As filed with the Securities and Exchange Commission on January 5, 2018

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    October 31, 2017

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Transamerica Funds	Annual Report 2017

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending October 31, 2017.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. In early November of 2016, the surprise election victory of Donald Trump generated a strong reaction in both the equity and fixed income markets. As a result, the final two months of 2016 saw a move upward in stocks, driven by the prospect of less overall government regulation and the potential for legislation out of Washington pertaining to tax reform and enhanced levels of fiscal spending. Longer term interest rates also rose materially during this time in response to anticipation of new economic policies perceived to be more growth oriented and inflationary. Between election-day and calendar year end, the 10-year Treasury yield jumped from 1.88% to 2.45%.

After this initial spike in long term yields, market interest rates fluctuated with the 10-year Treasury yield ranging from a high of 2.62% in March 2017 to a low of 2.05% in September 2017. Much of this movement appeared to be in response to the lack of legislative progress regarding the new administration’s economic agenda. On October 31, 2017, the 10-year Treasury yield closed at 2.38%.

Equity markets were a different story, as most major U.S. market indices, including the Dow Jones Industrial Average, the S&P 500® and the NASDAQ moved higher during the year. The primary catalyst for the ascent in stocks was corporate earnings, as during the first half of 2017 S&P 500® companies posted their strongest levels of earnings growth in five years, as seen by aggregate double digit profit growth in both the first and second quarters. This helped to propel the equity markets even as the progress in Washington regarding new economic policy was significantly slower than anticipated. These strong corporate profit results and lower default rates also helped to support credit markets as high yield bond spreads tightened to their lowest levels in three years.

In regard to the broader economy, gross domestic product (“GDP”) growth exceeded 3% in the second quarter of 2017 for the first time in two years as steady job gains combined with growth in wages and consumer spending. The U.S. Federal Reserve (“Fed”) also moved more quickly toward normalizing short term interest rates, raising the Federal Funds Rate three times, effectively putting an end to the zero interest rate policy that had been in effect since 2008. In September 2017, the Fed announced a formal schedule to finally begin reducing its balance sheet of more than $4 trillion in bonds, which will be implemented over several years.

For the 12-month period ending October 31, 2017, the S&P 500® returned 23.63% while the MSCI EAFE Index, representing international developed market equities, gained 24.01%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.90%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2017 was characterized by rising equity markets around the world. The victory by Donald Trump in the November 2016 U.S. presidential election raised investor hopes for a regime of tax cuts, amped up infrastructure spending, and business deregulation. The equity markets responded positively as these expectations persisted throughout the year while at the same time corporate earnings grew strongly. Over the period, the S&P 500® returned 23.63%. U.S. small caps fared even better, with the Russell 2000® Index gaining 27.85%. Growth stocks significantly outpaced value stocks across all market-cap ranges. In the large-cap realm, for example, the Russell Top 200® Growth Index returned 30.87% versus the Russell Top 200® Value Index’s 18.10% gain.

Foreign stocks were every bit as strong as U.S. stocks. The MSCI EAFE Index of developed foreign markets returned 24.01% in U.S. dollar terms, while the MSCI Emerging Markets Index gained 26.91%. Gains in real estate investment trusts (“REITs”) were more muted globally. The FTSE EPRA/NAREIT Developed REITS Index was up only 4.77% for the period.

Bond returns were subdued as the U.S. Federal Reserve (“Fed”) gradually tightened its monetary policy. The Fed raised the Federal Funds Rate three times during the period (December 2016, March 2017, and June 2017). Also, in September 2017 the Fed announced it would begin reducing its holdings of Treasuries and mortgage bonds by not replacing maturing bonds, effectively shrinking money supply. These moves were well-forecast, and the bond market seemed to take them in stride. Bonds initially sold off sharply after the November 2016 Trump victory (given the expectation for inflationary policies). But bonds clawed back some of those losses throughout 2017 even as the Fed tightened. Overall, Treasury prices retreated only moderately for the period as a whole, pushing the yield on the 10-year Treasury from 1.85% on November 1, 2016 to 2.38% as of October 31, 2017. The Bloomberg Barclays US Aggregate Bond Index still managed to post a positive 0.90% total return. Foreign investment-grade bonds also sold off in November 2016 before recovering ground in 2017’s first half; the Citi WGBI Non-USD Index managed a 0.73% return for the full 12-month period. Meanwhile, U.S. high-yield bonds gained strongly on the back of healthy corporate earnings, with the Bloomberg Barclays US Corporate High-Yield 2% Issuer Capped Index notching an 8.92% return. Emerging markets debt also enjoyed meaningful gains; the JPMorgan EMBI Global Diversified Index returned 6.32% in U.S. dollar terms.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation — Conservative Portfolio Class A returned 8.78%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 0.90% and 23.75%, respectively.

STRATEGY REVIEW

The goal of the Fund has always been to provide investors one-stop participation in the global financial markets, including asset classes beyond those reflected in the primary and secondary benchmarks. The Fund provides a mix of about 35% equity and 65% fixed-income securities under normal conditions. The equity side is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven strategies.

During the reporting period, management’s underweight to U.S. stocks and overweight to foreign developed markets — prompted by lofty U.S. equity valuations — was essentially a wash. Although foreign developed markets have meaningfully outperformed in 2017, the returns of the MSCI EAFE Index and S&P 500® are about the same when one includes the late-2016 post-election surge in U.S. equities. An overweight to emerging markets, however, was significant as emerging-markets equity outperformed both U.S. and foreign developed-market equity. Investing a portion of the foreign equity in small-cap stocks was also a boon. In the bond portfolio, holding duration moderately short of the benchmark and maintaining a diversified credit mix was helpful as prices for longer-term government bonds declined. Overweighting emerging-markets debt benefited the Fund as well. Defensively favoring floating-rate bank loans over fixed-rate bonds in the noninvestment-grade sleeve meant the portfolio missed some of the upside in high-yield bonds, but floating-rate bank loans also outperformed the Bloomberg Barclays US Aggregate Bond Index.

The Fund’s underlying mutual funds held their own as a group. All three of the core bond funds outpaced the Bloomberg Barclays US Aggregate Bond Index, as did all of the other seven fixed-income funds owned during the period, which cover diversifying asset classes such as high-yield bonds, emerging-markets debt, and floating-rate bank loans. Two of the four U.S. large-cap growth funds chalked up gains of more than 30% on the back of a surging technology sector, while both of the U.S. large-cap value funds outpaced the Russell 1000® Value Index by about three percentage points. The international equity funds were mixed, with about half beating their style indexes and half not. The Fund’s stake in three absolute-return funds was the main disappointment, with two of the three suffering negative returns. Those funds are held as a substitute for a small portion of the bond portfolio to help hedge against rising interest rates.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

As of this writing, we believe U.S. equities are overvalued, trading at historically high price/earnings multiples on top of corporate profit margins that are also at the high end of their range. In the third quarter of 2017, the S&P 500® recorded its eighth consecutive quarterly gain. We see signs that investors may have grown complacent, perhaps overlooking the current level of price risk in the equity markets. In fact, many asset classes appear unattractive to us now from a valuation standpoint. We are responding to this environment by positioning defensively in some ways — for example, moderately underweighting equity via a meaningful reduction in U.S. equity, favoring floating-rate bank loans in the bond portfolio’s credit-sensitive sleeve, and hedging against rising rates by limiting bond duration and owning absolute-return strategies in place of bonds. Otherwise we are overweighting the areas where we see remaining value and underweighting what we deem to be overvalued asset classes. Of course we are doing all of this in the context of seeking the appropriate diversification and risk level you have come to expect from the Fund.

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	53.3%
U.S. Equity Funds	19.3
International Equity Funds	13.8
International Fixed Income Funds	8.2
U.S. Alternative Funds	3.2
International Alternative Funds	1.2
U.S. Mixed Allocation Fund	1.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	2.80%	4.23%	3.41%		03/01/2002
Class A (NAV)	8.78%	5.41%	4.00%		03/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	0.90%	2.04%	4.19%
Wilshire 5000 Total Market IndexSM (B)	23.75%	14.94%	7.62%
Class B (POP)	2.86%	4.43%	3.43%		03/01/2002
Class B (NAV)	7.86%	4.60%	3.43%		03/01/2002
Class C (POP)	6.99%	4.67%	3.32%		11/11/2002
Class C (NAV)	7.99%	4.67%	3.32%		11/11/2002
Class I (NAV)	8.97%	5.69%	6.07%		11/30/2009
Class R (NAV)	8.35%	5.06%	3.70%		06/15/2006
Class T1 (POP)	N/A	N/A	2.82	%(C)	03/17/2017
Class T1 (NAV)	N/A	N/A	5.42	%(C)	03/17/2017
Advisor Class (NAV)	N/A	N/A	5.68	%(C)	03/03/2017

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.2%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	7,891	$ 44,856
Transamerica Global Multifactor Macro (E)	1,411,433	12,660,553

		12,705,409

International Equity Funds - 13.8%
Transamerica Developing Markets Equity (E)	3,301,333	40,210,235
Transamerica Emerging Markets Equity (E)	927,522	10,276,946
Transamerica International Equity (E)	2,677,618	52,427,764
Transamerica International Equity Opportunities (E)	2,654,743	23,945,786
Transamerica International Small Cap (E)	1,980,352	13,585,215
Transamerica International Small Cap Value (E)	885,332	12,129,053

		152,574,999

International Fixed Income Funds - 8.2%
Transamerica Emerging Markets Debt (E)	4,039,046	44,187,158
Transamerica Inflation Opportunities (E)	4,638,567	46,617,598

		90,804,756

U.S. Alternative Funds - 3.2%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D)	13,251	128,670
Transamerica Event Driven (E)	1,025,083	10,568,601
Transamerica Managed Futures Strategy (E)	3,231,742	25,110,638

		35,807,909

U.S. Equity Funds - 19.3%
Transamerica Capital Growth (E)	1,050,578	18,132,978
Transamerica Concentrated Growth (E)	827,552	14,904,218
Transamerica Dividend Focused (E)	3,998,005	46,096,997
Transamerica Growth (E)	1,948,768	26,990,433
Transamerica Large Cap Value (E)	3,679,731	50,154,737

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value (E)	554,161	$ 9,431,825
Transamerica Mid Cap Value Opportunities (E)	349,229	4,173,283
Transamerica Multi-Cap Growth (E)	1,594,355	12,691,067
Transamerica Small Cap Core (E)	410,298	4,837,411
Transamerica Small Cap Growth (E)	361,594	2,596,246
Transamerica Small Cap Value (E)	403,093	4,853,236
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	1,529	950
Transamerica US Growth (E)	833,010	17,551,518

		212,414,899

U.S. Fixed Income Funds - 53.3%
Transamerica Bond (E)	6,369,652	60,702,787
Transamerica Core Bond (E)	12,912,097	128,733,612
Transamerica Flexible Income (E)	2,367,976	22,164,253
Transamerica Floating Rate (E)	5,088,924	50,736,574
Transamerica High Yield Bond (E)	47	441
Transamerica Intermediate Bond (E)	9,463,064	96,523,248
Transamerica Short-Term Bond (E)	6,608,090	66,345,227
Transamerica Total Return (E)	15,805,445	162,479,972

		587,686,114

U.S. Mixed Allocation Fund - 1.1%
Transamerica MLP & Energy Income (E)	1,622,853	11,976,658

Total Investment Companies (Cost $1,027,202,673)		1,103,970,744

Total Investments (Cost $1,027,202,673)		1,103,970,744
Net Other Assets (Liabilities) - (0.1)%		(852,066)

Net Assets - 100.0%		$ 1,103,118,678

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,103,796,268	$—	$—	$1,103,796,268

Total	$1,103,796,268	$—	$—	$1,103,796,268

Investment Companies Measured at Net Asset Value (G)				174,476

Total Investments				$1,103,970,744

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Issuer is affiliated with the Fund’s investment manager.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $174,476 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$81,188	$44,856	0.0	%(H)

Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	132,510	128,670	0.0	(H)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	15,291	950	0.0	(H)

Total			$228,989	$174,476	0.0	%(H)

(E)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(H)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2017 was characterized by rising equity markets around the world. The victory by Donald Trump in the November 2016 U.S. presidential election raised investor hopes for a regime of tax cuts, amped up infrastructure spending, and business deregulation. The equity markets responded positively as these expectations persisted throughout the year while at the same time corporate earnings grew strongly. Over the period, the S&P 500® returned 23.63%. U.S. small caps fared even better, with the Russell 2000® Index gaining 27.85%. Growth stocks significantly outpaced value stocks across all market-cap ranges. In the large-cap realm, for example, the Russell Top 200® Growth Index returned 30.87% versus the Russell Top 200® Value Index’s 18.10% gain.

Foreign stocks were every bit as strong as U.S. stocks. The MSCI EAFE Index of developed foreign markets returned 24.01% in U.S. dollar terms, while the MSCI Emerging Markets Index gained 26.91%. Gains in real estate investment trusts (“REITs”) were more muted globally. The FTSE EPRA/NAREIT Developed REITS Index was up only 4.77% for the period.

Bond returns were subdued as the U.S. Federal Reserve (“Fed”) gradually tightened its monetary policy. The Fed raised the Federal Funds Rate three times during the period (December, March, and June). Also, in September 2017 the Fed announced it would begin reducing its holdings of Treasuries and mortgage bonds by not replacing maturing bonds, effectively shrinking money supply. These moves were well-forecast, and the bond market seemed to take them in stride. Bonds initially sold off sharply after the November 2016 Trump victory (given the expectation for inflationary policies). But bonds clawed back some of those losses throughout 2017 even as the Fed tightened. Overall, Treasury prices retreated only moderately for the period as a whole, pushing the yield on the 10-year Treasury from 1.85% on November 1, 2016 to 2.38% as of October 31, 2017. The Bloomberg Barclays US Aggregate Bond Index still managed to post a positive 0.90% total return. Foreign investment-grade bonds also sold off in November 2016 before recovering ground in 2017’s first half; the Citi WGBI Non-USD Index managed a 0.73% return for the full 12-month period. Meanwhile, U.S. high-yield bonds gained strongly on the back of healthy corporate earnings, with the Bloomberg Barclays US Corporate High-Yield 2% Issuer Capped Index notching an 8.92% return. Emerging markets debt also enjoyed meaningful gains; the JPMorgan EMBI Global Diversified Index returned 6.32% in U.S. dollar terms.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation — Growth Portfolio Class A returned 20.19%, excluding any sales charges. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 23.75%.

STRATEGY REVIEW

The goal of the Fund has always been to provide investors one-stop participation in the global equity markets, with a few alternative-strategy funds included for diversification. The equity piece, which makes up more than 90% of the Fund, is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, and event-driven strategies.

During the reporting period, management’s underweight to U.S. stocks and overweight to foreign developed markets — prompted by lofty U.S. equity valuations — was essentially a wash. Although foreign developed markets have meaningfully outperformed in 2017, the returns of the MSCI EAFE Index and S&P 500® are about the same when one includes the late-2016 post-election surge in U.S. equities. An overweight to emerging markets, however, was significant as emerging-markets equity outperformed both U.S. and foreign developed-market equity. Investing a portion of the foreign equity in small-cap stocks was also a boon, as international small caps had a good run.

The Fund’s underlying mutual funds held their own as a group. Two of the four U.S. large-cap growth funds chalked up gains of more than 30% on the back of a surging technology sector, while both of the U.S. large-cap value funds outpaced the Russell 1000® Value Index by about three percentage points. These U.S. large-cap funds are core holdings, so their performance has a major impact on the Fund. The U.S. mid- and small-cap funds, which make up a smaller part of the Fund, were not as strong but still experienced healthy gains. The international equity funds were mixed, with about half beating their style indexes and half not. The Fund’s stake in three absolute-return funds was the main disappointment, with two of the three suffering negative returns. Those funds are held for diversification purposes. Another drag was an energy-infrastructure fund that had enjoyed strong 2016 returns but which cooled off in 2017.

As of this writing, we believe U.S. equities are overvalued, trading at historically high price/earnings multiples on top of corporate profit margins that are also at the high end of their range. In the third quarter of 2017, the S&P 500® recorded its eighth consecutive quarterly gain. We see signs that investors may have grown complacent, perhaps overlooking the current level of price risk in the equity markets.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

In fact, many asset classes appear unattractive to us now from a valuation standpoint. We are responding to this environment by positioning defensively in some ways — for example, moderately underweighting equity via a meaningful reduction in U.S. equity, holding part of the portfolio in absolute-return strategies, and favoring areas in the global equity market where we see remaining value. Of course we are doing all of this in the context of seeking the appropriate diversification and risk level you have come to expect from the Fund.

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	53.6%
International Equity Funds	36.8
U.S. Mixed Allocation Fund	4.1
U.S. Alternative Funds	4.1
International Alternative Funds	1.5
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	13.55%	10.43%	3.60%		03/01/2002
Class A (NAV)	20.19%	11.68%	4.19%		03/01/2002
Wilshire 5000 Total Market IndexSM (A)	23.75%	14.94%	7.62%
Class B (POP)	14.16%	10.65%	3.59%		03/01/2002
Class B (NAV)	19.16%	10.78%	3.59%		03/01/2002
Class C (POP)	18.31%	10.88%	3.49%		11/11/2002
Class C (NAV)	19.31%	10.88%	3.49%		11/11/2002
Class I (NAV)	20.52%	12.02%	10.44%		11/30/2009
Class R (NAV)	19.94%	11.37%	3.97%		06/15/2006
Class T1 (POP)	N/A	N/A	6.99	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	9.72	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	10.40	%(B)	03/03/2017

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. Funds that invest in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	5,149	$ 29,269
Transamerica Global Multifactor Macro (E)	2,483,438	22,276,435

		22,305,704

International Equity Funds - 36.8%
Transamerica Developing Markets Equity (E)	13,080,121	159,315,874
Transamerica Emerging Markets Equity (E)	5,501,462	60,956,204
Transamerica Global Real Estate Securities (E)	337,556	4,749,417
Transamerica International Equity (E)	8,150,744	159,591,565
Transamerica International Equity Opportunities (E)	10,009,312	90,283,997
Transamerica International Small Cap (E)	6,138,540	42,110,382
Transamerica International Small Cap Value (E)	3,486,634	47,766,890

		564,774,329

U.S. Alternative Funds - 4.1%
Transamerica Event Driven (E)	2,230,882	23,000,389
Transamerica Managed Futures Strategy (E)	5,047,844	39,221,747

		62,222,136

U.S. Equity Funds - 53.6%
Transamerica Capital Growth (E)	3,962,984	68,401,098
Transamerica Concentrated Growth (E)	3,119,226	56,177,260

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Dividend Focused (E)	14,076,726	$ 162,304,645
Transamerica Growth (E)	7,424,352	102,827,273
Transamerica Large Cap Value (E)	13,540,339	184,554,822
Transamerica Mid Cap Value (E)	3,787,672	64,466,186
Transamerica Mid Cap Value Opportunities (E)	2,115,936	25,285,436
Transamerica Multi-Cap Growth (E)	4,163,202	33,139,084
Transamerica Small Cap Core (E)	288,594	3,402,519
Transamerica Small Cap Growth (E)	2,368,990	17,009,349
Transamerica Small Cap Value (E)	3,121,883	37,587,472
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	5,111	3,175
Transamerica US Growth (E)	3,164,402	66,673,941

		821,832,260

U.S. Mixed Allocation Fund - 4.1%
Transamerica MLP & Energy Income (E)	8,609,579	63,538,694

Total Investment Companies (Cost $1,222,399,653)		1,534,673,123

Total Investments (Cost $1,222,399,653)		1,534,673,123
Net Other Assets (Liabilities) - (0.1)%		(1,744,154)

Net Assets - 100.0%		$ 1,532,928,969

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,534,640,679	$—	$—	$1,534,640,679

Total	$1,534,640,679	$—	$—	$1,534,640,679

Investment Companies Measured at Net Asset Value (G)				32,444

Total Investments				$1,534,673,123

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Issuer is affiliated with the Fund’s investment manager.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $32,444 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$52,975	$29,269	0.0	%(H)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	51,111	3,175	0.0	(H)

Total			$104,086	$32,444	0.0	%(H)

(E)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(H)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2017 was characterized by rising equity markets around the world. The victory by Donald Trump in the November 2016 U.S. presidential election raised investor hopes for a regime of tax cuts, amped up infrastructure spending, and business deregulation. The equity markets responded positively as these expectations persisted throughout the year while at the same time corporate earnings grew strongly. Over the period, the S&P 500® returned 23.63%. U.S. small caps fared even better, with the Russell 2000® Index gaining 27.85%. Growth stocks significantly outpaced value stocks across all market-cap ranges. In the large-cap realm, for example, the Russell Top 200® Growth Index returned 30.87% versus the Russell Top 200® Value Index’s 18.10% gain.

Foreign stocks were every bit as strong as U.S. stocks. The MSCI EAFE Index of developed foreign markets returned 24.01% in U.S. dollar terms, while the MSCI Emerging Markets Index gained 26.91%. Gains in real estate investment trusts (“REITs”) were more muted globally. The FTSE EPRA/NAREIT Developed REITS Index was up only 4.77% for the period.

Bond returns were subdued as the U.S. Federal Reserve (“Fed”) gradually tightened its monetary policy. The Fed raised the Federal Funds Rate three times during the period (December, March, and June). Also, in September 2017 the Fed announced it would begin reducing its holdings of Treasuries and mortgage bonds by not replacing maturing bonds, effectively shrinking money supply. These moves were well-forecast, and the bond market seemed to take them in stride. Bonds initially sold off sharply after the November 2016 Trump victory (given the expectation for inflationary policies). But bonds clawed back some of those losses throughout 2017 even as the Fed tightened. Overall, Treasury prices retreated only moderately for the period as a whole, pushing the yield on the 10-year Treasury from 1.85% on November 1, 2016 to 2.38% as of October 31, 2017. The Bloomberg Barclays US Aggregate Bond Index still managed to post a positive 0.90% total return. Foreign investment-grade bonds also sold off in November 2016 before recovering ground in 2017’s first half; the Citi WGBI Non-USD Index managed a 0.73% return for the full 12-month period. Meanwhile, U.S. high-yield bonds gained strongly on the back of healthy corporate earnings, with the Bloomberg Barclays US Corporate High-Yield 2% Issuer Capped Index notching an 8.92% return. Emerging markets debt also enjoyed meaningful gains; the JPMorgan EMBI Global Diversified Index returned 6.32% in U.S. dollar terms.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation — Moderate Growth Portfolio Class A returned 15.32%, excluding any sales charges. By comparison, its primary and secondary benchmarks the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 23.75% and 0.90%, respectively.

STRATEGY REVIEW

The goal of the Fund has always been to provide investors one-stop participation in the global financial markets, including asset classes beyond those reflected in the primary and secondary benchmarks. The Fund provides a mix of about 70% equity and 30% fixed-income securities under normal conditions. The equity side is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven strategies.

During the reporting period, management’s underweight to U.S. stocks and overweight to foreign developed markets — prompted by lofty U.S. equity valuations — was essentially a wash. Although foreign developed markets have meaningfully outperformed in 2017, the returns of the MSCI EAFE Index and S&P 500® are about the same when one includes the late-2016 post-election surge in U.S. equities. An overweight to emerging markets, however, was significant as emerging-markets equity outperformed both U.S. and foreign developed-market equity. Investing a portion of the foreign equity in small-cap stocks was also a boon. In the bond portfolio, holding duration moderately short of the benchmark and maintaining a diversified credit mix was helpful as prices for longer-term government bonds declined. Overweighting emerging-markets debt benefited the Fund as well. Defensively favoring floating-rate bank loans over fixed-rate bonds in the noninvestment-grade sleeve meant the Fund missed some of the upside in high-yield bonds, but floating-rate bank loans also outperformed the Bloomberg Barclays US Aggregate Bond Index.

The Fund’s underlying mutual funds held their own as a group. Two of the four U.S. large-cap growth funds chalked up gains of more than 30% on the back of a surging technology sector, while both of the U.S. large-cap value funds outpaced the Russell 1000® Value Index by about three percentage points. Meanwhile, the underlying bond funds were strong. All three of the core bond funds outpaced the Bloomberg Barclays US Aggregate Bond Index, as did all of the other bond funds owned by the Fund. The international equity funds were mixed, with about half beating their style indexes and half not. The Fund’s stake in three absolute-return funds was the main disappointment, with two of the three suffering negative returns. Those funds are held as a substitute for a small portion of the bond portfolio to help hedge against rising interest rates. Another modest drag was an energy-infrastructure fund that had enjoyed strong 2016 returns but which cooled off in 2017.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

As of this writing, we believe U.S. equities are overvalued, trading at historically high price/earnings multiples on top of corporate profit margins that are also at the high end of their range. In the third quarter of 2017, the S&P 500® recorded its eighth consecutive quarterly gain. We see signs that investors may have grown complacent, perhaps overlooking the current level of price risk in the equity markets. In fact, many asset classes appear unattractive to us now from a valuation standpoint. We are responding to this environment by positioning defensively in some ways — for example, moderately underweighting equity via a meaningful reduction in U.S. equity, favoring floating-rate bank loans in the bond portfolio’s credit-sensitive sleeve, and hedging against rising rates by limiting bond duration and owning absolute-return strategies in place of bonds. Otherwise we are overweighting the areas where we see remaining value and underweighting what we deem to be overvalued asset classes. Of course we are doing all of this in the context of seeking the appropriate diversification and risk level you have come to expect from the Fund.

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	39.4%
International Equity Funds	27.6
U.S. Fixed Income Funds	22.1
International Fixed Income Funds	4.2
U.S. Mixed Allocation Fund	2.9
U.S. Alternative Funds	2.4
International Alternative Funds	1.5
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	8.95%	8.03%	3.64%		03/01/2002
Class A (NAV)	15.32%	9.26%	4.23%		03/01/2002
Wilshire 5000 Total Market IndexSM (A)	23.75%	14.94%	7.62%
Bloomberg Barclays US Aggregate Bond Index (B)	0.90%	2.04%	4.19%
Class B (POP)	9.26%	8.22%	3.63%		03/01/2002
Class B (NAV)	14.26%	8.37%	3.63%		03/01/2002
Class C (POP)	13.48%	8.47%	3.53%		11/11/2002
Class C (NAV)	14.48%	8.47%	3.53%		11/11/2002
Class I (NAV)	15.62%	9.55%	8.70%		11/30/2009
Class R (NAV)	15.03%	9.00%	4.03%		06/15/2006
Class T1 (POP)	N/A	N/A	5.11	%(C)	03/17/2017
Class T1 (NAV)	N/A	N/A	7.79	%(C)	03/17/2017
Advisor Class (NAV)	N/A	N/A	8.29	%(C)	03/03/2017

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small-and medium sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	34,418	$ 195,645
Transamerica Global Multifactor Macro (E)	4,343,129	38,957,870

		39,153,515

International Equity Funds - 27.6%
Transamerica Developing Markets Equity (E)	15,044,273	183,239,250
Transamerica Emerging Markets Equity (E)	7,762,043	86,003,440
Transamerica Global Real Estate Securities (E)	849,121	11,947,130
Transamerica International Equity (E)	11,721,573	229,508,402
Transamerica International Equity Opportunities (E)	11,891,204	107,258,659
Transamerica International Small Cap (E)	8,142,074	55,854,628
Transamerica International Small Cap Value (E)	4,672,845	64,017,982

		737,829,491

International Fixed Income Funds - 4.2%
Transamerica Emerging Markets Debt (E)	7,210,661	78,884,630
Transamerica Inflation Opportunities (E)	3,271,132	32,874,879

		111,759,509

U.S. Alternative Funds - 2.4%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D)	43,273	420,185
Transamerica Event Driven (E)	2,003,063	20,651,584
Transamerica Managed Futures Strategy (E)	5,505,682	42,779,149

		63,850,918

U.S. Equity Funds - 39.4%
Transamerica Capital Growth (E)	4,951,416	85,461,447
Transamerica Concentrated Growth (E)	3,840,649	69,170,088
Transamerica Dividend Focused (E)	18,439,291	212,605,028

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Growth (E)	9,201,037	$ 127,434,359
Transamerica Large Cap Value (E)	17,441,577	237,728,699
Transamerica Mid Cap Value (E)	5,276,549	89,806,863
Transamerica Mid Cap Value Opportunities (E)	3,129,610	37,398,837
Transamerica Multi-Cap Growth (E)	7,089,408	56,431,688
Transamerica Small Cap Core (E)	1,134,432	13,374,957
Transamerica Small Cap Growth (E)	1,707,492	12,259,790
Transamerica Small Cap Value (E)	2,233,653	26,893,177
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	4,660	2,894
Transamerica US Growth (E)	3,963,235	83,505,370

		1,052,073,197

U.S. Fixed Income Funds - 22.1%
Transamerica Bond (E)	5,138,611	48,970,963
Transamerica Core Bond (E)	13,444,790	134,044,560
Transamerica Flexible Income (E)	3,929,197	36,777,282
Transamerica Floating Rate (E)	6,918,213	68,974,583
Transamerica Intermediate Bond (E)	10,176,528	103,800,588
Transamerica Short-Term Bond (E)	3,513,892	35,279,476
Transamerica Total Return (E)	15,865,694	163,099,339

		590,946,791

U.S. Mixed Allocation Fund - 2.9%
Transamerica MLP & Energy Income (E)	10,702,596	78,985,158

Total Investment Companies (Cost $2,275,814,160)		2,674,598,579

Total Investments (Cost $2,275,814,160)		2,674,598,579
Net Other Assets (Liabilities) - (0.1)%		(2,117,853)

Net Assets - 100.0%		$ 2,672,480,726

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$2,673,979,855	$—	$—	$2,673,979,855

Total	$2,673,979,855	$—	$—	$2,673,979,855

Investment Companies Measured at Net Asset Value (G)				618,724

Total Investments				$2,674,598,579

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Illiquid security. At October 31, 2017, the value of such securities amounted to $618,724 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$354,111	$195,645	0.0	%(H)

Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	432,725	420,185	0.0	(H)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	46,600	2,894	0.0	(H)

Total			$833,436	$618,724	0.0	%(H)

(D)	Issuer is affiliated with the Fund’s investment manager.
(E)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(H)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2017 was characterized by rising equity markets around the world. The victory by Donald Trump in the November 2016 U.S. presidential election raised investor hopes for a regime of tax cuts, amped up infrastructure spending, and business deregulation. The equity markets responded positively as these expectations persisted throughout the year while at the same time corporate earnings grew strongly. Over the period, the S&P 500® returned 23.63%. U.S. small caps fared even better, with the Russell 2000® Index gaining 27.85%. Growth stocks significantly outpaced value stocks across all market-cap ranges. In the large-cap realm, for example, the Russell Top 200® Growth Index returned 30.87% versus the Russell Top 200® Value Index’s 18.10% gain.

Foreign stocks were every bit as strong as U.S. stocks. The MSCI EAFE Index of developed foreign markets returned 24.01% in U.S. dollar terms, while the MSCI Emerging Markets Index gained 26.91%. Gains in real estate investment trusts (“REITs”) were more muted globally. The FTSE EPRA/NAREIT Developed REITS Index was up only 4.77% for the period.

Bond returns were subdued as the U.S. Federal Reserve (“Fed”) gradually tightened its monetary policy. The Fed raised the Federal Funds Rate three times during the period (December, March, and June). Also, in September 2017 the Fed announced it would begin reducing its holdings of Treasuries and mortgage bonds by not replacing maturing bonds, effectively shrinking money supply. These moves were well-forecast, and the bond market seemed to take them in stride. Bonds initially sold off sharply after the November 2016 Trump victory (given the expectation for inflationary policies). But bonds clawed back some of those losses throughout 2017 even as the Fed tightened. Overall, Treasury prices retreated only moderately for the period as a whole, pushing the yield on the 10-year Treasury from 1.85% on November 1, 2016 to 2.38% as of October 31, 2017. The Bloomberg Barclays US Aggregate Bond Index still managed to post a positive 0.90% total return. Foreign investment-grade bonds also sold off in November 2016 before recovering ground in 2017’s first half; the Citi WGBI Non-USD Index managed a 0.73% return for the full 12-month period. Meanwhile, U.S. high-yield bonds gained strongly on the back of healthy corporate earnings, with the Bloomberg Barclays US Corporate High-Yield 2% Issuer Capped Index notching an 8.92% return. Emerging markets debt also enjoyed meaningful gains; the JPMorgan EMBI Global Diversified Index returned 6.32% in U.S. dollar terms.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation — Moderate Portfolio Class A returned 11.54%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 23.75% and 0.90%, respectively.

STRATEGY REVIEW

The goal of the Fund has always been to provide investors one-stop participation in the global financial markets, including asset classes beyond those reflected in the primary and secondary benchmarks. The Fund provides a mix of about 50% equity and 50% fixed-income securities under normal conditions. The equity side is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven strategies.

During the reporting period, management’s underweight to U.S. stocks and overweight to foreign developed markets — prompted by lofty U.S. equity valuations — was essentially a wash. Although foreign developed markets have meaningfully outperformed in 2017, the returns of the MSCI EAFE Index and S&P 500® are about the same when one includes the late-2016 post-election surge in U.S. equities. An overweight to emerging markets, however, was significant as emerging-markets equity outperformed both U.S. and foreign developed-market equity. Investing a portion of the foreign equity in small-cap stocks was also a boon. In the bond portfolio, holding duration moderately short of the benchmark and maintaining a diversified credit mix was helpful as prices for longer-term government bonds declined. Overweighting emerging-markets debt benefited the Fund as well. Defensively favoring floating-rate bank loans over fixed-rate bonds in the noninvestment-grade sleeve meant the portfolio missed some of the upside in high-yield bonds, but floating-rate bank loans also outperformed the Bloomberg Barclays US Aggregate Bond Index.

The Fund’s underlying mutual funds held their own as a group. Two of the four U.S. large-cap growth funds chalked up gains of more than 30% on the back of a surging technology sector, while both of the U.S. large-cap value funds outpaced the Russell 1000® Value Index by about three percentage points. Meanwhile, the underlying bond funds were strong. All three of the core bond funds outpaced the Bloomberg Barclays US Aggregate Bond Index, as did all of the other bond funds owned by the Fund. The international equity funds were mixed, with about half beating their style indexes and half not. The Fund’s stake in three absolute-return funds was the main disappointment, with two of the three suffering negative returns. Those funds are held as a substitute for a small portion of the bond portfolio to help hedge against rising interest rates. Another modest drag was an energy-infrastructure fund that had enjoyed strong 2016 returns but which cooled off in 2017.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

As of this writing, we believe U.S. equities are overvalued, trading at historically high price/earnings multiples on top of corporate profit margins that are also at the high end of their range. In the third quarter of 2017, the S&P 500® recorded its eighth consecutive quarterly gain. We see signs that investors may have grown complacent, perhaps overlooking the current level of price risk in the equity markets. In fact, many asset classes appear unattractive to us now from a valuation standpoint. We are responding to this environment by positioning defensively in some ways — for example, moderately underweighting equity via a meaningful reduction in U.S. equity, favoring floating-rate bank loans in the bond portfolio’s credit-sensitive sleeve, and hedging against rising rates by limiting bond duration and owning absolute-return strategies in place of bonds. Otherwise we are overweighting the areas where we see remaining value and underweighting what we deem to be overvalued asset classes. Of course we are doing all of this in the context of seeking the appropriate diversification and risk level you have come to expect from the Fund.

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	40.3%
U.S. Equity Funds	27.9
International Equity Funds	19.9
International Fixed Income Funds	6.1
U.S. Alternative Funds	2.6
U.S. Mixed Allocation Fund	1.9
International Alternative Funds	1.4
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	5.45%	5.89%	3.59%		03/01/2002
Class A (NAV)	11.54%	7.08%	4.18%		03/01/2002
Wilshire 5000 Total Market IndexSM (A)	23.75%	14.94%	7.62%
Bloomberg Barclays US Aggregate Bond Index (B)	0.90%	2.04%	4.19%
Class B (POP)	5.53%	6.06%	3.58%		03/01/2002
Class B (NAV)	10.53%	6.22%	3.58%		03/01/2002
Class C (POP)	9.69%	6.31%	3.48%		11/11/2002
Class C (NAV)	10.69%	6.31%	3.48%		11/11/2002
Class I (NAV)	11.80%	7.35%	7.28%		11/30/2009
Class R (NAV)	11.20%	6.82%	3.95%		06/15/2006
Class T1 (POP)	N/A	N/A	3.81	%(C)	03/17/2017
Class T1 (NAV)	N/A	N/A	6.48	%(C)	03/17/2017
Advisor Class (NAV)	N/A	N/A	6.77	%(C)	03/03/2017

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.4%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	21,365	$ 121,446
Transamerica Global Multifactor Macro (E)	3,056,819	27,419,666

		27,541,112

International Equity Funds - 19.9%
Transamerica Developing Markets Equity (E)	8,399,923	102,311,058
Transamerica Emerging Markets Equity (E)	4,042,168	44,787,222
Transamerica International Equity (E)	6,377,487	124,871,187
Transamerica International Equity Opportunities (E)	6,076,400	54,809,124
Transamerica International Small Cap (E)	4,395,129	30,150,584
Transamerica International Small Cap Value (E)	2,369,728	32,465,268

		389,394,443

International Fixed Income Funds - 6.1%
Transamerica Emerging Markets Debt (E)	6,600,627	72,210,862
Transamerica Inflation Opportunities (E)	4,742,154	47,658,649

		119,869,511

U.S. Alternative Funds - 2.6%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D)	28,370	275,475
Transamerica Event Driven (E)	1,627,937	16,784,029
Transamerica Managed Futures Strategy (E)	4,309,140	33,482,018

		50,541,522

U.S. Equity Funds - 27.9%
Transamerica Capital Growth (E)	2,544,982	43,926,396
Transamerica Concentrated Growth (E)	2,207,658	39,759,929
Transamerica Dividend Focused (E)	9,663,175	111,416,402
Transamerica Growth (E)	4,662,220	64,571,748
Transamerica Large Cap Value (E)	8,992,869	122,572,808
Transamerica Mid Cap Value (E)	2,451,120	41,718,064

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value Opportunities (E)	1,496,732	$ 17,885,945
Transamerica Multi-Cap Growth (E)	3,884,143	30,917,780
Transamerica Small Cap Core (E)	674,462	7,951,903
Transamerica Small Cap Growth (E)	1,040,970	7,474,165
Transamerica Small Cap Value (E)	1,346,002	16,205,863
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	2,887	1,793
Transamerica US Growth (E)	1,982,830	41,778,221

		546,181,017

U.S. Fixed Income Funds - 40.3%
Transamerica Bond (E)	7,916,956	75,448,592
Transamerica Core Bond (E)	17,595,407	175,426,204
Transamerica Flexible Income (E)	5,560,697	52,048,121
Transamerica Floating Rate (E)	7,283,747	72,618,956
Transamerica High Yield Bond (E)	163	1,534
Transamerica Intermediate Bond (E)	13,132,917	133,955,758
Transamerica Short-Term Bond (E)	6,180,511	62,052,334
Transamerica Total Return (E)	21,230,187	218,246,322

		789,797,821

U.S. Mixed Allocation Fund - 1.9%
Transamerica MLP & Energy Income (E)	5,210,891	38,456,375

Total Investment Companies (Cost $1,758,681,607)		1,961,781,801

Total Investments (Cost $1,758,681,607)		1,961,781,801
Net Other Assets (Liabilities) - (0.1)%		(1,715,292)

Net Assets - 100.0%		$ 1,960,066,509

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,961,383,087	$—	$—	$1,961,383,087

Total	$1,961,383,087	$—	$—	$1,961,383,087

Investment Companies Measured at Net Asset Value (G)				398,714

Total Investments				$1,961,781,801

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Issuer is affiliated with the Fund’s investment manager.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $398,714 or less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$219,813	$121,446	0.0	%(H)

Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	283,697	275,475	0.0	(H)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	28,869	1,793	0.0	(H)

Total			$532,379	$398,714	0.0	%(H)

(E)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(H)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

With few exceptions, the equity and credit markets were calm during the 12-month period ending on October 31, 2017. Broad U.S. equity markets exhibited historically low volatility and advanced steadily, fueled primarily by a supportive economic environment and strong corporate earnings which grew by double digits during the period. Growth stocks outperformed value stocks, and small cap stocks beat large stocks, although the performance of small caps relative to large caps was inconsistent over the period with large caps gaining consistently while small caps gained in more sporadic fashion. Foreign equity markets were also strong, with both developed and emerging markets posting double-digit gains in the period.

Fixed income markets were primarily driven by higher risk credit assets such as high yield bonds, emerging markets debt and leveraged loans. Like the equity markets, the strong performance in credit was primarily driven by a fundamentally healthy economic backdrop and strong corporate earnings growth, as well as strong risk appetite from investors. In corporate credit markets, refunding activity — the process of refinancing older, higher-coupon debts using new issues with lower coupons — also helped push spreads tighter in the period.

On the economic front, the unemployment rate continued with its almost decade-long decline, reaching 4.1% in October, the lowest reading since December 2000. With the strong employment environment as a backdrop, wage growth pressures picked up, helping to boost overall inflation to above 2%. Gross domestic product (“GDP”) also picked up, posting annual growth of over 3% for each of the past two quarters, the first time this has happened since 2014.

Central banks were also a focus in the period, as the U.S. Federal Reserve (“Fed”) continued on the path toward normalizing monetary policy by increasing the Fed Funds Rate to over 1% while also announcing that it would begin to incrementally and slowly unwind its quantitative easing program. While foreign Central Banks like the European Central Bank and the Bank of Japan are still pursuing very low policy rates and quantitative easing programs, the pace of accommodation has been slowing.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation Intermediate Horizon Class R4 returned 11.67%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned 23.63%, 0.90% and 12.24%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The Fund is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that are weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the full 12-month period was Transamerica Large Growth with a gain of 29.22%. It was also the largest positive contributor to overall performance and had a target weight in the Fund of 13%. The top performing fixed income holding was Transamerica High Yield Bond which carried a target weight of 6% and produced a total return of 7.97%

The weakest performing holding in the period was Transamerica Inflation-Protected Securities which lost (1.15)% and had a target allocation of 11.8%. It was the only losing position in the past 12 months. The weakest equity fund holding, Transamerica Mid Cap Value Opportunities, still benefited in the strong market environment during the period by producing a total return of 9.06%. It carried a target weighting of 3%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	50.8%
U.S. Equity Funds	38.5
International Equity Fund	10.7
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017

	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class R (NAV)	N/A	N/A	4.24	%(A)	05/19/2017
Class R4 (NAV)	11.67%	7.07%	4.52%		09/11/2000
S&P 500® (B)	23.63%	15.18%	7.51%
Bloomberg Barclays US Aggregate Bond Index (C)	0.90%	2.04%	4.19%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (C) (D) (E) (F) (G) (H) (I) (J)	12.24%	7.66%	5.39%

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 6% BofA Merrill Lynch High Yield Master II Index, and 2% Citigroup 3-Month Treasury Bill Index.

(E) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(F) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(G) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(H) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(I) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(J) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 10.7%
Transamerica International Equity (A) (B)	2,441,801	$ 47,810,455

Money Market Fund - 0.1%
Transamerica Government Money Market (A)	571,541	571,541

U.S. Equity Funds - 38.5%
Transamerica Large Growth (A)	5,299,983	62,115,806
Transamerica Large Value Opportunities (A)	5,355,250	57,354,732
Transamerica Mid Cap Growth (A) (B)	939,841	13,458,529
Transamerica Mid Cap Value Opportunities (A) (B)	1,016,412	12,156,291
Transamerica Small Cap Growth (A) (B)	1,814,276	13,044,643
Transamerica Small Cap Value (A) (B)	1,090,629	13,142,083

		171,272,084

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 50.8%
Transamerica High Quality Bond (A)	3,693,886	$ 36,828,042
Transamerica High Yield Bond (A)	2,994,883	28,241,746
Transamerica Inflation-Protected Securities (A)	5,117,934	51,025,807
Transamerica Intermediate Bond (A)	10,768,548	110,054,558

		226,150,153

Total Investment Companies (Cost $422,222,916)		445,804,233

Total Investments (Cost $422,222,916)		445,804,233
Net Other Assets (Liabilities) - (0.1)%		(230,989)

Net Assets - 100.0%		$ 445,573,244

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$445,804,233	$—	$—	$445,804,233

Total Investments	$445,804,233	$—	$—	$445,804,233

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I3 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing securities.
(C)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

With few exceptions, the equity and credit markets were calm during the 12-month period ending on October 31, 2017. Broad U.S. equity markets exhibited historically low volatility and advanced steadily, fueled primarily by a supportive economic environment and strong corporate earnings which grew by double digits during the period. Growth stocks outperformed value stocks, and small cap stocks beat large stocks, although the performance of small caps relative to large caps was inconsistent over the period with large caps gaining consistently while small caps gained in more sporadic fashion. Foreign equity markets were also strong, with both developed and emerging markets posting double-digit gains in the period.

Fixed income markets were primarily driven by higher risk credit assets such as high yield bonds, emerging markets debt and leveraged loans. Like the equity markets, the strong performance in credit was primarily driven by a fundamentally healthy economic backdrop and strong corporate earnings growth, as well as strong risk appetite from investors. In corporate credit markets, refunding activity — the process of refinancing older, higher-coupon debts using new issues with lower coupons — also helped push spreads tighter in the period.

On the economic front, the unemployment rate continued with its almost decade-long decline, reaching 4.1% in October, the lowest reading since December 2000. With the strong employment environment as a backdrop, wage growth pressures picked up, helping to boost overall inflation to above 2%. Gross domestic product (“GDP”) also picked up, posting annual growth of over 3% for each of the past two quarters, the first time this has happened since 2014.

Central banks were also a focus in the period, as the U.S. Federal Reserve (“Fed”) continued on the path toward normalizing monetary policy by increasing the Fed Funds Rate to over 1% while also announcing that it would begin to incrementally and slowly unwind its quantitative easing program. While foreign Central Banks like the European Central Bank and the Bank of Japan are still pursuing very low policy rates and quantitative easing programs, the pace of accommodation has been slowing.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation Long Horizon Class R4 returned 19.93%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned 23.63% and 21.55%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The Fund is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that are weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the full 12-month period was Transamerica Large Growth with a gain of 29.22%. It was also the largest positive contributor to overall performance and had a target weight in the portfolio of 21%. The top performing fixed income fund in the portfolio was Transamerica High Yield Bond which carried a target weight of 2% and produced a total return of 7.97%

The weakest performing holding on the period was Transamerica Inflation-Protected Securities which lost (1.15)% and had a target allocation of 3.3%. It was the only losing position in the past 12 months. The weakest equity fund in the portfolio, Transamerica Mid Cap Value Opportunities, still benefited in the strong market environment during the period by producing a total return of 9.06%. It carried a target weighting of 6%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	66.4%
International Equity Fund	23.6
U.S. Fixed Income Funds	9.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class R (NAV)	N/A	N/A	6.90	%(A)	05/19/2017
Class R4 (NAV)	19.93%	10.88%	4.28%		09/11/2000
S&P 500® (B)	23.63%	15.18%	7.51%
Transamerica Asset Allocation Long Horizon Blended Benchmark (C) (D) (E) (F) (G) (H) (I)	21.55%	12.23%	5.97%

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% Citigroup 3-Month Treasury Bill Index and 2% BofA Merrill Lynch High Yield Master II Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(G) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(H) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

(I) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 23.6%
Transamerica International Equity (A) (B)	3,122,133	$ 61,131,357

Money Market Fund - 0.2%
Transamerica Government Money Market (B)	467,594	467,594

U.S. Equity Funds - 66.4%
Transamerica Large Growth (B)	5,086,706	59,616,192
Transamerica Large Value Opportunities (B)	4,866,045	52,115,346
Transamerica Mid Cap Growth (A) (B)	1,045,934	14,977,770
Transamerica Mid Cap Value Opportunities (A) (B)	1,168,753	13,978,291
Transamerica Small Cap Growth (A) (B)	2,110,262	15,172,785
Transamerica Small Cap Value (A) (B)	1,300,748	15,674,015

		171,534,399

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.9%
Transamerica High Quality Bond (B)	129,250	$ 1,288,628
Transamerica High Yield Bond (B)	558,222	5,264,029
Transamerica Inflation-Protected Securities (B)	853,496	8,509,352
Transamerica Intermediate Bond (B)	1,019,792	10,422,277

		25,484,286

Total Investment Companies (Cost $229,237,554)		258,617,636

Total Investments (Cost $229,237,554)		258,617,636
Net Other Assets (Liabilities) - (0.1)%		(130,213)

Net Assets - 100.0%		$ 258,487,423

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$258,617,636	$—	$—	$258,617,636

Total Investments	$258,617,636	$—	$—	$258,617,636

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in the Class I3 shares of the affiliated series of Transamerica Funds.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

With few exceptions, the equity and credit markets were calm during the 12-month period ending on October 31, 2017. Broad U.S. equity markets exhibited historically low volatility and advanced steadily, fueled primarily by a supportive economic environment and strong corporate earnings which grew by double digits during the period. Growth stocks outperformed value stocks, and small cap stocks beat large stocks, although the performance of small caps relative to large caps was inconsistent over the period with large caps gaining consistently while small caps gained in more sporadic fashion. Foreign equity markets were also strong, with both developed and emerging markets posting double-digit gains in the period.

Fixed income markets were primarily driven by higher risk credit assets such as high yield bonds, emerging markets debt and leveraged loans. Like the equity markets, the strong performance in credit was primarily driven by a fundamentally healthy economic backdrop and strong corporate earnings growth, as well as strong risk appetite from investors. In corporate credit markets, refunding activity — the process of refinancing older, higher-coupon debts using new issues with lower coupons — also helped push spreads tighter in the period.

On the economic front, the unemployment rate continued with its almost decade-long decline, reaching 4.1% in October, the lowest reading since December 2000. With the strong employment environment as a backdrop, wage growth pressures picked up, helping to boost overall inflation to above 2%. Gross domestic product (“GDP”) also picked up, posting annual growth of over 3% for each of the past two quarters, the first time this has happened since 2014.

Central banks were also a focus in the period, as the U.S. Federal Reserve (“Fed”) continued on the path toward normalizing monetary policy by increasing the Fed Funds Rate to over 1% while also announcing that it would begin to incrementally and slowly unwind its quantitative easing program. While foreign Central Banks like the European Central Bank and the Bank of Japan are still pursuing very low policy rates and quantitative easing programs, the pace of accommodation has been slowing.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Asset Allocation Short Horizon Class R4 returned 3.85%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned 0.90% and 3.57%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The Fund is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that are weaker-performing in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the full 12-month period was Transamerica Large Growth with a gain of 29.22%. It was also the largest positive contributor to overall performance and had a target weight in the Fund of 3%. The top performing fixed income fund in the portfolio was Transamerica High Yield Bond which carried a target weight of 10% and produced a total return of 7.97%.

The weakest performing holding for the period was Transamerica Inflation-Protected Securities which lost (1.15)% and had a target allocation of 16.8%. It was the only losing position in the past 12 months. The weakest equity fund in the portfolio, Transamerica Small Cap Core, still benefited in the strong market environment during the period by producing a total return of 17.67%. It carried a target weighting of 2%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	88.9%
U.S. Equity Funds	8.7
International Equity Fund	2.3
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class R (NAV)	N/A	N/A	1.72	%(A)	05/19/2017
Class R4 (NAV)	3.85%	2.94%	4.22%		09/11/2000
Bloomberg Barclays US Aggregate Bond Index (B)	0.90%	2.04%	4.19%
Transamerica Asset Allocation Short Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I)	3.57%	3.03%	4.31%

(A) Not annualized.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg Barclays US Aggregate Bond Index, 17% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% BofA Merrill Lynch High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-U.S, and 2% Citigroup 3-Month Treasury Bill Index.

(D) The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(E) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(F) The BofA Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(G) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(H) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(I) The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 2.3%
Transamerica International Equity (A) (B)	220,522	$ 4,317,814

Money Market Fund - 0.2%
Transamerica Government Money Market (B)	380,432	380,432

U.S. Equity Funds - 8.7%
Transamerica Large Growth (B)	540,303	6,332,354
Transamerica Large Value Opportunities (B)	575,224	6,160,653
Transamerica Small Cap Core (A) (B)	337,100	3,977,784

		16,470,791

U.S. Fixed Income Funds - 88.9%
Transamerica High Quality Bond (B)	3,150,324	31,408,730
Transamerica High Yield Bond (B)	2,127,972	20,066,772

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Inflation-Protected Securities (B)	2,929,314	$ 29,205,256
Transamerica Intermediate Bond (B)	8,519,890	87,073,278

		167,754,036

Total Investment Companies (Cost $187,115,279)		188,923,073

Total Investments (Cost $187,115,279)		188,923,073
Net Other Assets (Liabilities) - (0.1)%		(98,531)

Net Assets - 100.0%		$ 188,824,542

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$188,923,073	$—	$—	$188,923,073

Total Investments	$188,923,073	$—	$—	$188,923,073

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in the Class I3 shares of the affiliated series of Transamerica Funds.
(C)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The global synchronized recovery continued into the second half of 2017 with benign inflationary pressures. Both developed market equities, as measured by the MSCI World Index (net), and emerging market equities, as measured by the MSCI Emerging Market Index (net), delivered positive returns with emerging markets outperforming developed equities. In the U.S., the U.S. Federal Reserve (“Fed”) confirmed that they will start normalizing their balance sheet starting in October 2017 and continued to signal that they are looking to hike once more in 2017 if the economy continues to evolve as expected. The third quarter saw U.S. yields drop in July and August due to weaker inflation and heightened geopolitical tensions from North Korea. However, yields bounced back sharply in September as a result of an inflation print surprising to the upside, leading to slightly hawkish commentary out of the Fed. Policy reform also came back into the limelight as the Trump administration gave a fresh impetus to tax reforms in September. In Europe, economic growth remained robust while political uncertainty increased with the results of the German election and the ongoing political developments in Catalonia, Spain.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Multi-Manager Alternative Strategies Portfolio Class A, returned 3.04%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.78% and 6.98%, respectively.

STRATEGY REVIEW

Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) took over management of the Fund on July 7, 2017. During the July 7, 2017 to October 31, 2017 period, the Fund outperformed its primary benchmark.

This is a fund-of-funds portfolio which seeks to provide diversification for traditional portfolios and access to active security selection in a single-fund solution. By investing in both “alternative” strategies (such as long/short and event-driven equities) and non-traditional asset classes (such as emerging markets equity and high yield fixed income), the Fund seeks to realize returns that tend to be less dependent on traditional long-only equities.

Over the reporting period, positive performance was primarily driven by the alternative strategies. The long/short equity strategy was a material contributor to returns. The managed futures and event-driven strategies also contributed positively to returns. The master-limited partnership (“MLP”) strategy was the only detractor from returns; however, the strategy was able to outperform broader MLPs. There were no other detractors from performance.

Non-traditional assets posted positive performance across the board. Emerging market assets, both equity and debt, were the top contributors among traditional assets as U.S. dollar weakness and continued positive global growth allowed for emerging market outperformance.

In September 2017, we initiated a view in the Fund to be short duration. This view was a strong contributor to returns, benefiting from an increase in U.S. Treasury yields towards the end of the reporting period.

During the fiscal year, including the period prior to Goldman Sachs’ management, the Fund utilized derivatives. These positions detracted from performance.

Christopher Lvoff, CFA

Raymond Chan, CFA

Lucy Xin

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	32.8%
International Alternative Funds	31.5
International Fixed Income Funds	16.8
U.S. Fixed Income Funds	8.1
International Equity Funds	7.1
U.S. Mixed Allocation Fund	2.7
Repurchase Agreement	1.1
Net Other Assets (Liabilities)^	(0.1)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(2.67)%	0.61%	0.69%		12/28/2006
Class A (NAV)	3.04%	1.76%	1.26%		12/28/2006
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (A)	3.78%	3.28%	3.50%
HFRX Global Hedge Fund Index (B)	6.98%	2.23%	(0.75)%
Class C (POP)	1.22%	1.00%	0.56%		12/28/2006
Class C (NAV)	2.22%	1.00%	0.56%		12/28/2006
Class I (NAV)	3.32%	2.08%	2.79%		11/30/2009
Class R6 (NAV)	3.41%	N/A	(0.04)%		05/29/2015
Class T1 (POP)	N/A	N/A	(0.20	)%(C)	03/17/2017
Class T1 (NAV)	N/A	N/A	2.38	%(C)	03/17/2017

(A) The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

(C) Not annualized.

The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 2.5% for Class T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies may not suitable for all investors. Many alternative strategies tend to use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 99.0%
International Alternative Funds - 31.5%
Transamerica Global Multifactor Macro (A)	2,436,136	$ 21,852,139
Transamerica Unconstrained Bond (A)	2,886,517	29,442,474

		51,294,613

International Equity Funds - 7.1%
Transamerica Developing Markets Equity (A)	249,425	3,037,995
Transamerica Emerging Markets Equity (A)	268,478	2,974,741
Transamerica Global Real Estate Securities (A)	399,096	5,615,281

		11,628,017

International Fixed Income Funds - 16.8%
Transamerica Emerging Markets Debt (A)	1,010,472	11,054,563
Transamerica Inflation Opportunities (A)	1,623,725	16,318,435

		27,372,998

U.S. Alternative Funds - 32.8%
Transamerica Arbitrage Strategy Liquidating Trust (B) (C) (D) (E)	22,689	220,311
Transamerica Event Driven (A)	1,774,235	18,292,366
Transamerica Long/Short Strategy (A)	2,584,900	17,525,621
Transamerica Managed Futures Strategy (A)	2,225,817	17,294,595

		53,332,893

U.S. Fixed Income Funds - 8.1%
Transamerica Core Bond (A)	328,682	3,276,956

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	1,041,871	$ 9,824,839

		13,101,795

U.S. Mixed Allocation Fund - 2.7%
Transamerica MLP & Energy Income (A)	586,329	4,327,108

Total Investment Companies (Cost $163,552,494)		161,057,424

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp. 0.12% (F), dated 10/31/2017, to be repurchased at $1,725,534 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.63%, due 08/15/2020, and with a value of $1,762,689.	$ 1,725,528	1,725,528

Total Repurchase Agreement (Cost $1,725,528)		1,725,528

Total Investments (Cost $165,278,022)		162,782,952
Net Other Assets (Liabilities) - (0.1)%		(147,428)

Net Assets - 100.0%		$ 162,635,524

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(47)	12/19/2017	$(5,994,703)	$(5,872,063)	$122,641	$—

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$160,837,113	$—	$—	$160,837,113
Repurchase Agreement	—	1,725,528	—	1,725,528

Total	$160,837,113	$1,725,528	$—	$162,562,641

Investment Companies Measured at Net Asset Value (H)				220,311

Total Investments				162,782,952

Other Financial Instruments
Futures Contracts (I)	$122,641	$—	$—	$122,641

Total Other Financial Instruments	$122,641	$—	$—	$122,641

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Issuer is affiliated with the Fund’s investment manager.
(D)	Illiquid security. At October 31, 2017, the value of such securities amounted to $220,311 or 0.1% of the Fund’s net assets.
(E)	Restricted security. At October 31, 2017, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$226,886	$220,311	0.1%

(F)	Rate disclosed reflects the yield at October 31, 2017.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until October 31, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,041.30	$2.42(B	)	$1,022.80	$2.40	0.47%
Class B	1,000.00	1,036.20	6.83(B	)	1,018.50	6.77	1.33
Class C	1,000.00	1,036.60	6.26(B	)	1,019.10	6.21	1.22
Class I	1,000.00	1,042.30	1.34(B	)	1,023.90	1.33	0.26
Class R	1,000.00	1,039.10	4.16(B	)	1,021.10	4.13	0.81
Class T1	1,000.00	1,041.50	2.06(B	)	1,023.20	2.04	0.40
Advisor Class	1,000.00	1,041.70	1.80(B	)	1,023.40	1.79	0.35

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,080.60	2.67(B	)	1,022.60	2.60	0.51
Class B	1,000.00	1,075.80	7.33(B	)	1,018.10	7.12	1.40
Class C	1,000.00	1,076.20	6.54(B	)	1,018.90	6.36	1.25
Class I	1,000.00	1,082.00	1.36(B	)	1,023.90	1.33	0.26
Class R	1,000.00	1,079.30	4.09(B	)	1,021.30	3.97	0.78
Class T1	1,000.00	1,082.00	2.05(B	)	1,023.20	1.99	0.39
Advisor Class	1,000.00	1,081.30	1.89(B	)	1,023.40	1.84	0.36

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	$1,000.00	$1,063.60	$2.55(B	)	$1,022.70	$2.50	0.49%
Class B	1,000.00	1,058.20	7.00(B	)	1,018.40	6.87	1.35
Class C	1,000.00	1,059.30	6.38(B	)	1,019.00	6.26	1.23
Class I	1,000.00	1,065.20	1.30(B	)	1,023.90	1.28	0.25
Class R	1,000.00	1,062.40	3.90(B	)	1,021.40	3.82	0.75
Class T1	1,000.00	1,063.60	2.03(B	)	1,023.20	1.99	0.39
Advisor Class	1,000.00	1,064.40	1.87(B	)	1,023.40	1.84	0.36

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	1,050.90	2.48(B	)	1,022.80	2.45	0.48
Class B	1,000.00	1,046.00	6.86(B	)	1,018.50	6.77	1.33
Class C	1,000.00	1,047.00	6.29(B	)	1,019.10	6.21	1.22
Class I	1,000.00	1,052.60	1.29(B	)	1,023.90	1.28	0.25
Class R	1,000.00	1,049.50	3.72(B	)	1,021.60	3.67	0.72
Class T1	1,000.00	1,051.70	2.02(B	)	1,023.20	1.99	0.39
Advisor Class	1,000.00	1,051.00	1.86(B	)	1,023.40	1.84	0.36

Transamerica Asset Allocation Intermediate Horizon
Class R	1,000.00	1,042.40	2.77(E	)	1,022.20	3.06	0.60
Class R4	1,000.00	1,047.30	1.55(B	)	1,023.70	1.53	0.30

Transamerica Asset Allocation Long Horizon
Class R	1,000.00	1,069.00	2.81(E	)	1,022.20	3.06	0.60
Class R4	1,000.00	1,075.50	1.73(B	)	1,023.50	1.68	0.33

Transamerica Asset Allocation Short Horizon
Class R	1,000.00	1,017.20	2.74(E	)	1,022.20	3.06	0.60
Class R4	1,000.00	1,020.80	1.58(B	)	1,023.60	1.58	0.31

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	1,025.90	3.63(B	)	1,021.60	3.62	0.71
Class C	1,000.00	1,020.90	7.28(B	)	1,018.00	7.27	1.43
Class I	1,000.00	1,027.00	1.94(B	)	1,023.30	1.94	0.38
Class R6	1,000.00	1,027.70	1.48(B	)	1,023.70	1.48	0.29
Class T1	1,000.00	1,025.90	2.76(B	)	1,022.50	2.75	0.54

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Class commenced operations on May 19, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (165 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2017.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2017

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio		Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon
Assets:
Affiliated investments, at value (A)	$1,103,970,744	$1,534,673,123	$2,674,598,579		$1,961,781,801		$445,804,233
Receivables and other assets:
Shares of beneficial interest sold	496,012	562,269	1,307,418		385,831		892
Affiliated investments sold	258,163	826,729	859,976		1,077,466		56,239
Dividends	379,455	—	438,647		552,841		137,980
Total assets	1,105,104,374	1,536,062,121	2,677,204,620		1,963,797,939		445,999,344

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	861,158	1,932,991	2,221,104		1,714,729		46,547
Affiliated investments purchased	379,455	—	438,647		552,841		148,565
Investment management fees	118,939	165,213	288,813		211,670		39,101
Distribution and service fees	459,594	751,388	1,334,618		950,748		191,755
Transfer agent fees	75,547	154,261	228,109		148,574		132
Trustees, CCO and deferred compensation fees	986	1,386	2,517		1,837		—
Audit and tax fees	22,446	24,867	32,135		27,887		—
Custody fees	5,981	6,140	14,261		7,461		—
Legal fees	9,553	12,992	23,441		17,346		—
Printing and shareholder reports fees	31,650	57,634	98,565		66,439		—
Registration fees	13,840	17,246	25,204		19,709		—
Other	6,547	9,034	16,480		12,189		—
Total liabilities	1,985,696	3,133,152	4,723,894		3,731,430		426,100
Net assets	$1,103,118,678	$1,532,928,969	$2,672,480,726		$1,960,066,509		$445,573,244

Net assets consist of:
Paid-in capital	$985,431,217	$1,106,470,280	$2,092,185,678		$1,651,839,032		$455,447,319
Undistributed (distributions in excess of) net investment income (loss)	640,320	—	7,885,884		11,939,490		133,519
Accumulated net realized gain (loss)	40,279,070	114,185,219	173,624,745		93,187,793		(33,588,911)
Net unrealized appreciation (depreciation) on:
Affiliated investments	76,768,071	312,273,470	398,784,419		203,100,194		23,581,317
Net assets	$1,103,118,678	$1,532,928,969	$2,672,480,726		$1,960,066,509		$445,573,244
Net assets by class:
Class A	$734,113,171	$830,874,813	$1,434,214,070		$1,094,723,983		$—
Class B	6,731,340	14,456,137	24,268,615		13,987,223		—
Class C	331,668,880	628,621,080	1,123,771,221		786,976,835		—
Class I	29,212,738	56,252,944	85,959,398		59,663,992		—
Class R	1,359,239	2,701,988	4,245,814		4,693,150		424,720,995
Class R4	—	—	—		—		20,852,249
Class T1	10,543	10,968	10,778		10,645		—
Advisor Class	22,767	11,039	10,830		10,681		—
Shares outstanding (unlimited shares, no par value):
Class A	63,343,981	50,820,840	99,717,489		85,536,829		—
Class B	583,425	901,152	1,667,600		1,078,131		—
Class C	28,865,344	39,726,115	78,686,887		61,961,477		—
Class I	2,513,793	3,439,187	5,977,544		4,662,652		—
Class R	116,182	166,830	296,977		369,103		40,904,191
Class R4	—	—	—		—		2,008,748
Class T1	907	670	749		831		—
Advisor Class	1,955	675	754		835		—
Net asset value per share: (B)
Class A	$11.59	$16.35	$14.38		$12.80		$—
Class B	11.54	16.04	14.55		12.97		—
Class C	11.49	15.82	14.28		12.70		—
Class I	11.62	16.36	14.38		12.80		—
Class R	11.70	16.20	14.30		12.72		10.38
Class R4	—	—	—		—		10.38
Class T1	11.62	16.37	14.39		12.81		—
Advisor Class	11.65	16.35	14.37	(C)	12.78	(C)	—
Maximum offering price per share: (D)
Class A	$12.26	$17.30	$15.22		$13.54		$—
Class T1	$11.92	$16.79	$14.76		$13.14		$—

(A) Affiliated investments, at cost	$1,027,202,673	$1,222,399,653	$2,275,814,160		$1,758,681,607		$422,222,916

(B)	Net asset value per share for Class B, C, I, R, R4 and Advisor Class Shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(D)

Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon	Transamerica Multi-Manager Alternative Strategies Portfolio
Assets:
Affiliated investments, at value (A)	$258,617,636	$188,923,073	$161,057,424
Repurchase agreement, at value (B)	—	—	1,725,528
Cash	—	—	25,766
Cash collateral pledged at broker:
Futures contracts	—	—	54,285
Receivables and other assets:
Shares of beneficial interest sold	29,234	960	21,707
Affiliated investments sold	49,271	658,435	—
Interest	—	—	6
Dividends	26,158	97,900	118,045
Variation margin receivable on futures contracts	—	—	3,646
Total assets	258,722,299	189,680,368	163,006,407

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	—	327,267	114,732
Affiliated investments purchased	104,663	430,028	118,045
Investment management fees	22,691	16,629	27,728
Distribution and service fees	107,305	81,856	49,216
Transfer agent fees	217	46	22,571
Trustees, CCO and deferred compensation fees	—	—	234
Audit and tax fees	—	—	17,414
Custody fees	—	—	1,275
Legal fees	—	—	1,707
Printing and shareholder reports fees	—	—	13,581
Registration fees	—	—	3,060
Other	—	—	1,320
Total liabilities	234,876	855,826	370,883
Net assets	$258,487,423	$188,824,542	$162,635,524

Net assets consist of:
Paid-in capital	$264,338,298	$188,475,586	$171,200,900
Undistributed (distributions in excess of) net investment income (loss)	—	186,918	407,519
Accumulated net realized gain (loss)	(35,230,957)	(1,645,756)	(6,600,466)
Net unrealized appreciation (depreciation) on:
Investments	29,380,082	1,807,794	(2,495,070)
Futures contracts	—	—	122,641
Net assets	$258,487,423	$188,824,542	$162,635,524
Net assets by class:
Class A	$—	$—	$32,239,988
Class C	—	—	47,545,388
Class I	—	—	82,741,499
Class R	225,868,844	181,866,166	—
Class R4	32,618,579	6,958,376	—
Class R6	—	—	98,410
Class T1	—	—	10,239
Shares outstanding (unlimited shares, no par value):
Class A	—	—	3,260,310
Class C	—	—	4,859,045
Class I	—	—	8,373,069
Class R	21,145,873	18,012,685	—
Class R4	3,053,303	689,069	—
Class R6	—	—	9,822
Class T1	—	—	1,034
Net asset value per share: (C)
Class A	$—	$—	$9.89
Class C	—	—	9.78
Class I	—	—	9.88
Class R	10.68	10.10	—
Class R4	10.68	10.10	—
Class R6	—	—	10.02
Class T1	—	—	9.90
Maximum offering price per share: (D)
Class A	$—	$—	$10.47
Class T1	$—	$—	$10.15

(A) Affiliated investments, at cost	$229,237,554	$187,115,279	$163,552,494
(B) Repurchase agreements, at cost	$—	$—	$1,725,528

(C)	Net asset value per share for Class C, I, R, R4 and R6 Shares represents offering price. The redemption price for Class A, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(D)

Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS

For the year ended:

	Transamerica Asset Allocation – Conservative Portfolio (A) (B)	Transamerica Asset Allocation – Growth Portfolio (A) (B)	Transamerica Asset Allocation – Moderate Growth Portfolio (A) (B)	Transamerica Asset Allocation – Moderate Portfolio (A) (B)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Investment Income:
Dividend income from affiliated investments	$29,381,807	$31,562,006	$65,407,720	$51,677,718
Total investment income	29,381,807	31,562,006	65,407,720	51,677,718

Expenses:
Investment management fees	1,352,216	1,840,971	3,305,593	2,442,533
Distribution and service fees:
Class A	1,757,592	1,963,327	3,456,266	2,650,345
Class B	103,123	204,809	357,117	220,627
Class C	3,627,827	6,517,528	12,083,725	8,560,069
Class R	5,971	12,273	22,023	27,356
Class T1	17	16	17	19
Transfer agent fees
Class A	455,695	905,612	1,255,746	824,971
Class B	18,899	52,522	78,552	41,624
Class C	260,692	684,095	1,048,769	626,926
Class I	28,048	46,842	71,401	53,026
Class R	2,388	3,571	5,082	4,251
Advisor Class	28	14	14	14
Trustees, CCO and deferred compensation fees	19,818	26,944	48,249	35,598
Audit and tax fees	31,877	36,426	50,450	42,391
Custody fees	31,195	31,990	62,463	39,319
Legal fees	58,451	78,582	140,940	104,517
Printing and shareholder reports fees	71,227	129,042	211,478	142,504
Registration fees	119,300	132,283	149,304	131,543
Other	20,587	26,497	44,204	33,925
Total expenses	7,964,951	12,693,344	22,391,393	15,981,558
Net investment income (loss)	21,416,856	18,868,662	43,016,327	35,696,160

Net realized gain (loss) on:
Affiliated investments	9,765,827	14,992,730	31,130,170	14,855,997
Distributions received from affiliated investments	36,779,363	114,051,732	157,131,629	87,699,944
Net realized gain (loss)	46,545,190	129,044,462	188,261,799	102,555,941

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	22,528,307	123,401,606	144,735,748	72,800,193
Net realized and change in unrealized gain (loss)	69,073,497	252,446,068	332,997,547	175,356,134
Net increase (decrease) in net assets resulting from operations	$90,490,353	$271,314,730	$376,013,874	$211,052,294

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Asset Allocation Intermediate Horizon (A)		Transamerica Asset Allocation Long Horizon (B)
	October 31, 2017 (C)	December 31, 2016 (D)	October 31, 2017 (C)	December 31, 2016 (D)
Investment Income:
Dividend income from affiliated investments	$3,903,431	$1,555,304	$1,077,598	$384,971
Total investment income	3,903,431	1,555,304	1,077,598	384,971

Expenses:
Investment advisory fees	—	78,405	—	27,759
Investment management fees	288,703	—	164,787	—
Distribution and service fees:
Class R	989,030	—	540,893	—
Class R4	45,570	—	50,797	—
Transfer agent fees
Class R4	1,367	—	1,524	—
Total expenses before waiver and/or reimbursement and recapture	1,324,670	78,405	758,001	27,759
Expenses waived and/or reimbursed:
Class R	(39,740)	—	(21,729)	—
Class R4	(4,920)	—	(5,509)	—
Recapture of previously waived and/or reimbursed fees:
Class R4	86	—	15	—
Net expenses	1,280,096	78,405	730,778	27,759
Net investment income (loss)	2,623,335	1,476,899	346,820	357,212

Net realized gain (loss) on:
Affiliated investments	12,678,749	1,766,102	20,941,778	731,569
Distributions received from affiliated investments	137,107	717,206	97,551	488,310
Net realized gain (loss)	12,815,856	2,483,308	21,039,329	1,219,879

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	8,732,126	408,953	(344,114)	342,929
Net realized and change in unrealized gain (loss)	21,547,982	2,892,261	20,695,215	1,562,808
Net increase (decrease) in net assets resulting from operations	$24,171,317	$4,369,160	$21,042,035	$1,920,020

(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Operations represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	For the year ended December 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Asset Allocation Short Horizon (A)		Transamerica Multi-Manager Alternative Strategies Portfolio (B)
	October 31, 2017 (C)	December 31, 2016 (D)	October 31, 2017
Investment Income:
Dividend income from affiliated investments	$2,222,615	$322,079	$3,213,442
Interest income from repurchase agreements	—	—	2,713
Total investment income	2,222,615	322,079	3,216,155

Expenses:
Investment advisory fees	—	12,258	—
Investment management fees	112,359	—	408,160
Distribution and service fees:
Class A	—	—	109,898
Class C	—	—	573,352
Class R	432,872	—	—
Class R4	9,031	—	—
Class T1	—	—	16
Transfer agent fees
Class A	—	—	80,359
Class C	—	—	100,301
Class I	—	—	93,745
Class R4	271	—	—
Class R6	—	—	6
Trustees, CCO and deferred compensation fees	—	—	3,347
Audit and tax fees	—	—	21,895
Custody fees	—	—	6,685
Legal fees	—	—	19,466
Printing and shareholder reports fees	—	—	29,500
Registration fees	—	—	72,346
Other	—	—	10,202
Total expenses before waiver and/or reimbursement and recapture	554,533	12,258	1,529,278
Expenses waived and/or reimbursed:
Class R	(17,323)	—	—
Class R4	(985)	—	—
Net expenses	536,225	12,258	1,529,278
Net investment income (loss)	1,686,390	309,821	1,686,877

Net realized gain (loss) on:
Affiliated investments	77,734	(28,206)	(2,921,288)
Distributions received from affiliated investments	—	7,314	1,723,113
Futures contracts	—	—	(235,189)
Net realized gain (loss)	77,734	(20,892)	(1,433,364)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,041,418	256,358	4,384,386
Futures contracts	—	—	122,641
Net change in unrealized appreciation (depreciation)	2,041,418	256,358	4,507,027
Net realized and change in unrealized gain (loss)	2,119,152	235,466	3,073,663
Net increase (decrease) in net assets resulting from operations	$3,805,542	$545,287	$4,760,540

(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Class T1 commenced operations on March 17, 2017.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Operations represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	For the year ended December 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio (A) (B)		Transamerica Asset Allocation – Growth Portfolio (A) (B)		Transamerica Asset Allocation – Moderate Growth Portfolio (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$21,416,856	$18,906,087	$18,868,662	$19,096,295	$43,016,327	$38,902,429
Net realized gain (loss)	46,545,190	25,280,255	129,044,462	85,367,869	188,261,799	125,642,432
Net change in unrealized appreciation (depreciation)	22,528,307	(7,886,941)	123,401,606	(63,683,427)	144,735,748	(84,551,770)
Net increase (decrease) in net assets resulting from operations	90,490,353	36,299,401	271,314,730	40,780,737	376,013,874	79,993,091

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(14,931,504)	(11,083,020)	(11,894,234)	(10,602,704)	(24,110,289)	(21,563,243)
Class B	(147,206)	(317,541)	(117,626)	(154,344)	(245,830)	(389,831)
Class C	(5,306,501)	(6,687,349)	(5,981,253)	(5,340,712)	(13,096,520)	(12,345,396)
Class I	(639,011)	(652,493)	(622,284)	(589,640)	(1,106,276)	(1,059,808)
Class R	(21,646)	(26,848)	(29,080)	(28,452)	(69,395)	(75,777)
Class T1	(81)	—	—	—	—	—
Advisor Class	(193)	—	—	—	—	—
Total dividends and/or distributions from net investment income	(21,046,142)	(18,767,251)	(18,644,477)	(16,715,852)	(38,628,310)	(35,434,055)
Net realized gains:
Class A	(16,341,375)	(15,599,535)	(44,340,042)	(51,416,545)	(62,781,715)	(74,571,237)
Class B	(330,104)	(757,797)	(1,550,422)	(3,164,671)	(2,053,573)	(4,414,706)
Class C	(9,987,404)	(14,884,096)	(40,987,189)	(51,508,074)	(60,465,193)	(80,752,726)
Class I	(671,428)	(893,234)	(1,990,298)	(2,397,941)	(2,569,986)	(3,184,273)
Class R	(30,764)	(51,369)	(132,876)	(165,692)	(218,672)	(308,153)
Total dividends and/or distributions from net realized gains	(27,361,075)	(32,186,031)	(89,000,827)	(108,652,923)	(128,089,139)	(163,231,095)
Total dividends and/or distributions to shareholders	(48,407,217)	(50,953,282)	(107,645,304)	(125,368,775)	(166,717,449)	(198,665,150)

Capital share transactions:
Proceeds from shares sold:
Class A	168,243,022	238,518,552	102,965,145	84,950,169	181,963,862	171,622,293
Class B	146,160	389,041	181,072	126,187	396,216	174,053
Class C	21,574,905	34,367,249	38,555,659	47,880,111	58,293,664	78,467,898
Class I	14,504,832	7,247,229	36,639,807	10,577,512	55,995,293	17,144,197
Class R	448,379	775,520	963,991	913,536	1,037,918	1,114,753
Class T1	9,955	—	10,000	—	9,984	—
Advisor Class	21,476	—	10,000	—	10,000	—
	204,948,729	281,297,591	179,325,674	144,447,515	297,706,937	268,523,194
Dividends and/or distributions reinvested:
Class A	30,581,585	25,858,245	54,752,557	60,217,193	84,250,405	92,677,301
Class B	418,711	965,497	1,639,886	3,251,405	2,237,354	4,666,920
Class C	13,171,690	18,215,027	42,381,136	50,835,454	65,441,193	82,142,836
Class I	969,945	1,147,910	2,242,569	2,370,204	3,106,928	3,462,132
Class R	39,591	60,222	134,040	146,777	203,301	242,765
Class T1	81	—	—	—	—	—
Advisor Class	193	—	—	—	—	—
	45,181,796	46,246,901	101,150,188	116,821,033	155,239,181	183,191,954
Cost of shares redeemed:
Class A	(121,101,706)	(93,633,013)	(154,302,416)	(124,556,178)	(277,393,766)	(224,291,468)
Class B	(2,922,554)	(3,564,545)	(3,892,858)	(4,723,557)	(7,992,995)	(11,518,422)
Class C	(121,069,703)	(91,567,215)	(181,865,340)	(113,192,919)	(377,775,734)	(245,427,910)
Class I	(13,183,062)	(10,091,596)	(19,963,731)	(13,436,838)	(32,233,127)	(20,662,865)
Class R	(380,003)	(1,129,889)	(818,754)	(1,043,155)	(1,813,526)	(1,882,984)
	(258,657,028)	(199,986,258)	(360,843,099)	(256,952,647)	(697,209,148)	(503,783,649)
Automatic conversions:
Class A	5,567,433	6,781,530	12,443,353	16,245,805	20,663,395	25,773,435
Class B	(5,567,433)	(6,781,530)	(12,443,353)	(16,245,805)	(20,663,395)	(25,773,435)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(8,526,503)	127,558,234	(80,367,237)	4,315,901	(244,263,030)	(52,068,501)
Net increase (decrease) in net assets	33,556,633	112,904,353	83,302,189	(80,272,137)	(34,966,605)	(170,740,560)

Net assets:
Beginning of year	1,069,562,045	956,657,692	1,449,626,780	1,529,898,917	2,707,447,331	2,878,187,891
End of year	$1,103,118,678	$1,069,562,045	$1,532,928,969	$1,449,626,780	$2,672,480,726	$2,707,447,331
Undistributed (distributions in excess of) net investment income (loss)	$640,320	$265,842	$—	$(2,846,552)	$7,885,884	$3,483,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio (A) (B)		Transamerica Asset Allocation – Growth Portfolio (A) (B)		Transamerica Asset Allocation – Moderate Growth Portfolio (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	15,098,248	21,743,739	6,788,040	5,942,349	13,406,079	13,138,107
Class B	13,182	36,499	12,362	8,836	29,388	13,232
Class C	1,941,012	3,172,105	2,649,411	3,457,485	4,358,715	6,069,512
Class I	1,287,059	659,923	2,410,213	737,491	4,131,413	1,316,263
Class R	39,239	70,529	64,344	65,556	77,147	85,715
Class T1	900	—	670	—	749	—
Advisor Class	1,938	—	675	—	754	—
	18,381,578	25,682,795	11,925,715	10,211,717	22,004,245	20,622,829
Shares reinvested:
Class A	2,807,267	2,397,134	3,888,673	4,246,632	6,618,251	7,229,119
Class B	38,971	90,185	117,808	232,575	172,374	358,718
Class C	1,226,164	1,706,878	3,091,257	3,673,085	5,144,748	6,412,399
Class I	88,742	106,161	159,614	167,387	244,640	270,691
Class R	3,607	5,546	9,588	10,417	16,021	18,996
Class T1	7	—	—	—	—	—
Advisor Class	17	—	—	—	—	—
	4,164,775	4,305,904	7,266,940	8,330,096	12,196,034	14,289,923
Shares redeemed:
Class A	(10,748,703)	(8,518,473)	(10,168,060)	(8,688,968)	(20,421,366)	(17,236,075)
Class B	(261,487)	(326,947)	(259,837)	(334,836)	(578,564)	(878,130)
Class C	(10,898,013)	(8,401,227)	(12,341,494)	(8,123,625)	(27,980,918)	(18,929,567)
Class I	(1,177,271)	(913,441)	(1,312,929)	(938,887)	(2,384,355)	(1,590,532)
Class R	(33,843)	(102,263)	(54,052)	(75,244)	(134,274)	(146,556)
	(23,119,317)	(18,262,351)	(24,136,372)	(18,161,560)	(51,499,477)	(38,780,860)
Automatic conversions:
Class A	496,567	616,089	825,921	1,136,655	1,526,334	1,992,220
Class B	(499,197)	(619,128)	(838,984)	(1,157,199)	(1,504,980)	(1,963,526)
	(2,630)	(3,039)	(13,063)	(20,544)	21,354	28,694
Net increase (decrease) in shares outstanding:
Class A	7,653,379	16,238,489	1,334,574	2,636,668	1,129,298	5,123,371
Class B	(708,531)	(819,391)	(968,651)	(1,250,624)	(1,881,782)	(2,469,706)
Class C	(7,730,837)	(3,522,244)	(6,600,826)	(993,055)	(18,477,455)	(6,447,656)
Class I	198,530	(147,357)	1,256,898	(34,009)	1,991,698	(3,578)
Class R	9,003	(26,188)	19,880	729	(41,106)	(41,845)
Class T1	907	—	670	—	749	—
Advisor Class	1,955	—	675	—	754	—
	(575,594)	11,723,309	(4,956,780)	359,709	(17,277,844)	(3,839,414)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation – Moderate Portfolio (A) (B)		Transamerica Asset Allocation Intermediate Horizon (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$35,696,160	$34,852,795	$2,623,335	$1,476,899	$1,339,597
Net realized gain (loss)	102,555,941	65,538,623	12,815,856	2,483,308	4,708,055
Net change in unrealized appreciation (depreciation)	72,800,193	(33,596,416)	8,732,126	408,953	(5,416,280)
Net increase (decrease) in net assets resulting from operations	211,052,294	66,795,002	24,171,317	4,369,160	631,372

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(19,317,269)	(18,542,583)	—	—	—
Class B	(211,241)	(417,134)	—	—	—
Class C	(10,165,871)	(12,983,816)	—	—	—
Class I	(932,089)	(1,112,676)	—	—	—
Class R	(90,627)	(103,010)	(1,852,771)	—	—
Class R4	—	—	(641,358)	(1,480,306)	(1,372,680)
Total dividends and/or distributions from net investment income	(30,717,097)	(33,159,219)	(2,494,129)	(1,480,306)	(1,372,680)
Net realized gains:
Class A	(33,472,899)	(38,536,484)	—	—	—
Class B	(912,833)	(1,879,751)	—	—	—
Class C	(30,607,704)	(43,906,920)	—	—	—
Class I	(1,451,743)	(2,073,175)	—	—	—
Class R	(184,525)	(240,557)	—	—	—
Total dividends and/or distributions from net realized gains	(66,629,704)	(86,636,887)	—	—	—
Total dividends and/or distributions to shareholders	(97,346,801)	(119,796,106)	(2,494,129)	(1,480,306)	(1,372,680)

Capital share transactions:
Proceeds from shares sold:
Class A	168,562,758	215,836,917	—	—	—
Class B	144,044	112,271	—	—	—
Class C	43,906,340	61,469,915	—	—	—
Class I	36,669,583	14,443,575	—	—	—
Class R	1,393,679	1,371,028	765,372	—	—
Class R4	—	—	4,468,692	10,435,762	10,588,272
Class T1	9,896	—	—	—	—
Advisor Class	10,000	—	—	—	—
	250,696,300	293,233,706	5,234,064	10,435,762	10,588,272
Issued from fund acquisition:
Class R	—	—	446,964,832	—	—
Class R4	—	—	9,375,346	—	—
	—	—	456,340,178	—	—
Dividends and/or distributions reinvested:
Class A	51,314,401	54,945,229	—	—	—
Class B	1,081,686	2,200,048	—	—	—
Class C	35,527,915	49,137,356	—	—	—
Class I	1,901,097	2,429,543	—	—	—
Class R	248,635	300,525	1,852,771	—	—
Class R4	—	—	641,358	1,480,306	1,372,680
	90,073,734	109,012,701	2,494,129	1,480,306	1,372,680
Cost of shares redeemed:
Class A	(201,006,002)	(153,181,661)	—	—	—
Class B	(5,227,379)	(6,158,304)	—	—	—
Class C	(278,968,953)	(192,514,176)	—	—	—
Class I	(25,876,108)	(20,292,177)	—	—	—
Class R	(2,513,789)	(1,754,502)	(41,528,965)	—	—
Class R4	—	—	(77,449,724)	(15,611,816)	(24,595,141)
	(513,592,231)	(373,900,820)	(118,978,689)	(15,611,816)	(24,595,141)
Automatic conversions:
Class A	12,563,940	13,022,119	—	—	—
Class B	(12,563,940)	(13,022,119)	—	—	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(172,822,197)	28,345,587	345,089,682	(3,695,748)	(12,634,189)
Net increase (decrease) in net assets	(59,116,704)	(24,655,517)	366,766,870	(806,894)	(13,375,497)

Net assets:
Beginning of period/year	2,019,183,213	2,043,838,730	78,806,374	79,613,268	92,988,765
End of period/year	$1,960,066,509	$2,019,183,213	$445,573,244	$78,806,374	$79,613,268
Undistributed (distributions in excess of) net investment income (loss)	$11,939,490	$6,937,555	$133,519	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation – Moderate Portfolio (A) (B)		Transamerica Asset Allocation Intermediate Horizon (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	13,869,564	18,302,657	—	—	—
Class B	11,875	9,540	—	—	—
Class C	3,633,108	5,242,495	—	—	—
Class I	3,000,942	1,216,605	—	—	—
Class R	116,508	117,050	99,172	—	—
Class R4	—	—	448,499	1,107,756	1,109,686
Class T1	831	—	—	—	—
Advisor Class	835	—	—	—	—
	20,633,663	24,888,347	547,671	1,107,756	1,109,686
Shares issued on fund acquisition:
Class R	—	—	44,696,483	—	—
Class R4	—	—	937,535	—	—
	—	—	45,634,018	—	—
Shares reinvested:
Class A	4,431,295	4,740,745	—	—	—
Class B	91,436	186,761	—	—	—
Class C	3,070,694	4,250,636	—	—	—
Class I	164,454	210,168	—	—	—
Class R	21,564	26,065	182,393	—	—
Class R4	—	—	64,398	157,575	145,780
	7,779,443	9,414,375	246,791	157,575	145,780
Shares redeemed:
Class A	(16,419,331)	(12,949,095)	—	—	—
Class B	(419,746)	(513,681)	—	—	—
Class C	(23,004,730)	(16,331,651)	—	—	—
Class I	(2,121,299)	(1,721,895)	—	—	—
Class R	(205,851)	(147,768)	(4,073,857)	—	—
Class R4	—	—	(7,667,594)	(1,661,621)	(2,563,246)
	(42,170,957)	(31,664,090)	(11,741,451)	(1,661,621)	(2,563,246)
Automatic conversions:
Class A	1,028,965	1,103,996	—	—	—
Class B	(1,012,196)	(1,090,225)	—	—	—
	16,769	13,771	—	—	—
Net increase (decrease) in shares outstanding:
Class A	2,910,493	11,198,303	—	—	—
Class B	(1,328,631)	(1,407,605)	—	—	—
Class C	(16,300,928)	(6,838,520)	—	—	—
Class I	1,044,097	(295,122)	—	—	—
Class R	(67,779)	(4,653)	40,904,191	—	—
Class R4	—	—	(6,217,162)	(396,290)	(1,307,780)
Class T1	831	—	—	—	—
Advisor Class	835	—	—	—	—
	(13,741,082)	2,652,403	34,687,029	(396,290)	(1,307,780)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.
(C)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The Capital share transactions – shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(E)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation Long Horizon (A) (B)			Transamerica Asset Allocation Short Horizon (C) (D)
	October 31, 2017 (E)	December 31, 2016	December 31, 2015	October 31, 2017 (E)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$346,820	$357,212	$384,275	$1,686,390	$309,821	$308,637
Net realized gain (loss)	21,039,329	1,219,879	3,171,019	77,734	(20,892)	(38,859)
Net change in unrealized appreciation (depreciation)	(344,114)	342,929	(3,075,546)	2,041,418	256,358	(285,090)
Net increase (decrease) in net assets resulting from operations	21,042,035	1,920,020	479,748	3,805,542	545,287	(15,312)

Dividends and/or distributions to shareholders:
Net investment income:
Class R	(219,043)	—	—	(1,351,847)	—	—
Class R4	(214,487)	(357,604)	(399,677)	(147,772)	(310,689)	(313,657)
Total dividends and/or distributions from net investment income	(433,530)	(357,604)	(399,677)	(1,499,619)	(310,689)	(313,657)

Capital share transactions:
Proceeds from shares sold:
Class R	446,246	—	—	1,206,426	—	—
Class R4	1,414,333	2,413,487	5,057,487	951,917	1,954,572	2,586,242
	1,860,579	2,413,487	5,057,487	2,158,343	1,954,572	2,586,242
Issued from fund acquisition:
Class R	249,595,177	—	—	197,514,479	—	—
Class R4	39,901,367	—	—	—	—	—
	289,496,544	—	—	197,514,479	—	—
Dividends and/or distributions reinvested:
Class R	219,043	—	—	1,351,847	—	—
Class R4	214,487	357,604	399,677	147,772	310,689	313,657
	433,530	357,604	399,677	1,499,619	310,689	313,657
Cost of shares redeemed:
Class R	(40,163,455)	—	—	(20,230,729)	—	—
Class R4	(42,237,540)	(4,503,317)	(12,203,415)	(6,319,580)	(2,952,762)	(7,843,832)
	(82,400,995)	(4,503,317)	(12,203,415)	(26,550,309)	(2,952,762)	(7,843,832)
Net increase (decrease) in net assets resulting from capital share transactions	209,389,658	(1,732,226)	(6,746,251)	174,622,132	(687,501)	(4,943,933)
Net increase (decrease) in net assets	229,998,163	(169,810)	(6,666,180)	176,928,055	(452,903)	(5,272,902)

Net assets:
Beginning of period/year	28,489,260	28,659,070	35,325,250	11,896,487	12,349,390	17,622,292
End of period/year	$258,487,423	$28,489,260	$28,659,070	$188,824,542	$11,896,487	$12,349,390
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$—	$186,918	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Asset Allocation Long Horizon (A) (B)			Transamerica Asset Allocation Short Horizon (C) (D)
	October 31, 2017 (E)	December 31, 2016	December 31, 2015	October 31, 2017 (E)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class R	55,357	—	—	134,991	—	—
Class R4	144,324	279,226	547,623	96,154	198,981	259,461
	199,681	279,226	547,623	231,145	198,981	259,461
Shares issued on fund acquisition:
Class R	24,959,518	—	—	19,751,448	—	—
Class R4	3,990,137	—	—	—	—	—
	28,949,655	—	—	19,751,448	—	—
Shares reinvested:
Class R	21,463	—	—	134,734	—	—
Class R4	21,416	39,868	43,822	14,799	31,615	31,965
	42,879	39,868	43,822	149,533	31,615	31,965
Shares redeemed:
Class R	(3,890,465)	—	—	(2,008,488)	—	—
Class R4	(4,142,692)	(512,375)	(1,316,778)	(632,307)	(300,818)	(785,398)
	(8,033,157)	(512,375)	(1,316,778)	(2,640,795)	(300,818)	(785,398)
Net increase (decrease) in shares outstanding:
Class R	21,145,873	—	—	18,012,685	—	—
Class R4	13,185	(193,281)	(725,333)	(521,354)	(70,222)	—
	21,159,058	(193,281)	(725,333)	17,491,331	(70,222)	(493,972)

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The Capital share transactions – shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The Capital share transactions – shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(E)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Manager Alternative Strategies Portfolio (A)
	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$1,686,877	$9,687,269
Net realized gain (loss)	(1,433,364)	(4,060,071)
Net change in unrealized appreciation (depreciation)	4,507,027	(5,088,135)
Net increase (decrease) in net assets resulting from operations	4,760,540	539,063

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(667,194)	(2,433,441)
Class C	(154,533)	(1,889,157)
Class I	(1,458,668)	(5,417,255)
Class R6	(909)	(913)
Total dividends and/or distributions from net investment income	(2,281,304)	(9,740,766)
Net realized gains:
Class A	—	(1,502,187)
Class C	—	(1,666,391)
Class I	—	(2,976,476)
Class R6	—	(816)
Total dividends and/or distributions from net realized gains	—	(6,145,870)
Total dividends and/or distributions to shareholders	(2,281,304)	(15,886,636)

Capital share transactions:
Proceeds from shares sold:
Class A	4,822,075	9,768,314
Class C	1,055,657	2,525,084
Class I	31,917,682	21,269,628
Class R6	40,438	6,692
Class T1	10,000	—
	37,845,852	33,569,718
Dividends and/or distributions reinvested:
Class A	633,442	3,705,296
Class C	138,283	3,133,312
Class I	1,318,413	6,792,445
Class R6	909	1,729
	2,091,047	13,632,782
Cost of shares redeemed:
Class A	(34,925,011)	(40,084,187)
Class C	(27,479,242)	(30,632,307)
Class I	(60,321,746)	(102,602,237)
Class R6	(238)	(56)
	(122,726,237)	(173,318,787)
Net increase (decrease) in net assets resulting from capital share transactions	(82,789,338)	(126,116,287)
Net increase (decrease) in net assets	(80,310,102)	(141,463,860)

Net assets:
Beginning of year	242,945,626	384,409,486
End of year	$162,635,524	$242,945,626
Undistributed (distributions in excess of) net investment income (loss)	$407,519	$998,977

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Manager Alternative Strategies Portfolio (A)
	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	500,226	1,013,940
Class C	109,982	266,471
Class I	3,310,753	2,224,465
Class R6	4,147	707
Class T1	1,034	—
	3,926,142	3,505,583
Shares reinvested:
Class A	66,748	394,180
Class C	14,633	335,473
Class I	139,515	724,914
Class R6	95	182
	220,991	1,454,749
Shares redeemed:
Class A	(3,621,203)	(4,200,079)
Class C	(2,869,340)	(3,228,158)
Class I	(6,259,077)	(10,736,708)
Class R6	(24)	(6)
	(12,749,644)	(18,164,951)
Net increase (decrease) in shares outstanding:
Class A	(3,054,229)	(2,791,959)
Class C	(2,744,725)	(2,626,214)
Class I	(2,808,809)	(7,787,329)
Class R6	4,218	883
Class T1	1,034	—
	(8,602,511)	(13,204,619)

(A)	Class T1 commenced operations on March 17, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.18	$11.40		$12.38	$12.33	$11.73
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.23	(C)	0.23	0.29	0.27
Net realized and unrealized gain (loss)	0.71	0.18		(0.11)	0.39	0.64
Total investment operations	0.95	0.41		0.12	0.68	0.91
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.25)		(0.23)	(0.30)	(0.27)
Net realized gains	(0.29)	(0.38)		(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.54)	(0.63)		(1.10)	(0.63)	(0.31)
Net asset value, end of year	$11.59	$11.18		$11.40	$12.38	$12.33
Total return (D)	8.78%	3.83%		1.07%	5.65%	7.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$734,113	$622,495		$449,574	$416,116	$451,868
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.47%	0.48%		0.51%	0.53%	0.58%
Including waiver and/or reimbursement and recapture	0.47%	0.47	%(C)	0.51%	0.53%	0.58%
Net investment income (loss) to average net assets (B)	2.15%	2.12	%(C)	1.94%	2.38%	2.30%
Portfolio turnover rate (F)	18%	4%		11%	26%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.12	$11.34		$12.32	$12.26	$11.66
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.18	(C)	0.15	0.21	0.19
Net realized and unrealized gain (loss)	0.68	0.14		(0.12)	0.38	0.63
Total investment operations	0.85	0.32		0.03	0.59	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)		(0.14)	(0.20)	(0.18)
Net realized gains	(0.29)	(0.38)		(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.43)	(0.54)		(1.01)	(0.53)	(0.22)
Net asset value, end of year	$11.54	$11.12		$11.34	$12.32	$12.26
Total return (D)	7.86%	3.01%		0.23%	4.96%	7.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,731	$14,366		$23,943	$37,192	$52,694
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.34%	1.30%		1.29%	1.28%	1.29%
Including waiver and/or reimbursement and recapture	1.34%	1.29	%(C)	1.29%	1.28%	1.29%
Net investment income (loss) to average net assets (B)	1.52%	1.66	%(C)	1.31%	1.73%	1.62%
Portfolio turnover rate (F)	18%	4%		11%	26%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.08	$11.30		$12.29	$12.24	$11.64
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.17	(C)	0.15	0.21	0.19
Net realized and unrealized gain (loss)	0.69	0.16		(0.12)	0.38	0.64
Total investment operations	0.86	0.33		0.03	0.59	0.83
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)		(0.15)	(0.21)	(0.19)
Net realized gains	(0.29)	(0.38)		(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.45)	(0.55)		(1.02)	(0.54)	(0.23)
Net asset value, end of year	$11.49	$11.08		$11.30	$12.29	$12.24
Total return (D)	7.99%	3.10%		0.26%	4.97%	7.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$331,669	$405,546		$453,483	$508,285	$548,471
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.23%	1.22%		1.22%	1.22%	1.23%
Including waiver and/or reimbursement and recapture	1.23%	1.21	%(C)	1.22%	1.22%	1.23%
Net investment income (loss) to average net assets (B)	1.51%	1.56	%(C)	1.26%	1.69%	1.63%
Portfolio turnover rate (F)	18%	4%		11%	26%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.21	$11.42		$12.40	$12.35	$11.75
Investment operations:
Net investment income (loss) (A) (B)	0.28	0.28	(C)	0.27	0.32	0.30
Net realized and unrealized gain (loss)	0.69	0.16		(0.12)	0.39	0.65
Total investment operations	0.97	0.44		0.15	0.71	0.95
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)		(0.26)	(0.33)	(0.31)
Net realized gains	(0.29)	(0.38)		(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.56)	(0.65)		(1.13)	(0.66)	(0.35)
Net asset value, end of year	$11.62	$11.21		$11.42	$12.40	$12.35
Total return	8.97%	4.13%		1.33%	5.94%	8.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$29,213	$25,946		$28,126	$32,814	$28,551
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%		0.26%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.26%	0.25	%(C)	0.26%	0.26%	0.26%
Net investment income (loss) to average net assets (B)	2.46%	2.50	%(C)	2.28%	2.58%	2.47%
Portfolio turnover rate (E)	18%	4%		11%	26%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.28	$11.49		$12.47	$12.41	$11.81
Investment operations:
Net investment income (loss) (A) (B)	0.21	0.22	(C)	0.21	0.25	0.27
Net realized and unrealized gain (loss)	0.70	0.15		(0.13)	0.40	0.61
Total investment operations	0.91	0.37		0.08	0.65	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)		(0.19)	(0.26)	(0.24)
Net realized gains	(0.29)	(0.38)		(0.87)	(0.33)	(0.04)
Total dividends and/or distributions to shareholders	(0.49)	(0.58)		(1.06)	(0.59)	(0.28)
Net asset value, end of year	$11.70	$11.28		$11.49	$12.47	$12.41
Total return	8.35%	3.44%		0.68%	5.40%	7.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,359	$1,209		$1,532	$2,051	$2,439
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.85%	0.86%		0.86%	0.82%	0.81%
Including waiver and/or reimbursement and recapture	0.85%	0.85	%(C)	0.86%	0.82%	0.81%
Net investment income (loss) to average net assets (B)	1.88%	1.97	%(C)	1.77%	2.06%	2.21%
Portfolio turnover rate (E)	18%	4%		11%	26%	6%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$11.11		$11.12
Investment operations:
Net investment income (loss) (C) (D)	0.11		0.12
Net realized and unrealized gain (loss)	0.49		0.51
Total investment operations	0.60		0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.10)
Net asset value, end of period	$11.62		$11.65
Total return	5.42	%(E)(F)	5.68	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$23
Expenses to average net assets (G)	0.40	%(H)	0.35	%(H)
Net investment income (loss) to average net assets (D)	1.59	%(H)	1.63	%(H)
Portfolio turnover rate (I)	18%		18%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 3, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.71	$15.57		$16.35	$15.26	$12.37
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.23	(C)	0.20	0.32	0.16
Net realized and unrealized gain (loss)	2.55	0.24		0.23	1.08	2.87
Total investment operations	2.78	0.47		0.43	1.40	3.03
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)		(0.22)	(0.31)	(0.14)
Net realized gains	(0.90)	(1.10)		(0.99)	—	—
Total dividends and/or distributions to shareholders	(1.14)	(1.33)		(1.21)	(0.31)	(0.14)
Net asset value, end of year	$16.35	$14.71		$15.57	$16.35	$15.26
Total return (D)	20.19%	3.28%		2.65%	9.30%	24.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$830,875	$727,751		$729,547	$728,850	$693,517
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.52%	0.53%		0.53%	0.55%	0.62%
Including waiver and/or reimbursement and recapture	0.52%	0.52	%(C)	0.53%	0.55%	0.62%
Net investment income (loss) to average net assets (B)	1.53%	1.63	%(C)	1.26%	2.02%	1.18%
Portfolio turnover rate (F)	9%	1%		6%	31%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.40	$15.22		$15.98	$14.91	$12.07
Investment operations:
Net investment income (loss) (A) (B)	0.16	0.15	(C)	0.10	0.23	0.07
Net realized and unrealized gain (loss)	2.45	0.18		0.19	1.03	2.80
Total investment operations	2.61	0.33		0.29	1.26	2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.05)		(0.06)	(0.19)	(0.03)
Net realized gains	(0.90)	(1.10)		(0.99)	—	—
Total dividends and/or distributions to shareholders	(0.97)	(1.15)		(1.05)	(0.19)	(0.03)
Net asset value, end of year	$16.04	$14.40		$15.22	$15.98	$14.91
Total return (D)	19.16%	2.39%		1.79%	8.49%	23.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,456	$26,931		$47,506	$73,479	$98,099
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.41%	1.37%		1.35%	1.34%	1.38%
Including waiver and/or reimbursement and recapture	1.41%	1.36	%(C)	1.35%	1.34%	1.38%
Net investment income (loss) to average net assets (B)	1.06%	1.10	%(C)	0.64%	1.51%	0.51%
Portfolio turnover rate (F)	9%	1%		6%	31%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.26	$15.13		$15.92	$14.88	$12.06
Investment operations:
Net investment income (loss) (A) (B)	0.13	0.13	(C)	0.08	0.20	0.07
Net realized and unrealized gain (loss)	2.46	0.21		0.23	1.06	2.81
Total investment operations	2.59	0.34		0.31	1.26	2.88
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.11)		(0.11)	(0.22)	(0.06)
Net realized gains	(0.90)	(1.10)		(0.99)	—	—
Total dividends and/or distributions to shareholders	(1.03)	(1.21)		(1.10)	(0.22)	(0.06)
Net asset value, end of year	$15.82	$14.26		$15.13	$15.92	$14.88
Total return (D)	19.31%	2.49%		1.91%	8.51%	23.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$628,621	$660,687		$716,039	$736,246	$710,928
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%	1.27%		1.26%	1.26%	1.30%
Including waiver and/or reimbursement and recapture	1.26%	1.26	%(C)	1.26%	1.26%	1.30%
Net investment income (loss) to average net assets (B)	0.91%	0.93	%(C)	0.54%	1.32%	0.51%
Portfolio turnover rate (F)	9%	1%		6%	31%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.72	$15.59		$16.37	$15.28	$12.39
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.28	(C)	0.23	0.35	0.20
Net realized and unrealized gain (loss)	2.59	0.22		0.25	1.11	2.88
Total investment operations	2.82	0.50		0.48	1.46	3.08
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.27)		(0.27)	(0.37)	(0.19)
Net realized gains	(0.90)	(1.10)		(0.99)	—	—
Total dividends and/or distributions to shareholders	(1.18)	(1.37)		(1.26)	(0.37)	(0.19)
Net asset value, end of year	$16.36	$14.72		$15.59	$16.37	$15.28
Total return	20.52%	3.52%		2.96%	9.64%	25.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$56,253	$32,116		$34,547	$30,595	$23,052
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%		0.26%	0.26%	0.27%
Including waiver and/or reimbursement and recapture	0.26%	0.25	%(C)	0.26%	0.26%	0.27%
Net investment income (loss) to average net assets (B)	1.50%	1.96	%(C)	1.48%	2.19%	1.49%
Portfolio turnover rate (E)	9%	1%		6%	31%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$14.57	$15.45		$16.24	$15.16	$12.27
Investment operations:
Net investment income (loss) (A) (B)	0.18	0.21	(C)	0.15	0.23	0.13
Net realized and unrealized gain (loss)	2.55	0.20		0.23	1.12	2.86
Total investment operations	2.73	0.41		0.38	1.35	2.99
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)		(0.18)	(0.27)	(0.10)
Net realized gains	(0.90)	(1.10)		(0.99)	—	—
Total dividends and/or distributions to shareholders	(1.10)	(1.29)		(1.17)	(0.27)	(0.10)
Net asset value, end of year	$16.20	$14.57		$15.45	$16.24	$15.16
Total return	19.94%	2.90%		2.29%	9.01%	24.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,702	$2,142		$2,260	$2,127	$2,541
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.80%	0.86%		0.83%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.80%	0.85	%(C)	0.83%	0.85%	0.84%
Net investment income (loss) to average net assets (B)	1.19%	1.47	%(C)	0.93%	1.47%	0.97%
Portfolio turnover rate (E)	9%	1%		6%	31%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$14.92		$14.81
Investment operations:
Net investment income (loss) (C) (D)	0.04		0.04
Net realized and unrealized gain (loss)	1.41		1.50
Total investment operations	1.45		1.54
Net asset value, end of period	$16.37		$16.35
Total return	9.72	%(E)(F)	10.40	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets (G)	0.40	%(H)	0.35	%(H)
Net investment income (loss) to average net assets (D)	0.43	%(H)	0.43	%(H)
Portfolio turnover rate (I)	9%		9%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 3, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.34	$13.93		$15.23	$14.39	$12.34
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.23	(C)	0.24	0.31	0.21
Net realized and unrealized gain (loss)	1.67	0.20		0.05	0.83	2.06
Total investment operations	1.93	0.43		0.29	1.14	2.27
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)		(0.27)	(0.30)	(0.22)
Net realized gains	(0.64)	(0.79)		(1.32)	—	—
Total dividends and/or distributions to shareholders	(0.89)	(1.02)		(1.59)	(0.30)	(0.22)
Net asset value, end of year	$14.38	$13.34		$13.93	$15.23	$14.39
Total return (D)	15.32%	3.35%		1.93%	8.01%	18.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,434,214	$1,315,381		$1,301,591	$1,319,226	$1,269,265
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.49%	0.50%		0.50%	0.52%	0.58%
Including waiver and/or reimbursement and recapture	0.49%	0.49	%(C)	0.50%	0.52%	0.58%
Net investment income (loss) to average net assets (B)	1.89%	1.76	%(C)	1.68%	2.09%	1.60%
Portfolio turnover rate (F)	14%	1%		7%	33%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.44	$13.97		$15.23	$14.38	$12.32
Investment operations:
Net investment income (loss) (A) (B)	0.18	0.15	(C)	0.15	0.23	0.12
Net realized and unrealized gain (loss)	1.65	0.18		0.02	0.79	2.05
Total investment operations	1.83	0.33		0.17	1.02	2.17
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.07)		(0.11)	(0.17)	(0.11)
Net realized gains	(0.64)	(0.79)		(1.32)	—	—
Total dividends and/or distributions to shareholders	(0.72)	(0.86)		(1.43)	(0.17)	(0.11)
Net asset value, end of year	$14.55	$13.44		$13.97	$15.23	$14.38
Total return (D)	14.26%	2.55%		1.11%	7.16%	17.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$24,269	$47,691		$84,073	$133,060	$182,030
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.37%	1.34%		1.32%	1.30%	1.33%
Including waiver and/or reimbursement and recapture	1.37%	1.33	%(C)	1.32%	1.30%	1.33%
Net investment income (loss) to average net assets (B)	1.31%	1.15	%(C)	1.06%	1.52%	0.94%
Portfolio turnover rate (F)	14%	1%		7%	33%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.24	$13.82		$15.12	$14.30	$12.26
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.14	(C)	0.14	0.21	0.12
Net realized and unrealized gain (loss)	1.65	0.19		0.04	0.82	2.05
Total investment operations	1.82	0.33		0.18	1.03	2.17
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)		(0.16)	(0.21)	(0.13)
Net realized gains	(0.64)	(0.79)		(1.32)	—	—
Total dividends and/or distributions to shareholders	(0.78)	(0.91)		(1.48)	(0.21)	(0.13)
Net asset value, end of year	$14.28	$13.24		$13.82	$15.12	$14.30
Total return (D)	14.48%	2.60%		1.16%	7.23%	17.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,123,771	$1,286,726		$1,431,708	$1,526,267	$1,506,825
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.24%	1.24%		1.23%	1.23%	1.26%
Including waiver and/or reimbursement and recapture	1.24%	1.23	%(C)	1.23%	1.23%	1.26%
Net investment income (loss) to average net assets (B)	1.25%	1.05	%(C)	0.96%	1.39%	0.92%
Portfolio turnover rate (F)	14%	1%		7%	33%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.34	$13.93		$15.23	$14.40	$12.36
Investment operations:
Net investment income (loss) (A) (B)	0.27	0.27	(C)	0.28	0.34	0.24
Net realized and unrealized gain (loss)	1.69	0.19		0.05	0.84	2.06
Total investment operations	1.96	0.46		0.33	1.18	2.30
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.26)		(0.31)	(0.35)	(0.26)
Net realized gains	(0.64)	(0.79)		(1.32)	—	—
Total dividends and/or distributions to shareholders	(0.92)	(1.05)		(1.63)	(0.35)	(0.26)
Net asset value, end of year	$14.38	$13.34		$13.93	$15.23	$14.40
Total return	15.62%	3.63%		2.22%	8.27%	19.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$85,959	$53,166		$55,554	$54,952	$46,067
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%	0.25%		0.25%	0.25%	0.26%
Including waiver and/or reimbursement and recapture	0.25%	0.24	%(C)	0.25%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	1.96%	2.04	%(C)	1.94%	2.30%	1.84%
Portfolio turnover rate (E)	14%	1%		7%	33%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.26	$13.85
Investment operations:
Net investment income (loss) (A) (B)	0.18	0.21	(C)
Net realized and unrealized gain (loss)	1.70	0.18
Total investment operations	1.88	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)
Net realized gains	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.84)	(0.98)
Net asset value, end of year	$14.30	$13.26
Total return	15.03%	3.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,246	$4,483
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.76%	0.79%
Including waiver and/or reimbursement and recapture	0.76%	0.78	%(C)
Net investment income (loss) to average net assets (B)	1.36%	1.61	%(C)
Portfolio turnover rate (E)	14%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$13.35		$13.27
Investment operations:
Net investment income (loss) (C) (D)	0.12		0.09
Net realized and unrealized gain (loss)	0.92		1.01
Total investment operations	1.04		1.10
Net asset value, end of period	$14.39		$14.37
Total return	7.79	%(E)(F)	8.29	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets (G)	0.39	%(H)	0.35	%(H)
Net investment income (loss) to average net assets (D)	1.36	%(H)	1.01	%(H)
Portfolio turnover rate (I)	14%		14%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 3, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.11	$12.46		$13.56	$13.58	$12.26
Investment operations:
Net investment income (loss) (A) (B)	0.25	0.24	(C)	0.24	0.27	0.24
Net realized and unrealized gain (loss)	1.08	0.18		(0.06)	0.54	1.34
Total investment operations	1.33	0.42		0.18	0.81	1.58
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)		(0.28)	(0.27)	(0.26)
Net realized gains	(0.41)	(0.52)		(1.00)	(0.56)	—
Total dividends and/or distributions to shareholders	(0.64)	(0.77)		(1.28)	(0.83)	(0.26)
Net asset value, end of year	$12.80	$12.11		$12.46	$13.56	$13.58
Total return (D)	11.54%	3.71%		1.32%	6.20%	13.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,094,724	$1,000,707		$890,270	$899,852	$900,887
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture (E)	0.48%	0.48%		0.49%	0.52%	0.56%
Including waiver and/or reimbursement and recapture	0.48%	0.47	%(C)	0.49%	0.52%	0.56%
Net investment income (loss) to average net assets (B)	2.07%	2.04	%(C)	1.90%	1.99%	1.89%
Portfolio turnover rate (F)	13%	2%		10%	27%	21

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.23	$12.54		$13.60	$13.61	$12.26
Investment operations:
Net investment income (loss) (A) (B)	0.18	0.18	(C)	0.16	0.18	0.16
Net realized and unrealized gain (loss)	1.06	0.15		(0.08)	0.52	1.34
Total investment operations	1.24	0.33		0.08	0.70	1.50
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.12)		(0.14)	(0.15)	(0.15)
Net realized gains	(0.41)	(0.52)		(1.00)	(0.56)	—
Total dividends and/or distributions to shareholders	(0.50)	(0.64)		(1.14)	(0.71)	(0.15)
Net asset value, end of year	$12.97	$12.23		$12.54	$13.60	$13.61
Total return (D)	10.53%	2.83%		0.54%	5.32%	12.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,987	$29,432		$47,833	$71,121	$95,350
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.34%	1.31%		1.30%	1.30%	1.31%
Including waiver and/or reimbursement and recapture	1.34%	1.30	%(C)	1.30%	1.30%	1.31%
Net investment income (loss) to average net assets (B)	1.47%	1.47	%(C)	1.22%	1.32%	1.21%
Portfolio turnover rate (F)	13%	2%		10%	27%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.01	$12.36		$13.44	$13.48	$12.17
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.16	(C)	0.15	0.17	0.15
Net realized and unrealized gain (loss)	1.06	0.17		(0.05)	0.53	1.34
Total investment operations	1.23	0.33		0.10	0.70	1.49
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.16)		(0.18)	(0.18)	(0.18)
Net realized gains	(0.41)	(0.52)		(1.00)	(0.56)	—
Total dividends and/or distributions to shareholders	(0.54)	(0.68)		(1.18)	(0.74)	(0.18)
Net asset value, end of year	$12.70	$12.01		$12.36	$13.44	$13.48
Total return (D)	10.69%	2.88%		0.70%	5.39%	12.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$786,977	$939,970		$1,051,486	$1,138,082	$1,142,473
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.22%	1.22%		1.22%	1.22%	1.24%
Including waiver and/or reimbursement and recapture	1.22%	1.21	%(C)	1.22%	1.22%	1.24%
Net investment income (loss) to average net assets (B)	1.43%	1.40	%(C)	1.18%	1.29%	1.21%
Portfolio turnover rate (F)	13%	2%		10%	27%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.11	$12.46		$13.56	$13.59	$12.28
Investment operations:
Net investment income (loss) (A) (B)	0.28	0.28	(C)	0.27	0.30	0.28
Net realized and unrealized gain (loss)	1.08	0.17		(0.06)	0.54	1.33
Total investment operations	1.36	0.45		0.21	0.84	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.28)		(0.31)	(0.31)	(0.30)
Net realized gains	(0.41)	(0.52)		(1.00)	(0.56)	—
Total dividends and/or distributions to shareholders	(0.67)	(0.80)		(1.31)	(0.87)	(0.30)
Net asset value, end of year	$12.80	$12.11		$12.46	$13.56	$13.59
Total return	11.80%	3.97%		1.60%	6.45%	13.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,664	$43,818		$48,780	$47,590	$41,286
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%	0.25%		0.25%	0.25%	0.26%
Including waiver and/or reimbursement and recapture	0.25%	0.24	%(C)	0.25%	0.25%	0.26%
Net investment income (loss) to average net assets (B)	2.26%	2.40	%(C)	2.13%	2.21%	2.17%
Portfolio turnover rate (E)	13%	2%		10%	27%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.03	$12.39
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.21	(C)
Net realized and unrealized gain (loss)	1.13	0.17
Total investment operations	1.30	0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.22)
Net realized gains	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.61)	(0.74)
Net asset value, end of year	$12.72	$12.03
Total return	11.20%	3.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,693	$5,256
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%
Including waiver and/or reimbursement and recapture	0.73%	0.72	%(C)
Net investment income (loss) to average net assets (B)	1.38%	1.80	%(C)
Portfolio turnover rate (E)	13%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$12.03		$11.97
Investment operations:
Net investment income (loss) (C) (D)	0.09		0.11
Net realized and unrealized gain (loss)	0.69		0.70
Total investment operations	0.78		0.81
Net asset value, end of period	$12.81		$12.78
Total return	6.48	%(E)(F)	6.77	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets (G)	0.40	%(H)	0.35	%(H)
Net investment income (loss) to average net assets (D)	1.21	%(H)	1.36	%(H)
Portfolio turnover rate (I)	13%		13%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 3, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2017 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.05
Net realized and unrealized gain (loss)	0.37
Total investment operations	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.04)
Net asset value, end of period	$10.38
Total return	4.24	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$424,721
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60	%(F)
Net investment income (loss) to average net assets (C)	0.99	%(F)
Portfolio turnover rate (G)	26	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.58		$9.23	$9.35	$9.16	$8.21	$7.60
Investment operations:
Net investment income (loss) (D) (E)	0.13		0.18	0.15	0.20	0.18	0.25
Net realized and unrealized gain (loss)	0.78		0.35	(0.12)	0.21	0.96	0.61
Total investment operations	0.91		0.53	0.03	0.41	1.14	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.18)	(0.15)	(0.22)	(0.19)	(0.25)
Net asset value, end of period/year	$10.38		$9.58	$9.23	$9.35	$9.16	$8.21
Total return	9.53	%(F)	5.74%	0.26%	4.50%	14.04%	11.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,852		$78,806	$79,613	$92,989	$121,450	$158,181
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.21	%(H)	0.10%	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.20	%(H)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	1.37	%(H)	1.88%	1.57%	2.19%	2.07%	3.08%
Portfolio turnover rate (I)	26	%(F)	45%	42%	76%	69%	62%

(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2017 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.01
Net realized and unrealized gain (loss)	0.68
Total investment operations	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.01)
Net asset value, end of period	$10.68
Total return	6.90	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$225,869
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60	%(F)
Net investment income (loss) to average net assets (C)	0.14	%(F)
Portfolio turnover rate (G)	35	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.38		$8.87	$8.92	$8.71	$7.01	$6.23
Investment operations:
Net investment income (loss) (D) (E)	0.06		0.11	0.11	0.17	0.12	0.11
Net realized and unrealized gain (loss)	1.31		0.51	(0.05)	0.22	1.72	0.78
Total investment operations	1.37		0.62	0.06	0.39	1.84	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.11)	(0.11)	(0.18)	(0.14)	(0.11)
Net asset value, end of period/year	$10.68		$9.38	$8.87	$8.92	$8.71	$7.01
Total return	14.69	%(F)	7.07%	0.63%	4.55%	26.33%	14.36%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,618		$28,489	$28,659	$35,325	$32,711	$36,047
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.28	%(H)	0.10%	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.26	%(H)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	0.64	%(H)	1.29%	1.19%	1.98%	1.61%	1.54%
Portfolio turnover rate (I)	35	%(F)	28%	43%	69%	58%	119%

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2017 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.08
Net realized and unrealized gain (loss)	0.09
Total investment operations	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.07)
Net asset value, end of period	$10.10
Total return	1.72	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$181,866
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60	%(F)
Net investment income (loss) to average net assets (C)	1.77	%(F)
Portfolio turnover rate (G)	22	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.81		$9.63	$9.92	$9.80	$9.91	$9.60
Investment operations:
Net investment income (loss) (D) (E)	0.17		0.25	0.21	0.25	0.27	0.44
Net realized and unrealized gain (loss)	0.28		0.18	(0.28)	0.14	(0.11)	0.34
Total investment operations	0.45		0.43	(0.07)	0.39	0.16	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.25)	(0.22)	(0.27)	(0.27)	(0.47)
Net asset value, end of period/year	$10.10		$9.81	$9.63	$9.92	$9.80	$9.91
Total return	4.49	%(F)	4.48%	(0.72)%	4.07%	1.67%	8.27%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,959		$11,896	$12,349	$17,622	$24,002	$28,713
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.23	%(H)	0.10%	0.10%	0.10%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.22	%(H)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets (E)	1.98	%(H)	2.53%	2.07%	2.55%	2.70%	4.49%
Portfolio turnover rate (I)	22	%(F)	49%	60%	133%	75%	110%

(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.71	$10.07		$10.50	$10.01	$9.92
Investment operations:
Net investment income (loss) (A) (B)	0.10	0.31	(C)	0.11	0.05	0.14
Net realized and unrealized gain (loss)	0.19	(0.22)		(0.47)	0.49	0.14
Total investment operations	0.29	0.09		(0.36)	0.54	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.28)		(0.07)	(0.05)	(0.19)
Net realized gains	—	(0.17)		—	—	—
Total dividends and/or distributions to shareholders	(0.11)	(0.45)		(0.07)	(0.05)	(0.19)
Net asset value, end of year	$9.89	$9.71		$10.07	$10.50	$10.01
Total return (D)	3.04%	1.07%		(3.42)%	5.46%	2.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,240	$61,341		$91,684	$129,568	$200,903
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.73%	0.70%		0.66%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.73%	0.69	%(C)	0.66%	0.72%	0.72%
Net investment income (loss) to average net assets (B)	1.04%	3.28	%(C)	1.06%	0.46%	1.42%
Portfolio turnover rate (F)	65%	42%		80%	79%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.60	$9.94		$10.37		$9.91	$9.82
Investment operations:
Net investment income (loss) (A) (B)	0.02	0.23	(C)	0.03		(0.03)	0.08
Net realized and unrealized gain (loss)	0.18	(0.20)		(0.46)		0.49	0.13
Total investment operations	0.20	0.03		(0.43)		0.46	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.20)		(0.00	)(D)	—	(0.12)
Net realized gains	—	(0.17)		—		—	—
Total dividends and/or distributions to shareholders	(0.02)	(0.37)		(0.00	)(D)	—	(0.12)
Net asset value, end of year	$9.78	$9.60		$9.94		$10.37	$9.91
Total return (E)	2.22%	0.39%		(4.11)%		4.64%	2.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,545	$72,959		$101,656		$125,950	$140,309
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.47%	1.45%		1.42%		1.45%	1.44%
Including waiver and/or reimbursement and recapture	1.47%	1.44	%(C)	1.42%		1.45%	1.44%
Net investment income (loss) to average net assets (B)	0.21%	2.39	%(C)	0.28%		(0.29)%	0.80%
Portfolio turnover rate (G)	65%	42%		80%		79%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.71	$10.07		$10.52	$10.03	$9.94
Investment operations:
Net investment income (loss) (A) (B)	0.12	0.36	(C)	0.14	0.08	0.17
Net realized and unrealized gain (loss)	0.20	(0.24)		(0.47)	0.50	0.15
Total investment operations	0.32	0.12		(0.33)	0.58	0.32
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.31)		(0.12)	(0.09)	(0.23)
Net realized gains	—	(0.17)		—	—	—
Total dividends and/or distributions to shareholders	(0.15)	(0.48)		(0.12)	(0.09)	(0.23)
Net asset value, end of year	$9.88	$9.71		$10.07	$10.52	$10.03
Total return	3.32%	1.44%		(3.19)%	5.81%	3.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$82,742	$108,591		$191,022	$238,046	$207,733
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40%	0.38%		0.38%	0.41%	0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.37	%(C)	0.38%	0.41%	0.39%
Net investment income (loss) to average net assets (B)	1.24%	3.71	%(C)	1.31%	0.74%	1.74%
Portfolio turnover rate (E)	65%	42%		80%	79%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.85	$10.07		$10.59
Investment operations:
Net investment income (loss) (B) (C)	0.11	0.30	(D)	0.04
Net realized and unrealized gain (loss)	0.22	(0.16)		(0.56)
Total investment operations	0.33	0.14		(0.52)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.19)		—
Net realized gains	—	(0.17)		—
Total dividends and/or distributions to shareholders	(0.16)	(0.36)		—
Net asset value, end of period/year	$10.02	$9.85		$10.07
Total return	3.41%	1.59%		(4.91	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$99	$55		$47
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.31%	0.28%		0.28	%(G)
Including waiver and/or reimbursement and recapture	0.31%	0.26	%(D)	0.28	%(G)
Net investment income (loss) to average net assets (C)	1.15%	3.08	%(D)	0.86	%(G)
Portfolio turnover rate (H)	65%	42%		80%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class T1
	October 31, 2017 (A)
Net asset value, beginning of period	$9.67
Investment operations:
Net investment income (loss) (B) (C)	0.03
Net realized and unrealized gain (loss)	0.20
Total investment operations	0.23
Net asset value, end of period	$9.90
Total return (D)	2.38	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.55	%(G)
Including waiver and/or reimbursement and recapture	0.55	%(G)
Net investment income (loss) to average net assets (C)	0.51	%(G)
Portfolio turnover rate (H)	65%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS

At October 31, 2017

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”) (A) (B)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”) (A) (B)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”) (A) (B)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”) (A) (B)	A,B,C,I,R,T1,Advisor
Transamerica Asset Allocation Intermediate Horizon (“Intermediate Horizon”) (C)	R,R4
Transamerica Asset Allocation Long Horizon (“Long Horizon”) (C)	R,R4
Transamerica Asset Allocation Short Horizon (“Short Horizon”) (C)	R,R4
Transamerica Multi-Manager Alternative Strategies Portfolio (“Multi-Manager Alternative Strategies”) (A)	A,C,I,R6,T1

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.
(C)	The Funds’ Board of Trustees (the “Board”) approved the reorganization of certain series of Transamerica Asset Allocation Funds and Transamerica Institutional Asset Allocation Funds (“Target Funds”) into new Funds within the Trust. Each Target Fund invested substantially all of its investable assets among certain series of Transamerica Partners Funds Group (“Funds Group”) or Transamerica Partners Institutional Funds Group (“Institutional Funds Group”). Certain series of the Funds Group and Institutional Funds Group invested substantially all of their investable assets in a corresponding series of the Transamerica Partners Portfolios (the “Series Portfolio”). Target Fund investors approved the reorganizations and received newly-issued Class R or Class R4 shares of the new funds, as applicable, in the reorganizations. In each reorganization, the applicable Transamerica Institutional Asset Allocation Fund, a Target Fund was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Each Fund, a “fund of fund”, invests the majority of its assets among certain other series of the Trust (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with the Funds’ shareholder reports. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, sales charges, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM is responsible for all aspects of the day-to-day management of the Transamerica Asset Allocation Horizon funds. For each of the other funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

1. ORGANIZATION (continued)

relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) for the Funds are from investments in shares of investment companies. Income or short-term capital gain distributions received from investment companies are recorded as dividend income. Long-term capital gain distributions received from investment companies are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2017 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SECURITY VALUATION (continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2017, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SECURITY VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2017, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2017.

Repurchase agreements at October 31, 2017, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2017.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Net unrealized appreciation on futures contracts (A) (B)	$122,641	$—	$—	$—	$—	$122,641
Total	$122,641	$—	$—	$—	$—	$122,641

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations , categorized by primary market risk exposure as of October 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$(87)	$—	$(235,102)	$—	$—	$(235,189)
Total	$(87)	$—	$(235,102)	$—	$—	$(235,189)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$122,641	$—	$—	$—	$—	$122,641
Total	$122,641	$—	$—	$—	$—	$122,641

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2017.

	Futures Contracts at Notional Amount
Fund	Long	Short
Multi-Manager Alternative Strategies	—	(723,077)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective July 7, 2017, Goldman Sachs Asset Management, L.P. is the sub-adviser of Multi-Manager Alternative Strategies. Prior to July 7, 2017, Aegon USA Investment Management LLC (“AUIM”) was both an affiliate and a sub-adviser of Multi-Manager Alternative Strategies.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

All of the Underlying Funds held within the Funds are considered affiliated transactions to the Funds. Interest, dividends, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Prior to the closing of the Transamerica Partners reorganizations, TAM provided investment advisory services to the Target Funds pursuant to investment advisory agreements. For TAM’s services, the Target Funds paid advisory fees accrued daily and payable monthly, at an annual rate equal to 0.10% of each Target Fund’s daily Average Net Assets (“ANA”). TAM directly paid all other ordinary expenses of the Target Funds, which included fees related to audit, custody, legal, printing, trustees, and registration. For those Funds that were Destination Funds in the Transamerica Partners reorganizations where the accounting and performance survivor is a Target Fund, the investments advisory fees for the applicable Target Fund are included in the Statements of Operations within Investment advisory fees. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Each Fund pays a management fee to TAM based on daily ANA at the following rates. For the Funds impacted by the Transamerica Partners reorganizations, please reference the Reorganization section of the Notes to Financial Statements for more information.

Fund	Rate
Asset Allocation – Conservative	0.1225%
Asset Allocation – Growth	0.1225%
Asset Allocation – Moderate Growth	0.1225%
Asset Allocation – Moderate	0.1225%
Intermediate Horizon
Fund	0.1200%
Target Fund (accounting and performance survivor)	0.1000%
Long Horizon
Fund	0.1200%
Target Fund (accounting and performance survivor)	0.1000%
Short Horizon
Fund	0.1200%
Target Fund (accounting and performance survivor)	0.1000%

Fund	Rate
Multi-Manager Alternative Strategies
Effective July 7, 2017
First $500 million	0.1925%
Over $500 million up to $1 billion	0.1725%
Over $1 billion up to $2 billion	0.1525%
Over $2 billion	0.1425%
Prior to July 7, 2017
First $500 million	0.2225%
Over $500 million up to $1 billion	0.2125%
Over $1 billion	0.2025%

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. For the Funds impacted by the Transamerica Partners reorganizations, please reference the Reorganization section of the Notes to Financial Statements for more information.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Conservative
Effective March 1, 2017
Class A	0.70%	March 1, 2018
Class B, Class C	1.45%	March 1, 2018
Class I, Advisor Class (A)	0.45%	March 1, 2018
Class R	0.95%	March 1, 2018
Class T1 (B)	0.70%	April 1, 2018
Prior to March 1, 2017
Fund Level (C)	0.45%
Asset Allocation – Growth
Effective March 1, 2017
Class A	0.70%	March 1, 2018
Class B, Class C	1.45%	March 1, 2018
Class I, Advisor Class (A)	0.45%	March 1, 2018
Class R	0.95%	March 1, 2018
Class T1 (B)	0.70%	April 1, 2018
Prior to March 1, 2017
Fund Level (C)	0.45%

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Moderate Growth
Effective March 1, 2017
Class A	0.70%	March 1, 2018
Class B, Class C	1.45%	March 1, 2018
Class I, Advisor Class (A)	0.45%	March 1, 2018
Class R	0.95%	March 1, 2018
Class T1 (B)	0.70%	April 1, 2018
Prior to March 1, 2017
Fund Level (C)	0.45%
Asset Allocation – Moderate
Effective March 1, 2017
Class A	0.70%	March 1, 2018
Class B, Class C	1.45%	March 1, 2018
Class I, Advisor Class (A)	0.45%	March 1, 2018
Class R	0.95%	March 1, 2018
Class T1 (B)	0.70%	April 1, 2018
Prior to March 1, 2017
Fund Level (C)	0.45%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Intermediate Horizon
Effective reorganization date May 19, 2017
Class R (D)	0.60%	May 1, 2018
Class R4	0.35%	May 1, 2018
Prior to reorganization date May 19, 2017
Target Fund (accounting and performance survivor)	N/A
Long Horizon
Effective reorganization date May 19, 2017
Class R (D)	0.60%	May 1, 2018
Class R4	0.35%	May 1, 2018
Prior to reorganization date May 19, 2017
Target Fund (accounting and performance survivor)	N/A

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Short Horizon
Effective reorganization date May 19, 2017
Class R (D)	0.60%	May 1, 2018
Class R4	0.35%	May 1, 2018
Prior to reorganization date May 19, 2017
Target Fund (accounting and performance survivor)	N/A
Multi-Manager Alternative Strategies
Effective March 1, 2017
Class A	0.80%	March 1, 2018
Class C	1.55%	March 1, 2018
Class I, Class R6	0.55%	March 1, 2018
Class T1 (B)	0.80%	April 1, 2018
Prior to March 1, 2017
Fund Level (C)	0.55%

(A)	Advisor Class commenced operations on March 3, 2017.
(B)	Class T1 commenced operations on March 17, 2017.
(C)	Prior to March 1, 2017, TAM’s expense limitation contractual arrangements with the Funds were applied at the Fund level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes
(D)	Class commenced operations on May 19, 2017.

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2017, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available from Fiscal Year
Fund	2017	Total
Intermediate Horizon
Class R	$ 39,740	$39,740
Class R4	4,834	4,834
Long Horizon
Class R	$ 21,729	$21,729
Class R4	5,494	5,494
Short Horizon
Class R	$ 17,323	$17,323
Class R4	985	985

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution fees within the Statements of Operations.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class R (B)	0.50%
Class R4 (B)	0.25%
Class T1	0.25%

(A)	12b-1 fees are not applicable for Class I, Class R6, and Advisor Class.
(B)	Prior to the Transamerica Partners reorganizations, the Target Funds paid no distribution fees. Please reference the Reorganization section of the notes to Financial Statements for more information.

Shareholder fees: Class A and Class T1 shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2017, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$300,433	$177
Class B	—	766
Class C	—	16,333
Asset Allocation – Growth
Class A	1,019,306	896
Class B	—	3,711
Class C	—	40,090
Asset Allocation – Moderate Growth
Class A	1,433,155	2,431
Class B	—	3,520
Class C	—	59,799

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Moderate
Class A	$814,079	$464
Class B	—	981
Class C	—	36,960
Multi-Manager Alternative Strategies
Class A	19,043	—
Class C	—	1,967

Administration and Transfer agent fees: Each Fund pays a management fee to TAM for investment management and administration services. The management fee is reflected in Investment management fees within the Statements of Operations.

Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Prior to the closing of the Transamerica Partners reorganizations, TAM provided fund administration and transfer agent services to the Target Funds under a separate administrative services agreement. TAM received no additional compensation for providing administrative services to the Target Funds. TFS provided transfer agency services to the Target Funds and the Target Funds did not pay a separate transfer agency fee. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For the year ended October 31, 2017, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$730,340	$61,589
Asset Allocation – Growth	1,645,186	135,463
Asset Allocation – Moderate Growth	2,374,253	194,519
Asset Allocation – Moderate	1,487,422	123,670
Intermediate Horizon	1,367	132

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Fees Paid to TFS	Fees Due to TFS
Long Horizon	$1,524	$217
Short Horizon	271	46
Multi-Manager Alternative Strategies	268,575	20,312

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2017.

8. PRINCIPAL OWNERSHIP

As of October 31, 2017, the Funds had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows.

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Asset Allocation – Conservative
Class A	1	67.73%	0.00%
Class B	2	41.21%	0.00%
Class C	3	39.70%	0.00%
Class I	4	77.62%	0.00%
Class R	3	54.82%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	2	100.00%	46.41%
Asset Allocation – Growth
Class A	1	30.06%	0.00%
Class C	3	41.24%	0.00%
Class I	4	62.86%	0.00%
Class R	2	39.25%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Asset Allocation – Moderate Growth
Class A	1	34.10%	0.00%
Class B	2	26.11%	0.00%
Class C	3	41.27%	0.00%
Class I	5	74.68%	0.00%
Class R	3	54.98%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Asset Allocation – Moderate
Class A	1	50.92%	0.00%
Class B	2	34.65%	0.00%
Class C	3	40.60%	0.00%
Class I	3	64.88%	0.00%
Class R	3	47.73%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Intermediate Horizon
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Long Horizon
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Short Horizon
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Multi-Manager Alternative Strategies
Class A	2	39.30%	0.00%
Class C	4	56.94%	0.00%
Class I	4	67.79%	0.00%
Class R6	3	99.96%	99.96%
Class T1	1	100.00%	100.00%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$202,623,333	$267,313,051
Asset Allocation – Growth	137,249,758	338,333,705
Asset Allocation – Moderate Growth	383,909,791	818,679,211
Asset Allocation – Moderate	256,427,418	543,945,523
Intermediate Horizon	156,659,711	270,976,566
Long Horizon	124,686,522	206,174,729
Short Horizon	33,314,486	57,760,311
Multi-Manager Alternative Strategies	121,830,515	194,194,244

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts, future straddle deferrals, non-real estate investment trust return of capital adjustments from merger target funds, and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales from merger target funds, liquidating trust basis adjustments, non-real estate investment trust return of capital adjustments from merger target funds, capital loss carryforwards from merger target funds, capital loss carryforwards expiration, adjustments to prior year accumulated balances, distributions in excess of current earnings, prior year open deferrals from merger target funds, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Asset Allocation – Conservative	$—	$3,764	$(3,764)
Asset Allocation – Growth	—	2,622,367	(2,622,367)
Asset Allocation – Moderate Growth	—	14,519	(14,519)
Asset Allocation – Moderate	—	22,872	(22,872)
Intermediate Horizon	(11,087,815)	4,313	11,083,502
Long Horizon	(13,270,391)	86,710	13,183,681
Short Horizon	(185,335)	147	185,188
Multi-Manager Alternative Strategies	—	2,969	(2,969)

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Portfolio	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
Asset Allocation – Conservative	$1,032,488,249	$82,102,065	$(10,619,570)	$71,482,495
Asset Allocation – Growth	1,234,671,145	311,576,182	(11,574,204)	300,001,978
Asset Allocation – Moderate Growth	2,291,707,606	403,540,680	(20,649,707)	382,890,973
Asset Allocation – Moderate	1,767,507,119	212,873,991	(18,599,309)	194,274,682
Intermediate Horizon	427,582,911	20,433,993	(2,212,671)	18,221,322
Long Horizon	232,909,220	25,722,501	(14,085)	25,708,416
Short Horizon	187,959,800	2,670,014	(1,706,741)	963,273
Multi-Manager Alternative Strategies	166,109,910	4,235,287	(7,562,245)	(3,326,958)

As of October 31, 2017, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on October 31,	Unlimited
Fund	2018	Short-Term	Long-Term
Intermediate Horizon	$28,228,916	$—	$—
Long Horizon	31,559,291	—	—
Short Horizon	801,235	—	—
Multi-Manager Alternative Strategies	—	2,955,008	2,455,827

During the year ended October 31, 2017, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Intermediate Horizon	$55,587,662
Long Horizon	163,159,124
Short Horizon	233,857

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are listed below.

	2017 Distributions Paid From			2016 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$22,899,015	$25,508,202	$—	$18,818,299	$32,134,983	$—
Asset Allocation – Growth	18,644,477	89,000,827	—	16,709,888	108,658,887	—
Asset Allocation – Moderate Growth	38,628,310	128,089,139	—	35,434,055	163,231,095	—
Asset Allocation – Moderate	30,703,415	66,643,386	—	33,159,219	86,636,887	—
Intermediate Horizon	2,494,129	—	—	1,480,306	—	—
Long Horizon	433,530	—	—	357,604	—	—
Short Horizon	1,499,619	—	—	310,689	—	—
Multi-Manager Alternative Strategies	2,281,304	—	—	9,545,780	6,340,856	—

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2017, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$3,372,538	$—	$42,832,428	$—	$—	$—	$71,482,495
Asset Allocation – Growth	2,552,445	—	123,904,266	—	—	—	300,001,978
Asset Allocation – Moderate Growth	16,512,831	—	180,891,244	—	—	—	382,890,973
Asset Allocation – Moderate	17,366,632	—	96,586,163	—	—	—	194,274,682
Intermediate Horizon	133,519	—	—	(28,228,916)	—	—	18,221,322
Long Horizon	—	—	—	(31,559,291)	—	—	25,708,416
Short Horizon	186,918	—	—	(801,235)	—	—	963,273
Multi-Manager Alternative Strategies	407,519	—	—	(5,410,835)	—	(235,102)	(3,326,958)

11. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s Class R4 underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statements of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Intermediate Horizon	May 19, 2017	1.23-for-1	6,178,610	7,629,144	Decrease	Increase
Long Horizon	May 19, 2017	1.22-for-1	2,274,630	2,783,722	Decrease	Increase
Short Horizon	May 19, 2017	1.11-for-1	963,865	1,072,255	Decrease	Increase

12. REORGANIZATION

Following the close of business on the date listed in the subsequent table (the “Reorganization Date”), Target Funds reorganized into new Funds (the “Destination Funds”) within the Trust. The reorganizations into newly organized Destination Funds were as follows:

Target Fund	Destination Fund/Class	Reorganization Date
	Intermediate Horizon	May 19, 2017
Transamerica Asset Allocation – Intermediate Horizon	Class R
Transamerica Asset Allocation – Short/Intermediate Horizon	Class R
Transamerica Institutional Asset Allocation – Intermediate Horizon (A)	Class R4
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	Class R4
	Long Horizon	May 19, 2017
Transamerica Asset Allocation – Intermediate/Long Horizon	Class R
Transamerica Asset Allocation – Long Horizon	Class R
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	Class R4
Transamerica Institutional Asset Allocation – Long Horizon (A)	Class R4
	Short Horizon	May 19, 2017
Transamerica Asset Allocation – Short Horizon	Class R
Transamerica Institutional Asset Allocation – Short Horizon (A)	Class R4

(A)	Accounting and performance survivor of the reorganizations. For financial reporting purposes, the accounting and performance survivors’ financial and performance history prior to the reorganization became the financial and performance history of the Destination Fund and is reflected in the Destination Fund’s financial statements and financial highlights.

Pursuant to an Agreement and Plan of Reorganization, each Target Fund transferred all of its property and assets to the corresponding Destination Fund. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

12. REORGANIZATION (continued)

exchange, the applicable Destination Fund assumed all of the liabilities of the applicable Target Fund and issue shares to that Target Fund, as described below. The reorganizations were tax-free for U.S. federal income tax purposes. The cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Target Fund shareholders from the Destination Fund, along with the exchange ratio of the reorganization for the Destination Funds, were as follows (shares of these Destination Funds that were not the accounting and performance survivor of the applicable reorganization are also shown):

Target Fund	Target Fund Shares	Destination Fund/Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Asset Allocation – Intermediate Horizon	19,476,272	Intermediate Horizon – Class R	27,159,060	$271,590,605	1.39
Transamerica Asset Allocation – Short/Intermediate Horizon	15,572,834	Intermediate Horizon – Class R	17,537,423	175,374,227	1.13
Transamerica Institutional Asset Allocation – Intermediate Horizon (B)	7,629,144	Intermediate Horizon – Class R4	7,629,144	76,291,440	1.00
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	827,949	Intermediate Horizon – Class R4	937,535	9,375,346	1.13
Transamerica Asset Allocation – Intermediate/Long Horizon	11,170,928	Long Horizon – Class R	16,767,394	167,673,942	1.50
Transamerica Asset Allocation – Long Horizon	5,920,486	Long Horizon – Class R	8,192,124	81,921,235	1.38
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	3,139,852	Long Horizon – Class R4	3,990,137	39,901,367	1.27
Transamerica Institutional Asset Allocation – Long Horizon (B)	2,783,722	Long Horizon – Class R4	2,783,722	27,837,217	1.00
Transamerica Asset Allocation – Short Horizon	17,016,521	Short Horizon – Class R	19,751,448	197,514,479	1.16
Transamerica Institutional Asset Allocation – Short Horizon (B)	1,072,255	Short Horizon – Class R4	1,072,255	10,722,549	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Target Fund shares outstanding on Reorganization Date.
(B)	Accounting and performance survivor.

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Funds. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Asset Allocation – Intermediate Horizon	$8,469,628	$271,590,605	Intermediate Horizon	$—	$532,631,618
Transamerica Asset Allocation – Short/Intermediate Horizon	1,311,719	175,374,227
Transamerica Institutional Asset Allocation – Intermediate Horizon (A)	7,145,960	76,291,440
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	199,758	9,375,346
Transamerica Asset Allocation – Intermediate/Long Horizon	11,807,707	167,673,942	Long Horizon	—	317,333,761
Transamerica Asset Allocation – Long Horizon	9,422,999	81,921,235
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	5,232,915	39,901,367
Transamerica Institutional Asset Allocation – Long Horizon (A)	4,123,183	27,837,217

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

12. REORGANIZATION (continued)

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Asset Allocation – Short Horizon	$(101,572)	$197,514,479	Short Horizon	$ —	$208,237,028
Transamerica Institutional Asset Allocation – Short Horizon (A)	65,975	10,722,549

(A)	Accounting and performance survivor.

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivors, the pro forma results of operations for the period ended October 31, 2017 would have been as follows:

Destination Fund	Reporting Period Beginning Date	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Intermediate Horizon	January 1, 2017	$3,768,845	$39,378,392	$43,147,237
Long Horizon	January 1, 2017	587,772	37,825,899	38,413,671
Short Horizon	January 1, 2017	2,573,215	5,401,530	7,974,745

Because the combined investment funds have been managed as single integrated funds since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Destination Funds’ Statements of Operations.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon, Transamerica Asset Allocation Short Horizon, and Transamerica Multi-Manager Alternative Strategies Portfolio (eight of the funds of the Transamerica Funds, hereafter referred to as the “Funds”), as of October 31, 2017, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned eight Funds of the Transamerica Funds at October 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 27, 2017

Transamerica Funds	Annual Report 2017

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2017, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Asset Allocation – Conservative	$4,709,183
Asset Allocation – Growth	16,415,795
Asset Allocation – Moderate Growth	24,026,789
Asset Allocation – Moderate	12,678,068
Intermediate Horizon	635,164
Short Horizon	81,338
Multi-Manager Alternative Strategies	137,807
For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Asset Allocation – Conservative	6%
Asset Allocation – Growth	62
Asset Allocation – Moderate Growth	41
Asset Allocation – Moderate	27
Intermediate Horizon	25
Short Horizon	5
Multi-Manager Alternative Strategies	3

For tax purposes, the long-term capital gain designations for the year ended October 31, 2017 are as follows:

Fund	Long-Term Capital Gain Designation
Asset Allocation – Conservative	$25,508,202
Asset Allocation – Growth	89,000,827
Asset Allocation – Moderate Growth	128,089,139
Asset Allocation – Moderate	66,643,386

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Asset Allocation – Conservative	$3,121,233	$220,264
Asset Allocation – Growth	11,291,739	839,153
Asset Allocation – Moderate Growth	14,883,008	1,094,040
Asset Allocation – Moderate	7,977,037	584,525
Intermediate Horizon	1,211,223	61,096
Long Horizon	1,548,692	78,118
Short Horizon	109,387	5,518
Multi-Manager Alternative Strategies	112,133	11,584

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Transamerica Funds	Annual Report 2017

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Portfolio” and collectively the “Portfolios”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation Short Horizon
Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio

For the Portfolios listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Portfolio	Sub-Adviser
Transamerica Asset Allocation – Conservative Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Portfolio	Morningstar Investment Management LLC
Transamerica Multi-Manager Alternative Strategies Portfolio	Aegon USA Investment Management, LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Portfolio, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Portfolios for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing

Transamerica Funds	Annual Report 2017

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel, and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2016. The Board’s conclusions as to performance are summarized below. In describing a Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1- and 10-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was above its primary benchmark for the past 1- and 5-year periods and below its primary benchmark for the past 3- and 10-year periods

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods and in line with the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was in line with the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was in line with the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the performance of Class R4 Shares of the Portfolio was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Portfolio had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Portfolio had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record.

Transamerica Funds	Annual Report 2017

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation Long Horizon. The Board noted that the performance of Class R4 Shares of the Portfolio was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Portfolio had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Portfolio had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Short Horizon. The Board noted that the performance of Class R4 Shares of the Portfolio was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Portfolio was above its benchmark for the past 1- and 5-year periods and below its benchmark for the past 3- and 10-year periods. The Trustees noted that the Portfolio had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Portfolio had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 10-year period, in line with the median for the past 1-year period, and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that the Portfolio had made certain changes to its investment strategy in March 2016. The Board also noted that Goldman Sachs Asset Management, LP would commence subadvising the Portfolio on or about July 7, 2017.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Portfolio’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/

Transamerica Funds	Annual Report 2017

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

or reimbursements) of Class A Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Long Horizon. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Short Horizon. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolios had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for each Portfolio.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM), and are paid by TAM and not the applicable Portfolio. As a result, for those Portfolios not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio. For Transamerica Multi-Manager Alternative Strategies Portfolio, sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Transamerica Funds	Annual Report 2017

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Economies of Scale

The Board considered economies of scale with respect to the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board recognized that, as a Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered each Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolios through its undertakings to limit or reimburse Portfolio expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Portfolio’s management fee schedule. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolios. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Portfolios.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2017

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica ETF Trust (“TET”); (ii) Transamerica Funds (“TF”); (iii) Transamerica Series Trust (“TST”); (iv) Transamerica Partners Funds Group (“TPFG”); (v) Transamerica Partners Funds Group II (“TPFG II”); (vi) Transamerica Partners Funds (“TPP”); and (vii) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present);Director, Aegon Global Funds (since 2016)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (60)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, JP Morgan Investment Management (1994 – 2003); and Head of U.S. Equity, Bankers Trust Company (2000 – 2003); Managing Director, (1981 – 1994); Head of Global Quantitative Investments Group (1989 – 1994).	131	N/A
John Edgar Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Director, Center for Financial Literacy, Champlain College (2010 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – present); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – present); Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 – 2007); General Counsel (1997 – 2004).	131	N/A
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (65)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Operation
PAR, Inc.

(non-profit
organization)

(2008 –
present);

Remember
Honor
Support, Inc.
(non-profit
organization)

(2013 –
present)Board
Member,
WRH Income
Properties,
Inc.

(real estate)

(2014 –
present);
Boley PAR,
Inc. (2016 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2017

Officers:

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Transamerica Funds	Annual Report 2017

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (57)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (47)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, Oppenheimer Funds (2007 – 2010)

Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2016 – present); Assistant General Counsel, TAM (2016 – present), High Level Specialist Attorney, TAM (2014 – 2016); Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014); Managing Member, Mills Law, LLC (2010 – 2011); Counsel, Old Mutual Capital (2006 – 2009); Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and Securities Counsel, J.D. Edwards (2000 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2017

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2017

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc.

25335_ARMFP1017

© 2017 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Transamerica Funds	Annual Report 2017

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending October 31, 2017.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. In early November of 2016, the surprise election victory of Donald Trump generated a strong reaction in both the equity and fixed income markets. As a result, the final two months of 2016 saw a move upward in stocks, driven by the prospect of less overall government regulation and the potential for legislation out of Washington pertaining to tax reform and enhanced levels of fiscal spending. Longer term interest rates also rose materially during this time in response to anticipation of new economic policies perceived to be more growth oriented and inflationary. Between election-day and calendar year end, the 10-year Treasury yield jumped from 1.88% to 2.45%.

After this initial spike in long term yields, market interest rates fluctuated with the 10-year Treasury yield ranging from a high of 2.62% in March 2017 to a low of 2.05% in September 2017. Much of this movement appeared to be in response to the lack of legislative progress regarding the new administration’s economic agenda. On October 31, 2017, the 10-year Treasury yield closed at 2.38%.

Equity markets were a different story, as most major U.S. market indices, including the Dow Jones Industrial Average, the S&P 500® and the NASDAQ moved higher during the year. The primary catalyst for the ascent in stocks was corporate earnings, as during the first half of 2017 S&P 500® companies posted their strongest levels of earnings growth in five years, as seen by aggregate double digit profit growth in both the first and second quarters. This helped to propel the equity markets even as the progress in Washington regarding new economic policy was significantly slower than anticipated. These strong corporate profit results and lower default rates also helped to support credit markets as high yield bond spreads tightened to their lowest levels in three years.

In regard to the broader economy, gross domestic product (“GDP”) growth exceeded 3% in the second quarter of 2017 for the first time in two years as steady job gains combined with growth in wages and consumer spending. The U.S. Federal Reserve (“Fed”) also moved more quickly toward normalizing short term interest rates, raising the Federal Funds Rate three times, effectively putting an end to the zero interest rate policy that had been in effect since 2008. In September 2017, the Fed announced a formal schedule to finally begin reducing its balance sheet of more than $4 trillion in bonds, which will be implemented over several years.

For the 12-month period ending October 31, 2017, the S&P 500® returned 23.63% while the MSCI EAFE Index, representing international developed market equities, gained 24.01%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.90%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

Last November, we wrote the fiscal year was “not completely unlike any other 12 month period in the post-crisis era.” The 12 months since then have been, perhaps, the most stunningly divergent in the years since the great recession. A synchronized global recovery is well underway. The U.S. Federal Reserve (“Fed”) has been raising interest rates and shrinking its balance sheet. The Trump era has taken geopolitical volatility to new heights, while equity market volatility reached historical lows. Stocks hit record highs; credit spreads compressed; and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, health care, and regulation remains just that, promises.

Risk assets and spread products had a very good year as spreads tightened markedly, largely driven by a price-supportive supply/demand environment. The investment grade corporate bond market continued to outperform duration-matched U.S. Treasuries; all major sectors generated strong performance led by commodity-related issuers. At the broader sector level, financials outperformed industrials and utilities. Within structured products, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the top performers during the trailing 12 months ended October 31, 2017, and agency residential mortgage-backed securities (“RMBS”) lagged.

J.P. Morgan Investment Management, Inc.

At the beginning of the fiscal year, in November of 2016, U.S. equity markets rallied as Donald Trump unexpectedly upset Hillary Clinton in the U.S. Presidential election. The Republican Party’s sweep of Congress also boosted investor sentiment. As investors anticipated a pro-growth agenda proposed by President-elect Trump, equity markets rallied, bond yields rose and the U.S. dollar strengthened. Investor attention turned to the upcoming U.S. Federal Reserve (“Fed”) meeting in December 2016, when the Fed decided to raise rates by 0.25% to a range of 0.50% to 0.75%. Since the rate action was fully anticipated, the Fed’s updated projections for growth, inflation and the future path of interest rate increases were the focus.

U.S. equity markets started 2017 in a strong uptrend; however, they started drifting lower amid complications around health-care reform and weakness in crude oil prices. The S&P 500® experienced its first 1% decline since October of 2016 on March 21 when it became apparent that the initial version of the American Health Care Act would not have enough votes to pass the House of Representatives. Equities recovered in the final week of March, as President Trump immediately shifted his focus to tax reform.

U.S. equity markets were able to grind their way higher through mid-May. However, volatility soon spiked on headlines that President Trump hinted to former FBI Director James Comey to ease up on the investigation of former National Security Advisor Michael Flynn. This triggered a one-day selloff; the S&P 500® fell 1.8%, the largest one-day decline since September 2016. U.S. equity markets continued to advance in the final quarter of the fiscal year as the U.S. economy grew above trend despite several severe hurricanes. Additionally, the third-quarter earnings season was solid, and Congress made progress toward potential tax reform. Stronger economic data and the anticipation of tax reform caused interest rates to spike near period end.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Balanced II Class R returned 13.61%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 23.63% and 0.90%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Spread compression was the largest active contributor to performance, as risk assets rallied steadily during most of the period. Carry generated from coupon payments also generated a significant contribution as well, with higher-yielding securities generally contributing more to returns than those with lower coupons. The Fund’s shorter-than-benchmark duration posture also aided returns slightly, as yields across the Treasury curve rose following the Presidential election. This increase hurt longer-maturity securities, an underweight in the Fund, more than those with shorter maturities.

At the asset class level, an overweight in high yield, investment grade corporates, and off-index non-agency RMBS holdings drove active returns. An underweight to U.S. Treasuries also contributed positively. An overweight in A and BBB-rated bonds were notable contributors to performance among investment grade holdings, while almost all ratings categories in non-investment grade exposure added to returns. An underweight in AAA credits, which have been trading at very tight spreads, was additive to returns as were structured credits in ABS and CMBS. This was somewhat offset by agency RMBS, which detracted from returns.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

(unaudited)

STRATEGY REVIEW (continued)

J.P. Morgan Investment Management, Inc.

The technology, health services and systems, and consumer cyclical sectors added value during the fiscal year, while the pharmaceutical/medical technology, industrial cyclical and media sectors detracted from returns.

Within technology, an underweight in QUALCOMM, Inc. contributed to performance. Reports that Apple, Inc. was suing the company over its royalty-rate structure weighed heavily on shares. QUALCOMM, Inc., which has also been burdened by similar legal battles with Samsung, was further pressured by worse-than-expected margin results. We believe royalty-rate resolutions will prove palatable; but, we remain cautious amid legal uncertainty, thus we remain underweight. Within health services and systems, an overweight position in UnitedHealth Group, Inc. contributed. The health insurer reported strong results in successive quarters on better-than expected medical loss ratios, higher investment income and strong earnings from its Optum unit. We continue to believe UnitedHealth Group, Inc. can sustain differentiated, double-digit earnings-per-share growth due to the positioning of its quality health plan assets and the high-growth, sophisticated tools offered by Optum.

On the negative side, in industrials, an underweight in Boeing Co. (no longer held at period end) detracted from performance. Management has been able to generate significant free cash flow by squeezing its supply chain, thereby refuting bears, who had anticipated free-cash-flow deterioration. Global air traffic growth also continued at above-average rates, buoyed by low fuel prices, leading management and some investors to question whether the historical long-term cyclicality of the aerospace industry would face the same dynamic in the future. We continue to think Boeing Co. is over-earning in the short-term, as these free-cash-flow benefits do not seem to be sustainable. We also continue to believe, despite opinions to the contrary, that the industry is still cyclical.

Within the pharmaceutical/medical technology sector, our underweight in AbbVie, Inc. also weighed on returns. The company reported solid quarterly earnings with upside in sales for its key Humira and Imbruvica products. Forward guidance was also slightly increased. We remain concerned about the pressures facing its Hepatitis C franchise and believe pricing headwinds are likely to emerge for Humira in the near-term, so we remained underweight at period end.

During the period, the Fund utilized derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	59.6%
Corporate Debt Securities	16.6
U.S. Government Obligations	8.1
U.S. Government Agency Obligations	6.6
Commercial Paper	4.4
Mortgage-Backed Securities	3.9
Asset-Backed Securities	3.1
Short-Term U.S. Government Obligations	1.1
Foreign Government Obligations	0.5
Municipal Government Obligations	0.3
Preferred Stocks	0.2
Net Other Assets (Liabilities)^	(4.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I3 (NAV)	N/A	N/A	1.70	%(A)	09/15/2017
Class R (NAV)	13.61%	9.33%	5.72%		07/05/1994
S&P 500® (B)	23.63%	15.18%	7.51%
Bloomberg Barclays US Aggregate Bond Index (C)	0.90%	2.04%	4.19%

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity Securities tend to go up or down more dramatically over the short term and price movements may result from individual factors as well as the market as a whole. Fixed Income Securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 59.6%
Aerospace & Defense - 0.8%
General Dynamics Corp.	2,429	$ 493,038
Northrop Grumman Corp.	1,617	477,872
United Technologies Corp.	1,708	204,550

		1,175,460

Air Freight & Logistics - 0.1%
FedEx Corp.	377	85,130

Airlines - 0.5%
Delta Air Lines, Inc.	8,485	424,504
United Continental Holdings, Inc. (A)	4,239	247,897

		672,401

Auto Components - 0.3%
Delphi Automotive PLC	2,813	279,556
Lear Corp.	581	102,018

		381,574

Automobiles - 0.2%
Ford Motor Co.	23,118	283,658

Banks - 3.6%
Bank of America Corp.	61,047	1,672,077
Citigroup, Inc.	19,659	1,444,937
Comerica, Inc.	2,140	168,140
KeyCorp	17,026	310,725
SunTrust Banks, Inc.	2,990	180,028
SVB Financial Group (A)	562	123,235
Wells Fargo & Co.	22,714	1,275,164
Zions Bancorporation	1,418	65,880

		5,240,186

Beverages - 1.5%
Coca-Cola Co.	4,992	229,532
Constellation Brands, Inc., Class A	1,924	421,529
Molson Coors Brewing Co., Class B	6,972	563,826
PepsiCo, Inc.	9,629	1,061,405

		2,276,292

Biotechnology - 1.5%
AbbVie, Inc.	1,040	93,860
Alexion Pharmaceuticals, Inc. (A)	975	116,669
Amgen, Inc.	270	47,309
Biogen, Inc. (A)	1,842	574,078
BioMarin Pharmaceutical, Inc. (A)	379	31,112
Celgene Corp. (A)	5,245	529,588
Gilead Sciences, Inc.	6,863	514,450
Vertex Pharmaceuticals, Inc. (A)	2,352	343,933

		2,250,999

Building Products - 0.3%
Allegion PLC	3,739	311,795
Masco Corp.	4,912	195,596

		507,391

Capital Markets - 2.0%
Bank of New York Mellon Corp.	8,881	456,927
BlackRock, Inc.	145	68,270
Charles Schwab Corp.	15,621	700,446
Intercontinental Exchange, Inc.	5,798	383,248
Morgan Stanley	18,551	927,550
State Street Corp.	4,883	449,236

		2,985,677

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.3%
Albemarle Corp.	610	$ 85,943
Celanese Corp., Series A	1,720	179,413
DowDuPont, Inc.	15,339	1,109,163
Eastman Chemical Co.	5,957	540,955
Mosaic Co.	1,361	30,405

		1,945,879

Communications Equipment - 0.2%
Cisco Systems, Inc.	7,981	272,551
Harris Corp.	440	61,301

		333,852

Construction Materials - 0.0% (B)
Vulcan Materials Co.	440	53,570

Consumer Finance - 0.6%
American Express Co.	5,769	551,055
Capital One Financial Corp.	3,575	329,543

		880,598

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	2,875	172,989
WestRock Co.	3,183	195,213

		368,202

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	1,660	41,068

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	6,890	1,288,016
Voya Financial, Inc.	2,874	115,420

		1,403,436

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	12,134	408,309
Verizon Communications, Inc.	12,972	620,970

		1,029,279

Electric Utilities - 1.7%
American Electric Power Co., Inc.	3,060	227,695
Duke Energy Corp.	2,250	198,697
Edison International	3,356	268,312
Exelon Corp.	7,790	313,236
NextEra Energy, Inc.	5,367	832,261
PG&E Corp.	3,247	187,579
Xcel Energy, Inc.	11,076	548,484

		2,576,264

Electrical Equipment - 0.4%
Eaton Corp. PLC	7,912	633,118

Electronic Equipment, Instruments & Components - 0.3%
TE Connectivity, Ltd.	5,522	502,336

Energy Equipment & Services - 0.0% (B)
Halliburton Co.	651	27,824

Equity Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	1,789	324,399
Boston Properties, Inc.	930	112,697
Brixmor Property Group, Inc.	2,250	39,308
Digital Realty Trust, Inc.	620	73,433
Equinix, Inc.	365	169,178
Equity Residential	1,980	133,175
Extra Space Storage, Inc.	2,190	178,682
Federal Realty Investment Trust	1,210	145,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
HCP, Inc.	3,990	$ 103,102
Omega Healthcare Investors, Inc.	1,250	36,075
Prologis, Inc.	2,815	181,793
Public Storage	1,606	332,843
Regency Centers Corp.	839	51,640
SBA Communications Corp. (A)	310	48,726
Vornado Realty Trust	1,740	130,256

		2,061,136

Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	3,593	578,761
Walgreens Boots Alliance, Inc.	8,053	533,672

		1,112,433

Food Products - 0.6%
Archer-Daniels-Midland Co.	1,455	59,466
J.M. Smucker, Co.	256	27,149
Kraft Heinz Co.	776	60,008
McCormick & Co., Inc.	430	42,798
Mondelez International, Inc., Class A	16,465	682,145

		871,566

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	10,930	592,734
Becton Dickinson and Co.	1,972	411,497
Boston Scientific Corp. (A)	19,321	543,693
Cooper Cos., Inc.	213	51,175
Danaher Corp.	2,824	260,571
Zimmer Biomet Holdings, Inc.	2,884	350,752

		2,210,422

Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	1,060	81,567
Cigna Corp.	3,119	615,129
Humana, Inc.	943	240,795
UnitedHealth Group, Inc.	7,338	1,542,595

		2,480,086

Hotels, Restaurants & Leisure - 0.6%
Hilton Worldwide Holdings, Inc.	1,240	89,627
McDonald’s Corp.	510	85,124
Royal Caribbean Cruises, Ltd.	3,480	430,720
Starbucks Corp.	2,278	124,925
Yum! Brands, Inc.	3,020	224,839

		955,235

Household Durables - 0.3%
D.R. Horton, Inc.	3,921	173,348
Mohawk Industries, Inc. (A)	250	65,440
Newell Brands, Inc.	865	35,275
PulteGroup, Inc.	1,632	49,335
Toll Brothers, Inc.	4,060	186,922

		510,320

Household Products - 0.7%
Kimberly-Clark Corp.	3,816	429,338
Procter & Gamble Co.	6,422	554,476

		983,814

Industrial Conglomerates - 1.2%
General Electric Co.	28,827	581,153
Honeywell International, Inc.	7,958	1,147,225

		1,728,378

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.6%
American International Group, Inc.	6,466	$ 417,768
Arthur J. Gallagher & Co.	4,673	295,941
Brighthouse Financial, Inc. (A)	564	35,081
Chubb, Ltd.	3,895	587,444
Everest Re Group, Ltd.	360	85,482
Hartford Financial Services Group, Inc.	2,590	142,580
MetLife, Inc.	13,880	743,690
XL Group, Ltd.	2,100	84,987

		2,392,973

Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc. (A)	1,483	1,639,130
Priceline Group, Inc. (A)	116	221,788

		1,860,918

Internet Software & Services - 3.5%
Alphabet, Inc., Class A (A)	1,496	1,545,428
Alphabet, Inc., Class C (A)	1,533	1,558,509
Facebook, Inc., Class A (A)	11,679	2,102,921

		5,206,858

IT Services - 2.5%
Accenture PLC, Class A	7,975	1,135,321
Automatic Data Processing, Inc.	390	45,341
Fidelity National Information Services, Inc.	3,934	364,918
International Business Machines Corp.	1,945	299,646
Vantiv, Inc., Class A (A)	2,323	162,610
Visa, Inc., Class A	13,863	1,524,653
WEX, Inc. (A)	993	122,725

		3,655,214

Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	2,879	195,858
Illumina, Inc. (A)	989	202,933
Thermo Fisher Scientific, Inc.	1,486	288,032

		686,823

Machinery - 1.7%
Deere & Co.	2,839	377,246
Fortive Corp.	572	41,333
Ingersoll-Rand PLC	8,312	736,443
PACCAR, Inc.	3,786	271,570
Parker-Hannifin Corp.	529	96,601
Snap-on, Inc.	1,405	221,681
Stanley Black & Decker, Inc.	4,280	691,434

		2,436,308

Media - 2.1%
Charter Communications, Inc., Class A (A)	1,744	582,792
Comcast Corp., Class A	25,832	930,727
DISH Network Corp., Class A (A)	4,798	232,895
Sirius XM Holdings, Inc.	15,629	85,022
Time Warner, Inc.	1,439	141,439
Twenty-First Century Fox, Inc., Class A	19,414	507,676
Walt Disney Co.	6,612	646,720

		3,127,271

Metals & Mining - 0.1%
Alcoa Corp. (A)	3,040	145,251
Newmont Mining Corp.	1,893	68,451

		213,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 0.1%
CMS Energy Corp.	4,431	$ 214,327

Multiline Retail - 0.2%
Dollar Tree, Inc. (A)	3,274	298,753
Wal-Mart Stores, Inc.	511	44,615

		343,368

Oil, Gas & Consumable Fuels - 3.6%
Anadarko Petroleum Corp.	5,010	247,344
Chevron Corp.	7,398	857,354
Concho Resources, Inc. (A)	2,056	275,936
Diamondback Energy, Inc. (A)	3,429	367,452
EOG Resources, Inc.	6,115	610,705
EQT Corp.	2,848	178,114
Exxon Mobil Corp.	11,329	944,272
Kinder Morgan, Inc.	16,600	300,626
Occidental Petroleum Corp.	7,904	510,361
Phillips 66	1,880	171,230
Pioneer Natural Resources Co.	3,883	581,169
Valero Energy Corp.	2,396	189,020

		5,233,583

Pharmaceuticals - 3.2%
Allergan PLC	3,102	549,767
Bristol-Myers Squibb Co.	11,624	716,736
Eli Lilly & Co.	7,142	585,215
Johnson & Johnson	6,658	928,192
Merck & Co., Inc.	8,765	482,864
Mylan NV (A)	1,370	48,923
Pfizer, Inc.	37,925	1,329,651

		4,641,348

Road & Rail - 1.0%
Norfolk Southern Corp.	3,670	482,311
Union Pacific Corp.	8,274	958,047

		1,440,358

Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	8,367	763,907
Broadcom, Ltd.	3,848	1,015,526
Microchip Technology, Inc.	3,110	294,828
Micron Technology, Inc. (A)	1,050	46,526
NVIDIA Corp.	1,904	393,766
Texas Instruments, Inc.	11,792	1,140,168

		3,654,721

Software - 3.3%
Adobe Systems, Inc. (A)	6,600	1,156,056
Intuit, Inc.	580	87,592
Microsoft Corp.	40,712	3,386,424
Oracle Corp.	1,110	56,499
Symantec Corp.	2,380	77,350
Workday, Inc., Class A (A)	947	105,107

		4,869,028

Specialty Retail - 2.1%
Best Buy Co., Inc.	3,410	190,892
Home Depot, Inc.	6,719	1,113,876
Lowe’s Cos., Inc.	8,382	670,141
O’Reilly Automotive, Inc. (A)	1,227	258,836
Ross Stores, Inc.	4,299	272,943
TJX Cos., Inc.	9,204	642,439

		3,149,127

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	22,555	$ 3,812,697
HP, Inc.	15,850	341,568

		4,154,265

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	5,180	284,848
PVH Corp.	980	124,274

		409,122

Tobacco - 0.9%
Philip Morris International, Inc.	11,952	1,250,657

Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (A)	2,650	93,783

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	3,578	213,857

Total Common Stocks (Cost $85,349,417)		87,815,195

PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII 3-Month LIBOR + 6.37%, 7.75% (C)	3,392	92,330

Capital Markets - 0.0% (B)
State Street Corp. Series D, Fixed until 03/15/2024, 5.90% (C)	1,536	42,562

Electric Utilities - 0.0% (B)
SCE Trust III Series H, Fixed until 03/15/2024, 5.75% (C)	320	8,605

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (A) (C)	14,925	98,356
Federal National Mortgage Association
Series O, 0.00% (A) (C)	600	6,390
Series S, 8.25% (A) (C)	10,800	73,548

		178,294

Total Preferred Stocks (Cost $333,168)		321,791

	Principal	Value
ASSET-BACKED SECURITIES - 3.1%
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (D)	$ 200,000	199,687
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A, Class A, 1.92%, 09/20/2019 (D)	100,000	99,830
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 3-Month LIBOR + 1.43%, 2.78% (C), 07/18/2027 (D)	235,000	235,722
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (D)	86,299	86,264
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (D)	85,527	85,699

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 2.65% (C), 10/18/2030 (D)	$ 250,000	$ 249,999
Hertz Vehicle Financing II, LP Series 2016-3A, Class A, 2.27%, 07/25/2020 (D)	110,000	109,646
ICG US CLO, Ltd. Series 2014-1A, Class A1, 3-Month LIBOR + 1.15%, 2.51% (C), 04/20/2026 (D)	235,000	234,419
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (D)	178,713	183,285
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (D)	181,328	182,452
MVW Owner Trust
Series 2014-1A, Class A, 2.25%, 09/22/2031 (D)	61,974	61,395
Series 2016-1A, Class A, 2.25%, 12/20/2033 (D)	73,258	72,002
New Residential Advanced Receivables Trust Series 2017-T1, Class AT1, 3.21%, 02/15/2051 (D)	100,000	99,667
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (D)	300,000	298,664
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 0.00% (C), 01/20/2031 (D) (E) (F)	200,000	200,000
Ocwen Master Advance Receivables Trust Series 2017-T1, Class AT1, 2.50%, 09/15/2048 (D)	210,000	210,455
Palmer Square CLO, Ltd. Series 2015-2A, Class A1AR, 3-Month LIBOR + 1.27%, 2.63% (C), 07/20/2030 (D)	250,000	251,553
SBA Tower Trust Series 2014-1A, Class C, 2.90% (C), 10/15/2044 (D)	380,000	382,936
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B, 2.70%, 10/20/2030 (D)	17,511	17,516
Series 2014-1A, Class A, 2.07%, 03/20/2030 (D)	39,109	39,043
Series 2014-2A, Class A, 2.05% (C), 06/20/2031 (D)	33,102	33,038
Series 2015-1A, Class A, 2.40%, 03/22/2032 (D)	27,957	27,920
Series 2015-1A, Class B, 3.05%, 03/22/2032 (D)	29,173	29,253
Series 2016-2A, Class A, 2.33%, 07/20/2033 (D)	50,899	50,759
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (D)	28,794	28,736

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (D)	$ 135,135	$ 131,286
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (D)	107,076	107,635
Towd Point Mortgage Trust
Series 2015-3, Class A1B, 3.00% (C), 03/25/2054 (D)	155,146	156,473
Series 2015-5, Class A1B, 2.75% (C), 05/25/2055 (D)	132,764	133,270
Series 2016-1, Class A1B, 2.75% (C), 02/25/2055 (D)	119,111	119,564
Series 2017-1, Class A1, 2.75% (C), 10/25/2056 (D)	179,406	180,033
Series 2017-3, Class A1, 2.75% (C), 07/25/2057 (D)	95,573	95,902
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (D)	69,039	68,728
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033	140,183	139,318

Total Asset-Backed Securities (Cost $4,603,072)		4,602,149

CORPORATE DEBT SECURITIES - 16.6%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.55%, 10/15/2022	181,000	181,244

Air Freight & Logistics - 0.1%
FedEx Corp. 4.90%, 01/15/2034	54,000	60,752
5.10%, 01/15/2044	49,000	55,574

		116,326

Airlines - 0.6%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	126,798	126,646
3.70%, 04/01/2028	149,526	153,788
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	332,699	383,036
United Airlines Pass-Through Trust 3.75%, 03/03/2028	265,589	274,221

		937,691

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	105,000	105,642

Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026	150,000	156,308
General Motors Co. 4.88%, 10/02/2023	30,000	32,710
6.25%, 10/02/2043	20,000	23,086

		212,104

Banks - 3.1%
Bank of America Corp. 4.45%, 03/03/2026, MTN	174,000	185,002
5.75%, 12/01/2017	75,000	75,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank One Corp. 8.00%, 04/29/2027	$ 65,000	$ 86,569
Barclays Bank PLC 10.18%, 06/12/2021 (D)	390,000	481,609
Citigroup, Inc. 1.70%, 04/27/2018	203,000	202,910
3-Month LIBOR + 0.95%, 2.31% (C), 07/24/2023	151,000	151,677
6.68%, 09/13/2043	20,000	27,407
Commerzbank AG 8.13%, 09/19/2023 (D)	255,000	309,969
Cooperatieve Rabobank UA Fixed until 06/30/2019, 11.00% (C), 06/30/2019 (D) (G)	405,000	459,675
Discover Bank 3.45%, 07/27/2026	250,000	246,676
First Horizon National Corp. 3.50%, 12/15/2020	110,000	113,133
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (D)	65,000	66,514
JPMorgan Chase & Co. 3.25%, 09/23/2022	478,000	491,537
3.38%, 05/01/2023	96,000	98,413
Fixed until 05/01/2027, 3.54% (C), 05/01/2028	103,000	104,018
4.85%, 02/01/2044	20,000	23,132
Fixed until 02/01/2024, 6.75% (C), 02/01/2024 (G)	13,000	14,901
Nordea Bank AB 4.25%, 09/21/2022 (D)	470,000	496,574
Royal Bank of Scotland Group PLC 6.00%, 12/19/2023	65,000	72,422
6.40%, 10/21/2019	60,000	64,853
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (D)	206,000	215,680
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (C), 09/15/2031	150,000	149,126
Wells Fargo & Co. 2.13%, 04/22/2019	95,000	95,316
Fixed until 05/27/2027, 3.58% (C), 05/22/2028, MTN	98,000	98,934
4.10%, 06/03/2026, MTN	36,000	37,480
5.38%, 11/02/2043	67,000	78,741
Fixed until 06/15/2024, 5.90% (C), 06/15/2024 (G)	43,000	47,152

		4,494,676

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	302,000	311,627
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	197,000	208,456
Constellation Brands, Inc. 3.70%, 12/06/2026	52,000	53,486
Pernod Ricard SA 5.75%, 04/07/2021 (D)	300,000	332,526

		906,095

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	$ 129,000	$ 128,104
Biogen, Inc. 4.05%, 09/15/2025	110,000	116,845
Celgene Corp. 5.00%, 08/15/2045	65,000	71,574
Gilead Sciences, Inc. 2.95%, 03/01/2027	32,000	31,494
4.15%, 03/01/2047	31,000	31,944

		379,961

Capital Markets - 1.6%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	205,000	214,249
7.30%, 06/28/2019	160,000	173,575
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	80,000	83,028
Deutsche Bank AG 3-Month LIBOR + 1.31%, 2.63% (C), 08/20/2020	70,000	70,946
Goldman Sachs Group, Inc. 5.75%, 01/24/2022	155,000	173,522
6.25%, 02/01/2041	20,000	26,467
6.75%, 10/01/2037	75,000	99,016
Macquarie Group, Ltd. 6.25%, 01/14/2021 (D)	230,000	255,032
Morgan Stanley 5.00%, 11/24/2025	220,000	239,979
5.75%, 01/25/2021	280,000	308,987
Oaktree Capital Management, LP 6.75%, 12/02/2019 (D)	175,000	189,786
State Street Corp. 3-Month LIBOR + 1.00%, 2.32% (C), 06/01/2077	11,000	10,040
UBS AG 7.63%, 08/17/2022	250,000	295,000
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (D)	200,000	210,728

		2,350,355

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	60,000	62,066
Monsanto Co. 4.40%, 07/15/2044	110,000	114,255

		176,321

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC 3.85%, 11/15/2024 (D)	140,000	145,370

Communications Equipment - 0.1%
Harris Corp. 5.55%, 10/01/2021	120,000	132,232

Construction & Engineering - 0.2%
SBA Tower Trust 2.24%, 04/09/2043 (D)	65,000	65,008
2.88%, 07/10/2046 (D)	58,000	57,565
3.17%, 04/09/2047 (D)	110,000	110,448

		233,021

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.3%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (D)	$ 200,000	$ 210,572
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	200,000	211,632

		422,204

Consumer Finance - 0.5%
Ally Financial, Inc. 3.50%, 01/27/2019	120,000	121,464
4.13%, 03/30/2020	120,000	124,050
American Express Co. 4.05%, 12/03/2042	50,000	51,431
BMW US Capital LLC 2.80%, 04/11/2026 (D)	82,000	80,749
Capital One Financial Corp. 2.50%, 05/12/2020	136,000	136,494
Discover Financial Services 3.75%, 03/04/2025	193,000	195,079

		709,267

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	96,000	104,343
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	64,814	66,515

		170,858

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	15,000	15,582

Diversified Financial Services - 0.0%
Kaupthing Bank 7.63%, 02/28/2020 (A) (D) (F) (H) (I) (J)	710,000	0

Diversified Telecommunication Services - 0.6%
AT&T, Inc. 3.00%, 06/30/2022	180,000	182,176
3.40%, 05/15/2025	130,000	128,357
4.35%, 06/15/2045	70,000	62,510
4.60%, 02/15/2021	67,000	71,612
5.00%, 03/01/2021	34,000	36,918
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (D)	40,000	39,868
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	25,605
Verizon Communications, Inc. 5.15%, 09/15/2023	155,000	173,723
5.50%, 03/16/2047	187,000	206,444

		927,213

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	110,000	112,880
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	43,000	52,992
8.88%, 11/15/2018	9,000	9,610
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	226,000	220,476
Duke Energy Progress LLC 3.60%, 09/15/2047	80,000	79,089

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Entergy Arkansas, Inc. 3.70%, 06/01/2024	$ 61,000	$ 64,144
Jersey Central Power & Light Co. 7.35%, 02/01/2019	35,000	37,158
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (D)	65,000	68,122
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	12,000	12,762
5.30%, 06/01/2042	25,000	30,693
PacifiCorp 3.60%, 04/01/2024	130,000	135,731
5.75%, 04/01/2037	25,000	31,972

		855,629

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.88%, 01/12/2028	130,000	130,298

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (D)	100,000	102,204
Schlumberger Investment SA 3.65%, 12/01/2023	33,000	34,923
Weatherford International, Ltd. 5.95%, 04/15/2042	35,000	27,650

		164,777

Equity Real Estate Investment Trusts - 0.7%
CBL & Associates, LP 5.25%, 12/01/2023	139,000	139,678
EPR Properties 4.50%, 04/01/2025	225,000	231,624
HCP, Inc. 3.40%, 02/01/2025	85,000	84,933
Hospitality Properties Trust 5.00%, 08/15/2022	174,000	187,206
Kilroy Realty, LP 4.25%, 08/15/2029	177,000	183,431
Realty Income Corp. 3.88%, 07/15/2024	118,000	121,522
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	60,000	60,494

		1,008,888

Food & Staples Retailing - 0.3%
CVS Health Corp. 2.13%, 06/01/2021	182,000	179,319
5.30%, 12/05/2043	14,000	15,922
Kroger Co. 2.80%, 08/01/2022	66,000	66,186
Sysco Corp. 3.25%, 07/15/2027	95,000	94,904
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	135,000	138,616

		494,947

Food Products - 0.4%
Bunge, Ltd. Finance Corp. 3.75%, 09/25/2027	162,000	161,907
Conagra Brands, Inc. 3.20%, 01/25/2023	81,000	82,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Kraft Heinz Foods Co. 4.88%, 02/15/2025 (D)	$ 75,000	$ 80,216
Tyson Foods, Inc. 3.95%, 08/15/2024	68,000	71,682
WhiteWave Foods Co. 5.38%, 10/01/2022	103,000	116,216

		512,707

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.75%, 11/30/2026	213,000	219,708
Becton Dickinson and Co. 3.70%, 06/06/2027	156,000	157,147
Boston Scientific Corp. 2.65%, 10/01/2018	56,000	56,431
Medtronic, Inc. 4.63%, 03/15/2045	117,000	132,556

		565,842

Health Care Providers & Services - 0.1%
Anthem, Inc. 1.88%, 01/15/2018	76,000	76,062
Coventry Health Care, Inc. 5.45%, 06/15/2021	66,000	72,244

		148,306

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	94,000	99,968
Newell Brands, Inc. 4.20%, 04/01/2026	31,000	32,669

		132,637

Independent Power & Renewable Electricity Producers - 0.0% (B)
NRG Energy, Inc. 6.63%, 03/15/2023	60,000	62,100

Industrial Conglomerates - 0.4%
General Electric Co.
Fixed until 01/21/2021, 5.00% (C), 01/21/2021 (G)	555,000	579,281
6.88%, 01/10/2039, MTN	20,000	28,819

		608,100

Insurance - 0.4%
Allstate Corp. 3.28%, 12/15/2026	90,000	91,403
American International Group, Inc. Fixed until 05/15/2038, 8.18% (C), 05/15/2068	26,000	35,490
Athene Global Funding 3.00%, 07/01/2022 (D)	180,000	179,548
CNA Financial Corp. 5.88%, 08/15/2020	90,000	97,690
Enstar Group, Ltd. 4.50%, 03/10/2022	46,000	47,319
Fidelity National Financial, Inc. 5.50%, 09/01/2022	60,000	66,093
Lincoln National Corp. 8.75%, 07/01/2019	46,000	50,973
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	80,000	82,468

		650,984

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.0% (B)
Mastercard, Inc. 3.38%, 04/01/2024	$ 33,000	$ 34,526

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	133,000	133,713

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (D)	200,000	196,565

Media - 0.3%
CBS Corp. 5.75%, 04/15/2020	85,000	92,234
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	100,000	103,500
Comcast Corp. 5.88%, 02/15/2018	116,000	117,455
NBCUniversal Media LLC 4.38%, 04/01/2021	134,000	143,415
4.45%, 01/15/2043	47,000	50,171

		506,775

Metals & Mining - 0.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (D)	200,000	200,200
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	45,000	44,269

		244,469

Multi-Utilities - 0.2%
CMS Energy Corp. 3.88%, 03/01/2024	22,000	23,127
4.88%, 03/01/2044	33,000	37,802
Dominion Energy, Inc. 2.58%, 07/01/2020	79,000	79,432
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	140,000	141,590

		281,951

Multiline Retail - 0.1%
Wal-Mart Stores, Inc. 3.63%, 12/15/2047	135,000	137,997

Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 5.55%, 03/15/2026	68,000	76,510
Apache Corp. 4.25%, 01/15/2044	15,000	14,313
4.75%, 04/15/2043	22,000	22,443
BP Capital Markets PLC 3.12%, 05/04/2026	150,000	151,238
Continental Resources, Inc. 3.80%, 06/01/2024	25,000	24,281
Energy Transfer, LP 5.95%, 10/01/2043	35,000	37,274
EnLink Midstream Partners, LP 4.85%, 07/15/2026	47,000	49,508
EOG Resources, Inc. 2.45%, 04/01/2020	88,000	88,616
Exxon Mobil Corp. 1.82%, 03/15/2019	150,000	150,372
3.04%, 03/01/2026	60,000	61,276

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Husky Energy, Inc. 4.00%, 04/15/2024	$ 45,000	$ 46,873
Kerr-McGee Corp. 6.95%, 07/01/2024	50,000	59,495
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	117,000	121,810
Laredo Petroleum, Inc. 7.38%, 05/01/2022	60,000	62,475
Nexen Energy ULC 5.88%, 03/10/2035	10,000	12,165
Noble Energy, Inc. 6.00%, 03/01/2041	22,000	25,271
Petrobras Global Finance BV 6.25%, 03/17/2024	70,000	75,064
Petroleos Mexicanos 3.50%, 01/30/2023	40,000	39,052
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	130,000	132,608
Shell International Finance BV 2.50%, 09/12/2026	130,000	125,531
3.75%, 09/12/2046	39,000	38,418
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	37,000	39,123
4.63%, 03/01/2034	35,000	38,798
Western Gas Partners, LP 5.38%, 06/01/2021	76,000	81,437
Williams Cos., Inc. 3.70%, 01/15/2023	13,000	13,114
7.88%, 09/01/2021	33,000	38,775
Williams Partners, LP 5.40%, 03/04/2044	35,000	38,516

		1,664,356

Pharmaceuticals - 0.4%
Allergan Funding SCS 3.80%, 03/15/2025	189,000	193,664
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	200,000	208,180
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	128,000	124,787

		526,631

Road & Rail - 0.2%
Aviation Capital Group LLC 2.88%, 01/20/2022 (D)	106,000	106,395
7.13%, 10/15/2020 (D)	153,000	172,924
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	18,000	18,446
3.75%, 04/01/2024	12,000	12,749

		310,514

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp. 2.88%, 05/11/2024	145,000	146,564
KLA-Tencor Corp. 4.13%, 11/01/2021	155,000	162,966
QUALCOMM, Inc. 3.25%, 05/20/2027	132,000	131,986

		441,516

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	$ 140,000	$ 144,863

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 2.85%, 02/23/2023	240,000	244,936
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (D)	115,000	128,153
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	185,000	191,293
HP, Inc. 3.75%, 12/01/2020	11,000	11,439

		575,821

Tobacco - 0.1%
BAT Capital Corp. 3.56%, 08/15/2027 (D)	85,000	85,211
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	105,000	115,112

		200,323

Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	145,000	168,862

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	204,345
Crown Castle Towers LLC 3.22%, 05/15/2042 (D)	42,000	42,661
4.88%, 08/15/2040 (D)	155,000	163,669
6.11%, 01/15/2040 (D)	335,000	356,434
Sprint Communications, Inc. 9.00%, 11/15/2018 (D)	35,000	37,144
Sprint Corp. 7.88%, 09/15/2023	45,000	50,287
T-Mobile USA, Inc. 6.84%, 04/28/2023	5,000	5,275

		859,815

Total Corporate Debt Securities (Cost $24,398,276)		24,380,074

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Colombia - 0.1%
Colombia Government International Bond 4.50%, 01/28/2026	200,000	213,100

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (D)	225,000	253,275

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	110,000	115,225

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	130,800

Total Foreign Government Obligations (Cost $717,733)		712,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES - 3.9%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	$ 195,040	$ 139,957
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (D)	140,000	138,474
Series 2012-TFT, Class C,
3.47% (C), 06/05/2030 (D)	315,000	306,408
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (D)	245,000	254,556
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	45,000	47,530
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	69,582
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	158,392
Citigroup Commercial Mortgage Trust, Interest Only STRIPS Series 2013-SMP, Class XA, 0.80% (C), 01/12/2030 (D)	1,126,544	11
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (C), 06/25/2058 (D)	169,052	171,413
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (C), 08/10/2050	20,000	21,892
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (D)	100,000	101,588
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (D)	100,000	104,542
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	45,000	47,812
Series 2016-GCT, Class C,
3.46% (C), 08/10/2029 (D)	100,000	100,805
Commercial Mortgage Pass Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (D)	132,000	131,782
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (D)	225,000	228,721
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.17% (C), 08/26/2036 (D)	77,603	78,203
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 1.57% (C), 12/27/2035 (D)	194,940	189,108
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.91% (C), 03/18/2035	114,968	116,192
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (C), 12/10/2027 (D)	100,000	99,311
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (C), 04/10/2031 (D)	285,000	282,860

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 2.04% (C), 10/25/2034	$ 63,275	$ 61,983
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.54% (C), 08/25/2037	158,080	137,855
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 3.25% (C), 05/26/2037 (D)	72,991	73,379
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.33% (C), 09/15/2045	13,242	13,252
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month LIBOR + 0.64%, 1.88% (C), 10/25/2028	40,059	39,272
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.81% (C), 06/12/2050	2,727	2,727
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (D)	300,000	296,533
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (C), 07/26/2048 (D)	231,442	227,749
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 2.64% (C), 08/15/2034 (D)	413,651	413,911
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (C), 12/25/2052 (D)	112,536	116,608
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (C), 01/25/2054 (D)	47,054	48,318
Series 2014-2A, Class A3,
3.75% (C), 05/25/2054 (D)	120,875	123,219
Series 2014-3A, Class AFX3,
3.75% (C), 11/25/2054 (D)	86,750	89,431
Series 2017-1A, Class A1,
4.00% (C), 02/25/2057 (D)	168,565	174,606
Series 2017-3A, Class A1,
4.00% (C), 04/25/2057 (D)	279,248	288,892
Series 2017-4A, Class A1,
4.00% (C), 05/25/2057 (D)	116,994	121,270
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (D)	195,000	202,480
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (C), 01/11/2037 (D)	130,000	128,517
SCG Trust Series 2013-SRP1, Class A, 1-Month LIBOR + 1.65%, 2.89% (C), 11/15/2026 (D)	100,000	98,997

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 1.94% (C), 01/19/2034	$ 88,918	$ 86,689
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (D)	225,000	229,936

Total Mortgage-Backed Securities (Cost $5,793,355)		5,764,763

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	15,000	21,787
State of California, General Obligation Unlimited 7.30%, 10/01/2039	55,000	81,150
7.60%, 11/01/2040	60,000	94,158
7.95%, 03/01/2036	110,000	124,100
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	10,000	10,883

		332,078

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	10,000	12,661

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	16,000	24,342

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	15,000	21,185
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	15,000	20,215
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	10,000	12,184
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	20,000	24,390

		77,974

Total Municipal Government Obligations (Cost $449,972)		447,055

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.90%, 3.64% (C), 02/01/2041	$ 14,989	$ 15,740
5.50%, 06/01/2041	27,918	31,037
Federal National Mortgage Association
Zero Coupon, 10/09/2019	190,000	183,217
2.50%, TBA (E)	512,000	514,320
3.00%, TBA (E)	4,161,000	4,191,375
3.33% (C), 10/25/2023	55,000	57,222
12-Month LIBOR + 1.75%, 3.46% (C), 03/01/2041	12,431	13,006
3.50%, 11/01/2028 - 01/01/2029	117,717	123,088
3.50%, TBA (E)	2,507,000	2,578,990
12-Month LIBOR + 1.82%, 3.57% (C), 03/01/2041	5,530	5,854
4.00%, 10/01/2025 - 06/01/2042	72,856	76,882
4.00%, TBA (E)	570,000	598,277
4.50%, 02/01/2025 - 06/01/2026	105,217	110,278
5.00%, 04/01/2039 - 11/01/2039	244,980	270,843
5.00%, TBA (E)	28,000	30,395
5.50%, 09/01/2036 - 12/01/2041	355,345	402,157
6.00%, 02/01/2038 - 06/01/2041	385,758	437,575
6.50%, 05/01/2040	52,886	59,956
Government National Mortgage Association, Interest Only STRIPS 0.79% (C), 02/16/2053	207,903	9,477

Total U.S. Government Agency Obligations (Cost $9,729,346)		9,709,689

U.S. GOVERNMENT OBLIGATIONS - 8.1%
U.S. Treasury - 7.2%
U.S. Treasury Bond 2.25%, 08/15/2046	436,000	382,266
2.50%, 02/15/2045 - 05/15/2046	830,000	770,435
2.75%, 08/15/2042	690,500	680,628
2.88%, 08/15/2045	166,000	166,253
3.00%, 05/15/2042	139,000	143,420
3.50%, 02/15/2039	293,000	329,911
3.63%, 02/15/2044	1,276,300	1,462,161
4.50%, 02/15/2036	596,000	763,043
4.75%, 02/15/2037	658,000	870,154
5.25%, 02/15/2029	467,000	598,599
U.S. Treasury Note 1.00%, 11/30/2019	641,400	633,407
1.13%, 06/30/2021 - 09/30/2021	494,000	481,028
1.25%, 11/30/2018	721,300	719,243
1.50%, 08/15/2026	64,000	59,735
1.63%, 03/31/2019 - 05/15/2026	1,068,000	1,052,214
1.75%, 11/30/2021	280,000	278,261
1.88%, 11/30/2021	155,000	154,897
2.00%, 12/31/2021 - 02/15/2025	507,000	501,564
2.25%, 11/15/2024	225,400	225,594
2.50%, 08/15/2023 - 05/15/2024	276,300	281,854

		10,554,667

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond 1.75%, 01/15/2028	84,372	94,304
2.50%, 01/15/2029	311,816	375,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	$ 906,945	$ 924,027

		1,393,931

Total U.S. Government Obligations (Cost $12,094,910)		11,948,598

COMMERCIAL PAPER - 4.4%
Banks - 1.8%
Abbey National Treasury Services PLC 1.29% (K), 11/20/2017	550,000	549,631
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.32% (K), 12/13/2017	600,000	599,090
Macquarie Bank, Ltd. 1.42% (K), 01/08/2018	600,000	598,425
Skandinaviska Enskilda Banken AB 1.30% (K), 12/19/2017	350,000	349,403
Sumitomo Mitsui Banking Corp. 1.32% (K), 11/08/2017	600,000	599,848

		2,696,397

Diversified Financial Services - 2.0%
Alpine Securitization. Ltd. 1.32% (K), 11/01/2017	350,000	350,000
Anglesea Funding PLC 1.32% (K), 12/14/2017	850,000	848,680
Atlantic Asset Securitization LLC 1.32% (K), 11/21/2017	250,000	249,819
Gotham Funding Corp. 1.33% (K), 11/06/2017	600,000	599,891
Kells Funding LLC 1.32% (K), 11/09/2017	600,000	599,827

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
NIEUW Amsterdam Receivable 1.37% (K), 01/03/2018	$ 250,000	$ 249,409

		2,897,626

Machinery - 0.4%
Caterpillar Finance Service Co. 1.32% (K), 12/13/2017	550,000	549,166

Software - 0.2%
Manhattan Asset Funding Co. LLC 1.29% (K), 12/18/2017	350,000	349,420

Total Commercial Paper (Cost $6,492,609)		6,492,609

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bill 1.00% (K), 11/16/2017	30,000	29,988
1.04% (K), 01/04/2018	150,000	149,944
1.05% (K), 11/16/2017 - 01/04/2018	1,200,000	1,199,111
1.06% (K), 01/04/2018	110,000	109,797
1.12% (K), 03/01/2018 (L)	43,676	43,506
1.13% (K), 03/01/2018 (L)	30,000	29,883
2.07% (K), 03/01/2018 (L)	71,324	71,046

Total Short-Term U.S. Government Obligations (Cost $1,632,736)		1,633,275

Total Investments (Cost $151,594,594)		153,827,598
Net Other Assets (Liabilities) - (4.4)%		(6,487,657)

Net Assets - 100.0%		$ 147,339,941

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	5	12/15/2017	$638,998	$643,188	$4,190	$—

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Common Stocks	$87,815,195	$—	$—	$87,815,195
Preferred Stocks	321,791	—	—	321,791
Asset-Backed Securities	—	4,602,149	—	4,602,149
Corporate Debt Securities	—	24,380,074	0	24,380,074
Foreign Government Obligations	—	712,400	—	712,400
Mortgage-Backed Securities	—	5,764,763	—	5,764,763
Municipal Government Obligations	—	447,055	—	447,055
U.S. Government Agency Obligations	—	9,709,689	—	9,709,689
U.S. Government Obligations	—	11,948,598	—	11,948,598

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
Commercial Paper	$—	$6,492,609	$—	$6,492,609
Short-Term U.S. Government Obligations	—	1,633,275	—	1,633,275

Total Investments	$88,136,986	$65,690,612	$0	$153,827,598

Other Financial Instruments
Futures Contracts (N)	$4,190	$—	$—	$4,190

Total Other Financial Instruments	$4,190	$—	$—	$4,190

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $15,184,853, representing 10.3% of the Fund’s net assets.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, total value of securities is $200,000, representing 0.1% of the Fund’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Illiquid security. At October 31, 2017, the value of such securities amounted to $0 or less than 0.1% of the Fund’s net assets.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Security deemed worthless.
(K)	Rates disclosed reflect the yields at October 31, 2017.
(L)	All or a portion of these securities have been segregated by the broker as collateral to cover margin requirements for open futures contracts. The total value of such securities is $144,436.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(O)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

Following the November 2016 U.S. presidential election, investors expected less accommodative U.S. monetary policy and pro-business reform. These expectations drove the U.S. dollar and equities higher and weighed on many fixed income assets as the U.S. Treasury yield curve steepened. The U.S. Federal Reserve (“Fed”) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the U.S. dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period. There was a shift up in the U.S. Treasury yield curve during the 12-month period ended October 31, 2017. However, much of the rise in longer-maturity yields took place shortly after the U.S. presidential election while the two-year yield rose steadily over the entire period. Longer-term U.S. Treasury yields declined from the start of 2017 until early September 2017, when expectations for new and expansionary U.S. fiscal policy and inflation began to rise.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Bond Class I2 returned 6.13%. By comparison, its benchmark, the Bloomberg Barclays US Government/Credit Bond Index, returned 1.05%.

STRATEGY REVIEW

The Fund’s performance was primarily due to security selection and sector allocation. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector. Exposure to high yield securities, particularly industrial and financial issues, helped buoy performance. Within high yield industrials, securities in the pharmaceutical, technology, basic industry and energy industries were among the largest contributors, while selected banking and finance company names boosted the financials space. Investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries. The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. Investment grade industrial and financial issues proved beneficial to absolute and relative returns, primarily due to banking, telecom, technology and basic industry holdings. A meaningful underweight to U.S. Treasuries aided performance as investors preferred riskier assets during the period.

After hitting a 14-year high during the fourth quarter of 2016, the U.S. dollar steadily weakened through the rest of the period as risk appetite remained strong, and fears about China’s economy and the potential for a U.S. trade war waned. Many developed and emerging market currencies rallied versus the U.S. dollar and unhedged returns were broadly positive. Out-of-benchmark exposure to non-U.S.-dollar denominated holdings benefited excess return. Selections denominated in the Indian rupee, Mexican peso, Norwegian krone and Argentine peso drove performance within the space. However, small allocations to Canadian dollar and Turkish lira denominated positions limited the extent of outperformance. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming U.S. administration and geopolitics. As sentiment shifted in 2017, emerging market bonds rallied and the asset class posted broadly positive returns for the full period. The sector benefited from the weakening U.S. dollar, a rebound in corporate profits, and improving emerging market gross domestic product (“GDP”) growth. Convertible holdings generated positive absolute and relative returns, largely due to the energy and healthcare industries. Conversely, equity holdings dragged.

Fund positioning reflects our outlook for stable economic growth and inflation. U.S. and global GDP growth have been steadily improving, and U.S. inflation indicators have been below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. At this stage of the credit cycle, we have been focusing on undervalued issues and looking for areas where we can move up in quality. We have been taking a highly selective approach to non-U.S. exposure. We have been primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and deducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into the final quarter of 2017, in our view.

Mathew J. Eagan, CFA

Daniel J. Fuss, CFA

Elaine M. Stokes

Brian P. Kennedy

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

Transamerica Bond Fund Characteristics	Years
Average Maturity §	7.35
Duration †	5.30

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.0%
AAA	5.7
AA	1.8
A	9.4
BBB	49.4
BB	15.2
B	6.7
CCC and Below	1.8
Not Rated	13.4
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	6.13%	4.95%	7.15%	01/03/2007
Bloomberg Barclays US Government/Credit Bond Index (A)	1.05%	2.05%	4.26%
Class R6 (NAV)	6.02%	N/A	4.26%	05/29/2015

(A) The Bloomberg Barclays US Government/Credit Bond Index is comprised of U.S. Treasuries, government-related issues, and corporates.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Bond funds risks include credit risk, inflation risk, interest rate risk, and also foreign securities and mortgage backed securities risk. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 10.8%
Cayman Islands - 1.2%
AIM Aviation Finance, Ltd. Series 2015-1A, Class A1, 4.21% (A), 02/15/2040 (B)	$ 2,493,333	$ 2,501,473

United States - 9.6%
American Homes 4 Rent Series 2015-SFR1, Class F, 5.89%, 04/17/2052 (B)	184,000	198,443
American Homes 4 Rent Trust Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (B)	100,000	111,648
Bayview Opportunity Master Fund IIIa Trust Series 2017-RN7, Class A1, 3.10% (A), 09/28/2032 (B)	306,188	306,343
Bayview Opportunity Master Fund IIIb Trust Series 2017-RN3, Class A1, 3.23% (A), 05/28/2032 (B)	99,431	99,533
Bayview Opportunity Master Fund IVb Trust
Series 2017-NPL2, Class A1,
2.98% (A), 10/28/2032 (B)	320,000	320,000
Series 2017-RN1, Class A1,
3.60% (A), 02/28/2032 (B)	97,777	98,003
Blackbird Capital Aircraft Lease Securitization, Ltd. Series 2016-1A, Class A, 4.21% (A), 12/16/2041 (B)	433,672	448,979
CAM Mortgage Trust
Series 2016-1, Class A,
4.00% (A), 01/15/2056 (B)	17,183	17,207
Series 2016-2, Class A1,
3.25% (A), 06/15/2057 (B)	39,322	39,351
Citibank Credit Card Issuance Trust Series 2017-A3, Class A3, 1.92%, 04/07/2022	1,200,000	1,198,245
Coinstar Funding LLC Series 2017-1A, Class A2, 5.22%, 04/25/2047 (B)	253,725	263,690
Colony American Homes Series 2015-1A, Class E, 1-Month LIBOR + 3.00%, 4.24% (A), 07/17/2032 (B)	375,000	379,604
CPS Auto Receivables Trust
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	1,030,000	1,055,301
Series 2016-C, Class D,
5.92%, 06/15/2022 (B)	825,000	869,752
Credit Acceptance Auto Loan Trust Series 2017-3A, Class C, 3.48%, 10/15/2026 (B)	270,000	269,957
CWABS Asset-Backed Certificates Trust Series 2004-13, Class AF5B, 5.60% (A), 05/25/2035	362,989	368,601
DB Master Finance LLC Series 2017-1A, Class A2II, 4.03%, 11/20/2047 (B)	180,000	181,364

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
DT Auto Owner Trust
Series 2016-1A, Class D,
4.66%, 12/15/2022 (B)	$ 250,000	$ 255,780
Series 2017-1A, Class D,
3.55%, 11/15/2022 (B)	550,000	550,131
First Investors Auto Owner Trust
Series 2014-3A, Class D,
3.85%, 02/15/2022 (B)	725,000	732,721
Series 2016-2A, Class D,
3.35%, 11/15/2022 (B)	200,000	199,175
Five Guys Funding LLC Series 2017-1A, Class A2, 4.60%, 07/25/2047 (B)	159,600	163,129
Flagship Credit Auto Trust Series 2015-1, Class C, 3.76%, 06/15/2021 (B)	1,400,000	1,420,995
GCAT LLC Series 2017-5, Class A1, 3.23% (A), 07/25/2047 (B)	135,137	135,767
Invitation Homes Trust Series 2015-SFR3, Class E, 1-Month LIBOR + 3.75%, 4.99% (A), 08/17/2032 (B)	345,000	351,903
Merlin Aviation Holdings DAC Series 2016-1, Class A, 4.50% (A), 12/15/2032 (B)	411,795	415,254
NYMT Residential Series 2016-RP1A, Class A, 4.00% (A), 03/25/2021 (B)	124,698	125,054
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A1,
3.00% (A), 06/25/2057 (B)	178,146	178,114
Series 2017-NPL2, Class A1,
3.00% (A), 07/25/2057 (B)	253,369	253,283
OneMain Financial Issuance Trust
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	1,015,000	1,014,493
Series 2015-3A, Class B,
4.16%, 11/20/2028 (B)	980,000	996,225
Series 2017-1A, Class C,
3.35%, 09/14/2032 (B)	335,000	332,335
OSAT Trust Series 2016-NPL1, Class A1, 3.75% (A), 07/25/2056 (B)	167,192	168,524
Progress Residential Trust Series 2017-SFR1, Class D, 3.57%, 08/17/2034 (B)	100,000	99,964
PRPM LLC Series 2017-2A, Class A1, 3.50% (A), 09/25/2022 (B)	518,722	517,799
RCO Mortgage LLC Series 2017-1, Class A1, 3.38% (A), 08/25/2022 (B)	570,134	572,661
SLM Private Credit Student Loan Trust Series 2003-B, Class A3, 28 day AUR, 3.79% (A), 03/15/2033	1,050,000	1,045,558

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
SoFi Professional Loan Program LLC
Series 2015-D, Class B,
3.59%, 10/26/2037 (B)	$ 1,047,091	$ 1,050,408
Series 2016-C, Class B,
3.35% (A), 05/25/2037 (B)	240,000	238,270
Series 2016-E, Class B,
3.44% (A), 07/25/2040 (B)	445,000	443,668
Series 2017-E, Class C,
4.16%, 11/26/2040 (B)	135,000	134,456
TAL Advantage V LLC Series 2014-3A, Class A, 3.27%, 11/21/2039 (B)	1,005,833	998,052
VOLT LV LLC Series 2017-NPL2, Class A1, 3.50% (A), 03/25/2047 (B)	223,378	224,948
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50% (A), 03/25/2047 (B)	522,261	526,121
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (A), 04/25/2047 (B)	184,243	185,482
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13% (A), 06/25/2047 (B)	145,017	145,423
VOLT LXIII LLC Series 2017-NP10, Class A1, 3.00% (A), 10/25/2047 (B)	195,000	195,000
VOLT XIX LLC Series 2014-NP11, Class A1, 3.88% (A), 04/25/2055 (B)	16,237	16,239
VOLT XXII LLC
Series 2015-NPL4, Class A1,
3.50% (A), 02/25/2055 (B)	125,164	125,531
Series 2015-NPL4, Class A2,
4.25% (A), 02/25/2055 (B)	99,692	99,630

		20,138,114

Total Asset-Backed Securities (Cost $22,378,922)		22,639,587

CONVERTIBLE BONDS - 5.2%
Bermuda - 0.3%
Horizon Pharma Investment, Ltd. 2.50%, 03/15/2022	580,000	530,700

United States - 4.9%
BioMarin Pharmaceutical, Inc. 1.50%, 10/15/2020 (C)	931,000	1,056,103
Chesapeake Energy Corp. 5.50%, 09/15/2026 (B)	660,000	584,513
DISH Network Corp. 2.38%, 03/15/2024 (B)	1,090,000	1,047,081
Echo Global Logistics, Inc. 2.50%, 05/01/2020 (C)	215,000	212,850
Evolent Health, Inc. 2.00%, 12/01/2021 (B)	450,000	480,094
Finisar Corp. 0.50%, 12/15/2036 (B) (C)	1,535,000	1,465,925
Greenbrier Cos., Inc. 2.88%, 02/01/2024 (B)	480,000	561,300

	Principal	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Hercules Capital, Inc. 4.38%, 02/01/2022 (B)	$ 50,000	$ 51,094
Intercept Pharmaceuticals, Inc. 3.25%, 07/01/2023	565,000	441,053
iStar, Inc. 3.13%, 09/15/2022 (B)	320,000	324,800
Macquarie Infrastructure Corp. 2.00%, 10/01/2023	1,080,000	1,035,450
Nabors Industries, Inc. 0.75%, 01/15/2024 (B) (C)	920,000	678,500
Neurocrine Biosciences, Inc. 2.25%, 05/15/2024 (B) (C)	525,000	601,453
Nuance Communications, Inc. 1.25%, 04/01/2025 (B)	395,000	370,559
PDC Energy, Inc. 1.13%, 09/15/2021	235,000	229,419
SM Energy Co. 1.50%, 07/01/2021	75,000	71,953
Teladoc, Inc. 3.00%, 12/15/2022 (B)	490,000	527,056
Verint Systems, Inc. 1.50%, 06/01/2021	535,000	523,966

		10,263,169

Total Convertible Bonds (Cost $11,132,993)		10,793,869

CORPORATE DEBT SECURITIES - 65.7%
Argentina - 0.7%
Banco Hipotecario SA BADLARPP + 2.50%, 23.71% (A), 01/12/2020 (B)	ARS 8,446,000	476,337
YPF SA 6.95%, 07/21/2027 (B) (C)	$ 505,000	541,360
BADLARPP + 4.00%, 25.46% (A), 07/07/2020 (B)	400,000	388,000

		1,405,697

Austria - 0.5%
BRF GmbH 4.35%, 09/29/2026 (B) (C)	665,000	654,559
OGX Austria GmbH
8.38%, 04/01/2022 (B) (D) (E)	6,100,000	610
8.50%, 06/01/2018 (B) (D) (E)	600,000	6
Suzano Austria GMBH 5.75%, 07/14/2026 (B)	285,000	306,945

		962,120

Bermuda - 0.4%
Aircastle, Ltd. 4.13%, 05/01/2024	495,000	506,137
Sirius International Group, Ltd. 4.60%, 11/01/2026 (B)	330,000	322,872

		829,009

Canada - 1.5%
1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025 (B)	755,000	769,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Baytex Energy Corp. 5.13%, 06/01/2021 (B)	$ 20,000	$ 18,950
5.63%, 06/01/2024 (B)	290,000	269,700
Canadian Natural Resources, Ltd. 3.85%, 06/01/2027	300,000	306,298
6.25%, 03/15/2038	570,000	704,661
MEG Energy Corp. 6.38%, 01/30/2023 (B)	555,000	507,825
6.50%, 01/15/2025 (B)	130,000	129,350
Methanex Corp. 4.25%, 12/01/2024	120,000	121,537
Valeant Pharmaceuticals International, Inc. 5.50%, 03/01/2023 (B)	270,000	226,800

		3,054,277

Chile - 0.6%
Cencosud SA 4.38%, 07/17/2027 (B)	700,000	698,250
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	460,737	467,072

		1,165,322

Colombia - 0.5%
Ecopetrol SA 5.88%, 05/28/2045	1,025,000	1,017,312

Finland - 0.1%
Nokia OYJ 3.38%, 06/12/2022	60,000	59,775
4.38%, 06/12/2027	105,000	105,000

		164,775

France - 1.6%
Credit Agricole SA 4.38%, 03/17/2025 (B) (C)	2,035,000	2,129,965
Societe Generale SA 4.25%, 04/14/2025 (B)	1,115,000	1,144,967

		3,274,932

Italy - 1.3%
Enel SpA Fixed until 09/24/2023, 8.75% (A), 09/24/2073 (B)	1,208,000	1,491,880
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (B)	1,200,000	1,227,950

		2,719,830

Luxembourg - 0.8%
Cosan Luxembourg SA 7.00%, 01/20/2027 (B)	530,000	574,520
7.00%, 01/20/2027 (F)	200,000	216,800
Klabin Finance SA 4.88%, 09/19/2027 (B)	515,000	511,910
Millicom International Cellular SA 5.13%, 01/15/2028 (B)	200,000	201,020
Raizen Fuels Finance SA 5.30%, 01/20/2027 (B)	200,000	211,500

		1,715,750

Mexico - 2.6%
America Movil SAB de CV 8.46%, 12/18/2036	MXN 47,400,000	2,229,258

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
Cemex SAB de CV 7.75%, 04/16/2026 (B)	$ 1,060,000	$ 1,200,556
Mexichem SAB de CV 4.00%, 10/04/2027 (B) (C)	260,000	259,870
Petroleos Mexicanos 7.47%, 11/12/2026	MXN 22,025,500	1,020,452
Unifin Financiera SAB de CV SOFOM ENR 7.25%, 09/27/2023 (B)	$ 655,000	686,112

		5,396,248

Multi-National - 0.5%
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (B)	945,000	916,650
7.25%, 06/01/2021 (B)	60,000	61,169

		977,819

Netherlands - 3.1%
Embraer Netherlands Finance BV 5.05%, 06/15/2025	720,000	759,600
5.40%, 02/01/2027	490,000	525,035
Koninklijke Ahold Delhaize NV 5.70%, 10/01/2040	1,395,000	1,606,009
Minejesa Capital BV 4.63%, 08/10/2030 (B)	290,000	296,308
Petrobras Global Finance BV 5.63%, 05/20/2043	190,000	170,810
6.25%, 03/17/2024	790,000	847,156
6.75%, 01/27/2041	1,480,000	1,491,100
6.88%, 01/20/2040	730,000	743,688
7.25%, 03/17/2044	130,000	136,338

		6,576,044

Norway - 0.2%
Aker BP ASA 6.00%, 07/01/2022 (B)	400,000	420,000

Spain - 0.3%
Santander Issuances SAU 5.18%, 11/19/2025	600,000	648,842

United Kingdom - 1.7%
Barclays PLC 4.38%, 09/11/2024	1,415,000	1,458,361
4.84%, 05/09/2028	690,000	719,785
5.20%, 05/12/2026	410,000	439,753
Standard Chartered PLC 4.30%, 02/19/2027 (B) (C)	1,015,000	1,032,954

		3,650,853

United States - 49.1%
American Airlines Pass-Through Trust 3.70%, 11/01/2024 - 04/15/2027	1,554,510	1,558,339
3.75%, 04/15/2027	725,000	727,302
4.38%, 04/01/2024	623,462	641,044
4.95%, 08/15/2026	235,000	247,925
Andeavor 4.75%, 12/15/2023 (B)	440,000	475,897
5.13%, 12/15/2026 (B)	545,000	603,841
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	110,000	118,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AT&T, Inc. 4.35%, 06/15/2045	$ 85,000	$ 75,904
4.50%, 03/09/2048	1,050,000	953,050
4.75%, 05/15/2046	195,000	183,939
5.25%, 03/01/2037	2,160,000	2,259,415
Aviation Capital Group LLC 3.50%, 11/01/2027 (B)	615,000	607,002
Avnet, Inc. 4.63%, 04/15/2026	1,075,000	1,121,159
Bank of America Corp. 3.95%, 04/21/2025, MTN	1,880,000	1,937,537
4.25%, 10/22/2026, MTN	1,599,000	1,678,872
Brixmor Operating Partnership, LP 3.25%, 09/15/2023	160,000	157,703
3.65%, 06/15/2024	490,000	487,688
4.13%, 06/15/2026	400,000	404,993
Bruce Mansfield Pass-Through Trust 6.85%, 06/01/2034 (E) (G)	1,443,139	624,158
CBRE Services, Inc. 4.88%, 03/01/2026	1,625,000	1,754,048
CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2023 (B)	1,070,000	1,115,475
Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	1,110,000	1,270,979
Chesapeake Energy Corp. 4.88%, 04/15/2022 (C)	260,000	240,500
5.75%, 03/15/2023	35,000	31,938
Cimarex Energy Co. 4.38%, 06/01/2024	335,000	357,082
Concho Resources, Inc. 3.75%, 10/01/2027	405,000	409,396
Continental Airlines Pass-Through Trust 5.50%, 04/29/2022	533,693	559,044
6.90%, 10/19/2023	82,864	87,736
Continental Resources, Inc. 3.80%, 06/01/2024 (C)	1,250,000	1,214,062
Cox Communications, Inc. 3.85%, 02/01/2025 (B) (C)	1,685,000	1,723,531
4.50%, 06/30/2043 (B)	120,000	111,162
4.80%, 02/01/2035 (B)	400,000	401,623
CVS Pass-Through Trust 4.70%, 01/10/2036 (B)	2,515,456	2,652,046
DDR Corp. 3.90%, 08/15/2024	300,000	302,532
4.70%, 06/01/2027 (C)	805,000	836,086
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	2,095,000	2,334,614
8.35%, 07/15/2046 (B)	815,000	1,056,135
Dillard’s, Inc. 7.00%, 12/01/2028	25,000	27,649
Discovery Communications LLC 3.95%, 03/20/2028	580,000	575,252
5.00%, 09/20/2037	260,000	268,048
Energy Transfer, LP 4.05%, 03/15/2025	1,710,000	1,738,885

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
EnLink Midstream Partners, LP 4.15%, 06/01/2025	$ 350,000	$ 355,165
4.40%, 04/01/2024	105,000	108,863
5.45%, 06/01/2047	1,115,000	1,157,215
Equifax, Inc. 3.25%, 06/01/2026	445,000	419,580
Express Scripts Holding Co. 3.40%, 03/01/2027	530,000	520,586
Ford Motor Credit Co. LLC 4.39%, 01/08/2026, MTN	1,070,000	1,119,811
Forethought Financial Group, Inc. 8.63%, 04/15/2021 (B) (E)	705,000	803,397
Freeport-McMoRan, Inc. 4.55%, 11/14/2024	370,000	369,264
General Electric Co. Fixed until 01/21/2021, 5.00% (A), 01/21/2021 (H)	315,000	328,781
General Motors Financial Co., Inc. 5.25%, 03/01/2026	2,935,000	3,206,292
Glencore Funding LLC 3.88%, 10/27/2027 (B)	375,000	371,985
4.63%, 04/29/2024 (B)	1,105,000	1,177,165
Halcon Resources Corp. 6.75%, 02/15/2025 (B)	133,000	135,993
HCA, Inc. 4.50%, 02/15/2027	270,000	272,363
5.25%, 04/15/2025 - 06/15/2026	845,000	899,550
7.05%, 12/01/2027	180,000	198,900
7.58%, 09/15/2025, MTN	1,020,000	1,165,350
7.69%, 06/15/2025	340,000	385,900
7.75%, 07/15/2036, MTN	125,000	140,625
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	1,580,000	1,679,931
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.63%, 04/01/2025	465,000	479,531
4.88%, 04/01/2027	430,000	451,500
Hospitality Properties Trust 3.95%, 01/15/2028	665,000	652,523
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 5.88%, 02/01/2022	515,000	532,062
IFM US Colonial Pipeline 2 LLC 6.45%, 05/01/2021 (B)	2,300,000	2,529,565
INVISTA Finance LLC 4.25%, 10/15/2019 (B)	3,725,000	3,836,750
Jabil, Inc. 4.70%, 09/15/2022	1,090,000	1,160,087
Jefferies Group LLC 6.25%, 01/15/2036	1,635,000	1,822,311
JPMorgan Chase & Co. 4.25%, 10/01/2027	2,475,000	2,615,308
Keysight Technologies, Inc. 4.55%, 10/30/2024	1,085,000	1,149,816
Kinder Morgan, Inc. 4.30%, 06/01/2025	1,630,000	1,713,151
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.88%, 08/01/2021 (B)	695,000	717,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
LafargeHolcim Finance US LLC 3.50%, 09/22/2026 (B)	$ 200,000	$ 199,119
Level 3 Financing, Inc. 5.38%, 08/15/2022	65,000	66,968
Mackinaw Power LLC 6.30%, 10/31/2023 (B) (E)	623,726	656,816
Masco Corp. 6.50%, 08/15/2032	895,000	1,110,025
7.75%, 08/01/2029	194,000	256,749
Morgan Stanley 3.63%, 01/20/2027	1,885,000	1,919,417
4.35%, 09/08/2026, MTN	3,175,000	3,328,118
New York Life Global Funding 1.50%, 10/24/2019 (B)	2,220,000	2,199,235
Newfield Exploration Co. 5.38%, 01/01/2026	605,000	642,813
5.63%, 07/01/2024	525,000	567,656
NGPL PipeCo LLC 4.38%, 08/15/2022 (B)	195,000	200,606
4.88%, 08/15/2027 (B)	325,000	336,375
Nuance Communications, Inc. 1.00%, 12/15/2035	735,000	674,822
Oasis Petroleum, Inc. 6.88%, 03/15/2022	265,000	271,625
Old Republic International Corp. 3.88%, 08/26/2026	855,000	866,624
4.88%, 10/01/2024	800,000	858,371
Owens Corning 7.00%, 12/01/2036	409,000	534,446
PepsiCo, Inc. 1.35%, 10/04/2019	2,215,000	2,198,903
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (B)	300,000	312,000
QEP Resources, Inc. 5.25%, 05/01/2023 (C)	213,000	210,338
Quicken Loans, Inc. 5.75%, 05/01/2025 (B)	1,125,000	1,192,500
Retail Opportunity Investments Partnership, LP 4.00%, 12/15/2024	1,980,000	1,926,459
Rice Energy, Inc. 6.25%, 05/01/2022	430,000	449,952
Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	1,000,000	1,111,158
5.88%, 06/30/2026	515,000	582,633
SM Energy Co. 5.00%, 01/15/2024	450,000	429,750
5.63%, 06/01/2025 (C)	205,000	199,363
Smithfield Foods, Inc. 4.25%, 02/01/2027 (B)	340,000	352,687
Solvay Finance America LLC 4.45%, 12/03/2025 (B)	400,000	429,493
Southwestern Energy Co. 4.10%, 03/15/2022 (C)	625,000	614,063
Spirit AeroSystems, Inc. 3.85%, 06/15/2026	155,000	157,294

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Sunoco Logistics Partners Operations, LP 4.00%, 10/01/2027	$ 895,000	$ 890,230
Tenet Healthcare Corp. 5.13%, 05/01/2025 (B)	470,000	457,663
7.50%, 01/01/2022 (B)	145,000	152,613
Time Warner Cable LLC 4.50%, 09/15/2042	590,000	543,316
5.50%, 09/01/2041	1,080,000	1,134,941
UAL Pass-Through Trust 6.64%, 01/02/2024	1,837,892	1,998,707
United Airlines Pass-Through Trust 3.65%, 04/07/2027 - 07/07/2027 (I)	755,000	755,920
Universal Health Services, Inc. 4.75%, 08/01/2022 (B)	440,000	452,100
5.00%, 06/01/2026 (B)	555,000	588,300
Viacom, Inc. 4.38%, 03/15/2043	1,170,000	995,116
4.85%, 12/15/2034	64,000	59,673
5.85%, 09/01/2043	285,000	288,675
Fixed until 06/28/2027, 6.25% (A), 02/28/2057 (C)	65,000	64,220
Weyerhaeuser Co. 6.88%, 12/15/2033	1,330,000	1,743,427
Whiting Petroleum Corp. 5.75%, 03/15/2021 (C)	610,000	614,575
Williams Partners, LP / ACMP Finance Corp. 4.88%, 03/15/2024	645,000	676,405

		102,681,007

Virgin Islands, British - 0.2%
Gerdau Trade, Inc. 4.88%, 10/24/2027 (B)	520,000	521,690

Total Corporate Debt Securities (Cost $138,355,765)		137,181,527

FOREIGN GOVERNMENT OBLIGATIONS - 4.8%
Argentina - 1.0%
Argentina POM Politica Monetaria ARPP7DR, 26.25% (A), 06/21/2020	ARS 18,825,000	1,144,294
Provincia de Buenos Aires 6.50%, 02/15/2023 (B)	$ 410,000	434,436
7.88%, 06/15/2027 (B)	400,000	443,400
BADLARPP + 3.83%, 25.83% (A), 05/31/2022	ARS 1,275,000	73,778

		2,095,908

Malaysia - 1.0%
Malaysia Government Bond 3.44%, 02/15/2021	MYR 8,865,000	2,092,065

Mexico - 0.8%
Mexico Bonos
Series M,
5.75%, 03/05/2026	MXN 16,033,100	759,433
6.50%, 06/10/2021	16,341,800	837,285

		1,596,718

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational - 2.0%
Africa Finance Corp. 3.88%, 04/13/2024 (B)	$ 260,000	$ 262,925
European Investment Bank 8.75%, 09/18/2021, MTN (F)	TRY 8,165,000	1,987,778
International Bank for Reconstruction & Development 4.25%, 06/20/2019	COP 6,190,000,000	1,988,561

		4,239,264

Total Foreign Government Obligations (Cost $10,664,806)		10,023,955

LOAN ASSIGNMENTS - 1.1%
United States - 1.1%
Chemours Co. Term Loan B, 1-Month LIBOR + 2.50%, 3.75% (A), 05/12/2022	$ 666,135	671,963
Chesapeake Energy Corp. Term Loan, 3-Month LIBOR + 7.50%, 8.81% (A), 08/23/2021	1,556,305	1,668,359

Total Loan Assignments (Cost $2,222,440)		2,340,322

MORTGAGE-BACKED SECURITIES - 5.2%
United States - 5.2%
Alternative Loan Trust
Series 2003-22CB, Class 1A1,
5.75%, 12/25/2033	293,649	301,084
Series 2003-9T1, Class A7,
5.50%, 07/25/2033	447,893	455,591
Series 2004-16CB, Class 1A1,
5.50%, 07/25/2034	182,341	187,192
Series 2004-16CB, Class 3A1,
5.50%, 08/25/2034	215,948	221,396
Series 2004-J3, Class 1A1,
5.50%, 04/25/2034	399,604	405,451
Banc of America Funding Trust Series 2005-7, Class 3A1, 5.75%, 11/25/2035	527,802	554,690
COMM Mortgage Trust Series 2016-SAVA, Class C, 1-Month LIBOR + 3.00%, 4.24% (A), 10/15/2034 (B)	670,000	672,939
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 4A4, 5.75%, 11/25/2033	108,482	111,842
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	100,000	96,059
GMACM Mortgage Loan Trust Series 2005-AR4, Class 3A1, 4.00% (A), 07/19/2035	570,102	551,953
GS Mortgage Securities Trust Series 2007-GG10, Class AM, 5.94% (A), 08/10/2045	375,964	382,545

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2005-16IP, Class A1, 1-Month LIBOR + 0.64%, 1.88% (A), 07/25/2045	$ 166,283	$ 160,120
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C1, Class C, 6.19% (A), 06/15/2043 (B) (E)	1,211,000	1,207,814
JPMorgan Mortgage Trust Series 2005-A1, Class 6T1, 3.68% (A), 02/25/2035	349,984	346,805
MASTR Alternative Loan Trust
Series 2003-9, Class 4A1,
5.25%, 11/25/2033	349,773	361,391
Series 2004-5, Class 2A1,
6.00%, 06/25/2034	411,034	425,610
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-20, Class 8A7, 5.75%, 11/25/2034	671,997	679,363
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D, 5.05% (A), 05/10/2063 (B)	345,000	344,382
WFRBS Commercial Mortgage Trust
Series 2011-C2, Class D,
5.65% (A), 02/15/2044 (B)	635,000	643,349
Series 2012-C7, Class E,
4.83% (A), 06/15/2045 (B)	840,000	703,205
Working Cap Solutions Funding LLC Series 2016-1, Class TSTC, 7.71%, 08/31/2018 (E)	2,000,000	2,000,000

Total Mortgage-Backed Securities (Cost $10,866,041)		10,812,781

U.S. GOVERNMENT AGENCY OBLIGATION - 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 1-Month LIBOR + 3.30%, 4.54% (A), 10/25/2027	1,000,000	1,112,885

Total U.S. Government Agency Obligation (Cost $951,601)		1,112,885

U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury - 0.5%
U.S. Treasury Note 1.25%, 06/30/2019	1,045,000	1,039,571

Total U.S. Government Obligation (Cost $1,042,959)		1,039,571

	Shares	Value
COMMON STOCKS - 1.5%
Brazil - 0.0% (J)
Dommo Energia SA, ADR (K)	106,674	32,002

Colombia - 0.2%
Frontera Energy Corp. (K)	15,581	464,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States - 1.3%
Bristol-Myers Squibb Co.	16,527	$ 1,019,055
Whiting Petroleum Corp. (C) (K)	270,591	1,626,252

		2,645,307

Total Common Stocks (Cost $5,528,580)		3,142,287

CONVERTIBLE PREFERRED STOCKS - 1.0%
Bermuda - 0.3%
Bunge, Ltd. 4.88%	7,129	742,842

United States - 0.7%
Chesapeake Energy Corp. 5.75%	1,385	831,000
Wells Fargo & Co. Series L, Class A, 7.50%	432	565,920

		1,396,920

Total Convertible Preferred Stocks (Cost $1,933,113)		2,139,762

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (L)	10,161,419	$ 10,161,419

Total Securities Lending Collateral (Cost $10,161,419)		10,161,419

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp., 0.12% (L), dated 10/31/2017, to be repurchased at $6,755,828 on 11/01/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 12/31/2020, and with a value of $6,892,559.	$ 6,755,806	6,755,806

Total Repurchase Agreement (Cost $6,755,806)		6,755,806

Total Investments (Cost $221,994,445)		218,143,771
Net Other Assets (Liabilities) - (4.4)%		(9,185,244)

Net Assets - 100.0%		$ 208,958,527

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	15.7%	$34,212,257
Asset-Backed Securities	10.4	22,639,587
Banks	7.4	16,076,551
Mortgage-Backed Securities	5.0	10,812,781
Foreign Government Obligations	4.6	10,023,955
Media	4.4	9,599,092
Airlines	3.2	7,043,089
Equity Real Estate Investment Trusts	3.1	6,836,211
Health Care Providers & Services	2.6	5,761,006
Capital Markets	2.4	5,247,535
Technology Hardware, Storage & Peripherals	2.3	5,070,680
Insurance	2.3	5,050,499
Diversified Financial Services	2.3	5,001,666
Food & Staples Retailing	2.3	4,956,305
Consumer Finance	2.0	4,326,103
Textiles, Apparel & Luxury Goods	1.8	3,836,750
Diversified Telecommunication Services	1.6	3,539,276
Electronic Equipment, Instruments & Components	1.6	3,431,062
Food Products	1.4	3,039,907
Electric Utilities	1.1	2,445,004
Metals & Mining	1.1	2,440,104
Wireless Telecommunication Services	1.1	2,430,278
Beverages	1.0	2,198,903
Biotechnology	1.0	2,098,609
Building Products	0.9	1,901,220
Pharmaceuticals	0.8	1,776,555
Real Estate Management & Development	0.8	1,754,048
Hotels, Restaurants & Leisure	0.8	1,700,187
Communications Equipment	0.7	1,630,700
Software	0.7	1,569,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Chemicals	0.7%		$1,482,863
Aerospace & Defense	0.7		1,441,929
Construction Materials	0.6		1,399,675
U.S. Government Agency Obligation	0.5		1,112,885
U.S. Government Obligation	0.5		1,039,571
Transportation Infrastructure	0.5		1,035,450
Paper & Forest Products	0.4		818,855
Energy Equipment & Services	0.3		678,500
Independent Power & Renewable Electricity Producers	0.3		624,158
Road & Rail	0.3		607,002
Machinery	0.3		561,300
Trading Companies & Distributors	0.2		506,137
Health Care Technology	0.2		480,094
Professional Services	0.2		419,580
Industrial Conglomerates	0.1		328,781
Air Freight & Logistics	0.1		212,850
Multiline Retail	0.0	(J)	27,649

Investments, at Value	92.3		201,226,546
Short-Term Investments	7.7		16,917,225

Total Investments	100.0%		$218,143,771

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$22,639,587	$—	$22,639,587
Convertible Bonds	—	10,793,869	—	10,793,869
Corporate Debt Securities	—	137,181,527	—	137,181,527
Foreign Government Obligations	—	10,023,955	—	10,023,955
Loan Assignments	—	2,340,322	—	2,340,322
Mortgage-Backed Securities	—	10,812,781	—	10,812,781
U.S. Government Agency Obligation	—	1,112,885	—	1,112,885
U.S. Government Obligation	—	1,039,571	—	1,039,571
Common Stocks	3,142,287	—	—	3,142,287
Convertible Preferred Stocks	2,139,762	—	—	2,139,762
Securities Lending Collateral	10,161,419	—	—	10,161,419
Repurchase Agreement	—	6,755,806	—	6,755,806

Total Investments	$15,443,468	$202,700,303	$—	$218,143,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $77,911,083, representing 37.3% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,940,642. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2017, the total value of such securities is $616, representing less than 0.1% of the Fund net assets.
(E)	Illiquid security. At October 31, 2017, the value of such securities amounted to $5,292,801 or 2.5% of the Fund’s net assets.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $2,204,578, representing 1.1% of the Fund’s net assets.
(G)	Restricted security. At October 31, 2017, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/2034	07/10/2007 - 07/12/2007	$1,443,029	$624,158	0.3%

(H)	Perpetual maturity. The date displayed is the next call date.
(I)	When-issued, delayed-delivery and or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2017. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Non-income producing securities.
(L)	Rates disclosed reflect the yields at October 31, 2017.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
COP	Columbian Peso
MXN	Mexican Peso
MYR	Malaysian Ringgit
TRY	Turkish New Lira

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ARPP7DRR	Argentina Central Bank 7-Day Repo Reference Rate
AUR	Auction Rate Security
BADLARPP	Argentine Deposit Rates Badlar Private Banks 30-35 Days
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced over the year ended October 31, 2017, with information technology as the best performing sector in the Russell 1000® Growth Index. Energy was the only sector to post a decline and hence was the greatest relative underperformer. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Capital Growth Class A returned 34.66%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.71%.

STRATEGY REVIEW

The Fund outperformed its benchmark over this period due to favorable stock selection and sector allocation.

Health care was a major contributor to performance due to strong stock selection. Illumina, Inc., a leader in genetic testing and analysis, and surgical robotics maker Intuitive Surgical, Inc. were the top contributors in the sector and among the top contributors across the Fund. Both companies continued to execute well, and benefited from overall positive investor sentiment around new product launches which were announced in early 2017. Within health care, the strength in these and a diverse set of other holdings was partly offset by weakness in DexCom, Inc., a leading maker of continuous glucose monitoring devices that are used by diabetics. Its shares slumped on concerns of increasing competition following news that a competing device received approval from the U.S. Food and Drug Administration (“FDA”). While this may impede the company’s near-term sales growth, we continue to believe DexCom, Inc. is well positioned longer-term with a stronger platform given its system provides for higher accuracy rates and a lower start-up period, and also is eligible for Medicare reimbursement.

Consumer staples was another major contributor over this period, as the Fund benefited from little exposure to the sector.

Consumer discretionary and information technology were also material contributors, due to favorable stock selection and sector allocations. Electric car maker Tesla, Inc. was the top contributor among these areas and across the Fund. Strong unit deliveries, positive investor sentiment regarding the launch of its mass market electric car offering, the Model 3, as well as continued progress in the build out of its lithium-ion battery factory, all led to a strong rally in Tesla, Inc. shares for much of the period under review. The Fund’s position in Tesla, Inc. was eliminated in mid-2017 due to our assessment of the relative/risk reward profile. NVIDIA Corp., a leading producer of graphics processor units, and online retail and cloud computing leader Amazon.com, Inc. were also among the top contributors in these areas. We attribute the performance to solid fundamentals and strong execution. Within consumer discretionary, the strength in Amazon.com, Inc. and Tesla, Inc. was partly offset by weakness in luxury goods retailer Michael Kors Holdings, Ltd. and sportswear maker Under Armour, Inc.; both were among the Fund’s greatest detractors over this period due to weak fundamentals characterized by increasing promotional activity and slowing sales growth. Both positions were eliminated in early 2017 due to our assessment of the relative risk/reward prospects.

A lack of exposure to energy, real estate, and telecommunication services also aided relative results, to a lesser extent.

Financials was the top detractor in the Fund over this period, due to mixed stock selection. The Fund’s holding in index and ratings provider S&P Global, Inc. performed well; however, a lack of exposure to banks weighed on relative results. Banks as a group rallied post the U.S. election results in November 2017 due to expectations that regulatory burdens may diminish under the new administration. The industrials sector also weighed on relative performance due to a sector underweight position. Lastly, materials was a small detractor due to mixed stock selection, while utilities had a negligible impact on relative performance.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Securities Lending Collateral	6.0
Repurchase Agreement	4.9
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(6.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	27.23%	18.82%	15.67%		11/13/2009
Class A (NAV)	34.66%	20.16%	16.50%		11/13/2009
Russell 1000® Growth Index (A)	29.71%	16.83%	15.12%
Class B (POP)	28.36%	18.99%	15.55%		11/13/2009
Class B (NAV)	33.36%	19.09%	15.55%		11/13/2009
Class C (POP)	32.68%	19.36%	15.73%		11/13/2009
Class C (NAV)	33.68%	19.36%	15.73%		11/13/2009
Class I (NAV)	35.03%	20.57%	17.29%		11/30/2009
Class I2 (NAV)	35.14%	20.72%	19.09%		09/30/2011
Class T1 (POP)	N/A	N/A	20.03	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	23.11	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	38.67	%(B)	12/16/2016

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 7.3%
TransDigm Group, Inc.	109,165	$ 30,293,288
United Technologies Corp.	257,503	30,838,559

		61,131,847

Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (A)	53,497	6,518,075
Intrexon Corp. (A) (B)	84,806	1,386,578
Juno Therapeutics, Inc. (A)	95,676	4,296,809

		12,201,462

Capital Markets - 2.4%
S&P Global, Inc.	128,296	20,074,475

Construction Materials - 3.1%
Martin Marietta Materials, Inc.	59,628	12,930,332
Vulcan Materials Co.	103,056	12,547,068

		25,477,400

Diversified Financial Services - 3.6%
Berkshire Hathaway, Inc., Class B (A)	162,769	30,428,037

Health Care Equipment & Supplies - 4.3%
DexCom, Inc. (A) (B)	171,013	7,690,455
Intuitive Surgical, Inc. (A)	74,128	27,824,686

		35,515,141

Health Care Technology - 8.4%
athenahealth, Inc. (A) (B)	223,386	28,566,602
Veeva Systems, Inc., Class A (A)	679,729	41,422,685

		69,989,287

Hotels, Restaurants & Leisure - 4.8%
Starbucks Corp.	734,205	40,263,802

Internet & Direct Marketing Retail - 10.9%
Amazon.com, Inc. (A)	63,176	69,827,169
Priceline Group, Inc. (A)	10,885	20,811,685

		90,638,854

Internet Software & Services - 16.8%
Alibaba Group Holding, Ltd., ADR (A)	44,787	8,280,668
Alphabet, Inc., Class C (A)	49,279	50,099,003
China Literature, Ltd. (A) (C) (D)	145	1,033
Facebook, Inc., Class A (A)	228,612	41,163,877
Tencent Holdings, Ltd.	182,400	8,178,471
Twitter, Inc. (A)	959,325	19,781,281
Zillow Group, Inc., Class C (A) (B)	298,994	12,342,472

		139,846,805

IT Services - 2.5%
Mastercard, Inc., Class A	140,572	20,912,896

Life Sciences Tools & Services - 4.8%
Illumina, Inc. (A)	195,525	40,119,775

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 3.4%
Union Pacific Corp.	241,916	$ 28,011,454

Semiconductors & Semiconductor Equipment - 1.0%
NVIDIA Corp.	41,772	8,638,867

Software - 16.7%
Activision Blizzard, Inc.	461,464	30,221,277
salesforce.com, Inc. (A)	424,898	43,484,061
ServiceNow, Inc. (A)	223,053	28,187,208
Snap, Inc., Class A (A)	566,519	8,690,401
Workday, Inc., Class A (A)	260,144	28,873,383

		139,456,330

Textiles, Apparel & Luxury Goods - 3.7%
LVMH Moet Hennessy Louis Vuitton SE	103,927	31,003,290

Total Common Stocks (Cost $546,755,626)		793,709,722

SECURITIES LENDING COLLATERAL - 6.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (E)	50,025,465	50,025,465

Total Securities Lending Collateral (Cost $50,025,465)		50,025,465

	Principal	Value
REPURCHASE AGREEMENT - 4.9%
Fixed Income Clearing Corp., 0.12% (E), dated 10/31/2017, to be repurchased at $40,600,114 on 11/01/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 12/31/2020, and with a value of $41,415,771.	$ 40,599,978	40,599,978

Total Repurchase Agreement (Cost $40,599,978)		40,599,978

Total Investments Excluding Purchased Options (Cost $637,381,069)		884,335,165
Total Purchased Options - 0.0% (F) (Cost $1,160,988)		217,411

Total Investments (Cost $638,542,057)		884,552,576
Net Other Assets (Liabilities) - (6.1)%		(51,233,561)

Net Assets - 100.0%		$ 833,319,015

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - USD vs. CNH (G)	RBS	USD	7.55	08/16/2018	USD	149,732,158	$793,581	$217,411
Call - USD vs. CNY (G)	RBS	USD	7.40	11/22/2017	USD	109,425,578	367,407	—

Total							$1,160,988	$217,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$754,526,928	$39,182,794	$—	$793,709,722
Securities Lending Collateral	50,025,465	—	—	50,025,465
Repurchase Agreement	—	40,599,978	—	40,599,978
Over-the-Counter Foreign Exchange Options Purchased	—	217,411	—	217,411

Total Investments	$804,552,393	$80,000,183	$—	$884,552,576

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $48,961,716. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the value of the 144A security is $1,033, representing less than 0.1% of the Fund’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $1,033, representing less than 0.1% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2017.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Illiquid security. At October 31, 2017, the value of such securities amounted to $217,411 or less than 0.1% of the Fund’s net assets.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
CNY	Chinese Yuan Renminbi (onshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Concentrated Growth

(unaudited)

MARKET ENVIRONMENT

The recent fiscal year delivered excellent returns for equity investors. A compelling combination of economic progress in the U.S. and around the world, modest inflation and low interest rates lifted markets to record highs. In spite of acts of terrorism in Europe, threats of nuclear attacks from North Korea, gridlock in Washington, and a series of devastating hurricanes that struck the U.S. and several Caribbean islands, markets remained firmly rooted in positive fundamentals. Eight years into the market’s impressive recovery, there were few signs of it wavering.

As we approach year-end, the backdrop for equities remains favorable. We are encouraged by the recent breadth the market has demonstrated across sectors, geographies, investment styles and capitalization ranges. While we don’t believe economic or market cycles have been repealed, it’s difficult to single out a primary or likely source of vulnerability. It would, however, be a mistake to confuse our optimism with complacency. Risk management is at the core of our process. The primary risks we are focused on include valuation, trade policies and protectionism, a lack of wage growth, the potential of a strengthening dollar, and increased correlation among market leaders. With this framework in mind, we continue to monitor markets in the normal course of our investment process and look for opportunities as they present themselves.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Concentrated Growth Class I returned 20.97%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.71%.

STRATEGY REVIEW

The Fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation, quality focus and valuation discipline. Our investment philosophy is based on the view that selective investments in diverse growth businesses with superior operating and financial characteristics have the potential to generate excess returns with below-market risk. We believe risk is systematically mispriced in the market, and that a focus on low volatility in underlying business fundamentals improves the probability of generating attractive returns over time.

The Fund’s relative performance was disappointing as the strategy experienced style headwinds associated with the benchmark’s narrow, momentum-based leadership. Accelerating corporate earnings, synchronized global growth, an absence of inflation, and accommodative interest rates explain the market’s advance and resilience during this period of heightened geopolitical uncertainty. We continue to evaluate the potential impact of the primary policy changes proposed by the new administration and believe the Fund’s exposure to both risks and opportunities is balanced. We remain focused on identifying attractive investment opportunities as they emerge from the intersection of economic fundamentals, politics and geopolitical events.

At the security level, top contributors for the period include Apple, Inc., Albemarle Corp., and Adobe Systems, Inc. Primary detractors include Akamai Technologies, Inc. (no longer held at period end), O’Reilly Automotive, Inc., and Hanesbrands, Inc. An underweight allocation to the Consumer Staples sector and strong security selection in the Materials sector accounted for the largest contributions to the Fund’s performance, whereas selection in the Information Technology and Consumer Discretionary sector accounted for the largest detractors. The Fund’s largest sector weights are Information Technology and Health Care. The largest relative sector overweights are Health Care and Energy; the largest relative underweights are Consumer Discretionary and Industrials.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	2.0
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Concentrated Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	13.88%	N/A	6.85%		03/01/2014
Class A (NAV)	20.50%	N/A	8.51%		03/01/2014
Class C (POP)	18.75%	N/A	7.75%		03/01/2014
Class C (NAV)	19.75%	N/A	7.75%		03/01/2014
Class I (NAV)	20.97%	13.36%	12.41%		12/31/2010
Russell 1000® Growth Index (A)	29.71%	16.83%	14.54%
Class I2 (NAV)	21.02%	N/A	8.93%		03/01/2014
Class T1 (POP)	N/A	N/A	7.81	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	10.60	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	19.12	%(B)	12/16/2016

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 3.0%
United Technologies Corp.	56,756	$ 6,797,099

Biotechnology - 5.8%
BioMarin Pharmaceutical, Inc. (A)	85,327	7,004,493
Incyte Corp. (A)	54,582	6,181,412

		13,185,905

Capital Markets - 7.0%
BlackRock, Inc.	14,214	6,692,377
Charles Schwab Corp.	201,870	9,051,851

		15,744,228

Chemicals - 6.4%
Albemarle Corp.	48,868	6,885,012
Sherwin-Williams Co.	19,245	7,604,662

		14,489,674

Distributors - 3.3%
LKQ Corp. (A)	197,772	7,454,027

Electronic Equipment, Instruments & Components - 3.3%
Amphenol Corp., Class A	86,059	7,487,133

Equity Real Estate Investment Trusts - 4.1%
American Tower Corp., Class A	65,025	9,342,142

Health Care Equipment & Supplies - 7.0%
Cooper Cos., Inc.	32,054	7,701,294
Danaher Corp.	86,734	8,002,946

		15,704,240

Health Care Technology - 3.7%
Cerner Corp. (A)	123,423	8,333,521

Household Products - 2.9%
Colgate-Palmolive Co.	93,942	6,618,214

Internet Software & Services - 9.2%
Alphabet, Inc., Class A (A)	11,233	11,604,138
Facebook, Inc., Class A (A)	51,148	9,209,709

		20,813,847

IT Services - 11.5%
Accenture PLC, Class A	47,364	6,742,739
Fiserv, Inc. (A)	69,319	8,971,958
Visa, Inc., Class A	92,063	10,125,089

		25,839,786

Life Sciences Tools & Services - 3.5%
Lonza Group AG, ADR (A)	301,217	7,987,070

Oil, Gas & Consumable Fuels - 5.2%
Enbridge, Inc.	142,393	5,476,435
EOG Resources, Inc.	62,828	6,274,632

		11,751,067

Pharmaceuticals - 2.7%
Roche Holding AG, ADR	210,123	6,075,707

Professional Services - 2.8%
Verisk Analytics, Inc. (A)	74,295	6,318,790

Software - 6.6%
Adobe Systems, Inc. (A)	44,954	7,874,142
Check Point Software Technologies, Ltd. (A)	59,466	6,999,743

		14,873,885

Specialty Retail - 2.5%
O’Reilly Automotive, Inc. (A)	27,087	5,714,003

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	53,571	$ 9,055,642

Textiles, Apparel & Luxury Goods - 4.3%
Hanesbrands, Inc. (B)	197,842	4,451,445
NIKE, Inc., Class B	94,070	5,172,909

		9,624,354

Total Common Stocks (Cost $167,656,523)		223,210,334

SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	4,504,849	4,504,849

Total Securities Lending Collateral (Cost $4,504,849)		4,504,849

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $2,279,542 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.70%, due 05/15/2020, and with a value of $2,325,552.	$ 2,279,534	2,279,534

Total Repurchase Agreement (Cost $2,279,534)		2,279,534

Total Investments (Cost $174,440,906)		229,994,717
Net Other Assets (Liabilities) - (1.8)%		(4,055,382)

Net Assets - 100.0%		$ 225,939,335

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$223,210,334	$—	$—	$223,210,334
Securities Lending Collateral	4,504,849	—	—	4,504,849
Repurchase Agreement	—	2,279,534	—	2,279,534

Total Investments	$227,715,183	$2,279,534	$—	$229,994,717

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $4,406,918. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

Equity markets around the world continued to rise in the period as a synchronized global expansion unfolded, buoyed by easy central bank policies both here and abroad. Although lagging the rest of the world, renewed U.S. optimism regarding tax reform and continued strength in profits pushed the S&P 500® to an all-time high in September 2017. Despite stretched valuations, geopolitical risks such as North Korea and heightened uncertainty surrounding interest rates, markets have not only marched higher but have done so with ultra-low volatility.

The effect on equities was also rapid, as many stocks that had benefited from “lower-for-longer” interest rates began to falter, and the “bond proxies” in the real estate and consumer staples sectors all lagged. Conversely, sectors more geared to better economic growth and higher interest rates outperformed, including financials, materials and energy. While energy was one of the worst-performing sectors, energy stocks bounced back sharply during the third quarter of 2017. The biggest winners were technology stocks, which continued to move sharply higher.

If markets cannot rely on continued easy money policies as an incentive to drive valuations higher, investors must once again look at earnings and fundamentals of the underlying companies. We remain confident in our conservative, defensive style of investing. Importantly, our process also provides downside protection by focusing on undervalued companies with strong fundamentals and a meaningful and growing dividend. If markets fall, or produce modest returns compared to the past eight years, our strategy typically outperforms.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Dividend Focused Class A returned 20.35%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 17.78%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. We believe this can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends.

The Fund outperformed its benchmark for the period. Stock selection in industrials and financials were the greatest contributors to relative performance. Sector allocation also modestly benefited performance. The top five contributing stocks included Bank of America Corp., underweight in General Electric Co., Stanley Black & Decker, Inc., American Express Co. and State Street Corp.

The Fund’s significant underweight in information technology and only sector holding, International Business Machines Corp. (no longer held at period end), were the largest detractors. Few tech stocks meet the 25-year dividend paying history requirement. Holdings in health care and consumer discretionary also hurt relative performance as did an overweight within the poorly performing telecommunication services sector. The five largest individual detractors were Target Corp., Occidental Petroleum Corp., Medtronic, Inc. (no longer held at period end), Cardinal Health, Inc. and Altria Group, Inc.

Ray Nixon, Jr.

Brian Quinn, CFA

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.9%
Repurchase Agreement	0.1
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	13.72%	N/A	10.90%		01/04/2013
Class A (NAV)	20.35%	N/A	12.20%		01/04/2013
Russell 1000® Value Index (A)	17.78%	N/A	12.98%
Class C (POP)	18.42%	N/A	11.29%		01/04/2013
Class C (NAV)	19.42%	N/A	11.29%		01/04/2013
Class I (NAV)	20.56%	N/A	12.37%		01/04/2013
Class I2 (NAV)	20.67%	N/A	12.50%		01/04/2013
Class R6 (NAV)	20.67%	N/A	8.78%		05/29/2015
Class T1 (POP)	N/A	N/A	2.90	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	5.50	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	10.16	%(B)	12/16/2016

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. ADRs involve the same risk as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.9%
Aerospace & Defense - 7.2%
General Dynamics Corp.	70,145	$ 14,238,032
Raytheon Co.	90,113	16,238,363
United Technologies Corp.	167,900	20,107,704

		50,584,099

Airlines - 1.9%
Southwest Airlines Co.	249,196	13,421,697

Auto Components - 1.8%
Adient PLC	146,339	12,345,158

Banks - 12.9%
Bank of America Corp.	1,049,921	28,757,336
JPMorgan Chase & Co.	267,872	26,950,602
PNC Financial Services Group, Inc.	64,356	8,803,257
Wells Fargo & Co.	455,600	25,577,384

		90,088,579

Building Products - 3.2%
Johnson Controls International PLC	536,997	22,226,306

Capital Markets - 4.3%
State Street Corp.	326,981	30,082,252

Chemicals - 4.1%
DowDuPont, Inc.	399,836	28,912,141

Consumer Finance - 3.7%
American Express Co.	273,692	26,143,060

Diversified Telecommunication Services - 5.1%
AT&T, Inc.	421,437	14,181,355
Verizon Communications, Inc.	449,232	21,504,736

		35,686,091

Electric Utilities - 3.0%
Entergy Corp.	243,170	20,975,844

Equity Real Estate Investment Trusts - 1.3%
HCP, Inc.	342,500	8,850,200

Food Products - 1.4%
Tyson Foods, Inc., Class A	135,900	9,908,469

Health Care Providers & Services - 1.6%
Cardinal Health, Inc.	186,085	11,518,662

Household Durables - 1.1%
Whirlpool Corp.	49,100	8,048,963

Industrial Conglomerates - 2.4%
General Electric Co.	411,200	8,289,792
Honeywell International, Inc.	58,452	8,426,440

		16,716,232

Insurance - 3.9%
Loews Corp.	239,622	11,863,685
XL Group, Ltd.	373,128	15,100,490

		26,964,175

Machinery - 3.1%
Stanley Black & Decker, Inc.	132,658	21,430,900

Multiline Retail - 4.7%
Target Corp.	154,689	9,132,838
Wal-Mart Stores, Inc.	273,589	23,887,056

		33,019,894

Oil, Gas & Consumable Fuels - 14.1%
BP PLC, ADR	635,909	25,862,419
Chevron Corp.	119,500	13,848,855

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	359,682	$ 18,397,734
Occidental Petroleum Corp.	254,544	16,435,906
Phillips 66	262,884	23,943,475

		98,488,389

Pharmaceuticals - 12.3%
Johnson & Johnson	193,529	26,979,878
Merck & Co., Inc.	387,714	21,359,164
Pfizer, Inc.	702,066	24,614,434
Sanofi, ADR	269,244	12,729,856

		85,683,332

Road & Rail - 1.5%
Norfolk Southern Corp.	79,169	10,404,390

Tobacco - 5.3%
Altria Group, Inc.	256,837	16,494,072
Philip Morris International, Inc.	194,153	20,316,170

		36,810,242

Total Common Stocks (Cost $535,661,796)		698,309,075

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 0.12% (A), dated 10/31/2017, to be repurchased at $573,202 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $588,908.	$ 573,200	573,200

Total Repurchase Agreement (Cost $573,200)		573,200

Total Investments (Cost $536,234,996)		698,882,275
Net Other Assets (Liabilities) - 0.0%		59,496

Net Assets - 100.0%		$ 698,941,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$698,309,075	$—	$—	$698,309,075
Repurchase Agreement	—	573,200	—	573,200

Total Investments	$698,309,075	$573,200	$—	$698,882,275

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2017.
(B)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Dynamic Allocation

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March 2017. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE Volatility Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017 job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain’s decision to leave the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Dynamic Allocation Class A returned 13.73%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica Dynamic Allocation Blended Benchmark, returned 23.98%, and 17.01%, respectively.

STRATEGY REVIEW

The Fund invests primarily in exchange traded funds (“ETFs”) that are designed to track various equity and fixed income indices. In addition, we use a combination of risk management strategies that are designed to help the Fund from experiencing significant losses in the event of a major decline in asset values, while allowing the Fund to participate during trending bull markets. In sideways, or oscillating markets, the Fund tends to underperform.

One of the risk strategies, Dynamic Risk Management, involves systematically raising the allocation to cash in response to rising volatility and declines in the value of the Fund’s net asset value (“NAV”). The Dynamic Risk Management strategy seeks to reduce the Fund’s market risk exposure and volatility. Over the one year period this mechanism was not utilized as market volatility was low.

Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the Fund of steep market declines. This strategy tends to help relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but detracts from relative performance when the stock market is flat or rising.

Among the underlying ETF holdings, performance was positive. The iShares Russell 1000 Growth ETF was the best performer, rising 29.47%, followed by the iShares Russell 2000 ETF, up 27.71%. The Western Put Strategy was negative as the S&P 500® rose over 20%.

The Fund underperformed its benchmark primarily due to the Event Risk Management strategy which declined as equities were positive throughout the period. The relative impacts of the underlying ETF holdings and allocations were mostly muted; the Fund benefited from asset allocation, with an underweight to International Fixed Income.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	59.5%
Securities Lending Collateral	28.5
International Fixed Income Fund	14.9
U.S. Fixed Income Fund	14.7
International Equity Fund	9.9
Repurchase Agreement	0.7
Exchange-Traded Options Purchased	0.5
Net Other Assets (Liabilities)	(28.7)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Dynamic Allocation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	7.47%	5.94%	5.93%		10/31/2012
Class A (NAV)	13.73%	7.14%	7.13%		10/31/2012
Russell 3000® Index (A)	23.98%	15.12%	15.14%
Transamerica Dynamic Allocation Blended Benchmark (B) (C) (D) (E) (F) (G)	17.01%	9.96%	9.98%
Class C (POP)	11.82%	6.34%	6.34%		10/31/2012
Class C (NAV)	12.82%	6.34%	6.34%		10/31/2012
Class I (NAV)	13.89%	7.42%	7.42%		10/31/2012
Class T1 (POP)	N/A	N/A	3.79	%(H)	03/17/2017
Class T1 (NAV)	N/A	N/A	6.42	%(H)	03/17/2017

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica Dynamic Allocation Blended Benchmark is composed of the following benchmarks: 50% Russell 1000® Index; 15% Bloomberg Barclays Global Aggregate Index ex-U.S.; 15% Bloomberg Barclays US Aggregate Bond Index; 10% MSCI All Country World Index ex-U.S.; and 10% Russell 2000® Index.

(C) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The Bloomberg Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(H) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of a ETFs share may be above or below the shares’ net asset value; and an active trading market for an ETF share may not develop or be maintained. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Dynamic Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Fund - 9.9%
iShares MSCI EAFE ETF	26,835	$ 1,868,521

International Fixed Income Fund - 14.9%
Vanguard Total International Bond ETF (A)	50,874	2,791,965

U.S. Equity Funds - 59.5%
iShares Russell 1000 Growth ETF (A)	35,962	4,673,622
iShares Russell 1000 Value ETF (A)	38,936	4,648,569
iShares Russell 2000 ETF (A)	12,539	1,871,571

		11,193,762

U.S. Fixed Income Fund - 14.7%
iShares Core U.S. Aggregate Bond ETF	25,291	2,768,606

Total Exchange-Traded Funds (Cost $15,522,844)		18,622,854

SECURITIES LENDING COLLATERAL - 28.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	5,352,247	5,352,247

Total Securities Lending Collateral (Cost $5,352,247)		5,352,247

Principal	Value
REPURCHASE AGREEMENT - 0.7%

Fixed Income Clearing Corp., 0.12% (B), dated 10/31/2017, to be repurchased at $140,125 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $147,227.

$ 140,125	$ 140,125

Total Repurchase Agreement (Cost $140,125)	140,125

Total Investments Excluding Purchased Options (Cost $21,015,216)	24,115,226
Total Purchased Options - 0.5% (Cost $137,324)	91,015

Total Investments (Cost $21,152,540)	24,206,241
Net Other Assets (Liabilities) - (28.7)%	(5,392,378)

Net Assets - 100.0%	$ 18,813,863

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500®	USD	2,000.00	12/21/2018	USD	1,287,630	5	$ 27,525	$ 16,180
Put - S&P 500®	USD	2,025.00	12/21/2018	USD	257,526	1	7,178	3,440
Put - S&P 500®	USD	2,050.00	12/21/2018	USD	257,526	1	6,083	3,670
Put - S&P 500®	USD	2,100.00	12/21/2018	USD	1,545,156	6	36,674	25,080
Put - S&P 500®	USD	2,125.00	12/21/2018	USD	257,526	1	9,173	4,465
Put - S&P 500®	USD	2,150.00	12/21/2018	USD	257,526	1	6,403	4,780
Put - S&P 500®	USD	2,200.00	12/21/2018	USD	1,287,630	5	37,325	27,200
Put - S&P 500®	USD	2,250.00	12/21/2018	USD	257,526	1	6,963	6,200

Total							$ 137,324	$ 91,015

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$18,622,854	$—	$—	$18,622,854
Securities Lending Collateral	5,352,247	—	—	5,352,247
Repurchase Agreement	—	140,125	—	140,125
Exchange-Traded Options Purchased	91,015	—	—	91,015

Total Investments	$24,066,116	$140,125	$—	$24,206,241

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,244,353. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Dynamic Income

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March 2017. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE Volatility Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017 job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain’s decision to leave the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Dynamic Income Class A returned 4.12%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Dynamic Income Blended Benchmark, returned 8.06% and 10.28%, respectively.

STRATEGY REVIEW

The Fund is designed to generate income at a balanced risk level over a full market cycle. The Fund seeks income across diversified sources and seeks to balance exposure to multiple risk factors. Over the short term, these risk factors can be correlated, but we believe that over a full market cycle having a broad exposure to different risk factors will help mitigate the investor’s drawdown risk.

In a period when both equity and fixed income were generally positive, all but two of the underlying exchange traded fund (“ETF”) holdings returns had gains. Equities and high yield fixed income were the top performers. The iShares Core High Dividend ETF and Global SuperDividend US ETF were the top performers, with respective returns of 11.76% and 11.72%. The top fixed income performer was the VanEck Vectors Emerging Markets High Yield Bond ETF, rising 8.14%. The iShares 20+ Year Treasury Bond ETF, and the Alerian MLP ETF were the Fund’s only negative performing holdings returning (2.74)% and (5.70)% respectively.

Relative to the benchmark, the Fund underperformed primarily due to style selection, chiefly in equities, as the Fund’s yield objective leads to allocations in non-benchmark tracking asset classes. High dividend yielding stocks significantly underperformed standard equity indices over the period. Asset allocation had a modestly positive impact as equities generally outperformed and the Fund was slightly overweight equities as compared to the benchmark. As the Fund is designed to generate income, it has met its income objective with Class I’s 30-day SEC yield of 4.58% as of October 31, 2017.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.8%
U.S. Equity Funds	30.8
International Fixed Income Funds	21.1
Securities Lending Collateral	20.4
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(20.7)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Dynamic Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(0.80)%	2.51%	3.40%		10/31/2011
Class A (NAV)	4.12%	3.51%	4.24%		10/31/2011
iBoxx $ Liquid High Yield Index (A)	8.06%	5.25%	6.31%
Transamerica Dynamic Income Blended Benchmark (A) (B) (C) (D)	10.28%	7.24%	7.73%
Class C (POP)	2.34%	2.71%	3.46%		10/31/2011
Class C (NAV)	3.34%	2.71%	3.46%		10/31/2011
Class I (NAV)	4.37%	3.73%	4.48%		10/31/2011
Class T1 (POP)	N/A	N/A	0.30	%(E)	03/17/2017
Class T1 (NAV)	N/A	N/A	2.84	%(E)	03/17/2017
Advisor Class (NAV)	N/A	N/A	2.59	%(E)	03/03/2017

(A) The iBoxx $ Liquid High Yield Index is comprised of U.S. dollar-denominated high yield liquid corporate bonds.

(B) The Transamerica Dynamic Income Blended Benchmark is composed of the following benchmarks: 40% iBoxx $ Liquid High Yield Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 30% S&P 500®.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments and the relatively small size and lesser liquidity of the markets. Fixed income investing is subject to credit risk and interest rate risk. Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Funds	Annual Report 2017

Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Fixed Income Funds - 21.1%
iShares Emerging Markets High Yield Bond ETF (A)	95,987	$ 4,877,100
VanEck Vectors Emerging Markets High Yield Bond ETF (A)	1,047,530	26,062,546
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (A)	2,043,310	37,964,700

		68,904,346

U.S. Equity Funds - 30.8%
Alerian MLP ETF (A)	2,400,238	25,730,551
Global SuperDividend US ETF	1,748,673	44,066,560
iShares Core High Dividend ETF	358,393	30,707,112

		100,504,223

U.S. Fixed Income Funds - 47.8%
iShares 20+ Year Treasury Bond ETF (A)	203,536	25,332,090
iShares MBS ETF (A)	92,727	9,913,444
PowerShares Senior Loan Portfolio (A)	116,167	2,685,781
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,271,142	63,410,285
Vanguard Long-Term Bond ETF (A)	584,039	54,607,646

		155,949,246

Total Exchange-Traded Funds (Cost $321,503,793)		325,357,815

	Shares	Value
SECURITIES LENDING COLLATERAL - 20.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	66,536,139	$ 66,536,139

Total Securities Lending Collateral (Cost $66,536,139)		66,536,139

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.12% (B), dated 10/31/2017, to be repurchased at $1,962,987 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.63%, due 08/15/2020, and with a value of $2,004,929.	$ 1,962,981	1,962,981

Total Repurchase Agreement (Cost $1,962,981)		1,962,981

Total Investments (Cost $390,002,913)		393,856,935
Net Other Assets (Liabilities) - (20.7)%		(67,638,843)

Net Assets - 100.0%		$ 326,218,092

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$325,357,815	$—	$—	$325,357,815
Securities Lending Collateral	66,536,139	—	—	66,536,139
Repurchase Agreement	—	1,962,981	—	1,962,981

Total Investments	$391,893,954	$1,962,981	$—	$393,856,935

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,059,095. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

The past 12-month period ended October 31, 2017, yielded excellent returns for the emerging market debt asset class. The returns are more impressive given the negative sentiment at the start of the period. Emerging market debt started on its back foot immediately after the Trump election victory in early November. The anti-trade campaign promises of discarding North American Free Trade Agreement (“NAFTA”) and labeling China a currency manipulator forced spreads wider and the dollar stronger through mid-November after the President Trump election victory. However, the market weakness was short lived and over the next 11 months we witnessed tighter spreads and stronger emerging market currencies resulting in positive total returns, despite U.S. 10-year Treasuries selling off over the same time period. The rationale for the improved asset performance was global growth expectations moving higher throughout the year and economic reforms continuing in countries like Argentina and Brazil. Additional support for asset prices was due to dampened inflation risks and commitment by emerging market corporate management teams to de-leverage their balance sheets.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Emerging Markets Debt Class A returned 8.96%, excluding any sales charges. By comparison, its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 5.89%.

STRATEGY REVIEW

The Fund outperformed its benchmark for the 12-month period ended October 31, 2017, with all asset classes contributing to excess returns. U.S. dollar emerging market corporates led the way higher supported by a stronger growth backdrop, higher commodity prices and management teams focused on deleveraging their balance sheets. In sovereign markets, reform and relative valuations were the key drivers with Brazil and Russian local markets exposure leading the way for the portfolio while Argentinian exposure across both hard and local currency outperformed.

Lower quality assets were a large generator of returns as their yield advantage and correlation to global growth dynamics boosted returns. Corporate management teams did liability management trades to refinance short-term debt or in some cases used asset sales to boost near term cash, all helping high yield names in Brazil and other areas to be the best performing assets in the portfolio. Portfolio holdings like Petrobras Global Finance BV, Braskem Netherlands Finance BV, Digicel Group, Ltd., and Ecopetrol SA all put in stellar returns with stable commodity prices, need for income, and better management decisions.

Hard currency sovereign returns were driven at the country level with reform taking center stage. Ukraine’s willingness to implement their International Monetary Fund (“IMF”) program, Mauricio Macri’s impressive midterm election win in Argentina, and Indonesia continuing down their reform path led all of those assets to outperform. Even Mexican exposure joined as it rallied aggressively post its late 2016 sell off. Turkey was one of the few notable laggards in the Fund as we added exposure in mid-2017, expecting to get more constructive domestic policy, but eventually being disappointed.

Monetary policy diversion was a large factor in our allocation decisions over the year. Adding European based currency exposure in early 2017 along with remaining committed to interest rate cutting cycles in Brazil and Russia were large relative and total return drivers for the Fund. The ability to add to risk in Europe based on our belief that the European Central Bank (“ECB”) and potential European growth was underpriced, added substantially to returns, as did remaining committed to the long end of the local Brazilian bond curve as the central bank aggressively cut rates.

During the period, the Fund utilized derivatives. These positions added to performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

Logan Circle Partners, LP

Fund Characteristics	Years
Average Maturity §	8.80
Duration †	4.83

Credit Quality ‡	Percentage of Net Assets
AAA	6.7%
AA	4.6
A	8.9
BBB	25.8
BB	23.7
B	19.4
CCC and Below	5.2
Not Rated	12.8
Net Other Assets (Liabilities)^	(7.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	3.82%	2.67%	5.39%		08/31/2011
Class A (NAV)	8.96%	3.69%	6.22%		08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	5.89%	4.19%	6.06%
Class C (POP)	7.26%	2.97%	5.49%		08/31/2011
Class C (NAV)	8.26%	2.97%	5.49%		08/31/2011
Class I (NAV)	9.33%	4.05%	6.59%		08/31/2011
Class I2 (NAV)	9.44%	4.12%	6.67%		08/31/2011
Class R6 (NAV)	9.45%	N/A	7.21%		05/29/2015
Class T1 (POP)	N/A	N/A	4.00	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	6.64	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	12.71	%(B)	12/16/2016

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waiver and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relativity small size and less liquidity of these markets. Debt investing is subject to credit risk and interest rate risk. Credit risks is the risk that the issuer of a bond won’t meet their payments and Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES - 33.2%
Argentina - 1.4%
Banco Hipotecario SA 9.75%, 11/30/2020 (A)	$ 2,835,000	$ 3,234,905
Pampa Energia SA
7.38%, 07/21/2023 (A)	3,815,000	4,171,703
7.50%, 01/24/2027 (A)	5,240,000	5,715,792

		13,122,400

Austria - 1.5%
JBS Investments GmbH
7.25%, 04/03/2024 (A) (B)	4,025,000	3,974,688
7.75%, 10/28/2020 (A) (B)	5,585,000	5,699,492
Suzano Austria GmbH 7.00%, 03/16/2047 (A) (B)	3,595,000	4,015,615

		13,689,795

Bahrain - 0.6%
Oil and Gas Holding Co. BSCC 7.50%, 10/25/2027 (A)	5,030,000	5,218,826

Bermuda - 1.1%
Digicel Group, Ltd. 7.13%, 04/01/2022 (A) (B)	8,153,000	7,684,202
Tengizchevroil Finance Co. International, Ltd. 4.00%, 08/15/2026 (A) (B)	2,245,000	2,207,531

		9,891,733

Brazil - 0.8%
Banco do Brasil SA 4.63%, 01/15/2025 (A) (B)	4,665,000	4,655,670
Samarco Mineracao SA
4.13%, 11/01/2022 (A) (C) (D)	2,050,000	1,204,375
5.38%, 09/26/2024 (A) (C) (D)	800,000	472,000
5.75%, 10/24/2023 (A) (C) (D)	2,000,000	1,178,400

		7,510,445

Canada - 1.1%
First Quantum Minerals, Ltd. 7.50%, 04/01/2025 (A)	7,170,000	7,591,237
Vale Canada, Ltd. 7.20%, 09/15/2032	2,220,000	2,469,750

		10,060,987

Cayman Islands - 1.5%
Braskem Finance, Ltd. 7.25%, 06/05/2018 (A)	2,550,000	2,623,950
CSN Islands XI Corp. 6.88%, 09/21/2019 (A)	3,975,000	3,698,737
Odebrecht Finance, Ltd.
5.25%, 06/27/2029 (E)	2,680,000	991,600
7.13%, 06/26/2042 (A)	1,410,000	532,275
Vale Overseas, Ltd.
5.88%, 06/10/2021 (B)	2,545,000	2,796,370
6.88%, 11/10/2039	3,120,000	3,736,512

		14,379,444

Chile - 0.1%
SACI Falabella 3.75%, 10/30/2027 (A)	1,240,000	1,209,000

Colombia - 1.2%
Banco de Bogota SA 6.25%, 05/12/2026 (A)	3,050,000	3,309,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Colombia (continued)
Bancolombia SA Fixed until 10/18/2022, 4.88% (F), 10/18/2027 (B)	$ 3,200,000	$ 3,204,000
Ecopetrol SA 5.88%, 05/28/2045	5,220,000	5,180,850

		11,694,100

Costa Rica - 0.5%
Banco Nacional de Costa Rica 6.25%, 11/01/2023 (A) (B)	4,515,000	4,797,187

Dominican Republic - 0.4%
Aeropuertos Dominicanos Siglo XXI SA 6.75%, 03/30/2029 (A) (B)	3,255,000	3,531,675

Ecuador - 0.6%
Petroamazonas EP 4.63%, 02/16/2020 (A)	5,690,000	5,514,748

India - 0.3%
GMR Hyderabad International Airport, Ltd. 4.25%, 10/27/2027 (A)	3,200,000	3,150,029

Indonesia - 1.5%
Pelabuhan Indonesia II PT
4.25%, 05/05/2025 (A) (B)	5,325,000	5,528,415
5.38%, 05/05/2045 (A)	1,650,000	1,743,159
Pertamina Persero PT
4.30%, 05/20/2023 (A)	2,770,000	2,925,804
6.00%, 05/03/2042 (A)	3,405,000	3,896,829

		14,094,207

Ireland - 0.8%
C&W Senior Financing Designated Activity Co. 6.88%, 09/15/2027 (A)	3,035,000	3,171,575
Credit Bank of Moscow Via CBOM Finance PLC Fixed until 10/05/2022, 7.50% (F), 10/05/2027 (A)	5,140,000	4,761,614

		7,933,189

Kazakhstan - 1.2%
Development Bank of Kazakhstan JSC 4.13%, 12/10/2022 (A)	6,765,000	6,866,556
KazMunayGas National Co. JSC 6.38%, 04/09/2021 (A)	4,470,000	4,894,650

		11,761,206

Luxembourg - 1.5%
Atento Luxco 1 SA 6.13%, 08/10/2022 (A) (B)	3,410,000	3,556,630
CSN Resources SA 6.50%, 07/21/2020 (E)	2,255,000	2,085,875
Gazprom OAO Via Gaz Capital SA 6.51%, 03/07/2022 (A)	2,480,000	2,746,481
MHP SE 8.25%, 04/02/2020 (E)	2,625,000	2,835,000
Minerva Luxembourg SA 6.50%, 09/20/2026 (A) (B)	3,100,000	3,214,700

		14,438,686

Malaysia - 0.3%
1MDB Energy, Ltd. 5.99%, 05/11/2022 (E)	2,500,000	2,712,463

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico - 2.8%
Banco Mercantil del Norte SA Fixed until 01/06/2028, 7.63% (F), 01/10/2028 (A) (G)	$ 6,125,000	$ 6,653,281
BBVA Bancomer SA 6.75%, 09/30/2022 (A)	2,410,000	2,736,555
Mexico City Airport Trust 5.50%, 07/31/2047 (A) (B)	7,300,000	7,230,650
Petroleos Mexicanos
6.50%, 03/13/2027 (A)	3,440,000	3,756,480
6.75%, 09/21/2047 (A)	3,780,000	3,896,046
8.63%, 02/01/2022	1,450,000	1,735,230

		26,008,242

Netherlands - 3.5%
Braskem Netherlands Finance BV 4.50%, 01/10/2028 (A)	11,175,000	11,122,477
Marfrig Holdings Europe BV
6.88%, 06/24/2019 (A)	485,000	501,369
6.88%, 06/24/2019 (B) (E)	1,670,000	1,726,363
Minejesa Capital BV 4.63%, 08/10/2030 (A)	4,665,000	4,766,478
Petrobras Global Finance BV
4.38%, 05/20/2023 (B)	3,075,000	3,056,550
5.30%, 01/27/2025 (A)	4,485,000	4,499,576
7.38%, 01/17/2027	4,460,000	4,952,830
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026 (B)	2,810,000	2,485,580

		33,111,223

Northern Mariana Islands - 0.6%
MTN Mauritius Investment, Ltd. 6.50%, 10/13/2026 (A)	4,900,000	5,292,000

Panama - 0.3%
ENA Norte Trust 4.95%, 04/25/2028 (A)	2,673,965	2,787,608

Paraguay - 0.3%
Telefonica Celular del Paraguay SA 6.75%, 12/13/2022 (A)	2,680,000	2,755,201

Peru - 0.8%
Petroleos del Peru SA 5.63%, 06/19/2047 (A)	7,330,000	7,714,825

Republic of South Africa - 0.8%
Eskom Holdings SOC, Ltd. 7.13%, 02/11/2025 (A) (B)	7,800,000	7,981,475

Turkey - 3.0%
Finansbank AS 4.88%, 05/19/2022 (A) (B)	9,135,000	9,010,855
Turkiye Is Bankasi 6.13%, 04/25/2024 (A)	7,590,000	7,564,771
Turkiye Vakiflar Bankasi TAO
5.00%, 10/31/2018 (A)	2,050,000	2,068,057
5.63%, 05/30/2022 (A)	4,590,000	4,578,525
Yapi ve Kredi Bankasi AS
5.50%, 12/06/2022 (A)	1,580,000	1,533,295
5.50%, 12/06/2022 (E)	3,200,000	3,105,408

		27,860,911

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Arab Emirates - 1.5%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047 (A) (H)	$ 6,995,000	$ 7,147,589
Acwa Power Management And Investments One, Ltd. 5.95%, 12/15/2039 (A)	6,405,000	6,629,687

		13,777,276

United States - 1.3%
Braskem America Finance Co. 7.13%, 07/22/2041 (A) (B)	4,700,000	5,675,250
Stillwater Mining Co. 7.13%, 06/27/2025 (A) (B)	6,220,000	6,383,275

		12,058,525

Venezuela - 1.3%
Petroleos de Venezuela SA
5.38%, 04/12/2027 (E)	7,215,000	2,085,135
5.50%, 04/12/2037 (E)	12,230,000	3,516,125
6.00%, 11/15/2026 (E)	8,190,000	2,272,725
8.50%, 10/27/2020 (E)	4,961,250	4,125,279

		11,999,264

Virgin Islands, British - 0.6%
Gerdau Trade, Inc. 4.88%, 10/24/2027 (A)	6,095,000	6,114,809

Total Corporate Debt Securities (Cost $304,192,632)		312,171,479

FOREIGN GOVERNMENT OBLIGATIONS - 60.7%
Angola - 0.7%
Angola Government International Bond 9.50%, 11/12/2025 (A)	3,225,000	3,515,250
Republic of Angola Via Northern Lights III BV 7.00%, 08/17/2019 (E)	2,935,000	3,023,520

		6,538,770

Argentina - 6.0%
Argentina Bonos del Tesoro 21.20%, 09/19/2018	ARS 87,024,365	4,831,210
Argentina POM Politica Monetaria ARPP7DR, 26.25% (F), 06/21/2020	98,139,751	5,965,510
Argentina Republic Government International Bond
2.50% (I), 12/31/2038	$ 21,250,000	15,268,125
6.25%, 04/22/2019	3,160,000	3,308,520
6.88%, 04/22/2021	12,120,000	13,210,800
Argentina Republic Government International Bond, Interest Only STRIPS 5.00% Argentina GDP growth over base of 3.00%, 0.00% (F) (J), 12/15/2035	19,120,000	2,160,560
Argentine Bonos del Tesoro 22.75%, 03/05/2018	ARS 58,838,000	3,297,564
Provincia de Buenos Aires 6.50%, 02/15/2023 (A)	$ 7,939,000	8,412,164

		56,454,453

Bahrain - 0.5%
Bahrain Government International Bond 7.50%, 09/20/2047 (A)	4,725,000	4,602,594

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil - 4.2%
Brazil Government International Bond
4.63%, 01/13/2028 (B)	$ 7,160,000	$ 7,109,880
5.00%, 01/27/2045	3,140,000	2,905,704
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025 - 01/01/2027	BRL 96,576,000	29,818,591

		39,834,175

Canada - 0.1%
Province of British Columbia 6.60%, 01/09/2020 (A)	INR 70,000,000	1,098,635

Cayman Islands - 0.5%
KSA Sukuk, Ltd. 2.89%, 04/20/2022 (A)	$ 5,015,000	5,020,517

Chile - 2.0%
Bonos de la Tesoreria de la Republica en pesos
4.50%, 03/01/2021 - 03/01/2026	CLP 10,210,000,000	16,168,060
6.00%, 01/01/2022	1,805,000,000	3,074,784

		19,242,844

Colombia - 2.1%
Colombia Government International Bond
2.63%, 03/15/2023 (B)	$ 4,290,000	4,208,490
4.38%, 07/12/2021	5,490,000	5,819,400
5.00%, 06/15/2045	2,950,000	3,034,813
Colombia TES Series B, 7.00%, 05/04/2022	COP 19,663,600,000	6,721,828

		19,784,531

Costa Rica - 0.4%
Costa Rica Government International Bond 7.16%, 03/12/2045 (A)	$ 3,800,000	4,037,500

Cote d’Ivoire - 0.4%
Ivory Coast Government International Bond 5.75% (I), 12/31/2032 (A)	4,265,300	4,205,245

Croatia - 1.6%
Croatia Government International Bond
6.00%, 01/26/2024 (A) (B)	5,210,000	5,932,887
6.75%, 11/05/2019 (A)	8,430,000	9,092,598

		15,025,485

Ecuador - 1.2%
Ecuador Government International Bond
8.88%, 10/23/2027 (A)	9,535,000	9,735,521
10.50%, 03/24/2020 (A)	975,000	1,057,875

		10,793,396

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Egypt - 0.9%
Egypt Government International Bond 6.13%, 01/31/2022 (A)	$ 7,710,000	$ 8,039,402

El Salvador - 0.7%
El Salvador Government International Bond 7.38%, 12/01/2019 (B) (E)	6,300,000	6,536,250

Ghana - 0.5%
Ghana Government International Bond 8.13%, 01/18/2026 (A) (B)	4,105,000	4,453,925

Hungary - 0.8%
Hungary Government Bond 1.75%, 10/26/2022	HUF 1,989,120,000	7,647,858

Indonesia - 3.8%
Indonesia Government International Bond
3.38%, 04/15/2023 (A)	$ 7,490,000	7,609,421
4.35%, 01/08/2027 (A) (B)	4,120,000	4,368,926
4.75%, 07/18/2047 (A) (B)	8,180,000	8,657,327
5.25%, 01/17/2042 - 01/08/2047 (A)	7,335,000	8,251,967
Indonesia Treasury Bond 8.75%, 05/15/2031	IDR 37,000,000,000	3,062,304
Perusahaan Penerbit SBSN Indonesia III 4.55%, 03/29/2026 (A)	$ 3,880,000	4,112,800

		36,062,745

Kazakhstan - 0.5%
KazAgro National Management Holding JSC 4.63%, 05/24/2023 (A)	4,775,000	4,823,992

Kenya - 0.7%
Kenya Government International Bond
5.88%, 06/24/2019 (A) (B)	3,885,000	4,006,212
6.88%, 06/24/2024 (A)	2,200,000	2,286,240

		6,292,452

Malaysia - 2.2%
Malaysia Government Bond
3.58%, 09/28/2018	MYR 66,930,000	15,885,674
3.76%, 03/15/2019	19,168,000	4,560,146

		20,445,820

Mexico - 3.2%
Mexico Bonos
Series M,
4.75%, 06/14/2018	MXN 123,730,000	6,354,443
8.00%, 12/07/2023	76,970,000	4,191,933
10.00%, 12/05/2024	145,430,000	8,797,598
Mexico Government International Bond
4.00%, 10/02/2023	$ 7,705,000	8,070,987
5.13%, 01/15/2020	2,640,000	2,824,800

		30,239,761

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 2.4%
Peru Government Bond 6.15%, 08/12/2032 (E)	PEN 19,579,000	$ 6,297,192
Peru Government International Bond
5.70%, 08/12/2024 (A)	14,414,000	4,703,425
8.20%, 08/12/2026 (A)	31,175,000	11,755,339

		22,755,956

Poland - 0.5%
Republic of Poland Government Bond 2.50%, 07/25/2026	PLN 20,008,000	5,136,190

Qatar - 0.6%
Qatar Government International Bond
4.63%, 06/02/2046 (A) (B)	$ 2,210,000	2,272,543
5.25%, 01/20/2020 (A)	3,160,000	3,341,700

		5,614,243

Republic of Korea - 0.9%
Export-Import Bank of Korea
6.20%, 08/07/2021 (A)	INR 395,000,000	6,051,342
6.90%, 01/08/2021 (A)	IDR 30,000,000,000	2,220,493

		8,271,835

Republic of South Africa - 3.3%
Republic of South Africa Government Bond
7.00%, 02/28/2031	ZAR 204,108,000	11,522,771
8.75%, 01/31/2044	60,290,307	3,705,026
10.50%, 12/21/2026	115,834,000	8,875,234
Republic of South Africa Government International Bond 4.30%, 10/12/2028	$ 7,025,000	6,498,125

		30,601,156

Russian Federation - 3.3%
Russian Federation Federal Bond - OFZ
7.05%, 01/19/2028	RUB 950,509,000	15,767,754
7.40%, 12/07/2022	395,064,000	6,763,985
7.50%, 02/27/2019	231,438,000	3,965,750
Russian Federation Foreign Bond - Eurobond 4.88%, 09/16/2023 (E)	$ 3,800,000	4,133,321

		30,630,810

Saudi Arabia - 1.0%
Saudi Government International Bond
3.63%, 03/04/2028 (A)	6,080,000	6,034,400
4.63%, 10/04/2047 (A)	3,310,000	3,387,706

		9,422,106

Serbia - 0.4%
Serbia International Bond 7.25%, 09/28/2021 (A)	3,060,000	3,519,073

Sri Lanka - 1.2%
Sri Lanka Government International Bond
6.20%, 05/11/2027 (A)	5,245,000	5,574,113

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sri Lanka (continued)
Sri Lanka Government International Bond (continued)
6.25%, 07/27/2021 (E)	$ 5,550,000	$ 5,980,125

		11,554,238

Supranational - 4.5%
Africa Finance Corp. 3.88%, 04/13/2024 (A)	2,985,000	3,018,581
Asian Development Bank 5.90%, 12/20/2022, MTN	INR 278,830,000	4,288,187
Banque Ouest Africaine de Developpement
5.00%, 07/27/2027 (A)	$ 5,310,000	5,522,400
5.50%, 05/06/2021 (A)	5,150,000	5,490,889
Eastern and Southern African Trade and Development Bank 6.38%, 12/06/2018, MTN (E)	4,999,000	5,177,014
European Bank for Reconstruction & Development 7.38%, 04/15/2019, MTN	IDR 94,360,000,000	7,062,560
Inter-American Development Bank
5.50%, 08/23/2021, MTN	INR 150,000,000	2,309,170
7.88%, 03/14/2023, MTN	IDR 54,510,000,000	4,287,860
International Bank for Reconstruction & Development
5.75%, 10/28/2019	INR 145,450,000	2,254,930
6.38%, 08/07/2018	194,700,000	3,017,807

		42,429,398

Turkey - 4.6%
Turkey Government Bond
9.20%, 09/22/2021	TRY 36,446,000	8,790,734
11.00%, 02/24/2027	23,891,500	6,108,989
11.10%, 05/15/2019	51,017,000	13,213,007
Turkey Government International Bond
4.25%, 04/14/2026	$ 7,045,000	6,654,002
5.13%, 03/25/2022 (B)	4,265,000	4,424,392
6.00%, 03/25/2027	3,590,000	3,780,988

		42,972,112

Ukraine - 2.2%
Ukraine Government International Bond
7.38%, 09/25/2032 (A)	7,705,000	7,596,144
7.75%, 09/01/2021 - 09/01/2026 (E)	12,135,000	12,799,526

		20,395,670

United Arab Emirates - 0.6%
Abu Dhabi Government International Bond 4.13%, 10/11/2047 (A)	5,795,000	5,742,845

United Kingdom - 0.7%
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025 (E)	5,990,000	6,532,095

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Venezuela - 0.6%
Venezuela Government International Bond
6.00%, 12/09/2020 (E)	$ 9,070,000	$ 3,559,975
8.25%, 10/13/2024 (E)	7,085,000	2,391,188

		5,951,163

Zambia - 0.9%
Zambia Government International Bond
5.38%, 09/20/2022 (A) (B)	5,310,000	5,072,112
8.97%, 07/30/2027 (A)	2,785,000	3,036,207

		8,108,319

Total Foreign Government Obligations (Cost $565,806,027)		570,817,559

	Shares	Value
COMMON STOCKS - 0.2%
Colombia - 0.2%
Frontera Energy Corp. (D)	46,678	1,395,588

United States - 0.0% (K)
NII Holdings, Inc. (B) (D)	193,157	84,989

Total Common Stocks (Cost $8,649,558)		1,480,577

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (L)	84,063,060	$ 84,063,060

Total Securities Lending Collateral (Cost $84,063,060)		84,063,060

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 0.12% (L), dated 10/31/2017, to be repurchased at $38,472,726 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.70%, due 05/15/2020, and with a value of $39,244,938.	$ 38,472,598	38,472,598

Total Repurchase Agreement (Cost $38,472,598)		38,472,598

Total Investments (Cost $1,001,183,875)		1,007,005,273
Net Other Assets (Liabilities) - (7.2)%		(67,238,761)

Net Assets - 100.0%		$ 939,766,512

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/30/2017	USD	13,514,210	ZAR	192,997,104	$—	$(60,502)
BOA	11/30/2017	USD	18,028,762	MXN	349,020,598	—	(76,549)
BOA	11/30/2017	USD	8,399,079	TRY	32,497,718	—	(92,283)
BOA	11/30/2017	PLN	16,277,292	USD	4,442,674	28,937	—
HSBC	11/30/2017	USD	4,080,616	HUF	1,093,645,897	—	(15,753)
SCB	11/03/2017	USD	3,936,763	BRL	12,900,378	—	(4,674)
SCB	11/03/2017	BRL	12,900,378	USD	4,072,089	—	(130,652)
TDB	11/30/2017	NZD	25,695,039	USD	17,554,208	18,633	—

Total						$47,570	$(380,413)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	56.7%	$570,817,559
Oil, Gas & Consumable Fuels	7.7	77,520,871
Banks	6.8	68,079,929
Metals & Mining	3.5	35,645,465
Electric Utilities	2.5	25,347,911
Chemicals	1.9	19,421,677
Food Products	1.8	17,951,612
Wireless Telecommunication Services	1.6	16,232,766
Transportation Infrastructure	1.3	13,549,933
Marine	0.7	7,271,574
Professional Services	0.7	6,629,687
Energy Equipment & Services	0.5	5,218,826
Construction & Engineering	0.5	4,673,904
Paper & Forest Products	0.4	4,015,615

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Commercial Services & Supplies	0.4%	$3,556,630
Diversified Telecommunication Services	0.3	2,755,201
Pharmaceuticals	0.2	2,485,580
Construction Materials	0.2	2,085,875
Multiline Retail	0.1	1,209,000

Investments, at Value	87.8	884,469,615
Short-Term Investments	12.2	122,535,658

Total Investments	100.0%	$1,007,005,273

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$312,171,479	$—	$312,171,479
Foreign Government Obligations	—	570,817,559	—	570,817,559
Common Stocks	1,480,577	—	—	1,480,577
Securities Lending Collateral	84,063,060	—	—	84,063,060
Repurchase Agreement	—	38,472,598	—	38,472,598

Total Investments	$85,543,637	$921,461,636	$—	$1,007,005,273

Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$47,570	$—	$47,570

Total Other Financial Instruments	$—	$47,570	$—	$47,570

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$(380,413)	$—	$(380,413)

Total Other Financial Instruments	$—	$(380,413)	$—	$(380,413)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $454,758,144, representing 48.4% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $82,234,054. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2017, the total value of such securities is $2,854,775, representing 0.3% of the Fund net assets.
(D)	Non-income producing securities.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $81,886,179, representing 8.7% of the Fund’s net assets.
(F)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Perpetual maturity. The date displayed is the next call date.
(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2017. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2017; the maturity dates disclosed are the ultimate maturity dates.
(J)	Percentage rounds to less than 0.01% or (0.01)%.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Rates disclosed reflect the yields at October 31, 2017.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Columbian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America, N.A.
HSBC	HSBC Bank USA
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank

PORTFOLIO ABBREVIATIONS:

ARPP7DRR	Argentina Central Bank 7-Day Repo Reference Rate
GDP	Gross Domestic Product
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Equity

(unaudited)

MARKET ENVIRONMENT

Most equity markets worldwide rallied in 2017 with data continuing to point to a healthy global economy. Emerging markets were strong over the 12-month period.

Against the positive backdrop, central bankers indicated that they want to gradually reduce their levels of monetary stimulus. The U.S. Federal Reserve (“Fed”) announced that it would start the process of quantitative tightening. Reducing the size of the central bank’s balance sheet will begin to reverse the quantitative easing, which has been supportive of asset prices since the global financial crisis. After raising interest rates once in December 2016 and twice in 2017, the Fed suggested that another rate rise is likely for December and forecasted three more in 2018, barring slower inflation. Similar to the Fed, the European Central Bank signaled a departure from easy money policies as well in announcing that while the large-scale purchases of eurozone government bonds will continue deep into 2018, the monthly amount would be reduced. Furthermore, the Bank of England raised interest rates to 0.5% from 0.25%.

As in the U.S., a main risk to the current Chinese growth cycle is tighter monetary policy. Over the longer term, China’s rising debt levels will likely continue to climb as both the private sector and local governments borrow heavily to finance growth. Government policies are focused on stable growth.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Emerging Markets Equity Class A returned 26.75%, excluding any sales charges. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 26.91%.

STRATEGY REVIEW

ClariVest Asset Management LLC employs a strategy of identifying and investing in firms entering or extending a fundamental growth cycle. We manage the strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as positive exposure to valuation (via such measures as earnings to price) relative to the benchmark.

The Fund performed in line with its benchmark for the period. Relative contributors were led by an overweight in information technology and strong stock selection in consumer discretionary and financials. On a country basis, holdings in South Korea, China and Brazil were the largest contributors.

Relative detractors included holdings in energy and, on a country basis, in India.

Top individual contributors included Geely Automobile Holdings, Ltd. (“Geely”), a Chinese auto manufacturer, and Kingboard Chemical Holdings, Ltd. (“Kingboard”), a Hong Kong-based laminates and industrial chemicals producer. Resilient demand driven by SUVs, new energy vehicles, and improved brand appeal, coupled with a strong product pipeline drove outperformance for Geely. Kingboard was helped by a strong outlook for its manufacturing segments and strength in its laminate and chemicals businesses.

Individual detractors included Indian automaker Tata Motors, Ltd. and China’s biggest oil and gas producer, PetroChina Co., Ltd. (“PetroChina”). Higher incentives amid increased competition and corporate governance concerns following the ouster of a board director weighed on Tata Motors, Ltd.’s share price. PetroChina suffered from falling global oil prices and regulator-imposed natural gas price cuts.

David R. Vaughn, CFA

Stacey Nutt

Alex Turner, CFA

Priyanshu Mutreja, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Repurchase Agreement	1.4
Securities Lending Collateral	0.5
Preferred Stock	0.4
Warrant	0.1
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	19.83%	3.02%	1.64%		04/30/2012
Class A (NAV)	26.75%	4.20%	2.69%		04/30/2012
MSCI Emerging Markets Index (A)	26.91%	5.21%	4.65%
Class C (POP)	24.97%	3.53%	2.03%		04/30/2012
Class C (NAV)	25.97%	3.53%	2.03%		04/30/2012
Class I (NAV)	27.20%	4.57%	3.04%		04/30/2012
Class I2 (NAV)	27.35%	4.67%	3.15%		04/30/2012
Class T1 (POP)	N/A	N/A	13.14	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	16.00	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	34.72	%(B)	12/16/2016

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 97.9%
Brazil - 8.0%
Banco Bradesco SA, ADR	68,522	$ 724,278
Banco do Brasil SA (A)	195,700	2,060,315
Banco Santander Brasil SA	117,185	1,024,872
Estacio Participacoes SA	184,800	1,656,890
Fibria Celulose SA	96,900	1,550,376
Fleury SA	65,600	579,136
Itau Unibanco Holding SA, ADR	103,116	1,320,916
Kroton Educacional SA	274,300	1,508,470
Lojas Renner SA	49,030	516,784
MRV Engenharia e Participacoes SA	397,100	1,535,571
Petroleo Brasileiro SA, ADR (A)	202,900	2,079,725
Qualicorp SA	198,800	2,126,983
Vale SA, ADR (A)	237,100	2,321,209

		19,005,525

Chile - 0.6%
Enel Americas SA, ADR	86,500	916,900
Enel Chile SA, ADR	83,030	489,047

		1,405,947

China - 28.5%
Agile Group Holdings, Ltd. (B)	898,000	1,307,622
Air China, Ltd., H Shares	638,000	607,627
Alibaba Group Holding, Ltd., ADR (A)	54,800	10,131,972
Bank of China, Ltd., Class H	7,045,000	3,512,838
China Cinda Asset Management Co., Ltd., Class H	1,423,000	552,682
China Communications Construction Co., Ltd., Class H	2,807,000	3,407,374
China Construction Bank Corp., Class H	5,856,000	5,224,416
China Petroleum & Chemical Corp., ADR	23,223	1,710,142
China Railway Group, Ltd., H Shares	2,188,000	1,758,500
China Shenhua Energy Co., Ltd., Class H	953,000	2,277,017
CIFI Holdings Group Co., Ltd.	1,548,000	863,153
Geely Automobile Holdings, Ltd.	975,000	3,018,208
Guangzhou Automobile Group Co., Ltd., Class H	1,022,000	2,541,441
Industrial & Commercial Bank of China, Ltd., Class H	2,386,000	1,893,165
JD.com, Inc., ADR (A)	53,900	2,022,328
KWG Property Holding, Ltd.	1,623,500	1,610,722
Lonking Holdings, Ltd.	1,274,000	571,564
Momo, Inc., ADR (A)	32,500	990,275
NetEase, Inc., ADR	7,719	2,176,141
PetroChina Co., Ltd., Class H	3,942,000	2,571,946
Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,544,000	920,296
Sinopharm Group Co., Ltd., Class H	199,200	891,132
Sunny Optical Technology Group Co., Ltd.	120,000	1,756,608
Tencent Holdings, Ltd.	322,500	14,460,289
Tianneng Power International, Ltd.	524,000	505,099
West China Cement, Ltd. (A)	4,570,000	726,382

		68,008,939

Hong Kong - 3.5%
Brilliance China Automotive Holdings, Ltd.	982,000	2,482,252
China Gas Holdings, Ltd.	332,000	1,008,588
China Mobile, Ltd.	131,000	1,315,642
China Overseas Land & Investment, Ltd.	392,000	1,271,259
Kingboard Chemical Holdings, Ltd.	263,800	1,563,918

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Nine Dragons Paper Holdings, Ltd.	443,000	$ 813,157

		8,454,816

Hungary - 1.3%
MOL Hungarian Oil & Gas PLC	103,016	1,233,606
OTP Bank PLC	43,444	1,752,003

		2,985,609

India - 5.7%
HDFC Bank, Ltd., ADR	35,361	3,263,820
ICICI Bank, Ltd., ADR	244,020	2,232,783
Infosys, Ltd., ADR (B)	45,740	679,239
State Bank of India, GDR	23,422	1,106,689
Tata Motors, Ltd., ADR (A)	125,435	4,109,251
Vedanta, Ltd., ADR	105,100	2,165,060

		13,556,842

Indonesia - 1.2%
Adaro Energy Tbk PT	5,784,200	778,334
Bank Central Asia Tbk PT	431,800	665,410
Telekomunikasi Indonesia Persero Tbk PT	4,807,300	1,428,455

		2,872,199

Malaysia - 4.0%
AirAsia Bhd.	641,800	506,345
CIMB Group Holdings Bhd.	1,595,600	2,314,157
Malayan Banking Bhd.	1,170,500	2,557,488
Malaysia Airports Holdings Bhd.	254,600	497,954
Petronas Chemicals Group Bhd.	1,351,300	2,352,447
Tenaga Nasional Bhd.	346,700	1,228,416

		9,456,807

Mexico - 3.9%
America Movil SAB de CV, Class L, ADR	220,400	3,773,248
Arca Continental SAB de CV	73,200	465,848
Fomento Economico Mexicano SAB de CV, ADR	15,100	1,325,025
Gruma SAB de CV, Class B	84,620	1,110,641
Grupo Financiero Banorte SAB de CV, Class O	368,600	2,184,097
Industrias Penoles SAB de CV	21,615	503,966

		9,362,825

Peru - 1.0%
Cia de Minas Buenaventura SAA, ADR	47,600	656,404
Credicorp, Ltd.	7,905	1,655,623

		2,312,027

Poland - 0.5%
KGHM Polska Miedz SA	36,525	1,233,739

Republic of Korea - 16.7%
CJ CheilJedang Corp.	1,810	591,297
Daelim Industrial Co., Ltd.	12,270	913,391
Hana Financial Group, Inc.	75,421	3,227,953
Hankook Tire Co., Ltd.	15,947	768,633
Hyundai Development Co.-Engineering & Construction	22,612	809,338
Industrial Bank of Korea	77,763	1,065,437
KB Financial Group, Inc.	84,238	4,391,038
Korean Air Lines Co., Ltd. (A)	22,595	638,311
KT&G Corp.	7,799	737,889
LG Electronics, Inc.	25,263	2,051,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea (continued)
Lotte Chemical Corp.	1,608	$ 530,331
POSCO, ADR	23,300	1,700,434
Samsung Electronics Co., Ltd.	6,084	14,955,448
SK Hynix, Inc.	74,134	5,439,206
SK Telecom Co., Ltd.	5,020	1,182,916
Woori Bank	57,002	834,411

		39,838,011

Republic of South Africa - 5.7%
Barclays Africa Group, Ltd.	133,142	1,319,673
FirstRand, Ltd.	347,368	1,259,136
Impala Platinum Holdings, Ltd. (A) (B)	194,337	539,079
Mondi, Ltd.	44,767	1,073,838
Naspers, Ltd., N Shares	26,964	6,569,957
Sanlam, Ltd.	167,354	836,844
Sappi, Ltd.	135,063	904,639
Standard Bank Group, Ltd.	97,189	1,127,327

		13,630,493

Russian Federation - 0.7%
Gazprom PJSC, ADR	377,134	1,616,019

Taiwan - 13.6%
Airtac International Group	56,000	907,044
Catcher Technology Co., Ltd.	221,000	2,344,866
CTBC Financial Holding Co., Ltd.	3,948,000	2,526,448
E Ink Holdings, Inc.	1,299,000	1,813,289
FLEXium Interconnect, Inc.	355,543	1,361,601
Foxconn Technology Co., Ltd.	361,910	1,153,187
Grand Pacific Petrochemical	798,000	604,596
Hiwin Technologies Corp.	261,000	2,613,505
Hon Hai Precision Industry Co., Ltd.	1,609,330	5,976,391
Merry Electronics Co., Ltd.	180,000	1,372,702
Pegatron Corp.	756,000	1,955,205
PharmaEngine, Inc.	149,504	840,230
Quanta Computer, Inc.	458,000	1,078,201
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	164,300	6,954,819
Winbond Electronics Corp.	1,227,000	1,061,845

		32,563,929

Thailand - 2.0%
GFPT PCL	760,300	423,406
Kasikornbank PCL	136,200	934,786
PTT Global Chemical PCL	492,500	1,186,032
PTT PCL	132,900	1,680,253
Supalai PCL	876,200	648,842

		4,873,319

	Shares	Value
COMMON STOCKS (continued)
Turkey - 1.0%
Arcelik AS	65,473	$ 357,607
Tekfen Holding AS	424,793	1,434,434
Turkiye Garanti Bankasi AS	236,963	651,507

		2,443,548

Total Common Stocks (Cost $181,530,638)		233,620,594

PREFERRED STOCK - 0.4%
Brazil - 0.4%
Itausa - Investimentos Itau SA 5.60%(C)	344,000	1,102,045

Total Preferred Stock (Cost $841,346)		1,102,045

WARRANT - 0.1%
Thailand - 0.1%
Supalai Public Co. (A) Exercise Price THB 6.08 Expiration Date 10/19/2018	219,050	135,835

Total Warrant (Cost $107,262)		135,835

SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	1,255,374	1,255,374

Total Securities Lending Collateral (Cost $1,255,374)		1,255,374

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $3,382,084 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $3,452,217.	$ 3,382,073	3,382,073

Total Repurchase Agreement (Cost $3,382,073)		3,382,073

Total Investments (Cost $187,116,693)		239,495,921
Net Other Assets (Liabilities) - (0.3)%		(808,739)

Net Assets - 100.0%		$ 238,687,182

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	21.2%	$50,673,495
Internet Software & Services	11.6	27,758,677
Technology Hardware, Storage & Peripherals	9.0	21,486,907
Oil, Gas & Consumable Fuels	5.8	13,947,042
Electronic Equipment, Instruments & Components	5.8	13,844,509
Semiconductors & Semiconductor Equipment	5.6	13,455,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Automobiles	5.1%	$12,151,152
Metals & Mining	3.8	9,119,891
Construction & Engineering	3.5	8,323,037
Media	2.7	6,569,957
Wireless Telecommunication Services	2.6	6,271,806
Real Estate Management & Development	2.4	5,837,433
Chemicals	2.3	5,593,702
Paper & Forest Products	1.8	4,342,010
Machinery	1.7	4,092,113
Household Durables	1.7	3,945,156
Health Care Providers & Services	1.5	3,597,251
Diversified Consumer Services	1.3	3,165,360
Electric Utilities	1.1	2,634,363
Food Products	0.9	2,125,344
Internet & Direct Marketing Retail	0.9	2,022,328
Beverages	0.8	1,790,873
Airlines	0.7	1,752,283
Diversified Telecommunication Services	0.6	1,428,455
Auto Components	0.5	1,273,732
Diversified Financial Services	0.5	1,259,136
Gas Utilities	0.4	1,008,588
Biotechnology	0.4	840,230
Insurance	0.4	836,844
Tobacco	0.3	737,889
Construction Materials	0.3	726,382
IT Services	0.3	679,239
Capital Markets	0.2	552,682
Multiline Retail	0.2	516,784
Transportation Infrastructure	0.2	497,954

Investments, at Value	98.1	234,858,474
Short-Term Investments	1.9	4,637,447

Total Investments	100.0%	$239,495,921

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$71,838,607	$161,781,987	$—	$233,620,594
Preferred Stock	1,102,045	—	—	1,102,045
Warrant	—	135,835	—	135,835
Securities Lending Collateral	1,255,374	—	—	1,255,374
Repurchase Agreement	—	3,382,073	—	3,382,073

Total Investments	$74,196,026	$165,299,895	$—	$239,495,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,203,270. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATION:

THB	Thai Baht

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

(unaudited)

MARKET ENVIRONMENT

2017 was firmly positive for investors in the U.S. equity and corporate bond markets. The trailing 12-month period ended October 31, 2017, began with an outcome in the U.S. federal elections that led investors to bid up prices in anticipation of faster economic growth and more pro-business friendly fiscal and regulatory policies. The U.S. economy continued a pace of relatively modest growth for the fourth calendar quarter of 2016 and the first calendar quarter of 2017 before accelerating in the second quarter of 2017 as the headwinds in inventory reduction and net exports faded. Housing, employment, and business confidence surveys in particular helped both actual economic production and perceptions that the U.S. economy is in a steady growth scenario.

Further helping U.S. corporate financial health, particularly exporters, was a new story in 2017 of stronger economic growth in many foreign countries with many economic indicators in Europe showing buoyancy for the first time in years. This outcome is the result of the European Central Bank’s bond buying program, the impact of the end of previous fiscal austerity initiatives, and the economy’s resilience against the uncertainty of the upcoming exit of the United Kingdom from the European Union. The fall in the U.S. dollar as the European economy showed more upside surprise also boosted U.S. exports as the U.S. Dollar Index, an index of the U.S. dollar against a trade-weighted basket of foreign currencies, fell during the year.

Outcomes in the fixed income markets varied depending on the product. While investors in the Bloomberg Barclays US Aggregate Bond Index received a modest return on the year, investors in high yield bonds faired considerably better as positive corporate earnings and a healthy financing environment compressed spreads in addition to the relatively attractive coupons offered by corporate bonds.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Event Driven Class I2 returned 6.55%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.07%.

STRATEGY REVIEW

Transamerica Event Driven follows a multi–asset strategy driven by proprietary fundamental research to identify catalysts and mispricing in corporate capital structures and to monetize volatility increases as they occur around macroeconomic events. The Fund will express long or short exposures utilizing a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants.

The Fund’s exposure to corporate high yield debt and convertible bonds performed well during the year. The Fund, however, did not fully benefit from positions in many special situations as the new presidency with an aggressive agenda of healthcare reforms, tax cuts and corporate cash repatriation created a “wait and see” approach with many companies. Additionally, low volatility across the globe provided fewer opportunities to exploit mispricing in valuations. Given this backdrop, many of our event positions did not yet occur and the Fund lost on its portfolio hedges as the market trended higher.

Positive performance contribution came from several positions including the Fund’s position in Altaba, Inc. (Yahoo) convertible bonds that benefited as the equity rallied due to the prospect of corporate tax cuts. Additionally, the Fund’s exposure to Clovis Oncology, Inc. (no longer held at period end), a biopharma focusing on anti-cancer drugs, contributed positively as the company showed positive clinical data for its ovarian cancer treatment. The Fund’s long equity position in Japanese automaker Suzuki Motor Corp. rose sharply as the market re-evaluated their accelerating growth prospects in India.

One of the Fund’s bottom performers was regional bank KeyCorp (no longer held at period end), which was unable to benefit from a good environment for U.S. banks. Another bottom performer was a long position in Finisar Corp., a provider of fiber optic equipment. A disappointing earnings report led us to conclude that growth prospects for the company were delayed into 2018, so the position was sold.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Odell Lambroza

Tracy V. Maitland

Co-Portfolio Managers

Advent Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Convertible Bonds	43.5%
Common Stocks	31.2
Corporate Debt Securities	17.4
Repurchase Agreement	13.7
Securities Lending Collateral	2.2
Master Limited Partnership	1.1
Exchange-Traded Options Purchased	0.7
Common Stocks Sold Short	(11.0)
Net Other Assets (Liabilities)^	1.2
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class I (NAV)	N/A	7.19	%(B)	11/11/2016
Class I2 (NAV)	6.55%	1.89%		03/31/2015
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.07%	1.05%
Advisor Class (NAV)	N/A	4.04	%(B)	12/16/2016

(A) The BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of your investment may be more volatile to the extent that the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 31.2%
Aerospace & Defense - 1.4%
General Dynamics Corp.	5,969	$ 1,211,588

Auto Components - 0.3%
Goodyear Tire & Rubber Co.	10,072	308,102

Automobiles - 3.1%
General Motors Co.	27,735	1,192,051
Suzuki Motor Corp.	29,900	1,623,785

		2,815,836

Banks - 0.8%
Bank of America Corp.	15,000	410,850
Comerica, Inc.	3,750	294,637

		705,487

Biotechnology - 0.6%
Celgene Corp. (A)	2,250	227,183
Flexion Therapeutics, Inc. (A) (B)	15,300	336,753

		563,936

Capital Markets - 1.3%
Morgan Stanley	22,500	1,125,000

Chemicals - 1.0%
OCI NV (A)	37,800	896,698

Construction & Engineering - 2.2%
Vinci SA	19,835	1,941,958

Construction Materials - 0.8%
Buzzi Unicem SpA	15,000	418,123
Martin Marietta Materials, Inc.	1,520	329,612

		747,735

Consumer Finance - 1.4%
Synchrony Financial	37,500	1,223,250

Diversified Financial Services - 1.1%
ORIX Corp.	59,500	1,014,386

Energy Equipment & Services - 0.2%
TechnipFMC PLC (A)	5,650	153,610

Food Products - 0.7%
Ezaki Glico Co., Ltd.	11,000	608,504

Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Corp. (A)	30,000	388,500

Household Products - 0.4%
Spectrum Brands Holdings, Inc. (B)	3,375	370,980

Industrial Conglomerates - 1.6%
Seibu Holdings, Inc.	46,500	825,676
Siemens AG	4,336	622,791

		1,448,467

IT Services - 1.3%
Visa, Inc., Class A	10,500	1,154,790

Machinery - 3.5%
Dover Corp.	4,500	429,705
Minebea Mitsumi, Inc.	88,200	1,599,476
Mitsubishi Heavy Industries, Ltd.	21,600	839,456
SMC Corp.	800	304,226

		3,172,863

Metals & Mining - 0.1%
B2Gold Corp. (A)	37,000	93,610

Multiline Retail - 2.7%
Don Quijote Holdings Co., Ltd.	18,500	770,393

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail (continued)
Wal-Mart Stores, Inc.	19,293	$ 1,684,472

		2,454,865

Oil, Gas & Consumable Fuels - 1.3%
PDC Energy, Inc. (A)	11,250	572,962
Renewable Energy Group, Inc. (A) (B)	18,750	226,875
Scorpio Tankers, Inc.	22,500	80,100
WPX Energy, Inc. (A)	22,500	253,800

		1,133,737

Pharmaceuticals - 0.3%
Novartis AG, ADR	3,320	274,166

Real Estate Management & Development - 1.6%
Mitsui Fudosan Co., Ltd.	47,700	1,101,624
Nexity SA (A)	6,000	368,675

		1,470,299

Semiconductors & Semiconductor Equipment - 1.3%
Micron Technology, Inc. (A)	21,000	930,510
Veeco Instruments, Inc. (A)	15,000	270,750

		1,201,260

Software - 0.4%
Oracle Corp.	7,500	381,750

Specialty Retail - 1.4%
Fnac Darty SA (A)	3,890	367,667
Lowe’s Cos., Inc.	11,250	899,437

		1,267,104

Total Common Stocks (Cost $27,585,750)		28,128,481

MASTER LIMITED PARTNERSHIP - 1.1%
Capital Markets - 1.1%
Lazard, Ltd., Class A	22,500	1,069,650

Total Master Limited Partnership (Cost $1,001,116)		1,069,650

	Principal	Value
CONVERTIBLE BONDS - 43.5%
Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc.
2.25%, 06/01/2022 (B)	$ 572,000	665,665

Airlines - 1.6%
ANA Holdings, Inc.
Zero Coupon, 09/19/2024 (C)	JPY 150,000,000	1,400,004

Auto Components - 0.9%
NHK Spring Co., Ltd. Zero Coupon, 09/20/2019 (C)	$ 750,000	838,125

Biotechnology - 1.3%
BioMarin Pharmaceutical, Inc. 0.75%, 10/15/2018 (D)	1,125,000	1,186,172

Capital Markets - 1.8%
Bagan Capital, Ltd. Zero Coupon, 09/23/2021 (C)	1,500,000	1,635,000

Chemicals - 4.1%
Kansai Paint Co., Ltd. Zero Coupon, 06/17/2022 (C)	JPY 130,000,000	1,265,929

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CONVERTIBLE BONDS (continued)
Chemicals (continued)
Mitsubishi Chemical Holdings Corp. Zero Coupon, 03/30/2022 - 03/29/2024 (C)	JPY 240,000,000	$ 2,398,312

		3,664,241

Commercial Services & Supplies - 3.2%
Siem Industries, Inc. 2.25%, 06/02/2021 (C) (D)	EUR 1,500,000	2,874,266

Construction & Engineering - 1.8%
China Railway Construction Corp., Ltd. Zero Coupon, 01/29/2021 (C)	$ 1,500,000	1,653,780

Construction Materials - 1.3%
Cemex SAB de CV 3.72%, 03/15/2020 (D)	1,127,000	1,198,142

Diversified Telecommunication Services - 3.1%
Inmarsat PLC 3.88%, 09/09/2023 (C) (D)	2,600,000	2,782,000

Electronic Equipment, Instruments & Components - 0.9%
Hon Hai Precision Industry Co., Ltd. 0.01%, 11/06/2022 (C)	800,000	800,000

Hotels, Restaurants & Leisure - 4.1%
China Lodging Group, Ltd.
0.38%, 11/01/2022 (E)	1,340,000	1,366,157
0.38%, 11/01/2022 (E) (F) (G)	1,340,000	1,355,798
NH Hotel Group SA 4.00%, 11/08/2018 (C)	EUR 700,000	986,791

		3,708,746

Household Durables - 1.7%
Sony Corp. Series 6, Zero Coupon, 09/30/2022	JPY 150,000,000	1,553,362

Internet Software & Services - 10.0%
Altaba, Inc. Zero Coupon, 12/01/2018 (D)	$ 5,051,000	6,945,125
Zillow Group, Inc. 2.00%, 12/01/2021 (D) (E)	1,875,000	2,055,469

		9,000,594

Metals & Mining - 2.6%
Aperam SA 0.63%, 07/08/2021 (C)	1,400,000	1,865,500
Pretium Resources, Inc. 2.25%, 03/15/2022 (E)	469,000	479,845

		2,345,345

Oil, Gas & Consumable Fuels - 1.6%
Chesapeake Energy Corp. 5.50%, 09/15/2026 (E)	525,000	464,953
Scorpio Tankers, Inc. 2.38%, 07/01/2019 (D) (E)	1,125,000	1,005,469

		1,470,422

Pharmaceuticals - 1.8%
Jazz Investments I, Ltd. 1.88%, 08/15/2021 (B) (D)	1,556,000	1,600,735

	Principal	Value
CONVERTIBLE BONDS (continued)
Semiconductors & Semiconductor Equipment - 1.0%
Cypress Semiconductor Corp. 4.50%, 01/15/2022 (D)	$ 685,000	$ 921,325

Total Convertible Bonds (Cost $38,191,786)		39,297,924

CORPORATE DEBT SECURITIES - 17.4%
Commercial Services & Supplies - 1.1%
Ahern Rentals, Inc. 7.38%, 05/15/2023 (D) (E)	1,042,000	953,430

Diversified Financial Services - 2.6%
Haitong International Securities Group, Ltd. Zero Coupon, 10/25/2021 (C)	HKD 18,000,000	2,364,960

Food Products - 1.3%
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (D) (E)	$ 1,125,000	1,170,000

Health Care Equipment & Supplies - 0.8%
Greatbatch, Ltd. 9.13%, 11/01/2023 (E)	700,000	757,750

Hotels, Restaurants & Leisure - 1.7%
Silversea Cruise Finance, Ltd. 7.25%, 02/01/2025 (D) (E)	956,000	1,025,310
Viking Cruises, Ltd. 6.25%, 05/15/2025 (E)	525,000	543,375

		1,568,685

Internet Software & Services - 3.4%
Weibo Corp. 1.25%, 11/15/2022 (E)	2,927,000	3,051,397

Metals & Mining - 2.4%
Big River Steel LLC / BRS Finance Corp. 7.25%, 09/01/2025 (D) (E)	750,000	804,375
U.S. Steel Corp. 6.88%, 08/15/2025 (D)	1,358,000	1,377,521

		2,181,896

Oil, Gas & Consumable Fuels - 0.3%
Consol Mining Corp. 11.00%, 11/15/2025 (E) (F)	225,000	230,625

Specialty Retail - 1.7%
Staples, Inc. 8.50%, 09/15/2025 (E)	265,000	233,863
Zhongsheng Group Holdings, Ltd. Zero Coupon, 10/25/2018 (C)	HKD 10,000,000	1,293,037

		1,526,900

Wireless Telecommunication Services - 2.1%
Sprint Corp. 7.88%, 09/15/2023 (D)	$ 1,684,000	1,881,870

Total Corporate Debt Securities (Cost $15,245,925)		15,687,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (H)	1,961,755	$ 1,961,755

Total Securities Lending Collateral (Cost $1,961,755)		1,961,755

	Principal	Value
REPURCHASE AGREEMENT - 13.7%
Fixed Income Clearing Corp., 0.12% (H), dated 10/31/2017, to be repurchased at $12,327,254 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.63%, due 08/15/2020, and with a value of $12,575,906.	$ 12,327,213	12,327,213

Total Repurchase Agreement (Cost $12,327,213)		12,327,213

Total Investments Excluding Purchased Options (Cost $96,313,545)		98,472,536
Total Purchased Options - 0.7% (Cost $703,879)		583,390

Total Investments (Cost $97,017,424)		99,055,926

	Shares	Value
SECURITIES SOLD SHORT - (11.0)%
COMMON STOCKS - (11.0)%
Airlines - (0.2)%
ANA Holdings, Inc.	(4,400)	(168,176)

Biotechnology - (0.5)%
BioMarin Pharmaceutical, Inc.	(5,775)	(474,070)

Chemicals - (0.1)%
Kansai Paint Co., Ltd.	(4,300)	(109,934)

Communications Equipment - (0.0)% (I)
Juniper Networks, Inc.	(750)	(18,623)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Diversified Telecommunication Services - (0.8)%
Inmarsat PLC	(89,810)	$ (724,767)

Energy Equipment & Services - (2.2)%
Subsea 7 SA	(123,131)	(1,943,894)

Hotels, Restaurants & Leisure - (0.2)%
China Lodging Group, Ltd., ADR	(1,483)	(198,559)

Internet Software & Services - (4.8)%
Alibaba Group Holding, Ltd., ADR	(3,750)	(693,337)
Altaba, Inc.	(44,132)	(3,094,536)
Weibo Corp., ADR	(3,075)	(284,899)
Zillow Group, Inc., Class C	(6,750)	(278,640)

		(4,351,412)

Metals & Mining - (0.8)%
APERAM SA	(12,362)	(651,882)
Freeport-McMoRan, Inc.	(1,500)	(20,970)
Pretium Resources, Inc.	(7,500)	(84,525)

		(757,377)

Pharmaceuticals - (0.4)%
Jazz Pharmaceuticals PLC	(2,385)	(337,549)

Semiconductors & Semiconductor Equipment - (0.8)%
Cypress Semiconductor Corp.	(16,027)	(254,188)
NVIDIA Corp.	(2,225)	(460,152)

		(714,340)

Specialty Retail - (0.2)%
Zhongsheng Group Holdings, Ltd.	(65,000)	(133,476)

Total Common Stocks (Proceeds $9,969,751)		(9,932,177)

Total Securities Sold Short (Proceeds $9,969,751)		(9,932,177)
Net Other Assets (Liabilities) - 1.2%		1,121,509

Net Assets - 100.0%		$ 90,245,258

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - AbbVie, Inc.	USD	87.50	11/17/2017	USD	676,875	75	$13,912	$27,300
Call - Advanced Micro Devices, Inc.	USD	15.00	11/03/2017	USD	413,224	376	17,446	376
Call - Cemex SAB de CV (G)	USD	9.00	11/17/2017	USD	608,250	750	6,319	1,500
Call - Dover Corp.	USD	90.00	11/17/2017	USD	859,410	90	42,825	51,750
Call - Flexion Therapeutics, Inc.	USD	30.00	11/17/2017	USD	290,532	132	25,672	1,056
Call - FNF Group	USD	35.00	11/17/2017	USD	561,300	150	16,500	37,500
Call - Freeport-McMoRan, Inc.	USD	15.50	11/03/2017	USD	524,250	375	14,601	375
Call - General Motors Co.	USD	45.00	11/17/2017	USD	322,350	75	13,500	1,575
Call - Morgan Stanley	USD	49.50	11/03/2017	USD	2,440,000	488	62,108	48,800
Call - NVIDIA Corp.	USD	200.00	11/03/2017	USD	4,136,200	200	66,905	144,400
Call - Oracle Corp.	USD	49.00	11/03/2017	USD	188,330	37	4,810	7,844
Call - PACCAR, Inc.	USD	70.00	11/17/2017	USD	545,148	76	32,625	19,380
Call - PayPal Holdings, Inc.	USD	70.00	11/17/2017	USD	1,625,344	224	45,610	69,664
Call - Target Corp.	USD	62.00	11/03/2017	USD	442,800	75	12,079	225
Call - Twitter, Inc.	USD	20.50	11/03/2017	USD	1,160,906	563	79,822	20,831
Call - Wal-Mart Stores, Inc.	USD	87.50	11/03/2017	USD	654,825	75	11,380	3,750
Put - Alibaba Group Holding, Ltd.	USD	175.00	11/10/2017	USD	702,582	38	14,189	8,740

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

EXCHANGE-TRADED OPTIONS PURCHASED (continued):

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - Bank of America Corp.	USD	27.50	11/03/2017	USD	410,850	150	$4,350	$4,650
Put - Bank of America Corp.	USD	27.50	11/10/2017	USD	821,700	300	10,890	12,600
Put - Cemex SAB de CV	USD	8.00	11/17/2017	USD	304,125	375	9,656	4,875
Put - Comerica, Inc.	USD	75.00	11/17/2017	USD	290,709	37	2,283	1,665
Put - Community Health Systems, Inc.	USD	5.50	11/03/2017	USD	354,000	600	28,106	12,000
Put - Crown Castle International Corp. (G)	USD	97.50	11/17/2017	USD	803,100	75	9,600	1,500
Put - Dover Corp.	USD	90.00	11/17/2017	USD	716,175	75	2,250	1,875
Put - Flexion Therapeutics, Inc.	USD	20.00	11/17/2017	USD	330,150	150	12,413	6,750
Put - General Dynamics Corp.	USD	195.00	11/17/2017	USD	710,430	35	3,378	2,275
Put - General Motors Co.	USD	41.00	11/10/2017	USD	644,700	150	3,058	1,950
Put - General Motors Co.	USD	42.50	11/03/2017	USD	967,050	225	11,684	6,300
Put - Lowe’s Cos., Inc. (G)	USD	78.00	11/10/2017	USD	895,440	112	5,824	5,824
Put - Morgan Stanley	USD	48.50	11/03/2017	USD	3,000,000	600	12,696	6,600
Put - Morgan Stanley	USD	49.00	11/03/2017	USD	1,125,000	225	5,475	4,500
Put - Oracle Corp.	USD	50.00	11/03/2017	USD	381,750	75	1,350	375
Put - SPDR S&P 500 ETF Trust	USD	252.00	11/03/2017	USD	11,571,750	450	22,950	4,050
Put - SPDR S&P 500 ETF Trust	USD	253.00	11/10/2017	USD	9,643,125	375	15,750	15,000
Put - SPDR S&P 500 ETF Trust	USD	256.50	11/01/2017	USD	12,548,920	488	21,960	9,760
Put - Synchrony Financial	USD	32.00	11/03/2017	USD	489,300	150	2,400	1,500
Put - Veeco Instruments, Inc.	USD	19.00	11/17/2017	USD	270,750	150	15,113	22,875
Put - Visa, Inc.	USD	106.00	11/10/2017	USD	824,850	75	2,224	1,500
Put - Wal-Mart Stores, Inc.	USD	85.00	11/03/2017	USD	1,964,475	225	5,126	1,125
Put - Wal-Mart Stores, Inc.	USD	85.00	11/10/2017	USD	654,825	75	3,450	2,325
Put - Walt Disney Co.	USD	94.00	11/10/2017	USD	733,575	75	8,830	4,275
Put - Zillow Group, Inc.	USD	40.00	11/03/2017	USD	309,600	75	2,760	2,175

Total							$703,879	$583,390

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (J)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
FireEye, Inc., 1.63%, 06/01/2035	CITI	Pay	Monthly/ Semi-Annually	03/13/2018	USD	—	398,264	$156,875	$262,964	$(106,089)
Twitter, Inc., 1.00%, 09/15/2021	CITI	Pay	Monthly/Semi-Annually	03/08/2018	USD	—	314,667	1,155	209,436	(208,281)

Total								$158,030	$472,400	$(314,370)

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(58)	12/29/2017	$ (6,809,970)	$ (6,796,875)	$ 13,095	$ —

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	11/13/2017	JPY	34,000,000	USD	303,553	$—	$(4,369)
SSB	11/30/2017	USD	9,124,777	EUR	7,840,400	3,840	(27,081)
SSB	11/30/2017	USD	3,718,391	HKD	29,000,000	257	(640)
SSB	11/30/2017	USD	15,567,147	JPY	1,773,544,000	767	(51,811)
SSB	11/30/2017	EUR	500,000	USD	583,052	338	—

Total						$5,202	$(83,901)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$14,671,433	$13,457,048	$—	$28,128,481
Master Limited Partnership	1,069,650	—	—	1,069,650
Convertible Bonds	—	39,297,924	—	39,297,924
Corporate Debt Securities	—	15,687,513	—	15,687,513
Securities Lending Collateral	1,961,755	—	—	1,961,755
Repurchase Agreement	—	12,327,213	—	12,327,213
Exchange-Traded Options Purchased	583,390	—	—	583,390

Total Investments	$18,286,228	$80,769,698	$—	$99,055,926

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$158,030	$—	$158,030
Futures Contracts (L)	13,095	—	—	13,095
Forward Foreign Currency Contracts (L)	—	5,202	—	5,202

Total Other Financial Instruments	$13,095	$163,232	$—	$176,327

LIABILITIES
Securities Sold Short
Common Stocks	$(6,924,815)	$(3,007,362)	$—	$(9,932,177)

Total Securities Sold Short	$(6,924,815)	$(3,007,362)	$—	$(9,932,177)

Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(83,901)	$—	$(83,901)

Total Other Financial Instruments	$—	$(83,901)	$—	$(83,901)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,918,554. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $22,157,704, representing 24.6% of the Fund’s net assets.
(D)	All or a portion of these securities have been segregated by the custodian as collateral for open exchange-traded options and securities sold short transactions. The total value of such securities is $22,429,552.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $15,497,816, representing 17.2% of the Fund’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, total value of securities is $1,364,622, representing 1.5% of the Fund’s net assets.
(H)	Rates disclosed reflect the yields at October 31, 2017.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

CURRENCY ABBREVIATIONS:

EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank N.A.
SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

(unaudited)

MARKET ENVIRONMENT

Last November, we wrote the fiscal year was “not completely unlike any other 12 month period in the post-crisis era.” The 12 months since then have been, perhaps, the most stunningly divergent in the years since the great recession. A synchronized global recovery is well-underway. The U.S. Federal Reserve (“Fed”) has been raising interest rates and shrinking its balance sheet. The Trump era has taken geopolitical volatility to new heights, while equity market volatility reached historical lows. Stocks hit record highs, credit spreads compressed, and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, healthcare, and regulation remained just that, promises.

Risk assets and spread products had a very good year as spreads tightened markedly, largely driven by a price-supportive supply/demand environment. The investment grade corporate bond market continued to outperform duration-matched U.S. Treasuries; all major sectors generating strong performance with commodity-related issuers contributed significantly. At the broader sector level, financials outperformed industrials and utilities. Within structured products, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the top performers during the trailing 12 months ended October 31, 2017, and Agency residential mortgage-backed securities (“RMBS”) lagged.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Flexible Income Class A returned 4.12%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 0.90%.

STRATEGY REVIEW

Spread compression was the largest active contributor to performance, as risk assets rallied steadily during most of the period. Coupon carry also generated a significant contribution as well, with higher yielding securities generally contributing more to returns than those with lower coupons. The Fund’s shorter than benchmark duration posture also aided returns in the period, as yields across the Treasury curve have risen since the election. This increase hurt longer maturity securities more than those with shorter maturities.

At the asset class level, an overweight to high yield, investment grade corporates, and off-index non-Agency residential mortgage-backed securities holdings drove active returns. An overweight to B and BBB-rated bonds were notable contributors to performance. Structured credits in ABS and CMBS were also additive to returns in the period. Allocation to non-US sovereign bonds was a negligible detractor.

Brian W. Westhoff, CFA

James K. Schaeffer, Jr.

Doug Weih, CFA

Bradley D. Doyle, CFA

Jeremy Mead, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	4.92
Duration †	3.41

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	10.9%
AAA	4.6
AA	4.9
A	20.4
BBB	34.9
BB	8.1
B	10.8
CCC and Below	5.1
Not Rated	6.8
Net Other Assets (Liabilities)	(6.5)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(0.78)%	2.64%	4.47%		06/29/1987
Class A (NAV)	4.12%	3.64%	4.98%		06/29/1987
Bloomberg Barclays US Aggregate Bond Index (A)	0.90%	2.04%	4.19%
Class B (POP)	(1.80)%	2.58%	4.31%		10/01/1995
Class B (NAV)	3.20%	2.76%	4.31%		10/01/1995
Class C (POP)	2.41%	2.93%	4.28%		11/11/2002
Class C (NAV)	3.41%	2.93%	4.28%		11/11/2002
Class I (NAV)	4.54%	3.95%	6.12%		11/30/2009
Class I2 (NAV)	4.65%	4.06%	5.44%		11/08/2004
Class R6 (NAV)	4.65%	N/A	3.69%		05/29/2015
Class T1 (POP)	N/A	N/A	1.13	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	3.77	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	5.85	%(B)	12/16/2016

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks such as high-yield/high-risk bonds and is subject to greater levels of liquidity risk. These risks are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 12.1%
Apidos CLO XIX Series 2014-19A, Class CR, 3-Month LIBOR + 2.20%, 3.55% (A), 10/17/2026 (B)	$ 1,000,000	$ 1,004,792
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 0.00%(A) (C), 07/18/2027 (B) (D)	525,000	525,000
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (B)	496,218	496,017
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (B)	2,355,874	2,360,625
CIFC Funding, Ltd. Series 2012-2A, Class A3R, 3-Month LIBOR + 2.70%, 4.02% (A), 12/05/2024 (B)	1,980,000	1,986,756
Countrywide Asset-Backed Certificates Series 2002-S3, Class A5, 4.93% (A), 05/25/2032	111,024	110,854
Series 2006-6, Class 2A3, 1-Month LIBOR + 0.28%, 1.52% (A), 09/25/2036	1,271,841	1,266,738
Diamond Resorts Owner Trust
Series 2013-1, Class A,
1.95%, 01/20/2025 (B)	98,183	97,744
Series 2013-2, Class A,
2.27%, 05/20/2026 (B)	339,440	338,188
Series 2014-1, Class A,
2.54%, 05/20/2027 (B)	184,324	182,630
Golub Capital Partners CLO, Ltd. Series 2017-34A, Class A1, 3-Month LIBOR + 1.85%, 3.16% (A), 03/08/2029 (B)	530,000	530,787
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class CT1, 3.61%, 10/15/2048 (B)	605,000	601,400
GSAA Home Equity Trust Series 2006-1, Class A3, 1-Month LIBOR + 0.33%, 1.57% (A), 01/25/2036	1,931,261	1,443,263
GSAMP Trust Series 2006-HE1, Class A2D, 1-Month LIBOR + 0.31%, 1.55% (A), 01/25/2036	800,961	800,231
Hilton Grand Vacations Trust Series 2013-A, Class A, 2.28%, 01/25/2026 (B)	100,907	100,441
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (B)	2,036,927	2,139,015
Lehman XS Trust Series 2005-8, Class 1A3, 1-Month LIBOR + 0.35%, 1.59% (A), 12/25/2035	1,912,038	1,393,147

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Residential Advanced Receivables Trust
Series 2016-T2, Class BT2,
3.02%, 10/15/2049 (B)	$ 425,000	$ 424,078
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (B)	650,000	649,060
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (B)	900,000	896,999
Series 2017-T1, Class CT1,
3.71%, 02/15/2051 (B)	1,622,000	1,623,313
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (B)	2,900,000	2,887,086
OCP CLO, Ltd. Series 2014-7A, Class A2AR, 3-Month LIBOR + 1.40%, 2.76% (A), 10/20/2026 (B)	500,000	499,497
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (B)	1,000,000	1,002,250
Series 2016-T2, Class CT2,
3.81%, 08/16/2049 (B)	1,600,000	1,607,904
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (B)	563,831	559,113
Series 2016-A, Class A,
2.61%, 03/08/2029 (B)	1,326,551	1,324,620
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class A4, 1-Month LIBOR + 0.32%, 1.56% (A), 02/25/2036	182,579	182,422
SBA Tower Trust Series 2014-1A, Class C, 2.90% (A), 10/15/2044 (B)	3,245,000	3,270,073
Sierra Timeshare Receivables Funding LLC Series 2014-1A, Class A, 2.07%, 03/20/2030 (B)	89,500	89,349
SoFi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (B)	1,573,106	1,592,253
Soundview Home Loan Trust Series 2006-3, Class A3, 1-Month LIBOR + 0.16%, 1.40% (A), 11/25/2036	2,074,859	2,016,549
Spirit Master Funding LLC
Series 2014-1A, Class A2,
5.37%, 07/20/2040 (B)	1,300,000	1,353,475
Series 2014-3A, Class A,
5.74%, 03/20/2042 (B)	4,047,346	4,206,980
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	1,249,221	1,255,737
SPS Servicer Advance Receivables Trust Series 2016-T1, Class CT1, 3.32%, 11/16/2048 (B)	1,450,000	1,441,378
STORE Master Funding I LLC Series 2015-1A, Class A1, 3.75%, 04/20/2045 (B)	3,787,063	3,835,882
STORE Master Funding LLC Series 2013-3A, Class A2, 5.21%, 11/20/2043 (B)	628,300	663,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
THL Credit Wind River CLO, Ltd. Series 2014-1A, Class CR, 3-Month LIBOR + 2.25%, 3.60% (A), 04/18/2026 (B)	$ 2,000,000	$ 2,006,486
TICP CLO, Ltd. Series 2014-3A, Class B1R, 3-Month LIBOR + 1.60%, 2.96% (A), 01/20/2027 (B)	1,250,000	1,249,991
Towd Point Mortgage Trust Series 2017-1, Class A1, 2.75% (A), 10/25/2056 (B)	1,324,190	1,328,816
Truman Capital Mortgage Loan Trust Series 2005-1, Class A, 1-Month LIBOR + 0.43%, 1.67% (A), 03/25/2037 (B)	153,363	152,392
Welk Resorts LLC Series 2015-AA, Class A, 2.79%, 06/16/2031 (B)	1,433,421	1,423,596
Westgate Resorts LLC Series 2015-1A, Class A, 2.75%, 05/20/2027 (B)	267,397	267,822

Total Asset-Backed Securities (Cost $50,596,832)		53,188,649

CORPORATE DEBT SECURITIES - 57.9%
Aerospace & Defense - 0.4%
Bombardier, Inc. 4.75%, 04/15/2019 (B)	670,000	681,725
7.50%, 03/15/2025 (B)	430,000	443,975
Embraer Netherlands Finance BV 5.40%, 02/01/2027	690,000	739,335

		1,865,035

Airlines - 2.2%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	654,223	736,001
American Airlines Pass-Through Trust 4.00%, 01/15/2027	2,891,761	3,003,961
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	236,991	250,926
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	1,803,359	1,884,637
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	869,741	948,018
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,828,140	1,887,554
US Airways Pass-Through Trust 3.95%, 05/15/2027	354,442	368,176
Virgin Australia Pass-Through Trust 5.00%, 04/23/2025 (B)	487,062	509,565

		9,588,838

Automobiles - 0.6%
Ford Motor Co. 4.35%, 12/08/2026 (E)	1,281,000	1,334,871
General Motors Co. 4.88%, 10/02/2023	1,029,000	1,121,960

		2,456,831

Banks - 10.6%
Bank of America Corp. 4.45%, 03/03/2026, MTN	558,000	593,282

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
5.88%, 02/07/2042, MTN	$ 567,000	$ 731,141
Fixed until 03/10/2026, 6.30%, 03/10/2026 (E) (F)	505,000	575,336
Bank One Capital III 8.75%, 09/01/2030	195,000	288,226
Bank One Corp. 8.00%, 04/29/2027	825,000	1,098,756
Barclays Bank PLC 10.18%, 06/12/2021 (B)	2,707,000	3,342,861
BBVA Bancomer SA 6.50%, 03/10/2021 (B)	3,600,000	3,942,000
BNP Paribas SA Fixed until 03/14/2022, 6.75% (A), 03/14/2022 (B) (E) (F)	385,000	421,094
Citigroup, Inc. 3-Month LIBOR + 0.95%, 2.31% (A), 07/24/2023	1,010,000	1,014,529
Fixed until 01/30/2023, 5.95%, 01/30/2023 (F)	3,085,000	3,364,964
Commerzbank AG 8.13%, 09/19/2023 (B)	2,435,000	2,959,904
Cooperatieve Rabobank UA Fixed until 06/30/2019, 11.00%, 06/30/2019 (B) (F)	2,850,000	3,234,750
Discover Bank 3.45%, 07/27/2026	1,420,000	1,401,120
First Horizon National Corp. 3.50%, 12/15/2020	1,320,000	1,357,595
HSBC Holdings PLC Fixed until 09/17/2024, 6.38% (A), 09/17/2024 (F)	2,805,000	3,046,931
ING Bank NV 5.80%, 09/25/2023 (B)	2,240,000	2,551,706
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (B)	595,000	608,859
KeyBank NA 3.40%, 05/20/2026, MTN	460,000	458,160
Lloyds Bank PLC 6.50%, 09/14/2020, MTN (B)	1,591,000	1,762,951
Macquarie Bank, Ltd. 6.63%, 04/07/2021 (B)	1,000,000	1,120,345
Regions Bank 7.50%, 05/15/2018	2,530,000	2,603,868
Royal Bank of Scotland Group PLC 6.10%, 06/10/2023	3,175,000	3,535,496
Santander Holdings USA, Inc. 3.70%, 03/28/2022 (B)	1,784,000	1,825,363
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (A), 09/15/2031	1,115,000	1,108,502
Wells Fargo & Co. Fixed until 03/15/2018, 7.98%, 03/15/2018 (F)	3,205,000	3,270,061
Wells Fargo Bank NA 5.95%, 08/26/2036	459,000	580,526

		46,798,326

Beverages - 1.3%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	1,440,000	1,485,906

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Constellation Brands, Inc. 2.25%, 11/06/2020	$ 1,382,000	$ 1,379,692
3.70%, 12/06/2026	374,000	384,685
Cott Holdings, Inc. 5.50%, 04/01/2025 (B)	1,410,000	1,454,063
Pernod Ricard SA 5.75%, 04/07/2021 (B)	777,000	861,242

		5,565,588

Biotechnology - 0.7%
AbbVie, Inc. 3.20%, 05/14/2026	1,517,000	1,506,468
Biogen, Inc. 4.05%, 09/15/2025	807,000	857,214
Celgene Corp. 3.88%, 08/15/2025	454,000	472,031
Gilead Sciences, Inc. 2.95%, 03/01/2027	232,000	228,335

		3,064,048

Building Products - 1.2%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (B)	1,900,000	2,052,000
Builders FirstSource, Inc. 10.75%, 08/15/2023 (B)	728,000	828,100
Owens Corning 4.20%, 12/15/2022	2,154,000	2,281,363

		5,161,463

Capital Markets - 3.0%
Ameriprise Financial, Inc. 7.30%, 06/28/2019	1,180,000	1,280,120
Deutsche Bank AG 3-Month LIBOR + 1.31%, 2.63% (A), 08/20/2020	945,000	957,766
Goldman Sachs Group, Inc. Fixed until 05/10/2019, 5.70%, 05/10/2019 (F)	1,665,000	1,719,112
Morgan Stanley
Fixed until 07/15/2019, 5.45%, 07/15/2019 (F)	1,425,000	1,477,725
5.75%, 01/25/2021	594,000	655,494
Oaktree Capital Management, LP 6.75%, 12/02/2019 (B)	2,335,000	2,532,291
Prospect Capital Corp. 5.88%, 03/15/2023 (E)	1,960,000	2,043,145
UBS AG 7.63%, 08/17/2022	1,105,000	1,303,900
UBS Group AG Fixed until 08/10/2021, 7.13% (A), 08/10/2021 (F) (G)	1,055,000	1,157,863

		13,127,416

Commercial Services & Supplies - 0.4%
Steelcase, Inc. 6.38%, 02/15/2021 (E)	1,480,000	1,634,684

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.4%
SBA Tower Trust 2.88%, 07/10/2046 (B)	$ 1,005,000	$ 997,462
3.17%, 04/09/2047 (B)	880,000	883,582

		1,881,044

Construction Materials - 0.6%
LafargeHolcim Finance US LLC 3.50%, 09/22/2026 (B)	1,867,000	1,858,778
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	709,000	750,233

		2,609,011

Consumer Finance - 1.8%
Ally Financial, Inc. 3.50%, 01/27/2019	650,000	657,930
8.00%, 03/15/2020	500,000	561,875
BMW US Capital LLC 2.80%, 04/11/2026 (B)	1,180,000	1,162,002
Capital One Financial Corp. 2.50%, 05/12/2020	1,611,000	1,616,853
Discover Financial Services 3.75%, 03/04/2025	1,705,000	1,723,360
Springleaf Finance Corp. 8.25%, 12/15/2020	1,980,000	2,232,450

		7,954,470

Containers & Packaging - 1.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, 09/15/2022 (B)	485,000	499,550
6.00%, 02/15/2025 (B)	335,000	355,519
Coveris Holdings SA 7.88%, 11/01/2019 (B) (E)	420,000	409,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	2,970,000	3,022,004

		4,286,573

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	822,000	872,958
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 4.36%, 12/21/2065 (B)	1,520,000	1,466,800
Jefferies Group LLC 5.13%, 01/20/2023	1,420,000	1,545,862

		3,885,620

Diversified Telecommunication Services - 1.8%
AT&T, Inc. 3.40%, 05/15/2025	1,945,000	1,920,425
CenturyLink, Inc. 5.80%, 03/15/2022	1,435,000	1,456,525
6.45%, 06/15/2021	405,000	427,320
Frontier Communications Corp. 7.63%, 04/15/2024	1,085,000	830,025
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	2,855,000	3,190,462

		7,824,757

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.7%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (B)	$ 1,180,000	$ 1,182,918
EDP Finance BV 3.63%, 07/15/2024 (B)	1,800,000	1,822,932

		3,005,850

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 3.50%, 04/01/2022	855,000	873,749

Energy Equipment & Services - 0.7%
Energy Transfer, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	50,000	55,361
Noble Holding International, Ltd. 6.05%, 03/01/2041	1,061,000	702,912
NuStar Logistics, LP 8.15%, 04/15/2018	1,921,000	1,973,827
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (B)	510,000	521,238

		3,253,338

Equity Real Estate Investment Trusts - 2.6%
CBL & Associates, LP 5.25%, 12/01/2023	997,000	1,001,862
EPR Properties 7.75%, 07/15/2020	1,850,000	2,075,339
Government Properties Income Trust 3.75%, 08/15/2019	2,184,000	2,220,623
Hospitality Properties Trust 5.00%, 08/15/2022	1,653,000	1,778,454
iStar, Inc. 5.25%, 09/15/2022	946,000	969,650
Kilroy Realty, LP 6.63%, 06/01/2020	1,796,000	1,975,264
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	1,250,000	1,306,071

		11,327,263

Food & Staples Retailing - 0.7%
CVS Health Corp. 2.13%, 06/01/2021	387,000	381,299
Kroger Co. 2.80%, 08/01/2022 (E)	466,000	467,313
Sysco Corp. 3.25%, 07/15/2027	682,000	681,306
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,529,000	1,569,958

		3,099,876

Food Products - 1.3%
Bunge, Ltd. Finance Corp. 3.75%, 09/25/2027	1,212,000	1,211,301
Conagra Brands, Inc. 3.20%, 01/25/2023	574,000	585,949
Danone SA 2.95%, 11/02/2026 (B)	1,951,000	1,895,716
Kraft Heinz Foods Co. 4.88%, 02/15/2025 (B)	405,000	433,167
Smithfield Foods, Inc. 2.70%, 01/31/2020 (B)	900,000	902,512

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Tyson Foods, Inc. 3.95%, 08/15/2024	$ 490,000	$ 516,529

		5,545,174

Health Care Equipment & Supplies - 1.2%
Abbott Laboratories 3.75%, 11/30/2026	1,224,000	1,262,550
Becton Dickinson and Co. 3.70%, 06/06/2027	861,000	867,330
Mallinckrodt International Finance SA 3.50%, 04/15/2018 (E)	2,135,000	2,135,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.88%, 04/15/2020 (B) (E)	200,000	199,750
Stryker Corp. 4.63%, 03/15/2046	619,000	680,635

		5,145,265

Health Care Providers & Services - 1.0%
CHS / Community Health Systems, Inc. 6.88%, 02/01/2022 (E)	1,200,000	868,500
7.13%, 07/15/2020 (E)	1,700,000	1,474,750
Express Scripts Holding Co. 4.50%, 02/25/2026	451,000	479,112
Owens & Minor, Inc. 3.88%, 09/15/2021	1,359,000	1,384,980

		4,207,342

Hotels, Restaurants & Leisure - 1.3%
International Game Technology PLC 6.50%, 02/15/2025 (B)	1,542,000	1,730,895
Scientific Games International, Inc. 7.00%, 01/01/2022 (B)	1,694,000	1,791,405
10.00%, 12/01/2022	500,000	553,090
Viking Cruises, Ltd. 5.88%, 09/15/2027 (B)	1,725,000	1,737,938

		5,813,328

Household Durables - 0.9%
Beazer Homes USA, Inc. 8.75%, 03/15/2022	650,000	722,280
D.R. Horton, Inc. 4.38%, 09/15/2022	1,214,000	1,291,076
Meritage Homes Corp. 4.50%, 03/01/2018	1,675,000	1,683,375
Newell Brands, Inc. 4.20%, 04/01/2026	451,000	475,282

		4,172,013

Independent Power & Renewable Electricity Producers - 0.4%
Dynegy, Inc. 7.63%, 11/01/2024	1,495,000	1,633,288
NRG Energy, Inc. 7.25%, 05/15/2026	320,000	346,800

		1,980,088

Industrial Conglomerates - 0.7%
General Electric Co. Fixed until 01/21/2021, 5.00%, 01/21/2021 (F)	2,839,000	2,963,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 3.8%
American Financial Group, Inc. 9.88%, 06/15/2019	$ 1,325,000	$ 1,480,775
Athene Global Funding 3.00%, 07/01/2022 (B)	1,748,000	1,743,610
Chubb Corp. 3-Month LIBOR + 2.25%, 3.61%, 03/29/2067	2,742,000	2,728,290
CNA Financial Corp. 5.88%, 08/15/2020	2,780,000	3,017,554
Lincoln National Corp. 8.75%, 07/01/2019	192,000	212,756
MetLife Capital Trust IV 7.88%, 12/15/2067 (B)	1,281,000	1,726,148
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	580,000	597,894
Prudential Financial, Inc. Fixed until 09/15/2027, 4.50%, 09/15/2047 (E)	2,061,000	2,082,898
Sompo Japan Nipponkoa Insurance, Inc. Fixed until 03/28/2023, 5.33%, 03/28/2073 (B)	2,190,000	2,359,725
XLIT, Ltd. 4.45%, 03/31/2025	827,000	844,538

		16,794,188

Leisure Products - 0.1%
Mattel, Inc. 4.35%, 10/01/2020	540,000	542,928

Media - 2.0%
Cablevision Systems Corp. 7.75%, 04/15/2018	2,375,000	2,428,699
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020 (E)	255,000	253,725
7.63%, 03/15/2020	3,505,000	3,500,619
CSC Holdings LLC 10.13%, 01/15/2023 (B)	1,050,000	1,202,250
DISH DBS Corp. 5.88%, 07/15/2022	865,000	869,870
Univision Communications, Inc. 6.75%, 09/15/2022 (B)	646,000	669,417

		8,924,580

Metals & Mining - 0.1%
Anglo American Capital PLC 4.75%, 04/10/2027 (B)	635,000	671,257

Multi-Utilities - 0.8%
Black Hills Corp. 4.25%, 11/30/2023	730,000	778,616
5.88%, 07/15/2020	700,000	758,942
Dominion Energy, Inc. 2.58%, 07/01/2020	1,383,000	1,390,565
2.96% (H), 07/01/2019	805,000	815,786

		3,743,909

Oil, Gas & Consumable Fuels - 5.5%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (E)	1,823,000	2,051,154
Citgo Holding, Inc. 10.75%, 02/15/2020 (B)	1,249,000	1,348,920

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CITGO Petroleum Corp. 6.25%, 08/15/2022 (B)	$ 1,085,000	$ 1,114,837
Energy Transfer, LP 2.50%, 06/15/2018	980,000	983,811
EnLink Midstream Partners, LP 4.85%, 07/15/2026	1,000,000	1,053,354
5.05%, 04/01/2045	1,095,000	1,072,156
EQT Corp. 3.00%, 10/01/2022	1,975,000	1,967,615
Exxon Mobil Corp. 3.04%, 03/01/2026	1,160,000	1,184,664
Lukoil International Finance BV 3.42%, 04/24/2018 (B)	1,175,000	1,179,733
ONEOK Partners, LP 4.90%, 03/15/2025	2,825,000	3,048,943
Petrobras Global Finance BV 3.00%, 01/15/2019 (E)	1,630,000	1,628,843
6.13%, 01/17/2022	425,000	459,425
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 (B)	1,209,000	1,287,585
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 (B)	1,445,000	1,550,485
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	1,685,000	1,718,808
YPF SA 8.50%, 07/28/2025 (B) (E)	2,242,000	2,607,446

		24,257,779

Paper & Forest Products - 0.2%
Boise Cascade Co. 5.63%, 09/01/2024 (B)	675,000	702,000

Pharmaceuticals - 1.0%
Actavis, Inc. 3.25%, 10/01/2022	958,000	973,624
Allergan Funding SCS 3.80%, 03/15/2025	645,000	660,917
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	1,082,000	1,126,255
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	908,000	885,206
Valeant Pharmaceuticals International, Inc. 5.88%, 05/15/2023 (B)	689,000	582,205

		4,228,207

Professional Services - 0.3%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (B)	1,351,000	1,426,994

Road & Rail - 0.9%
Aviation Capital Group LLC 7.13%, 10/15/2020 (B)	3,610,000	4,080,109

Semiconductors & Semiconductor Equipment - 0.6%
KLA-Tencor Corp. 4.13%, 11/01/2021	1,204,000	1,265,879
QUALCOMM, Inc. 3.25%, 05/20/2027	1,561,000	1,560,841

		2,826,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.1%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (B)	$ 810,000	$ 496,125

Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc. 2.85%, 02/23/2023	1,667,000	1,701,289
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	1,520,000	1,693,849
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	1,493,000	1,543,784
Western Digital Corp. 7.38%, 04/01/2023 (B)	2,240,000	2,452,800

		7,391,722

Tobacco - 0.6%
BAT Capital Corp. 3.56%, 08/15/2027 (B)	1,146,000	1,148,842
Reynolds American, Inc. 7.25%, 06/15/2037	340,000	467,086
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	1,020,000	1,118,229

		2,734,157

Trading Companies & Distributors - 0.3%
International Lease Finance Corp. 8.25%, 12/15/2020	1,257,000	1,463,863

Wireless Telecommunication Services - 1.3%
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	680,000	690,703
4.88%, 08/15/2040 (B)	665,000	702,193
6.11%, 01/15/2040 (B)	2,892,000	3,077,032
Sprint Communications, Inc. 9.00%, 11/15/2018 (B)	1,151,000	1,221,499

		5,691,427

Total Corporate Debt Securities (Cost $245,539,483)		255,066,161

FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Argentina - 0.5%
Argentina Republic Government International Bond 7.50%, 04/22/2026	2,076,000	2,345,880

Dominican Republic - 0.5%
Dominican Republic International Bond 5.50%, 01/27/2025 (G)	1,122,000	1,190,723
5.95%, 01/25/2027 (B)	1,122,000	1,207,833

		2,398,556

Indonesia - 0.2%
Indonesia Government International Bond 4.75%, 01/08/2026 (B)	780,000	850,351

Mexico - 0.1%
Mexico Bonos Series M, 8.50%, 12/13/2018	MXN 5,328,600	281,962

Mongolia - 0.1%
Mongolia Government International Bond 5.63%, 05/01/2023 (B) (D)	$ 470,000	471,226

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (B)	$ 360,000	$ 353,894

Total Foreign Government Obligations (Cost $6,396,620)		6,701,869

LOAN ASSIGNMENTS - 1.5%
Commercial Services & Supplies - 0.5%
Spin Holdco, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 4.99% (A), 11/14/2022	2,389,420	2,401,367

Containers & Packaging - 0.6%
Coveris Holdings SA Term Loan B, 3-Month LIBOR + 4.25%, 5.58% (A), 06/29/2022	2,566,667	2,561,053

Food & Staples Retailing - 0.3%
Albertsons LLC
Term Loan B4,
1-Month LIBOR + 2.75%, 3.99% (A), 08/25/2021	312,387	302,625
Term Loan B6,
3-Month LIBOR + 3.00%, 4.32% (A), 06/22/2023	916,248	886,798

		1,189,423

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. Term Loan, 3-Month LIBOR + 7.50%, 8.81% (A), 08/23/2021	411,765	441,412

Total Loan Assignments (Cost $6,573,841)		6,593,255

MORTGAGE-BACKED SECURITIES - 14.0%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A, 4.08%, 03/13/2031 (B)	198,477	199,711
Alternative Loan Trust
Series 2004-3T1, Class A3,
5.00%, 05/25/2034	53,821	53,788
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 1.45% (A), 05/25/2035	1,020,320	957,076
Series 2005-14, Class 4A1,
1-Month LIBOR + 0.22%, 1.46% (A), 05/25/2035	2,035,006	1,774,439
Series 2006-OC1, Class 2A3A,
1-Month LIBOR + 0.32%, 1.56% (A), 03/25/2036	2,116,174	1,834,194
American Home Mortgage Assets Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.13%, 1.36% (A), 03/25/2047	766,125	710,311
Banc of America Funding Trust Series 2007-3, Class TA2, 1-Month LIBOR + 0.18%, 1.42% (A), 04/25/2037	461,831	380,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust Series 2012-TFT, Class C, 3.47% (A), 06/05/2030 (B)	$ 2,345,000	$ 2,281,035
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 2.44% (A), 08/15/2036 (B)	2,130,000	2,128,670
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 2.94% (A), 08/15/2036 (B)	2,130,000	2,128,681
BCAP LLC Trust Series 2009-RR14, Class 1A1, 6.00% (A), 05/26/2037 (B)	59,035	59,338
BHMS Mortgage Trust Series 2014-ATLS, Class CFX, 4.69% (A), 07/05/2033 (B)	2,000,000	2,021,433
BX Trust
Series 2017-APPL, Class C,
1-Month LIBOR + 1.40%, 2.64% (A), 07/15/2034 (B)	1,000,000	1,000,626
Series 2017-SLCT, Class C,
1-Month LIBOR + 1.40%, 2.64% (A), 07/15/2034 (B)	4,310,000	4,314,057
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class B, 3.21%, 04/10/2028 (B)	2,200,000	2,217,732
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 2.99% (A), 07/15/2030 (B)	2,200,000	2,200,959
Chicago Skyscraper Trust Series 2017-SKY, Class C, 1-Month LIBOR + 1.25%, 2.49% (A), 02/15/2030 (B)	1,000,000	1,001,255
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month LIBOR + 0.27%, 1.51% (A), 04/25/2035	335,706	327,761
Series 2006-3, Class 3A1,
1-Month LIBOR + 0.25%, 1.49% (A), 02/25/2036	434,467	412,984
Citigroup Mortgage Loan Trust
Series 2014-A, Class A,
4.00% (A), 01/25/2035 (B)	183,406	190,910
Series 2015-A, Class A1,
3.50% (A), 06/25/2058 (B)	368,840	373,991
CLNS Trust Series 2017-IKPR, Class C, 1-Month LIBOR + 1.10%, 2.34% (A), 06/11/2032 (B)	1,725,000	1,724,993
COMM Mortgage Trust Series 2014-PAT, Class D, 1-Month LIBOR + 2.15%, 3.39% (A), 08/13/2027 (B)	2,755,000	2,758,465
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class B, 3.80%, 10/05/2030 (B)	1,175,000	1,127,744

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Cosmopolitan Hotel Trust Series 2016-CSMO, Class C, 1-Month LIBOR + 2.65%, 3.89% (A), 11/15/2033 (B)	$ 1,700,000	$ 1,704,256
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 1.39% (A), 12/27/2036 (B)	1,237,355	1,174,249
Series 2015-DEAL, Class D,
1-Month LIBOR + 3.10%, 4.34% (A), 04/15/2029 (B)	1,000,000	1,001,565
Series 2017-HD. Class C,
1-Month LIBOR + 1.70%, 2.94% (A), 02/15/2031 (B)	725,000	726,817
GP Portfolio Trust Series 2014-GPP, Class D, 1-Month LIBOR + 3.00%, 4.24% (A), 02/15/2027 (B)	650,000	651,771
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (A), 04/10/2031 (B)	2,000,000	1,984,981
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 1-Month LIBOR + 0.13%, 1.36% (A), 05/25/2037	270,007	179,326
Impac CMB Trust Series 2007-A, Class A, 1-Month LIBOR + 0.50%, 1.74% (A), 05/25/2037 (B)	351,714	344,750
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.54%, 08/25/2037	1,115,392	972,692
Jefferies Resecuritization Trust
Series 2009-R2, Class 2A,
3.64% (A), 12/26/2037 (B)	25,260	25,314
Series 2009-R7, Class 1A1,
3.31%, 02/26/2036 (B)	346,298	345,661
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD11, Class AM,
5.99% (A), 06/15/2049	1,046,116	1,071,317
Series 2014-DSTY, Class C,
3.80% (A), 06/10/2027 (B)	2,000,000	1,979,110
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 3.68%, 03/25/2036	1,760,768	1,477,499
Morgan Stanley Re-REMIC Trust Series 2010-R4, Class 3A, 5.50%, 08/26/2047 (B)	74,980	74,784
Morgan Stanley Resecuritization Trust Series 2014-R4, Class 4A, 3.57%, 11/21/2035 (B)	1,979,613	2,002,228
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 2.64% (A), 08/15/2034 (B)	1,096,424	1,097,113

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust
Series 2017-1A, Class A1,
4.00% (A), 02/25/2057 (B)	$ 842,823	$ 873,030
Series 2017-3A, Class A1,
4.00% (A), 04/25/2057 (B)	1,986,264	2,054,858
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month LIBOR + 0.27%, 1.51% (A), 02/25/2046	4,880,224	3,304,605
Series 2006-QO2, Class A1,
1-Month LIBOR + 0.22%, 1.46% (A), 02/25/2046	114,051	50,847
Series 2007-QH5, Class AI1,
1-Month LIBOR + 0.21%, 1.45% (A), 06/25/2037	356,191	315,840
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	2,319,281	2,393,635
SCG Trust Series 2013-SRP1, Class AJ, 1-Month LIBOR + 1.95%, 3.19% (A), 11/15/2026 (B)	900,000	896,519
Stonemont Portfolio Trust Series 2017-MONT, Class C, 1-Month LIBOR + 1.25%, 2.49% (A), 08/20/2030 (B)	1,000,000	1,000,000
VSD LLC 3.60%, 12/25/2043	568,650	568,953
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 3.74% (A), 06/15/2029 (B)	1,060,000	1,062,014
Wells Fargo Mortgage-Backed Securities Trust Series 2003-L, Class 1A2, 3.47%, 11/25/2033	99,497	100,578

Total Mortgage-Backed Securities (Cost $59,818,086)		61,614,801

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.3%
California - 1.3%
State of California, General Obligation Unlimited 7.30%, 10/01/2039	400,000	590,180
7.95%, 03/01/2036	4,345,000	4,901,942

Total Municipal Government Obligations (Cost $5,159,189)		5,492,122

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.6%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	1,261,502	246,751
Federal National Mortgage Association 4.00%, TBA (D)	10,472,000	10,991,510

Total U.S. Government Agency Obligations (Cost $12,257,783)		11,238,261

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 6.3%
U.S. Treasury - 4.8%
U.S. Treasury Note 1.50%, 08/15/2026	$ 7,184,000	$ 6,705,254
1.63%, 02/15/2026	4,711,000	4,464,225
2.00%, 02/15/2025 - 11/15/2026	10,262,000	10,024,237

		21,193,716

U.S. Treasury Inflation-Protected Securities - 1.5%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	5,232,496	6,302,842

Total U.S. Government Obligations (Cost $27,152,456)		27,496,558

	Shares	Value
COMMON STOCK - 0.1%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	7,000	335,090

Total Common Stock (Cost $219,221)		335,090

CONVERTIBLE PREFERRED STOCK - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC Series A, 5.50%	1,369	881,212

Total Convertible Preferred Stock (Cost $1,369,007)		881,212

PREFERRED STOCKS - 1.5%
Banks - 0.6%
CoBank ACB Series F, Fixed until 10/01/2022, 6.25% (B)	14,300	1,537,250
GMAC Capital Trust I Series 2, 3-Month LIBOR + 5.79%, 7.10% (A)	44,000	1,155,440

		2,692,690

Diversified Telecommunication Services - 0.9%
Centaur Funding Corp. Series B, 9.08% (B)	3,533	4,078,407

Total Preferred Stocks (Cost $6,800,725)		6,771,097

WARRANT - 0.1%
Banks - 0.1%
Wells Fargo & Co. (I) Exercise Price $34 Expiration Date 10/28/2018	25,210	566,469

Total Warrant (Cost $194,117)		566,469

	Principal	Value
COMMERCIAL PAPER - 0.7%
Banks - 0.2%
Macquarie Bank, Ltd. 1.42% (J), 01/08/2018	$ 1,000,000	997,374

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services - 0.4%
Alpine Securitization. Ltd. 1.32% (J), 11/01/2017	$ 675,000	$ 675,000
Victory Receivables 1.31% (J), 12/06/2017	900,000	898,871

		1,573,871

Machinery - 0.1%
Caterpillar Finance Service Co. 1.32% (J), 12/13/2017	450,000	449,318

Total Commercial Paper (Cost $3,020,563)		3,020,563

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bill 1.00% (J), 11/16/2017	100,000	99,960
1.04% (J), 12/21/2017 - 01/04/2018	650,000	648,936
1.05% (J), 11/16/2017 - 01/04/2018	8,225,000	8,210,144

Total Short-Term U.S. Government Obligations (Cost $8,959,276)		8,959,040

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (J)	14,613,987	$ 14,613,987

Total Securities Lending Collateral (Cost $14,613,987)		14,613,987

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 0.12% (J), dated 10/31/2017, to be repurchased at $6,161,655 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $6,285,066.	$ 6,161,635	6,161,635

Total Repurchase Agreement (Cost $6,161,635)		6,161,635

Total Investments (Cost $454,832,821)		468,700,769
Net Other Assets (Liabilities) - (6.5)%		(28,495,631)

Net Assets - 100.0%		$ 440,205,138

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$53,188,649	$—	$53,188,649
Corporate Debt Securities	—	255,066,161	—	255,066,161
Foreign Government Obligations	—	6,701,869	—	6,701,869
Loan Assignments	—	6,593,255	—	6,593,255
Mortgage-Backed Securities	—	61,614,801	—	61,614,801
Municipal Government Obligations	—	5,492,122	—	5,492,122
U.S. Government Agency Obligations	—	11,238,261	—	11,238,261
U.S. Government Obligations	—	27,496,558	—	27,496,558
Common Stock	335,090	—	—	335,090
Convertible Preferred Stock	881,212	—	—	881,212
Preferred Stocks	6,771,097	—	—	6,771,097
Warrant	566,469	—	—	566,469
Commercial Paper	—	3,020,563	—	3,020,563
Short-Term U.S. Government Obligations	—	8,959,040	—	8,959,040
Securities Lending Collateral	14,613,987	—	—	14,613,987
Repurchase Agreement	—	6,161,635	—	6,161,635

Total Investments	$23,167,855	$445,532,914	$—	$468,700,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $185,923,244, representing 42.2% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.01% or (0.01)%.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,308,298. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $2,348,585, representing 0.5% of the Fund’s net assets.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2017; the maturity date disclosed is the ultimate maturity date.
(I)	Non-income producing security.
(J)	Rates disclosed reflect the yields at October 31, 2017.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATION:

MXN	Mexican Peso

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

Last November, we wrote the fiscal year was “not completely unlike any other 12 month period in the post-crisis era.” The 12 months since then have been, perhaps, the most stunningly divergent in the years since the great recession. A synchronized global recovery is well-underway. The U.S. Federal Reserve (“Fed”) has been raising interest rates and shrinking its balance sheet. The Trump era has taken geopolitical volatility to new heights, while equity market volatility plumbed historical lows. Stocks hit record highs, credit spreads compressed, and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, healthcare, and regulation remained just that, promises.

The Fed has stated that it is likely to remain on track to gradually remove accommodation over time and that commitment has been unwavering over the past year, even in the face of three 25 basis point hikes to the Federal Funds target rate range. With Jerome Powell being selected as the new Chair, markets have been acting like they expect a high-degree of continuity from the Yellen years.

Investor demand for floating-rate securities has remained strong, leading to Fund flows into the sector. Collateralized Loan Obligation (“CLO”) demand, typically a large component of primary market bank loan purchases, was also consistent in the period. Together, the demand led to tighter spreads, which incentivized repricings and refinancings at lower coupons. Meanwhile, average covenant quality has deteriorated.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Floating Rate Class A returned 4.14%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 5.25%.

STRATEGY REVIEW

Security selection within BB-rated bonds was the largest contributor to performance. CCC-rated bonds and below were the top performing rating class in the Credit Suisse Leveraged Loan Index, and the Fund’s modest underweight positioning to this lower quality area was the largest detractor from a ratings perspective. The broad loan market has been trading near par recently, so the primary source of returns for both the broad market and the Fund were carry derived from coupon payments. With the numerous Federal Funds Rate hikes in the past year, many floating rate issues have begun to float upward above their floors.

By sector, an underweight to retail and an overweight to forest products/containers were top contributors to performance, as was an underweight and strong security selection in the utilities sector. Energy, a slight underweight, was a meaningful detractor as was the Fund’s allocation to cash. An overweight to consumer non-durables, and an underweight to information technology were also detractors from active returns.

John F. Bailey, CFA

Jason P. Felderman, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	4.85
Duration †	0.38

Credit Quality ‡	Percentage of Net Assets
AAA	7.1%
BBB	3.2
BB	29.7
B	57.2
CCC and Below	2.1
Not Rated	4.2
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

§ Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

† Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡     Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(0.84)%	2.37%		10/31/2013
Class A (NAV)	4.14%	3.63%		10/31/2013
Credit Suisse Leveraged Loan Index (A)	5.25%	4.01%
Class C (POP)	2.36%	2.86%		10/31/2013
Class C (NAV)	3.36%	2.86%		10/31/2013
Class I (NAV)	4.40%	3.81%		10/31/2013
Class I2 (NAV)	4.45%	3.92%		10/31/2013
Class T1 (POP)	N/A	(0.39	)%(B)	03/17/2017
Class T1 (NAV)	N/A	2.20	%(B)	03/17/2017

(A) Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities in not guaranteed. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES - 7.3%
Building Products - 0.6%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	$ 1,800,000	$ 1,944,000
Norbord, Inc. 6.25%, 04/15/2023 (A)	2,000,000	2,197,500

		4,141,500

Communications Equipment - 0.2%
Avaya, Inc. 7.00%, 04/01/2019 (A) (B) (C) (D)	1,700,000	1,428,000

Consumer Finance - 0.6%
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	1,250,000	1,303,125
Springleaf Finance Corp. 5.25%, 12/15/2019	2,500,000	2,581,250

		3,884,375

Containers & Packaging - 0.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, 09/15/2022 (A)	700,000	721,000
BWAY Holding Co. 5.50%, 04/15/2024 (A)	3,000,000	3,127,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
3-Month LIBOR + 3.50%, 4.86% (E), 07/15/2021 (A)	1,000,000	1,020,000
5.75%, 10/15/2020	1,000,000	1,017,510

		5,886,010

Food & Staples Retailing - 0.2%
Rite Aid Corp. 6.13%, 04/01/2023 (A) (B)	1,250,000	1,162,500

Health Care Providers & Services - 1.6%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021 (B)	1,000,000	972,500
6.25%, 03/31/2023	2,000,000	1,925,000
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (A)	2,680,000	2,814,000
Tenet Healthcare Corp. 4.63%, 07/15/2024 (A)	2,650,000	2,606,937
4.75%, 06/01/2020	2,000,000	2,050,000

		10,368,437

Hotels, Restaurants & Leisure - 0.5%
Scientific Games International, Inc. 7.00%, 01/01/2022 (A)	500,000	528,750
WMG Acquisition Corp. 5.00%, 08/01/2023 (A)	1,400,000	1,456,000
5.63%, 04/15/2022 (A)	1,000,000	1,037,500

		3,022,250

Machinery - 0.6%
Xerium Technologies, Inc. 9.50%, 08/15/2021 (F)	4,000,000	4,108,800

Media - 0.9%
Cablevision Systems Corp. 7.75%, 04/15/2018	1,500,000	1,533,915

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	$ 1,000,000	$ 1,033,750
CSC Holdings LLC 6.75%, 11/15/2021	500,000	551,250
DISH DBS Corp. 6.75%, 06/01/2021	2,000,000	2,100,000
Univision Communications, Inc. 6.75%, 09/15/2022 (A)	291,000	301,549

		5,520,464

Oil, Gas & Consumable Fuels - 0.3%
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,896,000	1,948,140

Pharmaceuticals - 0.8%
Valeant Pharmaceuticals International, Inc.
5.50%, 11/01/2025 (A)	780,000	797,550
6.50%, 03/15/2022 (A)	830,000	879,800
7.00%, 03/15/2024 (A)	3,100,000	3,355,750

		5,033,100

Software - 0.1%
Infor US, Inc. 5.75%, 08/15/2020 (A)	500,000	515,000

Total Corporate Debt Securities (Cost $46,366,168)		47,018,576

LOAN ASSIGNMENTS - 86.6%
Aerospace & Defense - 0.6%
Avolon TLB Borrower SARL Term Loan B2, 1-Month LIBOR + 2.25%, 3.49% (E), 04/03/2022	822,938	828,372
TransDigm, Inc.
Term Loan D,
3-Month LIBOR + 3.00%, 4.33% (E), 06/04/2021	448,840	450,523
Term Loan G,
3-Month LIBOR + 3.00%, 4.26% (E), 08/22/2024	2,493,750	2,505,421

		3,784,316

Airlines - 0.6%
American Airlines, Inc.
1st Lien Term Loan,
1-Month LIBOR + 2.00%, 3.24% (E), 10/12/2021	989,796	991,258
Term Loan B,
1-Month LIBOR + 2.00%, 3.24% (E), 06/26/2020	1,000,000	1,001,705
1-Month LIBOR + 2.50%, 3.74% (E), 12/14/2023	1,000,000	1,001,806
United Airlines, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 3.63% (E), 04/01/2024	646,750	649,013

		3,643,782

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Auto Components - 0.5%
Jason, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.50%, 5.83% (E), 06/30/2021	$ 2,579,425	$ 2,495,594
K&N Engineering, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 5.99% (E), 10/19/2023	496,250	488,806

		2,984,400

Automobiles - 0.2%
FCA US LLC Term Loan B, 1-Month LIBOR + 2.00%, 3.24% (E), 12/31/2018	1,000,000	1,003,333

Beverages - 0.3%
Blue Ribbon LLC Term Loan, 1-Month LIBOR + 4.00%, 5.33% (E), 11/13/2021	2,040,158	2,020,395

Building Products - 1.5%
Anvil International LLC Term Loan B, 3-Month LIBOR + 4.50%, 5.82% (E), 08/01/2024 (F) (G)	2,125,000	2,135,625
Builders FirstSource, Inc. Term Loan B, 3-Month LIBOR + 3.00%, 4.33% (E), 02/29/2024	1,989,899	1,995,288
Ply Gem Industries, Inc. Term Loan, 3-Month LIBOR + 3.00%, 4.33% (E), 02/01/2021	1,547,895	1,556,119
Quikrete Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.99% (E), 11/15/2023	3,965,025	3,967,503

		9,654,535

Capital Markets - 1.9%
Cypress Performance 1st Lien Term Loan, TBD, 10/26/2024 (F) (G)	1,310,000	1,319,006
Donnelley Financial Solutions, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 09/30/2023	342,857	344,143
Duff & Phelps Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.61% (E), 10/06/2024	1,600,000	1,615,600
FinCo I LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.75% (E), 06/14/2022	2,000,000	2,024,584
Guggenheim Partners LLC Term Loan, 1-Month LIBOR + 2.75%, 3.99% (E), 07/21/2023	2,548,709	2,563,364

	Principal	Value
LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
Kingpin Intermediate Holdings LLC 1st Lien Term Loan B, 3-Month LIBOR + 4.25%, 5.57% (E), 06/28/2024	$ 2,495,000	$ 2,512,153
RPI Finance Trust Term Loan B6, 3-Month LIBOR + 2.00%, 3.33% (E), 03/27/2023	495,985	497,707
SIG Combibloc US Acquisition, Inc. Term Loan, 1-Month LIBOR + 3.00%, 4.24% (E), 03/13/2022	1,208,902	1,214,534

		12,091,091

Chemicals - 1.4%
Ashland, Inc. Term Loan B, 3-Month LIBOR + 2.00%, 3.29% (E), 05/24/2024	1,496,250	1,504,355
Avantor Performance Materials Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 5.25% (E), 03/10/2024	1,044,750	1,046,872
DuBois Chemicals, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 4.99% (E), 03/15/2024	2,183,150	2,192,702
Huntsman International LLC Term Loan B2, 1-Month LIBOR + 3.00%, 4.24% (E), 04/01/2023	185,775	186,646
Minerals Technologies, Inc. Term Loan, 4.75% (E), 05/09/2021	2,100,000	2,115,750
Term Loan B,
1-Month LIBOR + 2.25%, 3.52% (E), 02/14/2024	120,826	121,506
Trinseo Materials Operating S.C.A. Term Loan, 1-Month LIBOR + 2.50%, 3.74% (E), 08/16/2024	600,000	604,125
Venator Materials Corp. Term Loan B, 3-Month LIBOR + 3.00%, 4.38% (E), 08/08/2024	1,250,000	1,262,500

		9,034,456

Commercial Services & Supplies - 5.2%
Advanced Disposal Services, Inc. Term Loan B3, 1-Week LIBOR + 2.75%, 3.95% (E), 11/10/2023	565,872	570,352
Aramark Services, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 3.24% (E), 03/28/2024	403,036	404,043

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Asurion LLC
Term Loan B4,
1-Month LIBOR + 2.75%, 3.99% (E), 08/04/2022	$ 712,721	$ 717,558
Term Loan B5,
1-Month LIBOR + 3.00%, 4.24% (E), 11/03/2023	1,622,224	1,634,100
EWT Holdings III Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 5.08% (E), 01/15/2021	2,600,204	2,619,706
Garda World Security Corp. Term Loan, 3-Month LIBOR + 4.00%, 5.31% (E), 05/24/2024	3,408,724	3,434,289
GFL Environmental, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (E), 09/29/2023	1,943,205	1,949,278
Multi Color Corp. Term Loan B, TBD, 09/20/2024 (F) (G)	425,000	427,922
Prime Security Services Borrower LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.99% (E), 05/02/2022	3,980,025	4,012,363
Spin Holdco, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 4.99% (E), 11/14/2022	4,466,116	4,488,447
Strategic Materials, Inc. 1st Lien Term Loan, TBD, 10/25/2024 (F) (G)	425,000	427,125
Technimark LLC Term Loan, 3-Month LIBOR + 3.50%, 4.81% (E), 04/25/2021	600,000	597,000
TruGreen Limited Partnership Term Loan, 1-month LIBOR + 4.00%, 5.24% (E), 04/13/2023	2,970,000	2,992,275
U.S. Security Associates Holdings, Inc. Term Loan, 3-Month LIBOR + 4.00%, 5.33% (E), 07/14/2023	495,009	498,722
Varsity Brands, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.74% (E), 12/11/2021	4,395,916	4,423,390
W/S Packaging Group, Inc. Term Loan B, 6.25% (E), 08/09/2019	3,178,293	2,928,002
Wrangler Buyer Corp. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 09/27/2024	1,000,000	1,007,321

		33,131,893

	Principal	Value
LOAN ASSIGNMENTS (continued)
Communications Equipment - 0.9%
CommScope, Inc. Term Loan B5, 3-Month LIBOR + 2.00%, 3.37% (E), 12/29/2022	$ 885,975	$ 887,360
Securus Technologies Holdings, Inc. 1st Lien Term Loan,
TBD, 06/20/2024 (F) (G)	1,500,000	1,515,937
Term Loan,
1-Week LIBOR + 3.50%, 4.75% (E), 04/30/2020	1,500,000	1,515,937
Term Loan B2,
1-Week LIBOR + 4.25%, 5.45% (E), 04/30/2020	1,500,000	1,515,938

		5,435,172

Construction & Engineering - 1.4%
Aquilex Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 5.49% (E), 10/03/2024	1,000,000	1,005,000
Clark Equipment Co. Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (E), 05/18/2024	2,487,500	2,503,047
Granite Acquisition, Inc.
Term Loan B,
3-Month LIBOR + 4.00%, 5.34% (E), 12/19/2021	3,321,520	3,354,735
Term Loan C,
3-Month LIBOR + 4.00%, 5.33% (E), 12/19/2021	120,590	121,795
Pike Corp. Term Loan, 3-Month LIBOR + 3.50%, 4.76% (E), 09/20/2024	898,750	909,086
Robertshaw US Holding Corp. 1st Lien Term Loan, 1-month LIBOR + 4.50%, 5.75% (E), 08/10/2024	1,000,000	1,009,375

		8,903,038

Construction Materials - 0.4%
Forterra Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 10/25/2023	3,226,206	2,691,882

Consumer Finance - 0.2%
Altice US Finance I Corp. Term Loan, 1-Month LIBOR + 2.25%, 3.49% (E), 07/28/2025	997,500	995,942
Nielsen Finance LLC Term Loan B4, 1-Month LIBOR + 2.00%, 3.24% (E), 10/04/2023	495,013	496,812

		1,492,754

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging - 6.5%
Anchor Glass Container Corp.
1st Lien Term Loan,
3-Month LIBOR + 2.75%, 4.02% (E), 12/07/2023	$ 2,977,500	$ 2,991,768
2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 9.07% (E), 12/07/2024 (F)	2,835,000	2,870,438
Berry Plastics Group, Inc.
Term Loan K,
1-Month LIBOR + 2.25%, 3.49% (E), 02/08/2020	1,176,471	1,181,373
Term Loan L,
TBD, 01/06/2021 (F) (G)	250,000	250,757
Term Loan M,
1-Month LIBOR + 2.25%, 3.49% (E), 10/01/2022	1,130,930	1,133,993
Term Loan N,
1-Month LIBOR + 2.25%, 3.49% (E), 01/19/2024	1,286,642	1,289,591
Consolidated Container Co. LLC 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 4.74% (E), 05/22/2024	1,500,000	1,507,970
Coveris Holdings SA Term Loan B, 3-Month LIBOR + 4.25%, 5.58% (E), 06/29/2022	4,418,720	4,409,057
Expera Specialty Solutions LLC Term Loan B, 1-Month LIBOR + 4.25%, 5.49% (E), 11/03/2023	2,970,000	2,984,850
Flex Acquisition Co., Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.34% (E), 12/29/2023	4,476,253	4,501,432
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.34% (E), 06/30/2023	2,614,400	2,607,864
Plastipak Holdings, Inc. Term Loan B, TBD, 10/04/2024 (F) (G)	850,000	855,313
PPC Industries, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.81% (E), 05/08/2024 (F) (G)	2,990,000	2,986,262
Printpack Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 4.25% (E), 07/26/2023	2,763,438	2,777,255
Proampac PG Borrower LLC
1st Lien Term Loan,
3-Month LIBOR + 4.00%, 5.30% (E), 11/18/2023	1,663,557	1,679,673
2nd Lien Term Loan,
3-Month LIBOR + 8.50%, 9.82% (E), 11/18/2024	1,000,000	1,010,000

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Reynolds Group Holdings, Inc. Term Loan, 1-Month LIBOR + 2.75%, 3.99% (E), 02/05/2023	$ 4,271,987	$ 4,294,628
Tekni-Plex, Inc. Term Loan B1, 3-Month LIBOR + 3.25%, 4.53% (E), 10/17/2024	1,250,000	1,257,291
TricorBraun Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 5.08% (E), 11/30/2023	789,489	792,639

		41,382,154

Distributors - 1.2%
Autoparts Holdings, Ltd. 1st Lien Term Loan, 1-Month LIBOR + 6.75%, 7.99% (E), 12/19/2021	3,609,375	3,631,934
PFS Holding Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 4.75% (E), 01/31/2021	1,181,034	1,054,073
VWR Funding, Inc. Term Loan, 1-Month LIBOR + 2.00%, 3.24% (E), 09/28/2020	2,907,193	2,903,559

		7,589,566

Diversified Consumer Services - 1.2%
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 5.25%, 6.50% (E), 07/01/2019	3,223,499	3,235,587
William Morris Endeavor Entertainment LLC
1st Lien Term Loan,
2-Month LIBOR + 3.25%, 4.64% (E), 05/06/2021	3,482,217	3,503,257
2nd Lien Term Loan,
3-Month LIBOR + 7.25%, 8.63% (E), 05/06/2022	666,667	670,000

		7,408,844

Diversified Financial Services - 1.4%
Duke Finance LLC Term Loan, 3-month LIBOR + 4.25%, 5.58% (E), 02/21/2024	2,000,000	2,020,000
NAB Holdings LLC Term Loan, 3-Month LIBOR + 3.50%, 4.83% (E), 07/01/2024	1,995,000	2,004,975
NBG Acquisition, Inc. Term Loan, 6.91% (E), 04/26/2024	1,350,000	1,350,000
Russell Investment Group Term Loan B, 3-Month LIBOR + 4.25%, 5.49% (E), 06/01/2023	2,845,929	2,879,132

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Financial Services (continued)
WG Partners Acquisition LLC Term Loan B, 3-Month LIBOR + 4.00%, 5.33% (E), 11/15/2023	$ 383,061	$ 384,019

		8,638,126

Diversified Telecommunication Services - 2.4%
CenturyLink, Inc. Term Loan B, 2.75% (E), 01/31/2025	3,000,000	2,956,875
Frontier Communications Corp. Delayed Draw Term Loan A, 1-Month LIBOR + 2.75%, 4.00% (E), 03/31/2021	2,377,955	2,279,865
Global Tel*Link Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.33% (E), 05/23/2020	2,694,568	2,709,725
Hargray Communications Group, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 05/16/2024	2,992,500	2,998,485
Lumos Networks Operating Co. 1st Lien Term Loan B, TBD, 10/16/2024 (F) (G)	515,000	518,862
Virgin Media Bristol LLC Term Loan I, 1-Month LIBOR + 2.75%, 3.99% (E), 01/31/2025	2,000,000	2,007,188
Windstream Services LLC
Term Loan B6,
1-Month LIBOR + 4.00%, 5.24% (E), 03/29/2021	991,861	926,770
Term Loan B7,
1-Month LIBOR + 3.25%, 4.49% (E), 02/17/2024	991,256	885,935

		15,283,705

Electrical Equipment - 2.1%
Atkore International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.34% (E), 12/22/2023	1,589,636	1,599,571
Generac Power Systems, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 3.59% (E), 05/31/2023	2,000,000	2,005,000
Global Appliance, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.34% (E), 09/29/2024 (F) (G)	3,000,000	3,000,000
Power Products LLC Term Loan B, 3-Month LIBOR + 4.00%, 5.36% (E), 12/20/2022	1,993,491	2,007,196
Trojan Battery Co. LLC Term Loan, 6.07% (E), 06/11/2021	2,971,067	2,959,926

	Principal	Value
LOAN ASSIGNMENTS (continued)
Electrical Equipment (continued)
VC GB Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 4.99% (E), 02/28/2024	$ 1,691,670	$ 1,700,128

		13,271,821

Electronic Equipment, Instruments & Components - 2.2%
American Traffic Solutions, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.50%, 5.74% (E), 05/24/2024	2,493,750	2,506,219
Badger Buyer Corp. Term Loan B, 3-Month LIBOR + 4.00%, 5.38% (E), 09/26/2024	1,750,000	1,765,313
Electro Rent Corp. 1st Lien Term Loan, 2-Month LIBOR + 5.00%, 6.27% (E), 01/19/2024	2,382,000	2,411,775
Meter Readings Holding LLC Term Loan B, 3-Month LIBOR + 5.75%, 7.07% (E), 08/29/2023	3,964,975	4,019,493
Radio Systems Corp. Term Loan B, 1-Month LIBOR + 3.50%, 4.74% (E), 05/02/2024	2,992,500	3,007,462
Zebra Technologies Corp. Term Loan B, 3-Month LIBOR + 2.00%, 3.37% (E), 10/27/2021	615,871	618,279

		14,328,541

Energy Equipment & Services - 0.4%
Paragon Offshore Finance Co. Term Loan B, TBD, 07/18/2021 (F) (G) (H) (I) (J)	3,916,263	1,531,259
Weatherford International, Ltd. Term Loan, 1-Month LIBOR + 2.30%, 3.55% (E), 07/13/2020	1,367,647	1,322,344

		2,853,603

Equity Real Estate Investment Trusts - 0.8%
Communications Sales & Leasing, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 10/24/2022	977,644	936,705
ESH Hospitality, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (E), 08/30/2023	990,019	995,794
Istar, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 10/01/2021	752,482	763,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Equity Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership, LP Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (E), 04/25/2023	$ 497,475	$ 499,695
VICI Properties 1 LLC Term Loan B, TBD, 10/14/2022 (F) (G)	2,000,000	1,999,584

		5,195,547

Food & Staples Retailing - 2.6%
Albertsons LLC Term Loan B6, 3-Month LIBOR + 3.00%, 4.32% (E), 06/22/2023	3,123,366	3,022,971
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 4.99% (E), 02/03/2024	1,194,000	1,162,794
Chef’s Warehouse Leasing Co. LLC 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 5.99% (E), 06/22/2022	2,130,133	2,151,434
Give & Go Prepared Foods Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 5.56% (E), 07/29/2023	2,500,000	2,523,438
Hostess Brands LLC Term Loan, 1-Month LIBOR + 2.50%, 3.74% (E), 08/03/2022	4,015,260	4,035,336
Rite Aid Corp.
2nd Lien Term Loan,
1-Month LIBOR + 3.88%, 5.13% (E), 06/21/2021	1,500,000	1,503,750
1-Month LIBOR + 4.75%, 6.00% (E), 08/21/2020	2,280,000	2,302,800

		16,702,523

Food Products - 2.7%
B&G Foods, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (E), 11/02/2022	640,110	643,996
CSM Bakery Solutions LLC 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.34% (E), 07/03/2020 (F) (G)	2,096,312	2,056,132
Del Monte Foods, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.57% (E), 02/18/2021 (F) (G)	1,982,280	1,693,362
Dole Food Co., Inc. Term Loan B, 1-Month LIBOR + 2.75%, 4.01% (E), 04/06/2024	3,229,688	3,240,901

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Hearthside Group Holdings LLC Term Loan, 1-Month LIBOR + 3.00%, 4.24% (E), 06/02/2021	$ 1,959,808	$ 1,968,382
Nomad Foods Europe Midco, Ltd. Term Loan B2, 1-Month LIBOR + 2.75%, 3.99% (E), 05/15/2024	1,000,000	1,005,417
Post Holdings, Inc. Series A, Term Loan, 1-Month LIBOR + 2.25%, 3.49% (E), 05/24/2024	3,491,250	3,503,906
Shearer’s Foods, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.94%, 5.27% (E), 06/30/2021	1,467,436	1,461,933
Term Loan,
3-Month LIBOR + 4.25%, 5.58% (E), 06/30/2021	1,687,121	1,685,012

		17,259,041

Health Care Equipment & Supplies - 2.3%
Carestream Dental Equipment, Inc. 1st Lien Term Loan, TBD, 09/01/2024 (F) (G)	550,000	550,516
CPI Holdco LLC 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.34% (E), 03/21/2024	2,935,253	2,964,605
DJO Finance LLC Term Loan, 1-Month LIBOR + 3.25%, 4.54% (E), 06/08/2020	3,183,062	3,181,470
Halyard Health, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.99% (E), 11/01/2021	2,852,564	2,864,451
Mallinckrodt International Finance SA Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (E), 09/24/2024	1,902,143	1,904,916
Onex Carestream Finance, LP
1st Lien Term Loan,
3-Month LIBOR + 4.00%, 5.33% (E), 06/07/2019 (F)	2,305,439	2,300,397
2nd Lien Term Loan,
TBD, 12/07/2019 (F) (G)	1,000,000	979,375

		14,745,730

Health Care Providers & Services - 3.9%
Community Health Systems, Inc.
Term Loan G,
3-Month LIBOR + 2.75%, 4.07% (E), 12/31/2019	1,692,339	1,659,814
Term Loan H,
3-Month LIBOR + 3.00%, 4.32% (E), 01/27/2021 (F) (G)	1,523,606	1,471,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Covenant Surgical Partners, Inc. Term Loan, 3-Month LIBOR + 4.75%, 6.09% (E), 10/04/2024	$ 288,462	$ 288,462
DuPage Medical Group, Ltd. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.32% (E), 08/15/2024	1,550,000	1,557,750
Envision Healthcare Corp. Term Loan B, 1-Month LIBOR + 3.00%, 4.25% (E), 12/01/2023	992,500	996,222
Explorer Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 5.13% (E), 05/02/2023	1,396,465	1,406,065
HCA, Inc. Term Loan B9, 1-Month LIBOR + 2.00%, 3.24% (E), 03/17/2023	1,876,321	1,884,401
Heartland Dental LLC 1st Lien Term Loan, 1-Week LIBOR + 4.75%, 6.09% (E), 07/13/2023	1,550,000	1,558,137
Ortho-Clinical Diagnostics, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 5.08% (E), 06/30/2021	3,662,162	3,672,614
PharMerica Corp. 1st Lien Term Loan, TBD, 09/26/2024 (F) (G)	505,000	507,525
Quorum Health Corp. Term Loan B, 3-Month LIBOR + 6.75%, 8.07% (E), 04/29/2022	2,752,349	2,771,843
RadNet, Inc. Term Loan, 3-Month LIBOR + 3.75%, 5.14% (E), 06/30/2023	1,906,013	1,913,160
Surgery Center Holdings, Inc. Term Loan B, 1-month LIBOR + 3.25%, 4.50% (E), 09/02/2024	3,500,000	3,469,375
Team Health Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.99% (E), 02/06/2024	1,890,500	1,868,444
Valitas Health Services, Inc. 2nd Lien Term Loan, 3-Month LIBOR + 3.65%, 4.13% (E), 04/14/2022	257,982	116,092

		25,141,544

Health Care Technology - 0.3%
Change Healthcare Holdings, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.99% (E), 03/01/2024	1,990,000	1,999,673

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure - 6.3%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 1-Month LIBOR + 2.25%, 3.53% (E), 02/16/2024	$ 1,985,839	$ 1,985,839
Affinity Gaming LLC
2nd Lien Term Loan,
1-Month LIBOR + 8.25%, 9.49% (E), 09/14/2024	1,550,000	1,566,146
Term Loan,
3-Month LIBOR + 3.50%, 4.83% (E), 07/01/2023	1,930,150	1,935,579
Aristocrat Leisure, Ltd. Term Loan B, 3-Month LIBOR + 2.00%, 3.36% (E), 10/20/2021	1,144,073	1,150,766
Boyd Gaming Corp. Term Loan B3, 1-Week LIBOR + 2.50%, 3.70% (E), 09/15/2023	486,365	488,256
Caesars Entertainment Resort Properties LLC Term Loan B, 1-Month LIBOR + 3.50%, 4.74% (E), 10/11/2020	3,239,546	3,247,645
Caesars Resort Collection LLC 1st Lien Term Loan B, TBD, 09/27/2024 (F) (G)	3,000,000	3,012,000
ClubCorp Club Operations, Inc. Term Loan, 3-Month LIBOR + 3.25%, 4.59% (E), 08/15/2024	2,000,000	2,002,812
Eldorado Resorts LLC Term Loan B, 3-month LIBOR + 2.25%, 3.50% (E), 04/17/2024	1,963,500	1,965,954
Hilton Worldwide Finance LLC Term Loan B2, 1-Month LIBOR + 2.00%, 3.24% (E), 10/25/2023	1,636,148	1,645,283
MGM Resorts International Term Loan A, 1-Month LIBOR + 2.25%, 3.49% (E), 04/25/2021	481,250	481,452
Mohegan Tribal Gaming Authority Term Loan A, 1-Month LIBOR + 3.75%, 4.99% (E), 10/13/2021	2,753,773	2,753,773
NEP/NCP Holdco, Inc. Term Loan, 1-Month LIBOR + 3.25%, 4.49% (E), 07/21/2022	4,502,716	4,513,973
NPC International, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 4.74% (E), 04/19/2024	1,995,000	2,004,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc. Term Loan A, 1-Month LIBOR + 2.00%, 3.24% (E), 01/13/2022	$ 2,437,500	$ 2,433,693
Planet Fitness Holdings LLC Term Loan, 3-Month LIBOR + 3.00%, 4.26% (E), 03/31/2021	742,500	743,892
Scientific Games International, Inc. Term Loan B4, 2-Month LIBOR + 3.25%, 4.52% (E), 08/14/2024	2,250,000	2,274,611
SeaWorld Parks & Entertainment, Inc.
Term Loan B2,
3-Month LIBOR + 2.25%, 3.58% (E), 05/14/2020	244,476	238,415
Term Loan B5,
3-Month LIBOR + 3.00%, 4.33% (E), 03/31/2024	1,815,020	1,783,634
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (E), 06/08/2023	3,030,738	3,038,736
WMG Acquisition Corp. Term Loan D, 1-Month LIBOR + 2.50%, 3.74% (E), 11/01/2023	1,000,000	1,003,750

		40,271,184

Household Durables - 2.6%
American Bath Group LLC Term Loan B, 3-Month LIBOR + 5.25%, 6.58% (E), 09/30/2023	3,665,977	3,686,140
API Heat Transfer ThermaSys Corp. Term Loan, 3-Month LIBOR + 4.00%, 5.35% (E), 05/03/2019	1,869,467	1,747,952
Hoffmaster Group, Inc.
1st Lien Term Loan,
3-Month LIBOR + 4.50%, 5.83% (E), 11/21/2023	2,481,250	2,501,410
2nd Lien Term Loan,
3-Month LIBOR + 9.50%, 10.83% (E), 11/21/2024	900,000	906,750
Libbey Glass, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 04/09/2021 (F) (G)	1,837,507	1,731,850
LTI Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 5.99%(E), 05/16/2024	3,241,875	3,236,471
WKI Holding Company, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.31% (E), 05/01/2024	2,992,500	3,003,722

		16,814,295

	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Products - 0.9%
Diamond BV Term Loan, 3-Month LIBOR + 3.00%, 4.32% (E), 09/06/2024	$ 1,500,000	$ 1,502,082
KIK Custom Products, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 5.74% (E), 08/26/2022	4,133,088	4,175,452
Spectrum Brands, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 3.29% (E), 06/23/2022	343,250	345,224

		6,022,758

Independent Power & Renewable Electricity Producers - 1.3%
Calpine Corp.
Term Loan B5,
3-Month LIBOR + 2.75%, 4.09% (E), 01/15/2024	782,000	784,437
Term Loan B6,
3-Month LIBOR + 2.75%, 4.09% (E), 01/15/2023	3,854,375	3,867,221
Dynegy, Inc. Term Loan C, 1-Month LIBOR + 3.25%, 4.49% (E), 02/07/2024	3,176,502	3,193,001
Terra-Gen Finance Co. LLC Term Loan B, 1-Month LIBOR + 4.25%, 5.49% (E), 12/09/2021	456,268	412,923

		8,257,582

Internet Software & Services - 0.4%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 4.49% (E), 10/19/2023	643,500	648,528
Blucora, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 5.07% (E), 05/22/2024	933,333	938,389
Go Daddy Operating Co. LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (E), 02/15/2024	797,141	800,230

		2,387,147

IT Services - 3.3%
Allied Universal Holdco LLC Term Loan, 3-Month LIBOR + 3.75%, 5.08% (E), 07/28/2022	2,587,921	2,577,292
First Data Corp.
Term Loan,
1-Month LIBOR + 2.25%, 3.49% (E), 07/08/2022	2,455,084	2,461,971
1-Month LIBOR + 2.50%, 3.74% (E), 04/26/2024	998,952	1,003,680
Term Loan A,
1-Month LIBOR + 1.75%, 3.24% (E), 06/02/2020	962,500	963,703

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)
MoneyGram International, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 4.58% (E), 03/27/2020	$ 2,022,698	$ 2,019,326
NeuStar, Inc.
Term Loan B1,
3-month LIBOR + 3.25%, 4.56% (E), 01/08/2020	342,999	345,465
Term Loan B2,
3-month LIBOR + 3.75%, 5.06% (E), 08/08/2024	1,200,000	1,209,000
Peak 10, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.81% (E), 08/01/2024	900,000	903,938
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.00%, 4.24% (E), 05/01/2024	4,987,500	4,998,931
Vantiv LLC
Term Loan B1,
TBD, 09/18/2024 (F) (G)	164,359	164,633
Term Loan B4,
1-Month LIBOR + 2.00%, 3.24% (E), 08/07/2024	585,641	588,325
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 5.24% (E), 12/19/2023	696,491	698,233
Xerox Business Services LLC Delayed Draw Term Loan A, 1-Month LIBOR + 2.25%, 3.49% (E), 11/18/2021	3,000,000	2,992,500

		20,926,997

Leisure Products - 0.4%
Recess Holdings, Inc. 1st Lien Term Loan, 6-Month LIBOR + 3.75%, 5.25% (E), 09/29/2024	2,642,857	2,651,116

Life Sciences Tools & Services - 0.8%
Avantor, Inc. 1st Lien Term Loan, TBD, 09/07/2024 (F) (G)	1,025,000	1,027,082
INC Research LLC Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (E), 08/01/2024	984,375	989,297
Jaguar Holding Co. II Term Loan, 3-Month LIBOR + 2.75%, 4.04% (E), 08/18/2022	2,374,728	2,387,682
Parexel International Corp. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 09/27/2024	800,000	807,600

		5,211,661

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery - 3.8%
Columbus McKinnon Corp. Term Loan B, 3-Month LIBOR + 3.00%, 4.33% (E), 01/31/2024	$ 1,872,494	$ 1,881,856
Cortes NP Acquisition Corp. Term Loan B, 1-Month LIBOR + 4.00%, 5.69% (E), 11/30/2023	3,064,332	3,073,908
Filtration Group Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.38% (E), 11/21/2020	3,429,356	3,451,404
Gardner Denver, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (E), 07/30/2024	2,400,000	2,407,610
Harsco Corp. Term Loan B, 1-Month LIBOR + 5.00%, 6.25% (E), 11/02/2023	496,250	503,694
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 4.49% (E), 06/30/2021	1,834,163	1,847,084
Milacron LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (E), 09/28/2023	2,431,625	2,441,758
Rexnord LLC Term Loan B, 1-Month LIBOR + 2.75%, 4.09% (E), 08/21/2023	3,630,953	3,651,055
Terex Corp. Term Loan, 3-Month LIBOR + 2.25%, 3.58% (E), 01/31/2024	1,726,640	1,733,115
Wastequip LLC Term Loan, 1-Month LIBOR + 4.50%, 5.74% (E), 08/09/2019	3,634,862	3,637,890

		24,629,374

Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 1-Month LIBOR + 8.75%, 9.99% (E), 11/12/2020	1,850,000	1,412,166

Media - 4.8%
AMC Entertainment, Inc. Term Loan, TBD, 12/15/2022 (F) (G)	450,000	449,919
Atlantic Broadband Finance LLC 1st Lien Term Loan, TBD, 08/11/2024 (F) (G)	1,000,000	998,906
Charter Communications Operating LLC Term Loan F, 1-Month LIBOR + 2.00%, 3.25% (E), 01/03/2021	1,984,456	1,992,174

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
CSC Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 2.25%, 3.49% (E), 07/17/2025	$ 1,984,403	$ 1,978,011
Cumulus Media Holdings, Inc. Term Loan, 1-Month LIBOR + 3.25%, 4.50% (E), 12/23/2020	1,346,667	1,166,551
Learfield Communications, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 4.50% (E), 12/01/2023	1,985,000	1,997,406
Liberty Cablevision of Puerto Rico LLC 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.86% (E), 01/07/2022	2,997,959	2,773,112
Mediacom Illinois LLC
Term Loan K,
1-Week LIBOR + 2.25%, 3.46% (E), 02/15/2024	497,500	498,619
Term Loan M,
TBD, 01/30/2025 (F) (G)	2,000,000	2,005,834
Mission Broadcasting, Inc. Term Loan B2, 1-Month LIBOR + 2.50%, 3.74% (E), 01/17/2024	187,407	188,376
Nexstar Broadcasting, Inc. Term Loan B2, 1-Month LIBOR + 2.50%, 3.74% (E), 01/17/2024	1,492,636	1,500,354
Numericable Group SA Term Loan B12, TBD, 01/31/2026 (F) (G)	500,000	500,313
PSAV Holdings LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.83% (E), 04/27/2024	5,052,274	5,077,535
Quincy Newspapers, Inc. Term Loan B, 4.53% (E), 10/13/2022	1,778,203	1,785,982
Sinclair Television Group, Inc. Term Loan B2, 1-Month LIBOR + 2.25%, 3.50% (E), 01/03/2024	694,750	696,053
Tribune Media Co.
Term Loan,
1-Month LIBOR + 3.00%, 4.24% (E), 12/27/2020	322,547	322,950
Term Loan C,
1-Month LIBOR + 3.00%, 4.24% (E), 01/27/2024	3,550,617	3,558,013
Univision Communications, Inc. Term Loan C5, 1-Month LIBOR + 2.75%, 3.99% (E), 03/15/2024	2,929,027	2,913,384

		30,403,492

	Principal	Value
LOAN ASSIGNMENTS (continued)
Metals & Mining - 0.2%
American Rock Salt Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 4.99% (E), 05/20/2021	$ 1,426,903	$ 1,421,552

Multi-Utilities - 1.1%
PrimeLine Utility Services LLC Term Loan, 3-Month LIBOR + 5.50%, 6.88% (E), 11/12/2022	3,437,009	3,443,453
Solenis International, LP 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.57% (E), 07/31/2021	3,376,308	3,381,133

		6,824,586

Multiline Retail - 0.3%
Dollar Tree, Inc. Term Loan B2, 4.25% (E), 07/06/2022	2,000,000	2,023,334

Oil, Gas & Consumable Fuels - 2.4%
BCP Raptor LLC Term Loan B, 2-Month LIBOR + 4.25%, 5.52% (E), 06/24/2024	2,493,750	2,519,468
California Resources Corp. Term Loan A, 1-Month LIBOR + 3.00%, 4.24% (E), 10/01/2019	2,676,322	2,582,650
CITGO Holding, Inc. Term Loan B, 3-Month LIBOR + 8.50%, 9.84% (E), 05/12/2018	1,710,429	1,728,441
CITGO Petroleum Corp. Term Loan B, 3-Month LIBOR + 3.50%, 4.84% (E), 07/29/2021	994,872	997,981
Fieldwood Energy LLC 1st Lien Term Loan, 3-Month LIBOR + 2.88%, 4.21% (E), 09/28/2018	2,100,000	2,000,250
MEG Energy Corp. Term Loan B, 3-Month LIBOR + 3.50%, 4.83% (E), 12/31/2023	2,089,500	2,095,470
Southeast PowerGen LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.84% (E), 12/02/2021	901,458	846,244
Ultra Resources, Inc. 1st Lien Term Loan, 2-Month LIBOR + 3.00%, 4.31% (E), 04/12/2024	2,750,000	2,752,291

		15,522,795

Paper & Forest Products - 0.5%
Dunn Paper, Inc. 1st Lien Term Loan, 6.00% (E), 08/31/2022	1,834,783	1,848,543

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Paper & Forest Products (continued)
Verso Paper Holding LLC Term Loan, 3-Month LIBOR + 11.00%, 12.32% (E), 10/14/2022 (F) (G)	$ 1,303,129	$ 1,324,305

		3,172,848

Personal Products - 0.5%
Prestige Brands, Inc. Term Loan B5, 1-Month LIBOR + 2.75%, 3.99% (E), 01/26/2024	372,869	374,675
Revlon Consumer Products Corp. Term Loan B, 1-Month LIBOR + 3.50%, 4.74% (E), 09/07/2023	3,465,000	2,986,397

		3,361,072

Pharmaceuticals - 1.1%
Akorn, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 5.50% (E), 04/16/2021	2,502,343	2,519,547
Alphabet Holding Co., Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.83% (E), 09/26/2024	1,000,000	976,563
Catalent Pharma Solutions, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (E), 05/20/2021	1,675,987	1,690,303
Endo Luxembourg Finance Co. I SARL Term Loan B, 1-Month LIBOR + 4.25%, 5.50% (E), 04/29/2024	1,795,500	1,817,495

		7,003,908

Professional Services - 0.7%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.63% (E), 07/23/2021	994,872	941,398
Ceridian LLC Term Loan, 1-Month LIBOR + 3.50%, 4.74% (E), 09/15/2020	2,177,034	2,176,355
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 5.74% (E), 05/09/2024	1,496,250	1,502,172

		4,619,925

Real Estate Management & Development - 1.7%
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (E), 04/18/2024	2,244,375	2,252,791
DTZ U.S. Borrower LLC 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.59% (E), 11/04/2021	3,040,935	3,055,191

	Principal	Value
LOAN ASSIGNMENTS (continued)
Real Estate Management & Development (continued)
RE/MAX International, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (E), 12/15/2023	$ 2,505,242	$ 2,514,637
Realogy Corp. Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (E), 07/20/2022	3,032,422	3,045,689

		10,868,308

Road & Rail - 0.2%
Fly Funding II SARL Term Loan B, 3-Month LIBOR + 2.25%, 3.56% (E), 02/09/2023	1,567,405	1,572,629

Semiconductors & Semiconductor Equipment - 0.6%
Ardent Legacy Acquisitions, Inc. Term Loan B, 3-Month LIBOR + 5.50%, 6.83% (E), 08/04/2021	3,953,710	3,958,652

Software - 4.0%
Almonde, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.82% (E), 06/13/2024	3,500,000	3,486,437
Dell, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.00%, 3.25% (E), 09/07/2023	911,162	913,274
Idera, Inc. Term Loan B, 1-Month LIBOR + 5.00%, 6.25% (E), 06/26/2024	1,475,847	1,469,697
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 4.08% (E), 02/01/2022	3,428,872	3,433,693
Kronos, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 4.81% (E), 11/01/2023	2,977,538	2,995,403
MA Finance Co. LLC
Term Loan B2,
1-Month LIBOR + 2.50%, 3.74% (E), 11/19/2021	1,500,000	1,499,062
Term Loan B3,
1-Month LIBOR + 2.75%, 3.99% (E), 06/21/2024	193,467	193,467
Quest Software US Holdings, Inc. Term Loan B, 3-Month LIBOR + 6.00%, 7.38% (E), 10/31/2022	1,938,977	1,955,943
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.75%, 3.99% (E), 06/21/2024	1,306,533	1,306,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Solera LLC Term Loan B, 1-Month LIBOR + 3.25%, 4.49% (E), 03/03/2023	$ 4,446,134	$ 4,476,390
Sophia, LP Term Loan B, 3-Month LIBOR + 3.25%, 4.58% (E), 09/30/2022 (F) (G)	2,513,448	2,508,959
SS&C Technologies, Inc.
Term Loan B1,
1-Month LIBOR + 2.25%, 3.49% (E), 07/08/2022	1,442,244	1,449,230
Term Loan B2,
1-Month LIBOR + 2.25%, 3.49% (E), 07/08/2022	69,455	69,792

		25,757,880

Specialty Retail - 1.2%
Bass Pro Group LLC Term Loan B, 1-Month LIBOR + 5.00%, 6.24% (E), 09/25/2024	1,200,000	1,165,876
Men’s Wearhouse, Inc. Term Loan, 5.00% (E), 06/18/2021	2,500,000	2,437,500
PetSmart, Inc. Term Loan B2, 1-Month LIBOR + 3.00%, 4.24% (E), 03/11/2022	2,176,412	1,866,612
Staples, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.31% (E), 09/12/2024	2,600,000	2,448,137

		7,918,125

Technology Hardware, Storage & Peripherals - 0.2%
Diebold, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 4.00% (E), 11/06/2023	1,134,300	1,135,245

Textiles, Apparel & Luxury Goods - 0.2%
Augusta Sportswear Group, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 5.74% (E), 10/26/2023	1,114,860	1,081,414

Trading Companies & Distributors - 1.4%
LBM Borrower LLC 1st Lien Term Loan, 1-Month LIBOR + 4.50%, 5.74% (E), 08/19/2022	3,021,064	3,053,419
Utility One Source, LP Term Loan B, 1-Month LIBOR + 5.50%, 6.74% (E), 04/07/2023	2,992,500	3,056,091
Wesco Aircraft Hardware Corp.
Term Loan A,
1-Month LIBOR + 3.00%, 4.25% (E), 10/04/2021	1,924,051	1,883,164

	Principal	Value
LOAN ASSIGNMENTS (continued)
Trading Companies & Distributors (continued)
Wesco Aircraft Hardware Corp. (continued)
Term Loan B,
3-Month LIBOR + 2.50%, 3.84% (E), 02/28/2021	$ 1,000,000	$ 966,250

		8,958,924

Wireless Telecommunication Services - 0.4%
Digicel International Finance, Ltd. Term Loan B, 3-Month LIBOR + 3.75%, 5.07% (E), 05/28/2024	2,150,000	2,162,541
Sprint Communications, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 2.50%, 3.75% (E), 02/02/2024	547,250	548,716

		2,711,257

Total Loan Assignments (Cost $554,857,112)		554,571,691

	Shares	Value
COMMON STOCK - 0.0% (K)
Health Care Providers & Services - 0.0% (K)
Valitas Holdings, Inc. (D) (H) (J)	21,887	21,887

Total Common Stock (Cost $21,887)		21,887

EXCHANGE-TRADED FUNDS - 1.9%
U.S. Fixed Income Funds - 1.9%
PowerShares Senior Loan Portfolio	199,000	4,600,880
SPDR Blackstone / GSO Senior Loan ETF	100,000	4,753,000
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	107,100	2,990,232

Total Exchange-Traded Funds (Cost $12,396,090)		12,344,112

SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (L)	3,677,500	3,677,500

Total Securities Lending Collateral (Cost $3,677,500)		3,677,500

	Principal	Value
REPURCHASE AGREEMENT - 7.1%
Fixed Income Clearing Corp., 0.12% (L), dated 10/31/2017, to be repurchased at $45,244,656 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 06/30/2024, and with a value of $46,151,287.	$ 45,244,506	45,244,506

Total Repurchase Agreement (Cost $45,244,506)		45,244,506

Total Investments (Cost $662,563,263)		662,878,272
Net Other Assets (Liabilities) - (3.5)%		(22,629,896)

Net Assets - 100.0%		$ 640,248,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$47,018,576	$—	$47,018,576
Loan Assignments	—	553,040,432	1,531,259	554,571,691
Common Stock	—	—	21,887	21,887
Exchange-Traded Funds	12,344,112	—	—	12,344,112
Securities Lending Collateral	3,677,500	—	—	3,677,500
Repurchase Agreement	—	45,244,506	—	45,244,506

Total Investments	$16,021,612	$645,303,514	$1,553,146	$662,878,272

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Loan Assignments (I)	$—	$—	$1,531,259	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $29,144,601, representing 4.6% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,604,395. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2017, the value of this security is $1,428,000, representing 0.2% of the Fund net assets.
(D)	Non-income producing securities.
(E)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	All or a portion of the security represents unsettled loan commitments at October 31, 2017 where the rate will be determined at time of settlement.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, total value of securities is $1,553,146, representing 0.2% of the Fund’s net assets.
(I)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period the security utilized significant observable inputs.
(J)	Securities are Level 3 of the fair value hierarchy.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Rates disclosed reflect the yields at October 31, 2017.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

Markets globally experienced robust gains. The two biggest drivers of returns were: 1) improved economic growth in Europe and Japan, and 2) political stability in the eurozone on the back of moderate candidates winning key elections across Europe. On a geographic basis, returns were consistent with the U.S., Europe, the U.K. and Japan all gaining at least 17%.

On a sector basis, classic higher-volatility sectors led the way, with technology, industrials and materials performing well, while less volatile consumer staples and telecommunication services lagged. The more volatile sectors benefited from better-than-expected global growth and corporate profits. Growth stocks outpaced value, consistent with the market leadership of technology.

After the U.S. equity markets’ extended period of leadership prior to this period, non-U.S. markets could continue their outperformance, in our view, so we have maintained our underweight in the U.S.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Global Equity Class A returned 24.92%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCl All Country World Index Net and MSCI World Index ex-U.S., returned 23.20% and 23.33%, respectively.

STRATEGY REVIEW

The Fund outperformed its benchmark due mostly to stock selection in consumer discretionary, health care and industrials. Our underweights in real estate and consumer staples also contributed to performance, as investors rotated out of these into more economically-sensitive sectors.

Standouts in consumer discretionary included a stock that was weak the previous year, Royal Caribbean Cruises, Ltd. Fears over the Zika virus and terrorism had hurt cruise-line stocks despite travel demand. This period, the holding more than recovered, as the company’s earnings continued to grow. Another strong performer was Delphi Automotive PLC (no longer held at period end), which announced it would split into two companies – one that would focus on its traditional drive-train business and another that would contain its electronics business, including its leading technology for autonomous driving.

Alnylam Pharmaceuticals, Inc. (“Alnylam”), an early stage biotech company with a product for rare liver disease, was another notable performer. We purchased Alnylam after a competitor’s product had safety issues in its clinical trials, which hurt the stocks of both companies. In our view, Alnylam had the stronger product, so we purchased shares on its decline earlier in 2017. The stock subsequently rebounded.

The Fund’s largest detractors were Korea Electric Power Corp. (“KEPCO”), CVS Health Corp. (“CVS”) and Foot Locker, Inc. KEPCO suffered from fears of increased regulation being ushered in by the new Moon Jae-In administration. The fears appeared to have been worse than reality — President Moon’s campaign rhetoric of closing down nuclear power plants seemed to be a far-fetched ambition. KEPCO has already been granted permission to resume construction of two new nuclear plants.

CVS and Foot Locker, Inc. suffered from fears regarding Amazon.com’s potential impact continued to wreak havoc among retail stocks. The Fund continued to hold both, which were selling at significant discounts to the market as of period end.

David P. Harris, CFA

Jimmy C. Chang, CFA

Co-Portfolio Managers

Rockefeller & Co., Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.9%
Exchange-Traded Funds	2.0
Securities Lending Collateral	0.5
Repurchase Agreement	0.5
Preferred Stock	0.5
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	18.03%	7.88%	1.13%		03/01/2006
Class A (NAV)	24.92%	9.11%	1.70%		03/01/2006
MSCI All Country World Index Net (A)	23.20%	10.80%	3.70%
MSCI World Index ex-U.S. (B)	23.33%	8.46%	1.49%
Class B (POP)	18.96%	8.11%	1.08%		03/01/2006
Class B (NAV)	23.96%	8.26%	1.08%		03/01/2006
Class C (POP)	22.90%	8.29%	0.99%		03/01/2006
Class C (NAV)	23.90%	8.29%	0.99%		03/01/2006
Class I (NAV)	25.20%	9.44%	7.31%		11/30/2009
Class R6 (NAV)	25.19%	N/A	8.09%		05/29/2015
Class T1 (POP)	N/A	N/A	10.59	%(C)	03/17/2017
Class T1 (NAV)	N/A	N/A	13.45	%(C)	03/17/2017
Advisor Class (NAV)	N/A	N/A	21.59	%(C)	12/16/2016

(A) The MSCI All Country World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Investments in global/international markets involve risks not associated with U. S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2017

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 96.9%
Belgium - 0.5%
Galapagos NV (A)	6,833	$ 662,940

China - 3.9%
Baidu, Inc., ADR (A)	6,181	1,507,793
Shenzhou International Group Holdings, Ltd.	83,000	708,565
Tencent Holdings, Ltd.	57,600	2,582,675

		4,799,033

France - 6.0%
BNP Paribas SA	34,227	2,672,838
Cie de Saint-Gobain	30,384	1,782,381
Safran SA	27,841	2,932,697

		7,387,916

Germany - 4.3%
HeidelbergCement AG	21,589	2,209,193
KION Group AG	15,850	1,270,023
Vonovia SE	41,621	1,838,543

		5,317,759

India - 0.7%
ICICI Bank, Ltd., ADR	94,363	863,422

Indonesia - 0.7%
Bank Rakyat Indonesia Persero Tbk PT	702,500	808,037

Italy - 0.9%
Luxottica Group SpA	18,666	1,070,629

Japan - 11.0%
Amada Holdings Co., Ltd.	103,623	1,276,776
Kansai Electric Power Co., Inc.	179,100	2,437,512
Kyocera Corp.	30,200	2,003,418
Mitsubishi Electric Corp.	73,900	1,255,335
Nippon Telegraph & Telephone Corp.	56,700	2,729,160
ORIX Corp.	89,300	1,522,431
Sony Corp.	41,800	1,622,298
Tokyo Gas Co., Ltd.	30,000	744,162

		13,591,092

Mexico - 1.5%
Cemex SAB de CV, ADR (A)	124,332	1,008,333
Grupo Financiero Banorte SAB de CV, Class O	144,300	855,033

		1,863,366

Netherlands - 3.4%
ABN AMRO Group NV, CVA (B)	44,553	1,376,063
ING Groep NV	150,935	2,788,451

		4,164,514

Republic of Korea - 3.8%
Hyundai Motor Co.	8,181	1,175,651
Korea Electric Power Corp.	64,069	2,241,715
Samsung SDI Co., Ltd.	6,874	1,263,930

		4,681,296

Sweden - 2.9%
Atlas Copco AB, A Shares	35,590	1,561,060
Swedbank AB, Class A	83,926	2,083,200

		3,644,260

Switzerland - 1.7%
Novartis AG, ADR	25,073	2,070,528

United Kingdom - 8.5%
Berkeley Group Holdings PLC	18,397	914,075
BP PLC, ADR	54,352	2,210,496

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Compass Group PLC	96,824	$ 2,125,705
Lloyds Banking Group PLC	1,533,190	1,390,594
Pentair PLC	16,842	1,186,687
Prudential PLC	109,346	2,689,620

		10,517,177

United States - 47.1%
Abbott Laboratories	35,743	1,938,343
Alnylam Pharmaceuticals, Inc. (A)	5,092	620,409
Alphabet, Inc., Class C (A)	4,040	4,107,226
Amazon.com, Inc. (A)	2,298	2,539,933
Becton Dickinson and Co.	8,912	1,859,667
Biogen, Inc. (A)	5,127	1,597,881
Cabot Oil & Gas Corp.	35,761	990,580
Cerner Corp. (A)	26,871	1,814,330
ConocoPhillips	35,890	1,835,773
CVS Health Corp.	29,388	2,013,960
Facebook, Inc., Class A (A)	21,000	3,781,260
Foot Locker, Inc.	23,421	704,504
Illumina, Inc. (A)	5,991	1,229,293
JPMorgan Chase & Co.	32,881	3,308,157
Kinder Morgan, Inc.	99,050	1,793,795
Microsoft Corp.	32,127	2,672,324
NCR Corp. (A)	37,909	1,216,500
NIKE, Inc., Class B	21,947	1,206,866
Oracle Corp.	41,690	2,122,021
Regeneron Pharmaceuticals, Inc. (A)	2,256	908,311
Reinsurance Group of America, Inc.	12,383	1,849,773
Royal Caribbean Cruises, Ltd.	25,029	3,097,839
Shire PLC, ADR	11,159	1,647,403
Southwest Airlines Co.	58,080	3,128,189
Spark Therapeutics, Inc. (A) (C)	7,340	593,806
Synchrony Financial	48,670	1,587,615
United Continental Holdings, Inc. (A)	25,374	1,483,871
Visa, Inc., Class A	26,269	2,889,065
WEC Energy Group, Inc.	13,698	923,108
Wells Fargo & Co.	46,486	2,609,724

		58,071,526

Total Common Stocks (Cost $94,402,138)		119,513,495

PREFERRED STOCK - 0.5%
Republic of Korea - 0.5%
Hyundai Motor Co. 3.76% (D)	5,477	552,418

Total Preferred Stock (Cost $600,672)		552,418

EXCHANGE-TRADED FUNDS - 2.0%
United States - 2.0%
iShares Core MSCI EAFE ETF	19,327	1,261,087
iShares Core S&P 500 ETF	4,709	1,218,736

Total Exchange-Traded Funds (Cost $2,466,199)		2,479,823

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (D)	654,759	$ 654,759

Total Securities Lending Collateral (Cost $654,759)		654,759

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.12% (D), dated 10/31/2017, to be repurchased at $646,564 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.63%, due 08/15/2020, and with a value of $659,720.	$ 646,562	646,562

Total Repurchase Agreement (Cost $646,562)		646,562

Total Investments (Cost $98,770,330)		123,847,057
Net Other Assets (Liabilities) - (0.4)%		(513,769)

Net Assets - 100.0%		$ 123,333,288

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	15.0%	$18,755,519
Internet Software & Services	9.7	11,978,954
Oil, Gas & Consumable Fuels	5.5	6,830,644
Biotechnology	4.9	6,030,750
Machinery	4.3	5,294,546
Hotels, Restaurants & Leisure	4.2	5,223,544
Software	3.9	4,794,345
Electric Utilities	3.8	4,679,227
Airlines	3.7	4,612,060
Insurance	3.7	4,539,393
Health Care Equipment & Supplies	3.1	3,798,010
Electronic Equipment, Instruments & Components	2.6	3,267,348
Construction Materials	2.6	3,217,526
Textiles, Apparel & Luxury Goods	2.4	2,986,060
Aerospace & Defense	2.4	2,932,697
IT Services	2.3	2,889,065
Diversified Telecommunication Services	2.2	2,729,160
Internet & Direct Marketing Retail	2.1	2,539,933
Household Durables	2.0	2,536,373
Pharmaceuticals	1.7	2,070,528
Food & Staples Retailing	1.6	2,013,960
Real Estate Management & Development	1.5	1,838,543
Health Care Technology	1.5	1,814,330
Building Products	1.4	1,782,381
Automobiles	1.4	1,728,069
Consumer Finance	1.3	1,587,615
Diversified Financial Services	1.2	1,522,431
International Equity Funds	1.0	1,261,087
Electrical Equipment	1.0	1,255,335
Life Sciences Tools & Services	1.0	1,229,293

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
U.S. Equity Funds	1.0%	$1,218,736
Technology Hardware, Storage & Peripherals	1.0	1,216,500
Multi-Utilities	0.7	923,108
Gas Utilities	0.6	744,162
Specialty Retail	0.6	704,504

Investments, at Value	98.9	122,545,736
Short-Term Investments	1.1	1,301,321

Total Investments	100.0%	$123,847,057

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$67,773,818	$51,739,677	$—	$119,513,495
Preferred Stock	—	552,418	—	552,418
Exchange-Traded Funds	2,479,823	—	—	2,479,823
Securities Lending Collateral	654,759	—	—	654,759
Repurchase Agreement	—	646,562	—	646,562

Total Investments	$70,908,400	$52,938,657	$—	$123,847,057

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the value of the 144A security is $1,376,063, representing 1.1% of the Fund’s net assets.
(C)	All or a portion of the security is on loan. The value of the security on loan is $640,002. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at October 31, 2017.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Government Money Market

(unaudited)

Fund Characteristics	Years
Average Maturity §	0.29
Duration †	0.09

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	45.7%
Short-Term U.S. Government Agency Obligations	29.5
U.S. Government Agency Obligations	20.6
Short-Term U.S. Government Obligations	4.2
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.6%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.09%, 1.15% (A), 11/01/2018	$ 32,500,000	$ 32,500,000
3-Month LIBOR - 0.17%, 1.16% (A), 04/03/2018	19,500,000	19,500,000
Federal Farm Credit Banks
3-Month LIBOR - 0.26%, 1.07% (A), 09/28/2018	18,000,000	18,001,541
3-Month LIBOR - 0.23%, 1.10% (A), 04/03/2019	16,000,000	15,998,232
1-Month LIBOR + 0.12%, 1.36% (A), 11/13/2017	15,300,000	15,300,026
Federal Home Loan Banks
1-Month LIBOR - 0.14%, 1.10% (A), 10/19/2018	28,500,000	28,500,000
1-Month LIBOR - 0.09%, 1.15% (A), 01/14/2019	15,600,000	15,600,000
3-Month LIBOR - 0.17%, 1.15% (A), 06/01/2018	20,000,000	20,000,000
3-Month LIBOR - 0.20%, 1.15% (A), 01/18/2019	16,500,000	16,504,744
3-Month LIBOR - 0.06%, 1.26% (A), 12/18/2017	9,450,000	9,451,722
Federal Home Loan Mortgage Corp. 3-Month LIBOR - 0.28%, 1.03% (A), 08/10/2018, MTN	34,000,000	34,000,000
Federal National Mortgage Association 3-Month LIBOR - 0.05%, 1.28% (A), 03/21/2018	19,000,000	19,020,338

Total U.S. Government Agency Obligations (Cost $244,376,603)		244,376,603

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.5%
Federal Agricultural Mortgage Corp.
1-Month LIBOR - 0.11%, 1.13% (A), 06/22/2018	28,500,000	28,500,000
1-Month LIBOR - 0.10%, 1.14% (A), 09/14/2018	19,000,000	19,000,000
3-Month LIBOR - 0.18%, 1.20% (A), 10/30/2018	28,000,000	28,000,000
Federal Agricultural Mortgage Corp. Discount Notes 1.18% (B), 01/02/2018	21,600,000	21,556,848
Federal Home Loan Bank Discount Notes 1.05% (B), 11/29/2017	52,300,000	52,258,021
1.06% (B), 12/22/2017	17,300,000	17,274,388
1.08% (B), 11/03/2017	35,000,000	34,997,939
1.10% (B), 11/06/2017	12,500,000	12,498,125
1.11% (B), 01/12/2018	36,300,000	36,220,866
1.15% (B), 02/21/2018	33,750,000	33,631,875
1.16% (B), 03/14/2018	33,600,000	33,458,488
Federal Home Loan Mortgage Corp. Discount Notes 1.26% (B), 05/16/2018	33,900,000	33,672,983

Total Short-Term U.S. Government Agency Obligations (Cost $351,069,533)		351,069,533

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 4.2%
U.S. Treasury Bill 1.08% (B), 12/21/2017	$ 16,000,000	$ 15,976,445
1.13% (B), 12/21/2017	34,000,000	33,947,536

Total Short-Term U.S. Government Obligations (Cost $49,923,981)		49,923,981

REPURCHASE AGREEMENTS - 45.7%
Barclays Capital, Inc., 1.04% (B), dated 10/31/2017, to be repurchased at $97,402,814 on 11/01/2017. Collateralized by U.S. Government Agency Obligations, 2.50% - 6.74%, due 05/01/2018 - 10/01/2047, and with a total value of $99,348,000.	97,400,000	97,400,000
Barclays Capital, Inc., 1.26% (B), dated 10/16/2017, to be repurchased at $47,599,750 on 12/15/2017. Collateralized by Foreign Government Obligations, U.S. Government Agency Obligations and a U.S. Government Obligation, 1.13% - 6.04%, due 09/16/2019 - 11/25/2041, and with a total value of $48,450,080. (C)	47,500,000	47,500,000
Fixed Income Clearing Corp., 0.12% (B), dated 10/31/2017, to be repurchased at $893,616 on 11/01/2017. Collateralized by a U.S. Government Obligation, 0.25%, due 01/15/2025, and with a value of $912,707.	893,613	893,613
Goldman Sachs & Co., 1.03% (B), dated 10/31/2017, to be repurchased at $93,002,661 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 08/25/2046, and with a value of $94,860,001.	93,000,000	93,000,000
ING Financial Markets LLC, 1.00% (B), dated 10/31/2017, to be repurchased at $83,702,325 on 11/01/2017. Collateralized by U.S. Government Agency Obligations, 3.50%, due 05/01/2042 - 01/01/2043, and with a total value of $85,374,000.	83,700,000	83,700,000
Jefferies LLC, 1.18% (B), dated 10/31/2017, to be repurchased at $65,102,134 on 11/01/2017. Collateralized by U.S. Government Agency Obligations, 2.75% - 3.50%, due 05/01/2027 - 10/15/2052, and with a total value of $66,402,000.	65,100,000	65,100,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

Principal	Value
REPURCHASE AGREEMENTS (continued)

Nomura Securities International, Inc., 1.06% (B), dated 10/31/2017, to be repurchased at $156,004,593 on 11/01/2017. Collateralized by Foreign Government Obligation, U.S. Government Agency Obligations and U.S. Government Obligations, Zero Coupon - 9.00%, due 01/01/2018 - 04/01/2056, and with a total value of $159,120,000.

$ 156,000,000	$ 156,000,000

Total Repurchase Agreements (Cost $543,593,613)	543,593,613

Total Investments (Cost $1,188,963,730)	1,188,963,730
Net Other Assets (Liabilities) - 0.0% (D)	179,823

Net Assets - 100.0%	$ 1,189,143,553

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$244,376,603	$—	$244,376,603
Short-Term U.S. Government Agency Obligations	—	351,069,533	—	351,069,533
Short-Term U.S. Government Obligations	—	49,923,981	—	49,923,981
Repurchase Agreements	—	543,593,613	—	543,593,613

Total Investments	$—	$1,188,963,730	$—	$1,188,963,730

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $47,500,000 or 4.0% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Growth

(unaudited)

MARKET ENVIRONMENT

Equity returns were strong in the 12 month period ended October 31, 2017, as global Gross Domestic Product (“GDP”) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the U.S., solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, and accumulating cash on company balance sheets.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Growth Class I2 returned 32.38%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.71%.

STRATEGY REVIEW

Information technology positions were major contributors to Fund outperformance. Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continues to grow. Nowhere is this more dramatic than China. Alibaba Group Holding, Ltd. reported financial results that beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what we believe will be long-term growth.

Tencent Holdings, Ltd., China’s largest and most visited Internet service portal, continues to perform well fundamentally driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

The technology of social media has clearly changed how we interact with friends and family, and how and when we consume and share information. Facebook, Inc.’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. We believe the company’s opportunities to monetize its businesses remain substantial.

Both NVIDIA Corp. and Adobe Systems, Inc. are benefiting from technological advances beyond the Internet and mobile connectivity. NVIDIA Corp. has transformed itself from a personal-computer-centric graphics provider to the driver of high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced and standardized around its architecture and platform. Adobe Systems, Inc., while historically best known for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital media, document, creative, marketing, and analytics services.

Apple, Inc.’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of the company’s hardware products.

Technological and behavioral changes are transforming industries well beyond information technology. Within the consumer discretionary sector, notable holdings include Amazon.com, Inc. in retail, Netflix, Inc. in media and entertainment, and Tesla, Inc. in autos and replaceable power. Amazon.com, Inc.’s scale dominance allows an advantageous cost structure and the ability to aggressively invest in its businesses. The long-term positioning of Netflix, Inc. has been strengthened by exclusive deals and original content, international expansion, and scale advantage, which enables the company to fund content costs with a global subscriber base. We believe Tesla, Inc. is positioned to drive rapid growth in the adoption of electric autos, and with its Model 3, target the mainstream automotive market.

However, technological change affected other consumer discretionary holdings negatively, with the incursion of online competition weighing on the stocks of both O’Reilly Automotive, Inc. and Ulta Beauty, Inc.

The Fund’s health care positions lagged the benchmark sector. Notable detractors included Alexion Pharmaceuticals, Inc., which makes drugs for rare genetic diseases; it declined on material and unanticipated management changes and on an investigation into sales practices. Allergan PLC’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.

In information technology, cellphone chipmaker QUALCOMM, Inc. fell on new and ongoing antitrust litigation. Internet security hardware and software maker Palo Alto Networks, Inc. declined on weaker-than-projected product revenue and a lowered outlook.

The Fund’s positions in O’Reilly Automotive, Inc., Ulta Beauty, Inc., Allergan PLC, and Palo Alto Networks, Inc. were eliminated.

Michael A. Del Balso

Blair A. Boyer

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	100.1%
Securities Lending Collateral	0.3
Repurchase Agreement	0.1
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	32.38%	17.92%	9.42%	11/15/2005
Russell 1000® Growth Index (A)	29.71%	16.83%	9.13%
Class R6 (NAV)	32.29%	N/A	13.16%	05/29/2015

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 100.1%
Aerospace & Defense - 2.3%
Boeing Co.	30,874	$ 7,964,875

Air Freight & Logistics - 1.5%
FedEx Corp.	22,847	5,159,081

Automobiles - 1.4%
Tesla, Inc. (A)	14,862	4,927,199

Banks - 1.8%
JPMorgan Chase & Co.	64,009	6,439,945

Beverages - 1.2%
Monster Beverage Corp. (A)	75,808	4,391,557

Biotechnology - 6.2%
AbbVie, Inc.	53,058	4,788,485
Alexion Pharmaceuticals, Inc. (A)	23,384	2,798,129
BioMarin Pharmaceutical, Inc. (A)	44,642	3,664,662
Celgene Corp. (A)	39,312	3,969,333
Regeneron Pharmaceuticals, Inc. (A)	7,349	2,958,854
Vertex Pharmaceuticals, Inc. (A)	24,118	3,526,775

		21,706,238

Capital Markets - 1.5%
Goldman Sachs Group, Inc.	22,446	5,442,706

Chemicals - 1.6%
Albemarle Corp.	39,701	5,593,474

Electronic Equipment, Instruments & Components - 0.6%
Corning, Inc.	68,569	2,146,895

Equity Real Estate Investment Trusts - 1.3%
Crown Castle International Corp.	43,394	4,646,630

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	21,537	3,469,180

Health Care Providers & Services - 1.6%
UnitedHealth Group, Inc.	26,071	5,480,646

Hotels, Restaurants & Leisure - 4.0%
Marriott International, Inc., Class A	58,745	7,018,852
McDonald’s Corp.	41,870	6,988,522

		14,007,374

Internet & Direct Marketing Retail - 9.6%
Amazon.com, Inc. (A)	13,996	15,469,499
Netflix, Inc. (A)	55,401	10,882,418
Priceline Group, Inc. (A)	3,980	7,609,601

		33,961,518

Internet Software & Services - 16.6%
Alibaba Group Holding, Ltd., ADR (A)	82,481	15,249,912
Alphabet, Inc., Class A (A)	7,998	8,262,254
Alphabet, Inc., Class C (A)	8,155	8,290,699
Facebook, Inc., Class A (A)	89,976	16,201,078
Tencent Holdings, Ltd.	236,200	10,590,761

		58,594,704

IT Services - 8.9%
FleetCor Technologies, Inc. (A)	25,779	4,260,495
Mastercard, Inc., Class A	75,593	11,245,971
PayPal Holdings, Inc. (A)	68,189	4,947,794
Visa, Inc., Class A	99,737	10,969,075

		31,423,335

Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	16,877	3,462,992

	Shares	Value
COMMON STOCKS (continued)
Machinery - 2.6%
Caterpillar, Inc.	30,566	$ 4,150,863
Parker-Hannifin Corp.	27,626	5,044,784

		9,195,647

Media - 1.4%
Charter Communications, Inc., Class A (A)	15,043	5,026,919

Oil, Gas & Consumable Fuels - 1.1%
Concho Resources, Inc. (A)	29,161	3,913,698

Personal Products - 1.2%
Estee Lauder Cos., Inc., Class A	37,088	4,146,809

Pharmaceuticals - 1.8%
Bristol-Myers Squibb Co.	104,469	6,441,559

Semiconductors & Semiconductor Equipment - 6.0%
Broadcom, Ltd.	25,811	6,811,781
NVIDIA Corp.	38,505	7,963,219
QUALCOMM, Inc.	31,426	1,603,040
Texas Instruments, Inc.	50,541	4,886,810

		21,264,850

Software - 13.9%
Activision Blizzard, Inc.	83,267	5,453,156
Adobe Systems, Inc. (A)	53,566	9,382,620
Microsoft Corp.	169,871	14,129,870
Red Hat, Inc. (A)	40,343	4,874,645
salesforce.com, Inc. (A)	85,874	8,788,345
Splunk, Inc. (A)	38,108	2,564,668
Workday, Inc., Class A (A)	35,433	3,932,709

		49,126,013

Specialty Retail - 1.7%
Home Depot, Inc.	26,667	4,420,855
Industria de Diseno Textil SA (B)	37,173	1,389,744

		5,810,599

Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	126,808	21,435,624

Textiles, Apparel & Luxury Goods - 2.2%
adidas AG	21,325	4,746,583
Kering, ADR	64,045	2,937,872

		7,684,455

Total Common Stocks (Cost $188,714,750)		352,864,522

SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	1,095,644	1,095,644

Total Securities Lending Collateral (Cost $1,095,644)		1,095,644

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

Principal	Value
REPURCHASE AGREEMENT - 0.1%

Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $439,030 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.38%, due 09/28/2020, and with a value of $450,360.

$ 439,029	$ 439,029

Total Repurchase Agreement (Cost $439,029)	439,029

Total Investments (Cost $190,249,423)	354,399,195
Net Other Assets (Liabilities) - (0.5)%	(1,595,206)

Net Assets - 100.0%	$ 352,803,989

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$336,137,434	$16,727,088	$—	$352,864,522
Securities Lending Collateral	1,095,644	—	—	1,095,644
Repurchase Agreement	—	439,029	—	439,029

Total Investments	$337,233,078	$17,166,117	$—	$354,399,195

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $1,042,459. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Quality Bond

(unaudited)

MARKET ENVIRONMENT

The 12 months ended October 31, 2017, produced modest positive returns to the high grade fixed income markets. The last few months of 2016 witnessed interest rates climbing sharply, particularly with 5-year rates and longer. Through the first 10 months of 2017, the yield curve has flattened with the very front-end rates rising dramatically as the U.S. Federal Reserve (“Fed”) increased the Federal Funds Rate twice and commenced balance sheet normalization, and 10-year rates and longer falling as inflation remains well in check. Gross domestic product (“GDP”) was weak in the first quarter of 2017, but has since improved in the second half of 2017.

The spread tightening which commenced in February 2016 continued nearly unabated over the last 12 months. The corporate sector led the spread tightening. Basic industries and energy have driven the corporate performance as oil traded in a range from $45 to $55/barrel, and global growth improved. Optimism about government-sponsored infrastructure spending and potential corporate tax changes have also fueled the spread tightening. Corporate spreads have been hovering at the post-financial crisis low. Commercial Mortgage-Backed Securities (“CMBS”) and Asset-Backed Securities (“ABS”) have also posted positive excess returns, though to a lesser degree than corporates. The sector spread tightening has occurred even though the sectors experienced significant new issuance. Corporate new issuance is ahead of 2016’s record level of issuance, and CMBS have transitioned from a position of negative net new issuance to positive net new issuance. Strong investor demand for high quality, U.S. dollar-denominated fixed income securities easily absorbed the new issuance.

PERFORMANCE

For the year ended October 31, 2017, Transamerica High Quality Bond Class R4 returned 0.81%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.67%.

STRATEGY REVIEW

The Fund’s overweight to the spread sectors drove the outperformance over the last 12 months. Relative to the benchmark, the Fund had large overweights in CMBS and ABS spread sectors which accounted for most of the excess return. The Fund’s weighting to credit was almost neutral to the benchmark and accounted for modest excess return. Security selection was a large contributor to excess return, with the majority coming from CMBS security selection. Mezzanine tranche and single asset/single borrower CMBS were particularly strong performers. Within the ABS sector more conservative credit card holdings underperformed. In industrials, high quality technology and energy holdings underperformed. The Fund’s overweight in the four- to five-year duration bucket detracted from performance, while the overweight to the front of the curve aided performance in a period of rising interest rates.

With the tightening of spreads over the last year, Merganser Capital Management, LLC has been “de-risking” the Fund and allocating more to lower volatility sectors. The Fund’s credit holdings have been reduced as energy positions matured and the cash was reallocated. The allocation to CMBS has been reduced through both sales and payment of principal and interest. Within CMBS we have increased our allocation to agency CMBS. ABS holdings have been increased, with a greater weighting given to consumer receivables ABS. The Fund’s Treasury holdings have also been increased. These reallocations have lowered the Fund’s spread volatility and increased its liquidity. With the increase in front end rates we have increased the Fund’s duration to be neutral relative to the benchmark.

Peter S. Kaplan, CFA

Jennifer K. Wynn, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Fund Characteristics	Years
Average Maturity §	2.18
Duration †	1.90

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	29.6%
AAA	29.4
AA	11.7
A	14.0
BBB	14.2
Not Rated	0.5
Net Other Assets (Liabilities)	0.6
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I3 (NAV)	N/A	N/A	0.51	%(A)	04/21/2017
Class R (NAV)	N/A	N/A	0.32	%(A)	04/21/2017
Class R4 (NAV)	0.81%	0.72%	2.25%		09/11/2000
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (B)	0.67%	0.93%	2.05%

(A) Not annualized.

(B) The BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2017

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 35.2%
Ally Auto Receivables Trust Series 2017-4, Class A4, 1.96%, 07/15/2022	$ 1,500,000	$ 1,492,304
American Express Credit Account Master Trust Series 2014-4, Class A, 1.43%, 06/15/2020	1,500,000	1,499,940
AmeriCredit Automobile Receivables Trust
Series 2013-3, Class C,
2.38%, 06/10/2019	94,917	94,922
Series 2014-3, Class D,
3.13%, 10/08/2020	1,270,000	1,285,939
Series 2015-4, Class C,
2.88%, 07/08/2021	750,000	755,654
Series 2016-1, Class C,
2.89%, 01/10/2022	950,000	960,127
Series 2016-4, Class B,
1.83%, 12/08/2021	1,000,000	995,070
Series 2017-1, Class C,
2.71%, 08/18/2022	1,000,000	1,001,314
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class B,
3.04%, 03/20/2019 (A)	708,333	709,815
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	1,250,000	1,254,941
Series 2014-1A, Class B,
2.96%, 07/20/2020 (A)	375,000	376,037
Barclays Dryrock Issuance Trust Series 2016-1, Class A, 1.52%, 05/16/2022	2,000,000	1,987,276
Cabela’s Credit Card Master Note Trust Series 2015-1A, Class A1, 2.26%, 03/15/2023	3,350,000	3,366,575
Capital Auto Receivables Asset Trust
Series 2015-4, Class C,
2.89%, 02/22/2021	1,630,000	1,648,762
Series 2016-1, Class B,
2.67%, 12/21/2020	1,000,000	1,007,973
Series 2016-2, Class B,
2.11%, 03/22/2021	1,000,000	998,165
Series 2016-3, Class C,
2.35%, 09/20/2021	725,000	718,371
Capital One Multi-Asset Execution Trust
Series 2015-A1, Class A1,
1.39%, 01/15/2021	3,800,000	3,798,962
Series 2015-A8, Class A8,
2.05%, 08/15/2023	3,300,000	3,298,198
Series 2016-A3, Class A3,
1.34%, 04/15/2022	2,920,000	2,897,363
Series 2016-A4, Class A4,
1.33%, 06/15/2022	3,350,000	3,318,495
Series 2016-A6, Class A6,
1.82%, 09/15/2022	2,015,000	2,011,401
Series 2017-A1, Class A1,
2.00%, 01/17/2023	2,000,000	2,003,382
Series 2017-A4, Class A4,
1.99%, 07/17/2023	4,360,000	4,362,121

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust Series 2015-2, Class C, 2.39%, 03/15/2021	$ 900,000	$ 904,095
Chase Issuance Trust Series 2014-A7, Class A7, 1.38%, 11/15/2019	2,000,000	1,999,923
Chesapeake Funding II LLC Series 2017-2A, Class B, 2.81%, 05/15/2029 (A)	1,300,000	1,303,709
CIT Equipment Collateral Series 2014-VT1, Class C, 2.65%, 10/20/2022 (A)	2,000,000	2,006,162
Citibank Credit Card Issuance Trust
Series 2017-A2, Class A2,
1.74%, 01/19/2021	3,000,000	3,001,059
Series 2017-A3, Class A3,
1.92%, 04/07/2022	3,700,000	3,694,589
CLI Funding V LLC
Series 2013-1A, Class NOTE,
2.83%, 03/18/2028 (A)	578,233	571,526
Series 2013-3A, Class A,
3.67%, 11/18/2028 (A)	375,862	375,060
CNH Equipment Trust
Series 2013-D, Class B,
1.75%, 04/15/2021	1,100,000	1,100,272
Series 2014-B, Class B,
1.93%, 11/15/2021	1,050,000	1,051,224
Series 2014-C, Class A3,
1.05%, 11/15/2019	329,866	329,441
Series 2015-A, Class B,
2.14%, 08/15/2022	2,000,000	1,998,954
Series 2015-B, Class A3,
1.37%, 07/15/2020	609,246	608,690
Series 2015-B, Class B,
2.23%, 10/17/2022	1,825,000	1,827,758
Colony American Homes Series 2015-1A, Class A, 1-Month LIBOR + 1.20%, 2.44% (B), 07/17/2032 (A)	1,527,071	1,529,784
Dell Equipment Finance Trust Series 2017-2, Class C, 2.73%, 10/24/2022 (A)	1,000,000	999,509
Diamond Resorts Owner Trust
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	663,694	661,247
Series 2014-1, Class A,
2.54%, 05/20/2027 (A)	808,250	800,820
Series 2015-2, Class A,
2.99%, 05/22/2028 (A)	466,551	459,328
Discover Card Execution Note Trust Series 2015-A4, Class A4, 2.19%, 04/17/2023	3,000,000	3,012,213
Entergy Texas Restoration Funding LLC Series 2009-A, Class A2, 3.65%, 08/01/2019	450,481	453,707
Ford Credit Auto Owner Trust
Series 2016-C, Class B,
1.73%, 03/15/2022	1,418,000	1,400,405
Series 2017-A, Class C,
2.41%, 07/15/2023	2,578,000	2,578,842

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2015-1, Class B,
1.62%, 01/15/2020	$ 1,050,000	$ 1,050,083
Series 2016-5, Class A1,
1.95%, 11/15/2021	3,150,000	3,149,391
Ford Credit Floorplan Master Owner Trust A Series 2017-2, Class B, 2.34%, 09/15/2022	1,570,000	1,566,392
Global SC Finance II SRL Series 2013-1A, Class A, 2.98%, 04/17/2028 (A)	921,250	911,601
Huntington Auto Trust Series 2016-1, Class A3, 1.59%, 11/16/2020	1,835,000	1,832,541
Hyundai Auto Receivables Trust Series 2017-B, Class B, 2.23%, 02/15/2023	1,840,000	1,826,937
John Deere Owner Trust Series 2017-B, Class A4, 2.11%, 07/15/2024	1,300,000	1,295,500
Master Credit Card Trust II Series 2017-1A, Class A, 2.26%, 07/21/2021 (A)	2,330,000	2,341,655
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	1,221,280	1,221,418
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	732,581	720,023
Series 2017-1A, Class A,
2.42%, 12/20/2034 (A)	1,424,227	1,417,993
Nissan Master Owner Trust Receivables Series 2015-A, Class A2, 1.44%, 01/15/2020	2,090,000	2,089,763
Sierra Receivables Funding Co. LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (A)	815,196	817,683
Sierra Timeshare Receivables Funding LLC Series 2015-1A, Class A, 2.40%, 03/22/2032 (A)	396,267	395,733
Synchrony Credit Card Master Note Trust Series 2012-2, Class A, 2.22%, 01/15/2022	2,062,000	2,071,777
Toyota Auto Receivables Owner Trust Series 2017-A, Class A2A, 1.42%, 09/16/2019	1,375,000	1,374,209
Verizon Owner Trust
Series 2017-1A, Class B,
2.45%, 09/20/2021 (A)	1,350,000	1,353,510
Series 2017-2A, Class C,
2.38%, 12/20/2021 (A)	850,000	846,510
World Omni Auto Receivables Trust Series 2015-A, Class A4, 1.75%, 04/15/2021	2,450,000	2,449,065
World Omni Automobile Lease Securitization Trust
Series 2015-A, Class B,
1.94%, 12/15/2020	2,030,000	2,029,337

	Principal	Value
ASSET-BACKED SECURITIES (continued)
World Omni Automobile Lease Securitization Trust (continued)
Series 2016-A, Class A4,
1.61%, 01/15/2022	$ 1,000,000	$ 995,947

Total Asset-Backed Securities (Cost $106,521,339)		106,268,492

CORPORATE DEBT SECURITIES - 26.1%
Banks - 6.4%
Bank of America Corp. 2.65%, 04/01/2019	3,941,000	3,973,311
Bank of Nova Scotia 2.15%, 07/14/2020	1,250,000	1,251,367
Citigroup, Inc. 2.55%, 04/08/2019	3,425,000	3,454,434
JPMorgan Chase & Co. 2.55%, 10/29/2020	1,000,000	1,009,566
KeyBank NA 2.35%, 03/08/2019	3,330,000	3,350,768
Toronto-Dominion Bank 1.90%, 10/24/2019, MTN	2,835,000	2,832,433
Wells Fargo & Co. 2.50%, 03/04/2021	3,425,000	3,439,032

		19,310,911

Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	2,000,000	2,025,519

Capital Markets - 2.4%
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.36%, 2.73% (B), 04/23/2021	3,005,000	3,079,703
Morgan Stanley 2.65%, 01/27/2020	4,000,000	4,036,087

		7,115,790

Chemicals - 0.8%
Airgas, Inc. 1.65%, 02/15/2018	2,575,000	2,575,687

Communications Equipment - 0.3%
Cisco Systems, Inc. 2.20%, 02/28/2021	825,000	827,215

Consumer Finance - 3.7%
Ford Motor Credit Co. LLC 2.24%, 06/15/2018	1,500,000	1,503,768
3.34%, 03/28/2022	1,000,000	1,020,111
General Motors Financial Co., Inc. 3.20%, 07/13/2020	3,080,000	3,149,257
John Deere Capital Corp. 1.25%, 10/09/2019, MTN	2,875,000	2,840,349
PACCAR Financial Corp. 1.75%, 08/14/2018, MTN	760,000	760,808
Toyota Motor Credit Corp. 1.70%, 02/19/2019, MTN	2,025,000	2,024,002

		11,298,295

Diversified Financial Services - 0.8%
Bear Stearns Cos. LLC 7.25%, 02/01/2018	2,500,000	2,534,095

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 2.0%
AT&T, Inc. 2.80%, 02/17/2021	$ 2,215,000	$ 2,246,802
Verizon Communications, Inc. 3-Month LIBOR + 1.00%, 2.32% (B), 03/16/2022	3,650,000	3,726,068

		5,972,870

Equity Real Estate Investment Trusts - 0.8%
Ventas Realty, LP / Ventas Capital Corp. 4.00%, 04/30/2019	2,516,000	2,579,602

Food & Staples Retailing - 1.2%
CVS Health Corp. 2.80%, 07/20/2020	3,500,000	3,541,599

Independent Power & Renewable Electricity Producers - 1.0%
Exelon Generation Co. LLC 5.20%, 10/01/2019	2,795,000	2,954,385

Industrial Conglomerates - 0.8%
Honeywell International, Inc. 1.40%, 10/30/2019	2,350,000	2,336,770

IT Services - 1.0%
Visa, Inc. 2.20%, 12/14/2020	3,075,000	3,096,891

Multi-Utilities - 0.9%
Public Service Co. of Oklahoma 5.15%, 12/01/2019	2,550,000	2,700,269

Oil, Gas & Consumable Fuels - 1.6%
Chevron Corp. 1.72%, 06/24/2018	1,500,000	1,500,841
Petroleos Mexicanos 3-Month LIBOR + 2.02%, 3.37% (B), 07/18/2018	3,250,000	3,274,375

		4,775,216

Pharmaceuticals - 0.8%
Teva Pharmaceutical Finance IV LLC 2.25%, 03/18/2020	2,500,000	2,448,034

Semiconductors & Semiconductor Equipment - 0.3%
Altera Corp. 2.50%, 11/15/2018	1,050,000	1,059,037

Technology Hardware, Storage & Peripherals - 0.6%
Hewlett Packard Enterprise Co. 2.85%, 10/05/2018	1,800,000	1,815,201

Total Corporate Debt Securities (Cost $78,891,265)		78,967,386

MORTGAGE-BACKED SECURITIES - 8.5%
BX Trust Series 2017-SLCT, Class B, 1-Month LIBOR + 1.20%, 2.44% (B), 07/15/2034 (A)	1,800,000	1,801,692
CGDB Commercial Mortgage Trust Series 2017-BIO, Class B, 1-Month LIBOR + 0.95%, 2.18% (B), 05/15/2030 (A)	1,600,000	1,600,502
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class AFX, 2.76%, 02/10/2033 (A)	2,863,750	2,872,830

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CLNS Trust Series 2017-IKPR, Class B, 1-Month LIBOR + 1.00%, 2.24% (B), 06/11/2032 (A)	$ 1,600,000	$ 1,599,993
COMM Mortgage Trust
Series 2012-LC4, Class A3,
3.07%, 12/10/2044	1,183,519	1,195,916
Series 2013-CR12, Class A1,
1.30%, 10/10/2046	991,575	990,046
Core Industrial Trust Series 2015-TEXW, Class C, 3.73%, 02/10/2034 (A)	3,200,000	3,265,427
DBCG Mortgage Trust Series 2017-BBG, Class B, 1-Month LIBOR + 0.85%, 2.09% (B), 06/15/2034 (A)	1,600,000	1,600,497
GS Mortgage Securities Corp. Trust Series 2017-SLP, Class B, 3.77%, 10/10/2032	1,450,000	1,492,691
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A2, 1.97%, 05/15/2046	493,288	493,364
Morgan Stanley Capital I Trust
Series 2014-MP, Class A,
3.47%, 08/11/2033 (A)	3,200,000	3,304,297
Series 2016-UB12, Class A1,
1.78%, 12/15/2049	2,096,651	2,081,460
UBS Commercial Mortgage Trust Series 2012-C1, Class A3, 3.40%, 05/10/2045	3,170,207	3,287,348
WFRBS Commercial Mortgage Trust Series 2013-C18, Class A1, 1.19%, 12/15/2046	127,538	127,419

Total Mortgage-Backed Securities (Cost $25,826,912)		25,713,482

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
Federal Home Loan Mortgage Corp. 2.18%, 05/25/2022	2,221,004	2,216,579
1-Year CMT + 2.04%, 2.90% (B), 06/01/2033	850,161	891,230
4.50%, 09/01/2026	999,668	1,048,548
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.97% (B), 01/25/2021	2,000,000	2,108,909
Federal National Mortgage Association 0.06% (B), 10/25/2021	33,702,342	173,486
0.36% (B), 01/25/2022	33,116,813	422,524
1.95%, 11/01/2020	2,630,000	2,609,394
FREMF Mortgage Trust 3.81% (B), 06/25/2047 (A)	1,060,027	1,080,123
3.95% (B), 08/25/2047 (A)	1,940,000	2,007,545
4.26% (B), 01/25/2045 (A)	1,580,000	1,663,786
Government National Mortgage Association 4.51% (B), 12/20/2061	1,767,064	1,810,328
4.63% (B), 11/20/2061	818,521	833,591

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
4.66% (B), 09/20/2063	$ 1,748,601	$ 1,783,206
4.71% (B), 02/20/2063	1,824,864	1,873,967
4.75% (B), 02/20/2061	149,749	151,263
4.83% (B), 02/20/2061 - 06/20/2063	1,641,069	1,686,502
4.85% (B), 05/20/2062	1,432,310	1,470,531
4.87% (B), 05/20/2061	398,219	403,764
5.26% (B), 11/20/2060	1,358,035	1,402,330
5.30% (B), 04/20/2061	685,297	708,293
5.48% (B), 01/20/2060	2,169,128	2,232,263
5.71% (B), 06/20/2059	118,920	120,281
5.75%, 12/15/2022	253,538	272,116

Total U.S. Government Agency Obligations (Cost $29,311,063)		28,970,559

U.S. GOVERNMENT OBLIGATIONS - 20.0%
U.S. Treasury - 20.0%
U.S. Treasury Floating Rate Note 3-Month Treasury Money Market Yield + 0.14%, 1.27% (B), 01/31/2019	3,610,000	3,617,029

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note 0.88%, 07/31/2019	$ 14,834,000	$ 14,657,846
1.13%, 02/28/2021	16,775,000	16,406,736
1.50%, 05/15/2020	26,000,000	25,879,141

Total U.S. Government Obligations (Cost $60,758,592)		60,560,752

Total Investments (Cost $301,309,171)		300,480,671
Net Other Assets (Liabilities) - 0.6%		1,755,166

Net Assets - 100.0%		$ 302,235,837

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$106,268,492	$—	$106,268,492
Corporate Debt Securities	—	78,967,386	—	78,967,386
Mortgage-Backed Securities	—	25,713,482	—	25,713,482
U.S. Government Agency Obligations	—	28,970,559	—	28,970,559
U.S. Government Obligations	—	60,560,752	—	60,560,752

Total Investments	$—	$300,480,671	$—	$300,480,671

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $41,870,756, representing 13.9% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(C)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

Last November, we wrote the fiscal year was “not completely unlike any other 12 month period in the post-crisis era.” The 12 months since then have been, perhaps, the most stunningly divergent in the years since the great recession. A synchronized global recovery is well-underway. The U.S. Federal Reserve (“Fed”) has been raising interest rates and shrinking its balance sheet. The Trump era has taken geopolitical volatility to new heights, while equity market volatility reached historical lows. Stocks hit record highs, credit spreads compressed, and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, healthcare, and regulation remained just that, promises.

The Fed has stated that it is likely to remain on track to gradually remove accommodation over time and that commitment has been unwavering over the past year, even in the face of three 25 basis point hikes to the Federal Funds target rate range. With Jerome Powell being selected as the new Chair, markets have been acting like they expect a high-degree of continuity from the Yellen years.

In the high yield credit markets, demand for the asset class amid low default rates led to tighter spreads. Idiosyncratic credits/sectors like retail and energy remained volatile, but the high yield asset class as a whole performed well. A generally improving commodity landscape and a relatively range-bound U.S. Treasury market provided support. Net new issuance was never enough to satiate investors’ search for yield, creating a broadly price-supportive environment for investors. However, bond Fund flows were net negative over the past 12 months.

Monthly default volume averaged $2.4 billion in the 12-month period that ended on October 31, 2017, notably lower than the $5.6 billion over the prior twelve months. High yield recovery rates improved to 49.0% in the same time period, up 17.9% since year-end 2016, and up 23.8% since year-end 2015.

PERFORMANCE

For the year ended October 31, 2017, Transamerica High Yield Bond Class A returned 8.63%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 8.92%.

STRATEGY REVIEW

The Fund seeks a high level of current income by investing in high-yield debt securities. Security selection across the ratings spectrum, and in particular within BB-rated bonds, was the largest contributor to performance. The Fund’s underweight to BB-rated bonds and off-index exposure to investment grade bonds also contributed favorably. Given that CCC-rated bonds were the top-performing rating class in the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund’s modest underweight positioning in the segment served as a slight detractor. The portfolio management team has been finding more compelling total return opportunities within CCC and B-rated securities, and fewer opportunities within BB-rated securities of late.

By sector, an underweight to consumer cyclicals and overweights to the banking and insurance industries were the top contributors, while overweights to transportation and consumer non-cyclicals and an underweight to energy were the largest detractors from active returns.

From a fundamental perspective, the sub-adviser has continued to prefer the U.S. high yield relative to the rest of the world. Key sector overweights include housing-related credit, gaming, and financials. Given the modestly improving fundamentals among many lower-quality issuers, the strategy maintained a slight down-in-quality bias versus the benchmark.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	4.98
Duration †	3.26

Credit Quality ‡	Percentage of Net Assets
AAA	2.8%
BBB	5.8
BB	36.3
B	45.1
CCC and Below	7.7
Not Rated	10.0
Net Other Assets (Liabilities)	(7.7)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	3.49%	4.50%	6.77%		06/14/1985
Class A (NAV)	8.63%	5.52%	7.29%		06/14/1985
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	8.92%	6.27%	7.90%
Class B (POP)	2.75%	4.49%	6.65%		10/01/1995
Class B (NAV)	7.75%	4.66%	6.65%		10/01/1995
Class C (POP)	6.91%	4.76%	6.56%		11/11/2002
Class C (NAV)	7.91%	4.76%	6.56%		11/11/2002
Class I (NAV)	8.83%	5.75%	8.09%		11/30/2009
Class I2 (NAV)	9.05%	5.91%	7.74%		11/08/2004
Class I3 (NAV)	N/A	N/A	5.51	% (B)	03/24/2017
Class R (NAV)	N/A	N/A	5.19	% (B)	03/24/2017
Class R4 (NAV)	N/A	N/A	5.35	% (B)	03/24/2017
Class R6 (NAV)	9.06%	N/A	5.39%		05/29/2015
Class T1 (POP)	N/A	N/A	2.45	% (B)	03/17/2017
Class T1 (NAV)	N/A	N/A	5.12	% (B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	8.09	% (B)	12/16/2016
(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES - 93.5%
Aerospace & Defense - 1.2%
Bombardier, Inc. 6.00%, 10/15/2022 (A)	$ 993,000	$ 978,105
6.13%, 01/15/2023 (A) (B)	5,320,000	5,313,350
7.75%, 03/15/2020 (A) (B)	3,604,000	3,865,290
DAE Funding LLC 4.50%, 08/01/2022 (A)	1,573,000	1,594,629
5.00%, 08/01/2024 (A)	2,539,000	2,592,954
Triumph Group, Inc. 5.25%, 06/01/2022	6,462,000	6,397,380
7.75%, 08/15/2025 (A)	3,390,000	3,623,062

		24,364,770

Airlines - 2.5%
American Airlines Group, Inc. 4.63%, 03/01/2020 (A)	2,740,000	2,829,050
5.50%, 10/01/2019 (A)	8,461,000	8,799,440
American Airlines Pass-Through Trust 5.60%, 01/15/2022 (A)	6,316,067	6,612,132
5.63%, 07/15/2022 (A)	3,098,666	3,253,599
6.13%, 07/15/2018 (A)	9,965,000	10,219,855
Continental Airlines Pass-Through Trust 5.50%, 04/29/2022	686,177	718,771
6.13%, 04/29/2018	6,425,000	6,519,448
6.90%, 10/19/2023	3,250,922	3,442,076
United Airlines Pass-Through Trust 4.63%, 03/03/2024	1,492,518	1,546,845
United Continental Holdings, Inc. 4.25%, 10/01/2022	615,000	618,075
6.38%, 06/01/2018	2,346,000	2,398,785
US Airways Pass-Through Trust 5.45%, 06/03/2018	881,000	895,272
6.75%, 12/03/2022	1,851,995	2,033,491

		49,886,839

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	3,500,000	3,587,500

Banks - 3.3%
Bank of America Corp. Fixed until 01/30/2018, 8.00% (C), 01/30/2018 (D)	10,059,000	10,184,737
Barclays PLC
Fixed until 09/15/2019, 6.63% (C), 09/15/2019 (D)	5,726,000	5,983,670
Fixed until 12/15/2018, 8.25% (C), 12/15/2018 (D)	5,930,000	6,303,116
BNP Paribas SA
Fixed until 03/14/2022, 6.75% (C), 03/14/2022 (A) (B) (D)	6,785,000	7,421,094
Fixed until 03/30/2021, 7.63% (C), 03/30/2021 (A) (B) (D)	2,298,000	2,576,633
CIT Group, Inc. 5.00%, 08/15/2022	4,330,000	4,654,750
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	7,065,000	7,509,426
JPMorgan Chase & Co. Fixed until 04/30/2018, 7.90% (C), 04/30/2018 (D)	4,353,000	4,464,001

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC Fixed until 06/27/2024, 7.50% (C), 06/27/2024 (D)	$ 6,675,000	$ 7,617,844
Royal Bank of Scotland Group PLC Fixed until 08/15/2021, 8.63% (C), 08/15/2021 (D)	2,910,000	3,295,284
Societe Generale SA Fixed until 09/13/2021, 7.38% (C), 09/13/2021 (A) (D)	6,588,000	7,263,270

		67,273,825

Beverages - 0.7%
Cott Beverages, Inc. 5.38%, 07/01/2022	8,496,000	8,851,770
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	5,510,000	5,682,188

		14,533,958

Building Products - 4.1%
Airxcel, Inc. 8.50%, 02/15/2022 (A)	4,436,000	4,702,160
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	20,416,000	22,049,280
Builders FirstSource, Inc. 5.63%, 09/01/2024 (A)	7,131,000	7,532,119
10.75%, 08/15/2023 (A)	8,662,000	9,853,025
Griffon Corp. 5.25%, 03/01/2022	13,272,000	13,467,098
5.25%, 03/01/2022 (A)	3,968,000	4,026,330
Norbord, Inc. 6.25%, 04/15/2023 (A)	6,850,000	7,526,437
Ply Gem Industries, Inc. 6.50%, 02/01/2022	13,285,000	13,793,270

		82,949,719

Capital Markets - 1.6%
Credit Suisse Group AG
Fixed until 12/18/2024, 6.25% (C), 12/18/2024 (A) (D)	1,350,000	1,476,563
Fixed until 12/11/2023, 7.50% (C), 12/11/2023 (A) (D)	11,458,000	13,319,925
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (C), 12/01/2017 (D)	1,048,000	928,381
Goldman Sachs Group, Inc. Fixed until 05/10/2019, 5.70% (C), 05/10/2019 (D)	5,908,000	6,100,010
Morgan Stanley
Fixed until 07/15/2019, 5.45% (C), 07/15/2019 (D)	5,712,000	5,923,344
Fixed until 07/15/2020, 5.55% (C), 07/15/2020 (B) (D)	4,320,000	4,536,000

		32,284,223

Chemicals - 1.3%
Hexion, Inc. 6.63%, 04/15/2020	12,053,000	10,727,170
7.88%, 02/15/2023	4,886,000	3,249,190
10.00%, 04/15/2020	1,821,000	1,729,950

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	$ 2,581,000	$ 2,629,394
5.25%, 06/01/2027 (A)	7,249,000	7,393,980

		25,729,684

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023 (B)	4,368,000	4,422,600
6.38%, 04/01/2024 (A)	4,533,000	4,702,988
GW Honos Security Corp. 8.75%, 05/15/2025 (A)	3,677,000	3,916,005

		13,041,593

Communications Equipment - 0.4%
CommScope Technologies LLC 6.00%, 06/15/2025 (A)	8,234,000	8,697,163

Construction & Engineering - 2.1%
Abengoa Abenewco 2 SAU PIK Rate 1.50%, Cash Rate 0.25%, 03/31/2023 (A)	1,885,138	89,544
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.75%, 08/01/2025 (A)	3,965,000	3,925,350
6.88%, 02/15/2021 (A)	12,874,000	13,211,942
Brookfield Residential Properties, Inc. 6.38%, 05/15/2025 (A)	7,249,000	7,593,328
6.50%, 12/15/2020 (A)	1,972,000	2,013,905
Century Communities, Inc. 5.88%, 07/15/2025 (A)	6,073,000	6,133,669
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	4,535,000	4,444,300
William Lyon Homes, Inc. 5.88%, 01/31/2025	3,926,000	4,004,520

		41,416,558

Consumer Finance - 2.7%
Ally Financial, Inc. 3.25%, 02/13/2018	872,000	874,533
5.75%, 11/20/2025 (B)	3,127,000	3,451,426
7.50%, 09/15/2020	5,468,000	6,158,335
8.00%, 03/15/2020	2,445,000	2,747,569
Altice Financing SA 6.63%, 02/15/2023 (A)	4,884,000	5,148,224
7.50%, 05/15/2026 (A)	4,860,000	5,327,775
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	2,275,000	2,371,688
Navient Corp. 4.88%, 06/17/2019, MTN	2,923,000	3,007,036
5.00%, 10/26/2020	513,000	528,390
5.50%, 01/15/2019, MTN	2,630,000	2,712,187
5.88%, 10/25/2024 (B)	2,955,000	2,999,325
6.50%, 06/15/2022	1,308,000	1,388,115
6.63%, 07/26/2021	1,020,000	1,092,675
OneMain Financial Holdings LLC 6.75%, 12/15/2019 (A)	2,555,000	2,650,813
7.25%, 12/15/2021 (A)	7,727,000	8,036,080
Springleaf Finance Corp.
5.25%, 12/15/2019	1,000,000	1,032,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Springleaf Finance Corp. (continued)
6.00%, 06/01/2020	$ 4,203,000	$ 4,407,896
8.25%, 12/15/2020	551,000	621,253

		54,555,820

Containers & Packaging - 2.3%
ARD Finance SA PIK Rate 7.13%, Cash Rate 7.13%, 09/15/2023	5,091,000	5,421,915
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, 02/15/2025 (A)	5,357,000	5,685,116
7.25%, 05/15/2024 (A)	1,285,000	1,411,894
Ball Corp. 4.38%, 12/15/2020	2,143,000	2,250,150
5.25%, 07/01/2025	1,838,000	2,019,502
BWAY Holding Co. 5.50%, 04/15/2024 (A)	6,211,000	6,474,967
7.25%, 04/15/2025 (A)	1,057,000	1,096,638
Coveris Holdings SA 7.88%, 11/01/2019 (A)	4,455,000	4,343,625
Flex Acquisition Co., Inc. 6.88%, 01/15/2025 (A)	4,005,000	4,140,169
Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023 (A)	3,880,000	4,258,300
6.38%, 08/15/2025 (A)	1,470,000	1,661,100
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.13%, 07/15/2023 (A)	2,268,000	2,361,215
5.75%, 10/15/2020	745,000	758,045
6.88%, 02/15/2021	2,673,559	2,743,740
7.00%, 07/15/2024 (A)	1,176,000	1,255,380

		45,881,756

Diversified Financial Services - 2.1%
Dana Financing Luxembourg Sarl 5.75%, 04/15/2025 (A)	12,610,000	13,366,600
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT or 30-Year CMT, 4.36% (C), 12/21/2065 (A)	10,412,000	10,047,580
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 4.61% (C), 12/21/2065 (A)	875,000	848,750
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, 08/15/2024 (A)	3,000,000	3,063,750
7.38%, 04/01/2020 (A)	500,000	516,250
7.50%, 04/15/2021 (A)	5,754,000	5,998,545
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	7,270,000	7,524,450

		41,365,925

Diversified Telecommunication Services - 8.2%
CenturyLink, Inc. 6.45%, 06/15/2021	5,110,000	5,391,612
6.75%, 12/01/2023	474,000	493,079
7.50%, 04/01/2024 (B)	1,740,000	1,848,750
7.60%, 09/15/2039	7,755,000	7,153,987
7.65%, 03/15/2042	20,050,000	18,295,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Frontier Communications Corp. 7.63%, 04/15/2024	$ 12,316,000	$ 9,421,740
8.75%, 04/15/2022	2,766,000	2,278,492
9.00%, 08/15/2031	7,484,000	5,818,810
11.00%, 09/15/2025	1,348,000	1,144,115
Hughes Satellite Systems Corp. 5.25%, 08/01/2026	328,000	335,406
6.50%, 06/15/2019	1,183,000	1,252,501
6.63%, 08/01/2026	4,443,000	4,687,365
7.63%, 06/15/2021	15,351,000	17,154,742
Intelsat Jackson Holdings SA 7.50%, 04/01/2021	11,634,000	11,023,215
8.00%, 02/15/2024 (A)	1,247,000	1,321,820
9.50%, 09/30/2022 (A)	2,165,000	2,541,169
Level 3 Communications, Inc. 5.75%, 12/01/2022	2,918,000	2,998,245
SFR Group SA 7.38%, 05/01/2026 (A)	8,784,000	9,442,800
Sprint Capital Corp. 6.90%, 05/01/2019	3,343,000	3,526,865
8.75%, 03/15/2032	1,090,000	1,321,625
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	5,890,000	6,022,525
Virgin Media Finance PLC 5.75%, 01/15/2025 (A)	8,490,000	8,765,925
6.00%, 10/15/2024 (A)	375,000	392,813
6.38%, 04/15/2023 (A)	8,014,000	8,354,595
Virgin Media Secured Finance PLC 5.25%, 01/15/2026 (A)	7,038,000	7,303,333
5.50%, 08/15/2026 (A)	1,575,000	1,647,844
Wind Acquisition Finance SA 4.75%, 07/15/2020 (A)	4,770,000	4,826,763
7.38%, 04/23/2021 (A)	13,806,000	14,341,673
Windstream Services LLC 7.50%, 06/01/2022 - 04/01/2023 (B)	4,091,000	3,041,445
7.75%, 10/01/2021 (B)	3,630,000	2,740,650

		164,889,529

Electric Utilities - 1.0%
Elwood Energy LLC 8.16%, 07/05/2026	6,088,556	6,819,183
Red Oak Power LLC 9.20%, 11/30/2029	7,249,000	8,191,370
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	3,973,000	4,400,097

		19,410,650

Electronic Equipment, Instruments & Components - 0.1%
Sanmina Corp. 4.38%, 06/01/2019 (A)	1,856,000	1,906,260

Energy Equipment & Services - 3.0%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	6,872,000	6,219,160
Exterran Energy Solutions, LP / EES Finance Corp. 8.13%, 05/01/2025 (A)	3,836,000	4,037,390

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Genesis Energy, LP / Genesis Energy Finance Corp. 6.50%, 10/01/2025	$ 4,020,000	$ 4,070,250
6.75%, 08/01/2022	7,750,000	8,001,875
Noble Holding International, Ltd. 6.05%, 03/01/2041	3,513,000	2,327,363
8.70%, 04/01/2045	2,998,000	2,398,400
NuStar Logistics, LP 4.80%, 09/01/2020	10,806,000	11,224,732
5.63%, 04/28/2027	2,956,000	3,118,580
6.75%, 02/01/2021	2,632,000	2,855,720
8.15%, 04/15/2018	2,960,000	3,041,400
Rowan Cos., Inc. 4.88%, 06/01/2022 (B)	5,458,000	5,144,165
7.38%, 06/15/2025 (B)	660,000	664,937
Weatherford International LLC 6.80%, 06/15/2037	4,470,000	3,799,500
Weatherford International, Ltd. 6.75%, 09/15/2040 (B)	5,177,000	4,329,266

		61,232,738

Equity Real Estate Investment Trusts - 1.5%
CBL & Associates, LP 5.25%, 12/01/2023 (B)	8,406,000	8,446,990
5.95%, 12/15/2026 (B)	2,562,000	2,555,193
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	2,059,000	2,115,622
iStar, Inc. 5.25%, 09/15/2022	2,788,000	2,857,700
6.00%, 04/01/2022	4,917,000	5,113,680
SBA Communications Corp. 4.00%, 10/01/2022 (A)	2,321,000	2,355,815
Uniti Group, LP / Uniti Fiber Holdings, Inc. 7.13%, 12/15/2024 (A)	2,129,000	1,964,002
Uniti Group, LP / Uniti Group Finance, Inc. 8.25%, 10/15/2023	5,340,000	5,139,750

		30,548,752

Food & Staples Retailing - 1.1%
Albertsons Cos. LLC / Safeway, Inc. 5.75%, 03/15/2025	5,727,000	5,039,760
6.63%, 06/15/2024 (B)	6,004,000	5,643,760
Rite Aid Corp. 6.13%, 04/01/2023 (A) (B)	8,882,000	8,260,260
6.75%, 06/15/2021	1,051,000	1,044,431
7.70%, 02/15/2027 (B)	2,879,000	2,447,150

		22,435,361

Food Products - 0.9%
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	4,419,000	4,286,430
7.25%, 06/01/2021 (A)	3,698,000	3,770,037
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	3,564,000	3,773,385
5.88%, 09/30/2027 (A)	740,000	769,600
Post Holdings, Inc. 8.00%, 07/15/2025 (A)	4,998,000	5,628,998

		18,228,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Gas Utilities - 0.2%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023 (B)	$ 3,808,000	$ 3,541,440

Health Care Equipment & Supplies - 1.6%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	8,669,000	8,278,895
Hologic, Inc. 5.25%, 07/15/2022 (A)	5,007,000	5,226,056
Mallinckrodt International Finance SA 4.75%, 04/15/2023 (B)	4,623,000	3,894,878
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.50%, 04/15/2025 (A) (B)	5,190,000	4,658,025
5.75%, 08/01/2022 (A) (B)	6,121,000	5,990,929
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	3,273,000	3,277,091

		31,325,874

Health Care Providers & Services - 5.2%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021 (B)	1,445,000	1,405,263
6.25%, 03/31/2023	2,212,000	2,129,050
6.88%, 02/01/2022 (B)	17,476,000	12,648,255
7.13%, 07/15/2020 (B)	5,254,000	4,557,845
DaVita, Inc. 5.13%, 07/15/2024	1,169,000	1,171,923
5.75%, 08/15/2022	5,763,000	5,943,094
HCA Healthcare, Inc. 6.25%, 02/15/2021	14,228,000	15,312,885
HCA, Inc. 5.25%, 04/15/2025	2,679,000	2,853,135
5.88%, 02/15/2026	3,731,000	3,922,214
7.50%, 02/15/2022	12,442,000	14,121,670
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	8,455,000	8,674,353
LifePoint Health, Inc. 5.38%, 05/01/2024 (B)	2,834,000	2,844,627
5.50%, 12/01/2021	5,417,000	5,518,569
5.88%, 12/01/2023	2,805,000	2,882,698
Tenet Healthcare Corp. 4.38%, 10/01/2021	4,245,000	4,230,142
5.13%, 05/01/2025 (A)	1,268,000	1,234,715
6.00%, 10/01/2020	2,703,000	2,838,150
6.75%, 06/15/2023 (B)	2,401,000	2,253,939
8.13%, 04/01/2022 (B)	10,770,000	10,823,850

		105,366,377

Health Care Technology - 0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025 (A)	3,067,000	3,136,008

Hotels, Restaurants & Leisure - 5.3%
Boyd Gaming Corp. 6.38%, 04/01/2026	2,760,000	3,029,100
6.88%, 05/15/2023	8,265,000	8,874,544
FelCor Lodging, LP 5.63%, 03/01/2023	4,905,000	5,070,544

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
International Game Technology PLC 6.25%, 02/15/2022 (A)	$ 1,479,000	$ 1,626,456
6.50%, 02/15/2025 (A)	13,369,000	15,006,702
MGM Resorts International 6.00%, 03/15/2023	4,642,000	5,089,489
6.63%, 12/15/2021	7,595,000	8,487,412
6.75%, 10/01/2020	2,134,000	2,347,400
7.75%, 03/15/2022	3,385,000	3,928,902
NCL Corp., Ltd. 4.75%, 12/15/2021 (A)	5,081,000	5,286,781
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	6,146,000	6,184,413
Scientific Games International, Inc. 5.00%, 10/15/2025 (A)	745,000	756,175
7.00%, 01/01/2022 (A)	4,792,000	5,067,540
10.00%, 12/01/2022	19,601,000	21,682,234
Viking Cruises, Ltd. 5.88%, 09/15/2027 (A)	8,933,000	8,999,997
6.25%, 05/15/2025 (A)	4,926,000	5,098,410
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2049 (A) (E) (F) (G) (H) (I) (J)	1,066,313	0

		106,536,099

Household Durables - 2.5%
Beazer Homes USA, Inc. 5.88%, 10/15/2027 (A) (B)	4,635,000	4,629,206
7.25%, 02/01/2023	268,000	279,725
8.75%, 03/15/2022	2,220,000	2,466,864
CalAtlantic Group, Inc. 5.00%, 06/15/2027	2,778,000	2,920,373
KB Home 7.25%, 06/15/2018	2,705,000	2,772,625
7.50%, 09/15/2022	3,565,000	4,126,488
7.63%, 05/15/2023	6,963,000	8,024,857
8.00%, 03/15/2020	1,900,000	2,113,750
Meritage Homes Corp. 4.50%, 03/01/2018	6,170,000	6,200,850
5.13%, 06/06/2027	2,829,000	2,860,826
7.15%, 04/15/2020	4,721,000	5,181,297
Tempur Sealy International, Inc. 5.50%, 06/15/2026	4,261,000	4,388,830
5.63%, 10/15/2023	4,933,000	5,204,315

		51,170,006

Independent Power & Renewable Electricity Producers - 2.2%
Calpine Corp. 5.25%, 06/01/2026 (A)	2,154,000	2,156,692
5.50%, 02/01/2024	870,000	833,025
5.75%, 01/15/2025 (B)	7,696,000	7,311,200
5.88%, 01/15/2024 (A)	2,725,000	2,820,375
6.00%, 01/15/2022 (A)	7,829,000	8,083,442
Dynegy, Inc. 6.75%, 11/01/2019	1,722,000	1,784,423
7.63%, 11/01/2024	4,474,000	4,887,845
8.00%, 01/15/2025 (A)	3,394,000	3,707,945
8.13%, 01/30/2026 (A) (B)	1,940,000	2,153,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers (continued)
NRG Energy, Inc. 6.63%, 03/15/2023	$ 3,524,000	$ 3,647,340
7.25%, 05/15/2026	5,972,000	6,472,155

		43,857,842

Insurance - 1.4%
Genworth Holdings, Inc. 4.80%, 02/15/2024 (B)	2,000,000	1,701,400
4.90%, 08/15/2023	2,924,000	2,477,213
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 3.44% (C), 02/12/2067 (A)	11,676,000	11,208,960
Lincoln National Corp. 3-Month LIBOR + 2.36%, 3.67% (C), 05/17/2066	13,808,000	12,996,780

		28,384,353

IT Services - 0.6%
First Data Corp. 5.00%, 01/15/2024 (A)	2,523,000	2,620,766
5.75%, 01/15/2024 (A)	4,320,000	4,519,800
7.00%, 12/01/2023 (A)	5,091,000	5,447,472

		12,588,038

Leisure Products - 0.1%
Mattel, Inc. 2.35%, 08/15/2021	1,200,000	1,107,000
4.35%, 10/01/2020	1,577,000	1,585,550

		2,692,550

Machinery - 1.9%
CNH Industrial Capital LLC 3.88%, 07/16/2018 - 10/15/2021	6,275,000	6,434,739
4.38%, 04/05/2022	2,370,000	2,512,200
Meritor, Inc. 6.25%, 02/15/2024	7,922,000	8,466,637
6.75%, 06/15/2021	1,245,000	1,287,019
Novelis Corp. 5.88%, 09/30/2026 (A)	3,626,000	3,737,028
6.25%, 08/15/2024 (A)	3,525,000	3,718,875
Vertiv Group Corp. 9.25%, 10/15/2024 (A)	4,032,000	4,415,040
Xerium Technologies, Inc. 9.50%, 08/15/2021	6,974,000	7,163,693

		37,735,231

Media - 7.4%
Adelphia Communications Corp. 9.25%, 10/01/2049 (E) (F) (I) (K)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (E) (F) (I) (K)	1,460,000	102
Cablevision Systems Corp. 7.75%, 04/15/2018	5,447,000	5,570,157
8.00%, 04/15/2020	3,366,000	3,727,845
CCO Holdings LLC / CCO Holdings Capital Corp. 5.00%, 02/01/2028 (A)	3,937,000	3,907,472
5.13%, 02/15/2023	2,675,000	2,761,938
5.13%, 05/01/2027 (A)	6,041,000	6,101,410
5.25%, 03/15/2021 - 09/30/2022	2,755,000	2,818,950
5.50%, 05/01/2026 (A)	907,000	929,675

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (continued)
5.75%, 02/15/2026 (A)	$ 2,150,000	$ 2,247,825
5.88%, 04/01/2024 (A)	1,000,000	1,065,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020 (A)	2,255,000	2,300,371
7.75%, 07/15/2025 (A)	1,050,000	1,147,125
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	11,838,000	12,234,362
7.63%, 03/15/2020 (B)	3,456,000	3,438,720
7.63%, 03/15/2020	14,714,000	14,695,607
CSC Holdings LLC 6.63%, 10/15/2025 (A)	9,767,000	10,704,632
10.13%, 01/15/2023 (A)	4,374,000	5,008,230
10.88%, 10/15/2025 (A)	3,607,000	4,418,575
DISH DBS Corp. 5.00%, 03/15/2023	3,570,000	3,453,975
5.88%, 07/15/2022 - 11/15/2024	8,594,000	8,598,951
6.75%, 06/01/2021	3,215,000	3,375,750
7.75%, 07/01/2026	8,620,000	9,428,125
7.88%, 09/01/2019	5,953,000	6,432,216
iHeartCommunications, Inc. 9.00%, 03/01/2021	690,000	495,938
10.63%, 03/15/2023	3,830,000	2,748,025
Regal Entertainment Group 5.75%, 06/15/2023	1,710,000	1,776,263
5.75%, 02/01/2025 (B)	3,550,000	3,621,000
Unitymedia GmbH 6.13%, 01/15/2025 (A)	4,782,000	5,094,743
Univision Communications, Inc. 5.13%, 02/15/2025 (A)	4,911,000	4,880,306
6.75%, 09/15/2022 (A)	6,883,000	7,132,509
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	9,191,000	9,374,820

		149,490,708

Metals & Mining - 2.9%
Anglo American Capital PLC 3.75%, 04/10/2022 (A)	2,366,000	2,438,627
4.75%, 04/10/2027 (A)	1,470,000	1,553,933
Constellium NV 5.75%, 05/15/2024 (A)	6,126,000	6,171,945
6.63%, 03/01/2025 (A) (B)	2,850,000	2,956,875
7.88%, 04/01/2021 (A)	3,036,000	3,226,661
8.00%, 01/15/2023 (A) (B)	5,098,000	5,461,232
FMG Resources, Ltd. 4.75%, 05/15/2022 (A)	2,335,000	2,381,700
Freeport-McMoRan, Inc. 5.45%, 03/15/2043	6,550,000	6,157,000
6.50%, 11/15/2020	1,722,000	1,754,288
6.75%, 02/01/2022	3,067,000	3,189,680
6.88%, 02/15/2023	4,439,000	4,855,689
New Gold, Inc. 6.25%, 11/15/2022 (A) (B)	2,226,000	2,298,345
6.38%, 05/15/2025 (A)	4,117,000	4,374,312
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022 (A)	2,667,000	2,753,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Teck Resources, Ltd. 6.00%, 08/15/2040	$ 6,652,000	$ 7,375,405
8.50%, 06/01/2024 (A)	978,000	1,119,810

		58,069,180

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 5.00%, 12/15/2021	1,801,000	1,886,548

Multiline Retail - 0.5%
Dollar Tree, Inc. 5.75%, 03/01/2023	5,717,000	5,995,704
Macy’s Retail Holdings, Inc. 2.88%, 02/15/2023	5,300,000	4,851,388

		10,847,092

Oil, Gas & Consumable Fuels - 9.6%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (A) (B)	5,205,000	5,673,450
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	2,640,000	2,890,800
Bill Barrett Corp. 8.75%, 06/15/2025 (B)	3,000,000	2,947,500
Callon Petroleum Co. 6.13%, 10/01/2024	5,812,000	6,044,480
Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023 (B)	1,233,000	1,254,578
7.50%, 09/15/2020 (B)	4,230,000	4,314,600
8.25%, 07/15/2025	4,998,000	5,385,345
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	4,326,000	4,682,895
Chesapeake Energy Corp. 8.00%, 12/15/2022 (A) (B)	3,493,000	3,758,258
8.00%, 06/15/2027 (A)	2,152,000	2,075,335
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	9,437,000	10,191,960
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	4,889,000	5,023,447
Continental Resources, Inc. 4.50%, 04/15/2023 (B)	2,889,000	2,925,113
5.00%, 09/15/2022	4,247,000	4,294,779
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	4,151,000	4,214,842
Denbury Resources, Inc. 9.00%, 05/15/2021 (A) (B)	4,809,000	4,700,798
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, 11/29/2024 (A) (B)	1,576,000	1,607,520
9.38%, 05/01/2020	2,225,000	1,868,310
Gulfport Energy Corp. 6.00%, 10/15/2024	1,670,000	1,670,000
6.38%, 05/15/2025	4,749,000	4,820,235
6.38%, 01/15/2026 (A)	2,791,000	2,818,910
Kinder Morgan, Inc. 7.75%, 01/15/2032, MTN	1,196,000	1,536,301
8.05%, 10/15/2030, MTN	2,486,000	3,081,799

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
NGPL PipeCo LLC 4.38%, 08/15/2022 (A)	$ 1,048,000	$ 1,078,130
4.88%, 08/15/2027 (A)	220,000	227,700
Oasis Petroleum, Inc. 6.50%, 11/01/2021 (B)	1,071,000	1,089,743
6.88%, 03/15/2022	6,351,000	6,509,775
Parsley Energy LLC / Parsley Finance Corp. 5.25%, 08/15/2025 (A)	1,778,000	1,795,780
5.38%, 01/15/2025 (A)	3,704,000	3,759,560
5.63%, 10/15/2027 (A)	2,328,000	2,402,217
PDC Energy, Inc. 6.13%, 09/15/2024	5,959,000	6,219,706
Sabine Pass Liquefaction LLC 5.88%, 06/30/2026	2,697,000	3,051,189
SM Energy Co. 5.63%, 06/01/2025 (B)	929,000	903,453
6.13%, 11/15/2022 (B)	3,265,000	3,281,325
6.50%, 11/15/2021 - 01/01/2023 (B)	3,750,000	3,792,923
6.75%, 09/15/2026 (B)	812,000	833,315
Southwestern Energy Co. 7.50%, 04/01/2026	4,843,000	5,024,612
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	2,540,000	2,590,800
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.50%, 06/15/2025 (A)	4,791,000	5,018,573
Sunoco, LP / Sunoco Finance Corp. 5.50%, 08/01/2020	2,785,000	2,861,588
6.25%, 04/15/2021	6,409,000	6,713,427
6.38%, 04/01/2023	7,515,000	7,984,687
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.00%, 01/15/2028 (A)	3,340,000	3,348,350
5.13%, 02/01/2025	6,956,000	7,164,680
6.75%, 03/15/2024	3,380,000	3,641,950
Ultra Resources, Inc. 6.88%, 04/15/2022 (A)	811,000	819,110
7.13%, 04/15/2025 (A) (B)	4,048,000	4,037,880
Whiting Petroleum Corp. 5.75%, 03/15/2021 (B)	5,427,000	5,467,702
WildHorse Resource Development Corp. 6.88%, 02/01/2025 (A)	7,493,000	7,436,802
WPX Energy, Inc. 5.25%, 09/15/2024	2,483,000	2,492,311
6.00%, 01/15/2022	1,400,000	1,457,750
8.25%, 08/01/2023	4,965,000	5,591,831

		194,378,124

Paper & Forest Products - 0.2%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	3,580,000	3,723,200

Personal Products - 0.6%
High Ridge Brands Co. 8.88%, 03/15/2025 (A)	2,300,000	2,133,250
Revlon Consumer Products Corp. 5.75%, 02/15/2021 (B)	12,011,000	10,299,433

		12,432,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 1.6%
Endo Dac / Endo Finance LLC 6.00%, 07/15/2023 (A)	$ 8,912,000	$ 7,218,720
Valeant Pharmaceuticals International, Inc. 5.50%, 11/01/2025 (A)	1,011,000	1,033,748
5.63%, 12/01/2021 (A)	2,580,000	2,351,025
5.88%, 05/15/2023 (A)	15,698,000	13,264,810
6.13%, 04/15/2025 (A)	465,000	390,600
6.38%, 10/15/2020 (A) (B)	5,634,000	5,598,787
6.50%, 03/15/2022 (A)	866,000	917,960
7.50%, 07/15/2021 (A)	1,506,000	1,481,527

		32,257,177

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	9,055,000	9,564,344

Road & Rail - 0.2%
Hertz Corp. 5.50%, 10/15/2024 (A) (B)	603,000	542,700
6.25%, 10/15/2022 (B)	3,692,000	3,535,090

		4,077,790

Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology, Inc. 7.50%, 09/15/2023	1,108,000	1,227,110
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	5,738,000	5,960,348

		7,187,458

Software - 0.9%
Infor US, Inc. 5.75%, 08/15/2020 (A)	2,064,000	2,125,920
6.50%, 05/15/2022	8,666,000	9,034,305
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	6,761,000	7,014,537

		18,174,762

Specialty Retail - 1.3%
Claire’s Stores, Inc. 6.13%, 03/15/2020 (A)	600,000	342,000
9.00%, 03/15/2019 (A)	5,021,000	3,075,363
L Brands, Inc. 6.75%, 07/01/2036	7,385,000	7,218,837
6.88%, 11/01/2035	6,144,000	6,097,920
Men’s Wearhouse, Inc. 7.00%, 07/01/2022 (B)	4,128,000	3,921,600
PetSmart, Inc. 5.88%, 06/01/2025 (A)	7,363,000	6,424,217

		27,079,937

Technology Hardware, Storage & Peripherals - 2.1%
Dell International LLC / EMC Corp. 5.45%, 06/15/2023 (A)	3,776,000	4,137,519
7.13%, 06/15/2024 (A) (B)	1,785,000	1,970,194
8.35%, 07/15/2046 (A)	2,712,000	3,514,403
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	7,970,000	8,378,463
Seagate HDD Cayman 4.25%, 03/01/2022 (A)	1,855,000	1,885,324
4.75%, 06/01/2023 - 01/01/2025	5,324,000	5,388,606
4.88%, 06/01/2027	5,877,000	5,736,391

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp. 7.38%, 04/01/2023 (A)	$ 4,185,000	$ 4,582,575
10.50%, 04/01/2024	5,682,000	6,667,827

		42,261,302

Trading Companies & Distributors - 0.8%
United Rentals North America, Inc. 4.63%, 10/15/2025	1,149,000	1,175,599
4.88%, 01/15/2028	1,195,000	1,200,975
5.50%, 07/15/2025 (B)	8,917,000	9,569,056
5.50%, 05/15/2027	4,287,000	4,587,090

		16,532,720

Wireless Telecommunication Services - 2.3%
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	12,754,000	13,535,182
11.50%, 11/15/2021	4,758,000	5,959,395
Sprint Corp. 7.25%, 09/15/2021	3,268,000	3,562,120
7.88%, 09/15/2023	9,553,000	10,675,477
T-Mobile USA, Inc. 4.00%, 04/15/2022	2,493,000	2,578,697
6.13%, 01/15/2022	702,000	730,080
6.50%, 01/15/2024	1,882,000	2,009,035
6.63%, 04/01/2023	1,881,000	1,975,050
Wind Tre SpA 5.00%, 01/20/2026 (A) (L)	4,241,000	4,268,516

		45,293,552

Total Corporate Debt Securities (Cost $1,843,568,064)		1,883,811,468

LOAN ASSIGNMENTS - 1.6%
Commercial Services & Supplies - 0.2%
Advanced Disposal Services, Inc. Term Loan B3, 1-Week LIBOR + 2.75%, 3.95% (C), 11/10/2023	3,935,465	3,966,623

Containers & Packaging - 0.1%
Coveris Holdings SA Term Loan B, 3-Month LIBOR + 4.25%, 5.58% (C), 06/29/2022	2,959,625	2,953,153

Electric Utilities - 0.1%
Homer City Generation, LP Term Loan, 1-Month LIBOR + 11.00%, 12.25% (C), 02/08/2023	2,510,385	2,133,827

Electrical Equipment - 0.0% (M)
Atkore International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.34% (C), 12/22/2023	650,013	654,076

Energy Equipment & Services - 0.3%
Weatherford International, Ltd. Term Loan, 1-Month LIBOR + 2.30%, 3.55% (C), 07/13/2020	5,652,941	5,465,687

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services - 0.3%
First Data Corp. Term Loan, 1-Month LIBOR + 2.25%, 3.49% (C), 07/08/2022	$ 5,248,575	$ 5,263,297

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 1-Month LIBOR + 4.00%, 5.69% (C), 11/30/2023	4,789,978	4,804,947

Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 1-Month LIBOR + 8.75%, 9.99% (C), 11/12/2020	4,406,700	3,363,779

Software - 0.2%
Kronos, Inc. 2nd Lien Term Loan, 3-Month LIBOR + 8.25%, 9.56% (C), 11/01/2024	3,302,000	3,396,246

Total Loan Assignments (Cost $33,091,770)		32,001,635

	Shares	Value
COMMON STOCKS - 0.2%
Electric Utilities - 0.2%
Homer City Generation LLC (E) (F) (H) (I)	270,659	3,743,214

Media - 0.0% (M)
New Cotai LLC / New Cotai Capital Corp. (E) (F) (I)	6	118

Total Common Stocks (Cost $13,906,884)		3,743,332

PREFERRED STOCKS - 1.4%
Banks - 1.0%
GMAC Capital Trust I Series 2, 3-Month LIBOR + 5.79%, 7.10% (C)	765,100	20,091,526

Building Products - 0.4%
Associated Materials Group, Inc. PIK Rate 0.00%, Cash Rate 0.00% (F) (I) (N)	8,907,048	8,105,414

Total Preferred Stocks (Cost $28,166,791)		28,196,940

WARRANTS - 0.0% (M)
Building Products - 0.0% (M)
Associated Materials Group, Inc. (E) (F) (H) (I) Exercise Price $0 Expiration Date 11/17/2023	116,602	115,436

Food Products - 0.0%
American Seafoods Group LLC (E) (F) (H) (I) (J) Exercise Price $0 Expiration Date 05/15/2018	1,265	0

Total Warrants (Cost $16,134)		115,436

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (O)	166,224,968	$ 166,224,968

Total Securities Lending Collateral (Cost $166,224,968)		166,224,968

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 0.12% (O), dated 10/31/2017, to be repurchased at $57,213,777 on 11/01/2017. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.38% - 2.13%, due 08/31/2020 - 09/28/2020, and with a total value of $58,358,473.	$ 57,213,586	57,213,586

Total Repurchase Agreement (Cost $57,213,586)		57,213,586

Total Investments (Cost $2,142,188,197)		2,171,307,365
Net Other Assets (Liabilities) - (7.7)%		(155,734,530)

Net Assets - 100.0%		$ 2,015,572,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,883,811,275	$193	$1,883,811,468
Loan Assignments	—	32,001,635	—	32,001,635
Common Stocks	—	—	3,743,332	3,743,332
Preferred Stocks	20,091,526	—	8,105,414	28,196,940
Warrants	—	—	115,436	115,436
Securities Lending Collateral	166,224,968	—	—	166,224,968
Repurchase Agreement	—	57,213,586	—	57,213,586

Total Investments	$186,316,494	$1,973,026,496	$11,964,375	$2,171,307,365

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $831,887,645, representing 41.3% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $162,810,743. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Illiquid security. At October 31, 2017, the value of such securities amounted to $3,858,961 or 0.2% of the Fund’s net assets.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, total value of securities is $11,964,375, representing 0.6% of the Fund’s net assets.
(G)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2017, the value of this security is $0, representing less than 0.1% of the Fund net assets.
(H)	Non-income producing securities.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Securities deemed worthless.
(K)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2017. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(O)	Rates disclosed reflect the yields at October 31, 2017.
(P)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment in-kind

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

The end of 2016 concluded a year with record new issue supply and a bond market sell-off after the November elections. The election of President Trump caused a sell-off in the Treasury market as investors believed the new administration in the White House would bring about dramatic policy changes. Healthcare reform, tax reform, and de-regulation were all key focuses both during and after the election, as many people believed that changes were on the horizon and would lead to rapid economic growth. The municipal market sold off in sympathy and as a result, municipal mutual fund outflows were robust in the latter part of 2016.

The initial shock to the market waned in the early months of 2017, especially as it became more clear that the policy changes and hope for a rejuvenated economy were further away than many people had originally hoped for just after the election. The U.S. Federal Reserve’s (“Fed”) plans to increase rates and run down the balance sheet have also been influencing factors on the market environment this year. Despite lagging inflation data, the Fed has remained steadfast in its plans to slowly raise rates with a few small increases this year. Though we’ve seen two rate hikes thus far in 2017, their effects on the market have been fairly short-lived, especially as decisions (and non-decisions) in the White House and Congress have muddied the economic landscape in a way that has left many questions unanswered and investors uncertain about the future direction of markets.

The general trend this year has seen the market normalize post-election. As a result of widening credit spreads, the municipal market was set up to outperform, especially in lower rated credits and the long-end of the yield curve. In early September 2017, we saw the 10-Year Treasury yield hit a year-to-date low of 2.04%, a low not seen since the election last year. Though we’ve witnessed an uptick in yields since that low late in the third quarter of 2017, the supply and demand dynamics this year have been key contributors to an otherwise strong municipal market. Through October 2017, supply has been down relative to 2015 and 2016, though 2016 was a year in which we saw record supply as a result of issuers looking to pull together deals ahead of the election. Muted supply combined with healthy fund inflows throughout the year have resulted in a well-balanced supply/demand dynamic that has benefited the municipal market thus far.

PERFORMANCE

For the year ended October 31, 2017, the Transamerica High Yield Muni Class A returned 2.26%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, returned 2.99%.

STRATEGY REVIEW

We generally preferred higher quality credits than the index during the period. Our process focuses on diligent credit research in smaller bond deals, lesser-known issuers, and areas of the market we believe to be over-looked and under-valued by most investors. We look to take advantage of such opportunities, while also keeping an active management approach to sell out of positions that we no longer believe to be providing enough value for the risk potential.

Duration positioning was a consistent detractor from performance, though the Fund’s duration remained fairly in line with that of the index throughout the period. Over the last 12 months, the long end of the curve outperformed the short end, and the Fund was significantly overweight short duration holdings with maturities of one year or less and underweight long duration (9+ years).

The Fund’s credit allocation also detracted from performance over the last year, especially as credit spreads tightened in this relatively low yield environment. The largest detractors to performance across credits were the Fund’s underweight exposure to non-rated and B-rated bonds relative to the index. At the issuer level, Chicago and New York Counties Tobacco Trust were the top performers as the yield curve flattened and credit spreads tightened.

Though the Fund was overweight in Puerto Rico, the exposure was concentrated in insured credits which have not traded at the same spreads as the non-insured bonds, and thus did not realize the same significant underperformance as the non-insured credits. The Fund’s underweighting in tobacco credits also contributed to its relative underperformance, as the tobacco sector saw tremendous outperformance over the last twelve months.

Matthew Dalton

Portfolio Manager

Belle Haven Investments, L.P.

Fund Characteristics	Years
Average Maturity §	9.92
Duration †	7.10

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	4.8%
AAA	1.2
AA	29.4
A	14.8
BBB	21.5
BB	6.8
B	3.7
Not Rated	16.5
Net Other Assets (Liabilities)	1.3
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(1.07)%	7.23%		07/31/2013
Class A (NAV)	2.26%	8.08%		07/31/2013
Bloomberg Barclays High Yield Municipal Bond Index (A)	2.99%	5.86%
Class C (POP)	0.67%	7.49%		07/31/2013
Class C (NAV)	1.64%	7.49%		07/31/2013
Class I (NAV)	2.41%	8.28%		07/31/2013
Class I2 (NAV)	2.44%	0.86%		09/30/2016
Class T1 (POP)	N/A	3.86	%(B)	03/17/2017
Class T1 (NAV)	N/A	6.48	%(B)	03/17/2017

(A) The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 93.2%
Alabama - 0.2%
Alabama Industrial Development Authority, Revenue Bonds, 6.45% (A), 12/01/2023	$ 175,000	$ 175,478
County of Perry, General Obligation Unlimited, Series A, 5.50%, 12/01/2040	30,000	31,062

		206,540

Alaska - 0.0% (B)
Northern Tobacco Securitization Corp., Revenue Bonds, Series A, 4.63%, 06/01/2023	10,000	10,286

Arizona - 2.3%
Arizona Health Facilities Authority, Revenue Bonds, Series A, 5.00%, 01/01/2022	175,000	199,479
Industrial Development Authority of the City of Phoenix, Revenue Bonds 4.63%, 07/01/2026 (C) (D)	600,000	607,878
Series A,
4.00%, 07/01/2022 (C)	500,000	492,870
Series A, AMBAC,
4.00%, 07/01/2021	10,000	10,015
4.50%, 07/01/2032	40,000	40,018
Industrial Development Authority of the County of Pima, Revenue Bonds, Series R, 2.88%, 07/01/2021	110,000	110,894
Industrial Development Authority of the County of Yavapai, Revenue Bonds, Series B, 4.50%, 09/01/2018 (C) (D)	20,000	20,021
La Paz County Industrial Development Authority, Revenue Bonds, Series A, 4.38%, 02/15/2028 (C)	210,000	209,557
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	610,000	659,367

		2,350,099

California - 7.9%
Aromas-San Juan Unified School District, General Obligation Unlimited, Series B, AGM, Zero Coupon (E), 08/01/2042	300,000	169,287
Butte County Housing Authority, Revenue Bonds, Series A, 7.25%, 10/01/2030 (F)	50,000	50,609
California County Tobacco Securitization Agency, Revenue Bonds 5.70% (E), 06/01/2046	250,000	250,867
5.75%, 06/01/2029	35,000	35,381
5.88%, 06/01/2035	100,000	101,031

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Health Facilities Financing Authority, Revenue Bonds, 4.50%, 02/01/2022	$ 65,000	$ 71,505
California Municipal Finance Authority, Revenue Bonds, 4.00%, 12/01/2023	110,000	124,013
California School Finance Authority, Revenue Bonds, Series A, 5.35%, 08/01/2024 (F)	275,000	289,759
California Statewide Communities Development Authority, Revenue Bonds 5.00%, 11/01/2048	950,000	1,046,539
Series A,
5.25%, 12/01/2056 (C)	500,000	543,485
California Statewide Financing Authority, Revenue Bonds, Series A, 5.63%, 05/01/2029	40,000	40,039
Coachella Valley Unified School District, General Obligation Unlimited Series C, AGM, Zero Coupon, 08/01/2037 - 08/01/2038	35,000	16,200
Cypress School District, General Obligation Unlimited, Zero Coupon (E), 08/01/2050	100,000	68,400
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1,
5.00%, 06/01/2026 - 06/01/2033	965,000	1,114,503
5.13%, 06/01/2047	475,000	467,177
5.75%, 06/01/2047	255,000	254,992
Hesperia Unified School District, Certificate of Participation, BAM, 3.00%, 02/01/2034	275,000	268,408
Oxnard School District, Certificate of Participation, BAM, Fixed until 08/01/2021, 2.00% (A), 08/01/2045	500,000	502,150
Pioneer Union Elementary School District, Certificate of Participation, MAC, 3.00%, 08/01/2025	120,000	128,482
Rio Vista Community Facilities District, Special Tax, Series 1, 5.85%, 09/01/2035	25,000	25,072
Sanger Unified School District, Certificate of Participation, AGM, 3.38%, 06/01/2042	500,000	492,180
Santee School District, General Obligation Unlimited, Series E, AGM, Zero Coupon, 05/01/2051	150,000	38,640
Shandon Joint Unified School District, General Obligation Unlimited, Series A, BAM, 4.00%, 08/01/2037	245,000	266,861

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
South Whittier School District, General Obligation Unlimited Series A, AGM, 5.00%, 08/01/2023 - 08/01/2027	$ 225,000	$ 270,608
Sutter Butte Flood Agency, Special Assessment, BAM, 3.50%, 10/01/2030	1,175,000	1,232,152
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	60,000	60,010
Tobacco Securitization Authority of Southern California, Revenue Bonds
Series A1,
4.75%, 06/01/2025	30,000	30,018
5.13%, 06/01/2046	30,000	30,051
Truckee-Donner Recreation & Park District, Certificate of Participation, AGM, 4.00%, 09/01/2024	150,000	170,086

		8,158,505

Colorado - 5.0%
Canyons Metropolitan District No. 5, General Obligation Limited
Series A,
6.00%, 12/01/2037 (F)	1,000,000	1,011,410
Series B,
8.00%, 12/15/2047 (F)	500,000	506,285
Clear Creek Station Metropolitan District No. 2, General Obligation Limited, Series A, 4.38%, 12/01/2032 (F)	500,000	506,955
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
3.75%, 06/15/2047	725,000	700,872
Series A,
3.25%, 12/15/2036 - 06/01/2046	1,065,000	970,253
Denver Connection West Metropolitan District, General Obligation Limited, Series A, 5.38%, 08/01/2047 (F)	500,000	501,440
Gateway Regional Metropolitan District, General Obligation Limited
AGM,
3.13%, 12/01/2041	140,000	131,068
3.25%, 12/01/2045	265,000	246,031
High Plains Metropolitan District, General Obligation Unlimited, NATL, 4.00%, 12/01/2047	480,000	494,050
Public Authority for Colorado Energy, Revenue Bonds, 6.50%, 11/15/2038	60,000	84,187

		5,152,551

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut - 0.2%
Connecticut Housing Finance Authority, Revenue Bonds, Series C2, 2.70%, 11/15/2031	$ 150,000	$ 144,621
West Haven New Public Housing Authority, Revenue Bonds, 5.30%, 01/01/2022	25,000	25,979

		170,600

Delaware - 0.7%
Delaware State Economic Development Authority, Revenue Bonds Series A, 5.00%, 09/01/2036 - 09/01/2046	620,000	680,898

District of Columbia - 2.1%
District of Columbia, Revenue Bonds, 5.00%, 06/01/2046	1,000,000	1,077,260
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds
6.50%, 05/15/2033	20,000	22,473
6.75%, 05/15/2040	1,000,000	1,051,750
Series A,
Zero Coupon, 06/15/2046	100,000	14,469

		2,165,952

Florida - 3.7%
Cape Coral Health Facilities Authority, Revenue Bonds, 6.00%, 07/01/2050 (C)	300,000	322,437
Capital Projects Finance Authority, Revenue Bonds, Series F-1, NATL, 5.00%, 10/01/2031	60,000	60,716
Capital Trust Agency, Inc., Revenue Bonds, Series A, 5.00%, 07/01/2050	550,000	574,915
City of Orlando, Revenue Bonds, Series A, AGC, 5.25%, 11/01/2038	20,000	20,000
City of Port St. Lucie, Special Assessment, 3.25%, 07/01/2045	2,500,000	2,285,850
County of Miami-Dade, Revenue Bonds, 5.00%, 10/01/2026	140,000	170,054
Florida Development Finance Corp., Revenue Bonds, Series A, 6.00%, 02/15/2037 (D) (F)	10,000	9,940
Florida Housing Finance Corp., Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 3.20%, 07/01/2030	245,000	250,133
Northern Palm Beach County Improvement District, Special Assessment, 5.13%, 08/01/2022	15,000	15,781
Sarasota National Community Development District, Special Assessment, 5.30%, 05/01/2039	25,000	25,003

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
School District of Broward County, Certificate of Participation, Series A, AGM, 5.25%, 07/01/2019	$ 100,000	$ 102,763

		3,837,592

Georgia - 0.5%
Atlanta Development Authority, Revenue Bonds, Series A, ACA, 6.25%, 07/01/2036	10,000	10,000
Columbus Development Authority, Revenue Bonds, Series A, 5.50%, 12/01/2049	10,000	10,270
County of Meriwether, General Obligation Unlimited BAM, 4.00%, 03/01/2026 - 03/01/2027	440,000	497,112

		517,382

Guam - 0.1%
Guam Power Authority, Revenue Bonds, Series A, 5.00%, 10/01/2034	100,000	103,941

Hawaii - 0.2%
State of Hawaii Department of Transportation, Revenue Bonds, 5.63%, 11/15/2027 (F)	220,000	220,497

Idaho - 0.5%
Idaho Health Facilities Authority, Revenue Bonds, 6.00%, 03/01/2029	20,000	20,064
Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035 (F)	425,000	455,124

		475,188

Illinois - 10.2%
Chicago O’Hare International Airport, Revenue Bonds, Series D, 5.00%, 01/01/2044	50,000	55,050
City of Calumet City, General Obligation Unlimited, BAM, 4.00%, 12/01/2017	335,000	335,787
City of Chicago, General Obligation Unlimited Series A, 5.00%, 01/01/2019 - 01/01/2033	210,000	217,072
5.25%, 01/01/2023 - 01/01/2027	35,000	35,112
6.00%, 01/01/2038	1,000,000	1,144,690
Series A, AGM,
4.75%, 01/01/2036	95,000	95,354
5.00%, 01/01/2024 - 01/01/2026	45,000	47,072
Series A, NATL,
5.00%, 01/01/2029 - 01/01/2042	230,000	230,827

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Chicago, General Obligation Unlimited (continued)
Series B, AGM,
4.75%, 01/01/2032	$ 35,000	$ 35,131
5.00%, 01/01/2029	60,000	60,175
Series C,
Zero Coupon, 01/01/2024	75,000	59,182
5.00%, 01/01/2026 - 01/01/2038	1,155,000	1,222,143
Series C, AGM-CR, NATL-RE,
5.00%, 01/01/2031	35,000	35,223
Series C, NATL,
5.00%, 01/01/2024	85,000	85,457
Series D,
4.30%, 01/01/2024	15,000	15,204
Series D, AMBAC,
5.00%, 12/01/2022	20,000	20,073
City of Chicago, Revenue Bonds, Series C, Zero Coupon, 01/01/2030	50,000	20,704
City of Chicago Waterworks Revenue, Revenue Bonds 5.00%, 11/01/2018 - 11/01/2026	40,000	42,487
Cook County Community High School District No. 219, General Obligation Unlimited, Series A, AGM, 5.00%, 12/01/2026	50,000	50,163
Cook County High School District No. 201, General Obligation Limited, Series C, AGM, Zero Coupon, 12/01/2025	125,000	98,111
Cook County High School District No. 220, General Obligation Limited, BAM-TCRS, 3.00%, 12/01/2022	275,000	286,055
Cook County School District No. 132, General Obligation Limited Series A, AGM, 4.10%, 12/01/2024	378,000	403,436
4.20%, 12/01/2027	361,000	403,035
Illinois Finance Authority, Revenue Bonds 4.00%, 08/01/2032	515,000	527,375
Series A,
4.25%, 12/01/2027	500,000	520,235
Series B,
7.38%, 05/15/2020	10,000	10,028
Series C,
5.00%, 08/15/2021	30,000	33,614
Illinois Housing Development Authority, Revenue Bonds Series A-1, 2.40%, 07/01/2021	170,000	173,400
2.60%, 01/01/2022	350,000	361,861
Series M, AMBAC,
4.40%, 07/01/2036	25,000	25,043
Kankakee County Public Building Commission, Revenue Bonds, AMBAC, 3.90%, 12/01/2017	55,000	55,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake County School District No. 38, General Obligation Unlimited, AMBAC, Zero Coupon, 02/01/2020	$ 60,000	$ 56,541
Lombard Public Facilities Corp., Revenue Bonds, Series A-2, ACA, 5.50%, 01/01/2025	50,000	46,788
Metropolitan Pier & Exposition Authority, Revenue Bonds NATL-RE, 5.30% (E), 06/15/2018	40,000	40,525
Series B, AGM,
5.00%, 06/15/2050	20,000	21,192
Regional Transportation Authority, Revenue Bonds, AGM, 5.75%, 06/01/2018	100,000	102,641
Sangamon County School District No. 186, Certificate of Participation, Series A, ACA, 6.13%, 08/15/2023 (D) (F)	25,000	24,576
Southern Illinois University, Certificate of Participation Series A-1, BAM, 4.50%, 02/15/2031 - 02/15/2032	105,000	109,260
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited, AMBAC, BAM-TCRS, Zero Coupon, 12/01/2023	440,000	380,587
State of Illinois, General Obligation Unlimited
Zero Coupon (E), 06/01/2033	555,000	441,935
4.00%, 04/01/2018	25,000	25,247
5.00%, 05/01/2018	25,000	25,419
AGM,
4.25%, 04/01/2033	50,000	51,675
Series B,
5.25%, 01/01/2019	30,000	31,193
Stephenson County School District No. 145, General Obligation Limited, AMBAC, Zero Coupon, 01/01/2021	30,000	27,932
Village of Bourbonnais, Revenue Bonds, AGC, 4.50%, 11/01/2020	25,000	25,000
Village of Elk Grove Village, General Obligation Unlimited, 4.00%, 01/01/2022	60,000	65,701
Village of North Riverside, Revenue Bonds, AGM, 3.63%, 12/01/2030	565,000	572,458
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,680,000	1,537,234
Will County Community High School District No. 210, General Obligation Unlimited, Series A, 5.00%, 01/01/2027	55,000	55,070

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Williamson County Community Unit School District No. 5, General Obligation Unlimited, Series B, AGC, Zero Coupon, 01/01/2041	$ 1,185,000	$ 243,209

		10,588,344

Indiana - 1.8%
East Chicago Sanitary District, Revenue Bonds, 4.00%, 07/15/2031	1,440,000	1,540,267
Hamilton County Redevelopment Commission, Tax Allocation, 5.00%, 02/01/2025	75,000	75,114
Indiana Finance Authority, Revenue Bonds 4.00%, 02/01/2032	185,000	193,643
Series A,
5.00%, 08/15/2021	45,000	50,855

		1,859,879

Iowa - 0.3%
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A,
6.50%, 06/01/2023	75,000	76,045
Series C,
5.38%, 06/01/2038	125,000	124,989
5.50%, 06/01/2042	30,000	30,128
5.63%, 06/01/2046	110,000	110,467

		341,629

Kansas - 0.0% (B)
Kansas Rural Water Finance Authority, Revenue Bonds, 4.25%, 03/01/2038	25,000	25,371

Kentucky - 0.2%
County of Ohio, Revenue Bonds, Series A, 6.00%, 07/15/2031	185,000	188,297
Kentucky Area Development Districts, Certificate of Participation, Series M, 5.35%, 12/01/2028	25,000	25,037

		213,334

Louisiana - 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Series A, ACA, 5.25%, 09/01/2027	25,000	23,196
Parish of St. Charles, Revenue Bonds, Fixed until 06/01/2022, 4.00% (A), 12/01/2040	30,000	31,823
Parish of St. John the Baptist, Revenue Bonds, Series A, 5.13%, 06/01/2037	960,000	962,832

		1,017,851

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland - 0.3%
Maryland Community Development Administration, Revenue Bonds, 3.25%, 03/01/2036	$ 100,000	$ 101,093
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 07/01/2027 (C)	170,000	180,564

		281,657

Massachusetts - 1.0%
Massachusetts Development Finance Agency, Revenue Bonds, Series K, 4.00%, 07/01/2038	950,000	978,652
Massachusetts Port Authority, Revenue Bonds, Series A, AMBAC, 5.00%, 01/01/2027	25,000	25,460

		1,004,112

Michigan - 1.9%
Bad Axe Public Schools, General Obligation Unlimited, Series B, 4.00%, 05/01/2024	50,000	56,651
City of Detroit, General Obligation Unlimited AGC, 4.00%, 04/01/2018	17,050	17,161
Series G, AGC,
5.00%, 04/01/2018	6,200	6,266
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, BHAC, FGIC,
5.50%, 07/01/2036	125,000	128,660
Series A, NATL,
5.25%, 07/01/2018	50,000	50,161
Series B, NATL,
5.25%, 07/01/2022	25,000	25,085
Detroit Downtown Development Authority, Tax Allocation, Series 1-A, NATL, 4.75%, 07/01/2025	35,000	35,498
Detroit Local Development Finance Authority, Tax Allocation, Series A, ACA, CBI, 5.50%, 05/01/2021	85,000	84,124
Michigan Finance Authority, Revenue Bonds
Series D,
3.88%, 06/01/2019	25,000	25,169
Series D-1,
5.00%, 07/01/2027	500,000	581,370
Series G-10A, AGC,
4.00%, 04/01/2018	92,950	94,087
Series G-11A, AGC,
5.00%, 04/01/2018	33,800	34,352
Michigan State Hospital Finance Authority, Revenue Bonds, Series A, 5.50%, 10/01/2027	50,000	50,145

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A,
5.13%, 06/01/2022	$ 195,000	$ 194,323
5.25%, 06/01/2022	20,000	19,999
Warren Consolidated Schools, General Obligation Unlimited, Series B, BAM, 5.00%, 05/01/2025	450,000	536,990

		1,940,041

Minnesota - 8.4%
City of Blaine, Revenue Bonds, Series A, 5.75%, 07/01/2035	15,000	15,334
City of Columbus, Revenue Bonds, 5.25%, 01/01/2040	10,000	10,384
City of Deephaven, Revenue Bonds
Series A,
4.00%, 07/01/2037	300,000	286,587
5.25%, 07/01/2037	80,000	84,859
City of Ham Lake, Revenue Bonds
Series A,
4.00%, 07/01/2028	375,000	368,587
5.00%, 07/01/2031	250,000	258,148
City of Minneapolis, Revenue Bonds, Series A, 5.00%, 07/01/2047 (F)	200,000	200,886
City of St. Paul Park, Revenue Bonds 3.25%, 09/01/2026	485,000	482,037
3.50%, 09/01/2027	500,000	500,890
3.70%, 09/01/2028	500,000	502,685
3.80%, 09/01/2029	340,000	342,023
4.00%, 09/01/2032	400,000	402,124
4.10%, 09/01/2033	200,000	201,534
4.13%, 09/01/2034 - 09/01/2035	730,000	733,962
4.20%, 09/01/2036	275,000	276,447
5.00%, 09/01/2042	500,000	524,420
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
Series A,
4.00%, 09/01/2031	200,000	202,818
4.50%, 07/01/2028 (F)	750,000	733,185
5.00%, 07/01/2036 (F)	1,315,000	1,267,002
5.00%, 12/01/2050	450,000	461,848
Series B,
5.25%, 04/01/2043 (F)	400,000	403,460
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2041	500,000	452,205

		8,711,425

Mississippi - 0.3%
Mississippi Development Bank, Revenue Bonds, Series A, 3.25%, 06/01/2021	10,000	10,431

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Mississippi (continued)
Mississippi Home Corp., Revenue Bonds
Series 3A, GNMA,
5.55%, 08/20/2049	$ 5,000	$ 5,298
Series 4A,
4.40%, 07/01/2041	325,000	327,129

		342,858

Montana - 0.2%
City of Forsyth, Revenue Bonds, Series A, Fixed until 03/01/2031, 3.90% (A), 03/01/2031	135,000	140,398
Lewistown Special Improvement District No. 2005, Special Assessment, 4.60%, 07/01/2022	25,000	25,013
Yellowstone County School District No. 4, General Obligation Unlimited, 4.65%, 07/01/2019	25,000	25,074

		190,485

Nebraska - 0.0% (B)
Nebraska Investment Finance Authority, Revenue Bonds, Series E, GNMA, FNMA, FHLMC, 2.35%, 09/01/2019	25,000	25,428

Nevada - 0.3%
City of North Las Vegas, General Obligation Limited, NATL, 5.00%, 05/01/2025	20,000	20,025
City of Reno, Revenue Bonds, Series C, 5.50%, 06/01/2039	115,000	117,953
County of Clark, Special Assessment, 4.00%, 08/01/2022	225,000	232,360

		370,338

New Jersey - 4.9%
Atlantic County Improvement Authority, Revenue Bonds, Series B, AGM, 5.00%, 09/01/2021	100,000	112,701
Bordentown Regional School District, General Obligation Unlimited, 5.00%, 01/15/2025	280,000	336,286
Casino Reinvestment Development Authority, Revenue Bonds, AGM, 5.00%, 11/01/2026	375,000	423,536
City of Atlantic City, General Obligation Unlimited
Series A, BAM,
5.00%, 03/01/2032 - 03/01/2042	825,000	934,433
Series B, AGM,
4.00%, 03/01/2042	1,170,000	1,199,297
Essex County Improvement Authority, Revenue Bonds, Series A, 7.00%, 12/01/2053 (D) (F)	115,000	116,938

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Lacey Municipal Utilities Authority, Revenue Bonds, AMBAC, 4.00%, 12/01/2017	$ 100,000	$ 100,247
New Jersey Economic Development Authority, Revenue Bonds 5.00%, 09/01/2020	180,000	198,500
5.13%, 09/01/2052 (C)	760,000	744,823
5.75%, 09/15/2027 (F)	400,000	442,976
Series B,
6.50%, 04/01/2031 (F)	10,000	11,532
New Jersey Educational Facilities Authority, Revenue Bonds, Series D, NATL, 5.00%, 07/01/2037	20,000	20,063
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A,
5.00%, 06/01/2029	420,000	420,920
Series 1B,
Zero Coupon, 06/01/2041	10,000	2,817

		5,065,069

New Mexico - 0.1%
New Mexico Hospital Equipment Loan Council, Revenue Bonds, 4.75%, 07/01/2022	70,000	74,590

New York - 8.7%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, 5.00%, 08/01/2052	500,000	511,980
County of Rockland, General Obligation Unlimited, Series B, 2.50%, 09/01/2018	35,000	35,311
Housing Development Corp., Revenue Bonds, Series C1A, 3.45%, 05/01/2050	2,370,000	2,348,954
New York City Industrial Development Agency, Revenue Bonds
FGIC,
CPI + 0.89%, 2.83%, 03/01/2027	20,000	19,240
NATL,
4.75%, 03/01/2046	50,000	50,078
New York Counties Tobacco Trust I, Revenue Bonds, Series B, 6.50%, 06/01/2035	15,000	15,007
New York Counties Tobacco Trust IV, Revenue Bonds Series A, 5.00%, 06/01/2038 - 06/01/2045	275,000	264,228
New York Counties Tobacco Trust VI, Revenue Bonds
Series A,
5.00%, 06/01/2045	950,000	998,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Counties Tobacco Trust VI, Revenue Bonds (continued)
Series C,
3.75%, 06/01/2045	$ 3,100,000	$ 2,826,053
New York Liberty Development Corp., Revenue Bonds, 5.25%, 10/01/2035	465,000	594,196
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	122,268
New York Transportation Development Corp., Revenue Bonds, Series A, 5.25%, 01/01/2050	860,000	953,301
Niagara Area Development Corp., Revenue Bonds, Series B, 4.00%, 11/01/2024 (C)	100,000	100,057
Niagara Falls City School District, Certificate of Participation, AGM, 4.00%, 06/15/2026	90,000	98,359
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 5.00%, 05/15/2019	10,000	10,559
Port Authority of New York & New Jersey, Revenue Bonds, AGM-CR, 6.50%, 12/01/2028	50,000	50,257
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	60,860

		9,059,348

North Carolina - 1.6%
North Carolina Turnpike Authority, Revenue Bonds 5.00%, 01/01/2030	1,000,000	1,167,020
AGM,
5.00%, 01/01/2028	415,000	496,108

		1,663,128

Ohio - 4.9%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	1,255,000	1,174,642
5.38%, 06/01/2024	80,000	75,935
6.50%, 06/01/2047	250,000	249,005
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (D) (F)	20,000	20,066
City of Lorain, General Obligation Limited, BAM, 4.00%, 12/01/2023	590,000	641,360
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series A, 7.05%, 11/15/2040 (C)	100,000	100,043

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
County of Allen, Revenue Bonds, GNMA, 4.10%, 12/20/2017	$ 25,000	$ 25,019
County of Hamilton, Revenue Bonds, 5.00%, 01/01/2036	100,000	107,550
County of Scioto, Revenue Bonds, 3.50%, 02/15/2038	1,925,000	1,849,039
County of Warren, Revenue Bonds 5.00%, 07/01/2021 - 07/01/2026	500,000	571,639
Montgomery County Transportation Improvement District, Revenue Bonds, 5.00%, 12/01/2018	40,000	41,267
Ohio Air Quality Development Authority, Revenue Bonds, Series E, 5.63%, 10/01/2019	105,000	108,658
Toledo-Lucas County Port Authority, Revenue Bonds, Series A, 5.00%, 07/01/2046	100,000	104,425

		5,068,648

Oklahoma - 0.0% (B)
University of Oklahoma, Revenue Bonds, Series A, 4.75%, 07/01/2029	20,000	20,453

Oregon - 0.5%
County of Jackson Airport Revenue, Revenue Bonds, AGM, 3.00%, 12/01/2035	125,000	119,923
Oregon State Facilities Authority, Revenue Bonds, Series B, 6.75%, 06/15/2022 (C) (D)	355,000	354,336

		474,259

Pennsylvania - 1.8%
Cumberland County Municipal Authority, Revenue Bonds, 3.25%, 01/01/2039	50,000	44,349
Hospitals & Higher Education Facilities Authority of Philadelphia, Revenue Bonds
Series A,
5.50%, 07/01/2030	125,000	125,343
Series A, ACA, CBI,
5.00%, 07/01/2034	35,000	35,086
McKean County Hospital Authority, Revenue Bonds, ACA, 5.25%, 10/01/2030	85,000	85,006
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Series A, ACA, 5.00%, 07/01/2023	145,000	145,210
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 119,
3.50%, 10/01/2041	155,000	162,553

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Revenue Bonds (continued)
Series A,
3.25%, 10/01/2025	$ 370,000	$ 384,741
4.25%, 10/01/2035	650,000	683,020
Philadelphia Gas Works Co., Revenue Bonds, 5.00%, 10/01/2026	75,000	91,033
Philadelphia Municipal Authority, Revenue Bonds, Series A, 5.00%, 11/15/2017	100,000	100,138
School District of Philadelphia, General Obligation Unlimited, Series A, NATL, 4.38%, 06/01/2034	45,000	45,086

		1,901,565

Puerto Rico - 11.5%
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.50%, 07/01/2022	100,000	108,980
AGM,
5.13%, 07/01/2030	205,000	206,290
5.25%, 07/01/2020	100,000	105,505
5.50%, 07/01/2019	105,000	109,347
AGM-CR,
4.50%, 07/01/2023	15,000	15,093
5.00%, 07/01/2028	20,000	20,099
Series A, AGC-ICC,
4.75%, 07/01/2018	15,000	15,207
5.00%, 07/01/2022 - 07/01/2033	545,000	549,870
5.25%, 07/01/2030	55,000	55,351
5.50%, 07/01/2029	245,000	273,998
Series A, AGM,
4.00%, 07/01/2022	140,000	143,893
4.13%, 07/01/2023 - 07/01/2024	50,000	50,793
5.00%, 07/01/2035	500,000	509,320
5.38%, 07/01/2025	170,000	182,072
6.00%, 07/01/2033	305,000	314,272
Series A-4, AGM,
5.00%, 07/01/2031	140,000	146,178
5.25%, 07/01/2030	25,000	26,365
Series B, AGC-ICC,
5.00%, 07/01/2035	400,000	401,248
Series C, AGM,
5.25%, 07/01/2026 - 07/01/2027	190,000	199,310
5.38%, 07/01/2028	30,000	30,509
5.50%, 07/01/2032	120,000	121,392
5.75%, 07/01/2037	190,000	193,773
6.00%, 07/01/2036	60,000	61,823
Series C-7, NATL,
6.00%, 07/01/2028	15,000	15,256
Series D, AGM,
3.88%, 07/01/2019	30,000	30,081

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, AGC,
5.00%, 07/01/2028	$ 185,000	$ 186,099
5.13%, 07/01/2047	175,000	176,071
Series A, AGC-ICC,
6.00%, 07/01/2044	75,000	76,715
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, AGC, 4.50%, 07/01/2036	580,000	577,790
5.00%, 07/01/2027	200,000	201,070
Puerto Rico Electric Power Authority, Revenue Bonds
NATL,
4.75%, 07/01/2033	50,000	44,850
Series DDD, AGM,
3.63%, 07/01/2023	295,000	295,065
3.65%, 07/01/2024	95,000	95,021
Series RR, AGC,
5.00%, 07/01/2028	165,000	165,815
Series SS, AGM,
5.00%, 07/01/2019 - 07/01/2030	195,000	197,053
Series TT, AGC-ICC,
5.00%, 07/01/2032	200,000	200,658
Series TT, AGM-CR,
4.20%, 07/01/2019	75,000	75,152
Series UU, AGC,
4.25%, 07/01/2027	235,000	235,087
5.00%, 07/01/2026	165,000	165,952
Series UU, AGM,
5.00%, 07/01/2020 - 07/01/2024	465,000	470,466
Series V, AGM,
5.25%, 07/01/2027	70,000	77,307
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	50,000	50,247
Series A, NATL-IBC,
4.75%, 07/01/2038	185,000	162,783
Series AA, AGC-ICC,
5.00%, 07/01/2035	75,000	75,234
Series AA, AGM,
4.95%, 07/01/2026	15,000	15,567
Series CC, AGM,
5.25%, 07/01/2033 - 07/01/2036	135,000	147,970
Series CC, AGM-CR,
5.50%, 07/01/2029	75,000	84,209
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	505,000	507,249
Series E, AGM,
5.50%, 07/01/2020 - 07/01/2023	185,000	202,339
Series I, AGC-ICC, FGIC,
5.00%, 07/01/2026	55,000	55,317
Series K, AGC-ICC,
4.40%, 07/01/2025	30,000	30,075
5.00%, 07/01/2030	30,000	30,123
Series K, AGC-ICC, AGM-CR,
5.00%, 07/01/2018	10,000	10,116

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series L, AGC,
4.00%, 07/01/2020	$ 165,000	$ 168,848
5.25%, 07/01/2019	100,000	103,737
Series M, AGC-ICC,
5.00%, 07/01/2032	105,000	105,346
Series N, AGC,
5.25%, 07/01/2036	70,000	76,188
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2026	165,000	184,242
Series N, NATL,
5.25%, 07/01/2033	120,000	114,324
Series Y, AGM,
6.25% (A), 07/01/2021	135,000	145,692
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.75%, 08/01/2022	120,000	120,966
5.00%, 08/01/2019 - 08/01/2030	1,460,000	1,469,586
Series A, AGM-CR,
4.75%, 08/01/2025	15,000	15,046
Series C, AGM,
5.25%, 08/01/2019	85,000	88,331
Puerto Rico Public Buildings Authority, Revenue Bonds
Series F, AGC-ICC,
5.25%, 07/01/2019	25,000	25,934
Series F, AGC-ICC, AGM-CR,
5.25%, 07/01/2025	20,000	22,009
Series I, AGC-ICC,
5.00%, 07/01/2036	110,000	110,339
Series K, AGM,
5.25%, 07/01/2027	60,000	61,680
Series L, AGM-CR,
5.50%, 07/01/2021	65,000	67,774
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds
Series A, BHAC-CR, FGIC,
Zero Coupon, 08/01/2041	45,000	15,071
Series C, AGM,
5.13%, 08/01/2042	505,000	522,938

		11,915,476

Rhode Island - 0.6%
Providence Redevelopment Agency, Revenue Bonds, Series A, 5.00%, 04/01/2020	300,000	319,710
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2035	300,000	323,304

		643,014

South Carolina - 0.8%
County of Greenville, Revenue Bonds, AMBAC, 4.00%, 04/01/2018	20,000	20,039

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina (continued)
County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022 (F)	$ 695,000	$ 696,452
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Series A, AGM, 6.25%, 08/01/2034	35,000	40,034
South Carolina State Housing Finance & Development Authority, Revenue Bonds, Series A, 7.00%, 05/01/2046	50,000	53,766

		810,291

Tennessee - 0.2%
Hallsdale-Powell Utility District, Revenue Bonds, NATL, 4.50%, 04/01/2040	50,000	50,123
Poplar Grove Utility District Waterworks Revenue, Revenue Bonds, Series A, AGM, 3.00%, 04/01/2024	70,000	75,110
Tennessee Housing Development Agency, Revenue Bonds, 3.05%, 07/01/2027	100,000	103,397

		228,630

Texas - 4.8%
Arlington Higher Education Finance Corp., Revenue Bonds, Series A, 4.63%, 08/15/2046	430,000	432,644
Central Texas Turnpike System, Revenue Bonds, Series C, 5.00%, 08/15/2023	150,000	175,989
City of Houston Airport System Revenue, Revenue Bonds, 5.00%, 07/01/2029 (F)	150,000	164,384
City of Lockhart, General Obligation Limited, BAM, 5.00%, 08/01/2025	145,000	172,224
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds 5.00%, 07/01/2046	950,000	959,253
Series A,
3.38%, 08/15/2021 (C)	900,000	898,857
5.00%, 04/01/2048	100,000	106,807
Series A1,
5.00%, 07/01/2046	40,000	44,323
Series D,
6.00%, 07/01/2026	125,000	122,025
Northgate Crossing Municipal Utility District 1, General Obligation Unlimited, 3.85%, 12/01/2028	135,000	135,116
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited, BAM, 3.25%, 10/01/2032	1,140,000	1,145,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2036	$ 435,000	$ 446,962
Willow Creek Farms Municipal Utility District, General Obligation Unlimited, BAM, 3.00%, 09/01/2023	130,000	135,650

		4,939,364

U. S. Virgin Islands - 0.1%
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032 (F)	110,000	116,327

Utah - 0.4%
Intermountain Power Agency, Revenue Bonds, Series A, 4.00%, 07/01/2018	25,000	25,458
Utah Charter School Finance Authority, Revenue Bonds 5.00%, 04/15/2030 (C)	420,000	423,746
Series A,
5.75%, 07/15/2020	20,000	20,869

		470,073

Virginia - 0.3%
Buena Vista Public Service Authority, Revenue Bonds, Series A, 5.13%, 01/01/2023	25,000	25,077
Tobacco Settlement Financing Corp., Revenue Bonds, Series B1, 5.00%, 06/01/2047	145,000	139,370
Virginia College Building Authority, Revenue Bonds, 4.25%, 04/01/2020	20,000	20,041
Winchester Economic Development Authority, Revenue Bonds, Series A, 5.00%, 01/01/2021	100,000	111,150

		295,638

Washington - 0.1%
King County School District No. 405, General Obligation Unlimited, 5.00%, 12/01/2017	100,000	100,324

West Virginia - 0.1%
Jefferson County Public Service District, Revenue Bonds, Series A, 4.38%, 10/01/2025	65,000	65,168

Wisconsin - 2.5%
Public Finance Authority, Revenue Bonds 5.00%, 04/01/2022 (D) (F)	25,000	26,669
Series A,
4.50%, 12/01/2042	300,000	297,759

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds (continued)
4.60%, 12/01/2042	$ 365,000	$ 369,340
4.75%, 12/01/2037 - 12/01/2052	850,000	853,202
5.00%, 12/01/2052	500,000	496,700
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
5.00%, 08/01/2039 (F)	500,000	501,875
Series A,
6.75%, 09/01/2037	25,000	25,037
Series B,
5.00%, 05/15/2036	25,000	25,075

		2,595,657

Total Municipal Government Obligations (Cost $95,269,356)		96,469,805

U.S. GOVERNMENT OBLIGATION - 4.8%
U.S. Treasury - 4.8%
U.S. Treasury Note 2.25%, 08/15/2027	5,000,000	4,944,922

Total U.S. Government Obligation (Cost $4,960,304)		4,944,922

REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.12% (G), dated 10/31/2017, to be repurchased at $724,859 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $741,211.	724,857	724,857

Total Repurchase Agreement (Cost $724,857)		724,857

Total Investments (Cost $100,954,517)		102,139,584
Net Other Assets (Liabilities) - 1.3%		1,332,064

Net Assets - 100.0%		$ 103,471,648

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$96,469,805	$—	$96,469,805
U.S. Government Obligation	—	4,944,922	—	4,944,922
Repurchase Agreement	—	724,857	—	724,857

Total Investments	$—	$102,139,584	$—	$102,139,584

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $4,998,674, representing 4.8% of the Fund’s net assets.
(D)	Illiquid security. At October 31, 2017, the value of such securities amounted to $1,180,424 or 1.1% of the Fund’s net assets.
(E)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2017; the maturity dates disclosed are the ultimate maturity dates.
(F)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Butte County Housing Authority, Revenue Bonds, Series A, 7.25%, 10/01/2030	02/16/2017	$51,160	$50,609	0.1%

Municipal Government Obligations	California School Finance Authority, Revenue Bonds, Series A, 5.35%, 08/01/2024	02/29/2016	306,260	289,759	0.3

Municipal Government Obligations	Canyons Metropolitan District No. 5, General Obligation Limited, Series A, 6.00%, 12/01/2037	05/17/2017	991,260	1,011,410	1.0

Municipal Government Obligations	Canyons Metropolitan District No. 5, General Obligation Limited, Series B, 8.00%, 12/15/2047	05/17/2017	500,010	506,285	0.5

Municipal Government Obligations	Clear Creek Station Metropolitan District No. 2, General Obligation Limited, Series A, 4.38%, 12/01/2032	08/25/2017	500,010	506,955	0.5

Municipal Government Obligations	Denver Connection West Metropolitan District, General Obligation Limited, Series A, 5.38%, 08/01/2047	08/17/2017	500,010	501,440	0.5

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Municipal Government Obligations	Florida Development Finance Corp., Revenue Bonds, Series A, 6.00%, 02/15/2037	07/16/2015	$9,910	$9,940	0.0	% (B)

Municipal Government Obligations	State of Hawaii Department of Transportation, Revenue Bonds, 5.63%, 11/15/2027	11/02/2016 - 04/04/2017	220,936	220,497	0.2

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035	04/06/2015	429,186	455,124	0.4

Municipal Government Obligations	Sangamon County School District No. 186, Certificate of Participation, Series A, ACA, 6.13%, 08/15/2023	04/06/2017	24,060	24,576	0.0	(B)

Municipal Government Obligations	City of Minneapolis, Revenue Bonds, Series A, 5.00%, 07/01/2047	06/09/2016	203,958	200,886	0.2

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series A, 4.50%, 07/01/2028	09/09/2016	750,010	733,185	0.7

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series A, 5.00%, 07/01/2036	09/09/2016	1,315,010	1,267,002	1.2

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series B, 5.25%, 04/01/2043	06/19/2015	392,806	403,460	0.4

Municipal Government Obligations	Essex County Improvement Authority, Revenue Bonds, Series A, 7.00%, 12/01/2053	12/10/2015	115,006	116,938	0.1

Municipal Government Obligations	New Jersey Economic Development Authority, Revenue Bonds, 5.75%, 09/15/2027	02/11/2016 - 03/08/2016	443,717	442,976	0.4

Municipal Government Obligations	New Jersey Economic Development Authority, Revenue Bonds, Series B, 6.50%, 04/01/2031	01/22/2015	10,535	11,532	0.0	(B)

Municipal Government Obligations	City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027	07/27/2015	20,062	20,066	0.0	(B)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Municipal Government Obligations	County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022	01/22/2016	$693,930	$696,452	0.7%

Municipal Government Obligations	City of Houston Airport System Revenue Revenue Bonds 5.00%, 07/01/2029	05/09/2014	147,659	164,384	0.2

Municipal Government Obligations	Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032	03/27/2017 - 03/28/2017	114,052	116,327	0.1

Municipal Government Obligations	Public Finance Authority, Revenue Bonds, 5.00%, 04/01/2022	05/01/2017	25,171	26,669	0.0	(B)

Municipal Government Obligations	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, 5.00%, 08/01/2039	08/30/2017	496,690	501,875	0.5

Total			$8,261,408	$8,278,347	8.0%

(G)	Rate disclosed reflects the yield at October 31, 2017.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CPI	Consumer Price Index
CR	Custodial Receipts
ICC	Insured Custody Certificate
RE	Reinsured
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

Global inflation linked securities, in aggregate, performed well during the period from November 1, 2016 to October 31, 2017. However, there was significant dispersion among inflation securities linked to different economies. U.S. Treasury Inflation-Protected Securities (“TIPS”) underperformed during the period, despite getting off to a strong start in the fourth quarter of 2016, as optimism surrounding the possibility that the Trump administration’s pro-growth fiscal policies would spark faster growth and inflation caused breakeven rates to rise substantially along with nominal Treasury yields. The rally in U.S. breakeven rates continued throughout most of the first quarter of 2017 as rising oil prices contributed to a sustained move higher in Consumer Price Index (“CPI”) readings. However, as the base effect of higher energy prices crested, so too did headline CPI and TIPS breakeven rates. Breakeven rates across the curve hit pre-election lows in June and July before rebounding gradually through the end of the fiscal year ended on October 31, 2017. Although breakeven rates were up for the period, it was not enough to offset a detraction from the increase in nominal yields during the period as U.S. TIPS generated a negative return for the period.

Conversely, European linkers performed well during the period as European growth and inflation surprised to the upside throughout the period. The strong trends in both growth and inflation led to higher nominal yields across Europe, however increases in breakeven inflation rates surpassed the move higher in nominal yields. European linkers were further bolstered by appreciation of euro versus the dollar. U.K. linkers also benefited from dollar weakness, as sterling appreciation was the primary reason for U.K. outperformance during the period.

Inflation linked credit performed well as demand for yield supported a consistent tightening of credit spreads despite a record level of primary issuance. Commodity related issuers outperformed as commodity prices increased during the period. Floating rate securities issued by financial institutions also performed well as the sector continues to be supported by strong fundamentals and a consistent increase in US dollar London Interbank Offered Rate (“LIBOR”).

PERFORMANCE

For the year ended October 31, 2017, Transamerica Inflation Opportunities Class A returned 1.11%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Global Inflation Linked Bond Index, returned 3.39%.

STRATEGY REVIEW

Over the 12-month period ended October 31, 2017, the Fund underperformed its benchmark. The Fund’s overweight exposure to the U.S. dollar was the single largest detractor from performance relative to the benchmark. That was partially offset by positive contributions from asset allocation, security selection and yield curve positioning.

Throughout the year, we have hedged much of the Fund’s non-dollar exposure given our view that monetary policy divergence and pro-growth fiscal and economic reforms would support a strong dollar over the longer term. Disappointment with respect to the lack of progress toward fiscal stimulus has driven dollar weakness while positive growth trends across Europe and the U.K. supported appreciation of both the euro and sterling. Our underweight in both currencies were the primary drivers of underperformance during the period.

Asset allocation was positive, as our overweight positions in inflation linked credit benefited from the steady compression of credit spreads throughout the period. Our exposure to financial floaters and commodity related issuers were the largest contributors.

Security selection was also positive as the fund benefited from strong selection within the U.S. TIPS allocation, particularly our ability to take advantage of select opportunities that arose at the front-end of the U.S. TIPS curve. Yield curve positioning also contributed to performance versus the benchmark as the fund’s overall short duration and short duration positions along the sterling and euro yield curves contributed to performance as nominal rates rose during the period.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Co-Portfolio Managers

PineBridge Investments, LLC

Fund Characteristics	Years
Average Maturity §	9.24
Duration †	7.09

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	60.6%
AAA	1.7
AA	11.4
A	4.2
BBB	18.4
BB	3.0
B	0.4
Not Rated	0.4
Net Other Assets (Liabilities)^	(0.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(3.71)%	(0.55)%		03/01/2014
Class A (NAV)	1.11%	0.78%		03/01/2014
Bloomberg Barclays Global Inflation Linked Bond Index (A)	3.39%	1.40%
Class C (POP)	(0.54)%	0.05%		03/01/2014
Class C (NAV)	0.46%	0.05%		03/01/2014
Class I (NAV)	1.47%	1.05%		03/01/2014
Class I2 (NAV)	1.53%	1.12%		03/01/2014
Class R6 (NAV)	1.53%	2.24%		07/25/2016
Class T1 (POP)	N/A	(0.30	)%(B)	03/17/2017
Class T1 (NAV)	N/A	2.23	%(B)	03/17/2017

(A) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the return of principal and income derived from these securities are not guaranteed and can fluctuate based on firm profitability and economic conditions. Interest payment on inflation-related debt securities will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES - 16.3%
Banks - 5.7%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/16/2017 (B)	$ 726,000	$ 649,770
Bank of America Corp.
CPI-YoY + 1.10%, 2.82% (A), 11/19/2024, MTN	1,000,000	947,500
CPI-YoY + 2.1%, 3.82% (A), 02/18/2020, MTN (C)	400,000	408,600
4.18%, 11/25/2027, MTN	131,000	136,600
Fixed until 04/24/2037, 4.24% (A), 04/24/2038	782,000	829,053
BankBoston Capital Trust III 3-Month LIBOR + 0.75%, 2.07% (A), 06/15/2027	100,000	96,000
BankBoston Capital Trust IV 3-Month LIBOR + 0.60%, 1.92% (A), 06/08/2028	212,000	203,255
Barclays PLC 3-Month LIBOR + 2.11%, 3.42% (A), 08/10/2021	216,000	226,569
Citigroup, Inc.
3-Month LIBOR + 1.19%, 2.57% (A), 08/02/2021	448,000	456,613
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	574,000	580,186
Corestates Capital II 3-Month LIBOR + 0.65%, 2.01% (A), 01/15/2027 (D)	269,000	254,878
HSBC Holdings PLC Fixed until 05/22/2027, 6.00% (A), 05/22/2027 (B)	271,000	287,938
JPMorgan Chase & Co. 3-Month LIBOR + 1.23%, 2.59% (A), 10/24/2023	223,000	228,976
PNC Financial Services Group, Inc. Fixed until 11/01/2026, 5.00% (A), 11/01/2026 (B)	396,000	419,760
Regions Financial Corp. 2.75%, 08/14/2022	271,000	271,471
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (A), 03/08/2023, MTN (E)	EUR 800,000	978,567
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	$ 200,000	201,563
Standard Chartered PLC 3-Month LIBOR + 1.51%, 2.89% (A), 01/30/2027 (B) (D)	500,000	432,525
SunTrust Capital III 3-Month LIBOR + 0.65%, 1.97% (A), 03/15/2028	792,000	731,810
Swedbank AB Fixed until 11/22/2022, 1.00% (A), 11/22/2027, MTN (E)	EUR 800,000	934,247
UniCredit SpA Fixed until 06/19/2027, 5.86% (A), 06/19/2032 (D) (F)	$ 201,000	214,601
Wachovia Capital Trust II 3-Month LIBOR + 0.50%, 1.86% (A), 01/15/2027	308,000	289,520

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Westpac Banking Corp. Fixed until 11/23/2026, 4.32% (A), 11/23/2031, MTN	$ 64,000	$ 66,322

		9,846,324

Building Products - 0.4%
Masco Corp. 3.50%, 11/15/2027	744,000	736,339

Capital Markets - 2.4%
Credit Suisse Group Funding Guernsey, Ltd. 3-Month LIBOR + 2.29%, 3.64% (A), 04/16/2021	944,000	994,260
Goldman Sachs Group, Inc.
3-Month LIBOR + 1.17%, 2.49% (A), 11/15/2021	672,000	681,843
Fixed until 11/10/2022, 5.00% (A), 11/10/2022 (B) (G)	702,000	702,878
Morgan Stanley
3-Month LIBOR + 1.18%, 2.54% (A), 01/20/2022	225,000	228,473
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	345,000	347,280
CPI-YoY + 2%, 3.73% (A), 04/25/2023 - 06/09/2023, MTN	643,000	659,779
State Street Corp. 3-Month LIBOR + 1.00%, 2.32% (A), 06/01/2077	554,000	505,636

		4,120,149

Construction Materials - 0.5%
Boral Finance Pty, Ltd. 3.75%, 05/01/2028 (D) (G)	65,000	65,478
Vulcan Materials Co. 3-Month LIBOR + 0.60%, 1.92% (A), 06/15/2020	744,000	745,983

		811,461

Consumer Finance - 0.4%
Ford Motor Credit Co. LLC 3-Month LIBOR + 0.79%, 2.10% (A), 06/12/2020	662,000	665,614

Electric Utilities - 0.1%
FirstEnergy Corp. 3.90%, 07/15/2027	241,000	245,985

Insurance - 1.1%
Genworth Holdings, Inc. 3-Month LIBOR + 2.00%, 3.32% (A), 11/15/2066	1,350,000	634,500
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 3.44% (A), 02/12/2067 (D)	898,000	862,080
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (D)	193,000	191,998
Prudential Financial, Inc. Fixed until 06/15/2018, 8.88% (A), 06/15/2068	225,000	233,485

		1,922,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047 (D)	$ 170,000	$ 172,101

Metals & Mining - 1.9%
Anglo American Capital PLC 4.00%, 09/11/2027 (D)	214,000	214,214
Glencore Funding LLC
3.88%, 10/27/2027 (D)	170,000	168,633
4.00%, 04/16/2025 (D)	226,000	230,814
4.00%, 03/27/2027 (D) (F)	477,000	480,203
Kinross Gold Corp. 4.50%, 07/15/2027 (D)	240,000	243,000
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (D)	832,000	872,983
5.75%, 11/15/2041 (D)	446,000	499,387
Vale Overseas, Ltd. 6.25%, 08/10/2026	612,000	705,177

		3,414,411

Multi-Utilities - 0.6%
National Grid PLC 1.25%, 10/06/2021, MTN (E)	GBP 480,000	791,994
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 3.43% (A), 05/15/2067	$ 219,000	210,831

		1,002,825

Oil, Gas & Consumable Fuels - 2.6%
BP Capital Markets PLC 3-Month LIBOR + 0.65%, 1.97% (A), 09/19/2022	531,000	533,790
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	857,000	882,710
EnLink Midstream Partners, LP
4.85%, 07/15/2026	311,000	327,593
Fixed until 12/15/2022, 6.00% (A), 12/15/2022 (B)	133,000	134,027
Enterprise Products Operating LLC Fixed until 08/16/2027, 5.25% (A), 08/16/2077	243,000	249,682
Hess Corp. 4.30%, 04/01/2027 (F)	107,000	107,769
Marathon Oil Corp. 4.40%, 07/15/2027	293,000	300,796
Noble Energy, Inc. 3.85%, 01/15/2028	227,000	227,866
ONEOK, Inc. 4.00%, 07/13/2027	78,000	79,472
Phillips 66 Partners, LP 3.55%, 10/01/2026	196,000	193,977
Sunoco Logistics Partners Operations, LP 5.40%, 10/01/2047	143,000	145,086
TOTAL SA Fixed until 05/18/2022, 3.88% (A), 05/18/2022, MTN (B) (E)	EUR 1,000,000	1,307,682

		4,490,450

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure - 0.5%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (E)	GBP 517,883	$ 852,251

Total Corporate Debt Securities (Cost $28,165,408)		28,279,973

FOREIGN GOVERNMENT OBLIGATIONS - 21.4%
Australia - 0.9%
Australia Government Bond 1.00%, 11/21/2018 (E)	AUD 2,000,000	1,649,161

Brazil - 0.4%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019	BRL 2,000,000	629,294

France - 3.0%
France Republic Government Bond OAT 0.10%, 07/25/2021 (E)	EUR 4,287,784	5,277,568

Italy - 5.5%
Italy Buoni Poliennali del Tesoro
0.10%, 05/15/2022 (E)	1,533,225	1,827,875
1.25%, 09/15/2032 (E)	4,051,440	4,864,390
2.10%, 09/15/2021 (E)	2,208,045	2,860,953

		9,553,218

Mexico - 1.8%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 15,951,384	815,269
4.50%, 12/04/2025	40,751,711	2,298,467

		3,113,736

New Zealand - 0.9%
New Zealand Government Bond 2.00%, 09/20/2025 (E)	NZD 2,000,000	1,489,940

Spain - 1.4%
Spain Government Inflation-Linked Bond 0.55%, 11/30/2019 (E)	EUR 2,030,640	2,466,108

United Kingdom - 7.5%
U.K. Gilt Inflation-Linked 0.13%, 11/22/2019 - 03/22/2044 (E)	GBP 7,974,569	12,950,728

Total Foreign Government Obligations (Cost $36,953,599)		37,129,753

MORTGAGE-BACKED SECURITY - 0.1%
DBCG Mortgage Trust Series 2017-BBG, Class A, 1-Month LIBOR + 0.70%, 1.94% (A), 06/15/2034 (D)	180,000	180,775

Total Mortgage-Backed Security (Cost $180,000)		180,775

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month LIBOR + 1.65%, 2.89% (A), 04/25/2024	1,919,487	1,946,935
1-Month LIBOR + 2.20%, 3.44% (A), 02/25/2024 - 09/25/2024	3,330,572	3,435,721

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities 1-Month LIBOR + 2.00%, 3.24% (A), 10/25/2023	GBP 169,261	$ 170,569

Total U.S. Government Agency Obligations (Cost $5,518,540)		5,553,225

U.S. GOVERNMENT OBLIGATIONS - 57.4%
U.S. Treasury Inflation-Protected Securities - 57.4%
U.S. Treasury Inflation-Indexed Bond 0.75%, 02/15/2045	4,632,438	4,428,693
1.00%, 02/15/2046	2,814,020	2,860,756
1.38%, 02/15/2044	3,083,185	3,406,391
2.13%, 02/15/2040	1,359,577	1,711,624
2.38%, 01/15/2025	5,822,941	6,635,997
3.38%, 04/15/2032	3,461,824	4,756,899
3.88%, 04/15/2029	6,522,909	8,845,411
U.S. Treasury Inflation-Indexed Note 0.13%, 04/15/2018 - 07/15/2026	48,348,977	48,168,780
0.25%, 01/15/2025	3,586,221	3,546,308
0.38%, 07/15/2025	4,244,816	4,240,138
0.63%, 01/15/2024 - 01/15/2026	5,739,338	5,820,157
1.13%, 01/15/2021	5,050,125	5,239,521

Total U.S. Government Obligations (Cost $98,945,306)		99,660,675

	Shares	Value
PREFERRED STOCKS - 0.6%
Banks - 0.0% (H)
Santander Finance Preferred SAU 3-Month LIBOR + 0.52%, 4.00% (A)	3,100	74,028

	Shares	Value
PREFERRED STOCKS (continued)
Consumer Finance - 0.5%
Navient Corp. CPI-YoY + 2.05%, 3.78% (A)	32,242	$ 809,919

Insurance - 0.1%
Prudential Financial, Inc. CPI-YoY + 2.40%, 4.13% (A)	4,655	117,609

Total Preferred Stocks (Cost $961,370)		1,001,556

SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (I)	816,027	816,027

Total Securities Lending Collateral (Cost $816,027)		816,027

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.12% (I), dated 10/31/2017, to be repurchased at $1,165,548 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $1,193,046.	$ 1,165,544	1,165,544

Total Repurchase Agreement (Cost $1,165,544)		1,165,544

Total Investments (Cost $172,705,794)		173,787,528
Net Other Assets (Liabilities) - (0.1)%		(148,442)

Net Assets - 100.0%		$ 173,639,086

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	11/16/2017	USD	15,518,607	EUR	12,913,921	$462,785	$—
JPMS	01/19/2018	USD	622,084	BRL	2,000,000	16,877	—
JPMS	01/19/2018	USD	8,568,225	GBP	6,480,000	—	(60,570)
JPMS	01/19/2018	USD	2,978,667	MXN	57,500,000	21,492	—

Total						$501,154	$(60,570)

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$28,279,973	$—	$28,279,973
Foreign Government Obligations	—	37,129,753	—	37,129,753
Mortgage-Backed Security	—	180,775	—	180,775
U.S. Government Agency Obligations	—	5,553,225	—	5,553,225
U.S. Government Obligations	—	99,660,675	—	99,660,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Preferred Stocks	$1,001,556	$—	$—	$1,001,556
Securities Lending Collateral	816,027	—	—	816,027
Repurchase Agreement	—	1,165,544	—	1,165,544

Total Investments	$1,817,583	$171,969,945	$—	$173,787,528

Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$501,154	$—	$501,154

Total Other Financial Instruments	$—	$501,154	$—	$501,154

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$(60,570)	$—	$(60,570)

Total Other Financial Instruments	$—	$(60,570)	$—	$(60,570)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $408,600, representing 0.2% of the Fund’s net assets.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $5,083,670, representing 2.9% of the Fund’s net assets.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $38,251,464, representing 22.0% of the Fund’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $798,638. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at October 31, 2017.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

(unaudited)

MARKET ENVIRONMENT

In the U.S., optimism surrounding a pro-business and pro-inflation environment under President Trump’s administration propelled market based inflation expectations higher in November and December 2016. After drifting sideways in the first quarter of 2017, breakeven rates fell in the second quarter, giving back most of the gains seen since the U.S. election as a string of consumer price index inflation data surprised to the downside. Inflation expectations rebounded in September and October 2017 as the possibility of tax reform led breakeven rates higher.

The 10-year U.S. Treasury closed higher during the one-year period ended October 31, 2017. The U.S. Federal Reserve (“Fed”) hiked the policy rate 25 basis points at each of the December 2016, March 2017, and June 2017 Federal Open Market Committee (“FOMC”) meetings. Rates were left unchanged at the September 2017 meeting, but the FOMC formally announced the start of balance sheet normalization.

U.K. headline consumer price index inflation moved higher. The European Central Bank left policy unchanged at the September 2017 meeting, but President Draghi has acknowledged the improvement in underlying inflation in recent months as well as his concern with euro volatility. Japanese Prime Minister (“PM”) Shinzo Abe’s Liberal Democratic Party-led coalition kept its two-thirds “super majority” in the lower house. PM Shinzo Abe said the government will proceed with a scheduled sales tax increase in 2019 and will continue to focus on reflating growth rather than fiscal austerity.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Inflation-Protected Securities Class R4 returned (1.00)%. By comparison, its benchmark, the Bloomberg Barclays US Treasury Inflation Protected Securities Index, returned (0.12)%.

STRATEGY REVIEW

The Fund’s long U.S. breakeven rate positioning benefited performance in the last two months of 2016 as inflation expectations moved meaningfully higher on optimism surrounding a Trump Presidency. This positioning also benefited performance in the third quarter of 2017 and October 2017 as the possibility of tax reform renewed optimism. However, the Fund’s long breakeven positioning detracted in the second quarter of 2017 because of breakeven rates moving lower as inflation data surprised to the downside.

Another positive contributor to performance was the Fund’s short U.S. front-end nominal duration positioning. Front-end rates in the U.S. sold off meaningfully in September and October 2017 as the market began to price in more rate hikes by the Fed. The Fund’s long New Zealand real rate positioning was also a contributor. The primary detractor to performance was the Fund’s aggregate European positioning. Within currencies, aggregate positioning detracted as the dollar slid in 2017.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Martin Hegarty

Christopher Allen, CFA

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Fund Characteristics	Years
Average Maturity §	2.10
Duration †	9.78

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	93.6%
AAA	0.3
AA	2.5
BBB	2.8
B	0.0 *
Not Rated	0.1
Net Other Assets (Liabilities)^	0.4
Total	99.7%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I3 (NAV)	N/A	N/A	0.16	%(A)	04/21/2017
Class R (NAV)	N/A	N/A	(0.20	)%(A)	04/21/2017
Class R4 (NAV)	(1.00)%	(0.66)%	3.17%		09/11/2000
Bloomberg Barclays US Treasury Inflation Protected Securities Index (B)	(0.12)%	(0.11)%	3.81%

(A) Not annualized.

(B) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 5.6%
Canada - 0.3%
Canada Government Real Return Bond 4.25%, 12/01/2026	CAD 549,768	$ 573,794

Greece - 0.0% (A)
Hellenic Republic Government Bond Up to 1.00% notional if Greece nominal GDP exceeds a defined threshold + has positive Greece real GDP, 0.00% (B), 10/15/2042	EUR 366,000	1,492

Italy - 2.8%
Italy Buoni Poliennali del Tesoro 1.65%, 04/23/2020 (C)	3,603,672	4,452,034
2.70%, 03/01/2047 (C)	565,000	622,476

		5,074,510

New Zealand - 1.7%
New Zealand Government Bond 2.50%, 09/20/2035 (C)	NZD 2,310,000	1,767,529
2.50%, 09/20/2040	439,000	323,617
3.00%, 09/20/2030 (C)	1,187,000	975,489

		3,066,635

United Kingdom - 0.8%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2026 (C)	GBP 707,234	1,098,160
0.75%, 11/22/2047 (C)	138,797	340,055

		1,438,215

Total Foreign Government Obligations (Cost $9,704,917)		10,154,646

U.S. GOVERNMENT OBLIGATIONS - 93.6%
U.S. Treasury Inflation-Protected Securities - 93.6%
U.S. Treasury Inflation-Indexed Bond 0.63%, 02/15/2043	$ 1,578,179	1,476,433
0.75%, 02/15/2042 - 02/15/2045	11,095,970	10,676,802
0.88%, 02/15/2047	1,694,008	1,672,146
1.00%, 02/15/2046	2,760,973	2,806,827
1.38%, 02/15/2044	5,345,802	5,906,196
1.75%, 01/15/2028	4,136,595	4,623,505

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Bond (continued)
2.00%, 01/15/2026	$ 3,240,652	$ 3,636,156
2.13%, 02/15/2040 - 02/15/2041	4,531,092	5,719,357
2.38%, 01/15/2025 - 01/15/2027	7,306,725	8,397,857
2.50%, 01/15/2029	3,658,894	4,407,348
3.38%, 04/15/2032	499,842	686,833
3.63%, 04/15/2028	2,929,431	3,827,568
3.88%, 04/15/2029 (D)	3,576,549	4,849,991
U.S. Treasury Inflation-Indexed Note 0.13%, 04/15/2020 - 07/15/2026	48,678,683	48,390,308
0.25%, 01/15/2025	6,809,674	6,733,885
0.38%, 07/15/2023 - 07/15/2027	20,134,716	20,181,660
0.63%, 07/15/2021 - 01/15/2024	12,754,598	13,024,455
0.63%, 01/15/2026 (D)	7,044,221	7,130,399
1.13%, 01/15/2021	7,653,745	7,940,785
1.25%, 07/15/2020	6,320,693	6,573,342

Total U.S. Government Obligations (Cost $169,251,426)		168,661,853

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 0.1%
Money Market Fund - 0.1%
BlackRock Liquidity Funds T-Fund Portfolio	176,740	176,740

Total Short-Term Investment Companies (Cost $176,740)		176,740

Total Investments Excluding Purchased Swaptions (Cost $179,133,083)		178,993,239
Total Purchased Swaptions - 0.3% (Cost $616,901)		568,908

Total Investments (Cost $179,749,984)		179,562,147
Net Other Assets (Liabilities) - 0.4%		658,176

Net Assets - 100.0%		$ 180,220,323

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR	DUB	3-Month USD-LIBOR	Pay	2.68%	01/12/2021	USD	900,000	$107,052	$90,185
Put - Receives Floating Rate Index 3-Month USD-LIBOR	DUB	3-Month USD-LIBOR	Pay	2.95	08/22/2022	USD	7,120,000	325,291	320,803
Put - Receives Floating Rate Index 3-Month USD-LIBOR	DUB	3-Month USD-LIBOR	Pay	3.04	06/17/2019	USD	1,510,000	62,964	59,607
Put - Receives Floating Rate Index 3-Month USD-LIBOR	DUB	3-Month USD-LIBOR	Pay	3.54	06/17/2019	USD	1,500,000	28,688	24,451
Put - Receives Floating Rate Index 6-Month JPY-LIBOR	DUB	6-Month JPY-LIBOR	Pay	1.10	06/29/2022	JPY	682,280,000	92,906	73,862

Total								$616,901	$568,908

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	DUB	3-Month USD-LIBOR	Receive	2.65%	08/22/2018	USD	9,980,000	$(127,113)	$(141,466)

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.80%	Semi-Annually	10/27/2019	CAD	6,695,000	$(4,401)	$137	$(4,538)
3-Month CAD-CDOR	Receive	1.84	Semi-Annually	09/07/2019	CAD	12,625,000	20,773	61	20,712
3-Month CAD-CDOR	Pay	1.86	Semi-Annually	10/16/2019	CAD	6,515,000	(12,670)	149	(12,819)
3-Month CAD-CDOR	Receive	1.91	Semi-Annually	10/10/2019	CAD	16,830,000	52,556	42	52,514
3-Month NZD-BKBM	Pay	3.06	Semi-Annually/ Quarterly	09/08/2027	NZD	1,683,375	7,309	25	7,284
3-Month NZD-BKBM	Pay	3.07	Semi-Annually/ Quarterly	09/08/2027	NZD	829,125	3,007	12	2,995
3-Month NZD-BKBM	Pay	3.07	Semi-Annually/ Quarterly	09/08/2027	NZD	837,500	2,888	12	2,876
3-Month USD-LIBOR	Receive	1.64	Quarterly/ Semi-Annually	09/30/2019	USD	5,800,000	(20,631)	89	(20,720)
3-Month USD-LIBOR	Receive	1.68	Quarterly/ Semi-Annually	09/30/2019	USD	2,300,000	(6,562)	36	(6,598)
3-Month USD-LIBOR	Receive	1.79	Quarterly/ Semi-Annually	09/30/2019	USD	9,200,000	(8,670)	148	(8,818)
3-Month USD-LIBOR	Pay	2.17	Semi-Annually/ Quarterly	05/15/2027	USD	1,400,000	24,318	29	24,289
3-Month USD-LIBOR	Pay	2.17	Semi-Annually/ Quarterly	08/24/2027	USD	400,000	6,402	8	6,394
3-Month USD-LIBOR	Pay	2.23	Semi-Annually/ Quarterly	05/15/2027	USD	5,000,000	61,640	104	61,536
6-Month GBP-LIBOR	Receive	0.79	Semi-Annually	10/06/2019	GBP	7,225,000	(2,743)	84	(2,827)
6-Month GBP-LIBOR	Receive	0.81	Semi-Annually	10/10/2019	GBP	4,585,000	766	55	711
6-Month GBP-LIBOR	Receive	0.81	Semi-Annually	10/03/2019	GBP	10,970,000	793	121	672
6-Month GBP-LIBOR	Pay	1.37	Semi-Annually	04/26/2047	GBP	2,450,000	172,102	76	172,026
6-Month GBP-LIBOR	Receive	1.40	Semi-Annually	05/26/2047	GBP	750,000	(41,469)	32	(41,501)
6-Month GBP-LIBOR	Receive	1.66	Semi-Annually	09/28/2047	GBP	305,000	7,408	(358)	7,766
3-Month USD-LIBOR	Receive	2.57	Quarterly/ Semi-Annually	04/27/2046	USD	245,000	(2,890)	6	(2,896)
Eurostat Eurozone HICP ex Tobacco NSA	Pay	1.26	Maturity	08/15/2022	EUR	1,630,000	3,750	67	3,683
Eurostat Eurozone HICP ex Tobacco NSA	Pay	1.30	Maturity	09/29/2022	EUR	2,500,000	230	104	126
Eurostat Eurozone HICP ex Tobacco NSA	Receive	1.75	Maturity	06/15/2047	EUR	615,000	(36,370)	39	(36,409)
Eurostat Eurozone HICP ex Tobacco NSA	Receive	1.83	Maturity	05/15/2047	EUR	650,000	(16,074)	30	(16,104)
Eurostat Eurozone HICP ex Tobacco NSA	Receive	1.86	Maturity	07/15/2047	EUR	570,000	(8,890)	38	(8,928)
U.K. RPI All Items Monthly	Receive	3.30	Maturity	10/15/2022	GBP	2,620,000	(7,485)	130	(7,615)
U.K. RPI All Items Monthly	Receive	3.37	Maturity	06/15/2022	GBP	3,160,000	(24,987)	134	(25,121)
U.K. RPI All Items Monthly	Receive	3.38	Maturity	09/15/2027	GBP	600,000	(2,205)	278	(2,483)
U.K. RPI All Items Monthly	Receive	3.40	Maturity	08/15/2022	GBP	2,800,000	(14,525)	125	(14,650)
U.K. RPI All Items Monthly	Receive	3.44	Maturity	04/26/2027	GBP	1,500,000	8,975	47	8,928
U.K. RPI All Items Monthly	Pay	3.47	Maturity	10/15/2047	GBP	280,000	5,002	21	4,981
U.K. RPI All Items Monthly	Pay	3.47	Maturity	09/15/2047	GBP	140,000	3,024	260	2,764
U.K. RPI All Items Monthly	Pay	3.49	Maturity	08/15/2047	GBP	290,000	5,348	21	5,327
U.K. RPI All Items Monthly	Receive	3.51	Maturity	04/26/2047	GBP	750,000	5,960	40	5,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NAS	Receive	1.24%	Maturity	04/01/2018	USD	4,970,000	$(18,466)	$111	$(18,577)
U.S. CPI Urban Consumers NAS	Pay	1.76	Maturity	02/01/2018	USD	4,970,000	10,727	94	10,633

Total							$173,940	$2,407	$171,533

OVER-THE-COUNTER SWAP AGREEMENTS:

Interest Rate Swap Agreements
Reference Obligation	Counterparty	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.38%	Maturity	05/15/2027	EUR	490,000	$2,596	$—	$2,596
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.89	Maturity	05/15/2047	EUR	245,000	(488)	—	(488)

							$2,108	$—	$2,108

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(44)	03/18/2019	$(10,789,099)	$(10,782,200)	$6,899	$—
2-Year U.S. Treasury Note	Short	(104)	12/29/2017	(22,450,003)	(22,397,375)	52,628	—
5-Year U.S. Treasury Note	Long	21	12/29/2017	2,472,074	2,460,937	—	(11,137)
10-Year Canada Government Bond	Short	(5)	12/18/2017	(534,757)	(532,633)	2,124	—
10-Year U.S. Treasury Bond	Long	39	12/19/2017	5,301,746	5,222,953	—	(78,793)
10-Year U.S. Treasury Note	Long	37	12/19/2017	4,637,968	4,622,687	—	(15,281)
Euro-BTP Italy Government Bond	Short	(8)	12/07/2017	(1,268,187)	(1,300,811)	—	(32,624)
German Euro BOBL	Short	(90)	12/07/2017	(13,774,416)	(13,815,348)	—	(40,932)
German Euro Bund	Short	(25)	12/07/2017	(4,728,464)	(4,739,481)	—	(11,017)
German Euro BUXL	Long	12	12/07/2017	2,323,552	2,322,058	—	(1,494)
German Euro Schatz	Short	(41)	12/07/2017	(5,356,170)	(5,361,645)	—	(5,475)
U.K. Gilt	Short	(15)	12/27/2017	(2,466,628)	(2,476,933)	—	(10,305)
U.S. Treasury Bond	Short	(59)	12/19/2017	(9,797,854)	(9,635,906)	161,948	—

Total						$223,599	$(207,058)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
ANZ	11/06/2017	USD	2,752,038	NZD	3,824,470	$135,281	$—
ANZ	11/06/2017	EUR	140,000	USD	165,314	—	(2,185)
BNP	12/05/2017	USD	272,470	GBP	205,000	—	(90)
BOA	11/06/2017	USD	1,022,481	GBP	771,000	—	(1,695)
BOA	12/05/2017	USD	1,150,752	GBP	868,000	—	(3,305)
DUB	11/06/2017	USD	5,540,896	EUR	4,676,000	92,377	—
DUB	11/17/2017	SEK	7,432,669	EUR	775,000	—	(14,915)
GSI	11/06/2017	USD	156,791	GBP	117,000	1,371	—
JPM	11/16/2017	MXN	16,784,905	CAD	1,110,000	12,445	—
MSCS	11/06/2017	USD	546,874	CAD	682,000	18,204	—
MSCS	11/06/2017	USD	53,355	EUR	46,000	—	(244)
NAB	11/17/2017	EUR	400,000	USD	472,788	—	(6,418)
NSI	11/06/2017	CAD	60,000	USD	46,875	—	(365)
NSI	12/05/2017	USD	2,936,376	NZD	4,296,000	—	(1,415)
RBS	11/06/2017	USD	60,501	NZD	84,190	2,897	—
SCB	11/06/2017	USD	288,471	NZD	401,000	14,101	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SCB	12/05/2017	USD	13,283	GBP	10,000	$—	$(12)
UBS	12/05/2017	USD	5,340,074	EUR	4,582,000	—	(7,871)

Total						$276,676	$(38,515)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$10,154,646	$—	$10,154,646
U.S. Government Obligations	—	168,661,853	—	168,661,853
Short-Term Investment Companies	176,740	—	—	176,740
Over-the-Counter Interest Rate Swaptions Purchased	—	568,908	—	568,908

Total Investments	$176,740	$179,385,407	$—	$179,562,147

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$402,978	$—	$402,978
Over-the-Counter Interest Rate Swap Agreements	—	2,596	—	2,596
Futures Contracts (F)	223,599	—	—	223,599
Forward Foreign Currency Contracts (F)	—	276,676	—	276,676

Total Other Financial Instruments	$223,599	$682,250	$—	$905,849

LIABILITIES
Other Financial Instruments
Over-the-Counter Interest Rate Swaptions Written	$—	$(141,466)	$—	$(141,466)
Centrally Cleared Interest Rate Swap Agreements	—	(229,038)	—	(229,038)
Over-the-Counter Interest Rate Swap Agreements	—	(488)	—	(488)
Futures Contracts (F)	(207,058)	—	—	(207,058)
Forward Foreign Currency Contracts (F)	—	(38,515)	—	(38,515)

Total Other Financial Instruments	$(207,058)	$(409,507)	$—	$(616,565)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Floating or variable rate security. The rate disclosed is as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $9,255,743, representing 5.1% of the Fund’s net assets.
(D)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $394,258.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

ANZ	Australia & New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America, N.A.
DUB	Deutsche Bank AG
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
NAB	National Australia Bank
NSI	Nomura Securities International, Inc.
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BKBM	Bank Bill Reference Rate
BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
CDOR	Canadian Dollar Offered Rate
CPI	Consumer Price Index
GDP	Gross Domestic Product
HICP	Harmonized Indices of Consumer Prices
LIBOR	London Interbank Offered Rate
NAS	National Academy of Sciences
NSA	Not Seasonally Adjusted
RPI	Retail Price Index
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

Last November, we wrote the fiscal year was “not completely unlike any other 12 month period in the post-crisis era.” The 12 months since then have been, perhaps, the most stunningly divergent in the years since the great recession. A synchronized global recovery is well underway. The U.S. Federal Reserve (“Fed”) has been raising interest rates and shrinking its balance sheet. The Trump era has taken geopolitical volatility to new heights, while equity market volatility reached? historical lows. Stocks hit record highs; credit spreads compressed; and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, health care, and regulation remains just that, promises.

Risk assets and spread products had a very good year as spreads tightened markedly, largely driven by a price-supportive supply/demand environment. The investment grade corporate bond market continued to outperform duration-matched U.S. Treasuries; all major sectors generated strong performance led by commodity-related issuers. At the broader sector level, financials outperformed industrials and utilities. Within structured products, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the top performers during the trailing 12 months ended October 31, 2017, and agency residential mortgage-backed securities (“RMBS”) lagged.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Intermediate Bond Class R4 returned 1.67%. By comparison, its benchmark,

the Bloomberg Barclays US Aggregate Bond Index, returned 0.90%.

STRATEGY REVIEW

Spread compression was the largest active contributor to performance, as risk assets rallied steadily during most of the period. Carry generated from coupon payments also generated a significant contribution as well, with higher-yielding securities generally contributing more to returns than those with lower coupons. The Fund’s shorter-than-benchmark duration posture also aided returns slightly, as yields across the Treasury curve rose following the Presidential election. This increase hurt longer-maturity securities, an underweight in the Fund, more than those with shorter maturities.

At the asset class level, an overweight in high yield, investment grade corporates, and off-index non-agency RMBS holdings drove active returns. An underweight to U.S. Treasuries also contributed positively. An overweight in A and BBB-rated bonds were notable contributors to performance among investment grade holdings, while almost all ratings categories in non-investment grade exposure added to returns. An underweight in AAA credits, which have been trading at very tight spreads, was additive to returns as were structured credits in ABS and CMBS. This was somewhat offset by agency RMBS, which detracted from returns.

Brian W. Westhoff, CFA

Doug Weih, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	7.89
Duration †	5.74

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	38.7%
AAA	14.0
AA	4.1
A	16.4
BBB	24.6
BB	1.8
B	1.0
CCC and Below	0.3
Not Rated	13.4
Net Other Assets (Liabilities)	(14.3)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I2 (NAV)	N/A	N/A	2.92	%(A)	03/24/2017
Class I3 (NAV)	N/A	N/A	2.87	%(A)	03/24/2017
Class R (NAV)	N/A	N/A	2.50	%(A)	03/24/2017
Class R4 (NAV)	1.67%	2.45%	4.56%		09/11/2000
Bloomberg Barclays US Aggregate Bond Index (B)	0.90%	2.04%	4.19%

(A) Not annualized.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 8.2%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 4,054,236	$ 4,354,833
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (A)	9,440,000	9,425,209
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (A)	1,260,000	1,257,861
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	3,637,000	3,651,377
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 3-Month LIBOR + 1.43%, 2.78% (B), 07/18/2027 (A)	10,440,000	10,472,061
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	1,858,264	1,862,011
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 2.65% (B), 10/18/2030 (A)	9,730,000	9,729,942
Diamond Resorts Owner Trust Series 2015-1, Class A, 2.73%, 07/20/2027 (A)	186,938	186,534
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (A)	6,380,000	6,347,526
Hertz Vehicle Financing II, LP Series 2016-3A, Class A, 2.27%, 07/25/2020 (A)	5,125,000	5,108,489
Hilton Grand Vacations Trust
Series 2013-A, Class A,
2.28%, 01/25/2026 (A)	469,336	467,168
Series 2017-AA, Class A,
2.66%, 12/26/2028 (A)	1,722,640	1,720,614
ICG US CLO, Ltd.
Series 2014-1A, Class A1,
3-Month LIBOR + 1.15%, 2.51% (B), 04/20/2026 (A)	6,620,000	6,603,642
Series 2014-1A, Class A1R,
3-Month LIBOR + 1.22%, Zero Coupon (B), 01/20/2030 (A) (C)	2,750,000	2,750,000
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	1,064,536	1,087,043
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	1,519,701	1,582,945
JG Wentworth XXXV LLC Series 2015-2A, Class A, 3.87%, 03/15/2058 (A)	1,781,802	1,825,660
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	7,789,843	7,838,150
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 2.70% (B), 04/15/2029 (A)	3,500,000	3,522,971

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (A)	$ 1,433,200	$ 1,419,802
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	6,226,935	6,120,196
New Residential Advanced Receivables Trust Series 2017-T1, Class AT1, 3.21%, 02/15/2051 (A)	4,700,000	4,684,328
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (A)	11,200,000	11,150,126
OCP CLO, Ltd. Series 2014-7A, Class A1AR, 3-Month LIBOR + 0.95%, 2.31% (B), 10/20/2026 (A)	2,350,000	2,348,816
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 0.00% (B) (D), 01/20/2031 (A) (C) (E)	3,600,000	3,600,000
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (A)	2,500,000	2,493,750
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (A)	6,820,000	6,834,781
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	911,834	904,204
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	1,622,397	1,617,435
Palmer Square CLO, Ltd.
Series 2013-2A, Class A1AR,
3-Month LIBOR + 1.22%, 2.57% (B), 10/17/2027 (A)	5,250,000	5,289,806
Series 2015-2A, Class A1AR,
3-Month LIBOR + 1.27%, 2.63% (B), 07/20/2030 (A)	6,445,000	6,485,023
RAAC Trust Series 2007-RP4, Class A, 1-Month LIBOR + 0.35%, 1.59% (B), 11/25/2046 (A)	821,678	737,901
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	24,599,000	24,789,064
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class A,
2.20%, 10/20/2030 (A)	555,896	555,389
Series 2013-3A, Class B,
2.70%, 10/20/2030 (A)	473,207	473,348
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	1,410,937	1,408,567
Series 2014-2A, Class A,
2.05% (B), 06/20/2031 (A)	949,760	947,938
Series 2014-2A, Class B,
2.40% (B), 06/20/2031 (A)	509,255	508,160
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	582,245	581,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	$ 604,125	$ 605,791
Series 2015-3A, Class A,
2.58%, 09/20/2032 (A)	1,302,595	1,304,764
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	2,318,198	2,311,825
SilverLeaf Finance XVII LLC Series 2013-A, Class A, 2.68%, 03/16/2026 (A)	191,462	191,204
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	883,566	881,793
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	3,940,724	3,828,469
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	5,396,637	5,424,782
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (A)	2,000,000	2,005,267
SVO VOI Mortgage LLC Series 2012-AA, Class A, 2.00%, 09/20/2029 (A)	402,212	400,462
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	6,531,156	6,587,020
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	1,578,491	1,585,814
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	8,608,052	8,640,862
Series 2015-6, Class A1B,
2.75% (B), 04/25/2055 (A)	4,351,091	4,366,745
Series 2016-2, Class A1A,
2.75% (B), 08/25/2055 (A)	4,407,070	4,420,441
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	8,064,081	8,013,183
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	5,456,232	5,414,951
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	5,578,686	5,598,174
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	1,230,907	1,237,274
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	4,941,098	4,958,113
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	7,249,062	7,216,451
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033	8,317,541	8,266,222
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 3-Month LIBOR + 1.65%, 3.01% (B), 10/20/2028 (A)	8,060,000	8,093,651

Total Asset-Backed Securities (Cost $254,010,866)		254,097,388

	Principal	Value
CORPORATE DEBT SECURITIES - 41.3%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 2.55%, 10/15/2022	$ 6,295,000	$ 6,303,480

Air Freight & Logistics - 0.3%
FedEx Corp.
4.90%, 01/15/2034	4,063,000	4,571,048
5.10%, 01/15/2044	2,948,000	3,343,494

		7,914,542

Airlines - 1.5%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	2,205,354	2,202,708
3.70%, 04/01/2028	7,257,002	7,463,827
4.95%, 07/15/2024	4,360,101	4,660,729
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	4,632,298	4,833,803
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	9,527,961	9,957,386
6.82%, 02/10/2024	7,440,935	8,566,749
7.75%, 06/17/2021	443,973	483,398
Southwest Airlines Co. Pass-Through Trust 6.15%, 02/01/2024	333,256	366,582
United Airlines Pass-Through Trust 3.75%, 03/03/2028	6,281,187	6,485,325
US Airways Pass-Through Trust 5.38%, 05/15/2023	2,679,960	2,844,107

		47,864,614

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025 (F)	3,900,000	3,923,844

Automobiles - 0.5%
Ford Motor Co. 4.35%, 12/08/2026 (F)	7,362,000	7,671,603
General Motors Co.
4.88%, 10/02/2023	5,746,000	6,265,094
6.25%, 10/02/2043	1,075,000	1,240,835

		15,177,532

Banks - 7.4%
Bank of America Corp.
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	7,757,000	7,716,643
4.45%, 03/03/2026, MTN	14,663,000	15,590,141
5.75%, 12/01/2017	1,965,000	1,971,701
Bank One Capital III 8.75%, 09/01/2030	1,265,000	1,869,772
Bank One Corp. 8.00%, 04/29/2027	940,000	1,251,915
Barclays Bank PLC 10.18%, 06/12/2021 (A)	18,145,000	22,407,175
BNP Paribas SA Fixed until 03/14/2022, 6.75% (B), 03/14/2022 (A) (F) (G)	2,465,000	2,696,094
Citigroup, Inc.
3-Month LIBOR + 0.95%, 2.31% (B), 07/24/2023	7,072,000	7,103,711
3.38%, 03/01/2023	4,822,000	4,936,263
Fixed until 01/30/2023, 5.95% (B), 01/30/2023 (G)	1,700,000	1,854,275
6.68%, 09/13/2043	490,000	671,473

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Commerzbank AG 8.13%, 09/19/2023 (A) (F)	$ 12,655,000	$ 15,382,990
Cooperatieve Rabobank UA Fixed until 06/30/2019, 11.00% (B), 06/30/2019 (A) (G)	21,977,000	24,943,895
Discover Bank 3.45%, 07/27/2026	11,605,000	11,450,703
First Horizon National Corp. 3.50%, 12/15/2020	4,785,000	4,921,281
HSBC Holdings PLC
4.25%, 03/14/2024	485,000	509,721
5.25%, 03/14/2044	790,000	921,265
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	2,945,000	3,013,594
JPMorgan Chase & Co.
3.25%, 09/23/2022	16,157,000	16,614,558
3.38%, 05/01/2023	5,232,000	5,363,524
Fixed until 05/01/2027, 3.54% (B), 05/01/2028	5,125,000	5,175,653
4.85%, 02/01/2044	490,000	566,738
6.40%, 05/15/2038	3,925,000	5,280,208
Fixed until 02/01/2024, 6.75% (B), 02/01/2024 (G)	412,000	472,255
KeyBank NA 3.40%, 05/20/2026, MTN	3,070,000	3,057,717
Nordea Bank AB 4.25%, 09/21/2022 (A)	18,072,000	19,093,808
Oversea-Chinese Banking Corp., Ltd. Fixed until 03/11/2018, 3.15% (B), 03/11/2023 (A)	1,480,000	1,484,184
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	1,685,000	1,877,400
6.10%, 06/10/2023	1,414,000	1,574,548
6.40%, 10/21/2019	2,607,000	2,817,879
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (A)	6,064,000	6,348,935
Societe Generale SA 5.00%, 01/17/2024 (A)	2,315,000	2,484,880
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (B), 09/15/2031	7,230,000	7,187,868
US Bank NA 2.13%, 10/28/2019	2,024,000	2,033,562
Wells Fargo & Co.
2.13%, 04/22/2019	2,654,000	2,662,819
Fixed until 05/27/2027, 3.58% (B), 05/22/2028, MTN	5,004,000	5,051,703
4.10%, 06/03/2026, MTN	1,814,000	1,888,552
5.38%, 11/02/2043	3,948,000	4,639,865
Fixed until 06/15/2024, 5.90% (B), 06/15/2024 (G)	1,080,000	1,184,274
Wells Fargo Bank NA 5.95%, 08/26/2036	2,984,000	3,774,054

		229,847,596

Beverages - 1.0%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	11,084,000	11,437,351

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	$ 9,908,000	$ 10,484,158
Constellation Brands, Inc. 3.70%, 12/06/2026	2,526,000	2,598,168
Pernod Ricard SA 5.75%, 04/07/2021 (A)	6,311,000	6,995,236

		31,514,913

Biotechnology - 0.9%
AbbVie, Inc. 3.20%, 05/14/2026	6,452,000	6,407,206
Biogen, Inc. 4.05%, 09/15/2025	5,469,000	5,809,297
Celgene Corp.
2.88%, 08/15/2020	1,629,000	1,654,160
5.00%, 08/15/2045	8,920,000	9,822,169
Gilead Sciences, Inc.
2.95%, 03/01/2027	1,620,000	1,594,407
4.15%, 03/01/2047	1,598,000	1,646,663

		26,933,902

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	4,114,000	4,357,254

Capital Markets - 4.2%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	10,331,000	10,797,115
7.30%, 06/28/2019	8,112,000	8,800,282
Charles Schwab Corp. 3.20%, 03/02/2027	4,550,000	4,590,576
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	4,559,000	4,682,277
3.80%, 06/09/2023	5,920,000	6,144,097
Deutsche Bank AG 3-Month LIBOR + 1.31%, 2.63% (B), 08/20/2020	4,745,000	4,809,101
Goldman Sachs Group, Inc.
2.75%, 09/15/2020	3,487,000	3,524,531
5.75%, 01/24/2022	11,457,000	12,826,056
6.25%, 02/01/2041	490,000	648,433
6.75%, 10/01/2037	5,177,000	6,834,719
Macquarie Group, Ltd. 6.25%, 01/14/2021 (A)	11,890,000	13,184,063
Morgan Stanley
5.00%, 11/24/2025	13,267,000	14,471,826
5.75%, 01/25/2021	13,740,000	15,162,427
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	6,410,000	6,951,599
State Street Corp. 3-Month LIBOR + 1.00%, 2.32% (B), 06/01/2077	285,000	260,120
UBS AG 7.63%, 08/17/2022	11,848,000	13,980,640
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (A)	1,628,000	1,715,328

		129,383,190

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.3%
LyondellBasell Industries NV 5.00%, 04/15/2019	$ 593,000	$ 613,412
Monsanto Co. 4.40%, 07/15/2044	7,736,000	8,035,260

		8,648,672

Commercial Services & Supplies - 0.4%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (A)	2,775,000	2,763,583
ERAC USA Finance LLC 2.70%, 11/01/2023 (A)	4,400,000	4,308,514
3.85%, 11/15/2024 (A)	3,020,000	3,135,847
Hutchison Whampoa International 12 II, Ltd. 2.00%, 11/08/2017 (A)	3,300,000	3,300,132

		13,508,076

Communications Equipment - 0.3%
Cisco Systems, Inc. 2.13%, 03/01/2019	797,000	801,374
Harris Corp. 5.55%, 10/01/2021	8,811,000	9,709,149

		10,510,523

Construction & Engineering - 0.2%
SBA Tower Trust 2.24%, 04/09/2043 (A)	2,340,000	2,340,306
3.17%, 04/09/2047 (A)	4,040,000	4,056,443

		6,396,749

Construction Materials - 0.5%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (A)	5,530,000	5,822,323
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	9,365,000	9,909,639

		15,731,962

Consumer Finance - 1.2%
Ally Financial, Inc. 3.50%, 01/27/2019	5,970,000	6,042,834
4.13%, 03/30/2020	6,050,000	6,254,188
American Express Co. 4.05%, 12/03/2042	2,075,000	2,134,397
BMW US Capital LLC 2.80%, 04/11/2026 (A)	7,584,000	7,468,322
Capital One Financial Corp. 2.50%, 05/12/2020	6,855,000	6,879,907
Discover Financial Services 3.75%, 03/04/2025	6,726,000	6,798,427

		35,578,075

Containers & Packaging - 0.5%
International Paper Co. 4.75%, 02/15/2022	5,062,000	5,501,912
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.13%, 07/15/2023 (A)	2,095,000	2,181,105
5.75%, 10/15/2020	4,025,000	4,095,478
6.88%, 02/15/2021	2,274,122	2,333,817

		14,112,312

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Consumer Services - 0.0% (H)
President & Fellows of Harvard College 3.62%, 10/01/2037	$ 651,000	$ 676,248

Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	2,897,000	3,076,591

Diversified Telecommunication Services - 1.7%
AT&T, Inc. 3.00%, 06/30/2022	12,650,000	12,802,952
3.40%, 05/15/2025	9,092,000	8,977,124
4.35%, 06/15/2045	3,469,000	3,097,795
4.60%, 02/15/2021	585,000	625,268
5.00%, 03/01/2021	905,000	982,658
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	1,585,000	1,579,765
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	2,980,000	3,330,150
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	876,971
Verizon Communications, Inc. 5.15%, 09/15/2023	11,638,000	13,043,807
5.50%, 03/16/2047	7,119,000	7,859,216

		53,175,706

Electric Utilities - 1.3%
Appalachian Power Co. 3.40%, 06/01/2025	5,285,000	5,423,350
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	458,000	564,427
8.88%, 11/15/2018	449,000	479,448
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	13,799,000	13,672,096
Duke Energy Progress LLC 3.60%, 09/15/2047	2,025,000	2,001,933
Entergy Arkansas, Inc. 3.70%, 06/01/2024	1,110,000	1,167,211
Jersey Central Power & Light Co. 7.35%, 02/01/2019	1,000,000	1,061,645
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (A)	1,540,000	1,613,965
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	5,168,000	5,496,291
5.30%, 06/01/2042	525,000	644,555
PacifiCorp 3.60%, 04/01/2024	8,385,000	8,754,676
5.75%, 04/01/2037	400,000	511,546

		41,391,143

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 3.88%, 01/12/2028	6,625,000	6,640,178

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	6,169,000	6,304,930
Schlumberger Investment SA 3.65%, 12/01/2023	835,000	883,662
Weatherford International, Ltd. 5.95%, 04/15/2042	960,000	758,400

		7,946,992

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 1.6%
CBL & Associates, LP 5.25%, 12/01/2023	$ 7,049,000	$ 7,083,372
EPR Properties 4.50%, 04/01/2025	4,740,000	4,879,541
4.75%, 12/15/2026	7,033,000	7,329,491
HCP, Inc. 3.40%, 02/01/2025	5,985,000	5,980,296
Hospitality Properties Trust 5.00%, 08/15/2022	6,379,000	6,863,135
Kilroy Realty, LP 4.25%, 08/15/2029	7,920,000	8,207,781
Realty Income Corp. 3.88%, 07/15/2024	4,095,000	4,217,217
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	4,300,000	4,492,883

		49,053,716

Food & Staples Retailing - 0.9%
CVS Health Corp. 2.13%, 06/01/2021	8,495,000	8,369,867
5.30%, 12/05/2043	319,000	362,795
Kroger Co. 2.80%, 08/01/2022 (F)	3,317,000	3,326,342
Sysco Corp. 3.25%, 07/15/2027	4,894,000	4,889,023
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	9,530,000	9,785,285

		26,733,312

Food Products - 0.8%
Bunge, Ltd. Finance Corp. 3.75%, 09/25/2027	8,573,000	8,568,060
Conagra Brands, Inc. 3.20%, 01/25/2023	4,064,000	4,148,599
Danone SA 2.95%, 11/02/2026 (A)	4,462,000	4,335,563
Kraft Heinz Foods Co. 2.80%, 07/02/2020	965,000	977,462
4.88%, 02/15/2025 (A)	3,800,000	4,064,288
Tyson Foods, Inc. 3.95%, 08/15/2024	3,446,000	3,632,567

		25,726,539

Health Care Equipment & Supplies - 0.9%
Abbott Laboratories 3.75%, 11/30/2026	10,930,000	11,274,240
Becton Dickinson and Co. 3.70%, 06/06/2027	8,031,000	8,090,042
Boston Scientific Corp. 2.65%, 10/01/2018	1,062,000	1,070,177
Medtronic, Inc. 4.63%, 03/15/2045	5,836,000	6,611,918

		27,046,377

Health Care Providers & Services - 0.2%
Anthem, Inc. 1.88%, 01/15/2018	1,930,000	1,931,587
Coventry Health Care, Inc. 5.45%, 06/15/2021	1,632,000	1,786,389

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HCA Healthcare, Inc. 6.25%, 02/15/2021	$ 1,150,000	$ 1,237,688

		4,955,664

Household Durables - 0.2%
D.R. Horton, Inc. 4.38%, 09/15/2022	4,697,000	4,995,208
Newell Brands, Inc. 4.20%, 04/01/2026	1,589,000	1,674,552

		6,669,760

Independent Power & Renewable Electricity Producers - 0.2%
NRG Energy, Inc. 6.63%, 03/15/2023	4,925,000	5,097,375

Industrial Conglomerates - 1.0%
General Electric Co.
Fixed until 01/21/2021, 5.00% (B), 01/21/2021 (G)	20,121,000	21,001,294
5.50%, 01/08/2020, MTN	2,271,000	2,440,890
6.88%, 01/10/2039, MTN	5,796,000	8,351,679

		31,793,863

Insurance - 1.3%
Allstate Corp. 3.28%, 12/15/2026	4,566,000	4,637,159
American Financial Group, Inc. 9.88%, 06/15/2019	635,000	709,655
American International Group, Inc. Fixed until 05/15/2038, 8.18% (B), 05/15/2068	640,000	873,600
Athene Global Funding 3.00%, 07/01/2022 (A)	9,275,000	9,251,706
CNA Financial Corp. 5.88%, 08/15/2020	4,347,000	4,718,456
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,690,000	1,861,631
Hartford Financial Services Group, Inc. 5.13%, 04/15/2022	4,315,000	4,769,375
Lincoln National Corp. 8.75%, 07/01/2019	1,561,000	1,729,747
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	6,534,000	6,735,586
Swiss Re America Holding Corp. 7.75%, 06/15/2030	2,903,000	3,964,040

		39,250,955

IT Services - 0.1%
Mastercard, Inc. 3.38%, 04/01/2024	2,903,000	3,037,238

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	3,036,000	3,052,272

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	2,430,000	2,388,260

Media - 0.9%
21st Century Fox America, Inc. 7.63%, 11/30/2028	1,045,000	1,377,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Cablevision Systems Corp. 7.75%, 04/15/2018	$ 1,440,000	$ 1,472,558
CBS Corp. 5.75%, 04/15/2020	4,490,000	4,872,120
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	4,300,000	4,450,500
Comcast Corp. 5.88%, 02/15/2018	2,454,000	2,484,779
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (G)	3,715,000	3,965,763
NBCUniversal Media LLC 4.38%, 04/01/2021	6,297,000	6,739,442
4.45%, 01/15/2043	2,995,000	3,197,063

		28,559,726

Metals & Mining - 0.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	3,600,000	3,603,602
4.75%, 04/10/2027 (A)	1,705,000	1,802,350
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	1,125,000	1,106,719
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	9,000	9,133

		6,521,804

Multi-Utilities - 0.5%
CMS Energy Corp. 3.88%, 03/01/2024	539,000	566,608
4.88%, 03/01/2044	725,000	830,497
Dominion Energy, Inc. 2.58%, 07/01/2020	3,948,000	3,969,594
DTE Electric Co. 4.30%, 07/01/2044	4,920,000	5,365,550
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	6,095,000	6,164,235

		16,896,484

Multiline Retail - 0.2%
Wal-Mart Stores, Inc. 3.63%, 12/15/2047	7,040,000	7,196,296

Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (F)	7,623,000	8,577,041
Apache Corp. 4.25%, 01/15/2044	360,000	343,505
4.75%, 04/15/2043	520,000	530,466
BP Capital Markets PLC 3.12%, 05/04/2026	9,549,000	9,627,798
Continental Resources, Inc. 3.80%, 06/01/2024 (F)	1,055,000	1,024,669
Energy Transfer, LP 4.90%, 02/01/2024	2,755,000	2,950,205
5.15%, 03/15/2045	1,238,000	1,208,941
5.95%, 10/01/2043	960,000	1,022,369
7.60%, 02/01/2024	3,005,000	3,531,280
EnLink Midstream Partners, LP 2.70%, 04/01/2019	3,615,000	3,622,624
4.85%, 07/15/2026	2,486,000	2,618,638
EOG Resources, Inc. 2.45%, 04/01/2020	3,127,000	3,148,903

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. 1.82%, 03/15/2019	$ 1,930,000	$ 1,934,782
3.04%, 03/01/2026	6,907,000	7,053,858
Husky Energy, Inc. 4.00%, 04/15/2024	1,120,000	1,166,626
Kerr-McGee Corp. 6.95%, 07/01/2024	865,000	1,029,258
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	5,190,000	5,403,366
Kinder Morgan, Inc. 3.05%, 12/01/2019	1,466,000	1,492,419
Laredo Petroleum, Inc. 7.38%, 05/01/2022	1,370,000	1,426,513
Nexen Energy ULC 5.88%, 03/10/2035	110,000	133,812
Noble Energy, Inc. 6.00%, 03/01/2041	430,000	493,924
Petrobras Global Finance BV 5.38%, 01/27/2021	3,850,000	4,047,312
6.25%, 03/17/2024	1,370,000	1,469,120
Petroleos Mexicanos 3.50%, 01/30/2023	6,930,000	6,765,759
6.88%, 08/04/2026	3,295,000	3,701,932
Petronas Capital, Ltd. 5.25%, 08/12/2019 (A)	4,550,000	4,786,463
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	6,630,000	6,763,024
Shell International Finance BV 2.50%, 09/12/2026	7,173,000	6,926,420
3.75%, 09/12/2046	2,122,000	2,090,347
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	1,010,000	1,067,943
4.63%, 03/01/2034	875,000	969,953
Western Gas Partners, LP 5.38%, 06/01/2021	1,956,000	2,095,945
Williams Cos., Inc. 3.70%, 01/15/2023	540,000	544,725
7.88%, 09/01/2021	796,000	935,300
Williams Partners, LP 5.40%, 03/04/2044	814,000	895,777

		101,401,017

Pharmaceuticals - 0.9%
Allergan Funding SCS 3.80%, 03/15/2025	10,830,000	11,097,255
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	8,849,000	9,210,938
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	6,416,000	6,254,933

		26,563,126

Road & Rail - 0.6%
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	5,342,000	5,361,903
7.13%, 10/15/2020 (A)	8,952,000	10,117,766
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	275,661
3.75%, 04/01/2024	294,000	312,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Hertz Corp. 5.50%, 10/15/2024 (A) (F)	$ 1,065,000	$ 958,500

		17,026,189

Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp. 2.88%, 05/11/2024	7,326,000	7,405,005
KLA-Tencor Corp. 4.13%, 11/01/2021	6,177,000	6,494,464
QUALCOMM, Inc. 3.25%, 05/20/2027	6,703,000	6,702,317

		20,601,786

Software - 0.3%
Microsoft Corp. 3.30%, 02/06/2027	8,535,000	8,831,494

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.
2.40%, 05/03/2023	6,827,000	6,813,452
2.85%, 02/23/2023	5,198,000	5,304,919
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	5,905,000	6,580,379
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	7,952,000	8,222,486
HP, Inc. 3.75%, 12/01/2020	270,000	280,777
Seagate HDD Cayman 4.88%, 06/01/2027	2,040,000	1,991,192

		29,193,205

Tobacco - 0.4%
BAT Capital Corp. 3.56%, 08/15/2027 (A)	8,161,000	8,181,239
Reynolds American, Inc. 8.13%, 06/23/2019	2,315,000	2,537,942
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	1,745,000	1,913,050

		12,632,231

Trading Companies & Distributors - 0.4%
International Lease Finance Corp. 8.25%, 12/15/2020	9,599,000	11,178,699

Wireless Telecommunication Services - 1.4%
America Movil SAB de CV
3.13%, 07/16/2022	4,075,000	4,163,535
4.38%, 07/16/2042 (F)	2,600,000	2,676,191
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	13,442,000	13,653,577
4.88%, 08/15/2040 (A)	6,645,000	7,016,650
6.11%, 01/15/2040 (A)	8,554,000	9,101,292
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	4,891,000	5,190,574
Sprint Corp. 7.88%, 09/15/2023	1,290,000	1,441,575
T-Mobile USA, Inc. 6.84%, 04/28/2023	145,000	152,975

		43,396,369

Total Corporate Debt Securities (Cost $1,255,777,669)		1,275,417,851

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Brazil - 0.0% (H)
Brazil Government International Bond 4.25%, 01/07/2025 (F)	$ 1,440,000	$ 1,461,600

Colombia - 0.2%
Colombia Government International Bond
4.00%, 02/26/2024 (F)	810,000	843,210
4.50%, 01/28/2026 (F)	5,775,000	6,153,262

		6,996,472

Indonesia - 0.3%
Indonesia Government International Bond
4.75%, 01/08/2026 (A)	4,560,000	4,971,285
5.38%, 10/17/2023 (A)	2,500,000	2,814,170

		7,785,455

Mexico - 0.2%
Mexico Government International Bond 4.00%, 10/02/2023	6,388,000	6,691,430

Peru - 0.0% (H)
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,321,080

Poland - 0.1%
Republic of Poland Government International Bond 3.00%, 03/17/2023	1,920,000	1,960,750

Republic of Korea - 0.2%
Korea Development Bank 3.00%, 03/17/2019	5,200,000	5,242,879

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	3,275,000	3,219,456

Total Foreign Government Obligations (Cost $34,099,535)		34,679,122

MORTGAGE-BACKED SECURITIES - 9.9%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month LIBOR + 0.31%, 1.55% (B), 08/25/2035	898,848	760,724
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	1,500,067	1,377,879
Series 2005-51, Class 3A3A,
1-Month LIBOR + 0.32%, 1.56% (B), 11/20/2035	825,321	769,995
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	6,404,664	4,595,853
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	1,319,085	1,106,122
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (B), 12/05/2032 (A)	7,050,000	7,323,102
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.45% (B), 03/20/2035	100,817	102,433
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	15,060,000	14,895,896

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust (continued)
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	$ 7,195,000	$ 6,998,742
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (A)	2,530,000	2,628,682
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (A)	1,100,000	1,133,338
BCAP LLC Trust
Series 2009-RR6, Class 2A1,
3.46% (B), 08/26/2035 (A)	515,847	514,946
Series 2011-R11, Class 16A5,
1-Year CMT + 2.05%, 3.28% (B), 08/26/2035 (A)	1,081,891	1,092,438
Series 2011-R11, Class 23A1,
3.42% (B), 06/26/2035 (A)	416,586	420,725
Series 2012-RR12, Class 4A1,
3.52% (B), 04/26/2036 (A)	544,238	548,490
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 3.82% (B), 11/25/2034	52,561	50,233
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (B), 03/13/2035 (A)	6,250,000	6,403,685
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
3.50% (B), 02/25/2034	60,088	60,138
Series 2005-3, Class 1A2,
1-Month LIBOR + 0.58%, 1.82% (B), 04/25/2035	165,382	156,468
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	1,625,000	1,716,362
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	2,065,000	2,210,572
Citigroup Mortgage Loan Trust
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	1,110,995	1,156,448
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	5,517,226	5,594,283
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	2,167,794	2,208,016
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (B), 08/10/2050	565,000	618,461
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (A)	200,038	197,871
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	4,005,000	4,068,596
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (A)	2,760,000	2,874,794
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (A)	2,400,000	2,509,006
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	3,970,000	4,218,108
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (A)	11,450,000	11,593,517
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	4,900,000	4,939,463

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	$ 7,035,000	$ 7,023,395
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (A)	9,280,000	9,433,455
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.17% (B), 08/26/2036 (A)	1,890,744	1,905,375
CSMC Trust
Series 2009-14R, Class 2A1,
5.00%, 06/26/2037 (A)	90,228	90,925
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 1.39% (B), 12/27/2036 (A)	1,802,497	1,710,567
Series 2014-4R, Class 21A1,
1-Month LIBOR + 0.33%, 1.57% (B), 12/27/2035 (A)	4,732,883	4,591,290
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1,
3.62% (B), 12/19/2033	18,875	17,991
Series 2005-AR1, Class 3A,
3.91% (B), 03/18/2035	38,323	38,731
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (B), 12/10/2027 (A)	3,320,000	3,297,123
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class C, 3.63%, 06/05/2031 (A)	3,235,000	3,242,088
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	4,664,567	4,629,537
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month LIBOR + 0.56%, 1.80% (B), 06/19/2034	460,755	444,896
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (A)	4,498,000	4,470,403
Impac CMB Trust
Series 2003-8, Class 1A1,
1-Month LIBOR + 0.68%, 1.92% (B), 10/25/2033	271,962	267,808
Series 2004-6, Class 1A1,
1-Month LIBOR + 0.80%, 2.04% (B), 10/25/2034	27,118	26,564
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.54% (B), 08/25/2037	534,681	466,276
Jefferies Resecuritization Trust Series 2009-R2, Class 4A, 3.43% (B), 05/26/2037 (A)	407,441	410,138
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	3,270,390	3,399,265

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2014-DSTY, Class B,
3.77%, 06/10/2027 (A)	$ 4,800,000	$ 4,800,440
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
3.03% (B), 02/25/2034	50,251	50,105
Series 2006-A2, Class 5A1,
3.45% (B), 11/25/2033	48,541	49,769
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	288,804	246,815
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 3.25% (B), 05/26/2037 (A)	1,782,366	1,791,844
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.33% (B), 09/15/2045	397,264	397,543
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 3.43% (B), 11/25/2035 (A)	441,355	371,459
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month LIBOR + 0.64%, 1.88% (B), 10/25/2028	29,377	28,800
Series 2004-A1, Class 2A1,
3.39% (B), 02/25/2034	173,657	173,984
Series 2005-A3, Class A1,
1-Month LIBOR + 0.27%, 1.51% (B), 04/25/2035	25,989	25,737
Series 2005-A4, Class 2A2,
3.56% (B), 07/25/2035	159,047	154,817
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.81% (B), 06/12/2050	79,069	79,069
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (B), 04/25/2057 (A)	1,788,450	1,784,805
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,800,000	1,850,319
Series 2013-C11, Class B,
4.37% (B), 08/15/2046	1,035,000	1,087,466
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	13,507,000	13,350,906
Morgan Stanley Re-REMIC Trust
Series 2009-R3, Class 1A,
5.50% (B), 10/26/2035 (A)	95,571	98,278
Series 2012-R3, Class 1A,
2.84% (B), 11/26/2036 (A)	228,744	226,994
Series 2013-R8, Class 9A,
1-Month LIBOR + 0.36%, 1.96% (B), 09/26/2036 (A)	143,982	143,728
Morgan Stanley Resecuritization Trust
Series 2014-R3, Class 2A,
3.00% (B), 07/26/2048 (A)	6,863,829	6,754,306
Series 2014-R4, Class 4A,
3.57% (B), 11/21/2035 (A)	1,194,481	1,208,127

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 2.64% (B), 08/15/2034 (A)	$ 21,096,188	$ 21,109,451
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	3,246,493	3,363,951
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	1,133,225	1,163,656
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	906,561	924,141
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,930,914	3,021,496
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	4,028,558	4,154,775
Series 2016-1A, Class A1,
3.75% (B), 03/25/2056 (A)	3,039,237	3,130,193
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	3,565,034	3,670,674
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	5,085,062	5,157,552
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	7,163,999	7,420,756
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	2,683,738	2,780,564
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	20,105,853	20,800,194
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	6,025,627	6,245,898
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	10,807,000	11,221,550
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (A)	6,500,000	6,494,960
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 1.82% (B), 05/25/2035	2,625,286	2,547,561
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (B), 01/11/2037 (A)	4,200,000	4,152,091
RALI Trust
Series 2007-QO1, Class A1,
1-Month LIBOR + 0.15%, 1.39% (B), 02/25/2047	424,608	417,769
Series 2007-QO4, Class A1A,
1-Month LIBOR + 0.19%, 1.43% (B), 05/25/2047	801,810	772,435
RBSSP Resecuritization Trust
Series 2009-6, Class 2A1,
1-Month LIBOR + 0.15%, 3.37% (B), 01/26/2036 (A)	455,107	460,554
Series 2009-7, Class 5A4,
1-Month LIBOR + 0.40%, 1.64% (B), 06/26/2037 (A)	561,757	545,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
SCG Trust Series 2013-SRP1, Class AJ, 1-Month LIBOR + 1.95%, 3.19% (B), 11/15/2026 (A)	$ 6,570,000	$ 6,544,591
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
3.41% (B), 07/25/2035	485,892	403,574
Series 2007-3, Class 3A1,
3.56% (B), 04/25/2047	1,269,376	969,909
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 1.94% (B), 01/19/2034	37,619	36,676
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	6,983,000	7,136,186
Voyager BRSTN Delaware Trust, Interest Only STRIPS Series 2009-1, Class UAU7, 1-Month LIBOR + 0.25%, 1.49% (B), 12/26/2036 (A)	54,424	53,989
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 3.74% (B), 06/15/2029 (A)	3,245,000	3,251,165
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1-Month LIBOR + 0.29%, 1.53% (B), 07/25/2045	48,049	47,329
Series 2007-OA6, Class 1A1B,
12-MTA + 0.81%, 1.70% (B), 07/25/2047	587,708	160,062
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	3,037,296
Wells Fargo Mortgage-Backed Securities Trust Series 2003-N, Class 1A2, 3.10% (B), 12/25/2033	593,022	601,764

Total Mortgage-Backed Securities (Cost $306,860,428)		306,784,918

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.6%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	340,000	493,830
State of California, General Obligation Unlimited
7.30%, 10/01/2039	2,760,000	4,072,242
7.60%, 11/01/2040	4,320,000	6,779,419
7.70%, 11/01/2030	1,650,000	1,906,691
7.95%, 03/01/2036	5,350,000	6,035,763
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	315,000	342,830

		19,630,775

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (H)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	$ 295,000	$ 373,494

New Jersey - 0.0% (H)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	431,000	655,710

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	355,000	501,370
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	340,000	458,204
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	330,000	402,085
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	570,000	695,127

		2,056,786

Total Municipal Government Obligations (Cost $22,546,321)		22,716,765

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.3%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.36%, 2.82% (B), 05/01/2037	45,654	46,799
6-Month LIBOR + 1.57%, 2.96% (B), 02/01/2037	23,356	24,129
6-Month LIBOR + 1.57%, 3.02% (B), 04/01/2037 (C)	74,413	76,867
12-Month LIBOR + 1.66%, 3.26% (B), 01/01/2038	140,227	146,560
12-Month LIBOR + 1.75%, 3.36% (B), 12/01/2034	18,038	19,013
12-Month LIBOR + 1.75%, 3.48% (B), 09/01/2035	635,172	664,833
6-Month LIBOR + 2.12%, 3.50% (B), 05/01/2037	54,718	57,656
12-Month LIBOR + 1.79%, 3.54% (B), 09/01/2037	20,302	21,359
12-Month LIBOR + 1.90%, 3.64% (B), 02/01/2041	434,674	456,464
5.00%, 08/01/2035 - 12/01/2035	2,433,906	2,676,641
5.50%, 11/01/2038 - 06/01/2041	1,646,616	1,838,082
6.00%, 05/01/2031	408,637	466,646
Federal National Mortgage Association
Zero Coupon, 10/09/2019	6,045,000	5,829,174
6-Month LIBOR + 0.96%, 2.40% (B), 08/01/2037	6,936	7,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.50%, TBA (C)	$ 26,763,000	$ 26,884,269
6-Month LIBOR + 1.53%, 2.90% (B), 08/01/2034	4,931	5,089
6-Month LIBOR + 1.51%, 2.90% (B), 01/01/2035	16,428	17,025
3.00%, TBA (C)	214,645,000	216,227,000
12-Month LIBOR + 1.75%, 3.46% (B), 03/01/2041	321,348	336,210
12-Month LIBOR + 1.73%, 3.49% (B), 08/01/2035	47,323	49,863
3.50%, 07/01/2028 - 01/01/2029	3,657,406	3,824,521
3.50%, TBA (C)	137,299,000	141,330,995
12-Month LIBOR + 1.82%, 3.57% (B), 03/01/2041	105,075	111,227
4.00%, 06/01/2042	1,231,946	1,305,092
4.00%, TBA (C)	35,564,000	37,328,309
4.50%, 02/01/2025 - 06/01/2026	2,067,688	2,167,134
5.00%, 04/01/2039 - 11/01/2039	16,613,360	18,377,730
5.00%, TBA (C)	9,112,000	9,891,402
5.50%, 04/01/2036 - 12/01/2041	8,340,887	9,461,223
6.00%, 02/01/2034 - 06/01/2041	16,986,792	19,314,387
6.50%, 06/01/2038 - 05/01/2040	2,594,732	2,968,703
Government National Mortgage Association, Interest Only STRIPS 0.79% (B), 02/16/2053	6,923,506	315,593

Total U.S. Government Agency Obligations (Cost $503,434,043)		502,247,023

U.S. GOVERNMENT OBLIGATIONS - 20.1%
U.S. Treasury - 17.7%
U.S. Treasury Bond
2.25%, 08/15/2046	24,633,000	21,597,175
2.50%, 02/15/2045 - 05/15/2046	52,641,200	48,871,367
2.75%, 08/15/2042	21,383,500	21,077,783
2.88%, 08/15/2045	16,537,000	16,562,193
3.00%, 05/15/2042	5,975,000	6,164,986
3.13%, 02/15/2042	25,448,800	26,832,578
3.50%, 02/15/2039	18,811,100	21,180,858
3.63%, 02/15/2044	42,584,600	48,785,982
4.50%, 02/15/2036	23,818,200	30,493,809
4.75%, 02/15/2037	31,220,000	41,286,011
5.25%, 02/15/2029	9,112,100	11,679,861
U.S. Treasury Note
0.75%, 01/31/2018	9,604,000	9,593,291
1.00%, 11/30/2019	45,363,800	44,798,524
1.13%, 06/30/2021 - 09/30/2021	20,550,000	19,977,549
1.25%, 11/30/2018	26,593,600	26,517,767
1.50%, 08/15/2026	9,920,000	9,258,925
1.63%, 03/31/2019 - 05/15/2026	57,144,800	56,092,806
1.75%, 11/30/2021 - 05/15/2023	23,701,000	23,380,849
1.88%, 11/30/2021	20,724,100	20,710,338
2.00%, 12/31/2021 - 02/15/2025	18,888,900	18,765,553
2.25%, 11/15/2024	5,860,900	5,865,937
2.50%, 08/15/2023 - 05/15/2024	18,335,200	18,709,882

		548,204,024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 2.4%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	$ 9,264,684	$ 10,355,210
2.50%, 01/15/2029	21,354,428	25,722,637
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	35,787,174	36,461,217

		72,539,064

Total U.S. Government Obligations (Cost $619,585,954)		620,743,088

	Shares	Value
PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII 3-Month LIBOR + 6.37%, 7.75% (B)	60,502	1,646,864
CoBank ACB Series F, Fixed until 10/01/2022, 6.25% (B) (A)	6,000	645,000

		2,291,864

Capital Markets - 0.0% (H)
State Street Corp. Series D, Fixed until 03/15/2024, 5.90% (B)	23,039	638,411

Electric Utilities - 0.0% (H)
SCE Trust III Series H, Fixed until 03/15/2024, 5.75% (B)	7,998	215,066

Thrifts & Mortgage Finance - 0.0% (H)
Federal Home Loan Mortgage Corp. Series Z, 8.38% (B)	93,300	614,847
Federal National Mortgage Association
Series O, 0.00% (B) (D)	1,300	13,845
Series S, 8.25% (B)	81,175	552,802

		1,181,494

Total Preferred Stocks (Cost $4,235,684)		4,326,835

	Principal	Value
COMMERCIAL PAPER - 11.8%
Banks - 2.8%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.32% (I), 12/13/2017	$ 26,700,000	26,659,505
Macquarie Bank, Ltd.
1.36% (I), 11/10/2017	1,450,000	1,449,514
1.42% (I), 01/08/2018	27,400,000	27,328,060
Sumitomo Mitsui Banking Corp. 1.32% (I), 11/08/2017	30,000,000	29,992,417

		85,429,496

Diversified Financial Services - 6.5%
Alpine Securitization. Ltd. 1.32% (I), 11/01/2017	25,523,000	25,523,000
Atlantic Asset Securitization LLC 1.32% (I), 11/21/2017	31,280,000	31,257,409
Barton Capital Corp. 1.32% (I), 12/11/2017	1,700,000	1,697,544
Gotham Funding Corp. 1.33% (I), 11/06/2017	31,050,000	31,044,351
Kells Funding LLC 1.32% (I), 11/09/2017	24,000,000	23,993,067

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Lexington Parker Capital Co. LLC
1.35% (I), 12/18/2017	$ 23,000,000	$ 22,960,063
1.36% (I), 11/09/2017	7,000,000	6,997,916
Liberty Funding LLC 1.35% (I), 01/09/2018	3,000,000	2,992,352
Old Line Funding LLC 1.32% (I), 01/03/2018	30,000,000	29,931,750
Thunder Bay Funding LLC 1.31% (I), 11/15/2017	20,200,000	20,189,866
Victory Receivables 1.43% (I), 01/29/2018	5,800,000	5,779,782

		202,367,100

Machinery - 1.0%
Caterpillar Finance Service Co. 1.32% (I), 12/13/2017	30,000,000	29,954,500

Software - 0.9%
Manhattan Asset Funding Co. LLC 1.29% (I), 12/18/2017	27,000,000	26,955,232

Tobacco - 0.6%
Philip Morris International, Inc. 1.29% (I), 11/28/2017	20,000,000	19,980,950

Total Commercial Paper (Cost $364,687,278)		364,687,278

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.3%
U.S. Treasury Bill
1.04% (I), 01/04/2018	9,915,000	9,897,013
1.05% (I), 11/16/2017 - 01/04/2018	60,525,000	60,437,303

Total Short-Term U.S. Government Obligations (Cost $70,333,636)		70,334,316

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (I)	23,816,125	$ 23,816,125

Total Securities Lending Collateral (Cost $23,816,125)		23,816,125

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 0.12% (I), dated 10/31/2017, to be repurchased at $52,356,614 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $53,407,831.	$ 52,356,440	52,356,440

Total Repurchase Agreement (Cost $52,356,440)		52,356,440

Total Investments (Cost $3,511,743,979)		3,532,207,149
Net Other Assets (Liabilities) - (14.3)%		(442,047,584)

Net Assets - 100.0%		$ 3,090,159,565

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$254,097,388	$—	$254,097,388
Corporate Debt Securities	—	1,275,417,851	—	1,275,417,851
Foreign Government Obligations	—	34,679,122	—	34,679,122
Mortgage-Backed Securities	—	306,784,918	—	306,784,918
Municipal Government Obligations	—	22,716,765	—	22,716,765
U.S. Government Agency Obligations	—	502,247,023	—	502,247,023
U.S. Government Obligations	—	620,743,088	—	620,743,088
Preferred Stocks	4,326,835	—	—	4,326,835
Commercial Paper	—	364,687,278	—	364,687,278
Short-Term U.S. Government Obligations	—	70,334,316	—	70,334,316
Securities Lending Collateral	23,816,125	—	—	23,816,125
Repurchase Agreement	—	52,356,440	—	52,356,440

Total Investments	$28,142,960	$3,504,064,189	$—	$3,532,207,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $804,058,473, representing 26.0% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $3,600,000, representing 0.1% of the Fund’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,323,398. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at October 31, 2017.
(J)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

The end of 2016 concluded a year with record new issue supply and a bond market sell-off after the November elections. The election of President Trump caused a sell-off in the Treasury market as investors believed the new administration in the White House would bring about dramatic policy changes. Healthcare reform, tax reform, and de-regulation were all key focuses both during and after the election, as many people believed that changes were on the horizon and would lead to rapid economic growth. The municipal market sold off in sympathy and as a result, municipal mutual fund outflows were robust in the latter part of 2016.

The initial shock to the market waned in the early months of 2017, especially as it became more clear that the policy changes and hope for a rejuvenated economy were further away than many people had originally hoped for just after the election. The U.S. Federal Reserve’s (“Fed”) plans to increase rates and run down the balance sheet have also been influencing factors on the market environment this year. Despite lagging inflation data, the Fed has remained steadfast in its plans to slowly raise rates with a few small increases this year. Though we’ve seen two rate hikes thus far in 2017, their effects on the market have been fairly short-lived, especially as decisions (and non-decisions) in the White House and Congress have muddied the economic landscape in a way that has left many questions unanswered and investors uncertain about the future direction of markets.

The general trend this year has seen the market normalize post-election. As a result of widening credit spreads, the municipal market was set up to outperform, especially in lower rated credits and the long-end of the yield curve. In early September 2017, we saw the 10-Year Treasury yield hit a year-to-date low of 2.04%, a low not seen since the election last year. Though we’ve witnessed an uptick in yields since that low late in the third quarter of 2017, the supply and demand dynamics this year have been key contributors to an otherwise strong municipal market. Through October, supply has been down relative to 2015 and 2016, though 2016 was a year in which we saw record supply as a result of issuers looking to pull together deals ahead of the election. Muted supply combined with healthy fund inflows throughout the year have resulted in a well-balanced supply/demand dynamic that has benefited the municipal market thus far.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Intermediate Muni Class A returned 1.20%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Muni Managed Money Intermediate Index, returned 1.79%.

STRATEGY REVIEW

The Fund was positioned longer than the index, as measured by duration, during the early part of the fiscal year. This long duration positioning contributed to underperformance in late 2016 as yields dramatically increased post-election. In early 2017, duration risk was reduced by bringing duration more in line with the index.

The Fund has maintained its exposure to high quality paper. The Fund’s positioning across the credit spectrum had a positive effect on performance as credit spreads tightened throughout the year. The Fund was underweight both AAA and AA rated credits and overweight A and BBB rated credits relative to the index.

The Fund’s overweight exposure to Puerto Rico (“PR”), Illinois (“IL”) and New Jersey (“NJ”) contributed to performance. We have continued to buy selectively in these states, particularly insured PR issues and local and non-state general obligation (“GO”) debt in both IL and NJ. Our credit research team continues to monitor these credits, as well as potential buying opportunities that may get lost in the shuffle from negative headline risk associated with these states.

The education sector was the top contributing sector to performance, while State and Local GO debt were the largest detractors to performance. On an issuer level, University of Texas Green Bonds and Washington County Junior College District were the top performers as the long end of the curve flattened since the time these bonds were purchased in April 2017.

One of our main focuses has been, and will continue to be on active management through opportunistic trade execution. We have been able to take advantage of certain market dislocations and inefficiencies by opportunistically exploiting these inefficiencies and dislocations on both the buy and sale side of the market.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Fund Characteristics	Years
Average Maturity §	6.77
Duration †	5.73

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.0%
AAA	7.5
AA	61.7
A	10.4
BBB	7.6
BB	1.9
B	0.3
CCC and Below	0.0 *
Not Rated	9.4
Net Other Assets (Liabilities)	0.2
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(2.10)%	4.51%	4.51%		10/31/2012
Class A (NAV)	1.20%	5.21%	5.21%		10/31/2012
Bloomberg Barclays Muni Managed Money Intermediate Index (A)	1.79%	2.56%	2.55%
Class C (POP)	(0.32)%	4.59%	4.59%		10/31/2012
Class C (NAV)	0.67%	4.59%	4.59%		10/31/2012
Class I (NAV)	1.39%	5.33%	5.33%		10/31/2012
Class I2 (NAV)	1.49%	N/A	0.26%		09/30/2016
Class T1 (POP)	N/A	N/A	1.63	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	4.20	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	6.02	%(B)	12/16/2016

(A) The Bloomberg Barclays Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 96.1%
Alabama - 0.3%
Alabama Public School & College Authority, Revenue Bonds 5.00%, 12/01/2017	$ 25,000	$ 25,081
Series A,
5.00%, 05/01/2018	295,000	300,764
Alabama State University, Revenue Bonds, AGC, 4.25%, 05/01/2021	25,000	25,778
Bessemer Governmental Utility Services Corp., Revenue Bonds, BAM, 5.00%, 06/01/2029 (A)	2,210,000	2,650,873
Foley Utilities Board, Revenue Bonds, 4.00%, 11/01/2017	275,000	275,000
Jasper Water Works & Sewer Board, Inc., Revenue Bonds, 5.00%, 06/01/2022	320,000	355,821
Marshall County Board of Education, Special Tax AGM, 4.00%, 03/01/2031 - 03/01/2032	915,000	976,209

		4,609,526

Alaska - 0.2%
Alaska Housing Finance Corp., Revenue Bonds
Series B,
5.00%, 06/01/2018	180,000	184,039
Series B, NATL-RE,
5.00%, 12/01/2020	100,000	100,327
Series D,
5.00%, 12/01/2025	1,425,000	1,693,484
City of Anchorage Water Revenue, Revenue Bonds, 5.00%, 05/01/2019	120,000	126,875
North Slope Borough Service Area 10, Revenue Bonds, 5.00%, 06/30/2022	535,000	603,630
State of Alaska International Airports System, Revenue Bonds, Series A, 5.00%, 10/01/2031	65,000	76,346

		2,784,701

Arizona - 1.4%
Arizona Board of Regents, Certificate of Participation, Series A, 5.00%, 06/01/2019	150,000	158,726
Arizona Health Facilities Authority, Revenue Bonds, BHAC-CR, 5.38%, 01/01/2032	100,000	100,713
Arizona School Facilities Board, Certificate of Participation, AGC-ICC, 5.13%, 09/01/2021	110,000	113,667
Arizona Transportation Board, Revenue Bonds, 5.25%, 07/01/2020	235,000	250,830

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
BluePath Trust, Revenue Bonds, 2.75%, 09/01/2026 (B) (C)	$ 5,653,108	$ 5,607,931
County of Pima, Certificate of Participation 5.00%, 12/01/2017 - 12/01/2026	135,000	140,956
County of Pima Sewer System Revenue, Revenue Bonds
Series A,
5.00%, 07/01/2019	25,000	26,616
Series B,
5.00%, 07/01/2018	250,000	256,615
County of Santa Cruz, Revenue Bonds, AGM, 4.00%, 07/01/2026	140,000	157,996
Industrial Development Authority of the City of Phoenix, Revenue Bonds
2.95%, 07/01/2026	2,800,000	2,745,232
3.88%, 07/01/2021 (B)	190,000	191,967
5.00%, 07/01/2036	1,625,000	1,741,399
Series A,
4.00%, 07/01/2022 (B)	2,300,000	2,267,202
Series B,
4.00%, 07/01/2022 (B)	1,625,000	1,605,191
Industrial Development Authority of the County of Pima, Revenue Bonds, Series R, 2.88%, 07/01/2021	325,000	327,642
La Paz County Industrial Development Authority, Revenue Bonds Series A, 5.00%, 02/15/2021 - 02/15/2026 (B)	1,960,000	2,183,582
Maricopa County Community College District, General Obligation Unlimited, Series C, 5.00%, 07/01/2020	150,000	159,360
Maricopa County Elementary School District No. 25, General Obligation Unlimited, Series A, BAM, 4.00%, 07/01/2024	135,000	151,944
Maricopa County Industrial Development Authority, Revenue Bonds, Series A, 5.00%, 01/01/2034	375,000	420,491
Maricopa County Unified School District No. 89, General Obligation Limited, 5.00%, 07/01/2023	40,000	46,768
Pima County Unified School District No. 1, General Obligation Unlimited, Series D, AGM, 5.00%, 07/01/2026	100,000	102,598
Pinal County Electrical District No. 4, Revenue Bonds AGM, 5.00%, 12/01/2022 - 12/01/2025	405,000	469,824
Town of Gilbert, General Obligation Unlimited, 5.00%, 07/01/2019	675,000	692,766

		19,920,016

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arkansas - 1.5%
Arkansas Development Finance Authority, Revenue Bonds, AMBAC, Zero Coupon, 07/01/2026	$ 105,000	$ 84,232
Little Rock School District, General Obligation Limited 3.00%, 02/01/2026 - 02/01/2030	20,005,000	20,320,733

		20,404,965

California - 7.8%
Acalanes Union High School District, General Obligation Unlimited, Series C, Zero Coupon, 08/01/2026	235,000	191,598
Alameda Corridor Transportation Authority, Revenue Bonds
Series B, AGM,
4.00%, 10/01/2035 - 10/01/2037	2,005,000	2,127,901
5.00%, 10/01/2036	150,000	173,436
Alisal Union School District, General Obligation Unlimited Series A, BAM, Zero Coupon, 08/01/2033 - 08/01/2034	350,000	187,764
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, AGM, 5.00%, 09/01/2024 - 09/01/2026	2,110,000	2,524,704
Baldwin Park/Monrovia School Facilities Grant Financing Authority, Revenue Bonds
AGM,
2.50%, 10/01/2025 - 10/01/2026	240,000	246,406
3.00%, 10/01/2032 - 10/01/2033	300,000	298,216
4.00%, 10/01/2027	185,000	209,575
Brentwood Infrastructure Financing Authority, Revenue Bonds, 4.00%, 07/01/2018	100,000	102,026
Brisbane/Guadalupe Valley Municipal Improvement District Financing Authority, Revenue Bonds, 5.00%, 09/01/2025	140,000	171,280
Calexico Financing Authority, Revenue Bonds, AGM, 4.00%, 04/01/2024	515,000	569,837
California City Redevelopment Agency Successor Agency, Tax Allocation, AGM, 3.25%, 09/01/2026	130,000	136,418
California Community College Financing Authority, Revenue Bonds, Series A, BAM, 2.50%, 06/01/2031	220,000	208,516
California Educational Facilities Authority, Revenue Bonds, Series A, Zero Coupon, 01/01/2018	150,000	149,754
California Health Facilities Financing Authority, Revenue Bonds
Series B,
5.00%, 11/15/2031	125,000	149,465

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Health Facilities Financing Authority, Revenue Bonds (continued)
Series C,
5.88%, 11/01/2023	$ 320,000	$ 389,549
Series D,
5.00%, 08/15/2022	25,000	28,600
California Municipal Finance Authority, Revenue Bonds
4.38%, 07/01/2025 (B)	750,000	779,925
Series A,
4.00%, 11/01/2017 (B)	415,000	415,000
California School Finance Authority, Revenue Bonds
Series A,
3.00%, 07/01/2018 (B)	840,000	848,056
4.00%, 08/01/2025 (B)	450,000	479,281
California State Public Works Board, Revenue Bonds, Series H, 5.00%, 12/01/2017	50,000	50,165
California State University, Revenue Bonds, Series A, 4.00%, 11/01/2034	330,000	354,846
California Statewide Communities Development Authority, Revenue Bonds
Fixed until 04/01/2020, 1.90% (D), 04/01/2028	75,000	75,833
Fixed until 12/01/2023, 2.63% (D), 11/01/2033	1,900,000	1,951,167
5.00%, 04/01/2028 - 04/01/2030	100,000	119,010
AGM,
5.00%, 10/01/2026	520,000	615,462
Series A,
3.00%, 11/01/2022 (B)	2,000,000	2,004,100
3.50%, 11/01/2027 (B)	2,630,000	2,639,152
5.00%, 12/01/2025 - 12/01/2029 (B)	775,000	882,244
5.00%, 12/01/2037	100,000	100,330
Series B,
5.00%, 07/01/2030	445,000	513,975
Chowchilla Public Financing Authority, Revenue Bonds
Series C, AGM,
3.13%, 06/01/2033	175,000	171,290
3.25%, 06/01/2034 - 06/01/2035	425,000	419,366
3.38%, 06/01/2036 - 06/01/2037	540,000	535,796
Chula Vista Redevelopment Agency Successor Agency, Tax Allocation, AGM, 4.00%, 10/01/2035	985,000	1,049,606
City of Escondido, Special Tax, Series E, BAM, 5.00%, 09/01/2027	420,000	496,205
City of Lathrop, Special Assessment
3.00%, 09/02/2020	140,000	142,768
4.00%, 09/02/2021 - 09/02/2022	265,000	281,060
City of Visalia, Certificate of Participation, AGM, 5.00%, 12/01/2024	360,000	432,810

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Coachella Redevelopment Agency Successor Agency, Tax Allocation
AGM,
5.00%, 09/01/2026	$ 70,000	$ 83,294
Series A, AGM,
4.00%, 09/01/2031 - 09/01/2032	1,060,000	1,153,176
5.00%, 09/01/2029 - 09/01/2030	1,520,000	1,800,154
Colton Joint Unified School District, General Obligation Unlimited
BAM,
4.00%, 02/01/2033	55,000	59,240
5.00%, 02/01/2029	480,000	576,038
Corning Union High School District, General Obligation Unlimited, Series A, AGM, 3.00%, 08/01/2019	110,000	113,742
County of El Dorado, Special Tax
BAM,
3.00%, 09/01/2025 - 09/01/2026	895,000	936,507
3.13%, 09/01/2027	590,000	608,845
5.00%, 09/01/2021 - 09/01/2024	3,110,000	3,638,247
County of Santa Cruz, Certificate of Participation 4.00%, 08/01/2032 - 08/01/2033	760,000	816,216
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax Series A, AGM, 4.00%, 09/01/2029 - 09/01/2030	860,000	949,421
Davis Joint Unified School District, Certificate of Participation, BAM, 4.00%, 08/01/2024	95,000	107,640
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds
Series B,
3.00%, 12/01/2031	5,950,000	5,974,633
3.25%, 12/01/2036	5,625,000	5,530,500
Dixon Unified School District, Certificate of Participation, BAM, 5.00%, 09/01/2028	235,000	282,059
Dry Creek Joint Elementary School District, Special Tax, AGM, 5.00%, 09/01/2024	190,000	227,559
Elk Grove Unified School District, Certificate of Participation BAM, 5.00%, 02/01/2027 - 02/01/2029	4,575,000	5,497,220
Etiwanda School District, Special Tax
Series 2004-2,
2.00%, 09/01/2018 - 09/01/2020	100,000	100,622
3.00%, 09/01/2021 - 09/01/2022	185,000	191,009
3.50%, 09/01/2023	75,000	77,486
Fairfield-Suisun Unified School District Financing Corp., Special Tax
BAM,
2.00%, 08/15/2020	1,905,000	1,919,726

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Fairfield-Suisun Unified School District Financing Corp., Special Tax (continued)
2.25%, 08/15/2021 - 08/15/2023	$ 6,195,000	$ 6,242,656
Gilroy Unified School District, Certificate of Participation, BAM, 4.00%, 04/01/2032	700,000	756,021
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1, 5.00%, 06/01/2023 - 06/01/2024	3,915,000	4,544,265
Hacienda La Puente Unified School District, Certificate of Participation, AGM, 5.00%, 06/01/2024	250,000	298,920
Hesperia Unified School District, Certificate of Participation, BAM, 3.00%, 02/01/2033	275,000	271,670
Kern Community College District, General Obligation Unlimited, 5.00%, 11/01/2018	100,000	104,020
Lancaster Redevelopment Agency Successor Agency, Tax Allocation, Series A, 2.38%, 08/01/2028	2,910,000	2,881,278
Los Angeles Community College District, General Obligation Unlimited, Series I, 3.00%, 08/01/2018	170,000	172,689
Los Angeles County Redevelopment Refunding Authority Redevelopment Agency Successor Agency, Tax Allocation, Series E, AGM, 5.00%, 12/01/2022	50,000	58,476
Menifee Union School District Public Financing Authority, Special Tax
Series A,
4.00%, 09/01/2019	480,000	503,006
5.00%, 09/01/2023	425,000	492,545
Series A, BAM,
5.00%, 09/01/2029 - 09/01/2034	2,015,000	2,368,768
Norwalk-La Mirada Unified School District, General Obligation Unlimited, AGM, 4.75%, 08/01/2018	270,000	277,452
Oakdale Public Financing Authority, Special Tax
2.63%, 09/01/2022	110,000	111,927
3.00%, 09/01/2024	265,000	269,924
Panama-Buena Vista Union School District, Certificate of Participation
BAM,
4.00%, 09/01/2018	325,000	333,041
5.00%, 09/01/2024	265,000	317,385

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Peralta Community College District, General Obligation Unlimited Series D, 3.50%, 08/01/2032 - 08/01/2034	$ 6,405,000	$ 6,644,187
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2022	425,000	492,120
Placerville Union School District, General Obligation Unlimited, BAM, 3.00%, 08/01/2033	150,000	150,111
Rio Elementary School District Community Facilities District, Special Tax BAM, 5.00%, 09/01/2029 - 09/01/2032	1,740,000	2,051,623
Riverside County Redevelopment Successor Agency, Tax Allocation
Series B, AGM,
5.00%, 10/01/2028 - 10/01/2030	1,510,000	1,838,155
Series C, AGM,
5.00%, 10/01/2022	415,000	482,271
Riverside Redevelopment Agency Successor Agency, Tax Allocation Series A, 5.00%, 09/01/2020 - 09/01/2026	245,000	282,441
Roseville Joint Union High School District, General Obligation Unlimited Series B, Zero Coupon, 08/01/2030 - 08/01/2034	1,850,000	1,136,648
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation Series B, AGM, 5.00%, 09/01/2025 - 09/01/2028	1,185,000	1,407,806
San Diego Public Facilities Financing Authority, Revenue Bonds, 5.00%, 10/15/2026	490,000	596,776
San Gorgonio Memorial Health Care District, General Obligation Unlimited, 5.00%, 08/01/2024	135,000	159,972
San Leandro Redevelopment Agency Successor Agency, Tax Allocation, 5.00%, 09/01/2027	310,000	367,787
Sanger Unified School District, Certificate of Participation
AGM,
3.13%, 06/01/2033	75,000	75,339
3.25%, 06/01/2035 - 06/01/2037	200,000	200,366
Santa Clarita Redevelopment Agency Successor Agency, Tax Allocation, AGM, 5.00%, 10/01/2023	835,000	987,847
Semitropic Improvement District, Revenue Bonds, Series A, 4.00%, 12/01/2017	100,000	100,241

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Snowline Joint Unified School District, Special Tax Series A, 3.00%, 09/01/2021 - 09/01/2022	$ 535,000	$ 562,175
South Tahoe Redevelopment Agency, Special Tax, Series 2001-1, 3.38%, 10/01/2021	110,000	113,373
State of California, General Obligation Unlimited
Fixed until 12/01/2017, 4.00% (D), 12/01/2027	100,000	100,236
4.00%, 08/01/2034	560,000	599,603
Stockton Public Financing Authority, Revenue Bonds, Series A, NATL, 5.00%, 10/01/2031	15,000	15,045
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	1,310,000	1,433,297
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation
AGM,
4.00%, 09/01/2018	150,000	153,636
5.00%, 09/01/2022	50,000	58,124
Sutter Union High School District, General Obligation Unlimited BAM, Zero Coupon, 08/01/2027 - 08/01/2028	300,000	221,769
Turlock Irrigation District, Revenue Bonds, 5.00%, 01/01/2018	125,000	125,823
Vacaville Redevelopment Agency Successor Agency, Tax Allocation, Series A, AGM, 2.75%, 09/01/2031	140,000	135,132
Vacaville Unified School District, Certificate of Participation
AGM,
3.00%, 12/01/2022	55,000	58,742
4.00%, 12/01/2023 - 12/01/2025	565,000	641,449
Victor Valley Union High School District, Certificate of Participation
Series A, BAM,
2.00%, 11/15/2025	555,000	547,269
2.38%, 11/15/2027	130,000	128,679
Victor Valley Union High School District, General Obligation Unlimited
Series B, AGM,
2.50%, 08/01/2031	160,000	151,386
4.00%, 08/01/2032	620,000	673,332
Walnut Energy Center Authority, Revenue Bonds, 4.00%, 01/01/2018	100,000	100,504
Washington Township Health Care District, General Obligation Unlimited Series DT, 4.00%, 08/01/2032 - 08/01/2036	2,275,000	2,431,123

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Washington Unified School District, General Obligation Unlimited, AGM, 4.00%, 08/01/2024	$ 110,000	$ 125,234
West Hill Community College District, General Obligation Unlimited Series C, BAM, 5.00%, 08/01/2021 - 08/01/2026	680,000	813,341
Whittier Union High School District, General Obligation Unlimited Zero Coupon, 08/01/2026 - 08/01/2028	12,365,000	9,351,082

		109,383,913

Colorado - 1.8%
Beacon Point Metropolitan District, General Obligation Unlimited, AGM, 4.00%, 12/01/2021	70,000	75,601
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	418,144
Boulder Valley School District No. Re-2, General Obligation Unlimited, Series B, 3.00%, 12/01/2017	100,000	100,167
Centerra Metropolitan District No. 1, Tax Allocation, 2.70%, 12/01/2019 (E)	705,000	710,020
City of Arvada, Certificate of Participation 4.00%, 12/01/2030 - 12/01/2034	2,515,000	2,726,884
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
4.00%, 07/01/2019 - 08/01/2026	965,000	1,066,049
5.00%, 06/15/2029 - 08/01/2036	3,550,000	4,089,832
Series A,
3.00%, 12/01/2020	145,000	151,434
Series C,
2.00%, 12/15/2017 (B) (C)	255,000	255,130
Colorado Health Facilities Authority, Revenue Bonds
4.00%, 05/15/2029	1,950,000	2,132,091
5.00%, 06/01/2028 - 06/01/2030	2,750,000	3,188,110
Series A,
4.25%, 11/01/2024 (E)	2,995,000	3,009,855
Series B, AGM,
5.25%, 03/01/2036	20,000	20,877
Colorado Higher Education, Certificate of Participation, Series A, 5.00%, 11/01/2026	50,000	61,417
Colorado Housing & Finance Authority, Revenue Bonds
Series C, GMNA,
2.15%, 11/01/2024	200,000	200,018
2.75%, 05/01/2028	715,000	714,142
2.80%, 11/01/2028	1,325,000	1,325,146
County of Jefferson, Revenue Bonds, 2.50%, 11/01/2017	100,000	100,000

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Douglas County School District No. Re-1 Douglas & Elbert Counties, General Obligation Unlimited 4.00%, 12/15/2017	$ 175,000	$ 175,642
El Paso County School District No. 20 Academy, General Obligation Unlimited, 4.00%, 12/15/2017	220,000	220,805
El Paso County School District No.2, General Obligation Unlimited, 4.00%, 12/01/2017	150,000	150,366
Gateway Regional Metropolitan District, General Obligation Limited AGM, 3.00%, 12/01/2032 - 12/01/2036	295,000	287,774
Regional Transportation District, Certificate of Participation, Series A, 5.00%, 12/01/2018	110,000	110,360
SBC Metropolitan District, General Obligation Unlimited, AGM, 3.00%, 12/01/2017	205,000	205,287
Solaris Metropolitan District No. 3, General Obligation Limited, Series A, 3.75%, 12/01/2026 (E)	640,000	642,861
Southglenn Metropolitan District, General Obligation Limited, 3.00%, 12/01/2021 (E)	1,000,000	996,180
Southlands Metropolitan District No. 1, General Obligation Limited
AGC,
4.75%, 12/01/2027	500,000	501,525
5.25%, 12/01/2034	675,000	676,782
Thornton Development Authority, Tax Allocation
4.00%, 12/01/2019	300,000	315,684
5.00%, 12/01/2022	400,000	458,108
Vintage Reserve Metropolitan District, General Obligation Unlimited, BAM, 3.25%, 12/01/2037	315,000	308,609
Weld County School District No. RE-4, General Obligation Unlimited, AGM, 5.00%, 12/01/2018	100,000	100,331

		25,495,231

Connecticut - 2.1%
City of Bridgeport, General Obligation Unlimited, Series C, AGM, 5.00%, 08/15/2024	1,275,000	1,491,852
City of Hartford, General Obligation Unlimited
Series A, AGM,
5.00%, 04/01/2022 - 07/01/2025	465,000	521,780
Series A, BAM,
3.00%, 12/01/2028	285,000	264,620
4.00%, 12/01/2027	515,000	538,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
City of Hartford, General Obligation Unlimited (continued)
5.00%, 12/01/2021 - 12/01/2026	$ 13,795,000	$ 15,551,343
Series A, BAM-TCRS,
5.00%, 04/01/2025	1,485,000	1,606,250
Series B,
4.00%, 04/01/2019	100,000	103,942
Series C, AGM,
5.00%, 07/15/2023	1,400,000	1,567,510
Series C, BAM,
5.00%, 08/15/2021	350,000	383,667
City of New Britain, General Obligation Unlimited, Series A, BAM, 5.00%, 03/01/2025	240,000	286,332
City of New Haven, General Obligation Unlimited, Series B, BAM, 5.00%, 08/15/2025	385,000	445,037
Connecticut Housing Finance Authority, Revenue Bonds
Series A-1,
3.10%, 05/15/2028	2,015,000	2,079,984
Series A-4,
1.40%, 11/15/2019	950,000	951,634
Series B-1,
2.40%, 11/15/2026	90,000	90,313
Series B3,
2.40%, 05/15/2026	55,000	55,516
Connecticut State Health & Educational Facility Authority, Revenue Bonds
Fixed until 03/01/2019, 1.65% (D), 11/15/2029	1,735,000	1,744,352
Series B, AGC,
5.50%, 07/01/2032	250,000	250,483
State of Connecticut, General Obligation Unlimited
Series A,
5.00%, 04/15/2024 - 04/15/2027	240,000	243,620
Series B,
5.00%, 04/15/2024	165,000	167,549
Town of New Milford, General Obligation Unlimited, 5.00%, 07/15/2018	500,000	513,890
Town of Plymouth, General Obligation Unlimited, 4.00%, 07/15/2019	400,000	418,056
Town of South Windsor, General Obligation Unlimited, 2.00%, 02/15/2019	200,000	200,136
University of Connecticut, Revenue Bonds, Series A, 5.00%, 11/15/2023	25,000	26,832

		29,502,832

District of Columbia - 0.3%
District of Columbia, General Obligation Unlimited, Series E, 5.00%, 06/01/2018	100,000	102,303

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia (continued)
District of Columbia, Revenue Bonds
4.00%, 12/01/2017	$ 245,000	$ 245,561
Series A,
4.13%, 07/01/2027	1,000,000	1,028,800
5.00%, 07/01/2032	1,500,000	1,615,425
Series B,
3.88%, 07/01/2024	1,500,000	1,501,455
Fixed until 04/01/2018, 4.70% (D), 04/01/2031	100,000	101,511
Series C,
4.00%, 12/01/2021	25,000	27,569
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, 5.00%, 10/01/2023	25,000	29,091
Metropolitan Washington Airports Authority, Revenue Bonds
Series A,
5.00%, 10/01/2020	25,000	27,652
Series C,
5.00%, 10/01/2019	55,000	58,931

		4,738,298

Florida - 3.6%
Cape Coral Health Facilities Authority, Revenue Bonds
4.00%, 07/01/2020 (B)	360,000	364,525
4.25%, 07/01/2021 (B)	435,000	444,757
Capital Trust Agency, Inc., Revenue Bonds, Series A, 4.50%, 07/01/2034	2,220,000	2,306,802
Citizens Property Insurance Corp., Revenue Bonds, Series A-1, AGM, 4.00%, 06/01/2018	135,000	137,203
City of Cape Coral Water & Sewer Revenue, Special Assessment
AGM,
2.13%, 09/01/2022	305,000	310,273
2.25%, 09/01/2023	770,000	783,945
2.75%, 09/01/2025 - 09/01/2026	1,585,000	1,611,609
City of Clearwater Water & Sewer Revenue, Revenue Bonds, Series B, 5.00%, 12/01/2017	145,000	145,470
City of Fernandina Beach Utility System Revenue, Revenue Bonds, Series A, 5.00%, 09/01/2019	45,000	48,002
City of Fort Myers, Revenue Bonds 4.00%, 12/01/2030 - 12/01/2034	1,225,000	1,305,085
City of Jacksonville, Revenue Bonds
3.00%, 10/01/2026	475,000	497,524
4.00%, 10/01/2029	765,000	836,566
5.50%, 10/01/2028	100,000	104,008
City of North Port, Special Assessment, BAM, 5.00%, 07/01/2020	90,000	98,268

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Orlando, Revenue Bonds
Series A, AGM,
5.00%, 11/01/2027 - 11/01/2029	$ 4,105,000	$ 4,972,869
Series B, AGM,
5.00%, 11/01/2025 - 11/01/2038	9,225,000	10,759,488
City of Pompano Beach, Revenue Bonds, 4.00%, 09/01/2020	315,000	334,574
City of Riviera Beach, Revenue Bonds, BAM, 3.00%, 10/01/2022	125,000	133,299
City of Tampa, Revenue Bonds
5.00%, 07/01/2024	770,000	896,188
Series A,
5.00%, 11/15/2025	25,000	28,292
Collier County School Board, Certificate of Participation, 5.00%, 02/15/2018	250,000	252,830
Columbia County School Board, Certificate of Participation, Series A, BAM, 5.00%, 07/01/2026	340,000	406,793
County of Escambia, Revenue Bonds, Fixed until 12/01/2017, 1.40% (D), 04/01/2039	450,000	450,014
County of Miami-Dade Aviation Revenue, Revenue Bonds, 5.00%, 10/01/2029	750,000	889,755
County of Miami-Dade Transit System, Revenue Bonds, Series A, 5.00%, 07/01/2019	100,000	106,274
County of Miami-Dade Water & Sewer System Revenue, Revenue Bonds, Series B, AGM, 5.25%, 10/01/2018	175,000	181,568
County of Palm Beach, Revenue Bonds, Series C, XLCA, 5.00%, 11/01/2021	25,000	25,000
County of Polk, Revenue Bonds, 5.00%, 12/01/2017	45,000	45,141
Escambia County School Board, Revenue Bonds, 4.00%, 09/01/2019	120,000	125,908
Flagler County School District, Certificate of Participation, Series A, AGM, 5.00%, 08/01/2018	25,000	25,693
Florida Department of Environmental Protection, Revenue Bonds, Series A, 5.00%, 07/01/2022	55,000	63,558
Florida Department of Management Services, Certificate of Participation, Series A, 5.00%, 08/01/2019	35,000	36,343
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.00%, 04/01/2035	1,100,000	1,244,144

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Florida Housing Finance Corp., Revenue Bonds
Series 1, GNMA, FNMA, FHLMC,
3.75%, 07/01/2035	$ 2,865,000	$ 3,002,749
Series A, GNMA, FNMA, FHLMC,
2.25%, 07/01/2022	160,000	165,698
Florida Municipal Power Agency, Revenue Bonds, Series A, 5.00%, 10/01/2018	25,000	25,870
Greater Orlando Aviation Authority, Revenue Bonds, Series A, 3.60%, 10/01/2018	40,000	40,925
Indian River County School Board, Certificate of Participation, Series A, 5.00%, 07/01/2018	300,000	307,794
JEA Electric System Revenue, Revenue Bonds, Series D1, 5.00%, 10/01/2018	100,000	103,601
Kissimmee Utility Authority, Revenue Bonds, AGM, 5.25%, 10/01/2018	100,000	103,706
Miami-Dade County Industrial Development Authority, Revenue Bonds, 1.50% (D), 10/01/2018	500,000	500,630
Northern Palm Beach County Improvement District, Special Assessment AGM, 5.00%, 08/01/2021 - 08/01/2024	1,095,000	1,258,837
Orange County Health Facilities Authority, Revenue Bonds Series A, 5.00%, 10/01/2033 - 10/01/2034	8,190,000	9,384,728
Orange County Housing Finance Authority, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
1.55%, 03/01/2019	90,000	90,311
1.65%, 09/01/2019	90,000	90,676
3.15%, 09/01/2032	500,000	496,350
Peace River Manasota Regional Water Supply Authority, Revenue Bonds, 5.00%, 10/01/2019	100,000	107,266
South Broward Hospital District, Revenue Bonds, 5.00%, 05/01/2036	130,000	132,547
Tradition Community Development District No. 1, Special Assessment, AGM, 4.00%, 05/01/2023	525,000	576,817
Village Community Development District No. 12, Special Assessment, 3.25%, 05/01/2026	2,525,000	2,562,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Volusia County School Board, Certificate of Participation Series A, BAM, 5.00%, 08/01/2027 - 08/01/2028	$ 705,000	$ 834,772
Walton County District School Board, Certificate of Participation, AGM, 5.00%, 07/01/2026	445,000	527,151

		50,284,515

Georgia - 0.5%
Atlanta Development Authority, Revenue Bonds, 5.00%, 09/01/2018	1,000,000	1,031,890
City of Atlanta Department of Aviation, Revenue Bonds, Series C, 5.00%, 01/01/2020	40,000	43,219
City of East Point, Tax Allocation, 3.00%, 08/01/2022	1,000,000	1,034,940
Cobb County Kennestone Hospital Authority, Revenue Bonds, 5.00%, 04/01/2019	150,000	157,641
County of DeKalb, General Obligation Unlimited, 4.00%, 01/01/2018	100,000	100,487
Georgia Housing & Finance Authority, Revenue Bonds
Series A-1,
3.20%, 12/01/2036	790,000	781,405
3.25%, 12/01/2037	1,430,000	1,414,384
Series B,
3.40%, 12/01/2037	1,395,000	1,403,342
Gwinnett County School District, General Obligation Unlimited, 5.00%, 02/01/2026	200,000	201,986
State of Georgia, General Obligation Unlimited, Series G, 5.00%, 12/01/2022	100,000	100,331
Valdosta Housing Authority, Revenue Bonds, XCLA, 4.50%, 08/01/2029	200,000	200,546

		6,470,171

Guam - 0.0% (F)
Guam Government Waterworks Authority, Revenue Bonds, 4.50%, 07/01/2018	85,000	86,614
Guam Power Authority, Revenue Bonds, Series A, AGM, 5.00%, 10/01/2026	175,000	195,962
Territory of Guam, General Obligation Unlimited, Series A, 5.25%, 11/15/2037	115,000	115,178

		397,754

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Hawaii - 0.0% (F)
State of Hawaii, General Obligation Unlimited, Series DY, 4.00%, 02/01/2018	$ 100,000	$ 100,737

Idaho - 0.4%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024 (E)	4,500,000	4,463,505
Idaho Health Facilities Authority, Revenue Bonds, Series B, 5.40%, 12/01/2017	100,000	100,348
Idaho Housing & Finance Association, Revenue Bonds
Series A,
4.00%, 07/01/2026 (E)	385,000	404,558
5.00%, 06/01/2035 (E)	495,000	530,086
Series A-1, Class I,
2.75%, 07/01/2031	710,000	692,143

		6,190,640

Illinois - 15.1%
Adams County School District No. 172, General Obligation Unlimited
AGM,
3.00%, 02/01/2033	300,000	282,723
3.25%, 02/01/2036	495,000	469,408
4.00%, 02/01/2032 - 02/01/2035	3,250,000	3,397,822
5.00%, 02/01/2029	1,495,000	1,726,127
Boone & Winnebago Counties Community Unit School District No. 200, General Obligation Unlimited, AGM, Zero Coupon, 01/01/2023	2,955,000	2,578,090
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,375,000	1,559,979
Central Lake County Joint Action Water Agency, Revenue Bonds, 4.00%, 05/01/2019	60,000	62,312
Champaign & Piatt Counties Community Unit School District No. 3, General Obligation Unlimited Series A, AGM, 5.00%, 10/01/2022 - 10/01/2024	5,000,000	5,822,421
Chicago Board of Education, General Obligation Unlimited
Series A, AGM-CR, AMBAC,
5.50%, 12/01/2021	410,000	451,197
Series A, AGM-CR, NATL,
5.25%, 12/01/2021	100,000	109,089
Series B,
5.00%, 12/01/2024	125,000	125,329
Series B, AGM,
5.00%, 12/01/2035	350,000	350,920
Series D, AGM,
5.00%, 12/01/2022	50,000	50,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Chicago O’Hare International Airport, Revenue Bonds
Series A, AGM,
5.00%, 01/01/2025 - 01/01/2026	$ 1,040,000	$ 1,046,781
Series B,
5.00%, 01/01/2018 - 01/01/2021	260,000	277,094
Series B, NATL,
5.25%, 01/01/2018	125,000	125,821
Chicago Park District, General Obligation Limited
Series B,
4.00%, 01/01/2019	25,000	25,630
5.00%, 01/01/2022	105,000	117,879
City of Berwyn, General Obligation Unlimited, Series A, AGM, 4.00%, 12/01/2018	200,000	205,360
City of Burbank, General Obligation Unlimited, BAM-TCRS, 3.70%, 12/01/2018	300,000	307,275
City of Calumet City, General Obligation Unlimited, Series A, BAM, 4.00%, 03/01/2022	1,345,000	1,448,484
City of Chicago, General Obligation Unlimited
Series A,
4.00%, 01/01/2019	50,000	50,842
Series A, AGM,
4.75%, 01/01/2030 - 01/01/2038	260,000	260,970
5.00%, 01/01/2023 - 01/01/2026	470,000	477,424
Series C,
5.00%, 01/01/2026 - 01/01/2027	3,000,000	3,305,090
City of Chicago, Revenue Bonds AGM, 5.00%, 01/01/2019 - 01/01/2026	425,000	432,464
City of Chicago Wastewater Transmission Revenue, Revenue Bonds
AGM-CR,
3.00%, 01/01/2021	750,000	777,547
5.00%, 01/01/2022 - 01/01/2024	700,000	785,652
BAM-TCRS,
3.00%, 01/01/2021	475,000	492,447
City of Chicago Waterworks Revenue, Revenue Bonds
3.00%, 11/01/2019	125,000	128,501
4.00%, 11/01/2023	500,000	541,875
5.00%, 11/01/2021 - 11/01/2028	3,485,000	3,898,894
AGM-CR,
5.00%, 11/01/2027	140,000	156,068
Series A-1,
5.00%, 11/01/2024	5,000,000	5,843,300
City of Country Club Hills, General Obligation Unlimited
BAM,
4.00%, 12/01/2028 - 12/01/2032	3,830,000	3,960,055
4.50%, 12/01/2030 - 12/01/2031	1,345,000	1,455,232

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of DeKalb, General Obligation Unlimited, Series A, 2.25%, 01/01/2029	$ 250,000	$ 217,538
City of Des Plaines, General Obligation Unlimited, Series B, 2.00%, 12/01/2017	745,000	745,559
City of East Peoria, General Obligation Unlimited
Series A, AGM,
4.20%, 01/01/2028	200,000	210,338
4.50%, 01/01/2033	170,000	178,213
City of Evanston, General Obligation Unlimited, Series C, 4.00%, 12/01/2018	50,000	50,831
City of Flora, General Obligation Unlimited BAM, 3.50%, 11/01/2022 - 11/01/2024	585,000	618,316
City of Joliet Waterworks & Sewerage Revenue, Revenue Bonds, 4.00%, 01/01/2018	500,000	502,135
City of Kankakee, General Obligation Unlimited Series A, AGM, 4.00%, 01/01/2026 - 01/01/2027	800,000	857,935
City of Loves Park, General Obligation Unlimited, AMBAC, 4.05%, 12/15/2018	40,000	40,146
City of Monmouth, General Obligation Unlimited, Series B, BAM, 3.00%, 12/01/2023	130,000	137,483
City of North Chicago, General Obligation Unlimited
Series A, AGM,
4.00%, 11/01/2020	160,000	170,902
Series B, AGM,
3.00%, 11/01/2017	100,000	100,000
4.00%, 11/01/2023	40,000	44,381
City of Princeton, General Obligation Unlimited, Series E, 2.50%, 12/01/2019	40,000	40,833
City of Rochelle Electric System Revenue, Revenue Bonds
AGM,
3.00%, 05/01/2019	310,000	316,535
4.00%, 05/01/2021	225,000	242,102
City of Springfield, General Obligation Unlimited, 5.00%, 12/01/2017	140,000	140,414
City of Sterling, General Obligation Unlimited
3.00%, 11/01/2018	25,000	25,412
AGM,
3.00%, 12/01/2024 - 12/01/2026	675,000	689,957

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Clinton Bond Fayette Etc. Counties Community College District No. 501, General Obligation Unlimited BAM-TCRS, 4.00%, 12/01/2026 - 12/01/2027	$ 3,955,000	$ 4,160,074
Coles Cumberland Moultrie Etc. Counties Community Unit School District No. 2, Revenue Bonds, 3.35%, 12/01/2017	130,000	130,203
Cook & Will Counties Community College District No. 515, General Obligation Limited
2.00%, 12/01/2017	10,000	10,006
5.00%, 12/01/2024	70,000	80,457
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	775,000	876,889
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	930,000	954,403
Cook County Community College District No. 508, General Obligation Unlimited
5.00%, 12/01/2018 - 12/01/2024	2,320,000	2,506,563
BAM-TCRS,
5.25%, 12/01/2027	2,110,000	2,389,575
Cook County Community College District No. 524, General Obligation Unlimited
3.00%, 12/01/2026	2,740,000	2,797,951
Series B, NATL,
5.00%, 12/01/2019	50,000	50,151
Cook County Community High School District No. 229, General Obligation Limited, 4.00%, 12/01/2023	1,505,000	1,677,428
Cook County High School District No. 201, General Obligation Limited
Series B, AMBAC,
Zero Coupon, 12/01/2019	100,000	94,865
Series C, AGM,
Zero Coupon, 12/01/2024	100,000	81,900
Cook County High School District No. 205, General Obligation Limited, AGC, 5.50%, 12/01/2019	100,000	104,646
Cook County High School District No. 220, General Obligation Limited
AGM-CR,
5.00%, 12/01/2025	700,000	814,863
BAM-TCRS,
5.00%, 12/01/2026	1,545,000	1,791,829
Cook County School District No. 100, General Obligation Unlimited, BAM, 4.00%, 12/01/2021	430,000	467,582
Cook County School District No. 102, Revenue Bonds, 2.63%, 01/15/2018	100,000	100,233

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County School District No. 109, General Obligation Limited, 4.00%, 12/01/2018	$ 180,000	$ 185,000
Cook County School District No. 123, General Obligation Limited, Series B, AGM, 4.00%, 12/01/2017	215,000	215,464
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	980,000	1,036,301
Cook County School District No. 157, General Obligation Unlimited Series A, AGM, Zero Coupon, 11/01/2021 - 11/01/2025	1,450,000	1,206,041
Cook County School District No. 158, General Obligation Limited, AGM, 3.00%, 12/01/2021	325,000	338,318
Cook County School District No. 162, General Obligation Limited, AGM, 4.00%, 12/01/2027	250,000	255,892
Cook County School District No. 163, General Obligation Limited, Series A, AGM, 5.00%, 12/15/2028	70,000	76,378
Cook County School District No. 31, General Obligation Limited, Series A, 3.00%, 12/01/2021	100,000	104,700
Cook County School District No. 81, General Obligation Unlimited, AGM, 4.00%, 12/01/2019	500,000	514,000
Cook County School District No. 84.5, General Obligation Limited, Series A, AGM, 4.50%, 12/01/2025	410,000	411,004
Cook County School District No. 87, General Obligation Limited, AGM, 4.00%, 12/01/2018	175,000	175,375
Cook County School District No. 99, General Obligation Unlimited, Series A, AGC, 5.00%, 12/01/2018	100,000	103,572
County of Cook, General Obligation Unlimited
Series B, NATL,
5.00%, 11/15/2017	135,000	135,186
Series C,
4.25%, 11/15/2019	65,000	68,129
5.00%, 11/15/2020	100,000	106,121
Series C, AGM-CR,
5.00%, 11/15/2024	1,500,000	1,690,050
Series D,
5.00%, 11/15/2019	25,000	26,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
County of Cook, Revenue Bonds, 4.00%, 11/15/2019	$ 300,000	$ 316,038
County of Winnebago, General Obligation Unlimited, Series C, 3.00%, 12/30/2018	50,000	50,935
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 02/01/2030	2,285,000	2,383,758
DuPage & Will Counties Community School District No. 204, General Obligation Unlimited, Series A, 2.50%, 12/30/2019	30,000	30,668
DuPage County Community High School District No. 99, General Obligation Unlimited, 5.00%, 12/01/2018	100,000	103,846
Governors State University, Certificate of Participation, AGC, 4.50%, 01/01/2019	185,000	190,291
Grundy County School District No. 54, General Obligation Unlimited, AGM-CR, 6.00%, 12/01/2024	2,300,000	2,642,171
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited
Series A, AGM,
5.00%, 08/15/2028	150,000	171,470
Series B, AGM,
5.00%, 02/15/2023	165,000	187,843
Illinois Development Finance Authority, Revenue Bonds, AGM, Zero Coupon, 01/01/2021	85,000	78,856
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032	630,000	645,139
5.00%, 08/01/2025 - 08/01/2031	3,975,000	4,537,142
AGM,
4.00%, 12/01/2023	140,000	155,530
5.00%, 12/01/2036	1,900,000	2,141,775
Series A,
5.00%, 07/01/2020 - 11/15/2037	2,570,000	2,679,157
Series A-1,
Fixed until 01/15/2020, 5.00% (D), 11/01/2030	110,000	118,730
Series A-2,
Fixed until 02/12/2020, 5.00% (D), 11/01/2030	150,000	162,279
Series B,
5.00%, 11/01/2019	40,000	42,766
5.50%, 11/01/2020	80,000	86,720
Series C,
5.00%, 05/15/2020 - 08/15/2021	170,000	186,172
Series L,
4.00%, 12/01/2018	95,000	97,774

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Health Facilities Authority, Revenue Bonds, Series A, AGM, 5.00%, 05/15/2019	$ 60,000	$ 61,283
Illinois Housing Development Authority, Revenue Bonds
FNMA,
2.63%, 09/01/2032	1,544,554	1,513,787
Series A,
1.10%, 06/01/2018	55,000	54,941
Series A-1,
3.00%, 02/01/2022	440,000	462,189
Illinois State Toll Highway Authority, Revenue Bonds
Series B,
5.00%, 12/01/2017	2,600,000	2,608,164
Series D,
5.00%, 01/01/2024	45,000	53,221
Iroquois & Kankakee Counties Community Unit School District No. 4, General Obligation Unlimited, Series A, AMBAC, BAM-TCRS, Zero Coupon, 11/01/2022	1,400,000	1,238,986
Iroquois County Community Unit School District No. 124, General Obligation Unlimited, AGM, 3.00%, 12/01/2017	140,000	140,190
Joliet Regional Port District, General Obligation Unlimited Series A, AGM, 4.00%, 12/30/2024 - 06/30/2026	520,000	564,775
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	260,000	296,111
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	151,284
Kane County School District No. 129, General Obligation Unlimited
Series C, BAM-TCRS,
4.00%, 02/01/2022	1,240,000	1,354,229
5.00%, 02/01/2024 - 02/01/2025	5,200,000	6,136,931
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited, Series A, 5.00%, 12/15/2022	100,000	113,074
Kendall Kane & Will Counties Community Unit School District No. 308, General Obligation Unlimited, 5.50%, 02/01/2023	300,000	352,701
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited, Series B, 3.50%, 01/01/2027	245,000	255,172

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited 5.00%, 01/01/2021 - 01/01/2022	$ 105,000	$ 117,355
Lake County Community Unit School District No. 116, General Obligation Limited, Series B, 3.00%, 01/15/2023	305,000	321,540
Lake County School District No. 38, General Obligation Unlimited, BAM-TCRS, 3.00%, 02/01/2022	2,500,000	2,542,025
Lake County Special Education District No. 825, Revenue Bonds Series B, 4.00%, 10/01/2018 - 10/01/2019	285,000	295,321
Lincolnshire-Prairie View School District No. 103, Revenue Bonds, Series B, 3.00%, 12/01/2018	70,000	71,204
Macon & De Witt Counties Community Unit School District No. 2, General Obligation Unlimited
Series C, BAM,
3.25%, 12/01/2023	1,195,000	1,243,875
3.50%, 12/01/2024	1,270,000	1,342,619
4.00%, 12/01/2025	1,360,000	1,491,702
Macoupin County Community Unit School District No. 7, General Obligation Unlimited, AGC, 5.45%, 12/01/2034	515,000	569,992
Madison Bond Etc Counties Community Unit School District No. 5, General Obligation Unlimited Series A, AGM, 4.00%, 02/01/2025 - 02/01/2026	1,110,000	1,215,535
Madison-Macoupin Etc Counties Community College District No. 536, General Obligation Limited, AGM, 4.25%, 11/01/2017	50,000	50,000
Madison-Macoupin Etc Counties Community College District No. 536, General Obligation Unlimited
5.00%, 11/01/2018 - 11/01/2021	800,000	874,259
Series A, AGM,
5.00%, 11/01/2031 - 11/01/2033	3,450,000	3,945,753
Series A, BAM-TCRS,
5.00%, 11/01/2022 - 11/01/2026	5,275,000	6,006,169
McHenry & Kane Counties Community Consolidated School District No. 158, General Obligation Unlimited, AGM-CR, FGIC, Zero Coupon, 01/01/2024	660,000	564,907
McHenry County Community Unit School District No. 12, General Obligation Unlimited, Series A, AGM, 5.00%, 01/01/2023	70,000	79,188

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
McHenry County Community Unit School District No. 200, General Obligation Unlimited, 5.00%, 01/15/2019	$ 65,000	$ 67,772
McHenry County Conservation District, General Obligation Unlimited, 5.00%, 02/01/2026	110,000	130,445
McLean & Woodford Counties Community Unit School District No. 5, General Obligation Unlimited, AGC, 4.00%, 12/01/2018	70,000	71,945
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,312,479
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series A, NATL,
Zero Coupon, 06/15/2026	20,000	14,893
Series B, NATL,
5.70% (G), 06/15/2023	300,000	350,115
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Limited Series B, 5.00%, 12/01/2017 - 12/01/2019	85,000	89,568
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Series B, 2.00%, 12/01/2017	755,000	755,551
Montgomery Christian & Fayette Counties Community Unit School District No. 22, General Obligation Unlimited
Series A, AGM,
4.00%, 12/01/2032	270,000	296,765
Series B, AGM,
3.30%, 12/01/2035	255,000	259,531
Series C, AGM,
3.00%, 12/01/2031	140,000	141,807
Morgan Greene & Macoupin Counties Community Unit School District No. 1, General Obligation Unlimited, Series A, BAM, 6.00%, 06/15/2037	500,000	612,905
Northeastern Illinois University, Certificate of Participation
AGM,
3.00%, 07/01/2019 - 07/01/2023	3,165,000	3,218,485
4.00%, 07/01/2025	565,000	606,115
Northeastern Illinois University, Revenue Bonds
Series 1, BAM,
3.00%, 07/01/2020	625,000	646,062
4.00%, 07/01/2021 - 07/01/2022	1,315,000	1,422,729
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	105,000	117,741

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Northlake Public Library District, General Obligation Unlimited, AGM, 3.00%, 12/01/2021	$ 610,000	$ 646,332
Ogle & Stephenson Counties Community Unit School District No. 221, General Obligation Unlimited, BAM, 5.00%, 02/01/2024	500,000	567,675
Peoria Metropolitan Airport Authority, Revenue Bonds, 5.60%, 12/01/2022	35,000	36,667
Peoria Public Building Commission, Revenue Bonds, BAM, 5.00%, 12/01/2022	1,075,000	1,219,480
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited Series C, MAC, 4.00%, 12/01/2026 - 12/01/2029	675,000	737,884
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, 06/01/2018 - 06/01/2019	240,000	252,815
5.25%, 06/01/2020 - 06/01/2021	185,000	204,489
5.38%, 06/01/2021	85,000	96,185
6.00%, 06/01/2028	75,000	84,512
Regional Transportation Authority, Revenue Bonds, Series A, NATL, 5.50%, 07/01/2025	65,000	79,844
Rock Island Country Public Building Commission, Revenue Bonds
AGM,
3.00%, 12/01/2020 - 12/01/2021	375,000	387,721
4.00%, 12/01/2023	285,000	312,004
5.00%, 12/01/2024 - 12/01/2031	1,950,000	2,262,865
Rock Island County School District No. 41, General Obligation Unlimited, AGM, 4.55%, 12/01/2026	320,000	320,906
Saline County Community Unit School District No. 3, General Obligation Unlimited
Series C, AGM,
2.00%, 12/01/2020 - 12/01/2021	665,000	665,968
4.00%, 12/01/2031	455,000	478,301
Sangamon County Community Unit School District No. 5, General Obligation Unlimited
4.00%, 01/01/2018	200,000	200,858
Series B,
5.00%, 01/01/2023	150,000	172,845
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	375,000	401,014
Southern Illinois University, Revenue Bonds
Series A, AGM,
5.50%, 04/01/2023	370,000	431,220

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Southern Illinois University, Revenue Bonds (continued)
Series B, BAM-TCRS,
5.00%, 04/01/2021	$ 435,000	$ 479,161
Southwestern Illinois Development Authority, Revenue Bonds, AGC, 3.80%, 02/01/2019	130,000	133,597
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited
AMBAC, BAM-TCRS,
Zero Coupon, 12/01/2020 - 12/01/2023	2,145,000	1,916,520
Series B, BAM,
2.75%, 12/01/2027	165,000	162,990
St. Clair County High School District No. 201 Belleville, General Obligation Unlimited, Series B, BAM, 5.00%, 02/01/2025	4,040,000	4,659,251
St. Clair County School District No. 119 Belle Valley, General Obligation Unlimited, AGM, 5.00%, 04/01/2031	440,000	508,539
St. Clair County Township High School District No. 203, General Obligation Unlimited, Series A, AMBAC, 5.00%, 12/01/2017	10,000	10,030
State of Illinois, General Obligation Unlimited
4.50%, 04/01/2018	100,000	100,208
5.00%, 08/01/2018 - 02/01/2022	235,000	245,833
Series B,
5.25%, 01/01/2018 - 01/01/2019	705,000	721,884
Tazewell County School District No. 51, General Obligation Unlimited NATL, 9.00%, 12/01/2021 - 12/01/2022	1,665,000	2,154,244
Town of Cicero, General Obligation Unlimited, Series B, AGM, 4.20%, 12/01/2027	490,000	506,145
Township of Campton, General Obligation Unlimited, 2.00%, 12/15/2018	50,000	50,053
University of Illinois, Revenue Bonds
Series A, AMBAC,
5.50%, 04/01/2022	200,000	228,338
Series A, BAM-TCRS,
4.00%, 04/01/2031	1,495,000	1,582,457
Village of Bedford Park, General Obligation Unlimited, Series A, AGM, 4.00%, 12/15/2018	100,000	103,103
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	95,000	103,549
Village of Bellwood, General Obligation Unlimited
AGM,
5.00%, 12/01/2019 - 12/01/2027	385,000	433,713

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Bellwood, General Obligation Unlimited (continued)
Series B, AGM,
3.00%, 12/01/2029	$ 380,000	$ 370,565
Village of Broadview, General Obligation Unlimited Series A, BAM, 3.00%, 12/01/2018 - 12/01/2022	635,000	657,430
Village of Crestwood, General Obligation Unlimited
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,445,000	2,673,880
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	6,920,000	7,690,794
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	310,725
Village of Elmwood Park, General Obligation Unlimited, 2.00%, 12/01/2018	125,000	125,614
Village of Franklin Park, Revenue Bonds, BAM, 5.00%, 04/01/2026	230,000	263,161
Village of Glenview, General Obligation Unlimited, Series A, 3.00%, 12/01/2019	25,000	25,906
Village of Lansing, General Obligation Unlimited, AGM, 5.00%, 03/01/2023	815,000	916,068
Village of Lyons, General Obligation Unlimited
Series B, BAM,
5.00%, 12/01/2032	125,000	135,654
Series C, BAM,
3.00%, 12/01/2019 - 12/01/2024	815,000	837,687
4.00%, 12/01/2022 - 12/01/2023	550,000	597,894
Village of Machesney Park, Revenue Bonds, Series B, AGM, 4.38%, 12/01/2019	150,000	152,931
Village of Melrose Park, General Obligation Unlimited, AGM, 3.00%, 12/15/2020	350,000	360,528
Village of Midlothian, General Obligation Unlimited, 4.60%, 01/01/2018	240,000	240,144
Village of Mount Prospect, General Obligation Unlimited, 3.00%, 12/01/2021	100,000	104,499
Village of Oak Park, General Obligation Unlimited, Series A, 3.00%, 11/01/2029	795,000	775,387
Village of Pingree Grove Special Service Area No. 2, Special Tax
AGM,
2.00%, 03/01/2020	260,000	259,997

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Pingree Grove Special Service Area No. 2, Special Tax (continued)
3.00%, 03/01/2018 - 03/01/2019	$ 635,000	$ 644,023
Village of Richton Park, General Obligation Unlimited, BAM, 4.00%, 12/01/2035	570,000	578,670
Village of South Holland, General Obligation Unlimited, Series B, 4.00%, 12/15/2022	105,000	115,008
Warren County Community Unit School District No. 238, General Obligation Unlimited, AGM, 4.00%, 12/01/2021	75,000	81,555
Wauconda Special Service Area No.1, Special Tax
Series A, BAM,
2.63%, 03/01/2022	190,000	192,293
3.00%, 03/01/2019	115,000	117,446
5.00%, 03/01/2033	305,000	339,974
Western Illinois Economic Development Authority, Revenue Bonds 4.00%, 06/01/2018 - 06/01/2033	6,570,000	6,634,209
Western Illinois University, Certificate of Participation
AGM,
3.00%, 10/01/2022	3,010,000	3,099,427
5.00%, 10/01/2024	3,330,000	3,812,917
Western Illinois University, Revenue Bonds BAM, 5.00%, 04/01/2020 - 04/01/2024	2,755,000	3,071,353
Will County Community High School District No. 210, General Obligation Unlimited
AGM,
5.00%, 01/01/2020	370,000	388,633
Series A, AGM-CR,
5.00%, 01/01/2027	3,475,000	3,799,843
Will County Community Unit School District No. 201-U, General Obligation Limited, Series C, AGM, 5.00%, 01/01/2027	1,075,000	1,274,928
Will County Community Unit School District No. 201-U, General Obligation Unlimited
AGM,
Zero Coupon, 11/01/2024	750,000	601,845
Series B, AGM,
5.00%, 01/01/2026	515,000	617,099
Will County School District No. 86, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 03/01/2024	8,195,000	9,612,571

		212,525,297

Indiana - 2.0%
Aurora School Building Corp., Revenue Bonds, 5.00%, 07/15/2020	115,000	125,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Boone County Hospital Association, Revenue Bonds, 3.63%, 07/15/2018	$ 300,000	$ 305,391
City of Evansville, Revenue Bonds Series A, AGM, 5.00%, 02/01/2022 - 02/01/2025	375,000	434,807
City of Lafayette Sewage Works Revenue, Revenue Bonds, 4.00%, 07/01/2018	200,000	203,702
City of Lebanon Electric Utility Revenue, Revenue Bonds, BAM, 3.00%, 01/01/2019	100,000	102,179
City of Rockport, Revenue Bonds, Series D, Fixed until 06/01/2021, 2.05% (D), 04/01/2025	3,000,000	3,019,620
Clark Pleasant Middle School, Revenue Bonds, 4.00%, 01/15/2018	100,000	100,592
East Chicago Sanitary District, Revenue Bonds, 4.00%, 07/15/2029	135,000	145,598
East Porter County School Building Corp., Revenue Bonds, 4.00%, 01/15/2018	225,000	226,379
Evansville Redevelopment Authority, Revenue Bonds, BAM, 5.00%, 02/01/2027	3,500,000	4,164,195
Frankfort High School Elementary School Building Corp., Revenue Bonds, 5.00%, 01/15/2026	270,000	325,099
Greater Clark County School Building Corp., Revenue Bonds, Series A, 4.00%, 07/15/2024	135,000	151,226
Hobart Building Corp., Revenue Bonds, 4.00%, 07/15/2018	175,000	178,467
Indiana Finance Authority, Revenue Bonds
3.50%, 10/01/2025	1,010,000	1,042,138
4.00%, 02/01/2021	405,000	428,498
4.25%, 10/01/2034	260,000	266,830
5.00%, 02/01/2022 - 10/01/2036	3,255,000	3,714,682
5.50%, 11/01/2017	100,000	100,000
Series A,
5.00%, 12/01/2017 - 09/15/2028	3,655,000	3,991,375
5.25%, 02/01/2018	150,000	151,583
Indiana Health & Educational Facilities Financing Authority, Revenue Bonds, AGM, 5.25%, 05/15/2041	135,000	137,811
Indiana Health Facility Financing Authority, Revenue Bonds
Fixed until 05/01/2020, 1.25% (D), 11/01/2027	3,715,000	3,692,561
5.00%, 11/15/2034	1,875,000	2,164,556
Indiana Housing & Community Development Authority, Revenue Bonds, Series A-1, GNMA, FNMA, FHLMC, 2.85%, 07/01/2031	265,000	266,142

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Ivy Tech Community College of Indiana, Revenue Bonds, Series T, 5.00%, 07/01/2018	$ 100,000	$ 102,619
Jeffersonville Redevelopment Authority, Revenue Bonds, AGM, 3.00%, 08/01/2026	860,000	912,340
Jennings County School Building Corp., Revenue Bonds, 3.00%, 01/15/2020 (C) (E)	345,000	356,909
Kokomo-Center School Building Corp., Revenue Bonds, Series A, 4.00%, 07/15/2018	475,000	484,410
Lake County Public Library District, General Obligation Unlimited, 4.00%, 08/01/2019	40,000	41,937
New Albany-Floyd County School Building Corp., Revenue Bonds, AGM, 5.25%, 07/15/2018	45,000	45,386
Warsaw Multi-School Building Corp., Revenue Bonds, Series B, 6.00%, 07/15/2020	100,000	101,008

		27,484,012

Iowa - 0.1%
City of Ames, General Obligation Unlimited, 2.25%, 06/01/2028	370,000	365,864
City of Ankeny, General Obligation Unlimited, Series B, 2.00%, 06/01/2018	125,000	125,700
Iowa Lakes Community College, General Obligation Unlimited, BAM, 2.00%, 06/01/2018	130,000	130,621
Iowa State Board of Regents, Revenue Bonds, 4.00%, 09/01/2022	50,000	55,629
West Des Moines Community School District, General Obligation Unlimited, 5.00%, 05/01/2018	100,000	101,939

		779,753

Kansas - 1.2%
City of Dodge City, Revenue Bonds, 3.00%, 07/15/2021	230,000	241,613
City of Wichita, Revenue Bonds, 4.00%, 11/15/2018	200,000	205,896
Douglas County Unified School District No. 491, General Obligation Unlimited
AGM,
2.38%, 09/01/2029	200,000	191,096
2.50%, 09/01/2030	450,000	430,821
3.00%, 09/01/2033	1,500,000	1,479,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
Fort Scott Community College, Certificate of Participation
Series A,
3.13%, 06/01/2037	$ 235,000	$ 223,866
3.38%, 06/01/2033	110,000	110,180
Johnson & Miami Counties Unified School District No. 230, General Obligation Unlimited, 5.00%, 09/01/2027	4,240,000	5,127,432
Johnson County Park & Recreation District, Certificate of Participation, Series A, 5.00%, 09/01/2018	100,000	103,197
Johnson County Unified School District No. 231, General Obligation Unlimited Series A, 5.00%, 10/01/2029 - 10/01/2030	1,790,000	2,116,092
Kansas Development Finance Authority, Revenue Bonds
5.00%, 01/01/2020	90,000	97,230
Series C, BAM,
4.00%, 05/01/2022	90,000	98,803
Series D,
5.00%, 11/15/2017	350,000	350,490
Series G2,
5.00%, 05/01/2018	100,000	101,954
Series K, NATL,
5.25%, 11/01/2025	30,000	30,000
Marais Des Cygnes Public Utility Authority, Revenue Bonds
AGM,
3.00%, 12/01/2026 - 12/01/2027	1,140,000	1,180,745
3.13%, 12/01/2033	180,000	180,633
Montgomery County Unified School District No. 446, General Obligation Unlimited BAM, 5.00%, 09/01/2027 - 09/01/2030	3,760,000	4,502,945
Sedgwick County Unified School District No. 262, General Obligation Unlimited, 5.00%, 09/01/2034	600,000	692,004

		17,464,447

Kentucky - 3.2%
Bullitt County School District Finance Corp., Revenue Bonds
3.10%, 09/01/2026	65,000	68,606
3.25%, 09/01/2028	545,000	570,855
County of Carroll, Revenue Bonds, Series A, Fixed until 09/01/2019, 1.05% (D), 09/01/2042 (E)	2,750,000	2,722,802
Eastern Kentucky University, Revenue Bonds, Series A, 4.00%, 04/01/2025	475,000	535,962
Fayette County School District Finance Corp., Revenue Bonds, Series B, 4.00%, 05/01/2024	265,000	296,114

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Fleming County Public Properties Corp., Revenue Bonds, 3.10%, 11/01/2017	$ 50,000	$ 50,000
Floyd County School District Finance Corp., Revenue Bonds, 3.00%, 08/01/2024	110,000	116,409
Jefferson County School District Finance Corp., Revenue Bonds, Series C, 5.00%, 11/01/2017	100,000	100,000
Kentucky Asset Liability Commission, Revenue Bonds
NATL,
5.25%, 09/01/2019	150,000	160,766
Series A,
3.25%, 09/01/2024	100,000	108,075
Kentucky Municipal Power Agency, Revenue Bonds, Series A, NATL, 5.00%, 09/01/2023	115,000	133,483
Kentucky State Property & Building Commission, Revenue Bonds
BAM-TCRS,
5.00%, 04/01/2029	3,450,000	4,121,473
Series A,
5.00%, 10/01/2018	315,000	325,669
Kentucky Turnpike Authority, Revenue Bonds, Series A, 5.00%, 07/01/2021	25,000	28,127
Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, 3.50%, 11/15/2017	50,000	50,046
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds AGM-CR, 4.00%, 06/01/2024 - 06/01/2029	18,520,000	20,483,866
Morehead State University, Revenue Bonds
Series A,
3.00%, 04/01/2027	655,000	682,896
4.00%, 04/01/2030 - 04/01/2032	1,115,000	1,198,447
Nicholas County School District Finance Corp., Revenue Bonds
2.00%, 02/01/2023	305,000	306,970
2.38%, 02/01/2025	340,000	345,103
2.50%, 02/01/2027	555,000	557,875
3.00%, 02/01/2028 - 02/01/2032	1,340,000	1,370,219
Northern Kentucky University, Revenue Bonds, Series A, 4.00%, 09/01/2025	1,150,000	1,312,334
Paducah Electric Plant Board, Revenue Bonds Series A, AGM, 5.00%, 10/01/2029 - 10/01/2032	3,280,000	3,781,769
Warren County Justice Center Expansion Corp., Revenue Bonds, 5.00%, 09/01/2024	820,000	964,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Warren County School District Finance Corp., Revenue Bonds, 4.00%, 04/01/2026	$ 3,690,000	$ 4,179,405

		44,572,124

Louisiana - 2.0%
City of New Orleans, General Obligation Unlimited, Series A, AGC, 5.25%, 12/01/2036	125,000	125,434
City of Shreveport, Revenue Bonds BAM, 5.00%, 03/01/2019 - 03/01/2027	3,005,000	3,514,805
Fremaux Economic Development District, Revenue Bonds, 5.00%, 11/01/2034	275,000	277,835
Jefferson Parish Hospital Service District No. 1, Revenue Bonds, Series A, AGM, 5.38%, 01/01/2031	140,000	157,532
Lafourche Parish Law Enforcement District, Revenue Bonds, AGM, 4.00%, 09/01/2032	190,000	206,483
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds AGM, 5.00%, 10/01/2025 - 09/15/2029	16,920,000	20,155,578
Louisiana Public Facilities Authority, Revenue Bonds
5.00%, 07/01/2022 - 07/01/2027	3,260,000	3,760,571
AGM,
5.00%, 06/01/2020 - 06/01/2021	340,000	369,054
Louisiana State Citizens Property Insurance Corp., Revenue Bonds, Series C-2, AGC, 6.75%, 06/01/2026	230,000	237,565

		28,804,857

Maine - 0.9%
City of Portland General Airport Revenue, Revenue Bonds, 5.00%, 01/01/2028	790,000	900,861
Maine Governmental Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2028	350,000	419,832
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 07/01/2018	115,000	117,801
Maine Municipal Bond Bank, Revenue Bonds
Series C,
4.00%, 11/01/2017	100,000	100,000
5.00%, 11/01/2020	30,000	30,000
Maine State Housing Authority, Revenue Bonds
Series B,
2.75%, 11/15/2028	410,000	407,249

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maine (continued)
Maine State Housing Authority, Revenue Bonds (continued)
2.90%, 11/15/2029	$ 980,000	$ 975,737
3.00%, 11/15/2030	1,010,000	1,003,122
3.25%, 11/15/2032	500,000	501,165
Series C,
2.15%, 11/15/2026	265,000	262,448
2.35%, 11/15/2027	295,000	292,717
2.50%, 11/15/2028	550,000	541,051
2.75%, 11/15/2031	2,220,000	2,162,990
Series D-1,
1.90%, 11/15/2023	265,000	267,086
2.10%, 11/15/2024	485,000	481,426
2.30%, 11/15/2025	720,000	715,421
2.50%, 11/15/2026	715,000	711,418
2.65%, 11/15/2027	875,000	869,085
2.80%, 11/15/2028	870,000	866,624
2.95%, 11/15/2029	400,000	398,508
Maine Turnpike Authority, Revenue Bonds, Series B, 5.00%, 07/01/2019	100,000	106,240

		12,130,781

Maryland - 0.5%
City of Baltimore, Tax Allocation
4.00%, 06/15/2018	110,000	111,723
5.00%, 06/15/2019	200,000	210,792
City of Rockville, Revenue Bonds
Series A-2,
2.25%, 11/01/2022 (A)	250,000	248,127
4.00%, 11/01/2020 (A)	150,000	158,730
5.00%, 11/01/2023 (A)	345,000	390,091
Series A1,
5.00%, 11/01/2021 - 11/01/2023 (A)	650,000	729,430
Series C,
3.00%, 11/01/2025 (A)	1,500,000	1,502,145
Series C-3,
2.50%, 11/01/2024 (A)	2,000,000	2,002,880
Maryland Economic Development Corp., Revenue Bonds, AGM, 5.00%, 06/01/2029	1,020,000	1,209,751
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 07/01/2021	35,000	39,595
Maryland Water Quality Financing Administration Revolving Loan Fund, Revenue Bonds, 5.00%, 03/01/2018	100,000	101,312
Montgomery County Revenue Authority, Revenue Bonds, Series A, 4.00%, 11/01/2020	380,000	408,899
State of Maryland Department of Transportation, Revenue Bonds, 5.25%, 12/15/2017	100,000	100,513

		7,213,988

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Massachusetts - 1.3%
Massachusetts Development Finance Agency, Revenue Bonds
Series F,
4.00%, 07/01/2018	$ 150,000	$ 152,808
Series I,
5.00%, 07/01/2025 - 07/01/2026	1,250,000	1,474,555
Series K,
4.00%, 07/01/2038	6,495,000	6,690,889
Massachusetts Health & Educational Facilities Authority, Revenue Bonds
Series B,
5.25%, 07/01/2038	345,000	354,415
5.75%, 07/01/2031	170,000	175,200
Massachusetts Housing Finance Agency, Revenue Bonds
FNMA,
2.65%, 12/01/2027	850,000	857,420
2.80%, 06/01/2028 - 12/01/2028	2,985,000	2,977,410
Series 178,
3.70%, 12/01/2033	1,115,000	1,152,152
Series 183,
2.80%, 06/01/2031	1,575,000	1,512,551
Series C,
1.95%, 06/01/2023	135,000	136,170
2.00%, 12/01/2023	110,000	110,842
2.15%, 12/01/2024	100,000	100,794
2.35%, 06/01/2025	400,000	402,972
2.40%, 12/01/2025	260,000	261,651
2.55%, 06/01/2026	280,000	282,450
2.60%, 12/01/2026	250,000	252,290
2.70%, 06/01/2027	150,000	152,531
2.75%, 12/01/2027	300,000	301,398
2.85%, 06/01/2028	310,000	311,504
2.90%, 12/01/2028	200,000	201,206
Series E,
2.85%, 12/01/2024	265,000	276,623
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Revenue Bonds, Series B, 5.00%, 01/01/2018	135,000	135,867
University of Massachusetts Building Authority, Revenue Bonds, Series 1, 5.00%, 05/01/2018	100,000	101,934

		18,375,632

Michigan - 2.5%
Allendale Public School District, General Obligation Unlimited, 5.00%, 11/01/2026	225,000	274,167
Bellevue Community Schools, General Obligation Unlimited, Series A, AGM, 4.00%, 05/01/2024	390,000	441,620
Capac Community School District, General Obligation Unlimited BAM, 4.00%, 05/01/2027 - 05/01/2031	1,340,000	1,501,277

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, AGM,
5.25%, 07/01/2023 - 07/01/2024	$ 80,000	$ 94,495
Series A, NATL,
5.25%, 07/01/2019	60,000	60,190
City of Detroit Water Supply System Revenue, Revenue Bonds, Series C, BHAC, FGIC, 4.25%, 07/01/2018	100,000	101,875
City of Romulus, General Obligation Limited, BAM, 5.00%, 11/01/2025	45,000	53,975
City of Saginaw Water Supply System Revenue, Revenue Bonds, AGM, 4.00%, 07/01/2018	130,000	132,503
City of South Haven, General Obligation Limited, 5.00%, 06/01/2028	375,000	383,546
County of Genesee, General Obligation Limited, Series B, BAM, 5.00%, 02/01/2031	75,000	86,476
Decatur Public School District, General Obligation Unlimited, 3.00%, 05/01/2022	510,000	542,002
Detroit Wayne County Stadium Authority, Revenue Bonds AGM, 5.00%, 10/01/2019 - 10/01/2026	3,515,000	3,840,733
Fitzgerald Public School District, General Obligation Unlimited BAM, 4.00%, 05/01/2023 - 05/01/2025	2,555,000	2,870,860
Forest Hills Public Schools, General Obligation Unlimited Series I, 3.00%, 05/01/2023 - 05/01/2024	300,000	319,814
Mancelona Public Schools, General Obligation Unlimited, 2.00%, 05/01/2018	150,000	150,638
Michigan Finance Authority, Revenue Bonds, Series A, 4.00%, 12/01/2017	690,000	691,628
Michigan Municipal Bond Authority, Revenue Bonds, 5.00%, 10/01/2019	25,000	26,812
Michigan State Building Authority, Revenue Bonds, Series I, 5.00%, 04/15/2018	125,000	127,213
Michigan State Hospital Finance Authority, Revenue Bonds
Series F,
Fixed until 04/01/2021, 1.90% (D), 11/15/2047	1,320,000	1,328,422
Fixed until 03/15/2023, 2.40% (D), 11/15/2047	840,000	854,482

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan State Housing Development Authority, Revenue Bonds
Series B,
3.25%, 12/01/2032 (A)	$ 3,935,000	$ 3,890,889
Series D,
3.65%, 10/01/2032	2,700,000	2,793,798
Saranac Community Schools, General Obligation Unlimited, Series A, 4.00%, 05/01/2025	130,000	145,519
Southgate Community School District, General Obligation Unlimited 5.00%, 05/01/2032 - 05/01/2035	2,070,000	2,402,938
Stockbridge Community Schools, General Obligation Unlimited, Series A, 5.00%, 05/01/2031	375,000	441,656
Sturgis Public School District, General Obligation Unlimited, Series A, 5.00%, 05/01/2026	45,000	53,974
Township of Hartland, General Obligation Limited, 3.00%, 04/01/2020	30,000	31,303
Van Dyke Public Schools, General Obligation Unlimited, AGM, 4.00%, 05/01/2018	100,000	101,329
Warren Consolidated Schools, General Obligation Unlimited
AGM,
4.00%, 05/01/2025 - 05/01/2027	850,000	968,376
Series B, BAM,
5.00%, 05/01/2023 - 05/01/2025	7,410,000	8,775,272
Wayne County Airport Authority, Revenue Bonds Series A, 5.00%, 12/01/2031 - 12/01/2032	625,000	740,324
Wayne State University, Revenue Bonds Series A, 5.00%, 11/15/2017 - 11/15/2018	390,000	394,395

		34,622,501

Minnesota - 1.2%
City of Deephaven, Revenue Bonds
Series A,
4.38%, 10/01/2027	250,000	248,502
4.40%, 07/01/2025	165,000	177,428
City of Litchfield Electric Utility Revenue, Revenue Bonds, Series A, 4.35%, 02/01/2028	100,000	100,821
City of St. Cloud, Revenue Bonds, Series A, 3.00%, 04/01/2021 (E)	250,000	215,263
City of Stillwater, Tax Allocation
3.00%, 02/01/2021 - 02/01/2027 (C) (E)	2,655,000	2,625,477
4.00%, 02/01/2030 (C) (E)	750,000	766,072

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
County of Chippewa, Revenue Bonds 4.00%, 03/01/2023 - 03/01/2026	$ 5,460,000	$ 5,777,084
Dakota County Community Development Agency, Revenue Bonds, Series A, 5.00%, 09/01/2029 (E)	705,000	739,855
East Grand Forks Independent School District No. 595, General Obligation Unlimited, Series A, 4.00%, 02/01/2018	100,000	100,745
Forest Lake Independent School District No. 831, General Obligation Unlimited
Series A,
3.00%, 02/01/2036	135,000	132,018
5.00%, 02/01/2018	100,000	100,988
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
Series A,
4.00%, 07/01/2019	100,000	104,277
5.00%, 11/15/2025 - 12/01/2030	950,000	1,116,646
Series B,
4.25%, 04/01/2025 (E)	200,000	203,844
Minnesota Housing Finance Agency, Revenue Bonds
Series A,
4.00%, 08/01/2031	100,000	107,364
Series B,
3.20%, 07/01/2025	220,000	226,477
Series C, GNMA, FNMA, FHLMC,
2.80%, 07/01/2024	270,000	280,095
2.95%, 07/01/2025	100,000	105,194
Series F,
2.90%, 01/01/2026	340,000	357,830
2.95%, 07/01/2026	1,180,000	1,229,053
Northern Municipal Power Agency, Revenue Bonds
5.00%, 01/01/2028 - 01/01/2029	965,000	1,135,814
Series A, AGC,
5.00%, 01/01/2018	160,000	161,043
Richfield Independent School District No. 280, General Obligation Unlimited, Series A, 4.00%, 02/01/2018	100,000	100,745
St. Paul Port Authority, Revenue Bonds, Series 2, 4.00%, 12/01/2017	100,000	100,243
State of Minnesota, Revenue Bonds, Series A, 4.00%, 06/01/2018	150,000	152,580
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	675,000	626,859

		16,992,317

Mississippi - 0.4%
City of Jackson, General Obligation Unlimited, Series A, BAM, 5.00%, 05/01/2026	50,000	59,704

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Mississippi (continued)
Mississippi Development Bank, Revenue Bonds
AGM,
5.00%, 12/01/2019	$ 460,000	$ 493,736
Series A,
5.00%, 03/01/2022	750,000	811,140
Mississippi Home Corp., Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
2.00%, 12/01/2023	550,000	549,472
2.20%, 12/01/2024	695,000	695,945
2.35%, 06/01/2025	470,000	470,550
2.45%, 12/01/2025	660,000	662,244
2.70%, 12/01/2026	600,000	603,528
2.75%, 06/01/2027	300,000	301,404
2.80%, 12/01/2027	75,000	76,257
2.85%, 06/01/2028	420,000	421,361
2.95%, 12/01/2028	590,000	595,906
Series B-1, GNMA, FNMA, FHLMC,
4.25%, 12/01/2018	10,000	10,028

		5,751,275

Missouri - 1.3%
Branson Industrial Development Authority, Revenue Bonds
Series A,
3.00%, 11/01/2019 - 11/01/2021	1,135,000	1,145,765
4.00%, 11/01/2022	350,000	364,973
City of Sikeston Electric System Revenue, Revenue Bonds, 5.00%, 06/01/2018	1,000,000	1,019,910
City of St. Louis Parking Revenue, Revenue Bonds BAM, 3.00%, 12/15/2017 - 12/15/2018	900,000	909,244
County of Jackson, Revenue Bonds, Series B, 4.00%, 12/01/2017	175,000	175,424
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds, Series A, 5.00%, 06/01/2036	100,000	102,279
Industrial Development Authority of the City of St Louis Missouri, Revenue Bonds, Series A, 3.88%, 11/15/2029	1,000,000	1,017,170
Industrial Development Authority of the City of St. Louis, Tax Allocation, 3.75%, 11/01/2027	650,000	662,525
Kansas City Planned Industrial Expansion Authority, Revenue Bonds, 1.50%, 12/01/2018	5,400,000	5,400,864
Missouri Housing Development Commission, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
1.45%, 05/01/2019	35,000	35,110
Series B, GNMA, FNMA, FHLMC,
2.50%, 05/01/2029	5,000	5,024
2.55%, 11/01/2029	515,000	516,097

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Missouri State Board of Public Buildings, Revenue Bonds, Series A, 2.25%, 04/01/2029	$ 980,000	$ 938,791
North Kansas City School District No. 74, General Obligation Unlimited, 4.00%, 03/01/2018	175,000	176,726
St. Louis County Industrial Development Authority, Special Assessment
2.00%, 03/01/2019 (B)	300,000	298,239
2.38%, 03/01/2020 03/05/2015 (B)	300,000	298,410
St. Louis Municipal Finance Corp., Revenue Bonds Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	4,625,000	5,422,975
University of Missouri, Revenue Bonds, Series A, 5.00%, 11/01/2033	460,000	460,000

		18,949,526

Montana - 0.5%
Lewis & Clark County School District No. 9, General Obligation Unlimited
2.00%, 07/01/2024	340,000	344,893
2.50%, 07/01/2027	475,000	487,754
Missoula High School District No. 1, General Obligation Unlimited 4.00%, 07/01/2031 - 07/01/2036	2,050,000	2,241,204
Montana Facility Finance Authority, Revenue Bonds
5.00%, 07/01/2028 - 07/01/2030	1,005,000	1,217,513
Series C,
3.00%, 06/01/2022	300,000	318,606
5.00%, 06/01/2024 - 06/01/2025	1,460,000	1,741,050
Montana State Board of Regents, Revenue Bonds, Series D, 3.00%, 11/15/2017	25,000	25,018

		6,376,038

Nebraska - 0.2%
Madison County Hospital Authority No. 1, Revenue Bonds, 5.00%, 07/01/2025	1,765,000	2,028,462
Metropolitan Utilities District of Omaha, Revenue Bonds, 5.00%, 12/01/2017	175,000	175,567
Omaha-Douglas Public Building Commission, General Obligation Limited, 4.25%, 05/01/2018	200,000	203,196
Papio-Missouri River Natural Resource District, General Obligation Limited 4.00%, 12/15/2018 - 12/15/2029	800,000	859,751
Thurston County School District No. 16, General Obligation Limited, 3.88%, 06/15/2029	100,000	104,488

		3,371,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nevada - 0.6%
Clark County School District, General Obligation Limited, Series A, 5.00%, 06/15/2020	$ 60,000	$ 61,999
Clark County Water Reclamation District, General Obligation Limited, Series B, 5.00%, 07/01/2018	200,000	205,196
County of Clark, General Obligation Limited, Series B, 5.00%, 11/01/2017	835,000	835,000
County of Clark, Revenue Bonds, 5.00%, 07/01/2024	25,000	26,581
County of Washoe, Revenue Bonds, Series B, Fixed until 06/01/2022, 3.00% (D), 03/01/2036	1,000,000	1,046,240
Henderson Local Improvement Districts, Special Assessment
2.00%, 09/01/2023	375,000	369,090
2.25%, 09/01/2024	575,000	567,439
2.38%, 03/01/2021 - 03/01/2022	2,205,000	2,242,181
2.50%, 03/01/2023 - 09/01/2025	1,720,000	1,728,024
Las Vegas Special Improvement District Nos. 808 & 810, Revenue Bonds, 2.75%, 06/15/2021 (B)	1,015,000	1,003,936
Las Vegas Valley Water District, General Obligation Limited, Series A, 5.00%, 02/01/2031	100,000	100,981
Nevada System of Higher Education, Revenue Bonds Series A, 5.00%, 07/01/2021 - 07/01/2024	50,000	57,576
State of Nevada, Revenue Bonds, 5.00%, 12/01/2017	50,000	50,162
State of Nevada Highway Improvement Revenue, Revenue Bonds, AGM, 5.00%, 12/01/2021	140,000	143,191

		8,437,596

New Hampshire - 0.0% (F)
New Hampshire Health and Education Facilities Authority Act, Revenue Bonds 5.00%, 04/01/2019 - 08/01/2035	230,000	240,195
New Hampshire Municipal Bond Bank, Revenue Bonds, Series A, 5.00%, 08/15/2019	125,000	133,481
State of New Hampshire, General Obligation Unlimited, Series C, 5.00%, 05/01/2028	100,000	103,878

		477,554

New Jersey - 8.5%
Borough of Runnemede, General Obligation Unlimited, 3.00%, 11/15/2023	105,000	111,557

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Borough of South River, General Obligation Unlimited, 4.00%, 12/01/2020	$ 235,000	$ 253,135
Camden County Improvement Authority, Revenue Bonds
4.00%, 01/15/2020	1,230,000	1,298,007
5.00%, 01/15/2026	475,000	554,106
Series A,
3.50%, 09/01/2018	50,000	51,006
4.00%, 12/01/2018 - 12/15/2025	750,000	846,272
5.00%, 01/15/2029	415,000	488,970
Casino Reinvestment Development Authority, Revenue Bonds, AGM, 5.00%, 11/01/2026	575,000	649,422
City of Atlantic City, General Obligation Unlimited, Series B, AGM, 5.00%, 03/01/2037	1,250,000	1,412,975
City of Bayonne, General Obligation Unlimited AGM, 5.00%, 08/01/2023 - 08/01/2024	275,000	318,911
City of New Brunswick, General Obligation Unlimited
4.00%, 10/01/2018	100,000	102,564
AGM,
5.00%, 09/15/2027	185,000	226,129
City of Newark, General Obligation Unlimited
AGM,
2.50%, 09/15/2020	250,000	255,435
Series A,
5.00%, 10/01/2020	55,000	58,409
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	1,315,000	1,476,456
City of Trenton, General Obligation Unlimited BAM, 5.00%, 07/15/2022 - 12/01/2023	6,155,000	7,112,656
County of Sussex, General Obligation Unlimited, 2.00%, 02/15/2018	235,000	235,681
Cumberland County Improvement Authority, Revenue Bonds, AGM, 4.00%, 01/01/2019	100,000	103,343
Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035 (E)	535,000	541,548
Garden State Preservation Trust, Revenue Bonds
Series A, AGM,
5.75%, 11/01/2028	4,920,000	6,022,523
Series C, AGM,
5.13%, 11/01/2017 - 11/01/2019	420,000	427,699
Gloucester County Improvement Authority, Revenue Bonds, Series A, Fixed until 12/01/2017, 2.13% (D), 12/01/2029	60,000	60,058

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Greater Egg Harbor Regional High School District, General Obligation Unlimited
AGM,
4.00%, 02/01/2028 - 02/01/2031	$ 1,385,000	$ 1,508,860
5.00%, 02/01/2023 - 02/01/2024	3,905,000	4,547,942
Lacey Township Board of Education, General Obligation Unlimited, BAM, 5.00%, 04/01/2025	875,000	1,042,396
Little Egg Harbor Board of Education, General Obligation Unlimited, AGM, 4.00%, 01/15/2021	225,000	242,156
Matawan-Aberdeen Regional School District, General Obligation Unlimited, 5.00%, 09/15/2019	25,000	26,756
Mount Olive Township Board of Education, General Obligation Unlimited, 4.00%, 01/15/2018	100,000	100,588
New Brunswick Parking Authority, Revenue Bonds
BAM,
5.00%, 09/01/2019	320,000	342,189
Series A, BAM,
4.00%, 09/01/2022	45,000	49,560
5.00%, 09/01/2023	125,000	145,912
New Jersey Building Authority, Revenue Bonds, Series A, BAM, 5.00%, 06/15/2028	480,000	547,723
New Jersey Economic Development Authority, Revenue Bonds
5.00%, 12/15/2017	165,000	165,790
5.25%, 09/01/2022	15,000	16,852
Series A,
3.13%, 07/01/2029	5,430,000	5,343,663
3.50%, 09/01/2022 (B)	135,000	134,461
4.25%, 09/01/2027 (B)	200,000	199,512
5.00%, 09/01/2037 (B)	750,000	749,947
Series A, BAM,
3.13%, 07/01/2031	2,500,000	2,460,250
5.00%, 06/15/2021 - 07/01/2028	13,305,000	15,324,440
Series B,
4.25%, 09/01/2022 (B)	215,000	213,865
Series DDD,
5.00%, 06/15/2024 - 06/15/2035	11,175,000	12,599,980
Series K, AMBAC,
5.50%, 12/15/2019	350,000	375,515
Series PP, AGM-CR,
5.00%, 06/15/2025	14,500,000	16,480,555
Series UU, AGM-CR,
5.00%, 06/15/2025	1,330,000	1,511,665
New Jersey Educational Facilities Authority, Revenue Bonds
AGM,
5.00%, 07/01/2027	115,000	118,027
Series A, AGC-ICC,
4.00%, 07/01/2018	75,000	76,454

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Educational Facilities Authority, Revenue Bonds (continued)
Series D, AGM,
5.00%, 07/01/2024	$ 2,485,000	$ 2,944,476
Series E, BAM,
5.00%, 07/01/2023 - 07/01/2027	1,620,000	1,912,848
Series F, AGC,
4.00%, 07/01/2020	785,000	838,600
Series H, AGM,
5.00%, 07/01/2026	760,000	903,404
Series K,
5.00%, 07/01/2021 - 07/01/2022	255,000	261,712
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
4.00%, 11/15/2018	50,000	51,401
5.00%, 07/01/2023	50,000	57,487
5.50%, 07/01/2029	100,000	106,975
6.63%, 07/01/2038	100,000	103,670
AGC,
5.25%, 01/01/2036	120,000	120,830
Series A, AGM,
5.00%, 07/01/2024	1,005,000	1,190,131
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds
Series A,
2.60%, 11/01/2024	2,500,000	2,520,775
2.85%, 11/01/2025	1,830,000	1,858,200
Series B,
2.00%, 05/01/2021	5,000,000	5,044,750
Series F, FHLMC,
3.35%, 12/01/2030	1,255,000	1,293,102
New Jersey Transportation Trust Fund Authority, Revenue Bonds
5.00%, 06/15/2023	750,000	842,685
AGM-CR, AMBAC,
5.00%, 12/15/2034	35,000	35,157
Series A, AGM-CR,
5.50%, 12/15/2022	3,730,000	4,322,772
Series A, AMBAC,
5.00%, 12/15/2024	110,000	110,510
Series C, AGM,
5.50%, 12/15/2017	125,000	125,615
Newark Housing Authority, Revenue Bonds AGM, 4.00%, 12/01/2029 - 12/01/2030	465,000	495,236
Passaic County Improvement Authority, Revenue Bonds 5.00%, 05/01/2019 - 05/01/2020	500,000	539,759
Passaic Valley Sewerage Commission, Revenue Bonds, Series H, AGM, 5.00%, 12/01/2017	100,000	100,320
Paulsboro School District, General Obligation Unlimited, AGM, 3.00%, 04/01/2021	95,000	100,473
Pitman School District, General Obligation Unlimited, AGM, 4.00%, 08/01/2024	720,000	819,713

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
River Edge School District, General Obligation Unlimited, 3.00%, 02/01/2020	$ 25,000	$ 25,865
State of New Jersey, Certificate of Participation
Series A,
5.00%, 06/15/2018	105,000	107,520
5.25%, 06/15/2026 - 06/15/2030	1,145,000	1,219,322
Town of Kearny, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2023	585,000	673,563
Township of Lakewood, General Obligation Unlimited, BAM, 4.00%, 11/01/2019	145,000	152,488
Township of Little Falls, General Obligation Unlimited, 4.00%, 08/01/2019	90,000	94,375
Township of West Deptford, General Obligation Unlimited, BAM, 5.00%, 09/01/2022	350,000	401,586
Trenton Parking Authority, Revenue Bonds Series B, AGM, 4.00%, 04/01/2023 - 04/01/2028	2,960,000	3,246,415

		119,553,655

New Mexico - 0.4%
City of Farmington, Revenue Bonds
Fixed until 06/01/2022, 2.13% (D), 06/01/2040	1,500,000	1,508,160
Series A,
Fixed until 04/01/2020, 1.88% (D), 04/01/2029	1,900,000	1,916,815
Series E,
Fixed until 04/01/2020, 1.88% (D), 04/01/2029	800,000	807,080
City of Hobbs, Revenue Bonds, Series A, 4.50%, 12/01/2034	260,000	268,812
County of Luna, Revenue Bonds, AGM, 5.00%, 12/01/2029	395,000	466,673
Las Cruces School District No. 2, General Obligation Unlimited, Series A, 4.00%, 08/01/2027	70,000	78,044
State of New Mexico Severance Tax Permanent Fund, Revenue Bonds, Series A, 5.00%, 07/01/2018	245,000	251,333

		5,296,917

New York - 5.6%
Albany Industrial Development Agency, Revenue Bonds, Series A, 5.25%, 11/15/2027	1,175,000	1,176,821

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2035	$ 2,500,000	$ 2,656,200
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds
3.88%, 08/01/2027	2,545,000	2,547,952
5.00%, 08/01/2037	1,320,000	1,383,202
City of Albany, General Obligation Limited, Series A, 2.00%, 07/01/2018	100,000	100,553
City of Long Beach, General Obligation Limited, Series A, BAM, 3.00%, 11/15/2017	200,000	200,118
City of New York, General Obligation Unlimited
Series D1,
4.75%, 12/01/2029	180,000	180,549
Series I-1,
4.50%, 02/01/2018	125,000	126,079
City of Niagara Falls, General Obligation Limited BAM, 5.00%, 05/15/2023 - 05/15/2028	1,150,000	1,353,644
City of Yonkers, General Obligation Limited, Series E, AGM, 5.00%, 09/01/2024	605,000	719,049
County of Chautauqua, General Obligation Limited, AGM, 4.00%, 06/01/2019	25,000	26,081
County of Dutchess, General Obligation Unlimited, 5.00%, 12/15/2017	100,000	100,480
County of Nassau, General Obligation Limited, Series A, 5.00%, 04/01/2018	225,000	228,629
County of Nassau, General Obligation Unlimited, Series C, 5.00%, 10/01/2018	250,000	258,792
County of Suffolk, General Obligation Limited, Series A, AGM, 3.00%, 06/15/2025	3,780,000	4,026,569
Dutchess County Local Development Corp., Revenue Bonds 5.00%, 07/01/2032 - 07/01/2036	675,000	763,681
East Aurora Union Free School District, General Obligation Unlimited, 5.00%, 12/01/2017	100,000	100,325
Erie County Fiscal Stability Authority, Revenue Bonds, Series C, 5.00%, 12/01/2017	220,000	220,724

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Housing Development Corp., Revenue Bonds
Series C-1,
2.25%, 05/01/2026	$ 955,000	$ 944,189
2.30%, 11/01/2026	925,000	915,435
2.40%, 05/01/2027	850,000	839,800
2.45%, 11/01/2027	390,000	385,094
2.55%, 05/01/2028	500,000	493,485
Series C1A,
2.25%, 11/01/2025	75,000	76,479
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (D), 11/01/2045	5,000,000	5,131,300
Jamestown City School District, General Obligation Unlimited, AGM, 3.00%, 06/15/2028	285,000	298,857
Lockport City School District, General Obligation Unlimited
2.25%, 08/01/2027	1,270,000	1,277,023
2.50%, 08/01/2028	1,420,000	1,427,767
Long Island Power Authority, Revenue Bonds, Series B, 4.00%, 09/01/2018	100,000	102,424
Metropolitan Transportation Authority, Revenue Bonds
Series A,
5.00%, 11/15/2025	50,000	58,220
Series A, AGM,
5.00%, 11/15/2033	45,000	45,067
Series A, NATL,
4.75%, 11/15/2037	125,000	125,175
Series A1,
5.00%, 11/15/2029	2,080,000	2,526,618
Series D,
5.00%, 11/15/2017 - 11/15/2030	2,600,000	2,974,543
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.00%, 11/15/2051	2,000,000	2,189,200
Nassau County Interim Finance Authority, Revenue Bonds, Series A, 5.00%, 11/15/2017	60,000	60,088
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
Series A-1,
5.00%, 11/01/2017	1,000,000	1,000,000
Series B,
5.00%, 11/01/2017	150,000	150,000
Series C,
4.00%, 11/01/2017	495,000	495,000
Series D,
5.00%, 11/01/2017	100,000	100,000
Series F-1,
5.00%, 05/01/2027	100,000	101,999
New York City Water & Sewer System, Revenue Bonds, Series DD, 5.00%, 06/15/2037	100,000	102,450

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Municipal Bond Bank Agency, Revenue Bonds, 4.00%, 12/01/2017	$ 125,000	$ 125,304
New York Power Authority, Revenue Bonds, Series C, NATL, 5.00%, 11/15/2017	30,000	30,044
New York State Dormitory Authority, Revenue Bonds
4.00%, 02/15/2019	400,000	414,508
6.13%, 12/01/2029 (E)	100,000	105,382
Series A,
5.00%, 03/15/2018 - 12/15/2029	2,855,000	3,263,170
Series A, NATL,
5.50%, 07/01/2018 - 05/15/2024	205,000	222,377
Series B,
5.00%, 07/01/2018	165,000	169,265
New York State Environmental Facilities Corp., Revenue Bonds, Series A, 5.00%, 12/15/2024	150,000	150,741
New York State Housing Finance Agency, Revenue Bonds
Series E,
3.45%, 11/01/2030	300,000	309,021
Series E, GNMA, FNMA, FHLMC,
1.00%, 11/01/2019	690,000	684,080
Series H, GNMA, FNMA, FHLMC,
1.60%, 05/01/2021	3,000,000	2,992,380
1.65%, 11/01/2021	11,175,000	11,147,460
New York State Thruway Authority, Revenue Bonds, Series A, 5.00%, 03/15/2019	525,000	552,379
New York State Urban Development Corp., Revenue Bonds
Series A-1,
5.00%, 12/15/2021	295,000	296,448
Series B,
5.00%, 01/01/2018	100,000	100,653
Niagara Falls City School District, Certificate of Participation AGM, 5.00%, 06/15/2024 - 06/15/2025	690,000	811,010
Niagara Falls City School District, General Obligation Unlimited
BAM,
5.00%, 09/15/2018	200,000	206,534
BAM-TCRS,
5.00%, 06/15/2023	2,075,000	2,430,759
Niagara Frontier Transportation Authority, Revenue Bonds
AGM,
2.47% (D), 04/01/2024 (E)	75,000	75,000
Series A-1,
2.47% (D), 04/01/2024 (E)	25,000	25,000
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 4.00%, 05/15/2029	150,000	151,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Niskayuna Central School District, General Obligation Unlimited, AGC, 4.00%, 04/15/2022	$ 100,000	$ 101,328
North East Joint Fire District, General Obligation Limited, Series A, BAM, 3.50%, 12/15/2019	60,000	62,879
Pelham Union Free School District, General Obligation Unlimited 2.00%, 06/15/2018 - 06/15/2022	440,000	447,932
St. Lawrence County Industrial Development Agency, Revenue Bonds, Series A, 5.00%, 07/01/2029	150,000	177,888
State of New York Mortgage Agency, Revenue Bonds
Series 190,
3.45%, 10/01/2030	210,000	215,886
Series 197,
1.90%, 04/01/2025	925,000	909,858
Suffolk County Water Authority, Revenue Bonds, Series B, 5.00%, 11/01/2017	35,000	35,000
Town of Colonie, General Obligation Unlimited, 5.50%, 04/01/2024	100,000	101,853
Town of Islip, General Obligation Unlimited, 4.00%, 12/01/2017	25,000	25,063
Town of Oyster Bay, General Obligation Limited
Series B, AGM,
3.00%, 11/01/2017	35,000	35,000
Series B, BAM,
5.00%, 08/15/2023	220,000	252,901
Town of Poughkeepsie, General Obligation Limited, BAM, 3.00%, 12/15/2017	100,000	100,226
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series A,
4.00%, 11/15/2017	150,000	150,162
5.00%, 11/15/2017	100,000	100,148
Troy Capital Resource Corp., Revenue Bonds, Series B, 5.00%, 09/01/2018	165,000	170,206
Village of Pleasantville, General Obligation Limited, 3.00%, 06/15/2018	175,000	177,133
Westchester County Local Development Corp., Revenue Bonds 5.00%, 11/01/2025 - 11/01/2026	1,375,000	1,608,305
Windsor Central School District, General Obligation Unlimited
2.00%, 06/15/2020 - 06/15/2023	465,000	473,781
3.00%, 06/15/2030 - 06/15/2032	435,000	445,593

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Yonkers Industrial Development Agency, Revenue Bonds, Series A, 6.00%, 06/01/2041	$ 10,100,000	$ 10,871,539

		78,715,157

North Carolina - 1.2%
Charlotte-Mecklenburg Hospital Authority, Revenue Bonds, Series A, 5.00%, 01/15/2039	100,000	100,817
City of Charlotte, Certificate of Participation, Series A, 5.00%, 12/01/2021	25,000	28,515
City of Raleigh, General Obligation Unlimited, Series D, 5.00%, 12/01/2017	110,000	110,358
County of Brunswick Enterprise Systems Revenue, Revenue Bonds, Series A, AGM, 5.00%, 04/01/2023	100,000	101,655
County of Cabarrus, Certificate of Participation, Series A, 4.00%, 04/01/2018	200,000	202,428
County of Mecklenburg, Certificate of Participation, Series B, 5.00%, 02/01/2018	15,000	15,145
County of Onslow, General Obligation Unlimited, 5.00%, 04/01/2022	100,000	101,634
North Carolina Eastern Municipal Power Agency, Revenue Bonds
AMBAC,
6.00%, 01/01/2018	100,000	100,815
Series A,
6.50%, 01/01/2018	100,000	100,905
Series A, AGC,
5.25%, 01/01/2019	400,000	402,768
North Carolina Housing Finance Agency, Revenue Bonds
Series 37-B, GNMA, FNMA,
1.95%, 07/01/2023	165,000	167,003
2.10%, 07/01/2024	120,000	120,560
Series 38-B,
2.10%, 01/01/2024	145,000	146,175
2.20%, 07/01/2024	320,000	321,091
2.38%, 01/01/2025	2,150,000	2,171,263
2.45%, 07/01/2025	2,025,000	2,055,598
2.65%, 01/01/2026	1,155,000	1,181,923
2.70%, 07/01/2026	275,000	279,593
2.80%, 01/01/2027	430,000	436,970
2.85%, 07/01/2027	650,000	655,239
2.95%, 01/01/2028 - 07/01/2028	775,000	788,506

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina (continued)
North Carolina Medical Care Commission, Revenue Bonds
AGC,
3.25%, 02/15/2018	$ 100,000	$ 100,605
3.50%, 02/15/2019	130,000	133,635
State of North Carolina, Revenue Bonds, Series B, 5.00%, 11/01/2017	100,000	100,000
University of North Carolina at Wilmington, Revenue Bonds 4.00%, 06/01/2030 - 06/01/2033	310,000	335,905
Western Carolina University, Revenue Bonds, AGM, 5.00%, 06/01/2027	490,000	586,574
Winston-Salem State University, Revenue Bonds BAM, 5.00%, 06/01/2029 - 06/01/2036	4,660,000	5,358,635

		16,204,315

North Dakota - 1.3%
City of Mandan, Revenue Bonds, Series A, 4.00%, 09/01/2034	1,010,000	1,070,651
County of Burleigh Multi-County Sales Tax Revenue, Revenue Bonds
Series A, AGM,
3.00%, 11/01/2024 - 11/01/2026	2,410,000	2,498,715
5.00%, 11/01/2021	755,000	855,581
Grand Forks Park District, Revenue Bonds, 3.00%, 12/01/2020	770,000	805,589
Jamestown Park District, Revenue Bonds
Series A,
3.00%, 07/01/2035	4,050,000	3,764,475
4.00%, 07/01/2026 - 07/01/2033	6,630,000	7,097,663
North Dakota Housing Finance Agency, Revenue Bonds
2.80%, 07/01/2023	55,000	57,427
Series C,
2.55%, 01/01/2028	775,000	763,352
Series D,
2.80%, 01/01/2025	810,000	846,207
2.85%, 07/01/2025	1,100,000	1,144,341

		18,904,001

Ohio - 2.6%
Allen East Local School District, General Obligation Unlimited
Zero Coupon, 12/01/2021 - 12/01/2024	885,000	784,452
2.00%, 12/01/2025	200,000	196,760
American Municipal Power, Inc., Revenue Bonds, Series C, 5.25%, 02/15/2019	45,000	47,354
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	1,530,000	1,432,034
5.38%, 06/01/2024	380,000	360,692

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Butler County Port Authority, Revenue Bonds, Series A, 5.00%, 12/01/2024	$ 545,000	$ 627,873
City of Hamilton, General Obligation Limited 4.00%, 11/01/2017	475,000	475,000
City of Marysville Wastewater Treatment System Revenue, Revenue Bonds
BAM,
5.00%, 12/01/2023	635,000	745,534
Series B, BAM,
4.00%, 12/01/2029	270,000	294,710
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series C, 3.00%, 05/15/2018 - 11/15/2023	905,000	944,166
Cleveland-Cuyahoga County Port Authority, Tax Allocation Series D, 3.00%, 05/15/2019 - 05/15/2023	1,870,000	1,951,101
County of Cuyahoga, Revenue Bonds, 4.00%, 02/15/2029	3,100,000	3,143,121
County of Franklin, Revenue Bonds, Series A, 5.00%, 11/01/2040	350,000	363,573
County of Logan, General Obligation Limited, AGC, 5.00%, 12/01/2017	100,000	100,324
County of Lucas, Revenue Bonds, Series D, 5.00%, 11/15/2018	25,000	25,996
County of Montgomery, Revenue Bonds, Series A, 5.00%, 05/01/2032	40,000	40,420
County of Scioto, Revenue Bonds, 3.50%, 02/15/2038	2,300,000	2,209,242
County of Warren, Revenue Bonds 5.00%, 07/01/2022 - 07/01/2023	425,000	490,909
Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 6.13%, 01/15/2025 (E)	730,000	746,315
East Knox Local School District, General Obligation Unlimited, BAM, 4.00%, 12/01/2030	260,000	289,780
Lancaster City School District, General Obligation Limited, Series B, 4.00%, 10/01/2030	200,000	217,346
Ohio Air Quality Development Authority, Revenue Bonds, Series E, 5.63%, 10/01/2019	6,900,000	7,140,396
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, 01/01/2019	35,000	36,549
Series A,
5.00%, 01/15/2018	160,000	161,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Housing Finance Agency, Revenue Bonds
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	$ 2,275,000	$ 2,233,845
3.40%, 09/01/2037	4,445,000	4,398,639
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Series A, 5.00%, 02/15/2018	100,000	101,132
Ohio University, Revenue Bonds, Series A, 1.50%, 12/01/2017	2,485,000	2,485,919
Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds
5.00%, 12/01/2017	100,000	100,325
Series B-1,
5.00%, 12/01/2017	290,000	290,943
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,595,000	1,673,586
Sidney City School District, General Obligation Unlimited, NATL, 4.75%, 12/01/2020	650,000	651,996
State of Ohio, Revenue Bonds
5.00%, 04/01/2019	135,000	142,248
Series A,
5.00%, 06/01/2018 - 01/15/2019	300,000	310,748
Summit County Development Finance Authority, Revenue Bonds
4.00%, 12/01/2028 - 12/01/2034	1,350,000	1,433,070
Series C,
4.00%, 11/15/2024 - 11/15/2025	385,000	423,652
Toledo-Lucas County Port Authority, Revenue Bonds, Series A, 5.00%, 07/01/2020	115,000	121,933

		37,192,923

Oklahoma - 0.8%
Blaine County Educational Facilities Authority, Revenue Bonds, 5.00%, 12/01/2017	90,000	90,275
City of Tulsa, General Obligation Unlimited, Series B, 4.00%, 03/01/2018	150,000	151,479
Cleveland County Educational Facilities Authority, Revenue Bonds, 5.00%, 06/01/2023	45,000	52,404
Edmond Public Works Authority, Revenue Bonds, 4.00%, 07/01/2031	275,000	298,677
Garfield County Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/01/2027	1,890,000	2,253,995

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma (continued)
Garvin County Educational Facilities Authority, Revenue Bonds, 5.00%, 12/01/2024	$ 270,000	$ 315,265
Grady County School Finance Authority, Revenue Bonds
3.00%, 12/01/2028 - 12/01/2030	985,000	927,803
4.00%, 12/01/2023 - 09/01/2029	1,100,000	1,202,444
5.00%, 09/01/2022 - 12/01/2027	3,725,000	4,323,957
Grand River Dam Authority, Revenue Bonds, Series A, 4.00%, 06/01/2024	385,000	436,825
Oklahoma Capitol Improvement Authority, Revenue Bonds, Series B, 5.00%, 07/01/2018	170,000	174,405
Oklahoma Development Finance Authority, Revenue Bonds
3.00%, 06/01/2019	500,000	514,205
5.00%, 06/01/2020	25,000	27,346
Series A,
5.00%, 02/01/2020	50,000	54,130
Oklahoma Turnpike Authority, Revenue Bonds, Series A, 5.00%, 01/01/2018	125,000	125,815
Tulsa County Independent School District No. 3 Broken Arrow, General Obligation Unlimited, 2.00%, 04/01/2018	100,000	100,395

		11,049,420

Oregon - 0.7%
County of Jackson Airport Revenue, Revenue Bonds AGM, 5.00%, 12/01/2030 - 12/01/2032	515,000	609,241
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds
3.00%, 09/01/2035	925,000	861,656
5.00%, 09/01/2030	125,000	145,734
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2021	440,000	488,220
5.50%, 06/15/2035 (B)	750,000	777,975
State of Oregon Department of Administrative Services, General Obligation Unlimited, 5.00%, 12/01/2017	35,000	35,114
State of Oregon Housing & Community Services Department, Revenue Bonds
2.30%, 01/01/2026	1,465,000	1,450,394
2.45%, 01/01/2027	1,285,000	1,284,987
Series A,
5.00%, 07/01/2019	75,000	79,744
Series B,
5.00%, 07/01/2019	45,000	47,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon (continued)
Washington & Multnomah Counties School District No. 48J, General Obligation Unlimited, Series B, Zero Coupon, 06/15/2030	$ 7,115,000	$ 4,755,097

		10,535,915

Pennsylvania - 5.9%
Allegheny County Hospital Development Authority, Revenue Bonds, Series B, 5.00%, 06/15/2018	65,000	66,544
Allegheny County Sanitary Authority, Revenue Bonds AGM, 4.00%, 12/01/2032 - 12/01/2035	1,515,000	1,618,961
Allentown City School District, General Obligation Limited, AGM, 4.00%, 02/15/2023	5,940,000	6,551,820
Berks County Municipal Authority, Revenue Bonds, Series A3, 4.75%, 11/01/2018	100,000	103,427
Borough of Carnegie, General Obligation Unlimited, AGM, 2.00%, 08/15/2018	35,000	35,265
Bristol Township School District, General Obligation Limited, BAM-TCRS, 5.00%, 06/01/2027	500,000	573,985
Capital Region Water, Revenue Bonds, Series A, 5.00%, 07/15/2018	100,000	102,678
Carbon County Area Vocational Technical School Authority, Revenue Bonds
AGM,
4.00%, 03/01/2024 - 03/01/2026	575,000	632,278
5.00%, 03/01/2023	150,000	171,336
Central Bradford Progress Authority, Revenue Bonds, 5.25%, 12/01/2019	95,000	102,735
Cheltenham Township School District, General Obligation Limited Series A, 5.00%, 02/15/2031 - 02/15/2033	215,000	248,580
City of Philadelphia, General Obligation Unlimited, Series A, AGM, 5.00%, 12/15/2018	200,000	208,400
City of Philadelphia Water & Wastewater Revenue, Revenue Bonds
Series A, AGM,
5.00%, 06/15/2018	1,000,000	1,024,310
Series C, AGM,
5.00%, 08/01/2018 - 08/01/2020	735,000	780,222

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
City of Reading, General Obligation Unlimited, BAM, 5.00%, 11/01/2021	$ 1,020,000	$ 1,138,238
Commonwealth Financing Authority, Revenue Bonds, Series B-1, AGM, 5.00%, 06/01/2025	2,950,000	3,528,318
Commonwealth of Pennsylvania, General Obligation Unlimited
Series A, AGM-CR,
4.00%, 09/15/2030 - 09/15/2031	23,055,000	25,319,696
Series B,
5.00%, 11/15/2017	200,000	200,284
Council Rock School District, General Obligation Unlimited, Series C, 5.00%, 11/15/2017	25,000	25,035
County of Allegheny, General Obligation Unlimited, Series C-73, 4.00%, 12/01/2017	100,000	100,237
County of Bedford, General Obligation Unlimited, Series A, BAM, 3.00%, 09/01/2019	100,000	102,679
County of Northumberland, General Obligation Unlimited BAM, 5.00%, 12/01/2024 - 12/01/2025	625,000	756,074
Dallas School District, General Obligation Limited, BAM, 4.50%, 04/01/2024	150,000	172,077
Elizabeth Forward School District, General Obligation Unlimited
Series A, AGM,
2.38%, 09/01/2027	460,000	457,392
2.63%, 09/01/2030	900,000	889,812
2.75%, 09/01/2031	450,000	446,404
Erie County Conventional Center Authority, Revenue Bonds, 5.00%, 01/15/2026	1,725,000	2,052,646
Fairview School District, General Obligation Limited Series A, 4.00%, 02/01/2024 - 02/01/2027	1,950,000	2,160,091
Indiana County Hospital Authority, Revenue Bonds, Series A, 5.50%, 06/01/2029	250,000	270,008
Lancaster School District, General Obligation Limited, Series A, AGM, 5.00%, 06/01/2031	1,020,000	1,191,248
Laurel Highlands School District, General Obligation Unlimited, BAM, 2.00%, 11/01/2018	50,000	50,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Mars Area School District, General Obligation Limited BAM, 3.00%, 03/01/2031 - 03/01/2032	$ 320,000	$ 321,428
McKeesport Municipal Authority, Revenue Bonds, AGM, 1.65%, 12/15/2017	190,000	190,091
Monroeville Finance Authority, Revenue Bonds, 4.00%, 02/15/2018	275,000	277,261
Monroeville Municipal Authority, Revenue Bonds, Series A, AGM, 2.00%, 12/01/2018	10,000	10,051
Morrisville Boro School District, General Obligation Limited, BAM, 2.00%, 12/01/2019	75,000	76,121
Penn Hills School District, General Obligation Limited
BAM,
5.00%, 11/15/2023 - 11/15/2024	1,020,000	1,176,948
Series A, BAM,
5.00%, 11/15/2025	270,000	314,167
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 07/15/2020	50,000	53,817
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 119,
1.85%, 04/01/2022	1,295,000	1,308,403
Series 121,
2.20%, 04/01/2026	2,105,000	2,092,517
2.25%, 10/01/2026	1,325,000	1,297,599
2.35%, 04/01/2027	3,505,000	3,453,932
Series 124B,
2.30%, 04/01/2026	1,415,000	1,400,015
2.40%, 10/01/2026	1,795,000	1,779,294
2.45%, 04/01/2027	1,600,000	1,579,424
2.55%, 10/01/2027	1,450,000	1,434,282
2.65%, 04/01/2028	1,700,000	1,683,544
2.75%, 10/01/2028	1,700,000	1,686,876
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, 4.00%, 12/01/2017	600,000	601,452
Philadelphia Gas Works Co., Revenue Bonds
4.00%, 10/01/2036 - 10/01/2037	425,000	443,089
5.00%, 08/01/2024	300,000	356,949
AGM,
5.00%, 07/01/2018	1,325,000	1,359,423
Reading Area Water Authority, Revenue Bonds, AGM, 4.00%, 12/01/2025	245,000	268,711
Reading School District, General Obligation Unlimited Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	2,415,000	2,825,083

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Saxonburg Area Authority, Revenue Bonds, AGM, 3.00%, 03/01/2018	$ 140,000	$ 140,920
Scranton School District, General Obligation Limited, Series A, AGM, 2.00%, 06/15/2019	500,000	500,870
Seneca Valley School District, General Obligation Unlimited, Series A, 4.00%, 03/01/2019	200,000	207,340
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds, AGM, 5.00%, 02/01/2025	140,000	157,843
State Public School Building Authority, Revenue Bonds
5.00%, 05/01/2018 - 09/15/2022	370,000	404,763
5.25%, 03/01/2020	115,000	125,143
AGM,
4.00%, 10/01/2018	505,000	518,559
5.00%, 10/01/2020 - 05/01/2024	460,000	504,872
BAM-TCRS,
5.00%, 10/01/2019	410,000	437,048
Series A, AGM,
4.00%, 10/01/2018	600,000	616,110
5.00%, 10/01/2020 - 10/01/2023	1,075,000	1,203,293
Series A, BAM,
5.00%, 06/15/2023	110,000	125,062
Series A, BAM-TCRS,
5.00%, 06/15/2026	150,000	178,616
Sto Rox School District, General Obligation Limited, BAM, 3.13%, 12/15/2027	805,000	807,447
Township of West Pikeland, General Obligation Unlimited, 1.00%, 12/15/2017	100,000	100,009
Tussey Mountain School District, General Obligation Unlimited, AGM, 2.00%, 04/01/2018	185,000	185,577
West Mifflin Sanitary Sewer Municipal Authority, Revenue Bonds, BAM, 2.63%, 08/01/2028	75,000	75,012

		83,360,211

Puerto Rico - 1.4%
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.00%, 07/01/2034	100,000	100,317
AGM,
5.25%, 07/01/2020	50,000	52,753
5.50%, 07/01/2018 - 07/01/2019	740,000	767,235
AGM-CR,
4.50%, 07/01/2023	85,000	85,526

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
Series A, AGC-ICC,
5.00%, 07/01/2020	$ 140,000	$ 141,977
5.25%, 07/01/2020	275,000	280,107
5.50%, 07/01/2029	100,000	111,836
Series A, AGC-ICC, FGIC,
5.50%, 07/01/2020	170,000	180,348
Series A, AGM,
4.00%, 07/01/2022	40,000	41,112
5.00%, 07/01/2035	545,000	555,159
5.25%, 07/01/2024	285,000	305,035
Series B, AGC-ICC,
5.00%, 07/01/2035	605,000	606,888
Series C, AGM,
5.75%, 07/01/2037	100,000	101,986
Series D, AGM,
4.13%, 07/01/2020	75,000	75,065
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	1,180,000	1,175,504
5.00%, 07/01/2027	495,000	497,648
Puerto Rico Electric Power Authority, Revenue Bonds
AGC,
4.38%, 07/01/2030	90,000	90,024
Series DDD, AGM,
5.00%, 07/01/2023	35,000	36,962
Series RR, AGC,
5.00%, 07/01/2028	265,000	266,309
Series RR, AGM,
5.00%, 07/01/2020	1,050,000	1,064,826
Series RR, NATL,
5.00%, 07/01/2023 - 07/01/2024	190,000	188,860
Series SS, AGM,
5.00%, 07/01/2019 - 07/01/2030	2,210,000	2,220,885
Series SS, NATL,
5.00%, 07/01/2021 - 07/01/2023	400,000	400,196
Series TT, AGC,
5.00%, 07/01/2018	10,000	10,116
Series TT, AGM-CR,
4.20%, 07/01/2019	100,000	100,202
Series UU, AGC,
5.00%, 07/01/2026	575,000	578,318
Series UU, AGM,
4.00%, 07/01/2023	100,000	100,134
5.00%, 07/01/2020 - 07/01/2024	875,000	884,764
Series V, AGM,
5.25%, 07/01/2027	80,000	88,351
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	20,000	20,099
Series A, AGM-CR,
4.75%, 07/01/2038	130,000	130,160
Series CC, AGM,
5.25%, 07/01/2032 - 07/01/2034	370,000	405,535
Series CC, AGM-CR,
5.50%, 07/01/2029	25,000	28,070

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	$ 2,805,000	$ 2,815,876
Series E, AGM,
5.50%, 07/01/2020 - 07/01/2023	225,000	242,831
Series J, NATL,
5.00%, 07/01/2029	110,000	105,761
Series L, AGC,
5.25%, 07/01/2018 - 07/01/2019	240,000	245,623
Series M, AGC-ICC,
5.00%, 07/01/2032 - 07/01/2037	880,000	882,861
Series N, AGC,
5.25%, 07/01/2034	75,000	82,096
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	95,000	105,779
Series N, NATL,
5.25%, 07/01/2032 - 07/01/2033	680,000	649,530
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Series A, NATL, 5.00%, 07/01/2033	130,000	120,523
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Series B, AGC-ICC, 5.00%, 07/01/2041	25,000	25,039
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.20%, 08/01/2020	75,000	75,100
5.00%, 08/01/2019 - 08/01/2030	1,865,000	1,877,955
5.25%, 08/01/2018 - 08/01/2020	125,000	127,142
Series C, AGC,
5.25%, 08/01/2020	90,000	95,102
Puerto Rico Public Buildings Authority, Revenue Bonds
AGC-ICC,
5.25%, 07/01/2033	200,000	201,510
Series F, NATL-IBC,
5.25%, 07/01/2019	150,000	153,588
Series I, AGC-ICC,
5.00%, 07/01/2036	50,000	50,154
Series L, AGM-CR,
5.50%, 07/01/2021	125,000	130,334
Series N, AGC-ICC,
5.00%, 07/01/2032	150,000	150,493
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Series A, AGM, 5.00%, 08/01/2040	310,000	316,916

		20,146,520

Rhode Island - 0.5%
Providence Redevelopment Agency, Revenue Bonds, Series A, AGM, 5.00%, 04/01/2025	665,000	775,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Rhode Island (continued)
Rhode Island Health & Educational Building Corp., Revenue Bonds
5.00%, 05/15/2028 - 05/15/2029	$ 2,425,000	$ 2,783,049
AGM,
4.00%, 05/15/2024	650,000	720,863
Series C,
5.00%, 09/15/2027 - 09/15/2029	375,000	445,733
Rhode Island Turnpike & Bridge Authority, Revenue Bonds, Series A, 5.00%, 10/01/2024	300,000	355,710
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2023 - 06/01/2027	1,055,000	1,193,336
Town of West Warwick, General Obligation Unlimited, Series A, BAM, 5.00%, 10/01/2019	165,000	175,369

		6,449,450

South Carolina - 0.4%
Kershaw County School District, Revenue Bonds, BAM, 3.00%, 12/01/2026	490,000	505,641
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds Series B, BAM, 5.00%, 12/01/2024 - 12/01/2025	935,000	1,097,476
South Carolina Jobs-Economic Development Authority, Revenue Bonds, 5.00%, 10/01/2026 (B)	3,350,000	3,542,324
South Carolina Public Service Authority, Revenue Bonds, Series C, NATL-IBC, 3.00%, 12/01/2029	125,000	123,996
South Carolina State Housing Finance & Development Authority, Revenue Bonds, GNMA, FNMA, FHLMC, 2.00%, 07/01/2020	90,000	91,189
State of South Carolina, General Obligation Unlimited, 3.00%, 04/01/2026	200,000	200,176

		5,560,802

South Dakota - 0.9%
South Dakota Health & Educational Facilities Authority, Revenue Bonds
5.00%, 11/01/2026	250,000	299,830
Series B,
3.00%, 08/01/2019 - 08/01/2021	1,240,000	1,287,382
South Dakota Housing Development Authority, Revenue Bonds
Series B,
3.13%, 11/01/2036	130,000	128,255
Series B, GNMA, FNMA, FHLMC,
2.20%, 11/01/2024	1,150,000	1,159,821

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Dakota (continued)
South Dakota Housing Development Authority, Revenue Bonds (continued)
2.30%, 05/01/2025	$ 1,000,000	$ 1,019,350
2.45%, 11/01/2025	290,000	292,280
2.55%, 05/01/2026	2,060,000	2,085,585
2.65%, 11/01/2026	830,000	845,471
2.75%, 05/01/2027	1,300,000	1,322,594
2.80%, 11/01/2027	1,330,000	1,344,457
2.85%, 05/01/2028	2,160,000	2,181,751
2.95%, 11/01/2028	440,000	448,092

		12,414,868

Tennessee - 2.6%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, 5.00%, 10/01/2027	785,000	905,607
City of Alcoa, General Obligation Unlimited, AGC, 4.63%, 06/01/2031	400,000	408,136
City of Memphis Electric System Revenue, Revenue Bonds, 5.00%, 12/01/2017	500,000	501,615
Knox County Health Educational & Housing Facility Board, Revenue Bonds, 3.00%, 04/01/2018	150,000	150,893
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Series A, AGM, 5.25%, 09/01/2023	295,000	299,103
Tennessee Housing Development Agency, Revenue Bonds
2.45%, 01/01/2024	265,000	272,208
2.75%, 01/01/2025	300,000	309,987
2.80%, 07/01/2025	290,000	300,257
2.95%, 01/01/2026	50,000	52,466
3.00%, 01/01/2031	500,000	494,350
3.40%, 07/01/2037	1,000,000	1,002,090
Series 1C,
2.35%, 07/01/2021	1,415,000	1,463,789
Series 2B,
2.30%, 01/01/2022	295,000	304,947
2.55%, 01/01/2028	440,000	433,387
2.70%, 07/01/2024	300,000	312,591
Series B2,
0.90%, 01/01/2018	1,340,000	1,339,437
1.00%, 07/01/2018	2,660,000	2,656,622
2.05%, 01/01/2024	1,365,000	1,365,792
2.15%, 07/01/2024	400,000	400,128
2.25%, 01/01/2025	1,250,000	1,250,412
2.40%, 07/01/2025	2,190,000	2,196,920
2.55%, 01/01/2026	125,000	129,349
2.60%, 07/01/2026	1,095,000	1,113,363
2.80%, 07/01/2027	2,365,000	2,420,034
2.85%, 01/01/2028	3,345,000	3,352,627
2.95%, 07/01/2028	3,350,000	3,364,003
3.00%, 01/01/2029	3,140,000	3,154,287
3.05%, 07/01/2029	3,250,000	3,280,420
3.15%, 01/01/2030	2,955,000	2,971,489

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee (continued)
Tennessee State School Bond Authority, Revenue Bonds
Series A,
5.00%, 05/01/2020	$ 150,000	$ 152,939
Series C,
5.00%, 05/01/2019	30,000	31,316

		36,390,564

Texas - 6.3%
Aldine Independent School District, General Obligation Unlimited, 5.00%, 02/15/2026	100,000	101,150
Alief Independent School District, General Obligation Unlimited, 5.00%, 02/15/2018	100,000	101,135
Arlington Higher Education Finance Corp., Revenue Bonds
Series A,
3.80%, 08/15/2026	350,000	353,430
Series B,
4.00%, 12/01/2029	260,000	284,453
Bexar County Health Facilities Development Corp., Revenue Bonds 5.00%, 07/15/2023 - 07/15/2026	865,000	984,288
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue Bonds
5.00%, 12/01/2017 - 12/01/2022	5,365,000	5,699,160
5.38%, 08/15/2027	130,000	134,263
5.50%, 08/15/2036	105,000	108,545
Brazoria-Fort Bend County Municipal Utility District No. 1, General Obligation Unlimited, BAM, 2.00%, 09/01/2019	105,000	105,773
Brazos River Authority, Revenue Bonds, 4.00%, 02/15/2018	100,000	100,853
Camino Real Regional Mobility Authority, Revenue Bonds, AGM, 5.00%, 06/01/2024	470,000	553,989
Centerville Independent School District, General Obligation Unlimited, 4.00%, 08/15/2036	585,000	615,631
City of Arlington, Special Tax, 4.00%, 08/15/2018	125,000	127,858
City of Austin Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/2017	50,000	50,073
City of College Station, General Obligation Limited, 5.00%, 02/15/2019	100,000	104,952
City of Corpus Christi Utility System Revenue, Revenue Bonds 5.00%, 07/15/2018 - 07/15/2019	575,000	592,441
City of Dallas, General Obligation Limited, Series A, 5.00%, 02/15/2018	625,000	631,875
City of Garland Electric Utility System Revenue, Revenue Bonds, 5.00%, 03/01/2018	400,000	405,072

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Houston Combined Utility System Revenue, Revenue Bonds
Series A, AGM,
5.25%, 11/15/2017	$ 140,000	$ 140,210
Series D,
5.00%, 11/15/2017	375,000	375,529
City of Laredo International Toll Bridge System Revenue, Revenue Bonds AGM, 5.00%, 10/01/2022 - 10/01/2023	185,000	214,709
City of League City, General Obligation Limited, Series A, 4.00%, 02/15/2018	100,000	100,856
City of Lubbock, General Obligation Limited, 3.00%, 02/15/2018	100,000	100,566
City of Mansfield, General Obligation Limited, 4.00%, 02/15/2019	125,000	129,631
City of Pearland, General Obligation Limited, 5.00%, 03/01/2023	25,000	29,104
City of Pflugerville, General Obligation Limited 4.00%, 08/01/2022 - 08/01/2024	270,000	302,424
City of San Antonio, General Obligation Limited, 5.50%, 08/01/2023	375,000	387,322
City of San Antonio Electric & Gas Systems Revenue, Revenue Bonds, Series A, 5.00%, 02/01/2034	100,000	104,791
City of Westworth Village, General Obligation Limited, BAM, 3.00%, 08/15/2019	35,000	36,154
Clifton Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2034	1,095,000	1,285,158
Coastal Water Authority, Revenue Bonds, 4.00%, 12/15/2017	175,000	175,632
Comal Independent School District, General Obligation Unlimited, 5.00%, 02/01/2018	130,000	131,275
County of Bell, General Obligation Limited, 5.00%, 02/15/2018	100,000	101,141
County of Bexar, General Obligation Limited
4.00%, 06/15/2018	125,000	127,278
Series A,
5.00%, 06/15/2023	135,000	143,336
County of Denton, General Obligation Limited, 4.00%, 07/15/2029	400,000	442,972
County of Fort Bend, General Obligation Unlimited, 4.00%, 03/01/2018	205,000	207,029
County of Harris, General Obligation Limited, Series C, 5.75%, 10/01/2028	750,000	782,107

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Dallas Area Rapid Transit, Revenue Bonds
Series A,
4.00%, 12/01/2017	$ 100,000	$ 100,243
5.00%, 12/01/2017	120,000	120,389
Dallas County Community College District, General Obligation Limited, 5.00%, 02/15/2025	100,000	101,135
Dallas County Flood Control District No. 1, General Obligation Unlimited
5.00%, 04/01/2018 - 04/01/2020 (B)	2,975,000	3,056,900
5.00%, 04/01/2021 - 04/01/2024 (B) (C)	5,040,000	5,410,490
Dallas/Fort Worth International Airport, Revenue Bonds, Series E, 5.00%, 11/01/2017	425,000	425,000
Del Mar College District, General Obligation Limited, 3.50%, 08/15/2019	100,000	104,123
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited
AGM,
2.75%, 09/01/2029 - 09/01/2030	1,425,000	1,384,318
3.00%, 09/01/2031 - 09/01/2034	710,000	686,461
El Paso County Hospital District, General Obligation Limited
5.00%, 08/15/2020 - 08/15/2022	370,000	409,039
Series A, AGC,
5.00%, 08/15/2037	100,000	103,067
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited BAM, 4.00%, 09/01/2029 - 09/01/2032	380,000	407,358
Fort Bend County Municipal Utility District No. 182, General Obligation Unlimited, BAM, 4.00%, 09/01/2022	95,000	102,703
Fort Bend County Municipal Utility District No. 23, General Obligation Unlimited, BAM, 3.00%, 09/01/2019	60,000	61,607
Goose Creek Consolidated Independent School District, General Obligation Unlimited, 5.00%, 02/15/2018	100,000	101,135
Grand Prairie Independent School District, General Obligation Unlimited, 5.00%, 02/15/2034	100,000	101,150
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds
Series A,
4.38%, 11/15/2021	20,000	21,228
Series B,
5.50%, 12/01/2018	200,000	209,402
Harris County Health Facilities Development Corp., Revenue Bonds, Series A-4, AGM, 1.10% (D), 07/01/2031 (E)	3,550,000	3,550,000

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County Hospital District, Revenue Bonds, Series D, 5.00%, 02/15/2018	$ 100,000	$ 101,062
Harris County Municipal Utility District No. 290, General Obligation Unlimited
AGM,
3.00%, 03/01/2031	150,000	148,045
BAM,
3.00%, 09/01/2033	190,000	183,010
3.13%, 09/01/2034	315,000	305,928
Harris County Municipal Utility District No. 304, General Obligation Unlimited, BAM, 4.00%, 09/01/2028	175,000	190,743
Harris County Municipal Utility District No. 399, General Obligation Unlimited AGM, 4.00%, 09/01/2032 - 09/01/2036	1,120,000	1,174,034
Harris County Municipal Utility District No. 412, General Obligation Unlimited
MAC,
2.00%, 09/01/2019	125,000	126,101
3.00%, 09/01/2021	100,000	104,990
Harris County Municipal Utility District No. 419, General Obligation Unlimited AGM, 4.00%, 09/01/2031 - 09/01/2035	490,000	515,413
Harris County Municipal Utility District No. 500, General Obligation Unlimited, AGM, 3.00%, 12/01/2034	1,105,000	1,048,070
Houston Higher Education Finance Corp., Revenue Bonds, 5.00%, 08/15/2024	490,000	586,613
Houston Independent School District, General Obligation Limited
Fixed until 05/31/2018, 1.70% (D), 06/01/2030	100,000	100,340
Series A,
Fixed until 06/01/2018, 3.00% (D), 06/01/2039	325,000	328,542
Lake Dallas Independent School District, General Obligation Unlimited Zero Coupon, 08/16/2029 - 08/16/2030	340,000	236,186
Lamar Consolidated Independent School District, General Obligation Unlimited, Series A, Fixed until 08/15/2018, 1.05% (D), 08/15/2047	3,000,000	2,999,040
Laredo Independent School District, General Obligation Unlimited, 5.00%, 08/01/2019	75,000	79,831
Lower Colorado River Authority, Revenue Bonds, 5.00%, 05/15/2020	35,000	38,156
Metropolitan Transit Authority of Harris County, Revenue Bonds, Series A, 5.00%, 11/01/2020	40,000	43,016

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Mission Consolidated Independent School District, General Obligation Unlimited, 5.25%, 02/15/2022	$ 100,000	$ 101,221
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited
AGM,
3.00%, 09/01/2030 - 09/01/2033	1,325,000	1,314,572
3.13%, 09/01/2034	210,000	206,613
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
3.00%, 07/01/2021	580,000	579,785
4.00%, 07/01/2023 - 07/01/2028	2,835,000	2,840,045
Series A, AGM,
4.00%, 04/01/2019	100,000	103,412
Series A1,
4.00%, 07/01/2021 - 07/01/2036	2,465,000	2,578,108
5.00%, 07/01/2031 - 07/01/2046	1,635,000	1,842,206
Series B,
3.00%, 07/01/2018 - 07/01/2019	295,000	298,481
4.00%, 07/01/2021 - 07/01/2031	3,085,000	3,251,466
4.25%, 07/01/2036	950,000	975,612
Series C,
5.00%, 07/01/2022 - 07/01/2026	950,000	1,039,502
Newark Higher Education Finance Corp., Revenue Bonds, Series A, 4.00%, 08/15/2024	365,000	411,099
North Central Texas Health Facility Development Corp., Revenue Bonds, 5.00%, 08/15/2022	90,000	103,953
North East Independent School District, General Obligation Unlimited, Series B, Fixed until 08/01/2021, 1.42% (D), 08/01/2040	6,085,000	6,034,312
North Texas Municipal Water District, Revenue Bonds
4.00%, 06/01/2019	105,000	106,819
5.00%, 06/01/2018	100,000	102,285
North Texas Tollway Authority, Revenue Bonds
AGC-ICC,
6.00%, 01/01/2024	175,000	176,426
Series A,
5.00%, 01/01/2018	900,000	905,787
Series A, BHAC-CR,
5.75%, 01/01/2048	105,000	105,813
Series A, BHAC-CR, MBIA, IBC,
5.75%, 01/01/2040	275,000	277,128
Series F,
5.75%, 01/01/2038	205,000	206,587
Northeast Higher Education Finance Corp., Revenue Bonds, Series A, 4.00%, 08/15/2025	105,000	118,563
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited
BAM,
3.00%, 10/01/2028	470,000	474,926

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited (continued)
3.13%, 10/01/2030	$ 385,000	$ 388,053
3.25%, 10/01/2031	1,380,000	1,393,110
Northwoods Road District No. 1, General Obligation Unlimited BAM, 4.00%, 08/15/2024 - 08/15/2027	405,000	461,076
Point Isabel Independent School District, General Obligation Unlimited, 4.00%, 02/01/2018	125,000	125,919
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	415,000	414,216
San Angelo Independent School District, General Obligation Unlimited, Series A, AGC, 5.00%, 02/15/2018	100,000	101,138
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Series B, AGC, 4.50%, 09/01/2019	65,000	68,628
Texas Public Finance Authority, Revenue Bonds BAM, 4.00%, 05/01/2029 - 05/01/2030	1,015,000	1,090,529
Texas State University System, Revenue Bonds, 5.00%, 03/15/2018	110,000	111,601
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	450,000	479,254
Trophy Club Public Improvement District No. 1, Special Assessment, AGM, 3.00%, 06/01/2024	223,000	231,650
University of Houston, Revenue Bonds Series A, 5.00%, 02/15/2018 - 02/15/2024	240,000	246,846
University of North Texas, Revenue Bonds, 5.00%, 04/15/2026	275,000	279,917
University of Texas System, Revenue Bonds, Series B, Fixed until 08/15/2021, 2.50% (D), 08/15/2036	11,000,000	10,841,160
Viridian Municipal Management District, General Obligation Unlimited
BAM,
Zero Coupon, 12/01/2020	60,000	57,388
6.00%, 12/01/2022 - 12/01/2033	4,035,000	4,999,042
Washington County Junior College District, Revenue Bonds BAM, 5.00%, 10/01/2023 - 10/01/2025	2,025,000	2,404,456

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
West Ranch Management District, General Obligation Unlimited, MAC, 4.00%, 09/01/2032	$ 330,000	$ 347,939

		89,333,676

U. S. Virgin Islands - 0.0% (F)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032 (B)	100,000	105,752

Utah - 0.7%
City of Herriman City Water Revenue, Revenue Bonds, BAM, 3.00%, 01/01/2018	110,000	110,360
City of Pleasant Grove City Water Revenue, Revenue Bonds, BAM, 3.00%, 12/01/2017	100,000	100,163
City of South Jordan, Special Assessment, 3.13%, 11/01/2036	2,505,000	2,433,132
Jordan Valley Water Conservancy District, Revenue Bonds Series A, 5.00%, 10/01/2034 - 10/01/2035	1,020,000	1,145,684
State of Utah, General Obligation Unlimited, Series C, 5.00%, 07/01/2018	120,000	123,150
Utah Charter School Finance Authority, Revenue Bonds
4.00%, 04/15/2020 - 10/15/2031	1,360,000	1,469,854
4.25%, 04/15/2034	170,000	178,609
4.30%, 04/15/2025 (B)	650,000	655,863
Series A,
5.00%, 10/15/2024 - 10/15/2025	1,210,000	1,426,427
Series G,
4.00%, 10/15/2022 - 10/15/2029	1,545,000	1,672,358
Utah Transit Authority, Revenue Bonds, Series B, 1.60%, 06/15/2018	200,000	200,160
Washington County-St. George Interlocal Agency, Revenue Bonds, Series A, 4.00%, 12/01/2018	100,000	103,007

		9,618,767

Vermont - 0.5%
City of Burlington, General Obligation Unlimited Series A, AGM, 5.00%, 11/01/2032 - 11/01/2035	1,155,000	1,287,198
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds Series A, 5.00%, 12/01/2026 - 12/01/2027	1,525,000	1,807,964
Vermont Housing Finance Agency, Revenue Bonds
Series D, GMNA, FMNA, FHLMC,
2.50%, 05/01/2026	530,000	527,387

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont (continued)
Vermont Housing Finance Agency, Revenue Bonds (continued)
2.60%, 11/01/2026	$ 505,000	$ 502,389
2.70%, 05/01/2027	550,000	546,579
2.90%, 05/01/2029	425,000	421,099
3.15%, 05/01/2033 (A)	2,335,000	2,303,944

		7,396,560

Virginia - 0.6%
Alexandria Industrial Development Authority, Revenue Bonds 4.00%, 10/01/2019 - 10/01/2020	990,000	1,049,610
Capital Region Airport Commission, Revenue Bonds Series A, 5.00%, 07/01/2028 - 07/01/2033	580,000	677,293
County of Loudoun, General Obligation Unlimited, Series A, 5.00%, 12/01/2017	25,000	25,081
Hampton Roads Sanitation District, Revenue Bonds, 5.00%, 04/01/2019	100,000	101,655
Virginia Housing Development Authority, Revenue Bonds, Series B, 1.20%, 11/01/2019	6,150,000	6,141,144

		7,994,783

Washington - 0.7%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	50,000	54,278
Clark County Public Utility District No. 1, Revenue Bonds 5.00%, 01/01/2018	250,000	251,645
Clark County School District No. 117, General Obligation Unlimited, AGM, 5.00%, 12/01/2018	150,000	150,491
County of Pierce Sewer Revenue, Revenue Bonds, 5.00%, 08/01/2019	100,000	106,567
Energy Northwest, Revenue Bonds
Series A,
5.00%, 07/01/2018	345,000	353,939
5.25%, 07/01/2018	35,000	35,965
King County Public Hospital District No. 1, General Obligation Limited, Series B, 5.25%, 12/01/2028	125,000	128,030
King County School District No. 412, General Obligation Unlimited, 3.00%, 12/01/2017	200,000	200,324
Port of Seattle, Revenue Bonds
Series A,
5.00%, 08/01/2018	25,000	25,723
Series B,
5.00%, 06/01/2018	170,000	173,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Public Utility District No. 1 of Cowlitz County, Revenue Bonds, 5.00%, 09/01/2019	$ 155,000	$ 165,339
State of Washington, General Obligation Unlimited
Series A,
5.00%, 01/01/2018 - 07/01/2018	200,000	203,239
Series C,
5.00%, 01/01/2033	100,000	100,652
Series E,
5.00%, 02/01/2018	150,000	151,464
Tobacco Settlement Authority, Revenue Bonds, 5.00%, 06/01/2018	3,900,000	3,982,212
University of Washington, Revenue Bonds, Series C, 5.00%, 12/01/2018	500,000	521,495
Washington Health Care Facilities Authority, Revenue Bonds
Series A,
5.00%, 11/15/2017 - 08/15/2020	380,000	385,651
Series B,
4.00%, 08/15/2018	550,000	562,138
5.00%, 10/01/2018	250,000	258,745
Washington Higher Education Facilities Authority, Revenue Bonds, AMBAC, 5.25%, 11/01/2023	215,000	215,000
Washington State Housing Finance Commission, Revenue Bonds
3.20%, 07/01/2021 (B)	500,000	498,615
Series 2N, GNMA, FNMA, FHLMC,
2.20%, 12/01/2025	90,000	89,645
2.35%, 06/01/2026	335,000	331,737
Yakima County School District No. 7, General Obligation Unlimited, 5.00%, 12/01/2021	235,000	253,191

		9,199,920

West Virginia - 0.2%
County of Mason, Revenue Bonds, Series L, Fixed until 10/01/2018, 1.63% (D), 10/01/2022	125,000	125,334
School Building Authority of West Virginia, Revenue Bonds, Series B, 5.00%, 07/01/2018	100,000	102,571
West Virginia Economic Development Authority, Revenue Bonds, 5.00%, 06/01/2018	200,000	204,512
West Virginia Housing Development Fund, Revenue Bonds, Series B, 3.70%, 11/01/2032	1,700,000	1,784,881
West Virginia University, Revenue Bonds, Series A, 5.00%, 10/01/2024	25,000	28,860

		2,246,158

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin - 1.1%
Central Brown County Water Authority, Revenue Bonds, Series A, 5.00%, 11/01/2019	$ 50,000	$ 53,636
City of Muskego, General Obligation Unlimited, Series A, 2.25%, 09/01/2018	300,000	300,270
County of Dane, General Obligation Unlimited, Series A, 3.00%, 06/01/2018	250,000	252,843
Janesville School District, General Obligation Unlimited, 1.50%, 03/01/2018	230,000	230,377
Milwaukee Housing Authority, Revenue Bonds, Series A, 3.38%, 07/01/2029	700,000	721,028
Public Finance Authority, Revenue Bonds
Series A,
3.38%, 12/01/2027	420,000	416,972
4.50%, 09/01/2026	165,000	162,626
5.00%, 06/01/2027	300,000	351,996
State of Wisconsin, General Obligation Unlimited, Series C, 5.00%, 05/01/2022	220,000	224,310
State of Wisconsin, Revenue Bonds Series A, 5.00%, 05/01/2019	25,000	26,432
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
3.00%, 12/01/2032	1,285,000	1,269,593
3.50%, 08/01/2022 (E)	1,000,000	1,003,290
5.00%, 08/15/2022 - 12/01/2031	2,380,000	2,776,650
5.00%, 08/01/2032 (E)	1,000,000	1,027,110
Series B,
5.00%, 08/15/2018	125,000	128,814
Series B-4,
Fixed until 06/01/2021, 5.00% (D), 11/15/2043	105,000	118,041
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series B, FNMA, 3.15%, 09/01/2030	6,830,000	6,920,429

		15,984,417

Wyoming - 0.3%
Wyoming Community Development Authority, Revenue Bonds, Series 2, 2.95%, 06/01/2033	4,010,000	3,923,384

Total Municipal Government Obligations (Cost $1,349,573,442)		1,352,190,596

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Note 2.25%, 08/15/2027	$ 15,000,000	$ 14,834,766

Total U.S. Government Obligation (Cost $14,911,895)		14,834,766

	Shares	Value
EXCHANGE-TRADED FUND - 0.9%
U.S. Fixed Income Fund - 0.9%
iShares 20+ Year Treasury Bond ETF	100,000	12,446,000

Total Exchange-Traded Fund (Cost $12,662,759)		12,446,000

Principal	Value
REPURCHASE AGREEMENT - 1.8%

Fixed Income Clearing Corp.,
0.12% (H), dated 10/31/2017, to be repurchased at $25,577,828 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $26,089,624.

$ 25,577,743	$ 25,577,743

Total Repurchase Agreement (Cost $25,577,743)	25,577,743

Total Investments (Cost $1,402,725,839)	1,405,049,105
Net Other Assets (Liabilities) - 0.2%	2,650,281

Net Assets - 100.0%	$ 1,407,699,386

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,352,190,596	$—	$1,352,190,596
U.S. Government Obligation	—	14,834,766	—	14,834,766
Exchange-Traded Fund	12,446,000	—	—	12,446,000
Repurchase Agreement	—	25,577,743	—	25,577,743

Total Investments	$12,446,000	$1,392,603,105	$—	$1,405,049,105

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $37,914,332, representing 2.7% of the Fund’s net assets.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $15,022,009 or 1.1% of the Fund’s net assets.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(E)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Centerra Metropolitan District No. 1, Tax Allocation, 2.70%, 12/01/2019	04/20/2017	$705,010	$710,020	0.1%

Municipal Government Obligations	Colorado Health Facilities Authority, Revenue Bonds, Series A, 4.25%, 11/01/2024	05/11/2017	2,995,010	3,009,855	0.2

Municipal Government Obligations	Solaris Metropolitan District No. 3, General Obligation Limited, Series A, 3.75%, 12/01/2026	10/07/2016	640,010	642,861	0.1

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Southglenn Metropolitan District, General Obligation Limited, 3.00%, 12/01/2021	09/14/2016	$996,640	$996,180	0.1%

Municipal Government Obligations	County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	07/29/2016	4,500,010	4,463,505	0.3

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 4.00%, 07/01/2026	08/04/2016	413,327	404,558	0.0	(F)

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035	04/06/2015	499,940	530,086	0.0	(F)

Municipal Government Obligations	Jennings County School Building Corp., Revenue Bonds, 3.00%, 01/15/2020	07/09/2015	348,619	356,909	0.0	(F)

Municipal Government Obligations	County of Carroll, Revenue Bonds, Series A, 1.05%, 09/01/2042	07/14/2017	2,718,990	2,722,802	0.2

Municipal Government Obligations	City of St. Cloud, Revenue Bonds, Series A, 3.00%, 04/01/2021	04/08/2016	250,010	215,263	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2021	07/20/2016	212,011	207,788	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2022	07/20/2016	435,138	422,827	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2023	07/20/2016	450,648	435,826	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2024	07/20/2016	458,614	438,743	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2025	07/20/2016	420,875	404,461	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2026	07/20/2016	253,770	243,555	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2027	07/20/2016	493,680	472,277	0.0	(F)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 4.00%, 02/01/2030	07/20/2016	800,148	766,072	0.1

Municipal Government Obligations	Dakota County Community Development Agency, Revenue Bonds, Series A, 5.00%, 09/01/2029	09/04/2014	718,870	739,855	0.1

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series B, 4.25%, 04/01/2025	06/19/2015	200,007	203,844	0.0	(F)

Municipal Government Obligations	Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035	12/10/2015	535,004	541,548	0.0	(F)

Municipal Government Obligations	New York State Dormitory Authority, Revenue Bonds, 6.13%, 12/01/2029	03/15/2017	108,258	105,382	0.0	(F)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Niagara Frontier Transportation Authority, Revenue Bonds, AGM, 2.47%, 04/01/2024	07/27/2017	$71,260	$75,000	0.0	% (F)

Municipal Government Obligations	Niagara Frontier Transportation Authority, Revenue Bonds, Series A-1, 2.47%, 04/01/2024	07/27/2017	23,760	25,000	0.0	(F)

Municipal Government Obligations	Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 6.13%, 01/15/2025	10/08/2015	730,010	746,315	0.1

Municipal Government Obligations	Harris County Health Facilities Development Corp., Revenue Bonds, Series A-4, AGM, 1.10%, 07/01/2031	03/29/2017-06/28/2017	3,550,078	3,550,000	0.3

Municipal Government Obligations	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, 3.50%, 08/01/2022	08/30/2017	1,000,010	1,003,290	0.1

Municipal Government Obligations	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, 5.00%, 08/01/2032	08/30/2017	1,019,490	1,027,110	0.1

Total			$25,549,197	$25,460,932	1.8%

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2017; the maturity date disclosed is the ultimate maturity date.
(H)	Rate disclosed reflects the yield at October 31, 2017.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
MBIA	National Public Finance Guarantee Corp. (formerly Municipal Bond Insurance Association)
NATL	National Public Finance Guarantee Corp.
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipt
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
RE	Reinsured
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

Global equities rallied as most regions showed signs of economic growth in the fiscal year ended October 31, 2017. The market focused on generally strong corporate earnings despite continued uncertainty following key geopolitical developments. The MSCI EAFE Index finished the period up 24.01%.

After a long advance, both risk appetites and some stock prices are elevated, underscoring the need for a disciplined approach. The MSCI EAFE Index was trading at 10.0x cash flow and 15.2x earnings expected over the next 12 months as of October 31, 2017. We believe Thompson, Siegel & Walmsley LLC’s valuation discipline and focus on fundamentals will be rewarded in this market environment. We cannot predict inevitable bouts of market volatility, but we expect to use exceptional market moves to acquire — or sell — mispriced stocks.

PERFORMANCE

For the year ended October 31, 2017, Transamerica International Equity Class I returned 19.09%. By comparison, its benchmark, the MSCI EAFE Index, returned 24.01%.

STRATEGY REVIEW

The Fund trailed the MSCI EAFE Index primarily due to holdings in Europe, the United Kingdom and the industrials and health care sectors, which more than offset the positive effect of stock selection in Asia ex-Japan and materials.

In industrials, Mitsubishi Heavy Industries, Ltd. was the worst performer. Sell-side analysts lowered earnings forecasts for the industrial machine manufacturer due to strong competition over a limited number of projects in its energy-related business. The outcomes of several increasingly expensive projects, as well as progress on cost-saving initiatives, should determine the company’s ability to generate cash in the medium term.

Siemens Gamesa Renewable Energy SA — the product of a merger between wind turbine producers Gamesa Corporacion Tecnologica and Siemens Wind — was another notable laggard. The company reported underwhelming sales due to lower-than-expected customer orders, particularly in India. We believe this is a temporary issue and that long-term growth in the market for wind power will drive profits higher.

Health care was another source of underperformance driven by Teva Pharmaceutical Industries, Ltd. (“Teva”). The Israeli drug manufacturer faced several operational challenges, including a CEO change and competition from generic medicines. We trimmed our position.

In materials, Akzo Nobel NV was the top performer. The Dutch paint and coatings manufacturer executed on long-term initiatives and explored options to unlock shareholder value, including the potential separation of certain business segments. We eliminated the position on the belief that the share price discount to intrinsic value narrowed.

Shares of container and packaging manufacturer Smurfit Kappa Group PLC also performed well. The company grew profits through a combination of volume growth and improved box pricing.

In Asia ex-Japan, DBS Group Holdings, Ltd. was the top contributor. The Singapore-based bank posted strong earnings supported by lower costs and increased net-interest income.

Teva was the largest underperformer in Europe. Oil services company TechnipFMC PLC also detracted, as restrained spending on offshore energy projects softened its earnings outlook. Large-scale projects are less profitable when oil prices are low, but we believe synergies from the recent merger of Technip and FMC will translate to higher operating margins in the medium to long-term.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Repurchase Agreement	3.4
Securities Lending Collateral	1.0
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	12.19%	7.29%	5.35%		03/01/2011
Class A (NAV)	18.72%	8.52%	6.25%		03/01/2011
Class C (POP)	16.88%	7.79%	5.54%		03/01/2011
Class C (NAV)	17.88%	7.79%	5.54%		03/01/2011
Class I (NAV)	19.09%	8.90%	2.67%		12/18/1992
MSCI EAFE Index (A)	24.01%	9.01%	1.58%
Class I2 (NAV)	19.23%	9.01%	6.74%		03/01/2011
Class I3 (NAV)	N/A	N/A	13.57	%(B)	03/10/2017
Class R (NAV)	N/A	N/A	13.22	%(B)	03/10/2017
Class R4 (NAV)	N/A	N/A	13.34	%(B)	03/10/2017
Class R6 (NAV)	19.24%	N/A	4.00%		05/29/2015
Class T1 (POP)	N/A	N/A	8.30	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	11.10	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	19.18	%(B)	12/16/2016

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments and relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2017

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 96.4%
Australia - 4.6%
BHP Billiton PLC, ADR	815,269	$ 29,610,570
Challenger, Ltd.	3,685,439	37,514,648
Coca-Cola Amatil, Ltd.	6,274,000	39,134,711
Macquarie Group, Ltd.	463,700	34,903,700
Qantas Airways, Ltd.	5,757,000	27,097,633
Sonic Healthcare, Ltd.	2,951,000	49,168,577
South32, Ltd.	13,095,070	33,775,184

		251,205,023

Belgium - 2.1%
Groupe Bruxelles Lambert SA	518,220	55,644,301
KBC Group NV	702,200	58,328,537

		113,972,838

Brazil - 0.8%
Embraer SA, ADR	2,160,675	41,355,320

Canada - 0.1%
Fairfax Financial Holdings, Ltd.	12,100	6,372,266

Denmark - 1.9%
AP Moller - Maersk A/S, Class B	26,835	51,542,355
TDC A/S	9,072,500	53,640,406

		105,182,761

France - 10.1%
Airbus SE	300,700	30,736,214
Arkema SA	426,560	53,886,441
Engie SA (A)	5,390,400	91,108,359
Publicis Groupe SA	819,968	53,449,596
Rexel SA	1,186,717	21,184,463
Sanofi	840,301	79,568,619
TOTAL SA	900,300	50,201,940
Veolia Environnement SA	3,388,851	80,292,178
Vivendi SA	3,418,124	84,907,621

		545,335,431

Germany - 12.9%
Allianz SE, Class A	287,402	67,096,527
Bayer AG	362,500	47,153,572
CECONOMY AG	2,172,131	28,352,670
Deutsche Boerse AG	660,900	68,446,008
Infineon Technologies AG	3,244,827	89,745,490
LANXESS AG	517,285	40,559,602
Merck KGaA	589,600	63,259,881
METRO AG (B)	1,843,224	34,940,650
SAP SE	760,447	86,890,554
Siemens AG	669,487	96,160,229
Talanx AG (B)	664,384	26,092,287
TUI AG	2,692,002	48,736,337

		697,433,807

Hong Kong - 3.4%
China Mobile, Ltd.	1,316,000	13,216,679
CK Asset Holdings, Ltd.	6,678,500	54,916,524
CK Hutchison Holdings, Ltd.	4,976,100	63,178,751
First Pacific Co., Ltd.	12,055,012	9,178,708
Guangdong Investment, Ltd.	30,212,000	43,760,812

		184,251,474

Ireland - 2.5%
DCC PLC	478,131	45,341,120
Ryanair Holdings PLC, ADR (B)	221,772	24,862,859

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Smurfit Kappa Group PLC	2,122,815	$ 63,315,020

		133,518,999

Israel - 0.2%
Teva Pharmaceutical Industries, Ltd., ADR	734,300	10,133,340

Italy - 3.8%
Azimut Holding SpA	1,598,663	31,582,943
Eni SpA	3,400,415	55,612,043
Mediobanca SpA	6,484,692	71,080,225
Prysmian SpA	1,285,387	44,319,559

		202,594,770

Japan - 23.6%
Astellas Pharma, Inc.	5,636,300	74,775,591
Bridgestone Corp.	1,151,100	54,566,017
Coca-Cola Bottlers Japan, Inc.	1,351,300	46,942,835
Daiwa Securities Group, Inc.	9,134,500	56,692,464
Denka Co., Ltd.	1,067,680	35,353,021
Electric Power Development Co., Ltd.	281,600	7,045,882
FamilyMart UNY Holdings Co., Ltd. (A)	617,300	34,962,508
FANUC Corp.	264,700	61,388,145
FUJIFILM Holdings Corp.	987,100	40,159,400
Hitachi, Ltd.	10,921,000	86,153,969
Japan Airlines Co., Ltd.	1,683,300	57,291,860
JXTG Holdings, Inc.	12,779,800	65,548,387
Kuraray Co., Ltd.	2,666,800	52,137,517
Mitsubishi Heavy Industries, Ltd.	976,029	37,932,124
MS&AD Insurance Group Holdings, Inc.	2,115,200	71,340,680
Nippon Telegraph & Telephone Corp.	1,019,100	49,052,674
ORIX Corp.	5,441,100	92,762,608
Resona Holdings, Inc.	9,129,800	48,834,654
SoftBank Group Corp.	637,700	55,786,482
Sony Corp.	2,169,900	84,215,898
Square Enix Holdings Co., Ltd.	873,800	35,119,529
Sumitomo Mitsui Financial Group, Inc.	1,793,300	71,239,929
Toyota Industries Corp.	942,900	57,301,253

		1,276,603,427

Luxembourg - 0.9%
ArcelorMittal (B)	1,669,100	47,857,721

Macau - 0.7%
MGM China Holdings, Ltd. (A)	16,475,372	37,126,290

Malta - 0.0% (C)
Brait SE (A)	350,000	1,309,522

Netherlands - 3.9%
Boskalis Westminster	811,794	29,030,468
Heineken Holding NV	903,785	83,906,048
Koninklijke Philips NV	2,380,827	96,940,881

		209,877,397

Republic of Korea - 0.7%
Samsung Electronics Co., Ltd.	15,300	37,609,854

Republic of South Africa - 0.5%
Steinhoff International Holdings NV (A)	6,499,137	28,228,238

Singapore - 1.3%
DBS Group Holdings, Ltd.	4,135,200	69,107,077

Spain - 1.1%
Mediaset Espana Comunicacion SA	3,037,300	33,016,592

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Siemens Gamesa Renewable Energy SA	1,828,300	$ 26,514,694

		59,531,286

Sweden - 0.4%
Investor AB, B Shares	436,972	21,656,386

Switzerland - 6.7%
ABB, Ltd.	2,296,600	60,036,413
Nestle SA	1,409,264	118,515,762
Novartis AG	1,419,415	116,950,747
UBS Group AG (B)	3,952,674	67,274,500

		362,777,422

United Kingdom - 13.5%
Aviva PLC	11,388,301	76,383,129
British Land Co. PLC, REIT	5,261,000	41,994,257
GKN PLC	16,091,430	67,748,710
HSBC Holdings PLC	7,181,300	70,143,187
Imperial Brands PLC	1,883,894	76,826,791
Inchcape PLC	3,654,296	37,929,737
Inmarsat PLC (A)	5,487,070	45,256,319
Micro Focus International PLC	1,153,933	40,537,167
National Grid PLC	3,594,602	43,253,986
Savills PLC	1,265,991	15,687,704
Standard Life Aberdeen PLC	4,252,200	24,273,211
TechnipFMC PLC (B)	2,079,563	56,959,231
UBM PLC	2,786,292	26,033,818
Unilever PLC	897,058	50,868,001
Vodafone Group PLC	19,510,120	55,867,061

		729,762,309

	Shares	Value
COMMON STOCKS (continued)
United States - 0.7%
Flex, Ltd. (B)	2,178,397	$ 38,775,467

Total Common Stocks (Cost $4,623,884,494)		5,211,578,425

SECURITIES LENDING COLLATERAL - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (D)	51,198,051	51,198,051

Total Securities Lending Collateral (Cost $51,198,051)		51,198,051

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 0.12% (D), dated 10/31/2017, to be repurchased at $184,602,546 on 11/01/2017. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2020, and with a value of $188,298,127.	$ 184,601,931	184,601,931

Total Repurchase Agreement (Cost $184,601,931)		184,601,931

Total Investments (Cost $4,859,684,476)		5,447,378,407
Net Other Assets (Liabilities) - (0.8)%		(41,135,777)

Net Assets - 100.0%		$ 5,406,242,630

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.2%	$391,841,750
Banks	7.1	388,733,609
Capital Markets	4.8	260,209,137
Insurance	4.5	247,284,889
Diversified Financial Services	4.4	241,029,862
Multi-Utilities	3.9	214,654,523
Industrial Conglomerates	3.8	204,680,100
Media	3.6	197,407,627
Chemicals	3.3	181,936,581
Auto Components	3.3	179,615,980
Oil, Gas & Consumable Fuels	3.2	171,362,370
Beverages	3.1	169,983,594
Software	3.0	162,547,250
Diversified Telecommunication Services	2.7	147,949,399
Electrical Equipment	2.4	130,870,666
Electronic Equipment, Instruments & Components	2.3	124,929,436
Wireless Telecommunication Services	2.3	124,870,222
Food Products	2.2	118,515,762
Household Durables	2.1	112,444,136
Metals & Mining	2.0	111,243,475
Airlines	2.0	109,252,352
Machinery	1.8	99,320,269
Health Care Equipment & Supplies	1.8	96,940,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Semiconductors & Semiconductor Equipment	1.7%	$89,745,490
Hotels, Restaurants & Leisure	1.6	85,862,627
Technology Hardware, Storage & Peripherals	1.4	77,769,254
Tobacco	1.4	76,826,791
Aerospace & Defense	1.3	72,091,534
Real Estate Management & Development	1.3	70,604,228
Food & Staples Retailing	1.3	69,903,158
Containers & Packaging	1.2	63,315,020
Energy Equipment & Services	1.1	56,959,231
Marine	1.0	51,542,355
Personal Products	0.9	50,868,001
Health Care Providers & Services	0.9	49,168,577
Water Utilities	0.8	43,760,812
Equity Real Estate Investment Trusts	0.8	41,994,257
Distributors	0.7	37,929,737
Construction & Engineering	0.5	29,030,468
Specialty Retail	0.5	28,352,670
Trading Companies & Distributors	0.4	21,184,463
Independent Power & Renewable Electricity Producers	0.1	7,045,882

Investments, at Value	95.7	5,211,578,425
Short-Term Investments	4.3	235,799,982

Total Investments	100.0%	$5,447,378,407

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$208,069,053	$5,003,509,372	$—	$5,211,578,425
Securities Lending Collateral	51,198,051	—	—	51,198,051
Repurchase Agreement	—	184,601,931	—	184,601,931

Total Investments	$259,267,104	$5,188,111,303	$—	$5,447,378,407

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $48,408,440. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at October 31, 2017.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

Financial markets were exceptionally strong during the 12-month period ended October 31, 2017. The MSCI EAFE Small Cap Index Gross enjoyed a nearly undisturbed rally and finished the period up 27.98%. All sectors and regions produced positive returns. Symptomatic of a bull market, the sectors most sensitive to global economic growth led the way: industrials, materials and information technology.

After such a strong move by the market, risk appetite and some stock prices are elevated, in our view. This underscores the need for a disciplined approach to investing. Forthcoming bouts of volatility are impossible to predict, but we expect to use exceptional market moves to acquire — or sell — mispriced stocks.

PERFORMANCE

For the year ended October 31, 2017, Transamerica International Small Cap Value Class I returned 23.51%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned 27.98%.

STRATEGY REVIEW

The Fund underperformed the MSCI EAFE Small Cap Index Gross. Much of the disparity in return was attributable to our being disciplined about valuation in a market environment strongly influenced by momentum.

Our continued underweight in the benchmark’s best performing sector, information technology, was the primary relative detractor. Technology was the most expensive sector in the index, making it difficult to find stocks meeting our valuation discipline.

Health care was another detractor largely due to Kaken Pharmaceutical Co., Ltd. The Japanese drug company lagged largely because of no significant incremental developments from its drug pipeline. It trades at a meaningful discount to peers and is worthy of our patience.

Our holdings in Europe performed well on an absolute basis but did not fully keep pace with the benchmark’s best performing region. Shares of Swedish candy manufacturer Cloetta AB languished when financial results missed analyst estimates and guidance for synergies and restructuring costs from its acquisition of Candy King fell short of expectations. Gerresheimer AG, a German manufacturer of drug delivery devices and packaging products for medication, pulled back after a profit warning. In both cases, we believe the problems are addressable by management and should be short-lived.

Real estate and energy contributed the most to the Fund’s relative return. Both stock selection and underweights in the benchmark’s worst performing sectors were favorable. Savills PLC led in real estate. The U.K.-based global real estate services provider delivered solid operating results throughout the year and assuaged investor fears of the potential impact on the company of Great Britain’s decision to leave the European Union “(Brexit”). In energy, Ithaca Energy, Inc. (no longer held at period end) was the top contributor, as the North Sea oil and gas producer delivered solid operating results and received an attractive takeout offer from Delek Group.

Japan was the Fund’s best region thanks to favorable stock selection across a variety of sectors. Chemical manufacturer Denka Co., Ltd. (“Denka”) and advertising company D.A. Consortium Holdings, Inc. (“D.A. Consortium”) led. Denka continued to report operating results above analyst’s expectations. Looking ahead, it has several compelling opportunities in its materials and health-care end markets. D.A. Consortium enjoyed a rerating of its shares; analysts took note of the company’s consistent earnings growth.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.4%
Securities Lending Collateral	3.4
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(3.7)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Class I (NAV)	23.51%	9.64%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	27.98%	12.38%
Class I2 (NAV)	23.58%	9.74%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Investing in small-and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.4%
Australia - 5.2%
APN Outdoor Group, Ltd. (A)	2,817,161	$ 10,069,051
Charter Hall Group, REIT	1,428,932	6,343,071
FlexiGroup, Ltd. (A)	4,120,226	4,635,519
IMF Bentham, Ltd. (A)	2,619,349	4,670,994
Pact Group Holdings, Ltd.	2,243,990	9,961,137
Senex Energy, Ltd. (A) (B)	11,948,100	3,154,844
WPP Aunz, Ltd. (A)	8,067,326	5,680,381

		44,514,997

Belgium - 2.8%
Barco NV	85,362	8,741,233
D’ieteren SA	190,708	8,722,567
Fagron (B)	519,648	6,740,146

		24,203,946

Canada - 1.0%
Entertainment One, Ltd.	2,296,100	8,618,071

Denmark - 3.4%
Nilfisk Holding A/S (A) (B)	116,574	5,602,194
NKT A/S (A) (B)	116,574	4,994,530
Scandinavian Tobacco Group A/S (C)	478,300	8,086,158
Schouw & Co. AB	102,367	10,648,123

		29,331,005

Finland - 2.5%
Kesko OYJ, Class B	50,875	2,598,626
Raisio OYJ, V Shares	2,170,700	8,976,313
Ramirent OYJ	1,033,835	9,513,671

		21,088,610

France - 4.3%
Elis SA	102,100	2,639,082
ICADE, REIT	114,800	10,029,354
Rothschild & Co.	393,200	14,118,430
Sopra Steria Group	54,000	10,130,347

		36,917,213

Germany - 5.9%
Bertrandt AG (A)	80,409	7,586,135
DIC Asset AG	669,378	7,871,448
Gerresheimer AG	198,900	15,909,259
SAF-Holland SA (A)	636,800	12,613,903
Takkt AG (A)	284,613	5,902,915

		49,883,660

Greece - 0.4%
Motor Oil Hellas Corinth Refineries SA	129,951	3,110,723

Hong Kong - 4.5%
AMVIG Holdings, Ltd.	2,902,000	822,086
First Pacific Co., Ltd.	16,168,950	12,311,068
Great Eagle Holdings, Ltd.	1,502,193	8,270,206
Kerry Logistics Network, Ltd.	6,143,300	8,473,083
NewOcean Energy Holdings, Ltd. (B)	9,605,220	2,450,123
Pacific Textiles Holdings, Ltd.	5,765,500	6,067,469

		38,394,035

Ireland - 1.9%
Smurfit Kappa Group PLC	532,710	15,888,593

Italy - 4.9%
ASTM SpA	535,400	14,843,118
Danieli & C Officine Meccaniche SpA	487,090	8,102,280

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Prysmian SpA	479,100	$ 16,519,150
Salvatore Ferragamo SpA (A)	93,500	2,454,909

		41,919,457

Japan - 32.9%
Aida Engineering, Ltd.	548,500	6,357,882
Air Water, Inc.	436,400	8,305,436
Capcom Co., Ltd.	241,900	6,107,866
Chugoku Marine Paints, Ltd.	1,245,100	10,490,355
Coca-Cola Bottlers Japan, Inc.	283,200	9,838,090
D.A. Consortium Holdings, Inc.	471,200	7,778,395
Daiichikosho Co., Ltd.	86,800	4,076,443
Denka Co., Ltd.	794,260	26,299,537
Dynam Japan Holdings Co., Ltd.	4,250,700	6,658,235
Eiken Chemical Co., Ltd.	121,500	4,760,411
Electric Power Development Co., Ltd.	41,000	1,025,856
Hakuhodo DY Holdings, Inc.	979,700	13,449,819
Hikari Tsushin, Inc.	131,600	16,967,205
Kaken Pharmaceutical Co., Ltd.	146,900	7,415,734
Kenedix, Inc.	696,900	4,051,281
Kintetsu World Express, Inc.	818,700	14,004,410
Kumiai Chemical Industry Co., Ltd. (A)	1,175,400	7,959,703
Kyushu Railway Co.	273,700	8,725,760
Matsumotokiyoshi Holdings Co., Ltd.	84,800	6,070,727
Nakanishi, Inc.	254,600	11,509,116
Nichiha Corp.	222,600	8,927,101
Rohto Pharmaceutical Co., Ltd.	539,800	12,395,390
Sanwa Holdings Corp.	1,369,400	17,089,649
Shinoken Group Co., Ltd. (A)	86,800	2,117,613
SKY Perfect JSAT Holdings, Inc.	1,498,500	6,905,712
Sogo Medical Co., Ltd.	110,000	6,085,045
Square Enix Holdings Co., Ltd.	282,300	11,346,124
Token Corp. (A)	90,800	10,908,298
Trend Micro, Inc.	167,800	8,928,279
Wakita & Co., Ltd.	443,400	5,432,093
Welcia Holdings Co., Ltd.	209,100	7,907,568

		279,895,133

Netherlands - 1.1%
BinckBank NV	812,144	4,138,862
Boskalis Westminster (A)	145,000	5,185,327

		9,324,189

New Zealand - 1.7%
Air New Zealand, Ltd.	6,309,602	14,248,284

Norway - 0.5%
ABG Sundal Collier Holding ASA	6,547,660	4,537,189

Philippines - 0.4%
Alliance Global Group, Inc. (B)	10,443,400	3,236,695

Republic of Korea - 3.0%
Eugene Technology Co., Ltd.	281,809	5,332,575
Interpark Holdings Corp.	853,919	3,189,763
NongShim Co., Ltd.	25,900	8,033,427
Value Added Technology Co., Ltd.	335,400	8,726,657

		25,282,422

Spain - 1.7%
Cia de Distribucion Integral Logista Holdings SA	615,864	14,430,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Sweden - 4.4%
Cloetta AB, B Shares	3,407,900	$ 11,520,259
Dios Fastigheter AB	2,202,674	14,471,110
Nobina AB (C)	953,176	5,180,521
Scandic Hotels Group AB (C)	511,300	6,596,119

		37,768,009

Switzerland - 2.6%
Pargesa Holding SA	205,235	17,187,776
Swissquote Group Holding SA	147,976	5,139,446

		22,327,222

United Kingdom - 14.3%
Bovis Homes Group PLC	159,200	2,486,552
Dialog Semiconductor PLC (B)	64,287	3,211,864
IG Group Holdings PLC	1,243,035	10,788,873
Inchcape PLC	604,500	6,274,403
Inmarsat PLC	1,025,100	8,454,832
Intermediate Capital Group PLC	860,035	11,114,146
International Personal Finance PLC	1,922,650	5,164,590
Lancashire Holdings, Ltd.	777,400	7,759,266
Northgate PLC	1,428,906	8,502,151
Pendragon PLC	16,075,664	5,391,100
Rentokil Initial PLC	2,600,800	11,599,380
Savills PLC	1,172,800	14,532,915
Thomas Cook Group PLC	4,807,900	7,649,964
UBM PLC	1,987,764	18,572,743

		121,502,779

Total Common Stocks (Cost $738,078,798)		846,422,509

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (D)	29,180,729	$ 29,180,729

Total Securities Lending Collateral (Cost $29,180,729)		29,180,729

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.12% (D), dated 10/31/2017, to be repurchased at $7,575,287 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $7,726,874.	$ 7,575,261	7,575,261

Total Repurchase Agreement (Cost $7,575,261)		7,575,261

Total Investments (Cost $774,834,788)		883,178,499
Net Other Assets (Liabilities) - (3.7)%		(31,162,117)

Net Assets - 100.0%		$ 852,016,382

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Media	8.5%	$75,150,615
Chemicals	6.0	53,055,031
Real Estate Management & Development	5.8	51,314,573
Capital Markets	5.6	49,836,946
Food Products	4.4	39,178,122
Air Freight & Logistics	4.2	36,907,770
Diversified Financial Services	3.9	34,169,838
Containers & Packaging	3.0	26,671,816
Software	3.0	26,382,269
Building Products	2.9	26,016,750
Machinery	2.8	25,056,886
Health Care Equipment & Supplies	2.8	24,996,184
Food & Staples Retailing	2.6	22,661,966
Road & Rail	2.5	22,408,432
Specialty Retail	2.5	22,358,305
Hotels, Restaurants & Leisure	2.4	20,904,318
Pharmaceuticals	2.2	19,811,124
Electrical Equipment	1.9	16,519,150
Equity Real Estate Investment Trusts	1.8	16,372,425
Life Sciences Tools & Services	1.8	15,909,259
Distributors	1.7	14,996,970
Trading Companies & Distributors	1.7	14,945,764
Transportation Infrastructure	1.7	14,843,118

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Airlines	1.6%	$14,248,284
Commercial Services & Supplies	1.6	14,238,462
Household Durables	1.5	13,394,850
Auto Components	1.4	12,613,903
IT Services	1.1	10,130,347
Beverages	1.1	9,838,090
Consumer Finance	1.1	9,800,109
Electronic Equipment, Instruments & Components	1.0	8,741,233
Oil, Gas & Consumable Fuels	1.0	8,715,690
Semiconductors & Semiconductor Equipment	1.0	8,544,439
Textiles, Apparel & Luxury Goods	1.0	8,522,378
Diversified Telecommunication Services	1.0	8,454,832
Tobacco	0.9	8,086,158
Insurance	0.9	7,759,266
Professional Services	0.9	7,586,135
Health Care Providers & Services	0.8	6,740,146
Internet & Catalog Retail	0.7	5,902,915
Construction & Engineering	0.6	5,185,327
Industrial Conglomerates	0.4	3,236,695
Internet & Direct Marketing Retail	0.4	3,189,763
Independent Power & Renewable Electricity Producers	0.1	1,025,856

Investments, at Value	95.8	846,422,509
Short-Term Investments	4.2	36,755,990

Total Investments	100.0%	$883,178,499

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$846,422,509	$—	$846,422,509
Securities Lending Collateral	29,180,729	—	—	29,180,729
Repurchase Agreement	—	7,575,261	—	7,575,261

Total Investments	$29,180,729	$853,997,770	$—	$883,178,499

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $27,653,789. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $19,862,798, representing 2.3% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2017.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

For the fiscal year ended October 31, 2017, U. S. equity markets achieved their ninth consecutive yearly gain, with the Russell 1000® Value Index advancing 17.78%.

Both the economic and investing environments were favorable for stocks, facilitated by governments around the world through both fiscal and monetary policies. Inflation was subdued and interest rates were still low on a historical basis, while economic growth was fairly steady in the U.S. and major economies worldwide. Investors appeared unconcerned about numerous geopolitical and domestic issues. The sustainability of stimulative governmental policies remained a concern.

The period was characterized by low overall market volatility even as prices for individual stocks and sectors were significantly more volatile than the market averages would indicate. In addition, growth stocks significantly outperformed value with the Russell 1000® Growth Index up 29.71%, an unusually large divergence versus its value counterpart. Historically, such investment environments have eventually reversed.

Corporate profitability and cash generation have been strong for many companies, and we continue to find attractive investment ideas that we believe can deliver superior relative performance. We believe our approach to stock picking is well suited to the current investment climate where revenue growth is low, interest rates could rise, and merger and acquisition activity remains healthy.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Large Cap Value Class A returned 20.29%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 17.78%.

STRATEGY REVIEW

We employ intensive fundamental research to identify individual investment ideas using a bottom up stock selection process. Our strategy emphasizes companies that we believe possess leading competitive positions, strong balance sheets, healthy free cash flows that investor oriented managements will use to enhance shareholder value, and prospects for catalysts that can propel stock prices higher in the near to intermediate term.

Additionally, as contrarian investors, we typically seek stocks that are down in price or have significantly underperformed the market averages, thus avoiding momentum plays. We believe the Fund is diversified by industry and sector, and sector overweights or underweights typically occur only as the result of identifying more or fewer individual stock ideas in a given sector.

For the year, the Fund significantly outperformed its benchmark, the Russell 1000® Value Index, primarily due to stock selection, but it also benefited from sector positioning.

The three largest individual contributors to performance were three banks Citigroup Inc., JPMorgan Chase & Co. and Morgan Stanley, each of which outperformed an already very strong financials sector. We believe this outperformance was the result of our focus on previously out of favor high-qualtiy companies that subsequently not only reported strong financial results but also benefitted from expectations of a more favorable regulatory environment under President Trump’s administration. We believe they may benefit further from lower corporate tax rates should tax reform be implemented.

The top detractors were industrial products manufacturer General Electric Co. (“GE”) and consumer retailer Macy’s, Inc. GE was purchased after an extended period of underperformance in anticipation that its new CEO would take strategic actions to unlock shareholder value. However, continued disappointing operating results led us to reduce the position. After long avoiding traditional retailing stocks due to the structural problems in the industry, we bought Macy’s, Inc., a retailer that still had strong free cash flow generation, high dividend yield and hidden real estate values. However, the structural problems in traditional retailing worsened, so we exited the position.

John Levin

Jack Murphy

Co-Portfolio Managers

Levin Capital Strategies, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.1%
Repurchase Agreement	4.8
Securities Lending Collateral	0.5
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	13.67%	13.86%	12.82%		11/15/2010
Class A (NAV)	20.29%	15.16%	13.74%		11/15/2010
Russell 1000® Value Index (A)	17.78%	13.48%	12.72%
Class C (POP)	18.37%	14.33%	12.96%		11/15/2010
Class C (NAV)	19.37%	14.33%	12.96%		11/15/2010
Class I (NAV)	20.55%	15.48%	14.11%		11/15/2010
Class I2 (NAV)	20.66%	15.60%	14.23%		11/15/2010
Class R6 (NAV)	20.66%	N/A	11.76%		05/29/2015
Class T1 (POP)	N/A	N/A	3.14	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	5.77	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	8.62	%(B)	12/16/2016

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 95.1%
Aerospace & Defense - 1.6%
United Technologies Corp.	300,000	$ 35,928,000

Automobiles - 1.0%
General Motors Co.	550,000	23,639,000

Banks - 14.6%
Bank of America Corp.	2,065,820	56,582,810
Citigroup, Inc.	1,450,000	106,575,000
Huntington Bancshares, Inc.	4,000,000	55,200,000
JPMorgan Chase & Co.	1,180,000	118,719,800

		337,077,610

Beverages - 2.7%
Cott Corp.	4,216,859	63,252,885

Capital Markets - 2.8%
Morgan Stanley	1,275,000	63,750,000

Chemicals - 4.8%
DowDuPont, Inc.	1,550,000	112,080,500

Communications Equipment - 4.9%
Nokia OYJ, ADR	23,000,000	112,470,000

Construction Materials - 1.2%
Summit Materials, Inc., Class A (A)	900,000	28,260,000

Diversified Telecommunication Services - 3.9%
AT&T, Inc.	2,700,000	90,855,000

Electric Utilities - 1.0%
PG&E Corp.	409,165	23,637,462

Electrical Equipment - 6.4%
Atkore International Group, Inc. (A) (B) (C)	1,911,417	36,909,462
Eaton Corp. PLC	1,400,000	112,028,000

		148,937,462

Electronic Equipment, Instruments & Components - 1.6%
Corning, Inc.	1,200,000	37,572,000

Energy Equipment & Services - 0.6%
Baker Hughes a GE Co.	471,508	14,819,497

Food Products - 8.7%
Pinnacle Foods, Inc.	1,500,000	81,630,000
TreeHouse Foods, Inc. (A) (D)	1,040,000	69,035,200
Tyson Foods, Inc., Class A	700,000	51,037,000

		201,702,200

Household Durables - 1.1%
Whirlpool Corp.	153,425	25,150,960

Household Products - 1.0%
Procter & Gamble Co.	270,000	23,311,800

Industrial Conglomerates - 0.7%
General Electric Co.	750,000	15,120,000

Insurance - 8.2%
American International Group, Inc.	648,376	41,891,573
Athene Holding, Ltd., Class A (A)	790,000	41,182,700
Chubb, Ltd.	700,000	105,574,000

		188,648,273

Life Sciences Tools & Services - 0.3%
Fluidigm Corp. (A) (B) (C)	1,161,226	6,735,111

Media - 1.9%
Walt Disney Co.	440,000	43,036,400

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 8.9%
Hess Corp.	2,100,000	$ 92,736,000
Occidental Petroleum Corp.	1,750,000	112,997,500

		205,733,500

Pharmaceuticals - 9.6%
Allergan PLC	220,000	38,990,600
Merck & Co., Inc.	800,000	44,072,000
Pfizer, Inc.	4,000,000	140,240,000

		223,302,600

Professional Services - 0.7%
Nielsen Holdings PLC	459,543	17,035,259

Semiconductors & Semiconductor Equipment - 4.0%
Intel Corp.	1,600,000	72,784,000
QUALCOMM, Inc.	400,000	20,404,000

		93,188,000

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	400,000	67,616,000

Total Common Stocks (Cost $1,958,219,759)		2,202,859,519

SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (E)	11,524,004	11,524,004

Total Securities Lending Collateral (Cost $11,524,004)		11,524,004

	Principal	Value
REPURCHASE AGREEMENT - 4.8%
Fixed Income Clearing Corp., 0.12% (E), dated 10/31/2017, to be repurchased at $111,495,293 on 11/01/2017. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.13% - 1.70%, due 04/15/2020 - 05/15/2020, and with a total value of $113,728,096.	$ 111,494,921	111,494,921

Total Repurchase Agreement (Cost $111,494,921)		111,494,921

Total Investments (Cost $2,081,238,684)		2,325,878,444
Net Other Assets (Liabilities) - (0.4)%		(9,944,003)

Net Assets - 100.0%		$ 2,315,934,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,202,859,519	$—	$—	$2,202,859,519
Securities Lending Collateral	11,524,004	—	—	11,524,004
Repurchase Agreement	—	111,494,921	—	111,494,921

Total Investments	$2,214,383,523	$111,494,921	$—	$2,325,878,444

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Illiquid security. At October 31, 2017, the value of such securities amounted to $43,644,573 or 1.9% of the Fund’s net assets.
(C)	Restricted securities. At October 31, 2017, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Atkore International Group, Inc.	02/17/2017	$46,460,629	$36,909,462	1.6%

Common Stocks	Fluidigm Corp.	08/10/2017	9,911,574	6,735,111	0.3

Total			$56,372,203	$43,644,573	1.9%

(D)	All or a portion of the security is on loan. The value of the security on loan is $11,290,972. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(E)	Rates disclosed reflect the yields at October 31, 2017.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Core

(unaudited)

MARKET ENVIRONMENT

It was a spectacular year among equity markets across the globe with double-digit gains almost everywhere. Small-caps had a slight edge over their large-cap counterparts, and growth stocks dominated. In the strong market for economically-sensitive, more-volatile stocks, less volatile stocks lagged the broader market, continuing a trend from calendar year 2016. Information technology was easily the best performing sector in the S&P 500®, while telecommunication services and consumer staples were among laggards.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Large Core Class R4 returned 25.08%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 23.67% and 23.63%, respectively.

STRATEGY REVIEW

The Fund invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment.

The Fund outperformed its benchmarks for the period. Despite inconsistent value trends in the market, our eclectic approach — incorporating measures of management, momentum and sentiment — paid off. Value was particularly strong at the end of 2016 but weaker in 2017. Momentum trends were reliable contributors to the year’s strong performance.

On a sector basis, our holdings and underweight in energy were the largest contributors compared to the S&P 500®, followed by our holdings and underweight in consumer staples. Our financial holdings Bank of America Corp. and Allstate Corp. also aided performance as did information technology holdings Applied Materials, Inc. and Lam Research Corp.

Relative detractors included our overweight and holdings (lack of exposure to UnitedHealth Group, Inc. primarily) in health care. Other relative individual detractors included having no exposure to Amazon.com, Inc. and Facebook Inc., being underweight in Apple, Inc. and holding Bed Bath & Beyond, Inc.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J. W. Whitehead

Co-Portfolio Managers

AJO, LP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.3%
Securities Lending Collateral	0.3
Net Other Assets (Liabilities)	0.4
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Large Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I3 (NAV)	N/A	N/A	11.09	%(A)	03/10/2017
Class R (NAV)	N/A	N/A	10.68	%(A)	03/10/2017
Class R4 (NAV)	25.08%	14.76%	6.80%		09/11/2000
Russell 1000® Index (B)	23.67%	15.18%	7.61%
S&P 500® (C)	23.63%	15.18%	7.51%

(A) Not annualized.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.3%
Aerospace & Defense - 1.8%
Huntington Ingalls Industries, Inc.	5,863	$ 1,365,082
Northrop Grumman Corp.	13,250	3,915,773

		5,280,855

Airlines - 2.6%
American Airlines Group, Inc.	9,062	424,283
Delta Air Lines, Inc.	72,750	3,639,683
Southwest Airlines Co.	64,819	3,491,151

		7,555,117

Auto Components - 1.7%
Lear Corp.	16,081	2,823,663
Magna International, Inc.	37,601	2,051,134

		4,874,797

Automobiles - 1.9%
Fiat Chrysler Automobiles NV (A)	92,500	1,604,875
General Motors Co.	87,425	3,757,526

		5,362,401

Banks - 3.9%
Bank of America Corp.	238,775	6,540,047
Citizens Financial Group, Inc.	88,422	3,360,920
Comerica, Inc.	8,254	648,517
JPMorgan Chase & Co.	8,606	865,850

		11,415,334

Beverages - 2.7%
Dr Pepper Snapple Group, Inc.	30,223	2,588,902
PepsiCo, Inc.	47,875	5,277,261

		7,866,163

Biotechnology - 1.9%
Biogen, Inc. (A)	3,198	996,689
Gilead Sciences, Inc.	39,911	2,991,728
Vertex Pharmaceuticals, Inc. (A)	10,834	1,584,256

		5,572,673

Building Products - 1.1%
Masco Corp.	78,910	3,142,196

Capital Markets - 1.8%
Ameriprise Financial, Inc.	21,188	3,316,770
Morgan Stanley	38,028	1,901,400

		5,218,170

Chemicals - 2.6%
Celanese Corp., Series A	23,970	2,500,311
Chemours Co.	4,340	245,687
Eastman Chemical Co.	11,749	1,066,927
LyondellBasell Industries NV, Class A	36,373	3,765,696

		7,578,621

Communications Equipment - 0.4%
F5 Networks, Inc. (A)	8,586	1,041,224

Construction & Engineering - 1.6%
Jacobs Engineering Group, Inc.	33,837	1,969,652
Quanta Services, Inc. (A)	69,246	2,612,651

		4,582,303

Consumer Finance - 1.6%
Discover Financial Services	56,543	3,761,806
Navient Corp.	63,944	796,742

		4,558,548

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging - 1.0%
WestRock Co.	46,085	$ 2,826,393

Diversified Financial Services - 0.5%
Leucadia National Corp.	57,277	1,449,108

Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	117,269	5,613,667

Electric Utilities - 1.5%
Entergy Corp.	42,204	3,640,517
Pinnacle West Capital Corp.	9,004	789,741

		4,430,258

Electronic Equipment, Instruments & Components - 1.4%
TE Connectivity, Ltd.	43,332	3,941,912

Equity Real Estate Investment Trusts - 0.8%
Host Hotels & Resorts, Inc.	117,522	2,298,730

Food Products - 1.7%
Bunge, Ltd.	12,618	867,866
Conagra Brands, Inc.	28,189	962,936
Hershey Co.	30,258	3,212,795

		5,043,597

Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	60,010	3,868,845

Health Care Providers & Services - 3.8%
Aetna, Inc.	25,377	4,314,852
Express Scripts Holding Co. (A)	24,207	1,483,647
Humana, Inc.	3,618	923,856
Laboratory Corp. of America Holdings (A)	20,445	3,142,601
Quest Diagnostics, Inc.	13,104	1,228,893

		11,093,849

Hotels, Restaurants & Leisure - 2.3%
Carnival Corp.	48,574	3,224,828
Royal Caribbean Cruises, Ltd.	15,204	1,881,799
Wyndham Worldwide Corp.	14,904	1,592,492

		6,699,119

Household Durables - 1.2%
PulteGroup, Inc.	111,545	3,372,005

Independent Power & Renewable Electricity Producers - 0.8%
AES Corp.	229,619	2,440,850

Insurance - 6.3%
Aflac, Inc.	37,519	3,147,469
Allstate Corp.	41,137	3,861,119
Lincoln National Corp.	47,856	3,626,528
Prudential Financial, Inc.	36,083	3,985,728
Unum Group	67,487	3,512,023

		18,132,867

Internet Software & Services - 2.7%
Alphabet, Inc., Class A (A)	1,900	1,962,776
eBay, Inc. (A)	63,805	2,401,620
VeriSign, Inc. (A) (B)	30,861	3,318,175

		7,682,571

IT Services - 2.2%
Cognizant Technology Solutions Corp., Class A	50,113	3,792,051
Mastercard, Inc., Class A	16,513	2,456,639

		6,248,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.7%
Cummins, Inc.	18,248	$ 3,227,706
PACCAR, Inc.	22,422	1,608,330

		4,836,036

Media - 2.1%
News Corp., Class A	153,417	2,095,676
Walt Disney Co.	41,709	4,079,558

		6,175,234

Metals & Mining - 0.2%
Teck Resources, Ltd., Class B	27,139	554,721

Multi-Utilities - 0.7%
Public Service Enterprise Group, Inc.	40,096	1,972,723

Multiline Retail - 1.5%
Wal-Mart Stores, Inc.	48,522	4,236,456

Oil, Gas & Consumable Fuels - 5.5%
Andeavor	20,190	2,144,986
Chevron Corp.	18,980	2,199,592
ConocoPhillips	36,471	1,865,492
Marathon Petroleum Corp.	61,305	3,662,361
Phillips 66	17,740	1,615,759
Southwestern Energy Co. (A)	111,513	618,897
Valero Energy Corp.	48,206	3,802,971

		15,910,058

Pharmaceuticals - 7.8%
Bristol-Myers Squibb Co.	3,531	217,721
Eli Lilly & Co.	27,286	2,235,815
Johnson & Johnson	59,197	8,252,654
Merck & Co., Inc.	88,116	4,854,310
Pfizer, Inc.	171,625	6,017,173
Zoetis, Inc.	17,780	1,134,720

		22,712,393

Real Estate Management & Development - 1.2%
CBRE Group, Inc., Class A (A)	85,252	3,352,109

Road & Rail - 1.2%
JB Hunt Transport Services, Inc.	17,701	1,883,209
Kansas City Southern	15,999	1,667,416

		3,550,625

Semiconductors & Semiconductor Equipment - 5.6%
Applied Materials, Inc.	59,211	3,341,277
Intel Corp.	129,184	5,876,580
KLA-Tencor Corp.	20,836	2,268,832
Lam Research Corp.	13,325	2,779,195

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc. (A)	45,213	$ 2,003,388

		16,269,272

Software - 8.8%
CA, Inc.	41,266	1,336,193
Cadence Design Systems, Inc. (A)	73,413	3,168,505
Citrix Systems, Inc. (A)	29,538	2,440,134
Intuit, Inc.	18,734	2,829,209
Microsoft Corp.	144,584	12,026,497
Synopsys, Inc. (A)	41,574	3,596,983

		25,397,521

Specialty Retail - 1.6%
Bed Bath & Beyond, Inc.	57,493	1,144,111
Best Buy Co., Inc.	21,817	1,221,316
Lowe’s Cos., Inc.	29,474	2,356,446

		4,721,873

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	48,331	8,169,872
HP, Inc.	117,509	2,532,319
Western Digital Corp.	14,759	1,317,536

		12,019,727

Textiles, Apparel & Luxury Goods - 0.6%
Michael Kors Holdings, Ltd. (A)	36,581	1,785,519

Tobacco - 1.2%
Altria Group, Inc.	43,322	2,782,139
Philip Morris International, Inc.	5,626	588,704

		3,370,843

Trading Companies & Distributors - 0.4%
United Rentals, Inc. (A)	8,360	1,182,773

Total Common Stocks (Cost $263,071,541)		287,238,746

SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	996,640	996,640

Total Securities Lending Collateral (Cost $996,640)		996,640

Total Investments (Cost $264,068,181)		288,235,386
Net Other Assets (Liabilities) - 0.4%		1,018,328

Net Assets - 100.0%		$ 289,253,714

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$287,238,746	$—	$—	$287,238,746
Securities Lending Collateral	996,640	—	—	996,640

Total Investments	$288,235,386	$—	$—	$288,235,386

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $976,389. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

Equity returns were strong in the 12 month period ended October 31, 2017, as global gross domestic product (“GDP”) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the U.S., solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, and accumulating cash on company balance sheets.

Wellington Management Company LLP

U.S. equities rose for the twelfth consecutive month, as measured by the S&P 500®, for the year ending October 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Following the November election, the reflation trading theme dominated the narrative, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record-highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (“Fed”) hiked policy interest rates by 25 basis points in June, the latest of three hikes during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable.

On legislative policy, both the White House and Congress began to focus on taxes. The initial blueprint, while lacking in detail, appeared to provide stimulus to both consumers and corporations. President Trump and Congress would like to achieve tax cuts for the middle class while at the same time providing incentives for increased investment. We believe the magnitude of the stimulus from these initiatives is likely going to depend on the appetite for lawmakers to absorb the increases to the deficit.

We believe the market will remain focused on changes to the Fed’s bond buying program and its impact on interest rates. We would not be surprised by a pick-up in volatility from very low levels with the increased supply of bonds. With tight labor markets we continue to expect the Fed to remain on the slow path to interest rate normalization.

Returns varied by market cap, as small-cap stocks, as measured by the Russell 2000® Index, outperformed mid- and large-cap stocks, as measured by the S&P MidCap 400 and the S&P 500®.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Large Growth Class R4 returned 29.03%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 29.71% and 23.63%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

Information technology positions were major contributors to Fund outperformance. Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continues to grow. Nowhere is this more dramatic than China. Alibaba Group Holding, Ltd. reported financial results that beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what we believe will be long-term growth.

Tencent Holdings, Ltd., China’s largest and most visited Internet service portal, continues to perform well fundamentally driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

The technology of social media has clearly changed how we interact with friends and family, and how and when we consume and share information. Facebook, Inc.’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. We believe the company’s opportunities to monetize its businesses remain substantial.

Both NVIDIA Corp. and Adobe Systems, Inc. are benefiting from technological advances beyond the Internet and mobile connectivity. NVIDIA Corp. has transformed itself from a personal-computer-centric graphics provider to the driver of high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced and standardized around its architecture and platform. Adobe Systems, Inc., while historically best known for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital media, document, creative, marketing, and analytics services.

Transamerica Funds	Annual Report 2017

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Apple, Inc.’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of the company’s hardware products.

Technological and behavioral changes are transforming industries well beyond information technology. Within the consumer discretionary sector, notable holdings include Amazon.com, Inc. in retail, Netflix, Inc. in media and entertainment, and Tesla, Inc. in autos and replaceable power. Amazon.com, Inc.’s scale dominance allows an advantageous cost structure and the ability to aggressively invest in its businesses. The long-term positioning of Netflix, Inc. has been strengthened by exclusive deals and original content, international expansion, and scale advantage, which enables the company to fund content costs with a global subscriber base. We believe Tesla, Inc. is positioned to drive rapid growth in the adoption of electric autos, and with its Model 3, target the mainstream automotive market.

However, technological change affected other consumer discretionary holdings negatively, with the incursion of online competition weighing on the stocks of both O’Reilly Automotive, Inc. and Ulta Beauty, Inc.

The Fund’s health care positions lagged the benchmark sector. Notable detractors included Alexion Pharmaceuticals, Inc., which makes drugs for rare genetic diseases; it declined on material and unanticipated management changes and on an investigation into sales practices. Allergan PLC’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.

In information technology, cellphone chipmaker QUALCOMM, Inc. fell on new and ongoing antitrust litigation. Internet security hardware and software maker Palo Alto Networks, Inc. declined on weaker-than-projected product revenue and a lowered outlook.

The Fund’s positions in O’Reilly Automotive, Inc., Ulta Beauty, Inc., Allergan PLC, and Palo Alto Networks, Inc. were eliminated.

Wellington Management Company LLP

The Fund’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark relative outperformance largely via stock selection.

During the period, stock selection within the health care, industrials, and financials sectors detracted from relative performance. This was partially offset by favorable stock selection within the consumer staples, information technology, and consumer discretionary sectors. Sector allocation, a result of the bottom-up stock selection process, modestly contributed to relative performance. The Fund’s overweight allocation to financials and information technology, along with an underweight exposure to telecommunications services and real estate sectors, contributed to relative performance. The Fund’s overweight allocation to the weaker performing consumer staples sector detracted during the period.

The Fund’s largest relative detractors during the period included Allergan PLC, a pharmaceutical company; Advance Auto Parts, Inc., an auto parts distributor; and Walgreens Boots Alliance, Inc., a global pharmacy-led health and wellbeing enterprise. We eliminated our positions in Advance Auto Parts, Inc. and Walgreens Boots Alliance, Inc. during the period.

The Fund’s largest relative contributors during the period included Adobe Systems, Inc., a computer software company; Hilton Worldwide Holdings, Inc., an international chain of service hotels and resorts; and PayPal Holdings, Inc., an electronic payment company. Not holding PepsiCo, Inc., General Electric Co., Walt Disney Co., and Celgene Corp. also aided relative performance.

Michael A. Del Balso

Blair A. Boyer

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

David Siegle, CFA

Douglas McLane, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	0.3
Net Other Assets (Liabilities)	1.0
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I3 (NAV)	N/A	N/A	17.49	%(A)	03/10/2017
Class R (NAV)	N/A	N/A	17.10	%(A)	03/10/2017
Class R4 (NAV)	29.03%	16.58%	7.85%		09/11/2000
Russell 1000® Growth Index (B)	29.71%	16.83%	9.13%
S&P 500® (C)	23.63%	15.18%	7.51%

(A) Not annualized.

(B) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 2.4%
Boeing Co.	69,390	$ 17,901,232
General Dynamics Corp.	14,700	2,983,806

		20,885,038

Air Freight & Logistics - 0.7%
FedEx Corp.	28,198	6,367,390

Automobiles - 0.7%
Tesla, Inc. (A)	18,290	6,063,684

Banks - 1.6%
JPMorgan Chase & Co.	79,068	7,955,032
M&T Bank Corp.	15,933	2,657,146
SVB Financial Group (A)	13,375	2,932,870

		13,545,048

Beverages - 1.3%
Monster Beverage Corp. (A)	188,893	10,942,571

Biotechnology - 4.5%
AbbVie, Inc.	65,288	5,892,242
Alexion Pharmaceuticals, Inc. (A)	28,752	3,440,464
Biogen, Inc. (A)	10,964	3,417,040
BioMarin Pharmaceutical, Inc. (A)	54,848	4,502,472
Celgene Corp. (A)	48,255	4,872,308
Incyte Corp. (A)	22,344	2,530,458
Regeneron Pharmaceuticals, Inc. (A)	16,620	6,691,545
TESARO, Inc. (A) (B)	20,573	2,381,736
Vertex Pharmaceuticals, Inc. (A)	31,064	4,542,489

		38,270,754

Building Products - 0.4%
Fortune Brands Home & Security, Inc.	46,886	3,097,289

Capital Markets - 1.6%
BlackRock, Inc.	6,787	3,195,523
Goldman Sachs Group, Inc.	27,519	6,672,807
Intercontinental Exchange, Inc.	58,495	3,866,520

		13,734,850

Chemicals - 1.8%
Albemarle Corp.	49,257	6,939,819
PPG Industries, Inc.	47,576	5,530,234
Sherwin-Williams Co.	6,493	2,565,709

		15,035,762

Consumer Finance - 0.5%
Capital One Financial Corp.	44,501	4,102,102

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	65,321	3,930,365

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	105,822	5,065,699

Electrical Equipment - 0.8%
AMETEK, Inc.	58,396	3,941,146
Eaton Corp. PLC	38,320	3,066,366

		7,007,512

Electronic Equipment, Instruments & Components - 0.5%
CDW Corp.	22,358	1,565,060
Corning, Inc.	83,874	2,626,095

		4,191,155

Energy Equipment & Services - 0.2%
Baker Hughes a GE Co.	55,095	1,731,636

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 0.7%
Crown Castle International Corp.	55,745	$ 5,969,175

Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	64,974	10,466,012

Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	60,824	3,921,323
Boston Scientific Corp. (A)	110,924	3,121,402
Hologic, Inc. (A)	69,833	2,643,179
Medtronic PLC	48,244	3,884,607

		13,570,511

Health Care Providers & Services - 2.5%
Aetna, Inc.	27,092	4,606,453
UnitedHealth Group, Inc.	78,626	16,528,757

		21,135,210

Hotels, Restaurants & Leisure - 3.2%
Hilton Worldwide Holdings, Inc.	58,186	4,205,684
Marriott International, Inc., Class A	73,151	8,740,081
McDonald’s Corp.	51,368	8,573,833
Starbucks Corp.	108,308	5,939,611

		27,459,209

Household Durables - 0.5%
Mohawk Industries, Inc. (A)	15,842	4,146,802

Household Products - 0.5%
Colgate-Palmolive Co.	59,228	4,172,613

Insurance - 0.5%
Allstate Corp.	43,198	4,054,564

Internet & Direct Marketing Retail - 8.6%
Amazon.com, Inc. (A)	31,801	35,149,009
Netflix, Inc. (A)	95,450	18,749,243
Priceline Group, Inc. (A)	8,986	17,180,873
Wayfair, Inc., Class A (A)	32,835	2,295,167

		73,374,292

Internet Software & Services - 14.9%
Alibaba Group Holding, Ltd., ADR (A)	101,345	18,737,677
Alphabet, Inc., Class A (A)	27,217	28,116,250
Alphabet, Inc., Class C (A)	18,425	18,731,592
eBay, Inc. (A)	91,723	3,452,454
Facebook, Inc., Class A (A)	217,981	39,249,659
GoDaddy, Inc., Class A (A)	121,507	5,674,377
Tencent Holdings, Ltd.	290,119	13,008,386

		126,970,395

IT Services - 7.0%
FleetCor Technologies, Inc. (A)	31,481	5,202,865
Global Payments, Inc.	48,026	4,992,303
Mastercard, Inc., Class A	180,218	26,811,032
PayPal Holdings, Inc. (A)	128,544	9,327,152
Visa, Inc., Class A	120,482	13,250,610

		59,583,962

Life Sciences Tools & Services - 1.2%
Illumina, Inc. (A)	20,697	4,246,817
Thermo Fisher Scientific, Inc.	31,964	6,195,582

		10,442,399

Machinery - 3.0%
Caterpillar, Inc.	37,650	5,112,870
Illinois Tool Works, Inc.	24,408	3,820,340

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Middleby Corp. (A)	25,455	$ 2,950,235
Nordson Corp.	28,655	3,630,302
Parker-Hannifin Corp.	32,094	5,860,685
Snap-on, Inc.	25,374	4,003,510

		25,377,942

Media - 1.8%
Charter Communications, Inc., Class A (A)	18,493	6,179,806
Comcast Corp., Class A	259,833	9,361,783

		15,541,589

Multiline Retail - 0.6%
Dollar Tree, Inc. (A)	53,081	4,843,641

Oil, Gas & Consumable Fuels - 0.5%
Concho Resources, Inc. (A)	30,101	4,039,855

Personal Products - 1.2%
Estee Lauder Cos., Inc., Class A	95,045	10,626,981

Pharmaceuticals - 2.0%
Allergan PLC	25,061	4,441,561
Bristol-Myers Squibb Co.	209,342	12,908,028

		17,349,589

Professional Services - 0.6%
Equifax, Inc.	19,188	2,082,474
IHS Markit, Ltd. (A)	62,313	2,655,157

		4,737,631

Road & Rail - 0.4%
JB Hunt Transport Services, Inc.	28,582	3,040,839

Semiconductors & Semiconductor Equipment - 5.1%
Broadcom, Ltd.	33,902	8,947,077
Lam Research Corp.	23,342	4,868,441
Micron Technology, Inc. (A)	72,356	3,206,094
NVIDIA Corp.	75,965	15,710,322
QUALCOMM, Inc.	84,748	4,322,995
Texas Instruments, Inc.	62,194	6,013,538

		43,068,467

Software - 11.3%
Activision Blizzard, Inc.	102,539	6,715,279
Adobe Systems, Inc. (A)	103,615	18,149,203
Electronic Arts, Inc. (A)	38,367	4,588,693

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	327,386	$ 27,231,968
Red Hat, Inc. (A)	49,525	5,984,106
salesforce.com, Inc. (A)	163,523	16,734,944
ServiceNow, Inc. (A)	32,073	4,053,065
Splunk, Inc. (A)	47,057	3,166,936
Workday, Inc., Class A (A)	85,505	9,490,200

		96,114,394

Specialty Retail - 1.5%
Home Depot, Inc.	32,911	5,455,985
Industria de Diseno Textil SA	47,749	1,785,137
TJX Cos., Inc.	73,716	5,145,377

		12,386,499

Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	319,286	53,972,105
NetApp, Inc.	115,104	5,112,920

		59,085,025

Textiles, Apparel & Luxury Goods - 2.5%
adidas AG	26,186	5,828,558
Kering	7,921	3,630,735
NIKE, Inc., Class B	129,722	7,133,413
VF Corp.	71,548	4,983,318

		21,576,024

Tobacco - 0.8%
Altria Group, Inc.	108,739	6,983,219

Total Common Stocks (Cost $714,621,383)		840,087,694

SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	2,408,398	2,408,398

Total Securities Lending Collateral (Cost $2,408,398)		2,408,398

Total Investments (Cost $717,029,781)		842,496,092
Net Other Assets (Liabilities) - 1.0%		8,170,878

Net Assets - 100.0%		$ 850,666,970

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$815,834,878	$24,252,816	$—	$840,087,694
Securities Lending Collateral	2,408,398	—	—	2,408,398

Total Investments	$818,243,276	$24,252,816	$—	$842,496,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $2,357,888. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

It was a spectacular year among equity markets across the globe with double-digit gains almost everywhere. Small-caps had a slight edge over their large-cap counterparts, and growth stocks dominated. In the strong market for economically-sensitive, more-volatile stocks, less volatile stocks lagged the broader market, continuing a trend from calendar year 2016. Financials, which benefited from higher interest rates, were easily the best-performing stocks in the Russell 1000® Value Index, while telecommunication services and real estate were among laggards.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Large Value Opportunities Class R4 returned 21.17%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned 17.78% and 23.63%, respectively.

STRATEGY REVIEW

The Fund invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment.

The Fund outperformed its primary benchmark for the period. Despite inconsistent value trends in the market, our eclectic approach — incorporating measures of management, momentum and sentiment — paid off. Value was particularly strong at the end of 2016 but weaker in 2017. Momentum trends were reliable contributors to the year’s strong performance.

On a sector basis, our holdings (Applied Materials, Inc. and Microsoft Corp.) and overweight in information technology were the largest contributors compared to the Russell 1000® Value Index, followed by our holdings (Owens Corning and having no exposure to General Electric Co.) and overweight in industrials. Our holdings and underweight in energy also aided performance as did financial holdings Bank of America Corp., Citizens Financial Group, Inc. and Allstate Corp.

Relative detractors included our overweight in health care. Other relative individual detractors included having no exposure to Berkshire Hathaway, Inc. and Wells Fargo & Co.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J. W. Whitehead

Co-Portfolio Managers

AJO, LP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Master Limited Partnership	0.8
Net Other Assets (Liabilities)	0.7
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class I3 (NAV)	N/A	N/A	7.94	%(A)	05/05/2017
Class R (NAV)	N/A	N/A	7.69	%(A)	05/05/2017
Class R4 (NAV)	21.17%	12.87%	4.28%		09/11/2000
Russell 1000® Value Index (B)	17.78%	13.48%	5.99%
S&P 500® (C)	23.63%	15.18%	7.51%

(A) Not annualized.

(B) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 1.1%
Huntington Ingalls Industries, Inc.	13,358	$ 3,110,143
Spirit Aerosystems Holdings, Inc., Class A	58,455	4,682,246

		7,792,389

Airlines - 2.4%
Delta Air Lines, Inc.	193,411	9,676,352
JetBlue Airways Corp. (A)	41,934	803,036
Southwest Airlines Co.	22,597	1,217,075
United Continental Holdings, Inc. (A)	82,873	4,846,413

		16,542,876

Auto Components - 2.6%
Dana, Inc.	160,944	4,907,183
Lear Corp.	39,969	7,018,157
Tenneco, Inc.	75,886	4,409,735
Visteon Corp. (A)	14,253	1,796,448

		18,131,523

Automobiles - 1.8%
Fiat Chrysler Automobiles NV (A)	120,687	2,093,919
General Motors Co.	234,226	10,067,034

		12,160,953

Banks - 9.4%
Bank of America Corp.	871,711	23,876,164
Citigroup, Inc.	104,323	7,667,741
Citizens Financial Group, Inc.	260,747	9,910,993
JPMorgan Chase & Co.	165,443	16,645,220
Popular, Inc.	31,511	1,155,824
Synovus Financial Corp.	111,888	5,241,953

		64,497,895

Beverages - 1.4%
PepsiCo, Inc.	86,070	9,487,496

Biotechnology - 0.8%
Exelixis, Inc. (A)	78,129	1,936,818
Gilead Sciences, Inc.	15,468	1,159,481
Vertex Pharmaceuticals, Inc. (A)	18,270	2,671,622

		5,767,921

Building Products - 1.3%
Masco Corp.	69,911	2,783,856
Owens Corning	72,514	5,996,183

		8,780,039

Capital Markets - 4.1%
Ameriprise Financial, Inc.	47,192	7,387,436
Evercore, Inc., Class A	58,706	4,702,350
LPL Financial Holdings, Inc.	51,780	2,568,806
Morgan Stanley	54,891	2,744,550
S&P Global, Inc.	39,993	6,257,705
SEI Investments Co.	66,295	4,276,690

		27,937,537

Chemicals - 2.9%
Cabot Corp.	57,367	3,497,093
Chemours Co.	62,741	3,551,768
LyondellBasell Industries NV, Class A	87,257	9,033,717
Trinseo SA	54,400	3,862,400

		19,944,978

Construction & Engineering - 0.9%
Quanta Services, Inc. (A)	170,014	6,414,628

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance - 0.3%
Navient Corp.	162,951	$ 2,030,370

Containers & Packaging - 0.2%
WestRock Co.	26,334	1,615,064

Diversified Financial Services - 1.6%
Leucadia National Corp.	125,242	3,168,623
Voya Financial, Inc.	191,944	7,708,471

		10,877,094

Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	269,996	12,924,709

Electric Utilities - 4.0%
American Electric Power Co., Inc.	145,391	10,818,544
Edison International	8,642	690,928
Entergy Corp.	113,525	9,792,667
Portland General Electric Co.	125,957	6,013,187

		27,315,326

Electronic Equipment, Instruments & Components - 1.3%
Jabil, Inc.	132,345	3,742,717
Vishay Intertechnology, Inc.	224,888	5,003,758

		8,746,475

Energy Equipment & Services - 0.1%
Oceaneering International, Inc.	36,454	737,100

Equity Real Estate Investment Trusts - 2.6%
Gaming and Leisure Properties, Inc.	134,893	4,928,990
Hospitality Properties Trust	173,239	4,951,171
Host Hotels & Resorts, Inc.	169,723	3,319,782
Mack-Cali Realty Corp.	99,120	2,256,962
Ryman Hospitality Properties, Inc.	27,271	1,803,431
Senior Housing Properties Trust	45,160	830,944

		18,091,280

Food Products - 3.9%
Bunge, Ltd.	61,619	4,238,155
Dean Foods Co.	178,328	1,738,698
Hershey Co.	55,415	5,883,965
Ingredion, Inc.	74,760	9,371,166
Nomad Foods, Ltd. (A)	99,873	1,508,082
Sanderson Farms, Inc.	25,325	3,787,860

		26,527,926

Gas Utilities - 0.4%
Southwest Gas Holdings, Inc.	33,441	2,755,204

Health Care Equipment & Supplies - 1.4%
Baxter International, Inc.	147,670	9,520,285

Health Care Providers & Services - 1.6%
Aetna, Inc.	66,328	11,277,750

Independent Power & Renewable Electricity Producers - 0.9%
AES Corp.	575,398	6,116,481

Insurance - 9.3%
Aflac, Inc.	73,504	6,166,251
Allstate Corp.	110,068	10,330,983
Assured Guaranty, Ltd.	115,851	4,298,072
CNO Financial Group, Inc.	214,888	5,150,865
Lincoln National Corp.	125,376	9,500,993
Prudential Financial, Inc.	104,443	11,536,774
Reinsurance Group of America, Inc.	63,348	9,462,924
Unum Group	150,951	7,855,490

		64,302,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 1.3%
VeriSign, Inc. (A)	80,904	$ 8,698,798

Leisure Products - 0.4%
Brunswick Corp.	59,389	3,008,053

Life Sciences Tools & Services - 0.4%
Bruker Corp.	77,892	2,445,809

Machinery - 1.5%
Cummins, Inc.	40,826	7,221,303
Oshkosh Corp.	32,431	2,969,382

		10,190,685

Media - 0.6%
AMC Networks, Inc., Class A (A)	28,382	1,444,076
John Wiley & Sons, Inc., Class A	38,332	2,094,844
News Corp., Class A	34,752	474,712

		4,013,632

Metals & Mining - 0.4%
Alcoa Corp. (A)	52,014	2,485,229
Teck Resources, Ltd., Class B	23,185	473,901

		2,959,130

Multi-Utilities - 0.4%
Public Service Enterprise Group, Inc.	50,481	2,483,665

Multiline Retail - 1.2%
Wal-Mart Stores, Inc.	95,907	8,373,640

Oil, Gas & Consumable Fuels - 9.9%
Andeavor	52,988	5,629,445
Chevron Corp.	69,155	8,014,373
ConocoPhillips	130,018	6,650,421
Exxon Mobil Corp.	223,792	18,653,063
HollyFrontier Corp.	47,042	1,738,202
Marathon Petroleum Corp.	161,414	9,642,872
Phillips 66	46,063	4,195,418
Southwestern Energy Co. (A)	357,342	1,983,248
Valero Energy Corp.	129,081	10,183,200
World Fuel Services Corp.	62,882	1,748,120

		68,438,362

Paper & Forest Products - 0.3%
Louisiana-Pacific Corp. (A)	79,463	2,159,804

Personal Products - 0.5%
Nu Skin Enterprises, Inc., Class A	57,008	3,626,279

Pharmaceuticals - 10.1%
Bristol-Myers Squibb Co.	43,958	2,710,450
Eli Lilly & Co.	53,049	4,346,835
Johnson & Johnson	190,653	26,578,935
Merck & Co., Inc.	283,402	15,612,616
Pfizer, Inc.	578,047	20,266,328

		69,515,164

Professional Services - 0.8%
ManpowerGroup, Inc.	42,343	5,220,045

Real Estate Management & Development - 1.6%
CBRE Group, Inc., Class A (A)	162,713	6,397,875
Jones Lang LaSalle, Inc.	11,806	1,528,759
Realogy Holdings Corp.	85,354	2,759,495

		10,686,129

Road & Rail - 0.8%
Old Dominion Freight Line, Inc.	6,526	790,494

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (continued)
Ryder System, Inc., Class A	54,223	$ 4,396,401

		5,186,895

Semiconductors & Semiconductor Equipment - 2.1%
Advanced Energy Industries, Inc. (A)	11,757	996,053
Amkor Technology, Inc. (A)	175,540	2,030,998
Applied Materials, Inc.	86,714	4,893,271
Entegris, Inc.	67,062	2,196,280
Lam Research Corp.	6,903	1,439,759
Micron Technology, Inc. (A)	72,268	3,202,195

		14,758,556

Software - 4.8%
Aspen Technology, Inc. (A)	83,484	5,386,388
Cadence Design Systems, Inc. (A)	144,630	6,242,231
Citrix Systems, Inc. (A)	25,577	2,112,916
Intuit, Inc.	31,175	4,708,048
Microsoft Corp.	113,576	9,447,251
Synopsys, Inc. (A)	60,884	5,267,684

		33,164,518

Specialty Retail - 0.8%
Aaron’s, Inc.	50,098	1,843,606
Best Buy Co., Inc.	48,668	2,724,435
Office Depot, Inc.	408,614	1,266,703

		5,834,744

Textiles, Apparel & Luxury Goods - 0.4%
Michael Kors Holdings, Ltd. (A)	58,024	2,832,151

Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (A)	203,573	2,911,094
Radian Group, Inc.	20,516	430,015

		3,341,109

Tobacco - 0.7%
Philip Morris International, Inc.	43,971	4,601,125

Trading Companies & Distributors - 0.2%
AerCap Holdings NV (A)	30,032	1,580,885

Wireless Telecommunication Services - 0.6%
Telephone & Data Systems, Inc.	142,431	4,151,864

Total Common Stocks (Cost $628,438,911)		677,566,693

MASTER LIMITED PARTNERSHIP - 0.8%
Capital Markets - 0.8%
Lazard, Ltd., Class A	113,218	5,382,383

Total Master Limited Partnership (Cost $4,999,575)		5,382,383

Total Investments (Cost $633,438,486)		682,949,076
Net Other Assets (Liabilities) - 0.7%		5,069,969

Net Assets - 100.0%		$ 688,019,045

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$677,566,693	$—	$—	$677,566,693
Master Limited Partnership	5,382,383	—	—	5,382,383

Total Investments	$682,949,076	$—	$—	$682,949,076

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

The markets have taken on a more optimistic outlook for the domestic and world economy, seemingly unaffected by the surrounding and increasing headwinds. The most recent quarter saw a number of domestic and world equity market indices reach record highs. More specifically, the U.S. domestic economy continued its upward trend supported by expansion in global economic activity, an accommodative U.S. Federal Reserve (“Fed”), low inflation levels and increasing demand. The expansion is now entering its ninth year despite unsuccessful policy initiatives in Washington, destructive natural disasters as well as increasing geopolitical tensions and threats from North Korea.

However, there is concern the domestic economy may record a slowdown in gross domestic product (“GDP”) for the third and fourth quarters due to the effects of Hurricanes Harvey, Irma and Maria, as well as the devastating fires in California. The economic impact as a result from these catastrophes is estimated to reach over $300 billion. It is anticipated that the impact to third quarter GDP will be temporary in nature as the subsequent rebuilding and recovery efforts that may occur later in the fourth quarter could provide a short-term lift in economic activity.

Employment has been increasing thereby benefiting consumer spending and possibly stronger wage growth. Policy initiatives regarding tax reform are currently being debated in Congress and may result in more favorable tax treatment of both individuals and business. A reduction in the corporate tax rate may result in increased investment and domestic economic activity.

The positive factors noted above continue to support and drive the equity markets. However, while the economy is in the midst of one of its longest expansions, the sustainability of the directional up-trend needs to be viewed with caution.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Mid Cap Growth Class R4 returned 24.18%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 26.25%.

STRATEGY REVIEW

The Fund underperformed its benchmark on a relative basis through the fiscal year ending October 31, 2017. Stock selection in the Consumer Discretionary, Consumer Staples, Materials, and Information Technology sectors positively impacted relative performance, while stock selection in the Energy, Financial Services, Durables and Health Care sectors detracted from relative performance.

For the fiscal year ending October 31, 2017, top contributors included Micron Techonolgy, Inc., IAC/InterActive Corp, Wyndham Worldwide Corp. (no longer held at period end), Spirit Aerosystems Holdings, Inc., and Air Lease Corp. Top detractors included Signet Jewelers, Ltd. (no longer held at period end), Uniti Group, Inc., DexCom, Inc., Cardinal Health, Inc., and Weatherford International, Ltd. (no longer held at period end).

The philosophy of the sub-adviser’s concentrated equity team is built upon fundamental research, constant discovery, flexibility, and the belief that no single measure of value can be universally applied across all sectors or industries. The research effort seeks companies that exhibit under-recognized growth characteristics, that are attractively valued at purchase, that include an identifiable catalyst, and that present a favorable upside/downside return profile.

Howard Aschwald, CFA

Timothy D. Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	2.3
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	N/A	N/A	2.54	%(A)	03/10/2017
Class A (NAV)	N/A	N/A	8.52	%(A)	03/10/2017
Class C (POP)	N/A	N/A	7.00	%(A)	03/10/2017
Class C (NAV)	N/A	N/A	8.00	%(A)	03/10/2017
Class I (NAV)	N/A	N/A	8.77	%(A)	03/10/2017
Class I2 (NAV)	N/A	N/A	8.82	%(A)	03/10/2017
Class I3 (NAV)	N/A	N/A	8.16	%(A)	03/10/2017
Class R (NAV)	N/A	N/A	7.70	%(A)	03/10/2017
Class R4 (NAV)	24.18%	12.67%	5.97%		11/07/2001
Russell Midcap® Growth Index (B)	26.25%	15.34%	8.23%
Class T1 (POP)	N/A	N/A	4.89	%(A)	03/17/2017
Class T1 (NAV)	N/A	N/A	7.60	%(A)	03/17/2017
Advisor Class (NAV)	N/A	N/A	8.69	%(A)	03/10/2017

(A) Not annualized.

(B) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% or T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 3.4%
Spirit Aerosystems Holdings, Inc., Class A	105,543	$ 8,453,994

Airlines - 3.1%
JetBlue Airways Corp. (A)	414,106	7,930,130

Auto Components - 5.4%
Delphi Automotive PLC	80,437	7,993,829
Goodyear Tire & Rubber Co.	185,065	5,661,138

		13,654,967

Banks - 9.8%
CIT Group, Inc.	213,410	9,949,174
FNB Corp.	774,437	10,447,155
SVB Financial Group (A)	19,605	4,298,985

		24,695,314

Biotechnology - 2.8%
BioMarin Pharmaceutical, Inc. (A)	86,240	7,079,442

Chemicals - 5.9%
Eastman Chemical Co.	85,886	7,799,308
Olin Corp.	195,365	7,136,683

		14,935,991

Communications Equipment - 1.9%
Motorola Solutions, Inc.	52,494	4,752,807

Construction & Engineering - 0.9%
MasTec, Inc. (A)	53,854	2,345,342

Construction Materials - 2.5%
Eagle Materials, Inc.	59,074	6,236,442

Consumer Finance - 7.0%
Ally Financial, Inc.	364,512	9,524,699
Discover Financial Services	123,221	8,197,893

		17,722,592

Diversified Consumer Services - 2.3%
ServiceMaster Global Holdings, Inc. (A)	123,625	5,823,974

Electronic Equipment, Instruments & Components - 2.7%
Dolby Laboratories, Inc., Class A	119,061	6,898,394

Equity Real Estate Investment Trusts - 1.3%
Uniti Group, Inc. (B)	192,509	3,368,907

Health Care Equipment & Supplies - 1.2%
DexCom, Inc. (A) (B)	65,871	2,962,219

Health Care Providers & Services - 6.0%
Cardinal Health, Inc.	116,010	7,181,019
Universal Health Services, Inc., Class B	77,665	7,976,195

		15,157,214

Household Durables - 2.2%
Whirlpool Corp.	34,220	5,609,685

Internet Software & Services - 1.9%
IAC/InterActiveCorp (A)	37,430	4,830,341

Life Sciences Tools & Services - 2.6%
Bio-Techne Corp.	50,494	6,615,724

Machinery - 6.1%
Crane Co.	62,294	5,177,877
Ingersoll-Rand PLC	86,198	7,637,143
ITT, Inc.	56,150	2,618,836

		15,433,856

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 4.7%
Cheniere Energy, Inc. (A)	93,606	$ 4,375,145
Rice Energy, Inc. (A)	260,841	7,394,842

		11,769,987

Professional Services - 2.5%
Dun & Bradstreet Corp.	53,143	6,208,697

Road & Rail - 2.5%
Ryder System, Inc., Class A	79,135	6,416,266

Semiconductors & Semiconductor Equipment - 7.9%
Cavium, Inc. (A)	57,059	3,936,500
Micron Technology, Inc. (A)	182,071	8,067,566
Skyworks Solutions, Inc.	69,678	7,933,537

		19,937,603

Software - 8.3%
Fortinet, Inc. (A)	151,084	5,954,220
Workday, Inc., Class A (A)	70,940	7,873,631
Zynga, Inc., Class A (A)	1,796,101	7,004,794

		20,832,645

Trading Companies & Distributors - 4.1%
Air Lease Corp.	235,977	10,253,201

Total Common Stocks (Cost $214,702,978)		249,925,734

SECURITIES LENDING COLLATERAL - 2.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	5,699,392	5,699,392

Total Securities Lending Collateral (Cost $5,699,392)		5,699,392

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $2,764,712 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $2,822,695.	$ 2,764,703	2,764,703

Total Repurchase Agreement (Cost $2,764,703)		2,764,703

Total Investments (Cost $223,167,073)		258,389,829
Net Other Assets (Liabilities) - (2.4)%		(6,008,871)

Net Assets - 100.0%		$ 252,380,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$249,925,734	$—	$—	$249,925,734
Securities Lending Collateral	5,699,392	—	—	5,699,392
Repurchase Agreement	—	2,764,703	—	2,764,703

Total Investments	$255,625,126	$2,764,703	$—	$258,389,829

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,553,434. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets have remained resilient and moved decisively higher over the past 12 months, with the S&P 500® posting an impressive 23.63% return. While the economic backdrop has generally been positive, the bull market has also been notably impacted by post-election rhetoric and other macro factors. At times the market has priced in a high degree of certainty for specific pro-business policy changes occurring in Washington D.C., which has caused meaningful dispersion amongst pockets of the markets. These changes include bank deregulation, a more hawkish interest rate environment, health care overhaul, and tax reform, to name a few. While November and December 2016 continued the trend of small cap and value style leadership, 2017 has seen a shift in leadership to large cap and growth styles of investing. With this backdrop, the Russell MidCap® Value Index posted a return of 17.12%.

Valuation levels remain elevated relative to history, making the market more vulnerable to negative news and to appear to have a lower threshold for error or disappointment. The Russell MidCap® Value Index is now trading at 10.6x cash flow and 17.1x earnings expected over the next twelve months as of October 31, 2017. We continue to remain patient in environments with this backdrop, as we look to add value over time by staying true to our philosophy of investing in companies priced at a discount to their intrinsic value with improving fundamentals and strong cash flow.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Mid Cap Value Opportunities Class A returned 8.77%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned 17.12%.

STRATEGY REVIEW

The Fund underperformed the benchmark over the past 12 months. During this period, the market environment can be characterized as being macro driven with fairly wide dispersion in returns amongst sectors. This was most notable in the fourth quarter of 2016 and the July through October 2017 time period. Both environments posed headwinds for our portfolio positioning. Specifically, low quality and higher beta stocks performed well in November and December, while low quality, high momentum and less value oriented factors made a meaningful move in the market during the third quarter and extending through October 2017. Outside of these two macro and factor driven time periods, the Fund had success relative to its benchmark in the first half of 2017.

From a traditional attribution perspective, Financial Services and Energy were the most notable contributors to performance. Within Financial Services, the Fund has benefited from positive stock selection across a variety of industries. Specifically, the Fund’s underweight to equity real estate investment trusts (“REITs”), overweight to insurance, and selection across consumer finance companies have had a meaningfully positive impact on performance. Within Energy, the Fund benefited from stock selection and sector allocation. Our diversified positioning across natural gas producers, refiners, a solar power company, and an off-shore oil driller helped protect capital throughout the year. The top contributors were natural gas supplier Rice Energy, Inc. (“Rice”) and utility-scale solar provider First Solar, Inc.. Rice received a buyout offer from EQT, an integrated energy company with major interests in the Appalachian Basin. First Solar, Inc. shares responded favorably to tariff threats on solar panel importers and consistent execution within its core business.

Consumer Discretionary and Producer Durables were the two most notable detractors from performance. In Consumer Discretionary, holdings in retail and media posed a headwind. Advance Auto Parts, Inc., a fairly recent addition to the Fund and the largest retailer of automotive replacement parts and accessories, was the largest detractor during the year. Management lowered forward guidance due to higher than expected spending needed for the business. We continue to hold the stock and believe the professional installation services segment to be somewhat insulated from competition from Amazon.com, Inc. We also believe the increased investment in the business positions the company for significant margin expansion in the coming years. Within Producer Durables, the Fund suffered from industry specific headwinds rather than a deterioration in the underlying fundamentals of our holdings. We were most negatively impacted by our lack of exposure to the machinery and aerospace & defense industries. Our airlines holdings also faced headwinds, as our names sold off along with the broader industry group due to higher fuel costs and increased competitive pressure.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	95.3%
Repurchase Agreement	4.2
Securities Lending Collateral	4.0
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	2.76%	7.32%		04/30/2014
Class A (NAV)	8.77%	9.06%		04/30/2014
Russell Midcap® Value Index (A)	17.12%	8.98%
Class C (POP)	6.95%	8.26%		04/30/2014
Class C (NAV)	7.95%	8.26%		04/30/2014
Class I (NAV)	8.94%	9.33%		04/30/2014
Class I2 (NAV)	9.09%	9.42%		04/30/2014
Class I3 (NAV)	N/A	0.25	%(B)	03/24/2017
Class R (NAV)	N/A	(0.08	)%(B)	03/24/2017
Class R4 (NAV)	N/A	0.08	%(B)	03/24/2017
Class R6 (NAV)	9.09%	7.09%		07/25/2016
Class T1 (POP)	N/A	(3.57	)%(B)	03/17/2017
Class T1 (NAV)	N/A	(1.08	)%(B)	03/17/2017
Advisor Class (NAV)	N/A	2.71	%(B)	12/16/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 95.3%
Airlines - 3.9%
Alaska Air Group, Inc.	381,616	$ 25,198,104
JetBlue Airways Corp. (A)	985,600	18,874,240
United Continental Holdings, Inc. (A)	341,000	19,941,680

		64,014,024

Banks - 2.5%
CIT Group, Inc.	784,260	36,562,201
Huntington Bancshares, Inc.	245,105	3,382,449

		39,944,650

Biotechnology - 1.3%
United Therapeutics Corp. (A)	172,700	20,480,493

Capital Markets - 1.6%
E*TRADE Financial Corp. (A)	600,900	26,193,231

Chemicals - 1.1%
Mosaic Co.	392,500	8,768,450
PPG Industries, Inc.	77,300	8,985,352

		17,753,802

Commercial Services & Supplies - 1.6%
KAR Auction Services, Inc.	183,700	8,694,521
Stericycle, Inc. (A)	252,400	17,882,540

		26,577,061

Communications Equipment - 2.2%
ARRIS International PLC (A)	1,173,900	33,456,150
CommScope Holding Co., Inc. (A)	99,316	3,192,016

		36,648,166

Consumer Finance - 1.4%
Ally Financial, Inc.	843,839	22,049,513

Diversified Consumer Services - 1.4%
H&R Block, Inc.	938,400	23,216,016

Diversified Financial Services - 1.0%
Voya Financial, Inc.	417,161	16,753,186

Electric Utilities - 7.4%
Alliant Energy Corp.	550,600	23,818,956
FirstEnergy Corp.	1,644,500	54,186,275
PPL Corp.	800,950	30,083,682
Xcel Energy, Inc.	254,170	12,586,498

		120,675,411

Electronic Equipment, Instruments & Components - 1.5%
Avnet, Inc.	594,801	23,673,080

Energy Equipment & Services - 0.7%
Transocean, Ltd. (A) (B)	1,106,600	11,619,300

Equity Real Estate Investment Trusts - 3.4%
Crown Castle International Corp.	117,400	12,571,192
Iron Mountain, Inc.	208,000	8,320,000
Uniti Group, Inc. (B)	782,100	13,686,750
VEREIT, Inc.	2,619,500	20,667,855

		55,245,797

Food & Staples Retailing - 3.0%
Casey’s General Stores, Inc. (B)	348,500	39,927,645
US Foods Holding Corp. (A)	308,400	8,413,152

		48,340,797

Food Products - 2.3%
Kellogg Co.	611,400	38,230,842

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 2.8%
DENTSPLY SIRONA, Inc.	529,743	$ 32,351,405
Zimmer Biomet Holdings, Inc.	113,900	13,852,518

		46,203,923

Health Care Providers & Services - 6.3%
AmerisourceBergen Corp.	319,256	24,566,749
Cardinal Health, Inc.	512,468	31,721,770
Laboratory Corp. of America Holdings (A)	163,003	25,055,191
MEDNAX, Inc. (A)	484,300	21,207,497

		102,551,207

Independent Power & Renewable Electricity Producers - 1.9%
AES Corp.	2,914,400	30,980,072

Insurance - 11.1%
Alleghany Corp. (A)	62,725	35,516,150
Allstate Corp.	206,500	19,382,090
FNF Group	605,303	22,650,438
Loews Corp.	661,720	32,761,757
Markel Corp. (A)	12,200	13,228,460
Progressive Corp.	703,305	34,215,788
Willis Towers Watson PLC	147,866	23,818,256

		181,572,939

Internet & Direct Marketing Retail - 1.9%
Expedia, Inc.	48,985	6,106,470
Liberty Expedia Holdings, Inc., Class A (A)	378,205	17,435,251
Liberty Interactive Corp QVC Group, Series A (A)	347,800	7,902,016

		31,443,737

IT Services - 1.5%
Black Knight, Inc. (A)	185,605	8,417,187
Western Union Co.	835,700	16,597,002

		25,014,189

Media - 10.4%
AMC Networks, Inc., Class A (A)	524,575	26,690,376
Discovery Communications, Inc., Class C (A)	1,909,980	34,016,744
DISH Network Corp., Class A (A)	434,293	21,080,582
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	375,000	15,618,750
Madison Square Garden Co., Class A (A)	93,399	20,799,023
News Corp., Class A	2,333,100	31,870,146
Viacom, Inc., Class B	836,200	20,093,886

		170,169,507

Mortgage Real Estate Investment Trusts - 2.0%
Annaly Capital Management, Inc.	2,773,045	31,779,096

Multi-Utilities - 3.2%
SCANA Corp.	788,619	34,021,024
WEC Energy Group, Inc.	273,867	18,455,897

		52,476,921

Oil, Gas & Consumable Fuels - 4.0%
Antero Resources Corp. (A) (B)	1,472,800	28,572,320
Range Resources Corp. (B)	1,068,800	19,355,968
Rice Energy, Inc. (A)	586,900	16,638,615

		64,566,903

Real Estate Management & Development - 1.1%
CBRE Group, Inc., Class A (A)	448,636	17,640,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 0.8%
First Solar, Inc. (A)	236,900	$ 12,986,858

Software - 3.9%
CA, Inc.	429,700	13,913,686
Dell Technologies, Inc., Class V (A)	344,700	28,530,819
Open Text Corp.	215,958	7,554,211
Synopsys, Inc. (A)	156,343	13,526,796

		63,525,512

Specialty Retail - 1.9%
Advance Auto Parts, Inc.	301,500	24,644,610
Bed Bath & Beyond, Inc.	356,360	7,091,564

		31,736,174

Technology Hardware, Storage & Peripherals - 2.7%
NetApp, Inc.	493,912	21,939,571
Western Digital Corp.	253,156	22,599,236

		44,538,807

Textiles, Apparel & Luxury Goods - 1.7%
Michael Kors Holdings, Ltd. (A)	558,640	27,267,218

Trading Companies & Distributors - 1.8%
AerCap Holdings NV (A)	543,400	28,604,576

Total Common Stocks (Cost $1,485,679,550)		1,554,473,376

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	66,647,502	$ 66,647,502

Total Securities Lending Collateral (Cost $66,647,502)		66,647,502

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $67,808,941 on 11/01/2017. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.70% - 2.63%, due 05/15/2020 - 08/15/2020, and with a total value of $69,164,910.	$ 67,808,715	67,808,715

Total Repurchase Agreement (Cost $67,808,715)		67,808,715

Total Investments (Cost $1,620,135,767)		1,688,929,593
Net Other Assets (Liabilities) - (3.5)%		(57,583,103)

Net Assets - 100.0%		$ 1,631,346,490

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,554,473,376	$—	$—	$1,554,473,376
Securities Lending Collateral	66,647,502	—	—	66,647,502
Repurchase Agreement	—	67,808,715	—	67,808,715

Total Investments	$1,621,120,878	$67,808,715	$—	$1,688,929,593

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,072,494. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

It was a challenging year for energy-related equities with many investors seemingly “throwing in the towel” on the energy sector. Sentiment among investors seemed to hit another low during the year over growing concerns regarding distribution cuts, taxable restructuring transactions, orphaned master limited partnerships (“MLPs”) caused by consolidations, and significant amounts of equity issuance. Throughout this downturn, investors have strongly urged management teams to improve their corporate governance by operating with higher distribution coverage going forward, by focusing on the proper amount of balance sheet leverage for their business characteristics, and by substantially self-funding projects with internally-generated cash flow. We see signs that management teams have taken this advice to heart.

Investors have been closely following crude oil stocks for signs that global crude oil markets are moving towards equilibrium. Underappreciated by the current market, substantial progress has been made in reducing the excess capacity. Global excess capacity declined in late third quarter of 2017 and we believe full depletion of excess capacity may occur in mid-2018, at which point the commodity price overhang may start to lift from the energy sector as a whole.

Equity and debt capital markets are still trending significantly below issuance levels prior to the downturn, but capital access meaningfully improved over the course of the year. Alternative financing levers continued to be utilized, but at a more moderated pace as MLPs utilized their at-the-market programs and preferred equity. The year also marked a dramatic improvement in the initial public offering market that went from a single deal last year to the launching of a half-dozen issues.

PERFORMANCE

For the year ended October 31, 2017, Transamerica MLP & Energy Income Class A returned 2.30%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica MLP & Energy Income Blended Benchmark, returned 23.63% and 0.04%, respectively.

STRATEGY REVIEW

Performance among MLP sub-sectors was widely dispersed for the trailing 12-month period ended October 31, 2017. Variable pay, traditional gathering & processing and upstream subsectors posted the best performance, while coal, liquids transportation & storage and propane were the most challenged. Fund-specific outperformance compared to the Alerian MLP Total Return Index for the year was primarily driven by our overweight allocation to non-index constituent positions and further enhanced by our underweight allocation of diversified MLPs as well as underweight allocation and stock selection of petroleum transportation & storage MLPs. Performance was muted, however, by minor detractions attributed to being underexposed to gathering & processing MLPs.

In terms of individual position contributors and detractors from performance, the largest contributors to performance during the fiscal year were our equity investments in ONEOK, Inc. and Tallgrass Energy GP, LP. A general lack of operational disruptions from Hurricane Harvey may have helped ONEOK, Inc. outperform. Further, quarterly results have been solid with guidance largely in-line as sequential improvements in volumes constructive to the story and new capacity announcements illustrated longer-term visibility in growth opportunities. Tallgrass Energy GP, LP rallied hard on Tallgrass Energy Partners’ latest acquisition and new growth project announcements viewed to be supportive of Tallgrass Energy Partners’ future cash distribution growth and some visibility beyond its remaining Rockies express pipeline drop-down.

The worst contributors to the Fund’s performance were our equity investments in Enbridge Energy Management LLC and Plains GP Holdings, LP. Enbridge Energy Management LLC underperformed as Enbridge Energy Partners fell steeply at the end of January when the company first lowered its guidance for 2017 and announced expectations of a distribution cut that was further exacerbated by weakness in commodity prices. It has been a challenging 18 months for the Plains Complex. In late August, they announced their second distribution cut in 13 months. To further complicate matters, Plains GP Holdings, LP results have been poor. While fundamentals for most companies remain strong, we utilize cash levels prudently in order to manage fund flows and invest capital opportunistically in light of persistent volatility.

During the period, the Fund utilized derivatives. These positions added to performance.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	54.3%
Master Limited Partnerships +	41.7
Corporate Debt Securities	2.1
Repurchase Agreement	1.3
Securities Lending Collateral	0.4
Convertible Preferred Stock	0.4
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

+	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.

Transamerica Funds	Annual Report 2017

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(3.31)%	(4.40)%		04/30/2013
Class A (NAV)	2.30%	(3.20)%		04/30/2013
S&P 500® (A)	23.63%	13.59%
Transamerica MLP & Energy Income Blended Benchmark (B) (C) (D)	0.04%	(0.61)%
Class C (POP)	0.67%	(3.92)%		04/30/2013
Class C (NAV)	1.64%	(3.92)%		04/30/2013
Class I (NAV)	2.61%	(2.94)%		04/30/2013
Class I2 (NAV)	2.70%	(2.83)%		04/30/2013
Class T1 (POP)	N/A	(7.66	)%(E)	03/17/2017
Class T1 (NAV)	N/A	(5.27	)%(E)	03/17/2017
Advisor Class (NAV)	N/A	(2.63	)%(E)	12/16/2016

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica MLP & Energy Income Blended Benchmark is composed of the following benchmarks: 50% Alerian MLP Index and 50% Bloomberg Barclays Investment Grade Credit Index.

(C) The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

(D) The Bloomberg Barclays Investment Grade Credit Index is comprised of the Bloomberg Barclays US Corporate Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market, as well as a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

(E) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in MLPs involve risks related to limited control, cash flow changes, dilution risks and risk linked to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2017

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 54.3%
Equity Real Estate Investment Trusts - 1.8%
InfraREIT, Inc.	251,911	$ 5,642,806

Oil, Gas & Consumable Fuels - 49.4%
Cheniere Energy Partners, LP Holdings LLC	359,320	8,997,373
Cheniere Energy, Inc. (A)	188,700	8,819,838
Enbridge Energy Management LLC (A) (B)	887,900	12,785,760
Enbridge, Inc.	418,549	16,097,394
GasLog, Ltd.	273,747	4,722,136
Kinder Morgan, Inc.	886,600	16,056,326
ONEOK, Inc.	263,175	14,282,507
Pembina Pipeline Corp. (B)	520,700	17,219,549
Plains GP Holdings, LP, Class A (A)	493,313	10,063,585
SemGroup Corp., Class A	141,331	3,681,673
Targa Resources Corp.	246,350	10,223,525
TransCanada Corp.	404,325	19,197,351
Williams Cos., Inc.	438,160	12,487,560

		154,634,577

Transportation Infrastructure - 3.1%
Macquarie Infrastructure Corp.	142,000	9,876,100

Total Common Stocks (Cost $168,301,274)		170,153,483

CONVERTIBLE PREFERRED STOCK - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Anadarko Petroleum Corp. 7.50% (B)	32,934	1,251,492

Total Convertible Preferred Stock (Cost $1,626,533)		1,251,492

MASTER LIMITED PARTNERSHIPS - 41.7%
Electric Utilities - 0.8%
Brookfield Infrastructure Partners, LP	60,000	2,542,200

Independent Power & Renewable Electricity Producers - 4.7%
Brookfield Renewable Partners, LP (A)	70,000	2,361,800
NextEra Energy Partners, LP	311,000	12,234,740

		14,596,540

Oil, Gas & Consumable Fuels - 36.2%
Antero Midstream Partners, LP	66,300	1,902,810
BP Midstream Partners, LP (A)	78,800	1,418,400
Buckeye Partners, LP	70,800	3,760,188
DCP Midstream, LP	67,900	2,246,132
Energy Transfer Equity, LP	252,300	4,478,325
Energy Transfer Partners, LP	490,064	8,532,014
Enterprise Products Partners, LP	345,711	8,469,920
EQT GP Holdings, LP	68,348	1,888,455
EQT Midstream Partners, LP	90,420	6,606,085
GasLog Partners, LP	442,510	10,509,612
Hoegh LNG Partners, LP	478,240	9,062,648
KNOT Offshore Partners, LP	107,802	2,522,567
Magellan Midstream Partners, LP	62,100	4,266,891
MPLX, LP	214,181	7,552,022
Phillips 66 Partners, LP	119,600	6,029,036
Shell Midstream Partners, LP	238,805	6,068,035
Summit Midstream Partners, LP	70,500	1,441,725
Tallgrass Energy GP, LP	675,349	16,883,725
TC PipeLines, LP	30,900	1,646,661

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels (continued)
Western Gas Partners, LP	168,900	$ 8,088,621

		113,373,872

Total Master Limited Partnerships (Cost $125,019,242)		130,512,612

	Principal	Value
CORPORATE DEBT SECURITIES - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Canbriam Energy, Inc. 9.75%, 11/15/2019 (C)	$ 1,380,000	1,404,150
MEG Energy Corp. 7.00%, 03/31/2024 (C)	2,000,000	1,815,000
Rockies Express Pipeline LLC 7.50%, 07/15/2038 (C)	2,000,000	2,310,000
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.38%, 02/01/2027	1,000,000	1,038,750

Total Corporate Debt Securities (Cost $5,889,876)		6,567,900

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (D)	1,307,793	1,307,793

Total Securities Lending Collateral (Cost $1,307,793)		1,307,793

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.12% (D), dated 10/31/2017, to be repurchased at $4,010,993 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $4,091,893.	$ 4,010,980	4,010,980

Total Repurchase Agreement (Cost $4,010,980)		4,010,980

Total Investments (Cost $306,155,698)		313,804,260
Net Other Assets (Liabilities) - (0.2)%		(729,115)

Net Assets - 100.0%		$ 313,075,145

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$170,153,483	$—	$—	$170,153,483
Convertible Preferred Stock	1,251,492	—	—	1,251,492
Master Limited Partnerships	130,512,612	—	—	130,512,612
Corporate Debt Securities	—	6,567,900	—	6,567,900
Securities Lending Collateral	1,307,793	—	—	1,307,793
Repurchase Agreement	—	4,010,980	—	4,010,980

Total Investments	$303,225,380	$10,578,880	$—	$313,804,260

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,277,283. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $5,529,150, representing 1.8% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2017.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Cap Growth

(unaudited)

MARKET ENVIRONMENT

The equity market during the fiscal year was characterized by a rather steady upward move in the face of increased geopolitical risks and a slow growth economy. The Russell 3000® Growth Index rose 29.80% during the fiscal year, with heavily-weighted megatechs leading the charge. Also, flows into passive investment vehicles continued during the period.

Economic growth accelerated throughout the year, partially explained by the U.S. consumer. In general, the U.S. consumer is healthy with initial jobless claims and unemployment at the lowest levels in recent memory and home prices continuing to rise at a better than 5% rate per year. U.S. household net worth continues to reach new highs helped by a strong stock market. However, strong consumer indicators have not translated into strong sales growth at most retailers. The rapidly increasing technological change makes selling items at full price difficult and this is an on-going threat for many brick-and-mortar retailers. The move higher in stocks has largely been driven by technology companies benefiting from increased demand for artificial intelligence capabilities and the conveniences offered by a more connected world. On the downside, retailers have faced an onslaught of selling pressure as Amazon.com takes additional share of the consumer wallet and expands into new markets, most recently grocery.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Multi-Cap Growth Class A returned 21.44%, excluding any sales charges. By comparison, its benchmark, the Russell 3000® Growth Index, returned 29.80%.

STRATEGY REVIEW

The Fund underperformed the Russell 3000® Growth Index, its primary benchmark, for the fiscal year ending October 31, 2017.

The benchmark’s performance was driven by heavily-weighted, momentum driven technology and e-commerce consumer discretionary stocks. While we agree with the favorable growth outlook for many of these companies, the valuations have reached unsustainable levels in our view and further gains may be dependent on continued market momentum.

Stock selection missteps in consumer discretionary and healthcare sectors exacerbated the underperformance. Pharmaceuticals and specifically biotech continued to underperform and negative sentiment pressured already decade-low multiples. We sold Allergan PLC and Gilead Sciences, Inc. during the fiscal year. CVS Health Corp. was the worst performer on the year. While a consumer staple, it is under attack along with other pharmacy retailers for fear of Amazon.com, Inc. encroachment. Our view continues to be that this is wildly overdone, as CVS Health Corp. has invested significant capital in creating unique efficiencies and is well-positioned to deliver better healthcare at a lower cost. The consumer discretionary sector represented another detractor for the Fund, specifically Tractor Supply Co., TJX Cos., Inc. and Monro Muffler Brake, Inc. We avoided run-of-the-mill apparel retailers, which has served the Fund well over time, but underestimated consumer reticence to spend in certain areas. We sold Tractor Supply Co. and Monro Muffler Brake, Inc., but held TJX Cos., Inc. based on their unique ability to generate foot traffic and source an enormous amount of inventory at outrageously low prices.

On the positive side, the information technology sector provided six of the top 10 performers, including Priceline Group, Inc., technically within the consumer discretionary sector but benefiting from these aforementioned megatrends of mobile, digitization and ecommerce. While our technology holdings lagged the strong sector performance, we believe Apple, Inc., MasterCard, Inc., Facebook, Inc., and Alphabet, Inc. all embody good growth prospects at a reasonable valuation. Sherwin-Williams Co. was the one non-tech outlier among our top performers. Company performance was driven by strong end markets, its Valspar integration and favorable valuation profile relative to its own history.

Michael O. Tempest

Melanie H. Peche, CFA

Co-Portfolio Managers

Alta Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	3.3
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Multi-Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	14.75%	5.70%	1.98%		03/01/2000
Class A (NAV)	21.44%	6.89%	2.56%		03/01/2000
Russell 3000® Growth Index (A)	29.80%	16.71%	9.06%
Class B (POP)	15.93%	5.89%	1.94%		03/01/2000
Class B (NAV)	20.55%	6.01%	1.94%		03/01/2000
Class C (POP)	19.61%	6.09%	1.85%		11/11/2002
Class C (NAV)	20.54%	6.09%	1.85%		11/11/2002
Class I (NAV)	21.71%	7.28%	8.82%		11/30/2009
Class I2 (NAV)	21.90%	7.44%	3.25%		11/15/2005
Class T1 (POP)	N/A	N/A	5.04	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	7.76	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	15.82	%(B)	12/16/2016

(A) The Russell 3000® Growth Index measures the performance of the growth sector of the broad U.S. equity market and is comprised of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.8%
Banks - 3.2%
Wells Fargo & Co.	148,500	$ 8,336,790

Beverages - 2.5%
PepsiCo, Inc.	58,000	6,393,340

Biotechnology - 2.3%
Celgene Corp. (A)	58,200	5,876,454

Chemicals - 7.0%
Ecolab, Inc.	67,000	8,754,220
Sherwin-Williams Co.	23,500	9,286,025

		18,040,245

Diversified Financial Services - 2.7%
Berkshire Hathaway, Inc., Class B (A)	37,500	7,010,250

Electronic Equipment, Instruments & Components - 3.3%
Amphenol Corp., Class A	97,000	8,439,000

Food & Staples Retailing - 6.3%
Casey’s General Stores, Inc. (B)	72,500	8,306,325
CVS Health Corp.	117,000	8,018,010

		16,324,335

Health Care Technology - 3.0%
Cerner Corp. (A)	116,000	7,832,320

Insurance - 2.8%
Markel Corp. (A)	6,600	7,156,380

Internet & Direct Marketing Retail - 4.5%
Priceline Group, Inc. (A)	6,050	11,567,358

Internet Software & Services - 8.8%
Alphabet, Inc., Class A (A)	12,400	12,809,696
Facebook, Inc., Class A (A)	55,000	9,903,300

		22,712,996

IT Services - 14.6%
Broadridge Financial Solutions, Inc.	83,800	7,200,096
Cognizant Technology Solutions Corp., Class A	103,500	7,831,845
FleetCor Technologies, Inc. (A)	43,000	7,106,610
Mastercard, Inc., Class A	57,000	8,479,890
MAXIMUS, Inc.	105,500	7,008,365

		37,626,806

Machinery - 3.2%
Middleby Corp. (A)	71,500	8,286,850

Multiline Retail - 3.9%
Dollar Tree, Inc. (A)	109,500	9,991,875

Oil, Gas & Consumable Fuels - 3.0%
Phillips 66	84,000	7,650,720

Pharmaceuticals - 5.4%
Allergan PLC	39,500	7,000,585
Novo Nordisk A/S, ADR	139,000	6,920,810

		13,921,395

Road & Rail - 3.2%
Union Pacific Corp.	70,800	8,197,932

Software - 2.7%
Intuit, Inc.	46,600	7,037,532

Specialty Retail - 8.9%
Lowe’s Cos., Inc.	76,000	6,076,200
TJX Cos., Inc.	147,000	10,260,600

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Tractor Supply Co.	109,000	$ 6,568,340

		22,905,140

Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	88,000	14,875,520

Trading Companies & Distributors - 2.7%
Fastenal Co.	146,500	6,881,105

Total Common Stocks (Cost $218,386,646)		257,064,343

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	8,383,284	8,383,284

Total Securities Lending Collateral (Cost $8,383,284)		8,383,284

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp. 0.12% (C), dated 10/31/2017, to be repurchased at $559,428 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.38%, due 09/28/2020, and with a value of $574,086.	$ 559,426	559,426

Total Repurchase Agreement (Cost $559,426)		559,426

Total Investments (Cost $227,329,356)		266,007,053
Net Other Assets (Liabilities) - (3.3)%		(8,502,802)

Net Assets - 100.0%		$ 257,504,251

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$257,064,343	$—	$—	$257,064,343
Securities Lending Collateral	8,383,284	—	—	8,383,284
Repurchase Agreement	—	559,426	—	559,426

Total Investments	$265,447,627	$559,426	$—	$266,007,053

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $8,209,170. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

Last November, we wrote the fiscal year was “not completely unlike any other 12 month period in the post-crisis era.” The 12 months since then have been, perhaps, the most stunningly divergent in the years since the great recession. A synchronized global recovery is well underway. The U.S. Federal Reserve (“Fed”) has been raising interest rates and shrinking its balance sheet. The Trump era has taken geopolitical volatility to new heights, while equity market volatility reached historical lows. Stocks hit record highs; credit spreads compressed; and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, health care, and regulation remains just that, promises.

Risk assets and spread products had a very good year as spreads tightened markedly, largely driven by a price-supportive supply/demand environment. The investment grade corporate bond market continued to outperform duration-matched U.S. Treasuries; all major sectors generated strong performance led by commodity-related issuers. At the broader sector level, financials outperformed industrials and utilities. Within structured products, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the top performers during the trailing 12 months ended October 31, 2017, and agency residential mortgage-backed securities (“RMBS”) lagged.

J.P. Morgan Investment Management Inc.

At the beginning of the fiscal year, in November of 2016, U.S. equity markets rallied as Donald Trump unexpectedly upset Hillary Clinton in the U.S. Presidential election. The Republican Party’s sweep of Congress also boosted investor sentiment. As investors anticipated a pro-growth agenda proposed by President-elect Trump, equity markets rallied, bond yields rose and the U.S. dollar strengthened. Investor attention turned to the upcoming U.S. Federal Reserve (“Fed”) meeting in December 2016, when the Fed decided to raise rates by 0.25% to a range of 0.50% to 0.75%. Since the rate action was fully anticipated, the Fed’s updated projections for growth, inflation and the future path of interest rate increases were the focus.

U.S. equity markets started 2017 in a strong uptrend; however, they started drifting lower amid complications around health-care reform and weakness in crude oil prices. The S&P 500® experienced its first 1% decline since October of 2016 on March 21 when it became apparent that the initial version of the American Health Care Act would not have enough votes to pass the House of Representatives. Equities recovered in the final week of March, as President Trump immediately shifted his focus to tax reform.

U.S. equity markets were able to grind their way higher through mid-May. However, volatility soon spiked on headlines that President Trump hinted to former FBI Director James Comey to ease up on the investigation of former National Security Advisor Michael Flynn. This triggered a one-day selloff; the S&P 500® fell 1.8%, the largest one-day decline since September 2016. U.S. equity markets continued to advance in the final quarter of the fiscal year as the U.S. economy grew above trend despite several severe hurricanes. Additionally, the third-quarter earnings season was solid, and Congress made progress toward potential tax reform. Stronger economic data and the anticipation of tax reform caused interest rates to spike near period end.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Multi-Managed Balanced Class A returned 13.89%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 23.63% and 0.90%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Spread compression was the largest active contributor to performance, as risk assets rallied steadily during most of the period. Carry generated from coupon payments also generated a significant contribution as well, with higher-yielding securities generally contributing more to returns than those with lower coupons. The Fund’s shorter-than-benchmark duration posture also aided returns slightly, as yields across the Treasury curve rose following the Presidential election. This increase hurt longer-maturity securities, an underweight in the Fund, more than those with shorter maturities.

At the asset class level, an overweight in high yield, investment grade corporates, and off-index non-agency RMBS holdings drove active returns. An underweight to U.S. Treasuries also contributed positively. An overweight in A and BBB-rated bonds were notable

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

contributors to performance among investment grade holdings, while almost all ratings categories in non-investment grade exposure added to returns. An underweight in AAA credits, which have been trading at very tight spreads, was additive to returns as were structured credits in ABS and CMBS. This was somewhat offset by agency RMBS, which detracted from returns.

J.P. Morgan Investment Management Inc.

The technology, health services and systems, and consumer cyclical sectors added value during the fiscal year, while the pharmaceutical/medical technology, industrial cyclical and media sectors detracted from returns.

Within technology, an underweight in QUALCOMM, Inc. contributed to performance. Reports that Apple, Inc. was suing the company over its royalty-rate structure weighed heavily on shares. QUALCOMM, Inc., which has also been burdened by similar legal battles with Samsung, was further pressured by worse-than-expected margin results. We believe royalty-rate resolutions will prove palatable; but, we remain cautious amid legal uncertainty, thus we remain underweight. Within health services and systems, an overweight position in UnitedHealth Group, Inc. contributed. The health insurer reported strong results in successive quarters on better-than expected medical loss ratios, higher investment income and strong earnings from its Optum unit. We continue to believe UnitedHealth can sustain differentiated, double-digit earnings-per-share growth due to the positioning of its quality health plan assets and the high-growth, sophisticated tools offered by Optum.

On the negative side, in industrials, an underweight in Boeing Co. detracted from performance. Management has been able to generate significant free cash flow by squeezing its supply chain, thereby refuting bears, who had anticipated free-cash-flow deterioration. Global air traffic growth also continued at above-average rates, buoyed by low fuel prices, leading management and some investors to question whether the historical long-term cyclicality of the aerospace industry would face the same dynamic in the future. We continue to think Boeing is over-earning in the short-term, as these free-cash-flow benefits do not seem to be sustainable. We also continue to believe, despite opinions to the contrary, that the industry is still cyclical.

Within the pharmaceutical/medical technology sector, our underweight in AbbVie, Inc. also weighed on returns. The company reported solid quarterly earnings with upside in sales for its key Humira and Imbruvica products. Forward guidance was also slightly increased. We remain concerned about the pressures facing its Hepatitis C franchise and believe pricing headwinds are likely to emerge for Humira in the near-term, so we remained underweight at period end.

During the period, the Fund utilized derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	60.9%
Corporate Debt Securities	16.0
U.S. Government Obligations	8.0
U.S. Government Agency Obligations	6.3
Commercial Paper	4.8
Mortgage-Backed Securities	3.6
Asset-Backed Securities	3.5
Short-Term U.S. Government Obligations	0.9
Securities Lending Collateral	0.8
Repurchase Agreement	0.7
Foreign Government Obligations	0.4
Municipal Government Obligations	0.3
Preferred Stocks	0.1
Net Other Assets (Liabilities)^	(6.3)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	7.62%	8.00%	5.73%		12/02/1994
Class A (NAV)	13.89%	9.22%	6.33%		12/02/1994
S&P 500® (A)	23.63%	15.18%	7.51%
Bloomberg Barclays US Aggregate Bond Index (B)	0.90%	2.04%	4.19%
Class B (POP)	7.63%	8.03%	5.63%		10/01/1995
Class B (NAV)	12.63%	8.18%	5.63%		10/01/1995
Class C (POP)	12.02%	8.48%	5.67%		11/11/2002
Class C (NAV)	13.02%	8.48%	5.67%		11/11/2002
Class I (NAV)	14.13%	9.55%	11.29%		11/30/2009
Class R6 (NAV)	14.25%	N/A	6.88%		05/29/2015
Class T1 (POP)	N/A	N/A	3.58	%(C)	03/17/2017
Class T1 (NAV)	N/A	N/A	6.24	%(C)	03/17/2017
Advisor Class (NAV)	N/A	N/A	6.20	%(C)	03/03/2017

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 60.9%
Aerospace & Defense - 0.8%
General Dynamics Corp.	18,213	$ 3,696,875
Northrop Grumman Corp.	11,962	3,535,130
United Technologies Corp.	12,654	1,515,443

		8,747,448

Air Freight & Logistics - 0.1%
FedEx Corp.	2,746	620,074

Airlines - 0.5%
Delta Air Lines, Inc.	62,655	3,134,629
United Continental Holdings, Inc. (A)	31,410	1,836,857

		4,971,486

Auto Components - 0.3%
Delphi Automotive PLC	21,017	2,088,669
Lear Corp.	4,423	776,635

		2,865,304

Automobiles - 0.2%
Ford Motor Co.	172,151	2,112,293

Banks - 3.6%
Bank of America Corp.	455,566	12,477,953
Citigroup, Inc.	146,760	10,786,860
Comerica, Inc.	16,300	1,280,691
KeyCorp	127,103	2,319,630
SunTrust Banks, Inc.	22,300	1,342,683
SVB Financial Group (A)	4,260	934,133
Wells Fargo & Co.	169,147	9,495,912
Zions Bancorporation	10,479	486,854

		39,124,716

Beverages - 1.6%
Coca-Cola Co.	37,100	1,705,858
Constellation Brands, Inc., Class A	14,378	3,150,076
Molson Coors Brewing Co., Class B	52,020	4,206,857
PepsiCo, Inc.	71,802	7,914,735

		16,977,526

Biotechnology - 1.6%
AbbVie, Inc.	7,500	676,875
Alexion Pharmaceuticals, Inc. (A)	7,099	849,466
Amgen, Inc.	1,910	334,670
Biogen, Inc. (A)	13,735	4,280,650
BioMarin Pharmaceutical, Inc. (A)	2,895	237,651
Celgene Corp. (A)	38,954	3,933,186
Gilead Sciences, Inc.	51,222	3,839,601
Vertex Pharmaceuticals, Inc. (A)	17,513	2,560,926

		16,713,025

Building Products - 0.3%
Allegion PLC	27,963	2,331,835
Masco Corp.	36,458	1,451,757

		3,783,592

Capital Markets - 2.1%
Bank of New York Mellon Corp.	66,532	3,423,071
BlackRock, Inc.	1,085	510,851
Charles Schwab Corp.	116,363	5,217,717
Intercontinental Exchange, Inc.	43,200	2,855,520
Morgan Stanley	138,191	6,909,550
State Street Corp.	36,369	3,345,948

		22,262,657

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.4%
Albemarle Corp.	4,700	$ 662,183
Celanese Corp., Series A	12,780	1,333,082
DowDuPont, Inc.	114,544	8,282,676
Eastman Chemical Co.	44,483	4,039,501
Mosaic Co.	10,361	231,465

		14,548,907

Communications Equipment - 0.2%
Cisco Systems, Inc.	59,633	2,036,467
Harris Corp.	3,340	465,329

		2,501,796

Construction Materials - 0.0% (B)
Vulcan Materials Co.	3,400	413,950

Consumer Finance - 0.6%
American Express Co.	43,106	4,117,485
Capital One Financial Corp.	26,643	2,455,952

		6,573,437

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	21,557	1,297,085
WestRock Co.	23,673	1,451,865

		2,748,950

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	12,200	301,828

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	51,293	9,588,713
Voya Financial, Inc.	21,178	850,509

		10,439,222

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	90,392	3,041,691
Verizon Communications, Inc.	95,749	4,583,504

		7,625,195

Electric Utilities - 1.8%
American Electric Power Co., Inc.	22,840	1,699,525
Duke Energy Corp.	16,600	1,465,946
Edison International	24,855	1,987,157
Exelon Corp.	57,800	2,324,138
NextEra Energy, Inc.	40,165	6,228,387
PG&E Corp.	23,856	1,378,161
Xcel Energy, Inc.	82,818	4,101,147

		19,184,461

Electrical Equipment - 0.4%
Eaton Corp. PLC	58,903	4,713,418

Electronic Equipment, Instruments & Components - 0.3%
TE Connectivity, Ltd.	41,223	3,750,056

Energy Equipment & Services - 0.0% (B)
Halliburton Co.	4,996	213,529

Equity Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	13,343	2,419,486
Boston Properties, Inc.	6,950	842,201
Brixmor Property Group, Inc.	16,800	293,496
Digital Realty Trust, Inc.	4,700	556,668
Equinix, Inc.	2,649	1,227,812
Equity Residential	14,800	995,448
Extra Space Storage, Inc.	16,000	1,305,440
Federal Realty Investment Trust	9,120	1,099,142

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
HCP, Inc.	29,362	$ 758,714
Omega Healthcare Investors, Inc. (C)	9,140	263,780
Prologis, Inc.	21,088	1,361,863
Public Storage	11,950	2,476,638
Regency Centers Corp.	6,343	390,412
SBA Communications Corp. (A)	2,360	370,945
Vornado Realty Trust	13,000	973,180

		15,335,225

Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	26,947	4,340,623
Walgreens Boots Alliance, Inc.	59,905	3,969,904

		8,310,527

Food Products - 0.6%
Archer-Daniels-Midland Co.	10,920	446,300
J.M. Smucker, Co.	1,797	190,572
Kraft Heinz Co.	6,005	464,367
McCormick & Co., Inc.	3,205	318,994
Mondelez International, Inc., Class A	122,854	5,089,841

		6,510,074

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	81,575	4,423,812
Becton Dickinson and Co.	14,710	3,069,536
Boston Scientific Corp. (A)	143,916	4,049,796
Cooper Cos., Inc.	1,560	374,806
Danaher Corp.	20,909	1,929,273
Zimmer Biomet Holdings, Inc.	21,557	2,621,762

		16,468,985

Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	7,500	577,125
Cigna Corp.	23,246	4,584,576
Humana, Inc.	6,970	1,779,790
UnitedHealth Group, Inc.	54,755	11,510,596

		18,452,087

Hotels, Restaurants & Leisure - 0.7%
Hilton Worldwide Holdings, Inc.	9,200	664,976
McDonald’s Corp.	3,900	650,949
Royal Caribbean Cruises, Ltd.	25,966	3,213,812
Starbucks Corp.	16,743	918,186
Yum! Brands, Inc.	22,330	1,662,468

		7,110,391

Household Durables - 0.4%
D.R. Horton, Inc.	29,436	1,301,366
Mohawk Industries, Inc. (A)	1,820	476,403
Newell Brands, Inc.	6,526	266,130
PulteGroup, Inc.	11,884	359,253
Toll Brothers, Inc.	30,322	1,396,025

		3,799,177

Household Products - 0.7%
Kimberly-Clark Corp.	28,533	3,210,248
Procter & Gamble Co.	47,900	4,135,686

		7,345,934

Industrial Conglomerates - 1.2%
General Electric Co.	214,130	4,316,861

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	59,276	$ 8,545,228

		12,862,089

Insurance - 1.7%
American International Group, Inc.	47,618	3,076,599
Arthur J. Gallagher & Co.	34,567	2,189,128
Brighthouse Financial, Inc. (A)	4,290	266,752
Chubb, Ltd.	29,116	4,391,275
Everest Re Group, Ltd.	2,729	648,001
Hartford Financial Services Group, Inc.	18,900	1,040,445
MetLife, Inc.	103,290	5,534,279
XL Group, Ltd.	15,600	631,332

		17,777,811

Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc. (A)	11,127	12,298,451
Priceline Group, Inc. (A)	873	1,669,141

		13,967,592

Internet Software & Services - 3.6%
Alphabet, Inc., Class A (A)	11,270	11,642,361
Alphabet, Inc., Class C (A)	11,512	11,703,560
Facebook, Inc., Class A (A)	87,093	15,681,965

		39,027,886

IT Services - 2.5%
Accenture PLC, Class A	59,398	8,455,899
Automatic Data Processing, Inc.	2,900	337,154
Fidelity National Information Services, Inc.	29,438	2,730,669
International Business Machines Corp.	14,495	2,233,100
Vantiv, Inc., Class A (A) (C)	17,456	1,221,920
Visa, Inc., Class A	103,466	11,379,191
WEX, Inc. (A)	7,285	900,353

		27,258,286

Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	21,534	1,464,958
Illumina, Inc. (A)	7,359	1,509,993
Thermo Fisher Scientific, Inc.	11,177	2,166,438

		5,141,389

Machinery - 1.7%
Deere & Co.	21,149	2,810,279
Fortive Corp.	4,494	324,737
Ingersoll-Rand PLC	61,984	5,491,782
PACCAR, Inc.	28,082	2,014,322
Parker-Hannifin Corp.	4,117	751,805
Snap-on, Inc.	10,543	1,663,475
Stanley Black & Decker, Inc.	31,868	5,148,275

		18,204,675

Media - 2.2%
Charter Communications, Inc., Class A (A)	13,093	4,375,288
Comcast Corp., Class A	192,590	6,939,018
DISH Network Corp., Class A (A)	35,676	1,731,713
Sirius XM Holdings, Inc. (C)	112,629	612,702
Time Warner, Inc.	10,771	1,058,681
Twenty-First Century Fox, Inc., Class A	144,914	3,789,501
Walt Disney Co.	49,275	4,819,588

		23,326,491

Metals & Mining - 0.1%
Alcoa Corp. (A)	23,000	1,098,940

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Newmont Mining Corp.	14,208	$ 513,761

		1,612,701

Multi-Utilities - 0.1%
CMS Energy Corp.	32,830	1,587,987

Multiline Retail - 0.2%
Dollar Tree, Inc. (A)	24,327	2,219,839
Wal-Mart Stores, Inc.	3,887	339,374

		2,559,213

Oil, Gas & Consumable Fuels - 3.6%
Anadarko Petroleum Corp.	37,500	1,851,375
Chevron Corp.	54,707	6,339,994
Concho Resources, Inc. (A)	15,316	2,055,560
Diamondback Energy, Inc. (A)	25,589	2,742,117
EOG Resources, Inc.	45,363	4,530,403
EQT Corp. (C)	21,416	1,339,357
Exxon Mobil Corp.	84,327	7,028,656
Kinder Morgan, Inc.	124,056	2,246,654
Occidental Petroleum Corp.	58,984	3,808,597
Phillips 66	14,000	1,275,120
Pioneer Natural Resources Co.	29,028	4,344,621
Valero Energy Corp.	17,806	1,404,715

		38,967,169

Pharmaceuticals - 3.2%
Allergan PLC	23,076	4,089,759
Bristol-Myers Squibb Co.	86,925	5,359,796
Eli Lilly & Co.	53,336	4,370,352
Johnson & Johnson	49,701	6,928,816
Merck & Co., Inc.	65,338	3,599,470
Mylan NV (A)	9,900	353,529
Pfizer, Inc.	283,029	9,922,997

		34,624,719

Road & Rail - 1.0%
Norfolk Southern Corp.	27,480	3,611,421
Union Pacific Corp.	61,787	7,154,317

		10,765,738

Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	62,454	5,702,050
Broadcom, Ltd.	28,778	7,594,802
Microchip Technology, Inc.	23,200	2,199,360
Micron Technology, Inc. (A)	7,800	345,618
NVIDIA Corp.	14,205	2,937,736
Texas Instruments, Inc.	87,903	8,499,341

		27,278,907

Software - 3.4%
Adobe Systems, Inc. (A)	49,271	8,630,308
Intuit, Inc.	4,300	649,386
Microsoft Corp.	303,666	25,258,938
Oracle Corp.	8,134	414,021
Symantec Corp.	17,780	577,850
Workday, Inc., Class A (A)	7,017	778,817

		36,309,320

Specialty Retail - 2.2%
Best Buy Co., Inc.	25,426	1,423,347
Home Depot, Inc.	50,062	8,299,278
Lowe’s Cos., Inc.	62,116	4,966,174

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
O’Reilly Automotive, Inc. (A)	9,290	$ 1,959,726
Ross Stores, Inc.	32,042	2,034,347
TJX Cos., Inc.	65,941	4,602,682

		23,285,554

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	168,181	28,429,316
HP, Inc.	118,319	2,549,775

		30,979,091

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	38,500	2,117,115
PVH Corp.	7,400	938,394

		3,055,509

Tobacco - 0.9%
Philip Morris International, Inc.	89,065	9,319,762

Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (A)	19,700	697,183

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	26,599	1,589,822

Total Common Stocks (Cost $472,997,343)		654,724,164

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII 3-Month LIBOR + 6.37%, 7.75% (D)	12,963	352,853

Capital Markets - 0.0% (B)
State Street Corp. Series D, Fixed until 03/15/2024, 5.90% (D) (C)	3,072	85,125

Electric Utilities - 0.0% (B)
SCE Trust III Series H, Fixed until 03/15/2024, 5.75% (D)	960	25,814

Total Preferred Stocks (Cost $456,527)		463,792

	Principal	Value
ASSET-BACKED SECURITIES - 3.5%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 402,911	432,785
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	1,607,000	1,604,482
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (E)	230,000	229,609
Series 2014-1A, Class A,
2.46%, 07/20/2020 (E)	543,000	545,146
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 3-Month LIBOR + 1.43%, 2.78% (D), 07/18/2027 (E)	755,000	757,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	$ 668,816	$ 668,545
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	772,333	773,890
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 2.65% (D), 10/18/2030 (E)	1,285,000	1,284,992
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (E)	320,000	318,371
Hertz Vehicle Financing II, LP Series 2016-3A, Class A, 2.27%, 07/25/2020 (E)	540,000	538,260
ICG US CLO, Ltd.
Series 2014-1A, Class A1,
3-Month LIBOR + 1.15%,
2.51% (D), 04/20/2026 (E)	1,565,000	1,561,133
Series 2014-1A, Class A1R,
3-Month LIBOR + 1.22%,
Zero Coupon (D), 01/20/2030 (E) (F)	670,000	670,000
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	823,783	858,066
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,048,075	1,054,574
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 2.70% (D), 04/15/2029 (E)	1,175,000	1,182,712
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	257,336	254,930
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	293,032	288,009
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (E)	380,000	377,571
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (E)	1,000,000	996,666
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (E)	1,100,000	1,095,102
OCP CLO, Ltd. Series 2014-7A, Class A1AR, 3-Month LIBOR + 0.95%, 2.31% (D), 10/20/2026 (E)	300,000	299,849
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 0.00% (D), 01/20/2031 (E) (F) (G)	800,000	800,000
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	500,000	498,750
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (E)	575,000	576,246

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 03/08/2029 (E)	$ 907,640	$ 906,319
Palmer Square CLO, Ltd.
Series 2013-2A, Class A1AR,
3-Month LIBOR + 1.22%,
2.57% (D), 10/17/2027 (E)	750,000	755,687
Series 2015-2A, Class A1AR,
3-Month LIBOR + 1.27%,
2.63% (D), 07/20/2030(E)	800,000	804,968
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	2,735,000	2,756,132
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (E)	57,674	57,691
Series 2014-1A, Class A,
2.07%, 03/20/2030 (E)	130,865	130,645
Series 2014-2A, Class A,
2.05% (D), 06/20/2031 (E)	111,187	110,974
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	92,381	92,257
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	96,028	96,293
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	467,341	466,056
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (E)	96,254	96,061
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	440,280	427,738
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	770,948	774,969
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (E)	400,000	401,053
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	805,759	812,652
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	935,402	939,742
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	691,608	694,244
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	749,726	752,424
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	717,569	720,301
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	1,274,419	1,278,286
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	642,272	638,218
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	1,215,460	1,206,263
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	1,084,982	1,088,772
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	934,578	939,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	$ 645,114	$ 647,336
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	327,934	326,458
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033	1,074,738	1,068,107
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 3-Month LIBOR + 1.65%, 3.01% (D), 10/20/2028 (E)	815,000	818,403

Total Asset-Backed Securities (Cost $37,490,646)		37,474,468

CORPORATE DEBT SECURITIES - 16.0%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.55%, 10/15/2022	1,114,000	1,115,501

Air Freight & Logistics - 0.1%
FedEx Corp. 4.90%, 01/15/2034	780,000	877,533
5.10%, 01/15/2044	160,000	181,465

		1,058,998

Airlines - 0.6%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	748,580	747,682
3.70%, 04/01/2028	882,204	907,347
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	622,286	650,332
6.82%, 02/10/2024	1,270,262	1,462,452
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	495,083	539,641
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,465,168	1,512,786
US Airways Pass-Through Trust 5.38%, 05/15/2023	734,638	779,635

		6,599,875

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	345,000	347,109

Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026 (C)	855,000	890,956
General Motors Co. 4.88%, 10/02/2023	905,000	986,758
6.25%, 10/02/2043	120,000	138,512

		2,016,226

Banks - 2.9%
Bank of America Corp.
Fixed until 10/01/2024,
3.09% (D), 10/01/2025, MTN	1,028,000	1,022,652
4.45%, 03/03/2026, MTN	1,926,000	2,047,781
5.75%, 12/01/2017	250,000	250,852
Bank One Capital III 8.75%, 09/01/2030	130,000	192,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank One Corp. 8.00%, 04/29/2027	$ 300,000	$ 399,547
Barclays Bank PLC 10.18%, 06/12/2021 (E)	2,555,000	3,155,157
BNP Paribas SA Fixed until 03/14/2022, 6.75% (D), 03/14/2022 (C) (E) (H)	190,000	207,812
Citigroup, Inc. 1.70%, 04/27/2018	932,000	931,589
3-Month LIBOR + 0.95%,
2.31% (D), 07/24/2023	737,000	740,305
3.38%, 03/01/2023	719,000	736,038
6.68%, 09/13/2043	60,000	82,221
Commerzbank AG 8.13%, 09/19/2023 (E)	1,655,000	2,011,762
Cooperatieve Rabobank UA 2.25%, 01/14/2019	250,000	251,307
Fixed until 06/30/2019,
11.00% (D), 06/30/2019 (E) (H)	2,475,000	2,809,125
Discover Bank 3.45%, 07/27/2026	370,000	365,081
First Horizon National Corp. 3.50%, 12/15/2020	410,000	421,677
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	420,000	429,783
JPMorgan Chase & Co. 3.25%, 09/23/2022	2,099,000	2,158,443
3.38%, 05/01/2023	685,000	702,220
Fixed until 05/01/2027,
3.54% (D), 05/01/2028	660,000	666,523
4.85%, 02/01/2044	720,000	832,758
6.40%, 05/15/2038	410,000	551,563
Fixed until 02/01/2024,
6.75% (D), 02/01/2024 (H)	48,000	55,020
KeyBank NA 3.40%, 05/20/2026, MTN	335,000	333,660
Nordea Bank AB 4.25%, 09/21/2022 (E)	2,711,000	2,864,282
Royal Bank of Scotland Group PLC 6.00%, 12/19/2023	215,000	239,550
6.10%, 06/10/2023	270,000	300,656
6.40%, 10/21/2019	140,000	151,324
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (E)	803,000	840,731
Societe Generale SA 5.00%, 01/17/2024 (E)	415,000	445,454
Svenska Handelsbanken AB 2.45%, 03/30/2021, MTN	800,000	804,600
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (D), 09/15/2031	1,160,000	1,153,240
Wells Fargo & Co. 2.13%, 04/22/2019	526,000	527,748
Fixed until 05/27/2027,
3.58% (D), 05/22/2028, MTN	1,108,000	1,118,563
4.10%, 06/03/2026, MTN	405,000	421,645
5.38%, 11/02/2043	220,000	258,554
Fixed until 06/15/2024,
5.90% (D), 06/15/2024 (H)	139,000	152,420

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo Bank NA 5.95%, 08/26/2036	$ 320,000	$ 404,724

		31,038,517

Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	1,983,000	2,046,217
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	1,090,000	1,153,384
Constellation Brands, Inc. 3.70%, 12/06/2026	304,000	312,685
Pernod Ricard SA 5.75%, 04/07/2021 (E)	1,095,000	1,213,720

		4,726,006

Biotechnology - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	759,000	753,730
Biogen, Inc. 4.05%, 09/15/2025	654,000	694,694
Celgene Corp. 2.88%, 08/15/2020	247,000	250,815
5.00%, 08/15/2045	1,014,000	1,116,556
Gilead Sciences, Inc. 2.95%, 03/01/2027	211,000	207,667
4.15%, 03/01/2047	190,000	195,786

		3,219,248

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	844,000	893,904

Capital Markets - 1.5%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	1,420,000	1,484,068
7.30%, 06/28/2019	845,000	916,696
Charles Schwab Corp. 3.20%, 03/02/2027	685,000	691,109
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	877,000	900,714
3.80%, 06/09/2023	1,155,000	1,198,722
Deutsche Bank AG 3-Month LIBOR + 1.31%, 2.63% (D), 08/20/2020	245,000	248,310
Goldman Sachs Group, Inc. 2.75%, 09/15/2020	701,000	708,545
5.75%, 01/24/2022	1,750,000	1,959,116
6.25%, 02/01/2041	130,000	172,033
6.75%, 10/01/2037	381,000	502,999
Macquarie Group, Ltd. 6.25%, 01/14/2021 (E)	988,000	1,095,530
Morgan Stanley 5.00%, 11/24/2025	1,303,000	1,421,330
5.75%, 01/25/2021	1,785,000	1,969,791
Oaktree Capital Management, LP 6.75%, 12/02/2019 (E)	545,000	591,049
UBS AG 7.63%, 08/17/2022	730,000	861,400
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (E)	1,189,000	1,252,780

		15,974,192

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	$ 204,000	$ 211,022
Monsanto Co. 4.40%, 07/15/2044	1,021,000	1,060,496

		1,271,518

Commercial Services & Supplies - 0.1%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	360,000	358,519
ERAC USA Finance LLC 2.70%, 11/01/2023 (E)	200,000	195,841
3.85%, 11/15/2024 (E)	560,000	581,482

		1,135,842

Communications Equipment - 0.1%
Cisco Systems, Inc. 2.13%, 03/01/2019	175,000	175,961
Harris Corp. 5.55%, 10/01/2021	960,000	1,057,857

		1,233,818

Construction & Engineering - 0.2%
SBA Tower Trust 2.24%, 04/09/2043 (E)	215,000	215,028
2.88%, 07/10/2046 (E)	607,000	602,448
3.17%, 04/09/2047 (E)	800,000	803,256

		1,620,732

Construction Materials - 0.2%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	780,000	821,232
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,251,000	1,323,754

		2,144,986

Consumer Finance - 0.6%
Ally Financial, Inc. 3.50%, 01/27/2019	710,000	718,662
4.13%, 03/30/2020	915,000	945,881
American Express Co. 4.05%, 12/03/2042	225,000	231,441
BMW US Capital LLC 2.80%, 04/11/2026 (C) (E)	1,104,000	1,087,161
Capital One Financial Corp. 2.50%, 05/12/2020	893,000	896,245
Discover Financial Services 3.75%, 03/04/2025	2,191,000	2,214,593

		6,093,983

Containers & Packaging - 0.2%
International Paper Co. 4.75%, 02/15/2022	520,000	565,190
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.13%, 07/15/2023 (E)	405,000	421,646
5.75%, 10/15/2020	900,000	915,759

		1,902,595

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	70,000	72,715

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	$ 1,381,000	$ 1,466,611

Diversified Telecommunication Services - 0.6%
AT&T, Inc. 3.00%, 06/30/2022	1,592,000	1,611,249
3.40%, 05/15/2025	1,240,000	1,224,333
4.35%, 06/15/2045	345,000	308,083
4.60%, 02/15/2021	215,000	229,799
5.00%, 03/01/2021	115,000	124,868
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	165,000	164,455
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	205,000	229,088
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	144,028
Verizon Communications, Inc. 5.15%, 09/15/2023	1,398,000	1,566,871
5.50%, 03/16/2047	1,052,000	1,161,384

		6,764,158

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	450,000	461,780
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	125,000	154,047
8.88%, 11/15/2018	28,000	29,899
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,596,000	1,599,023
Duke Energy Progress LLC 3.60%, 09/15/2047	230,000	227,380
Entergy Arkansas, Inc. 3.70%, 06/01/2024	206,000	216,617
Jersey Central Power & Light Co. 7.35%, 02/01/2019	116,000	123,151
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	410,000	429,692
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	895,000	951,854
5.30%, 06/01/2042	75,000	92,079
PacifiCorp 3.60%, 04/01/2024	1,077,000	1,124,482
5.75%, 04/01/2037	125,000	159,858

		5,569,862

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.88%, 01/12/2028	870,000	871,993

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	854,000	872,818
Schlumberger Investment SA 3.65%, 12/01/2023	105,000	111,119
Weatherford International, Ltd. 5.95%, 04/15/2042	120,000	94,800

		1,078,737

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 0.7%
CBL & Associates, LP 5.25%, 12/01/2023	$ 754,000	$ 757,677
EPR Properties 4.50%, 04/01/2025	730,000	751,490
4.75%, 12/15/2026	861,000	897,297
HCP, Inc. 3.40%, 02/01/2025	1,090,000	1,089,143
Hospitality Properties Trust 5.00%, 08/15/2022	909,000	977,989
Kilroy Realty, LP 4.25%, 08/15/2029	865,000	896,431
6.63%, 06/01/2020	605,000	665,387
Realty Income Corp. 3.88%, 07/15/2024	750,000	772,384
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	680,000	685,602
4.13%, 06/01/2021 (C)	275,000	287,336

		7,780,736

Food & Staples Retailing - 0.3%
CVS Health Corp. 2.13%, 06/01/2021	1,125,000	1,108,429
5.30%, 12/05/2043	162,000	184,241
Kroger Co. 2.80%, 08/01/2022 (C)	437,000	438,231
Sysco Corp. 3.25%, 07/15/2027	641,000	640,348
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,221,000	1,253,707

		3,624,956

Food Products - 0.3%
Bunge, Ltd. Finance Corp. 3.75%, 09/25/2027	1,135,000	1,134,346
Conagra Brands, Inc. 3.20%, 01/25/2023	525,000	535,929
Danone SA 2.95%, 11/02/2026 (E)	751,000	729,719
Kraft Heinz Foods Co. 2.80%, 07/02/2020	182,000	184,350
4.88%, 02/15/2025 (E)	390,000	417,124
Tyson Foods, Inc. 3.95%, 08/15/2024	412,000	434,306

		3,435,774

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.75%, 11/30/2026	1,367,000	1,410,054
Becton Dickinson and Co. 3.70%, 06/06/2027	1,036,000	1,043,616
Boston Scientific Corp. 2.65%, 10/01/2018	588,000	592,527
Medtronic, Inc. 4.63%, 03/15/2045	700,000	793,068

		3,839,265

Health Care Providers & Services - 0.1%
Anthem, Inc. 1.88%, 01/15/2018	239,000	239,197

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Coventry Health Care, Inc. 5.45%, 06/15/2021	$ 177,000	$ 193,744
HCA Healthcare, Inc. 6.25%, 02/15/2021	255,000	274,444

		707,385

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	561,000	596,617
Newell Brands, Inc. 4.20%, 04/01/2026	201,000	211,822

		808,439

Independent Power & Renewable Electricity Producers - 0.1%
NRG Energy, Inc. 6.63%, 03/15/2023	700,000	724,500

Industrial Conglomerates - 0.4%
General Electric Co.
Fixed until 01/21/2021,
5.00% (D), 01/21/2021 (H)	2,624,000	2,738,800
5.50%, 01/08/2020, MTN	475,000	510,534
6.88%, 01/10/2039, MTN	818,000	1,178,688

		4,428,022

Insurance - 0.5%
Allstate Corp. 3.28%, 12/15/2026	606,000	615,444
American International Group, Inc. Fixed until 05/15/2038, 8.18% (D), 05/15/2068	36,000	49,140
Athene Global Funding 3.00%, 07/01/2022 (E)	1,228,000	1,224,916
Berkshire Hathaway Finance Corp. 3.00%, 05/15/2022	755,000	778,633
CNA Financial Corp. 5.88%, 08/15/2020	775,000	841,225
Fidelity National Financial, Inc. 5.50%, 09/01/2022	195,000	214,803
Hartford Financial Services Group, Inc. 5.13%, 04/15/2022	38,000	42,001
Lincoln National Corp. 8.75%, 07/01/2019	243,000	269,269
MassMutual Global Funding II 2.35%, 04/09/2019 (E)	200,000	201,885
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	900,000	927,767

		5,165,083

IT Services - 0.0% (B)
Mastercard, Inc. 2.00%, 04/01/2019	173,000	173,718
3.38%, 04/01/2024	278,000	290,855

		464,573

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	667,000	670,575

Machinery - 0.0% (B)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	490,000	481,583

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 0.3%
Cablevision Systems Corp. 7.75%, 04/15/2018	$ 190,000	$ 194,296
CBS Corp. 5.75%, 04/15/2020	965,000	1,047,126
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	690,000	714,150
Comcast Corp. 5.88%, 02/15/2018	326,000	330,089
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (H)	200,000	213,500
NBCUniversal Media LLC 4.38%, 04/01/2021	909,000	972,868
4.45%, 01/15/2043	274,000	292,486

		3,764,515

Metals & Mining - 0.1%
Anglo American Capital PLC 4.00%, 09/11/2027 (E)	450,000	450,450
4.75%, 04/10/2027 (E)	230,000	243,132
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	140,000	137,725
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	3,000	3,045

		834,352

Multi-Utilities - 0.2%
CMS Energy Corp. 3.88%, 03/01/2024	70,000	73,585
4.88%, 03/01/2044	152,000	174,118
Dominion Energy, Inc. 2.58%, 07/01/2020	516,000	518,822
DTE Electric Co. 4.30%, 07/01/2044	1,034,000	1,127,638
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN (C)	455,000	460,169

		2,354,332

Multiline Retail - 0.1%
Wal-Mart Stores, Inc. 3.63%, 12/15/2047	955,000	976,202

Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	684,000	769,605
Apache Corp. 4.25%, 01/15/2044	47,000	44,846
4.75%, 04/15/2043	65,000	66,308
BP Capital Markets PLC 3.12%, 05/04/2026	1,426,000	1,437,767
Continental Resources, Inc. 3.80%, 06/01/2024 (C)	210,000	203,963
Energy Transfer, LP 5.15%, 02/01/2043	600,000	587,238
5.95%, 10/01/2043	535,000	569,758
EnLink Midstream Partners, LP 4.85%, 07/15/2026	436,000	459,262
EOG Resources, Inc. 2.45%, 04/01/2020	290,000	292,031
Exxon Mobil Corp. 1.82%, 03/15/2019	500,000	501,239
3.04%, 03/01/2026	975,000	995,731

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Husky Energy, Inc. 4.00%, 04/15/2024	$ 140,000	$ 145,828
Kerr-McGee Corp. 6.95%, 07/01/2024	150,000	178,484
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	858,000	893,273
Laredo Petroleum, Inc. 7.38%, 05/01/2022	180,000	187,425
Nexen Energy ULC 5.88%, 03/10/2035	10,000	12,165
Noble Energy, Inc. 6.00%, 03/01/2041	75,000	86,150
Petrobras Global Finance BV 5.38%, 01/27/2021	250,000	262,812
6.25%, 03/17/2024	350,000	375,322
Petroleos Mexicanos 3.50%, 01/30/2023	910,000	888,433
6.88%, 08/04/2026	450,000	505,575
Petronas Capital, Ltd. 5.25%, 08/12/2019 (E)	945,000	994,112
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	790,000	805,851
Shell International Finance BV 2.50%, 09/12/2026	873,000	842,990
3.75%, 09/12/2046	195,000	192,091
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	120,000	126,884
4.63%, 03/01/2034	110,000	121,937
Western Gas Partners, LP 5.38%, 06/01/2021	225,000	241,098
Williams Cos., Inc. 3.70%, 01/15/2023	64,000	64,560
7.88%, 09/01/2021	100,000	117,500
Williams Partners, LP 5.40%, 03/04/2044	104,000	114,448

		13,084,686

Pharmaceuticals - 0.3%
Allergan Funding SCS 3.80%, 03/15/2025	1,400,000	1,434,548
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	1,172,000	1,219,937
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	833,000	812,088

		3,466,573

Road & Rail - 0.2%
Aviation Capital Group LLC 2.88%, 01/20/2022 (E)	639,000	641,381
7.13%, 10/15/2020 (E)	1,312,000	1,482,854
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	40,000	40,991
3.75%, 04/01/2024	37,000	39,310

		2,204,536

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp. 2.88%, 05/11/2024	955,000	965,299
KLA-Tencor Corp. 4.13%, 11/01/2021	845,000	888,428

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc. 3.25%, 05/20/2027	$ 878,000	$ 877,911

		2,731,638

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	1,355,000	1,402,071

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 2.85%, 02/23/2023	1,342,000	1,369,604
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	1,036,000	1,154,492
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	978,000	1,011,266
HP, Inc. 3.75%, 12/01/2020	35,000	36,397
Seagate HDD Cayman 4.88%, 06/01/2027	207,000	202,047

		3,773,806

Tobacco - 0.1%
BAT Capital Corp. 3.56%, 08/15/2027 (E)	1,071,000	1,073,656
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	340,000	372,743

		1,446,399

Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	741,000	862,946

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV 3.13%, 07/16/2022	407,000	415,843
4.38%, 07/16/2042	300,000	308,791
Crown Castle Towers LLC 3.22%, 05/15/2042 (E)	905,000	919,245
4.88%, 08/15/2040 (E)	525,000	554,363
6.11%, 01/15/2040 (E)	1,799,000	1,914,101
Sprint Communications, Inc. 9.00%, 11/15/2018 (E)	588,000	624,015
Sprint Corp. 7.88%, 09/15/2023	155,000	173,213
T-Mobile USA, Inc. 6.84%, 04/28/2023	15,000	15,825

		4,925,396

Total Corporate Debt Securities (Cost $169,195,627)		172,175,469

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025 (C)	330,000	334,950

Colombia - 0.1%
Colombia Government International Bond 4.00%, 02/26/2024 (C)	235,000	244,635
4.50%, 01/28/2026 (C)	650,000	692,575

		937,210

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.1%
Indonesia Government International Bond 4.75%, 01/08/2026 (E)	$ 610,000	$ 665,018
5.38%, 10/17/2023 (E)	315,000	354,586

		1,019,604

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	1,070,000	1,120,825

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	125,000	163,500

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	275,000	280,837

Republic of Korea - 0.0% (B)
Korea Development Bank 3.00%, 03/17/2019	416,000	419,430

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	455,000	447,283

Total Foreign Government Obligations (Cost $4,569,742)		4,723,639

MORTGAGE-BACKED SECURITIES - 3.6%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	700,000	727,117
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,145,000	1,132,523
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,070,000	1,040,814
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,045,000	116,450
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	600,000	618,184
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (D), 05/26/2037 (E)	17,654	17,745
Series 2009-RR6, Class 2A1,
3.46% (D), 08/26/2035 (E)	223,567	223,176
Series 2010-RR1, Class 12A1,
5.25% (D), 08/26/2036 (E)	86,731	88,089
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (D), 03/13/2035 (E)	1,550,000	1,588,114
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	145,000	153,152
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	235,509
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	614,733	623,318

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	$ 410,000	$ 448,795
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	72,741	71,953
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	110,000	111,747
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,150,000	1,202,232
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	1,265,000	1,344,057
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	1,500,000	1,518,801
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	520,000	524,188
Commercial Mortgage Pass Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	830,000	828,631
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	1,040,000	1,057,198
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.17% (D), 08/26/2036 (E)	255,168	257,143
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 1.57% (D), 12/27/2035 (E)	639,147	620,026
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	320,000	317,795
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	675,000	669,931
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	695,705
Jefferies Resecuritization Trust
Series 2009-R2, Class 2A,
3.64% (D), 12/26/2037 (E)	11,848	11,874
Series 2009-R7, Class 1A1,
3.31% (D), 02/26/2036 (E)	153,491	153,209
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	370,000	370,004
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	1,162,488	1,208,298
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 3.25% (D), 05/26/2037 (E)	240,674	241,954
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.33% (D), 09/15/2045	48,555	48,589
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.81% (D), 06/12/2050	9,815	9,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	$ 368,868	$ 368,116
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	320,000	328,946
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	1,950,000	1,927,465
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	778,753	766,327
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 2.64% (D), 08/15/2034 (E)	2,765,978	2,767,717
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	359,774	372,791
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	152,927	157,033
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	377,734	385,059
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	285,036	293,845
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	684,388	705,830
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	456,324	469,846
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	476,725	483,521
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	542,098	557,124
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	1,369,588	1,418,674
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,136,087	1,177,076
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,878,168	1,943,029
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	787,213	815,990
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	1,373,000	1,425,667
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	950,000	949,263
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 1.82% (D), 05/25/2035	312,357	303,109
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	410,000	405,323

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
SCG Trust
Series 2013-SRP1, Class A,
1-Month LIBOR + 1.65%,
2.89% (D), 11/15/2026 (E)	$ 230,000	$ 227,694
Series 2013-SRP1, Class AJ,
1-Month LIBOR + 1.95%,
3.19% (D), 11/15/2026 (E)	770,000	767,022
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	560,000	572,285
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 3.74% (D), 06/15/2029 (E)	695,000	696,320

Total Mortgage-Backed Securities (Cost $38,576,677)		38,561,208

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	45,000	65,360
State of California, General Obligation Unlimited 7.30%, 10/01/2039	290,000	427,880
7.60%, 11/01/2040	480,000	753,269
7.70%, 11/01/2030	340,000	392,894
7.95%, 03/01/2036	905,000	1,021,003
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	40,000	43,534

		2,703,940

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	35,000	44,313

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	54,000	82,154

New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	45,000	63,554
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	45,000	60,645
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	40,000	48,737

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued) (B)
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	$ 70,000	$ 85,366

		258,302

Total Municipal Government Obligations (Cost $3,046,426)		3,088,709

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage Corp. 5.00%, 04/01/2018 - 08/01/2035	386,990	424,709
5.50%, 09/01/2018 - 06/01/2041	148,020	164,223
Federal National Mortgage Association
Zero Coupon, 10/09/2019	640,000	617,150
12-Month LIBOR + 1.52%,
2.03% (D), 02/01/2043	97,456	100,272
2.50%, TBA (F)	3,586,000	3,602,249
3.00%, TBA (F)	29,222,000	29,436,200
3.33% (D), 10/25/2023	190,000	197,676
3.50%, 07/01/2028 - 11/01/2028	486,832	509,061
3.50%, TBA (F)	18,657,000	19,203,963
4.00%, 04/01/2026 - 06/01/2042	127,930	135,397
4.00%, TBA (F)	4,786,000	5,023,431
4.50%, 02/01/2025 - 06/01/2026	313,112	328,172
5.00%, 05/01/2018 - 11/01/2039	1,644,237	1,818,758
5.00%, TBA (F)	2,471,000	2,682,359
5.50%, 07/01/2019 - 12/01/2041	1,325,297	1,502,987
6.00%, 08/01/2036 - 06/01/2041	1,770,680	2,008,047
6.50%, 05/01/2040	167,226	189,583
Government National Mortgage Association, Interest Only STRIPS 0.79% (D), 02/16/2053	663,310	30,236

Total U.S. Government Agency Obligations (Cost $68,106,067)		67,974,473

U.S. GOVERNMENT OBLIGATIONS - 8.0%
U.S. Treasury - 7.1%
U.S. Treasury Bond
2.25%, 08/15/2046	3,429,000	3,006,403
2.50%, 02/15/2045 - 05/15/2046	8,344,000	7,748,422
2.75%, 08/15/2042	2,611,500	2,574,164
2.88%, 08/15/2045	1,070,000	1,071,630
3.13%, 02/15/2042	1,250,000	1,317,969
3.50%, 02/15/2039	3,780,000	4,256,191
3.63%, 02/15/2044	8,170,000	9,359,756
4.50%, 02/15/2036	3,864,500	4,947,617
4.75%, 02/15/2037	3,201,000	4,233,072
5.25%, 02/15/2029	1,022,000	1,309,996
U.S. Treasury Note
0.75%, 01/31/2018	3,736,000	3,731,834
1.00%, 11/30/2019	1,874,900	1,851,537
1.13%, 06/30/2021 - 09/30/2021	2,415,000	2,350,649
1.25%, 11/30/2018	7,749,000	7,726,903
1.50%, 08/15/2026	1,873,000	1,748,182
1.63%, 03/31/2019 - 05/15/2026	11,441,100	11,250,564
1.75%, 11/30/2021 - 05/15/2023	2,572,000	2,534,168
1.88%, 11/30/2021	943,000	942,374
2.00%, 12/31/2021 - 02/15/2025	1,778,000	1,773,293

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.25%, 11/15/2024	$ 910,000	$ 910,782
2.50%, 08/15/2023 - 05/15/2024	1,902,300	1,940,368

		76,585,874

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond 1.75%, 01/15/2028	1,187,074	1,326,802
2.50%, 01/15/2029	2,639,746	3,179,725
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	4,723,056	4,812,014

		9,318,541

Total U.S. Government Obligations (Cost $85,155,427)		85,904,415

COMMERCIAL PAPER - 4.8%
Banks - 1.5%
Abbey National Treasury Services PLC 1.29% (I), 11/20/2017	3,682,000	3,679,532
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.32% (I), 12/13/2017	4,000,000	3,993,933
Macquarie Bank, Ltd. 1.42% (I), 01/08/2018	4,000,000	3,989,498
Sumitomo Mitsui Banking Corp. 1.32% (I), 11/08/2017	4,000,000	3,998,989

		15,661,952

Commercial Services & Supplies - 0.1%
Charta LLC 1.31% (I), 11/07/2017	1,050,000	1,049,774

Diversified Financial Services - 2.7%
Alpine Securitization. Ltd. 1.32% (I), 11/01/2017	1,462,000	1,462,000
Atlantic Asset Securitization LLC 1.32% (I), 11/21/2017	1,000,000	999,278
1.35% (I), 01/02/2018	3,100,000	3,092,899
Cafco LLC 1.31% (I), 12/05/2017	900,000	898,904
Cancara Asset Securitisation LLC 1.32% (I), 11/27/2017	1,000,000	999,061
1.36% (I), 01/05/2018	3,000,000	2,992,742
Gotham Funding Corp. 1.33% (I), 11/06/2017	3,900,000	3,899,290
Kells Funding LLC 1.32% (I), 11/09/2017	3,750,000	3,748,917
Lexington Parker Capital Co. LLC 1.35% (I), 12/18/2017	1,500,000	1,497,395
Liberty Funding LLC 1.35% (I), 01/09/2018	400,000	398,980
NIEUW Amsterdam Receivable 1.37% (I), 01/03/2018	3,300,000	3,292,204
Sheffield Receivable 1.36% (I), 12/27/2017	2,000,000	1,995,831
Victory Receivables 1.43% (I), 01/29/2018	3,250,000	3,238,671

		28,516,172

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
COMMERCIAL PAPER (continued)
Machinery - 0.2%
Caterpillar Finance Service Co. 1.32% (I), 12/13/2017	$ 2,718,000	$ 2,713,878

Software - 0.3%
Manhattan Asset Funding Co. LLC 1.29% (I), 12/18/2017	1,900,000	1,896,850
1.34% (I), 01/05/2018	1,900,000	1,895,471

		3,792,321

Total Commercial Paper (Cost $51,734,097)		51,734,097

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.9%
U.S. Treasury Bill 1.04% (I), 12/21/2017 - 01/04/2018	3,700,000	3,693,994
1.05% (I), 11/16/2017 - 01/04/2018	5,370,000	5,364,133

Total Short-Term U.S. Government Obligations (Cost $9,058,049)		9,058,127

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (I)	8,808,295	8,808,295

Total Securities Lending Collateral (Cost $8,808,295)		8,808,295

Principal	Value
REPURCHASE AGREEMENT - 0.7%

Fixed Income Clearing Corp., 0.12% (I), dated 10/31/2017, to be repurchased at $7,535,303 on 11/01/2017. Collateralized by U.S. Government Obligations, 2.13%, due 08/31/2020, and with a total value of $7,691,337.

$ 7,535,278	$ 7,535,278

Total Repurchase Agreement (Cost $7,535,278)	7,535,278

Total Investments (Cost $956,730,201)	1,142,226,134
Net Other Assets (Liabilities) - (6.3)%	(67,468,287)

Net Assets - 100.0%	$ 1,074,757,847

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	25	12/15/2017	$3,170,864	$3,215,938	$45,074	$—

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$654,724,164	$—	$—	$654,724,164
Preferred Stocks	463,792	—	—	463,792
Asset-Backed Securities	—	37,474,468	—	37,474,468
Corporate Debt Securities	—	172,175,469	—	172,175,469
Foreign Government Obligations	—	4,723,639	—	4,723,639
Mortgage-Backed Securities	—	38,561,208	—	38,561,208
Municipal Government Obligations	—	3,088,709	—	3,088,709
U.S. Government Agency Obligations	—	67,974,473	—	67,974,473
U.S. Government Obligations	—	85,904,415	—	85,904,415
Commercial Paper	—	51,734,097	—	51,734,097
Short-Term U.S. Government Obligations	—	9,058,127	—	9,058,127
Securities Lending Collateral	8,808,295	—	—	8,808,295
Repurchase Agreement	—	7,535,278	—	7,535,278

Total Investments	$663,996,251	$478,229,883	$—	$1,142,226,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (K)	$45,074	$—	$—	$45,074

Total Other Financial Instruments	$45,074	$—	$—	$45,074

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,599,405. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $110,353,775, representing 10.3% of the Fund’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $800,000, representing 0.1% of the Fund’s net assets.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rates disclosed reflect the yields at October 31, 2017.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

For the trailing 12 months ended October 31, 2017, global growth improved. The U.S. Federal Reserve (“Fed”) remains on track to gradually remove the accommodative policies over time, and that commitment was unwavering over the past year, even in the face of three 25 basis point hikes to the Federal Funds target rate range. The Trump era has taken geopolitical volatility to new heights, while equity market volatility dropped. Stocks hit record highs, credit spreads compressed to multi-year lows, the U.S. Treasury yield curve continued to flatten, and commodity prices found support. One year into the 115th Congress, the promise of massive reforms in taxes, healthcare, and regulatory reforms remained just that, promises.

Risk assets and spread products had a very good year as spreads tightened markedly, largely driven by a price-supportive supply/demand environment. The investment grade corporate bond market continued to outperform duration-matched U.S. Treasuries; all major sectors generating strong performance with commodity-related issuers contributing significantly. At the broader sector level, financials outperformed industrials and utilities. Within structured products, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) were the top performers during the trailing 12 months ended October 31, 2017, and Agency residential mortgage-backed securities (“RMBS”) lagged.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Short-Term Bond Class I2 returned 2.31%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.67%.

STRATEGY REVIEW

Strategically, the low level of rates, and the volatility of bond returns in the low interest rate environment, led us to continue to prefer defensive interest rate positioning. Our emphasis remained on minimizing interest rate volatility risks by focusing on spread products and using our credit selection expertise to generate excess returns, rather than taking on duration risk. We remained positive on the fundamentals in the U.S. consumer and property markets, with continued positions in ABS, CMBS, and non-agency RMBS. Exposure to these sectors has the potential to enhance credit quality, provide diversification, add carry, and generally lower interest rate risk. Our emphasis remained on seeking carry from spread products, especially in investment grade corporate credit, structured credit, and high yield. In addition, we maintained our optimism about financials and utilities. Financials generally benefit from rising short-term rates and have stronger balance sheets since the credit crisis.

Consistent with our outlook, the strategy retained its bias toward spread products over the year. Carry from coupons was the largest active contributor to performance. Spread compression and yield curve shifts also contributed positively. At the asset class level, the largest contributions came from investment grade, CMBS, and U.S. Treasuries. The Fund had very limited allocation to U.S. Treasuries and substantial overweight to investment grade corporate bonds. Non-agency RMBS and ABS also contributed to excess returns. The Fund did not hold Agency MBS. This was somewhat offset by emerging markets and cash, which detracted. Fixed and floating-rate exposure contributed positively to performance, with selection decisions among fixed-rate securities contributing the most. A notable overweight to BBB-rated paper, particularly among investment grade corporate credit, was also a positive contributor.

Doug Weih, CFA

Glen Kneeland

Brian W. Westhoff, CFA

Tyler A. Knight, CFA

Norbert King

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Fund Characteristics	Years
Average Maturity §	2.38
Duration †	1.68

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0	%*
AAA	13.4
AA	10.1
A	29.3
BBB	40.9
BB	1.6
B	1.6
CCC and Below	0.5
Not Rated	2.6
Net Other Assets (Liabilities)	0.0	*
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(0.62)%	1.37%	3.34%		11/01/2007
Class A (NAV)	1.90%	1.89%	3.61%		11/01/2007
Class C (POP)	0.12%	1.12%	2.83%		11/01/2007
Class C (NAV)	1.12%	1.12%	2.83%		11/01/2007
Class I (NAV)	2.21%	2.11%	3.17%		11/30/2009
Class I2 (NAV)	2.31%	2.21%	3.94%		11/08/2004
BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (A)	0.67%	0.93%	2.05%
Class R6 (NAV)	2.21%	N/A	2.03%		05/29/2015
Class T1 (POP)	N/A	N/A	(0.98	)%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	1.55	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	2.55	%(B)	12/16/2016

(A) The BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A and T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is subject to a variety of risks, including credit risk, inflation risk, interest rate risk, prepayment risk, and liquidity risk. Additional risks include investing in foreign markets and non-investment grade securities. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 16.4%
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (A)	$ 25,000,000	$ 24,960,830
Apidos CLO XIX Series 2014-19A, Class BR, 3-Month LIBOR + 1.55%, 2.90% (B), 10/17/2026 (A)	10,000,000	10,036,090
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 0.00% (B) (C), 07/18/2027 (A) (D)	8,000,000	8,000,000
BlueMountain CLO, Ltd. Series 2014-3A, Class A2R, 3-Month LIBOR + 1.60%, 2.96% (B), 10/15/2026 (A)	14,000,000	14,059,990
BXG Receivables Note Trust
Series 2012-A, Class A,
2.66%, 12/02/2027 (A)	4,770,787	4,717,464
Series 2013-A, Class A,
3.01%, 12/04/2028 (A)	10,187,994	10,209,908
Series 2017-A, Class A,
2.95%, 10/04/2032 (A)	9,320,023	9,264,399
CIFC Funding, Ltd. Series 2014-2A, Class A2LR, 3-Month LIBOR + 1.55%, 2.87% (B), 05/24/2026 (A)	7,000,000	7,011,760
Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 1-Month LIBOR + 0.38%, 2.00% (B), 12/25/2033	1,438,094	1,429,686
CWABS Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 1-Month LIBOR + 0.15%, 1.39% (B), 03/25/2047	9,847,119	9,569,272
Diamond Resorts Owner Trust
Series 2013-1, Class A,
1.95%, 01/20/2025 (A)	2,279,255	2,269,062
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	3,412,263	3,399,683
Series 2014-1, Class B,
2.98%, 05/20/2027 (A)	1,262,496	1,254,631
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	15,750,000	15,725,879
Foursight Capital Automobile Receivables Trust Series 2014-1, Class A, 2.11%, 03/23/2020 (A)	1,020,683	1,019,136
Golub Capital Partners CLO, Ltd. Series 2017-34A, Class A1, 3-Month LIBOR + 1.85%, 3.16% (B), 03/08/2029 (A)	9,000,000	9,013,356
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (A)	9,000,000	8,954,190
Halcyon Loan Advisors Funding, Ltd.
Series 2014-3A, Class B1R,
3-Month LIBOR + 1.70%, 3.06% (B), 10/22/2025 (A)	10,000,000	10,014,500

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Halcyon Loan Advisors Funding, Ltd. (continued)
Series 2015-1A, Class B1R,
3-Month LIBOR + 1.55%, 2.91% (B), 04/20/2027 (A)	$ 6,750,000	$ 6,749,960
Hertz Vehicle Financing II, LP Series 2016-1A, Class B, 3.72%, 03/25/2020 (A)	15,000,000	15,046,771
Hilton Grand Vacations Trust
Series 2013-A, Class A,
2.28%, 01/25/2026 (A)	1,748,278	1,740,202
Series 2014-AA, Class A,
1.77%, 11/25/2026 (A)	8,408,917	8,303,947
Series 2014-AA, Class B,
2.07% (B), 11/25/2026 (A)	5,444,647	5,371,430
KVK CLO, Ltd. Series 2014-1A, Class BR, 3-Month LIBOR + 1.80%, 3.12% (B), 05/15/2026 (A)	9,135,000	9,147,214
Marathon CLO VII, Ltd. Series 2014-7A, Class A1R, 3-Month LIBOR + 1.32%, 2.70% (B), 10/28/2025 (A)	10,000,000	10,031,750
Marriott Vacation Club Owner Trust Series 2012-1A, Class A, 2.51%, 05/20/2030 (A)	3,998,052	3,996,714
MVW Owner Trust
Series 2014-1A, Class B,
2.70%, 09/22/2031 (A)	4,104,239	4,058,793
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	4,565,533	4,566,050
New Residential Advanced Receivables Trust Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (A)	10,000,000	9,936,068
OCP CLO, Ltd. Series 2014-7A, Class A2AR, 3-Month LIBOR + 1.40%, 2.76% (B), 10/20/2026 (A)	8,500,000	8,491,449
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (A)	15,900,000	15,821,430
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (A)	12,200,000	12,226,441
Orange Lake Timeshare Trust
Series 2012-AA, Class A,
3.45%, 03/10/2027 (A)	856,535	861,744
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	5,019,270	4,977,270
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	7,664,867	7,641,424
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	14,892,276	14,870,599
Sierra Timeshare Receivables Funding LLC
Series 2013-2A, Class C,
4.75% (B), 11/20/2025 (A)	3,198,337	3,204,726
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	1,504,198	1,501,670

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2014-1A, Class B,
2.42%, 03/20/2030 (A)	$ 1,504,198	$ 1,502,201
Series 2014-2A, Class B,
2.40% (B), 06/20/2031 (A)	2,885,777	2,879,575
Series 2014-3A, Class B,
2.80%, 10/20/2031 (A)	3,188,363	3,189,499
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	1,093,989	1,092,513
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	1,337,097	1,340,784
SilverLeaf Finance XVII LLC Series 2013-A, Class A, 2.68%, 03/16/2026 (A)	1,865,245	1,862,731
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	2,468,061	2,463,110
SLM Student Loan Trust Series 2006-1, Class B, 3-Month LIBOR + 0.20%, 1.57% (B), 01/25/2027	9,160,000	8,797,567
SoFi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	7,007,154	7,092,442
Spirit Master Funding LLC Series 2014-2A, Class A, 5.76%, 03/20/2041 (A)	6,504,860	6,849,617
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	10,707,613	10,763,457
SPS Servicer Advance Receivables Trust Series 2016-T1, Class AT1, 2.53%, 11/16/2048 (A)	18,000,000	17,854,056
SVO VOI Mortgage LLC Series 2012-AA, Class A, 2.00%, 09/20/2029 (A)	5,027,651	5,005,780
THL Credit Wind River CLO, Ltd. Series 2014-1A, Class B1R, 3-Month LIBOR + 1.55%, 2.90% (B), 04/18/2026 (A)	8,000,000	8,011,112
TICP CLO, Ltd. Series 2014-3A, Class B1R, 3-Month LIBOR + 1.60%, 2.96% (B), 01/20/2027 (A)	10,000,000	9,999,930
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	3,303,113	3,331,366
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	11,090,364	11,141,814
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	10,633,168	10,566,056
Series 2016-5, Class A1,
2.50% (B), 10/25/2056 (A)	13,500,114	13,468,173
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	19,649,277	19,717,919
Series 2017-2, Class A1,
2.75% (B), 04/25/2057 (A)	9,117,831	9,164,994

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	$ 9,174,960	$ 9,206,554
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	14,538,374	14,573,532
Trafigura Securitisation Finance PLC Series 2017-1A, Class A2, 2.47%, 12/15/2020 (A)	10,000,000	9,961,790
VSE VOI Mortgage LLC Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	14,332,059	14,221,373
Welk Resorts LLC
Series 2013-AA, Class A,
3.10%, 03/15/2029 (A)	5,287,045	5,302,752
Series 2015-AA, Class A,
2.79%, 06/16/2031 (A)	5,950,048	5,909,266
Series 2017-AA, Class A,
2.82%, 06/15/2033	8,644,635	8,591,298
Westgate Resorts LLC Series 2015-1A, Class A, 2.75%, 05/20/2027 (A)	2,151,468	2,154,890

Total Asset-Backed Securities (Cost $524,574,405)		525,471,639

CORPORATE DEBT SECURITIES - 64.9%
Aerospace & Defense - 0.3%
Bombardier, Inc. 4.75%, 04/15/2019 (A)	3,020,000	3,072,850
Lockheed Martin Corp. 2.50%, 11/23/2020	7,102,000	7,192,418

		10,265,268

Air Freight & Logistics - 0.2%
United Parcel Service, Inc. 5.13%, 04/01/2019	5,500,000	5,754,540

Airlines - 1.4%
America West Airlines Pass-Through Trust
7.93%, 07/02/2020	759,473	782,258
8.06%, 01/02/2022	6,170,524	6,941,839
Delta Air Lines Pass-Through Trust 6.20%, 01/02/2020	14,571,199	14,964,767
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	565,637	602,404
Southwest Airlines Co. 2.65%, 11/05/2020	9,964,000	10,109,346
Virgin Australia Pass-Through Trust 5.00%, 04/23/2025 (A)	11,724,476	12,266,146

		45,666,760

Automobiles - 0.1%
Harley-Davidson Funding Corp. 6.80%, 06/15/2018 (A)	2,990,000	3,082,521

Banks - 13.6%
Bank of America Corp.
2.63%, 04/19/2021, MTN	24,650,000	24,772,688
3-Month LIBOR + 1.42%, 2.78% (B), 04/19/2021, MTN	3,700,000	3,810,615
5.88%, 01/05/2021	3,000,000	3,313,888
7.63%, 06/01/2019, MTN	6,985,000	7,576,083

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
3-Month LIBOR + 0.69%, 2.06% (B), 10/27/2022	$ 3,000,000	$ 2,997,032
3-Month LIBOR + 1.07%, 2.39% (B), 12/08/2021	5,000,000	5,079,991
2.90%, 12/08/2021	15,000,000	15,160,583
Citizens Bank NA 2.25%, 10/30/2020	6,000,000	5,991,540
Compass Bank 2.88%, 06/29/2022	8,476,000	8,416,263
Cooperatieve Rabobank UA Fixed until 06/30/2019, 11.00% (B), 06/30/2019 (A) (E)	23,684,000	26,881,340
Credit Agricole SA 3.38%, 01/10/2022 (A)	9,050,000	9,247,317
Danske Bank A/S 2.00%, 09/08/2021 (A)	8,000,000	7,873,604
Discover Bank
3.10%, 06/04/2020	12,563,000	12,808,897
7.00%, 04/15/2020	16,576,000	18,313,282
DnB Bank ASA 3-Month LIBOR + 0.37%, 1.71% (B), 10/02/2020 (A)	5,000,000	5,008,305
Fifth Third Bank 2.30%, 03/15/2019	12,040,000	12,100,609
First Horizon National Corp. 3.50%, 12/15/2020	8,160,000	8,392,405
First Niagara Financial Group, Inc.
6.75%, 03/19/2020	13,396,000	14,796,221
7.25%, 12/15/2021	6,340,000	7,393,081
First Tennessee Bank NA 2.95%, 12/01/2019	23,381,000	23,637,370
JPMorgan Chase & Co.
2.55%, 10/29/2020	22,140,000	22,351,796
4.25%, 10/15/2020	6,865,000	7,255,479
6.30%, 04/23/2019	5,000,000	5,310,249
Lloyds Banking Group PLC
3.00%, 01/11/2022	10,000,000	10,124,961
3.10%, 07/06/2021	6,280,000	6,393,873
Manufacturers & Traders Trust Co. 2.05%, 08/17/2020	10,000,000	9,978,229
National City Corp. 6.88%, 05/15/2019	3,000,000	3,217,059
PNC Bank NA 3-Month LIBOR + 0.36%, 1.68% (B), 05/19/2020	7,000,000	7,025,200
Regions Bank 7.50%, 05/15/2018	23,306,000	23,986,459
Royal Bank of Scotland Group PLC 6.40%, 10/21/2019	7,305,000	7,895,897
Santander Holdings USA, Inc. 2.70%, 05/24/2019	5,094,000	5,126,770
Santander UK PLC 2.13%, 11/03/2020 (D)	10,000,000	9,979,532
Svenska Handelsbanken AB
3-Month LIBOR + 0.93%, 2.27% (B), 10/01/2020	13,900,000	14,152,588
3-Month LIBOR + 1.15%, 2.49% (B), 03/30/2021, MTN	6,885,000	7,046,349

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Synovus Financial Corp. 7.88%, 02/15/2019	$ 17,282,000	$ 18,578,150
US Bank NA 2.13%, 10/28/2019	21,212,000	21,312,212
Wells Fargo & Co.
3-Month LIBOR + 0.68%, 2.06% (B), 01/30/2020, MTN	16,405,000	16,575,750
2.13%, 04/22/2019	3,762,000	3,774,500
3-Month LIBOR + 1.03%, 2.40% (B), 07/26/2021	9,963,000	10,185,091

		433,841,258

Beverages - 2.5%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	27,402,000	27,751,634
Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/2019	6,927,000	7,401,951
Constellation Brands, Inc.
2.25%, 11/06/2020	10,943,000	10,924,725
3.75%, 05/01/2021	12,965,000	13,499,587
Molson Coors Brewing Co. 2.10%, 07/15/2021	9,626,000	9,510,554
Pernod Ricard SA 5.75%, 04/07/2021 (A)	9,466,000	10,492,299

		79,580,750

Biotechnology - 1.3%
AbbVie, Inc. 2.50%, 05/14/2020	15,180,000	15,303,069
Amgen, Inc.
2.65%, 05/11/2022	2,743,000	2,746,632
4.50%, 03/15/2020	3,695,000	3,899,508
Biogen, Inc. 2.90%, 09/15/2020	4,981,000	5,085,495
Celgene Corp. 2.25%, 08/15/2021	15,036,000	14,882,276

		41,916,980

Capital Markets - 6.7%
Ameriprise Financial, Inc. 7.30%, 06/28/2019	18,320,000	19,874,403
Bank of New York Mellon Corp.
3-Month LIBOR + 0.87%, 2.18% (B), 08/17/2020, MTN	6,000,000	6,105,393
2.45%, 11/27/2020, MTN	8,188,000	8,270,345
Credit Suisse Group Funding Guernsey, Ltd. 3.13%, 12/10/2020	10,000,000	10,190,540
Deutsche Bank AG
3-Month LIBOR + 1.31%, 2.63% (B), 08/20/2020	10,275,000	10,413,807
3-Month LIBOR + 1.45%, 2.80% (B), 01/18/2019	9,964,000	10,086,622
Goldman Sachs Group, Inc.
3-Month LIBOR + 0.80%, 2.12% (B), 12/13/2019	12,000,000	12,092,400
2.75%, 09/15/2020	8,948,000	9,044,309
7.50%, 02/15/2019, MTN	17,297,000	18,486,524
Lazard Group LLC 4.25%, 11/14/2020	10,890,000	11,470,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley
3-Month LIBOR + 1.14%, 2.51% (B), 01/27/2020	$ 7,937,000	$ 8,060,355
3-Month LIBOR + 1.40%, 2.76% (B), 04/21/2021, MTN	4,982,000	5,124,170
5.75%, 01/25/2021	12,500,000	13,794,056
7.30%, 05/13/2019, MTN	12,235,000	13,184,605
State Street Corp.
3-Month LIBOR + 0.90%, 2.22% (B), 08/18/2020	16,120,000	16,456,211
2.55%, 08/18/2020	6,005,000	6,113,077
UBS AG 2.20%, 06/08/2020 (A)	9,800,000	9,808,261
UBS Group Funding Switzerland AG 3-Month LIBOR + 1.44%, 2.77% (B), 09/24/2020 (A)	26,205,000	26,710,946

		215,286,937

Chemicals - 1.3%
Dow Chemical Co. 8.55%, 05/15/2019	24,461,000	26,859,935
E.I. du Pont de Nemours & Co. 2.20%, 05/01/2020	6,000,000	6,022,987
Sherwin-Williams Co. 2.25%, 05/15/2020	9,500,000	9,522,503

		42,405,425

Commercial Services & Supplies - 0.2%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (A)	5,000,000	4,979,429

Construction Materials - 0.2%
Martin Marietta Materials, Inc. 3-Month LIBOR + 0.65%, 1.96% (B), 05/22/2020	5,975,000	6,009,975

Consumer Finance - 3.2%
Ally Financial, Inc.
3.50%, 01/27/2019	12,000,000	12,146,400
8.00%, 03/15/2020	5,717,000	6,424,479
American Express Co. 2.20%, 10/30/2020	22,696,000	22,632,502
Capital One Financial Corp.
2.40%, 10/30/2020	9,963,000	9,960,147
2.50%, 05/12/2020	11,288,000	11,329,014
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.93%, 2.24% (B), 11/04/2019	4,750,000	4,791,604
3.16%, 08/04/2020	8,000,000	8,166,800
General Motors Financial Co., Inc.
3-Month LIBOR + 1.56%, 2.92% (B), 01/15/2020 (F)	3,150,000	3,217,526
3-Month LIBOR + 2.06%, 3.42% (B), 01/15/2019	5,084,000	5,180,170
3.45%, 01/14/2022	9,266,000	9,497,121
Springleaf Finance Corp. 8.25%, 12/15/2020	6,825,000	7,695,187

		101,040,950

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, 09/15/2022 (A)	$ 3,035,000	$ 3,126,050

Diversified Consumer Services - 0.1%
Princeton University 4.95%, 03/01/2019	3,805,000	3,965,452

Diversified Financial Services - 2.2%
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	5,800,000	5,828,710
Jefferies Group LLC 8.50%, 07/15/2019	7,475,000	8,211,353
National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	19,410,000	21,042,344
OMX Timber Finance Investments I LLC 5.42%, 01/29/2020 (A)	20,014,000	21,172,538
Protective Life Global Funding 2.70%, 11/25/2020 (A)	15,000,000	15,145,212

		71,400,157

Diversified Telecommunication Services - 2.1%
AT&T, Inc.
3.20%, 03/01/2022	9,960,000	10,133,542
5.80%, 02/15/2019	3,012,000	3,157,111
Sprint Capital Corp. 6.90%, 05/01/2019	9,000,000	9,495,000
Telefonica Emisiones SAU 3.19%, 04/27/2018	18,370,000	18,497,197
Verizon Communications, Inc.
3-Month LIBOR + 0.55%, 1.86% (B), 05/22/2020	9,000,000	9,056,907
4.50%, 09/15/2020	16,958,000	18,071,812

		68,411,569

Electric Utilities - 2.4%
Duke Energy Corp. 3.05%, 08/15/2022	12,030,000	12,256,409
Entergy Texas, Inc. 7.13%, 02/01/2019	22,351,000	23,680,685
Oncor Electric Delivery Co. LLC
2.15%, 06/01/2019	5,190,000	5,193,110
6.80%, 09/01/2018	8,000,000	8,324,779
PPL Capital Funding, Inc. 1.90%, 06/01/2018	11,500,000	11,514,747
Southern California Edison Co. 1.85%, 02/01/2022	17,035,714	16,979,248

		77,948,978

Energy Equipment & Services - 0.9%
Nabors Industries, Inc. 6.15%, 02/15/2018	7,698,000	7,717,245
Schlumberger Holdings Corp. 2.35%, 12/21/2018 (A)	20,000,000	20,097,263

		27,814,508

Equity Real Estate Investment Trusts - 1.6%
Government Properties Income Trust 3.75%, 08/15/2019	24,795,000	25,210,777

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Realty Income Corp. 6.75%, 08/15/2019	$ 5,000,000	$ 5,401,188
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	8,972,000	9,045,919
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, 09/17/2019 (A)	12,570,000	12,671,249

		52,329,133

Food & Staples Retailing - 1.7%
CVS Health Corp.
2.13%, 06/01/2021	15,000,000	14,779,048
4.75%, 12/01/2022 (F)	2,000,000	2,178,315
Kroger Co. 2.80%, 08/01/2022	10,433,000	10,462,385
Sysco Corp. 2.50%, 07/15/2021	9,646,000	9,695,473
Walgreens Boots Alliance, Inc. 2.70%, 11/18/2019	17,887,000	18,077,004

		55,192,225

Food Products - 2.8%
Kraft Heinz Foods Co. 3-Month LIBOR + 0.57%, 1.88% (B), 02/10/2021	14,866,000	14,889,498
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (A)	11,000,000	10,794,511
Smithfield Foods, Inc.
2.65%, 10/03/2021 (A)	15,840,000	15,713,348
2.70%, 01/31/2020 (A)	12,333,000	12,367,417
Tyson Foods, Inc.
2.25%, 08/23/2021	4,898,000	4,859,265
4.50%, 06/15/2022	19,000,000	20,492,870
WhiteWave Foods Co. 5.38%, 10/01/2022	8,061,000	9,095,352

		88,212,261

Gas Utilities - 1.3%
DTE Gas Co. 5.00%, 10/01/2019	28,400,000	29,900,020
Southern California Gas Co. 1.55%, 06/15/2018	10,560,000	10,556,711

		40,456,731

Health Care Equipment & Supplies - 1.2%
Abbott Laboratories 2.90%, 11/30/2021	13,000,000	13,202,956
Becton Dickinson and Co. 3-Month LIBOR + 1.03%, 2.35% (B), 06/06/2022	8,124,000	8,174,696
Boston Scientific Corp. 2.65%, 10/01/2018	3,000,000	3,023,098
Medtronic, Inc. 2.50%, 03/15/2020	8,655,000	8,773,991
Stryker Corp. 4.38%, 01/15/2020	4,221,000	4,430,009

		37,604,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.1%
AmerisourceBergen Corp. 4.88%, 11/15/2019	$ 2,281,000	$ 2,402,864

Household Durables - 0.2%
Newell Brands, Inc. 3.15%, 04/01/2021	5,351,000	5,468,571

Independent Power & Renewable Electricity Producers - 0.4%
Dynegy, Inc. 6.75%, 11/01/2019	3,770,000	3,906,663
Exelon Generation Co. LLC 4.00%, 10/01/2020	9,554,000	9,985,112

		13,891,775

Industrial Conglomerates - 0.2%
General Electric Co. 3-Month LIBOR + 0.80%, 2.16% (B), 04/15/2020, MTN	5,100,000	5,181,056

Insurance - 0.8%
Athene Global Funding
2.75%, 04/20/2020 (A)	4,661,000	4,691,840
3.00%, 07/01/2022 (A)	14,168,000	14,132,418
CNA Financial Corp. 5.88%, 08/15/2020	6,145,000	6,670,097

		25,494,355

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.60%, 12/05/2019	5,050,000	5,133,942

IT Services - 0.2%
Fidelity National Information Services, Inc. 3.63%, 10/15/2020	5,577,000	5,783,000

Leisure Products - 0.1%
Mattel, Inc. 4.35%, 10/01/2020	3,940,000	3,961,363

Machinery - 0.5%
Caterpillar Financial Services Corp. 1.35%, 05/18/2019, MTN	10,000,000	9,922,540
Stanley Black & Decker, Inc. 2.45%, 11/17/2018	4,500,000	4,531,521

		14,454,061

Media - 2.3%
Cablevision Systems Corp. 7.75%, 04/15/2018	11,397,000	11,654,686
CBS Corp. 5.75%, 04/15/2020	15,459,000	16,774,633
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	17,240,000	17,703,740
Omnicom Group, Inc. 3.63%, 05/01/2022	10,461,000	10,909,254
Sky PLC 9.50%, 11/15/2018 (A)	14,244,000	15,313,320

		72,355,633

Metals & Mining - 0.2%
Glencore Funding LLC 3.00%, 10/27/2022 (A)	6,974,000	6,986,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 1.9%
Consumers Energy Co. 6.70%, 09/15/2019	$ 10,000,000	$ 10,872,448
Dominion Energy, Inc.
2.58%, 07/01/2020	4,498,000	4,522,603
2.96%, 07/01/2019 (G)	5,274,000	5,344,663
5.20%, 08/15/2019	21,733,000	22,900,582
Public Service Co. of Colorado 5.80%, 08/01/2018	18,201,000	18,744,141

		62,384,437

Oil, Gas & Consumable Fuels - 1.6%
Anadarko Petroleum Corp. 8.70%, 03/15/2019	2,857,000	3,104,072
BP Capital Markets PLC
2.24%, 09/26/2018	6,079,000	6,110,437
4.75%, 03/10/2019	1,992,000	2,069,539
El Paso Natural Gas Co. LLC 8.63%, 01/15/2022	8,935,000	10,838,540
Energy Transfer, LP 4.15%, 10/01/2020	8,000,000	8,352,553
Exxon Mobil Corp. 1.71%, 03/01/2019	9,765,000	9,773,541
Sabine Pass Liquefaction LLC 6.25%, 03/15/2022	8,938,000	10,063,205
YPF SA 8.50%, 03/23/2021 (A)	1,743,000	1,973,634

		52,285,521

Pharmaceuticals - 0.9%
Forest Laboratories LLC 4.88%, 02/15/2021 (A)	2,375,000	2,540,527
Perrigo Finance Unlimited Co. 3.50%, 12/15/2021	7,400,000	7,579,002
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/2019	9,959,000	9,919,229
2.40%, 09/23/2021	9,963,000	9,896,134

		29,934,892

Real Estate Management & Development - 0.4%
First Industrial, LP 7.50%, 12/01/2017, MTN	11,650,000	11,703,587

Road & Rail - 1.1%
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	4,928,000	4,946,361
7.13%, 10/15/2020 (A)	18,266,000	20,644,673
Canadian Pacific Railway Co. 9.45%, 08/01/2021	7,000,000	8,625,683

		34,216,717

Semiconductors & Semiconductor Equipment - 1.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.38%, 01/15/2020 (A)	14,946,000	15,029,419
KLA-Tencor Corp. 2.38%, 11/01/2017	17,635,000	17,635,000
QUALCOMM, Inc. 2.10%, 05/20/2020	14,938,000	14,974,798

		47,639,217

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 1.1%
CDK Global, Inc. 3.80%, 10/15/2019	$ 11,925,000	$ 12,223,125
Microsoft Corp. 1.55%, 08/08/2021	14,950,000	14,657,612
Oracle Corp. 1.90%, 09/15/2021	10,000,000	9,895,688

		36,776,425

Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc. 2.00%, 05/06/2020	9,000,000	9,029,386
Dell International LLC / EMC Corp. 3.48%, 06/01/2019 (A)	19,875,000	20,231,483
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	19,585,000	20,251,180

		49,512,049

Tobacco - 1.1%
Altria Group, Inc. 9.70%, 11/10/2018	12,724,000	13,727,602
BAT Capital Corp. 2.30%, 08/14/2020 (A)	8,717,000	8,720,141
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	11,299,000	12,387,133

		34,834,876

Trading Companies & Distributors - 0.8%
International Lease Finance Corp. 8.25%, 12/15/2020	21,682,000	25,250,189

Wireless Telecommunication Services - 0.4%
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,597,000	3,817,316
Vodafone Group PLC 5.45%, 06/10/2019	10,000,000	10,540,476

		14,357,792

Total Corporate Debt Securities (Cost $2,064,260,033)		2,076,301,831

LOAN ASSIGNMENTS - 0.6%
Commercial Services & Supplies - 0.4%
Spin Holdco, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 4.99% (B), 11/14/2022	11,441,987	11,499,196

Health Care Providers & Services - 0.2%
Community Health Systems, Inc. Term Loan G, 3-Month LIBOR + 2.75%, 4.07% (B), 12/31/2019 (D) (H)	6,192,468	6,073,455

Total Loan Assignments (Cost $17,431,631)		17,572,651

MORTGAGE-BACKED SECURITIES - 15.9%
280 Park Avenue Mortgage Trust Series 2017-280P, Class C, 1-Month LIBOR + 1.25%, 2.49% (B), 09/15/2034 (A)	15,640,000	15,644,883
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A, 4.08%, 03/13/2031 (A)	3,379,590	3,400,603

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust
Series 2014-FL1, Class B,
1-Month LIBOR + 2.20%, 3.44% (B), 12/15/2031 (A)	$ 10,000,000	$ 10,019,305
Series 2014-IP, Class D,
2.72% (B), 06/15/2028 (A)	11,000,000	10,939,980
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 2.44% (B), 08/15/2036 (A)	14,890,000	14,880,704
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 2.94% (B), 08/15/2036 (A)	15,000,000	14,990,709
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (B), 05/26/2037 (A)	409,135	411,237
Series 2009-RR6, Class 2A1,
3.46% (B), 08/26/2035 (A)	1,539,619	1,536,931
Series 2010-RR1, Class 12A1,
5.25% (B), 08/26/2036 (A)	1,165,784	1,184,033
Series 2010-RR7, Class 5A6,
5.50% (B), 10/26/2036 (A)	713,987	716,075
Series 2012-RR4, Class 2A5,
2.79% (B), 04/26/2037 (A)	330,630	330,873
BHMS Mortgage Trust Series 2014-ATLS, Class CFL, 1-Month LIBOR + 2.45%, 3.69% (B), 07/05/2033 (A)	15,000,000	15,219,258
BX Trust
Series 2017-APPL, Class C,
1-Month LIBOR + 1.40%, 2.64% (B), 07/15/2034 (A)	18,000,000	18,011,266
Series 2017-SLCT, Class C,
1-Month LIBOR + 1.40%, 2.64% (B), 07/15/2034 (A)	15,000,000	15,014,120
CCRESG Commercial Mortgage Trust
Series 2016-HEAT, Class B,
4.11%, 04/10/2029 (A)	3,700,000	3,751,016
Series 2016-HEAT, Class C,
4.92%, 04/10/2029 (A)	3,000,000	3,058,946
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 2.99% (B), 07/15/2030 (A)	10,000,000	10,004,357
Chicago Skyscraper Trust Series 2017-SKY, Class C, 1-Month LIBOR + 1.25%, 2.49% (B), 02/15/2030 (A)	10,285,000	10,297,906
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class B,
1-Month LIBOR + 1.10%, 2.34% (B), 07/15/2029 (A)	5,000,000	5,000,745
Series 2017-1500, Class C,
1-Month LIBOR + 1.25%, 2.49% (B), 07/15/2032 (A)	3,500,000	3,500,496
Citigroup Mortgage Loan Trust Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	6,139,499	6,390,681

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CLNS Trust Series 2017-IKPR, Class C, 1-Month LIBOR + 1.10%, 2.34% (B), 06/11/2032 (A)	$ 14,800,000	$ 14,799,936
COMM Mortgage Trust
Series 2014-PAT, Class D,
1-Month LIBOR + 2.15%, 3.39% (B), 08/13/2027 (A)	15,000,000	15,018,868
Series 2014-PAT, Class E,
1-Month LIBOR + 3.15%, 4.39% (B), 08/13/2027 (A)	5,000,000	5,078,462
Cosmopolitan Hotel Trust Series 2016-CSMO, Class C, 1-Month LIBOR + 2.65%, 3.89% (B), 11/15/2033 (A)	14,700,000	14,736,799
CSMC Trust
Series 2010-UD1, Class B,
6.18% (B), 12/16/2049 (A)	147,319	147,058
Series 2015-DEAL, Class B,
1-Month LIBOR + 1.85%, 3.09% (B), 04/15/2029 (A)	18,020,000	18,036,960
Series 2015-DEAL, Class D,
1-Month LIBOR + 3.10%, 4.34% (B), 04/15/2029 (A)	10,000,000	10,015,649
Series 2017-HD. Class C,
1-Month LIBOR + 1.70%, 2.94% (B), 02/15/2031 (A)	4,500,000	4,511,275
DBCG Mortgage Trust
Series 2017-BBG, Class B,
1-Month LIBOR + 0.85%, 2.09% (B), 06/15/2034 (A)	12,500,000	12,503,883
Series 2017-BBG, Class C,
1-Month LIBOR + 1.00%, 2.24% (B), 06/15/2034 (A)	2,500,000	2,500,788
GP Portfolio Trust
Series 2014-GPP, Class C,
1-Month LIBOR + 2.20%, 3.44% (B), 02/15/2027 (A)	13,000,000	13,020,701
Series 2014-GPP, Class D,
1-Month LIBOR + 3.00%, 4.24% (B), 02/15/2027 (A)	10,000,000	10,027,249
GS Mortgage Securities Trust Series 2013-G1, Class A1, 2.06%, 04/10/2031 (A)	7,702,915	7,504,420
Hospitality Mortgage Trust Series 2017-HIT, Class C, 1-Month LIBOR + 1.35%, 2.59% (B), 05/08/2030 (A)	7,900,000	7,902,452
Impac CMB Trust Series 2007-A, Class A, 1-Month LIBOR + 0.50%, 1.74% (B), 05/25/2037 (A)	8,421,045	8,254,293
Jefferies Resecuritization Trust
Series 2009-R2, Class 2A,
3.64% (B), 12/26/2037 (A)	140,617	140,919
Series 2009-R7, Class 11A1,
3.29% (B), 03/26/2037 (A)	343,799	343,522

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-DSTY, Class C,
3.80% (B), 06/10/2027 (A)	$ 10,000,000	$ 9,895,548
Series 2016-ASH, Class C,
1-Month LIBOR + 2.75%, 3.99% (B), 10/15/2034 (A)	6,500,000	6,544,752
JPMorgan Resecuritization Trust Series 2010-5, Class 2A2, 4.50% (B), 07/26/2035 (A)	1,278,828	1,286,208
Lehman Brothers Small Balance Commercial Mortgage Trust Series 2005-1A, Class A, 1-Month LIBOR + 0.25%, 1.49% (B), 02/25/2030 (A)	3,410,634	3,330,217
Mill City Mortgage Loan Trust Series 2017-3, Class A1, 2.75% (B), 02/25/2058 (A)	19,758,956	19,800,740
Morgan Stanley Re-REMIC Trust Series 2010-R4, Class 3A, 5.50%, 08/26/2047 (A)	884,337	882,025
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	6,246,336	5,454,925
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 2.64% (B), 08/15/2034 (A)	19,835,301	19,847,771
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	3,529,076	3,623,842
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	4,382,346	4,517,784
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (A)	6,826,416	7,015,639
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	12,611,198	13,046,717
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	9,069,276	9,400,809
Series 2017-5A, Class A1,
1-Month LIBOR + 1.50%, 2.74% (B), 06/25/2057 (A)	11,673,913	11,927,056
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 1-Month LIBOR + 0.19%, 1.43% (B), 12/20/2036 (A)	9,377,944	9,159,174
SCG Trust
Series 2013-SRP1, Class A,
1-Month LIBOR + 1.65%, 2.89% (B), 11/15/2026 (A)	550,000	544,485
Series 2013-SRP1, Class AJ,
1-Month LIBOR + 1.95%, 3.19% (B), 11/15/2026 (A)	20,000,000	19,922,652
Series 2013-SRP1, Class B,
1-Month LIBOR + 2.50%, 3.74% (B), 11/15/2026 (A)	22,500,000	22,186,989
Stonemont Portfolio Trust Series 2017-MONT, Class C, 1-Month LIBOR + 1.25%, 2.49% (B), 08/20/2030 (A)	14,900,000	14,900,000

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ, 5.48% (B), 08/15/2039	$ 681,414	$ 687,262
TRU Trust Series 2016-TOYS, Class A, 1-Month LIBOR + 2.25%, 3.49% (B), 11/15/2030 (A)	9,779,362	9,685,332
VSD LLC 3.60%, 12/25/2043 (A)	4,199,886	4,202,127
Wells Fargo Mortgage Loan Trust Series 2011-RR3, Class A1, 3.47% (B), 03/27/2037 (A)	1,769,096	1,768,270

Total Mortgage-Backed Securities (Cost $507,695,014)		508,477,682

U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (I)
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.77%, 3.52% (B), 08/01/2037	386,810	408,274

Total U.S. Government Agency Obligation (Cost $392,234)		408,274

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.0% (I)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (J)	1,193,785	1,193,785

Total Securities Lending Collateral (Cost $1,193,785)		1,193,785

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.12% (J), dated 10/31/2017, to be repurchased at $70,497,929 on 11/01/2017. Collateralized by U.S. Government Obligations, 0.25% - 2.00%, due 06/30/2024 - 01/15/2025, and with a total value of $71,910,324.	$ 70,497,694	70,497,694

Total Repurchase Agreement (Cost $70,497,694)		70,497,694

Total Investments (Cost $3,186,044,796)		3,199,923,556
Net Other Assets (Liabilities) - (0.0)% (I)		(410,104)

Net Assets - 100.0%		$ 3,199,513,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$525,471,639	$—	$525,471,639
Corporate Debt Securities	—	2,076,301,831	—	2,076,301,831
Loan Assignments	—	17,572,651	—	17,572,651
Mortgage-Backed Securities	—	508,477,682	—	508,477,682
U.S. Government Agency Obligation	—	408,274	—	408,274
Securities Lending Collateral	1,193,785	—	—	1,193,785
Repurchase Agreement	—	70,497,694	—	70,497,694

Total Investments	$1,193,785	$3,198,729,771	$—	$3,199,923,556

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $1,354,412,876, representing 42.3% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(C)	Percentage rounds to less than 0.01% or (0.01)%.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,168,817. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2017; the maturity date disclosed is the ultimate maturity date.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2017 where the rate will be determined at time of settlement.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Rates disclosed reflect the yields at October 31, 2017.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

(unaudited)

MARKET ENVIRONMENT

The domestic political environment dominated trading throughout the year, although firming global economic conditions also supported valuation expansion. The fiscal year began with a hotly contested presidential election that ushered in considerable optimism about the prospects for tax reform, infrastructure spending, and de-regulation. As the fiscal year unfolded, investors reined in their expectations for the scope and timing of any such measures. Political gridlock persisted in Washington D.C. through the summer, yielding equity market consolidation and heightened risk aversion. In the final months of the fiscal year, however, U.S. Congress finally seemed on the verge of putting a tax bill together, and the bull streaked across Wall Street to close the fiscal year on a very positive note.

The U.S. economy chugged along again during the fiscal year, logging the eighth year of its elongated, muted expansion. The macroeconomic environment benefited from increasingly stiff tailwinds from abroad, and the final months of fiscal 2017 represented the first time in many years when Europe, Asia, and the U.S. all saw meaningful growth concurrently. Inflation remained stubbornly low amid the broad-based global acceleration, although it showed signs of a pickup as the year progressed. The U.S. Federal Reserve (“Fed”) proactively raised short-term rates three times during the fiscal year. Investors once again favored “growth” stocks, with the Russell 2000® Growth Index outperforming the Russell 2000® Value Index by over six percent for the fiscal year.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Small Cap Core Class R4 returned 17.47%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 27.85% and 23.63%, respectively.

STRATEGY REVIEW

Substantial academic and empirical research has shown the existence of a number of market anomalies that can be profitably exploited by a disciplined approach to security selection and portfolio construction. We believe the ultimate strength of the Fund’s strategy lies in its ability to produce a portfolio that, in aggregate, maintains objective and economically meaningful exposures to the factors which our research has shown to be indicative of prospective outperformance.

The Fund underperformed the Russell 2000® Index during the period on a relative basis, its strong absolute performance notwithstanding.

The Fund’s discipline generally leads it to own securities that trade at discount valuations relative to the market and favors companies that make money. Examining these metrics reveals that our valuation discipline was certainly not rewarded during the fiscal year as the companies that were in the most expensive quintile of the index, on an earnings-yield basis, outperformed those in the least expensive quintile. In addition, our underweight to companies that lose money on an earnings before interest and taxes (“EBIT”) basis also detracted. An analysis of longer term returns based on these metrics indicates that these outcomes are unusual, though certainly not unprecedented over short periods of time. However, we remain convinced that our fundamental and valuation focused discipline should be rewarded in line with the longer term historical record.

From a sector weighting standpoint our overweight to energy sector was the largest detractor from results. Stock selection was most challenged in the consumer discretionary sector primarily due to our retail holdings, as investors continued to worry about the Amazon.com, Inc.effect. We were also unable to keep pace in the health care sector where biotechnology stocks lead the way. We are materially underweight the biotechnology industry, as these stocks generally trade at high valuations despite ongoing losses.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.8%
Securities Lending Collateral	6.1
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(5.4)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	N/A	N/A	(2.01	)%(A)	03/10/2017
Class A (NAV)	N/A	N/A	3.72	%(A)	03/10/2017
Class C (POP)	N/A	N/A	2.22	%(A)	03/10/2017
Class C (NAV)	N/A	N/A	3.22	%(A)	03/10/2017
Class I (NAV)	N/A	N/A	3.88	%(A)	03/10/2017
Class I2 (NAV)	N/A	N/A	3.97	%(A)	03/10/2017
Class I3 (NAV)	N/A	N/A	3.51	%(A)	03/10/2017
Class R (NAV)	N/A	N/A	3.07	%(A)	03/10/2017
Class R4 (NAV)	17.47%	10.33%	5.37%		09/11/2000
Russell 2000® Index (B)	27.85%	14.49%	7.63%
S&P 500® (C)	23.63%	15.18%	7.51%
Class T1 (POP)	N/A	N/A	(1.35	)%(A)	03/17/2017
Class T1 (NAV)	N/A	N/A	1.21	%(A)	03/17/2017
Advisor Class (NAV)	N/A	N/A	3.78	%(A)	03/10/2017

(A) Not annualized.

(B) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 1.0%
Moog, Inc., Class A (A)	9,480	$ 831,965
Triumph Group, Inc.	26,525	823,601
Wesco Aircraft Holdings, Inc. (A)	85,320	772,146

		2,427,712

Auto Components - 0.4%
Visteon Corp. (A)	6,980	879,759

Banks - 9.6%
1st Source Corp.	14,595	748,869
Bancorp, Inc. (A)	93,165	783,518
Bank of Marin Bancorp	8,990	609,073
Bank of NT Butterfield & Son, Ltd.	24,160	902,376
Bank of the Ozarks, Inc.	17,330	807,925
BankUnited, Inc.	24,665	859,575
Banner Corp.	13,625	780,985
Berkshire Hills Bancorp, Inc.	21,315	816,364
Carolina Financial Corp. (B)	21,420	789,327
Cathay General Bancorp	20,545	858,781
Central Pacific Financial Corp.	25,675	799,006
Community Trust Bancorp, Inc.	13,420	648,186
Customers Bancorp, Inc. (A)	25,255	690,472
Enterprise Financial Services Corp.	19,430	847,148
FCB Financial Holdings, Inc., Class A (A)	17,670	825,189
Financial Institutions, Inc.	21,160	694,048
First Busey Corp.	27,525	856,578
First Financial Corp.	13,290	631,275
First Merchants Corp.	19,300	829,900
Franklin Financial Network, Inc. (A)	22,115	758,544
Hanmi Financial Corp.	26,780	823,485
Hope Bancorp, Inc.	47,185	870,563
IBERIABANK Corp.	10,370	764,787
Preferred Bank	13,735	847,862
Prosperity Bancshares, Inc.	12,995	854,811
QCR Holdings, Inc.	13,215	631,016
Sandy Spring Bancorp, Inc.	18,455	745,767
State Bank Financial Corp.	22,870	661,172
TCF Financial Corp.	48,800	889,136
TriCo Bancshares	17,385	720,087
United Community Banks, Inc.	29,275	802,720

		24,148,545

Beverages - 0.3%
Boston Beer Co., Inc., Class A (A) (B)	4,730	842,177

Biotechnology - 1.9%
AMAG Pharmaceuticals, Inc. (A) (B)	45,915	720,865
Eagle Pharmaceuticals, Inc. (A) (B)	16,530	888,487
Emergent BioSolutions, Inc. (A)	20,595	844,189
Myriad Genetics, Inc. (A)	23,145	793,411
PDL BioPharma, Inc. (A)	238,035	704,584
United Therapeutics Corp. (A)	6,975	827,165

		4,778,701

Capital Markets - 1.0%
Cowen, Inc. (A)	52,180	782,700
Legg Mason, Inc.	22,735	868,022
Waddell & Reed Financial, Inc., Class A (B)	40,995	766,197

		2,416,919

Chemicals - 1.6%
Cabot Corp.	14,280	870,509

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Innophos Holdings, Inc.	16,815	$ 822,758
Methanex Corp. (B)	15,665	763,669
Minerals Technologies, Inc.	11,135	800,606
Stepan Co.	9,445	754,278

		4,011,820

Commercial Services & Supplies - 3.0%
ACCO Brands Corp. (A)	64,270	838,723
Brady Corp., Class A	22,625	860,881
CECO Environmental Corp.	72,975	639,991
Ennis, Inc.	33,275	670,491
Essendant, Inc.	60,725	587,818
Heritage-Crystal Clean, Inc. (A)	35,685	697,642
Quad/Graphics, Inc.	36,790	838,444
SP Plus Corp. (A)	21,225	822,469
Steelcase, Inc., Class A	54,255	789,410
Tetra Tech, Inc.	17,495	861,629

		7,607,498

Communications Equipment - 1.2%
Ceragon Networks, Ltd. (A)	320,645	689,386
Comtech Telecommunications Corp.	37,790	812,863
NETGEAR, Inc. (A)	16,580	773,457
Plantronics, Inc.	18,530	840,521

		3,116,227

Construction & Engineering - 2.0%
AECOM (A)	24,385	854,938
Aegion Corp. (A)	36,890	859,168
EMCOR Group, Inc.	12,085	972,963
MYR Group, Inc. (A)	24,920	794,699
Orion Group Holdings, Inc. (A)	88,845	639,684
Tutor Perini Corp. (A)	30,995	874,059

		4,995,511

Consumer Finance - 1.1%
EZCORP, Inc., Class A (A)	87,625	898,156
Navient Corp.	71,225	887,464
Nelnet, Inc., Class A	16,450	962,983

		2,748,603

Containers & Packaging - 0.6%
Greif, Inc., Class A	13,795	766,036
Owens-Illinois, Inc. (A)	33,895	809,752

		1,575,788

Diversified Consumer Services - 1.1%
Adtalem Global Education, Inc.	22,120	817,334
American Public Education, Inc. (A)	29,505	590,100
Bridgepoint Education, Inc. (A)	65,790	636,847
K12, Inc. (A)	42,447	688,491

		2,732,772

Diversified Telecommunication Services - 0.7%
Cogent Communications Holdings, Inc.	17,595	948,371
Consolidated Communications Holdings, Inc.	42,455	813,862

		1,762,233

Electric Utilities - 1.0%
ALLETE, Inc.	10,220	800,737
Hawaiian Electric Industries, Inc.	24,385	889,077
Portland General Electric Co.	16,805	802,271

		2,492,085

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment - 0.3%
Regal Beloit Corp.	10,495	$ 851,669

Electronic Equipment, Instruments & Components - 4.0%
Anixter International, Inc. (A)	9,705	666,734
Avnet, Inc.	20,555	818,089
AVX Corp.	42,760	805,598
Belden, Inc.	10,220	816,680
Benchmark Electronics, Inc. (A)	23,535	728,408
Celestica, Inc. (A)	66,625	669,581
Jabil, Inc.	26,050	736,694
Plexus Corp. (A)	14,260	875,992
Sanmina Corp. (A)	20,735	678,553
ScanSource, Inc. (A)	18,670	801,877
Tech Data Corp. (A)	8,735	810,346
TTM Technologies, Inc. (A)	52,304	825,357
Vishay Intertechnology, Inc.	39,975	889,444

		10,123,353

Energy Equipment & Services - 1.9%
Ensco PLC, Class A (B)	147,615	795,645
Matrix Service Co. (A)	58,395	823,370
McDermott International, Inc. (A)	123,900	820,218
Oceaneering International, Inc.	33,200	671,304
Rowan Cos. PLC, Class A (A)	60,065	860,731
Unit Corp. (A)	42,520	795,974

		4,767,242

Equity Real Estate Investment Trusts - 5.7%
Apple Hospitality REIT, Inc.	44,055	834,402
CBL & Associates Properties, Inc. (B)	95,900	751,856
Chatham Lodging Trust	37,735	820,736
Chesapeake Lodging Trust	29,305	817,610
CoreCivic, Inc.	31,180	768,899
DiamondRock Hospitality Co.	77,800	844,908
Franklin Street Properties Corp.	80,160	801,600
Government Properties Income Trust	43,365	787,942
Hersha Hospitality Trust	43,980	778,006
Kite Realty Group Trust	38,780	724,798
LaSalle Hotel Properties	27,120	765,055
Medical Properties Trust, Inc.	59,630	788,905
Ramco-Gershenson Properties Trust	61,890	781,671
RLJ Lodging Trust	37,330	808,568
Sabra Health Care REIT, Inc.	39,745	791,720
Select Income REIT	35,035	846,446
Sunstone Hotel Investors, Inc.	50,645	826,526
Xenia Hotels & Resorts, Inc.	37,940	825,574

		14,365,222

Food & Staples Retailing - 0.9%
Chefs’ Warehouse, Inc. (A) (B)	37,075	739,646
SUPERVALU, Inc. (A)	40,650	662,189
United Natural Foods, Inc. (A)	20,595	798,468

		2,200,303

Food Products - 1.2%
Dean Foods Co.	71,440	696,540
Flowers Foods, Inc.	44,485	846,550
Sanderson Farms, Inc.	5,700	852,549
TreeHouse Foods, Inc. (A)	10,930	725,533

		3,121,172

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities - 0.3%
National Fuel Gas Co.	13,515	$ 784,546

Health Care Equipment & Supplies - 3.6%
Analogic Corp.	10,250	823,075
AngioDynamics, Inc. (A)	48,435	821,942
Haemonetics Corp. (A)	18,530	881,287
Halyard Health, Inc. (A)	17,480	736,782
Hill-Rom Holdings, Inc.	10,330	833,734
Lantheus Holdings, Inc. (A)	47,070	936,693
Masimo Corp. (A)	9,370	822,311
Meridian Bioscience, Inc.	51,120	764,244
Natus Medical, Inc. (A)	21,230	900,152
OraSure Technologies, Inc. (A)	37,565	741,909
Orthofix International NV (A)	16,060	862,904

		9,125,033

Health Care Providers & Services - 6.7%
Aceto Corp.	68,535	690,147
Addus HomeCare Corp. (A)	18,125	652,500
Amedisys, Inc. (A)	17,400	837,114
AMN Healthcare Services, Inc. (A)	20,795	912,900
Brookdale Senior Living, Inc. (A)	82,560	828,077
Chemed Corp.	4,127	922,096
Community Health Systems, Inc. (A) (B)	141,610	835,499
Cross Country Healthcare, Inc. (A)	52,330	714,305
HealthSouth Corp.	17,405	803,067
Kindred Healthcare, Inc.	135,855	821,923
LHC Group, Inc. (A)	12,075	806,731
LifePoint Health, Inc. (A)	13,790	663,989
Magellan Health, Inc. (A)	9,900	844,470
MEDNAX, Inc. (A)	18,380	804,860
Molina Healthcare, Inc. (A) (B)	12,440	843,805
National HealthCare Corp.	11,985	767,040
Owens & Minor, Inc.	26,670	655,282
Patterson Cos., Inc. (B)	20,980	776,260
Providence Service Corp. (A)	13,645	758,662
Triple-S Management Corp., Class B (A)	33,622	807,264
WellCare Health Plans, Inc. (A)	4,875	963,982

		16,709,973

Health Care Technology - 1.2%
Allscripts Healthcare Solutions, Inc. (A)	59,405	800,780
Computer Programs & Systems, Inc.	25,350	764,303
HealthStream, Inc. (A)	29,890	731,109
Quality Systems, Inc. (A)	50,590	711,801

		3,007,993

Hotels, Restaurants & Leisure - 1.0%
Arcos Dorados Holdings, Inc., Class A (A)	83,550	835,500
Brinker International, Inc. (B)	23,940	735,437
Cheesecake Factory, Inc. (B)	18,600	832,164

		2,403,101

Household Durables - 1.3%
Ethan Allen Interiors, Inc.	26,350	783,913
La-Z-Boy, Inc.	30,490	821,706
Sleep Number Corp. (A)	20,400	663,000
SodaStream International, Ltd. (A)	13,550	862,728

		3,131,347

Independent Power & Renewable Electricity Producers - 0.3%
NRG Energy, Inc.	31,385	784,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Insurance - 2.2%
Ambac Financial Group, Inc. (A)	51,670	$ 841,188
Assured Guaranty, Ltd.	22,540	836,234
CNO Financial Group, Inc.	34,075	816,778
Genworth Financial, Inc., Class A (A)	214,230	709,101
Greenlight Capital Re, Ltd., A Shares (A)	34,045	750,692
Third Point Reinsurance, Ltd. (A)	50,945	850,781
Universal Insurance Holdings, Inc.	34,240	816,624

		5,621,398

Internet Software & Services - 0.9%
Blucora, Inc. (A)	34,475	748,108
DHI Group, Inc. (A)	265,265	583,583
NIC, Inc.	48,790	829,430

		2,161,121

IT Services - 2.7%
CACI International, Inc., Class A (A)	6,045	868,969
Convergys Corp.	33,485	861,569
CSG Systems International, Inc.	21,128	894,559
ManTech International Corp., Class A	18,165	843,038
MAXIMUS, Inc.	13,155	873,887
Perficient, Inc. (A)	39,585	769,928
Sykes Enterprises, Inc. (A)	28,343	820,246
Teradata Corp. (A)	25,340	847,623

		6,779,819

Life Sciences Tools & Services - 1.3%
Bruker Corp.	27,325	858,005
Charles River Laboratories International, Inc. (A)	7,350	854,732
ICON PLC (A)	6,990	830,831
Luminex Corp.	37,075	791,551

		3,335,119

Machinery - 1.5%
Commercial Vehicle Group, Inc. (A)	84,650	687,358
FreightCar America, Inc.	34,195	640,130
Harsco Corp. (A)	38,235	812,494
SPX Corp. (A)	28,195	825,832
Wabash National Corp. (B)	37,365	840,712

		3,806,526

Marine - 0.3%
Costamare, Inc.	125,620	780,100

Metals & Mining - 2.3%
Cleveland-Cliffs, Inc. (A) (B)	115,240	686,830
Hudbay Minerals, Inc.	100,060	745,447
Kaiser Aluminum Corp.	8,100	803,358
Materion Corp.	19,430	997,731
Schnitzer Steel Industries, Inc., Class A	28,710	845,510
SunCoke Energy, Inc. (A)	77,660	861,249
U.S. Steel Corp.	28,820	729,722

		5,669,847

Mortgage Real Estate Investment Trusts - 1.8%
AG Mortgage Investment Trust, Inc.	39,380	740,738
ARMOUR Residential REIT, Inc. (B)	30,730	769,786
Dynex Capital, Inc.	102,690	718,830
Invesco Mortgage Capital, Inc.	47,465	817,347
MTGE Investment Corp.	42,075	761,558
PennyMac Mortgage Investment Trust	46,565	747,834

		4,556,093

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 0.6%
MDU Resources Group, Inc.	29,180	$ 798,073
NorthWestern Corp.	13,290	787,831

		1,585,904

Multiline Retail - 0.3%
Big Lots, Inc.	15,945	818,138

Oil, Gas & Consumable Fuels - 2.9%
Arch Coal, Inc., Class A	11,725	896,024
Clean Energy Fuels Corp. (A)	264,530	621,645
Cloud Peak Energy, Inc. (A)	204,800	870,400
CONSOL Energy, Inc. (A)	53,675	865,778
Enerplus Corp. (B)	87,815	805,264
Overseas Shipholding Group, Inc., Class A (A)	219,395	519,966
Pacific Ethanol, Inc. (A)	130,580	626,784
Renewable Energy Group, Inc. (A) (B)	65,260	789,646
Teekay Tankers, Ltd., Class A (B)	382,335	565,856
World Fuel Services Corp.	23,210	645,238

		7,206,601

Paper & Forest Products - 1.0%
Boise Cascade Co. (A)	24,010	851,155
Domtar Corp.	18,970	897,660
Louisiana-Pacific Corp. (A)	29,965	814,449

		2,563,264

Personal Products - 1.6%
Avon Products, Inc. (A)	348,125	793,725
Edgewell Personal Care Co. (A)	10,500	681,765
Inter Parfums, Inc.	17,925	829,927
Medifast, Inc.	13,240	826,176
Nu Skin Enterprises, Inc., Class A	12,650	804,667

		3,936,260

Pharmaceuticals - 1.5%
Depomed, Inc. (A)	165,120	799,181
Endo International PLC (A)	109,645	699,535
Innoviva, Inc. (A)	56,280	688,867
Sucampo Pharmaceuticals, Inc., Class A (A)	83,550	835,500
Valeant Pharmaceuticals International, Inc. (A) (B)	60,525	707,537

		3,730,620

Professional Services - 3.1%
FTI Consulting, Inc. (A)	23,430	1,001,632
Heidrick & Struggles International, Inc.	30,325	753,576
ICF International, Inc. (A)	15,135	812,750
Kelly Services, Inc., Class A	32,920	866,125
ManpowerGroup, Inc.	6,805	838,920
Navigant Consulting, Inc. (A)	49,205	851,739
Resources Connection, Inc.	49,155	774,191
RPX Corp. (A)	59,630	776,383
TrueBlue, Inc. (A)	35,780	969,638

		7,644,954

Road & Rail - 0.7%
ArcBest Corp.	26,526	864,748
YRC Worldwide, Inc. (A)	68,260	919,462

		1,784,210

Semiconductors & Semiconductor Equipment - 3.9%
Amkor Technology, Inc. (A)	77,290	894,245
Amtech Systems, Inc. (A)	57,500	837,200
Brooks Automation, Inc.	26,180	900,330

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc. (A)	15,525	$ 869,400
Cree, Inc. (A)	28,535	1,018,699
Kulicke & Soffa Industries, Inc. (A)	38,030	861,380
MKS Instruments, Inc.	8,460	919,179
Nova Measuring Instruments, Ltd. (A)	27,445	857,931
Photronics, Inc. (A)	90,465	877,510
Rudolph Technologies, Inc. (A)	31,290	868,298
Synaptics, Inc. (A)	22,755	844,666

		9,748,838

Specialty Retail - 6.3%
Aaron’s, Inc.	14,880	547,584
American Eagle Outfitters, Inc.	46,975	611,614
Ascena Retail Group, Inc. (A) (B)	362,785	703,803
Barnes & Noble, Inc.	76,230	533,610
Bed Bath & Beyond, Inc.	29,920	595,408
Big 5 Sporting Goods Corp. (B)	91,350	580,072
Cato Corp., Class A	41,835	537,998
Chico’s FAS, Inc.	88,795	709,472
Children’s Place, Inc.	5,440	591,872
DSW, Inc., Class A	34,065	652,345
Express, Inc. (A)	90,680	613,904
Finish Line, Inc., Class A (B)	65,110	603,570
Foot Locker, Inc.	20,515	617,091
Francesca’s Holdings Corp. (A)	83,810	542,251
GameStop Corp., Class A (B)	31,985	597,800
Haverty Furniture Cos., Inc.	25,940	618,669
Hibbett Sports, Inc. (A) (B)	45,705	585,024
Office Depot, Inc.	167,955	520,661
Pier 1 Imports, Inc.	127,810	531,690
Shoe Carnival, Inc.	32,220	604,769
Tailored Brands, Inc.	46,170	713,326
Tilly’s, Inc., A Shares	52,350	623,488
Urban Outfitters, Inc. (A) (B)	27,195	666,821
Vitamin Shoppe, Inc. (A)	113,980	524,308
Williams-Sonoma, Inc. (B)	12,635	651,966
Zumiez, Inc. (A)	37,455	661,081

		15,740,197

Technology Hardware, Storage & Peripherals - 0.6%
NCR Corp. (A)	21,825	700,364
Stratasys, Ltd. (A)	34,660	780,543

		1,480,907

Textiles, Apparel & Luxury Goods - 2.2%
Crocs, Inc. (A)	88,805	905,811
Deckers Outdoor Corp. (A)	12,710	867,330
Fossil Group, Inc. (A) (B)	95,050	748,994
Iconix Brand Group, Inc. (A)	137,915	226,181
Movado Group, Inc.	26,020	720,754
Perry Ellis International, Inc. (A)	34,115	794,538
Ralph Lauren Corp.	8,760	783,407
Vera Bradley, Inc. (A)	73,440	528,768

		5,575,783

Thrifts & Mortgage Finance - 2.6%
Dime Community Bancshares, Inc.	34,785	767,009
Flagstar Bancorp, Inc. (A)	23,405	874,645
Nationstar Mortgage Holdings, Inc. (A)	42,585	829,130
Oritani Financial Corp.	43,325	734,359

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Radian Group, Inc.	42,520	$ 891,219
TrustCo Bank Corp.	82,810	759,782
United Financial Bancorp, Inc.	40,785	746,773
Washington Federal, Inc.	24,705	859,734

		6,462,651

Trading Companies & Distributors - 1.7%
Applied Industrial Technologies, Inc.	13,530	861,184
DXP Enterprises, Inc. (A)	23,880	765,832
Rush Enterprises, Inc., Class A (A)	18,165	922,419
Textainer Group Holdings, Ltd. (A)	46,545	909,955
WESCO International, Inc. (A)	14,055	887,573

		4,346,963

Wireless Telecommunication Services - 0.9%
Spok Holdings, Inc.	38,725	656,389
Telephone & Data Systems, Inc.	28,240	823,196
U.S. Cellular Corp. (A)	19,390	709,480

		2,189,065

Total Common Stocks (Cost $239,782,350)		245,436,307

SECURITIES LENDING COLLATERAL - 6.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	15,278,952	15,278,952

Total Securities Lending Collateral (Cost $15,278,952)		15,278,952

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $3,717,022 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $3,792,362.	$ 3,717,010	3,717,010

Total Repurchase Agreement (Cost $3,717,010)		3,717,010

Total Investments (Cost $258,778,312)		264,432,269
Net Other Assets (Liabilities) - (5.4)%		(13,457,618)

Net Assets - 100.0%		$ 250,974,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$245,436,307	$—	$—	$245,436,307
Securities Lending Collateral	15,278,952	—	—	15,278,952
Repurchase Agreement	—	3,717,010	—	3,717,010

Total Investments	$260,715,259	$3,717,010	$—	$264,432,269

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,770,655. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

The market continued its largely uninterrupted ascent during the most recent fiscal year. Remarkably, the largest drawdown during the year for the S&P 500® was under three percent, which represents the smallest intra-year correction since 1995. Despite the lack of near-term volatility in the markets, we continue to believe we are in the midst of a long-term rate normalization process and higher interest rates will ultimately lead to higher volatility, which should align well with our focus on quality growth companies.

Despite the steady stream of unfavorable news around natural disasters, geopolitical tensions, and domestic unrest this year, corporate fundamentals continue to advance. Perhaps the largest driver of recent market strength has been accelerating earnings growth in the U.S. and other developed markets.

The U.S. economy continues to advance gradually, with real gross domestic product (“GDP”) growing in the three percent range and the unemployment rate now nearing four percent. This steady growth trajectory has represented an ideal backdrop for the U.S. Federal Reserve (“Fed”), allowing them ample time to prepare investors for a gradual monetary tightening. Although we see no indicators pointing towards imminent recession, it’s worth remembering we’re eight years into the current recovery, and historically recessions have been associated with tightening monetary conditions.

We continue to find compelling high-return franchises with durable growth opportunities, yet it’s challenging to find these franchises at reasonable prices.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Small Cap Growth Class A returned 26.31%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned 31.00%.

STRATEGY REVIEW

The Fund underperformed its benchmark, as the benchmark’s performance was led by non-earning companies (particularly technology and biotech stocks), which didn’t favor the Fund’s high-quality bias during the period.

From a sector perspective, utilities, producer durables and financial services provided the strongest relative outperformance versus the benchmark. The energy, consumer discretionary and consumer staples sectors were the three biggest relative detractors in the Fund.

Supernus Pharmaceuticals, Inc., a specialty pharmaceuticals company that develops drugs to treat central nervous system diseases, was the largest contributor to performance. Strong sales and the settlement of their patent litigation drove sales results for the company’s epilepsy and migraine drugs. While we trimmed the stock several times during the year based on valuation, late in the fiscal year we added to it after a period of weakness.

Oasis Petroleum, Inc., an oil and gas producer with operations in the Bakken Shale basin, was the largest detractor in the Fund. The primary driver of the company’s performance was the decline in oil prices early in the year. Despite better well results, investors worried about the effect that lower oil prices would have on the company’s production growth and cash flow. This position was sold in favor of other opportunities.

W. Conrad Doenges

Andrew Hill

Joseph LeBate

Co-Portfolio Managers

Ranger Investment Management, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	16.5
Repurchase Agreement	2.0
Net Other Assets (Liabilities)	(16.6)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	19.34%	12.96%	11.07%		08/31/2012
Class A (NAV)	26.31%	14.23%	12.29%		08/31/2012
Russell 2000® Growth Index (A)	31.00%	15.36%	14.88%
Class C (POP)	24.68%	13.41%	11.48%		08/31/2012
Class C (NAV)	25.22%	13.41%	11.48%		08/31/2012
Class I (NAV)	26.40%	14.49%	12.56%		08/31/2012
Class I2 (NAV)	26.63%	14.64%	12.70%		08/31/2012
Class I3 (NAV)	N/A	N/A	11.65	%(B)	03/10/2017
Class R (NAV)	N/A	N/A	11.18	%(B)	03/10/2017
Class R4 (NAV)	N/A	N/A	11.49	%(B)	03/10/2017
Class R6 (NAV)	26.63%	N/A	18.24%		07/25/2016
Class T1 (POP)	N/A	N/A	6.49	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	9.19	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	12.50	%(B)	12/16/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 1.6%
Mercury Systems, Inc. (A)	49,960	$ 2,521,481

Auto Components - 3.9%
Dorman Products, Inc. (A)	37,680	2,604,065
LCI Industries	26,726	3,308,679

		5,912,744

Banks - 10.2%
Banc of California, Inc. (B)	282,280	5,941,994
CenterState Bank Corp.	116,352	3,099,617
LegacyTexas Financial Group, Inc.	79,190	3,158,889
South State Corp.	21,760	1,959,488
Veritex Holdings, Inc. (A)	52,180	1,375,465

		15,535,453

Biotechnology - 2.1%
Repligen Corp. (A)	84,880	3,157,536

Building Products - 2.1%
Insteel Industries, Inc.	55,080	1,407,294
PGT Innovations, Inc. (A)	130,590	1,841,319

		3,248,613

Chemicals - 1.5%
Quaker Chemical Corp.	15,210	2,362,417

Commercial Services & Supplies - 2.2%
Knoll, Inc.	156,265	3,315,943

Diversified Telecommunication Services - 1.9%
Cogent Communications Holdings, Inc.	52,625	2,836,488

Food Products - 4.6%
Calavo Growers, Inc. (B)	67,430	4,969,591
J&J Snack Foods Corp.	15,635	2,082,113

		7,051,704

Health Care Equipment & Supplies - 4.9%
Cantel Medical Corp.	31,580	3,097,367
Heska Corp. (A)	15,630	1,523,925
LeMaitre Vascular, Inc.	40,835	1,307,128
Neogen Corp. (A)	19,590	1,571,118

		7,499,538

Health Care Technology - 5.4%
Cotiviti Holdings, Inc. (A)	125,105	4,398,692
Medidata Solutions, Inc. (A)	47,765	3,593,361
Tabula Rasa HealthCare, Inc. (A)	8,824	254,837

		8,246,890

Hotels, Restaurants & Leisure - 1.3%
Sonic Corp. (B)	77,050	1,957,070

Internet Software & Services - 1.8%
MINDBODY, Inc., Class A (A) (B)	84,315	2,719,159

IT Services - 3.8%
MAXIMUS, Inc.	52,645	3,497,207
WNS Holdings, Ltd., ADR (A)	62,325	2,363,364

		5,860,571

Life Sciences Tools & Services - 6.4%
Cambrex Corp. (A)	81,111	3,508,051
PRA Health Sciences, Inc. (A)	77,055	6,274,588

		9,782,639

Machinery - 0.7%
Kornit Digital, Ltd. (A)	73,790	1,147,435

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 3.3%
Callon Petroleum Co. (A) (B)	179,985	$ 1,996,034
WildHorse Resource Development Corp. (A) (B)	230,050	2,992,950

		4,988,984

Personal Products - 2.8%
Inter Parfums, Inc.	91,110	4,218,393

Pharmaceuticals - 5.4%
Prestige Brands Holdings, Inc. (A)	75,535	3,542,591
Supernus Pharmaceuticals, Inc. (A)	113,390	4,717,024

		8,259,615

Professional Services - 2.8%
WageWorks, Inc. (A)	67,145	4,280,494

Road & Rail - 3.7%
Saia, Inc. (A)	87,890	5,695,272

Semiconductors & Semiconductor Equipment - 9.1%
Cabot Microelectronics Corp.	39,760	3,843,599
CEVA, Inc. (A)	62,010	2,995,083
Inphi Corp. (A) (B)	58,425	2,394,256
MaxLinear, Inc. (A)	88,740	2,171,468
Silicon Laboratories, Inc. (A)	25,790	2,447,471

		13,851,877

Software - 11.1%
BroadSoft, Inc. (A) (B)	87,200	4,782,920
Ellie Mae, Inc. (A) (B)	25,865	2,326,557
Pegasystems, Inc.	87,077	5,076,589
Qualys, Inc. (A)	88,809	4,697,996

		16,884,062

Textiles, Apparel & Luxury Goods - 3.1%
Steven Madden, Ltd. (A)	120,300	4,691,700

Trading Companies & Distributors - 2.4%
SiteOne Landscape Supply, Inc. (A) (B)	56,650	3,597,842

Total Common Stocks (Cost $119,982,297)		149,623,920

SECURITIES LENDING COLLATERAL - 16.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	25,107,893	25,107,893

Total Securities Lending Collateral (Cost $25,107,893)		25,107,893

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $3,061,030 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $3,127,303.	$ 3,061,020	3,061,020

Total Repurchase Agreement (Cost $3,061,020)		3,061,020

Total Investments (Cost $148,151,210)		177,792,833
Net Other Assets (Liabilities) - (16.6)%		(25,332,675)

Net Assets - 100.0%		$ 152,460,158

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$149,623,920	$—	$—	$149,623,920
Securities Lending Collateral	25,107,893	—	—	25,107,893
Repurchase Agreement	—	3,061,020	—	3,061,020

Total Investments	$174,731,813	$3,061,020	$—	$177,792,833

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,519,381. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

U.S. Small Cap equities had strong returns over the 12 months ending October 31, 2017. The fiscal year began with double-digit returns on the heels of the election in November 2016. This was driven partly by financials, a sector that expected to gain from the higher interest rates and favorable regulation coming from the U.S. Federal Reserve (“Fed”) and the new administration, respectively. Then the indexes drifted mostly sideways for nine months before staging a rally in September 2017.

In the small stock universe, there was a spread between value and growth indexes during the fiscal year; Russell 2000® Value Index underperformed the Russell 2000® Growth Index by approximately six percent during the period. The contrast between large and small stocks was approximately five percent; the Russell 1000® Large Cap Index underperformed the Russell 2000® Small Cap Index during the period.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Small Cap Value Class R4 returned 23.83%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Value Index, returned 24.81%.

STRATEGY REVIEW

The Fund underperformed its benchmark for the fiscal year ending October 31, 2017.

Fundamental factor performance improved versus the prior year. The largest positive contribution was from a momentum factor. Most other factor exposures in the Fund were positive as well, with the exception of value. This factor continues to underperform its stellar, long-term behavior. All of the weakness occurred in the first part of the year, though, and value was flat from June to October.

The Fund’s strongest sector was industrials, specifically in the capital goods industry group where several companies had good returns. Wabash National Corp., which makes truck trailers, rose 101.4%. Another transportation-related name, Greenbrier Cos., Inc., increased 69.0%. A third transportation name, Rush Enterprises, Inc., which is a commercial truck dealer, rose 41.0%. All outperformed after several strong earnings results.

Another area of positive stock selection was real estate. Dupont Fabros Technology, Inc., a data center real estate investment trust, led the pack with a strong 47.9% return after entering into a deal to be acquired by rival Digital Realty. Another strong holding, Xenia Hotels & Resorts, Inc., had a 47.5% return.

The Fund’s weakest sector for stock selection was health care. A notable amount of the weakness in this sector was due to biotech names that skyrocketed and were not owned in the Fund. There were seven names in the benchmark that increased more than 190% over the year. We owned none of them. One name we did own was Retrophin, Inc., which by comparison only rose 32.5%.

David Hanna

James W. Gaul, CFA

Michael J. Vogelzang, CFA

Douglas A. Riley, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Securities Lending Collateral	9.7
Repurchase Agreement	2.2
Master Limited Partnership	0.8
Net Other Assets (Liabilities)	(9.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	N/A	N/A	1.88	%(A)	04/21/2017
Class A (NAV)	N/A	N/A	7.76	%(A)	04/21/2017
Class C (POP)	N/A	N/A	6.34	%(A)	04/21/2017
Class C (NAV)	N/A	N/A	7.34	%(A)	04/21/2017
Class I (NAV)	N/A	N/A	7.89	%(A)	04/21/2017
Class I2 (NAV)	N/A	N/A	7.89	%(A)	04/21/2017
Class I3 (NAV)	N/A	N/A	8.07	%(A)	04/21/2017
Class R (NAV)	N/A	N/A	7.71	%(A)	04/21/2017
Class R4 (NAV)	23.83%	12.38%	6.87%		01/23/2003
Russell 2000® Value Index (B)	24.81%	13.58%	7.04%
Class R6 (NAV)	N/A	N/A	7.93	%(A)	04/21/2017
Class T1 (POP)	N/A	N/A	5.10	%(A)	04/21/2017
Class T1 (NAV)	N/A	N/A	7.75	%(A)	04/21/2017
Advisor Class (NAV)	N/A	N/A	7.93	%(A)	04/21/2017

(A) Not annualized.

(B) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, I3, R, R4, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 97.1%
Auto Components - 1.8%
Fox Factory Holding Corp. (A)	127,190	$ 5,411,934

Banks - 18.1%
Associated Banc-Corp.	209,060	5,289,218
Banc of California, Inc. (B)	191,130	4,023,286
Berkshire Hills Bancorp, Inc.	133,770	5,123,391
Cathay General Bancorp	116,225	4,858,205
Customers Bancorp, Inc. (A)	150,115	4,104,144
Enterprise Financial Services Corp.	61,400	2,677,040
First Citizens BancShares, Inc., Class A	11,970	4,847,850
First Horizon National Corp.	221,980	4,166,565
Hanmi Financial Corp.	125,865	3,870,349
IBERIABANK Corp.	63,090	4,652,887
TriCo Bancshares	67,980	2,815,732
United Community Banks, Inc.	161,540	4,429,427
Valley National Bancorp	437,130	5,026,995

		55,885,089

Biotechnology - 2.3%
Repligen Corp. (A)	86,980	3,235,656
Retrophin, Inc. (A)	154,555	3,843,783

		7,079,439

Capital Markets - 4.6%
Evercore, Inc., Class A	63,595	5,093,960
Moelis & Co., Class A	120,610	5,156,077
Stifel Financial Corp.	74,830	3,968,235

		14,218,272

Chemicals - 1.2%
Ferro Corp. (A)	153,060	3,645,889

Commercial Services & Supplies - 1.4%
Casella Waste Systems, Inc., Class A (A)	234,640	4,331,454

Construction & Engineering - 3.0%
EMCOR Group, Inc.	57,525	4,631,338
Tutor Perini Corp. (A)	159,260	4,491,132

		9,122,470

Construction Materials - 1.3%
US Concrete, Inc. (A) (B)	52,980	4,143,036

Electric Utilities - 2.4%
Portland General Electric Co.	108,590	5,184,087
Spark Energy, Inc., Class A (B)	152,040	2,128,560

		7,312,647

Electronic Equipment, Instruments & Components - 3.5%
ePlus, Inc. (A)	57,446	5,491,837
Vishay Intertechnology, Inc.	240,695	5,355,464

		10,847,301

Energy Equipment & Services - 2.3%
McDermott International, Inc. (A)	552,620	3,658,345
Unit Corp. (A)	185,670	3,475,742

		7,134,087

Equity Real Estate Investment Trusts - 10.3%
CareTrust REIT, Inc.	279,235	5,277,541
Corporate Office Properties Trust	126,960	4,053,833
National Storage Affiliates Trust	173,240	4,294,620
PS Business Parks, Inc.	39,470	5,223,065
Summit Hotel Properties, Inc.	288,730	4,564,821
Washington Prime Group, Inc.	397,830	3,115,009

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Xenia Hotels & Resorts, Inc.	244,535	$ 5,321,082

		31,849,971

Food Products - 1.5%
Darling Ingredients, Inc. (A)	260,960	4,762,520

Gas Utilities - 1.6%
Southwest Gas Holdings, Inc.	61,615	5,076,460

Health Care Equipment & Supplies - 1.3%
Lantheus Holdings, Inc. (A)	207,600	4,131,240

Health Care Providers & Services - 1.4%
HealthSouth Corp.	95,170	4,391,144

Health Care Technology - 1.5%
Allscripts Healthcare Solutions, Inc. (A)	341,350	4,601,398

Hotels, Restaurants & Leisure - 2.7%
Bloomin’ Brands, Inc.	199,550	3,547,999
Boyd Gaming Corp.	160,820	4,700,769

		8,248,768

Household Durables - 1.6%
LGI Homes, Inc. (A) (B)	79,950	4,823,383

Household Products - 1.3%
Central Garden & Pet Co., Class A (A)	104,164	3,844,693

Independent Power & Renewable Electricity Producers - 1.4%
Ormat Technologies, Inc.	65,050	4,223,696

Insurance - 3.3%
CNO Financial Group, Inc.	192,240	4,607,993
Selective Insurance Group, Inc.	93,850	5,593,460

		10,201,453

Internet & Direct Marketing Retail - 1.5%
Nutrisystem, Inc.	94,850	4,737,757

Leisure Products - 1.5%
Malibu Boats, Inc., Class A (A)	144,740	4,515,888

Machinery - 6.3%
Greenbrier Cos., Inc. (B)	86,075	4,493,115
Harsco Corp. (A)	238,300	5,063,875
Timken Co.	97,225	4,584,159
Wabash National Corp. (B)	231,180	5,201,550

		19,342,699

Multi-Utilities - 1.2%
Black Hills Corp. (B)	57,180	3,731,567

Multiline Retail - 1.3%
Big Lots, Inc. (B)	80,405	4,125,581

Oil, Gas & Consumable Fuels - 2.4%
Delek US Holdings, Inc.	125,730	3,275,266
Enerplus Corp.	462,710	4,243,051

		7,518,317

Paper & Forest Products - 1.4%
Louisiana-Pacific Corp. (A)	163,010	4,430,612

Semiconductors & Semiconductor Equipment - 1.7%
Cirrus Logic, Inc. (A)	58,480	3,274,880
Rudolph Technologies, Inc. (A)	74,827	2,076,449

		5,351,329

Specialty Retail - 2.1%
Camping World Holdings, Inc., Class A	86,220	3,622,965
J. Jill, Inc. (A) (B)	544,030	2,779,993

		6,402,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance - 4.4%
HomeStreet, Inc. (A)	197,840	$ 5,747,252
Meta Financial Group, Inc.	33,570	2,928,982
Washington Federal, Inc.	141,815	4,935,162

		13,611,396

Trading Companies & Distributors - 3.5%
Rush Enterprises, Inc., Class A (A)	100,290	5,092,726
Triton International, Ltd. (A)	139,620	5,570,838

		10,663,564

Total Common Stocks (Cost $252,851,548)		299,718,012

MASTER LIMITED PARTNERSHIP - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Tallgrass Energy Partners, LP	54,090	2,360,488

Total Master Limited Partnership (Cost $2,119,068)		2,360,488

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	29,958,627	$ 29,958,627

Total Securities Lending Collateral (Cost $29,958,627)		29,958,627

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $6,761,914 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $6,899,358.	$ 6,761,892	6,761,892

Total Repurchase Agreement (Cost $6,761,892)		6,761,892

Total Investments (Cost $291,691,135)		338,799,019
Net Other Assets (Liabilities) - (9.8)%		(30,230,030)

Net Assets - 100.0%		$ 308,568,989

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$299,718,012	$—	$—	$299,718,012
Master Limited Partnership	2,360,488	—	—	2,360,488
Securities Lending Collateral	29,958,627	—	—	29,958,627
Repurchase Agreement	—	6,761,892	—	6,761,892

Total Investments	$332,037,127	$6,761,892	$—	$338,799,019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $29,299,744. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

The domestic political environment dominated trading throughout the year, although firming global economic conditions also supported valuation expansion. The fiscal year began with a hotly contested presidential election that ushered in considerable optimism about the prospects for tax reform, infrastructure spending, and de-regulation. As the fiscal year unfolded, investors reined in their expectations for the scope and timing of any such measures. Political gridlock persisted in Washington D.C. through the summer, yielding equity market consolidation and heightened risk aversion. In the final months of the fiscal year, however, U.S. Congress finally seemed on the verge of putting a tax bill together, and the bull streaked across Wall Street to close the fiscal year on a very positive note.

The U.S. economy chugged along again during the fiscal year, logging the eighth year of its elongated, muted expansion. The macroeconomic environment benefited from increasingly stiff tailwinds from abroad, and the final months of fiscal 2017 represented the first time in many years when Europe, Asia, and the U.S. all saw meaningful growth concurrently. Inflation remained stubbornly low amid the broad-based global acceleration, although it showed signs of a pickup as the year progressed. The U.S. Federal Reserve (“Fed”) proactively raised short-term rates three times during the fiscal year. Investors once again favored “growth” stocks, with the Russell 2000® Growth Index outperforming the Russell 2000® Value Index by over six percent for the fiscal year.

Thompson, Siegel & Walmsley LLC

U.S. equity markets have remained resilient and moved decisively higher over the past 12 months. While the economic backdrop has generally been positive, the bull market has also been notably impacted by post-election rhetoric and other macro factors. At times the market has priced in a high degree of certainty for specific pro-business policy changes occurring in Washington, which has caused meaningful dispersion amongst pockets of the markets. These changes include bank deregulation, a more hawkish interest rate environment, health care overhaul, and tax reform, to name a few. While November and December continued the trend of small cap and value style leadership, 2017 has seen a shift in leadership to large cap and growth styles of investing.

Valuation levels remain elevated relative to history in our view, making the market more vulnerable to negative news and has appeared to have a lower threshold for error or disappointment. We continue to remain patient in environments with this backdrop, as we have proven to add value over time by staying true to our philosophy of investing in companies priced at a discount to their intrinsic value with improving fundamentals and strong cash flow.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Small/Mid Cap Value Class A returned 24.23%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned 19.97%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the small-cap sleeve, Systematic Financial Management, L.P. (“Systematic”) generally invests in common stocks of companies with small capitalizations that are attractively valued. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve outperformed the Russell 2000® Value Index for the fiscal year ending October 31, 2017.

From an attribution perspective, strong stock selection stood out during the fiscal year. Selection in the information technology sector drove the lion’s share of Systematic’s outperformance, and our positions in the materials and financials sectors further enhanced relative returns. Holdings in the industrial, consumer staples, and utility sectors, on the other hand, underperformed.

Meanwhile, sector allocation had a very positive impact on relative performance; every sector but financials contributed favorably from an allocation perspective. An overweight to industrials, an underweight to energy, and an overweight to information technology were especially positive drivers, while an underweight to the financials sector was a slight detractor.

Looking closer, Systematic’s focus on safety and cash flow sustainability was rewarded nicely during the fiscal year. Investors were especially mindful of individual company fundamentals and risks in their trading, leading to strong efficacy of some of the risk metrics we utilize, such as interest coverage. The stocks of companies with high interest coverage outperformed in the fiscal year, while the equities of firms with lower interest coverage trailed the market.

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In the mid-cap sleeve, Thompson, Siegel & Walmsley LLC (“TSW”) seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The mid-cap sleeve underperformed the Russell MidCap® Value Index, for the fiscal year ending October 31, 2017.

From a traditional attribution perspective, financial and energy sectors were the most notable contributors to performance. Within the financial services sector, the Fund has benefited from positive stock selection across a variety of industries. Specifically, the Fund’s underweight to equity real estate investment trusts (“REITs”), and selection within both insurance and consumer finance companies have had a meaningful impact on performance. Within the energy sector, the Fund benefited from stock selection and sector allocation. Our diversified positioning across natural gas producers, refiners, a solar power company, and an off-shore oil driller helped protect capital throughout the year. The top contributors were natural gas supplier Rice Energy, Inc. (“Rice”) and utility-scale solar provider First Solar, Inc. Rice received a buyout offer from EQT, an integrated energy company with major interests in the Appalachian Basin. First Solar, Inc. shares responded favorably to tariff threats on solar panel importers and consistent execution within its core business.

Consumer discretionary and producer durables were the two most notable detractors from performance. In consumer discretionary, holdings in retail and media posed a headwind. Advance Auto Parts, Inc., a fairly recent addition to the Fund and the largest retailer of automotive replacement parts and accessories, was the largest detractor during the year. Management lowered forward guidance due to higher than expected spending needed for the business. We continue to hold the stock and expect the professional installation services segment to be somewhat insulated from Amazon.com, Inc. We also believe the increased investment in the business positions the company for significant margin expansion in the coming years. Within producer durables, the Fund suffered from industry specific headwinds rather than a deterioration in the underlying fundamentals of our holdings. We were most negatively impacted by our underweight position within machinery stocks and our lack of exposure to the aerospace & defense industries. Our airlines holdings also faced headwinds, as our names sold off along with the broader industry group due to higher fuel costs and increased competitive pressure.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Securities Lending Collateral	6.4
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	17.40%	12.18%	7.27%		04/02/2001
Class A (NAV)	24.23%	13.46%	7.88%		04/02/2001
Russell 2500™ Value Index (A)	19.97%	13.46%	7.57%
Class B (POP)	18.29%	12.50%	7.30%		04/02/2001
Class B (NAV)	23.29%	12.63%	7.30%		04/02/2001
Class C (POP)	22.43%	12.70%	7.19%		11/11/2002
Class C (NAV)	23.43%	12.70%	7.19%		11/11/2002
Class I (NAV)	24.68%	13.87%	14.59%		11/30/2009
Class I2 (NAV)	24.80%	13.98%	8.44%		11/15/2005
Class R6 (NAV)	24.79%	N/A	9.53%		05/29/2015
Class T1 (POP)	N/A	N/A	2.22	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	4.83	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	9.00	%(B)	12/16/2016

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2, R6 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 96.6%
Aerospace & Defense - 0.8%
Aerojet Rocketdyne Holdings, Inc. (A)	41,700	$ 1,316,886
Aerovironment, Inc. (A)	31,239	1,598,187
Cubic Corp.	33,900	1,849,245
Curtiss-Wright Corp.	16,500	1,951,125

		6,715,443

Airlines - 2.5%
Alaska Air Group, Inc.	134,900	8,907,447
JetBlue Airways Corp. (A)	331,800	6,353,970
United Continental Holdings, Inc. (A)	108,400	6,339,232

		21,600,649

Auto Components - 0.7%
Gentex Corp.	64,000	1,242,240
Stoneridge, Inc. (A)	93,500	2,126,190
Visteon Corp. (A)	23,000	2,898,920

		6,267,350

Banks - 6.8%
Berkshire Hills Bancorp, Inc.	126,631	4,849,967
CIT Group, Inc.	236,800	11,039,616
First Citizens BancShares, Inc., Class A	19,413	7,862,265
First Community Bancshares, Inc.	151,340	4,520,526
First Republic Bank	19,500	1,899,300
Hanmi Financial Corp.	70,500	2,167,875
Hope Bancorp, Inc.	96,382	1,778,248
Lakeland Bancorp, Inc.	241,500	4,962,825
Sandy Spring Bancorp, Inc.	110,800	4,477,428
Sterling Bancorp	181,000	4,534,050
Umpqua Holdings Corp.	154,500	3,161,070
Union Bankshares Corp.	50,000	1,725,500
United Community Banks, Inc.	103,000	2,824,260
Washington Trust Bancorp, Inc.	36,271	2,013,041
Webster Financial Corp.	35,500	1,952,145

		59,768,116

Biotechnology - 0.7%
United Therapeutics Corp. (A)	53,100	6,297,129

Building Products - 1.9%
American Woodmark Corp. (A)	13,000	1,255,800
Caesarstone, Ltd. (A)	138,000	3,905,400
Continental Building Products, Inc. (A)	215,500	5,753,850
Gibraltar Industries, Inc. (A)	33,500	1,113,875
Insteel Industries, Inc.	25,000	638,750
JELD-WEN Holding, Inc. (A)	64,500	2,378,760
Masonite International Corp. (A)	15,000	1,006,500
PGT Innovations, Inc. (A)	75,500	1,064,550

		17,117,485

Capital Markets - 1.8%
E*TRADE Financial Corp. (A)	150,000	6,538,500
Legg Mason, Inc.	63,600	2,428,248
Piper Jaffray Cos.	44,000	3,216,400
Stifel Financial Corp.	50,000	2,651,500
Waddell & Reed Financial, Inc., Class A (B)	35,200	657,888

		15,492,536

Chemicals - 1.4%
Albemarle Corp.	13,000	1,831,570
Chase Corp.	8,800	1,045,000
Mosaic Co.	169,200	3,779,928

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	23,400	$ 2,720,016
Trinseo SA	47,000	3,337,000

		12,713,514

Commercial Services & Supplies - 1.8%
HNI Corp.	27,000	923,940
Hudson Technologies, Inc. (A) (B)	129,500	766,640
KAR Auction Services, Inc.	107,300	5,078,509
Knoll, Inc.	60,500	1,283,810
Stericycle, Inc. (A)	77,500	5,490,875
Tetra Tech, Inc.	47,500	2,339,375

		15,883,149

Communications Equipment - 1.7%
ARRIS International PLC (A)	322,164	9,181,674
KVH Industries, Inc. (A)	329,000	3,799,950
NETGEAR, Inc. (A)	38,600	1,800,690

		14,782,314

Construction & Engineering - 1.6%
Comfort Systems USA, Inc.	82,500	3,654,750
EMCOR Group, Inc.	50,000	4,025,500
Granite Construction, Inc.	46,500	2,961,585
KBR, Inc.	162,000	3,180,060

		13,821,895

Construction Materials - 0.4%
US Concrete, Inc. (A) (B)	41,000	3,206,200

Consumer Finance - 0.6%
Ally Financial, Inc.	192,300	5,024,799

Diversified Consumer Services - 0.9%
H&R Block, Inc.	310,000	7,669,400

Diversified Financial Services - 0.6%
Voya Financial, Inc.	126,776	5,091,324

Electric Utilities - 4.4%
Alliant Energy Corp.	177,200	7,665,672
FirstEnergy Corp.	503,500	16,590,325
PPL Corp.	266,100	9,994,716
Xcel Energy, Inc.	81,500	4,035,880

		38,286,593

Electrical Equipment - 0.6%
LSI Industries, Inc.	174,600	1,213,470
Regal Beloit Corp.	43,500	3,530,025
Revolution Lighting Technologies, Inc. (A) (B)	97,000	539,320

		5,282,815

Electronic Equipment, Instruments & Components - 4.6%
Avnet, Inc.	192,559	7,663,848
Belden, Inc.	22,300	1,781,993
Benchmark Electronics, Inc. (A)	3,000	92,850
Coherent, Inc. (A)	24,500	6,436,395
Control4 Corp. (A)	212,500	6,258,125
Daktronics, Inc.	43,100	442,637
Methode Electronics, Inc.	28,500	1,336,650
Orbotech, Ltd. (A)	194,000	8,675,680
Universal Display Corp.	33,500	4,907,750
Vishay Intertechnology, Inc. (B)	143,500	3,192,875

		40,788,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.6%
Helmerich & Payne, Inc. (B)	33,000	$ 1,792,230
Transocean, Ltd. (A) (B)	340,000	3,570,000

		5,362,230

Equity Real Estate Investment Trusts - 6.3%
Brandywine Realty Trust	176,500	3,086,985
Community Healthcare Trust, Inc.	167,500	4,594,525
Crown Castle International Corp.	37,500	4,015,500
DiamondRock Hospitality Co.	348,500	3,784,710
Iron Mountain, Inc.	68,300	2,732,000
Lexington Realty Trust	280,200	2,835,624
Liberty Property Trust	62,500	2,680,000
National Retail Properties, Inc.	34,500	1,386,210
Outfront Media, Inc.	49,100	1,151,395
Physicians Realty Trust	166,000	2,885,080
Piedmont Office Realty Trust, Inc., Class A	67,500	1,305,450
Sabra Health Care REIT, Inc.	84,800	1,689,216
Summit Hotel Properties, Inc.	298,500	4,719,285
Uniti Group, Inc. (B)	457,978	8,014,615
VEREIT, Inc.	1,311,300	10,346,157

		55,226,752

Food & Staples Retailing - 1.8%
Casey’s General Stores, Inc. (B)	103,900	11,903,823
US Foods Holding Corp. (A)	142,100	3,876,488

		15,780,311

Food Products - 1.3%
Kellogg Co.	183,100	11,449,243

Health Care Equipment & Supplies - 1.6%
AngioDynamics, Inc. (A)	45,000	763,650
DENTSPLY SIRONA, Inc.	143,700	8,775,759
Meridian Bioscience, Inc.	7,300	109,135
Zimmer Biomet Holdings, Inc.	33,600	4,086,432

		13,734,976

Health Care Providers & Services - 5.1%
AmerisourceBergen Corp.	101,000	7,771,950
AMN Healthcare Services, Inc. (A)	35,050	1,538,695
Cardinal Health, Inc.	174,300	10,789,170
HealthSouth Corp.	59,500	2,745,330
Laboratory Corp. of America Holdings (A)	49,000	7,531,790
MEDNAX, Inc. (A)	232,347	10,174,475
WellCare Health Plans, Inc. (A)	19,600	3,875,704

		44,427,114

Health Care Technology - 0.2%
Omnicell, Inc. (A)	30,500	1,518,900

Hotels, Restaurants & Leisure - 0.3%
Churchill Downs, Inc.	14,500	3,023,975

Household Durables - 0.4%
Helen of Troy, Ltd. (A)	24,450	2,271,405
La-Z-Boy, Inc.	61,000	1,643,950

		3,915,355

Household Products - 0.5%
Spectrum Brands Holdings, Inc. (B)	40,600	4,462,752

Independent Power & Renewable Electricity Producers - 1.2%
AES Corp.	973,500	10,348,305

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers (continued)
Insurance - 7.6%
Alleghany Corp. (A)	21,100	$ 11,947,242
Allstate Corp.	69,600	6,532,656
Aspen Insurance Holdings, Ltd.	46,000	1,973,400
FNF Group	171,500	6,417,530
Loews Corp.	183,600	9,090,036
Markel Corp. (A)	4,100	4,445,630
Progressive Corp.	188,400	9,165,660
Selective Insurance Group, Inc.	107,800	6,424,880
United Fire Group, Inc.	108,293	4,991,224
Validus Holdings, Ltd.	44,000	2,291,520
Willis Towers Watson PLC	23,400	3,769,272

		67,049,050

Internet & Direct Marketing Retail - 1.0%
Liberty Expedia Holdings, Inc., Class A (A)	113,800	5,246,180
Liberty Interactive Corp QVC Group, Series A (A)	121,100	2,751,392
Nutrisystem, Inc.	17,800	889,110

		8,886,682

Internet Software & Services - 0.4%
IAC/InterActiveCorp (A)	25,000	3,226,250

IT Services - 1.7%
Black Knight, Inc. (A)	56,083	2,543,364
Global Payments, Inc.	24,200	2,515,590
Leidos Holdings, Inc.	53,000	3,313,560
Western Union Co.	320,600	6,367,116

		14,739,630

Machinery - 1.9%
Altra Industrial Motion Corp.	54,000	2,586,600
Columbus McKinnon Corp.	60,192	2,381,196
Douglas Dynamics, Inc.	68,000	2,852,600
Gencor Industries, Inc. (A)	72,600	1,314,060
Mueller Industries, Inc.	92,500	3,214,375
Oshkosh Corp.	24,000	2,197,440
Watts Water Technologies, Inc., Class A	36,500	2,460,100

		17,006,371

Media - 6.8%
AMC Networks, Inc., Class A (A)	148,987	7,580,459
Discovery Communications, Inc., Class C (A)	586,181	10,439,884
DISH Network Corp., Class A (A)	133,300	6,470,382
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	123,373	5,138,485
Lions Gate Entertainment Corp., Class B (A)	87,719	2,426,307
Madison Square Garden Co., Class A (A)	28,064	6,249,572
MSG Networks, Inc., Class A (A)	100,100	1,736,735
News Corp., Class A	752,200	10,275,052
Viacom, Inc., Class B	375,200	9,016,056

		59,332,932

Metals & Mining - 0.3%
Kaiser Aluminum Corp.	26,500	2,628,270

Mortgage Real Estate Investment Trusts - 1.2%
Annaly Capital Management, Inc.	886,242	10,156,333

Multi-Utilities - 2.2%
NorthWestern Corp.	85,000	5,038,800
SCANA Corp.	248,900	10,737,546

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
WEC Energy Group, Inc.	55,800	$ 3,760,362

		19,536,708

Oil, Gas & Consumable Fuels - 3.6%
Andeavor	10,523	1,117,963
Antero Resources Corp. (A) (B)	519,800	10,084,120
Callon Petroleum Co. (A) (B)	196,500	2,179,185
Delek US Holdings, Inc.	28,896	752,741
Energen Corp. (A)	34,800	1,799,160
Gulfport Energy Corp. (A)	133,000	1,822,100
Range Resources Corp. (B)	461,500	8,357,765
REX American Resources Corp. (A)	29,500	2,601,310
Rice Energy, Inc. (A)	87,500	2,480,625

		31,194,969

Paper & Forest Products - 0.6%
Domtar Corp.	87,000	4,116,840
P.H. Glatfelter Co.	52,000	1,089,920

		5,206,760

Pharmaceuticals - 0.4%
Nektar Therapeutics (A)	159,033	3,831,105

Professional Services - 1.0%
FTI Consulting, Inc. (A)	20,500	876,375
Heidrick & Struggles International, Inc.	144,500	3,590,825
ICF International, Inc. (A)	25,000	1,342,500
On Assignment, Inc. (A)	49,500	3,030,390

		8,840,090

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (A)	97,600	3,837,632

Road & Rail - 0.3%
AMERCO	7,450	2,925,168

Semiconductors & Semiconductor Equipment - 2.8%
AXT, Inc. (A)	130,500	1,213,650
Brooks Automation, Inc.	54,000	1,857,060
Cohu, Inc.	173,000	4,463,400
Entegris, Inc.	88,000	2,882,000
First Solar, Inc. (A)	43,500	2,384,670
MKS Instruments, Inc.	35,500	3,857,075
Qorvo, Inc. (A)	28,074	2,128,290
Silicon Motion Technology Corp., ADR (B)	67,000	3,244,140
Xcerra Corp. (A)	250,000	2,462,500

		24,492,785

Software - 2.1%
Barracuda Networks, Inc. (A)	1,500	34,965
CA, Inc.	156,500	5,067,470
Dell Technologies, Inc., Class V (A)	76,700	6,348,459
Open Text Corp.	74,500	2,606,010
Synopsys, Inc. (A)	30,000	2,595,600
TiVo Corp.	120,698	2,190,669

		18,843,173

Specialty Retail - 3.2%
Abercrombie & Fitch Co., Class A	123,000	1,651,890
Advance Auto Parts, Inc.	126,000	10,299,240
American Eagle Outfitters, Inc.	274,500	3,573,990
Bed Bath & Beyond, Inc.	389,300	7,747,070
Foot Locker, Inc.	22,000	661,760

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Urban Outfitters, Inc. (A) (B)	55,000	$ 1,348,600
Williams-Sonoma, Inc. (B)	60,000	3,096,000

		28,378,550

Technology Hardware, Storage & Peripherals - 1.3%
NetApp, Inc.	120,400	5,348,168
Western Digital Corp.	71,000	6,338,170

		11,686,338

Textiles, Apparel & Luxury Goods - 1.6%
Deckers Outdoor Corp. (A)	33,200	2,265,568
Michael Kors Holdings, Ltd. (A)	200,700	9,796,167
Steven Madden, Ltd. (A)	55,350	2,158,650

		14,220,385

Thrifts & Mortgage Finance - 2.1%
Dime Community Bancshares, Inc.	134,500	2,965,725
Oritani Financial Corp.	51,500	872,925
Provident Financial Services, Inc.	114,500	3,114,400
TrustCo Bank Corp.	175,700	1,612,048
United Financial Bancorp, Inc.	264,258	4,838,564
Washington Federal, Inc.	141,000	4,906,800

		18,310,462

Trading Companies & Distributors - 1.0%
AerCap Holdings NV (A)	161,600	8,506,624

Total Common Stocks (Cost $703,140,909)		847,895,694

SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	55,979,957	55,979,957

Total Securities Lending Collateral (Cost $55,979,957)		55,979,957

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $2,643,310 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.38%, due 09/28/2020, and with a value of $2,697,213.	$ 2,643,301	2,643,301

Total Repurchase Agreement (Cost $2,643,301)		2,643,301

Total Investments (Cost $761,764,167)		906,518,952
Net Other Assets (Liabilities) - (3.3)%		(29,076,610)

Net Assets - 100.0%		$ 877,442,342

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$847,895,694	$—	$—	$847,895,694
Securities Lending Collateral	55,979,957	—	—	55,979,957
Repurchase Agreement	—	2,643,301	—	2,643,301

Total Investments	$903,875,651	$2,643,301	$—	$906,518,952

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $54,626,788. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Strategic High Income

(unaudited)

MARKET ENVIRONMENT

One could characterize the last 12 months as simply ‘risk-on’ with equities, high yield bonds, and preferred stocks all performing well for the fiscal year ending October 31, 2017. Reasons behind these market moves include strong earnings growth, continued global central bank stimulus and the belief that President Trump’s election may lead to significant tax reform, infrastructure spending, and reduced regulation on business. While the U.S. Federal Reserve (“Fed”) raised their Federal Funds target rate three times and announced a reduction to their balance sheet beginning in October 2017, the European Central Bank and the Bank of England signaled a more dovish tone, which investors interpreted as being market friendly as economic growth and inflation remained stubbornly low. Credit spreads, though volatile at times, tightened throughout the fiscal year as high yield defaults declined, corporate profitability continued to improve, and the potential for reduced U.S. corporate tax rates became a key focus in Washington. The S&P 500® returned 23.63% led by large high-tech growth companies. High yield returned 9.14% and preferred stocks returned 6.58%.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Strategic High Income Class A returned 13.77%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Strategic High Income Blended Benchmark, returned 23.63% and 17.28%, respectively.

STRATEGY REVIEW

The Fund invests in a mix of common equities, high yield credit and preferred stocks to generate current income consistent with its primary objective as well as total return.

Within common equities, the largest contributors to absolute performance were the financial services and technology sectors. Many of our financial services holdings benefited from an increase in interest rates throughout the year and anticipation of reduced regulatory burdens from President Trump’s administration. Our technology holdings had several large winners — Apple, Inc., Microsoft Corp., Intel Corp., and Alphabet, Inc. — all returning over 25% for the year on strong fundamental performance and anticipation of improved cash repatriation policies. Despite the strong performance in technology, the sector underperformed the benchmark’s technology holdings due to an investment in QUALCOMM, Inc. and stellar performance from “FANG” (Facebook, Inc., Amazon.com, Inc., Netflix, Inc. and Alphabet, Inc., formerly known as Google) stocks, none of which pay dividends and only one, Alphabet, Inc., was held by the Fund. Individually, the Fund’s biggest contributors were AbbVie, Inc. and Microsoft Corp. The Fund’s smallest contributing sectors to absolute performance were consumer staples, dragged down by losses from Spectrum Brands (no longer held at period end), and utilities, one of the Fund’s smaller sectors which largely kept pace with the benchmark’s returns. Individually the Fund’s worst contributors were Regal Entertainment Group and Macquarie Infrastructure Corp.

Within credit, selection led to strong absolute performance with the Fund’s high yield holdings and the Fund’s preferred stocks. The solid performance in high yield was broad based as corporate spreads tightened significantly during the year. Top individual credit contributors were Dell International LLC and HollyFrontier Corp. bonds while laggards were Capital One Financial Cor. preferred stock (no longer held at period end) and Uniti Group, LP bonds.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	48.4%
Corporate Debt Securities	42.2
Securities Lending Collateral	5.7
Preferred Stocks	5.6
Master Limited Partnerships	3.2
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(6.6)

Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Strategic High Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	7.51%	4.89%		03/01/2014
Class A (NAV)	13.77%	6.51%		03/01/2014
S&P 500® (A)	23.63%	11.56%
Transamerica Strategic High Income Blended Benchmark (A) (B) (C)	17.28%	9.01%
Class C (POP)	11.97%	5.73%		03/01/2014
Class C (NAV)	12.97%	5.73%		03/01/2014
Class I (NAV)	14.10%	6.78%		03/01/2014
Class I2 (NAV)	13.70%	5.29%		03/01/2014
Class T1 (POP)	N/A	4.01	%(D)	03/17/2017
Class T1 (NAV)	N/A	6.66	%(D)	03/17/2017
Advisor Class (NAV)	N/A	10.85	%(D)	12/16/2016

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Strategic High Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index.

(C) The BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

(D) Not annualized.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds	Annual Report 2017

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 48.4%
Aerospace & Defense - 0.6%
BAE Systems PLC	100,000	$ 788,257

Airlines - 2.4%
Alaska Air Group, Inc.	9,500	627,285
Delta Air Lines, Inc.	17,000	850,510
Japan Airlines Co., Ltd.	52,566	1,789,107

		3,266,902

Auto Components - 0.4%
Lear Corp.	3,025	531,160

Automobiles - 0.5%
Ford Motor Co.	57,000	699,390

Banks - 3.8%
Bank of America Corp.	35,000	958,650
Citigroup, Inc.	15,000	1,102,500
JPMorgan Chase & Co.	21,750	2,188,267
PNC Financial Services Group, Inc.	7,000	957,530

		5,206,947

Beverages - 0.0% (A)
Thai Beverage PCL	3	2

Biotechnology - 3.0%
AbbVie, Inc.	35,000	3,158,750
Gilead Sciences, Inc.	12,000	899,520

		4,058,270

Chemicals - 2.3%
DowDuPont, Inc.	19,690	1,423,784
LyondellBasell Industries NV, Class A	16,000	1,656,480

		3,080,264

Communications Equipment - 1.8%
Cisco Systems, Inc.	70,000	2,390,500

Containers & Packaging - 0.6%
International Paper Co.	15,000	859,050

Diversified Telecommunication Services - 2.2%
BCE, Inc.	15,000	692,621
HKT Trust & HKT, Ltd.	1,339,540	1,634,632
Verizon Communications, Inc.	15,000	718,050

		3,045,303

Electronic Equipment, Instruments & Components - 0.6%
Corning, Inc.	25,000	782,750

Equity Real Estate Investment Trusts - 1.6%
Ascendas Real Estate Investment Trust	400,000	804,050
STORE Capital Corp.	54,008	1,333,457

		2,137,507

Food & Staples Retailing - 1.8%
Wal-Mart de Mexico SAB de CV	1,070,930	2,397,502

Food Products - 1.8%
Marine Harvest ASA (B)	125,000	2,440,928

Hotels, Restaurants & Leisure - 1.4%
Las Vegas Sands Corp.	30,000	1,901,400

Household Products - 0.4%
Procter & Gamble Co.	6,825	589,271

Insurance - 1.6%
MetLife, Inc.	16,000	857,280
Prudential Financial, Inc.	11,800	1,303,428

		2,160,708

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 2.0%
Alphabet, Inc., Class C (B)	2,700	$ 2,744,928

IT Services - 0.3%
Paychex, Inc.	6,000	382,740

Media - 1.1%
Regal Entertainment Group, Class A	89,000	1,455,150

Mortgage Real Estate Investment Trusts - 3.3%
Blackstone Mortgage Trust, Inc., Class A (C)	80,000	2,546,400
Starwood Property Trust, Inc.	90,000	1,935,900

		4,482,300

Multiline Retail - 0.5%
Target Corp.	12,700	749,808

Oil, Gas & Consumable Fuels - 1.7%
Exxon Mobil Corp.	10,000	833,500
Royal Dutch Shell PLC, Class B, ADR (C)	11,575	756,542
Valero Energy Corp.	8,575	676,482

		2,266,524

Pharmaceuticals - 2.0%
Johnson & Johnson	11,000	1,533,510
Merck & Co., Inc.	12,000	661,080
Pfizer, Inc.	15,000	525,900

		2,720,490

Road & Rail - 0.1%
Ryder System, Inc., Class A	1,380	111,890

Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	52,000	2,365,480
KLA-Tencor Corp.	3,500	381,115
QUALCOMM, Inc.	5,000	255,050

		3,001,645

Software - 2.7%
Microsoft Corp.	45,000	3,743,100

Specialty Retail - 1.2%
Foot Locker, Inc.	5,050	151,904
Home Depot, Inc.	4,750	787,455
Lowe’s Cos., Inc.	8,000	639,600

		1,578,959

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	21,500	3,634,360

Transportation Infrastructure - 1.8%
Macquarie Infrastructure Corp.	35,000	2,434,250

Total Common Stocks (Cost $55,008,365)		65,642,255

PREFERRED STOCKS - 5.6%
Banks - 1.9%
Bank of America Corp. Series W, 6.63%	33,000	891,000
Citigroup, Inc. Series J, Fixed until 09/30/2023, 7.13% (C) (D)	12,000	345,600
Wells Fargo & Co. Fixed until 03/15/2024, 6.63% (D)	50,000	1,430,500

		2,667,100

Capital Markets - 0.5%
Morgan Stanley Series G, 6.63%	25,000	669,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
PREFERRED STOCKS (continued)
Equity Real Estate Investment Trusts - 0.6%
Colony NorthStar, Inc.
Series E, 8.75%	10,350	$ 279,450
Series G, 7.50%	8,250	212,520
Digital Realty Trust, Inc. Series C, 6.63%	10,000	278,100

		770,070

Insurance - 1.5%
Kemper Corp. 7.38%	39,484	1,044,747
Maiden Holdings North America, Ltd. 7.75%	15,600	413,712
Maiden Holdings, Ltd. Series A, 8.25%	1,400	35,910
Torchmark Corp. 6.13%	20,000	543,800

		2,038,169

Mortgage Real Estate Investment Trusts - 1.1%
AGNC Investment Corp. Series B, 7.75%	15,000	393,000
Two Harbors Investment Corp. Series B, Fixed until 07/27/2027, 7.63% (D)	39,800	1,057,088

		1,450,088

Total Preferred Stocks (Cost $7,271,990)		7,594,927

MASTER LIMITED PARTNERSHIPS - 3.2%
Capital Markets - 0.8%
AllianceBernstein Holding, LP	40,000	1,034,000

Electric Utilities - 0.3%
Brookfield Infrastructure Partners, LP	10,000	423,700

Oil, Gas & Consumable Fuels - 2.1%
Enterprise Products Partners, LP	25,260	618,870
Spectra Energy Partners, LP	35,000	1,509,200
TC PipeLines, LP	15,000	799,350

		2,927,420

Total Master Limited Partnerships (Cost $3,951,424)		4,385,120

	Principal	Value
CORPORATE DEBT SECURITIES - 42.2%
Aerospace & Defense - 0.4%
Triumph Group, Inc. 5.25%, 06/01/2022	$ 500,000	495,000

Auto Components - 1.9%
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022 (C)	1,000,000	1,035,000
Cooper Tire & Rubber Co. 7.63%, 03/15/2027	79,000	90,455
8.00%, 12/15/2019	300,000	331,500
Dana, Inc. 6.00%, 09/15/2023	1,130,000	1,190,692

		2,647,647

Banks - 0.4%
Wells Fargo & Co. Fixed until 03/15/2018, 7.98% (D), 03/15/2018 (E)	500,000	510,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products - 1.6%
Beacon Escrow Corp. 4.88%, 11/01/2025 (F)	$ 600,000	$ 607,320
BMC East LLC 5.50%, 10/01/2024 (F)	1,500,000	1,571,250

		2,178,570

Capital Markets - 1.0%
BCD Acquisition, Inc. 9.63%, 09/15/2023 (F)	1,205,000	1,316,463

Chemicals - 0.6%
Blue Cube Spinco, Inc. 9.75%, 10/15/2023 (C)	500,000	593,750
GCP Applied Technologies, Inc. 9.50%, 02/01/2023 (F)	250,000	280,000

		873,750

Commercial Services & Supplies - 4.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023 (C)	1,000,000	1,012,500
Covanta Holding Corp. 5.88%, 03/01/2024	380,000	380,950
FXI Holdings, Inc. 7.88%, 11/01/2024 (F) (G)	1,500,000	1,520,625
KAR Auction Services, Inc. 5.13%, 06/01/2025 (F)	1,000,000	1,035,000
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.25%, 05/15/2023 (F)	1,500,000	1,662,300

		5,611,375

Construction & Engineering - 1.0%
Tutor Perini Corp. 6.88%, 05/01/2025 (C) (F)	1,250,000	1,348,437

Construction Materials - 0.2%
US Concrete, Inc. 6.38%, 06/01/2024	305,000	327,875

Consumer Finance - 1.5%
Ally Financial, Inc. 8.00%, 03/15/2020	1,000,000	1,123,750
Navient Corp. 6.50%, 06/15/2022	500,000	530,625
7.25%, 01/25/2022, MTN	400,000	434,000

		2,088,375

Distributors - 0.4%
H&E Equipment Services, Inc. 5.63%, 09/01/2025 (F)	500,000	528,125

Diversified Consumer Services - 0.6%
Service Corp. International / US 5.38%, 05/15/2024	738,000	778,590

Diversified Financial Services - 3.2%
Cornerstone Chemical Co. 6.75%, 08/15/2024 (F)	1,000,000	1,012,500
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 6.00%, 08/01/2020	1,965,000	2,026,406
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, 08/15/2024 (F)	1,250,000	1,276,563

		4,315,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 1.2%
CenturyLink, Inc. 7.50%, 04/01/2024 (C)	$ 1,000,000	$ 1,062,500
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	500,000	558,750

		1,621,250

Electronic Equipment, Instruments & Components - 0.1%
Zebra Technologies Corp. 7.25%, 10/15/2022	71,000	74,994

Energy Equipment & Services - 1.2%
Enviva Partners, LP / Enviva Partners Finance Corp. 8.50%, 11/01/2021	1,500,000	1,608,750

Equity Real Estate Investment Trusts - 1.3%
Uniti Group, LP / Uniti Group Finance, Inc. 6.00%, 04/15/2023 (F)	1,000,000	1,001,250
8.25%, 10/15/2023	750,000	721,875

		1,723,125

Health Care Providers & Services - 1.4%
HCA, Inc. 7.50%, 02/15/2022	750,000	851,250
MEDNAX, Inc. 5.25%, 12/01/2023 (F)	500,000	520,000
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (F)	500,000	525,000

		1,896,250

Hotels, Restaurants & Leisure - 2.0%
Nathan’s Famous, Inc. 6.63%, 11/01/2025 (F) (G)	2,000,000	2,040,000
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (F)	750,000	754,687

		2,794,687

Household Durables - 1.0%
Meritage Homes Corp. 7.15%, 04/15/2020	1,225,000	1,344,438

Household Products - 1.2%
Central Garden & Pet Co. 6.13%, 11/15/2023	1,500,000	1,599,375

Internet & Direct Marketing Retail - 0.8%
Netflix, Inc. 5.88%, 02/15/2025	960,000	1,036,416

Machinery - 1.1%
Mueller Industries, Inc. 6.00%, 03/01/2027	1,000,000	1,027,500
Wabash National Corp. 5.50%, 10/01/2025 (F)	500,000	510,050

		1,537,550

Multiline Retail - 0.3%
Dillard’s, Inc. 7.88%, 01/01/2023	350,000	400,166

Oil, Gas & Consumable Fuels - 4.1%
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	1,500,000	1,597,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. (continued)
6.38%, 05/01/2024	$ 450,000	$ 492,750
Antero Resources Corp. 5.00%, 03/01/2025	500,000	507,500
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (F)	300,000	314,250
HollyFrontier Corp. 5.88%, 04/01/2026	1,500,000	1,664,867
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, 11/15/2023	500,000	520,000
Valero Energy Corp. 8.75%, 06/15/2030	300,000	422,936

		5,519,803

Professional Services - 1.1%
AMN Healthcare, Inc. 5.13%, 10/01/2024 (F)	500,000	516,250
FTI Consulting, Inc. 6.00%, 11/15/2022	1,000,000	1,032,600

		1,548,850

Road & Rail - 0.8%
Fortress Transportation & Infrastructure Investors LLC 6.75%, 03/15/2022 (F)	1,000,000	1,047,500

Semiconductors & Semiconductor Equipment - 0.1%
Microsemi Corp. 9.13%, 04/15/2023 (F)	169,000	192,238

Software - 1.0%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.00%, 07/15/2025 (F)	1,250,000	1,315,625

Specialty Retail - 2.6%
Foot Locker, Inc. 8.50%, 01/15/2022	500,000	585,000
L Brands, Inc. 6.88%, 11/01/2035	1,000,000	992,500
6.95%, 03/01/2033 (C)	400,000	393,000
Lithia Motors, Inc. 5.25%, 08/01/2025 (F)	1,000,000	1,048,750
Rent-A-Center, Inc. 6.63%, 11/15/2020 (C)	542,000	497,962

		3,517,212

Technology Hardware, Storage & Peripherals - 3.7%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (F)	1,500,000	1,902,257
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	1,250,000	1,314,062
Western Digital Corp. 10.50%, 04/01/2024	1,500,000	1,760,250

		4,976,569

Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp. 7.75%, 11/15/2023	100,000	120,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc. 7.00%, 03/15/2021	$ 262,000	$ 297,370

Total Corporate Debt Securities (Cost $55,469,129)		57,192,494

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (H)	7,785,486	7,785,486

Total Securities Lending Collateral (Cost $7,785,486)		7,785,486

Principal	Value
REPURCHASE AGREEMENT - 1.5%

Fixed Income Clearing Corp.,
0.12% (H), dated 10/31/2017, to be repurchased at $2,078,590 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $2,122,098.

$ 2,078,584	$ 2,078,584

Total Repurchase Agreement (Cost $2,078,584)	2,078,584

Total Investments (Cost $131,564,978)	144,678,866
Net Other Assets (Liabilities) - (6.6)%	(9,004,974)

Net Assets - 100.0%	$ 135,673,892

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$58,185,279	$7,456,976	$—	$65,642,255
Preferred Stocks	7,594,927	—	—	7,594,927
Master Limited Partnerships	4,385,120	—	—	4,385,120
Corporate Debt Securities	—	57,192,494	—	57,192,494
Securities Lending Collateral	7,785,486	—	—	7,785,486
Repurchase Agreement	—	2,078,584	—	2,078,584

Total Investments	$77,950,812	$66,728,054	$—	$144,678,866

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,627,127. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $23,846,440, representing 17.6% of the Fund’s net assets.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at October 31, 2017.
(I)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Fixed income risk assets rallied at the end of 2016 on the back of surprising U.S. election results. Trump’s election along with a GOP congress increased the potential for stronger U.S. economic growth and higher inflation and contributed to higher rates yet tighter spreads. Emerging markets debt sold off initially following the election due to concerns regarding the North American Free Trade Agreement and other trade agreements. However, these assets also rallied into year-end along with stocks and other risk assets.

High yield, contingent convertibles, Collateralized Loan Obligation (“CLO”) debt and emerging markets debt continued to rally in the first quarter of 2017 amid fiscal policy optimism, record highs in equity markets, and solid economic data. Higher quality segments such as Asset-Backed Securities (“ABS”), intermediate high grade and U.S. Treasury Inflation-Protected Securities (“TIPS”) also provided positive total returns as an expected backup in Treasury rates was largely complete. Yields on 5- and 10-year Treasuries traded marginally lower for the quarter overall. Markets responded positively in April 2017 to various events such as the French election outcome and solid corporate earnings reports. Investors again saw fresh record highs in equity markets, a benign Treasury rate backdrop and a relatively light new issuance calendar. Given the favorable interest rate backdrop, higher quality segments such as intermediate credit and ABS again provided positive total returns for the second quarter of 2017.

There was a slight backup in spreads on bank loans, CLO debt and contingent convertibles towards the end of summer as investors reacted to political discord in Washington, terrorist attacks in Spain, and an emboldened North Korea combined with dwindling August trading volumes. But this trajectory reversed course again for contingent convertibles and bank loans in September and October 2017 as higher spread segments of fixed income benefited from optimism surrounding the release of a plan for tax reform, a firmer backdrop for oil prices, energy-related credits and fresh record highs in equity markets yet again. Argentinean, Indonesian and Peruvian debt continued to rally amid a stable to improving inflation and political backdrop and as investors extended their search for yield.

Overall for the fiscal year ending October 2017, higher risk asset classes within fixed income generally outperformed higher quality and more interest rate sensitive asset classes. Credit spreads rallied in most fixed income asset classes. U.S. Treasury rates were sharply higher, however, most of the move occurred during the period immediately following the November 2016 election outcome. Investors saw more of a flattening trend in U.S. Treasury rates in 2017 as opposed to a parallel shift higher.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Unconstrained Bond Class I returned 6.07%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.07%.

STRATEGY REVIEW

To determine asset allocation for the strategy, PineBridge Investments LLC’s global multi-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of 9-18 months. These targets are expected to be reset two to six times per year depending upon market conditions. PineBridge Investments LLC’s fixed income team has the flexibility to make tactical adjustments depending on their bottom-up views and is responsible for security selection within each asset class.

The Fund benefited from compelling asset allocation, strong security selection and a hedged duration profile. From an asset allocation standpoint, each of the fixed income segments held in the Fund contributed positively to performance during the period. The allocation to select positions in below investment grade emerging markets sovereign debt and European contingent convertible securities were the largest contributors during the period. The emerging markets positions held in the Fund benefited from reduced political risks and stable to declining inflation conditions. European contingent convertibles issued by European banks benefited from higher interest rates and the prospect of a more relaxed regulatory environment. An allocation to high yield also contributed meaningfully to performance.

During the period, the Fund utilized derivatives. These positions added to performance.

Michael J. Kelly, CFA

Robert A. Vanden Assem, CFA

Steven Oh, CFA

Peter Hu, CFA

Roberto Coronado

Co-Portfolio Managers

PineBridge Investments LLC

Fund Characteristics	Years
Average Maturity §	6.54
Duration †	1.21

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	15.7%
AAA	25.9
AA	3.1
A	11.0
BBB	21.0
BB	11.2
B	12.6
CCC and Below	0.3
Not Rated	0.9
Net Other Assets (Liabilities)^	(1.7)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class		Inception Date
Class I (NAV)	6.07%	4.08%		12/08/2014
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.07%	0.63%
Class I2 (NAV)	6.32%	4.18%		12/08/2014
Advisor Class (NAV)	N/A	6.49	%(B)	12/16/2016

(A) The BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in the Fund entails interest rate risk, pre-payment risk, and credit risk as well as additional risks in that it may invest in high-yield/non-investment grade bonds. The Fund may also invest in foreign securities, including emerging markets, which carry currency risk if denominated in non-dollar or non-USD and are difficult to trade during periods of stress. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Derivatives involve risks in addition to the risks of underlying securities, particularly counterparty and liquidity risk.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 29.1%
American Express Credit Account Master Trust Series 2014-1, Class A, 1-Month LIBOR + 0.37%, 1.61% (A), 12/15/2021	$ 1,860,000	$ 1,868,892
Series 2017-1, Class A,
1.93%, 09/15/2022	2,000,000	1,999,169
Series 2017-6, Class A,
2.04%, 05/15/2023	700,000	700,810
AmeriCredit Automobile Receivables Trust Series 2016-3, Class A3, 1.46%, 05/10/2021	1,000,000	999,365
Ammc CLO 21, Ltd. Series 2017-21A, Class A, 3-Month LIBOR + 1.25%, 2.64% (A), 11/02/2030 (B)	3,500,000	3,516,030
Atlas Senior Loan Fund V, Ltd. Series 2014-1A, Class DR2, 3-Month LIBOR + 4.00%, 5.36% (A), 07/16/2029 (B)	1,250,000	1,276,176
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A, Class A, 1.92%, 09/20/2019 (B)	1,950,000	1,946,689
Series 2015-1A, Class A,
2.50%, 07/20/2021 (B)	1,000,000	1,000,773
Babson CLO, Ltd. Series 2015-2A, Class B2R, 3-Month LIBOR + 1.59%, 2.95% (A), 10/20/2030 (B)	2,500,000	2,497,485
Capital One Multi-Asset Execution Trust Series 2016-A4, Class A4, 1.33%, 06/15/2022	960,000	950,972
Series 2017-A1, Class A1,
2.00%, 01/17/2023	1,788,000	1,791,023
CarMax Auto Owner Trust Series 2014-4, Class C, 2.44%, 11/16/2020	1,320,000	1,326,568
Series 2016-3, Class A4,
1.60%, 01/18/2022	270,000	266,816
Series 2016-4, Class A4,
1.60%, 06/15/2022	1,724,000	1,698,981
Cedar Funding VIII CLO, Ltd. Series 2017-8A, Class A1, 3-Month LIBOR + 1.25%, 2.62% (A), 10/17/2030 (B)	2,000,000	1,999,960
Chase Issuance Trust Series 2016-A2, Class A, 1.37%, 06/15/2021	1,626,000	1,614,688
Series 2016-A4, Class A4,
1.49%, 07/15/2022	1,000,000	986,483
Series 2016-A5, Class A5,
1.27%, 07/15/2021	1,500,000	1,489,584
Citibank Credit Card Issuance Trust Series 2014-A1, Class A1, 2.88%, 01/23/2023	1,362,000	1,397,334
Series 2014-A6, Class A6,
2.15%, 07/15/2021	1,755,000	1,764,462

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust (continued)
Series 2017-A3, Class A3,
1.92%, 04/07/2022	$ 862,000	$ 860,739
Crestline Denali CLO, Ltd. Series 2013-1A, Class B1LR, 3-Month LIBOR + 3.15%, 0.00% (A) (C), 10/26/2027 (B)	4,000,000	4,012,780
Dewolf Park CLO, Ltd. Series 2017-1A, Class A, 3-Month LIBOR + 1.21%, 2.46% (A), 10/15/2030 (B)	2,000,000	2,006,116
Discover Card Execution Note Trust Series 2015-A3, Class A, 1.45%, 03/15/2021	2,000,000	1,996,781
Series 2015-A4, Class A4,
2.19%, 04/17/2023	2,000,000	2,008,142
Elevation CLO, Ltd. Series 2014-2A, Class DR, 3-Month LIBOR + 3.20%, 4.55% (A), 10/15/2029 (B)	4,000,000	3,999,940
Ford Credit Auto Owner Trust Series 2015-2, Class A, 2.44%, 01/15/2027 (B)	990,000	999,546
Series 2016-A, Class A4,
1.60%, 06/15/2021	1,000,000	995,657
Series 2016-C, Class B,
1.73%, 03/15/2022	1,635,000	1,614,712
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1, 2.07%, 05/15/2022	1,250,000	1,249,859
Series 2017-3, Class A,
2.48%, 09/15/2024	1,750,000	1,757,568
GM Financial Automobile Leasing Trust Series 2017-2, Class A4, 2.18%, 06/21/2021	800,000	800,101
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A4, 2.13%, 03/16/2023 (B)	300,000	299,166
Honda Auto Receivables Owner Trust Series 2015-3, Class A4, 1.56%, 10/18/2021	2,000,000	1,997,500
Series 2016-2, Class A4,
1.62%, 08/15/2022	880,000	875,769
Series 2017-2, Class A3,
1.68%, 08/16/2021	2,000,000	1,993,609
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A4, 1.65%, 07/15/2020 (B)	2,000,000	1,993,847
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4, 1.46%, 12/15/2022	2,000,000	1,975,191
Milos CLO, Ltd. Series 2017-1A, Class D, 3-Month LIBOR + 3.40%, 4.76% (A), 10/20/2030 (B)	2,000,000	2,027,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Northwoods Capital XI, Ltd. Series 2014-11A, Class D, 3-Month LIBOR + 3.45%, 4.81% (A), 04/15/2025 (B)	$ 2,000,000	$ 2,014,946
Synchrony Credit Card Master Note Trust
Series 2015-3, Class A,
1.74%, 09/15/2021	2,000,000	2,000,421
Series 2016-1, Class A,
2.04%, 03/15/2022	1,350,000	1,353,629
Series 2016-2, Class A,
2.21%, 05/15/2024	2,000,000	1,998,001
TICP CLO VIII, Ltd. Series 2017-8A, Class C, 3-Month LIBOR + 3.10%, 0.00% (A) (C), 10/20/2030 (B) (D)	1,000,000	1,000,000
Toyota Auto Receivables Owner Trust Series 2016-A, Class A4, 1.47%, 09/15/2021	2,150,000	2,136,043
Verizon Owner Trust Series 2017-3A, Class A1A, 2.06%, 04/20/2022 (B)	1,250,000	1,250,206
Wind River CLO Ltd. Series 2017-3A, Class A, 3-Month LIBOR + 1.25%, 2.49% (A), 10/15/2030 (B)	2,000,000	1,999,962

Total Asset-Backed Securities (Cost $78,441,974)		78,310,131

CORPORATE DEBT SECURITIES - 30.6%
Aerospace & Defense - 0.4%
Lockheed Martin Corp. 1.85%, 11/23/2018	600,000	600,668
Textron, Inc. 3.38%, 03/01/2028	245,000	243,649
United Technologies Corp. 1.90%, 05/04/2020	200,000	199,427

		1,043,744

Automobiles - 0.1%
General Motors Co. 5.15%, 04/01/2038	130,000	135,203

Banks - 12.5%
Australia & New Zealand Banking Group, Ltd. Fixed until 06/15/2026, 6.75% (A), 06/15/2026 (B) (E)	563,000	646,831
Bank of America Corp.
3-Month LIBOR + 1.16%,
2.52% (A), 01/20/2023, MTN	2,000,000	2,036,415
2.63%, 04/19/2021, MTN	450,000	452,240
Barclays PLC 2.00%, 03/16/2018	500,000	500,620
Fixed until 12/15/2018,
8.25% (A), 12/15/2018 (E)	1,000,000	1,062,920
BB&T Corp. 2.15%, 02/01/2021, MTN	67,000	66,882
BNP Paribas SA 3.80%, 01/10/2024 (B)	400,000	415,699
Fixed until 03/14/2022,
6.75% (A), 03/14/2022 (B) (E)	305,000	333,594

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA (continued)
Fixed until 03/30/2021,
7.63% (A), 03/30/2021 (B) (E)	$ 1,000,000	$ 1,121,250
CitiBank NA 2.13%, 10/20/2020	250,000	249,279
Citigroup, Inc.
3-Month LIBOR + 1.07%,
2.39% (A), 12/08/2021	1,000,000	1,015,998
3-Month LIBOR + 1.10%,
2.41% (A), 05/17/2024	1,010,000	1,019,595
4.40%, 06/10/2025	148,000	156,388
Citizens Bank NA 2.25%, 03/02/2020	300,000	300,354
Credit Agricole SA Fixed until 12/23/2025, 8.13% (A), 12/23/2025 (B) (E)	1,553,000	1,869,306
Fifth Third Bancorp 2.88%, 07/27/2020	298,000	303,444
First Horizon National Corp. 3.50%, 12/15/2020	232,000	238,607
HSBC Holdings PLC
Fixed until 03/13/2027,
4.04% (A), 03/13/2028	200,000	209,466
Fixed until 05/22/2027,
6.00% (A), 05/22/2027 (E)	770,000	818,125
ING Groep NV Fixed until 04/16/2025, 6.50% (A), 04/16/2025 (E)	500,000	548,800
Intesa Sanpaolo SpA Fixed until 09/17/2025, 7.70% (A), 09/17/2025 (B) (E)	1,626,000	1,776,405
JPMorgan Chase & Co.
3-Month LIBOR + 0.55%,
1.87% (A), 03/09/2021	3,000,000	3,009,142
2.55%, 10/29/2020	299,000	301,860
Fixed until 07/24/2037,
3.88% (A), 07/24/2038	300,000	302,550
Fixed until 11/01/2022,
4.63% (A), 11/01/2022 (E)	308,000	305,236
Lloyds Banking Group PLC Fixed until 06/27/2024, 7.50% (A), 06/27/2024 (E) (F)	1,300,000	1,483,625
Macquarie Bank, Ltd. Fixed until 03/08/2027, 6.13% (A), 03/08/2027 (B) (E) (F)	1,290,000	1,356,435
Regions Financial Corp. 7.38%, 12/10/2037	309,000	419,140
Royal Bank of Scotland Group PLC Fixed until 08/15/2021, 8.63% (A), 08/15/2021 (E)	557,000	630,747
Societe Generale SA
Fixed until 12/18/2023,
7.88% (A), 12/18/2023 (B) (E)	1,000,000	1,133,750
Fixed until 09/29/2025,
8.00% (A), 09/29/2025 (B) (E)	506,000	590,755
Standard Chartered PLC Fixed until 04/02/2022, 7.50% (A), 04/02/2022 (B) (E) (F)	1,488,000	1,632,262

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Svenska Handelsbanken AB 3-Month LIBOR + 0.49%, 1.81% (A), 06/17/2019	$ 1,250,000	$ 1,256,314
Synovus Financial Corp. 3.13%, 11/01/2022 (G)	49,000	48,979
Toronto-Dominion Bank 3-Month LIBOR + 0.54%, 1.90% (A), 07/23/2018, MTN	465,000	466,473
US Bank NA 1.45%, 01/29/2018	250,000	250,002
Wells Fargo & Co. 3-Month LIBOR + 1.11%, 2.47% (A), 01/24/2023	2,000,000	2,040,600
4.30%, 07/22/2027, MTN	200,000	211,241
Wells Fargo Bank NA 3-Month LIBOR + 0.60%, 1.92% (A), 05/24/2019	1,250,000	1,258,573
Westpac Banking Corp.
3-Month LIBOR + 0.71%,
2.04% (A), 06/28/2022	300,000	301,765
Fixed until 11/23/2026,
4.32% (A), 11/23/2031, MTN	160,000	165,805
Fixed until 09/21/2027,
5.00% (A), 09/21/2027 (E)	1,400,000	1,407,109

		33,714,581

Beverages - 1.4%
Anheuser-Busch InBev Finance, Inc.
3-Month LIBOR + 1.26%,
2.64% (A), 02/01/2021	3,000,000	3,101,182
2.65%, 02/01/2021	400,000	405,104
Heineken NV 3.50%, 01/29/2028 (B)	250,000	255,743
PepsiCo, Inc. 3.00%, 10/15/2027	41,000	40,806

		3,802,835

Building Products - 0.1%
Lennox International, Inc. 3.00%, 11/15/2023	283,000	283,252

Capital Markets - 3.6%
Credit Suisse Group AG Fixed until 12/11/2023, 7.50% (A), 12/11/2023 (B) (E)	1,700,000	1,976,250
Credit Suisse Group Funding Guernsey, Ltd. 3-Month LIBOR + 2.29%, 3.64% (A), 04/16/2021	500,000	526,621
Goldman Sachs Group, Inc.
3-Month LIBOR + 1.04%,
2.41% (A), 04/25/2019	250,000	252,660
3-Month LIBOR + 1.16%,
2.52% (A), 04/23/2020	2,000,000	2,034,774
3-Month LIBOR + 1.20%,
2.58% (A), 04/30/2018	1,000,000	1,005,071
Fixed until 11/10/2022,
5.00% (A), 11/10/2022 (E) (G)	168,000	168,210
5.25%, 07/27/2021	267,000	292,510

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Moody’s Corp. 3-Month LIBOR + 0.35%, 1.67% (A), 09/04/2018	$ 1,220,000	$ 1,222,414
Morgan Stanley
3-Month LIBOR + 1.18%,
2.54% (A), 01/20/2022	465,000	472,178
3-Month LIBOR + 1.28%,
2.65% (A), 04/25/2018, MTN	1,000,000	1,005,296
5.00%, 11/24/2025	159,000	173,439
UBS Group Funding Switzerland AG 3.00%, 04/15/2021 (B)	500,000	507,513

		9,636,936

Chemicals - 0.2%
Airgas, Inc. 3.05%, 08/01/2020	106,000	108,549
Praxair, Inc. 2.25%, 09/24/2020	199,000	199,929
Sherwin-Williams Co. 2.75%, 06/01/2022	330,000	332,034

		640,512

Communications Equipment - 0.1%
Harris Corp. 2.70%, 04/27/2020	183,000	184,911

Construction Materials - 0.0% (H)
Boral Finance Pty, Ltd. 3.75%, 05/01/2028 (B) (G)	28,000	28,206

Consumer Finance - 4.0%
American Express Co. 3-Month LIBOR + 0.59%, 1.90% (A), 05/22/2018	517,000	518,382
BMW US Capital LLC 1.50%, 04/11/2019 (B)	240,000	238,996
Capital One NA
3-Month LIBOR + 1.15%,
2.53% (A), 01/30/2023	1,454,000	1,464,697
2.65%, 08/08/2022	500,000	497,548
Daimler Finance North America LLC
3-Month LIBOR + 0.45%,
1.77% (A), 05/18/2018 (B)	500,000	500,862
3-Month LIBOR + 0.62%,
2.00% (A), 10/30/2019 (B)	2,500,000	2,515,093
2.00%, 07/06/2021 (B)	225,000	221,519
Ford Motor Credit Co. LLC
3-Month LIBOR + 0.83%,
2.14% (A), 08/12/2019	200,000	201,177
3-Month LIBOR + 0.93%,
2.24% (A), 11/04/2019	1,000,000	1,008,759
General Motors Financial Co., Inc. 3.20%, 07/06/2021	500,000	510,189
Fixed until 09/30/2027,
5.75% (A), 09/30/2027 (E)	1,400,000	1,463,000
Harley-Davidson Financial Services, Inc. 3-Month LIBOR + 0.35%, 1.67% (A), 03/08/2019 (B)	1,200,000	1,202,447
Nissan Motor Acceptance Corp. 2.15%, 09/28/2020 (B)	199,000	198,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Synchrony Financial 2.60%, 01/15/2019	$ 250,000	$ 251,395

		10,792,425

Diversified Financial Services - 0.2%
National Rural Utilities Cooperative Finance Corp. 2.30%, 11/01/2020	77,000	77,512
2.40%, 04/25/2022	215,000	215,444
Fixed until 04/30/2023,
4.75% (A), 04/30/2043	300,000	315,536

		608,492

Diversified Telecommunication Services - 1.5%
AT&T, Inc. 2.85%, 02/14/2023	220,000	218,508
5.30%, 08/14/2058	285,000	282,212
Verizon Communications, Inc.
3-Month LIBOR + 0.77%,
2.09% (A), 06/17/2019	3,000,000	3,027,739
2.95%, 03/15/2022	200,000	203,127
5.25%, 03/16/2037	203,000	221,828

		3,953,414

Electric Utilities - 0.3%
Exelon Corp. 2.85%, 06/15/2020	594,000	604,351
Georgia Power Co. 2.00%, 09/08/2020	100,000	99,844
Southern Power Co. 1.85%, 12/01/2017	239,000	239,066

		943,261

Equity Real Estate Investment Trusts - 0.3%
American Tower Corp. 2.25%, 01/15/2022	500,000	489,621
Goodman US Finance Four LLC 4.50%, 10/15/2037 (B)	115,000	117,160
Goodman US Finance Three LLC 3.70%, 03/15/2028 (B)	60,000	59,754
Kimco Realty Corp. 3.80%, 04/01/2027	31,000	31,398

		697,933

Food & Staples Retailing - 0.2%
Costco Wholesale Corp. 2.15%, 05/18/2021	500,000	500,594

Food Products - 0.1%
Kraft Heinz Foods Co. 2.80%, 07/02/2020	200,000	202,583
Smithfield Foods, Inc. 4.25%, 02/01/2027 (B)	50,000	51,866

		254,449

Gas Utilities - 0.0% (H)
NiSource Finance Corp. 3.49%, 05/15/2027	125,000	126,716

Health Care Equipment & Supplies - 0.1%
Danaher Corp. 1.65%, 09/15/2018	137,000	137,052

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.1%
Cardinal Health, Inc. 1.95%, 06/14/2019	$ 250,000	$ 249,487
Laboratory Corp. of America Holdings 3.25%, 09/01/2024	60,000	60,477
UnitedHealth Group, Inc. 1.95%, 10/15/2020	71,000	70,844

		380,808

Household Products - 0.0% (H)
Procter & Gamble Co. 1.90%, 10/23/2020	47,000	46,979

Industrial Conglomerates - 0.1%
Roper Technologies, Inc. 2.80%, 12/15/2021	230,000	232,225
3.80%, 12/15/2026	66,000	68,382

		300,607

Insurance - 0.2%
Jackson National Life Global Funding 3-Month LIBOR + 0.73%, 2.06% (A), 06/27/2022 (B)	500,000	502,984
Markel Corp. 3.50%, 11/01/2027	28,000	27,919

		530,903

Internet & Direct Marketing Retail - 0.0% (H)
Amazon.com, Inc. 2.80%, 08/22/2024 (B)	125,000	125,169

IT Services - 0.1%
Total System Services, Inc. 3.80%, 04/01/2021	160,000	165,606

Machinery - 0.4%
Caterpillar Financial Services Corp. 3-Month LIBOR + 0.70%, 2.01% (A), 02/23/2018, MTN	1,000,000	1,002,236

Media - 1.7%
Discovery Communications LLC 3.95%, 03/20/2028	170,000	168,609
Viacom, Inc. 5.25%, 04/01/2044	300,000	285,684
Walt Disney Co.
3-Month LIBOR + 0.13%,
1.45% (A), 03/04/2020, MTN	1,000,000	999,828
3-Month LIBOR + 0.39%,
1.71% (A), 03/04/2022, MTN (F)	3,000,000	3,024,434

		4,478,555

Metals & Mining - 0.3%
Anglo American Capital PLC 4.00%, 09/11/2027 (B)	200,000	200,200
Glencore Funding LLC 3.88%, 10/27/2027 (B)	42,000	41,662
4.00%, 03/27/2027 (B)	233,000	234,565
Rio Tinto Finance USA, Ltd. 3.75%, 06/15/2025	275,000	290,402

		766,829

Multiline Retail - 0.1%
Wal-Mart Stores, Inc. 1.90%, 12/15/2020	173,000	172,636

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.4%
Anadarko Petroleum Corp. 6.45%, 09/15/2036	$ 144,000	$ 174,847
BP Capital Markets PLC 2.75%, 05/10/2023	300,000	302,049
Canadian Natural Resources, Ltd. 2.95%, 01/15/2023	340,000	341,882
Chevron Corp. 3-Month LIBOR + 0.41%, 1.73% (A), 11/15/2019	1,000,000	1,006,838
EnLink Midstream Partners, LP 4.85%, 07/15/2026	300,000	316,006
Exxon Mobil Corp. 1.71%, 03/01/2019	200,000	200,175
Marathon Oil Corp. 2.80%, 11/01/2022	240,000	236,060
ONEOK, Inc. 4.00%, 07/13/2027	60,000	61,132
Sunoco Logistics Partners Operations, LP 5.40%, 10/01/2047	100,000	101,459
Total Capital International SA 2.88%, 02/17/2022	300,000	306,750
Western Gas Partners, LP 4.65%, 07/01/2026	330,000	345,275
Williams Partners, LP 3.75%, 06/15/2027	250,000	250,822

		3,643,295

Paper & Forest Products - 0.2%
Georgia-Pacific LLC 3.60%, 03/01/2025 (B)	486,000	501,212

Pharmaceuticals - 0.0% (H)
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	67,000	66,326

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.50%, 01/15/2028 (B)	38,000	37,779
Intel Corp. 2.35%, 05/11/2022	250,000	251,233
QUALCOMM, Inc. 2.10%, 05/20/2020	285,000	285,702

		574,714

Software - 0.4%
Microsoft Corp. 1.10%, 08/08/2019	500,000	494,817
2.40%, 02/06/2022	500,000	504,242

		999,059

Specialty Retail - 0.1%
Advance Auto Parts, Inc. 5.75%, 05/01/2020	137,000	147,745
O’Reilly Automotive, Inc. 3.55%, 03/15/2026	200,000	202,359

		350,104

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 3.48%, 06/01/2019 (B)	230,000	234,125

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Thrifts & Mortgage Finance - 0.1%
Astoria Financial Corp. 3.50%, 06/08/2020	$ 300,000	$ 302,771

Trading Companies & Distributors - 0.0% (H)
GATX Corp. 3.25%, 09/15/2026	110,000	108,280

Total Corporate Debt Securities (Cost $79,966,177)		82,234,730

FOREIGN GOVERNMENT OBLIGATIONS - 8.2%
Argentina - 3.2%
Argentina Republic Government International Bond 6.88%, 04/22/2021	1,800,000	1,962,000
7.13%, 07/06/2036	5,000,000	5,377,500
7.50%, 04/22/2026	1,170,000	1,322,100

		8,661,600

Indonesia - 2.5%
Indonesia Treasury Bond 8.25%, 07/15/2021	IDR 29,700,000,000	2,317,969
8.38%, 03/15/2024	29,000,000,000	2,316,016
10.50%, 08/15/2030	22,200,000,000	2,060,697

		6,694,682

Peru - 1.9%
Peru Government Bond 5.70%, 08/12/2024	PEN 6,600,000	2,153,643
Peru Government International Bond 6.35%, 08/12/2028 (B)	9,160,000	3,027,103

		5,180,746

Supranational - 0.2%
European Investment Bank 1.38%, 06/15/2020	$ 500,000	493,948

Uruguay - 0.4%
Uruguay Government International Bond 9.88%, 06/20/2022 (B)	UYU 24,500,000	893,911

Total Foreign Government Obligations (Cost $21,310,420)		21,924,887

LOAN ASSIGNMENTS - 14.7%
Aerospace & Defense - 0.3%
Accudyne Industries LLC Term Loan, 3-Month LIBOR + 3.75%, 5.08% (A), 08/02/2024	$ 48,077	48,392
Doncasters Finance US LLC Term Loan, 3-Month LIBOR + 3.50%, 4.83% (A), 04/09/2020	422,069	408,880
TransDigm, Inc.
Term Loan E,
3-Month LIBOR + 3.00%,
4.27% (A), 05/14/2022	248,185	249,234
Term Loan F,
3-Month LIBOR + 3.00%,
4.27% (A), 06/09/2023	74,622	74,917

		781,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Airlines - 0.2%
American Airlines, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (A), 12/14/2023	$ 375,000	$ 375,677
United Airlines, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 3.63% (A), 04/01/2024	252,538	253,422

		629,099

Auto Components - 0.5%
American Axle and Manufacturing, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 3.56% (A), 04/06/2024	227,575	227,433
Federal-Mogul Holdings Corp. Term Loan C, 1-Month LIBOR + 3.75%, 4.99% (A), 04/15/2021	275,558	277,280
Tower Automotive Holdings USA LLC Term Loan B, 1-Month LIBOR + 2.75%, 4.00% (A), 03/07/2024	427,534	429,004
USI, Inc. Term Loan B, 3-Month LIBOR + 3.00%, 4.31% (A), 05/16/2024	398,404	398,404

		1,332,121

Automobiles - 0.1%
Belron SA Term Loan B, TBD , 10/26/2024 (G) (I)	30,311	30,538
Dragon Merger Sub LLC 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.36% (A), 07/24/2024	161,218	162,831

		193,369

Biotechnology - 0.1%
Grifols Worldwide Operations USA, Inc. Term Loan, 1-Week LIBOR + 2.25%, 3.45% (A), 01/31/2025	373,125	374,354

Building Products - 0.1%
C.H.I. Overhead Doors, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.58% (A), 07/29/2022	347,431	346,671

Capital Markets - 0.1%
Duff & Phelps Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.61% (A), 10/06/2024	51,713	52,217
LPL Holdings, Inc. 1st Lien Term Loan B, 6-Month LIBOR + 2.25%, 3.65% (A), 09/23/2024	142,229	142,541

	Principal	Value
LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
Paradigm Acquisition Corp. 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 5.61% (A), 10/11/2024	$ 76,956	$ 77,100

		271,858

Chemicals - 0.6%
Ashland, Inc. Term Loan B, 3-Month LIBOR + 2.00%, 3.29% (A), 05/24/2024	39,741	39,956
Avantor Performance Materials Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 5.25% (A), 03/10/2024	203,061	203,474
Axalta Coating Systems US Holdings, Inc. Term Loan, 3-Month LIBOR + 2.00%, 3.33% (A), 06/01/2024	79,272	79,651
Charter NEX US Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 4.49% (A), 05/16/2024	379,384	381,400
H.B. Fuller Co. Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (A), 10/12/2024	163,934	164,813
Ineos US Finance, LLC Term Loan B, TBD , 03/31/2024 (G) (I)	277,040	277,386
MacDermid, Inc. Term Loan B6, 1-Month LIBOR + 3.00%, 4.24% (A), 06/07/2023	298,500	299,853
Trinseo Materials Operating S.C.A. Term Loan, 1-Month LIBOR + 2.50%, 3.74% (A), 08/16/2024	68,528	68,999
Tronox Blocked Borrower LLC Term Loan B, 3-Month LIBOR + 3.00%, 4.32% (A), 09/22/2024	8,211	8,250
Tronox Finance LLC Term Loan B, 3-Month LIBOR + 3.00%, 4.32% (A), 09/22/2024	18,948	19,039
Unifrax Corp. Term Loan B, 3-Month LIBOR + 3.75%, 5.08% (A), 04/04/2024	82,099	82,612
Venator Materials Corp. Term Loan B, 3-Month LIBOR + 3.00%, 4.38% (A), 08/08/2024	27,285	27,558

		1,652,991

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies - 0.5%
Asurion LLC Term Loan B5, 1-Month LIBOR + 3.00%, 4.24% (A), 11/03/2023	$ 59,899	$ 60,337
Clean Harbors, Inc. Term Loan B, 1-Month LIBOR + 2.00%, 3.24% (A), 06/27/2024	34,696	34,797
Garda World Security Corp. Term Loan, 3-Month LIBOR + 4.00%, 5.31% (A), 05/24/2024	225,445	227,136
Harland Clarke Holdings Corp.
Term Loan B6,
3-Month LIBOR + 5.50%,
6.83% (A), 02/09/2022	504,137	504,137
Term Loan B7,
TBD , 11/01/2023 (G) (I)	274,179	275,092
Multi Color Corp. Term Loan B, TBD , 09/20/2024 (G) (I)	14,892	14,994
Seminole Tribe of Florida Term Loan B, 1-Month LIBOR + 2.00%, 3.24% (A), 07/06/2024	86,741	87,110
West Corp. Term Loan, 1-Month LIBOR + 4.00%, 5.24% (A), 10/10/2024	111,887	111,775
Wrangler Buyer Corp. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (A), 09/27/2024	92,095	92,769

		1,408,147

Construction & Engineering - 0.1%
Clark Equipment Co. Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (A), 05/18/2024	35,010	35,229
STS Operating, Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.99% (A), 02/12/2021	343,090	344,806

		380,035

Construction Materials - 0.2%
Forterra Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (A), 10/25/2023	609,018	508,153

Consumer Finance - 0.3%
Altice Financing SA 1st Lien Term Loan, TBD , 01/05/2026 (G) (I)	100,022	99,947
Term Loan B,
3-Month LIBOR + 2.75%,
4.11% (A), 07/15/2025	380,057	379,514

	Principal	Value
LOAN ASSIGNMENTS (continued)
Consumer Finance (continued)
Altice US Finance I Corp. Term Loan, 1-Month LIBOR + 2.25%, 3.49% (A), 07/28/2025	$ 190,954	$ 190,656
FGI Operating Co. LLC Term Loan, 1-Month LIBOR + 4.25%, 5.50% (A), 04/19/2019	146,952	105,806

		775,923

Containers & Packaging - 0.2%
FPC Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.33% (A), 11/19/2019	194,508	192,239
ICSH, Inc.
1st Lien Term Loan,
3-Month LIBOR + 4.00%,
5.37% (A), 04/29/2024	236,585	238,655
Delayed Draw Term Loan,
3-Month LIBOR + 4.00%,
5.31% (A), 04/29/2024	12,946	13,060
Tekni-Plex, Inc. Term Loan B1, 3-Month LIBOR + 3.25%, 4.53% (A), 10/17/2024	70,597	71,008

		514,962

Distributors - 0.1%
American Tire Distributors Holdings, Inc. Term Loan, 1-Month LIBOR + 4.25%, 5.49% (A), 09/01/2021	372,327	373,413

Diversified Financial Services - 0.3%
AI Mistral Holdco, Ltd. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (A), 03/09/2024	248,750	246,262
AlixPartners LLP Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (A), 04/04/2024	95,673	96,107
Camelot UK Holdco Ltd. Term Loan B, 1-Month LIBOR + 3.50%, 4.74% (A), 10/03/2023	373,125	375,341
Focus Financial Partners LLC 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.57% (A), 07/03/2024	86,393	87,106
NAB Holdings LLC Term Loan, 3-Month LIBOR + 3.50%, 4.83% (A), 07/01/2024	93,425	93,892

		898,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services - 0.2%
CenturyLink, Inc. Term Loan B, 2.75% (A), 01/31/2025	$ 283,401	$ 279,327
Intelsat Jackson Holdings SA Term Loan B2, 3-Month LIBOR + 2.75%, 4.07% (A), 06/30/2019	375,000	373,828

		653,155

Electric Utilities - 0.2%
Astoria Energy LLC Term Loan B, 1-Month LIBOR + 4.00%, 5.25% (A), 12/24/2021	468,171	469,927

Electrical Equipment - 0.2%
Gates Global LLC Term Loan B, 3-Month LIBOR + 3.25%, 4.58% (A), 04/01/2024	377,015	378,943
Penn Engineering & Manufacturing Corp. Term Loan B, 1-Month LIBOR + 2.75%, 3.99% (A), 06/27/2024	13,385	13,435

		392,378

Electronic Equipment, Instruments & Components - 0.1%
Excelitas Technologies Corp. 1st Lien Term Loan, 3-Month LIBOR + 5.00%, 6.34% (A), 10/31/2020	247,830	248,036

Energy Equipment & Services - 0.2%
Entergy Rhode Island State Energy, LP Term Loan B, 1-Month LIBOR + 4.75%, 6.00% (A), 12/17/2022	397,975	400,213
Hi-Crush Partners, LP Term Loan B, 3-Month LIBOR + 3.75%, 5.08% (A), 04/28/2021	248,653	247,824

		648,037

Equity Real Estate Investment Trusts - 0.3%
ESH Hospitality, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (A), 08/30/2023	270,826	272,406
Geo Group, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 3.57% (A), 03/22/2024	239,427	239,352
RHP Hotel Properties, LP Term Loan B, 3-month LIBOR + 2.25%, 3.56% (A), 05/11/2024	171,536	172,737

		684,495

Food & Staples Retailing - 0.1%
Albertsons LLC Term Loan B6, 3-Month LIBOR + 3.00%, 4.32% (A), 06/22/2023	348,888	337,674

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products - 0.1%
Post Holdings, Inc. Series A, Term Loan, 1-Month LIBOR + 2.25%, 3.49% (A), 05/24/2024	$ 136,800	$ 137,296

Gas Utilities - 0.0% (H)
TPF II Power LLC Term Loan B, 1-Month LIBOR + 3.75%, 4.99% (A), 10/02/2023	108,103	108,624

Health Care Equipment & Supplies - 0.1%
Immucor, Inc. Term Loan B, 2-Month LIBOR + 5.00%, 6.31% (A), 06/15/2021	100,434	102,166
Mallinckrodt International Finance SA Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (A), 09/24/2024	248,750	249,113

		351,279

Health Care Providers & Services - 1.0%
Air Medical Group Holdings, Inc. Term Loan B,
1-Month LIBOR + 3.25%,
4.49% (A), 04/28/2022	248,728	248,002
Term Loan B2,
TBD , 09/07/2024 (G) (I)	67,363	67,351
Community Health Systems, Inc. Term Loan H, 3-Month LIBOR + 3.00%, 4.32% (A), 01/27/2021	339,527	327,947
Envision Healthcare Corp. Term Loan B, 1-Month LIBOR + 3.00%, 4.25% (A), 12/01/2023	78,156	78,449
HC Group Holdings III, Inc. Term Loan B, 3-Month LIBOR + 5.00%, 6.32% (A), 04/07/2022	248,731	251,840
Ortho-Clinical Diagnostics, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 5.08% (A), 06/30/2021	471,793	473,139
Quorum Health Corp. Term Loan B, 3-Month LIBOR + 6.75%, 8.07% (A), 04/29/2022	391,730	394,505
Sterigenics-Nordion Holdings LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (A), 05/15/2022 (G) (I)	418,735	419,259
Surgery Center Holdings, Inc. Term Loan B, 1-month LIBOR + 3.25%, 4.50% (A), 09/02/2024	86,136	85,382

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Team Health Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.99% (A), 02/06/2024	$ 273,625	$ 270,432

		2,616,306

Hotels, Restaurants & Leisure - 0.8%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 1-Month LIBOR + 2.25%, 3.53% (A), 02/16/2024	107,302	107,302
Belmond Interfin, Ltd. Term Loan B, 1-Month LIBOR + 2.75%, 3.99% (A), 07/03/2024	96,681	96,761
Boyd Gaming Corp. Term Loan B3, 1-Week LIBOR + 2.50%, 3.70% (A), 09/15/2023	305,279	306,466
Caesars Resort Collection LLC 1st Lien Term Loan B, TBD , 09/27/2024 (G) (I)	331,585	332,911
ClubCorp Club Operations, Inc. Term Loan, 3-Month LIBOR + 3.25%, 4.59% (A), 08/15/2024	158,461	158,684
Eldorado Resorts LLC Term Loan B, 3-month LIBOR + 2.25%, 3.50% (A), 04/17/2024	210,729	210,992
Golden Nugget, Inc. Term Loan, 1-Month LIBOR + 3.25%, 4.53% (A), 10/04/2023	318,304	321,239
Mohegan Tribal Gaming Authority Term Loan B, 1-Month LIBOR + 4.00%, 5.24% (A), 10/13/2023	298,496	301,419
Scientific Games International, Inc. Term Loan B4, 2-Month LIBOR + 3.25%, 4.52% (A), 08/14/2024	65,476	66,192
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (A), 06/08/2023	235,313	235,934

		2,137,900

Household Durables - 0.3%
LTI Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 5.99% (A), 05/16/2024	358,813	358,215
Serta Simmons Bedding LLC 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.83% (A), 11/08/2023	298,496	294,043

	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Durables (continued)
TriMark USA LLC 1st Lien Term Loan,
3-Month LIBOR + 3.50%,
4.88% (A), 09/26/2024	$ 80,850	$ 81,659
Delayed Draw Term Loan,
TBD , 09/26/2024 (G) (I)	3,609	3,645

		737,562

Household Products - 0.0% (H)
Diamond BV Term Loan, 3-Month LIBOR + 3.00%, 4.32% (A), 09/06/2024	78,241	78,350

Independent Power & Renewable Electricity Producers - 0.3%
Dynegy, Inc. Term Loan C, 1-Month LIBOR + 3.25%, 4.49% (A), 02/07/2024	408,407	410,528
Talen Energy Supply LLC Term Loan B2, 1-Month LIBOR + 4.00%, 5.24% (A), 04/15/2024	381,319	379,651

		790,179

Industrial Conglomerates - 0.2%
Opal Acquisition, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.33% (A), 11/27/2020	447,607	430,403

Insurance - 0.4%
Alliant Holdings I, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 4.49% (A), 08/12/2022	206,914	208,166
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 5.08% (A), 12/10/2019	248,006	243,356
Hub International, Ltd. Term Loan B, 3-Month LIBOR + 3.00%, 4.31% (A), 10/02/2020	201,593	203,142
NFP Corp. Term Loan B, 1-Month LIBOR + 3.50%, 4.74% (A), 01/08/2024	35,939	36,221
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.99% (A), 03/01/2021	397,938	399,573

		1,090,458

IT Services - 0.5%
Allied Universal Holdco LLC Term Loan, 3-Month LIBOR + 3.75%, 5.08% (A), 07/28/2022	398,987	397,349

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)
First Data Corp. Term Loan, 1-Month LIBOR + 2.50%, 3.74% (A), 04/26/2024	$ 519,394	$ 521,852
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.00%, 4.24% (A), 05/01/2024	339,024	339,801
Vantiv LLC Term Loan B4, 1-Month LIBOR + 2.00%, 3.24% (A), 08/07/2024	41,071	41,259

		1,300,261

Leisure Products - 0.0% (H)
Recess Holdings, Inc. 1st Lien Term Loan, 6-Month LIBOR + 3.75%, 5.25% (A), 09/29/2024	34,717	34,826

Life Sciences Tools & Services - 0.1%
Albany Molecular Research, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.58% (A), 08/30/2024	38,603	38,832
Avantor, Inc. 1st Lien Term Loan, TBD , 09/07/2024 (G) (I)	103,226	103,436
INC Research LLC Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (A), 08/01/2024	120,129	120,730
Parexel International Corp. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (A), 09/27/2024	30,117	30,403

		293,401

Machinery - 0.5%
Dynacast International LLC Term Loan B, 3-Month LIBOR + 3.25%, 4.58% (A), 01/28/2022	348,214	351,696
Engineered Machinery Holdings, Inc. 1st Lien Delayed Draw Term Loan,
3-Month LIBOR + 3.25%,
4.28% (A), 07/19/2024	5,479	5,479
1st Lien Term Loan,
3-Month LIBOR + 3.25%,
4.56% (A), 07/19/2024	54,788	54,788
Gardner Denver, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 4.08% (A), 07/30/2024	381,347	382,556
Hayward Industries, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 4.74% (A), 08/05/2024	23,986	24,186

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
MW Industries, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.33% (A), 09/27/2024	$ 62,893	$ 63,208
Rexnord LLC Term Loan B, 1-Month LIBOR + 2.75%, 4.09% (A), 08/21/2023	298,496	300,149
Tecomet, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 5.06% (A), 05/02/2024	209,356	209,617

		1,391,679

Media - 1.5%
Cable One, Inc. Term Loan B, 3-Month LIBOR + 2.25%, 3.57% (A), 05/01/2024	18,856	18,927
CSC Holdings LLC 1st Lien Term Loan, 1-Month LIBOR + 2.25%, 3.49% (A), 07/17/2025	484,724	483,163
Delta 2 SARL Term Loan B3, 1-Month LIBOR + 3.00%, 4.24% (A), 02/01/2024	370,156	372,238
ION Media Networks, Inc. Term Loan B3, 1-Month LIBOR + 3.00%, 4.25% (A), 12/18/2020	232,558	233,576
McGraw-Hill Global Education Holdings LLC Term Loan B, 1-Month LIBOR + 4.00%, 5.24% (A), 05/04/2022	223,867	222,374
Numericable Group SA Term Loan B11,
3-Month LIBOR + 2.75%,
4.13% (A), 07/31/2025	313,171	312,584
Term Loan B12,
TBD , 01/05/2026 (G) (I)	128,064	128,144
Rentpath, Inc. Term Loan, 1-Month LIBOR + 4.75%, 6.00% (A), 12/17/2021	372,447	373,379
Sesac Holdco II LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 4.49% (A), 02/23/2024	497,500	496,256
Telenet Financing LLC Term Loan AI, 1-Month LIBOR + 2.75%, 3.99% (A), 06/30/2025	417,970	419,479
Unitymedia Finance LLC Term Loan B, 1-Month LIBOR + 2.25%, 3.49% (A), 09/30/2025	64,378	64,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Univision Communications, Inc. Term Loan C5, 1-Month LIBOR + 2.75%, 3.99% (A), 03/15/2024	$ 223,218	$ 222,026
UPC Financing Partnership Term Loan AR, TBD , 01/15/2026 (G) (I)	181,924	182,470
Ziggo Secured Finance Partnership Term Loan E, 1-Month LIBOR + 2.50%, 3.74% (A), 04/15/2025	450,000	450,937

		3,979,877

Oil, Gas & Consumable Fuels - 0.5%
Energy Transfer Equity, LP Term Loan B, 1-Month LIBOR + 2.00%, 3.24% (A), 02/02/2024	256,262	255,781
MEG Energy Corp. Term Loan B, 3-Month LIBOR + 3.50%, 4.83% (A), 12/31/2023	497,500	498,921
Southcross Energy Partners, LP 1st Lien Term Loan, 3-Month LIBOR + 4.25%, 5.58% (A), 08/04/2021	148,534	128,482
TEX Operations Co. LLC
Term Loan B,
3-Month LIBOR + 2.75%,
4.01% (A), 08/04/2023	242,454	243,103
Term Loan C,
3-Month LIBOR + 2.75%,
4.08% (A), 08/04/2023	55,714	55,864
Traverse Midstream Partners LLC Term Loan, 3-Month LIBOR + 4.00%, 5.33% (A), 09/27/2024	65,359	66,323

		1,248,474

Personal Products - 0.1%
Atrium Innovations, Inc. Term Loan, 3-Month LIBOR + 3.50%, 4.83% (A), 02/13/2021	371,796	372,416

Pharmaceuticals - 0.4%
Alphabet Holding Co., Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.83% (A), 09/26/2024	81,159	79,257
Alvogen Pharma US, Inc. Term Loan, 1-Month LIBOR + 5.00%, 6.24% (A), 04/02/2022	350,400	347,006
Endo Luxembourg Finance Co. I SARL Term Loan B, 1-Month LIBOR + 4.25%, 5.50% (A), 04/29/2024	195,736	198,134

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 1-Month LIBOR + 4.75%, 5.99% (A), 04/01/2022	$ 324,869	$ 331,058

		955,455

Professional Services - 0.4%
Cast and Crew Payroll LLC 1st Lien Term Loan B, 3-Month LIBOR + 3.00%, 4.33% (A), 09/26/2024	157,490	158,474
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 5.74% (A), 05/09/2024	437,193	438,923
IBC Capital, Ltd. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 5.07% (A), 09/09/2021	394,345	394,345

		991,742

Real Estate Management & Development - 0.1%
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (A), 04/18/2024	247,675	248,604

Road & Rail - 0.1%
Fly Funding II SARL Term Loan B, 3-Month LIBOR + 2.25%, 3.56% (A), 02/09/2023	292,500	293,475

Semiconductors & Semiconductor Equipment - 0.2%
Bright Bidco BV Term Loan B, 3-Month LIBOR + 4.50%, 5.82% (A), 06/30/2024	79,303	80,146
MaxLinear, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.74% (A), 05/12/2024	372,235	373,630

		453,776

Software - 1.3%
Almonde, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.82% (A), 06/13/2024	69,051	68,783
Applied Systems, Inc. 1st Lien Term Loan,
3-Month LIBOR + 3.25%,
4.57% (A), 09/19/2024	30,191	30,543
2nd Lien Term Loan,
3-Month LIBOR + 7.00%,
8.32% (A), 09/19/2025	14,232	14,635
BMC Software Finance, Inc. Term Loan, 1-Month LIBOR + 4.00%, 5.24% (A), 09/10/2022	247,684	249,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Cengage Learning Acquisitions, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 5.49% (A), 06/07/2023	$ 221,315	$ 205,863
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 4.25% (A), 04/27/2024	337,655	338,378
Epicor Software Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 5.00% (A), 06/01/2022	500,000	501,875
Houghton Mifflin Harcourt Publishing Co. Term Loan B, 1-Month LIBOR + 3.00%, 4.24% (A), 05/31/2021	347,588	331,222
Infor, Inc. Term Loan B6, 3-Month LIBOR + 2.75%, 4.08% (A), 02/01/2022	472,625	473,289
Informatica Corp. Term Loan, 3-Month LIBOR + 3.50%, 4.83% (A), 08/05/2022	297,711	298,190
MA Finance Co. LLC Term Loan B3, 1-Month LIBOR + 2.75%, 3.99% (A), 06/21/2024	11,357	11,357
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.75%, 3.99% (A), 06/21/2024	76,694	76,694
Sophia, LP Term Loan B, 3-Month LIBOR + 3.25%, 4.58% (A), 09/30/2022	524,244	523,308
VF Holding Corp. Term Loan, 1-Month LIBOR + 3.25%, 4.49% (A), 06/30/2023	348,241	350,079

		3,473,346

Specialty Retail - 0.2%
Michaels Stores, Inc. Term Loan B1, 1-Month LIBOR + 2.75%, 3.99% (A), 01/30/2023	521,205	521,042
Staples, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.31% (A), 09/12/2024	147,493	138,878

		659,920

Technology Hardware, Storage & Peripherals - 0.2%
Diebold, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 4.00% (A), 11/06/2023	447,750	448,123

	Principal	Value
LOAN ASSIGNMENTS (continued)
Trading Companies & Distributors - 0.3%
BakerCorp International, Inc. Term Loan, 3-Month LIBOR + 3.00%, 4.38% (A), 02/07/2020	$ 297,931	$ 291,601
Beacon Roofing Supply, Inc. Term Loan B, TBD , 08/23/2024 (G) (I)	32,915	33,107
HD Supply Waterworks, Ltd. Term Loan B, 3-Month LIBOR + 2.75%, 4.46% (A), 08/01/2024	18,305	18,443
Univar, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.99% (A), 07/01/2022	397,995	399,425

		742,576

Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc. 1st Lien Term Loan B, 1-Month LIBOR + 2.50%, 3.75% (A), 02/02/2024	298,500	299,300

Total Loan Assignments (Cost $39,604,435)		39,540,537

U.S. GOVERNMENT OBLIGATIONS - 10.6%
U.S. Treasury - 1.3%
U.S. Treasury Note 0.75%, 01/31/2018	1,000	999
1.38%, 07/31/2019	750,000	747,392
2.13%, 02/29/2024	500,000	498,535
2.25%, 02/15/2027	2,300,000	2,277,809

		3,524,735

U.S. Treasury Inflation-Protected Securities - 9.3%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046	1,243,308	1,263,957
1.75%, 01/15/2028	585,920	654,887
2.50%, 01/15/2029	2,592,178	3,122,428
3.88%, 04/15/2029	2,464,011	3,341,330
U.S. Treasury Inflation-Indexed Note 0.13%, 04/15/2018 - 07/15/2026	11,309,602	11,255,799
0.25%, 01/15/2025	1,554,720	1,537,417
0.38%, 07/15/2025 - 07/15/2027	919,059	912,295
0.63%, 01/15/2024 - 01/15/2026	2,756,887	2,797,559

		24,885,672

Total U.S. Government Obligations (Cost $28,597,174)		28,410,407

	Shares	Value
COMMON STOCK - 0.0% (H)
Machinery - 0.0% (H)
Ameriforge Group, Inc.	2,679	88,407

Total Common Stock (Cost $91,086)		88,407

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.1%
U.S. Treasury Bill 0.95% (J), 12/14/2017 (K)	$ 600,000	$ 599,306
0.97% (J), 12/07/2017 (K)	65,000	64,936
1.05% (J), 12/28/2017	13,000,000	12,978,593

Total Short-Term U.S. Government Obligations (Cost $13,642,923)		13,642,835

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (J)	2,284,723	2,284,723

Total Securities Lending Collateral (Cost $2,284,723)		2,284,723

Principal	Value
REPURCHASE AGREEMENT - 2.6%

Fixed Income Clearing Corp., 0.12% (J), dated 10/31/2017, to be repurchased at $7,120,176 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.63%, due 08/15/2020, and with a value of $7,267,225.

$ 7,120,152	$ 7,120,152

Total Repurchase Agreement (Cost $7,120,152)	7,120,152

Total Investments (Cost $271,059,064)	273,556,809
Net Other Assets (Liabilities) - (1.7)%	(4,549,040)

Net Assets - 100.0%	$ 269,007,769

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(45,200,000)	12/19/2017	$(57,092,457)	$(56,471,750)	$620,707	$—

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$78,310,131	$—	$78,310,131
Corporate Debt Securities	—	82,234,730	—	82,234,730
Foreign Government Obligations	—	21,924,887	—	21,924,887
Loan Assignments	—	39,540,537	—	39,540,537
U.S. Government Obligations	—	28,410,407	—	28,410,407
Common Stock	88,407	—	—	88,407
Short-Term U.S. Government Obligations	—	13,642,835	—	13,642,835
Securities Lending Collateral	2,284,723	—	—	2,284,723
Repurchase Agreement	—	7,120,152	—	7,120,152

Total Investments	$2,373,130	$271,183,679	$—	$273,556,809

Other Financial Instruments
Futures Contracts (M)	$620,707	$—	$—	$620,707

Total Other Financial Instruments	$620,707	$—	$—	$620,707

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $58,390,029, representing 21.7% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $1,000,000, representing 0.4% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,236,029. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	All or a portion of the security represents unsettled loan commitments at October 31, 2017 where the rate will be determined at time of settlement.
(J)	Rates disclosed reflect the yields at October 31, 2017.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $664,244.
(L)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

IDR	Indonesian Rupiah
PEN	Peruvian Sol
UYU	Uruguayan Peso

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose for the twelfth consecutive month, as measured by the S&P 500®, for the year ending October 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Following the November election, the reflation trading theme dominated the narrative, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record-highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (“Fed”) hiked policy interest rates by 25 basis points in June, the latest of three hikes during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable.

On legislative policy, both the White House and Congress began to focus on taxes. The initial blueprint, while lacking in detail, appeared to provide stimulus to both consumers and corporations. President Trump and Congress would like to achieve tax cuts for the middle class while at the same time providing incentives for increased investment. We believe the magnitude of the stimulus from these initiatives is likely going to depend on the appetite for lawmakers to absorb the increases to the deficit.

We believe the market will remain focused on changes to the Fed’s bond buying program and its impact on interest rates. We would not be surprised by a pick-up in volatility from very low levels with the increased supply of bonds. With tight labor markets we continue to expect the Fed to remain on the slow path to interest rate normalization.

Returns varied by market cap, as small-cap stocks, as measured by the Russell 2000® Index, outperformed mid- and large-cap stocks, as measured by the S&P MidCap 400 and the S&P 500®.

PERFORMANCE

For the year ended October 31, 2017, Transamerica US Growth Class A returned 25.76%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.71%.

STRATEGY REVIEW

The Fund’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark relative outperformance largely via stock selection.

During the period, stock selection within the health care, industrials, and financials sectors detracted from relative performance. This was partially offset by favorable stock selection within the consumer staples, information technology, and consumer discretionary sectors. Sector allocation, a result of the bottom-up stock selection process, modestly contributed to relative performance. The Fund’s overweight allocation to financials and information technology, along with an underweight exposure to telecommunications services and real estate sectors, contributed to relative performance. The Fund’s overweight allocation to the weaker performing consumer staples sector detracted during the period.

The Fund’s largest relative detractors during the period included Allergan PLC, a pharmaceutical company; Advance Auto Parts, Inc., an auto parts distributor; and Walgreens Boots Alliance, Inc., a global pharmacy-led health and wellbeing enterprise. We eliminated our positions in Advance Auto Parts, Inc. and Walgreens Boots Alliance, Inc. during the period.

The Fund’s largest relative contributors during the period included Adobe Systems, Inc., a computer software company; Hilton Worldwide Holdings, Inc., an international chain of service hotels and resorts; and PayPal Holdings, Inc., an electronic payment company. Not holding PepsiCo, Inc., General Electric Co., Walt Disney Co., and Celgene Corp. also aided relative performance.

Mammen Chally, CFA

David Siegle, CFA

Douglas McLane, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	18.86%	13.70%	11.28%		11/13/2009
Class A (NAV)	25.76%	15.00%	12.07%		11/13/2009
Russell 1000® Growth Index (A)	29.71%	16.83%	15.12%
Class B (POP)	19.55%	13.83%	11.16%		11/13/2009
Class B (NAV)	24.55%	13.95%	11.16%		11/13/2009
Class C (POP)	23.84%	14.10%	11.24%		11/13/2009
Class C (NAV)	24.84%	14.10%	11.24%		11/13/2009
Class I (NAV)	26.21%	15.40%	12.88%		11/30/2009
Class I2 (NAV)	26.29%	15.54%	12.71%		11/13/2009
Class T (POP)	15.51%	13.41%	11.61%		02/10/2012
Class T (NAV)	26.24%	15.45%	13.36%		02/10/2012
Class T1 (POP)	N/A	N/A	10.24	%(B)	03/17/2017
Class T1 (NAV)	N/A	N/A	13.06	%(B)	03/17/2017
Advisor Class (NAV)	N/A	N/A	22.92	%(B)	12/16/2016

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 8.5% for T shares and 2.5% for T1 shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and Advisor Class shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 2.7%
Boeing Co.	81,565	$ 21,042,139
General Dynamics Corp.	38,657	7,846,598

		28,888,737

Banks - 1.4%
M&T Bank Corp.	41,846	6,978,658
SVB Financial Group (A)	34,876	7,647,609

		14,626,267

Beverages - 1.4%
Monster Beverage Corp. (A)	253,521	14,686,471

Biotechnology - 2.7%
Biogen, Inc. (A)	28,175	8,781,020
Incyte Corp. (A)	58,900	6,670,425
Regeneron Pharmaceuticals, Inc. (A)	19,510	7,855,116
TESARO, Inc. (A)	52,319	6,056,971

		29,363,532

Building Products - 0.7%
Fortune Brands Home & Security, Inc.	122,373	8,083,960

Capital Markets - 1.7%
BlackRock, Inc.	17,827	8,393,486
Intercontinental Exchange, Inc.	153,400	10,139,740

		18,533,226

Chemicals - 1.9%
PPG Industries, Inc.	123,623	14,369,938
Sherwin-Williams Co.	16,927	6,688,704

		21,058,642

Consumer Finance - 1.0%
Capital One Financial Corp.	115,539	10,650,385

Containers & Packaging - 0.9%
Crown Holdings, Inc. (A)	169,595	10,204,531

Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	276,900	13,255,203

Electrical Equipment - 1.7%
AMETEK, Inc.	150,061	10,127,617
Eaton Corp. PLC	99,006	7,922,460

		18,050,077

Electronic Equipment, Instruments & Components - 0.4%
CDW Corp.	57,424	4,019,680

Energy Equipment & Services - 0.4%
Baker Hughes a GE Co.	143,207	4,500,996

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	98,773	15,910,355

Health Care Equipment & Supplies - 3.3%
Baxter International, Inc.	156,301	10,076,726
Boston Scientific Corp. (A)	287,824	8,099,367
Hologic, Inc. (A)	181,512	6,870,229
Medtronic PLC	124,866	10,054,210

		35,100,532

Health Care Providers & Services - 3.5%
Aetna, Inc.	70,320	11,956,510
UnitedHealth Group, Inc.	120,741	25,382,173

		37,338,683

Hotels, Restaurants & Leisure - 2.5%
Hilton Worldwide Holdings, Inc.	152,591	11,029,278

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	281,717	$ 15,449,360

		26,478,638

Household Durables - 1.0%
Mohawk Industries, Inc. (A)	41,301	10,810,950

Household Products - 1.0%
Colgate-Palmolive Co.	155,322	10,942,435

Insurance - 1.0%
Allstate Corp.	112,156	10,526,962

Internet & Direct Marketing Retail - 7.6%
Amazon.com, Inc. (A)	37,791	41,769,636
Netflix, Inc. (A)	71,667	14,077,549
Priceline Group, Inc. (A)	10,589	20,245,744
Wayfair, Inc., Class A (A)	84,974	5,939,683

		82,032,612

Internet Software & Services - 13.3%
Alphabet, Inc., Class A (A)	45,008	46,495,064
Alphabet, Inc., Class C (A)	21,914	22,278,649
eBay, Inc. (A)	238,387	8,972,887
Facebook, Inc., Class A (A)	280,674	50,538,160
GoDaddy, Inc., Class A (A)	315,383	14,728,386

		143,013,146

IT Services - 5.1%
Global Payments, Inc.	125,339	13,028,989
Mastercard, Inc., Class A	222,901	33,160,982
PayPal Holdings, Inc. (A)	116,701	8,467,824

		54,657,795

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	83,825	16,247,800

Machinery - 3.5%
Illinois Tool Works, Inc.	63,372	9,918,986
Middleby Corp. (A)	65,909	7,638,853
Nordson Corp.	74,515	9,440,305
Snap-on, Inc.	65,203	10,287,729

		37,285,873

Media - 2.2%
Comcast Corp., Class A	674,424	24,299,497

Multiline Retail - 1.2%
Dollar Tree, Inc. (A)	137,676	12,562,935

Personal Products - 1.3%
Estee Lauder Cos., Inc., Class A	127,172	14,219,101

Pharmaceuticals - 2.3%
Allergan PLC	65,721	11,647,733
Bristol-Myers Squibb Co.	209,488	12,917,030

		24,564,763

Professional Services - 1.1%
Equifax, Inc.	49,756	5,400,019
IHS Markit, Ltd. (A)	164,025	6,989,105

		12,389,124

Road & Rail - 0.7%
JB Hunt Transport Services, Inc.	74,099	7,883,393

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom, Ltd.	5,733	$ 1,512,996
Lam Research Corp.	60,924	12,706,919
Micron Technology, Inc. (A)	187,732	8,318,405
NVIDIA Corp.	75,082	15,527,708
QUALCOMM, Inc.	120,633	6,153,489

		44,219,517

Software - 9.0%
Adobe Systems, Inc. (A)	99,310	17,395,140
Electronic Arts, Inc. (A)	100,615	12,033,554
Microsoft Corp.	358,018	29,779,937
salesforce.com, Inc. (A)	151,326	15,486,703
ServiceNow, Inc. (A)	83,178	10,511,204
Workday, Inc., Class A (A)	105,461	11,705,116

		96,911,654

Specialty Retail - 1.2%
TJX Cos., Inc.	193,318	13,493,596

Technology Hardware, Storage & Peripherals - 7.9%
Apple, Inc.	426,533	72,101,139
NetApp, Inc.	300,391	13,343,368

		85,444,507

Textiles, Apparel & Luxury Goods - 2.9%
NIKE, Inc., Class B	336,706	18,515,463

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
VF Corp.	185,158	$ 12,896,255

		31,411,718

Tobacco - 1.7%
Altria Group, Inc.	281,403	18,071,701

Total Common Stocks (Cost $721,312,103)		1,061,738,994

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 0.12% (B), dated 10/31/2017, to be repurchased at $16,862,990 on 11/01/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 12/31/2020, and with a value of $17,203,707.	$ 16,862,934	16,862,934

Total Repurchase Agreement (Cost $16,862,934)		16,862,934

Total Investments (Cost $738,175,037)		1,078,601,928
Net Other Assets (Liabilities) - (0.1)%		(543,957)

Net Assets - 100.0%		$ 1,078,057,971

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,061,738,994	$—	$—	$1,061,738,994
Repurchase Agreement	—	16,862,934	—	16,862,934

Total Investments	$1,061,738,994	$16,862,934	$—	$1,078,601,928

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until October 31, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Balanced II
Class I3	$1,000.00	$1,017.00	$0.64(D	)	$1,022.70	$2.55	0.50%
Class R	1,000.00	1,052.80	5.69(B	)	1,019.70	5.60	1.10

Transamerica Bond
Class I2	1,000.00	1,032.10	3.64(B	)	1,021.60	3.62	0.71
Class R6	1,000.00	1,031.00	3.63(B	)	1,021.60	3.62	0.71

Transamerica Capital Growth
Class A	1,000.00	1,162.60	6.54(B	)	1,019.20	6.11	1.20
Class B	1,000.00	1,156.60	11.96(B	)	1,014.10	11.17	2.20
Class C	1,000.00	1,157.90	10.55(B	)	1,015.40	9.86	1.94
Class I	1,000.00	1,164.40	5.13(B	)	1,020.50	4.79	0.94
Class I2	1,000.00	1,164.60	4.47(B	)	1,021.10	4.18	0.82
Class T1	1,000.00	1,162.90	5.94(B	)	1,019.70	5.55	1.09
Advisor Class	1,000.00	1,163.60	5.62(B	)	1,020.00	5.24	1.03

Transamerica Concentrated Growth
Class A	1,000.00	1,090.60	6.32(B	)	1,019.20	6.11	1.20
Class C	1,000.00	1,087.00	9.63(B	)	1,016.00	9.30	1.83
Class I	1,000.00	1,092.80	4.43(B	)	1,021.00	4.28	0.84
Class I2	1,000.00	1,092.80	3.85(B	)	1,021.50	3.72	0.73
Class T1	1,000.00	1,091.90	5.27(B	)	1,020.20	5.09	1.00
Advisor Class	1,000.00	1,092.10	5.01(B	)	1,020.40	4.84	0.95

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Dividend Focused
Class A	$1,000.00	$1,065.00	$5.31(B	)	$1,020.10	$5.19	1.02%
Class C	1,000.00	1,059.60	9.60(B	)	1,016.10	9.50	1.85
Class I	1,000.00	1,065.00	4.37(B	)	1,021.00	4.28	0.84
Class I2	1,000.00	1,065.40	3.80(B	)	1,021.50	3.72	0.73
Class R6	1,000.00	1,066.40	3.85(B	)	1,021.50	3.77	0.74
Class T1	1,000.00	1,064.90	5.10(B	)	1,020.30	4.99	0.98
Advisor Class	1,000.00	1,065.10	4.79(B	)	1,020.60	4.69	0.92

Transamerica Dynamic Allocation
Class A	1,000.00	1,056.60	5.70(B	)	1,019.70	5.60	1.10	(E)
Class C	1,000.00	1,051.70	9.57(B	)	1,015.90	9.40	1.85	(E)
Class I	1,000.00	1,057.70	4.41(B	)	1,020.90	4.33	0.85	(E)
Class T1	1,000.00	1,056.60	5.70(B	)	1,019.70	5.60	1.10	(E)

Transamerica Dynamic Income
Class A	1,000.00	1,013.10	4.47(B	)	1,020.80	4.48	0.88	(E)
Class C	1,000.00	1,008.20	8.30(B	)	1,017.10	8.43	1.64	(E)
Class I	1,000.00	1,014.40	3.30(B	)	1,021.90	3.31	0.65	(E)
Class T1	1,000.00	1,013.60	4.06(B	)	1,021.20	4.08	0.80	(E)
Advisor Class	1,000.00	1,014.30	3.40(B	)	1,021.80	3.41	0.67	(E)

Transamerica Emerging Markets Debt
Class A	1,000.00	1,043.30	5.67(B	)	1,019.70	5.60	1.10
Class C	1,000.00	1,039.70	9.56(B	)	1,015.80	9.45	1.86
Class I	1,000.00	1,044.70	4.17(B	)	1,021.10	4.13	0.81
Class I2	1,000.00	1,045.20	3.71(B	)	1,021.60	3.67	0.72
Class R6	1,000.00	1,045.20	3.71(B	)	1,021.60	3.67	0.72
Class T1	1,000.00	1,043.70	4.95(B	)	1,020.40	4.89	0.96
Advisor Class	1,000.00	1,043.40	4.69(B	)	1,020.60	4.63	0.91

Transamerica Emerging Markets Equity
Class A	1,000.00	1,143.50	8.32(B	)	1,017.40	7.83	1.54
Class C	1,000.00	1,140.30	11.87(B	)	1,014.10	11.17	2.20
Class I	1,000.00	1,146.00	6.76(B	)	1,018.90	6.36	1.25
Class I2	1,000.00	1,145.80	5.90(B	)	1,019.70	5.55	1.09
Class T1	1,000.00	1,145.50	7.52(B	)	1,018.20	7.07	1.39
Advisor Class	1,000.00	1,145.20	6.98(B	)	1,018.70	6.56	1.29

Transamerica Event Driven
Class I	1,000.00	1,029.50	7.06(B	)	1,018.20	7.02	1.38
Class I2	1,000.00	1,028.90	7.06(B	)	1,018.20	7.02	1.38
Advisor Class	1,000.00	1,029.50	7.11(B	)	1,018.20	7.07	1.39

Transamerica Flexible Income
Class A	1,000.00	1,024.20	5.05(B	)	1,020.20	5.04	0.99
Class B	1,000.00	1,018.60	9.41(B	)	1,015.90	9.40	1.85
Class C	1,000.00	1,019.70	8.40(B	)	1,016.90	8.39	1.65
Class I	1,000.00	1,025.80	3.42(B	)	1,021.80	3.41	0.67
Class I2	1,000.00	1,026.40	2.86(B	)	1,022.40	2.85	0.56
Class R6	1,000.00	1,026.40	2.86(B	)	1,022.40	2.85	0.56
Class T1	1,000.00	1,025.00	4.13(B	)	1,021.10	4.13	0.81
Advisor Class	1,000.00	1,025.30	3.88(B	)	1,021.40	3.87	0.76

Transamerica Floating Rate
Class A	1,000.00	1,017.20	5.34(B	)	1,019.90	5.35	1.05	(E)
Class C	1,000.00	1,012.40	9.13(B	)	1,016.10	9.15	1.80	(E)
Class I	1,000.00	1,018.50	4.07(B	)	1,021.20	4.08	0.80	(E)
Class I2	1,000.00	1,018.70	3.87(B	)	1,021.40	3.87	0.76	(E)
Class T1	1,000.00	1,017.50	5.09(B	)	1,020.20	5.09	1.00	(E)

Transamerica Global Equity
Class A	1,000.00	1,105.00	7.16(B	)	1,018.40	6.87	1.35
Class B	1,000.00	1,100.70	11.12(B	)	1,014.60	10.66	2.10
Class C	1,000.00	1,100.30	11.12(B	)	1,014.60	10.66	2.10
Class I	1,000.00	1,106.30	5.84(B	)	1,019.70	5.60	1.10
Class R6	1,000.00	1,106.30	5.36(B	)	1,020.10	5.14	1.01
Class T1	1,000.00	1,105.00	6.79(B	)	1,018.80	6.51	1.28
Advisor Class	1,000.00	1,105.90	5.84(B	)	1,019.70	5.60	1.10

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Government Money Market
Class A	$1,000.00	$1,000.00	$5.09(B	)	$1,020.10	$5.14	1.01%
Class B	1,000.00	1,000.00	5.09(B	)	1,020.10	5.14	1.01
Class C	1,000.00	1,000.00	5.14(B	)	1,020.10	5.19	1.02
Class I	1,000.00	1,000.00	5.14(B	)	1,020.10	5.19	1.02
Class I2	1,000.00	1,000.00	5.14(B	)	1,020.10	5.19	1.02
Class I3	1,000.00	1,003.40	1.36(F	)	1,023.70	1.53	0.30
Class R2	1,000.00	1,000.20	0.39(G	)	1,021.20	4.08	0.80
Class R4	1,000.00	1,000.30	0.25(G	)	1,022.70	2.55	0.50

Transamerica Growth
Class I2	1,000.00	1,165.80	4.80(B	)	1,020.80	4.48	0.88
Class R6	1,000.00	1,165.00	4.80(B	)	1,020.80	4.48	0.88

Transamerica High Quality Bond
Class I3	1,000.00	1,005.10	2.02(B	)	1,023.20	2.04	0.40
Class R	1,000.00	1,004.20	4.90(B	)	1,020.30	4.94	0.97
Class R4	1,000.00	1,004.00	3.28(B	)	1,021.90	3.31	0.65

Transamerica High Yield Bond
Class A	1,000.00	1,032.20	5.38(B	)	1,019.90	5.35	1.05
Class B	1,000.00	1,028.10	9.46(B	)	1,015.90	9.40	1.85
Class C	1,000.00	1,028.70	8.85(B	)	1,016.50	8.79	1.73
Class I	1,000.00	1,033.80	3.74(B	)	1,021.50	3.72	0.73
Class I2	1,000.00	1,034.40	3.23(B	)	1,022.00	3.21	0.63
Class I3	1,000.00	1,034.50	3.08(B	)	1,022.20	3.06	0.60
Class R	1,000.00	1,031.90	5.63(B	)	1,019.70	5.60	1.10
Class R4	1,000.00	1,033.20	4.36(B	)	1,020.90	4.33	0.85
Class R6	1,000.00	1,033.30	3.23(B	)	1,022.00	3.21	0.63
Class T1	1,000.00	1,033.20	4.51(B	)	1,020.80	4.48	0.88
Advisor Class	1,000.00	1,033.30	4.25(B	)	1,021.00	4.23	0.83

Transamerica High Yield Muni
Class A	1,000.00	1,041.50	4.68(B	)	1,020.60	4.63	0.91
Class C	1,000.00	1,038.40	7.76(B	)	1,017.60	7.68	1.51
Class I	1,000.00	1,041.40	3.91(B	)	1,021.40	3.87	0.76
Class I2	1,000.00	1,042.30	3.81(B	)	1,021.50	3.77	0.74
Class T1	1,000.00	1,041.30	4.99(B	)	1,020.30	4.94	0.97

Transamerica Inflation Opportunities
Class A	1,000.00	1,006.40	5.06(B	)	1,020.20	5.09	1.00
Class C	1,000.00	1,003.30	8.84(B	)	1,016.40	8.89	1.75
Class I	1,000.00	1,008.40	3.80(B	)	1,021.40	3.82	0.75
Class I2	1,000.00	1,008.60	3.44(B	)	1,021.80	3.47	0.68
Class R6	1,000.00	1,008.60	3.39(B	)	1,021.80	3.41	0.67
Class T1	1,000.00	1,007.60	4.81(B	)	1,020.40	4.84	0.95

Transamerica Inflation-Protected Securities
Class I3	1,000.00	1,000.60	2.02(B	)	1,023.20	2.04	0.40
Class R	1,000.00	997.00	5.03(B	)	1,020.20	5.09	1.00
Class R4	1,000.00	999.40	3.28(B	)	1,021.90	3.31	0.65

Transamerica Intermediate Bond
Class I2	1,000.00	1,019.10	2.19(B	)	1,023.00	2.19	0.43
Class I3	1,000.00	1,019.10	2.04(B	)	1,023.20	2.04	0.40
Class R	1,000.00	1,016.00	4.67(B	)	1,020.60	4.69	0.92
Class R4	1,000.00	1,017.80	3.31(B	)	1,021.90	3.31	0.65

Transamerica Intermediate Muni
Class A	1,000.00	1,023.10	3.52(B	)	1,021.70	3.52	0.69
Class C	1,000.00	1,020.90	6.62(B	)	1,018.70	6.61	1.30
Class I	1,000.00	1,024.50	3.01(B	)	1,022.20	3.01	0.59
Class I2	1,000.00	1,025.00	2.50(B	)	1,022.70	2.50	0.49
Class T1	1,000.00	1,023.80	3.72(B	)	1,021.50	3.72	0.73
Advisor Class	1,000.00	1,023.10	3.47(B	)	1,021.80	3.47	0.68

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica International Equity
Class A	$1,000.00	$1,079.50	$6.18(B	)	$1,019.30	$6.01	1.18%
Class C	1,000.00	1,075.40	10.15(B	)	1,015.40	9.86	1.94
Class I	1,000.00	1,081.30	4.72(B	)	1,020.70	4.58	0.90
Class I2	1,000.00	1,081.80	4.20(B	)	1,021.20	4.08	0.80
Class I3	1,000.00	1,081.80	4.15(B	)	1,021.20	4.02	0.79
Class R	1,000.00	1,079.00	6.81(B	)	1,018.70	6.61	1.30
Class R4	1,000.00	1,080.20	5.51(B	)	1,019.90	5.35	1.05
Class R6	1,000.00	1,081.60	4.20(B	)	1,021.20	4.08	0.80
Class T1	1,000.00	1,080.60	5.40(B	)	1,020.00	5.24	1.03
Advisor Class	1,000.00	1,080.60	5.19(B	)	1,020.20	5.04	0.99

Transamerica International Small Cap Value
Class I	1,000.00	1,107.80	5.90(B	)	1,019.60	5.65	1.11
Class I2	1,000.00	1,108.40	5.37(B	)	1,020.10	5.14	1.01

Transamerica Large Cap Value
Class A	1,000.00	1,055.20	5.65(B	)	1,019.70	5.55	1.09
Class C	1,000.00	1,051.00	9.36(B	)	1,016.10	9.20	1.81
Class I	1,000.00	1,056.40	4.09(B	)	1,021.20	4.02	0.79
Class I2	1,000.00	1,056.90	3.63(B	)	1,021.70	3.57	0.70
Class R6	1,000.00	1,056.90	3.58(B	)	1,021.70	3.52	0.69
Class T1	1,000.00	1,055.00	4.77(B	)	1,020.60	4.69	0.92
Advisor Class	1,000.00	1,056.30	4.56(B	)	1,020.80	4.48	0.88

Transamerica Large Core
Class I3	1,000.00	1,111.30	3.41(B	)	1,022.00	3.26	0.64
Class R	1,000.00	1,107.60	6.06(B	)	1,019.50	5.80	1.14
Class R4	1,000.00	1,108.90	4.73(B	)	1,020.70	4.53	0.89

Transamerica Large Growth
Class I3	1,000.00	1,136.20	3.50(B	)	1,021.90	3.31	0.65
Class R	1,000.00	1,133.60	6.61(B	)	1,019.00	6.26	1.23
Class R4	1,000.00	1,134.60	4.84(B	)	1,020.70	4.58	0.90

Transamerica Large Value Opportunities
Class I3	1,000.00	1,079.40	2.50(H	)	1,022.70	2.50	0.49
Class R	1,000.00	1,076.90	5.04(H	)	1,020.20	5.04	0.99
Class R4	1,000.00	1,083.00	3.89(B	)	1,021.50	3.77	0.74

Transamerica Mid Cap Growth
Class A	1,000.00	1,067.20	6.77(B	)	1,018.70	6.61	1.30
Class C	1,000.00	1,062.50	10.66(B	)	1,014.90	10.41	2.05
Class I	1,000.00	1,068.90	5.06(B	)	1,020.30	4.94	0.97
Class I2	1,000.00	1,069.50	4.33(B	)	1,021.00	4.23	0.83
Class I3	1,000.00	1,069.50	3.91(B	)	1,021.40	3.82	0.75
Class R	1,000.00	1,065.80	7.03(B	)	1,018.40	6.87	1.35
Class R4	1,000.00	1,068.80	4.95(B	)	1,020.40	4.84	0.95
Class T1	1,000.00	1,067.90	5.73(B	)	1,019.70	5.60	1.10
Advisor Class	1,000.00	1,068.20	5.47(B	)	1,019.90	5.35	1.05

Transamerica Mid Cap Value Opportunities
Class A	1,000.00	991.60	5.57(B	)	1,019.60	5.65	1.11
Class C	1,000.00	988.20	9.52(B	)	1,015.60	9.65	1.90
Class I	1,000.00	993.30	4.32(B	)	1,020.90	4.38	0.86
Class I2	1,000.00	993.30	3.87(B	)	1,021.30	3.92	0.77
Class I3	1,000.00	994.20	3.52(B	)	1,021.70	3.57	0.70
Class R	1,000.00	991.70	6.28(B	)	1,018.90	6.36	1.25
Class R4	1,000.00	992.50	4.52(B	)	1,020.70	4.58	0.90
Class R6	1,000.00	993.40	3.82(B	)	1,021.40	3.87	0.76
Class T1	1,000.00	992.50	5.07(B	)	1,020.10	5.14	1.01
Advisor Class	1,000.00	992.60	4.77(B	)	1,020.40	4.84	0.95

Transamerica MLP & Energy Income
Class A	1,000.00	937.90	7.77(B	)	1,017.20	8.08	1.59
Class C	1,000.00	935.20	11.46(B	)	1,013.40	11.93	2.35
Class I	1,000.00	939.40	6.26(B	)	1,018.80	6.51	1.28
Class I2	1,000.00	941.10	5.77(B	)	1,019.30	6.01	1.18
Class T1	1,000.00	939.40	6.99(B	)	1,018.00	7.27	1.43
Advisor Class	1,000.00	938.70	6.60(B	)	1,018.40	6.87	1.35

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Multi-Cap Growth
Class A	$1,000.00	$1,064.70	$6.51(B	)	$1,018.90	$6.36	1.25%
Class B	1,000.00	1,062.30	10.40(B	)	1,015.10	10.16	2.00
Class C	1,000.00	1,061.30	10.39(B	)	1,015.10	10.16	2.00
Class I	1,000.00	1,066.80	4.79(B	)	1,020.60	4.69	0.92
Class I2	1,000.00	1,067.00	3.96(B	)	1,021.40	3.87	0.76
Class T1	1,000.00	1,064.70	5.31(B	)	1,020.10	5.19	1.02
Advisor Class	1,000.00	1,068.10	5.00(B	)	1,020.40	4.89	0.96

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,053.70	5.33(B	)	1,020.00	5.24	1.03
Class B	1,000.00	1,048.10	11.00(B	)	1,014.50	10.82	2.13
Class C	1,000.00	1,049.90	9.30(B	)	1,016.10	9.15	1.80
Class I	1,000.00	1,054.90	4.25(B	)	1,021.10	4.18	0.82
Class R6	1,000.00	1,055.50	3.68(B	)	1,021.60	3.62	0.71
Class T1	1,000.00	1,054.30	4.87(B	)	1,020.50	4.79	0.94
Advisor Class	1,000.00	1,054.30	4.71(B	)	1,020.60	4.63	0.91

Transamerica Short-Term Bond
Class A	1,000.00	1,010.70	4.26(B	)	1,021.00	4.28	0.84
Class C	1,000.00	1,006.80	8.14(B	)	1,017.10	8.19	1.61
Class I	1,000.00	1,011.70	3.25(B	)	1,022.00	3.26	0.64
Class I2	1,000.00	1,012.20	2.74(B	)	1,022.50	2.75	0.54
Class R6	1,000.00	1,011.20	2.74(B	)	1,022.50	2.75	0.54
Class T1	1,000.00	1,010.00	4.00(B	)	1,021.20	4.02	0.79
Advisor Class	1,000.00	1,011.30	3.75(B	)	1,021.50	3.77	0.74

Transamerica Small Cap Core
Class A	1,000.00	1,008.60	6.58(B	)	1,018.70	6.61	1.30
Class C	1,000.00	1,004.40	10.36(B	)	1,014.90	10.41	2.05
Class I	1,000.00	1,009.40	5.32(B	)	1,019.90	5.35	1.05
Class I2	1,000.00	1,010.30	4.51(B	)	1,020.70	4.53	0.89
Class I3	1,000.00	1,011.10	4.31(B	)	1,020.90	4.33	0.85
Class R	1,000.00	1,007.70	7.44(B	)	1,017.80	7.48	1.47
Class R4	1,000.00	1,009.40	5.57(B	)	1,019.70	5.60	1.10
Class T1	1,000.00	1,008.60	6.13(B	)	1,019.10	6.16	1.21
Advisor Class	1,000.00	1,009.40	5.32(B	)	1,019.90	5.35	1.05

Transamerica Small Cap Growth
Class A	1,000.00	1,071.50	7.31(B	)	1,018.10	7.12	1.40
Class C	1,000.00	1,067.20	11.20(B	)	1,014.40	10.92	2.15
Class I	1,000.00	1,071.00	6.00(B	)	1,019.40	5.85	1.15
Class I2	1,000.00	1,073.20	5.17(B	)	1,020.20	5.04	0.99
Class I3	1,000.00	1,074.70	4.71(B	)	1,020.70	4.58	0.90
Class R	1,000.00	1,070.30	8.09(B	)	1,017.40	7.88	1.55
Class R4	1,000.00	1,073.20	6.01(B	)	1,019.40	5.85	1.15
Class R6	1,000.00	1,073.20	5.23(B	)	1,020.20	5.09	1.00
Class T1	1,000.00	1,071.50	6.79(B	)	1,018.70	6.61	1.30
Advisor Class	1,000.00	1,072.50	6.01(B	)	1,019.40	5.85	1.15

Transamerica Small Cap Value
Class A	1,000.00	1,059.40	6.75(B	)	1,018.70	6.61	1.30
Class C	1,000.00	1,055.20	10.57(B	)	1,014.90	10.36	2.04
Class I	1,000.00	1,060.80	5.45(B	)	1,019.90	5.35	1.05
Class I2	1,000.00	1,060.80	4.83(B	)	1,020.50	4.74	0.93
Class I3	1,000.00	1,061.70	4.42(B	)	1,020.90	4.33	0.85
Class R	1,000.00	1,058.10	7.42(B	)	1,018.00	7.27	1.43
Class R4	1,000.00	1,058.10	5.71(B	)	1,019.70	5.60	1.10
Class R6	1,000.00	1,061.30	4.83(B	)	1,020.50	4.74	0.93
Class T1	1,000.00	1,059.40	6.13(B	)	1,019.30	6.01	1.18
Advisor Class	1,000.00	1,060.40	5.45(B	)	1,019.90	5.35	1.05

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,040.60	6.48(B	)	1,018.90	6.41	1.26
Class B	1,000.00	1,036.40	10.16(B	)	1,015.20	10.06	1.98
Class C	1,000.00	1,037.00	9.96(B	)	1,015.40	9.86	1.94
Class I	1,000.00	1,042.50	4.79(B	)	1,020.50	4.74	0.93
Class I2	1,000.00	1,042.80	4.27(B	)	1,021.00	4.23	0.83
Class R6	1,000.00	1,042.60	4.32(B	)	1,021.00	4.28	0.84
Class T1	1,000.00	1,041.70	5.56(B	)	1,019.80	5.50	1.08
Advisor Class	1,000.00	1,042.10	5.35(B	)	1,020.00	5.30	1.04

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Strategic High Income
Class A	$1,000.00	$1,051.60	$6.26(B	)	$1,019.10	$6.16	1.21%
Class C	1,000.00	1,047.70	9.96(B	)	1,015.50	9.80	1.93
Class I	1,000.00	1,053.30	5.02(B	)	1,020.30	4.94	0.97
Class I2	1,000.00	1,052.90	5.33(B	)	1,020.00	5.24	1.03
Class T1	1,000.00	1,052.90	5.48(B	)	1,019.90	5.40	1.06
Advisor Class	1,000.00	1,051.90	5.02(B	)	1,020.30	4.94	0.97

Transamerica Unconstrained Bond
Class I	1,000.00	1,017.90	4.68(B	)	1,020.60	4.69	0.92
Class I2	1,000.00	1,018.10	4.12(B	)	1,021.10	4.13	0.81
Advisor Class	1,000.00	1,017.50	4.78(B	)	1,020.50	4.79	0.94

Transamerica US Growth
Class A	1,000.00	1,105.50	6.21(B	)	1,019.30	5.95	1.17
Class B	1,000.00	1,100.10	11.49(B	)	1,014.30	11.02	2.17
Class C	1,000.00	1,101.50	10.38(B	)	1,015.30	9.96	1.96
Class I	1,000.00	1,107.60	4.62(B	)	1,020.80	4.43	0.87
Class I2	1,000.00	1,107.80	3.98(B	)	1,021.40	3.82	0.75
Class T	1,000.00	1,107.60	4.36(B	)	1,021.10	4.18	0.82
Class T1	1,000.00	1,106.50	5.20(B	)	1,020.30	4.99	0.98
Advisor Class	1,000.00	1,106.60	4.94(B	)	1,020.50	4.74	0.93

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Class commenced operations on September 15, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (46 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2017.

(E)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(F)	Class commenced operations on May 19, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (165 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2017.

(G)	Class commenced operations on October 13, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (18 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2017.

(H)	Class commenced operations on May 5, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (179 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2017.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2017

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused
Assets:
Investments, at value (A) (B)	$153,827,598	$211,387,965	$843,952,598	$227,715,183	$698,309,075
Repurchase agreements, at value (C)	—	6,755,806	40,599,978	2,279,534	573,200
Cash	1,537,812	78,972	—	—	—
Foreign currency, at value (D)	—	70,469	—	—	—
Receivables and other assets:
Shares of beneficial interest sold	36,948	6	1,819,974	111,518	31,937
Investments sold	566,429	1,094	2,643,754	485,694	—
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	146,784	—	—	—	—
Interest	376,864	1,851,168	135	8	2
Dividends	68,810	26,355	30,926	103,764	881,956
Tax reclaims	293	—	4,317	66,321	206,662
Net income from securities lending	—	5,727	10,223	457	—
Variation margin receivable on futures contracts	16,212	—	—	—	—
Total assets	156,577,750	220,177,562	889,061,905	230,762,479	700,002,832

Liabilities:
Cash collateral received at broker:
OTC Derivatives (H)	—	—	310,000	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	2,535	80,497	638,375	139,360	317,413
Investments purchased	744,669	31,683	3,921,283	—	187,673
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	8,280,830	755,000	—	—	—
Investment management fees	47,121	135,392	556,781	121,406	431,611
Distribution and service fees	40,082	—	122,615	1,115	27,204
Transfer agent fees	372	1,382	68,462	8,026	10,202
Trustees, CCO and deferred compensation fees	402	343	800	246	789
Audit and tax fees	37,829	26,487	21,808	23,142	22,114
Custody fees	24,938	7,280	14,812	4,956	12,166
Legal fees	2,675	1,878	6,127	2,108	6,780
Printing and shareholder reports fees	4,033	9,162	38,561	12,238	30,112
Registration fees	8,044	3,035	13,334	3,196	9,048
Other	44,279	5,477	4,467	2,502	5,949
Collateral for securities on loan	—	10,161,419	50,025,465	4,504,849	—
Total liabilities	9,237,809	11,219,035	55,742,890	4,823,144	1,061,061
Net assets	$147,339,941	$208,958,527	$833,319,015	$225,939,335	$698,941,771

Net assets consist of:
Paid-in capital	$144,643,881	$211,443,548	$403,443,283	$157,839,844	$490,997,200
Undistributed (distributions in excess of) net investment income (loss)	61,560	(1,263,623)	—	434,339	447,755
Accumulated net realized gain (loss)	397,306	2,641,325	183,865,213	12,111,341	44,849,537
Net unrealized appreciation (depreciation) on:
Investments	2,233,004	(3,850,674)	246,010,519	55,553,811	162,647,279
Futures contracts	4,190	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(12,049)	—	—	—
Net assets	$147,339,941	$208,958,527	$833,319,015	$225,939,335	$698,941,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth		Transamerica Concentrated Growth		Transamerica Dividend Focused
Net assets by class:
Class A	$—	$—	$223,299,488		$1,017,666		$94,083,134
Class B	—	—	1,693,663		—		—
Class C	—	—	84,851,999		1,033,344		7,079,709
Class I	—	—	292,451,812		33,076,777		17,285,791
Class I2	—	203,165,942	230,980,861		190,788,581		576,947,434
Class I3	56,169,348	—	—		—		—
Class R	91,170,593	—	—		—		—
Class R6	—	5,792,585	—		—		3,524,146
Class T1	—	—	12,311		11,056		10,545
Advisor Class	—	—	28,881		11,911		11,012
Shares outstanding (unlimited shares, no par value):
Class A	—	—	7,884,970		56,766		8,162,132
Class B	—	—	72,117		—		—
Class C	—	—	3,561,331		59,052		617,369
Class I	—	—	9,949,394		1,859,780		1,500,207
Class I2	—	21,325,036	13,382,423		10,593,636		50,036,419
Class I3	5,521,592	—	—		—		—
Class R	8,968,979	—	—		—		—
Class R6	—	607,736	—		—		305,783
Class T1	—	—	434		616		912
Advisor Class	—	—	983		665		949
Net asset value per share: (E)
Class A	$—	$—	$28.32		$17.93		$11.53
Class B	—	—	23.48		—		—
Class C	—	—	23.83		17.50		11.47
Class I	—	—	29.39		17.79		11.52
Class I2	—	9.53	17.26		18.01		11.53
Class I3	10.17	—	—		—		—
Class R	10.17	—	—		—		—
Class R6	—	9.53	—		—		11.52
Class T1	—	—	28.34	(F)	17.94	(F)	11.56
Advisor Class	—	—	29.37	(F)	17.90	(F)	11.61	(F)
Maximum offering price per share: (G)
Class A	$—	$—	$29.97		$18.97		$12.20
Class T1	$—	$—	$29.07		$18.40		$11.86

(A) Investments, at cost	$151,594,594	$215,238,639	$597,942,079		$172,161,372		$535,661,796
(B) Securities on loan, at value	$—	$9,940,642	$48,961,716		$4,406,918		$—
(C) Repurchase agreements, at cost	$—	$6,755,806	$40,599,978		$2,279,534		$573,200
(D) Foreign currency, at cost	$—	$71,712	$—		$—		$—

(E)	Net asset value per share for Class B, C, I, I2, I3, R, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.
(H)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Dynamic Allocation	Transamerica Dynamic Income	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Event Driven
Assets:
Investments, at value (A) (B)	$24,066,116	$391,893,954	$968,532,675		$236,113,848	$86,728,713
Repurchase agreements, at value (C)	140,125	1,962,981	38,472,598		3,382,073	12,327,213
Cash	428	—	625,290		—	17
Cash collateral pledged at custodian:
OTC derivatives (J)	—	—	30,000		—	—
Cash collateral pledged at broker:
OTC derivatives (J)	—	—	—		—	7,152,671
Futures contracts	—	—	—		—	49,386
Foreign currency, at value (D)	—	—	2,093,596		104,180	—
Receivables and other assets:
Shares of beneficial interest sold	—	34,075	6,993,509		460,284	—
Due from investment manager	4,349	—	—		—	—
Investments sold	—	—	15,916,787		4,010	2,797,913
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	—	—	1,602,000		—	201,250
Interest	—	7	13,945,261		11	256,629
Dividends	—	—	912		242,805	111,099
Tax reclaims	—	—	—		7,205	—
Net income from securities lending	2,129	50,614	23,318		836	2,269
Variation margin receivable on centrally cleared swap agreements	—	—	—		—	158,030
Variation margin receivable on futures contracts	—	—	—		—	57,458
Unrealized appreciation on forward foreign currency contracts	—	—	47,570		—	5,202
Total assets	24,213,147	393,941,631	1,048,283,516		240,315,252	109,847,850

Liabilities:
Foreign currency overdraft, at value (D)	—	—	—		—	30
Payables and other liabilities:
Shares of beneficial interest redeemed	—	773,111	375,556		66,920	29,174
Investments purchased	—	—	14,334,129		—	5,657,534
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	—	—	8,595,000		—	1,765,000
Investment management fees	—	146,421	505,654		205,587	111,284
Distribution and service fees	8,288	167,372	18,007		4,409	—
Transfer agent fees	2,375	31,874	71,681		3,807	609
Trustees, CCO and deferred compensation fees	21	450	703		208	71
Audit and tax fees	20,027	21,276	33,937		25,839	26,650
Custody fees	2,305	2,674	55,481		51,141	24,342
Legal fees	174	3,268	6,518		1,568	833
Printing and shareholder reports fees	1,725	29,733	46,496		5,492	1,410
Registration fees	4,846	8,829	19,086		6,126	86
Other	7,276	2,392	7,968		1,599	7,736
Foreign capital gains tax	—	—	3,315		—	—
Collateral for securities on loan	5,352,247	66,536,139	84,063,060		1,255,374	1,961,755
Securities sold short, at value (E)	—	—	—		—	9,932,177
Unrealized depreciation on forward foreign currency contracts	—	—	380,413		—	83,901
Total liabilities	5,399,284	67,723,539	108,517,004		1,628,070	19,602,592
Net assets	$18,813,863	$326,218,092	$939,766,512		$238,687,182	$90,245,258

Net assets consist of:
Paid-in capital	$18,195,850	$386,749,564	$965,309,356		$256,184,286	$89,352,261
Undistributed (distributions in excess of) net investment income (loss)	62,709	38,184	1,834,487		2,312,443	1,863,150
Accumulated net realized gain (loss)	(2,498,397)	(64,423,678)	(32,719,801)		(72,189,255)	(2,638,995)
Net unrealized appreciation (depreciation) on:
Investments	3,053,701	3,854,022	5,818,084	(F)	52,379,228	2,038,502
Securities sold short	—	—	—		—	37,574
Swap agreements	—	—	—		—	(314,370)
Futures contracts	—	—	—		—	13,095
Forward foreign currency contracts	—	—	(332,843)		—	(78,699)
Translation of assets and liabilities denominated in foreign currencies	—	—	(142,771)		480	(27,260)
Net assets	$18,813,863	$326,218,092	$939,766,512		$238,687,182	$90,245,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Dynamic Allocation	Transamerica Dynamic Income	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity		Transamerica Event Driven
Net assets by class:
Class A	$8,560,142	$97,964,142	$21,804,056		$10,420,680		$—
Class C	7,231,272	161,998,670	14,022,966		2,552,521		—
Class I	3,011,810	66,234,742	682,534,965		8,072,185		59,599
Class I2	—	—	214,449,361		217,616,726		90,175,254
Class R6	—	—	6,933,221		—		—
Class T1	10,639	10,279	10,668		11,598		—
Advisor Class	—	10,259	11,275		13,472		10,405
Shares outstanding (unlimited shares, no par value):
Class A	727,347	10,365,528	1,997,541		946,887		—
Class C	623,838	17,208,405	1,292,744		234,413		—
Class I	256,448	7,008,336	62,338,770		729,240		5,697
Class I2	—	—	19,592,744		19,635,172		8,742,427
Class R6	—	—	633,617		—		—
Class T1	904	1,085	968		1,053		—
Advisor Class	—	1,086	1,018		1,194		994
Net asset value per share: (G)
Class A	$11.77	$9.45	$10.92		$11.01		$—
Class C	11.59	9.41	10.85		10.89		—
Class I	11.74	9.45	10.95		11.07		10.46
Class I2	—	—	10.95		11.08		10.31
Class R6	—	—	10.94		—		—
Class T1	11.77	9.47	11.02		11.02	(H)	—
Advisor Class	—	9.45	11.07	(H)	11.28		10.47
Maximum offering price per share: (I)
Class A	$12.46	$9.92	$11.46		$11.65		$—
Class T1	$12.07	$9.71	$11.30		$11.30		$—

(A) Investments, at cost	$21,012,415	$388,039,932	$962,711,277		$183,734,620		$84,690,211
(B) Securities on loan, at value	$5,244,353	$65,059,095	$82,234,054		$1,203,270		$1,918,554
(C) Repurchase agreements, at cost	$140,125	$1,962,981	$38,472,598		$3,382,073		$12,327,213
(D) Foreign currency, at cost	$—	$—	$2,105,510		$104,102		$(20)
(E) Proceeds received from securities sold short	$—	$—	$—		$—		$9,969,751

(F)	Net of foreign capital gains tax of $3,314.
(G)	Net asset value per share for Class C, I, I2, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(H)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(I)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.
(J)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Flexible Income	Transamerica Floating Rate	Transamerica Global Equity	Transamerica Government Money Market	Transamerica Growth
Assets:
Investments, at value (A) (B)	$462,539,134	$617,633,766	$123,200,495	$645,370,117	$353,960,166
Repurchase agreements, at value (C)	6,161,635	45,244,506	646,562	543,593,613	439,029
Cash	4,603	696,640	—	—	—
Foreign currency, at value (D)	—	—	5	—	—
Unrealized appreciation on unfunded commitments	—	8,329	—	—	—
Receivables and other assets:
Shares of beneficial interest sold	1,141,665	969,570	8,706	1,919,063	11,369
Investments sold	53,153	—	71,520	—	100,907
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	10,945,551	7,884,077	—	—	—
Interest	3,556,843	2,238,679	2	341,140	—
Dividends	4,130	—	195,637	—	140,528
Tax reclaims	—	—	164,320	—	27,945
Net income from securities lending	10,294	4,345	55	—	78
Due from distributor	—	—	—	351,308	—
Total assets	484,417,008	674,679,912	124,287,302	1,191,575,241	354,680,022

Liabilities:
Cash collateral received at broker:
TBA commitments	8,634	—	—	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	699,935	213,610	56,773	238,377	161,126
Investments purchased	5,366,572	1,149,023	—	—	313,399
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	22,961,047	28,881,016	—	—	—
Investment management fees	184,584	341,486	126,768	87,632	248,794
Administration fees	—	—	—	76,421	—
Distribution and service fees	62,905	23,442	49,156	1,633,686	—
Transfer agent fees	38,432	14,489	17,758	110,010	2,287
Trustees, CCO and deferred compensation fees	766	475	157	3,060	354
Audit and tax fees	31,879	20,394	20,131	34,903	19,558
Custody fees	11,567	55,765	8,862	91,181	13,895
Legal fees	3,817	4,595	1,047	9,242	3,148
Printing and shareholder reports fees	24,787	12,465	13,546	7,738	11,518
Registration fees	5,861	28,191	3,994	90,871	3,937
Dividends and/or distributions payable	190,874	2,660	—	5	—
Other	6,223	6,425	1,063	48,562	2,373
Collateral for securities on loan	14,613,987	3,677,500	654,759	—	1,095,644
Total liabilities	44,211,870	34,431,536	954,014	2,431,688	1,876,033
Net assets	$440,205,138	$640,248,376	$123,333,288	$1,189,143,553	$352,803,989

Net assets consist of:
Paid-in capital	$430,926,951	$640,660,117	$110,594,776	$1,189,143,553	$104,069,698
Undistributed (distributions in excess of) net investment income (loss)	(455,911)	26,521	646,424	—	(89,625)
Accumulated net realized gain (loss)	(4,133,279)	(761,600)	(12,983,781)	—	84,673,524
Net unrealized appreciation (depreciation) on:
Investments	13,867,948	315,009	25,076,727	—	164,149,772
Unfunded commitments	—	8,329	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(571)	—	(858)	—	620
Net assets	$440,205,138	$640,248,376	$123,333,288	$1,189,143,553	$352,803,989

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Flexible Income	Transamerica Floating Rate	Transamerica Global Equity		Transamerica Government Money Market	Transamerica Growth
Net assets by class:
Class A	$83,251,523	$38,312,217	$42,264,177		$191,477,377	$—
Class B	531,159	—	910,267		763,652	—
Class C	49,394,413	17,548,889	44,449,774		19,706,508	—
Class I	181,976,961	72,316,404	34,571,456		21,578,481	—
Class I2	118,737,654	512,060,649	—		7,849,842	344,218,267
Class I3	—	—	—		122,548,980	—
Class R2	—	—	—		634,918,568	—
Class R4	—	—	—		190,300,145	—
Class R6	6,282,727	—	1,114,104		—	8,585,722
Class T1	20,117	10,217	11,347		—	—
Advisor Class	10,584	—	12,163		—	—
Shares outstanding (unlimited shares, no par value):
Class A	8,911,137	3,843,309	3,112,747		191,476,924	—
Class B	56,783	—	68,288		763,322	—
Class C	5,320,969	1,759,610	3,349,111		19,702,979	—
Class I	19,448,599	7,278,874	2,540,279		21,579,248	—
Class I2	12,684,663	51,351,153	—		7,849,452	24,858,345
Class I3	—	—	—		122,548,980	—
Class R2	—	—	—		634,918,568	—
Class R4	—	—	—		190,300,145	—
Class R6	671,349	—	81,788		—	620,128
Class T1	2,155	1,025	835		—	—
Advisor Class	1,131	—	869		—	—
Net asset value per share: (E)
Class A	$9.34	$9.97	$13.58		$1.00	$—
Class B	9.35	—	13.33		1.00	—
Class C	9.28	9.97	13.27		1.00	—
Class I	9.36	9.94	13.61		1.00	—
Class I2	9.36	9.97	—		1.00	13.85
Class I3	—	—	—		1.00	—
Class R2	—	—	—		1.00	—
Class R4	—	—	—		1.00	—
Class R6	9.36	—	13.62		—	13.85
Class T1	9.34	9.97	13.58	(F)	—	—
Advisor Class	9.36	—	13.99	(F)	—	—
Maximum offering price per share: (G)
Class A	$9.81	$10.47	$14.37		$—	$—
Class T1	$9.58	$10.23	$13.93		$—	$—

(A) Investments, at cost	$448,671,186	$617,318,757	$98,123,768		$645,370,117	$189,810,394
(B) Securities on loan, at value	$14,308,298	$3,604,395	$640,002		$—	$1,042,459
(C) Repurchase agreements, at cost	$6,161,635	$45,244,506	$646,562		$543,593,613	$439,029
(D) Foreign currency, at cost	$—	$—	$5		$—	$—

(E)	Net asset value per share for Class B, C, I, I2, I3, R2, R4, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities
Assets:
Investments, at value (A) (B)	$300,480,671	$2,114,093,779	$101,414,727	$172,621,984	$179,562,147
Repurchase agreements, at value (C)	—	57,213,586	724,857	1,165,544	—
Cash	786,155	157,776	—	—	17,020
Cash collateral pledged at broker:
Centrally cleared swap agreements	—	—	—	—	844,000
OTC derivatives (I)	—	—	—	420,000	—
Futures contracts	—	—	—	—	—
Foreign currency, at value (D)		—	—	6,012	51,287
Receivables and other assets:
Shares of beneficial interest sold	365,191	671,001	368,802	—	434
Investments sold	17,700	—	1,028,966	326,460	835,262
Interest	908,170	29,017,785	1,355,254	447,772	343,264
Dividends	—	—	—	401	—
Tax reclaims	—	—	—	771	8,069
Net income from securities lending	—	127,550	—	8	5
Variation margin receivable on future contracts	—	—	—	—	2,348
Due from distributor	—	—	5,758	—	—
OTC swap agreements, at value	—	—	—	—	2,596
Unrealized appreciation on forward foreign currency contracts	—	—	—	501,154	276,676
Total assets	302,557,887	2,201,281,477	104,898,364	175,490,106	181,943,108

Liabilities:
Cash collateral received at broker:
OTC derivatives (I)	—	—	—	—	440,000
Payables and other liabilities:
Shares of beneficial interest redeemed	107,966	1,546,551	265,253	60,096	172,584
Investments purchased	—	12,136,622	1,026,510	—	715,466
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	—	4,241,000	—	766,698	—
Investment management fees	94,249	967,286	52,956	85,552	59,591
Distribution and service fees	17,426	169,887	18,490	762	11,050
Transfer agent fees	1,855	51,900	8,730	2,130	1,117
Trustees, CCO and deferred compensation fees	381	2,032	69	161	308
Audit and tax fees	27,357	38,624	29,021	31,863	24,465
Custody fees	6,005	38,133	4,594	8,454	24,210
Legal fees	4,207	16,157	896	1,489	3,321
Printing and shareholder reports fees	4,879	60,244	7,330	5,435	3,702
Registration fees	22,220	70,468	6,785	7,176	13,041
Dividends and/or distributions payable	—	91,996	1,865	—	—
Variation margin payable on centrally cleared swap agreements	—	—	—	—	37,947
Other	35,505	52,774	4,217	4,607	35,514
Collateral for securities on loan	—	166,224,968	—	816,027	—
OTC swap agreements, at value	—	—	—	—	488
Written options and swaptions, at value (E)	—	—	—	—	141,466
Unrealized depreciation on forward foreign currency contracts	—	—	—	60,570	38,515
Total liabilities	322,050	185,708,642	1,426,716	1,851,020	1,722,785
Net assets	$302,235,837	$2,015,572,835	$103,471,648	$173,639,086	$180,220,323
Net assets consist of:
Paid-in capital	$307,690,301	$2,020,482,387	$103,978,397	$176,177,986	$186,376,412
Undistributed (distributions in excess of) net investment income (loss)	497,616	(69,333)	—	129,877	256,608
Accumulated net realized gain (loss)	(5,123,580)	(33,959,387)	(1,691,816)	(4,188,340)	(6,647,760)
Net unrealized appreciation (depreciation) on:
Investments	(828,500)	29,119,168	1,185,067	1,081,734	(187,837)
Written options and swaptions	—	—	—	—	(14,353)
Swap agreements	—	—	—	—	173,641
Futures contracts	—	—	—	—	16,541
Forward foreign currency contracts	—	—	—	440,584	238,161
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(2,755)	8,910
Net assets	$302,235,837	$2,015,572,835	$103,471,648	$173,639,086	$180,220,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica High Quality Bond	Transamerica High Yield Bond		Transamerica High Yield Muni		Transamerica Inflation Opportunities	Transamerica Inflation-Protected Securities
Net assets by class:
Class A	$—	$104,904,340		$34,190,762		$633,489	$—
Class B	—	1,307,060		—		—	—
Class C	—	46,128,793		12,109,430		708,685	—
Class I	—	164,625,567		57,150,714		270,190	—
Class I2	—	858,440,667		10,092		171,965,094	—
Class I3	242,576,490	380,900,152		—		—	144,334,194
Class R	19,443,173	55,723,895		—		—	12,682,584
Class R4	40,216,174	369,180,687		—		—	23,203,545
Class R6	—	34,335,244		—		51,409	—
Class T1	—	10,510		10,650		10,219	—
Advisor Class	—	15,920		—		—	—
Shares outstanding (unlimited shares, no par value):
Class A	—	11,231,922		2,947,697		63,520	—
Class B	—	139,776		—		—	—
Class C	—	4,962,465		1,042,662		72,240	—
Class I	—	17,508,347		4,916,475		26,951	—
Class I2	—	91,006,809		869		17,119,185	—
Class I3	24,319,393	40,379,827		—		—	14,481,313
Class R	1,946,807	5,908,376		—		—	1,271,208
Class R4	4,032,609	39,137,927		—		—	2,328,075
Class R6	—	3,639,596		—		5,117	—
Class T1	—	1,126		918		1,023	—
Advisor Class	—	1,691		—		—	—
Net asset value per share: (F)
Class A	$—	$9.34		$11.60		$9.97	$—
Class B	—	9.35		—		—	—
Class C	—	9.30		11.61		9.81	—
Class I	—	9.40		11.62		10.03	—
Class I2	—	9.43		11.62	(G)	10.05	—
Class I3	9.97	9.43		—		—	9.97
Class R	9.99	9.43		—		—	9.98
Class R4	9.97	9.43		—		—	9.97
Class R6	—	9.43		—		10.05	—
Class T1	—	9.34	(G)	11.60		9.99	—
Advisor Class	—	9.41		—		—	—
Maximum offering price per share: (H)
Class A	$—	$9.81		$11.99		$10.47	$—
Class T1	$—	$9.58		$11.90		$10.25	$—

(A) Investments, at cost	$301,309,171	$2,084,974,611		$100,229,660		$171,540,250	$179,749,984
(B) Securities on loan, at value	$—	$162,810,743		$—		$798,638	$—
(C) Repurchase agreements, at cost	$—	$57,213,586		$724,857		$1,165,544	$—
(D) Foreign currency, at cost	$—	$—		$—		$5,969	$51,952
(E) Premium received on written options and swaptions	$—	$—		$—		$—	$(127,113)

(F)	Net asset value per share for Class B, C, I, I2, I3, R, R4, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(H)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.
(I)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity	Transamerica International Small Cap Value	Transamerica Large Cap Value
Assets:
Investments, at value (A) (B)	$3,479,850,709	$1,379,471,362	$5,262,776,476	$875,603,238	$2,214,383,523
Repurchase agreements, at value (C)	52,356,440	25,577,743	184,601,931	7,575,261	111,494,921
Cash	3,605,556	2,339,883	—	—	—
Cash collateral pledged at broker:
TBA commitments	383,553	—	––	—	—
Foreign currency, at value (D)	—	—	—	17	—
Receivables and other assets:
Shares of beneficial interest sold	22,967	10,083,844	13,855,800	140,388	1,844,125
Investments sold	18,701,514	323,045	3,052,137	1,816,429	—
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	7,682,032	—	—	—	—
Interest	20,328,000	14,205,756	608	25	372
Dividends	—	—	14,097,875	1,382,983	1,218,500
Tax reclaims	—	—	4,268,705	413,112	740,324
Net income from securities lending	14,322	—	161,316	28,621	2,704
Due from distributor	—	68,926	—	—	—
Total assets	3,582,945,093	1,432,070,559	5,482,814,848	886,960,074	2,329,684,469

Liabilities:
Foreign currency overdraft, at value (D)	—	—	1,200	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	446,845	8,356,403	3,483,803	154,667	597,475
Investments purchased	20,156,583	418,144	17,317,635	4,718,016	—
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	446,846,327	14,037,985	—	—	—
Investment management fees	954,844	518,654	3,315,622	696,309	1,326,125
Distribution and service fees	113,856	232,245	146,673	—	68,277
Transfer agent fees	19,587	114,014	283,401	35,643	56,700
Trustees, CCO and deferred compensation fees	2,859	899	3,813	723	1,916
Audit and tax fees	44,739	31,717	55,939	24,799	30,575
Custody fees	48,097	23,740	342,646	84,454	32,476
Legal fees	24,025	11,106	38,293	6,583	19,134
Printing and shareholder reports fees	13,553	64,459	164,495	25,502	59,935
Registration fees	240,611	14,155	108,683	8,127	20,162
Dividends and/or distributions payable	—	536,739	—	—	—
Other	57,477	10,913	111,964	8,140	13,249
Collateral for securities on loan	23,816,125	—	51,198,051	29,180,729	11,524,004
Total liabilities	492,785,528	24,371,173	76,572,218	34,943,692	13,750,028
Net assets	$3,090,159,565	$1,407,699,386	$5,406,242,630	$852,016,382	$2,315,934,441

Net assets consist of:
Paid-in capital	$3,083,175,464	$1,418,473,572	$4,720,560,423	$748,289,926	$1,848,899,122
Undistributed (distributions in excess of) net investment income (loss)	116,401	—	124,339,695	8,700,560	—
Accumulated net realized gain (loss)	(13,595,470)	(13,097,452)	(26,343,078)	(13,327,143)	222,395,559
Net unrealized appreciation (depreciation) on:
Investments	20,463,170	2,323,266	587,693,931	108,343,711	244,639,760
Translation of assets and liabilities denominated in foreign currencies	—	—	(8,341)	9,328	—
Net assets	$3,090,159,565	$1,407,699,386	$5,406,242,630	$852,016,382	$2,315,934,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity		Transamerica International Small Cap Value	Transamerica Large Cap Value
Net assets by class:
Class A	$—	$312,347,488	$274,609,859		$—	$103,851,296
Class C	—	180,743,797	72,541,851		—	49,014,475
Class I	—	914,289,744	2,242,174,866		326,445,588	245,508,148
Class I2	2,058,090,026	10,025	2,298,781,883		525,570,794	1,899,204,995
Class I3	628,054,455	—	270,143,768		—	—
Class R	112,450,279	—	45,712,821		—	—
Class R4	291,564,805	—	21,339,493		—	—
Class R6	—	—	180,679,069		—	16,355,804
Class T1	—	10,416	11,109		—	10,580
Advisor Class	—	297,916	247,911		—	1,989,143
Shares outstanding (unlimited shares, no par value):
Class A	—	27,388,290	14,238,686		—	7,661,433
Class C	—	15,882,434	3,824,897		—	3,636,371
Class I	—	79,812,372	114,691,403		23,884,813	18,005,240
Class I2	201,777,966	875	117,429,994		38,376,015	139,363,403
Class I3	61,472,255	—	13,799,114		—	—
Class R	11,001,294	—	2,342,502		—	—
Class R4	28,537,334	—	1,091,944		—	—
Class R6	—	—	9,145,610		—	1,200,226
Class T1	—	913	575		—	779
Advisor Class	—	26,028	12,490		—	145,236
Net asset value per share: (E)
Class A	$—	$11.40	$19.29		$—	$13.56
Class C	—	11.38	18.97		—	13.48
Class I	—	11.46	19.55		13.67	13.64
Class I2	10.20	11.46	19.58		13.70	13.63
Class I3	10.22	—	19.58		—	—
Class R	10.22	—	19.51		—	—
Class R4	10.22	—	19.54		—	—
Class R6	—	—	19.76		—	13.63
Class T1	—	11.41	19.31	(F)	—	13.57	(F)
Advisor Class	—	11.45	19.85		—	13.70
Maximum offering price per share: (G)
Class A	$—	$11.78	$20.41		$—	$14.35
Class T1	$—	$11.70	$19.81		$—	$13.92

(A) Investments, at cost	$3,459,387,539	$1,377,148,096	$4,675,082,545		$767,259,527	$1,969,743,763
(B) Securities on loan, at value	$23,323,398	$—	$48,408,440		$27,653,789	$11,290,972
(C) Repurchase agreements, at cost	$52,356,440	$25,577,743	$184,601,931		$7,575,261	$111,494,921
(D) Foreign currency, at cost	$—	$—	$(1,236)		$17	$—

(E)	Net asset value per share for Class C, I, I2, I3, R, R4, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities
Assets:
Investments, at value (A) (B)	$288,235,386	$842,496,092	$682,949,076	$255,625,126	$1,621,120,878
Repurchase agreements, at value (C)	—	—	—	2,764,703	67,808,715
Cash	2,152,040	11,943,431	5,261,317	—	—
Receivables and other assets:
Shares of beneficial interest sold	17,906	476,734	46,664	139,770	2,501,991
Investments sold	—	286,446	—	—	10,231,056
Interest	—	—	—	9	226
Dividends	213,986	331,469	532,542	75,676	715,038
Tax reclaims	—	12,087	—	—	—
Net income from securities lending	103	248	—	867	8,415
Total assets	290,619,421	855,546,507	688,789,599	258,606,151	1,702,386,319

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	95,307	1,337,248	296,158	223,887	2,148,020
Investments purchased	—	381,029	—	—	793,348
Investment management fees	158,155	494,143	235,440	158,216	933,103
Distribution and service fees	36,168	70,708	61,855	17,177	177,481
Transfer agent fees	2,399	7,388	4,362	4,018	62,211
Trustees, CCO and deferred compensation fees	340	1,020	912	297	1,707
Audit and tax fees	23,150	26,816	27,219	26,528	35,545
Custody fees	9,458	42,074	36,396	9,604	53,546
Legal fees	3,101	9,097	9,871	2,545	13,045
Printing and shareholder reports fees	4,365	11,690	31,954	8,833	40,126
Registration fees	20,639	53,442	42,573	22,136	90,200
Other	15,985	36,484	23,814	52,560	43,995
Collateral for securities on loan	996,640	2,408,398	—	5,699,392	66,647,502
Total liabilities	1,365,707	4,879,537	770,554	6,225,193	71,039,829
Net assets	$289,253,714	$850,666,970	$688,019,045	$252,380,958	$1,631,346,490

Net assets consist of:
Paid-in capital	$253,811,184	$694,536,742	$627,184,348	$213,535,939	$1,448,060,295
Undistributed (distributions in excess of) net investment income (loss)	74,641	—	392,497	507,592	8,127,824
Accumulated net realized gain (loss)	11,200,684	30,663,297	10,931,610	3,114,671	106,364,545
Net unrealized appreciation (depreciation) on:
Investments	24,167,205	125,466,311	49,510,590	35,222,756	68,793,826
Translation of assets and liabilities denominated in foreign currencies	—	620	—	—	—
Net assets	$289,253,714	$850,666,970	$688,019,045	$252,380,958	$1,631,346,490
Net assets by class:
Class A	$—	$—	$—	$9,902,764	$116,047,209
Class C	—	—	—	1,448,192	17,807,608
Class I	—	—	—	663,713	394,378,243
Class I2	—	—	—	155,628,590	298,654,544
Class I3	200,790,191	666,225,319	520,708,488	48,329,632	275,016,525
Class R	76,828,151	146,403,395	113,861,083	26,153,316	88,909,069
Class R4	11,635,372	38,038,256	53,449,474	10,232,583	424,122,245
Class R6	—	—	—	—	16,390,885
Class T1	—	—	—	10,764	9,890
Advisor Class	—	—	—	11,404	10,272
Shares outstanding (unlimited shares, no par value):
Class A	—	—	—	700,415	9,783,576
Class C	—	—	—	105,169	1,521,109
Class I	—	—	—	46,521	33,053,956
Class I2	—	—	—	10,876,758	24,988,882
Class I3	18,228,560	56,821,930	48,596,684	3,375,036	23,000,801
Class R	6,977,920	12,501,145	10,627,514	1,833,674	7,460,798
Class R4	1,056,511	3,244,773	4,988,669	715,542	35,514,681
Class R6	—	—	—	—	1,362,404
Class T1	—	—	—	760	833
Advisor Class	—	—	—	800	853

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Large Core	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities
Net asset value per share: (D)
Class A	$—	$—	$—	$14.14		$11.86
Class C	—	—	—	13.77		11.71
Class I	—	—	—	14.27		11.93
Class I2	—	—	—	14.31		11.95
Class I3	11.02	11.72	10.71	14.32		11.96
Class R	11.01	11.71	10.71	14.26		11.92
Class R4	11.01	11.72	10.71	14.30		11.94
Class R6	—	—	—	—		12.03
Class T1	—	—	—	14.15	(F)	11.87
Advisor Class	—	—	—	14.26		12.04
Maximum offering price per share: (E)
Class A	$—	$—	$—	$14.96		$12.55
Class T1	$—	$—	$—	$14.51		$12.17

(A) Investments, at cost	$264,068,181	$717,029,781	$633,438,486	$220,402,370		$1,552,327,052
(B) Securities on loan, at value	$976,389	$2,357,888	$—	$5,553,434		$65,072,494
(C) Repurchase agreements, at cost	$—	$—	$—	$2,764,703		$67,808,715

(D)	Net asset value per share for Class C, I, I2, I3, R, R4, R6 and Advisor Class Shares represents offering price. The redemption price for Class A, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core
Assets:
Investments, at value (A) (B)	$309,793,280	$265,447,627	$1,134,690,856	$3,129,425,862	$260,715,259
Repurchase agreements, at value (C)	4,010,980	559,426	7,535,278	70,497,694	3,717,010
Cash	442,535	—	—	699,579	—
Cash collateral pledged at broker:					—
TBA commitments	—	—	259,000	—	—
Futures contracts	—	—	315,000	—	—
Receivables and other assets:					—
Shares of beneficial interest sold	89,106	30,736	599,111	7,136,765	6,144
Investments sold	1,328,977	—	4,716,739	28,633,546	2,034,364
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	—	—	1,038,364	—	—
Interest	131,716	2	2,662,533	23,208,661	12
Dividends	958,311	167,930	512,882	—	160,476
Tax reclaims	—	52,065	—	—	—
Net income from securities lending	4,538	407	2,777	1,508	3,399
Variation margin receivable on futures contracts	—	—	5,881	—	—
Total assets	316,759,443	266,258,193	1,152,338,421	3,259,603,615	266,636,664

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	520,642	111,818	530,097	7,609,674	64,434
Investments purchased	1,418,400	—	4,457,964	29,135,736	—
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	—	—	62,622,518	18,963,400	—
Investment management fees	323,136	157,162	609,423	1,390,436	165,286
Distribution and service fees	28,964	18,771	323,639	669,574	27,099
Transfer agent fees	15,740	31,760	89,554	228,187	2,971
Trustees, CCO and deferred compensation fees	360	343	825	2,974	350
Audit and tax fees	26,183	29,062	28,868	40,360	26,380
Custody fees	9,007	6,622	25,278	41,837	16,397
Legal fees	3,318	2,353	8,501	24,744	2,227
Printing and shareholder reports fees	20,527	8,071	39,545	159,657	2,540
Registration fees	4,035	2,948	23,441	58,414	23,868
Dividends and/or distributions payable	—	—	—	550,460	—
Other	6,193	1,748	12,626	20,925	51,509
Collateral for securities on loan	1,307,793	8,383,284	8,808,295	1,193,785	15,278,952
Total liabilities	3,684,298	8,753,942	77,580,574	60,090,163	15,662,013
Net assets	$313,075,145	$257,504,251	$1,074,757,847	$3,199,513,452	$250,974,651

Net assets consist of:
Paid-in capital	$482,423,431	$206,716,457	$871,891,588	$3,216,866,980	$245,576,373
Undistributed (distributions in excess of) net investment income (loss)	(1,528,065)	9,031	173,021	(541,126)	1,089,419
Accumulated net realized gain (loss)	(175,467,667)	12,101,066	17,152,231	(30,691,162)	(1,345,097)
Net unrealized appreciation (depreciation) on:
Investments	7,648,562	38,677,697	185,495,933	13,878,760	5,653,957
Futures contracts	—	—	45,074	—	—
Translation of assets and liabilities denominated in foreign currencies	(1,116)	—	—	—	(1)
Net assets	$313,075,145	$257,504,251	$1,074,757,847	$3,199,513,452	$250,974,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica MLP & Energy Income		Transamerica Multi-Cap Growth	Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond	Transamerica Small Cap Core
Net assets by class:
Class A	$32,083,172		$50,449,287	$573,224,507		$940,514,776	$3,489,887
Class B	—		656,590	2,241,628		—	—
Class C	23,672,962		7,943,209	222,883,875		517,917,876	638,279
Class I	48,023,082		59,217,708	266,637,218		1,312,220,000	1,688,836
Class I2	209,276,716		139,215,100	—		427,396,749	29,564,348
Class I3	—		—	—		—	153,587,035
Class R	—		—	—		—	53,016,657
Class R4	—		—	—		—	8,969,360
Class R6	—		—	9,749,375		1,412,696	—
Class T1	9,471		10,781	10,623		10,159	10,125
Advisor Class	9,742		11,576	10,621		41,196	10,124
Shares outstanding (unlimited shares, no par value):
Class A	4,352,807		7,123,413	20,546,187		92,009,054	297,759
Class B	—		120,222	80,874		—	—
Class C	3,226,588		1,434,253	8,132,217		50,763,915	55,311
Class I	6,512,373		7,559,418	9,513,155		130,632,675	143,379
Class I2	28,371,838		17,478,838	—		42,587,657	2,507,785
Class I3	—		—	—		—	13,020,654
Class R	—		—	—		—	4,512,935
Class R4	—		—	—		—	761,665
Class R6	—		—	347,789		140,788	—
Class T1	1,270		1,522	380		994	864
Advisor Class	1,303		1,477	378		4,098	858
Net asset value per share: (D)
Class A	$7.37		$7.08	$27.90		$10.22	$11.72
Class B	—		5.46	27.72		—	—
Class C	7.34		5.54	27.41		10.20	11.54
Class I	7.37		7.83	28.03		10.05	11.78
Class I2	7.38		7.96	—		10.04	11.79
Class I3	—		—	—		—	11.80
Class R	—		—	—		—	11.75
Class R4	—		—	—		—	11.78
Class R6	—		—	28.03		10.03	—
Class T1	7.46		7.08	27.97	(E)	10.22	11.72
Advisor Class	7.47	(E)	7.84	28.08	(E)	10.05	11.80
Maximum offering price per share: (F)
Class A	$7.80		$7.49	$29.52		$10.48	$12.40
Class T1	$7.65		$7.26	$28.69		$10.48	$12.02

(A) Investments, at cost	$302,144,718		$226,769,930	$949,194,923		$3,115,547,102	$255,061,302
(B) Securities on loan, at value	$1,277,283		$8,209,170	$8,599,405		$1,168,817	$14,770,655
(C) Repurchase agreements, at cost	$4,010,980		$559,426	$7,535,278		$70,497,694	$3,717,010

(D)	Net asset value per share for Class B, C, I, I2, I3, R, R4, R6, and Advisor shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(F)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income	Transamerica Unconstrained Bond
Assets:
Investments, at value (A) (B)	$174,731,813	$332,037,127	$903,875,651	$142,600,282	$266,436,657
Repurchase agreements, at value (C)	3,061,020	6,761,892	2,643,301	2,078,584	7,120,152
Cash	—	—	31,120,889	—	—
Cash collateral pledged at broker:
Futures contracts	—	—	—	—	39,095
Foreign currency, at value (D)	—	—	—	—	2,275
Unrealized appreciation on unfunded commitments	—	—	—	—	427
Receivables and other assets:
Shares of beneficial interest sold	91,197	39,944	1,143,151	86,051	—
Investments sold	—	—	7,974,036	1,664,191	—
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	—	—	—	—	168,336
Interest	10	23	9	825,812	1,062,011
Dividends	—	80,595	363,467	109,205	137
Tax reclaims	—	—	—	225,807	—
Net income from securities lending	6,131	17,749	11,245	7,556	1,480
Prepaid expenses	—	—	—	—	8,797
Total assets	177,890,171	338,937,330	947,131,749	147,597,488	274,839,367

Liabilities:
Due to custodian	—	—	—	—	1,300,086
Payables and other liabilities:
Shares of beneficial interest redeemed	76,432	51,216	587,497	411,972	1,746
Investments purchased	6,107	—	11,986,346	—	27,939
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	—	—	—	3,500,000	1,973,341
Investment management fees	124,367	226,868	598,589	104,543	157,742
Distribution and service fees	15,452	6,772	299,016	42,764	—
Transfer agent fees	6,655	2,922	114,790	14,310	1,973
Trustees, CCO and deferred compensation fees	268	400	831	287	189
Audit and tax fees	22,257	19,025	22,340	28,496	31,197
Custody fees	12,433	8,738	18,549	7,696	33,631
Legal fees	1,435	3,054	7,437	1,205	2,094
Printing and shareholder reports fees	6,643	8,586	59,253	13,139	5,837
Registration fees	13,907	26,886	9,686	9,487	3,259
Other	36,164	55,247	5,116	4,211	5,014
Foreign capital gains tax	—	—	—	—	2,827
Collateral for securities on loan	25,107,893	29,958,627	55,979,957	7,785,486	2,284,723
Total liabilities	25,430,013	30,368,341	69,689,407	11,923,596	5,831,598
Net assets	$152,460,158	$308,568,989	$877,442,342	$135,673,892	$269,007,769

Net assets consist of:
Paid-in capital	$110,614,414	$249,928,656	$632,764,301	$189,180,491	$266,557,853
Undistributed (distributions in excess of) net investment income (loss)	(732,251)	637,513	822,486	(416,364)	(7,174)
Accumulated net realized gain (loss)	12,936,372	10,894,939	99,100,770	(66,204,423)	(657,186)
Net unrealized appreciation (depreciation) on:
Investments	29,641,623	47,107,884	144,754,785	13,113,888	2,494,918	(E)
Unfunded commitments	—	—	—	—	427
Futures contracts	—	—	—	—	620,707
Translation of assets and liabilities denominated in foreign currencies	—	(3)	—	300	(1,776)
Net assets	$152,460,158	$308,568,989	$877,442,342	$135,673,892	$269,007,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Small Cap Growth	Transamerica Small Cap Value		Transamerica Small/Mid Cap Value		Transamerica Strategic High Income		Transamerica Unconstrained Bond
Net assets by class:
Class A	$15,519,964	$2,757,357		$362,890,178		$20,732,652		$—
Class B	—	—		5,616,753		—		—
Class C	3,587,756	891,565		241,737,466		43,076,220		—
Class I	27,564,121	2,520,669		242,459,814		71,826,662		2,110,539
Class I2	47,690,159	255,160,825		20,627,609		11,046		266,886,579
Class I3	34,587,372	35,000,488		—		—		—
Class R	17,479,060	11,810,635		—		—		—
Class R4	5,942,845	344,886		—		—		—
Class R6	61,894	61,015		3,960,945		—		—
Class T1	10,919	10,757		10,482		10,662		—
Advisor Class	16,068	10,792		139,095		16,650		10,651
Shares outstanding (unlimited shares, no par value):
Class A	2,253,622	231,001		12,318,485		1,891,553		—
Class B	—	—		212,318		—		—
Class C	564,624	75,263		9,273,302		3,946,299		—
Class I	3,885,393	209,545		7,976,582		6,549,822		206,281
Class I2	6,641,143	21,187,178		677,389		1,050		26,176,539
Class I3	4,811,821	2,904,873		—		—		—
Class R	2,442,338	983,154		—		—		—
Class R4	828,241	28,712		—		—		—
Class R6	8,616	5,040		129,599		—		—
Class T1	1,585	900		355		964		—
Advisor Class	2,264	891		4,531		1,510		1,041
Net asset value per share: (F)
Class A	$6.89	$11.94		$29.46		$10.96		$—
Class B	—	—		26.45		—		—
Class C	6.35	11.85		26.07		10.92		—
Class I	7.09	12.03		30.40		10.97		10.23
Class I2	7.18	12.04		30.45		10.52		10.20
Class I3	7.19	12.05		—		—		—
Class R	7.16	12.01		—		—		—
Class R4	7.18	12.01		—		—		—
Class R6	7.18	12.10	(G)	30.56		—		—
Class T1	6.89	11.95		29.50	(G)	11.06		—
Advisor Class	7.10	12.12	(G)	30.70		11.02	(G)	10.23
Maximum offering price per share: (H)
Class A	$7.29	$12.63		$31.17		$11.60		$—
Class T1	$7.07	$12.26		$30.26		$11.34		$—

(A) Investments, at cost	$145,090,190	$284,929,243		$759,120,866		$129,486,394		$263,938,912
(B) Securities on loan, at value	$24,519,381	$29,299,744		$54,626,788		$7,627,127		$2,236,029
(C) Repurchase agreements, at cost	$3,061,020	$6,761,892		$2,643,301		$2,078,584		$7,120,152
(D) Foreign currency, at cost	$—	$—		$—		$—		$2,355

(E)	Net of foreign capital gains tax of $2,827.
(F)	Net asset value per share for Class B, C, I, I2, I3, R, R4, R6, and Advisor shares represents offering price. The redemption price for Class A, B, C and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Actual net asset value and offering price per share presented differs from calculated net asset value and offering price per share due to rounding.
(H)	Maximum offering price per share for Class A and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

Transamerica US Growth
Assets:
Investments, at value (A)	$1,061,738,994
Repurchase agreements, at value (B)	16,862,934
Receivables and other assets:
Shares of beneficial interest sold	67,470
Investments sold	372,965
Interest	56
Dividends	402,781
Tax reclaims	236,880
Total assets	1,079,682,080

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	588,752
Investment management fees	647,717
Distribution and service fees	153,875
Transfer agent fees	121,733
Trustees, CCO and deferred compensation fees	996
Audit and tax fees	25,431
Custody fees	17,279
Legal fees	8,993
Printing and shareholder reports fees	46,788
Registration fees	6,026
Other	6,519
Total liabilities	1,624,109
Net assets	$1,078,057,971

Net assets consist of:
Paid-in capital	$636,389,585
Undistributed (distributions in excess of) net investment income (loss)	1,339,868
Accumulated net realized gain (loss)	99,853,276
Net unrealized appreciation (depreciation) on:
Investments	340,426,891
Translation of assets and liabilities denominated in foreign currencies	48,351
Net assets	$1,078,057,971
Net assets by class:
Class A	$500,587,228
Class B	5,437,214
Class C	48,086,620
Class I	183,788,227
Class I2	230,952,043
Class T	109,183,040
Class T1	11,305
Advisor Class	12,294
Shares outstanding (unlimited shares, no par value):
Class A	24,122,692
Class B	276,298
Class C	2,434,901
Class I	8,707,431
Class I2	10,959,057
Class T	2,091,644
Class T1	544
Advisor Class	581

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica US Growth
Net asset value per share: (C)
Class A	$20.75
Class B	19.68
Class C	19.75
Class I	21.11
Class I2	21.07
Class T	52.20
Class T1	20.78
Advisor Class	21.17	(D)
Maximum offering price per share: (E)
Class A	$21.96
Class T	$57.05
Class T1	$21.31

(A) Investments, at cost	$721,312,103
(B) Repurchase agreements, at cost	$16,862,934

(C)	Net asset value per share for Class B, C, I, I2 and Advisor shares represents offering price. The redemption price for Class A, B, C, T and T1 shares equals net asset value less any applicable contingent deferred sales charge.
(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(E)	Maximum offering price per share for Class A, T and T1 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS

For the period and year ended:

	Transamerica Balanced II (A)		Transamerica Bond	Transamerica Capital Growth (D) (E)	Transamerica Concentrated Growth (D) (E)
	October 31, 2017 (B)	December 31, 2016 (C)	October 31, 2017	October 31, 2017	October 31, 2017
Investment Income:
Dividend income	$116,746	$—	$279,308	$1,616,640	$2,502,713
Dividend income allocated from Series Portfolios	726,544	1,052,141	—	—	—
Interest income	204,859	—	10,320,787	41,620	2,493
Interest income allocated from Series Portfolios	681,032	920,982	—	—	—
Net income (loss) from securities lending	125	—	53,315	383,172	19,953
Net income (loss) from securities lending allocated from Series Portfolios	4,297	9,553	—	—	—
Withholding taxes on foreign income	—	—	—	—	(88,648)
Withholding taxes on foreign income allocated from Series Portfolios	(5,075)	(6,697)	—	—	—
Expenses (net of waiver and/or reimbursement) allocated from Series Portfolios	(338,983)	(415,812)	—	—	—
Total investment income	1,389,545	1,560,167	10,653,410	2,041,432	2,436,511

Expenses:
Investment management fees	89,342	—	1,503,955	5,686,528	1,610,366
Distribution and service fees:
Class A	—	—	—	494,083	2,025
Class B	—	—	—	19,416	—
Class C	—	—	—	722,018	8,475
Class R	221,860	221,835	—	—	—
Class T1	—	—	—	18	16
Administration fees	197,071	266,202	—	—	—
Transfer agent fees
Class A	—	—	—	275,912	14,401
Class B	—	—	—	9,211	—
Class C	—	—	—	96,203	780
Class I	—	—	—	261,368	29,217
Class I2	—	—	15,947	17,531	15,587
Class I3	531	—	—	—	—
Class R	5	—	—	—	—
Class R6	—	—	129	—	—
Advisor Class	—	—	—	47	19
Trustees, CCO and deferred compensation fees	1,590	1,664	3,808	13,154	4,173
Audit and tax fees	19,099	10,820	32,226	28,903	28,555
Custody fees	14,060	11,100	37,727	64,263	31,248
Legal fees	5,041	3,360	9,308	34,506	10,926
Printing and shareholder reports fees	9,401	16,396	2,441	66,934	22,988
Registration fees	22,828	18,413	21,923	124,307	82,217
Merger fees	15,494	—	—	—	—
Other	5,599	23,589	14,303	20,814	10,763
Total expenses before waiver and/or reimbursement and recapture	601,921	573,379	1,641,767	7,935,216	1,871,756
Expenses waived and/or reimbursed:
Class A	—	—	—	—	(12,889)
Class B	—	—	—	(2,652)	—
Class I2	—	—	(134,360)	—	—
Class I3	(11,137)	—	—	—	—
Class R	(19,285)	(20,324)	—	—	—
Class R4	—	—	—	—	—
Class R6	—	—	(1,360)	—	—
Advisor Class	—	—	—	—	(4)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	32
Class B	—	—	—	407	—
Class I2	—	—	15,346	—	—
Class R6	—	—	435	—	—
Advisor Class	—	—	—	—	3
Net expenses	571,499	553,055	1,521,828	7,932,971	1,858,898
Net investment income (loss)	818,046	1,007,112	9,131,582	(5,891,539)	577,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Balanced II (A)		Transamerica Bond	Transamerica Capital Growth (D) (E)	Transamerica Concentrated Growth (D) (E)
	October 31, 2017 (B)	December 31, 2016 (C)	October 31, 2017	October 31, 2017	October 31, 2017
Net realized gain (loss) on:
Investments	$80,092	$—	$1,704,896	$195,877,007	$12,299,184
Futures contracts	8,706	—	—	—	—
Foreign currency transactions	—	—	(190,228)	(2,949)	1,712
Allocated from Series Portfolios	8,798,847	2,665,661	—	—	—
Net realized gain (loss)	8,887,645	2,665,661	1,514,668	195,874,058	12,300,896

Net change in unrealized appreciation (depreciation) on:
Investments	2,201,645	—	1,955,399	24,211,473	32,328,280
Futures contracts	4,190	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(10,189)	—	—
Allocated from Series Portfolios	(1,512,266)	2,787,190	—	—	—
Net change in unrealized appreciation (depreciation)	693,569	2,787,190	1,945,210	24,211,473	32,328,280
Net realized and change in unrealized gain (loss)	9,581,214	5,452,851	3,459,878	220,085,531	44,629,176
Net increase (decrease) in net assets resulting from operations	$10,399,260	$6,459,963	$12,591,460	$214,193,992	$45,206,789

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding series of Transamerica Partners Portfolios (“Series Portfolio”). The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	For the year ended December 31, 2016.
(D)	Class T1 commenced operations on March 17, 2017.
(E)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Dividend Focused (A) (B)	Transamerica Dynamic Allocation (A)	Transamerica Dynamic Income (A) (C)	Transamerica Emerging Markets Debt (A) (B)		Transamerica Emerging Markets Equity (A) (B)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017		October 31, 2017
Investment Income:
Dividend income	$21,694,678	$385,983	$15,475,706	$—		$5,452,658
Interest income	3,519	83	1,397	49,824,495		4,486
Net income (loss) from securities lending	7,237	23,104	490,840	227,972		12,133
Withholding taxes on foreign income	(114,013)	—	—	(66,928)		(638,783)
Total investment income	21,591,421	409,170	15,967,943	49,985,539		4,830,494

Expenses:
Investment management fees	5,307,060	115,166	1,846,074	4,798,046		1,855,316
Distribution and service fees:
Class A	235,181	22,475	273,131	75,899		16,019
Class C	78,103	79,375	1,856,611	136,415		22,158
Class T1	16	16	16	16		18
Transfer agent fees
Class A	28,358	13,714	97,329	47,967		11,489
Class C	8,405	10,462	184,103	21,209		2,813
Class I	15,137	3,193	77,837	550,054		3,714
Class I2	48,947	—	—	14,731		13,296
Class R6	175	—	—	134		—
Advisor Class	19	—	14	52		21
Trustees, CCO and deferred compensation fees	13,477	355	6,517	13,796		3,550
Audit and tax fees	29,633	24,483	27,263	44,898		50,430
Custody fees	65,625	13,191	13,597	331,538		158,822
Legal fees	37,967	1,008	18,963	39,896		9,725
Printing and shareholder reports fees	58,076	4,884	41,411	93,262		10,023
Registration fees	114,377	57,715	86,159	182,155		89,213
Other	23,587	18,441	11,829	29,667		14,522
Total expenses before waiver and/or reimbursement and recapture	6,064,143	364,478	4,540,854	6,379,735		2,261,129
Expenses waived and/or reimbursed:
Class A	—	(44,299)	—	—		—
Class C	—	(37,597)	(3,275)	—		—
Class I	—	(13,169)	(1,127)	—		(113)
Class T1	—	(27)	—	—		—
Advisor Class	(4)	—	(7)	—		—
Recapture of previously waived and/or reimbursed fees:
Class A	—	493	—	—		—
Class C	—	563	3,275	—		—
Class I	—	196	1,127	—		113
Class T1	—	6	—	—		—
Advisor Class	1	—	1	—		—
Net expenses	6,064,140	270,644	4,540,848	6,379,735		2,261,129
Net investment income (loss)	15,527,281	138,526	11,427,095	43,605,804		2,569,365

Net realized gain (loss) on:
Investments	45,319,607	282,931	395,065	19,786,108	(D)	9,866,210
Distributions	—	—	4,810	—		—
Forward foreign currency contracts	—	—	—	4,383,439		—
Foreign currency transactions	—	—	—	(128,148)		(68,543)
Net realized gain (loss)	45,319,607	282,931	399,875	24,041,399		9,797,667

Net change in unrealized appreciation (depreciation) on:
Investments	85,078,091	2,073,466	1,903,163	(4,596,520	)(E)	34,737,525
Forward foreign currency contracts	—	—	—	(175,426)		—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(66,281)		5,100
Net change in unrealized appreciation (depreciation)	85,078,091	2,073,466	1,903,163	(4,838,227)		34,742,625
Net realized and change in unrealized gain (loss)	130,397,698	2,356,397	2,303,038	19,203,172		44,540,292
Net increase (decrease) in net assets resulting from operations	$145,924,979	$2,494,923	$13,730,133	$62,808,976		$47,109,657

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Advisor Class commenced operations on March 3, 2017.
(D)	Includes net of realized foreign capital gains tax of $142,976.
(E)	Includes net change in foreign capital gains tax of $296,685.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Event Driven (A) (B)	Transamerica Flexible Income (B) (C)	Transamerica Floating Rate (C)	Transamerica Global Equity (C) (D)	Transamerica Government Money Market (E) (F)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Investment Income:
Dividend income	$496,379	$577,233	$454,106	$2,602,486	$—
Interest income	2,511,429	19,385,728	26,191,154	821	2,648,522
Net income (loss) from securities lending	22,459	96,308	46,530	15,959	—
Withholding taxes on foreign income	(8,155)	—	—	(177,704)	—
Total investment income	3,022,112	20,059,269	26,691,790	2,441,562	2,648,522

Expenses:
Investment management fees	1,138,522	2,105,793	3,508,782	1,010,542	842,486
Distribution and service fees:
Class A	—	220,927	68,009	100,841	517,767
Class B	—	8,332	—	12,465	11,300
Class C	—	533,937	138,879	463,665	217,729
Class R2	—	—	—	—	77,924
Class R4	—	—	—	—	23,293
Class T1	—	26	16	17	—
Transfer agent fees
Class A	—	146,963	22,492	82,174	212,410
Class B	—	2,594	—	5,017	4,271
Class C	—	52,119	11,148	79,792	29,533
Class I	82	198,149	53,867	33,336	45,338
Class I2	7,155	9,412	34,142	—	688
Class I3	—	—	—	—	349
Class R2	—	—	—	—	82,800
Class R4	—	—	—	—	699
Class R6	—	369	—	53	—
Advisor Class	18	19	—	19	—
Trustees, CCO and deferred compensation fees	1,712	8,064	10,195	2,163	4,341
Audit and tax fees	32,288	44,783	26,057	25,744	23,388
Custody fees	154,149	67,116	348,414	64,543	122,194
Legal fees	4,933	22,621	28,991	5,106	7,093
Printing and shareholder reports fees	11,047	60,770	36,809	23,617	78,807
Registration fees	57,838	114,666	104,106	104,401	184,441
Interest	94,599	—	—	—	—
Dividends, interest and fees for borrowings from securities sold short	157,578	—	—	—	—
Other	23,674	22,664	20,030	8,515	24,975
Total expenses before waiver and/or reimbursement and recapture	1,683,595	3,619,324	4,411,937	2,022,010	2,511,826
Expenses waived and/or reimbursed:
Class A	—	—	(13,404)	(67,263)	(242,198)
Class B	—	(442)	—	(5,032)	(12,062)
Class C	—	—	(5,582)	(67,152)	(165,638)
Class I	(149)	—	(27,236)	(27,471)	(34,161)
Class I2	(161,964)	—	—	—	(8,672)
Class I3	—	—	—	—	(6,051)
Class R2	—	—	—	—	(35,908)
Class R4	—	—	—	—	(14,414)
Class R6	—	—	—	(259)	—
Class T1	—	—	—	(4)	—
Advisor Class	(34)	—	—	(17)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	5,903	11,452	323,087
Class B	—	302	—	833	603
Class C	—	—	2,092	17,669	1,573
Class I	17	—	2,008	14,859	78,739
Class I2	23,731	—	—	—	41,944
Class I3	—	—	—	—	1,260
Class R2	—	—	—	—	2,924
Class R4	—	—	—	—	654
Class R6	—	—	—	259	—
Class T1	—	—	—	4	—
Advisor Class	3	—	—	4	—
Net expenses	1,545,199	3,619,184	4,375,718	1,899,892	2,443,506
Net investment income (loss)	1,476,913	16,440,085	22,316,072	541,670	205,016

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Event Driven (A) (B)	Transamerica Flexible Income (B) (C)	Transamerica Floating Rate (C)	Transamerica Global Equity (B) (C)	Transamerica Government Money Market (D) (E)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Net realized gain (loss) on:
Investments	$6,491,555	$(3,662,698)	$289,049	$5,032,163	$199
Securities sold short	(2,071,161)	—	—	—	—
Written options and swaptions	111,387	—	—	—	—
Swap agreements	250,923	—	—	—	—
Futures contracts	(99,080)	—	—	—	—
Forward foreign currency contracts	(234,485)	—	—	—	—
Foreign currency transactions	225,646	(14,357)	—	1,646	—
Net realized gain (loss)	4,674,785	(3,677,055)	289,049	5,033,809	199

Net change in unrealized appreciation (depreciation) on:
Investments	1,298,443	5,899,999	379,875	20,744,481	—
Unfunded commitment	—	—	7,083	—	—
Securities sold short	(980,033)	—	—	—	—
Swap agreements	(295,168)	—	—	—	—
Futures contracts	13,095	—	—	—	—
Forward foreign currency contracts	(30,941)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	26,158	(132)	—	2,595	—
Net change in unrealized appreciation (depreciation)	31,554	5,899,867	386,958	20,747,076	—
Net realized and change in unrealized gain (loss)	4,706,339	2,222,812	676,007	25,780,885	199
Net increase (decrease) in net assets resulting from operations	$6,183,252	$18,662,897	$22,992,079	$26,322,555	$205,215

(A)	Class I commenced operations on November 11, 2016.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class T1 commenced operations on March 17, 2017.
(D)	Class I3 commenced operations on May 19, 2017.
(E)	Class R2 and R4 commenced operations on October 13, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Growth	Transamerica High Quality Bond (A)		Transamerica High Yield Bond (D) (E) (F)	Transamerica High Yield Muni (D)
	October 31, 2017	October 31, 2017 (B)	December 31, 2016 (C)	October 31, 2017	October 31, 2017
Investment Income:
Dividend income	$3,074,967	$—	$—	$1,913,992	$16,728
Interest income	1,845	3,304,302	—	107,050,381	3,958,353
Interest income allocated from Series Portfolios	—	326,343	1,114,553	—	—
Net income (loss) from securities lending	4,972	2	—	1,046,426	118
Net income (loss) from securities lending allocated from Series Portfolios	—	34	2,676	—	—
Withholding taxes on foreign income	(23,355)	—	—	—	—
Withholding taxes on foreign income allocated from Series Portfolios	—	—	(1)	—	—
Expenses (net of waiver and/or reimbursement) allocated from Series Portfolios	—	(66,568)	(208,827)	—	—
Total investment income	3,058,429	3,564,113	908,401	110,010,799	3,975,199

Expenses:
Investment management fees	2,922,720	619,686	—	10,026,895	546,050
Distribution and service fees:
Class A	—	—	—	277,523	97,497
Class B	—	—	—	20,832	—
Class C	—	—	—	491,305	127,182
Class R	—	88,834	—	227,657	—
Class R4	—	98,034	140,536	554,513	—
Class T1	—	—	—	16	16
Administration fees	—	8,425	28,107	—	—
Transfer agent fees
Class A	—	—	—	188,313	25,805
Class B	—	—	—	4,763	—
Class C	—	—	—	53,338	9,441
Class I	—	—	—	191,398	51,642
Class I2	26,464	—	—	67,426	—
Class I3	—	9,221	—	17,230	—
Class R	—	—	—	9,844	—
Class R4	—	1,677	—	16,635	—
Class R6	437	—	—	1,396	—
Advisor Class	—	—	—	23	—
Trustees, CCO and deferred compensation fees	6,297	2,727	990	30,346	1,792
Audit and tax fees	24,133	29,755	10,093	50,346	36,003
Custody fees	71,433	27,754	11,100	201,234	26,812
Legal fees	18,346	13,116	2,107	95,576	5,556
Printing and shareholder reports fees	20,218	5,875	6,128	151,171	25,284
Registration fees	26,367	69,715	22,084	238,857	74,351
Other	9,174	12,215	1,894	93,053	13,619
Total expenses	3,125,589	987,034	223,039	13,009,690	1,041,050
Expenses waived and/or reimbursed:
Class A	—	—	—	—	(60,231)
Class C	—	—	—	—	(42,275)
Class I	—	—	—	—	(44,555)
Class I3	—	(115,813)	—	(74,860)	—
Class R	—	(5,891)	—	(47,078)	—
Class R4	—	(41,336)	(69,740)	(71,926)	—
Class T1	—	—	—	—	(1)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	10,584
Class C	—	—	—	—	5,968
Class I	—	—	—	—	11,870
Class I3	—	21,833	—	12,744	—
Class R	—	5,891	—	28,401	—
Class R4	—	3,453	—	11,950	—
Class T1	—	—	—	—	1
Net expenses	3,125,589	855,171	153,299	12,868,921	922,411
Net investment income (loss)	(67,160)	2,708,942	755,102	97,141,878	3,052,788
Net realized gain (loss) on:
Investments	86,606,091	(74,190)	—	8,403,125	(1,691,804)
Foreign currency transactions	(3,468)	—	—	68	—
Allocated from Series Portfolios	—	1,511,352	(271,995)	—	—
Net realized gain (loss)	86,602,623	1,437,162	(271,995)	8,403,193	(1,691,804)

Net change in unrealized appreciation (depreciation) on:
Investments	14,285,935	(828,500)	—	47,175,073	(457,090)
Translation of assets and liabilities denominated in foreign currencies	1,888	—	—	—	—
Allocated from Series Portfolios	—	(1,308,687)	202,411	—	—
Net change in unrealized appreciation (depreciation)	14,287,823	(2,137,187)	202,411	47,175,073	(457,090)
Net realized and change in unrealized gain (loss)	100,890,446	(700,025)	(69,584)	55,578,266	(2,148,894)
Net increase (decrease) in net assets resulting from operations	$100,823,286	$2,008,917	$685,518	$152,720,144	$903,894

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	For the year ended December 31, 2016.
(D)	Class T1 commenced operations on March 17, 2017.
(E)	Class I3, R, and R4 commenced operations on March 24, 2017.
(F)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Inflation Opportunities (A)	Transamerica Inflation-Protected Securities (B)		Transamerica Intermediate Bond (E)
	October 31, 2017	October 31, 2017 (C)	December 31, 2016 (D)	October 31, 2017 (F)	December 31, 2016 (D)
Investment Income:
Dividend income	$42,070	$—	$—	$128,035	$—
Dividend income allocated from Series Portfolios	—	—	—	10,946	44,995
Interest income	4,035,387	2,084,612	—	51,334,012	—
Interest income allocated from Series Portfolios	—	437,208	1,395,506	1,765,525	9,782,881
Net income (loss) from securities lending	6,125	8,808	—	148,131	—
Net income (loss) from securities lending allocated from Series Portfolios	—	327	3,033	5,942	35,424
Withholding taxes on foreign income	—	688	—	—	—
Withholding taxes on foreign income allocated from Series Portfolios	—	—	—	—	4
Expenses (net of waiver and/or reimbursement) allocated from Series Portfolios	—	(81,039)	(306,139)	(272,857)	(1,279,885)
Total investment income	4,083,582	2,450,604	1,092,400	53,119,734	8,583,419
Expenses:
Investment management fees	998,289	428,173	—	7,119,248	—
Distribution and service fees:
Class A	1,611	—	—	—	—
Class C	6,700	—	—	—	—
Class R	—	83,073	—	572,986	—
Class R4	—	100,153	197,308	631,065	910,129
Class T1	16	—	—	—	—
Administration fees	—	9,579	39,461	36,006	182,026
Transfer agent fees
Class A	3,891	—	—	—	—
Class C	663	—	—	—	—
Class I	410	—	—	—	—
Class I2	12,779	—	—	93,071	—
Class I3	—	5,637	—	27,357	—
Class R4	—	1,568	—	13,531	—
Class R6	4	—	—	—	—
Trustees, CCO and deferred compensation fees	3,074	1,868	1,483	36,743	6,742
Audit and tax fees	39,482	27,514	10,649	42,018	17,381
Custody fees	45,898	51,250	11,100	210,576	11,100
Legal fees	8,880	9,748	2,951	128,691	13,544
Printing and shareholder reports fees	11,872	6,578	8,189	62,862	35,421
Registration fees	75,164	58,297	26,757	314,974	33,251
Other	17,044	14,764	2,470	57,817	9,187
Total expenses before waiver and/or reimbursement and recapture	1,225,777	798,202	300,368	9,346,945	1,218,781
Expenses waived and/or reimbursed:
Class A	(3,565)	—	—	—	—
Class C	(507)	—	—	—	—
Class I	(319)	—	—	—	—
Class I3	—	(116,546)	—	(89,226)	—
Class R	—	(18,557)	—	(1,610)	—
Class R4	—	(58,215)	(103,130)	(86,340)	(194,347)
Class T1	(1)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	23	—	—	—	—
Class C	206	—	—	—	—
Class I	103	—	—	—	—
Class I3	—	26,834	—	11,020	—
Class R	—	16,414	—	1,610	—
Class R4	—	4,722	—	4,147	—
Class T1	1	—	—	—	—
Net expenses	1,221,718	652,854	197,238	9,186,546	1,024,434
Net investment income (loss)	2,861,864	1,797,750	895,162	43,933,188	7,558,985

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Inflation Opportunities (A)	Transamerica Inflation-Protected Securities (B)		Transamerica Intermediate Bond (E)
	October 31, 2017	October 31, 2017 (C)	December 31, 2016 (D)	October 31, 2017 (F)	December 31, 2016 (D)
Net realized gain (loss) on:
Investments	$(11,726)	$(472,029)	$—	$12,477,427	$—
Written options and swaptions	—	(314,264)	—	—	—
Swap agreements	—	(181,304)	—	—	—
Futures contracts	—	(289,713)	—	—	—
Forward foreign currency contracts	(1,813,672)	(544,354)	—	—	—
Foreign currency transactions	(52,185)	56,397	—	—	—
Allocated from Series Portfolios	—	425,860	(242,185)	2,063,488	3,195,662
Net realized gain (loss)	(1,877,583)	(1,319,407)	(242,185)	14,540,915	3,195,662

Net change in unrealized appreciation (depreciation) on:
Investments	1,182,984	(203,106)	—	32,404,587	—
Written options and swaptions	—	(14,353)	—	—	—
Swap agreements	—	173,641	—	—	—
Futures contracts	—	16,541	—	—	—
Forward foreign currency contracts	318,168	238,161	—	—	—
Translation of assets and liabilities denominated in foreign currencies	837	8,910	—	—	—
Allocated from Series Portfolios	—	57,860	2,279,047	(33,975)	745,508
Net change in unrealized appreciation (depreciation)	1,501,989	277,654	2,279,047	32,370,612	745,508
Net realized and change in unrealized gain (loss)	(375,594)	(1,041,753)	2,036,862	46,911,527	3,941,170
Net increase (decrease) in net assets resulting from operations	$2,486,270	$755,997	$2,932,024	$90,844,715	$11,500,155

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	For the year ended December 31, 2016.
(E)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(F)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Intermediate Muni (A) (B)	Transamerica International Equity (A) (B) (C)	Transamerica International Small Cap Value	Transamerica Large Cap Value (A) (B)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Investment Income:
Dividend income	$26,897	$178,274,784	$21,458,650	$48,120,397
Interest income	34,448,543	144,326	9,231	69,709
Net income (loss) from securities lending	—	1,540,199	343,579	74,947
Withholding taxes on foreign income	—	(12,677,330)	(1,883,103)	(1,029,564)
Total investment income	34,475,440	167,281,979	19,928,357	47,235,489

Expenses:
Investment management fees	5,520,692	32,024,204	7,211,914	14,469,683
Distribution and service fees:
Class A	885,777	741,228	—	287,598
Class C	1,862,370	611,638	—	400,497
Class R	—	259,459	—	—
Class R4	—	43,097	—	—
Class T1	16	16	—	16
Transfer agent fees
Class A	178,111	478,731	—	145,534
Class C	107,245	93,276	—	44,064
Class I	780,758	1,888,522	294,165	148,418
Class I2	—	144,911	36,381	144,314
Class I3	—	13,409	—	—
Class R	—	2,703	—	—
Class R4	—	1,293	—	—
Class R6	—	10,271	—	707
Advisor Class	101	61	—	563
Trustees, CCO and deferred compensation fees	23,280	81,672	14,001	39,632
Audit and tax fees	44,357	87,045	32,248	46,190
Custody fees	141,875	1,886,752	410,849	189,388
Legal fees	70,632	242,132	39,559	117,320
Printing and shareholder reports fees	212,686	436,153	44,705	158,783
Registration fees	153,141	376,069	48,868	138,948
Other	33,757	140,225	27,440	47,448
Total expenses before waiver and/or reimbursement and recapture	10,014,798	39,562,867	8,160,130	16,379,103
Expenses waived and/or reimbursed:
Class A	(354,310)	—	—	—
Class C	(465,593)	—	—	—
Class R6	—	(800)	—	—
Recapture of previously waived and/or reimbursed fees:
Class R6	—	800	—	—
Net expenses	9,194,895	39,562,867	8,160,130	16,379,103
Net investment income (loss)	25,280,545	127,719,112	11,768,227	30,856,386

Net realized gain (loss) on:
Investments	(13,096,372)	8,040,783	(11,219,497)	236,962,877
Foreign currency transactions	—	(752,987)	158,493	—
Net realized gain (loss)	(13,096,372)	7,287,796	(11,061,004)	236,962,877

Net change in unrealized appreciation (depreciation) on:
Investments	(4,660,695)	650,765,890	161,888,530	142,147,449
Translation of assets and liabilities denominated in foreign currencies	—	353,049	56,675	—
Net change in unrealized appreciation (depreciation)	(4,660,695)	651,118,939	161,945,205	142,147,449
Net realized and change in unrealized gain (loss)	(17,757,067)	658,406,735	150,884,201	379,110,326
Net increase (decrease) in net assets resulting from operations	$7,523,478	$786,125,847	$162,652,428	$409,966,712

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I3, R, and R4 commenced operations on March 10, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Large Core (A)		Transamerica Large Growth (D)
	October 31, 2017 (B)	December 31, 2016 (C)	October 31, 2017 (B)	December 31, 2017 (C)
Investment Income:
Dividend income	$3,678,899	$—	$6,008,433	$—
Dividend income allocated from Series Portfolios	44,111	272,550	148,834	1,020,591
Interest income	3	—	—	—
Interest income allocated from Series Portfolios	4	25	35	198
Net income (loss) from securities lending	670	—	1,386	—
Net income (loss) from securities lending allocated from Series Portfolios	93	2,285	418	45,130
Withholding taxes on foreign income	(6,142)	—	(28,123)	—
Withholding taxes on foreign income allocated from Series Portfolios	(208)	(531)	(21,442)	(8,408)
Expenses (net of waiver and/or reimbursement) allocated from Series Portfolios	(13,423)	(67,243)	(105,726)	(638,420)
Total investment income	3,704,007	207,086	6,003,815	419,091

Expenses:
Investment management fees	1,182,952	—	3,632,657	—
Distribution and service fees:
Class R	252,140	—	571,714	—
Class R4	23,336	26,964	131,870	256,344
Administration fees	1,033	5,393	8,131	51,269
Transfer agent fees
Class I3	9,755	—	30,603	—
Class R	1,745	—	4,885	—
Class R4	545	—	2,736	—
Trustees, CCO and deferred compensation fees	3,317	164	10,191	1,916
Audit and tax fees	32,459	9,041	36,468	11,173
Custody fees	36,190	11,100	146,532	11,100
Legal fees	11,589	444	34,214	3,804
Printing and shareholder reports fees	4,842	1,873	11,560	10,613
Registration fees	74,018	20,548	110,450	23,283
Other	4,732	854	12,308	2,971
Total expenses before waiver and/or reimbursement and recapture	1,638,653	76,381	4,744,319	372,473
Expenses waived and/or reimbursed:
Class I3	(136,101)	—	(383,396)	—
Class R	(68,306)	—	(29,741)	—
Class R4	(16,293)	(47,032)	(53,047)	(109,097)
Recapture of previously waived and/or reimbursed fees:
Class I3	29,204	—	96,978	—
Class R	28,922	—	29,741	—
Class R4	1,699	—	9,261	—
Net expenses	1,477,778	29,349	4,414,115	263,376
Net investment income (loss)	2,226,229	177,737	1,589,700	155,715

Net realized gain (loss) on:
Investments	3,896,950	—	11,907,010	—
Foreign currency transactions	65	—	(3,652)	—
Allocated from Series Portfolios	(19,816,427)	53,941	(18,964,494)	8,322,753
Net realized gain (loss)	(15,919,412)	53,941	(7,061,136)	8,322,753

Net change in unrealized appreciation (depreciation) on:
Investments	24,167,359	—	125,466,311	—
Translation of assets and liabilities denominated in foreign currencies	—	—	620	—
Allocated from Series Portfolios	20,356,926	517,564	26,621,833	(7,744,083)
Net change in unrealized appreciation (depreciation)	44,524,285	517,564	152,088,764	(7,744,083)
Net realized and change in unrealized gain (loss)	28,604,873	571,505	145,027,628	578,670
Net increase (decrease) in net assets resulting from operations	$30,831,102	$749,242	$146,617,328	$734,385

(A)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	For the year ended December 31, 2016.
(D)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Large Value Opportunities (A)		Transamerica Mid Cap Growth (D) (E)
	October 31, 2017 (B)	December 31, 2016 (C)	October 31, 2017 (F)	December 31, 2016 (C)
Investment Income:
Dividend income	$7,830,089	$—	$2,119,099	$—
Dividend income allocated from Series Portfolios	632,103	2,344,128	30,578	136,127
Interest income	48	—	417	—
Interest income allocated from Series Portfolios	129	228	5	10
Net income (loss) from securities lending	(101)	—	14,066	—
Net income (loss) from securities lending allocated from Series Portfolios	1,324	49,211	231	3,764
Withholding taxes on foreign income	(9,580)	—	—	—
Withholding taxes on foreign income allocated from Series Portfolios	(476)	(3,662)	(878)	(1,036)
Expenses (net of waiver and/or reimbursement) allocated from Series Portfolios	(155,378)	(430,514)	(27,351)	(121,049)
Total investment income	8,298,158	1,959,391	2,136,167	17,816

Expenses:
Investment management fees	1,692,648	—	1,315,682	—
Distribution and service fees:
Class A	—	—	14,886	—
Class C	—	—	8,352	—
Class R	308,978	—	110,920	—
Class R4	158,611	235,717	28,052	40,385
Class T1	—	—	16	—
Administration fees	16,605	47,143	1,634	8,077
Transfer agent fees
Class A	—	—	11,231	—
Class C	—	—	1,542	—
Class I	—	—	451	—
Class I2	—	—	7,771	—
Class I3	19,545	—	2,588	—
Class R	664	—	1,006	—
Class R4	2,268	—	597	—
Advisor Class	—	—	14	—
Trustees, CCO and deferred compensation fees	6,065	1,751	3,232	316
Audit and tax fees	32,906	11,017	26,090	9,131
Custody fees	91,016	11,101	25,614	11,100
Legal fees	32,560	3,510	7,186	557
Printing and shareholder reports fees	26,125	9,823	13,449	2,263
Registration fees	96,810	24,379	117,054	18,421
Other	13,260	2,789	9,609	991
Total expenses before waiver and/or reimbursement and recapture	2,498,061	347,230	1,706,976	91,241
Expenses waived and/or reimbursed:
Class C	—	—	(15)	—
Class I3	(235,072)	—	(48,246)	—
Class R	(63,049)	—	(24,244)	—
Class R4	(54,800)	(82,354)	(27,527)	(59,148)
Advisor Class	—	—	(4)	—
Recapture of previously waived and/or reimbursed fees:
Class C	—	—	15	—
Class I3	34,683	—	7,421	—
Class R	21,225	—	20,795	—
Class R4	4,209	—	2,603	—
Advisor Class	—	—	3	—
Net expenses	2,205,257	264,876	1,637,777	32,093
Net investment income (loss)	6,092,901	1,694,515	498,390	(14,277)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Large Value Opportunities (A)		Transamerica Mid Cap Growth (D) (E)
	October 31, 2017 (B)	December 31, 2016 (C)	October 31, 2017 (F)	December 31, 2016 (C)
Net realized gain (loss) on:
Investments	$(659,438)	$—	$10,843,576	$—
Allocated from Series Portfolios	(99,187,677)	(1,133,458)	(93,487)	660,335
Net realized gain (loss)	(99,847,115)	(1,133,458)	10,750,089	660,335

Net change in unrealized appreciation (depreciation) on:
Investments	49,510,590	—	9,945,942	—
Allocated from Series Portfolios	100,830,830	7,646,532	1,228,606	1,163,662
Net change in unrealized appreciation (depreciation)	150,341,420	7,646,532	11,174,548	1,163,662
Net realized and change in unrealized gain (loss)	50,494,305	6,513,074	21,924,637	1,823,997
Net increase (decrease) in net assets resulting from operations	$56,587,206	$8,207,589	$22,423,027	$1,809,720

(A)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	For the year ended December 31, 2016.
(D)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Class T1 commenced operations on March 17, 2017.
(F)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Mid Cap Value Opportunities (A) (B) (C)	Transamerica MLP & Energy Income (A) (B)	Transamerica Multi-Cap Growth (A) (B)	Transamerica Multi-Managed Balanced (A) (D)	Transamerica Short-Term Bond (A) (B)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Investment Income:
Dividend income	$21,705,262	$11,707,992	$3,006,904	$10,925,046	$—
Interest income	71,689	1,062,925	1,493	10,047,300	77,903,992
Net income (loss) from securities lending	85,555	218,746	1,627	49,723	92,758
Withholding taxes on foreign income	(36,900)	(327,134)	(30,826)	(1,905)	—
Total investment income	21,825,606	12,662,529	2,979,198	21,020,164	77,996,750

Expenses:
Investment management fees	9,535,671	4,157,544	1,870,944	6,482,744	14,450,673
Distribution and service fees:
Class A	261,368	95,981	121,902	1,337,679	2,426,272
Class B	—	—	8,418	29,315	—
Class C	134,862	288,587	79,846	2,170,022	5,639,218
Class R	329,583	—	—	—	—
Class R4	690,184	—	—	—	—
Class T1	16	16	18	16	16
Transfer agent fees
Class A	90,499	57,710	223,092	401,585	549,370
Class B	—	—	8,458	12,865	—
Class C	17,580	50,523	30,723	198,908	431,923
Class I	403,592	51,835	90,538	271,389	1,080,075
Class I2	24,619	19,274	11,673	—	25,084
Class I3	13,706	—	—	—	—
Class R	12,060	—	—	—	—
Class R4	20,705	—	—	—	—
Class R6	751	—	—	641	65
Advisor Class	19	18	19	14	34
Trustees, CCO and deferred compensation fees	23,893	6,489	4,719	18,137	52,088
Audit and tax fees	48,309	31,568	36,550	38,856	60,457
Custody fees	203,195	43,388	34,569	156,829	231,324
Legal fees	70,658	18,877	13,675	53,540	146,329
Printing and shareholder reports fees	137,617	49,635	9,714	98,194	307,255
Registration fees	255,306	82,998	92,608	136,006	253,857
Other	41,875	19,695	10,280	37,050	71,282
Total expenses before waiver and/or reimbursement and recapture	12,316,068	4,974,138	2,647,746	11,443,790	25,725,322
Expenses waived and/or reimbursed:
Class A	(1,132)	—	(118,223)	—	—
Class B	—	—	(6,858)	(347)	—
Class C	(81)	(8,284)	(13,994)	—	—
Class I3	(122,573)	—	—	—	—
Class R	(38,050)	—	—	—	—
Class R4	(322,204)	—	—	—	—
Advisor Class	(2)	(4)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	1,132	—	4,497	—	—
Class B	—	—	292	347	—
Class C	81	6,498	1,192	—	—
Class I3	11,374	—	—	—	—
Class R	24,149	—	—	—	—
Class R4	16,017	—	—	—	—
Advisor Class	1	1	—	—	—
Net expenses	11,884,780	4,972,349	2,514,652	11,443,790	25,725,322
Net investment income (loss)	9,940,826	7,690,180	464,546	9,576,374	52,271,428

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Mid Cap Value Opportunities (A) (B) (C)	Transamerica MLP & Energy Income (A) (B)	Transamerica Multi-Cap Growth (A) (B)	Transamerica Multi-Managed Balanced (A) (D)	Transamerica Short-Term Bond (A) (B)
	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017	October 31, 2017
Net realized gain (loss) on:
Investments	$45,269,180	$15,970,654	$12,103,202	$20,797,356	$(2,199,067)
Written options and swaptions	—	92,964	—	—	—
Futures contracts	—	—	—	1,730,689	—
Foreign currency transactions	—	11,382	—	779	—
Net realized gain (loss)	45,269,180	16,075,000	12,103,202	22,528,824	(2,199,067)

Net change in unrealized appreciation (depreciation) on:
Investments	15,028,559	(11,003,601)	40,261,380	94,192,661	4,706,987
Securities sold short	—	—	—	(7,106)	—
Futures contracts	—	—	—	125,440	—
Translation of assets and liabilities denominated in foreign currencies	—	(1,116)	—	—	—
Net change in unrealized appreciation (depreciation)	15,028,559	(11,004,717)	40,261,380	94,310,995	4,706,987
Net realized and change in unrealized gain (loss)	60,297,739	5,070,283	52,364,582	116,839,819	2,507,920
Net increase (decrease) in net assets resulting from operations	$70,238,565	$12,760,463	$52,829,128	$126,416,193	$54,779,348

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class R, R4, and I3 commenced operations on March 24, 2017.
(D)	Advisor Class commenced operations on March 3, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Small Cap Core (A) (B)		Transamerica Small Cap Growth (B) (E) (F)	Transamerica Small Cap Value (G)
	October 31, 2017 (C)	December 31, 2016 (D)	October 31, 2017	October 31, 2017 (H)	December 31, 2016 (D)
Investment Income:
Dividend income	$2,671,377	$—	$533,916	$2,064,195	$—
Dividend income allocated from Series Portfolios	32,931	230,154	—	23,318	113,034
Interest income	1,723	—	3,645	1,868	—
Interest income allocated from Series Portfolios	9	42	—	14	38
Net income (loss) from securities lending	24,303	—	39,510	424,280	—
Net income (loss) from securities lending allocated from Series Portfolios	271	4,014	—	1,913	4,720
Withholding taxes on foreign income	(3,493)	—	—	(8,196)	—
Withholding taxes on foreign income allocated from Series Portfolios	(11)	(44)	—	(61)	(130)
Expenses (net of waiver and/or reimbursement) allocated from Series Portfolios	(23,326)	(100,716)	—	(18,908)	(56,810)
Total investment income	2,703,784	133,450	577,071	2,488,423	60,852

Expenses:
Investment management fees	1,440,548	—	1,069,665	1,390,108	—
Distribution and service fees:
Class A	5,385	—	32,183	3,436	—
Class C	4,314	—	27,599	4,501	—
Class R	190,693	—	82,955	44,900	—
Class R4	21,823	31,170	12,006	6,709	16,551
Class T1	16	—	16	14	—
Administration fees	1,350	6,234	—	1,004	3,310
Transfer agent fees
Class A	4,530	—	23,547	4,276	—
Class C	839	—	4,284	522	—
Class I	1,218	—	10,131	665	—
Class I2	1,581	—	3,961	9,888	—
Class I3	7,848	—	1,754	1,589	—
Class R	1,421	—	804	—	—
Class R4	452	—	360	51	—
Class R6	—	—	4	2	—
Advisor Class	12	—	22	11	—
Trustees, CCO and deferred compensation fees	3,036	250	2,188	3,328	131
Audit and tax fees	28,830	9,012	28,954	17,569	8,914
Custody fees	40,488	11,100	46,661	29,881	11,100
Legal fees	10,450	322	5,594	11,576	234
Printing and shareholder reports fees	7,011	1,705	4,985	8,200	1,762
Registration fees	127,558	20,527	142,231	83,384	9,642
Other	8,289	941	22,147	8,958	757
Total expenses before waiver and/or reimbursement and recapture	1,907,692	81,261	1,522,051	1,630,572	52,401
Expenses waived and/or reimbursed:
Class A	(3,448)	—	(20,083)	(3,082)	—
Class C	(696)	—	(3,390)	(94)	—
Class I	(790)	—	(8,377)	(407)	—
Class I2	(13,489)	—	(13,173)	—	—
Class I3	(143,502)	—	(53,437)	(25,731)	—
Class R	(20,577)	—	(27,218)	(4,749)	—
Class R4	(17,124)	(48,077)	(12,201)	(23,871)	(35,961)
Class R6	—	—	(12)	—	—
Class T1	(1)	—	(3)	(1)	—
Advisor Class	(7)	—	(18)	(6)	—
Recapture of previously waived and/or reimbursed fees:
Class A	2,342	—	7,232	508	—
Class C	604	—	1,400	94	—
Class I	1,456	—	6,271	405	—
Class I2	30,399	—	13,173	—	—
Class I3	6,983	—	12,671	6,310	—
Class R	20,577	—	23,624	4,749	—
Class R4	328	—	3,829	737	—
Class R6	—	—	12	—	—
Class T1	1	—	3	1	—
Advisor Class	4	—	4	2	—
Net expenses	1,770,752	33,184	1,452,358	1,585,437	16,440
Net investment income (loss)	933,032	100,266	(875,287)	902,986	44,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the period and year ended:

	Transamerica Small Cap Core (A) (B)		Transamerica Small Cap Growth (B) (E) (F)	Transamerica Small Cap Value (G)
	October 31, 2017 (C)	December 31, 2016 (D)	October 31, 2017	October 31, 2017 (H)	December 31, 2016 (D)
Net realized gain (loss) on:
Investments	$5,468,327	$—	$10,735,168	$14,690,198	$—
Foreign currency transactions	11	—	—	126	—
Allocated from Series Portfolios	(47,991,746)	243,734	—	4,987,862	34,016
Net realized gain (loss)	(42,523,408)	243,734	10,735,168	19,678,186	34,016

Net change in unrealized appreciation (depreciation) on:
Investments	2,267,685	—	15,784,843	8,637,241	—
Translation of assets and liabilities denominated in foreign currencies	(1)	—	—	(3)	—
Allocated from Series Portfolios	47,847,340	2,263,938	—	(5,039,261)	1,123,681
Net change in unrealized appreciation (depreciation)	50,115,024	2,263,938	15,784,843	3,597,977	1,123,681
Net realized and change in unrealized gain (loss)	7,591,616	2,507,672	26,520,011	23,276,163	1,157,697
Net increase (decrease) in net assets resulting from operations	$8,524,648	$2,607,938	$25,644,724	$24,179,149	$1,202,109

(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Class T1 commenced operations on March 17, 2017.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	For the year ended December 31, 2016.
(E)	Class I3, R, and R4 commenced operations on March 10, 2017.
(F)	Advisor Class commenced operations on December 16, 2016.
(G)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(H)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Operations represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended:

	Transamerica Small/Mid Cap Value (A) (B)	Transamerica Strategic High Income (A) (B)	Transamerica Unconstrained Bond (B)		Transamerica US Growth (A) (B)
	October 31, 2017	October 31, 2017	October 31, 2017		October 31, 2017
Investment Income:
Dividend income	$11,533,113	$3,690,145	$—		$13,132,735
Interest income	6,067	2,856,253	8,702,717		5,822
Net income (loss) from securities lending	105,266	83,184	39,100		5,080
Withholding taxes on foreign income	(24,598)	(57,995)	(70,941)		(190,050)
Total investment income	11,619,848	6,571,587	8,670,876		12,953,587

Expenses:
Investment management fees	6,728,801	914,588	1,656,804		7,238,634
Distribution and service fees:
Class A	936,489	60,386	—		1,170,707
Class B	79,484	—	—		62,974
Class C	2,534,774	446,770	—		464,944
Class T1	16	16	—		16
Transfer agent fees
Class A	718,523	25,879	—		890,195
Class B	16,418	—	—		29,927
Class C	301,313	45,528	—		107,439
Class I	214,764	66,254	1,375		229,524
Class I2	1,540	—	18,450		18,493
Class R6	161	—	—		—
Class T	—	—	—		82,543
Advisor Class	113	26	19		19
Trustees, CCO and deferred compensation fees	15,500	2,417	4,508		18,610
Audit and tax fees	30,668	32,577	38,339		35,005
Custody fees	111,567	18,476	184,702		96,249
Legal fees	48,088	4,582	13,121		53,918
Printing and shareholder reports fees	128,101	20,154	24,489		91,829
Registration fees	133,355	93,650	49,648		120,048
Other	22,472	22,588	18,880		25,970
Total expenses	12,022,147	1,753,891	2,010,335		10,737,044
Expenses waived and/or reimbursed:
Class A	—	(6,906)	—		—
Class B	—	—	—		(3,845)
Class C	—	(6,635)	—		—
Class I	—	(25,467)	(379)		—
Class T1	—	(2)	—		—
Advisor Class	—	(15)	(7)		—
Recapture of previously waived and/or reimbursed fees:
Class A	—	10,225	—		—
Class B	—	—	—		1,065
Class C	—	8,069	—		—
Class I	—	36,219	623		—
Class I2	—	12	—		—
Class T1	—	2	—		—
Advisor Class	—	5	1		—
Net expenses	12,022,147	1,769,398	2,010,573		10,734,264
Net investment income (loss)	(402,299)	4,802,189	6,660,303		2,219,323

Net realized gain (loss) on:
Investments	107,344,174	9,067,452	5,269,225		100,647,830
Futures contracts	—	—	1,244,666		—
Foreign currency transactions	—	(37,259)	59,260		—
Net realized gain (loss)	107,344,174	9,030,193	6,573,151		100,647,830

Net change in unrealized appreciation (depreciation) on:
Investments	72,322,791	3,139,083	1,143,698	(C)	137,548,583
Unfunded commitment	—	—	427		—
Futures contracts	—	—	7,126		—
Translation of assets and liabilities denominated in foreign currencies	—	300	(2,506)		(47,310)
Net change in unrealized appreciation (depreciation)	72,322,791	3,139,383	1,148,745		137,501,273
Net realized and change in unrealized gain (loss)	179,666,965	12,169,576	7,721,896		238,149,103
Net increase (decrease) in net assets resulting from operations	$179,264,666	$16,971,765	$14,382,199		$240,368,426

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Net change in foreign capital gains tax of $2,827.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS

For the period and years ended:

	Transamerica Balanced II (A) (B)			Transamerica Bond
	October 31, 2017 (C)	December 31, 2016	December 31, 2015	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$818,046	$1,007,112	$930,299	$9,131,582	$21,140,499
Net realized gain (loss)	88,798	—	—	1,514,668	(548,273)
Net realized gain (loss) allocated from Series Portfolios	8,798,847	2,665,661	4,428,149	—	—
Net change in unrealized appreciation (depreciation)	2,205,835	—	—	1,945,210	9,379,687
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	(1,512,266)	2,787,190	(5,708,493)	—	—
Net increase (decrease) in net assets resulting from operations	10,399,260	6,459,963	(350,045)	12,591,460	29,971,913

Dividends and/or distributions to shareholders:
Net investment income:
Class I2	—	—	—	(6,941,331)	(15,255,378)
Class R	(808,533)	(1,097,995)	(1,005,819)	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	(73,473)	(4,642)
Total dividends and/or distributions from net investment income	(808,533)	(1,097,995)	(1,005,819)	(7,014,804)	(15,260,020)
Net realized gains:
Class I2	—	—	—	(9,424,366)	(26,329,259)
Class R	(7,555,327)	(1,641,858)	(608,233)	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	(26,653)	(2,610)
Total dividends and/or distributions from net realized gains	(7,555,327)	(1,641,858)	(608,233)	(9,451,019)	(26,331,869)
Total dividends and/or distributions to shareholders	(8,363,860)	(2,739,853)	(1,614,052)	(16,465,823)	(41,591,889)

Capital share transactions:
Proceeds from shares sold:
Class I2	—	—	—	6,058,729	29,208,199
Class I3	143,037	—	—	—	—
Class R	4,444,753	8,426,436	40,264,495	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	5,458,750	420,854
	4,587,790	8,426,436	40,264,495	11,517,479	29,629,053
Issued from fund acquisition:
Class I3	56,191,666	—	—	—	—
	56,191,666	—	—	—	—
Dividends and/or distributions reinvested:
Class I2	—	—	—	16,365,697	41,584,637
Class R	8,363,860	2,739,853	1,614,052	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	100,126	7,252
	8,363,860	2,739,853	1,614,052	16,465,823	41,591,889
Cost of shares redeemed:
Class I2	—	—	—	(39,320,711)	(612,989,972)
Class I3	(1,127,147)	—	—	—	—
Class R	(13,166,410)	(14,972,910)	(26,820,512)	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	(244,517)	(11,148)
	(14,293,557)	(14,972,910)	(26,820,512)	(39,565,228)	(613,001,120)
Net increase (decrease) in net assets resulting from capital share transactions	54,849,759	(3,806,621)	15,058,035	(11,581,926)	(541,780,178)
Net increase (decrease) in net assets	56,885,159	(86,511)	13,093,938	(15,456,289)	(553,400,154)

Net assets:
Beginning of period/year	90,454,782	90,541,293	77,447,355	224,414,816	777,814,970
End of period/year	$147,339,941	$90,454,782	$90,541,293	$208,958,527	$224,414,816
Undistributed (distributions in excess of) net investment income (loss)	$61,560	$72,977	$17,921	$(1,263,623)	$(2,211,780)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Balanced II (A) (B)			Transamerica Bond
	October 31, 2017 (C)	December 31, 2016	December 31, 2015	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class I2	—	—	—	644,276	3,176,326
Class I3	14,171	—	—	—	—
Class R	423,788	853,260	4,055,305	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	573,501	44,913
	437,959	853,260	4,055,305	1,217,777	3,221,239
Shares issued on fund acquisition:
Class I3	5,619,167	—	—	—	—
	5,619,167	—	—	—	—
Shares reinvested:
Class I2	—	—	—	1,774,262	4,655,495
Class R	834,377	272,613	166,972	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	10,684	791
	834,377	272,613	166,972	1,784,946	4,656,286
Shares redeemed:
Class I2	—	—	—	(4,180,847)	(63,348,559)
Class I3	(111,746)	—	—	—	—
Class R	(1,252,751)	(1,528,548)	(2,725,683)	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	(25,879)	(1,165)
	(1,364,497)	(1,528,548)	(2,725,683)	(4,206,726)	(63,349,724)
Net increase (decrease) in shares outstanding:
Class I2	—	—	—	(1,762,309)	(55,516,738)
Class I3	5,521,592	—	—	—	—
Class R	5,414	(402,675)	1,496,594	—	—
Class R4	—	—	—	—	—
Class R6	—	—	—	558,306	44,539
	5,527,006	(402,675)	1,496,594	(1,204,003)	(55,472,199)

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective September 15, 2017, the Fund underwent a 2.01-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Capital Growth (A) (B)		Transamerica Concentrated Growth (A) (B)		Transamerica Dividend Focused (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$(5,891,539)	$(3,430,121)	$577,613	$1,878,293	$15,527,281	$26,957,505
Net realized gain (loss)	195,874,058	178,137,454	12,300,896	61,775,980	45,319,607	102,749,875
Net change in unrealized appreciation (depreciation)	24,211,473	(144,080,018)	32,328,280	(11,815,463)	85,078,091	(30,855,088)
Net increase (decrease) in net assets resulting from operations	214,193,992	30,627,315	45,206,789	51,838,810	145,924,979	98,852,292

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	(2,217)	(902)	(1,950,815)	(1,186,902)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(94,324)	(83,811)
Class I	—	—	(161,220)	(71,704)	(316,789)	(173,329)
Class I2	—	—	(1,597,015)	(1,601,992)	(15,048,195)	(24,361,220)
Class R6	—	—	—	—	(51,142)	(5,430)
Class T1	—	—	—	—	(114)	—
Advisor Class	—	—	(3)	—	(159)	—
Total dividends and/or distributions from net investment income	—	—	(1,760,455)	(1,674,598)	(17,461,538)	(25,810,692)
Net realized gains:
Class A	(30,968,652)	(5,675,091)	(98,367)	—	(11,783,484)	(7,420,644)
Class B	(475,627)	(142,588)	—	—	—	—
Class C	(13,402,952)	(2,760,430)	(105,338)	—	(988,062)	(781,365)
Class I	(27,681,430)	(5,083,818)	(3,547,712)	—	(1,399,900)	(878,040)
Class I2	(61,546,757)	(41,875,786)	(31,167,503)	—	(88,890,353)	(122,506,398)
Class R6	—	—	—	—	(92,323)	(6,989)
Advisor Class	(1,765)	—	(1,418)	—	(1,229)	—
Total dividends and/or distributions from net realized gains	(134,077,183)	(55,537,713)	(34,920,338)	—	(103,155,351)	(131,593,436)
Total dividends and/or distributions to shareholders	(134,077,183)	(55,537,713)	(36,680,793)	(1,674,598)	(120,616,889)	(157,404,128)

Capital share transactions:
Proceeds from shares sold:
Class A	86,551,909	58,713,338	326,652	141,484	14,292,306	43,970,794
Class B	84,527	158,206	—	—	—	—
Class C	20,534,662	19,158,018	189,910	302,227	1,943,068	4,626,518
Class I	154,609,137	60,616,566	7,782,093	2,349,119	7,812,544	5,501,417
Class I2	2,266,207	31,238,600	1,817,712	381,398,082	10,412,578	729,919,715
Class R6	—	—	—	—	3,171,661	450,087
Class T1	10,033	—	10,000	—	10,000	—
Advisor Class	65,400	—	10,000	—	10,000	—
	264,121,875	169,884,728	10,136,367	384,190,912	37,652,157	784,468,531
Dividends and/or distributions reinvested:
Class A	30,368,051	5,530,965	100,584	902	13,722,660	8,590,237
Class B	472,403	139,867	—	—	—	—
Class C	12,505,792	2,342,840	105,338	—	1,078,282	860,111
Class I	26,612,251	4,773,081	3,665,935	70,845	1,716,450	1,044,171
Class I2	61,546,757	41,811,721	32,764,518	1,601,992	103,938,548	146,699,481
Class R6	—	—	—	—	143,465	12,419
Class T1	—	—	—	—	114	—
Advisor Class	1,765	—	1,421	—	1,388	—
	131,507,019	54,598,474	36,637,796	1,673,739	120,600,907	157,206,419
Cost of shares redeemed:
Class A	(92,900,340)	(56,500,602)	(226,124)	(88,281)	(24,283,007)	(11,076,371)
Class B	(285,378)	(438,052)	—	—	—	—
Class C	(24,734,673)	(20,915,151)	(32,460)	(33,745)	(4,012,194)	(1,811,982)
Class I	(88,460,334)	(58,324,633)	(4,300,932)	(2,250,473)	(3,445,217)	(1,570,347)
Class I2	(84,375,674)	(841,145,028)	(73,467,287)	(600,264,357)	(230,550,048)	(1,005,896,361)
Class R6	—	—	—	—	(437,919)	(32,441)
Advisor Class	(42,830)	—	—	—	—	—
	(290,799,229)	(977,323,466)	(78,026,803)	(602,636,856)	(262,728,385)	(1,020,387,502)
Automatic conversions:
Class A	1,220,208	1,059,412	—	—	—	—
Class B	(1,220,208)	(1,059,412)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	104,829,665	(752,840,264)	(31,252,640)	(216,772,205)	(104,475,321)	(78,712,552)
Net increase (decrease) in net assets	184,946,474	(777,750,662)	(22,726,644)	(166,607,993)	(79,167,231)	(137,264,388)

Net assets:
Beginning of year	648,372,541	1,426,123,203	248,665,979	415,273,972	778,109,002	915,373,390
End of year	$833,319,015	$648,372,541	$225,939,335	$248,665,979	$698,941,771	$778,109,002
Undistributed (distributions in excess of) net investment income (loss)	$—	$(2,446,926)	$434,339	$1,599,249	$447,755	$2,382,012

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Capital Growth (A) (B)		Transamerica Concentrated Growth (A) (B)		Transamerica Dividend Focused (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	3,467,747	2,387,560	19,611	8,842	1,284,218	3,940,726
Class B	3,850	7,301	—	—	—	—
Class C	970,174	882,781	11,675	18,893	174,383	413,923
Class I	5,901,067	2,469,615	470,308	142,819	701,195	494,675
Class I2	153,189	2,025,324	110,884	23,981,427	933,667	69,515,919
Class R6	—	—	—	—	289,192	40,493
Class T1	434	—	616	—	902	—
Advisor Class	2,448	—	571	—	821	—
	10,498,909	7,772,581	613,665	24,151,981	3,384,378	74,405,736
Shares reinvested:
Class A	1,482,815	219,048	6,652	55	1,279,159	789,043
Class B	27,578	6,335	—	—	—	—
Class C	721,211	105,296	7,098	—	101,094	79,331
Class I	1,254,690	184,218	245,049	4,362	159,690	95,891
Class I2	4,947,489	2,449,427	2,165,533	97,683	9,690,652	13,488,341
Class R6	—	—	—	—	13,229	1,133
Class T1	—	—	—	—	10	—
Advisor Class	83	—	94	—	128	—
	8,433,866	2,964,324	2,424,426	102,100	11,243,962	14,453,739
Shares redeemed:
Class A	(3,740,617)	(2,347,749)	(13,679)	(5,244)	(2,199,874)	(994,635)
Class B	(13,687)	(21,653)	—	—	—	—
Class C	(1,204,359)	(983,073)	(1,968)	(2,045)	(357,215)	(167,973)
Class I	(3,432,146)	(2,343,770)	(270,330)	(139,697)	(308,146)	(138,730)
Class I2	(5,593,965)	(50,348,171)	(4,449,272)	(34,495,279)	(20,888,012)	(89,542,657)
Class R6	—	—	—	—	(39,148)	(2,928)
Advisor Class	(1,548)	—	—	—	—	—
	(13,986,322)	(56,044,416)	(4,735,249)	(34,642,265)	(23,792,395)	(90,846,923)
Automatic conversions:
Class A	51,618	43,211	—	—	—	—
Class B	(61,581)	(49,538)	—	—	—	—
	(9,963)	(6,327)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	1,261,563	302,070	12,584	3,653	363,503	3,735,134
Class B	(43,840)	(57,555)	—	—	—	—
Class C	487,026	5,004	16,805	16,848	(81,738)	325,281
Class I	3,723,611	310,063	445,027	7,484	552,739	451,836
Class I2	(493,287)	(45,873,420)	(2,172,855)	(10,416,169)	(10,263,693)	(6,538,397)
Class R6	—	—	—	—	263,273	38,698
Class T1	434	—	616	—	912	—
Advisor Class	983	—	665	—	949	—
	4,936,490	(45,313,838)	(1,697,158)	(10,388,184)	(9,164,055)	(1,987,448)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dynamic Allocation (A)		Transamerica Dynamic Income (A) (B)		Transamerica Emerging Markets Debt (A) (C)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$138,526	$204,773	$11,427,095	$16,526,631	$43,605,804	$47,659,506
Net realized gain (loss)	282,931	(1,736,333)	399,875	(55,887,265)	24,041,399	(21,177,125)
Net change in unrealized appreciation (depreciation)	2,073,466	1,043,976	1,903,163	64,452,114	(4,838,227)	54,953,735
Net increase (decrease) in net assets resulting from operations	2,494,923	(487,584)	13,730,133	25,091,480	62,808,976	81,436,116

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(117,617)	(57,755)	(3,635,838)	(4,970,634)	(1,502,424)	(1,325,471)
Class C	(39,222)	—	(5,048,783)	(7,051,219)	(540,689)	(383,112)
Class I	(43,796)	(23,577)	(2,612,863)	(3,744,189)	(26,546,429)	(19,257,492)
Class I2	—	—	—	—	(10,149,753)	(3,321,600)
Class R6	—	—	—	—	(112,695)	(2,268)
Class T1	—	—	(214)	—	(285)	—
Advisor Class	—	—	(237)	—	(2,127)	—
Total dividends and/or distributions from net investment income	(200,635)	(81,332)	(11,297,935)	(15,766,042)	(38,854,402)	(24,289,943)
Net realized gains:
Class A	—	(581,706)	—	(3,383,260)	—	—
Class C	—	(473,626)	—	(5,652,651)	—	—
Class I	—	(150,755)	—	(2,588,698)	—	—
Total dividends and/or distributions from net realized gains	—	(1,206,087)	—	(11,624,609)	—	—
Return of capital:
Class A	—	—	(862,845)	(979,070)	—	(101,218)
Class C	—	—	(1,198,163)	(1,388,884)	—	(29,255)
Class I	—	—	(620,077)	(737,494)	—	(1,470,557)
Class I2	—	—	—	—	—	(253,647)
Class R6	—	—	—	—	—	(173)
Class T1	—	—	(51)	—	—	—
Advisor Class	—	—	(56)	—	—	—
Total dividends and/or distributions from return of capital	—	—	(2,681,192)	(3,105,448)	—	(1,854,850)
Total dividends and/or distributions to shareholders	(200,635)	(1,287,419)	(13,979,127)	(30,496,099)	(38,854,402)	(26,144,793)

Capital share transactions:
Proceeds from shares sold:
Class A	579,997	1,117,965	9,563,861	10,179,921	18,132,695	18,949,103
Class C	638,684	911,727	7,611,351	9,370,551	2,974,285	1,446,224
Class I	1,141,832	1,200,108	16,187,249	15,284,193	396,190,604	129,293,462
Class I2	—	—	—	—	65,064,423	107,460,471
Class R6	—	—	—	—	6,940,484	35,376
Class T1	10,000	—	10,000	—	10,000	—
Advisor Class	—	—	10,000	—	150,000	—
	2,370,513	3,229,800	33,382,461	34,834,665	489,462,491	257,184,636
Dividends and/or distributions reinvested:
Class A	116,674	636,081	4,197,380	8,719,650	1,440,058	1,328,547
Class C	39,119	473,626	5,714,768	12,817,129	482,010	354,472
Class I	42,953	174,332	2,776,691	6,021,499	23,550,247	15,297,412
Class I2	—	—	—	—	10,149,753	3,575,247
Class R6	—	—	—	—	42,440	2,441
Class T1	—	—	265	—	285	—
Advisor Class	—	—	293	—	2,127	—
	198,746	1,284,039	12,689,397	27,558,278	35,666,920	20,558,119
Cost of shares redeemed:
Class A	(2,524,671)	(5,698,153)	(37,945,594)	(70,284,892)	(34,458,493)	(46,194,959)
Class C	(3,088,049)	(3,487,450)	(61,858,475)	(99,084,099)	(4,311,807)	(5,905,147)
Class I	(818,836)	(2,652,613)	(35,937,418)	(80,367,535)	(369,817,125)	(153,956,654)
Class I2	—	—	—	—	(38,056,012)	(8,274,605)
Class R6	—	—	—	—	(127,367)	(4,587)
Advisor Class	—	—	—	—	(142,011)	—
	(6,431,556)	(11,838,216)	(135,741,487)	(249,736,526)	(446,912,815)	(214,335,952)
Net increase (decrease) in net assets resulting from capital share transactions	(3,862,297)	(7,324,377)	(89,669,629)	(187,343,583)	78,216,596	63,406,803
Net increase (decrease) in net assets	(1,568,009)	(9,099,380)	(89,918,623)	(192,748,202)	102,171,170	118,698,126

Net assets:
Beginning of year	20,381,872	29,481,252	416,136,715	608,884,917	837,595,342	718,897,216
End of year	$18,813,863	$20,381,872	$326,218,092	$416,136,715	$939,766,512	$837,595,342
Undistributed (distributions in excess of) net investment income (loss)	$62,709	$124,818	$38,184	$(90,977)	$1,834,487	$(2,387,253)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dynamic Allocation (A)		Transamerica Dynamic Income (A) (B)		Transamerica Emerging Markets Debt (A) (C)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	$51,640	$107,406	$1,010,414	$1,087,740	$1,694,018	$1,906,416
Class C	58,106	88,826	808,500	1,014,364	278,533	143,581
Class I	104,523	113,331	1,709,901	1,634,604	36,551,354	13,094,787
Class I2	—	—	—	—	6,150,869	10,350,744
Class R6	—	—	—	—	633,202	3,519
Class T1	904	—	1,057	—	942	—
Advisor Class	—	—	1,055	—	14,038	—
	215,173	309,563	3,530,927	3,736,708	45,322,956	25,499,047
Shares reinvested:
Class A	10,833	60,869	443,492	969,645	136,141	136,413
Class C	3,663	45,716	606,114	1,433,330	45,648	36,343
Class I	4,007	16,747	293,365	670,241	2,211,709	1,554,102
Class I2	—	—	—	—	952,460	355,107
Class R6	—	—	—	—	3,919	246
Class T1	—	—	28	—	26	—
Advisor Class	—	—	31	—	198	—
	18,503	123,332	1,343,030	3,073,216	3,350,101	2,082,211
Shares redeemed:
Class A	(226,713)	(547,502)	(4,013,929)	(7,801,976)	(3,240,365)	(4,729,428)
Class C	(281,777)	(338,943)	(6,561,878)	(11,027,740)	(408,551)	(610,696)
Class I	(74,048)	(259,198)	(3,802,272)	(8,929,077)	(35,173,629)	(15,772,112)
Class I2	—	—	—	—	(3,585,100)	(848,307)
Class R6	—	—	—	—	(11,769)	(458)
Advisor Class	—	—	—	—	(13,218)	—
	(582,538)	(1,145,643)	(14,378,079)	(27,758,793)	(42,432,632)	(21,961,001)
Net increase (decrease) in shares outstanding:
Class A	(164,240)	(379,227)	(2,560,023)	(5,744,591)	(1,410,206)	(2,686,599)
Class C	(220,008)	(204,401)	(5,147,264)	(8,580,046)	(84,370)	(430,772)
Class I	34,482	(129,120)	(1,799,006)	(6,624,232)	3,589,434	(1,123,223)
Class I2	—	—	—	—	3,518,229	9,857,544
Class R6	—	—	—	—	625,352	3,307
Class T1	904	—	1,085	—	968	—
Advisor Class	—	—	1,086	—	1,018	—
	(348,862)	(712,748)	(9,504,122)	(20,948,869)	6,240,425	5,620,257

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on March 3, 2017.
(C)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Equity (A) (B)		Transamerica Event Driven (B) (C)		Transamerica Flexible Income (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$2,569,365	$2,893,529	$1,476,913	$1,718,364	$16,440,085	$17,461,384
Net realized gain (loss)	9,797,667	(33,663,119)	4,674,785	(3,853,731)	(3,677,055)	1,030,662
Net change in unrealized appreciation (depreciation)	34,742,625	34,606,174	31,554	3,217,183	5,899,867	1,896,684
Net increase (decrease) in net assets resulting from operations	47,109,657	3,836,584	6,183,252	1,081,816	18,662,897	20,388,730

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(38,010)	(14,621)	—	—	(3,287,346)	(2,834,200)
Class B	—	—	—	—	(23,561)	(47,783)
Class C	(19,789)	(6,235)	—	—	(1,620,395)	(1,847,441)
Class I	(9,003)	(16,610)	(23)	—	(6,717,471)	(5,870,317)
Class I2	(2,910,992)	(3,123,763)	(1,538,826)	(254,411)	(5,174,332)	(5,706,681)
Class R6	—	—	—	—	(203,865)	(62,197)
Class T1	—	—	—	—	(382)	—
Advisor Class	(9)	—	(7)	—	(354)	—
Total dividends and/or distributions from net investment income	(2,977,803)	(3,161,229)	(1,538,856)	(254,411)	(17,027,706)	(16,368,619)

Capital share transactions:
Proceeds from shares sold:
Class A	9,170,440	1,105,786	—	—	40,198,896	40,209,476
Class B	—	—	—	—	12,312	242,846
Class C	809,112	226,261	—	—	6,201,229	9,877,969
Class I	8,973,883	3,442,545	57,145	—	70,536,792	213,074,310
Class I2	45,502,563	61,914,743	6,817,658	2,663,301	1,584,985	7,880,383
Class R6	—	—	—	—	3,851,220	3,161,356
Class T1	9,989	—	—	—	19,749	—
Advisor Class	10,000	—	10,000	—	10,000	—
	64,475,987	66,689,335	6,884,803	2,663,301	122,415,183	274,446,340
Dividends and/or distributions reinvested:
Class A	36,183	13,641	—	—	2,902,072	2,521,347
Class B	—	—	—	—	21,922	42,696
Class C	18,967	5,826	—	—	1,246,211	1,350,127
Class I	9,003	16,610	23	—	5,327,554	4,583,709
Class I2	2,910,992	3,123,763	1,538,826	254,411	5,223,019	5,647,900
Class R6	—	—	—	—	204,448	61,434
Class T1	—	—	—	—	246	—
Advisor Class	9	—	7	—	354	—
	2,975,154	3,159,840	1,538,856	254,411	14,925,826	14,207,213
Cost of shares redeemed:
Class A	(2,649,201)	(519,034)	—	—	(46,935,294)	(26,263,660)
Class B	—	—	—	—	(446,514)	(444,873)
Class C	(621,743)	(327,682)	—	—	(18,314,327)	(16,638,787)
Class I	(2,240,898)	(4,176,266)	—	—	(57,485,644)	(112,453,661)
Class I2	(18,532,261)	(189,587,402)	(20,221,985)	(31,385,314)	(25,682,096)	(231,798,141)
Class R6	—	—	—	—	(842,558)	(293,767)
	(24,044,103)	(194,610,384)	(20,221,985)	(31,385,314)	(149,706,433)	(387,892,889)
Automatic conversions:
Class A	—	—	—	—	411,016	658,999
Class B	—	—	—	—	(411,016)	(658,999)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	43,407,038	(124,761,209)	(11,798,326)	(28,467,602)	(12,365,424)	(99,239,336)
Net increase (decrease) in net assets	87,538,892	(124,085,854)	(7,153,930)	(27,640,197)	(10,730,233)	(95,219,225)

Net assets:
Beginning of year	151,148,290	275,234,144	97,399,188	125,039,385	450,935,371	546,154,596
End of year	$238,687,182	$151,148,290	$90,245,258	$97,399,188	$440,205,138	$450,935,371
Undistributed (distributions in excess of) net investment income (loss)	$2,312,443	$2,880,344	$1,863,150	$963,603	$(455,911)	$(311,508)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Equity (A) (B)		Transamerica Event Driven (B) (C)		Transamerica Flexible Income (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	938,973	134,462	—	—	4,340,989	4,383,525
Class B	—	—	—	—	1,329	26,732
Class C	85,065	28,053	—	—	671,862	1,086,188
Class I	889,138	429,709	5,695	—	7,593,840	23,327,453
Class I2	4,682,241	8,023,009	682,866	281,488	171,019	862,520
Class R6	—	—	—	—	415,230	344,778
Class T1	1,053	—	—	—	2,129	—
Advisor Class	1,193	—	993	—	1,093	—
	6,597,663	8,615,233	689,554	281,488	13,197,491	30,031,196
Shares reinvested:
Class A	4,445	1,714	—	—	312,453	275,573
Class B	—	—	—	—	2,361	4,673
Class C	2,341	737	—	—	135,072	148,678
Class I	1,102	2,084	2	—	572,687	500,446
Class I2	356,303	391,448	155,124	27,268	561,411	616,716
Class R6	—	—	—	—	21,947	6,640
Class T1	—	—	—	—	26	—
Advisor Class	1	—	1	—	38	—
	364,192	395,983	155,127	27,268	1,605,995	1,552,726
Shares redeemed:
Class A	(264,637)	(64,505)	—	—	(5,057,768)	(2,871,366)
Class B	—	—	—	—	(48,149)	(48,812)
Class C	(64,235)	(41,410)	—	—	(1,988,549)	(1,831,568)
Class I	(214,636)	(527,997)	—	—	(6,193,409)	(12,353,334)
Class I2	(1,871,886)	(23,545,345)	(2,007,022)	(3,343,576)	(2,767,636)	(25,247,588)
Class R6	—	—	—	—	(90,719)	(31,901)
	(2,415,394)	(24,179,257)	(2,007,022)	(3,343,576)	(16,146,230)	(42,384,569)
Automatic conversions:
Class A	—	—	—	—	44,274	71,825
Class B	—	—	—	—	(44,236)	(71,766)
	—	—	—	—	38	59
Net increase (decrease) in shares outstanding:
Class A	678,781	71,671	—	—	(360,052)	1,859,557
Class B	—	—	—	—	(88,695)	(89,173)
Class C	23,171	(12,620)	—	—	(1,181,615)	(596,702)
Class I	675,604	(96,204)	5,697	—	1,973,118	11,474,565
Class I2	3,166,658	(15,130,888)	(1,169,032)	(3,034,820)	(2,035,206)	(23,768,352)
Class R6	—	—	—	—	346,458	319,517
Class T1	1,053	—	—	—	2,155	—
Advisor Class	1,194	—	994	—	1,131	—
	4,546,461	(15,168,041)	(1,162,341)	(3,034,820)	(1,342,706)	(10,800,588)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I commenced operations on November 11, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Floating Rate (A)		Transamerica Global Equity (A) (B) (C)			Transamerica Government Money Market (D) (E)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016		October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$22,316,072	$15,430,029	$541,670	$2,933,252		$205,016	$11,581
Net realized gain (loss)	289,049	(442,721)	5,033,809	(3,335,568)		199	—
Net change in unrealized appreciation (depreciation)	386,958	5,374,975	20,747,076	(480,478)		—	—
Net increase (decrease) in net assets resulting from operations	22,992,079	20,362,283	26,322,555	(882,794)		205,215	11,581

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(1,037,595)	(161,356)	(967,374)	—		(10,399)	(8,004)
Class B	—	—	(20,351)	—		(57)	(102)
Class C	(426,594)	(170,674)	(786,606)	—		(1,093)	(1,260)
Class I	(2,098,647)	(298,669)	(815,513)	(22,459)		(1,147)	(1,184)
Class I2	(18,899,972)	(14,867,637)	—	(357,775)		(460)	(1,492)
Class I3	—	—	—	—		(40,253)	—
Class R2	—	—	—	—		(95,066)	—
Class R4	—	—	—	—		(56,540)	—
Class R6	—	—	(14,519)	(0	)(F)	—	—
Class T1	(240)	—	—	—		—	—
Advisor Class	—	—	(12)	—		—	—
Total dividends and/or distributions from net investment income	(22,463,048)	(15,498,336)	(2,604,375)	(380,234)		(205,015)	(12,042)

Capital share transactions:
Proceeds from shares sold:
Class A	40,831,647	6,716,639	7,190,126	1,900,666		107,129,499	173,301,868
Class B	—	—	27,787	85		244,495	480,985
Class C	13,841,884	6,346,986	1,362,306	1,328,838		15,402,606	19,891,409
Class I	89,627,788	26,178,551	9,274,080	2,988,642		12,372,709	11,230,378
Class I2	150,996,705	110,013,882	—	83,999,994		8,645,454	11,636,932
Class I3	—	—	—	—		77,378,722	—
Class R2	—	—	—	—		4,363,672	—
Class R4	—	—	—	—		3,706,200	—
Class R6	—	—	933,164	95,376		—	—
Class T1	10,000	—	10,000	—		—	—
Advisor Class	—	—	10,000	—		—	—
	295,308,024	149,256,058	18,807,463	90,313,601		229,243,357	216,541,572
Issued from fund acquisition:
Class I3	—	—	—	—		66,989,654	—
Class R2	—	—	—	—		632,075,520	—
Class R4	—	—	—	—		187,617,564	—
	—	—	—	—		886,682,738	—
Dividends and/or distributions reinvested:
Class A	1,036,577	157,722	924,346	—		9,449	6,714
Class B	—	—	19,753	—		35	75
Class C	422,179	164,045	657,493	—		948	1,051
Class I	2,097,097	293,228	678,324	16,326		1,007	1,012
Class I2	19,048,239	14,806,845	—	357,775		468	1,478
Class I3	—	—	—	—		40,272	—
Class R2	—	—	—	—		95,066	—
Class R4	—	—	—	—		56,540	—
Class R6	—	—	14,519	0	(F)	—	—
Class T1	240	—	—	—		—	—
Advisor Class	—	—	12	—		—	—
	22,604,332	15,421,840	2,294,447	374,101		203,785	10,330
Cost of shares redeemed:
Class A	(9,877,972)	(3,980,172)	(14,030,048)	(11,575,516)		(108,648,516)	(87,035,102)
Class B	—	—	(420,172)	(385,067)		(484,105)	(714,470)
Class C	(3,388,071)	(2,864,841)	(15,470,948)	(13,274,059)		(17,886,249)	(19,203,264)
Class I	(32,451,925)	(14,247,679)	(10,255,116)	(11,652,148)		(11,979,994)	(8,576,090)
Class I2	(33,440,263)	(91,080,529)	—	(236,580,436)		(12,750,078)	(34,928,839)
Class I3	—	—	—	—		(21,859,667)	—
Class R2	—	—	—	—		(1,615,690)	—
Class R4	—	—	—	—		(1,080,158)	—
Class R6	—	—	(116,308)	(3,370)		—	—
	(79,158,231)	(112,173,221)	(40,292,592)	(273,470,596)		(176,304,457)	(150,457,765)
Automatic conversions:
Class A	—	—	610,687	1,291,130		379,513	801,915
Class B	—	—	(610,687)	(1,291,130)		(379,513)	(801,915)
	—	—	—	—		—	—
Net increase (decrease) in net assets resulting from capital share transactions	238,754,125	52,504,677	(19,190,682)	(182,782,894)		939,825,423	66,094,137
Net increase (decrease) in net assets	239,283,156	57,368,624	4,527,498	(184,045,922)		939,825,623	66,093,676

Net assets:
Beginning of year	400,965,220	343,596,596	118,805,790	302,851,712		249,317,930	183,224,254
End of year	$640,248,376	$400,965,220	$123,333,288	$118,805,790		$1,189,143,553	$249,317,930
Undistributed (distributions in excess of) net investment income (loss)	$26,521	$51,319	$646,424	$2,464,924		$—	$(1)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Floating Rate (A)	Transamerica Global Equity (A) (B) (C)	Transamerica Government Money Market (D) (E)
October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	4,094,398	687,647	572,983	174,578	107,129,499	173,301,868
Class B	—	—	2,200	8	244,495	480,985
Class C	1,386,980	649,266	113,149	124,362	15,402,606	19,891,409
Class I	9,015,911	2,676,514	765,863	271,356	12,372,709	11,230,378
Class I2	15,110,130	11,116,758	—	7,480,842	8,645,454	11,636,932
Class I3	—	—	—	—	77,378,722	—
Class R2	—	—	—	—	4,363,672	—
Class R4	—	—	—	—	3,706,200	—
Class R6	—	—	77,051	8,488	—	—
Class T1	1,001	—	835	—	—	—
Advisor Class	—	—	868	—	—	—
29,608,420	15,130,185	1,532,949	8,059,634	229,243,357	216,541,572
Shares issued on fund acquisition:
Class I3	—	—	—	—	66,989,654	—
Class R2	—	—	—	—	632,075,520	—
Class R4	—	—	—	—	187,617,564	—
—	—	—	—	886,682,738	—
Shares reinvested:
Class A	103,915	16,091	82,457	—	9,449	6,714
Class B	—	—	1,783	—	35	75
Class C	42,315	16,727	59,610	—	949	1,051
Class I	210,916	29,912	59,912	1,465	1,006	1,012
Class I2	1,909,734	1,514,593	—	32,116	468	1,478
Class I3	—	—	—	—	40,272	—
Class R2	—	—	—	—	95,066	—
Class R4	—	—	—	—	56,540	—
Class R6	—	—	1,268	0	(G)	—	—
Class T1	24	—	—	—	—	—
Advisor Class	—	—	1	—	—	—
2,266,904	1,577,323	205,031	33,581	203,785	10,330
Shares redeemed:
Class A	(991,046)	(409,800)	(1,156,020)	(1,063,953)	(108,648,516)	(87,035,101)
Class B	—	—	(34,587)	(36,120)	(484,105)	(714,470)
Class C	(339,808)	(291,736)	(1,297,571)	(1,246,130)	(17,886,249)	(19,203,264)
Class I	(3,265,212)	(1,469,567)	(841,504)	(1,081,021)	(11,979,994)	(8,576,090)
Class I2	(3,355,771)	(9,231,212)	—	(21,116,552)	(12,750,078)	(34,928,839)
Class I3	—	—	—	—	(21,859,667)	—
Class R2	—	—	—	—	(1,615,690)	—
Class R4	—	—	—	—	(1,080,158)	—
Class R6	—	—	(9,021)	(297)	—	—
(7,951,837)	(11,402,315)	(3,338,703)	(24,544,073)	(176,304,457)	(150,457,764)
Automatic conversions:
Class A	—	—	50,822	118,743	379,513	801,915
Class B	—	—	(51,666)	(120,837)	(379,513)	(801,915)
—	—	(844)	(2,094)	—	—
Net increase (decrease) in shares outstanding:
Class A	3,207,267	293,938	(449,758)	(770,632)	(1,130,055)	87,075,396
Class B	—	—	(82,270)	(156,949)	(619,088)	(1,035,325)
Class C	1,089,487	374,257	(1,124,812)	(1,121,768)	(2,482,694)	689,196
Class I	5,961,615	1,236,859	(15,729)	(808,200)	393,721	2,655,300
Class I2	13,664,093	3,400,139	—	(13,603,594)	(4,104,156)	(23,290,429)
Class I3	—	—	—	—	122,548,981	—
Class R2	—	—	—	—	634,918,568	—
Class R4	—	—	—	—	190,300,146	—
Class R6	—	—	69,298	8,191	—	—
Class T1	1,025	—	835	—	—	—
Advisor Class	—	—	869	—	—	—
23,923,487	5,305,193	(1,601,567)	(16,452,952)	939,825,423	66,094,138

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I2 liquidated on September 30, 2016.
(D)	Class I3 commenced operations on May 19, 2017.
(E)	Class R2 and R4 commenced operations on October 13, 2017.
(F)	Rounds to less than $1 or $(1).
(G)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Growth		Transamerica High Quality Bond (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017 (C)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(67,160)	$17,942	$2,708,942	$755,102	$593,904
Net realized gain (loss)	86,602,623	72,501,714	(74,190)	—	—
Net realized gain (loss) allocated from Series Portfolios	—	—	1,511,352	(271,995)	(138,355)
Net change in unrealized appreciation (depreciation)	14,287,823	(78,843,666)	(828,500)	—	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	—	(1,308,687)	202,411	(213,731)
Net increase (decrease) in net assets resulting from operations	100,823,286	(6,324,010)	2,008,917	685,518	241,818

Dividends and/or distributions to shareholders:
Net investment income:
Class I2	(269,162)	—	—	—	—
Class I3	—	—	(1,924,637)	—	—
Class R	—	—	(82,945)	—	—
Class R4	—	—	(587,025)	(1,008,704)	(1,035,563)
Class R6	(2,307)	—	—	—	—
Total dividends and/or distributions from net investment income	(271,469)	—	(2,594,607)	(1,008,704)	(1,035,563)
Net realized gains:
Class I2	(71,424,962)	(62,865,520)	—	—	—
Class R6	(576,608)	(6,481)	—	—	—
Total dividends and/or distributions from net realized gains	(72,001,570)	(62,872,001)	—	—	—
Total dividends and/or distributions to shareholders	(72,273,039)	(62,872,001)	(2,594,607)	(1,008,704)	(1,035,563)

Capital share transactions:
Proceeds from shares sold:
Class I2	3,468,715	28,501,624	—	—	—
Class I3	—	—	153,882,615	—	—
Class R	—	—	1,269,754	—	—
Class R4	—	—	6,586,975	13,158,060	20,856,010
Class R6	5,458,217	2,574,049	—	—	—
	8,926,932	31,075,673	161,739,344	13,158,060	20,856,010
Issued from fund acquisition:
Class I3	—	—	180,891,191	—	—
Class R	—	—	101,647,214	—	—
	—	—	282,538,405	—	—
Dividends and/or distributions reinvested:
Class I2	71,694,124	62,865,520	—	—	—
Class I3	—	—	1,924,637	—	—
Class R	—	—	82,945	—	—
Class R4	—	—	587,025	1,008,704	1,035,563
Class R6	578,915	6,481	—	—	—
	72,273,039	62,872,001	2,594,607	1,008,704	1,035,563
Cost of shares redeemed:
Class I2	(127,698,429)	(169,548,845)	—	—	—
Class I3	—	—	(93,504,035)	—	—
Class R	—	—	(83,577,629)	—	—
Class R4	—	—	(23,281,037)	(14,759,138)	(21,949,949)
Class R6	(926,203)	(444,543)	—	—	—
	(128,624,632)	(169,993,388)	(200,362,701)	(14,759,138)	(21,949,949)
Net increase (decrease) in net assets resulting from capital share transactions	(47,424,661)	(76,045,714)	246,509,655	(592,374)	(58,376)
Net increase (decrease) in net assets	(18,874,414)	(145,241,725)	245,923,965	(915,560)	(852,121)

Net assets:
Beginning of year	371,678,403	516,920,128	56,311,872	57,227,432	58,079,553
End of year	$352,803,989	$371,678,403	$302,235,837	$56,311,872	$57,227,432
Undistributed (distributions in excess of) net investment income (loss)	$(89,625)	$—	$497,616	$18,954	$3,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Growth		Transamerica High Quality Bond (A) (B)
	October 31, 2017	October 31, 2016	October 31, 2017 (C)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class I2	292,258	2,365,987	—	—	—
Class I3	—	—	15,387,079	—	—
Class R	—	—	124,806	—	—
Class R4	—	—	658,874	1,306,444	2,053,548
Class R6	464,849	207,033	—	—	—
	757,107	2,573,020	16,170,759	1,306,444	2,053,548
Shares issued on fund acquisition:
Class I3	—	—	18,089,119	—	—
Class R	—	—	10,164,721	—	—
	—	—	28,253,840	—	—
Shares reinvested:
Class I2	6,782,793	4,773,388	—	—	—
Class I3	—	—	192,876	—	—
Class R	—	—	8,300	—	—
Class R4	—	—	58,827	100,380	102,428
Class R6	54,770	492	—	—	—
	6,837,563	4,773,880	260,003	100,380	102,428
Shares redeemed:
Class I2	(10,593,001)	(13,089,193)	—	—	—
Class I3	—	—	(9,349,681)	—	—
Class R	—	—	(8,351,020)	—	—
Class R4	—	—	(2,327,257)	(1,466,640)	(2,164,157)
Class R6	(75,219)	(35,224)	—	—	—
	(10,668,220)	(13,124,417)	(20,027,958)	(1,466,640)	(2,164,157)
Net increase (decrease) in shares outstanding:
Class I2	(3,517,950)	(5,949,818)	—	—	—
Class I3	—	—	24,319,393	—	—
Class R	—	—	1,946,807	—	—
Class R4	—	—	(1,609,556)	(59,816)	(8,181)
Class R6	444,400	172,301	—	—	—
	(3,073,550)	(5,777,517)	24,656,644	(59,816)	(8,181)

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017 the Fund underwent a 1.01-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Bond (A) (B) (C)		Transamerica High Yield Muni (B) (D)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$97,141,878	$61,084,759	$3,052,788	$2,566,738
Net realized gain (loss)	8,403,193	(17,266,273)	(1,691,804)	1,382,422
Net change in unrealized appreciation (depreciation)	47,175,073	38,797,499	(457,090)	1,034,364
Net increase (decrease) in net assets resulting from operations	152,720,144	82,615,985	903,894	4,983,524

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(5,827,127)	(6,346,434)	(1,178,305)	(1,292,693)
Class B	(92,593)	(148,598)	—	—
Class C	(2,246,104)	(2,602,691)	(308,289)	(178,050)
Class I	(9,681,538)	(7,042,288)	(1,565,656)	(1,104,677)
Class I2	(50,961,039)	(45,126,367)	(311)	(27)
Class I3	(13,116,261)	—	—	—
Class R	(2,340,483)	—	—	—
Class R4	(12,084,000)	—	—	—
Class R6	(1,069,920)	(106,118)	—	—
Class T1	(349)	—	(196)	—
Advisor Class	(588)	—	—	—
Total dividends and/or distributions from net investment income	(97,420,002)	(61,372,496)	(3,052,757)	(2,575,447)
Net realized gains:
Class A	—	—	(604,129)	(175,791)
Class C	—	—	(178,015)	(23,889)
Class I	—	—	(616,425)	(144,982)
Class I2	—	—	(136)	—
Total dividends and/or distributions from net realized gains	—	—	(1,398,705)	(344,662)
Total dividends and/or distributions to shareholders	(97,420,002)	(61,372,496)	(4,451,462)	(2,920,109)

Capital share transactions:
Proceeds from shares sold:
Class A	70,224,290	86,915,396	12,021,066	65,385,444
Class B	8,860	15,166	—	—
Class C	7,294,651	10,097,796	4,710,986	10,609,547
Class I	158,685,177	126,044,148	42,919,531	56,710,636
Class I2	58,935,984	371,593,975	—	10,000
Class I3	77,078,681	—	—	—
Class R	9,239,323	—	—	—
Class R4	28,031,069	—	—	—
Class R6	32,126,975	4,052,613	—	—
Class T1	10,000	—	10,000	—
Advisor Class	15,000	—	—	—
	441,650,010	598,719,094	59,661,583	132,715,627
Issued from fund acquisition:
Class I3	346,225,252	—	—	—
Class R	122,337,520	—	—	—
Class R4	352,098,584	—	—	—
	820,661,356	—	—	—
Dividends and/or distributions reinvested:
Class A	5,328,805	5,774,528	1,749,501	1,424,015
Class B	85,841	138,889	—	—
Class C	2,069,004	2,311,235	480,775	195,297
Class I	9,047,484	6,344,862	2,164,413	1,204,988
Class I2	51,381,833	44,551,954	450	24
Class I3	13,127,977	—	—	—
Class R	2,255,774	—	—	—
Class R4	12,084,000	—	—	—
Class R6	1,065,430	103,809	—	—
Class T1	349	—	196	—
Advisor Class	588	—	—	—
	96,447,085	59,225,277	4,395,335	2,824,324
Cost of shares redeemed:
Class A	(89,668,464)	(107,639,895)	(36,645,665)	(33,823,753)
Class B	(483,086)	(1,057,467)	—	—
Class C	(16,532,355)	(19,142,024)	(6,431,286)	(969,857)
Class I	(164,267,366)	(107,729,505)	(42,283,798)	(21,979,962)
Class I2	(238,843,844)	(261,655,724)	—	—
Class I3	(62,278,765)	—	—	—
Class R	(80,311,956)	—	—	—
Class R4	(30,083,253)	—	—	—
Class R6	(3,288,105)	(273,677)	—	—
	(685,757,194)	(497,498,292)	(85,360,749)	(56,773,572)
Automatic conversions:
Class A	1,099,262	331,940	—	—
Class B	(1,099,262)	(331,940)	—	—
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	673,001,257	160,446,079	(21,303,831)	78,766,379
Net increase (decrease) in net assets	728,301,399	181,689,568	(24,851,399)	80,829,794

Net assets:
Beginning of year	1,287,271,436	1,105,581,868	128,323,047	47,493,253
End of year	$2,015,572,835	$1,287,271,436	$103,471,648	$128,323,047
Undistributed (distributions in excess of) net investment income (loss)	$(69,333)	$(165,335)	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Bond (A) (B) (C)		Transamerica High Yield Muni (B) (D)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	7,618,203	10,094,016	1,065,647	5,536,103
Class B	978	1,713	—	—
Class C	795,710	1,183,150	419,479	892,790
Class I	17,234,944	14,556,872	3,797,704	4,773,542
Class I2	6,363,591	41,949,270	—	826
Class I3	8,184,824	—	—	—
Class R	980,153	—	—	—
Class R4	2,989,897	—	—	—
Class R6	3,430,588	459,883	—	—
Class T1	1,089	—	901	—
Advisor Class	1,628	—	—	—
	47,601,605	68,244,904	5,283,731	11,203,261
Shares issued on fund acquisition:
Class I3	37,423,688	—	—	—
Class R	13,223,534	—	—	—
Class R4	38,058,540	—	—	—
	88,705,762	—	—	—
Shares reinvested:
Class A	575,392	666,843	156,291	120,189
Class B	9,279	16,092	—	—
Class C	224,497	268,400	42,883	16,438
Class I	969,541	720,584	192,099	101,483
Class I2	5,496,562	5,085,661	41	2
Class I3	1,392,459	—	—	—
Class R	239,501	—	—	—
Class R4	1,281,835	—	—	—
Class R6	113,280	11,574	—	—
Class T1	37	—	17	—
Advisor Class	63	—	—	—
	10,302,446	6,769,154	391,331	238,112
Shares redeemed:
Class A	(9,740,126)	(12,359,150)	(3,229,878)	(2,854,222)
Class B	(52,217)	(122,724)	—	—
Class C	(1,800,372)	(2,226,483)	(570,388)	(81,548)
Class I	(17,753,679)	(12,358,272)	(3,765,771)	(1,844,434)
Class I2	(25,548,022)	(29,452,025)	—	—
Class I3	(6,621,144)	—	—	—
Class R	(8,534,812)	—	—	—
Class R4	(3,192,345)	—	—	—
Class R6	(350,654)	(30,432)	—	—
	(73,593,371)	(56,549,086)	(7,566,037)	(4,780,204)
Automatic conversions:
Class A	118,528	38,306	—	—
Class B	(118,400)	(38,295)	—	—
	128	11	—	—
Net increase (decrease) in shares outstanding:
Class A	(1,428,003)	(1,559,985)	(2,007,940)	2,802,070
Class B	(160,360)	(143,214)	—	—
Class C	(780,165)	(774,933)	(108,026)	827,680
Class I	450,806	2,919,184	224,032	3,030,591
Class I2	(13,687,869)	17,582,906	41	828
Class I3	40,379,827	—	—	—
Class R	5,908,376	—	—	—
Class R4	39,137,927	—	—	—
Class R6	3,193,214	441,025	—	—
Class T1	1,126	—	918	—
Advisor Class	1,691	—	—	—
	73,016,570	18,464,983	(1,890,975)	6,661,169

(A)	Class I3 R, and R4 commenced operations on March 24, 2017.
(B)	Class T1 commenced operations on March 17, 2017.
(C)	Advisor Class commenced operations on December 16, 2016.
(D)	Class I2 commenced operations on September 30, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Inflation Opportunities (A) (B)		Transamerica Inflation-Protected Securities (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,861,864	$1,823,028	$1,797,750	$895,162	$(110,902)
Net realized gain (loss)	(1,877,583)	(3,788,584)	(1,745,267)	—	—
Net realized gain (loss) allocated from Series Portfolios	—	—	425,860	(242,185)	(211,397)
Net change in unrealized appreciation (depreciation)	1,501,989	9,766,908	219,794	—	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	—	57,860	2,279,047	(1,382,713)
Net increase (decrease) in net assets resulting from operations	2,486,270	7,801,352	755,997	2,932,024	(1,705,012)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(8,352)	—	—	—	—
Class C	(5,089)	—	—	—	—
Class I	(5,546)	—	—	—	—
Class I2	(2,557,524)	—	—	—	—
Class I3	—	—	(747,945)	—	—
Class R	—	—	(640)	—	—
Class R4	—	—	(500,748)	(963,275)	(166,609)
Class R6	(766)	—	—	—	—
Class T1	(91)	—	—	—	—
Total dividends and/or distributions from net investment income	(2,577,368)	—	(1,249,333)	(963,275)	(166,609)

Capital share transactions:
Proceeds from shares sold:
Class A	107,026	137,026	—	—	—
Class C	280,258	137,586	—	—	—
Class I	345	1,069,145	—	—	—
Class I2	20,887,256	11,509,401	—	—	—
Class I3	—	—	117,226,159	—	—
Class R	—	—	1,733,248	—	—
Class R4	—	—	5,685,936	9,978,849	17,416,587
Class R6	—	50,000	—	—	—
Class T1	10,000	—	—	—	—
	21,284,885	12,903,158	124,645,343	9,978,849	17,416,587
Issued from fund acquisition:
Class I3	—	—	64,350,738	—	—
Class R	—	—	114,858,579	—	—
	—	—	179,209,317	—	—
Dividends and/or distributions reinvested:
Class A	8,352	—	—	—	—
Class C	5,089	—	—	—	—
Class I	5,546	—	—	—	—
Class I2	2,557,524	—	—	—	—
Class I3	—	—	747,945	—	—
Class R	—	—	640	—	—
Class R4	—	—	500,748	963,275	166,609
Class R6	766	—	—	—	—
Class T1	91	—	—	—	—
	2,577,368	—	1,249,333	963,275	166,609
Cost of shares redeemed:
Class A	(126,065)	(32,646)	—	—	—
Class C	(94,689)	(8,058)	—	—	—
Class I	(1,050,645)	(4,147)	—	—	—
Class I2	(30,262,957)	(75,205,014)	—	—	—
Class I3	—	—	(37,521,717)	—	—
Class R	—	—	(103,703,045)	—	—
Class R4	—	—	(46,803,450)	(25,694,006)	(24,780,580)
	(31,534,356)	(75,249,865)	(188,028,212)	(25,694,006)	(24,780,580)
Net increase (decrease) in net assets resulting from capital share transactions	(7,672,103)	(62,346,707)	117,075,781	(14,751,882)	(7,197,384)
Net increase (decrease) in net assets	(7,763,201)	(54,545,355)	116,582,445	(12,783,133)	(9,069,005)

Net assets:
Beginning of period/year	181,402,287	235,947,642	63,637,878	76,421,011	85,490,016
End of period/year	$173,639,086	$181,402,287	$180,220,323	$63,637,878	$76,421,011
Undistributed (distributions in excess of) net investment income (loss)	$129,877	$(58,920)	$256,608	$12,483	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Inflation Opportunities (A) (B)		Transamerica Inflation-Protected Securities (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	10,823	14,079	—	—	—
Class C	28,812	14,340	—	—	—
Class I	34	106,595	—	—	—
Class I2	2,102,026	1,187,564	—	—	—
Class I3	—	—	11,729,019	—	—
Class R	—	—	166,354	—	—
Class R4	—	—	570,654	998,930	1,746,132
Class R6	—	5,040	—	—	—
Class T1	1,014	—	—	—	—
	2,142,709	1,327,618	12,466,027	998,930	1,746,132
Shares issued on fund acquisition:
Class I3	—	—	6,435,074	—	—
Class R	—	—	11,485,858	—	—
	—	—	17,920,932	—	—
Shares reinvested:
Class A	845	—	—	—	—
Class C	523	—	—	—	—
Class I	560	—	—	—	—
Class I2	257,004	—	—	—	—
Class I3	—	—	75,159	—	—
Class R	—	—	64	—	—
Class R4	—	—	50,137	96,143	16,962
Class R6	77	—	—	—	—
Class T1	9	—	—	—	—
	259,018	—	125,360	96,143	16,962
Shares redeemed:
Class A	(12,714)	(3,385)	—	—	—
Class C	(9,679)	(824)	—	—	—
Class I	(106,800)	(436)	—	—	—
Class I2	(3,035,681)	(7,845,514)	—	—	—
Class I3	—	—	(3,757,939)	—	—
Class R	—	—	(10,381,068)	—	—
Class R4	—	—	(4,702,027)	(2,571,487)	(2,488,158)
	(3,164,874)	(7,850,159)	(18,841,034)	(2,571,487)	(2,488,158)
Net increase (decrease) in shares outstanding:
Class A	(1,046)	10,694	—	—	—
Class C	19,656	13,516	—	—	—
Class I	(106,206)	106,159	—	—	—
Class I2	(676,651)	(6,657,950)	—	—	—
Class I3	—	—	14,481,313	—	—
Class R	—	—	1,271,208	—	—
Class R4	—	—	(4,081,236)	(1,476,414)	(725,064)
Class R6	77	5,040	—	—	—
Class T1	1,023	—	—	—	—
	(763,147)	(6,522,541)	11,671,285	(1,476,414)	(725,064)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Class R6 commenced operations on July 25, 2016.
(C)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Effective April 21, 2017 the Fund underwent a 0.97-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(E)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Intermediate Bond (A) (B)			Transamerica Intermediate Muni (D) (E)
	October 31, 2017 (C)	December 31, 2016	December 31, 2015	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$43,933,188	$7,558,985	$7,868,705	$25,280,545	$16,790,893
Net realized gain (loss)	12,477,427	—	—	(13,096,372)	7,888,022
Net realized gain (loss) allocated from Series Portfolios	2,063,488	3,195,662	871,666	—	—
Net change in unrealized appreciation (depreciation)	32,404,587	—	—	(4,660,695)	2,352,399
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	(33,975)	745,508	(7,590,038)	—	—
Net increase (decrease) in net assets resulting from operations	90,844,715	11,500,155	1,150,333	7,523,478	27,031,314

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	—	(7,077,061)	(5,158,528)
Class C	—	—	—	(2,590,948)	(1,564,162)
Class I	—	—	—	(15,613,065)	(10,200,756)
Class I2	(32,710,168)	—	—	(215)	(17)
Class I3	(9,025,255)	—	—	—	—
Class R	(1,786,781)	—	—	—	—
Class R4	(5,678,068)	(8,450,944)	(8,469,520)	—	—
Class T1	—	—	—	(121)	—
Advisor Class	—	—	—	(999)	—
Total dividends and/or distributions from net investment income	(49,200,272)	(8,450,944)	(8,469,520)	(25,282,409)	(16,923,463)
Net realized gains:
Class A	—	—	—	(2,348,489)	(676,003)
Class C	—	—	—	(1,227,296)	(290,626)
Class I	—	—	—	(4,235,485)	(1,223,637)
Class I2	—	—	—	(61)	—
Class R4	—	(2,733,553)	(2,780,080)	—	—
Advisor Class	—	—	—	(65)	—
Total dividends and/or distributions from net realized gains	—	(2,733,553)	(2,780,080)	(7,811,396)	(2,190,266)
Total dividends and/or distributions to shareholders	(49,200,272)	(11,184,497)	(11,249,600)	(33,093,805)	(19,113,729)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	—	127,063,834	380,906,254
Class C	—	—	—	44,612,182	165,589,788
Class I	—	—	—	561,748,181	730,095,426
Class I2	96,286,499	—	—	—	10,000
Class I3	279,773,243	—	—	—	—
Class R	5,371,127	—	—	—	—
Class R4	33,305,979	49,265,943	120,943,582	—	—
Class T1	—	—	—	10,000	—
Advisor Class	—	—	—	297,993	—
	414,736,848	49,265,943	120,943,582	733,732,190	1,276,601,468
Issued from fund acquisition:
Class I2	1,965,902,863	—	—	—	—
Class I3	447,822,600	—	—	—	—
Class R	365,849,559	—	—	—	—
	2,779,575,022	—	—	—	—
Dividends and/or distributions reinvested:
Class A	—	—	—	8,781,198	5,396,792
Class C	—	—	—	3,293,954	1,605,573
Class I	—	—	—	14,264,507	7,634,089
Class I2	32,710,168	—	—	276	17
Class I3	9,025,255	—	—	—	—
Class R	1,786,781	—	—	—	—
Class R4	5,678,068	11,184,497	11,249,600	—	—
Class T1	—	—	—	121	—
Advisor Class	—	—	—	1,064	—
	49,200,272	11,184,497	11,249,600	26,341,120	14,636,471
Cost of shares redeemed:
Class A	—	—	—	(242,114,748)	(79,225,200)
Class C	—	—	—	(63,778,002)	(15,890,481)
Class I	—	—	—	(480,603,723)	(124,836,936)
Class I2	(61,273,519)	—	—	—	—
Class I3	(115,505,985)	—	—	—	—
Class R	(265,031,197)	—	—	—	—
Class R4	(70,336,140)	(117,221,441)	(159,150,869)	—	—
Advisor Class	—	—	—	(364)	—
	(512,146,841)	(117,221,441)	(159,150,869)	(786,496,837)	(219,952,617)
Net increase (decrease) in net assets resulting from capital share transactions	2,731,365,301	(56,771,001)	(26,957,687)	(26,423,527)	1,071,285,322
Net increase (decrease) in net assets	2,773,009,744	(56,455,343)	(37,056,954)	(51,993,854)	1,079,202,907

Net assets:
Beginning of period/year	317,149,821	373,605,164	410,662,118	1,459,693,240	380,490,333
End of period/year	$3,090,159,565	$317,149,821	$373,605,164	$1,407,699,386	$1,459,693,240
Undistributed (distributions in excess of) net investment income (loss)	$116,401	$—	$—	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Intermediate Bond (A) (B)			Transamerica Intermediate Muni (D) (E)
	October 31, 2017 (C)	December 31, 2016	December 31, 2015	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	—	—	—	11,307,705	32,858,118
Class C	—	—	—	3,973,189	14,324,230
Class I	—	—	—	49,660,381	62,744,571
Class I2	9,479,538	—	—	—	849
Class I3	27,440,507	—	—	—	—
Class R	518,373	—	—	—	—
Class R4	3,273,804	4,819,538	11,711,488	—	—
Class T1	—	—	—	902	—
Advisor Class	—	—	—	25,967	—
	40,712,222	4,819,538	11,711,488	64,968,144	109,927,768
Shares issued on fund acquisition:
Class I2	195,080,630	—	—	—	—
Class I3	44,438,308	—	—	—	—
Class R	36,303,963	—	—	—	—
	275,822,901	—	—	—	—
Shares reinvested:
Class A	—	—	—	786,355	465,878
Class C	—	—	—	296,062	139,018
Class I	—	—	—	1,268,871	655,358
Class I2	3,211,417	—	—	25	1
Class I3	883,049	—	—	—	—
Class R	175,171	—	—	—	—
Class R2	—	—	—	—	—
Class R4	558,412	1,100,156	1,104,924	—	—
Class T1	—	—	—	11	—
Advisor Class	—	—	—	93	—
	4,828,049	1,100,156	1,104,924	2,351,417	1,260,255
Shares redeemed:
Class A	—	—	—	(21,586,049)	(6,825,529)
Class C	—	—	—	(5,693,151)	(1,370,009)
Class I	—	—	—	(42,799,733)	(10,699,898)
Class I2	(5,993,619)	—	—	—	—
Class I3	(11,289,609)	—	—	—	—
Class R	(25,996,213)	—	—	—	—
Class R2		—	—	—	—
Class R4	(6,911,750)	(11,527,736)	(15,408,232)	—	—
Advisor Class	—	—	—	(32)	—
	(50,191,191)	(11,527,736)	(15,408,232)	(70,078,965)	(18,895,436)
Net increase (decrease) in shares outstanding:
Class A	—	—	—	(9,491,989)	26,498,467
Class C	—	—	—	(1,423,900)	13,093,239
Class I	—	—	—	8,129,519	52,700,031
Class I2	201,777,966	—	—	25	850
Class I3	61,472,255	—	—	—	—
Class R	11,001,294	—	—	—	—
Class R2		—	—	—	—
Class R4	(3,079,534)	(5,608,042)	(2,591,820)	—	—
Class T1	—	—	—	913	—
Advisor Class	—	—	—	26,028	—
	271,171,981	(5,608,042)	(2,591,820)	(2,759,404)	92,292,587

(A)

Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

(B)

Effective March 24, 2017 the Fund underwent a 1.06-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.

(C)

The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

(D)	Class T1 commenced operations on March 17, 2017.
(E)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Equity (A) (B) (C)		Transamerica International Small Cap Value
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$127,719,112	$57,784,819	$11,768,227	$19,574,108
Net realized gain (loss)	7,287,796	4,959,762	(11,061,004)	6,301,600
Net change in unrealized appreciation (depreciation)	651,118,939	(54,329,865)	161,945,205	(51,019,115)
Net increase (decrease) in net assets resulting from operations	786,125,847	8,414,716	162,652,428	(25,143,407)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(3,475,006)	(5,429,157)	—	—
Class C	(296,476)	(801,585)	—	—
Class I	(25,478,447)	(23,123,213)	(5,411,353)	(8,366,689)
Class I2	(28,776,503)	(11,904,155)	(9,647,157)	(14,268,643)
Class R6	(1,696,461)	(631)	—	—
Advisor Class	(7)	—	—	—
Total dividends and/or distributions from net investment income	(59,722,900)	(41,258,741)	(15,058,510)	(22,635,332)
Net realized gains:
Class A	(754,292)	(1,611,311)	—	—
Class C	(153,044)	(341,847)	—	—
Class I	(4,062,192)	(5,929,708)	(1,747,486)	(12,415,086)
Class I2	(4,352,408)	(2,944,816)	(2,967,180)	(20,393,414)
Class R6	(256,047)	(264)	—	—
Advisor Class	(26)	—	—	—
Total dividends and/or distributions from net realized gains	(9,578,009)	(10,827,946)	(4,714,666)	(32,808,500)
Total dividends and/or distributions to shareholders	(69,300,909)	(52,086,687)	(19,773,176)	(55,443,832)

Capital share transactions:
Proceeds from shares sold:
Class A	97,978,419	195,654,376	—	—
Class C	26,852,093	19,533,495	—	—
Class I	817,811,367	1,242,491,556	44,630,443	52,840,028
Class I2	426,556,746	1,196,014,688	33,951,499	71,363,471
Class I3	142,118,819	—	—	—
Class R	3,034,009	—	—	—
Class R4	2,018,635	—	—	—
Class R6	128,349,753	56,955,442	—	—
Class T1	10,000	—	—	—
Advisor Class	243,000	—	—	—
	1,644,972,841	2,710,649,557	78,581,942	124,203,499
Issued from fund acquisition:
Class I3	189,770,376	—	—	—
Class R	141,711,875	—	—	—
Class R4	40,890,816	—	—	—
	372,373,067	—	—	—
Dividends and/or distributions reinvested:
Class A	4,066,061	6,867,831	—	—
Class C	331,067	826,180	—	—
Class I	27,551,001	27,122,300	7,143,991	20,599,383
Class I2	33,128,911	14,848,971	12,614,337	34,662,057
Class R6	1,952,508	895	—	—
Advisor Class	33	—	—	—
	67,029,581	49,666,177	19,758,328	55,261,440
Cost of shares redeemed:
Class A	(186,662,747)	(126,032,002)	—	—
Class C	(24,663,772)	(18,450,028)	—	—
Class I	(444,064,244)	(726,233,939)	(50,999,085)	(134,229,003)
Class I2	(167,240,592)	(86,215,686)	(52,181,750)	(216,937,343)
Class I3	(92,278,290)	—	—	—
Class R	(112,621,640)	—	—	—
Class R4	(25,727,316)	—	—	—
Class R6	(29,882,324)	(513,256)	—	—
	(1,083,140,925)	(957,444,911)	(103,180,835)	(351,166,346)
Net increase (decrease) in net assets resulting from capital share transactions	1,001,234,564	1,802,870,823	(4,840,565)	(171,701,407)
Net increase (decrease) in net assets	1,718,059,502	1,759,198,852	138,038,687	(252,288,646)

Net assets:
Beginning of year	3,688,183,128	1,928,984,276	713,977,695	966,266,341
End of year	$5,406,242,630	$3,688,183,128	$852,016,382	$713,977,695
Undistributed (distributions in excess of) net investment income (loss)	$124,339,695	$43,561,094	$8,700,560	$10,490,933

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Equity (A) (B) (C)		Transamerica International Small Cap Value
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	5,549,640	11,985,467	—	—
Class C	1,495,354	1,223,719	—	—
Class I	45,394,285	77,694,866	3,595,476	4,736,802
Class I2	22,941,097	73,617,452	2,714,906	6,558,243
Class I3	7,622,880	—	—	—
Class R	162,589	—	—	—
Class R4	106,585	—	—	—
Class R6	7,264,628	3,395,894	—	—
Class T1	575	—	—	—
Advisor Class	12,488	—	—	—
	90,550,121	167,917,398	6,310,382	11,295,045
Shares issued on fund acquisition:
Class I3	11,005,711	—	—	—
Class R	8,218,564	—	—	—
Class R4	2,371,458	—	—	—
	21,595,733	—	—	—
Shares reinvested:
Class A	250,837	413,476	—	—
Class C	20,640	50,285	—	—
Class I	1,680,964	1,615,384	653,016	1,792,810
Class I2	2,020,055	883,867	1,150,943	3,011,473
Class R6	117,976	53	—	—
Advisor Class	2	—	—	—
	4,090,474	2,963,065	1,803,959	4,804,283
Shares redeemed:
Class A	(10,569,316)	(7,770,297)	—	—
Class C	(1,428,808)	(1,159,978)	—	—
Class I	(25,188,905)	(45,786,565)	(4,375,350)	(12,146,086)
Class I2	(9,295,411)	(5,306,738)	(4,072,330)	(19,168,028)
Class I3	(4,829,477)	—	—	—
Class R	(6,038,651)	—	—	—
Class R4	(1,386,099)	—	—	—
Class R6	(1,604,693)	(30,929)	—	—
	(60,341,360)	(60,054,507)	(8,447,680)	(31,314,114)
Net increase (decrease) in shares outstanding:
Class A	(4,768,839)	4,628,646	—	—
Class C	87,186	114,026	—	—
Class I	21,886,344	33,523,685	(126,858)	(5,616,474)
Class I2	15,665,741	69,194,581	(206,481)	(9,598,312)
Class I3	13,799,114	—	—	—
Class R	2,342,502	—	—	—
Class R4	1,091,944	—	—	—
Class R6	5,777,911	3,365,018	—	—
Class T1	575	—	—	—
Advisor Class	12,490	—	—	—
	55,894,968	110,825,956	(333,339)	(15,214,786)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class I3, R and R4 commenced operations on March 10, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Cap Value (A) (B)		Transamerica Large Core (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$30,856,386	$30,510,316	$2,226,229	$177,737	$102,141
Net realized gain (loss)	236,962,877	163,915,086	3,897,015	—	—
Net realized gain (loss) allocated from Series Portfolios	—	—	(19,816,427)	53,941	1,049,147
Net change in unrealized appreciation (depreciation)	142,147,449	(7,839,682)	24,167,359	—	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	—	20,356,926	517,564	(1,290,715)
Net increase (decrease) in net assets resulting from operations	409,966,712	186,585,720	30,831,102	749,242	(139,427)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(1,517,664)	(455,743)	—	—	—
Class C	(261,945)	(78,272)	—	—	—
Class I	(2,156,247)	(401,391)	—	—	—
Class I2	(30,774,782)	(28,828,968)	—	—	—
Class I3	—	—	(1,635,730)	—	—
Class R	—	—	(410,548)	—	—
Class R4	—	—	(110,146)	(181,583)	(103,756)
Class R6	(155,446)	(12,018)	—	—	—
Class T1	(88)	—	—	—	—
Advisor Class	(5,549)	—	—	—	—
Total dividends and/or distributions from net investment income	(34,871,721)	(29,776,392)	(2,156,424)	(181,583)	(103,756)
Net realized gains:
Class A	(7,349,150)	(3,073,830)	—	—	—
Class C	(2,326,510)	(1,175,209)	—	—	—
Class I	(6,704,664)	(1,689,010)	—	—	—
Class I2	(153,964,634)	(185,773,195)	—	—	—
Class R6	(356,571)	(5,276)	—	—	—
Advisor Class	(760)	—	—	—	—
Total dividends and/or distributions from net realized gains	(170,702,289)	(191,716,520)	—	—	—
Total dividends and/or distributions to shareholders	(205,574,010)	(221,492,912)	(2,156,424)	(181,583)	(103,756)

Capital share transactions:
Proceeds from shares sold:
Class A	94,657,916	62,609,005	—	—	—
Class C	33,693,765	13,538,354	—	—	—
Class I	232,983,500	55,889,450	—	—	—
Class I2	13,973,464	197,206,161	—	—	—
Class I3	—	—	3,285,480	—	—
Class R	—	—	1,752,760	—	—
Class R4	—	—	507,092	717,967	5,538,305
Class R6	12,977,158	3,532,142	—	—	—
Class T1	10,000	—	—	—	—
Advisor Class	1,955,932	—	—	—	—
	390,251,735	332,775,112	5,545,332	717,967	5,538,305
Issued from fund acquisition:
Class I3	—	—	202,902,469	—	—
Class R	—	—	80,657,396	—	—
	—	—	283,559,865	—	—
Dividends and/or distributions reinvested:
Class A	8,551,096	3,372,857	—	—	—
Class C	1,746,557	799,946	—	—	—
Class I	5,508,390	1,088,792	—	—	—
Class I2	184,739,416	214,471,738	—	—	—
Class I3	—	—	1,635,730	—	—
Class R	—	—	410,548	—	—
Class R4	—	—	110,146	181,583	103,756
Class R6	512,017	17,294	—	—	—
Class T1	88	—	—	—	—
Advisor Class	6,309	—	—	—	—
	201,063,873	219,750,627	2,156,424	181,583	103,756
Cost of shares redeemed:
Class A	(81,255,547)	(24,574,709)	—	—	—
Class C	(12,234,617)	(2,877,936)	—	—	—
Class I	(60,586,338)	(16,306,606)	—	—	—
Class I2	(376,660,043)	(297,513,894)	—	—	—
Class I3	—	—	(26,623,832)	—	—
Class R	—	—	(13,446,133)	—	—
Class R4	—	—	(1,245,212)	(2,829,799)	(1,275,962)
Class R6	(1,407,636)	(255,200)	—	—	—
Advisor Class	(28,719)	—	—	—	—
	(532,172,900)	(341,528,345)	(41,315,177)	(2,829,799)	(1,275,962)
Net increase (decrease) in net assets resulting from capital share transactions	59,142,708	210,997,394	249,946,444	(1,930,249)	4,366,099
Net increase (decrease) in net assets	263,535,410	176,090,202	278,621,122	(1,362,590)	4,122,916

Net assets:
Beginning of period/year	2,052,399,031	1,876,308,829	10,632,592	11,995,182	7,872,266
End of period/year	$2,315,934,441	$2,052,399,031	$289,253,714	$10,632,592	$11,995,182
Undistributed (distributions in excess of) net investment income (loss)	$—	$3,575,539	$74,641	$239	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Cap Value (A) (B)		Transamerica Large Core (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	7,320,426	5,166,040	—	—	—
Class C	2,616,690	1,117,028	—	—	—
Class I	17,717,019	4,613,055	—	—	—
Class I2	1,071,513	16,619,885	—	—	—
Class I3	—	—	321,661	—	—
Class R	—	—	174,357	—	—
Class R4	—	—	50,512	82,789	603,082
Class R6	993,893	289,437	—	—	—
Class T1	772	—	—	—	—
Advisor Class	146,939	—	—	—	—
	29,867,252	27,805,445	546,530	82,789	603,082
Shares issued on fund acquisition:
Class I3	—	—	20,290,247	—	—
Class R	—	—	8,065,740	—	—
	—	—	28,355,987	—	—
Shares reinvested:
Class A	671,032	293,297	—	—	—
Class C	137,803	69,942	—	—	—
Class I	428,366	93,997	—	—	—
Class I2	14,433,951	18,604,051	—	—	—
Class I3	—	—	157,778	—	—
Class R	—	—	39,592	—	—
Class R4	—	—	10,752	20,235	11,468
Class R6	39,777	1,448	—	—	—
Class T1	7	—	—	—	—
Advisor Class	469	—	—	—	—
	15,711,405	19,062,735	208,122	20,235	11,468
Shares redeemed:
Class A	(6,128,935)	(2,143,996)	—	—	—
Class C	(943,819)	(239,613)	—	—	—
Class I	(4,658,563)	(1,370,411)	—	—	—
Class I2	(29,007,137)	(24,898,732)	—	—	—
Class I3	—	—	(2,541,126)	—	—
Class R	—	—	(1,301,769)	—	—
Class R4	—	—	(121,104)	(322,872)	(137,365)
Class R6	(106,421)	(21,766)	—	—	—
Advisor Class	(2,172)	—	—	—	—
	(40,847,047)	(28,674,518)	(3,963,999)	(322,872)	(137,365)
Net increase (decrease) in shares outstanding:
Class A	1,862,523	3,315,341	—	—	—
Class C	1,810,674	947,357	—	—	—
Class I	13,486,822	3,336,641	—	—	—
Class I2	(13,501,673)	10,325,204	—	—	—
Class I3	—	—	18,228,560	—	—
Class R	—	—	6,977,920	—	—
Class R4	—	—	(59,840)	(219,848)	477,185
Class R6	927,249	269,119	—	—	—
Class T1	779	—	—	—	—
Advisor Class	145,236	—	—	—	—
	4,731,610	18,193,662	25,146,640	(219,848)	477,185

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Effective March 10, 2017 the Fund underwent a 0.81-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(E)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Growth (A) (B)			Transamerica Large Value Opportunities (D) (E)
	October 31, 2017 (C)	December 31, 2016	December 31, 2015	October 31, 2017 (F)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,589,700	$155,715	$81,888	$6,092,901	$1,694,515	$1,220,392
Net realized gain (loss)	11,903,358	—	—	(659,438)	—	—
Net realized gain (loss) allocated from Series Portfolios	(18,964,494)	8,322,753	6,771,603	(99,187,677)	(1,133,458)	9,776,517
Net change in unrealized appreciation (depreciation)	125,466,931	—	—	49,510,590	—	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	26,621,833	(7,744,083)	2,840,662	100,830,830	7,646,532	(11,364,465)
Net increase (decrease) in net assets resulting from operations	146,617,328	734,385	9,694,153	56,587,206	8,207,589	(367,556)

Dividends and/or distributions to shareholders:
Net investment income:
Class I3	(1,664,195)	—	—	(4,251,676)	—	—
Class R	—	—	—	(636,201)	—	—
Class R4	(72,614)	(186,262)	(97,862)	(857,573)	(1,735,308)	(1,234,875)
Total dividends and/or distributions from net investment income	(1,736,809)	(186,262)	(97,862)	(5,745,450)	(1,735,308)	(1,234,875)

Capital share transactions:
Proceeds from shares sold:
Class I3	151,283,465	—	—	137,858,532	—	—
Class R	6,415,777	—	—	1,138,409	—	—
Class R4	2,739,917	6,537,096	17,259,408	2,805,938	9,184,835	20,510,123
	160,439,159	6,537,096	17,259,408	141,802,879	9,184,835	20,510,123
Issued from fund acquisition:
Class I3	523,865,143	—	—	423,874,680	—	—
Class R	249,085,885	—	—	229,097,355	—	—
	772,951,028	—	—	652,972,035	—	—
Dividends and/or distributions reinvested:
Class I3	1,664,195	—	—	4,251,676	—	—
Class R	—	—	—	636,201	—	—
Class R4	72,614	186,262	97,862	857,573	1,735,308	1,234,875
	1,736,809	186,262	97,862	5,745,450	1,735,308	1,234,875
Cost of shares redeemed:
Class I3	(110,808,783)	—	—	(84,132,643)	—	—
Class R	(137,271,406)	—	—	(123,829,312)	—	—
Class R4	(63,806,341)	(32,094,032)	(30,015,178)	(54,673,477)	(17,518,104)	(23,515,630)
	(311,886,530)	(32,094,032)	(30,015,178)	(262,635,432)	(17,518,104)	(23,515,630)
Net increase (decrease) in net assets resulting from capital share transactions	623,240,466	(25,370,674)	(12,657,908)	537,884,932	(6,597,961)	(1,770,632)
Net increase (decrease) in net assets	768,120,985	(24,822,551)	(3,061,617)	588,726,688	(125,680)	(3,373,063)

Net assets:
Beginning of period/year	82,545,985	107,368,536	110,430,153	99,292,357	99,418,037	102,791,100
End of period/year	$850,666,970	$82,545,985	$107,368,536	$688,019,045	$99,292,357	$99,418,037
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$1,993	$392,497	$7,142	$3,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Large Growth (A) (B)			Transamerica Large Value Opportunities (D) (E)
	October 31, 2017 (C)	December 31, 2016	December 31, 2015	October 31, 2017 (F)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class I3	14,366,914	—	—	13,947,453	—	—
Class R	608,139	—	—	111,438	—	—
Class R4	264,867	754,059	1,956,541	279,076	1,039,429	2,186,366
	15,239,920	754,059	1,956,541	14,337,967	1,039,429	2,186,366
Shares issued on fund acquisition:
Class I3	52,386,514	—	—	42,387,468	—	—
Class R	24,908,589	—	—	22,909,736	—	—
	77,295,103	—	—	65,297,204	—	—
Shares reinvested:
Class I3	152,755	—	—	414,615	—	—
Class R	—	—	—	62,039	—	—
Class R4	6,902	20,696	11,181	85,164	191,499	133,133
	159,657	20,696	11,181	561,818	191,499	133,133
Shares redeemed
Class I3	(10,084,253)	—	—	(8,152,852)	—	—
Class R	(13,015,583)	—	—	(12,455,699)	—	—
Class R4	(6,055,730)	(3,564,316)	(3,373,902)	(5,454,390)	(1,968,045)	(2,477,219)
	(29,155,566)	(3,564,316)	(3,373,902)	(26,062,941)	(1,968,045)	(2,477,219)
Net increase (decrease) in shares outstanding:
Class I3	56,821,930	—	—	48,596,684	—	—
Class R	12,501,145	—	—	10,627,514	—	—
Class R4	(5,783,961)	(2,789,561)	(1,406,180)	(5,090,150)	(737,117)	(157,720)
	63,539,114	(2,789,561)	(1,406,180)	54,134,048	(737,117)	(157,720)

(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017 the Fund underwent a 1.35-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Effective May 5, 2017 the Fund underwent a 1.56-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(F)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Mid Cap Growth (A) (B) (C)			Transamerica Mid Cap Value Opportunities (E) (F) (G)
	October 31, 2017 (D)	December 31, 2016	December 31, 2015	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$498,390	$(14,277)	$(62,655)	$9,940,826	$10,078,528
Net realized gain (loss)	10,843,576	—	—	45,269,180	55,830,417
Net realized gain (loss) allocated from Series Portfolios	(93,487)	660,335	3,093,288	—	—
Net change in unrealized appreciation (depreciation)	9,945,942	—	—	15,028,559	33,045,922
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	1,228,606	1,163,662	(2,847,870)	—	—
Net increase (decrease) in net assets resulting from operations	22,423,027	1,809,720	182,763	70,238,565	98,954,867

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	—	(900,992)	(282,154)
Class C	—	—	—	(49,168)	(11,762)
Class I	—	—	—	(3,648,391)	(2,001,904)
Class I2	—	—	—	(3,775,673)	(6,368,105)
Class R6	—	—	—	(259)	—
Advisor Class	—	—	—	(4)	—
Total dividends and/or distributions from net investment income	—	—	—	(8,374,487)	(8,663,925)
Net realized gains:
Class A	—	—	—	(6,370,108)	(543,178)
Class C	—	—	—	(587,982)	(36,657)
Class I	—	—	—	(23,154,423)	(3,545,366)
Class I2	—	—	—	(22,656,746)	(11,017,637)
Class R4	(428,539)	(1,611,795)	(2,967,739)	—	—
Class R6	—	—	—	(3,526)	—
Advisor Class	—	—	—	(666)	—
Total dividends and/or distributions from net realized gains	(428,539)	(1,611,795)	(2,967,739)	(52,773,451)	(15,142,838)
Total dividends and/or distributions to shareholders	(428,539)	(1,611,795)	(2,967,739)	(61,147,938)	(23,806,763)

Capital share transactions:
Proceeds from shares sold:
Class A	2,751,634	—	—	82,092,377	74,980,447
Class C	269,670	—	—	13,111,964	6,178,890
Class I	195,964	—	—	244,496,929	184,395,749
Class I2	—	—	—	1,471,503	297,239,475
Class I3	34,898,658	—	—	38,123,383	—
Class R	2,380,532	—	—	6,253,869	—
Class R4	1,532,756	1,991,283	4,537,258	17,889,964	—
Class R6	—	—	—	21,110,275	50,000
Class T1	10,000	—	—	10,000	—
Advisor Class	—	—	—	20,000	—
	42,039,214	1,991,283	4,537,258	424,580,264	562,844,561
Issued from fund acquisition:
Class A	7,872,924	—	—	—	—
Class C	1,181,785	—	—	—	—
Class I	471,916	—	—	—	—
Class I2	159,214,123	—	—	—	—
Class I3 (C)	35,433,677	—	—	291,240,513	—
Class R (C)	53,042,698	—	—	132,969,517	—
Class R4 (C)	—	—	—	465,442,058	—
Advisor Class	10,563	—	—	—	—
	257,227,686	—	—	889,652,088	—
Dividends and/or distributions reinvested:
Class A	—	—	—	7,220,302	824,263
Class C	—	—	—	598,740	48,211
Class I	—	—	—	26,017,180	5,544,525
Class I2	—	—	—	26,432,419	17,347,629
Class R4	428,539	1,611,795	2,967,739	—	—
Class R6	—	—	—	3,785	—
Advisor Class	—	—	—	670	—
	428,539	1,611,795	2,967,739	60,273,096	23,764,628
Cost of shares redeemed:
Class A	(1,434,367)	—	—	(48,726,575)	(21,910,651)
Class C	(94,913)	—	—	(2,914,305)	(560,328)
Class I	(50,573)	—	—	(177,722,775)	(50,041,009)
Class I2	(16,215,111)	—	—	(55,798,588)	(518,194,012)
Class I3 (C)	(26,918,711)	—	—	(55,941,759)	—
Class R (C)	(31,318,210)	—	—	(50,380,405)	—
Class R4 (C)	(10,043,950)	(4,109,017)	(10,331,123)	(60,490,724)	—
Class R6	—	—	—	(4,838,114)	—
Advisor Class	—	—	—	(10,033)	—
	(86,075,835)	(4,109,017)	(10,331,123)	(456,823,278)	(590,706,000)
Net increase (decrease) in net assets resulting from capital share transactions	213,619,604	(505,939)	(2,826,126)	917,682,170	(4,096,811)
Net increase (decrease) in net assets	235,614,092	(308,014)	(5,611,102)	926,772,797	71,051,293

Net assets:
Beginning of period/year	16,766,866	17,074,880	22,685,982	704,573,693	633,522,400
End of period/year	$252,380,958	$16,766,866	$17,074,880	$1,631,346,490	$704,573,693
Undistributed (distributions in excess of) net investment income (loss)	$507,592	$—	$—	$8,127,824	$6,547,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Mid Cap Growth (A) (B) (C)			Transamerica Mid Cap Value Opportunities (E) (F) (G)
	October 31, 2017 (D)	December 31, 2016	December 31, 2015	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	207,218	—	—	6,858,224	6,612,071
Class C	20,405	—	—	1,107,514	542,355
Class I	14,478	—	—	20,419,935	16,136,058
Class I2	—	—	—	124,535	28,974,260
Class I3	2,618,465	—	—	3,181,906	—
Class R	172,128	—	—	512,308	—
Class R4	113,827	163,448	276,852	1,484,698	—
Class R6	—	—	—	1,754,629	4,212
Class T1	760	—	—	833	—
Advisor Class	—	—	—	1,621	—
	3,147,281	163,448	276,852	35,446,203	52,268,956
Shares issued on fund acquisition:
Class A	600,232	—	—	—	—
Class C	92,065	—	—	—	—
Class I	35,727	—	—	—	—
Class I2	12,026,921	—	—	—	—
Class I3	2,676,644	—	—	24,417,361	—
Class R	4,006,821	—	—	11,148,053	—
Class R4	—	—	—	39,022,272	—
Advisor Class	800	—	—	—	—
	19,439,210	—	—	74,587,686	—
Shares reinvested:
Class A	—	—	—	621,368	76,321
Class C	—	—	—	51,839	4,476
Class I	—	—	—	2,229,407	512,433
Class I2	—	—	—	2,263,049	1,601,812
Class R4	32,568	128,997	240,274	—	—
Class R6	—	—	—	322	—
Advisor Class	—	—	—	57	—
	32,568	128,997	240,274	5,166,042	2,195,042
Shares redeemed:
Class A	(107,035)	—	—	(4,096,947)	(1,940,306)
Class C	(7,301)	—	—	(245,294)	(49,555)
Class I	(3,684)	—	—	(14,783,811)	(4,410,932)
Class I2	(1,150,163)	—	—	(4,632,890)	(44,157,764)
Class I3	(1,920,073)	—	—	(4,598,466)	—
Class R	(2,345,275)	—	—	(4,199,563)	—
Class R4	(750,445)	(338,006)	(621,987)	(4,992,289)	—
Class R6	—	—	—	(396,759)	—
Advisor Class	—	—	—	(825)	—
	(6,283,976)	(338,006)	(621,987)	(37,946,844)	(50,558,557)
Net increase (decrease) in shares outstanding:
Class A	700,415	—	—	3,382,645	4,748,086
Class C	105,169	—	—	914,059	497,276
Class I	46,521	—	—	7,865,531	12,237,559
Class I2	10,876,758	—	—	(2,245,306)	(13,581,692)
Class I3	3,375,036	—	—	23,000,801	—
Class R	1,833,674	—	—	7,460,798	—
Class R4	(604,050)	(45,561)	(104,861)	35,514,681	—
Class R6	—	—	—	1,358,192	4,212
Class T1	760	—	—	833	—
Advisor Class	800	—	—	853	—
	16,335,083	(45,561)	(104,861)	77,253,087	3,905,441

(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017 the Fund underwent a 0.84-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	Class T1 commenced operations on March 17, 2017.
(D)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Class I3, R, and R4 commenced operations on March 24, 2017.
(F)	Class T1 commenced operations on March 17, 2017.
(G)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica MLP & Energy Income (A) (B)		Transamerica Multi-Cap Growth (A) (B)		Transamerica Multi-Managed Balanced (A) (C)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$7,690,180	$17,928,054	$464,546	$(77,758)	$9,576,374	$6,201,496
Net realized gain (loss)	16,075,000	(142,436,292)	12,103,202	48,733,525	22,528,824	3,136,586
Net change in unrealized appreciation (depreciation)	(11,004,717)	147,850,936	40,261,380	(81,621,575)	94,310,995	13,658,022
Net increase (decrease) in net assets resulting from operations	12,760,463	23,342,698	52,829,128	(32,965,808)	126,416,193	22,996,104

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(1,455,657)	(1,418,557)	—	—	(6,499,930)	(2,999,475)
Class B	—	—	—	—	(3,434)	(695)
Class C	(926,627)	(882,602)	(19)	—	(1,011,781)	(668,965)
Class I	(1,970,470)	(1,711,097)	(24,737)	—	(3,301,226)	(2,550,239)
Class I2	(10,351,944)	(15,383,168)	(430,759)	—	—	—
Class R6	—	—	—	—	(128,030)	(24,055)
Class T1	(197)	—	—	—	(67)	—
Advisor Class	(298)	—	—	—	(74)	—
Total dividends and/or distributions from net investment income	(14,705,193)	(19,395,424)	(455,515)	—	(10,944,542)	(6,243,429)
Net realized gains:
Class A	—	—	(9,176,019)	(6,515,914)	(1,538,902)	(5,133,421)
Class B	—	—	(264,885)	(228,293)	(11,291)	(116,857)
Class C	—	—	(1,794,873)	(1,111,819)	(723,850)	(4,536,475)
Class I	—	—	(7,032,558)	(4,188,981)	(715,081)	(4,704,975)
Class I2	—	—	(29,460,257)	(17,545,117)	—	—
Class R6	—	—	—	—	(22,299)	(1,151)
Advisor Class	—	—	(1,766)	—	—	—
Total dividends and/or distributions from net realized gains	—	—	(47,730,358)	(29,590,124)	(3,011,423)	(14,492,879)
Return of capital:
Class A	(543,510)	—	—	—	—	—
Class C	(345,976)	—	—	—	—	—
Class I	(735,723)	—	—	—	—	—
Class I2	(3,865,159)	—	—	—	—	—
Class T1	(77)	—	—	—	—	—
Advisor Class	(110)	—	—	—	—	—
Total dividends and/or distributions from return of capital	(5,490,555)	—	—	—	—	—
Total dividends and/or distributions to shareholders	(20,195,748)	(19,395,424)	(48,185,873)	(29,590,124)	(13,955,965)	(20,736,308)

Capital share transactions:
Proceeds from shares sold:
Class A	7,849,028	16,418,169	3,868,799	4,524,772	194,851,948	230,420,224
Class B	—	—	—	83	104,609	244,375
Class C	2,395,568	5,375,532	822,734	627,291	45,022,538	52,693,240
Class I	29,089,625	32,556,738	25,526,401	3,690,475	74,657,629	52,367,325
Class I2	5,251,286	220,449,129	1,460,963	11,672,912	—	—
Class R6	—	—	—	—	3,349,901	6,289,794
Class T1	10,000	—	10,140	—	10,000	—
Advisor Class	10,000	—	10,000	—	10,000	—
	44,605,507	274,799,568	31,699,037	20,515,533	318,006,625	342,014,958
Dividends and/or distributions reinvested:
Class A	1,692,339	1,203,777	9,029,367	6,420,206	7,879,486	7,875,169
Class B	—	—	263,164	225,447	14,616	116,154
Class C	924,288	607,483	1,740,513	1,064,102	1,619,346	4,780,473
Class I	1,550,070	936,423	6,994,746	4,149,339	3,683,954	6,730,902
Class I2	14,217,103	15,381,456	29,891,016	17,545,117	—	—
Class R6	—	—	—	—	150,329	25,206
Class T1	274	—	—	—	67	—
Advisor Class	408	—	1,766	—	74	—
	18,384,482	18,129,139	47,920,572	29,404,211	13,347,872	19,527,904
Cost of shares redeemed:
Class A	(20,445,016)	(19,755,231)	(9,684,516)	(22,007,371)	(96,998,922)	(45,724,032)
Class B	—	—	(88,515)	(242,845)	(378,996)	(570,562)
Class C	(10,205,393)	(10,697,693)	(1,999,107)	(2,027,710)	(56,909,943)	(34,333,226)
Class I	(20,540,482)	(48,566,786)	(15,268,843)	(10,286,069)	(47,047,417)	(49,929,061)
Class I2	(73,809,028)	(329,581,656)	(58,452,194)	(141,074,514)	—	—
Class R6	—	—	—	—	(1,036,001)	(65,953)
	(124,999,919)	(408,601,366)	(85,493,175)	(175,638,509)	(202,371,279)	(130,622,834)
Automatic conversions:
Class A	—	—	561,428	650,864	1,310,454	1,634,891
Class B	—	—	(561,428)	(650,864)	(1,310,454)	(1,634,891)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(62,009,930)	(115,672,659)	(5,873,566)	(125,718,765)	128,983,218	230,920,028
Net increase (decrease) in net assets	(69,445,215)	(111,725,385)	(1,230,311)	(188,274,697)	241,443,446	233,179,824

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica MLP & Energy Income (A) (B)		Transamerica Multi-Cap Growth (A) (B)		Transamerica Multi-Managed Balanced (A) (C)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Net assets:
Beginning of year	$382,520,360	$494,245,745	$258,734,562	$447,009,259	$833,314,401	$600,134,577
End of year	$313,075,145	$382,520,360	$257,504,251	$258,734,562	$1,074,757,847	$833,314,401
Undistributed (distributions in excess of) net investment income (loss)	$(1,528,065)	$(2,158,781)	$9,031	$—	$173,021	$877,615
Capital share transactions - shares:
Shares issued:
Class A	1,003,454	2,532,438	568,857	588,717	7,473,049	9,354,912
Class B	—	—	—	25	4,059	10,231
Class C	304,506	825,662	162,126	96,054	1,737,413	2,193,295
Class I	3,723,548	4,671,021	3,618,805	443,620	2,799,028	2,121,445
Class I2	685,313	34,817,422	195,998	1,473,516	—	—
Class R6	—	—	—	—	128,418	252,400
Class T1	1,235	—	1,522	—	378	—
Advisor Class	1,251	—	1,218	—	375	—
	5,719,307	42,846,543	4,548,526	2,601,932	12,142,720	13,932,283
Shares reinvested:
Class A	216,771	169,230	1,463,431	759,788	299,319	324,939
Class B	—	—	54,948	32,345	576	4,850
Class C	118,908	85,848	358,868	151,151	63,373	201,467
Class I	199,301	133,485	1,028,639	454,473	139,272	277,160
Class I2	1,818,061	2,221,051	4,325,762	1,898,822	—	—
Class R6	—	—	—	—	5,667	1,002
Class T1	35	—	—	—	2	—
Advisor Class	52	—	259	—	3	—
	2,353,128	2,609,614	7,231,907	3,296,579	508,212	809,418
Shares redeemed:
Class A	(2,562,351)	(2,875,873)	(1,442,562)	(2,907,752)	(3,619,896)	(1,869,209)
Class B	—	—	(17,267)	(36,981)	(14,386)	(23,456)
Class C	(1,309,167)	(1,587,966)	(376,047)	(316,016)	(2,193,976)	(1,434,508)
Class I	(2,641,581)	(7,586,189)	(2,073,088)	(1,200,970)	(1,770,029)	(2,042,829)
Class I2	(9,482,816)	(45,215,506)	(7,827,370)	(14,572,407)	—	—
Class R6	—	—	—	—	(39,052)	(2,629)
	(15,995,915)	(57,265,534)	(11,736,334)	(19,034,126)	(7,637,339)	(5,372,631)
Automatic conversions:
Class A	—	—	86,199	82,794	49,435	67,121
Class B	—	—	(110,724)	(100,342)	(49,771)	(67,585)
	—	—	(24,525)	(17,548)	(336)	(464)
Net increase (decrease) in shares outstanding:
Class A	(1,342,126)	(174,205)	675,925	(1,476,453)	4,201,907	7,877,763
Class B	—	—	(73,043)	(104,953)	(59,522)	(75,960)
Class C	(885,753)	(676,456)	144,947	(68,811)	(393,190)	960,254
Class I	1,281,268	(2,781,683)	2,574,356	(302,877)	1,168,271	355,776
Class I2	(6,979,442)	(8,177,033)	(3,305,610)	(11,200,069)	—	—
Class R6	—	—	—	—	95,033	250,773
Class T1	1,270	—	1,522	—	380	—
Advisor Class	1,303	—	1,477	—	378	—
	(7,923,480)	(11,809,377)	19,574	(13,153,163)	5,013,257	9,368,606

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Advisor Class commenced operations on March 3, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Short-Term Bond (A) (B)		Transamerica Small Cap Core (A) (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$52,271,428	$61,940,498	$933,032	$100,266	$163,514
Net realized gain (loss)	(2,199,067)	(22,360,763)	5,468,338	—	—
Net realized gain (loss) allocated from Series Portfolios	—	—	(47,991,746)	243,734	545,416
Net change in unrealized appreciation (depreciation)	4,706,987	36,065,889	2,267,684	—	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	—	47,847,340	2,263,938	(2,180,059)
Net increase (decrease) in net assets resulting from operations	54,779,348	75,645,624	8,524,648	2,607,938	(1,471,129)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(19,196,837)	(17,809,230)	—	—	—
Class C	(6,870,311)	(8,375,961)	—	—	—
Class I	(22,553,104)	(18,688,541)	—	—	—
Class I2	(7,636,970)	(16,734,521)	—	—	—
Class R4	—	—	(13,209)	(106,674)	(171,308)
Class R6	(19,654)	(5,352)	—	—	—
Class T1	(125)	—	—	—	—
Advisor Class	(336)	—	—	—	—
Total dividends and/or distributions from net investment income	(56,277,337)	(61,613,605)	(13,209)	(106,674)	(171,308)
Return of capital:
Class A	—	(2,208,329)	—	—	—
Class C	—	(1,038,612)	—	—	—
Class I	—	(2,317,364)	—	—	—
Class I2	—	(2,075,066)	—	—	—
Class R6	—	(665)	—	—	—
Total dividends and/or distributions from return of capital	—	(7,640,036)	(13,209)	(106,674)	(171,308)
Total dividends and/or distributions to shareholders	(56,277,337)	(69,253,641)	(13,209)	(106,674)	(171,308)

Capital share transactions:
Proceeds from shares sold:
Class A	429,018,787	331,648,362	837,158	—	—
Class C	63,615,527	80,758,395	12,670	—	—
Class I	894,410,421	596,619,617	214,113	—	—
Class I2	226,064,769	127,916,920	180,882	—	—
Class I3	—	—	10,922,377	—	—
Class R	—	—	1,333,867	—	—
Class R4	—	—	1,087,037	1,271,274	1,553,920
Class R6	1,380,048	328,734	—	—	—
Class T1	10,098	—	—	—	—
Advisor Class	40,843	—	10,000	—	—
	1,614,540,493	1,137,272,028	14,598,104	1,271,274	1,553,920
Issued from fund acquisition:
Class A	—	—	2,987,994	—	—
Class C	—	—	770,505	—	—
Class I	—	—	1,643,572	—	—
Class I2	—	—	39,744,526	—	—
Class I3	—	—	164,067,863	—	—
Class R	—	—	67,963,093	—	—
Advisor Class	—	—	9,800	—	—
	—	—	277,187,353	—	—
Dividends and/or distributions reinvested:
Class A	17,774,062	18,168,207	—	—	—
Class C	6,131,759	8,187,482	—	—	—
Class I	18,654,392	16,605,635	—	—	—
Class I2	7,690,380	18,771,805	—	—	—
Class R4	—	—	13,209	106,674	171,308
Class R6	19,754	5,926	—	—	—
Class T1	125	—	—	—	—
Advisor Class	336	—	—	—	—
	50,270,808	61,739,055	13,209	106,674	171,308
Cost of shares redeemed:
Class A	(440,706,214)	(394,083,690)	(435,979)	—	—
Class C	(172,869,720)	(190,637,158)	(163,862)	—	—
Class I	(579,954,021)	(458,815,981)	(224,352)	—	—
Class I2	(88,195,875)	(1,086,687,029)	(11,361,954)	—	—
Class I3	—	—	(27,112,967)	—	—
Class R	—	—	(17,737,657)	—	—
Class R4	—	—	(6,838,672)	(2,057,728)	(14,914,597)
Class R6	(360,132)	(15,967)	—	—	—
Class T1	(98)	—	—	—	—
Advisor Class	(8)	—	—	—	—
	(1,282,086,068)	(2,130,239,825)	(63,875,443)	(2,057,728)	(14,914,597)
Net increase (decrease) in net assets resulting from capital share transactions	382,725,233	(931,228,742)	227,923,223	(679,780)	(13,189,369)
Net increase (decrease) in net assets	381,227,244	(924,836,759)	236,434,662	1,821,484	(14,381,806)

Net assets:
Beginning of period/year	2,818,286,208	3,743,122,967	14,539,989	12,718,505	27,550,311
End of period/year	$3,199,513,452	$2,818,286,208	250,974,651	14,539,989	12,718,505
Undistributed (distributions in excess of) net investment income (loss)	$(541,126)	$(673,147)	1,089,419	5,199	5,202

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Short-Term Bond (A) (B)		Transamerica Small Cap Core (A) (C) (D)
	October 31, 2017	October 31, 2016	October 31, 2017 (E)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	42,029,320	32,624,334	72,977	—	—
Class C	6,244,662	7,966,545	1,119	—	—
Class I	89,102,548	59,718,529	18,574	—	—
Class I2	22,524,741	12,794,490	15,802	—	—
Class I3	—	—	967,173	—	—
Class R	—	—	115,859	—	—
Class R4	—	—	93,465	115,106	148,836
Class R6	137,623	33,091	—	—	—
Class T1	991	—	864	—	—
Advisor Class	4,065	—	—	—	—
	160,043,950	113,136,989	1,285,833	115,106	148,836
Shares issued on fund acquisition:
Class A	—	—	262,942	—	—
Class C	—	—	68,530	—	—
Class I	—	—	144,152	—	—
Class I2	—	—	3,485,319	—	—
Class I3	—	—	14,387,627	—	—
Class R	—	—	5,959,897	—	—
Advisor Class	—	—	858	—	—
	—	—	24,309,325	—	—
Shares reinvested:
Class A	1,740,678	1,787,601	—	—	—
Class C	601,792	807,130	—	—	—
Class I	1,858,739	1,662,349	—	—	—
Class I2	766,945	1,884,790	—	—	—
Class R4	—	—	1,156	10,653	16,879
Class R6	1,969	592	—	—	—
Class T1	12	—	—	—	—
Advisor Class	33	—	—	—	—
	4,970,168	6,142,462	1,156	10,653	16,879
Shares redeemed:
Class A	(43,162,772)	(38,858,733)	(38,160)	—	—
Class C	(16,970,642)	(18,800,041)	(14,338)	—	—
Class I	(57,845,195)	(45,959,240)	(19,347)	—	—
Class I2	(8,795,787)	(108,785,892)	(993,336)	—	—
Class I3	—	—	(2,334,146)	—	—
Class R	—	—	(1,562,821)	—	—
Class R4	—	—	(592,530)	(210,127)	(1,426,538)
Class R6	(35,879)	(1,597)	—	—	—
Class T1	(9)	—	—	—	—
	(126,810,284)	(212,405,503)	(5,554,678)	(210,127)	(1,426,538)
Net increase (decrease) in shares outstanding:
Class A	607,226	(4,446,798)	297,759	—	—
Class C	(10,124,188)	(10,026,366)	55,311	—	—
Class I	33,116,092	15,421,638	143,379	—	—
Class I2	14,495,899	(94,106,612)	2,507,785	—	—
Class I3	—	—	13,020,654	—	—
Class R	—	—	4,512,935	—	—
Class R4	—	—	(497,909)	(84,368)	(1,260,823)
Class R6	103,713	32,086	—	—	—
Class T1	994	—	864	—	—
Advisor Class	4,098	—	858	—	—
	38,203,834	(93,126,052)	20,041,636	(84,368)	(1,260,823)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Effective March 10, 2017 the Fund underwent a 1.44-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(E)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Growth (A) (B) (C)		Transamerica Small Cap Value (D) (E)
	October 31, 2017	October 31, 2016	October 31, 2017 (F)	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(875,287)	$(1,178,050)	$902,986	$44,412	$56,684
Net realized gain (loss)	10,735,168	111,501,977	14,690,324	—	—
Net realized gain (loss) allocated from Series Portfolios	—	—	4,987,862	34,016	1,661,673
Net change in unrealized appreciation (depreciation)	15,784,843	(89,809,183)	8,637,238	—	—
Net change in unrealized appreciation (depreciation) allocated from Series Portfolios	—	—	(5,039,261)	1,123,681	(2,146,639)
Net increase (decrease) in net assets resulting from operations	25,644,724	20,514,744	24,179,149	1,202,109	(428,282)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class I	—	—	—	—	—
Class I2	—	—	—	—	—
Class R4	—	—	(6,110)	(57,375)	(45,342)
Total dividends and/or distributions from net investment income	—	—	(6,110)	(57,375)	(45,342)
Net realized gains:
Class A	(6,093,796)	(266,325)	—	—	—
Class C	(1,028,759)	(114,382)	—	—	—
Class I	(2,491,220)	(197,822)	—	—	—
Class I2	(32,431,383)	(35,817,720)	—	—	—
Class R6	(30,128)	—	—	—	—
Advisor Class	(5,508)	—	—	—	—
Total dividends and/or distributions from net realized gains	(42,080,794)	(36,396,249)	—	—	—
Total dividends and/or distributions to shareholders	(42,080,794)	(36,396,249)	(6,110)	(57,375)	(45,342)

Capital share transactions:
Proceeds from shares sold:
Class A	10,899,962	7,694,535	706,527	—	—
Class C	2,142,285	349,787	25,426	—	—
Class I	26,832,249	1,506,256	1,970,178	—	—
Class I2	758,685	18,410,212	273,374	—	—
Class I3	33,968,740	—	34,058,827	—	—
Class R	1,250,562	—	404,165	—	—
Class R4	539,552	—	146,453	396,114	389,385
Class R6	—	50,000	—	—	—
Class T1(A)	10,000	—	—	—	—
Advisor Class	14,550	—	—	—	—
	76,416,585	28,010,790	37,584,950	396,114	389,385
Issued from fund acquisition:
Class A	—	—	2,495,036	—	—
Class C	—	—	824,598	—	—
Class I	—	—	639,862	—	—
Class I2	—	—	262,835,266	—	—
Class I3	17,586,938	—	17,165,386	—	—
Class R	40,910,118	—	35,584,048	—	—
Class R4	11,132,383	—	—	—	—
Class R6	—	—	56,472	—	—
Class T1	—	—	9,968	—	—
Advisor Class	—	—	9,995	—	—
	69,629,439	—	319,620,631	—	—
Dividends and/or distributions reinvested:
Class A	6,067,726	262,980	—	—	—
Class C	1,027,285	114,382	—	—	—
Class I	1,538,133	197,071	—	—	—
Class I2	32,431,383	35,777,612	—	—	—
Class R4	—	—	6,110	57,375	45,342
Class R6	30,128	—	—	—	—
Advisor Class	5,508	—	—	—	—
	41,100,163	36,352,045	6,110	57,375	45,342
Cost of shares redeemed:
Class A	(6,930,735)	(1,850,414)	(640,919)	—	—
Class C	(440,072)	(372,625)	(20,194)	—	—
Class I	(2,601,404)	(1,977,426)	(211,610)	—	—
Class I2	(19,599,510)	(524,004,033)	(27,229,294)	—	—
Class I3	(20,916,482)	—	(19,980,994)	—	—
Class R	(27,317,128)	—	(25,014,729)	—	—
Class R4	(6,529,406)	—	(6,783,482)	(1,241,683)	(1,789,266)
	(84,334,737)	(528,204,498)	(79,881,222)	(1,241,683)	(1,789,266)
Net increase (decrease) in net assets resulting from capital share transactions	102,811,450	(463,841,663)	277,330,469	(788,194)	(1,354,539)
Net increase (decrease) in net assets	86,375,380	(479,723,168)	301,503,508	356,540	(1,828,163)

Net assets:
Beginning of period/year	66,084,778	545,807,946	7,065,481	6,708,941	8,537,104
End of peiord/year	$152,460,158	$66,084,778	$308,568,989	$7,065,481	$6,708,941
Undistributed (distributions in excess of) net investment income (loss)	$(732,251)	$—	$637,513	$—	$9,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Small Cap Growth (A) (B) (C)		Transamerica Small Cap Value (D) (E)
	October 31, 2017	October 31, 2016	October 31, 2017 (F)	December 31, 2016	December 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	1,589,648	634,498	62,428	—	—
Class C	343,854	29,368	2,232	—	—
Class I	3,855,586	123,528	169,873	—	—
Class I2	104,057	1,530,510	24,123	—	—
Class I3	5,090,756	—	3,072,379	—	—
Class R	184,955	—	35,280	—	—
Class R4	80,310	—	13,003	39,617	37,923
Class R6	—	3,953	—	—	—
Class T1	1,585	—	—	—	—
Advisor Class	1,402	—	—	—	—
	11,252,153	2,321,857	3,379,318	39,617	37,923
Shares issued on fund acquisition:
Class A	—	—	225,399	—	—
Class C	—	—	74,769	—	—
Class I	—	—	57,440	—	—
Class I2	—	—	23,579,640	—	—
Class I3	2,729,704	—	1,539,952	—	—
Class R	6,349,742	—	3,192,339	—	—
Class R4	1,727,879	—	—	—	—
Class R6	—	—	5,040	—	—
Class T1	—	—	900	—	—
Advisor Class	—	—	891	—	—
	10,807,325	—	28,676,370	—	—
Shares reinvested:
Class A	977,090	22,749	—	—	—
Class C	178,039	10,140	—	—	—
Class I	240,709	16,872	—	—	—
Class I2	5,020,338	3,050,095	—	—	—
Class R4	—	—	559	5,829	4,493
Class R6	4,663	—	—	—	—
Advisor Class	862	—	—	—	—
	6,421,701	3,099,856	559	5,829	4,493
Shares redeemed:
Class A	(1,040,338)	(154,786)	(56,826)	—	—
Class C	(73,599)	(33,167)	(1,738)	—	—
Class I	(376,935)	(170,704)	(17,768)	—	—
Class I2	(2,835,117)	(41,735,746)	(2,416,585)	—	—
Class I3	(3,008,639)	—	(1,707,458)	—	—
Class R	(4,092,359)	—	(2,244,465)	—	—
Class R4	(979,948)	—	(613,048)	(122,618)	(172,522)
	(12,406,935)	(42,094,403)	(7,057,888)	(122,618)	(172,522)
Net increase (decrease) in shares outstanding:
Class A	1,526,400	502,461	231,001	—	—
Class C	448,294	6,341	75,263	—	—
Class I	3,719,360	(30,304)	209,545	—	—
Class I2	2,289,278	(37,155,141)	21,187,178	—	—
Class I3	4,811,821	—	2,904,873	—	—
Class R	2,442,338	—	983,154	—	—
Class R4	828,241	—	(599,486)	(77,172)	(130,106)
Class R6	4,663	3,953	5,040	—	—
Class T1	1,585	—	900	—	—
Advisor Class	2,264	—	891	—	—
	16,074,244	(36,672,690)	24,998,359	(77,172)	(130,106)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Class I3, R, and R4 commenced operations on March 10, 2017.
(C)	Advisor Class commenced operations on December 16, 2016.
(D)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(E)	Effective April 21, 2017 the Fund underwent a 2.16-for-1 share split. The Capital share transactions - shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(F)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Statements of Changes in Net Assets represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small/Mid Cap Value (A) (B)		Transamerica Strategic High Income (A) (B)			Transamerica Unconstrained Bond (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016		October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$(402,299)	$6,830,688	$4,802,189	$1,519,729		$6,660,303	$7,455,949
Net realized gain (loss)	107,344,174	39,224,216	9,030,193	(519,996)		6,573,151	(3,987,108)
Net change in unrealized appreciation (depreciation)	72,322,791	(15,129,200)	3,139,383	711,801		1,148,745	4,285,354
Net increase (decrease) in net assets resulting from operations	179,264,666	30,925,704	16,971,765	1,711,534		14,382,199	7,754,195

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(2,976,859)	(394,445)	(890,762)	(66,295)		—	—
Class B	—	—	—	—		—	—
Class C	(745,005)	—	(1,351,056)	(113,320)		—	—
Class I	(1,892,802)	(865,915)	(2,400,293)	(1,292,364)		(29,338)	(10,621)
Class I2	(234,153)	(110,424)	(407)	(0	)(C)	(7,789,343)	(6,653,179)
Class R6	(13,648)	(132)	—	—		—	—
Class T1	—	—	(217)	—		—	—
Advisor Class	(4)	—	(486)	—		(251)	—
Total dividends and/or distributions from net investment income	(5,862,471)	(1,370,916)	(4,643,221)	(1,471,979)		(7,818,932)	(6,663,800)
Net realized gains:
Class A	(18,330,193)	(32,568,914)	—	(6,314)		—	—
Class B	(499,496)	(1,584,990)	—	—		—	—
Class C	(14,159,982)	(24,819,106)	—	(15,312)		—	—
Class I	(8,156,693)	(14,768,898)	—	(116,346)		—	—
Class I2	(932,170)	(1,522,010)	—	(0	)(C)	—	—
Class R6	(54,160)	(3,884)	—	—		—	—
Advisor Class	(462)	—	—	—		—	—
Total dividends and/or distributions from net realized gains	(42,133,156)	(75,267,802)	—	(137,972)		—	—
Total dividends and/or distributions to shareholders	(47,995,627)	(76,638,718)	(4,643,221)	(1,609,951)		(7,818,932)	(6,663,800)

Capital share transactions:
Proceeds from shares sold:
Class A	63,364,690	34,430,867	2,604,986	717,055		—	—
Class B	67,532	123,300	—	—		—	—
Class C	22,623,383	18,937,657	2,480,440	1,440,103		—	—
Class I	103,309,527	42,831,420	15,390,430	12,054,479		2,036,489	—
Class I2	516,914	509,478	—	—		38,959,786	74,744,066
Class R6	3,044,908	944,032	—	—		—	—
Class T1	10,000	—	10,000	—		—	—
Advisor Class	134,507	—	15,201	—		10,000	—
	193,071,461	97,776,754	20,501,057	14,211,637		41,006,275	74,744,066
Issued from fund acquisition:
Class A	—	—	28,861,366	—		—	—
Class C	—	—	53,942,865	—		—	—
Class I	—	—	22,194,649	—		—	—
Class I2	—	—	9,808	—		—	—
	—	—	105,008,688	—		—	—
Dividends and/or distributions reinvested:
Class A	20,401,389	31,792,224	839,426	71,751		—	—
Class B	463,513	1,415,420	—	—		—	—
Class C	13,256,501	21,638,423	1,273,462	127,579		—	—
Class I	8,092,037	12,068,675	2,313,769	1,358,694		29,421	10,529
Class I2	1,166,323	1,632,434	407	0	(C)	7,863,241	6,575,851
Class R6	67,808	4,016	—	—		—	—
Class T1	—	—	217	—		—	—
Advisor Class	466	—	486	—		251	—
	43,448,037	68,551,192	4,427,767	1,558,024		7,892,913	6,586,380
Cost of shares redeemed:
Class A	(121,154,535)	(115,805,796)	(15,969,213)	(243,124)		—	—
Class B	(1,891,522)	(3,905,496)	—	—		—	—
Class C	(69,587,487)	(65,472,590)	(22,923,946)	(435,750)		—	—
Class I	(57,688,794)	(75,462,716)	(15,715,712)	(2,099,949)		(265,705)	(14,074)
Class I2	(2,360,345)	(2,356,058)	—	—		(5,485,322)	(66,281,585)
Class R6	(379,530)	(76,880)	—	—		—	—
	(253,062,213)	(263,079,536)	(54,608,871)	(2,778,823)		(5,751,027)	(66,295,659)
Automatic conversions:
Class A	3,516,440	5,859,261	—	—		—	—
Class B	(3,516,440)	(5,859,261)	—	—		—	—
	—	—	—	—		—	—
Net increase (decrease) in net assets resulting from capital share transactions	(16,542,715)	(96,751,590)	75,328,641	12,990,838		43,148,161	15,034,787
Net increase (decrease) in net assets	114,726,324	(142,464,604)	87,657,185	13,092,421		49,711,428	16,125,182

Net assets:
Beginning of year	762,716,018	905,180,622	48,016,707	34,924,286		219,296,341	203,171,159
End of year	$877,442,342	$762,716,018	$135,673,892	$48,016,707		$269,007,769	$219,296,341
Undistributed (distributions in excess of) net investment income (loss)	$822,486	$5,804,604	$(416,364)	$96,391		$(7,174)	$627,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small/Mid Cap Value (A) (B)		Transamerica Strategic High Income (A) (B)			Transamerica Unconstrained Bond (B)
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016		October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	2,265,562	1,424,666	246,530	72,529		—	—
Class B	2,630	5,672	—	—		—	—
Class C	912,026	874,045	234,012	147,359		—	—
Class I	3,567,317	1,712,268	1,449,619	1,221,694		200,492	—
Class I2	18,001	20,712	—	—		3,849,972	7,601,738
Class R6	103,831	37,257	—	—		—	—
Class T1	355	—	944	—		—	—
Advisor Class	4,515	—	1,465	—		1,016	—
	6,874,237	4,074,620	1,932,570	1,441,582		4,051,480	7,601,738
Shares issued on fund acquisition:
Class A	—	—	2,855,808	—		—	—
Class C	—	—	5,357,800	—		—	—
Class I	—	—	2,195,729	—		—	—
Class I2	—	—	1,009	—		—	—
	—	—	10,410,346	—		—	—
Shares reinvested:
Class A	747,030	1,337,494	79,620	7,320		—	—
Class B	18,781	65,559	—	—		—	—
Class C	545,535	1,014,935	121,233	13,069		—	—
Class I	288,075	494,415	218,645	138,642		2,897	1,096
Class I2	41,477	66,821	40	0	(D)	781,386	684,332
Class R6	2,403	164	—	—		—	—
Class T1	—	—	20	—		—	—
Advisor Class	16	—	45	—		25	—
	1,643,317	2,979,388	419,603	159,031		784,308	685,428
Shares redeemed:
Class A	(4,316,782)	(4,805,283)	(1,506,401)	(24,395)		—	—
Class B	(74,384)	(179,701)	—	—		—	—
Class C	(2,796,491)	(3,020,989)	(2,186,787)	(44,548)		—	—
Class I	(2,014,153)	(3,080,046)	(1,497,533)	(217,320)		(26,015)	(1,525)
Class I2	(80,676)	(94,288)	—	—		(548,489)	(6,841,313)
Class R6	(12,854)	(2,965)	—	—		—	—
	(9,295,340)	(11,183,272)	(5,190,721)	(286,263)		(574,504)	(6,842,838)
Automatic conversions:
Class A	126,093	239,029	—	—		—	—
Class B	(139,953)	(263,859)	—	—		—	—
	(13,860)	(24,830)	—	—		—	—
Net increase (decrease) in shares outstanding:
Class A	(1,178,097)	(1,804,094)	1,675,557	55,454		—	—
Class B	(192,926)	(372,329)	—	—		—	—
Class C	(1,338,930)	(1,132,009)	3,526,258	115,880		—	—
Class I	1,841,239	(873,363)	2,366,460	1,143,016		177,374	(429)
Class I2	(21,198)	(6,755)	1,049	0	(D)	4,082,869	1,444,757
Class R6	93,380	34,456	—	—		—	—
Class T1	355	—	964	—		—	—
Advisor Class	4,531	—	1,510	—		1,041	—
	(791,646)	(4,154,094)	7,571,798	1,314,350		4,261,284	1,444,328

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Rounds to less than $1 or $(1).
(D)	Rounds to less than 1 or (1) shares.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica US Growth (A) (B)
	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$2,219,323	$2,157,324
Net realized gain (loss)	100,647,830	25,592,602
Net change in unrealized appreciation (depreciation)	137,501,273	(37,029,481)
Net increase (decrease) in net assets resulting from operations	240,368,426	(9,279,555)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(300,861)	(22,737)
Class C	(18)	—
Class I	(612,803)	(560,522)
Class I2	(1,330,410)	(1,576,091)
Class T	(118,454)	(108,037)
Total dividends and/or distributions from net investment income	(2,362,546)	(2,267,387)
Net realized gains:
Class A	(9,431,729)	(11,022,054)
Class B	(160,941)	(258,428)
Class C	(1,012,745)	(1,301,421)
Class I	(3,408,145)	(4,157,551)
Class I2	(5,475,375)	(8,074,287)
Class T	(833,124)	(1,015,032)
Advisor Class	(211)	—
Total dividends and/or distributions from net realized gains	(20,322,270)	(25,828,773)
Total dividends and/or distributions to shareholders	(22,684,816)	(28,096,160)

Capital share transactions:
Proceeds from shares sold:
Class A	18,566,843	19,569,942
Class B	30,524	111,491
Class C	1,598,793	1,903,071
Class I	9,805,089	6,242,039
Class I2	2,952,866	20,238,914
Class T	626,800	613,536
Class T1	10,000	—
Advisor Class	10,000	—
	33,600,915	48,678,993
Dividends and/or distributions reinvested:
Class A	9,537,986	10,831,565
Class B	159,875	256,224
Class C	974,829	1,256,994
Class I	3,966,146	4,630,062
Class I2	6,804,498	9,650,158
Class T	926,321	1,097,391
Advisor Class	211	—
	22,369,866	27,722,394
Cost of shares redeemed:
Class A	(59,971,042)	(55,670,518)
Class B	(784,678)	(1,129,682)
Class C	(8,670,918)	(9,437,141)
Class I	(25,861,694)	(26,888,105)
Class I2	(89,116,391)	(121,894,504)
Class T	(9,945,457)	(10,323,220)
	(194,350,180)	(225,343,170)
Automatic conversions:
Class A	2,717,208	2,547,917
Class B	(2,717,208)	(2,547,917)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(138,379,399)	(148,941,783)
Net increase (decrease) in net assets	79,304,211	(186,317,498)

Net assets:
Beginning of year	998,753,760	1,185,071,258
End of year	$1,078,057,971	$998,753,760
Undistributed (distributions in excess of) net investment income (loss)	$1,339,868	$1,456,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica US Growth (A) (B)
	October 31, 2017	October 31, 2016
Capital share transactions - shares:
Shares issued:
Class A	1,013,965	1,180,741
Class B	1,589	7,517
Class C	90,039	116,869
Class I	512,782	368,724
Class I2	160,321	1,259,614
Class T	13,819	14,920
Class T1	544	—
Advisor Class	569	—
	1,793,628	2,948,385
Shares reinvested:
Class A	560,399	644,738
Class B	9,820	15,787
Class C	59,769	77,449
Class I	229,788	271,877
Class I2	395,151	567,990
Class T	21,709	26,475
Advisor Class	12	—
	1,276,648	1,604,316
Shares redeemed:
Class A	(3,219,928)	(3,330,078)
Class B	(44,994)	(69,691)
Class C	(487,937)	(587,793)
Class I	(1,400,518)	(1,575,939)
Class I2	(4,702,781)	(7,124,892)
Class T	(216,035)	(250,423)
	(10,072,193)	(12,938,816)
Automatic conversions:
Class A	148,318	152,727
Class B	(155,494)	(158,532)
	(7,176)	(5,805)
Net increase (decrease) in shares outstanding:
Class A	(1,497,246)	(1,351,872)
Class B	(189,079)	(204,919)
Class C	(338,129)	(393,475)
Class I	(657,948)	(935,338)
Class I2	(4,147,309)	(5,297,288)
Class T	(180,507)	(209,028)
Class T1	544	—
Advisor Class	581	—
	(7,009,093)	(8,391,920)

(A)	Class T1 commenced operations on March 17, 2017.
(B)	Advisor Class commenced operations on December 16, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENT OF CASH FLOWS

For the year ended October 31, 2017

Transamerica Event Driven
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$6,183,252
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(612,310,852)
Proceeds of long-term investments	637,393,787
Purchases to cover securities sold short	(164,351,251)
Proceeds from securities sold short	155,320,763
Net purchases/proceeds of short-term investments	(4,598,377)
Net change in unrealized appreciation (depreciation)	(31,554)
Net realized gain (loss)	(4,674,785)
Net amortization (accretion) of discount and premium	(286,637)
(Increase) decrease in receivables for investments sold	6,824,795
(Increase) decrease in receivables for interest	719,784
(Increase) decrease in receivables for dividends	(111,099)
(Increase) decrease in receivable for tax reclaim	170
(Increase) decrease in receivables for net income from securities lending	(534)
(Increase) decrease in cash on deposit with broker and custodian	9,313,031
Increase (decrease) in cash deposit due to broker	(10,291)
Increase (decrease) in payables for investments purchased	2,516,135
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	(25,863)
Increase (decrease) in line of credit	(15,000,000)
Increase (decrease) in accrued liabilities	(15,511)
Increase (decrease) in collateral for securities on loan	(3,447,153)
Net cash provided by (used for) swap agreement transactions	(58,757)
Net cash provided by (used for) written options and swaptions transactions	111,387
Net cash provided by (used for) in futures contracts transactions	(143,443)
Net cash provided by (used for) foreign currency transactions	17,509
Net cash provided by (used for) operating activities	13,334,506

Cash flows from financing activities:
Increase (decrease) in foreign cash overdraft	30
Proceeds from shares sold, net of receivable for shares sold	6,889,501
Payment of shares redeemed, net of payable for shares redeemed	(20,224,074)
Net cash provided by (used for) financing activities	(13,334,543)
Net increase (decrease) in cash and foreign currencies	(37)
Cash and foreign currencies, at beginning of year	$54
Cash and foreign currencies, at end of year	$17

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$306,119
Non-cash financing activities included herein consist of reinvestment of distributions	$1,538,856

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Transamerica Balanced II
	Class I3
	October 31, 2017 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B)	0.02
Net realized and unrealized gain (loss)	0.15
Total investment operations	0.17
Net asset value, end of period	$10.17
Total return	1.70	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66	%(D)
Including waiver and/or reimbursement and recapture	0.50	%(D)
Net investment income (loss) to average net assets	1.23	%(D)
Portfolio turnover rate	40	%(C)

(A)	Commenced operations on September 15, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Balanced II
	Class R (A)(B)
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.11		$9.68		$9.85	$9.04	$7.80	$7.01
Investment operations:
Net investment income (loss) (D)	0.14		0.11		0.10	0.10	0.07	0.09
Net realized and unrealized gain (loss)	0.91		0.63		(0.11)	0.82	1.30	0.80
Total investment operations	1.05		0.74		(0.01)	0.92	1.37	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.12)		(0.10)	(0.11)	(0.13)	(0.10)
Net realized gains	(0.90)		(0.19)		(0.06)	—	—	—
Total dividends and/or distributions to shareholders	(0.99)		(0.31)		(0.16)	(0.11)	(0.13)	(0.10)
Net asset value, end of year	$10.17		$10.11		$9.68	$9.85	$9.04	$7.80
Total return	10.68	%(E)	7.69%		(0.08)%	10.35%	17.65%	12.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$91,171		$90,455		$90,541	$77,447	$52,672	$41,680
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(F)	1.18%		1.16%	1.21%	1.28%	1.30%
Including waiver and/or reimbursement and recapture	1.13	%(F)(G)	1.09	%(G)(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.95	%(F)	1.13%		1.00%	1.09%	0.85%	1.22%
Portfolio turnover rate	40	%(E)	37%		50%	92%	123%	150%

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.70	$9.89		$10.81	$10.60	$10.70
Investment operations:
Net investment income (loss) (A)	0.40	0.41	(B)	0.40	0.42	0.46
Net realized and unrealized gain (loss)	0.15	0.27		(0.54)	0.38	0.02
Total investment operations	0.55	0.68		(0.14)	0.80	0.48
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.34)		(0.42)	(0.45)	(0.49)
Net realized gains	(0.41)	(0.53)		(0.36)	(0.14)	(0.09)
Total dividends and/or distributions to shareholders	(0.72)	(0.87)		(0.78)	(0.59)	(0.58)
Net asset value, end of year	$9.53	$9.70		$9.89	$10.81	$10.60
Total return	6.13%	7.80%		(1.31)%	7.77%	4.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$203,166	$223,935		$777,767	$780,308	$857,807
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.73%		0.70%	0.70%	0.70%
Including waiver and/or reimbursement and recapture	0.71%	0.70	%(B)	0.70%	0.70%	0.70%
Net investment income (loss) to average net assets	4.26%	4.39	%(B)	3.93%	3.95%	4.28%
Portfolio turnover rate	43%	38%		46%	36%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Bond
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of year	$9.71	$9.90		$10.43
Investment operations:
Net investment income (loss) (B)	0.41	0.40	(C)	0.17
Net realized and unrealized gain (loss)	0.13	0.28		(0.50)
Total investment operations	0.54	0.68		(0.33)
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.34)		(0.20)
Net realized gains	(0.41)	(0.53)		—
Total dividends and/or distributions to shareholders	(0.72)	(0.87)		(0.20)
Net asset value, end of year	$9.53	$9.71		$9.90
Total return	6.02%	7.80%		(3.17	)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$5,793	$480		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.72%		0.70	%(E)
Including waiver and/or reimbursement and recapture	0.71%	0.68	%(C)	0.70	%(E)
Net investment income (loss) to average net assets	4.33%	4.24	%(C)	3.87	%(E)
Portfolio turnover rate	43%	38%		46%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.70	$25.35		$24.40	$21.40	$15.34
Investment operations:
Net investment income (loss) (A)	(0.24)	(0.14	)(B)	(0.19)	(0.15)	(0.07)
Net realized and unrealized gain (loss)	7.40	1.33		1.80	3.64	6.49
Total investment operations	7.16	1.19		1.61	3.49	6.42
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)		(0.66)	(0.49)	(0.36)
Net asset value, end of year	$28.32	$25.70		$25.35	$24.40	$21.40
Total return (C)	34.66%	4.77%		6.77%	16.52%	42.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$223,299	$170,198		$160,269	$124,413	$88,843
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.23%		1.21%	1.26%	1.41%
Including waiver and/or reimbursement and recapture	1.23%	1.22	%(B)	1.21%	1.26%	1.48%
Net investment income (loss) to average net assets	(0.95)%	(0.57	)%(B)	(0.75)%	(0.63)%	(0.38)%
Portfolio turnover rate	66%	32%		24%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.28	$22.30		$21.76	$19.31	$13.96
Investment operations:
Net investment income (loss) (A)	(0.39)	(0.33	)(B)	(0.38)	(0.32)	(0.17)
Net realized and unrealized gain (loss)	6.13	1.15		1.58	3.26	5.88
Total investment operations	5.74	0.82		1.20	2.94	5.71
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)		(0.66)	(0.49)	(0.36)
Net asset value, end of year	$23.48	$22.28		$22.30	$21.76	$19.31
Total return (C)	33.36%	3.78%		5.72%	15.44%	41.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,694	$2,584		$3,870	$4,932	$6,020
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.32%	2.20%		2.13%	2.16%	2.28%
Including waiver and/or reimbursement and recapture	2.20%	2.19	%(B)	2.20%	2.20%	2.20%
Net investment income (loss) to average net assets	(1.89)%	(1.54	)%(B)	(1.73)%	(1.54)%	(1.07)%
Portfolio turnover rate	66%	32%		24%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.50	$22.46		$21.84	$19.33	$13.96
Investment operations:
Net investment income (loss) (A)	(0.35)	(0.28	)(B)	(0.33)	(0.28)	(0.15)
Net realized and unrealized gain (loss)	6.22	1.16		1.61	3.28	5.88
Total investment operations	5.87	0.88		1.28	3.00	5.73
Dividends and/or distributions to shareholders:
Net realized gains	(4.54)	(0.84)		(0.66)	(0.49)	(0.36)
Net asset value, end of year	$23.83	$22.50		$22.46	$21.84	$19.33
Total return (C)	33.68%	4.03%		5.98%	15.74%	42.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$84,852	$69,159		$68,922	$50,879	$27,535
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97%	1.96%		1.92%	1.95%	2.04%
Including waiver and/or reimbursement and recapture	1.97%	1.95	%(B)	1.92%	1.95%	2.04%
Net investment income (loss) to average net assets	(1.69)%	(1.30	)%(B)	(1.47)%	(1.34)%	(0.95)%
Portfolio turnover rate	66%	32%		24%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$26.43	$25.98		$24.92	$21.78	$15.61
Investment operations:
Net investment income (loss) (A)	(0.18)	(0.07	)(B)	(0.12)	(0.07)	0.02
Net realized and unrealized gain (loss)	7.68	1.36		1.84	3.70	6.59
Total investment operations	7.50	1.29		1.72	3.63	6.61
Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—	(0.08)
Net realized gains	(4.54)	(0.84)		(0.66)	(0.49)	(0.36)
Total dividends and/or distributions to shareholders	(4.54)	(0.84)		(0.66)	(0.49)	(0.44)
Net asset value, end of year	$29.39	$26.43		$25.98	$24.92	$21.78
Total return	35.03%	5.09%		7.07%	16.88%	43.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$292,452	$164,575		$153,719	$161,858	$105,747
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.94%		0.92%	0.95%	0.99%
Including waiver and/or reimbursement and recapture	0.96%	0.93	%(B)	0.92%	0.95%	0.99%
Net investment income (loss) to average net assets	(0.69)%	(0.28	)%(B)	(0.46)%	(0.31)%	0.11%
Portfolio turnover rate	66%	32%		24%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$17.43	$17.40		$16.88	$14.88	$10.80
Investment operations:
Net investment income (loss) (A)	(0.08)	(0.03	)(B)	(0.06)	(0.03)	0.04
Net realized and unrealized gain (loss)	4.45	0.90		1.24	2.52	4.50
Total investment operations	4.37	0.87		1.18	2.49	4.54
Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—	(0.10)
Net realized gains	(4.54)	(0.84)		(0.66)	(0.49)	(0.36)
Total dividends and/or distributions to shareholders	(4.54)	(0.84)		(0.66)	(0.49)	(0.46)
Net asset value, end of year	$17.26	$17.43		$17.40	$16.88	$14.88
Total return	35.14%	5.25%		7.19%	17.05%	43.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$230,981	$241,857		$1,039,343	$836,984	$509,700
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.81%		0.79%	0.81%	0.84%
Including waiver and/or reimbursement and recapture	0.85%	0.81	%(B)	0.79%	0.81%	0.84%
Net investment income (loss) to average net assets	(0.56)%	(0.18	)%(B)	(0.34)%	(0.20)%	0.32%
Portfolio turnover rate	66%	32%		24%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Capital Growth
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$23.02		$25.71
Investment operations:
Net investment income (loss) (C)	(0.14)		(0.19)
Net realized and unrealized gain (loss)	5.46		8.39
Total investment operations	5.32		8.20
Dividends and/or distributions to shareholders:
Net realized gains	—		(4.54)
Net asset value, end of period	$28.34		$29.37
Total return	23.11	%(D)(E)	38.67	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$12		$29
Expenses to average net assets	1.09	%(F)	1.04	%(F)
Net investment income (loss) to average net assets	(0.88	)%(F)	(0.81	)%(F)
Portfolio turnover rate	66%		66%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$17.38	$16.80		$16.22	$15.57
Investment operations:
Net investment income (loss) (B)	(0.04)	(0.02	)(C)	0.01	0.00	(D)
Net realized and unrealized gain (loss)	3.13	0.62		0.61	0.65
Total investment operations	3.09	0.60		0.62	0.65
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.02)		—	—
Net realized gains	(2.48)	—		(0.04)	—
Total dividends and/or distributions to shareholders	(2.54)	(0.02)		(0.04)	—
Net asset value, end of period/year	$17.93	$17.38		$16.80	$16.22
Total return (E)	20.50%	3.59%		3.81%	4.17	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,018	$768		$681	$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.79%	1.12%		1.06%	1.18	%(G)
Including waiver and/or reimbursement and recapture	1.20%	1.11	%(C)	1.06%	1.18	%(G)
Net investment income (loss) to average net assets	(0.21)%	(0.10	)%(C)	0.07%	0.03	%(G)
Portfolio turnover rate	15%	83%		34%	18	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$17.06	$16.59		$16.14	$15.57
Investment operations:
Net investment income (loss) (B)	(0.14)	(0.13	)(C)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	3.06	0.60		0.60	0.64
Total investment operations	2.92	0.47		0.49	0.57
Dividends and/or distributions to shareholders:
Net realized gains	(2.48)	—		(0.04)	—
Net asset value, end of period/year	$17.50	$17.06		$16.59	$16.14
Total return (D)	19.75%	2.83%		3.02%	3.66	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,033	$721		$421	$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%	1.81%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.85%	1.81	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	(0.86)%	(0.81	)%(C)	(0.67)%	(0.67	)%(F)
Portfolio turnover rate	15%	83%		34%	18	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I (A)
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (B)		December 31, 2013
Net asset value, beginning of period/year	$17.26	$16.67		$16.09	$15.76		$12.24
Investment operations:
Net investment income (loss) (C)	0.02	0.03	(D)	0.04	0.02		(0.00	)(E)
Net realized and unrealized gain (loss)	3.10	0.61		0.60	0.76		3.87
Total investment operations	3.12	0.64		0.64	0.78		3.87
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)		(0.02)	—		(0.00	)(E)
Net realized gains	(2.48)	—		(0.04)	(0.45)		(0.34)
Total dividends and/or distributions to shareholders	(2.59)	(0.05)		(0.06)	(0.45)		(0.35)
Net asset value, end of period/year	$17.79	$17.26		$16.67	$16.09		$15.76
Total return	20.97%	3.87%		3.95%	6.13	%(F)	31.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$33,077	$24,424		$23,460	$19,643		$13,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.83%		0.83%	1.08	%(G)	2.18%
Including waiver and/or reimbursement and recapture	0.87%	0.82	%(D)	0.88%	1.00	%(G)	1.25%
Net investment income (loss) to average net assets	0.13%	0.19	%(D)	0.27%	0.16	%(G)	(0.02)%
Portfolio turnover rate	15%	83%		34%	18	%(F)	15%

(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which was the accounting and performance survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$17.45	$16.85		$16.26	$15.57
Investment operations:
Net investment income (loss) (B)	0.04	0.06	(C)	0.07	0.04
Net realized and unrealized gain (loss)	3.13	0.61		0.60	0.65
Total investment operations	3.17	0.67		0.67	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.07)		(0.04)	—
Net realized gains	(2.48)	—		(0.04)	—
Total dividends and/or distributions to shareholders	(2.61)	(0.07)		(0.08)	—
Net asset value, end of period/year	$18.01	$17.45		$16.85	$16.26
Total return	21.02%	4.02%		4.11%	4.43	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$190,788	$222,753		$390,712	$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.72%		0.73%	0.77	%(E)
Including waiver and/or reimbursement and recapture	0.77%	0.72	%(C)	0.73%	0.77	%(E)
Net investment income (loss) to average net assets	0.27%	0.36	%(C)	0.41%	0.42	%(E)
Portfolio turnover rate	15%	83%		34%	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Concentrated Growth
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$16.23		$17.51
Investment operations:
Net investment income (loss) (C)	(0.02)		0.00	(D)
Net realized and unrealized gain (loss)	1.73		2.87
Total investment operations	1.71		2.87
Dividends and/or distributions to shareholders:
Net investment income	—		(0.00	)(D)
Net realized gains	—		(2.48)
Total dividends and/or distributions to shareholders	—		(2.48)
Net asset value, end of period	$17.94		$17.90
Total return	10.60	%(E)(F)	19.12	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(G)	0.96	%(G)
Including waiver and/or reimbursement and recapture	1.01	%(G)(H)	0.95	%(G)
Net investment income (loss) to average net assets	(0.17	)%(G)	0.00	%(G)(I)
Portfolio turnover rate	15%		15%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.15	$12.75		$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.20	0.23	(C)	0.23	0.20	0.14
Net realized and unrealized gain (loss)	1.92	0.23		(0.18)	1.47	1.97
Total investment operations	2.12	0.46		0.05	1.67	2.11
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)		(0.22)	(0.20)	(0.13)
Net realized gains	(1.50)	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(1.74)	(2.06)		(0.65)	(0.30)	(0.13)
Net asset value, end of period/year	$11.53	$11.15		$12.75	$13.35	$11.98
Total return (D)	20.35%	4.30%		0.32%	14.14%	21.25	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$94,083	$86,943		$51,809	$63,639	$1,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	0.97%		0.97%	0.96%	1.07	%(F)
Including waiver and/or reimbursement and recapture	1.01%	0.97	%(C)	0.97%	0.96%	1.07	%(F)
Net investment income (loss) to average net assets	1.77%	2.09	%(C)	1.74%	1.55%	1.47	%(F)
Portfolio turnover rate	14%	54%		15%	21%	23	%(E)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.09	$12.70		$13.32	$11.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.11	0.14	(C)	0.12	0.09	0.08
Net realized and unrealized gain (loss)	1.91	0.22		(0.19)	1.49	1.96
Total investment operations	2.02	0.36		(0.07)	1.58	2.04
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)		(0.12)	(0.12)	(0.08)
Net realized gains	(1.50)	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(1.64)	(1.97)		(0.55)	(0.22)	(0.08)
Net asset value, end of period/year	$11.47	$11.09		$12.70	$13.32	$11.96
Total return (D)	19.42%	3.41%		(0.62)%	13.30%	20.50	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,080	$7,755		$4,749	$4,419	$1,297
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84%	1.80%		1.81%	1.81%	1.78	%(F)
Including waiver and/or reimbursement and recapture	1.84%	1.80	%(C)	1.81%	1.81%	1.78	%(F)
Net investment income (loss) to average net assets	0.96%	1.23	%(C)	0.89%	0.74%	0.83	%(F)
Portfolio turnover rate	14%	54%		15%	21%	23	%(E)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.14	$12.75		$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.21	0.25	(C)	0.25	0.23	0.17
Net realized and unrealized gain (loss)	1.93	0.22		(0.18)	1.47	1.96
Total investment operations	2.14	0.47		0.07	1.70	2.13
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.25)		(0.24)	(0.23)	(0.15)
Net realized gains	(1.50)	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(1.76)	(2.08)		(0.67)	(0.33)	(0.15)
Net asset value, end of period/year	$11.52	$11.14		$12.75	$13.35	$11.98
Total return	20.56%	4.38%		0.49%	14.37%	21.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,286	$10,559		$6,318	$6,311	$1,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.81%		0.81%	0.80%	0.82	%(E)
Including waiver and/or reimbursement and recapture	0.84%	0.80	%(C)	0.81%	0.80%	0.82	%(E)
Net investment income (loss) to average net assets	1.91%	2.26	%(C)	1.88%	1.80%	1.82	%(E)
Portfolio turnover rate	14%	54%		15%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.15	$12.75		$13.36	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.23	0.26	(C)	0.26	0.24	0.17
Net realized and unrealized gain (loss)	1.92	0.23		(0.18)	1.48	1.97
Total investment operations	2.15	0.49		0.08	1.72	2.14
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)		(0.26)	(0.24)	(0.16)
Net realized gains	(1.50)	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(1.77)	(2.09)		(0.69)	(0.34)	(0.16)
Net asset value, end of period/year	$11.53	$11.15		$12.75	$13.36	$11.98
Total return	20.67%	4.57%		0.52%	14.56%	21.49	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$576,947	$672,378		$852,448	$1,402,739	$1,023,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.70%		0.71%	0.70%	0.71	%(E)
Including waiver and/or reimbursement and recapture	0.74%	0.70	%(C)	0.71%	0.70%	0.71	%(E)
Net investment income (loss) to average net assets	2.07%	2.31	%(C)	1.98%	1.88%	1.91	%(E)
Portfolio turnover rate	14%	54%		15%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.15	$12.75		$13.25
Investment operations:
Net investment income (loss) (B)	0.21	0.27	(C)	0.11
Net realized and unrealized gain (loss)	1.93	0.22		(0.48)
Total investment operations	2.14	0.49		(0.37)
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)		(0.13)
Net realized gains	(1.50)	(1.83)		—
Total dividends and/or distributions to shareholders	(1.77)	(2.09)		(0.13)
Net asset value, end of period/year	$11.52	$11.15		$12.75
Total return	20.67%	4.57%		(2.79	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,524	$474		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.71%		0.72	%(E)
Including waiver and/or reimbursement and recapture	0.74%	0.70	%(C)	0.72	%(E)
Net investment income (loss) to average net assets	1.90%	2.39	%(C)	1.99	%(E)
Portfolio turnover rate	14%	54%		15%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Dividend Focused
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$11.09		$12.19
Investment operations:
Net investment income (loss) (C)	0.12		0.17
Net realized and unrealized gain (loss)	0.48		0.92
Total investment operations	0.60		1.09
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.17)
Net realized gains	—		(1.50)
Total dividends and/or distributions to shareholders	(0.13)		(1.67)
Net asset value, end of period	$11.56		$11.61
Total return	5.50	%(D)(E)	10.16	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98	%(F)	0.94	%(F)
Including waiver and/or reimbursement and recapture	0.98	%(F)	0.90	%(F)
Net investment income (loss) to average net assets	1.67	%(F)	1.78	%(F)
Portfolio turnover rate	14%		14%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class A
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.48	$11.10	$11.73	$11.12	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11	0.12	(D)	0.07	0.08	0.05
Net realized and unrealized gain (loss)	1.32	(0.23)	0.04	(E)	0.61	1.56
Total investment operations	1.43	(0.11)	0.11	0.69	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.05)	(0.11)	(0.05)	(0.49)
Net realized gains	—	(0.46)	(0.63)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.14)	(0.51)	(0.74)	(0.08)	(0.49)
Net asset value, end of year	$11.77	$10.48	$11.10	$11.73	$11.12
Total return (F)	13.73%	(0.99)%	0.91%	6.31%	16.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,560	$9,348	$14,100	$12,115	$6,456
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.59%	1.33%	1.36%	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.10%	1.09	%(D)	1.10%	1.11%	1.15%
Net investment income (loss) to average net assets (C)	0.96%	1.14	%(D)	0.63%	0.70%	0.45%
Portfolio turnover rate (H)	3%	142%	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class C
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.32	$10.96	$11.60	$11.05	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.02	0.04	(D)	(0.01)	(0.00	)(E)	(0.03)
Net realized and unrealized gain (loss)	1.30	(0.22)	0.04	(F)	0.60	1.56
Total investment operations	1.32	(0.18)	0.03	0.60	1.53
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	—	(0.04)	(0.02)	(0.48)
Net realized gains	—	(0.46)	(0.63)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.46)	(0.67)	(0.05)	(0.48)
Net asset value, end of year	$11.59	$10.32	$10.96	$11.60	$11.05
Total return (G)	12.82%	(1.64)%	0.15%	5.46%	16.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,231	$8,710	$11,492	$7,266	$3,840
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	2.32%	2.06%	2.12%	2.09%	4.69%
Including waiver and/or reimbursement and recapture	1.85%	1.83	%(D)	1.85%	1.85%	1.85%
Net investment income (loss) to average net assets (C)	0.21%	0.37	%(D)	(0.13)%	(0.03)%	(0.28)%
Portfolio turnover rate (I)	3%	142%	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class I
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.47	$11.08	$11.71	$11.09	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	0.15	(D)	0.10	0.11	0.07
Net realized and unrealized gain (loss)	1.31	(0.23)	0.04	(E)	0.61	1.57
Total investment operations	1.44	(0.08)	0.14	0.72	1.64
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)	(0.14)	(0.07)	(0.55)
Net realized gains	—	(0.46)	(0.63)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.17)	(0.53)	(0.77)	(0.10)	(0.55)
Net asset value, end of year	$11.74	$10.47	$11.08	$11.71	$11.09
Total return	13.89%	(0.65)%	1.15%	6.57%	17.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,012	$2,324	$3,889	$3,521	$2,824
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.29%	1.03%	1.08%	1.03%	3.63%
Including waiver and/or reimbursement and recapture	0.85%	0.83	%(D)	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets (C)	1.21%	1.39	%(D)	0.91%	0.98%	0.67%
Portfolio turnover rate (G)	3%	142%	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Dynamic Allocation
	Class T1
	October 31, 2017 (A)
Net asset value, beginning of period	$11.06
Investment operations:
Net investment income (loss) (B) (C)	0.07
Net realized and unrealized gain (loss)	0.64
Total investment operations	0.71
Net asset value, end of period	$11.77
Total return (D)	6.42	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.43	%(G)
Including waiver and/or reimbursement and recapture	1.10	%(G)
Net investment income (loss) to average net assets (C)	0.97	%(G)
Portfolio turnover rate (H)	3%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.46	$9.38		$10.48	$10.16	$10.25
Investment operations:
Net investment income (loss) (A) (B)	0.32	0.36	(C)	0.39	0.38	0.34
Net realized and unrealized gain (loss)	0.06	0.32		(0.87)	0.26	0.10
Total investment operations	0.38	0.68		(0.48)	0.64	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.33)		(0.45)	(0.32)	(0.47)
Net realized gains	—	(0.20)		(0.17)	—	(0.04)
Return of capital	(0.07)	(0.07)		—	—	(0.02)
Total dividends and/or distributions to shareholders	(0.39)	(0.60)		(0.62)	(0.32)	(0.53)
Net asset value, end of year	$9.45	$9.46		$9.38	$10.48	$10.16
Total return (D)	4.12%	7.79%		(4.78)%	6.39%	4.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$97,964	$122,240		$175,092	$259,348	$342,367
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%		0.89%	0.89%	0.93%
Including waiver and/or reimbursement and recapture	0.89%	0.88	%(C)	0.89%	0.87%	0.88%
Net investment income (loss) to average net assets (B)	3.41%	3.89	%(C)	3.84%	3.63%	3.32%
Portfolio turnover rate (F)	9%	27%		159%	102%	237%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.42	$9.34		$10.44	$10.12	$10.22
Investment operations:
Net investment income (loss) (A) (B)	0.25	0.28	(C)	0.31	0.29	0.25
Net realized and unrealized gain (loss)	0.06	0.33		(0.87)	0.27	0.11
Total investment operations	0.31	0.61		(0.56)	0.56	0.36
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.28)		(0.37)	(0.24)	(0.40)
Net realized gains	—	(0.20)		(0.17)	—	(0.04)
Return of capital	(0.06)	(0.05)		—	—	(0.02)
Total dividends and/or distributions to shareholders	(0.32)	(0.53)		(0.54)	(0.24)	(0.46)
Net asset value, end of year	$9.41	$9.42		$9.34	$10.44	$10.12
Total return (D)	3.34%	7.00%		(5.53)%	5.61%	3.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$161,999	$210,600		$289,060	$400,142	$464,339
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.65%	1.65%		1.65%	1.63%	1.63%
Including waiver and/or reimbursement and recapture	1.65%	1.64	%(C)	1.65%	1.63%	1.63%
Net investment income (loss) to average net assets (B)	2.68%	3.11	%(C)	3.09%	2.86%	2.54%
Portfolio turnover rate (F)	9%	27%		159%	102%	237%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.46	$9.38		$10.48	$10.16	$10.26
Investment operations:
Net investment income (loss) (A) (B)	0.35	0.39	(C)	0.41	0.40	0.36
Net realized and unrealized gain (loss)	0.06	0.31		(0.87)	0.26	0.10
Total investment operations	0.41	0.70		(0.46)	0.66	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.35)		(0.47)	(0.34)	(0.50)
Net realized gains	—	(0.20)		(0.17)	—	(0.04)
Return of capital	(0.08)	(0.07)		—	—	(0.02)
Total dividends and/or distributions to shareholders	(0.42)	(0.62)		(0.64)	(0.34)	(0.56)
Net asset value, end of year	$9.45	$9.46		$9.38	$10.48	$10.16
Total return	4.37%	8.06%		(4.56)%	6.64%	4.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$66,235	$83,297		$144,733	$242,703	$270,502
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.66%	0.65%		0.66%	0.64%	0.65%
Including waiver and/or reimbursement and recapture	0.66%	0.64	%(C)	0.66%	0.64%	0.67%
Net investment income (loss) to average net assets (B)	3.66%	4.25	%(C)	4.05%	3.83%	3.57%
Portfolio turnover rate (E)	9%	27%		159%	102%	237%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Dynamic Income
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$9.46		$9.48
Investment operations:
Net investment income (loss) (C) (D)	0.15		0.16
Net realized and unrealized gain (loss)	0.11		0.08
Total investment operations	0.26		0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.22)
Return of capital	(0.05)		(0.05)
Total dividends and/or distributions to shareholders	(0.25)		(0.27)
Net asset value, end of period	$9.47		$9.45
Total return	2.84	%(E)(F)	2.59	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$10		$10
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.80	%(H)	0.77	%(H)
Including waiver and/or reimbursement and recapture	0.80	%(H)	0.67	%(H)
Net investment income (loss) to average net assets (D)	2.52	%(H)	2.50	%(H)
Portfolio turnover rate (I)	9%		9%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 3, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.50	$9.70		$10.75	$10.83	$11.54
Investment operations:
Net investment income (loss) (A)	0.55	0.63	(B)	0.60	0.61	0.56
Net realized and unrealized gain (loss)	0.38	0.49		(1.26)	(0.11)	(0.55)
Total investment operations	0.93	1.12		(0.66)	0.50	0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.30)		(0.39)	(0.58)	(0.47)
Net realized gains	—	—		—	—	(0.25)
Return of capital	—	(0.02)		—	—	—
Total dividends and/or distributions to shareholders	(0.51)	(0.32)		(0.39)	(0.58)	(0.72)
Net asset value, end of year	$10.92	$10.50		$9.70	$10.75	$10.83
Total return (C)	8.96%	11.86%		(6.30)%	4.81%	(0.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,804	$35,765		$59,093	$81,684	$129,805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.15%		1.11%	1.18%	1.11%
Including waiver and/or reimbursement and recapture	1.12%	1.15	%(B)	1.11%	1.18%	1.11%
Net investment income (loss) to average net assets	5.20%	6.39	%(B)	5.94%	5.68%	5.02%
Portfolio turnover rate	247%	257%		237%	321%	326%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.43	$9.66		$10.72	$10.80	$11.51
Investment operations:
Net investment income (loss) (A)	0.48	0.55	(B)	0.53	0.54	0.48
Net realized and unrealized gain (loss)	0.36	0.49		(1.26)	(0.11)	(0.54)
Total investment operations	0.84	1.04		(0.73)	0.43	(0.06)
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.25)		(0.33)	(0.51)	(0.40)
Net realized gains	—	—		—	—	(0.25)
Return of capital	—	(0.02)		—	—	—
Total dividends and/or distributions to shareholders	(0.42)	(0.27)		(0.33)	(0.51)	(0.65)
Net asset value, end of year	$10.85	$10.43		$9.66	$10.72	$10.80
Total return (C)	8.26%	11.01%		(7.02)%	4.12%	(0.69)%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,023	$14,363		$17,462	$27,202	$30,547
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.87%	1.89%		1.84%	1.84%	1.81%
Including waiver and/or reimbursement and recapture	1.87%	1.88	%(B)	1.84%	1.84%	1.81%
Net investment income (loss) to average net assets	4.53%	5.56	%(B)	5.23%	5.02%	4.36%
Portfolio turnover rate	247%	257%		237%	321%	326%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.52	$9.72		$10.78	$10.85	$11.56
Investment operations:
Net investment income (loss) (A)	0.60	0.66	(B)	0.64	0.65	0.60
Net realized and unrealized gain (loss)	0.37	0.49		(1.27)	(0.10)	(0.56)
Total investment operations	0.97	1.15		(0.63)	0.55	0.04
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.33)		(0.43)	(0.62)	(0.50)
Net realized gains	—	—		—	—	(0.25)
Return of capital	—	(0.02)		—	—	—
Total dividends and/or distributions to shareholders	(0.54)	(0.35)		(0.43)	(0.62)	(0.75)
Net asset value, end of year	$10.95	$10.52		$9.72	$10.78	$10.85
Total return	9.33%	12.27%		(6.03)%	5.30%	0.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$682,535	$618,258		$581,888	$340,068	$133,449
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%		0.81%	0.81%	0.79%
Including waiver and/or reimbursement and recapture	0.82%	0.82	%(B)	0.81%	0.81%	0.79%
Net investment income (loss) to average net assets	5.62%	6.60	%(B)	6.39%	6.00%	5.38%
Portfolio turnover rate	247%	257%		237%	321%	326%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.52	$9.72		$10.78	$10.85	$11.56
Investment operations:
Net investment income (loss) (A)	0.62	0.65	(B)	0.64	0.66	0.61
Net realized and unrealized gain (loss)	0.36	0.51		(1.26)	(0.10)	(0.56)
Total investment operations	0.98	1.16		(0.62)	0.56	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.33)		(0.44)	(0.63)	(0.51)
Net realized gains	—	—		—	—	(0.25)
Return of capital	—	(0.03)		—	—	—
Total dividends and/or distributions to shareholders	(0.55)	(0.36)		(0.44)	(0.63)	(0.76)
Net asset value, end of year	$10.95	$10.52		$9.72	$10.78	$10.85
Total return	9.44%	12.25%		(5.86)%	5.39%	0.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$214,450	$169,122		$60,406	$143,512	$339,967
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%		0.70%	0.71%	0.69%
Including waiver and/or reimbursement and recapture	0.72%	0.72	%(B)	0.70%	0.71%	0.69%
Net investment income (loss) to average net assets	5.83%	6.48	%(B)	6.29%	6.16%	5.38%
Portfolio turnover rate	247%	257%		237%	321%	326%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.52	$9.71		$10.37
Investment operations:
Net investment income (loss) (B)	0.64	0.66	(C)	0.28
Net realized and unrealized gain (loss)	0.33	0.51		(0.66)
Total investment operations	0.97	1.17		(0.38)
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.33)		(0.28)
Return of capital	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.55)	(0.36)		(0.28)
Net asset value, end of period/year	$10.94	$10.52		$9.71
Total return	9.45%	12.36%		(3.71	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,933	$87		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%		0.71	%(E)
Including waiver and/or reimbursement and recapture	0.72%	0.72	%(C)	0.71	%(E)
Net investment income (loss) to average net assets	5.87%	6.62	%(C)	6.66	%(E)
Portfolio turnover rate	247%	257%		237%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Emerging Markets Debt
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$10.62		$10.20
Investment operations:
Net investment income (loss) (C)	0.38		0.57
Net realized and unrealized gain (loss)	0.32		0.72
Total investment operations	0.70		1.29
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.42)
Net asset value, end of period	$11.02		$11.07
Total return	6.64	%(D)(E)	12.71	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets	0.96	%(F)	0.92	%(F)
Net investment income (loss) to average net assets	5.58	%(F)	6.01	%(F)
Portfolio turnover rate	247%		247%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.83	$8.50		$10.25	$10.40	$9.42
Investment operations:
Net investment income (loss) (A)	0.12	0.07	(B)	0.06	0.11	0.12
Net realized and unrealized gain (loss)	2.20	0.34		(1.70)	(0.16)	0.88
Total investment operations	2.32	0.41		(1.64)	(0.05)	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.08)		(0.11)	(0.10)	(0.02)
Net asset value, end of year	$11.01	$8.83		$8.50	$10.25	$10.40
Total return (C)	26.75%	4.88%		(16.17)%	(0.40)%	10.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,421	$2,368		$1,669	$1,495	$805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59%	1.73%		1.60%	1.62%	1.60%
Including waiver and/or reimbursement and recapture	1.59%	1.72	%(B)	1.60%	1.62%	1.60%
Net investment income (loss) to average net assets	1.16%	0.87	%(B)	0.63%	1.05%	1.19%
Portfolio turnover rate	49%	61%		89%	69%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.74	$8.41		$10.14	$10.32	$9.39
Investment operations:
Net investment income (loss) (A)	0.02	0.02	(B)	0.01	0.04	0.06
Net realized and unrealized gain (loss)	2.22	0.34		(1.70)	(0.15)	0.87
Total investment operations	2.24	0.36		(1.69)	(0.11)	0.93
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.03)		(0.04)	(0.07)	—
Net asset value, end of year	$10.89	$8.74		$8.41	$10.14	$10.32
Total return (C)	25.97%	4.28%		(16.73)%	(1.05)%	9.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,552	$1,846		$1,882	$1,424	$916
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.28%	2.33%		2.28%	2.29%	2.23%
Including waiver and/or reimbursement and recapture	2.28%	2.32	%(B)	2.28%	2.29%	2.23%
Net investment income (loss) to average net assets	0.23%	0.23	%(B)	0.08%	0.36%	0.57%
Portfolio turnover rate	49%	61%		89%	69%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.88	$8.55		$10.30	$10.43	$9.43
Investment operations:
Net investment income (loss) (A)	0.17	0.08	(B)	0.10	0.12	0.17
Net realized and unrealized gain (loss)	2.19	0.36		(1.72)	(0.13)	0.87
Total investment operations	2.36	0.44		(1.62)	(0.01)	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.11)		(0.13)	(0.12)	(0.04)
Net asset value, end of year	$11.07	$8.88		$8.55	$10.30	$10.43
Total return	27.20%	5.30%		(15.89)%	(0.04)%	11.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,072	$476		$1,281	$1,147	$505
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.31%		1.25%	1.29%	1.26%
Including waiver and/or reimbursement and recapture	1.27%	1.31	%(B)	1.25%	1.29%	1.26%
Net investment income (loss) to average net assets	1.64%	1.04	%(B)	1.01%	1.22%	1.74%
Portfolio turnover rate	49%	61%		89%	69%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.89	$8.56		$10.30	$10.44	$9.44
Investment operations:
Net investment income (loss) (A)	0.13	0.12	(B)	0.12	0.15	0.16
Net realized and unrealized gain (loss)	2.24	0.33		(1.72)	(0.16)	0.88
Total investment operations	2.37	0.45		(1.60)	(0.01)	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.12)		(0.14)	(0.13)	(0.04)
Net asset value, end of year	$11.08	$8.89		$8.56	$10.30	$10.44
Total return	27.35%	5.41%		(15.74)%	(0.02)%	11.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$217,617	$146,458		$270,402	$241,658	$220,261
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.19%		1.14%	1.17%	1.15%
Including waiver and/or reimbursement and recapture	1.17%	1.18	%(B)	1.14%	1.17%	1.15%
Net investment income (loss) to average net assets	1.37%	1.46	%(B)	1.26%	1.44%	1.66%
Portfolio turnover rate	49%	61%		89%	69%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Equity
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$9.50		$8.38
Investment operations:
Net investment income (loss) (C)	0.10		0.12
Net realized and unrealized gain (loss)	1.42		2.79
Total investment operations	1.52		2.91
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)
Net asset value, end of period	$11.02		$11.28
Total return	16.00	%(D)(E)	34.72	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$12		$13
Expenses to average net assets	1.41	%(F)	1.36	%(F)
Net investment income (loss) to average net assets	1.59	%(F)	1.34	%(F)
Portfolio turnover rate	49%		49%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Event Driven
	Class I		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$9.78		$10.07
Investment operations:
Net investment income (loss) (C) (D)	0.10		0.11
Net realized and unrealized gain (loss)	0.60		0.30
Total investment operations	0.70		0.41
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.01)
Net asset value, end of period	$10.46		$10.47
Total return	7.19	%(E)	4.04	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$60		$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.81	%(G)	1.91	%(G)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.44	%(G)	1.58	%(G)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.38	%(G)	1.42	%(G)
Net investment income (loss) to average net assets (D)	1.03	%(G)	1.22	%(G)
Portfolio turnover rate (H)	633%		633%

(A)	Commenced operations on November 11, 2016.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.83	$9.66		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.16	0.15	(D)	(0.03	)(E)
Net realized and unrealized gain (loss)	0.48	0.04	(F)	(0.31	)(E)
Total investment operations	0.64	0.19		(0.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.02)		—
Net asset value, end of period/year	$10.31	$9.83		$9.66
Total return	6.55%	1.98%		(3.30	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$90,175	$97,399		$125,039
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.76%	2.57%		2.96	%(E)(I)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.62%	2.53	%(D)	2.77	%(E)(I)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.45%	1.73	%(D)	1.66	%(I)
Net investment income (loss) to average net assets (C)	1.55%	1.62	%(D)	(0.44	)%(E)(I)
Portfolio turnover rate (J)	633%	579%		305	%(G)

(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.00% higher, 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(F)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.31	$9.22		$9.46	$9.38	$9.37
Investment operations:
Net investment income (loss) (A)	0.33	0.36	(B)	0.28	0.29	0.41
Net realized and unrealized gain (loss)	0.05	0.07		(0.23)	0.08	0.03
Total investment operations	0.38	0.43		0.05	0.37	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.34)		(0.29)	(0.29)	(0.43)
Net asset value, end of year	$9.34	$9.31		$9.22	$9.46	$9.38
Total return (C)	4.12%	4.78%		0.56%	3.98%	4.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$83,251	$86,305		$68,304	$73,829	$78,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.93%		0.88%	0.91%	1.00%
Including waiver and/or reimbursement and recapture	0.97%	0.91	%(B)	0.88%	0.89%	0.95%
Net investment income (loss) to average net assets	3.59%	3.92	%(B)	3.03%	3.04%	4.32%
Portfolio turnover rate	34%	47%		27%	26%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.32	$9.22		$9.46	$9.39	$9.37
Investment operations:
Net investment income (loss) (A)	0.25	0.28	(B)	0.21	0.21	0.32
Net realized and unrealized gain (loss)	0.05	0.08		(0.24)	0.07	0.05
Total investment operations	0.30	0.36		(0.03)	0.28	0.37
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)		(0.21)	(0.21)	(0.35)
Net asset value, end of year	$9.35	$9.32		$9.22	$9.46	$9.39
Total return (C)	3.20%	3.95%		(0.28)%	2.98%	4.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$531	$1,355		$2,164	$3,644	$4,819
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.87%	1.80%		1.71%	1.72%	1.85%
Including waiver and/or reimbursement and recapture	1.85%	1.79	%(B)	1.71%	1.72%	1.85%
Net investment income (loss) to average net assets	2.69%	3.03	%(B)	2.18%	2.24%	3.42%
Portfolio turnover rate	34%	47%		27%	26%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.25	$9.16		$9.40	$9.32	$9.31
Investment operations:
Net investment income (loss) (A)	0.27	0.29	(B)	0.22	0.22	0.34
Net realized and unrealized gain (loss)	0.05	0.07		(0.23)	0.08	0.04
Total investment operations	0.32	0.36		(0.01)	0.30	0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.27)		(0.23)	(0.22)	(0.37)
Net asset value, end of year	$9.28	$9.25		$9.16	$9.40	$9.32
Total return (C)	3.41%	4.18%		(0.15)%	3.26%	4.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,394	$60,126		$64,995	$68,629	$71,692
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.65%	1.64%		1.59%	1.60%	1.67%
Including waiver and/or reimbursement and recapture	1.65%	1.62	%(B)	1.59%	1.60%	1.67%
Net investment income (loss) to average net assets	2.90%	3.20	%(B)	2.32%	2.33%	3.60%
Portfolio turnover rate	34%	47%		27%	26%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.32	$9.23		$9.47	$9.39	$9.38
Investment operations:
Net investment income (loss) (A)	0.36	0.38	(B)	0.31	0.31	0.43
Net realized and unrealized gain (loss)	0.06	0.07		(0.23)	0.08	0.04
Total investment operations	0.42	0.45		0.08	0.39	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.36)		(0.32)	(0.31)	(0.46)
Net asset value, end of year	$9.36	$9.32		$9.23	$9.47	$9.39
Total return	4.54%	5.05%		0.84%	4.25%	5.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$181,977	$162,875		$55,370	$42,545	$33,036
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.67%		0.61%	0.62%	0.68%
Including waiver and/or reimbursement and recapture	0.67%	0.65	%(B)	0.61%	0.62%	0.68%
Net investment income (loss) to average net assets	3.88%	4.20	%(B)	3.33%	3.29%	4.58%
Portfolio turnover rate	34%	47%		27%	26%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.32	$9.23		$9.48	$9.40	$9.38
Investment operations:
Net investment income (loss) (A)	0.37	0.39	(B)	0.32	0.31	0.44
Net realized and unrealized gain (loss)	0.06	0.07		(0.24)	0.09	0.05
Total investment operations	0.43	0.46		0.08	0.40	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.37)		(0.33)	(0.32)	(0.47)
Net asset value, end of year	$9.36	$9.32		$9.23	$9.48	$9.40
Total return	4.65%	5.17%		0.83%	4.35%	5.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$118,738	$137,246		$355,272	$540,719	$56,421
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%		0.51%	0.52%	0.58%
Including waiver and/or reimbursement and recapture	0.56%	0.53	%(B)	0.51%	0.52%	0.58%
Net investment income (loss) to average net assets	3.99%	4.23	%(B)	3.40%	3.26%	4.65%
Portfolio turnover rate	34%	47%		27%	26%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Flexible Income
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.32	$9.23		$9.45
Investment operations:
Net investment income (loss) (B)	0.37	0.40	(C)	0.14
Net realized and unrealized gain (loss)	0.06	0.06		(0.21)
Total investment operations	0.43	0.46		(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.37)		(0.15)
Net asset value, end of period/year	$9.36	$9.32		$9.23
Total return	4.65%	5.16%		(0.79	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,283	$3,028		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%		0.52	%(E)
Including waiver and/or reimbursement and recapture	0.56%	0.52	%(C)	0.52	%(E)
Net investment income (loss) to average net assets	4.01%	4.38	%(C)	3.55	%(E)
Portfolio turnover rate	34%	47%		27	%(D)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Flexible Income
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$9.22		$9.15
Investment operations:
Net investment income (loss) (C)	0.22		0.31
Net realized and unrealized gain (loss)	0.12		0.22
Total investment operations	0.34		0.53
Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.32)
Net asset value, end of period	$9.34		$9.36
Total return	3.77	%(D)(E)	5.85	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$20		$11
Expenses to average net assets	0.81	%(F)	0.77	%(F)
Net investment income (loss) to average net assets	3.71	%(F)	3.78	%(F)
Portfolio turnover rate	34%		34%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.95	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.38	0.40	(D)	0.34	0.31
Net realized and unrealized gain (loss)	0.03	0.12		(0.08)	(0.10)
Total investment operations	0.41	0.52		0.26	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.39)		(0.35)	(0.29)
Net realized gains	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.39)	(0.39)		(0.36)	(0.29)
Net asset value, end of year	$9.97	$9.95		$9.82	$9.92
Total return (E)	4.14%	5.50%		2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$38,312	$6,327		$3,360	$633
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.08%	1.11%		1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05%	1.05	%(D)	1.05%	1.06%
Net investment income (loss) to average net assets (C)	3.79%	4.05	%(D)	3.46%	3.08%
Portfolio turnover rate (G)	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.95	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (D)	0.30	0.32	(C)	0.27	0.24
Net realized and unrealized gain (loss)	0.04	0.13		(0.08)	(0.10)
Total investment operations	0.34	0.45		0.19	0.14
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.32)		(0.28)	(0.22)
Net realized gains	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.32)	(0.32)		(0.29)	(0.22)
Net asset value, end of year	$9.97	$9.95		$9.82	$9.92
Total return (E)	3.36%	4.70%		1.98%	1.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,549	$6,669		$2,904	$1,672
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.83%	1.84%		1.86%	1.97%
Including waiver and/or reimbursement and recapture	1.80%	1.80	%(C)	1.80%	1.80%
Net investment income (loss) to average net assets (D)	3.05%	3.30	%(C)	2.78%	2.45%
Portfolio turnover rate (G)	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.92	$9.79		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.40	0.41	(D)	0.35	0.33
Net realized and unrealized gain (loss)	0.04	0.14		(0.09)	(0.09)
Total investment operations	0.44	0.55		0.26	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)		(0.38)	(0.32)
Net realized gains	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.42)		(0.39)	(0.32)
Net asset value, end of year	$9.94	$9.92		$9.79	$9.92
Total return	4.40%	5.75%		2.66%	2.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,316	$13,061		$787	$412
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%		0.87%	0.97%
Including waiver and/or reimbursement and recapture	0.80%	0.80	%(D)	0.80%	0.80%
Net investment income (loss) to average net assets (C)	4.02%	4.21	%(D)	3.57%	3.27%
Portfolio turnover rate (F)	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.95	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.41	0.42	(D)	0.38	0.34
Net realized and unrealized gain (loss)	0.03	0.13		(0.09)	(0.10)
Total investment operations	0.44	0.55		0.29	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)		(0.38)	(0.32)
Net realized gains	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.42)		(0.39)	(0.32)
Net asset value, end of year	$9.97	$9.95		$9.82	$9.92
Total return	4.45%	5.81%		2.99%	2.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$512,061	$374,908		$336,546	$213,481
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%		0.77%	0.87%
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(D)(F)	0.80%	0.80%
Net investment income (loss) to average net assets (C)	4.12%	4.32	%(D)	3.79%	3.37%
Portfolio turnover rate (G)	55%	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Floating Rate
	Class T1
	October 31, 2017 (A)
Net asset value, beginning of period	$9.99
Investment operations:
Net investment income (loss) (B) (C)	0.24
Net realized and unrealized gain (loss)	(0.02	)(D)
Total investment operations	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.24)
Net asset value, end of period	$9.97
Total return (E)	2.20	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (G)	1.00	%(H)
Net investment income (loss) to average net assets (C)	3.73	%(H)
Portfolio turnover rate (I)	55%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$11.14	$11.15		$11.08		$10.96		$9.22
Investment operations:
Net investment income (loss) (A)	0.08	0.08	(B)	0.05	(C)	0.18	(C)	0.11	(C)
Net realized and unrealized gain (loss)	2.64	(0.09)		0.02		0.10		1.73
Total investment operations	2.72	(0.01)		0.07		0.28		1.84
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	—		—		(0.16)		(0.10)
Net asset value, end of year	$13.58	$11.14		$11.15		$11.08		$10.96
Total return (D)	24.92%	(0.09)%		0.63%		2.54%		20.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$42,264	$39,699		$48,311		$56,663		$82,534
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.39%		1.36	%(E)	0.75	%(E)	0.69	%(E)
Including waiver and/or reimbursement and recapture	1.35%	1.34	%(B)	1.35	%(E)	0.74	%(E)	0.69	%(E)
Net investment income (loss) to average net assets	0.68%	0.74	%(B)	0.46	%(C)	1.64	%(C)	1.09	%(C)
Portfolio turnover rate	38%	63%		51	%(F)	150	%(F)	18	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$10.90	$10.99		$11.00		$10.89		$9.16
Investment operations:
Net investment income (loss) (A)	(0.01)	0.00	(B)(C)	(0.03	)(D)	0.10	(D)	0.04	(D)
Net realized and unrealized gain (loss)	2.59	(0.09)		0.02		0.08		1.71
Total investment operations	2.58	(0.09)		(0.01)		0.18		1.75
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	—		—		(0.07)		(0.02)
Net asset value, end of year	$13.33	$10.90		$10.99		$11.00		$10.89
Total return (E)	23.96%	(0.82)%		(0.09)%		1.64%		19.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$910	$1,642		$3,380		$6,460		$9,191
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.44%	2.31%		2.27	%(F)	1.63	%(F)	1.54	%(F)
Including waiver and/or reimbursement and recapture	2.10%	2.09	%(C)	2.10	%(F)	1.53	%(F)	1.45	%(F)
Net investment income (loss) to average net assets	(0.08)%	0.03	%(C)	(0.28	)%(D)	0.95	%(D)	0.37	%(D)
Portfolio turnover rate	38%	63%		51	%(G)	150	%(G)	18	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the contingent deferred maximum sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$10.89	$10.98		$10.99		$10.88		$9.15
Investment operations:
Net investment income (loss) (A)	(0.01)	(0.00	)(B)(C)	(0.03	)(D)	0.09	(D)	0.04	(D)
Net realized and unrealized gain (loss)	2.58	(0.09)		0.02		0.10		1.72
Total investment operations	2.57	(0.09)		(0.01)		0.19		1.76
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	—		—		(0.08)		(0.03)
Net asset value, end of year	$13.27	$10.89		$10.98		$10.99		$10.88
Total return (E)	23.90%	(0.82)%		(0.09)%		1.73%		19.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$44,450	$48,720		$61,427		$74,772		$88,681
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.21%	2.13%		2.10	%(F)	1.49	%(F)	1.40	%(F)
Including waiver and/or reimbursement and recapture	2.10%	2.09	%(C)	2.10	%(F)(G)	1.47	%(F)	1.40	%(F)
Net investment income (loss) to average net assets	(0.07)%	(0.01	)%(C)	(0.29	)%(D)	0.87	%(D)	0.40	%(D)
Portfolio turnover rate	38%	63%		51	%(H)	150	%(H)	18	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$11.19	$11.17		$11.06		$10.96		$9.23
Investment operations:
Net investment income (loss) (A)	0.11	0.11	(B)	0.09	(C)	0.21	(C)	0.14	(C)
Net realized and unrealized gain (loss)	2.64	(0.08)		0.02		0.09		1.73
Total investment operations	2.75	0.03		0.11		0.30		1.87
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.01)		—		(0.20)		(0.14)
Net asset value, end of year	$13.61	$11.19		$11.17		$11.06		$10.96
Total return	25.20%	0.24%		0.99%		2.75%		20.53%
Ratio and supplemental data:
Net assets end of year (000’s)	$34,572	$28,605		$37,576		$33,329		$32,954
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.04%		1.03	%(D)	0.46	%(D)	0.31	%(D)
Including waiver and/or reimbursement and recapture	1.10%	1.02	%(B)	1.04	%(D)	0.44	%(D)	0.31	%(D)
Net investment income (loss) to average net assets	0.93%	1.04	%(B)	0.78	%(C)	1.88	%(C)	1.39	%(C)
Portfolio turnover rate	38%	63%		51	%(E)	150	%(E)	18	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Global Equity
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.22	$11.18		$11.63
Investment operations:
Net investment income (loss) (B)	0.13	0.09	(C)	0.03	(D)
Net realized and unrealized gain (loss)	2.63	(0.05)		(0.48	)(E)
Total investment operations	2.76	0.04		(0.45)
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.00	)(F)	—
Net asset value, end of period/year	$13.62	$11.22		$11.18
Total return	25.19%	0.36%		(3.87	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,114	$140		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	0.95%		0.93	%(H)(I)
Including waiver and/or reimbursement and recapture	1.04%	0.94	%(C)	0.93	%(H)(I)
Net investment income (loss) to average net assets	1.01%	0.82	%(C)	0.61	%(D)(I)
Portfolio turnover rate	38%	63%		51	%(J)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Global Equity
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$11.97		$11.52
Investment operations:
Net investment income (loss) (C)	0.08		0.12
Net realized and unrealized gain (loss)	1.53		2.36
Total investment operations	1.61		2.48
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)
Net asset value, end of period	$13.58		$13.99
Total return	13.45	%(D)(E)	21.59	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28	%(F)	1.23	%(F)
Including waiver and/or reimbursement and recapture	1.28	%(F)	1.10	%(F)
Net investment income (loss) to average net assets	0.96	%(F)	1.06	%(F)
Portfolio turnover rate	38%		38%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$191,477		$192,607		$105,532		$100,310		$90,423
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%		0.87%		1.07%		1.09%		1.09%
Including waiver and/or reimbursement and recapture (E)	0.82%		0.43	%(C)	0.27%		0.22%		0.24%
Net investment income (loss) to average net assets	0.01%		0.01	%(C)	0.00	%(F)	0.01%		0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class B
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$764		$1,383		$2,418		$3,820		$6,189
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%		1.79%		1.83%		1.86%		1.82%
Including waiver and/or reimbursement and recapture (E)	0.79%		0.43	%(C)	0.26%		0.22%		0.24%
Net investment income (loss) to average net assets	0.01%		0.01	%(C)	0.01%		0.01%		0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,707		$22,189		$21,500		$24,180		$30,196
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.56%		1.61%		1.68%		1.67%		1.64%
Including waiver and/or reimbursement and recapture (E)	0.81%		0.43	%(C)	0.27%		0.22%		0.24%
Net investment income (loss) to average net assets	0.01%		0.01	%(C)	0.00	%(F)	0.01%		0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.01%		0.02%		0.01%		0.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,578		$21,185		$18,529		$19,325		$22,305
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%		0.69%		0.78%		0.77%		0.71%
Including waiver and/or reimbursement and recapture (D)	0.82%		0.43	%(C)	0.26%		0.21%		0.21%
Net investment income (loss) to average net assets	0.01%		0.01	%(C)	0.01%		0.02%		0.04%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.01%		0.02%		0.01%		0.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,850		$11,954		$35,245		$31,522		$130,531
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%		0.48%		0.54%		0.53%		0.49%
Including waiver and/or reimbursement and recapture (D)	0.79%		0.43	%(C)	0.26%		0.21%		0.21%
Net investment income (loss) to average net assets	0.01%		0.01	%(C)	0.01%		0.02%		0.03%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period indicated:	Transamerica Government Money Market
	Class I3		Class R2		Class R4
	October 31, 2017 (A)		October 31, 2017 (B)		October 31, 2017 (B)
Net asset value, beginning of period	$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (C)	0.00	(D)	0.00	(D)	0.00	(D)
Total investment operations	0.00	(D)	0.00	(D)	0.00	(D)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(D)	(0.00	)(D)	(0.00	)(D)
Net asset value, end of period	$1.00		$1.00		$1.00
Total return	0.34	%(E)	0.02	%(E)	0.03	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$122,549		$634,919		$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.40	%(F)	0.91	%(F)	0.65	%(F)
Including waiver and/or reimbursement and recapture (G)	0.30	%(F)	0.80	%(F)	0.50	%(F)
Net investment income (loss) to average net assets	0.86	%(F)	0.30	%(F)	0.61	%(F)

(A)	Commenced operations on May 19, 2017.
(B)	Commenced operations on October 13, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth
	Class I2
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$13.02		$15.06		$16.18	$15.89		$13.42
Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.00	(B) (C)	(0.01)	(0.01)		0.03
Net realized and unrealized gain (loss)	3.41		(0.15)		1.69	2.50		3.90
Total investment operations	3.41		(0.15)		1.68	2.49		3.93
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		—		—	(0.00	)(B)	(0.04)
Net realized gains	(2.57)		(1.89)		(2.80)	(2.20)		(1.42)
Total dividends and/or distributions to shareholders	(2.58)		(1.89)		(2.80)	(2.20)		(1.46)
Net asset value, end of year	$13.85		$13.02		$15.06	$16.18		$15.89
Total return	32.38%		(1.13)%		12.30%	17.17%		32.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$344,218		$369,391		$516,868	$529,426		$573,545
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.85%		0.84%	0.84%		0.84%
Including waiver and/or reimbursement and recapture	0.87%		0.84	%(C)	0.84%	0.84%		0.84%
Net investment income (loss) to average net assets	(0.02)%		0.01	%(C)	(0.07)%	(0.06)%		0.20%
Portfolio turnover rate	50%		36%		33%	31%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Growth
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$13.02	$15.06		$14.59
Investment operations:
Net investment income (loss) (B)	(0.01)	(0.00	)(C)(D)	(0.02)
Net realized and unrealized gain (loss)	3.42	(0.15)		0.49
Total investment operations	3.41	(0.15)		0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—		—
Net realized gains	(2.57)	(1.89)		—
Total dividends and/or distributions to shareholders	(2.58)	(1.89)		—
Net asset value, end of period/year	$13.85	$13.02		$15.06
Total return	32.29%	(1.13)%		3.22	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,586	$2,287		$52
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.85%		0.84	%(F)
Including waiver and/or reimbursement and recapture	0.87%	0.83	%(D)	0.84	%(F)
Net investment income (loss) to average net assets	(0.05)%	(0.03	)%(D)	(0.31	)%(F)
Portfolio turnover rate	50%	36%		33%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica High Quality Bond
	Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B)	0.09		0.06
Net realized and unrealized gain (loss)	(0.04)		(0.03)
Total investment operations	0.05		0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.04)
Net asset value, end of period	$9.97		$9.99
Total return	0.51	%(C)	0.32	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$242,577		$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48	%(D)	0.97	%(D)
Including waiver and/or reimbursement and recapture	0.40	%(D)	0.97	%(D)
Net investment income (loss) to average net assets	1.63	%(D)	1.03	%(D)
Portfolio turnover rate	31	%(C)	31	%(C)

(A)	Commencement operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.98		$10.03		$10.17	$10.29	$10.49	$10.43
Investment operations:
Net investment income (loss) (D)	0.11		0.14		0.10	0.13	0.16	0.19
Net realized and unrealized gain (loss)	0.01	(E)	(0.01)		(0.06)	(0.07)	(0.14)	0.08
Total investment operations	0.12		0.13		0.04	0.06	0.02	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.18)		(0.18)	(0.18)	(0.22)	(0.21)
Net asset value, end of period/year	$9.97		$9.98		$10.03	$10.17	$10.29	$10.49
Total return	1.13	%(F)	1.31%		0.38%	0.55%	0.19%	2.63%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$40,216		$56,312		$57,227	$58,080	$64,958	$85,258
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75	%(G)	0.78%		0.76%	0.77%	0.75%	0.76%
Including waiver and/or reimbursement and recapture	0.66	%(G)(H)	0.64	%(I)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.33	%(G)	1.34%		1.01%	1.21%	1.56%	1.83%
Portfolio turnover rate	31	%(F)	92%		70%	92%	77%	68%

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.06	$8.97		$9.68	$9.75	$9.59
Investment operations:
Net investment income (loss) (A)	0.48	0.49	(B)	0.48	0.50	0.54
Net realized and unrealized gain (loss)	0.30	0.10		(0.58)	0.05	0.17
Total investment operations	0.78	0.59		(0.10)	0.55	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.50)		(0.49)	(0.49)	(0.55)
Net realized gains	—	—		(0.12)	(0.13)	—
Total dividends and/or distributions to shareholders	(0.50)	(0.50)		(0.61)	(0.62)	(0.55)
Net asset value, end of year	$9.34	$9.06		$8.97	$9.68	$9.75
Total return (C)	8.63%	6.95%		(1.11)%	5.85%	7.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$104,904	$114,761		$127,509	$135,250	$404,077
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.02%		1.00%	0.97%	1.04%
Including waiver and/or reimbursement and recapture	1.04%	1.01	%(B)	1.00%	0.97%	1.04%
Net investment income (loss) to average net assets	5.24%	5.64	%(B)	5.14%	5.10%	5.49%
Portfolio turnover rate	39%	49%		61%	48%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.07	$8.97		$9.69	$9.76	$9.60
Investment operations:
Net investment income (loss) (A)	0.41	0.42	(B)	0.40	0.42	0.46
Net realized and unrealized gain (loss)	0.29	0.10		(0.59)	0.05	0.17
Total investment operations	0.70	0.52		(0.19)	0.47	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)		(0.41)	(0.41)	(0.47)
Net realized gains	—	—		(0.12)	(0.13)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.42)		(0.53)	(0.54)	(0.47)
Net asset value, end of year	$9.35	$9.07		$8.97	$9.69	$9.76
Total return (C)	7.75%	6.18%		(2.03)%	4.99%	6.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,307	$2,723		$3,977	$6,435	$8,234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.85%	1.83%		1.80%	1.80%	1.83%
Including waiver and/or reimbursement and recapture	1.85%	1.82	%(B)	1.80%	1.80%	1.83%
Net investment income (loss) to average net assets	4.43%	4.86	%(B)	4.32%	4.28%	4.72%
Portfolio turnover rate	39%	49%		61%	48%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.02	$8.92		$9.64	$9.72	$9.56
Investment operations:
Net investment income (loss) (A)	0.42	0.43	(B)	0.41	0.42	0.47
Net realized and unrealized gain (loss)	0.29	0.10		(0.59)	0.05	0.17
Total investment operations	0.71	0.53		(0.18)	0.47	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.43)		(0.42)	(0.42)	(0.48)
Net realized gains	—	—		(0.12)	(0.13)	—
Total dividends and/or distributions to shareholders	(0.43)	(0.43)		(0.54)	(0.55)	(0.48)
Net asset value, end of year	$9.30	$9.02		$8.92	$9.64	$9.72
Total return (C)	7.91%	6.34%		(1.95)%	4.98%	6.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$46,129	$51,787		$58,147	$69,198	$75,630
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73%	1.74%		1.74%	1.74%	1.77%
Including waiver and/or reimbursement and recapture	1.73%	1.73	%(B)	1.74%	1.74%	1.77%
Net investment income (loss) to average net assets	4.56%	4.93	%(B)	4.41%	4.33%	4.78%
Portfolio turnover rate	39%	49%		61%	48%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.13	$9.03		$9.74	$9.82	$9.66
Investment operations:
Net investment income (loss) (A)	0.52	0.52	(B)	0.51	0.52	0.57
Net realized and unrealized gain (loss)	0.28	0.10		(0.59)	0.05	0.17
Total investment operations	0.80	0.62		(0.08)	0.57	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.52)		(0.51)	(0.52)	(0.58)
Net realized gains	—	—		(0.12)	(0.13)	—
Total dividends and/or distributions to shareholders	(0.53)	(0.52)		(0.63)	(0.65)	(0.58)
Net asset value, end of year	$9.40	$9.13		$9.03	$9.74	$9.82
Total return	8.83%	7.33%		(0.85)%	5.95%	7.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$164,626	$155,777		$127,675	$305,992	$82,840
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.73%		0.74%	0.75%	0.79%
Including waiver and/or reimbursement and recapture	0.73%	0.72	%(B)	0.74%	0.75%	0.79%
Net investment income (loss) to average net assets	5.54%	5.86	%(B)	5.32%	5.32%	5.78%
Portfolio turnover rate	39%	49%		61%	48%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.15	$9.05		$9.77	$9.84	$9.67
Investment operations:
Net investment income (loss) (A)	0.53	0.53	(B)	0.52	0.53	0.57
Net realized and unrealized gain (loss)	0.29	0.10		(0.60)	0.06	0.19
Total investment operations	0.82	0.63		(0.08)	0.59	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.53)		(0.52)	(0.53)	(0.59)
Net realized gains	—	—		(0.12)	(0.13)	—
Total dividends and/or distributions to shareholders	(0.54)	(0.53)		(0.64)	(0.66)	(0.59)
Net asset value, end of year	$9.43	$9.15		$9.05	$9.77	$9.84
Total return	9.05%	7.43%		(0.84)%	6.16%	8.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$858,441	$958,137		$788,225	$806,431	$566,100
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%		0.64%	0.65%	0.67%
Including waiver and/or reimbursement and recapture	0.63%	0.62	%(B)	0.64%	0.65%	0.67%
Net investment income (loss) to average net assets	5.65%	6.01	%(B)	5.51%	5.43%	5.83%
Portfolio turnover rate	39%	49%		61%	48%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica High Yield Bond
	Class I3		Class R		Class R4		Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (B)		October 31, 2017 (C)
Net asset value, beginning of period	$9.25		9.25		$9.25		$9.19		$9.13
Investment operations:
Net investment income (loss) (D)	0.32		0.29		0.31		0.31		0.45
Net realized and unrealized gain (loss)	0.18		0.19		0.18		0.16		0.28
Total investment operations	0.50		0.48		0.49		0.47		0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.32)		(0.30)		(0.31)		(0.32)		(0.45)
Net asset value, end of period	$9.43		$9.43		$9.43		$9.34		$9.41
Total return	5.51	%(E)	5.19	%(E)	5.35	%(E)	5.12	%(E)(F)	8.09	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$380,900		$55,724		$369,181		$10		$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(G)	1.14	%(G)	0.88	%(G)	0.87	%(G)	0.83	%(G)
Including waiver and/or reimbursement and recapture	0.60	%(G)	1.10	%(G)	0.85	%(G)	0.87	%(G)	0.83	%(G)
Net investment income (loss) to average net assets	5.69	%(G)	5.12	%(G)	5.43	%(G)	5.43	%(G)	5.46	%(G)
Portfolio turnover rate	39%		39%		39%		39%		39%

(A)	Commenced operations on March 24, 2017.
(B)	Commenced operations on March 17, 2017.
(C)	Commenced operations on December 16, 2016.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.15	$9.05		$9.56
Investment operations:
Net investment income (loss) (B)	0.54	0.52	(C)	0.22
Net realized and unrealized gain (loss)	0.28	0.11		(0.51)
Total investment operations	0.82	0.63		(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.53)		(0.22)
Net asset value, end of period/year	$9.43	$9.15		$9.05
Total return	9.06%	7.43%		(3.04	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,335	$4,086		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%		0.63	%(E)
Including waiver and/or reimbursement and recapture	0.63%	0.61	%(C)	0.63	%(E)
Net investment income (loss) to average net assets	5.73%	5.81	%(C)	5.64	%(E)
Portfolio turnover rate	39%	49%		61%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.88	$11.47		$11.46	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.34	0.31	(D)	0.33	0.34	0.09
Net realized and unrealized gain (loss)	(0.11)	0.47		0.36	1.31	0.21
Total investment operations	0.23	0.78		0.69	1.65	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.30)		(0.32)	(0.38)	(0.09)
Net realized gains	(0.16)	(0.07)		(0.36)	(0.02)	—
Total dividends and/or distributions to shareholders	(0.51)	(0.37)		(0.68)	(0.40)	(0.09)
Net asset value, end of period/year	$11.60	$11.88		$11.47	$11.46	$10.21
Total return (E)	2.26%	6.72%		6.24%	16.49%	2.96	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,191	$58,848		$24,700	$4,492	$262
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.04%	0.98%		1.29%	2.27%	43.10	%(H)
Including waiver and/or reimbursement and recapture	0.91%	0.91	%(D)	0.91%	0.91%	0.91	%(H)
Net investment income (loss) to average net assets (C)	3.02%	2.59	%(D)	2.88%	3.11%	3.50	%(H)
Portfolio turnover rate (I)	115%	61%		78%	266%	52	%(F)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.88	$11.48		$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.28	0.24	(D)	0.26	0.34	0.07
Net realized and unrealized gain (loss)	(0.11)	0.46		0.37	1.26	0.21
Total investment operations	0.17	0.70		0.63	1.60	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.23)		(0.26)	(0.32)	(0.07)
Net realized gains	(0.16)	(0.07)		(0.36)	(0.02)	—
Total dividends and/or distributions to shareholders	(0.44)	(0.30)		(0.62)	(0.34)	(0.07)
Net asset value, end of period/year	$11.61	$11.88		$11.48	$11.47	$10.21
Total return (E)	1.64%	6.12%		5.62%	15.94%	2.83	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,109	$13,670		$3,708	$1,398	$496
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.80%	1.73%		2.04%	2.98%	43.79	%(H)
Including waiver and/or reimbursement and recapture	1.51%	1.51	%(D)	1.51%	1.51%	1.51	%(H)
Net investment income (loss) to average net assets (C)	2.42%	2.02	%(D)	2.31%	3.08%	2.88	%(H)
Portfolio turnover rate (I)	115%	61%		78%	266%	52	%(F)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.89	$11.48		$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.36	0.33	(D)	0.34	0.43	0.09
Net realized and unrealized gain (loss)	(0.10)	0.46		0.37	1.25	0.21
Total investment operations	0.26	0.79		0.71	1.68	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.31)		(0.34)	(0.40)	(0.09)
Net realized gains	(0.16)	(0.07)		(0.36)	(0.02)	—
Total dividends and/or distributions to shareholders	(0.53)	(0.38)		(0.70)	(0.42)	(0.09)
Net asset value, end of period/year	$11.62	$11.89		$11.48	$11.47	$10.21
Total return	2.41%	6.96%		6.38%	16.76%	3.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$57,151	$55,795		$19,085	$5,042	$258
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.83%	0.77%		1.07%	2.04%	42.89	%(G)
Including waiver and/or reimbursement and recapture	0.76%	0.76	%(D)	0.76%	0.76%	0.76	%(G)
Net investment income (loss) to average net assets (C)	3.17%	2.76	%(D)	3.04%	3.91%	3.64	%(G)
Portfolio turnover rate (H)	115%	61%		78%	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.89	$12.10
Investment operations:
Net investment income (loss) (B) (C)	0.37	0.03
Net realized and unrealized gain (loss)	(0.11)	(0.21	)(D)
Total investment operations	0.26	(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.03)
Net realized gains	(0.16)	—
Total dividends and/or distributions to shareholders	(0.53)	(0.03)
Net asset value, end of period/year	$11.62	$11.89
Total return	2.44%	(1.47	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets (F)	0.72%	0.66	%(G)
Net investment income (loss) to average net assets (C)	3.21%	3.22	%(G)
Portfolio turnover rate (H)	115%	61%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica High Yield Muni
	Class T1
	October 31, 2017 (A)
Net asset value, beginning of period	$11.10
Investment operations:
Net investment income (loss) (B) (C)	0.21
Net realized and unrealized gain (loss)	0.51	(D)
Total investment operations	0.72
Dividends and/or distributions to shareholders:
Net investment income	(0.22)
Net asset value, end of period	$11.60
Total return	6.48	%(E)(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (G)	0.97	%(H)
Net investment income (loss) to average net assets (C)	2.99	%(H)
Portfolio turnover rate (I)	115%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
Class A
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.99	$9.57	$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.14	0.08	(C)	0.00	(D)	0.16
Net realized and unrealized gain (loss)	(0.03)	0.34	(0.34)	(0.06)
Total investment operations	0.11	0.42	(0.34)	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	—	(0.02)	(0.15)
Net realized gains	—	—	(0.01)	—
Return of capital	—	—	(0.01)	—
Total dividends and/or distributions to shareholders	(0.13)	—	(0.04)	(0.15)
Net asset value, end of period/year	$9.97	$9.99	$9.57	$9.95
Total return (E)	1.11%	4.39%	(3.48)%	1.01	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$634	$645	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%	1.00%	0.99%	1.01	%(G)
Including waiver and/or reimbursement and recapture	1.00%	0.99	%(C)	1.00%	1.00	%(G)
Net investment income (loss) to average net assets	1.39%	0.81	%(C)	0.01%	2.30	%(G)
Portfolio turnover rate	41%	39%	35%	57	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.84	$9.50		$9.94		$10.00
Investment operations:
Net investment income (loss) (B)	0.07	0.01	(C)	(0.08)		0.09
Net realized and unrealized gain (loss)	(0.03)	0.33		(0.34)		(0.04)
Total investment operations	0.04	0.34		(0.42)		0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	—		(0.01)		(0.11)
Net realized gains	—	—		(0.01)		—
Return of capital	—	—		(0.00	)(D)	—
Total dividends and/or distributions to shareholders	(0.07)	—		(0.02)		(0.11)
Net asset value, end of period/year	$9.81	$9.84		$9.50		$9.94
Total return (E)	0.46%	3.58%		(4.22)%		0.52	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$709	$517		$371		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%	1.77%		1.77%		1.77	%(G)
Including waiver and/or reimbursement and recapture	1.75%	1.74	%(C)	1.75%		1.75	%(G)
Net investment income (loss) to average net assets	0.70%	0.12	%(C)	(0.85)%		1.39	%(G)
Portfolio turnover rate	41%	39%		35%		57	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.03	$9.59		$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.17	0.10	(C)	0.01	0.18
Net realized and unrealized gain (loss)	(0.03)	0.34		(0.33)	(0.06)
Total investment operations	0.14	0.44		(0.32)	0.12
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	—		(0.02)	(0.17)
Net realized gains	—	—		(0.01)	—
Return of capital	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.14)	—		(0.04)	(0.17)
Net asset value, end of period/year	$10.03	$10.03		$9.59	$9.95
Total return	1.47%	4.59%		(3.22)%	1.16	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$270	$1,336		$259	$277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.79%		0.78%	0.84	%(E)
Including waiver and/or reimbursement and recapture	0.75%	0.74	%(C)	0.75%	0.75	%(E)
Net investment income (loss) to average net assets	1.76%	0.98	%(C)	0.05%	2.67	%(E)
Portfolio turnover rate	41%	39%		35%	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.05	$9.60		$9.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.17	0.10	(C)	0.02	0.14
Net realized and unrealized gain (loss)	(0.02)	0.35		(0.34)	(0.01)
Total investment operations	0.15	0.45		(0.32)	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	—		(0.02)	(0.17)
Net realized gains	—	—		(0.01)	—
Return of capital	—	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.15)	—		(0.04)	(0.17)
Net asset value, end of period/year	$10.05	$10.05		$9.60	$9.96
Total return	1.53%	4.69%		(3.19)%	1.26	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$171,965	$178,853		$234,802	$245,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.68%		0.66%	0.72	%(E)
Including waiver and/or reimbursement and recapture	0.70%	0.67	%(C)	0.66%	0.72	%(E)
Net investment income (loss) to average net assets	1.67%	0.99	%(C)	0.21%	2.11	%(E)
Portfolio turnover rate	41%	39%		35%	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$10.05	$9.92
Investment operations:
Net investment income (loss) (B)	0.17	0.03	(C)
Net realized and unrealized gain (loss)	(0.02)	0.10
Total investment operations	0.15	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	—
Net asset value, end of period/year	$10.05	$10.05
Total return	1.53%	1.31	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$51	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.66	%(E)
Including waiver and/or reimbursement and recapture	0.70%	0.64	%(C)(E)
Net investment income (loss) to average net assets	1.69%	1.15	%(C)(E)
Portfolio turnover rate	41%	39%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Transamerica Inflation Opportunities
	Class T1
	October 31, 2017 (A)
Net asset value, beginning of period	$9.86
Investment operations:
Net investment income (loss) (B)	0.10
Net realized and unrealized gain (loss)	0.12	(C)
Total investment operations	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.09)
Net asset value, end of period	$9.99
Total return (D)	2.23	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets	0.95	%(F)
Net investment income (loss) to average net assets	1.66	%(F)
Portfolio turnover rate	41%

(A)	Commenced operations on March 17, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Inflation-Protected Securities
	Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.00		$10.00
Net investment income (loss) (B) (C)	0.08		0.05
Net realized and unrealized gain (loss)	(0.06)		(0.07)
Total investment operations	0.02		(0.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.00	)(D)
Net asset value, end of period	$9.97		$9.98
Total return	0.16	%(E)	(0.20	)%(E)
Net assets end of period/year (000’s)	$144,334		$12,683
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.52	%(G)	1.01	%(G)
Including waiver and/or reimbursement and recapture	0.40	%(G)	1.00	%(G)
Net investment income (loss) to average net assets (C)	1.45	%(G)	0.85	%(G)
Portfolio turnover rate (H)	51	%(E)	51	%(E)

(A)	Commencement operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.93		$9.69		$9.93	$9.85	$11.09	$11.42
Investment operations:
Net investment income (loss) (D)	0.12	(E)	0.11		(0.01)	0.09	0.02	0.13
Net realized and unrealized gain (loss)	0.01	(F)	0.26		(0.21)	0.19	(0.97)	0.65
Total investment operations	0.13		0.37		(0.22)	0.28	(0.95)	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.13)		—	(0.14)	(0.03)	(0.17)
Net realized gains	—		—		—	(0.03)	(0.26)	(0.94)
Return of capital	—		—		(0.02)	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.09)		(0.13)		(0.02)	(0.20)	(0.29)	(1.11)
Net asset value, end of period/year	$9.97		$9.93		$9.69	$9.93	$9.85	$11.09
Total return	1.37	%(G)	3.76%		(2.18)%	2.74%	(8.55)%	6.88%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,203		$63,638		$76,421	$85,490	$86,788	$122,166
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81	%(H)(I)	0.82%		0.80%	0.78%	0.76%	0.77%
Including waiver and/or reimbursement and recapture	0.66	%(H)(I)(J)	0.64	%(K)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	1.41	%(E)(H)	1.13%		(0.13)%	0.93%	0.23%	1.15%
Portfolio turnover rate	51	%(G)(L)	52%		54%	81%	99%	103%

(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Not annualized.
(H)	Annualized.
(I)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(K)	Includes reimbursement of custody fees at the underlying Series Portfolio level.
(L)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Intermediate Bond
	Class I2		Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.08		$10.08		$10.08
Investment operations:
Net investment income (loss) (B)	0.14		0.14		0.11
Net realized and unrealized gain (loss)	0.14		0.15		0.14
Total investment operations	0.28		0.29		0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.15)		(0.11)
Net asset value, end of period	$10.20		$10.22		$10.22
Total return	2.92	%(C)	2.87	%(C)	2.50	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$2,058,090		$628,055		$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43	%(D)	0.42	%(D)	0.91	%(D)
Including waiver and/or reimbursement and recapture	0.43	%(D)	0.40	%(D)	0.91	%(D)
Net investment income (loss) to average net assets	2.29	%(D)	2.33	%(D)	1.75	%(D)
Portfolio turnover rate	22	%(C)	22	%(C)	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$10.03		$10.04		$10.32	$10.10	$10.62		$10.50
Investment operations:
Net investment income (loss) (D)	0.17		0.22		0.21	0.24	0.25		0.29
Net realized and unrealized gain (loss)	0.21		0.10		(0.18)	0.37	(0.38)		0.52
Total investment operations	0.38		0.32		0.03	0.61	(0.13)		0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.24)		(0.23)	(0.27)	(0.36)		(0.35)
Net realized gains	—		(0.09)		(0.08)	0.12	(0.03)		(0.34)
Return of capital	—		—		—	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.19)		(0.33)		(0.31)	(0.39)	(0.39)		(0.69)
Net asset value, end of period/year	$10.22		$10.03		$10.04	$10.32	$10.10		$10.62
Total return	3.75	%(F)	3.21%		0.21%	5.99%	(1.22)%		7.97%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$291,565		$317,150		$373,605	$410,662	$400,409		$445,634
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68	%(G)	0.71%		0.71%	0.72%	0.72%		0.73%
Including waiver and/or reimbursement and recapture	0.65	%(G)	0.63	%(H)	0.65%	0.65%	0.65%		0.65%
Net investment income (loss) to average net assets	1.99	%(G)	2.08%		1.99%	2.32%	2.39%		2.78%
Portfolio turnover rate	22	%(F)	50%		46%	184%	200%		297%

(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
Class A
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.57	$11.31	$11.16	$10.37	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.23	0.21	(D)	0.19	0.25	0.22
Net realized and unrealized gain (loss)	(0.10)	0.30	0.29	0.78	0.38	(E)
Total investment operations	0.13	0.51	0.48	1.03	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.20)	(0.18)	(0.24)	(0.23)
Net realized gains	(0.07)	(0.05)	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.30)	(0.25)	(0.33)	(0.24)	(0.23)
Net asset value, end of year	$11.40	$11.57	$11.31	$11.16	$10.37
Total return (F)	1.20%	4.58%	4.37%	10.05%	6.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$312,347	$426,748	$117,387	$35,974	$6,241
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.78%	0.78%	0.89%	1.12%	2.36%
Including waiver and/or reimbursement and recapture	0.68%	0.68	%(D)	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets (C)	2.00%	1.79	%(D)	1.69%	2.27%	2.12%
Portfolio turnover rate (H)	55%	34%	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
Class C
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.54	$11.28	$11.14	$10.36	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.16	0.14	(D)	0.12	0.18	0.15
Net realized and unrealized gain (loss)	(0.09)	0.31	0.29	0.78	0.39	(E)
Total investment operations	0.07	0.45	0.41	0.96	0.54
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.12)	(0.18)	(0.18)
Net realized gains	(0.07)	(0.05)	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.23)	(0.19)	(0.27)	(0.18)	(0.18)
Net asset value, end of year	$11.38	$11.54	$11.28	$11.14	$10.36
Total return (F)	0.67%	4.00%	3.70%	9.35%	5.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$180,744	$199,784	$47,543	$9,960	$1,778
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.54%	1.53%	1.65%	1.87%	3.08%
Including waiver and/or reimbursement and recapture	1.29%	1.29	%(D)	1.46%	1.46%	1.46%
Net investment income (loss) to average net assets (C)	1.39%	1.18	%(D)	1.09%	1.69%	1.47%
Portfolio turnover rate (H)	55%	34%	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
Class I
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.62	$11.36	$11.20	$10.41	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.24	0.22	(D)	0.20	0.26	0.23
Net realized and unrealized gain (loss)	(0.09)	0.30	0.31	0.78	0.38	(E)
Total investment operations	0.15	0.52	0.51	1.04	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.20)	(0.25)	(0.20)
Net realized gains	(0.07)	(0.05)	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.31)	(0.26)	(0.35)	(0.25)	(0.20)
Net asset value, end of year	$11.46	$11.62	$11.36	$11.20	$10.41
Total return	1.39%	4.62%	4.59%	10.16%	6.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$914,290	$833,151	$215,560	$22,007	$6,632
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.70%	0.92%	2.12%
Including waiver and/or reimbursement and recapture	0.59%	0.61	%(D)	0.71%	0.71%	0.71%
Net investment income (loss) to average net assets (C)	2.09%	1.86	%(D)	1.82%	2.44%	2.21%
Portfolio turnover rate (G)	55%	34%	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.62	$11.78
Investment operations:
Net investment income (loss) (B) (C)	0.25	0.02
Net realized and unrealized gain (loss)	(0.09)	(0.16	)(D)
Total investment operations	0.16	(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.02)
Net realized gains	(0.07)	—
Total dividends and/or distributions to shareholders	(0.32)	(0.02)
Net asset value, end of period/year	$11.46	$11.62
Total return	1.49%	(1.18	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.48%	0.48	%(G)
Including waiver and/or reimbursement and recapture	0.48%	0.48	%(G)
Net investment income (loss) to average net assets (C)	2.20%	2.02	%(G)
Portfolio turnover rate (H)	55%	34%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Intermediate Muni
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$11.08		$11.06
Investment operations:
Net investment income (loss) (C) (D)	0.13		0.20
Net realized and unrealized gain (loss)	0.33	(E)	0.46	(E)
Total investment operations	0.46		0.66
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.20)
Net realized gains	—		(0.07)
Total dividends and/or distributions to shareholders	(0.13)		(0.27)
Net asset value, end of period	$11.41		$11.45
Total return	4.20	%(F)(G)	6.02	%(G)
Ratio and supplemental data:
Net assets end of period (000’s)	$10		298
Expenses to average net assets (H)	0.73	%(I)	0.69	%(I)
Net investment income (loss) to average net assets (D)	1.89	%(I)	2.01	%(I)
Portfolio turnover rate (J)	55%		55%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.49	$17.37		$17.61		$18.44	$14.57
Investment operations:
Net investment income (loss) (A)	0.43	0.29	(B)	0.33		0.48	0.30
Net realized and unrealized gain (loss)	2.61	(0.78)		(0.00	)(C)	(0.58)	3.81
Total investment operations	3.04	(0.49)		0.33		(0.10)	4.11
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.30)		(0.29)		(0.34)	(0.24)
Net realized gains	(0.04)	(0.09)		(0.28)		(0.39)	—
Total dividends and/or distributions to shareholders	(0.24)	(0.39)		(0.57)		(0.73)	(0.24)
Net asset value, end of year	$19.29	$16.49		$17.37		$17.61	$18.44
Total return (D)	18.72%	(2.83)%		1.94%		(0.51)%	28.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$274,610	$313,394		$249,773		$61,566	$21,102
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.24%		1.42%		1.29%	1.42%
Including waiver and/or reimbursement and recapture	1.20%	1.30	%(B)	1.32%		1.29%	1.42%
Net investment income (loss) to average net assets	2.43%	1.78	%(B)	1.87%		2.62%	1.82%
Portfolio turnover rate	22%	19%		21%		19%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.22	$17.11		$17.34		$18.21	$14.45
Investment operations:
Net investment income (loss) (A)	0.29	0.17	(B)	0.20		0.33	0.22
Net realized and unrealized gain (loss)	2.58	(0.76)		(0.00	)(C)	(0.54)	3.76
Total investment operations	2.87	(0.59)		0.20		(0.21)	3.98
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.21)		(0.15)		(0.27)	(0.22)
Net realized gains	(0.04)	(0.09)		(0.28)		(0.39)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.30)		(0.43)		(0.66)	(0.22)
Net asset value, end of year	$18.97	$16.22		$17.11		$17.34	$18.21
Total return (D)	17.88%	(3.47)%		1.21%		(1.19)%	27.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,542	$60,630		$62,013		$36,867	$17,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.96%		1.96%		1.98%	2.06%
Including waiver and/or reimbursement and recapture	1.94%	1.96	%(B)	1.96%		1.98%	2.06%
Net investment income (loss) to average net assets	1.64%	1.07	%(B)	1.13%		1.82%	1.35%
Portfolio turnover rate	22%	19%		21%		19%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.73	$17.60		$17.80		$18.60	$14.65
Investment operations:
Net investment income (loss) (A)	0.50	0.36	(B)	0.39		0.48	0.40
Net realized and unrealized gain (loss)	2.63	(0.79)		(0.00	)(C)	(0.52)	3.81
Total investment operations	3.13	(0.43)		0.39		(0.04)	4.21
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.35)		(0.31)		(0.37)	(0.26)
Net realized gains	(0.04)	(0.09)		(0.28)		(0.39)	—
Total dividends and/or distributions to shareholders	(0.31)	(0.44)		(0.59)		(0.76)	(0.26)
Net asset value, end of year	$19.55	$16.73		$17.60		$17.80	$18.60
Total return	19.09%	(2.46)%		2.29%		(0.20)%	29.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,242,175	$1,552,632		$1,043,345		$567,267	$168,782
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.90%		0.93%		0.95%	1.02%
Including waiver and/or reimbursement and recapture	0.89%	0.90	%(B)	0.93%		0.95%	1.02%
Net investment income (loss) to average net assets	2.77%	2.20	%(B)	2.20%		2.63%	2.40%
Portfolio turnover rate	22%	19%		21%		19%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.75	$17.62		$17.81		$18.60	$14.65
Investment operations:
Net investment income (loss) (A)	0.52	0.37	(B)	0.41		0.52	0.43
Net realized and unrealized gain (loss)	2.63	(0.79)		(0.00	)(C)	(0.54)	3.79
Total investment operations	3.15	(0.42)		0.41		(0.02)	4.22
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.36)		(0.32)		(0.38)	(0.27)
Net realized gains	(0.04)	(0.09)		(0.28)		(0.39)	—
Total dividends and/or distributions to shareholders	(0.32)	(0.45)		(0.60)		(0.77)	(0.27)
Net asset value, end of year	$19.58	$16.75		$17.62		$17.81	$18.60
Total return	19.23%	(2.38)%		2.40%		(0.07)%	29.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,298,782	$1,704,610		$573,806		$595,742	$279,652
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%		0.83%		0.85%	0.91%
Including waiver and/or reimbursement and recapture	0.79%	0.80	%(B)	0.83%		0.85%	0.91%
Net investment income (loss) to average net assets	2.87%	2.27	%(B)	2.28%		2.83%	2.63%
Portfolio turnover rate	22%	19%		21%		19%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period indicated:	Transamerica International Equity
	Class I3		Class R		Class R4		Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (B)		October 31, 2017 (C)
Net asset value, beginning of period	$17.24		$17.24		$17.24		$17.38		$16.71
Investment operations:
Net investment income (loss) (D)	0.45		0.48		0.48		0.43		0.33
Net realized and unrealized gain (loss)	1.89		1.79		1.82		1.50		2.86
Total investment operations	2.34		2.27		2.30		1.93		3.19
Dividends and/or distributions to shareholders:
Net investment income	—		—		—		—		(0.01)
Net realized gains	—		—		—		—		(0.04)
Total dividends and/or distributions to shareholders	—		—		—		—		(0.05)
Net asset value, end of period	$19.58		$19.51		$19.54		$19.31		$19.85
Total return	13.57	%(E)	13.22	%(E)	13.34	%(E)	11.10	%(E)(F)	19.18	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$270,144		$45,713		$21,339		$11		$248
Expenses to average net assets	0.79	%(G)	1.29	%(G)	1.04	%(G)	1.03	%(G)	0.99	%(G)
Net investment income (loss) to average net assets	3.70	%(G)	4.08	%(G)	4.04	%(G)	3.72	%(G)	1.99	%(G)
Portfolio turnover rate	22%		22%		22%		22%		22%

(A)	Commenced operations on March 10, 2017.
(B)	Commenced operations on March 17, 2017.
(C)	Commenced operations on December 16, 2016.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$16.90	$17.62		$18.65
Investment operations:
Net investment income (loss) (B)	0.56	0.42	(C)	0.10
Net realized and unrealized gain (loss)	2.62	(0.84)		(1.13)
Total investment operations	3.18	(0.42)		(1.03)
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.21)		—
Net realized gains	(0.04)	(0.09)		—
Total dividends and/or distributions to shareholders	(0.32)	(0.30)		—
Net asset value, end of period/year	$19.76	$16.90		$17.62
Total return	19.24%	(2.37)%		(5.52	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$180,679	$56,917		$47
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%		0.83	%(E)
Including waiver and/or reimbursement and recapture	0.79%	0.80	%(C)	0.83	%(E)
Net investment income (loss) to average net assets	3.06%	2.53	%(C)	1.35	%(E)
Portfolio turnover rate	22%	19%		21%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.39	$12.40		$11.81	$12.24	$10.00
Investment operations:
Net investment income (loss) (B)	0.18	0.25	(C)	0.22	0.25	0.20
Net realized and unrealized gain (loss)	2.42	(0.55)		0.64	(0.44)	2.04
Total investment operations	2.60	(0.30)		0.86	(0.19)	2.24
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)		(0.18)	(0.15)	—
Net realized gains	(0.08)	(0.42)		(0.09)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.32)	(0.71)		(0.27)	(0.24)	—
Net asset value, end of period/year	$13.67	$11.39		$12.40	$11.81	$12.24
Total return	23.51%	(2.48)%		7.52%	(1.67)%	22.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$326,445	$273,540		$367,502	$214,170	$4,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%		1.12%	1.15%	1.23	%(E)
Including waiver and/or reimbursement and recapture	1.12%	1.11	%(C)	1.12%	1.15%	1.22	%(E)
Net investment income (loss) to average net assets	1.48%	2.18	%(C)	1.78%	2.03%	2.16	%(E)
Portfolio turnover rate	25%	20%		26%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.42	$12.43		$11.82	$12.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.19	0.27	(C)	0.22	0.24	0.24
Net realized and unrealized gain (loss)	2.42	(0.56)		0.66	(0.43)	2.01
Total investment operations	2.61	(0.29)		0.88	(0.19)	2.25
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.30)		(0.18)	(0.15)	—
Net realized gains	(0.08)	(0.42)		(0.09)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.33)	(0.72)		(0.27)	(0.24)	—
Net asset value, end of period/year	$13.70	$11.42		$12.43	$11.82	$12.25
Total return	23.58%	(2.38)%		7.73%	(1.66)%	22.50	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$525,571	$440,438		$598,764	$533,058	$207,569
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%		1.02%	1.05%	1.12	%(E)
Including waiver and/or reimbursement and recapture	1.02%	1.01	%(C)	1.02%	1.05%	1.12	%(E)
Net investment income (loss) to average net assets	1.56%	2.36	%(C)	1.84%	1.91%	2.63	%(E)
Portfolio turnover rate	25%	20%		26%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.36	$12.71		$13.30	$14.24	$11.77
Investment operations:
Net investment income (loss) (A)	0.14	0.14	(B)	0.16	0.15	0.17
Net realized and unrealized gain (loss)	2.28	0.98		0.54	1.40	3.13
Total investment operations	2.42	1.12		0.70	1.55	3.30
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)		(0.15)	(0.17)	(0.19)
Net realized gains	(1.05)	(1.32)		(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.22)	(1.47)		(1.29)	(2.49)	(0.83)
Net asset value, end of year	$13.56	$12.36		$12.71	$13.30	$14.24
Total return (C)	20.29%	9.83%		5.44%	12.09%	29.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$103,851	$71,700		$31,566	$31,677	$8,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.05%		1.05%	1.07%	1.13%
Including waiver and/or reimbursement and recapture	1.06%	1.04	%(B)	1.05%	1.07%	1.13%
Net investment income (loss) to average net assets	1.11%	1.16	%(B)	1.23%	1.13%	1.32%
Portfolio turnover rate	128%	127%		129%	87%	121%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.31	$12.67		$13.26	$14.20	$11.76
Investment operations:
Net investment income (loss) (A)	0.04	0.05	(B)	0.06	0.06	0.09
Net realized and unrealized gain (loss)	2.27	0.98		0.55	1.39	3.12
Total investment operations	2.31	1.03		0.61	1.45	3.21
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.07)		(0.06)	(0.07)	(0.13)
Net realized gains	(1.05)	(1.32)		(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.14)	(1.39)		(1.20)	(2.39)	(0.77)
Net asset value, end of year	$13.48	$12.31		$12.67	$13.26	$14.20
Total return (C)	19.37%	9.00%		4.68%	11.30%	28.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,014	$22,482		$11,128	$9,402	$7,783
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%	1.80%		1.81%	1.79%	1.79%
Including waiver and/or reimbursement and recapture	1.79%	1.80	%(B)	1.81%	1.79%	1.79%
Net investment income (loss) to average net assets	0.30%	0.43	%(B)	0.45%	0.49%	0.68%
Portfolio turnover rate	128%	127%		129%	87%	121%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.43	$12.77		$13.35	$14.28	$11.81
Investment operations:
Net investment income (loss) (A)	0.15	0.17	(B)	0.19	0.20	0.22
Net realized and unrealized gain (loss)	2.31	0.99		0.56	1.39	3.13
Total investment operations	2.46	1.16		0.75	1.59	3.35
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)		(0.19)	(0.20)	(0.24)
Net realized gains	(1.05)	(1.32)		(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.25)	(1.50)		(1.33)	(2.52)	(0.88)
Net asset value, end of year	$13.64	$12.43		$12.77	$13.35	$14.28
Total return	20.55%	10.14%		5.78%	12.40%	30.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$245,508	$56,161		$15,090	$13,348	$16,805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.79%		0.78%	0.79%	0.79%
Including waiver and/or reimbursement and recapture	0.79%	0.78	%(B)	0.78%	0.79%	0.79%
Net investment income (loss) to average net assets	1.17%	1.37	%(B)	1.49%	1.55%	1.64%
Portfolio turnover rate	128%	127%		129%	87%	121%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.42	$12.76		$13.34	$14.27	$11.80
Investment operations:
Net investment income (loss) (A)	0.19	0.19	(B)	0.20	0.21	0.24
Net realized and unrealized gain (loss)	2.28	0.98		0.56	1.39	3.12
Total investment operations	2.47	1.17		0.76	1.60	3.36
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)		(0.20)	(0.21)	(0.25)
Net realized gains	(1.05)	(1.32)		(1.14)	(2.32)	(0.64)
Total dividends and/or distributions to shareholders	(1.26)	(1.51)		(1.34)	(2.53)	(0.89)
Net asset value, end of year	$13.63	$12.42		$12.76	$13.34	$14.27
Total return	20.66%	10.25%		5.90%	12.53%	30.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,899,205	$1,898,665		$1,818,476	$1,739,472	$1,505,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%		0.68%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.69%	0.68	%(B)	0.68%	0.69%	0.69%
Net investment income (loss) to average net assets	1.44%	1.60	%(B)	1.58%	1.59%	1.89%
Portfolio turnover rate	128%	127%		129%	87%	121%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$12.42	$12.76		$13.07
Investment operations:
Net investment income (loss) (B)	0.17	0.15	(C)	0.08
Net realized and unrealized gain (loss)	2.30	1.02		(0.28	)(D)
Total investment operations	2.47	1.17		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)		(0.11)
Net realized gains	(1.05)	(1.32)		—
Total dividends and/or distributions to shareholders	(1.26)	(1.51)		(0.11)
Net asset value, end of period/year	$13.63	$12.42		$12.76
Total return	20.66%	10.25%		(1.53	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,356	$3,391		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%		0.69	%(F)
Including waiver and/or reimbursement and recapture	0.69%	0.68	%(C)	0.69	%(F)
Net investment income (loss) to average net assets	1.29%	1.25	%(C)	1.48	%(F)
Portfolio turnover rate	128%	127%		129	%(E)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Large Cap Value
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$12.94		$13.78
Investment operations:
Net investment income (loss) (C)	0.09		(0.02)
Net realized and unrealized gain (loss)	0.65		1.12
Total investment operations	0.74		1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.13)
Net realized gains	—		(1.05)
Total dividends and/or distributions to shareholders	(0.11)		(1.18)
Net asset value, end of period	$13.57		$13.70
Total return	5.77	%(D)(E)	8.62	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		1,989
Expenses to average net assets	0.93	%(F)	0.88	%(F)
Net investment income (loss) to average net assets	1.13	%(F)	(0.17	)%(F)
Portfolio turnover rate	128%		128%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Large Core
	Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B)	0.09		0.05
Net realized and unrealized gain (loss)	1.01		1.01
Total investment operations	1.10		1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.05)
Net asset value, end of period	$11.02		$11.01
Total return	11.09	%(C)	10.68	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$200,790		$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(D)	1.22	%(D)
Including waiver and/or reimbursement and recapture	0.64	%(D)	1.14	%(D)
Net investment income (loss) to average net assets	1.32	%(D)	0.82	%(D)
Portfolio turnover rate	41	%(C)	41	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.52		$8.98		$9.17	$8.05	$5.94	$5.15
Investment operations:
Net investment income (loss) (D)	0.09		0.15		0.10	0.06	0.09	0.09
Net realized and unrealized gain (loss)	1.50		0.54		(0.20)	1.12	2.11	0.79
Total investment operations	1.59		0.69		(0.10)	1.18	2.20	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.15)		(0.09)	(0.06)	(0.09)	(0.09)
Net asset value, end of period/year	$11.01		$9.52		$8.98	$9.17	$8.05	$5.94
Total return	16.72	%(E)	7.79%		(1.02)%	14.80%	37.13%	16.95%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,636		$10,633		$11,995	$7,872	$7,478	$6,159
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05	%(F)	1.34%		1.28%	1.43%	1.46%	1.74%
Including waiver and/or reimbursement and recapture	0.90	%(F)	0.90	%(G)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	1.10	%(F)	1.65%		1.04%	0.75%	1.16%	1.43%
Portfolio turnover rate	41	%(E)	47%		64%	70%	116%	54%

(A)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Large Growth
	Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B)	0.03		(0.01)
Net realized and unrealized gain (loss)	1.72		1.72
Total investment operations	1.75		1.71
Dividends and/or distributions to shareholders:
Net investment income	(0.03)		—
Net asset value, end of period	$11.72		$11.71
Total return	17.49	%(C)	17.10	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$666,225		$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(D)	1.22	%(D)
Including waiver and/or reimbursement and recapture	0.65	%(D)	1.22	%(D)
Net investment income (loss) to average net assets	0.40	%(D)	(0.10	)%(D)
Portfolio turnover rate	21	%(C)	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Growth (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.14		$9.08		$8.35	$7.57	$5.63	$4.93
Investment operations:
Net investment income (loss) (D)	0.01		0.01		0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss)	2.58		0.06		0.73	0.78	1.94	0.70
Total investment operations	2.59		0.07		0.74	0.79	1.96	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.01)	(0.01)	(0.02)	(0.03)
Net asset value, end of period/year	$11.72		$9.14		$9.08	$8.35	$7.57	$5.63
Total return	28.42	%(E)	0.84%		8.89%	10.46%	35.00%	14.76%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,038		$82,546		$107,369	$110,430	$130,443	$137,751
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(F)	1.01%		0.99%	1.01%	1.00%	1.01%
Including waiver and/or reimbursement and recapture	0.90	%(F)	0.88	%(G)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	0.14	%(F)	0.15%		0.07%	0.17%	0.32%	0.49%
Portfolio turnover rate	21	%(E)	36%		33%	73%	49%	53%

(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Large Value Opportunities
	Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B)	0.08		0.08
Net realized and unrealized gain (loss)	0.71		0.69
Total investment operations	0.79		0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.06)
Net asset value, end of period	$10.71		$10.71
Total return	7.94	%(C)	7.69	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$520,709		$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57	%(D)	1.06	%(D)
Including waiver and/or reimbursement and recapture	0.49	%(D)	0.99	%(D)
Net investment income (loss) to average net assets	1.69	%(D)	1.36	%(D)
Portfolio turnover rate	33	%(C)	33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Large Value Opportunities (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period	$9.84		$9.18		$9.36	$8.63	$6.36	$5.54
Investment operations:
Net investment income (loss) (D)	0.14		0.16		0.12	0.08	0.11	0.11
Net realized and unrealized gain (loss)	0.85		0.67		(0.18)	0.74	2.28	0.83
Total investment operations	0.99		0.83		(0.06)	0.82	2.39	0.94
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.17)		(0.12)	(0.09)	(0.12)	(0.12)
Net asset value, end of period	$10.71		$9.84		$9.18	$9.36	$8.63	$6.36
Total return	9.99	%(E)	9.14%		(0.69)%	9.54%	37.73%	17.08%
Ratio and supplemental data:
Net assets end of period (000’s)	$53,449		$99,292		$99,418	$102,791	$120,005	$107,969
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83	%(F)	0.84%		0.83%	0.83%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.74	%(F)	0.74	%(G)	0.75%	0.75%	0.75%	0.75%
Net investment income (loss) to average net assets	1.35	%(F)	1.80%		1.21%	0.96%	1.43%	1.81%
Portfolio turnover rate	33	%(E)	48%		65%	69%	99%	48%

(A)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
	Class A		Class C		Class I		Class I2		Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of year	$13.12		$12.84		$13.21		$13.24		$13.24		$13.24
Investment operations:
Net investment income (loss) (B)	(0.01)		(0.07)		0.02		0.03		0.04		(0.01)
Net realized and unrealized gain (loss)	1.03		1.00		1.04		1.04		1.04		1.03
Total investment operations	1.02		0.93		1.06		1.07		1.08		1.02
Net asset value, end of year	$14.14		$13.77		$14.27		$14.31		$14.32		$14.26
Total return	7.77	%(C)(D)	7.24	%(D)(E)	8.02	%(D)	8.08	%(D)	8.16	%(D)	7.70	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$9,903		$1,448		$664		$155,629		$48,330		$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30	%(F)	2.05	%(F)	0.98	%(F)	0.87	%(F)	0.87	%(F)	1.37	%(F)
Including waiver and/or reimbursement and recapture	1.30	%(F)	2.05	%(F)	0.98	%(F)	0.87	%(F)	0.75	%(F)	1.35	%(F)
Net investment income (loss) to average net assets	(0.10	)%(F)	(0.85	)%(F)	0.22	%(F)	0.35	%(F)	0.50	%(F)	(0.16	)%(F)
Portfolio turnover rate	30	%(D)	30	%(D)	30	%(D)	30	%(D)	30	%(D)	30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.70		$12.50		$15.44	$16.72	$16.25	$14.29
Investment operations:
Net investment income (loss) (D)	0.01		(0.01)		(0.05)	0.06	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.92		1.48		(0.24)	1.16	4.73	1.97
Total investment operations	1.93		1.47		(0.29)	1.22	4.69	1.96
Dividends and/or distributions to shareholders:
Net investment income	—		—		—	(0.07)	—	—
Net realized gains	(0.33)		(1.27)		(2.65)	(2.34)	(4.22)	—
Return of capital	—		—		—	(0.09)	—	—
Net asset value, end of period/year	$14.30		$12.70		$12.50	$15.44	$16.72	$16.25
Total return	15.34	%(E)	12.13%		(1.60)%	7.83%	30.10%	13.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,232		$16,767		$17,075	$22,686	$33,879	$37,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(F)	1.36%		1.22%	1.24%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	0.98	%(F)(G)	0.95	%(H)	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	0.13	%(F)	(0.09)%		(0.31)%	0.34%	(0.21)%	(0.09)%
Portfolio turnover rate	30	%(E)	79%		70%	60%	234%	178%

(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Mid Cap Growth
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017(B)
Net asset value, beginning of period	$13.15		$13.20
Investment operations:
Net investment income (loss) (C)	0.00	(D)	0.01
Net realized and unrealized gain (loss)	1.00		1.05
Total investment operations	1.00		1.06
Net asset value, end of period	$14.15		$14.26
Total return	7.60	%(E)(F)	8.03	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11	%(G)	1.06	%(G)
Including waiver and/or reimbursement and recapture	1.11	%(G)	1.04	%(G)
Net investment income (loss) to average net assets	0.03	%(G)	0.16	%(G)
Portfolio turnover rate	30	%(F)	30	%(F)

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 10, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.80	$11.37		$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	0.07	0.06	(C)	0.11	0.07
Net realized and unrealized gain (loss)	0.95	0.78		0.68	0.69
Total investment operations	1.02	0.84		0.79	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)		(0.03)	(0.08)
Net realized gains	(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.96)	(0.41)		(0.10)	(0.08)
Net asset value, end of period/year	$11.86	$11.80		$11.37	$10.68
Total return (D)	8.77%	7.72%		7.50%	7.62	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$116,047	$75,556		$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.08%		1.05%	1.18	%(F)
Including waiver and/or reimbursement and recapture	1.09%	1.08	%(C)	1.05%	1.18	%(F)
Net investment income (loss) to average net assets	0.57%	0.55	%(C)	1.02%	1.38	%(F)
Portfolio turnover rate	76%	95%		31%	23	%(E)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.70	$11.31		$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	(0.03)	(0.04	)(C)	0.03	0.04
Net realized and unrealized gain (loss)	0.95	0.79		0.68	0.69
Total investment operations	0.92	0.75		0.71	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.09)		(0.01)	(0.05)
Net realized gains	(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.91)	(0.36)		(0.08)	(0.05)
Net asset value, end of period/year	$11.71	$11.70		$11.31	$10.68
Total return (D)	7.95%	6.87%		6.72%	7.29	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,808	$7,104		$1,241	$278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%	1.90%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.89%	1.90	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	(0.29)%	(0.37	)%(C)	0.30%	0.71	%(F)
Portfolio turnover rate	76%	95%		31%	23	%(E)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.85	$11.41		$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.10	0.11	(C)	0.13	0.06
Net realized and unrealized gain (loss)	0.95	0.75		0.69	0.72
Total investment operations	1.05	0.86		0.82	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.15)		(0.03)	(0.09)
Net realized gains	(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.97)	(0.42)		(0.10)	(0.09)
Net asset value, end of period/year	$11.93	$11.85		$11.41	$10.69
Total return	8.94%	8.00%		7.78%	7.83	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$394,378	$298,589		$147,712	$5,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%		0.84%	0.96	%(E)
Including waiver and/or reimbursement and recapture	0.86%	0.86	%(C)	0.84%	0.95	%(E)
Net investment income (loss) to average net assets	0.79%	0.97	%(C)	1.19%	1.13	%(E)
Portfolio turnover rate	76%	95%		31%	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.87	$11.41		$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.11	0.15	(C)	0.16	0.09
Net realized and unrealized gain (loss)	0.95	0.74		0.67	0.69
Total investment operations	1.06	0.89		0.83	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)		(0.04)	(0.09)
Net realized gains	(0.84)	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.98)	(0.43)		(0.11)	(0.09)
Net asset value, end of period/year	$11.95	$11.87		$11.41	$10.69
Total return	9.09%	8.12%		7.80%	7.86	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$298,655	$323,275		$465,775	$166,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.74%		0.74%	0.86	%(E)
Including waiver and/or reimbursement and recapture	0.76%	0.74	%(C)	0.74%	0.86	%(E)
Net investment income (loss) to average net assets	0.92%	1.37	%(C)	1.42%	1.71	%(E)
Portfolio turnover rate	76%	95%		31%	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Mid Cap Value Opportunities
	Class I3		Class R		Class R4		Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (B)		October 31, 2017 (C)
Net asset value, beginning of period	$11.93		$11.93		$11.93		$12.00		$12.56
Investment operations:
Net investment income (loss) (D)	0.06		0.02		0.04		0.03		0.08
Net realized and unrealized gain (loss)	(0.03	)(E)	(0.03	)(E)	(0.03	)(E)	(0.16	)(E)	0.25
Total investment operations	0.03		(0.01)		0.01		(0.13)		0.33
Dividends and/or distributions to shareholders:
Net investment income	—		—		—		—		(0.01)
Net realized gains	—		—		—		—		(0.84)
Total dividends and/or distributions to shareholders	—		—		—		—		(0.85)
Net asset value, end of period	$11.96		$11.92		$11.94		$11.87		$12.04
Total return	0.25	%(F)	(0.08	)%(F)	0.08	%(F)	(1.08	)%(F)(G)	2.71	%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$275,016		$88,909		$424,122		$10		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(H)	1.27	%(H)	1.01	%(H)	1.00	%(H)	0.96	%(H)
Including waiver and/or reimbursement and recapture	0.70	%(H)	1.25	%(H)	0.90	%(H)	1.00	%(H)	0.95	%(H)
Net investment income (loss) to average net assets	0.79	%(H)	0.26	%(H)	0.58	%(H)	0.42	%(H)	0.79	%(H)
Portfolio turnover rate	76%		76%		76%		76%		76%

(A)	Commenced operations on March 24, 2017.
(B)	Commenced operations on March 17, 2017.
(C)	Commenced operations on December 16, 2016.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(H)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.87	$11.87
Investment operations:
Net investment income (loss) (B)	0.08	0.01	(C)
Net realized and unrealized gain (loss)	0.98	(0.01	)(D)
Total investment operations	1.06	—
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	—
Net realized gains	(0.84)	—
Total dividends and/or distributions to shareholders	(0.90)	—
Net asset value, end of period/year	$12.03	$11.87
Total return	9.09%	0.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,391	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.79	%(F)
Including waiver and/or reimbursement and recapture	0.76%	0.78	%(C)(F)
Net investment income (loss) to average net assets	0.68%	0.18	%(C)
Portfolio turnover rate	76%	95%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.59	$7.94		$11.62	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.15	0.24	(C)	0.29	0.26	0.13
Net realized and unrealized gain (loss)	0.04	(0.33	)(D)	(3.62)	1.40	0.20
Total investment operations	0.19	(0.09)		(3.33)	1.66	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.26)		(0.09)	(0.27)	(0.05)
Net realized gains	—	—		(0.07)	(0.05)	—
Return of capital	(0.11)	—		(0.19)	—	—
Total dividends and/or distributions to shareholders	(0.41)	(0.26)		(0.35)	(0.32)	(0.05)
Net asset value, end of period/year	$7.37	$7.59		$7.94	$11.62	$10.28
Total return (E)	2.30%	(0.87)%		(29.17)%	16.36%	3.35	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,083	$43,221		$46,624	$64,300	$16,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.58%	1.57%		1.52%	1.54%	1.65	%(G)
Including waiver and/or reimbursement and recapture	1.58%	1.56	%(C)	1.52%	1.54%	1.65	%(G)
Net investment income (loss) to average net assets	1.97%	3.50	%(C)	2.84%	2.24%	2.67	%(G)
Portfolio turnover rate	41%	79%		67%	46%	28	%(F)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.55	$7.91		$11.57	$10.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.09	0.19	(C)	0.21	0.17	0.09
Net realized and unrealized gain (loss)	0.05	(0.35	)(D)	(3.60)	1.41	0.20
Total investment operations	0.14	(0.16)		(3.39)	1.58	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)		(0.06)	(0.21)	(0.04)
Net realized gains	—	—		(0.07)	(0.05)	—
Return of capital	(0.10)	—		(0.14)	—	—
Total dividends and/or distributions to shareholders	(0.35)	(0.20)		(0.27)	(0.26)	(0.04)
Net asset value, end of period/year	$7.34	$7.55		$7.91	$11.57	$10.25
Total return (E)	1.64%	(1.79)%		(29.61)%	15.59%	2.90	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,673	$31,067		$37,877	$53,064	$5,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.36%	2.36%		2.27%	2.26%	2.39	%(G)
Including waiver and/or reimbursement and recapture	2.35%	2.35	%(C)	2.27%	2.26%	2.35	%(G)
Net investment income (loss) to average net assets	1.10%	2.73	%(C)	2.11%	1.47%	1.71	%(G)
Portfolio turnover rate	41%	79%		67%	46%	28	%(F)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.59	$7.95		$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.16	0.26	(C)	0.31	0.29	0.14
Net realized and unrealized gain (loss)	0.05	(0.34	)(D)	(3.61)	1.41	0.20
Total investment operations	0.21	(0.08)		(3.30)	1.70	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.28)		(0.10)	(0.30)	(0.06)
Net realized gains	—	—		(0.07)	(0.05)	—
Return of capital	(0.12)	—		(0.21)	—	—
Total dividends and/or distributions to shareholders	(0.43)	(0.28)		(0.38)	(0.35)	(0.06)
Net asset value, end of period/year	$7.37	$7.59		$7.95	$11.63	$10.28
Total return	2.61%	(0.68)%		(28.92)%	16.69%	3.40	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$48,023	$39,716		$63,695	$112,833	$9,582
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.26%		1.23%	1.27%	1.42	%(F)
Including waiver and/or reimbursement and recapture	1.29%	1.25	%(C)	1.23%	1.27%	1.35	%(F)
Net investment income (loss) to average net assets	2.05%	3.79	%(C)	3.08%	2.52%	2.82	%(F)
Portfolio turnover rate	41%	79%		67%	46%	28	%(E)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.60	$7.95		$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.17	0.25	(C)	0.33	0.31	0.12
Net realized and unrealized gain (loss)	0.05	(0.31	)(D)	(3.62)	1.40	0.22
Total investment operations	0.22	(0.06)		(3.29)	1.71	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.29)		(0.10)	(0.31)	(0.06)
Net realized gains	—	—		(0.07)	(0.05)	—
Return of capital	(0.12)	—		(0.22)	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.29)		(0.39)	(0.36)	(0.06)
Net asset value, end of period/year	$7.38	$7.60		$7.95	$11.63	$10.28
Total return	2.70%	(0.45)%		(28.84)%	16.79%	3.42	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$209,277	$268,516		$346,050	$463,787	$206,668
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.16%		1.14%	1.17%	1.29	%(F)
Including waiver and/or reimbursement and recapture	1.19%	1.15	%(C)	1.14%	1.17%	1.29	%(F)
Net investment income (loss) to average net assets	2.18%	3.69	%(C)	3.26%	2.73%	2.29	%(F)
Portfolio turnover rate	41%	79%		67%	46%	28	%(E)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$8.10		$7.99
Investment operations:
Net investment income (loss) (C)	0.03		0.12
Net realized and unrealized gain (loss)	(0.45	)(D)	(0.32	)(D)
Total investment operations	(0.42)		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.23)
Return of capital	(0.06)		(0.09)
Total dividends and/or distributions to shareholders	(0.22)		(0.32)
Net asset value, end of period	$7.46		$7.47
Total return	(5.27	)%(E)(F)	(2.63	)%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$9		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44	%(G)	1.38	%(G)
Including waiver and/or reimbursement and recapture	1.44	%(G)	1.35	%(G)
Net investment income (loss) to average net assets	0.57	%(G)	1.66	%(G)
Portfolio turnover rate	41%		41%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.20	$8.99		$11.29	$10.73	$8.15
Investment operations:
Net investment income (loss) (A)	(0.01)	(0.03	)(B)	(0.09)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.34	(0.93)		(0.99)	1.05	2.71
Total investment operations	1.33	(0.96)		(1.08)	1.01	2.68
Dividends and/or distributions to shareholders:
Net investment income	—	(0.00	)(C)	—	—	(0.02)
Net realized gains	(1.45)	(0.83)		(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.45)	(0.83)		(1.22)	(0.45)	(0.10)
Net asset value, end of year	$7.08	$7.20		$8.99	$11.29	$10.73
Total return (D)	21.44%	(12.04)%		(10.56)%	9.57%	33.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,449	$46,433		$71,255	$104,933	$105,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.48%	1.44%		1.35%	1.37%	1.46%
Including waiver and/or reimbursement and recapture	1.25%	1.32	%(B)	1.35%	1.37%	1.46%
Net investment income (loss) to average net assets	(0.14)%	(0.38	)%(B)	(0.94)%	(0.39)%	(0.27)%
Portfolio turnover rate	16%	101%		27%	53%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$5.90	$7.57		$9.78	$9.43	$7.21
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.08	)(B)	(0.16)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	1.06	(0.76)		(0.83)	0.92	2.39
Total investment operations	1.01	(0.84)		(0.99)	0.80	2.30
Dividends and/or distributions to shareholders:
Net investment income	—	(0.00	)(C)	—	—	—
Net realized gains	(1.45)	(0.83)		(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.45)	(0.83)		(1.22)	(0.45)	(0.08)
Net asset value, end of year	$5.46	$5.90		$7.57	$9.78	$9.43
Total return (D)	20.55%	(12.78)%		(11.37)%	8.63%	32.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$657	$1,141		$2,257	$4,079	$5,507
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.78%	2.52%		2.30%	2.23%	2.27%
Including waiver and/or reimbursement and recapture	2.00%	2.14	%(B)	2.30%	2.23%	2.27%
Net investment income (loss) to average net assets	(0.88)%	(1.22	)%(B)	(1.90)%	(1.27)%	(1.06)%
Portfolio turnover rate	16%	101%		27%	53%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$5.97	$7.64		$9.85	$9.48	$7.25
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.07	)(B)	(0.15)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	1.07	(0.77)		(0.84)	0.93	2.40
Total investment operations	1.02	(0.84)		(0.99)	0.82	2.31
Dividends and/or distributions to shareholders:
Net realized gains	(1.45)	(0.83)		(1.22)	(0.45)	(0.08)
Net asset value, end of year	$5.54	$5.97		$7.64	$9.85	$9.48
Total return (C)	20.54%	(12.64)%		(11.27)%	8.80%	32.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,943	$7,695		$10,378	$13,296	$13,099
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.16%	2.19%		2.15%	2.14%	2.25%
Including waiver and/or reimbursement and recapture	2.00%	2.07	%(B)	2.15%	2.14%	2.25%
Net investment income (loss) to average net assets	(0.89)%	(1.14	)%(B)	(1.74)%	(1.16)%	(1.06)%
Portfolio turnover rate	16%	101%		27%	53%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$7.81	$9.65		$11.98	$11.32		$8.61
Investment operations:
Net investment income (loss) (A)	0.01	(0.00	)(B)(C)	(0.06)	(0.00	)(B)	0.02
Net realized and unrealized gain (loss)	1.47	(1.01)		(1.05)	1.11		2.85
Total investment operations	1.48	(1.01)		(1.11)	1.11		2.87
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(B)	—	—		(0.08)
Net realized gains	(1.45)	(0.83)		(1.22)	(0.45)		(0.08)
Total dividends and/or distributions to shareholders	(1.46)	(0.83)		(1.22)	(0.45)		(0.16)
Net asset value, end of year	$7.83	$7.81		$9.65	$11.98		$11.32
Total return	21.71%	(11.71)%		(10.17)%	9.97%		33.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,218	$38,914		$51,011	$65,747		$68,609
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.99%		1.00%	0.99%		1.01%
Including waiver and/or reimbursement and recapture	0.94%	0.96	%(C)	1.00%	0.99%		1.01%
Net investment income (loss) to average net assets	0.17%	(0.03	)%(C)	(0.58)%	(0.02)%		0.22%
Portfolio turnover rate	16%	101%		27%	53%		45%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.92	$9.76		$12.10	$11.41	$8.68
Investment operations:
Net investment income (loss) (A)	0.03	0.01	(B)	(0.05)	0.02	0.03
Net realized and unrealized gain (loss)	1.48	(1.02)		(1.06)	1.12	2.87
Total investment operations	1.51	(1.01)		(1.11)	1.14	2.90
Dividends and/or distributions to shareholders:
Net investment income	(0.02)	—		(0.01)	—	(0.09)
Net realized gains	(1.45)	(0.83)		(1.22)	(0.45)	(0.08)
Total dividends and/or distributions to shareholders	(1.47)	(0.83)		(1.23)	(0.45)	(0.17)
Net asset value, end of year	$7.96	$7.92		$9.76	$12.10	$11.41
Total return	21.90%	(11.56)%		(10.05)%	10.16%	34.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$139,215	$164,552		$312,108	$593,507	$529,348
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.81%		0.83%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.78%	0.78	%(B)	0.83%	0.83%	0.84%
Net investment income (loss) to average net assets	0.33%	0.15	%(B)	(0.43)%	0.14%	0.32%
Portfolio turnover rate	16%	101%		27%	53%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Multi-Cap Growth
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$6.57		$8.21
Investment operations:
Net investment income (loss)	(0.00	)(C)	0.00	(C)
Net realized and unrealized gain (loss)	0.51		1.08
Total investment operations	0.51		1.08
Dividends and/or distributions to shareholders:
Net realized gains	—		(1.45)
Net asset value, end of period	$7.08		$7.84
Total return	7.76	%(D)(E)	15.82	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets	1.02	%(F)	0.98	%(F)
Net investment income (loss) to average net assets	(0.02	)%(F)	0.06	%(F)
Portfolio turnover rate	16%		16%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
((F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$24.88	$24.86		$25.61	$24.23		$22.15
Investment operations:
Net investment income (loss) (A)	0.28	0.25	(B)	0.24	0.24	(C)	0.23	(C)
Net realized and unrealized gain (loss)	3.15	0.61		0.41	2.57		2.88
Total investment operations	3.43	0.86		0.65	2.81		3.11
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.26)		(0.25)	(0.31)		(0.25)
Net realized gains	(0.09)	(0.58)		(1.15)	(1.12)		(0.78)
Total dividends and/or distributions to shareholders	(0.41)	(0.84)		(1.40)	(1.43)		(1.03)
Net asset value, end of year	$27.90	$24.88		$24.86	$25.61		$24.23
Total return (D)	13.89%	3.57%		2.58%	12.11%		14.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$573,224	$406,606		$210,457	$174,817		$152,382
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.10%		1.14%	1.23	%(E)	1.36	%(E)
Including waiver and/or reimbursement and recapture	1.03%	1.08	%(B)	1.14%	1.23	%(E)	1.36	%(E)
Net investment income (loss) to average net assets	1.07%	1.04	%(B)	0.97%	1.00	%(C)	0.99	%(C)
Portfolio turnover rate	39%	35%		39%	102	%(F)	126	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class B
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$24.72		$24.70		$25.45	$24.09		$22.01
Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.01	(C)	0.01	0.02	(D)	0.03	(D)
Net realized and unrealized gain (loss)	3.12		0.59		0.40	2.55		2.87
Total investment operations	3.12		0.60		0.41	2.57		2.90
Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.00	)(B)	(0.01)	(0.09)		(0.04)
Net realized gains	(0.09)		(0.58)		(1.15)	(1.12)		(0.78)
Total dividends and/or distributions to shareholders	(0.12)		(0.58)		(1.16)	(1.21)		(0.82)
Net asset value, end of year	$27.72		$24.72		$24.70	$25.45		$24.09
Total return (E)	12.63%		2.52%		1.62%	11.07%		13.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,242		$3,470		$5,344	$6,579		$8,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.14%		2.12%		2.08%	2.15	%(F)	2.24	%(F)
Including waiver and/or reimbursement and recapture	2.14%		2.11	%(C)	2.08%	2.15	%(F)	2.24	%(F)
Net investment income (loss) to average net assets	(0.01)%		0.06	%(C)	0.05%	0.10	%(D)	0.13	%(D)
Portfolio turnover rate	39%		35%		39%	102	%(G)	126	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$24.45	$24.44		$25.21	$23.88		$21.85
Investment operations:
Net investment income (loss) (A)	0.08	0.08	(B)	0.07	0.08	(C)	0.08	(C)
Net realized and unrealized gain (loss)	3.09	0.59		0.40	2.53		2.85
Total investment operations	3.17	0.67		0.47	2.61		2.93
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.08)		(0.09)	(0.16)		(0.12)
Net realized gains	(0.09)	(0.58)		(1.15)	(1.12)		(0.78)
Total dividends and/or distributions to shareholders	(0.21)	(0.66)		(1.24)	(1.28)		(0.90)
Net asset value, end of year	$27.41	$24.45		$24.44	$25.21		$23.88
Total return (D)	13.02%	2.84%		1.87%	11.38%		13.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$222,884	$208,410		$184,907	$132,473		$95,601
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%	1.83%		1.84%	1.90	%(E)	1.98	%(E)
Including waiver and/or reimbursement and recapture	1.79%	1.82	%(B)	1.84%	1.90	%(E)	1.98	%(E)
Net investment income (loss) to average net assets	0.32%	0.33	%(B)	0.27%	0.32	%(C)	0.36	%(C)
Portfolio turnover rate	39%	35%		39%	102	%(F)	126	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$24.99	$24.96		$25.70	$24.31		$22.22
Investment operations:
Net investment income (loss) (A)	0.34	0.32	(B)	0.31	0.33	(C)	0.32	(C)
Net realized and unrealized gain (loss)	3.16	0.60		0.42	2.57		2.89
Total investment operations	3.50	0.92		0.73	2.90		3.21
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.31)		(0.32)	(0.39)		(0.34)
Net realized gains	(0.09)	(0.58)		(1.15)	(1.12)		(0.78)
Total dividends and/or distributions to shareholders	(0.46)	(0.89)		(1.47)	1.51		(1.12)
Net asset value, end of year	$28.03	$24.99		$24.96	$25.70		$24.31
Total return	14.13%	3.83%		2.90%	12.46%		15.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$266,637	$208,512		$199,378	$176,667		$174,902
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.84%		0.86%	0.92	%(D)	0.98	%(D)
Including waiver and/or reimbursement and recapture	0.82%	0.84	%(B)	0.86%	0.92	%(D)	0.98	%(D)
Net investment income (loss) to average net assets	1.28%	1.32	%(B)	1.26%	1.32	%(C)	1.39	%(C)
Portfolio turnover rate	39%	35%		39%	102	%(E)	126	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$24.99	$24.95		$25.40
Investment operations:
Net investment income (loss) (B)	0.37	0.25	(C)	0.13
Net realized and unrealized gain (loss)	3.16	0.71		(0.40	)(D)
Total investment operations	3.53	0.96		(0.27)
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.34)		(0.18)
Net realized gains	(0.09)	(0.58)		—
Total dividends and/or distributions to shareholders	(0.49)	(0.92)		(0.18)
Net asset value, end of period/year	$28.03	$24.99		$24.95
Total return	14.25%	3.99%		(1.07	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,749	$6,316		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.73%		0.75	%(F)
Including waiver and/or reimbursement and recapture	0.71%	0.73	%(C)	0.75	%(F)
Net investment income (loss) to average net assets	1.39%	1.02	%(C)	1.19	%(F)
Portfolio turnover rate	39%	35%		39%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Multi-Managed Balanced
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$26.50		$26.63
Investment operations:
Net investment income (loss) (C)	0.17		0.20
Net realized and unrealized gain (loss)	1.48		1.45
Total investment operations	1.65		1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.20)
Net asset value, end of period	$27.97		$28.08
Total return	6.24	%(D)(E)	6.20	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(F)	0.90	%(F)
Including waiver and/or reimbursement and recapture	0.95	%(F)	0.90	%(F)
Net investment income (loss) to average net assets	1.03	%(F)	1.11	%(F)
Portfolio turnover rate	39%		39%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 3, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class A
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.23	$10.19	$10.37	$10.45	$10.51
Investment operations:
Net investment income (loss) (A)	0.19	0.20	(B)	0.20	0.21	0.25
Net realized and unrealized gain (loss)	0.01	0.06	(0.15)	0.00	(C)	0.01
Total investment operations	0.20	0.26	0.05	0.21	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.20)	(0.21)	(0.23)	(0.27)
Net realized gains	—	—	(0.02)	(0.06)	(0.05)
Return of capital	—	(0.02)	—	—	—
Total dividends and/or distributions to shareholders	(0.21)	(0.22)	(0.23)	(0.29)	(0.32)
Net asset value, end of year	$10.22	$10.23	$10.19	$10.37	$10.45
Total return (D)	1.90%	2.60%	0.53%	1.97%	2.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$940,515	$934,615	$976,715	$1,012,764	$953,044
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.85%	0.84%	0.86%	0.88%
Including waiver and/or reimbursement and recapture	0.84%	0.84	%(B)	0.84%	0.84%	0.83%
Net investment income (loss) to average net assets	1.84%	1.95	%(B)	1.94%	2.05%	2.38%
Portfolio turnover rate	52%	45%	66%	52%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.21	$10.17		$10.35	$10.43	$10.49
Investment operations:
Net investment income (loss) (A)	0.11	0.12	(B)	0.12	0.14	0.17
Net realized and unrealized gain (loss)	0.01	0.06		(0.14)	(0.01)	0.01
Total investment operations	0.12	0.18		(0.02)	0.13	0.18
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)		(0.14)	(0.15)	(0.19)
Net realized gains	—	—		(0.02)	(0.06)	(0.05)
Return of capital	—	(0.02)		—	—	—
Total dividends and/or distributions to shareholders	(0.13)	(0.14)		(0.16)	(0.21)	(0.24)
Net asset value, end of year	$10.20	$10.21		$10.17	$10.35	$10.43
Total return (C)	1.12%	1.82%		(0.23)%	1.20%	1.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$517,918	$621,425		$721,293	$847,407	$867,319
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.61%	1.61%		1.60%	1.59%	1.60%
Including waiver and/or reimbursement and recapture	1.61%	1.60	%(B)	1.60%	1.59%	1.60%
Net investment income (loss) to average net assets	1.07%	1.18	%(B)	1.19%	1.30%	1.63%
Portfolio turnover rate	52%	45%		66%	52%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.05	$10.01		$10.19	$10.27	$10.33
Investment operations:
Net investment income (loss) (A)	0.20	0.21	(B)	0.22	0.23	0.26
Net realized and unrealized gain (loss)	0.02	0.07		(0.15)	(0.01)	0.01
Total investment operations	0.22	0.28		0.07	0.22	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.21)		(0.23)	(0.24)	(0.28)
Net realized gains	—	—		(0.02)	(0.06)	(0.05)
Return of capital	—	(0.03)		—	—	—
Total dividends and/or distributions to shareholders	(0.22)	(0.24)		(0.25)	(0.30)	(0.33)
Net asset value, end of year	$10.05	$10.05		$10.01	$10.19	$10.27
Total return	2.21%	2.82%		0.71%	2.18%	2.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,312,220	$979,858		$822,063	$804,004	$485,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.64%		0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.64%	0.63	%(B)	0.63%	0.63%	0.63%
Net investment income (loss) to average net assets	2.04%	2.15	%(B)	2.15%	2.25%	2.58%
Portfolio turnover rate	52%	45%		66%	52%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.04	$10.01		$10.18	$10.27	$10.32
Investment operations:
Net investment income (loss) (A)	0.22	0.22	(B)	0.23	0.24	0.28
Net realized and unrealized gain (loss)	0.01	0.06		(0.14)	(0.02)	0.01
Total investment operations	0.23	0.28		0.09	0.22	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.22)		(0.24)	(0.25)	(0.29)
Net realized gains	—	—		(0.02)	(0.06)	(0.05)
Return of capital	—	(0.03)		—	—	—
Total dividends and/or distributions to shareholders	(0.23)	(0.25)		(0.26)	(0.31)	(0.34)
Net asset value, end of year	$10.04	$10.04		$10.01	$10.18	$10.27
Total return	2.31%	2.81%		0.91%	2.18%	2.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$427,397	$282,016		$1,223,002	$1,400,475	$1,561,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%		0.53%	0.53%	0.53%
Including waiver and/or reimbursement and recapture	0.54%	0.54	%(B)	0.53%	0.53%	0.53%
Net investment income (loss) to average net assets	2.15%	2.21	%(B)	2.25%	2.37%	2.71%
Portfolio turnover rate	52%	45%		66%	52%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.04	$10.01		$10.12
Investment operations:
Net investment income (loss) (B)	0.21	0.23	(C)	0.09
Net realized and unrealized gain (loss)	0.01	0.05		(0.10)
Total investment operations	0.22	0.28		(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.22)		(0.10)
Return of capital	—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.23)	(0.25)		(0.10)
Net asset value, end of period/year	$10.03	$10.04		$10.01
Total return	2.21%	2.82%		(0.09	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,412	$372		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%		0.53	%(E)
Including waiver and/or reimbursement and recapture	0.54%	0.52	%(C)	0.53	%(E)
Net investment income (loss) to average net assets	2.14%	2.26	%(C)	2.22	%(E)
Portfolio turnover rate	52%	45%		66	%(D)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Short-Term Bond
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$10.19		$9.98
Investment operations:
Net investment income (loss) (C)	0.12		0.17
Net realized and unrealized gain (loss)	0.04		0.08
Total investment operations	0.16		0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.18)
Net asset value, end of period	$10.22		$10.05
Total return	1.55	%(D)(E)	2.55	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10		$41
Expenses to average net assets	0.79	%(F)	0.74	%(F)
Net investment income (loss) to average net assets	1.83	%(F)	1.94	%(F)
Portfolio turnover rate	52%		52%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
	Class A		Class C		Class I		Class I2		Class I3		Class R
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$11.36		$11.24		$11.40		$11.40		$11.40		$11.40
Investment operations:
Net investment income (loss) (B)	0.02		(0.04)		0.04		0.05		0.05		0.01
Net realized and unrealized gain (loss)	0.34		0.34		0.34		0.34		0.35		0.34
Total investment operations	0.36		0.30		0.38		0.39		0.40		0.35
Net asset value, end of period	$11.72		$11.54		$11.78		$11.79		$11.80		$11.75
Total return	3.17	%(C)(D)	2.67	%(D)(E)	3.33	%(D)	3.42	%(D)	3.51	%(D)	3.07	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,490		$638		$1,689		$29,564		$153,587		$53,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.35	%(F)	2.07	%(F)	0.99	%(F)	0.85	%(F)	0.98	%(F)	1.48	%(F)
Including waiver and/or reimbursement and recapture	1.30	%(F)	2.05	%(F)	1.05	%(F)	0.93	%(F)	0.85	%(F)	1.48	%(F)
Net investment income (loss) to average net assets	0.22	%(F)	(0.49	)%(F)	0.48	%(F)	0.63	%(F)	0.70	%(F)	0.08	%(F)
Portfolio turnover rate	53	%(D)	53	%(D)	53	%(D)	53	%(D)	53	%(D)	53	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Core (A) (B)
	Class R4
	October 31, 2017 (C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.53		$9.45		$10.57	$10.25	$7.73	$6.79
Investment operations:
Net investment income (loss) (D)	0.04		0.08		0.08	0.08	0.04	0.06
Net realized and unrealized gain (loss)	0.22		2.08		(1.11)	0.32	2.52	0.94
Total investment operations	0.26		2.16		(1.03)	0.40	2.56	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.08)		(0.09)	(0.08)	(0.04)	(0.06)
Net asset value, end of period/year	$11.78		$11.53		$9.45	$10.57	$10.25	$7.73
Total return	2.27	%(E)	23.08%		(9.72)%	3.94%	33.23%	14.84%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,970		$14,540		$12,719	$27,550	$30,567	$32,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30	%(F)	1.50%		1.32%	1.28%	1.27%	1.31%
Including waiver and/or reimbursement and recapture	1.11	%(F)(G)	1.07	%(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.34	%(F)	0.80%		0.82%	0.78%	0.46%	0.85%
Portfolio turnover rate	53	%(E)	122%		132%	148%	195%	59%

(A)	Transamerica Partners Institutional Small Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Small Core, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective March 10, 2017, the Fund underwent a 1.44-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 - October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Core
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$11.58		$11.43
Investment operations:
Net investment income (loss) (C)	0.02		0.03
Net realized and unrealized gain (loss)	0.12		0.34
Total investment operations	0.14		0.37
Net asset value, end of period	$11.72		$11.80
Total return	1.21	%(D)(E)	3.24	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10		$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23	%(F)	1.09	%(F)
Including waiver and/or reimbursement and recapture	1.23	%(F)	1.05	%(F)
Net investment income (loss) to average net assets	0.25	%(F)	0.49	%(F)
Portfolio turnover rate	53	%(E)	53	%(E)

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on March 10, 2017.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.15		$12.82		$12.87	$12.37	$9.38
Investment operations:
Net investment income (loss) (A)	(0.06)		(0.10	)(B)	(0.03)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	2.42		0.49		1.03	0.61	3.07
Total investment operations	2.36		0.39		1.00	0.50	2.99
Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—	(0.00	)(C)
Net realized gains	(7.62)		(1.06)		(1.05)	—	—
Total dividends and/or distributions to shareholders	(7.62)		(1.06)		(1.05)	—	(0.00	)(C)
Net asset value, end of year	$6.89		$12.15		$12.82	$12.87	$12.37
Total return (D)	26.31%		3.42%		8.27%	4.04%	31.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,520		$8,835		$2,882	$862	$591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.51%		1.36%		1.30%	1.35%	1.29%
Including waiver and/or reimbursement and recapture	1.41	%(E)	1.35	%(B)	1.30%	1.35%	1.29%
Net investment income (loss) to average net assets	(0.92)%		(0.82	)%(B)	(0.26)%	(0.87)%	(0.70)%
Portfolio turnover rate	80%		43%		60%	73%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$11.77		$12.55		$12.70	$12.28	$9.37
Investment operations:
Net investment income (loss) (A)	(0.10)		(0.18	)(B)	(0.15)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	2.30		0.46		1.05	0.61	3.05
Total investment operations	2.20		0.28		0.90	0.42	2.91
Dividends and/or distributions to shareholders:
Net realized gains	(7.62)		(1.06)		(1.05)	—	—
Net asset value, end of year	$6.35		$11.77		$12.55	$12.70	$12.28
Total return (C)	25.22%		2.56%		7.54%	3.42%	31.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,588		$1,369		$1,380	$628	$404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.23%		2.10%		2.02%	1.99%	1.95%
Including waiver and/or reimbursement and recapture	2.16	%(D)	2.09	%(B)	2.02%	1.99%	1.95%
Net investment income (loss) to average net assets	(1.69)%		(1.54	)%(B)	(1.20)%	(1.51)%	(1.32)%
Portfolio turnover rate	80%		43%		60%	73%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$12.30		$12.94		$12.94	$12.39	$9.39
Investment operations:
Net investment income (loss) (A)	(0.05)		(0.06	)(B)	(0.06)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	2.46		0.48		1.11	0.62	3.05
Total investment operations	2.41		0.42		1.05	0.55	3.01
Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—	(0.01)
Net realized gains	(7.62)		(1.06)		(1.05)	—	—
Net asset value, end of year	$7.09		$12.30		$12.94	$12.94	$12.39
Total return	26.40%		3.64%		8.63%	4.44%	32.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,564		$2,042		$2,540	$510	$490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%		1.03%		1.00%	1.03%	1.02%
Including waiver and/or reimbursement and recapture	1.16	%(C)	1.03	%(B)	1.00%	1.03%	1.04%
Net investment income (loss) to average net assets	(0.69)%		(0.48	)%(B)	(0.44)%	(0.54)%	(0.41)%
Portfolio turnover rate	80%		43%		60%	73%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$12.36	$12.99		$12.97	$12.41		$9.39
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.04	)(B)	0.01	(0.05)		(0.04)
Net realized and unrealized gain (loss)	2.48	0.47		1.06	0.61		3.07
Total investment operations	2.44	0.43		1.07	0.56		3.03
Dividends and/or distributions to shareholders:
Net investment income	—	—		—	(0.00	)(C)	(0.01)
Net realized gains	(7.62)	(1.06)		(1.05)	—		—
Total dividends and/or distributions to shareholders	(7.62)	(1.06)		(1.05)	(0.00	)(C)	(0.01)
Net asset value, end of year	$7.18	$12.36		$12.99	$12.97		$12.41
Total return	26.63%	3.71%		8.78%	4.51%		32.32%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,690	$53,790		$539,006	$528,891		$562,770
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	0.92%		0.89%	0.89%		0.90%
Including waiver and/or reimbursement and recapture	1.09%	0.91	%(B)	0.89%	0.89%		0.91%
Net investment income (loss) to average net assets	(0.57)%	(0.32	)%(B)	0.07%	(0.41)%		(0.33)%
Portfolio turnover rate	80%	43%		60%	73%		74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Small Cap Growth
	Class I3		Class R		Class R4
	October 31, 2017 (A)		October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of year	$6.44		$6.44		$6.44
Investment operations:
Net investment income (loss) (B)	(0.02)		(0.05)		(0.03)
Net realized and unrealized gain (loss)	0.77		0.77		0.77
Total investment operations	0.75		0.72		0.74
Net asset value, end of period	$7.19		$7.16		$7.18
Total return	11.65	%(C)	11.18	%(C)	11.49	%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$34,587		$17,479		$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07	%(D)	1.57	%(D)	1.32	%(D)
Including waiver and/or reimbursement and recapture	0.90	%(D)	1.55	%(D)	1.15	%(D)
Net investment income (loss) to average net assets	(0.47	)%(D)	(1.17	)%(D)	(0.77	)%(D)
Portfolio turnover rate	80%		80%		80%

(A)	Commenced operations on March 10, 2017
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$12.36	$12.65
Investment operations:
Net investment income (loss) (B)	(0.04)	(0.01	)(C)
Net realized and unrealized gain (loss)	2.48	(0.28	)(D)
Total investment operations	2.44	(0.29)
Dividends and/or distributions to shareholders:
Net realized gains	(7.62)	—
Net asset value, end of period/year	$7.18	$12.36
Total return	26.63%	(2.29	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$62	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	0.97	%(F)
Including waiver and/or reimbursement and recapture	1.09%	0.95	%(C)(F)
Net investment income (loss) to average net assets	(0.58)%	(0.37	)%(C)(F)
Portfolio turnover rate	80%	43%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Small Cap Growth
	Class T1		Advisor Class
	October 31, 2017(A)		October 31, 2017(B)
Net asset value, beginning of period	$6.31		$13.84
Investment operations:
Net investment income (loss) (C)	(0.04)		(0.04)
Net realized and unrealized gain (loss)	0.62		0.92
Total investment operations	0.58		0.88
Dividends and/or distributions to shareholders:
Net realized gains	—		(7.62)
Net asset value, end of period	$6.89		$7.10
Total return	9.19	%(D)(E)	12.50	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.32	%(F)	1.28	%(F)
Including waiver and/or reimbursement and recapture	1.32	%(F)	1.16	%(F)(G)
Net investment income (loss) to average net assets	(0.96	)%(F)	(0.71	)%(F)
Portfolio turnover rate	80	%(D)	80	%(D)

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
	Class A		Class C		Class I		Class I2		Class I3		Class R
	October 31, 2017(A)		October 31, 2017(A)		October 31, 2017(A)		October 31, 2017(A)		October 31, 2017(A)		October 31, 2017(A)
Net asset value, beginning of period	$11.07		$11.03		$11.14		$11.15		$11.15		$11.15
Investment operations:
Net investment income (loss) (B)	0.01		(0.03)		0.00	(C)	0.03		0.05		0.00	(C)
Net realized and unrealized gain (loss)	0.86		0.85		0.89		0.86		0.85		0.86
Total investment operations	0.87		0.82		0.89		0.89		0.90		0.86
Net asset value, end of period	$11.94		$11.85		$12.03		$12.04		$12.05		$12.01
Total return	7.76	%(D)(E)	7.34	%(D)(F)	7.89	%(D)	7.89	%(D)	8.07	%(D)	7.71	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$2,757		$891		$2,521		$255,161		$35,000		$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49	%(G)	2.05	%(G)	1.05	%(G)	0.93	%(G)	0.94	%(G)	1.43	%(G)
Including waiver and/or reimbursement and recapture	1.30	%(G)	2.05	%(G)	1.05	%(G)	0.93	%(G)	0.85	%(G)	1.43	%(G)
Net investment income (loss) to average net assets	0.19	%(G)	(0.56	)%(G)	0.01	%(G)	0.55	%(G)	0.82	%(G)	0.01	%(G)
Portfolio turnover rate	35	%(D)	35	%(D)	35	%(D)	35	%(D)	35	%(D)	35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value (A) (B)
	Class R4
	October 31, 2017(C)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25		$9.52		$10.23	$9.62	$7.24	$6.31
Investment operations:
Net investment income (loss) (D)	0.01		0.06		0.07	0.07	0.03	0.08
Net realized and unrealized gain (loss)	0.76		1.75		(0.72)	0.61	2.42	0.91
Total investment operations	0.77		1.81		(0.65)	0.68	2.45	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.08)		(0.06)	(0.07)	(0.07)	(0.06)
Net asset value, end of period/year	$12.01		$11.25		$9.52	$10.23	$9.62	$7.24
Total return	6.85	%(E)	19.24%		(6.33)%	7.08%	33.88%	15.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$345		$7,065		$6,709	$8,537	$11,948	$13,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06	%(F)	1.72%		1.73%	1.67%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.17	%(F)(G)	1.11	%(G)(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.06	%(F)	0.67%		0.73%	0.73%	0.31%	1.22%
Portfolio turnover rate	35	%(E)	89%		133%	18%	16%	15%

(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(H)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period indicated:	Transamerica Small Cap Value
	Class R6		Class T1		Advisor Class
	October 31, 2017(A)		October 31, 2017(A)		October 31, 2017(A)
Net asset value, beginning of period	$11.20		$11.07		$11.22
Investment operations:
Net investment income (loss)(B)	0.00	(C)	0.02		0.03
Net realized and unrealized gain (loss)	0.90		0.86		0.87
Total investment operations	0.90		0.88		0.90
Net asset value, end of period	$12.10		$11.95		$12.12
Total return	7.93	%(D)	7.75	%(D)(E)	7.93	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$61		$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93	%(F)	1.16	%(F)	1.12	%(F)
Including waiver and/or reimbursement and recapture	0.93	%(F)	1.16	%(F)	1.05	%(F)
Net investment income (loss) to average net assets	0.55	%(F)	0.31	%(F)	0.43	%(F)
Portfolio turnover rate	35	%(D)	35	%(D)	35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.09	$26.18		$28.88	$29.05	$21.86
Investment operations:
Net investment income (loss) (A)	0.03	0.24	(B)	0.05	0.07	0.11
Net realized and unrealized gain (loss)	5.92	0.87		0.04	2.18	7.18
Total investment operations	5.95	1.11		0.09	2.25	7.29
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.03)		(0.03)	(0.10)	(0.10)
Net realized gains	(1.36)	(2.17)		(2.76)	(2.32)	—
Total dividends and/or distributions to shareholders	(1.58)	(2.20)		(2.79)	(2.42)	(0.10)
Net asset value, end of year	$29.46	$25.09		$26.18	$28.88	$29.05
Total return (C)	24.23%	4.69%		0.17%	8.13%	33.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$362,890	$338,577		$400,506	$473,644	$519,376
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.34%		1.31%	1.30%	1.38%
Including waiver and/or reimbursement and recapture	1.28%	1.33	%(B)	1.31%	1.30%	1.38%
Net investment income (loss) to average net assets	0.09%	0.99	%(B)	0.20%	0.24%	0.44%
Portfolio turnover rate	104%	74%		68%	96%	97%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$22.64	$23.98		$26.83	$27.23	$20.55
Investment operations:
Net investment income (loss) (A)	(0.16)	0.03	(B)	(0.12)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	5.33	0.80		0.03	2.04	6.73
Total investment operations	5.17	0.83		(0.09)	1.92	6.68
Dividends and/or distributions to shareholders:
Net realized gains	(1.36)	(2.17)		(2.76)	(2.32)	—
Net asset value, end of year	$26.45	$22.64		$23.98	$26.83	$27.23
Total return (C)	23.29%	3.90%		(0.56)%	7.38%	32.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,617	$9,174		$18,644	$27,010	$32,286
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.04%	2.09%		2.02%	2.01%	2.08%
Including waiver and/or reimbursement and recapture	2.04%	2.08	%(B)	2.02%	2.01%	2.08%
Net investment income (loss) to average net assets	(0.64)%	0.16	%(B)	(0.49)%	(0.47)%	(0.22)%
Portfolio turnover rate	104%	74%		68%	96%	97%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013
Net asset value, beginning of year	$22.37	$23.70		$26.54	$26.95		$20.33
Investment operations:
Net investment income (loss) (A)	(0.15)	0.07	(B)	(0.12)	(0.12)		(0.05)
Net realized and unrealized gain (loss)	5.28	0.77		0.04	2.03		6.67
Total investment operations	5.13	0.84		(0.08)	1.91		6.62
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	—		—	(0.00	)(C)	—
Net realized gains	(1.36)	(2.17)		(2.76)	(2.32)		—
Total dividends and/or distributions to shareholders	(1.43)	(2.17)		(2.76)	(2.32)		—
Net asset value, end of year	$26.07	$22.37		$23.70	$26.54		$26.95
Total return (D)	23.43%	3.99%		(0.53)%	7.42%		32.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$241,737	$237,404		$278,388	$314,999		$288,038
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.95%	2.02%		1.98%	1.97%		2.03%
Including waiver and/or reimbursement and recapture	1.95%	2.01	%(B)	1.98%	1.97%		2.03%
Net investment income (loss) to average net assets	(0.59)%	0.31	%(B)	(0.47)%	(0.44)%		(0.20)%
Portfolio turnover rate	104%	74%		68%	96%		97%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.84	$26.91		$29.63	$29.74	$22.38
Investment operations:
Net investment income (loss) (A)	0.10	0.34	(B)	0.16	0.17	0.22
Net realized and unrealized gain (loss)	6.14	0.89		0.03	2.24	7.34
Total investment operations	6.24	1.23		0.19	2.41	7.56
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.13)		(0.15)	(0.20)	(0.20)
Net realized gains	(1.36)	(2.17)		(2.76)	(2.32)	—
Total dividends and/or distributions to shareholders	(1.68)	(2.30)		(2.91)	(2.52)	(0.20)
Net asset value, end of year	$30.40	$25.84		$26.91	$29.63	$29.74
Total return	24.68%	5.06%		0.51%	8.51%	34.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$242,460	$158,538		$188,583	$235,418	$180,096
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.98%		0.95%	0.96%	0.98%
Including waiver and/or reimbursement and recapture	0.94%	0.97	%(B)	0.95%	0.96%	0.98%
Net investment income (loss) to average net assets	0.35%	1.35	%(B)	0.57%	0.57%	0.84%
Portfolio turnover rate	104%	74%		68%	96%	97%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$25.88	$26.95		$29.68	$29.78	$22.41
Investment operations:
Net investment income (loss) (A)	0.15	0.36	(B)	0.18	0.20	0.25
Net realized and unrealized gain (loss)	6.12	0.90		0.03	2.25	7.34
Total investment operations	6.27	1.26		0.21	2.45	7.59
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.16)		(0.18)	(0.23)	(0.22)
Net realized gains	(1.36)	(2.17)		(2.76)	(2.32)	—
Total dividends and/or distributions to shareholders	(1.70)	(2.33)		(2.94)	(2.55)	(0.22)
Net asset value, end of year	$30.45	$25.88		$26.95	$29.68	$29.78
Total return	24.80%	5.18%		0.57%	8.63%	34.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,628	$18,082		$19,012	$22,282	$21,692
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.88%		0.86%	0.85%	0.87%
Including waiver and/or reimbursement and recapture	0.84%	0.87	%(B)	0.86%	0.85%	0.87%
Net investment income (loss) to average net assets	0.51%	1.46	%(B)	0.66%	0.68%	0.96%
Portfolio turnover rate	104%	74%		68%	96%	97%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$25.97	$26.95		$28.36
Investment operations:
Net investment income (loss) (B)	0.10	0.44	(C)	0.05
Net realized and unrealized gain (loss)	6.19	0.82		(1.46	)(D)
Total investment operations	6.29	1.26		(1.41)
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.07)		—
Net realized gains	(1.36)	(2.17)		—
Total dividends and/or distributions to shareholders	(1.70)	(2.24)		—
Net asset value, end of period/year	$30.56	$25.97		$26.95
Total return	24.79%	5.18%		(4.97	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,961	$941		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.88%		0.86	%(F)
Including waiver and/or reimbursement and recapture	0.84%	0.86	%(C)	0.86	%(F)
Net investment income (loss) to average net assets	0.33%	1.72	%(C)	0.43	%(F)
Portfolio turnover rate	104%	74%		68%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Small/Mid Cap Value
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$28.14		$29.53
Investment operations:
Net investment income (loss) (C)	(0.05)		0.05
Net realized and unrealized gain (loss)	1.41		2.49
Total investment operations	1.36		2.54
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)
Net realized gains	—		(1.36)
Total dividends and/or distributions to shareholders	—		(1.37)
Net asset value, end of period	$29.50		$30.70
Total return	4.83	%(D)(E)	9.00	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10		$139
Expenses to average net assets	1.09	%(F)	1.04	%(F)
Net investment income (loss) to average net assets	(0.27	)%(F)	0.18	%(F)
Portfolio turnover rate	104%		104%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class A
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.97		$9.97		$10.30		$10.00
Investment operations:
Net investment income (loss) (B)	0.39		0.35	(C)(D)	0.37	(C)	0.24	(C)
Net realized and unrealized gain (loss)	0.96		0.03		(0.20)		0.26
Total investment operations	1.35		0.38		0.17		0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.34)		(0.39)		(0.20)
Net realized gains	—		(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.36)		(0.38)		(0.50)		(0.20)
Net asset value, end of period/year	$10.96		$9.97		$9.97		$10.30
Total return (E)	13.77%		3.88%		1.60%		4.99	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,733		$2,153		$1,600		$1,200
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.21	%(G)	1.31	%(G)	1.40	%(G)(H)
Including waiver and/or reimbursement and recapture	1.21	%(I)	1.20	%(D)(G)	1.20	%(G)	1.20	%(G)(H)
Net investment income (loss) to average net assets	3.74%		3.60	%(C)(D)	3.67	%(C)	3.43	%(C)(H)
Portfolio turnover rate	79%		51	%(I)	77	%(J)	61	%(F)(J)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class C
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.94	$9.94		$10.29		$10.00
Investment operations:
Net investment income (loss) (B)	0.31	0.28	(C)(D)	0.28	(D)	0.18	(D)
Net realized and unrealized gain (loss)	0.97	0.03		(0.20)		0.26
Total investment operations	1.28	0.31		0.08		0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.27)		(0.32)		(0.15)
Net realized gains	—	(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.30)	(0.31)		(0.43)		(0.15)
Net asset value, end of period/year	$10.92	$9.94		$9.94		$10.29
Total return (E)	12.97%	3.17%		0.78%		4.46	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$43,076	$4,173		$3,024		$1,073
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.94	%(G)	2.01	%(G)	2.14	%(G)(H)
Including waiver and/or reimbursement and recapture	1.94%	1.95	%(C)(G)	1.95	%(G)	1.95	%(G)(H)
Net investment income (loss) to average net assets	2.99%	2.86	%(C)(D)	2.78	%(D)	2.66	%(D)(H)
Portfolio turnover rate	79%	51	%(I)	77	%(I)	61	%(F)(I)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.97		$9.97		$10.31		$10.00
Investment operations:
Net investment income (loss) (B)	0.42		0.38	(C)(D)	0.40	(C)	0.26	(C)
Net realized and unrealized gain (loss)	0.97		0.02		(0.22)		0.26
Total investment operations	1.39		0.40		0.18		0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.36)		(0.41)		(0.21)
Net realized gains	—		(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.39)		(0.40)		(0.52)		(0.21)
Net asset value, end of period/year	$10.97		$9.97		$9.97		$10.31
Total return	14.10%		4.13%		1.77%		5.24	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$71,827		$41,691		$30,300		$13,897
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		1.01	%(F)	1.09	%(F)	1.23	%(F)(G)
Including waiver and/or reimbursement and recapture	0.96	%(H)	0.95	%(D)(F)	0.95	%(F)	0.95	%(F)(G)
Net investment income (loss) to average net assets	4.02%		3.83	%(C)(D)	3.90	%(C)	3.80	%(C)(G)
Portfolio turnover rate	79%		51	%(I)	77	%(I)	61	%(E)(I)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I2
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.62		$9.89		$10.30		$10.00
Investment operations:
Net investment income (loss) (B)	0.40		0.09	(C)(D)	0.42	(C)	0.26	(C)
Net realized and unrealized gain (loss)	0.90		0.04		(0.44)		0.25
Total investment operations	1.30		0.13		(0.02)		0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.36)		(0.28)		(0.21)
Net realized gains	—		(0.04)		(0.11)		—
Total dividends and/or distributions to shareholders	(0.40)		(0.40)		(0.39)		(0.21)
Net asset value, end of period/year	$10.52		$9.62		$9.89		$10.30
Total return	13.70%		1.38%		(0.28)%		5.14	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11		$0	(F)	$0	(F)	$22,618
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%		0.00	%(G)(H)	1.00	%(G)	1.13	%(G)(I)
Including waiver and/or reimbursement and recapture	0.96	%(J)	0.00	%(D)(G)(H)	0.95	%(G)	0.95	%(G)(I)
Net investment income (loss) to average net assets	3.94%		0.96	%(C)(D)	4.02	%(C)	3.82	%(C)(I)
Portfolio turnover rate	79%		51	%(K)	77	%(K)	61	%(E)(K)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Annualized.
(J)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(K)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica Strategic High Income
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$10.59		$10.25
Investment operations:
Net investment income (loss) (C)	0.26		0.38
Net realized and unrealized gain (loss)	0.44		0.72
Total investment operations	0.70		1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.33)
Net asset value, end of period	$11.06		$11.02
Total return	6.66	%(D)(E)	10.85	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$11		$16
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09	%(F)	1.04	%(F)
Including waiver and/or reimbursement and recapture	1.09	%(F)	0.96	%(F)(G)
Net investment income (loss) to average net assets	3.89	%(F)	4.04	%(F)
Portfolio turnover rate	79%		79%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.92	$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.22	0.42	(C)	0.27
Net realized and unrealized gain (loss)	0.38	0.04		(0.18)
Total investment operations	0.60	0.46		0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.37)		(0.26)
Net asset value, end of period/year	$10.23	$9.92		$9.83
Total return	6.07%	4.86%		0.95	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,110	$287		$288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.95%		1.05	%(E)
Including waiver and/or reimbursement and recapture	0.93%	0.95	%(C)(F)	0.95	%(E)
Net investment income (loss) to average net assets	2.18%	4.33	%(C)	3.03	%(E)
Portfolio turnover rate	87%	141%		95	%(D)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.91	$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.27	0.43	(C)	0.27
Net realized and unrealized gain (loss)	0.35	0.03		(0.17)
Total investment operations	0.62	0.46		0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.38)		(0.27)
Net asset value, end of period/year	$10.20	$9.91		$9.83
Total return	6.32%	4.87%		0.99	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$266,887	$219,009		$202,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.84%		0.94	%(E)
Including waiver and/or reimbursement and recapture	0.81%	0.84	%(C)	0.94	%(E)
Net investment income (loss) to average net assets	2.70%	4.40	%(C)	3.04	%(E)
Portfolio turnover rate	87%	141%		95	%(D)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Unconstrained Bond
	Advisor Class
	October 31, 2017 (A)
Net asset value, beginning of period	$9.84
Investment operations:
Net investment income (loss) (B)	0.25
Net realized and unrealized gain (loss)	0.39
Total investment operations	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.25)
Net asset value, end of period	$10.23
Total return	6.49	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(D)
Including waiver and/or reimbursement and recapture	0.95	%(D)
Net investment income (loss) to average net assets	2.83	%(D)
Portfolio turnover rate	87%

(A)	Commenced operations on December 16, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica US Growth
Class A
October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.87	$17.45	$19.22	$16.95	$13.41
Investment operations:
Net investment income (loss) (A)	0.01	0.00	(B)(C)	0.00	(C)	0.02	0.07
Net realized and unrealized gain (loss)	4.25	(0.17)	1.95	2.38	3.50
Total investment operations	4.26	(0.17)	1.95	2.40	3.57
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00	)(C)	(0.02)	(0.13)	(0.03)
Net realized gains	(0.37)	(0.41)	(3.70)	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.41)	(3.72)	(0.13)	(0.03)
Net asset value, end of year	$20.75	$16.87	$17.45	$19.22	$16.95
Total return (D)	25.76%	(0.95)%	11.59%	14.25%	26.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$500,587	$432,130	$470,702	$459,677	$447,645
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.20%	1.19%	1.27%	1.36%
Including waiver and/or reimbursement and recapture	1.18%	1.18	%(B)	1.19%	1.27%	1.36%
Net investment income (loss) to average net assets	0.07%	0.03	%(B)	0.01%	0.13%	0.49%
Portfolio turnover rate	35%	34%	38%	111%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class B
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.16	$16.89		$18.85	$16.64	$13.25
Investment operations:
Net investment income (loss) (A)	(0.16)	(0.15	)(B)	(0.15)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	4.05	(0.17)		1.89	2.34	3.44
Total investment operations	3.89	(0.32)		1.74	2.21	3.39
Dividends and/or distributions to shareholders:
Net realized gains	(0.37)	(0.41)		(3.70)	—	—
Net asset value, end of year	$19.68	$16.16		$16.89	$18.85	$16.64
Total return (C)	24.55%	(1.89)%		10.52%	13.28%	25.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,437	$7,520		$11,324	$16,421	$19,658
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.21%	2.17%		2.09%	2.11%	2.17%
Including waiver and/or reimbursement and recapture	2.17%	2.15	%(B)	2.12%	2.17%	2.17%
Net investment income (loss) to average net assets	(0.91)%	(0.94	)%(B)	(0.90)%	(0.76)%	(0.31)%
Portfolio turnover rate	35%	34%		38%	111%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$16.18		$16.89		$18.82	$16.61	$13.22
Investment operations:
Net investment income (loss) (A)	(0.13)		(0.12	)(B)	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	4.07		(0.18)		1.90	2.34	3.44
Total investment operations	3.94		(0.30)		1.77	2.22	3.39
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—		—	(0.01)	—
Net realized gains	(0.37)		(0.41)		(3.70)	—	—
Net asset value, end of year	$19.75		$16.18		$16.89	$18.82	$16.61
Total return (D)	24.84%		(1.77)%		10.72%	13.37%	25.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,087		$44,877		$53,482	$49,041	$47,397
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97%		1.99%		1.98%	2.05%	2.14%
Including waiver and/or reimbursement and recapture	1.97%		1.97	%(B)	1.98%	2.05%	2.16%
Net investment income (loss) to average net assets	(0.72)%		(0.76	)%(B)	(0.78)%	(0.65)%	(0.32)%
Portfolio turnover rate	35%		34%		38%	111%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$17.15	$17.74		$19.49	$17.19	$13.60
Investment operations:
Net investment income (loss) (A)	0.07	0.06	(B)	0.06	0.09	0.15
Net realized and unrealized gain (loss)	4.33	(0.18)		1.98	2.41	3.54
Total investment operations	4.40	(0.12)		2.04	2.50	3.69
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.06)		(0.09)	(0.20)	(0.10)
Net realized gains	(0.37)	(0.41)		(3.70)	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.47)		(3.79)	(0.20)	(0.10)
Net asset value, end of year	$21.11	$17.15		$17.74	$19.49	$17.19
Total return	26.21%	(0.67)%		11.96%	14.67%	27.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$183,788	$160,628		$182,714	$212,866	$249,718
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.87%		0.86%	0.90%	0.91%
Including waiver and/or reimbursement and recapture	0.88%	0.85	%(B)	0.86%	0.90%	0.91%
Net investment income (loss) to average net assets	0.37%	0.35	%(B)	0.34%	0.51%	0.97%
Portfolio turnover rate	35%	34%		38%	111%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$17.13	$17.72		$19.48	$17.17	$13.59
Investment operations:
Net investment income (loss) (A)	0.09	0.08	(B)	0.08	0.12	0.16
Net realized and unrealized gain (loss)	4.31	(0.18)		1.98	2.42	3.54
Total investment operations	4.40	(0.10)		2.06	2.54	3.70
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.08)		(0.12)	(0.23)	(0.12)
Net realized gains	(0.37)	(0.41)		(3.70)	—	—
Total dividends and/or distributions to shareholders	(0.46)	(0.49)		(3.82)	(0.23)	(0.12)
Net asset value, end of year	$21.07	$17.13		$17.72	$19.48	$17.17
Total return	26.29%	(0.53)%		12.10%	14.91%	27.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$230,952	$258,722		$361,470	$370,161	$555,040
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.74%		0.73%	0.77%	0.79%
Including waiver and/or reimbursement and recapture	0.75%	0.72	%(B)	0.73%	0.77%	0.79%
Net investment income (loss) to average net assets	0.50%	0.48	%(B)	0.47%	0.66%	1.08%
Portfolio turnover rate	35%	34%		38%	111%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class T
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$41.76	$42.47		$41.55	$36.39	$28.69
Investment operations:
Net investment income (loss) (A)	0.20	0.17	(B)	0.16	0.21	0.30
Net realized and unrealized gain (loss)	10.66	(0.43)		4.54	5.14	7.49
Total investment operations	10.86	(0.26)		4.70	5.35	7.79
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)		(0.08)	(0.19)	(0.09)
Net realized gains	(0.37)	(0.41)		(3.70)	—	—
Total dividends and/or distributions to shareholders	(0.42)	(0.45)		(3.78)	(0.19)	(0.09)
Net asset value, end of year	$52.20	$41.76		$42.47	$41.55	$36.39
Total return (C)	26.24%	(0.59)%		12.01%	14.74%	27.16%
Ratios and supplemental data:
Net assets end of year (000’s)	$109,183	$94,877		$105,379	$101,029	$94,866
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%		0.82%	0.87%	0.91%
Including waiver and/or reimbursement and recapture	0.82%	0.80	%(B)	0.82%	0.87%	0.91%
Net investment income (loss) to average net assets	0.43%	0.40	%(B)	0.38%	0.53%	0.93%
Portfolio turnover rate	35%	34%		38%	111%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the period indicated:	Transamerica US Growth
	Class T1		Advisor Class
	October 31, 2017 (A)		October 31, 2017 (B)
Net asset value, beginning of period	$18.38		$17.59
Investment operations:
Net investment income (loss) (C)	0.03		0.04
Net realized and unrealized gain (loss)	2.37		3.91
Total investment operations	2.40		3.95
Dividends and/or distributions to shareholders:
Net realized gains	—		(0.37)
Net asset value, end of period	$20.78		$21.17
Total return	13.06	%(D) (E)	22.92	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$12		$12
Expenses to average net assets	0.98	%(F)	0.93	%(F)
Net investment income (loss) to average net assets	0.23	%(F)	0.26	%(F)
Portfolio turnover rate	35%		35%

(A)	Commenced operations on March 17, 2017.
(B)	Commenced operations on December 16, 2016.
(C)	Calculated based on average number of shares outstanding.
(D)	Total return has been calculated without deduction of the maximum sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS

At October 31, 2017

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Balanced II (“Balanced II”) (A)	I3,R
Transamerica Bond (“Bond”)	I2,R6
Transamerica Capital Growth (“Capital Growth”) (B) (C)	A,B,C,I,I2,T1,Advisor
Transamerica Concentrated Growth (“Concentrated Growth”) (B) (C)	A,C,I,I2,T1,Advisor
Transamerica Dividend Focused (“Dividend Focused”) (B) (C)	A,C,I,I2,R6,T1,Advisor
Transamerica Dynamic Allocation (“Dynamic Allocation”) (C)	A,C,I,T1
Transamerica Dynamic Income (“Dynamic Income”) (C) (D)	A,C,I,T1,Advisor
Transamerica Emerging Markets Debt (“Emerging Markets Debt”) (B) (C)	A,C,I,I2,R6,T1,Advisor
Transamerica Emerging Markets Equity (“Emerging Markets Equity”) (B) (C)	A,C,I,I2,T1,Advisor
Transamerica Event Driven (“Event Driven”) (B) (E)	I,I2,Advisor
Transamerica Flexible Income (“Flexible Income”) (B) (C)	A,B,C,I,I2,R6,T1,Advisor
Transamerica Floating Rate (“Floating Rate”) (C)	A,C,I,I2,T1
Transamerica Global Equity (“Global Equity”) (B) (C)	A,B,C,I,R6,T1,Advisor
Transamerica Government Money Market (“Government Money Market”) (F) (G)	A,B,C,I,I2,I3,R2,R4
Transamerica Growth (“Growth”)	I2,R6
Transamerica High Quality Bond (“‘High Quality Bond”) (H)	I3,R,R4
Transamerica High Yield Bond (“High Yield Bond”) (B) (C) (I)	A,B,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica High Yield Muni (“High Yield Muni”) (C)	A,C,I,I2,T1
Transamerica Inflation Opportunities (“Inflation Opportunities”) (C)	A,C,I,I2,R6,T1
Transamerica Inflation-Protected Securities (“Inflation-Protected Securities”) (H)	I3,R,R4
Transamerica Intermediate Bond (“Intermediate Bond”) (H)	I2,I3,R,R4
Transamerica Intermediate Muni (“Intermediate Muni”) (B) (C)	A,C,I,I2,T1,Advisor
Transamerica International Equity (“International Equity”) (B) (C) (I)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica Large Cap Value (“Large Cap Value”) (B) (C)	A,C,I,I2,R6,T1,Advisor
Transamerica Large Core (“Large Core”) (H)	I3,R,R4
Transamerica Large Growth (“Large Growth”) (H)	I3,R,R4
Transamerica Large Value Opportunities (“Large Value Opportunities”) (H)	I3,R,R4
Transamerica Mid Cap Growth (“Mid Cap Growth”) (C) (H)	A,C,I,I2,I3,R,R4,T1,Advisor
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”) (B) (C) (I)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica MLP & Energy Income (“MLP & Energy Income”) (B) (C)	A,C,I,I2,T1,Advisor
Transamerica Multi-Cap Growth (“Multi-Cap Growth”) (B) (C)	A,B,C,I,I2,T1,Advisor
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”) (C) (D)	A,B,C,I,R6,T1,Advisor
Transamerica Short-Term Bond (“Short-Term Bond”) (B) (C)	A,C,I,I2,R6,T1,Advisor
Transamerica Small Cap Core (“Small Cap Core”) (C) (H)	A,C,I,I2,I3,R,R4,T1,Advisor
Transamerica Small Cap Growth (“Small Cap Growth”) (B) (C) (I)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica Small Cap Value (“Small Cap Value”) (H)	A,C,I,I2,I3,R,R4,R6,T1,Advisor
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”) (B) (C)	A,B,C,I,I2,R6,T1,Advisor
Transamerica Strategic High Income (“Strategic High Income”) (B) (C) (J)	A,C,I,I2,T1,Advisor
Transamerica Unconstrained Bond (“Unconstrained Bond”) (B)	I,I2,Advisor
Transamerica US Growth (“US Growth”) (B) (C)	A,B,C,I,I2,T,T1,Advisor

(A)	The Funds’ Board of Trustees (the “Board”) approved the reorganization of certain series of Transamerica Partners Funds Group and Transamerica Partners Portfolios into a new Fund within the Trust. Target fund investors approved the reorganization and received newly-issued Class R or Class I3 shares of the new Fund, as applicable, in the reorganization. In each reorganization, the applicable Transamerica Partners Fund, a target fund, was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(B)	Advisor Class commenced operations on December 16, 2016.
(C)	Class T1 commenced operations on March 17, 2017.
(D)	Advisor Class commenced operations on March 3, 2017.
(E)	Class I commenced operations on November 11, 2016.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

1. ORGANIZATION (continued)

(F)	The Funds’ Board approved the reorganization of certain series of Transamerica Partners Funds Group, Transamerica Partners Institutional Funds Group and Transamerica Partners Portfolios into an existing Fund within the Trust. Target fund investors approved the reorganizations and received newly-issued Class R2, Class R4 or Class I3 shares of the existing Funds, as applicable, in the reorganization. In each reorganization, the applicable destination fund was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(G)	Class I3 commenced operations on May 19, 2017.
(H)	The Funds’ Board approved the reorganization of certain series of Transamerica Partners Funds Group, Transamerica Partners Institutional Funds Group and Transamerica Partners Portfolios into new and existing Funds within the Trust. Target fund investors approved the reorganizations and received newly-issued Class R, Class R4 or Class I3 shares of the new or existing Funds, as applicable, in the reorganization. In each reorganization, the applicable Transamerica Partners Institutional Fund, a target fund, was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(I)	The Funds’ Board approved the reorganization of certain series of Transamerica Partners Funds Group, Transamerica Partners Institutional Funds Group and Transamerica Partners Portfolios into existing Funds within the Trust. Target fund investors approved the reorganizations and received newly-issued Class R, Class R4 or Class I3 shares of the existing Funds, as applicable, in the reorganization. In each reorganization, the applicable destination fund was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to Financial Statements for more information.
(J)	Transamerica Income and Growth merged into Strategic High Income following the close of business on December 2, 2016.

Emerging Markets Debt, Event Driven, High Yield Muni and MLP & Energy Income are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, sales charges, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

1. ORGANIZATION (continued)

documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

For the Funds impacted by the Transamerica Partners reorganizations where the accounting and performance survivor is not the new or existing Fund within the Trust (“Destination Fund”), security transactions and investment income prior to the reorganization date (“Reorganization Date”) are allocated proportionally on a daily basis from its investment in the corresponding series of the Transamerica Partners Portfolios (“Series Portfolio”). All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Series Portfolio were allocated pro rata among the investors and recorded on a daily basis. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2017, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Capital Growth	$52,090
Concentrated Growth	3,615
Dividend Focused	16,512
Emerging Markets Equity	59,092
Global Equity	2,536
Growth	16,396
International Equity	110,226
International Small Cap Value	15,619
Large Cap Value	55,971
Large Growth	13,662
Mid Cap Value Opportunities	21,318
MLP & Energy Income	13,121
Multi-Cap Growth	2,972
Multi-Managed Balanced	9,760
Small Cap Growth	4,854
Small/Mid Cap Value	32,654
Strategic High Income	2,642
US Growth	2,487

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared for Event Driven using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2017, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SECURITY VALUATION (continued)

Investment companies: Certain investment companies are valued at the NAV of the underlying funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Funds, with the exception of Government Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities,

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SECURITY VALUATION (continued)

broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked-to-market and any unrealized gains and losses are recorded in the Statements of Assets and Liabilities.

Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Floating Rate
Covenant Surgical Partners, Inc., Term Loan	$86,538	$215
DuBois Chemicals, Inc., Delayed Draw Term Loan	156,667	1,402
Recess Holdings, Inc., Delayed Draw Term Loan	357,143	2,001
TGP Holdings III LLC, Term Loan	—	71
TricorBraun Holdings, Inc., 1st Lien Delayed Draw Term Loan	79,545	1,012
USAGM HoldCo LLC, Delayed Draw Term Loan	500,000	3,628
Total	$1,179,893	$8,329

Unconstrained Bond
Engineered Machinery Holding, Inc., 1st Lien Delayed Draw Term Loan	$1,644	$—
ICSH, Inc., Delayed Draw Term Loan	29,770	400
Recess Holdings, Inc., Delayed Draw Term Loan	4,692	27
Total	$36,106	$427

Open secured loan participations and assignments at October 31, 2017, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable within the Statements of Assets and Liabilities.

PIKs held at October 31, 2017, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at October 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. Net income from securities lending within the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at October 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2017, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2017.

Repurchase agreements at October 31, 2017, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Line of credit: For the period November 1, 2016 to February 8, 2017, Event Driven entered into an agreement with Citibank, N.A. to provide a $60 million committed line of credit to the Fund to be utilized for the purpose of purchasing or carrying securities. An upfront facility fee, calculated as 0.25% of the entire commitment amount, was due to Citibank, N.A. on the closing date of the agreement. Interest was charged to the Fund based on its borrowings at a rate per year of 1.20% plus the one-month London Interbank Offered Rate (“LIBOR”). The Fund agreed to pay commitment fees of 0.15% per year on the unused portion of the line of credit during the preceding calendar month. The facility fee is included in Other expenses, and the interest expense and commitment fees are included in Interest within the Statements of Operations. Effective February 8, 2017, the line of credit was closed.

For the period November 1, 2016 to February 8, 2017, the Fund’s average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Event Driven	$14,700,000	100	1.85%

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2017, if any, are included within the Schedule of Investments and are reflected as a liability within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017. Funds not listed in the subsequent table do not have these transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Bond
Securities Lending Transactions
Convertible Bonds	$1,923,540	$—	$—	$—	$1,923,540
Corporate Debt Securities	7,742,753	—	—	—	7,742,753
Common Stocks	495,126	—	—	—	495,126
Total Securities Lending Transactions	$10,161,419	$—	$—	$—	$10,161,419
Total Borrowings	$10,161,419	$—	$—	$—	$10,161,419

Capital Growth
Securities Lending Transactions
Common Stocks	$50,025,465	$—	$—	$—	$50,025,465
Total Borrowings	$50,025,465	$—	$—	$—	$50,025,465

Concentrated Growth
Securities Lending Transactions
Common Stocks	$4,504,849	$—	$—	$—	$4,504,849
Total Borrowings	$4,504,849	$—	$—	$—	$4,504,849

Dynamic Allocation
Securities Lending Transactions
Exchange-Traded Funds	$5,352,247	$—	$—	$—	$5,352,247
Total Borrowings	$5,352,247	$—	$—	$—	$5,352,247

Dynamic Income
Securities Lending Transactions
Exchange-Traded Funds	$66,536,139	$—	$—	$—	$66,536,139
Total Borrowings	$66,536,139	$—	$—	$—	$66,536,139

Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$53,756,741	$—	$—	$—	$53,756,741
Foreign Government Obligations	30,213,811	—	—	—	30,213,811
Common Stocks	92,508	—	—	—	92,508
Total Securities Lending Transactions	$84,063,060	$—	$—	$—	$84,063,060
Total Borrowings	$84,063,060	$—	$—	$—	$84,063,060

Emerging Markets Equity
Securities Lending Transactions
Common Stocks	$1,255,374	$—	$—	$—	$1,255,374
Total Borrowings	$1,255,374	$—	$—	$—	$1,255,374

Event Driven
Securities Lending Transactions
Common Stocks	$914,317	$—	$—	$—	$914,317
Convertible Bonds	1,047,438	—	—	—	1,047,438
Total Securities Lending Transactions	$1,961,755	$—	$—	$—	$1,961,755
Total Borrowings	$1,961,755	$—	$—	$—	$1,961,755

Flexible Income
Securities Lending Transactions
Corporate Debt Securities	$14,613,987	$—	$—	$—	$14,613,987
Total Borrowings	$14,613,987	$—	$—	$—	$14,613,987

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Floating Rate
Securities Lending Transactions
Corporate Debt Securities	$3,677,500	$—	$—	$—	$3,677,500
Total Borrowings	$3,677,500	$—	$—	$—	$3,677,500

Global Equity
Securities Lending Transactions
Common Stocks	$654,759	$—	$—	$—	$654,759
Total Borrowings	$654,759	$—	$—	$—	$654,759

Growth
Securities Lending Transactions
Common Stocks	$1,095,644	$—	$—	$—	$1,095,644
Total Borrowings	$1,095,644	$—	$—	$—	$1,095,644

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$166,224,968	$—	$—	$—	$166,224,968
Total Borrowings	$166,224,968	$—	$—	$—	$166,224,968

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$816,027	$—	$—	$—	$816,027
Total Borrowings	$816,027	$—	$—	$—	$816,027

Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$20,391,044	$—	$—	$—	$20,391,044
Foreign Government Obligations	3,425,081	—	—	—	3,425,081
Total Securities Lending Transactions	$23,816,125	$—	$—	$—	$23,816,125
Total Borrowings	$23,816,125	$—	$—	$—	$23,816,125

International Equity
Securities Lending Transactions
Common Stocks	$51,198,051	$—	$—	$—	$51,198,051
Total Borrowings	$51,198,051	$—	$—	$—	$51,198,051

International Small Cap Value
Securities Lending Transactions
Common Stocks	$29,180,729	$—	$—	$—	$29,180,729
Total Borrowings	$29,180,729	$—	$—	$—	$29,180,729

Large Cap Value
Securities Lending Transactions
Common Stocks	$11,524,004	$—	$—	$—	$11,524,004
Total Borrowings	$11,524,004	$—	$—	$—	$11,524,004

Large Core
Securities Lending Transactions
Common Stocks	$996,640	$—	$—	$—	$996,640
Total Borrowings	$996,640	$—	$—	$—	$996,640

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days		Total
Large Growth
Securities Lending Transactions
Common Stocks	$2,408,398	$—	$—		$—	$2,408,398
Total Borrowings	$2,408,398	$—	$—		$—	$2,408,398

Mid Cap Growth
Securities Lending Transactions
Common Stocks	$5,699,392	$—	$—		$—	$5,699,392
Total Borrowings	$5,699,392	$—	$—		$—	$5,699,392

Mid Cap Value Opportunities
Securities Lending Transactions
Common Stocks	$66,647,502	$—	$—		$—	$66,647,502
Total Borrowings	$66,647,502	$—	$—		$—	$66,647,502

MLP & Energy Income
Securities Lending Transactions
Common Stocks	$562,594	$—	$—		$—	$562,594
Convertible Preferred Stocks	745,199	—	—		—	745,199
Total Securities Lending Transactions	$1,307,793	$—	$—		$—	$1,307,793
Total Borrowings	$1,307,793	$—	$—		$—	$1,307,793

Multi-Cap Growth
Securities Lending Transactions
Common Stocks	$8,383,284	$—	$—		$—	$8,383,284
Total Borrowings	$8,383,284	$—	$—		$—	$8,383,284

Multi-Managed Balanced
Securities Lending Transactions
Common Stocks	$3,320,213	$—	$—		$—	$3,320,213
Preferred Stocks	87,740	—	—		—	87,740
Corporate Debt Securities	4,105,203	—	—		—	4,105,203
Foreign Government Obligations	1,295,139	—	—	—		1,295,139
Total Securities Lending Transactions	$8,808,295	$—	$—		$—	$8,808,295
Total Borrowings	$8,808,295	$—	$—		$—	$8,808,295

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$1,193,785	$—	$—		$—	$1,193,785
Total Borrowings	$1,193,785	$—	$—		$—	$1,193,785

Small Cap Core
Securities Lending Transactions
Common Stocks	$15,278,952	$—	$—		$—	$15,278,952
Total Borrowings	$15,278,952	$—	$—		$—	$15,278,952

Small Cap Growth
Securities Lending Transactions
Common Stocks	$25,107,893	$—	$—		$—	$25,107,893
Total Borrowings	$25,107,893	$—	$—		$—	$25,107,893

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Small Cap Value
Securities Lending Transactions
Common Stocks	$29,958,627	$—	$—	$—	$29,958,627
Total Borrowings	$29,958,627	$—	$—	$—	$29,958,627

Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$55,979,957	$—	$—	$—	$55,979,957
Total Borrowings	$55,979,957	$—	$—	$—	$55,979,957

Strategic High Income
Securities Lending Transactions
Common Stocks	$3,323,225	$—	$—	$—	$3,323,225
Preferred Stocks	189,725	—	—	—	189,725
Corporate Debt Securities	4,272,536	—	—	—	4,272,536
Total Securities Lending Transactions	$7,785,486	$—	$—	$—	$7,785,486
Total Borrowings	$7,785,486	$—	$—	$—	$7,785,486

Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$2,284,723	$—	$—	$—	$2,284,723
Total Borrowings	$2,284,723	$—	$—	$—	$2,284,723

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2017, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of Net realized gain (loss) within the Statements of Operations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at October 31, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statements of Assets and Liabilities.

Open OTC swap agreements at October 31, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds , with the exception of Government Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at October 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2017. Funds not listed in the subsequent tables do not have derivative investments during the year ended October 31, 2017.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$4,190	$—	$—	$4,190
Total	$—	$—	$4,190	$—	$—	$4,190

Capital Growth
Purchased options and swaptions (B) (C)	$—	$217,411	$—	$—	$—	$217,411
Total	$—	$217,411	$—	$—	$—	$217,411

Dynamic Allocation
Purchased options and swaptions (B) (C)	$—	$—	$91,015	$—	$—	$91,015
Total	$—	$—	$91,015	$—	$—	$91,015

Emerging Markets Debt
Unrealized appreciation on forward foreign currency contracts	$—	$47,570	$—	$—	$—	$47,570
Total	$—	$47,570	$—	$—	$—	$47,570

Event Driven
Purchased options and swaptions (B) (C)	$—	$—	$583,390	$—	$—	$583,390
OTC swap agreements, at value	158,030	—	—	—	—	158,030
Net unrealized appreciation on futures contracts (A) (B)	13,095	—	—	—	—	13,095
Unrealized appreciation on forward foreign currency contracts	—	5,202	—	—	—	5,202
Total	$171,125	$5,202	$583,390	$—	$—	$759,717

Inflation Opportunities
Unrealized appreciation on forward foreign currency contracts	$—	$501,154	$—	$—	$—	$501,154
Total	$—	$501,154	$—	$—	$—	$501,154

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (B) (C)	$568,908	$—	$—	$—	$—	$568,908
Centrally cleared swap agreements, at value (B) (D)	402,978	—	—	—	—	402,978
OTC swap agreements, at value	2,596	—	—	—	—	2,596
Net unrealized appreciation on futures contracts (A) (B)	223,599	—	—	—	—	223,599
Unrealized appreciation on forward foreign currency contracts	—	276,676	—	—	—	276,676
Total	$1,198,081	$276,676	$—	$—	$—	$1,474,757

Multi-Managed Balanced
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$45,074	$—	$—	$45,074
Total	$—	$—	$45,074	$—	$—	$45,074

Unconstrained Bond
Net unrealized appreciation on futures contracts (A) (B)	$620,707	$—	$—	$—	$—	$620,707
Total	$620,707	$—	$—	$—	$—	$620,707

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Unrealized depreciation on forward foreign currency contracts	$—	$(380,413)	$—	$—	$—	$(380,413)
Total	$—	$(380,413)	$—	$—	$—	$(380,413)

Event Driven
Unrealized depreciation on forward foreign currency contracts	$—	$(83,901)	$—	$—	$—	$(83,901)
Total	$—	$(83,901)	$—	$—	$—	$(83,901)

Inflation Opportunities
Unrealized depreciation on forward foreign currency contracts	$—	$(60,570)	$—	$—	$—	$(60,570)
Total	$—	$(60,570)	$—	$—	$—	$(60,570)

Inflation-Protected Securities
Written options and swaptions, at value (B)	$(141,466)	$—	$—	$—	$—	$(141,466)
Centrally cleared swap agreements, at value (B) (D)	(229,038)	—	—	—	—	(229,038)
OTC swap agreements, at value	(488)	—	—	—	—	(488)
Net unrealized depreciation on futures contracts (A) (B)	(207,058)	—	—	—	—	(207,058)
Unrealized depreciation on forward foreign currency contracts	—	(38,515)	—	—	—	(38,515)
Total	$(578,050)	$(38,515)	$—	$—	$—	$(616,565)

(A)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Investments, at value on the Statements of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations , categorized by primary market risk exposure as of October 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$8,706	$—	$—	$8,706
Total	$—	$—	$8,706	$—	$—	$8,706

Capital Growth
Purchased options and swaptions (A)	$—	$(873,354)	$—	$—	$—	$(873,354)
Total	$—	$(873,354)	$—	$—	$—	$(873,354)

Dynamic Allocation
Purchased options and swaptions (A)	$—	$—	$(285,062)	$—	$—	$(285,062)
Total	$—	$—	$(285,062)	$—	$—	$(285,062)

Emerging Markets Debt
Forward foreign currency contracts (B)	$—	$4,383,439	$—	$—	$—	$4,383,439
Total	$—	$4,383,439	$—	$—	$—	$4,383,439

Event Driven
Purchased options and swaptions (A)	$—	$—	$(3,824,772)	$—	$—	$(3,824,772)
Written options and swaptions	—	—	111,387	—	—	111,387
Swap agreements	427,474	—	—	(176,551)	—	250,923
Futures contracts	(99,080)	—	—	—	—	(99,080)
Forward foreign currency contracts (B)	—	(234,485)	—	—	—	(234,485)
Total	$328,394	$(234,485)	$(3,713,385)	$(176,551)	$—	(3,796,027)

Inflation Opportunities
Forward foreign currency contracts (B)	$—	$(1,813,672)	$—	$—	$—	$(1,813,672)
Total	$—	$(1,813,672)	$—	$—	$—	$(1,813,672)

Inflation-Protected Securities
Purchased options and swaptions (A)	$7,054	$(21,916)	$—	$—	$—	$(14,862)
Written options and swaptions	(340,278)	26,014	—	—	—	(314,264)
Swap agreements	(181,304)	—	—	—	—	(181,304)
Futures contracts	(289,713)	—	—	—	—	(289,713)
Forward foreign currency contracts (B)	—	(544,354)	—	—	—	(544,354)
Total	$(804,241)	$(540,256)	$—	$—	$—	$(1,344,497)

MLP & Energy Income
Written options and swaptions	$—	$—	$92,964	$—	$—	$92,964
Total	$—	$—	$92,964	$—	$—	$92,964

Multi-Managed Balanced
Futures contracts	$—	$—	$1,730,689	$—	$—	$1,730,689
Total	$—	$—	$1,730,689	$—	$—	$1,730,689

Unconstrained Bond
Futures contracts	$1,244,666	$—	$—	$—	$—	$1,244,666
Total	$1,244,666	$—	$—	$—	$—	$1,244,666

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$4,190	$—	$—	$4,190
Total	$—	$—	$4,190	$—	$—	$4,190

Capital Growth
Purchased options and swaptions (C)	$—	$(396,662)	$—	$—	$—	$(396,662)
Total	$—	$(396,662)	$—	$—	$—	$(396,662)

Dynamic Allocation
Purchased options and swaptions (C)	$—	$—	$(34,827)	$—	$—	$(34,827)
Total	$—	$—	$(34,827)	$—	$—	$(34,827)

Emerging Markets Debt
Forward foreign currency contracts (D)	$—	$(175,426)	$—	$—	$—	$(175,426)
Total	$—	$(175,426)	$—	$—	$—	$(175,426)

Event Driven
Purchased options and swaptions (C)	$—	$—	$106,427	$—	$—	$106,427
Swap agreements	(314,370)	—	—	19,202	—	(295,168)
Futures contracts	13,095	—	—	—	—	13,095
Forward foreign currency contracts (D)	—	(30,941)	—	—	—	(30,941)
Total	$(301,275)	$(30,941)	$106,427	$19,202	$—	$(206,587)

Inflation Opportunities
Forward foreign currency contracts (D)	$—	$318,168	$—	$—	$—	$318,168
Total	$—	$318,168	$—	$—	$—	$318,168

Inflation-Protected Securities
Purchased options and swaptions (C)	$(47,993)	$—	$—	$—	$—	$(47,993)
Written options and swaptions	(14,353)	—	—	—	—	(14,353)
Swap agreements	173,461	—	—	—	—	173,461
Futures contracts	16,541	—	—	—	—	16,541
Forward foreign currency contracts (D)	—	238,161	—	—	—	238,161
Total	$127,656	$238,161	$—	$—	$—	$365,817

Multi-Managed Balanced
Futures contracts	$—	$—	$125,440	$—	$—	$125,440
Total	$—	$—	$125,440	$—	$—	$125,440

Unconstrained Bond
Futures contracts	$7,126	$—	$—	$—	$—	$7,126
Total	$7,126	$—	$—	$—	$—	$7,126

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2017.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Balanced II	$—	$—	$—	$—	$—	27	—	$—	$—	$—
Capital Growth	96,643	—	—	—	—	—	—	—	—	—
Dynamic Allocation	—	119,453	—	—	—	—	—	—	—	—
Emerging Markets Debt	—	—	—	—	—	—	—	36,032,136	31,183,441	1,583,295

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Event Driven	$155,317	$147,663	$(479)	$(3,710)	$7,381,390	—	(5,953,846)	$459,143	$13,942,122	$—
Inflation Opportunities	—	—	—	—	—	—	—	—	24,091,962	—
Inflation-Protected Securities	36,982	414,164	(40,045)	(40,045)	70,517,641	14,700,000	(92,207,143)	604,964	16,562,809	258,757
MLP & Energy Income	—	—	(19,077)	—	—	—	—	—	—	—
Multi-Managed Balanced	—	—	—	—	—	4,223	—	—	—	—
Unconstrained Bond	—	—	—	—	—	—	(46,530,769)	—	—	—

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting proposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Fund, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received at the broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer is made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2017. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions.

Counterparty	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Capital Growth
Royal Bank of Scotland PLC	$217,411	$—	$(217,411)	$—	$—	$—	$—	$—

Total	$217,411	$—	$(217,411)	$—	$—	$—	$—	$—

Emerging Markets Debt
HSBC Bank USA	$—	$—	$—	$—	$15,753	$—	$—	$15,753
Other Derivatives (C)	47,570	—	—	47,570	364,660	—	—	364,660

Total	$47,570	$—	$—	$47,570	$380,413	$—	$—	$380,413

Event Driven
Citibank N.A.	$158,030	$—	$—	$158,030	$—	$—	$—	$—
Other Derivatives (C)	601,687	—	—	601,687	83,901	—	—	83,901

Total	$759,717	$—	$—	$759,717	$83,901	$—	$—	$83,901

Inflation Opportunities
J.P. Morgan Securities LLC	$501,154	$(60,570)	$—	$440,584	$60,570	$(60,570)	$—	$—

Total	$501,154	$(60,570)	$—	$440,584	$60,570	$(60,570)	$—	$—

Inflation-Protected Securities
Australia & New Zealand Banking Group	$135,281	$(2,185)	$—	$133,096	$2,185	$(2,185)	$—	$—
Bank of America, N.A.	—	—	—	—	5,000	—	—	5,000
BNP Paribas	—	—	—	—	90	—	—	90
Deutsche Bank AG	663,881	(156,869)	(440,000)	67,012	156,869	(156,869)	—	—
Goldman Sachs International	1,371	—	—	1,371	—	—	—	—
JPMorgan Chase Bank, N.A.	12,445	—	—	12,445	—	—	—	—
Morgan Stanley Capital Services Inc.	18,204	(244)	—	17,960	244	(244)	—	—
National Australia Bank	—	—	—	—	6,418	—	—	6,418
Royal Bank of Scotland PLC	2,897	—	—	2,897	—	—	—	—
Standard Chartered Bank	14,101	(12)	—	14,089	12	(12)	—	—
UBS AG	—	—	—	—	7,871	—	—	7,871
Other Derivatives (C)	626,577	—	—	626,577	437,876	—	—	437,876

Total	$1,474,757	$(159,310)	$(440,000)	$875,447	$616,565	$(159,310)	$—	$457,255

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectuses, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK FACTORS (continued)

less creditworthy, or the credit quality or value of any underlying assets declines. When the value of fixed-income securities fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so there is a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Government money market fund risk: Government Money Market operates as a “government” money market fund under new federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Fund redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Fund to impose such fees and gates in the future.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Master limited partnership (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on an investment in MLPs. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of investments in such securities may decline if interest rates rise. The value of an investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Mortgage-related and asset-backed security risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK FACTORS (continued)

U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund or portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Municipal security risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, a fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

A fund may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than tax-exempt securities issued by other issuers. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Balanced II, Flexible Income, Floating Rate, Government Money Market, High Yield Bond, Intermediate Bond, Multi-Managed Balanced, and Short-Term Bond.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

As of October 31, 2017, the percentage of each Fund’s net assets owned by affiliated investors are as follows. Funds not listed in the subsequent tables are not owned by affiliated investors.

Bond	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$60,702,787	29.05%
Transamerica Asset Allocation – Moderate Growth Portfolio	48,970,963	23.44
Transamerica Asset Allocation – Moderate Portfolio	75,448,592	36.10
Transamerica Madison Balanced Allocation VP	1,388,152	0.66
Transamerica Madison Conservative Allocation VP	3,627,185	1.74
Total	$190,137,679	90.99%

Capital Growth
Transamerica Asset Allocation – Conservative Portfolio	$18,132,978	2.18%
Transamerica Asset Allocation – Growth Portfolio	68,401,098	8.21
Transamerica Asset Allocation – Moderate Growth Portfolio	85,461,447	10.25
Transamerica Asset Allocation – Moderate Portfolio	43,926,396	5.27
Total	$215,921,919	25.91%

Concentrated Growth
Transamerica Asset Allocation – Conservative Portfolio	$14,904,218	6.60%
Transamerica Asset Allocation – Growth Portfolio	56,177,260	24.86
Transamerica Asset Allocation – Moderate Growth Portfolio	69,172,092	30.61
Transamerica Asset Allocation – Moderate Portfolio	39,759,929	17.60
Total	$180,013,499	79.67%

Dividend Focused
Transamerica Asset Allocation – Conservative Portfolio	$46,096,997	6.60%
Transamerica Asset Allocation – Growth Portfolio	162,304,645	23.22
Transamerica Asset Allocation – Moderate Growth Portfolio	212,605,028	30.42
Transamerica Asset Allocation – Moderate Portfolio	111,416,402	15.94
Transamerica Madison Balanced Allocation VP	6,178,933	0.88
Transamerica Madison Conservative Allocation VP	2,770,666	0.40
Total	$541,372,671	77.46%

Emerging Markets Debt
Transamerica Asset Allocation – Conservative Portfolio	$44,187,158	4.70%
Transamerica Asset Allocation – Moderate Growth Portfolio	78,884,630	8.39
Transamerica Asset Allocation – Moderate Portfolio	72,210,862	7.69
Transamerica Multi-Manager Alternative Strategies Portfolio	11,054,563	1.18
Transamerica Multi-Manager Alternative Strategies VP	129,804	0.01
Total	$206,467,017	21.97%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Emerging Markets Equity	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$10,276,946	4.31%
Transamerica Asset Allocation – Growth Portfolio	60,956,204	25.54
Transamerica Asset Allocation – Moderate Growth Portfolio	86,003,440	36.02
Transamerica Asset Allocation – Moderate Portfolio	44,787,222	18.76
Transamerica Multi-Manager Alternative Strategies Portfolio	2,974,741	1.25
Transamerica Multi-Manager Alternative Strategies VP	37,044	0.02
Total	$205,035,597	85.90%

Event Driven
Transamerica Asset Allocation – Conservative Portfolio	$10,568,601	11.71%
Transamerica Asset Allocation – Growth Portfolio	23,000,389	25.48
Transamerica Asset Allocation – Moderate Growth Portfolio	20,651,584	22.88
Transamerica Asset Allocation – Moderate Portfolio	16,784,029	18.60
Transamerica Multi-Manager Alternative Strategies Portfolio	18,292,366	20.27
Transamerica Multi-Manager Alternative Strategies VP	230,802	0.26
Total	$89,527,771	99.20%

Flexible Income
Transamerica Asset Allocation – Conservative Portfolio	$22,164,253	5.03%
Transamerica Asset Allocation – Moderate Growth Portfolio	36,777,282	8.35
Transamerica Asset Allocation – Moderate Portfolio	52,048,121	11.83
Total	$110,989,656	25.21%

Floating Rate
Transamerica Asset Allocation – Conservative Portfolio	$50,736,574	7.92%
Transamerica Asset Allocation – Conservative VP	7,804,496	1.22
Transamerica Asset Allocation – Moderate Growth Portfolio	68,974,583	10.77
Transamerica Asset Allocation – Moderate Growth VP	180,624,501	28.22
Transamerica Asset Allocation – Moderate Portfolio	72,618,956	11.34
Transamerica Asset Allocation – Moderate VP	112,066,789	17.50
Total	$492,825,899	76.97%

Government Money Market
Transamerica Asset Allocation Intermediate Horizon	$571,541	0.05%
Transamerica Asset Allocation Long Horizon	467,594	0.04
Transamerica Asset Allocation Short Horizon	380,432	0.03
Total	$1,419,567	0.12%

Growth
Transamerica Asset Allocation – Conservative Portfolio	$26,990,433	7.65%
Transamerica Asset Allocation – Growth Portfolio	102,827,273	29.15
Transamerica Asset Allocation – Moderate Growth Portfolio	127,434,359	36.12
Transamerica Asset Allocation – Moderate Portfolio	64,571,748	18.30
Total	$321,823,813	91.22%

High Quality Bond
Transamerica Asset Allocation Intermediate Horizon	$36,828,042	12.18%
Transamerica Asset Allocation Long Horizon	1,288,628	0.43
Transamerica Asset Allocation Short Horizon	31,408,730	10.39
Total	$69,525,400	23.00%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

High Yield Bond	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$441	0.00	%(A)
Transamerica Asset Allocation – Conservative VP	88,685,833	4.40
Transamerica Asset Allocation – Growth VP	28,920,451	1.43
Transamerica Asset Allocation – Moderate Growth VP	278,343,791	13.81
Transamerica Asset Allocation – Moderate Portfolio	1,534	0.00	(A)
Transamerica Asset Allocation – Moderate VP	361,166,255	17.92
Transamerica Asset Allocation Intermediate Horizon	28,241,746	1.40
Transamerica Asset Allocation Long Horizon	5,264,029	0.26
Transamerica Asset Allocation Short Horizon	20,066,772	1.00
Transamerica International Moderate Growth VP	65,791,023	3.26
Transamerica Multi-Manager Alternative Strategies Portfolio	9,824,839	0.49
Transamerica Multi-Manager Alternative Strategies VP	123,843	0.01
Total	$886,430,557	43.98%

Inflation Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$46,617,598	26.85%
Transamerica Asset Allocation – Moderate Growth Portfolio	32,874,879	18.93
Transamerica Asset Allocation – Moderate Portfolio	47,658,649	27.44
Transamerica Multi-Manager Alternative Strategies Portfolio	16,318,435	9.40
Transamerica Multi-Manager Alternative Strategies VP	201,188	0.12
Total	$143,670,749	82.74%

Inflation-Protected Securities
Transamerica Asset Allocation Intermediate Horizon	$51,025,807	28.32%
Transamerica Asset Allocation Long Horizon	8,509,352	4.72
Transamerica Asset Allocation Short Horizon	29,205,256	16.20
Total	$88,740,415	49.24%

Intermediate Bond
Transamerica Asset Allocation – Conservative Portfolio	$96,523,248	3.12%
Transamerica Asset Allocation – Conservative VP	356,149,002	11.53
Transamerica Asset Allocation – Moderate Growth Portfolio	103,800,588	3.36
Transamerica Asset Allocation – Moderate Growth VP	320,175,257	10.36
Transamerica Asset Allocation – Moderate Portfolio	133,955,758	4.33
Transamerica Asset Allocation – Moderate VP	945,407,132	30.59
Transamerica Asset Allocation Intermediate Horizon	110,054,558	3.56
Transamerica Asset Allocation Long Horizon	10,422,277	0.34
Transamerica Asset Allocation Short Horizon	87,073,278	2.82
Transamerica International Moderate Growth VP	51,923,576	1.68
Total	$2,215,484,674	71.69%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

International Equity	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$52,427,764	0.97%
Transamerica Asset Allocation – Conservative VP	86,289,550	1.60
Transamerica Asset Allocation – Growth Portfolio	159,591,565	2.95
Transamerica Asset Allocation – Growth VP	123,136,562	2.28
Transamerica Asset Allocation – Moderate Growth Portfolio	229,508,402	4.25
Transamerica Asset Allocation – Moderate Growth VP	514,574,812	9.51
Transamerica Asset Allocation – Moderate Portfolio	124,871,187	2.31
Transamerica Asset Allocation – Moderate VP	471,026,854	8.71
Transamerica Asset Allocation Intermediate Horizon	47,810,455	0.88
Transamerica Asset Allocation Long Horizon	61,131,357	1.13
Transamerica Asset Allocation Short Horizon	4,317,814	0.08
Transamerica International Moderate Growth VP	199,275,759	3.69
Transamerica Madison Balanced Allocation VP	6,425,675	0.12
Transamerica Madison Conservative Allocation VP	1,987,672	0.04
Total	$2,082,375,428	38.52%

International Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$12,129,053	1.42%
Transamerica Asset Allocation – Conservative VP	20,751,751	2.44
Transamerica Asset Allocation – Growth Portfolio	47,766,890	5.61
Transamerica Asset Allocation – Growth VP	31,699,565	3.72
Transamerica Asset Allocation – Moderate Growth Portfolio	64,017,982	7.51
Transamerica Asset Allocation – Moderate Growth VP	131,694,781	15.46
Transamerica Asset Allocation – Moderate Portfolio	32,465,268	3.81
Transamerica Asset Allocation – Moderate VP	121,079,115	14.21
Transamerica International Moderate Growth VP	53,533,983	6.28
Total	$515,138,388	60.46%

Large Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$50,154,737	2.17%
Transamerica Asset Allocation – Conservative VP	65,119,595	2.81
Transamerica Asset Allocation – Growth Portfolio	184,554,822	7.97
Transamerica Asset Allocation – Growth VP	160,776,275	6.94
Transamerica Asset Allocation – Moderate Growth Portfolio	237,728,699	10.26
Transamerica Asset Allocation – Moderate Growth VP	498,850,564	21.54
Transamerica Asset Allocation – Moderate Portfolio	122,572,808	5.29
Transamerica Asset Allocation – Moderate VP	513,763,880	22.18
Transamerica International Moderate Growth VP	24,494,379	1.06
Transamerica Madison Balanced Allocation VP	2,126,041	0.09
Transamerica Madison Conservative Allocation VP	352,326	0.02
Total	$1,860,494,126	80.33%

Large Growth
Transamerica Asset Allocation Intermediate Horizon	$62,115,806	7.30%
Transamerica Asset Allocation Long Horizon	59,616,192	7.01
Transamerica Asset Allocation Short Horizon	6,332,354	0.74
Total	$128,064,352	15.05%

Large Value Opportunities
Transamerica Asset Allocation Intermediate Horizon	$57,354,732	8.34%
Transamerica Asset Allocation Long Horizon	52,115,346	7.57
Transamerica Asset Allocation Short Horizon	6,160,653	0.90
Total	$115,630,731	16.81%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Mid Cap Growth	Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$9,729,861	3.86%
Transamerica Asset Allocation – Moderate Growth VP	83,563,036	33.11
Transamerica Asset Allocation – Moderate VP	62,353,503	24.71
Transamerica Asset Allocation Intermediate Horizon	13,458,529	5.33
Transamerica Asset Allocation Long Horizon	14,977,770	5.93
Total	$184,082,699	72.94%

Mid Cap Value Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$4,173,283	0.26%
Transamerica Asset Allocation – Conservative VP	21,250,905	1.30
Transamerica Asset Allocation – Growth Portfolio	25,285,436	1.55
Transamerica Asset Allocation – Growth VP	17,290,005	1.06
Transamerica Asset Allocation – Moderate Growth Portfolio	37,398,837	2.29
Transamerica Asset Allocation – Moderate Growth VP	78,400,112	4.81
Transamerica Asset Allocation – Moderate Portfolio	17,885,945	1.10
Transamerica Asset Allocation – Moderate VP	90,689,927	5.55
Transamerica Asset Allocation Intermediate Horizon	12,156,291	0.75
Transamerica Asset Allocation Long Horizon	13,978,291	0.86
Transamerica Madison Balanced Allocation VP	552,899	0.03
Transamerica Madison Conservative Allocation VP	179,834	0.01
Total	$319,241,765	19.57%

MLP & Energy Income
Transamerica Asset Allocation – Conservative Portfolio	$11,976,658	3.83%
Transamerica Asset Allocation – Growth Portfolio	63,538,694	20.30
Transamerica Asset Allocation – Moderate Growth Portfolio	78,985,158	25.22
Transamerica Asset Allocation – Moderate Portfolio	38,456,375	12.28
Transamerica Multi-Manager Alternative Strategies Portfolio	4,327,108	1.38
Transamerica Multi-Manager Alternative Strategies VP	51,037	0.02
Total	$197,335,030	63.03%

Multi-Cap Growth
Transamerica Asset Allocation – Conservative Portfolio	$12,691,067	4.93%
Transamerica Asset Allocation – Growth Portfolio	33,139,084	12.87
Transamerica Asset Allocation – Moderate Growth Portfolio	56,431,688	21.91
Transamerica Asset Allocation – Moderate Portfolio	30,917,780	12.01
Total	$133,179,619	51.72%

Short-Term Bond
Transamerica Asset Allocation – Conservative Portfolio	$66,345,227	2.07%
Transamerica Asset Allocation – Moderate Growth Portfolio	35,279,476	1.10
Transamerica Asset Allocation – Moderate Portfolio	62,052,334	1.94
Transamerica BlackRock Tactical Allocation VP	219,656,136	6.87
Transamerica Madison Balanced Allocation VP	8,371,866	0.26
Transamerica Madison Conservative Allocation VP	9,596,232	0.30
Total	$401,301,271	12.54%

Small Cap Core
Transamerica Asset Allocation – Conservative Portfolio	$4,837,411	1.93%
Transamerica Asset Allocation – Growth Portfolio	3,402,519	1.36
Transamerica Asset Allocation – Moderate Growth Portfolio	13,374,957	5.33
Transamerica Asset Allocation – Moderate Portfolio	7,951,903	3.17
Transamerica Asset Allocation Short Horizon	3,977,784	1.58
Total	$33,544,574	13.37%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Small Cap Growth	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$2,596,246	1.70%
Transamerica Asset Allocation – Growth Portfolio	17,009,349	11.16
Transamerica Asset Allocation – Moderate Growth Portfolio	12,259,790	8.04
Transamerica Asset Allocation – Moderate Portfolio	7,474,165	4.90
Transamerica Asset Allocation Intermediate Horizon	13,044,643	8.56
Transamerica Asset Allocation Long Horizon	15,172,785	9.95
Total	$67,556,978	44.31%

Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$4,853,236	1.57%
Transamerica Asset Allocation – Growth Portfolio	37,587,472	12.18
Transamerica Asset Allocation – Growth VP	20,638,303	6.69
Transamerica Asset Allocation – Moderate Growth Portfolio	26,893,177	8.72
Transamerica Asset Allocation – Moderate Growth VP	80,277,914	26.02
Transamerica Asset Allocation – Moderate Portfolio	16,205,863	5.25
Transamerica Asset Allocation – Moderate VP	61,418,548	19.90
Transamerica Asset Allocation Intermediate Horizon	13,142,083	4.26
Transamerica Asset Allocation Long Horizon	15,674,015	5.08
Total	$276,690,611	89.67%

Unconstrained Bond
Transamerica Asset Allocation – Conservative VP	$22,302,209	8.29%
Transamerica Asset Allocation – Growth VP	28,749,635	10.69
Transamerica Asset Allocation – Moderate Growth VP	77,258,293	28.72
Transamerica Asset Allocation – Moderate VP	98,135,354	36.48
Transamerica International Moderate Growth VP	10,744,007	3.99
Transamerica Multi-Manager Alternative Strategies Portfolio	29,442,474	10.94
Transamerica Multi-Manager Alternative Strategies VP	368,722	0.14
Total	$267,000,694	99.25%

US Growth
Transamerica Asset Allocation – Conservative Portfolio	$17,551,518	1.63%
Transamerica Asset Allocation – Growth Portfolio	66,673,941	6.18
Transamerica Asset Allocation – Moderate Growth Portfolio	83,505,370	7.74
Transamerica Asset Allocation – Moderate Portfolio	41,778,221	3.88
Total	$209,509,050	19.43%

(A)	Percentage rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Prior to the closing of the Transamerica Partners reorganizations, TAM provided investment advisory services to the applicable series of Transamerica Partners Funds Group, Transamerica Partners Institutional Funds Group and Transamerica Partners Portfolios (“Target Funds”) pursuant to investment advisory agreements. For TAM’s services, each non-asset allocation series of Transamerica Partners Funds Group and Transamerica Partners Institutional Funds Group (“Target Feeder Funds”) was allocated investment advisory fees based on the interest owned in the corresponding Series Portfolio. The investment advisory fees were accrued daily on Average Net Assets (“ANA”) and payable monthly. Each Target Feeder Fund invested all of its assets in a corresponding Series Portfolio, and the fees payable to TAM under the investment advisory agreement were reduced completely by the aggregate advisory fees allocated to the Target Feeder Fund by the corresponding Series Portfolio. For those Funds that were Destination Funds in the Transamerica Partners reorganizations where the accounting and performance survivor is a Target Feeder Fund, the investment advisory fees for the applicable Target Feeder Fund are included in the Statement of Operations within Investment Advisory fees. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund pays a management fee to TAM based on daily ANA at the following rates. For the Funds impacted by the Transamerica Partners reorganizations, please reference the Reorganization section of the Notes to Financial Statements for more information.

Fund	Rate
Balanced II
Fund	0.4800%
Target Fund (accounting and performance survivor)	0.0000
Bond
First $200 million	0.7050%
Over $200 million up to $750 million	0.6550
Over $750 million	0.6050
Capital Growth
First $500 million	0.8300%
Over $500 million	0.7050
Concentrated Growth
First $650 million	0.6800%
Over $650 million up to $1.15 billion	0.6600
Over $1.15 billion	0.6050
Dividend Focused
First $200 million	0.7800%
Over $200 million up to $500 million	0.6800
Over $500 million	0.6300
Dynamic Allocation
First $250 million	0.5800%
Over $250 million up to $500 million	0.5700
Over $500 million up to $1.5 billion	0.5600
Over $1.5 billion up to $2.5 billion	0.5500
Over $2.5 billion	0.5400
Dynamic Income
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $1.5 billion	0.4800
Over $1.5 billion up to $2 billion	0.4700
Over $2 billion up to $2.5 billion	0.4600
Over $2.5 billion	0.4500
Emerging Markets Debt
First $400 million	0.6300%
Over $400 million	0.6100
Emerging Markets Equity
First $250 million	0.9800%
Over $250 million up to $500 million	0.9600
Over $500 million	0.9300
Event Driven
First $50 million	1.2500%
Over $50 million up to $300 million	1.1300
Over $300 million up to $750 million	1.0800
Over $750 million	1.0550
Flexible Income
First $250 million	0.5050%
Over $250 million up to $350 million	0.4550
Over $350 million	0.4300
Floating Rate
First $1 billion	0.6400%
Over $1 billion up to $1.5 billion	0.6200
Over $1.5 billion up to $2 billion	0.6000
Over $2 billion	0.5900

Fund	Rate
Global Equity
First $250 million	0.8400%
Over $250 million up to $500 million	0.8300
Over $500 million up to $1 billion	0.8200
Over $1 billion up to $2 billion	0.8100
Over $2 billion up to $2.5 billion	0.7950
Over $2.5 billion	0.7900
Government Money Market
Effective October 13, 2017
First $1 billion	0.2500%
Over $1 billion up to $3 billion	0.2400
Over $3 billion	0.2300
Prior to October 13, 2017
First $1 billion	0.2800
Over $1 billion up to $3 billion	0.2700
Over $3 billion	0.2600
Growth
First $250 million	0.8300%
Over $250 million up to $500 million	0.7800
Over $500 million up to $1 billion	0.7300
Over $1 billion	0.6300
High Quality Bond
Fund	0.3800%
Target Fund (accounting and performance survivor)	0.0000
High Yield Bond
First $1.25 billion	0.5800%
Over $1.25 billion up to $2 billion	0.5550
Over $2 billion	0.5300
High Yield Muni
First $500 million	0.5400%
Over $500 million up to $1 billion	0.5300
Over $1 billion	0.5000
Inflation Opportunities
First $200 million	0.5800%
Over $200 million up to $500 million	0.5700
Over $500 million	0.5400
Inflation Protected-Securities
Fund	0.3800%
Target Fund (accounting and performance survivor)	0.0000
Intermediate Bond
Fund
First $2 billion	0.3800%
Over $2 billion	0.3650
Target Fund (accounting and performance survivor)	0.0000
Intermediate Muni
First $150 million	0.4700%
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion	0.3900

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
International Equity
First $500 million	0.7700%
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion	0.6900
International Small Cap Value
First $300 million	0.9550%
Over $300 million up to $750 million	0.9300
Over $750 million	0.8800
Large Cap Value
First $750 million	0.6800%
Over $750 million up to $1 billion	0.6500
Over $1 billion	0.6300
Large Core
Fund	0.6300%
Target Fund (accounting and performance survivor)	0.0000
Large Growth
Fund
First $2 billion	0.6500%
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100
Target Fund (accounting and performance survivor)	0.0000
Large Value Opportunities
Fund	0.4800%
Target Fund (accounting and performance survivor)	0.0000
Mid Cap Growth
Fund
First $1 billion	0.7500%
Over $1 billion	0.7300
Target Fund (accounting and performance survivor)	0.0000
Mid Cap Value Opportunities
First $750 million	0.7000%
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
MLP & Energy Income
First $250 million	1.1300%
Over $250 million up to $500 million	1.0800
Over $500 million up to $1 billion	1.0100
Over $1 billion up to $2 billion	0.9100
Over $2 billion	0.8500
Multi-Cap Growth
First $700 million	0.7000%
Over $700 million up to $1.5 billion	0.6900
Over $1.5 billion up to $3 billion	0.6700
Over $3 billion	0.6300
Multi-Managed Balanced
First $1 billion	0.6500%
Over $1 billion up to $5 billion	0.5900
Over $5 billion	0.5800

Fund	Rate
Short-Term Bond
First $250 million	0.5800%
Over $250 million up to $500 million	0.5300
Over $500 million up to $1 billion	0.5050
Over $1 billion	0.4800
Small Cap Core
Fund
First $300 million	0.8300%
Over $300 million	0.8000
Target Fund (accounting and performance survivor)	0.0000
Small Cap Growth
First $300 million	0.8700%
Over $300 million	0.8300
Small Cap Value
Fund
First $250 million	0.8500%
Over $250 million up to $500 million	0.8100
Over $500 million up to $750 million	0.7800
Over $750 million	0.7550
Target Fund (accounting and performance survivor)	0.0000
Small/Mid Cap Value
Effective December 5, 2016
First $350 million	0.7900%
Over $350 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7650
Over $750 million up to $1 billion	0.7550
Over $1 billion up to $1.5 billion	0.7350
Over $1.5 billion up to $2 billion	0.7300
Over $2 billion	0.7250
Prior to December 5, 2016
First $500 million	0.8300
Over $500 million	0.7800
Strategic High Income
First $600 million	0.6900%
Over $600 million up to $1 billion	0.6600
Over $1 billion up to $2 billion	0.6300
Over $2 billion	0.6150
Unconstrained Bond
First $1 billion	0.6700%
Over $1 billion up to $2 billion	0.6550
Over $2 billion	0.6500
US Growth
First $150 million	0.7300%
Over $150 million up to $650 million	0.7000
Over $650 million up to $1.15 billion	0.6800
Over $1.15 billion up to $2 billion	0.6550
Over $2 billion up to $3 billion	0.6400
Over $3 billion up to $4 billion	0.6300
Over $4 billion	0.6100

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. For the Funds impacted by the Transamerica Partners reorganizations, please reference the Reorganization section of the Notes to Financial Statements for more information.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Balanced II
Effective reorganization date September 15, 2017
Class I3 (A)	0.50%	May 1, 2018
Class R	1.10	May 1, 2018
Prior to reorganization date September 15, 2017
Target Fund (accounting and performance survivor)	1.10
Bond
Effective March 1, 2017
Class I2, Class R6	0.71%	March 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.71
Capital Growth
Effective March 1, 2017
Class A	1.45%	March 1, 2018
Class B, Class C	2.20	March 1, 2018
Class I, Class I2, Advisor Class	1.20	March 1, 2018
Class T1 (C)	1.45	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.20
Concentrated Growth
Effective March 1, 2017
Class A	1.20%	March 1, 2018
Class C	1.95	March 1, 2018
Class I, Class I2, Advisor Class	0.95	March 1, 2018
Class T1 (C)	1.20	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.95
Dividend Focused
Effective March 1, 2017
Class A	1.15%	March 1, 2018
Class C	1.90	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	0.90	March 1, 2018
Class T1 (C)	1.15	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.90
Dynamic Allocation
Effective March 1, 2017
Class A	1.10%	March 1, 2018
Class C	1.85	March 1, 2018
Class I	0.85	March 1, 2018
Class T1 (C)	1.10	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.85

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Dynamic Income
Effective March 1, 2017
Class A	0.92%	March 1, 2018
Class C	1.67	March 1, 2018
Class I, Advisor Class (D)	0.67	March 1, 2018
Class T1 (C)	0.92	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.67
Emerging Markets Debt
Effective March 1, 2017
Class A	1.25%	March 1, 2018
Class C	2.00	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	1.00	March 1, 2018
Class T1 (C)	1.25	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.00
Emerging Markets Equity
Effective March 1, 2017
Class A	1.75%	March 1, 2018
Class C	2.50	March 1, 2018
Class I, Class I2, Advisor Class	1.50	March 1, 2018
Class T1 (C)	1.75	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.50
Event Driven
Effective March 1, 2017
Class I, Class I2, Advisor Class	1.35%	March 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.35
Flexible Income
Effective March 1, 2017
Class A	1.10%	March 1, 2018
Class B, Class C	1.85	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	0.85	March 1, 2018
Class T1 (C)	1.10	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.85
Floating Rate
Effective March 1, 2017
Class A	1.05%	March 1, 2018
Class C	1.80	March 1, 2018
Class I, Class I2	0.80	March 1, 2018
Class T1 (C)	1.05	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.80

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Global Equity
Effective March 1, 2017
Class A	1.35%	March 1, 2018
Class B, Class C	2.10	March 1, 2018
Class I, Class R6, Advisor Class	1.10	March 1, 2018
Class T1 (C)	1.35	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.10
Government Money Market
Effective March 1, 2017
Class A	0.73%	March 1, 2018
Class B, Class C	1.48	March 1, 2018
Class I, Class I2	0.48	March 1, 2018
Class I3 (E)	0.30	March 1, 2018
Class R2 (F),	0.80	May 1, 2018
Class R4 (F)	0.50	May 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.48
Growth
Effective March 1, 2017
Class I2, Class R6	N/A	March 1, 2018
Prior to March 1, 2017
Fund Level (B)	N/A
High Quality Bond
Effective reorganization date April 21, 2017
Class I3 (G)	0.40%	May 1, 2018
Class R (G)	1.00	May 1, 2018
Class R4	0.65	May 1, 2018
Prior to reorganization date April 21, 2017
Target Fund (accounting and performance survivor)	0.65
High Yield Bond
Effective March 1, 2017
Class A	1.20%	March 1, 2018
Class B, Class C	1.95	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	0.95	March 1, 2018
Class I3 (H)	0.60	May 1, 2018
Class R (H)	1.10	May 1, 2018
Class R4 (H)	0.85	May 1, 2018
Class T1 (C)	1.20	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.95
High Yield Muni
Effective March 1, 2017
Class A	1.01%	March 1, 2018
Class C	1.76	March 1, 2018
Class I, Class I2	0.76	March 1, 2018
Class T1 (C)	1.01	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.76

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Inflation Opportunities
Effective March 1, 2017
Class A	1.00%	March 1, 2018
Class C	1.75	March 1, 2018
Class I, Class I2, Class R6	0.75	March 1, 2018
Class T1 (C)	1.00	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.75
Inflation-Protected Securities
Effective reorganization date April 21, 2017
Class I3 (G)	0.40%	May 1, 2018
Class R (G)	1.00	May 1, 2018
Class R4	0.65	May 1, 2018
Prior to reorganization date April 21, 2017
Target Fund (accounting and performance survivor)	0.65
Intermediate Bond
Effective reorganization date March 24, 2017
Class I2 (H)	0.55%	March 1, 2018
Class I3 (H)	0.40	May 1, 2018
Class R (H)	1.00	May 1, 2018
Class R4	0.65	May 1, 2018
Prior to reorganization date March 24, 2017
Target Fund (accounting and performance survivor)	0.65
Intermediate Muni
Effective March 1, 2017
Class A	0.96%	March 1, 2018
Class C	1.71	March 1, 2018
Class I, Class I2, Advisor Class	0.71	March 1, 2018
Class T1 (C)	0.96	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.71
International Equity
Effective March 1, 2017
Class A	1.35%	March 1, 2018
Class C	2.10	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	1.10	March 1, 2018
Class I3 (I)	0.90	May 1, 2018
Class R (I)	1.40	May 1, 2018
Class R4 (I)	1.15	May 1, 2018
Class T1 (C)	1.35	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.10

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
International Small Cap Value
Effective March 1, 2017
Class I, Class I2	1.22%	March 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.22
Large Cap Value
Effective March 1, 2017
Class A	1.15%	March 1, 2018
Class C	1.90	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	0.90	March 1, 2018
Class T1 (C)	1.15	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.95
Large Core (J)
Effective reorganization date March 10, 2017
Class I3 (I)	0.65%	May 1, 2018
Class R (I)	1.15	May 1, 2018
Class R4	0.90	May 1, 2018
Prior to reorganization date March 10, 2017
Target Fund (accounting and performance survivor)	0.90
Large Growth
Effective reorganization date March 10, 2017
Class I3 (I)	0.65%	May 1, 2018
Class R (I)	1.25	May 1, 2018
Class R4	0.90	May 1, 2018
Prior to reorganization date March 10, 2017
Target Fund (accounting and performance survivor)	0.90
Large Value Opportunities (J)
Effective reorganization date May 5, 2017
Class I3 (K)	0.50%	May 1, 2018
Class R (K)	1.00	May 1, 2018
Class R4	0.75	May 1, 2018
Prior to reorganization date May 5, 2017
Target Fund (accounting and performance survivor)	0.75

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Mid Cap Growth
Effective reorganization date March 10, 2017
Class A (I)	1.30%	March 1, 2018
Class C (I)	2.05	March 1, 2018
Class I (I), Class I2 (I), Advisor Class (I)	1.05	March 1, 2018
Class I3 (I)	0.75	May 1, 2018
Class R (I)	1.35	May 1, 2018
Class R4	0.95	May 1, 2018
Class T1 (C)	1.30	April 1, 2018
Prior to reorganization date March 10, 2017
Target Fund (accounting and performance survivor)	0.95
Mid Cap Value Opportunities
Effective March 1, 2017
Class A	1.20%	March 1, 2018
Class C	1.95	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	0.95	March 1, 2018
Class I3 (H)	0.70	May 1, 2018
Class R (H)	1.25	May 1, 2018
Class R4 (H)	0.90	May 1, 2018
Class T1 (C)	1.20	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.95
MLP & Energy Income
Effective March 1, 2017
Class A	1.60%	March 1, 2018
Class C	2.35	March 1, 2018
Class I, Class I2, Advisor Class	1.35	March 1, 2018
Class T1 (C)	1.60	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.35
Multi-Cap Growth
Effective March 1, 2017
Class A	1.25%	March 1, 2018
Class B, Class C	2.00	March 1, 2018
Class I, Class I2, Advisor Class	1.00	March 1, 2018
Class T1 (C)	1.25	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.00
Multi-Managed Balanced
Effective March 1, 2017
Class A	1.40%	March 1, 2018
Class B, Class C	2.15	March 1, 2018
Class I, Class R6, Advisor Class (D)	1.15	March 1, 2018
Class T1 (C)	1.40	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.15

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Short-Term Bond
Effective March 1, 2017
Class A	1.00%	March 1, 2018
Class C	1.75	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	0.75	March 1, 2018
Class T1 (C)	1.00	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.75
Small Cap Core
Effective reorganization date March 10, 2017
Class A (I)	1.30%	March 1, 2018
Class C (I)	2.05	March 1, 2018
Class I (I), Class I2 (I), Advisor Class (I)	1.05	March 1, 2018
Class I3 (I)	0.85	May 1, 2018
Class R (I)	1.50	May 1, 2018
Class R4	1.10	May 1, 2018
Class T1 (C)	1.30	April 1, 2018
Prior to reorganization date March 10, 2017
Target Fund (accounting and performance survivor)	1.10
Small Cap Growth
Effective March 1, 2017
Class A	1.40%	March 1, 2018
Class C	2.15	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	1.15	March 1, 2018
Class I3 (I)	0.90	May 1, 2018
Class R (I)	1.55	May 1, 2018
Class R4 (I)	1.15	May 1, 2018
Class T1 (C)	1.40	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.15
Small Cap Value
Effective reorganization date April 21, 2017
Class A (G)	1.30%	March 1, 2018
Class C (G)	2.05	March 1, 2018
Class I (G), Class I2 (G), Class R6 (G), Advisor Class (G)	1.05	March 1, 2018
Class I3 (G)	0.85	May 1, 2018
Class R (G)	1.50	May 1, 2018
Class R4	1.10	May 1, 2018
Class T1 (G)	1.30	April 1, 2018
Prior to reorganization date April 21, 2017
Target Fund (accounting and performance survivor)	1.10

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Small/Mid Cap Value
Effective March 1, 2017
Class A	1.40%	March 1, 2018
Class B, Class C	2.15	March 1, 2018
Class I, Class I2, Class R6, Advisor Class	1.15	March 1, 2018
Class T1 (C)	1.40	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.15
Strategic High Income
Effective March 1, 2017
Class A	1.20%	March 1, 2018
Class C	1.95	March 1, 2018
Class I, Class I2, Advisor Class	0.95	March 1, 2018
Class T1 (C)	1.20	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.95
Unconstrained Bond
Effective March 1, 2017
Class I, Class I2, Advisor Class	0.95%	March 1, 2018
Prior to March 1, 2017
Fund Level (B)	0.95
US Growth
Effective March 1, 2017
Class A	1.42%	March 1, 2018
Class B, Class C	2.17	March 1, 2018
Class I, Class I2, Class T, Advisor Class	1.17	March 1, 2018
Class T1 (C)	1.42	April 1, 2018
Prior to March 1, 2017
Fund Level (B)	1.17

(A)	Class commenced operations on September 15, 2017.
(B)	Prior to March 1, 2017, TAM’s expense limitation contractual arrangements with the Funds were applied at the Fund level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.
(C)	Class commenced operations on March 17, 2017.
(D)	Class commenced operations on March 3, 2017.
(E)	Class commenced operations on May 19, 2017.
(F)	Class commenced operations on October 13, 2017.
(G)	Class commenced operations on April 21, 2017.
(H)	Class commenced operations on March 24, 2017.
(I)	Class commenced operations on March 10, 2017.
(J)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(K)	Class commenced operations on May 5, 2017.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

For those Destination Transamerica Partners reorganizations where the accounting and performance survivor is not the Destination Fund, expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months prior to the reorganization are eligible to be recaptured by TAM. The Statements of Operations represents activity for the ten months of January 1, 2017 through October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.

As of October 31, 2017, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture. Government Money Market is discussed in further detail in proceeding notes and tables.

	Amounts Available from Fiscal Years
Fund	2015	2016	2017	Total
Balanced II
Class I3	$—	$—	$11,137	$11,137
Class R	—	—	5,709	5,709
Bond
Class I2	—	63,787	134,360	198,147
Class R6	—	—	951	951
Capital Growth
Class B	—	392	2,652	3,044
Concentrated Growth
Class A	—	—	12,857	12,857
Advisor Class	—	—	1	1
Dividend Focused
Advisor Class	—	—	3	3
Dynamic Allocation
Class A	38,697	27,381	44,299	110,377
Class C	27,437	21,410	37,597	86,444
Class I	10,422	4,549	13,169	28,140
Class T1	—	—	21	21
Dynamic Income
Advisor Class	—	—	6	6
Event Driven
Class I	—	—	132	132
Class I2	89,284	48,658	161,964	299,906
Advisor Class	—	—	31	31
Flexible Income
Class B	—	—	140	140
Floating Rate
Class A	—	—	12,386	12,386
Class C	1,907	2,210	5,582	9,699
Class I	—	3,377	27,236	30,613
Global Equity
Class A	4,238	22,402	67,263	93,903
Class B	9,073	5,277	5,032	19,382
Class C	—	11,260	67,152	78,412
Class I	—	—	12,612	12,612
Class Advisor	—	—	13	13
High Quality Bond
Class I3	—	—	93,980	93,980
Class R4	—	—	17,025	17,025
High Yield Bond
Class I3	—	—	62,116	62,116
Class R			18,677	18,677
Class R4	—	—	59,976	59,976

	Amounts Available from Fiscal Years
Fund	2015	2016	2017	Total
High Yield Muni
Class A	$28,043	$10,570	$21,232	$59,845
Class C	4,488	1,821	10,480	16,789
Class I	28,982	11,754	44,555	85,291
Inflation Opportunities
Class A	—	—	3,542	3,542
Class C	—	—	501	501
Class I	52	135	319	506
Inflation-Protected Securities
Class I3	—	—	89,712	89,712
Class R	—	—	2,143	2,143
Class R4	—	—	25,133	25,133
Intermediate Bond
Class I3	—	—	78,206	78,206
Class R4	—	—	37,658	37,658
Large Core
Class I3	—	—	93,979	93,979
Class R	—	—	34,379	34,379
Class R4	—	—	5,198	5,198
Large Growth
Class I3	—	—	286,418	286,418
Class R4	—	—	25,370	25,370
Large Value Opportunities
Class I3	—	—	174,362	174,362
Class R	—	—	35,738	35,738
Class R4	—	—	19,121	19,121
Mid Cap Growth
Class I3	—	—	40,825	40,825
Class R	—	—	3,449	3,449
Class R4	—	—	13,444	13,444
Advisor Class	—	—	1	1
Mid Cap Value Opportunities
Class I3	—	—	111,199	111,199
Class R	—	—	13,901	13,901
Class R4	—	—	306,187	306,187
Class R6	—	—	1	1
MLP & Energy Income
Class C	—	—	3,458	3,458
Advisor Class	—	—	3	3

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available from Fiscal Years
Fund	2015	2016	2017	Total
Multi-Cap Growth
Class A	$—	$55,957	$118,223	$174,180
Class B	—	5,384	6,858	12,242
Class C	—	7,513	13,994	21,507
Small Cap Core
Class A	—	—	4,373	4,373
Class C	—	—	731	731
Class I	—	—	1,058	1,058
Class I3	—	—	136,519	136,519
Class R4	—	—	7,868	7,868
Advisor Class	—	—	10	10
Small Cap Growth
Class A	—	—	12,851	12,851
Class C	—	—	1,990	1,990
Class I	—	—	2,106	2,106
Class I3	—	—	40,766	40,766
Class R	—	—	3,594	3,594
Class R4	—	—	8,372	8,372
Advisor Class	—	—	14	14

	Amounts Available from Fiscal Years
Fund	2015	2016	2017	Total
Small Cap Value
Class A	$—	$582	$3,911	$4,493
Class I	—	—	101	101
Class I3	—	—	19,421	19,421
Class R4	—	—	619	619
Advisor Class	—	—	8	8
Strategic High Income
Class I	2,343	29,532	25,467	57,342
Class I2	9,501	—	—	9,501
Advisor Class	—	—	10	10
Unconstrained Bond
Advisor Class	—	—	6	6
US Growth
Class B	—	—	2,780	2,780

Government Money Market: TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of Government Money Market, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon Government Money Market attaining such yield as the Trust’s officers reasonably determine.

Once Government Money Market, or any classes thereof, has maintained a daily positive yield for a reasonable amount of time, as determined by TAM, TAM is entitled to reimbursement by Government Money Market, or any classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to Government Money Market, or any classes thereof, during any of the previous thirty-six months. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

For the years ended October 31, 2015, October 31, 2016, and October 31, 2017, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived from Fiscal Years
	2015	2016	2017	Total
Class A	$386,454	$462,515	$143,302	$992,271
Class B	35,185	21,043	8,274	64,502
Class C	269,297	250,500	147,590	667,387
Class I	40,330	15,152	2,272	57,754
Class I2	75,657	20,533	5,796	101,986
Class I3	—	—	47	47
Class R2	—	—	—	—
Class R4	—	—	—	—

As of October 31, 2017, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available from Fiscal Years
	2015	2016	2017	Total
Class A	$320,398	$462,515	$143,302	$926,215
Class B	35,185	21,043	8,274	64,502
Class C	269,297	250,500	147,590	667,387
Class I	40,330	15,152	2,272	57,754
Class I2	75,657	20,533	5,796	101,986
Class I3	—	—	26	26
Class R2	—	—	—	—
Class R4	—	—	—	—

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended October 31, 2015, October 31, 2016, and October 31, 2017, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived from Fiscal Years
	2015	2016	2017	Total
Class A	$288,293	$214,037	$98,896	$601,226
Class B	10,268	5,827	3,788	19,883
Class C	45,331	30,691	18,048	94,070
Class I	54,982	43,216	31,889	130,087
Class I2	20,178	—	2,876	23,054
Class I3	—	—	6,004	6,004
Class R2	—	—	35,908	35,908
Class R4	—	—	14,414	14,414

As of October 31, 2017, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available from Fiscal Years
	2015	2016	2017	Total
Class A	$288,293	$214,037	$98,896	$601,226
Class B	10,268	5,827	3,788	19,883
Class C	45,331	30,691	18,048	94,070
Class I	54,982	43,216	31,889	130,087
Class I2	18,091	—	2,876	20,967
Class I3	—	—	4,764	4,764
Class R2	—	—	32,984	32,984
Class R4	—	—	13,760	13,760
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class R (B)	0.50%
Class R2 (B)	0.25%
Class R4 (B)	0.25%
Class T1	0.25%

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3, Class R6, Class T, and Advisor Class.
(B)	Prior to the Transamerica Partners reorganizations, non-asset allocation series of the Transamerica Partners Fund Group and Transamerica Partners Institutional Fund Group had a 0.25% distribution fee. Please reference the Reorganization section of the Notes to Financial Statements for more information.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	March 1, 2018
Intermediate Muni	0.10%	0.25%	March 1, 2018

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Shareholder fees: Class A, Class T, and Class T1 shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2017, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Capital Growth
Class A	$702,535	$5,730
Class B	—	342
Class C	—	8,997
Concentrated Growth
Class A	3,682	—
Class C	—	123
Dividend Focused
Class A	74,632	496
Class C	—	927
Dynamic Allocation
Class A	(44)	—
Class C	—	194
Dynamic Income
Class A	71,051	617
Class C	—	4,412
Emerging Markets Debt
Class A	33,144	43
Class C	—	620
Emerging Markets Equity
Class A	11,813	15
Class C	—	837
Flexible Income
Class A	84,805	676
Class C	—	5,850
Floating Rate
Class A	118,153	5
Class C	—	6,412
Global Equity
Class A	32,447	1
Class B	—	392
Class C	—	685
Government Money Market
Class A	1,193	5,948
Class B	—	437
Class C	—	5,076
High Yield Bond
Class A	201,271	1,015
Class B	—	88
Class C	—	6,115
High Yield Muni
Class A	38,998	3,027
Class C	—	7,702
Income & Growth
Class A	2,771	—
Class C	—	73
Inflation Opportunities
Class A	324	—
Class C	—	1

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Intermediate Muni
Class A	$375,334	$57,730
Class C	—	92,219
International Equity
Class A	281,879	18,550
Class C	—	7,579
Large Cap Value
Class A	540,132	468
Class C	—	15,571
Mid Cap Growth
Class A	18,055	—
Class C	—	3
Mid Cap Value Opportunities
Class A	292,633	265
Class C	—	7,045
Multi-Cap Growth
Class A	32,663	6
Class B	—	298
Class C	—	191
MLP & Energy Income
Class A	75,388	5,859
Class C	—	1,824
Multi-Managed Balanced
Class A	735,299	5,390
Class B	—	663
Class C	—	28,349
Short-Term Bond
Class A	326,579	66,039
Class C	—	47,181
Small Cap Core
Class A	1,103	—
Class C	—	99
Small Cap Growth
Class A	32,716	3
Class C	—	64
Small Cap Value
Class A	2,087	—
Small/Mid Cap Value
Class A	441,252	32
Class B	—	241
Class C	—	7,920
Strategic High Income
Class A	44,405	5
Class C	—	1,395
US Growth
Class A	219,283	18
Class B	—	1,385
Class C	—	985

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administration and transfer agent fees: Each Fund pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statements of Operations .

Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Prior to the closing of the Transamerica Partners reorganizations, TAM provided fund administration and transfer agent services to the Target Feeder Funds under a separate administrative services agreement. The Target Feeder Funds paid a fee to TAM at an annual rate of 0.30% of their daily ANA. TFS provided transfer agency services to the Target Funds and the Target Funds did not pay a separate transfer agency fee. For those Funds that were destination funds in the Transamerica Partners reorganizations, the administrative fees are included in Administration fees within the Statements of Assets and Liabilities and Statements of Operations. Please reference the Reorganization section of the Notes to Financial Statements for more information.

For the year ended October 31, 2017, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Balanced II	$537	$372
Bond	16,076	1,382
Capital Growth	645,792	62,454
Concentrated Growth	59,100	7,668
Dividend Focused	97,155	8,738
Dynamic Allocation	26,745	2,130
Dynamic Income	347,603	27,325
Emerging Markets Debt	617,489	65,076
Emerging Markets Equity	30,967	3,633
Event Driven	7,236	607
Flexible Income	399,711	34,581
Floating Rate	118,688	13,170
Global Equity	196,665	16,267
Government Money Market	284,861	24,021
Growth	26,901	2,287
High Quality Bond	10,898	1,855
High Yield Bond	538,734	47,348
High Yield Muni	83,671	7,492
Inflation Opportunities	17,695	2,109
Inflation-Protected Securities	7,205	1,117
Intermediate Bond	133,959	19,587

Fund	Fees Paid to TFS	Fees Due to TFS
Intermediate Muni	$1,025,609	$98,648
International Equity	2,562,353	254,469
International Small Cap Value	321,884	32,119
Large Cap Value	473,574	52,557
Large Core	10,367	1,410
Large Growth	33,354	4,603
Large Value Opportunities	21,832	3,830
Mid Cap Growth	23,952	3,322
Mid Cap Value Opportunities	563,451	53,982
MLP & Energy Income	175,535	14,292
Multi-Cap Growth	360,989	30,302
Multi-Managed Balanced	853,116	76,766
Short-Term Bond	2,005,799	196,413
Small Cap Core	16,348	2,078
Small Cap Growth	43,367	5,921
Small Cap Value	16,913	2,870
Small/Mid Cap Value	1,225,979	104,156
Strategic High Income	133,510	12,579
Unconstrained Bond	19,791	1,952
US Growth	1,333,430	111,740

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2017, brokerage commissions are as follows. Funds not listed in the subsequent table do not have brokerage commissions.

Fund	Commissions
Capital Growth	$403

9. PRINCIPAL OWNERSHIP

As of October 31, 2017, the Funds had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows. Funds or classes not listed in the table do not have shareholder accounts over 10% of total shares outstanding.

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Balanced II
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Bond
Class I2	3	91.10%	91.10%
Class R6	2	99.04%	99.04%
Capital Growth
Class A	1	25.81%	0.00%
Class C	3	44.06%	0.00%
Class I	2	35.83%	0.00%
Class I2	3	85.64%	85.64%
Class T1	1	100.00%	100.00%
Advisor Class	2	100.00%	100.00%
Concentrated Growth
Class A	3	58.63%	33.16%
Class C	4	78.29%	31.82%
Class I	3	77.82%	0.00%
Class I2	3	86.54%	86.54%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Dividend Focused
Class A	2	87.65%	72.60%
Class C	3	48.10%	0.00%
Class I	5	92.15%	0.00%
Class I2	3	84.31%	84.31%
Class R6	2	94.42%	94.42%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Dynamic Allocation
Class A	2	40.68%	0.00%
Class C	3	63.89%	0.00%
Class I	3	84.99%	11.88%
Class T1	1	100.00%	100.00%

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Dynamic Income
Class A	3	51.14%	0.00%
Class C	3	50.94%	0.00%
Class I	3	64.73%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Emerging Markets Debt
Class A	2	47.68%	0.00%
Class C	3	47.77%	0.00%
Class I	3	65.34%	0.00%
Class I2	3	91.11%	91.11%
Class R6	2	88.25%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Emerging Markets Equity
Class A	2	88.12%	0.00%
Class C	2	58.36%	10.94%
Class I	3	87.99%	0.00%
Class I2	3	88.14%	88.14%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Event Driven
Class I	2	99.71%	17.99%
Class I2	5	99.07%	99.07%
Advisor Class	1	100.00%	100.00%
Flexible Income
Class A	4	62.04%	0.00%
Class B	1	34.19%	0.00%
Class C	4	59.28%	0.00%
Class I	4	51.69%	0.00%
Class I2	3	93.47%	93.47%
Class R6	3	100.00%	100.00%
Class T1	2	100.00%	51.48%
Advisor Class	1	100.00%	100.00%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. PRINCIPAL OWNERSHIP (continued)

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Floating Rate
Class A	2	67.15%	0.00%
Class C	4	75.84%	0.00%
Class I	7	96.13%	0.00%
Class I2	4	84.83%	84.83%
Class T1	1	100.00%	100.00%
Global Equity
Class A	1	13.16%	0.00%
Class B	1	20.19%	0.00%
Class C	3	51.87%	0.00%
Class I	3	60.23%	0.00%
Class R6	3	94.56%	94.56%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Government Money Market
Class A	1	66.48%	0.00%
Class I	1	14.60%	0.00%
Class I2	1	99.52%	0.00%
Class I3	1	100.00%	100.00%
Class R2	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Growth
Class I2	3	85.64%	85.64%
Class R6	3	100.00%	100.00%
High Quality Bond
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
High Yield Bond
Class A	2	37.47%	0.00%
Class B	3	39.39%	0.00%
Class C	3	46.61%	0.00%
Class I	3	61.92%	0.00%
Class I2	3	84.84%	84.84%
Class I3	1	100.00%	100.00%
Class R	1	93.07%	93.07%
Class R4	1	98.77%	98.77%
Class R6	3	81.69%	10.80%
Class T1	1	100.00%	100.00%
Advisor Class	2	100.00%	67.93%
High Yield Muni
Class A	3	57.00%	0.00%
Class C	3	60.54%	0.00%
Class I	5	83.55%	0.00%
Class I2	1	100.00%	100.00%
Class T1	1	100.00%	100.00%

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Inflation Opportunities
Class A	4	79.34%	40.62%
Class C	2	79.04%	35.34%
Class I	1	96.09%	96.09%
Class I2	4	84.95%	73.91%
Class R6	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Inflation-Protected Securities
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Intermediate Bond
Class I2	3	78.79%	78.79%
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Intermediate Muni
Class A	2	38.57%	0.00%
Class C	5	69.47%	0.00%
Class I	4	57.07%	0.00%
Class I2	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	96.44%	0.00%
International Equity
Class A	2	63.53%	0.00%
Class C	4	53.60%	0.00%
Class I	2	52.41%	0.00%
Class I2	3	55.04%	42.88%
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Class R6	2	41.11%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	2	95.19%	0.00%
International Small Cap Value
Class I	2	87.35%	0.00%
Class I2	4	70.44%	70.44%
Large Cap Value
Class A	3	68.68%	0.00%
Class C	4	56.74%	0.00%
Class I	5	74.27%	0.00%
Class I2	3	65.82%	65.82%
Class R6	3	98.84%	98.84%
Class T1	1	100.00%	100.00%
Advisor Class	1	99.27%	0.00%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. PRINCIPAL OWNERSHIP (continued)

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Large Core
Class I3	1	100.00%	100.00%
Class R	1	99.96%	99.96%
Class R4	1	100.00%	100.00%
Large Growth
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Large Value Opportunities
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Mid Cap Growth
Class A	1	84.71%	0.00%
Class C	2	34.74%	23.79%
Class I	3	86.72%	54.09%
Class I2	2	93.75%	93.75%
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Mid Cap Value Opportunities
Class A	1	78.27%	0.00%
Class C	3	65.38%	0.00%
Class I	2	52.13%	0.00%
Class I2	3	69.14%	69.14%
Class I3	1	100.00%	100.00%
Class R	1	96.11%	96.11%
Class R4	1	99.77%	99.77%
Class R6	2	97.41%	0.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
MLP & Energy Income
Class A	3	53.78%	0.00%
Class C	3	52.92%	0.00%
Class I	4	79.24%	0.00%
Class I2	3	86.44%	86.44%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Multi-Cap Growth
Class I	1	50.34%	0.00%
Class I2	3	86.61%	86.61%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Multi-Managed Balanced
Class A	1	62.73%	0.00%
Class B	1	15.38%	0.00%
Class C	3	46.68%	0.00%
Class I	2	47.45%	0.00%
Class R6	2	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Short-Term Bond
Class A	2	51.09%	0.00%
Class C	1	25.66%	0.00%
Class I	3	47.36%	0.00%
Class I2	3	81.30%	81.30%
Class R6	4	95.65%	75.56%
Class T1	1	100.00%	100.00%
Advisor Class	4	100.00%	24.90%
Small Cap Core
Class A	1	80.50%	0.00%
Class C	3	71.79%	47.05%
Class I	2	97.49%	18.51%
Class I2	4	100.00%	100.00%
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%
Small Cap Growth
Class A	2	84.73%	0.00%
Class C	4	69.42%	12.23%
Class I	1	80.06%	0.00%
Class I2	4	88.37%	77.07%
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Class R6	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	2	100.00%	70.00%
Small Cap Value
Class A	2	78.14%	14.30%
Class C	2	54.09%	42.64%
Class I	2	90.11%	15.90%
Class I2	4	80.81%	80.81%
Class I3	1	100.00%	100.00%
Class R	1	100.00%	100.00%
Class R4	1	100.00%	100.00%
Class R6	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. PRINCIPAL OWNERSHIP (continued)

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Small/Mid Cap Value
Class A	2	43.98%	10.68%
Class B	1	42.96%	0.00%
Class C	3	50.39%	0.00%
Class I	3	53.07%	0.00%
Class I2	1	100.00%	0.00%
Class R6	4	98.22%	83.74%
Class T1	1	100.00%	100.00%
Advisor Class	1	92.16%	0.00%
Strategic High Income
Class A	3	46.76%	0.00%
Class C	4	56.43%	0.00%
Class I	1	68.75%	0.00%
Class I2	1	100.00%	100.00%
Class T1	1	100.00%	100.00%
Advisor Class	2	100.00%	66.61%

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Unconstrained Bond
Class I	3	92.78%	13.29%
Class I2	4	87.49%	87.49%
Advisor Class	1	100.00%	100.00%
US Growth
Class C	1	10.35%	0.00%
Class I	2	58.52%	0.00%
Class I2	3	83.14%	83.14%
Class T1	1	100.00%	100.00%
Advisor Class	1	100.00%	100.00%

10. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Balanced II	$63,141,993	$10,221,849	$77,183,390	$11,309,655
Bond	81,952,712	6,851,203	83,662,449	20,057,813
Capital Growth	446,678,245	—	470,347,068	—
Concentrated Growth	35,572,070	—	102,147,527	—
Dividend Focused	103,581,178	—	293,347,691	—
Dynamic Allocation	626,284	—	4,727,619	—
Dynamic Income	31,382,122	—	121,180,917	—
Emerging Markets Debt	1,881,474,689	—	1,790,427,672	—
Emerging Markets Equity	130,931,413	—	89,274,428	—
Event Driven	597,627,967	—	624,450,165	—
Flexible Income	129,497,272	13,919,826	137,141,901	14,741,026
Floating Rate	512,886,987	—	283,649,812	—
Global Equity	45,268,438	—	63,935,097	—
Growth	178,400,012	—	298,962,747	—
High Quality Bond	104,639,699	70,162,672	120,140,894	66,280,849
High Yield Bond	657,469,907	—	763,533,200	—
High Yield Muni	104,084,335	4,960,166	129,724,022	—
Inflation Opportunities	37,232,316	33,192,806	24,876,529	58,136,948
Inflation-Protected Securities	21,256,482	171,344,990	15,193,057	239,264,230
Intermediate Bond	498,832,373	231,152,375	479,222,140	312,338,336
Intermediate Muni	628,238,101	34,861,358	635,633,589	20,069,521
International Equity	1,670,336,232	—	971,430,823	—
International Small Cap Value	190,993,813	—	198,271,150	—
Large Cap Value	2,732,242,714	—	2,846,086,885	—
Large Core	174,403,506	—	212,634,912	—
Large Growth	288,184,412	—	456,296,763	—

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

10. PURCHASES AND SALES OF SECURITIES (continued)

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Large Value Opportunities	$304,374,268	$—	$410,096,209	$—
Mid Cap Growth	109,052,318	—	155,479,374	—
Mid Cap Value Opportunities	985,762,149	—	1,001,169,248	—
MLP & Energy Income	148,542,112	—	210,220,548	—
Multi-Cap Growth	41,215,736	—	91,762,103	—
Multi-Managed Balanced	422,312,953	57,221,716	314,438,129	46,061,968
Short-Term Bond	1,939,335,549	8,956,763	1,452,003,056	8,987,878
Small Cap Core	226,487,048	—	278,940,332	—
Small Cap Growth	93,043,105	—	96,174,240	—
Small Cap Value (A)	133,075,425	—	186,545,652	—
Small/Mid Cap Value	872,340,104	—	950,428,665	—
Strategic High Income	96,765,613	—	123,215,973	—
Unconstrained Bond	198,828,845	28,550,378	173,197,434	13,976,598
US Growth	355,208,746	—	522,337,397	—

(A)	Excludes reorganization-related rebalancing transactions. Please reference the Reorganization section of the Notes to Financial Statements for more information.

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, passive foreign investment companies, foreign currency transactions, unused capital losses due to mergers, second basis financial statement adjustments, preferred securities, preferred stock interest accrual adjustments, tax allocation adjustments, TIPS, defaulted bonds, convertible bonds, book/tax distributions, non-real estate investment trust adjustments, income, organizational expenses, dividends payable, partnership basis adjustments, option contracts, merger adjustments, futures contracts and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment companies, foreign currency transactions, paydown gain/loss, distribution re-designations, rounding, adjustment to prior year accumulated balances, real estate and non-real estate investment trust adjustments, prior year real estate investment trust and non-real estate investment trust reversals, capital loss carryforward expirations, capital loss carryforward mergers, income and capital gain reorganizations, defaulted bonds, second basis adjustment reversals, book vs tax accounting survivor adjustments, tax allocation adjustments, organizational expenses, net operating losses, premium bond adjustments, distributions in excess of current earnings, partnership basis adjustments, merger adjustments and TIPs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced II	$1,511,810	$(20,930)	$(1,490,880)
Bond	—	(1,168,621)	1,168,621
Capital Growth	(1)	8,338,465	(8,338,464)
Concentrated Growth	—	17,932	(17,932)

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Dividend Focused	$—	$—	$—
Dynamic Allocation	—	—	—
Dynamic Income	—	1	(1)
Emerging Markets Debt	—	(529,662)	529,662
Emerging Markets Equity	—	(159,463)	159,463
Event Driven	—	961,490	(961,490)
Flexible Income	(20,522,684)	443,218	20,079,466
Floating Rate	—	122,178	(122,178)
Global Equity	(51,740,251)	244,205	51,496,046
Government Money Market	(392)	—	392
Growth	25,551	249,004	(274,555)
High Quality Bond	4,513,689	364,327	(4,878,016)
High Yield Bond	19,664,891	374,126	(20,039,017)
High Yield Muni	(25,442)	(31)	25,473
Inflation Opportunities	(2)	(95,699)	95,701
Inflation-Protected Securities	3,491,920	(304,292)	(3,187,628)
Intermediate Bond	20,250,045	5,383,485	(25,633,530)
Intermediate Muni	(16,296)	1,864	14,432
International Equity	16,658,786	12,782,389	(29,441,175)
International Small Cap Value	—	1,499,910	(1,499,910)
Large Cap Value	101	439,796	(439,897)
Large Core	(32,498,595)	4,597	32,493,998
Large Growth	(65,831,179)	147,109	65,684,070
Large Value Opportunities	(355,547,191)	37,904	355,509,287
Mid Cap Growth	7,461,216	9,202	(7,470,418)
Mid Cap Value Opportunities	(63,408,300)	14,165	63,394,135
MLP & Energy Income	(4,336,251)	7,645,729	(3,309,478)
Multi-Cap Growth	—	—	—
Multi-Managed Balanced	—	663,574	(663,574)
Short-Term Bond	(610,814)	4,137,930	(3,527,116)
Small Cap Core	(70,453,116)	164,397	70,288,719
Small Cap Growth	(3,593,229)	143,036	3,450,193
Small Cap Value	6,520,614	(259,363)	(6,261,251)
Small/Mid Cap Value	1	1,282,652	(1,282,653)
Strategic High Income	75,368,787	(671,723)	(74,697,064)
Unconstrained Bond	—	524,137	(524,137)
US Growth	—	26,291	(26,291)

As of October 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
Balanced II	$145,081,242	$10,604,434	$(1,858,078)	$8,746,356
Bond	222,038,767	9,347,711	(13,242,707)	(3,894,996)
Capital Growth	639,902,416	269,199,484	(24,549,324)	244,650,160
Concentrated Growth	174,602,162	58,059,645	(2,667,090)	55,392,555
Dividend Focused	536,263,884	172,086,182	(9,467,791)	162,618,391
Dynamic Allocation	21,968,514	2,237,727	—	2,237,727
Dynamic Income	406,942,366	—	(13,085,431)	(13,085,431)
Emerging Markets Debt	1,005,205,702	22,482,243	(20,682,672)	1,799,571
Emerging Markets Equity	188,841,537	53,699,404	(3,045,020)	50,654,384

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
Event Driven	$97,650,609	$2,767,922	$(1,325,413)	$1,442,509
Flexible Income	455,156,278	17,482,501	(3,938,010)	13,544,491
Floating Rate	662,579,026	4,744,395	(4,445,149)	299,246
Global Equity	100,523,779	26,004,979	(2,681,701)	23,323,278
Government Money Market	1,188,963,730	—	—	—
Growth	191,645,553	163,797,575	(1,043,933)	162,753,642
High Quality Bond	301,597,661	259,575	(1,376,565)	(1,116,990)
High Yield Bond	2,140,192,028	67,211,011	(36,095,674)	31,115,337
High Yield Muni	100,954,529	2,251,881	(1,066,826)	1,185,055
Inflation Opportunities	172,816,336	3,532,328	(2,561,136)	971,192
Inflation-Protected Securities	179,077,964	1,829,328	(1,219,642)	609,686
Intermediate Bond	3,512,708,584	29,028,564	(9,529,999)	19,498,565
Intermediate Muni	1,402,726,576	13,229,341	(10,906,812)	2,322,529
International Equity	4,906,874,102	710,747,050	(170,242,745)	540,504,305
International Small Cap Value	793,702,136	155,126,513	(65,650,150)	89,476,363
Large Cap Value	2,099,575,347	312,532,869	(86,229,772)	226,303,097
Large Core	257,151,693	36,123,923	(5,040,230)	31,083,693
Large Growth	678,998,585	175,193,694	(11,696,187)	163,497,507
Large Value Opportunities	607,126,397	88,283,190	(12,460,511)	75,822,679
Mid Cap Growth	218,983,443	47,947,987	(8,541,601)	39,406,386
Mid Cap Value Opportunities	1,594,360,306	193,574,351	(99,005,064)	94,569,287
MLP & Energy Income	298,147,474	44,091,249	(28,434,463)	15,656,786
Multi-Cap Growth	227,451,641	49,796,236	(11,240,824)	38,555,412
Multi-Managed Balanced	961,562,313	190,831,374	(10,167,553)	180,663,821
Short-Term Bond	3,186,611,821	18,799,617	(5,487,882)	13,311,735
Small Cap Core	257,924,158	24,248,680	(17,740,569)	6,508,111
Small Cap Growth	145,699,239	32,855,071	(761,477)	32,093,594
Small Cap Value	290,428,600	54,433,128	(6,062,709)	48,370,419
Small/Mid Cap Value	769,943,677	180,348,972	(43,773,697)	136,575,275
Strategic High Income	132,313,536	13,501,416	(1,136,086)	12,365,330
Unconstrained Bond	271,087,235	3,388,977	(919,403)	2,469,574
US Growth	738,933,432	347,491,169	(7,822,673)	339,668,496

As of October 31, 2017, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on October 31,	Unlimited
Fund	2018	Short-Term	Long-Term
Dynamic Allocation	$—	$358,215	$992,837
Dynamic Income	—	27,675,771	19,242,763
Emerging Markets Debt	—	14,583,567	15,624,846
Emerging Markets Equity	—	56,161,353	14,499,837
Event Driven	—	1,777,892	78,187
Flexible Income	—	737,740	3,371,577
Floating Rate	—	—	745,837
Global Equity	4,934,774	7,743,577	—
High Quality Bond	—	1,324,389	3,793,026
High Yield Bond	—	2,724,776	30,985,424
High Yield Muni	—	1,691,804	—
Inflation Opportunities	—	325,904	3,319,641
Inflation-Protected Securities	—	3,127,192	2,907,667
Intermediate Bond	—	7,282,906	3,979,405
Intermediate Muni	—	13,096,715	—
International Equity	—	—	18,356,724
International Small Cap Value	—	1,971,219	10,617,317

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	Expires on October 31,	Unlimited
Fund	2018	Short-Term	Long-Term
MLP & Energy Income	$—	$54,480,053	$115,823,644
Short-Term Bond	—	6,931,993	23,192,144
Small Cap Core	—	6,950,748	—
Strategic High Income	—	48,086,975	15,581,614

During the year ended October 31, 2017, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Dynamic Allocation	$417,317
Emerging Markets Debt	24,812,209
Emerging Markets Equity	9,171,164
Event Driven	3,310,529
Flexible Income	20,522,686
Floating Rate	139,786
Global Equity	56,558,706
Government Money Market	591
High Quality Bond	276,858
High Yield Bond	5,557,162
Large Core	5,373,902
Large Growth	27,956,097
Large Value Opportunities	244,714,922
Mid Cap Growth	13,657,939
MLP & Energy Income	2,820,660
Small Cap Core	4,554,344
Small Cap Value	25,902,132
Strategic High Income	538,393
Unconstrained Bond	6,058,485

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are listed below.

	2017 Distributions Paid From				2016 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Balanced II	$1,395,387	$—	$6,968,473	$—	$1,280,309	$—	$1,459,544	$—
Bond	7,014,804	—	9,451,019	—	14,067,962	—	27,523,927	—
Capital Growth	—	—	134,077,183	—	—	—	55,537,713	—
Concentrated Growth	4,525,239	—	32,155,554	—	1,674,598	—	—	—
Dividend Focused	19,651,498	—	100,965,391	—	25,810,692	—	131,593,436	—
Dynamic Allocation	200,635	—	—	—	613,391	—	674,028	—
Dynamic Income (A)	12,696,112	—	—	2,681,192	36,686,345	—	—	3,105,448
Emerging Markets Debt	38,854,402	—	—	—	24,289,943	—	—	1,854,850
Emerging Markets Equity	2,977,803	—	—	—	3,161,229	—	—	—
Event Driven	1,538,856	—	—	—	254,411	—	—	—
Flexible Income	17,027,706	—	—	—	16,368,619	—	—	—
Floating Rate	22,463,048	—	—	—	15,498,336	—	—	—
Global Equity	2,604,375	—	—	—	380,234	—	—	—
Government Money Market	205,015	—	—	—	12,042	—	—	—
Growth	—	—	72,273,039	—	—	—	62,872,001	—
High Quality Bond	2,594,607	—	—	—	1,008,704	—	—	—
High Yield Bond	97,420,002	—	—	—	61,372,496	—	—	—
High Yield Muni	1,122,908	3,004,592	323,962	—	328,865	2,520,007	71,237	—

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2017 Distributions Paid From				2016 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Inflation Opportunities	$2,577,368	$—	$—	$—	$—	$—	$—	$—
Inflation-Protected Securities	1,249,333	—	—	—	963,275	—	—	—
Intermediate Bond	67,061,329	—	—	—	28,317,083	—	9,426	—
Intermediate Muni	6,639,962	25,168,571	1,285,272	—	2,053,696	16,806,151	253,882	—
International Equity	64,674,493	—	4,626,416	—	41,258,741	—	10,827,946	—
International Small Cap Value	15,061,211	—	4,711,965	—	22,635,332	—	32,808,500	—
Large Cap Value	109,605,415	—	95,968,595	—	53,962,831	—	167,530,081	—
Large Core	2,156,424	—	—	—	181,583	—	—	—
Large Growth	1,665,293	—	71,516	—	186,262	—	—	—
Large Value Opportunities	5,745,450	—	—	—	1,735,308	—	—	—
Mid Cap Growth	98,557	—	—	—	—	—	—	—
Mid Cap Value Opportunities	37,008,702	—	24,139,236	—	20,921,764	—	2,884,999	—
MLP & Energy Income	14,705,193	—	—	5,490,555	19,395,424	—	—	—
Multi-Cap Growth	455,515	—	47,730,358	—	—	—	29,590,124	—
Multi-Managed Balanced	10,944,542	—	3,011,423	—	6,561,108	—	14,175,200	—
Short-Term Bond	56,277,337	—	—	—	61,613,605	—	—	7,640,036
Small Cap Core	100,206	—	—	—	2,532,973	—	—	—
Small Cap Growth	2,609,307	—	39,471,487	—	—	—	36,396,249	—
Small Cap Value	2,713,129	—	—	—	5,962,662	—	34,869,917	—
Small/Mid Cap Value	12,291,569	—	35,704,058	—	1,314,764	—	75,323,954	—
Strategic High Income	4,509,069	—	134,152	—	1,609,951	—	—	—
Unconstrained Bond	7,790,075	—	28,857	—	6,663,800	—	—	—
US Growth	2,336,255	—	20,348,561	—	2,237,431	—	25,858,729	—

(A)	The tax character of distributions paid for Transamerica Dynamic Income is for the taxable year ended May 31, 2017.

As of October 31, 2017, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced II	$61,561	$—	$610,901	$—	$—	$—	$2,023,598
Bond	1,874,131	—	2,127,306	—	—	(2,579,413)	(3,907,045)
Capital Growth	11,201,061	—	174,024,511	—	—	—	244,650,160
Concentrated Growth	1,654,727	—	11,052,209	—	—	—	55,392,555
Dividend Focused	7,778,896	—	37,547,284	—	—	—	162,618,391
Dynamic Allocation	62,709	—	—	(1,351,052)	—	(331,371)	2,237,727
Dynamic Income	—	—	—	(46,918,534)	—	(527,507)	(13,085,431)
Emerging Markets Debt	3,236,067	—	—	(30,208,413)	—	(223,984)	1,653,486
Emerging Markets Equity	2,509,222	—	—	(70,661,190)	—	—	50,654,864
Event Driven	1,548,780	—	—	(1,856,079)	—	(214,953)	1,415,249
Flexible Income	53,206	—	—	(4,109,317)	—	(209,622)	13,543,920
Floating Rate	29,181	—	—	(745,837)		(2,660)	307,575
Global Equity	2,094,443	—	—	(12,678,351)	—	—	23,322,420
Government Money Market	5	—	—	—	—	(5)	—
Growth	—	—	86,069,654	—	(89,625)	—	162,754,262
High Quality Bond	497,616	—	—	(5,117,415)	—	—	(834,665)
High Yield Bond	78,100	—	—	(33,710,200)	—	(147,433)	28,869,981
High Yield Muni	—	—	—	(1,691,804)	—	—	1,185,055
Inflation Opportunities	138,208	—	—	(3,645,545)	—	—	968,437
Inflation-Protected Securities	282,612	—	—	(6,034,859)	—	—	(403,842)
Intermediate Bond	130,485	—	—	(11,262,311)	—	(12,430)	18,128,357
Intermediate Muni	—	—	—	(13,096,715)	—	—	2,322,529
International Equity	166,081,445	—	—	(18,356,724)	—	—	537,957,486
International Small Cap Value	26,840,396	—	—	(12,588,536)	—	—	89,474,596
Large Cap Value	80,076,260	—	160,655,962	—	—	—	226,303,097

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Core	$1,711,887	$—	$9,808,406	$—	$—	$—	$23,922,237
Large Growth	—	—	31,608,494	—	—	—	124,521,734
Large Value Opportunities	392,497	—	11,108,456	—	—	—	49,333,744
Mid Cap Growth	507,592	—	4,104,401	—	—	—	34,233,026
Mid Cap Value Opportunities	9,281,426	—	107,811,197	—	—	—	66,193,573
MLP & Energy Income	—	—	—	(170,303,697)	—	(14,700,259)	15,655,670
Multi-Cap Growth	7,262,522	—	4,969,860	—	—	—	38,555,412
Multi-Managed Balanced	1,997,203	—	20,313,136	—	—	(107,901)	180,663,821
Short-Term Bond	—	—	—	(30,124,137)	—	(541,126)	13,311,735
Small Cap Core	1,902,826	—	6,908,353	(6,950,748)	—	—	3,537,847
Small Cap Growth	—	—	14,514,616	—	(732,251)	1	28,063,378
Small Cap Value	339,198	—	11,730,578	—		(25,061)	46,595,618
Small/Mid Cap Value	67,718,174	—	40,384,592	—	—	—	136,575,275
Strategic High Income	—	—	537,727	(63,668,589)	—	(2,741,367)	12,365,630
Unconstrained Bond	—	—	7,938	—	—	(23,420)	2,465,398
US Growth	13,808,682	—	88,142,857	—	—	—	339,716,847

12. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-15 (“ASU 2016-15”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force”. The guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Funds’ financial statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force”. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Funds’ financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

13. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s classes underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statements of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Class	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Balanced II	R	September 15, 2017	2.01-for-1	4,571,079	9,171,183	Decrease	Increase
High Quality Bond	R4	April 21, 2017	1.01-for-1	5,355,021	5,396,036	Decrease	Increase
Inflation-Protected Securities	R4	April 21, 2017	0.97-for-1	6,242,382	6,069,179	Increase	Decrease
Intermediate Bond	R4	March 24, 2017	1.06-for-1	29,646,707	31,285,459	Decrease	Increase
Large Core	R4	March 10, 2017	0.81-for-1	1,376,796	1,117,293	Increase	Decrease
Large Growth	R4	March 10, 2017	1.35-for-1	6,200,939	8,353,323	Decrease	Increase
Large Value Opportunities	R4	May 5, 2017	1.56-for-1	6,045,594	9,421,040	Decrease	Increase
Mid Cap Growth	R4	March 10, 2017	0.84-for-1	1,574,918	1,327,363	Increase	Decrease
Small Cap Core	R4	March 10, 2017	1.44-for-1	743,234	1,073,021	Decrease	Increase
Small Cap Value	R4	April 21, 2017	2.16-for-1	258,654	559,003	Decrease	Increase

14. REORGANIZATION

Flexible Income: Following the close of business on December 4, 2015, Flexible Income acquired all of the net assets of Transamerica Income Shares, Inc. (“Income Shares, Inc.”) pursuant to a Plan of Reorganization. Flexible Income is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Flexible Income for shares of Income Shares, Inc. outstanding following the close of business on December 4, 2015. The cost basis of the investments received from Income Shares, Inc. was carried forward to align ongoing reporting of the Flexible Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Income Shares, Inc. shareholders, along with the exchange ratio of the reorganization for Flexible Income, were as follows:

Income Shares, Inc. Shares	Flexible Income - Class I Shares	Dollar Amount	Exchange Ratio (A)
6,318,771	15,148,372	$ 138,269,792	2.40

(A)	Calculated by dividing Flexible Income shares issuable by Income Shares, Inc. shares outstanding on December 4, 2015.

The net assets of Income Shares, Inc., including unrealized appreciation (depreciation), were combined with those of Flexible Income. These amounts were as follows:

Income Shares, Inc. Unrealized Appreciation (Depreciation)	Income Shares, Inc. Net Assets	Flexible Income Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 4,017,054	$ 138,269,792	$ 353,768,376	$ 492,038,168

Strategic High Income: Following the close of business on December 2, 2016, Strategic High Income acquired all of the net assets of Transamerica Income & Growth (“Income & Growth”) pursuant to a Plan of Reorganization. Strategic High Income is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Strategic High Income for shares of Income & Growth outstanding following the close of business on December 2, 2016. The cost basis of the investments received from Income & Growth was carried forward to align

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

ongoing reporting of Strategic High Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Income & Growth shareholders, along with the exchange ratio of the reorganization for Strategic High Income, were as follows:

Income & Growth Class	Income & Growth Shares	Strategic High Income Class	Strategic High Income Shares	Dollar Amount	Exchange Ratio (A)
Class A	3,262,639	Class A	2,855,808	$28,861,366	0.88
Class C	6,121,573	Class C	5,357,800	53,942,865	0.88
Class I	2,504,630	Class I	2,195,729	22,194,649	0.88
Class I2	1,094	Class I2	1,009	9,808	0.92

(A)	Calculated by dividing Strategic High Income shares issuable by Income & Growth shares outstanding on December 2, 2016.

The net assets of the Income & Growth, including unrealized appreciation (depreciation), were combined with those of Strategic High Income. These amounts were as follows:

Income & Growth Unrealized Appreciation (Depreciation)	Income & Growth Net Assets	Strategic High Income Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 9,762,493	$ 105,008,689	$48,773,640	$153,782,329

Assuming the reorganization had been completed on November 1, 2016, the beginning of the annual reporting period of Strategic High Income, the pro forma results of operations for the period ended October 31, 2017, were as follows:

Net investment income (loss)	$5,137,094
Net realized and change in unrealized gain (loss)	11,970,757
Net increase (decrease) in net assets resulting from operations	17,107,851

Because the combined investment funds have been managed as a single integrated fund since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Income & Growth that have been included in Strategic High Income’s Statement of Operations following the close of business on December 2, 2016.

Transamerica Partners: Following the close of business on the date listed in the subsequent table, the Target Funds reorganized into new or existing Destination Funds within the Trust. The reorganizations into existing Destination Funds were as follows:

Target Fund	Destination Fund/Class	Reorganization Date
	High Yield Bond (A)	March 24, 2017
Transamerica Partners High Yield Bond	Class R
Transamerica Partners Institutional High Yield Bond	Class R4
Transamerica Partners High Yield Bond Portfolio	Class I3
	Intermediate Bond	March 24, 2017
Transamerica Partners Core Bond	Class R
Transamerica Partners Institutional Core Bond (A)	Class R4
Transamerica Partners Core Bond Portfolio	Class I3
	Government Money Market (A)	October 13, 2017
Transamerica Partners Government Money Market	Class R2
Transamerica Partners Institutional Government Money Market	Class R4
Transamerica Partners Government Money Market Portfolio	Class I3
	International Equity (A)	March 10, 2017
Transamerica Partners International Equity	Class R
Transamerica Partners Institutional International Equity	Class R4
Transamerica Partners International Equity Portfolio	Class I3
	Mid Cap Growth	March 10, 2017
Transamerica Partners Mid Growth	Class R
Transamerica Partners Institutional Mid Growth (A)	Class R4
Transamerica Partners Mid Growth Portfolio	Class I3

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

Target Fund	Destination Fund/Class	Reorganization Date
	Mid Cap Value Opportunities (A)	March 24, 2017
Transamerica Partners Mid Value	Class R
Transamerica Partners Institutional Mid Value	Class R4
Transamerica Partners Mid Value Portfolio	Class I3
	Small Cap Core	March 10, 2017
Transamerica Partners Small Core	Class R
Transamerica Partners Institutional Small Core (A)	Class R4
Transamerica Partners Small Core Portfolio	Class I3
	Small Cap Growth (A)	March 10, 2017
Transamerica Partners Small Growth	Class R
Transamerica Partners Institutional Small Growth	Class R4
Transamerica Partners Small Growth Portfolio	Class I3
	Small Cap Value	April 21, 2017
Transamerica Partners Small Value	Class R
Transamerica Partners Institutional Small Value (A)	Class R4
Transamerica Partners Small Value Portfolio	Class I3

The reorganizations into newly organized Destination Funds were as follows:

Target Fund	Destination Fund/Class	Reorganization Date
	Balanced II	September 15, 2017
Transamerica Partners Balanced (A)	Class R
Transamerica Partners Balanced Portfolio	Class I3
	High Quality Bond	April 21, 2017
Transamerica Partners High Quality Bond	Class R
Transamerica Partners Institutional High Quality Bond (A)	Class R4
Transamerica Partners High Quality Bond Portfolio	Class I3
	Inflation-Protected Securities	April 21, 2017
Transamerica Partners Inflation-Protected Securities	Class R
Transamerica Partners Institutional Inflation – Protected Securities (A)	Class R4
Transamerica Partners Inflation-Protected Securities Portfolio	Class I3
	Large Core	March 10, 2017
Transamerica Partners Large Core	Class R
Transamerica Partners Institutional Large Core (A)	Class R4
Transamerica Partners Large Core Portfolio	Class I3
	Large Growth	March 10, 2017
Transamerica Partners Large Growth	Class R
Transamerica Partners Institutional Large Growth (A)	Class R4
Transamerica Partners Large Growth Portfolio	Class I3
	Large Value Opportunities	May 5, 2017
Transamerica Partners Large Value	Class R
Transamerica Partners Institutional Large Value (A)	Class R4
Transamerica Partners Large Value Portfolio	Class I3

(A)	Accounting and performance survivor of the reorganizations. For financial reporting purposes, the accounting and performance survivor’s financial and performance history prior to the reorganization became the financial and performance history of the Destination Fund and is reflected in the Destination Fund’s financial statements and financial highlights.

Pursuant to an Agreement and Plan of Reorganization, each Target Fund transferred all of its property and assets to the corresponding Destination Fund. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In exchange, the applicable Destination Fund assumed all of the liabilities of the applicable Target Fund and issue shares to that Target Fund, as described below. With the exception of the reorganizations involving the Series Portfolios, the reorganizations were tax-free. For financial statement purposes, assets received and shares issued of the Destination Funds were recorded at fair value; however, the cost

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Target Fund shareholders from the Destination Fund, along with the exchange ratio of the reorganization for the Destination Funds, were as follows (shares of those Destination Funds that were not the accounting and performance survivor of the applicable reorganization are also shown):

Fund	Fund Shares	Destination Fund – Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Balanced	9,171,183	Balanced II – Class R	9,171,183	$91,711,829	1.00
Transamerica Partners Balanced Portfolio	N/A	Balanced II – Class I3	5,619,167	56,191,666	N/A
		Government Money Market (B)
Transamerica Partners Government Money Market	632,075,520	Government Money Market – Class R2	632,075,520	632,075,520	1.00
Transamerica Partners Institutional Government Money Market	187,617,564	Government Money Market – Class R4	187,617,564	187,617,564	1.00
Transamerica Partners Government Money Market Portfolio	N/A	Government Money Market – Class I3	66,989,654	66,989,654	N/A
Transamerica Partners High Quality Bond	9,155,698	High Quality Bond – Class R	10,164,721	101,647,214	1.11
Transamerica Partners Institutional High Quality Bond (B)	5,396,036	High Quality Bond – Class R4	5,396,036	53,960,356	1.00
Transamerica Partners High Quality Bond Portfolio	N/A	High Quality Bond – Class I3	18,089,119	180,891,191	N/A
		High Yield Bond (B)
Transamerica Partners High Yield Bond	14,174,481	High Yield Bond – Class R	13,223,534	122,337,520	0.93
Transamerica Partners Institutional High Yield Bond	40,826,152	High Yield Bond – Class R4	38,058,540	352,098,584	0.93
Transamerica Partners High Yield Bond Portfolio	N/A	High Yield Bond – Class I3	37,423,688	346,225,252	N/A
Transamerica Partners Inflation – Protected Securities	10,338,182	Inflation-Protected Securities – Class R	11,485,858	114,858,579	1.11
Transamerica Partners Institutional Inflation-Protected Securities (B)	6,069,179	Inflation-Protected Securities – Class R4	6,069,179	60,691,785	1.00
Transamerica Partners Inflation – Protected Securities Portfolio	N/A	Inflation-Protected Securities – Class I3	6,435,074	64,350,738	N/A
Transamerica Partners Core Bond	28,440,299	Intermediate Bond – Class R	36,303,963	365,849,559	1.28
Transamerica Partners Institutional Core Bond (B)	31,285,459	Intermediate Bond – Class R4	31,285,459	315,276,089	1.00
Transamerica Partners Core Bond Portfolio	N/A	Intermediate Bond – Class I3	44,438,308	447,822,600	N/A
Intermediate Bond – Class I2	195,080,630	Intermediate Bond – Class I2	195,080,630	1,965,902,863	1.00
		International Equity (B)
Transamerica Partners International Equity	13,385,727	International Equity – Class R	8,218,564	141,711,875	0.61
Transamerica Partners Institutional International Equity	6,071,150	International Equity – Class R4	2,371,458	40,890,816	0.39
Transamerica Partners International Equity Portfolio	N/A	International Equity – Class I3	11,005,711	189,770,376	N/A
Transamerica Partners Large Core	2,304,086	Large Core – Class R	8,065,740	80,657,396	3.50
Transamerica Partners Institutional Large Core (B)	1,117,293	Large Core – Class R4	1,117,293	11,172,929	1.00
Transamerica Partners Large Core Portfolio	N/A	Large Core – Class I3	20,290,247	202,902,469	N/A
Transamerica Partners Large Growth	8,911,458	Large Growth – Class R	24,908,589	249,085,885	2.80
Transamerica Partners Institutional Large Growth (B)	8,353,323	Large Growth – Class R4	8,353,323	83,533,232	1.00
Transamerica Partners Large Growth Portfolio	N/A	Large Growth – Class I3	52,386,514	523,865,143	N/A

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

Fund	Fund Shares	Destination Fund – Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Large Value	7,855,088	Large Value Opportunities – Class R	22,909,736	$229,097,355	2.92
Transamerica Partners Institutional Large Value (B)	9,421,040	Large Value Opportunities – Class R4	9,421,040	94,210,399	1.00
Transamerica Partners Large Value Portfolio	N/A	Large Value Opportunities – Class I3	42,387,468	423,874,680	N/A
Transamerica Partners Mid Growth	5,348,116	Mid Cap Growth – Class R	4,006,821	53,042,698	0.75
Transamerica Partners Institutional Mid Growth (B)	1,327,363	Mid Cap Growth – Class R4	1,327,363	17,571,765	1.00
Transamerica Partners Mid Growth Portfolio	N/A	Mid Cap Growth – Class I3	2,676,644	35,433,677	N/A
Mid Cap Growth – Class A	600,232	Mid Cap Growth – Class A	600,232	7,872,924	1.00
Mid Cap Growth – Class C	92,065	Mid Cap Growth – Class C	92,065	1,181,785	1.00
Mid Cap Growth – Class I	35,727	Mid Cap Growth – Class I	35,727	471,916	1.00
Mid Cap Growth – Class I2	12,026,921	Mid Cap Growth – Class I2	12,026,921	159,214,123	1.00
Mid Cap Growth – Advisor Class	800	Mid Cap Growth – Advisor Class	800	10,563	1.00
		Mid Cap Value Opportunities (B)
Transamerica Partners Mid Value	6,179,933	Mid Cap Value Opportunities – Class R	11,148,053	132,969,517	1.80
Transamerica Partners Institutional Mid Value	25,879,655	Mid Cap Value Opportunities – Class R4	39,022,272	465,442,058	1.51
Transamerica Partners Mid Value Portfolio	N/A	Mid Cap Value Opportunities – Class I3	24,417,361	291,240,513	N/A
Transamerica Partners Small Core	2,186,015	Small Cap Core – Class R	5,959,897	67,963,093	2.73
Transamerica Partners Institutional Small Core (B)	1,073,021	Small Cap Core – Class R4	1,073,021	12,236,084	1.00
Transamerica Partners Small Core Portfolio	N/A	Small Cap Core – Class I3	14,387,627	164,067,863	N/A
Small Cap Core – Class A	262,942	Small Cap Core – Class A	262,942	2,987,994	1.00
Small Cap Core – Class C	68,530	Small Cap Core – Class C	68,530	770,505	1.00
Small Cap Core – Class I	144,152	Small Cap Core – Class I	144,152	1,643,572	1.00
Small Cap Core – Class I2	3,485,319	Small Cap Core – Class I2	3,485,319	39,744,526	1.00
Small Cap Core – Advisor Class	858	Small Cap Core – Advisor Class	858	9,800	1.00
		Small Cap Growth (B)
Transamerica Partners Small Growth	2,432,198	Small Cap Growth – Class R	6,349,742	40,910,118	2.61
Transamerica Partners Institutional Small Growth	598,843	Small Cap Growth – Class R4	1,727,879	11,132,383	2.89
Transamerica Partners Small Growth Portfolio	N/A	Small Cap Growth – Class I3	2,729,704	17,586,938	N/A
Transamerica Partners Small Value	2,090,157	Small Cap Value – Class R	3,192,339	35,584,048	1.53
Transamerica Partners Institutional Small Value (B)	559,003	Small Cap Value – Class R4	559,003	6,231,042	1.00
Transamerica Partners Small Value Portfolio	N/A	Small Cap Value – Class I3	1,539,952	17,165,386	N/A
Small Cap Value – Class A	225,399	Small Cap Value – Class A	225,399	2,495,036	1.00
Small Cap Value – Class C	74,769	Small Cap Value – Class C	74,769	824,598	1.00
Small Cap Value – Class I	57,440	Small Cap Value – Class I	57,440	639,862	1.00
Small Cap Value – Class I2	23,579,640	Small Cap Value – Class I2	23,579,640	262,835,266	1.00
Small Cap Value – Class R6	5,040	Small Cap Value – Class R6	5,040	56,472	1.00
Small Cap Value – Class T1	900	Small Cap Value – Class T1	900	9,968	1.00
Small Cap Value – Advisor Class	891	Small Cap Value – Advisor Class	891	9,995	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Fund shares outstanding on Reorganization Date.
(B)	Accounting and performance survivor.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Funds. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)		Target Fund Net Assets		Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners Balanced (A)	$ 1,007,424		$ 91,711,829		Balanced II	$—	$ 147,903,495
Transamerica Partners Balanced Portfolio	N/A	(B)	56,191,666	(C)
Transamerica Partners Government Money Market	—		632,075,520		Government Money Market	247,644,219	1,134,326,957
Transamerica Partners Institutional Government Money Market	—		187,617,564
Transamerica Partners Government Money Market Portfolio	N/A	(B)	66,989,654	(C)
Transamerica Partners High Quality Bond	(1,640,859)		101,647,214		High Quality Bond	—	336,498,761
Transamerica Partners Institutional High Quality Bond (A)	1,537,095		53,960,356
Transamerica Partners High Quality Bond Portfolio	N/A	(B)	180,891,191	(C)
Transamerica Partners High Yield Bond	722,132		122,337,520		High Yield Bond	1,229,016,797	2,049,678,153
Transamerica Partners Institutional High Yield Bond	2,520,307		352,098,584
Transamerica Partners High Yield Bond Portfolio	N/A	(B)	346,225,252	(C)
Transamerica Partners Inflation – Protected Securities	760,560		114,858,579		Inflation-Protected Securities	—	239,901,102
Transamerica Partners Institutional Inflation-Protected Securities (A)	590,545		60,691,785
Transamerica Partners Inflation – Protected Securities Portfolio	N/A	(B)	64,350,738	(C)
Transamerica Partners Core Bond	(3,594,976)		365,849,559		Intermediate Bond	1,965,902,863	3,094,851,111
Transamerica Partners Institutional Core Bond (A)	2,500,810		315,276,089
Transamerica Partners Core Bond Portfolio	N/A	(B)	447,822,600	(C)
Transamerica Partners International Equity	34,415,124		141,711,875		International Equity	3,907,371,528	4,279,744,595
Transamerica Partners Institutional International Equity	(43,060,842)		40,890,816
Transamerica Partners International Equity Portfolio	N/A	(B)	189,770,376	(C)
Transamerica Partners Large Core	(21,959,948)		80,657,396		Large Core	—	294,732,794
Transamerica Partners Institutional Large Core (A)	(19,873,951)		11,172,929
Transamerica Partners Large Core Portfolio	N/A	(B)	202,902,469	(C)
Transamerica Partners Large Growth	54,147,046		249,085,885		Large Growth	—	856,484,260
Transamerica Partners Institutional Large Growth (A)	(20,958,650)		83,533,232
Transamerica Partners Large Growth Portfolio	N/A	(B)	523,865,143	(C)

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

Target Fund	Target Fund Unrealized Appreciation (Depreciation)		Target Fund Net Assets		Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners Large Value	$(27,696,716)		$229,097,355		Large Value Opportunities	$—	$747,182,434
Transamerica Partners Institutional Large Value (A)	(102,375,846)		94,210,399
Transamerica Partners Large Value Portfolio	N/A	(B)	423,874,680	(C)
Transamerica Partners Mid Growth	1,814,612		53,042,698		Mid Cap Growth	168,751,311	274,799,451
Transamerica Partners Institutional Mid Growth (A)	(219,281)		17,571,765
Transamerica Partners Mid Growth Portfolio	N/A	(B)	35,433,677	(C)
Transamerica Partners Mid Value	37,947,317		132,969,517		Mid Cap Value Opportunities	894,568,475	1,784,220,563
Transamerica Partners Institutional Mid Value	61,036,958		465,442,058
Transamerica Partners Mid Value Portfolio	N/A	(B)	291,240,513	(C)
Transamerica Partners Small Core	(34,919,534)		67,963,093		Small Cap Core	45,156,397	289,423,437
Transamerica Partners Institutional Small Core (A)	(48,604,430)		12,236,084
Transamerica Partners Small Core Portfolio	N/A	(B)	164,067,863 (C	)
Transamerica Partners Small Growth	1,384,718		40,910,118		Small Cap Growth	76,775,271	146,404,710
Transamerica Partners Institutional Small Growth	3,003,186		11,132,383
Transamerica Partners Small Growth Portfolio	N/A	(B)	17,586,938	(C)
Transamerica Partners Small Value	(4,139,367)		35,584,048		Small Cap Value	266,871,196	325,851,672
Transamerica Partners Institutional Small Value (A)	4,551,843		6,231,042
Transamerica Partners Small Value Portfolio	N/A	(B)	17,165,386	(C)

(A)	Accounting and performance survivor.
(B)	Taxable reorganization.
(C)	The net assets of the Series Portfolio exclude the feeder funds’ investments in the Series Portfolio.

Assuming the reorganizations had been completed as of the beginning of the annual reporting period of the relevant accounting and performance survivors, the pro forma results of operations for the period ended October 31, 2017 would have been as follows:

Destination Fund	Reporting Period Beginning Date	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Balanced II	January 1, 2017	$1,896,849	$15,251,348	$17,148,197
Government Money Market	November 1, 2016	2,373,631	579	2,374,210
High Quality Bond	January 1, 2017	3,857,532	(1,052,574)	2,804,958
High Yield Bond	November 1, 2016	115,594,943	52,067,822	167,662,765
Inflation-Protected Securities	January 1, 2017	2,733,491	(2,146,085)	587,406
Intermediate Bond	January 1, 2017	54,958,787	53,453,229	108,412,016
International Equity	November 1, 2016	128,527,624	649,211,221	777,738,845
Large Core	January 1, 2017	2,935,298	29,593,636	32,528,934
Large Growth	January 1, 2017	1,590,904	157,091,627	158,682,531
Large Value Opportunities	January 1, 2017	7,365,292	73,812,813	81,178,105

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

14. REORGANIZATION (continued)

Destination Fund	Reporting Period Beginning Date	Net Investment Income (Loss)	Net Realized and Change in Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
Mid Cap Growth	January 1, 2017	$219,450	$32,062,658	$32,282,108
Mid Cap Value Opportunities	November 1, 2016	12,366,176	89,963,948	102,330,124
Small Cap Core	January 1, 2017	936,717	18,055,245	18,991,962
Small Cap Growth	November 1, 2016	(1,085,580)	28,605,155	27,519,575
Small Cap Value	January 1, 2017	754,004	25,430,018	26,184,022

Because the combined investment funds have been managed as single integrated funds since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Destination Funds’ Statements of Operations.

15. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Concentrated Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Event Driven, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica Growth, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Cap Growth, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Unconstrained Bond and Transamerica US Growth (forty-one of the funds of the Transamerica Funds, hereafter referred to as the “Funds”), as of October 31, 2017, and the related statements of operations, the statements of changes in net assets, the statement of cash flows (for Transamerica Event Driven) and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to January 1, 2014 of Transamerica Concentrated Growth were audited by another independent registered public accounting firm whose report dated February 24, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned forty-one Funds of the Transamerica Funds at October 31, 2017, the results of their operations, the changes in their net assets, the cash flows and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 27, 2017

Transamerica Funds	Annual Report 2017

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2017, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Balanced II	$123,244
Capital Growth	1,545,167
Concentrated Growth	1,831,260
Dividend Focused	21,442,459
Emerging Markets Equity	2,961,044
Event Driven	191,677
Global Equity	2,043,828
High Yield Bond	1,862,291
Inflation Opportunities	42,070
International Equity	64,674,493
International Small Cap Value	15,726,148
Large Cap Value	50,773,563
Large Core	2,156,424
Large Growth	1,665,293
Mid Cap Value Opportunities	16,672,471
MLP & Energy Income	10,951,128
Small Cap Core	100,206
Small Cap Growth	526,548
Small Cap Value	2,444,116
Small/Mid Cap Value	11,330,499
Strategic High Income	1,731,518
US Growth	13,485,567

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Balanced II	7%
Bond	3
Concentrated Growth	80
Dividend Focused	81
Event Driven	4
Global Equity	85
High Yield Bond	2
Inflation Opportunities	1
Intermediate Bond	0	(A)
Large Cap Value	34
Large Core	100
Large Growth	100
Large Value Opportunities	100
Mid Cap Value Opportunities	32
MLP & Energy Income	69
Multi-Cap Growth	35
Small Cap Core	100
Small Cap Value	90
Small/Mid Cap Value	57
Strategic High Income	17
US Growth	91

(A)	Rounds to less than 1%.

Transamerica Funds	Annual Report 2017

For tax purposes, the long-term capital gain designations for the year ended October 31, 2017 are as follows:

Fund	Long-Term Capital Gain Designation
Balanced II	$6,968,473
Bond	9,451,019
Capital Growth	1,545,167
Concentrated Growth	32,155,554
Dividend Focused	100,965,391
Growth	72,273,039
High Yield Muni	323,962
Intermediate Muni	1,285,272
International Equity	4,626,416
International Small Cap Value	4,711,965
Large Cap Value	95,968,595
Large Growth	71,516
Mid Cap Value Opportunities	24,139,236
Multi-Cap Growth	47,730,358
Multi-Managed Balanced	3,011,423
Small Cap Growth	39,471,487
Small/Mid Cap Value	35,704,058
Strategic High Income	134,152
Unconstrained Bond	28,857
US Growth	20,348,561

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Equity	$5,058,489	$592,590
Global Equity	2,245,216	113,787
International Equity	137,192,446	6,920,194
International Small Cap Value	19,743,534	1,525,185

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Balanced II	Transamerica Intermediate Bond
Transamerica Bond	Transamerica Intermediate Muni
Transamerica Capital Growth	Transamerica International Equity
Transamerica Concentrated Growth	Transamerica International Small Cap Value
Transamerica Dividend Focused	Transamerica Large Core
Transamerica Dynamic Allocation	Transamerica Large Cap Value
Transamerica Dynamic Income	Transamerica Large Growth
Transamerica Emerging Markets Debt	Transamerica Large Value Opportunities
Transamerica Emerging Markets Equity	Transamerica Mid Cap Growth
Transamerica Event Driven	Transamerica Mid Cap Value Opportunities
Transamerica Flexible Income	Transamerica MLP & Energy Income
Transamerica Floating Rate	Transamerica Multi-Cap Growth
Transamerica Global Equity	Transamerica Multi-Managed Balanced
Transamerica Global Long/Short Equity	Transamerica Short-Term Bond
Transamerica Government Money Market	Transamerica Small Cap Core
Transamerica Growth	Transamerica Small Cap Growth
Transamerica High Quality Bond	Transamerica Small Cap Value
Transamerica High Yield Bond	Transamerica Small/Mid Cap Value
Transamerica High Yield Muni	Transamerica Strategic High Income
Transamerica Inflation Opportunities	Transamerica Unconstrained Bond
Transamerica Inflation-Protected Securities	Transamerica US Growth

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Balanced II	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Bond	Loomis, Sayles & Company, L.P.
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Concentrated Growth	Torray LLC
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC
Transamerica Dynamic Allocation	QS Investors, LLC /Western Asset Management Company
Transamerica Dynamic Income	QS Investors, LLC
Transamerica Emerging Markets Debt	Logan Circle Partners, LP
Transamerica Emerging Markets Equity	ClariVest Asset Management, LLC
Transamerica Event Driven	Advent Capital Management, LLC
Transamerica Flexible Income	Aegon USA Investment Management, LLC
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Global Equity	Rockefeller and Co., Inc.
Transamerica Global Long/Short Equity	Picton Mahoney Asset Management
Transamerica Government Money Market	Aegon USA Investment Management, LLC
Transamerica Growth	Jennison Associates LLC
Transamerica High Quality Bond	Merganser Capital Management, LLC
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Inflation-Protected Securities	BlackRock Financial Management, Inc.
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica Large Cap Value	Levin Capital Strategies, LP
Transamerica Large Core	AJO, LP
Transamerica Large Growth	Jennison Associates LLC Wellington Management Company, LLP
Transamerica Large Value Opportunities	AJO, LP
Transamerica Mid Cap Growth	Quantum Capital Management
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.
Transamerica Multi-Cap Growth	Alta Capital Management, LLC
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Core	Systematic Financial Management L.P.
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Boston Advisors, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P.
Transamerica Strategic High Income	Thompson, Siegel & Walmsley LLC
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company, LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel, and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2016. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Balanced II. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had been registered to acquire the assets and assume the liabilities of three Transamerica Partners Balanced funds, but that sufficient votes had not been received with regard to the reorganization of one of the funds, Transamerica Partners Institutional Balanced. The Board noted that TAM was exploring alternatives for Transamerica Partners Institutional Balanced, the proposed performance survivor of the reorganizations, and that the performance history shown for the Fund is that of Transamerica Partners Institutional Balanced.

Transamerica Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Capital Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 22, 2011 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Concentrated Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Dividend Focused. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Dynamic Allocation. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment objective and investment

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

strategies. The Trustees also noted recent changes in the portfolio management team at QS Investors, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Dynamic Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1- and 5-year periods and below its benchmark for the past 3-year period.

Transamerica Emerging Markets Equity. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Event Driven. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Flexible Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 5- and 10-year periods and below its benchmark for the past 3-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Board also noted that Transamerica Income Shares, Inc. merged into this Fund in the fourth quarter of 2015.

Transamerica Floating Rate. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Global Equity. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on September 4, 2014 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Global Long/Short Equity. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Government Money Market. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1, 3- and 5-year periods and in line with the median for the past 10-year period. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016.

Transamerica Growth. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica High Quality Bond. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-, 5- and 10-year periods and below its benchmark

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

for the past 3-year period. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional High Quality Bond, effective as of that date in place of its own historical performance record.

Transamerica High Yield Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica High Yield Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Inflation Opportunities. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Inflation-Protected Securities. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on May 1, 2007 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Inflation-Protected Securities, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Bond. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Core Bond, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period.

Transamerica International Equity. The Board noted that the performance of the Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica International Small Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Large Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on July 31, 2012 pursuant to its current investment objective and investment strategies.

Transamerica Large Core. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods, in line with the median for the past 10-year period and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record.

Transamerica Large Growth. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Transamerica Large Value Opportunities. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1-, 3- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Growth. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica MLP & Energy Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-year period.

Transamerica Multi-Cap Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 1, 2016 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity Sub-Adviser, J.P. Morgan Investment Management Inc., had commenced subadvising that portion of the Fund on March 22, 2011 pursuant to its current equity investment objective and investment strategies. The Board also noted that the Fund’s fixed income Sub-Adviser, Aegon USA Investment Management, LLC (“AUIM”), had commenced subadvising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Short-Term Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Small Cap Core. The Board noted that the performance of Class R4 Shares of the Fund was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Core, effective as of that date in place of its own historical performance record.

Transamerica Small Cap Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1- and 3-year periods.

Transamerica Small Cap Value. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on September 28, 2015 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that Systematic Financial Management, L.P. had previously served as the Fund’s sole Sub-Adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced subadvising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued subadvising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 4, 2016.

Transamerica Strategic High Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica US Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced subadvising the Fund on March 22, 2011 and commenced using its current investment objective and investment strategies on July 1, 2014.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Balanced II. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Concentrated Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dividend Focused. The Board noted that the Fund’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Allocation. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Income. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Event Driven. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Flexible Income. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Equity. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Long/Short Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Government Money Market. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe.

Transamerica High Quality Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation-Protected Securities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of the Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Core. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Value Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica MLP & Energy Income. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Multi-Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Core. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Strategic High Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica US Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to each Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by Advent Capital Management, LLC, BlackRock Financial Management, Inc., Boston Advisors, LLC, Jennison Associates LLC, J.P. Morgan Investment Management Inc., Levin Capital Strategies, LP, Loomis, Sayles & Company, L.P., Morgan Stanley Investment Management Inc., Picton Mahoney Asset Management, Quantum Capital Management, Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company, LLP is generally appropriate and in the best interests of the applicable Funds. The Board also noted that Alta Capital Management, LLC, AUIM, Barrow, Hanley, Mewhinney & Strauss, LLC, ClariVest Asset Management, LLC, Jennison Associates LLC, J.P. Morgan Investment Management Inc., Kayne Anderson Capital Advisors, L.P., Levin Capital Strategies, LP, Morgan Stanley Investment Management Inc., Ranger Investment Management, L.P., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC, Torray LLC participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2017

TRANSAMERICA EMERGING MARKETS DEBT

APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

(unaudited)

On September 15, 2017, Fortress Asset Management, LLC, the parent company of Logan Circle Partners, LP (“Logan Circle”), sold all of its ownership interests in Logan Circle to MetLife Investment Management Holdings, LLC, a wholly-owned subsidiary of Metlife, Inc. This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Logan Circle, resulting in its automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”), at a meeting held on September 13-14, 2017, considered the continued retention of Logan Circle as the sub-adviser to Transamerica Emerging Markets Debt (the “Fund”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-investment advisory agreement between TAM and Logan Circle, with respect to the Fund (the “New Sub-Advisory Agreement”), were reasonable and in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members requested and received from TAM and Logan Circle certain materials and information in advance of their meeting at which the New Sub-Advisory Agreement was approved. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that Logan Circle would remain the sub-adviser to the Fund and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Logan Circle to the Fund and its investors, including compliance services;

(b)        that Logan Circle expects to retain the same investment processes, key personnel and support systems following the transaction;

(c)        that Logan Circle is an experienced and respected asset management firm and TAM believes that Logan Circle will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Logan Circle, investment personnel, and the sub-advisory services Logan Circle currently provides to the Fund; and

(d)        that the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees payable to Logan Circle by TAM.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Logan Circle under the New Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Logan Circle regarding the operations, facilities, organization and personnel of Logan Circle, that Logan Circle would remain the sub-adviser to the Fund, as well as the sub-advisory services provided by Logan Circle under the Prior Sub-Advisory Agreement. The Board Members noted that no changes were being proposed to the Fund’s principal investment strategies. The Board Members considered that TAM and Logan Circle have advised the Board Members that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Logan Circle to the Fund and its investors, including compliance services. The Board Members considered that Logan Circle is an experienced and respected asset management firm that is expected to benefit from the combination of resources once the transaction is completed. In addition, the Board noted that TAM believes that, following the transaction, Logan Circle will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of Logan Circle, investment talent and the sub-advisory services currently being provided by Logan Circle to the Fund.

The Board Members noted Logan Circle’s past performance, investment management experience, capabilities and resources. Further, they also noted that it is expected that, after the transaction, the current portfolio managers and their respective investment teams of the Fund will continue to sub-advise the Fund by employing the same investment processes and will continue to have access to the same support systems.

Transamerica Funds	Annual Report 2017

TRANSAMERICA EMERGING MARKETS DEBT

APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (continued)

(unaudited)

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Logan Circle under the New Sub-Advisory Agreement, the Board Members concluded that Logan Circle is capable of providing sub-advisory services to the Fund that are appropriate in scope and extent in light of the proposed investment programs for the Fund.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreement noting that the proposed sub-advisory fee schedule payable by TAM to Logan Circle is the same as the fee schedule in the Prior Sub-Advisory Agreement. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by Logan Circle under the New Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

It was noted that the terms of the New Sub-Advisory Agreement had been negotiated at arm’s-length between TAM and Logan Circle, and that the Board had reviewed Logan Circle’s estimated profitability under the Prior Sub-Advisory Agreement in June of 2017, and would consider Logan Circle’s estimated profitability under the New Sub-Advisory Agreement in June of 2018 in connection with the proposed renewal of the agreement.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedule and the existence of breakpoints in the sub-advisory fee schedule. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Logan Circle in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Logan Circle from its relationship with the Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Logan Circle, and that Logan Circle may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its investors and unanimously approved that the New Sub-Advisory Agreement take effect upon the closing of the transaction.

Transamerica Funds	Annual Report 2017

TRANSAMERICA DIVIDEND FOCUSED

TRANSAMERICA INTERNATIONAL EQUITY

TRANSAMERICA INTERNATIONAL SMALL CAP VALUE

TRANSAMERICA MID CAP VALUE OPPORTUNITIES

TRANSAMERICA STRATEGIC HIGH INCOME

APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENTS

(unaudited)

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), sub-adviser to Transamerica Dividend Focused, and Thompson, Siegel & Walmsley LLC (“TSW”), sub-adviser to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities and Transamerica Strategic High Income (together with Transamerica Dividend Focused, each a “Fund” and collectively, the “Funds,” each Fund being a series of Transamerica Funds), are each subsidiaries of OM Asset Management plc (“OMAM”). OMAM is a multi-boutique asset management company that operates its business through affiliate investment firms, including Barrow Hanley and TSW. In the second tranche of a two tranche transaction, Old Mutual plc, OMAM’s parent company, would sell a minority interest in OMAM to HNA Capital US (the “Old Mutual Transaction”). It was determined that the Old Mutual Transaction may constitute an “assignment” under Section 15 of the Investment Company Act of 1940, and would therefore result in the automatic termination of the current sub-advisory agreements with Barrow Hanley and TS&W. Accordingly, at a meeting of the Board of Trustees of Transamerica Funds (the “Board” or Board Members”) held on September 13-14, 2017, the Board considered the approval of new sub-investment advisory agreements with respect to the applicable Funds between TAM and Barrow Hanley and between TAM and TSW (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”).

Following its review and consideration, the Board determined that the terms of each proposed New Sub-Advisory Agreement were reasonable and that the approval of each of the New Sub-Advisory Agreements was in the best interests of each applicable Fund and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Prior to reaching their decision, the Board Members requested and received from TAM, Barrow Hanley and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In their deliberations, the Independent Board Members met privately without representatives of TAM, Barrow Hanley and TSW present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Among other matters, the Board Members considered:

(a)        that Barrow Hanley and TSW would each remain the sub-advisers to the respective Funds and that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Barrow Hanley or TSW to each applicable Fund and its investors, including compliance services;

(b)        that Barrow Hanley and TSW expect to retain the same investment processes, key personnel and support systems following the Old Mutual Transaction;

(c)        that Barrow Hanley and TSW are experienced and respected asset management firms and TAM believes that they will each continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of Barrow Hanley and TSW, investment personnel, and the sub-advisory services Barrow Hanley and TSW each currently provide to the respective Funds; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to Barrow Hanley or TSW.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM, Barrow Hanley and TSW regarding the operations, facilities, organization and personnel of each sub-adviser, as well as the sub-advisory services provided by each Barrow Hanley and TSW under their current sub-advisory agreements. The Board Members noted that no changes were being proposed to the Funds’ principal investment strategies. The Board Members considered that TAM, Barrow Hanley and TSW have each advised the Board Members that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to each applicable Fund and its

Transamerica Funds	Annual Report 2017

investors, including compliance services. The Board Members considered that Barrow Hanley and TSW are experienced and respected asset management firms that are expected to benefit from the combination of resources once the Old Mutual Transaction is completed. In addition, the Board noted that TAM believes that, following the Old Mutual Transaction, Barrow Hanley and TSW will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on the assessment of Barrow Hanley and TSW, their investment talent and the sub-advisory services currently being provided by both Barrow Hanley and TSW to the Funds.

The Board Members noted the past performance, investment management experience, capabilities and resources of Barrow Hanley and TSW. Further, they also noted that it is expected that, after the Old Mutual Transaction, the current portfolio managers and their respective investment teams will continue to sub-advise each applicable Fund by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members concluded that Barrow Hanley and TSW are both capable of providing sub-advisory services to the Funds that are appropriate in scope and extent in light of the proposed investment programs for each Fund.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreements noting that the proposed sub-advisory fee schedules payable by TAM to Barrow Hanley and TSW are the same as the fee schedules in the current sub-advisory agreements. The Board Members noted that the management fee schedules for the Funds would not change. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by Barrow Hanley and TSW under the New Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

It was noted that the Boards reviewed estimated profitability under the current sub-advisory agreements in June of 2017 for both Barrow Hanley and TSW, and would consider their estimated profitability under the New Sub-Advisory Agreements in June of 2018 in connection with the proposed renewal of the agreements.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Barrow Hanley and to TSW in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Barrow Hanley and TSW from their relationships with the Funds. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Barrow Hanley or TSW, and that Barrow Hanley and TSW may each engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of each applicable Fund and its investors and unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Transamerica Funds	Annual Report 2017

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica ETF Trust (“TET”); (ii) Transamerica Funds (“TF”); (iii) Transamerica Series Trust (“TST”); (iv) Transamerica Partners Funds Group (“TPFG”); (v) Transamerica Partners Funds Group II (“TPFG II”); (vi) Transamerica Partners Funds (“TPP”); and (vii) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (60)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, JP Morgan Investment Management (1994 – 2003); and Head of U.S. Equity, Bankers Trust Company (2000 – 2003); Managing Director, (1981 – 1994); Head of Global Quantitative Investments Group (1989 – 1994).	131	N/A
John Edgar Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Director, Center for Financial Literacy, Champlain College (2010 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – present); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – present); Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 – 2007); General Counsel (1997 – 2004).	131	N/A
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (65)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Operation
PAR, Inc.

(non-profit
organization)

(2008 –
present);

Remember
Honor
Support, Inc.
(non-profit
organization)

(2013 –
present)Board
Member,
WRH Income
Properties,
Inc.

(real estate)

(2014 –
present);
Boley PAR,
Inc. (2016 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2017

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Transamerica Funds	Annual Report 2017

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (57)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (47)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, Oppenheimer Funds (2007 – 2010)

Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

Transamerica Funds	Annual Report 2017

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2016 – present); Assistant General Counsel, TAM (2016 – present), High Level Specialist Attorney, TAM (2014 – 2016); Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014); Managing Member, Mills Law, LLC (2010 – 2011); Counsel, Old Mutual Capital (2006 – 2009); Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and Securities Counsel, J.D. Edwards (2000 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2017

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2017

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc.

25333_ARMFP1017

© 2017 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Transamerica Funds	Annual Report 2017

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending October 31, 2017.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. In early November of 2016, the surprise election victory of Donald Trump generated a strong reaction in both the equity and fixed income markets. As a result, the final two months of 2016 saw a move upward in stocks, driven by the prospect of less overall government regulation and the potential for legislation out of Washington pertaining to tax reform and enhanced levels of fiscal spending. Longer term interest rates also rose materially during this time in response to anticipation of new economic policies perceived to be more growth oriented and inflationary. Between election-day and calendar year end, the 10-year Treasury yield jumped from 1.88% to 2.45%.

After this initial spike in long term yields, market interest rates fluctuated with the 10-year Treasury yield ranging from a high of 2.62% in March 2017 to a low of 2.05% in September 2017. Much of this movement appeared to be in response to the lack of legislative progress regarding the new administration’s economic agenda. On October 31, 2017, the 10-year Treasury yield closed at 2.38%.

Equity markets were a different story, as most major U.S. market indices, including the Dow Jones Industrial Average, the S&P 500® and the NASDAQ moved higher during the year. The primary catalyst for the ascent in stocks was corporate earnings, as during the first half of 2017 S&P 500® companies posted their strongest levels of earnings growth in five years, as seen by aggregate double digit profit growth in both the first and second quarters. This helped to propel the equity markets even as the progress in Washington regarding new economic policy was significantly slower than anticipated. These strong corporate profit results and lower default rates also helped to support credit markets as high yield bond spreads tightened to their lowest levels in three years.

In regard to the broader economy, gross domestic product (“GDP”) growth exceeded 3% in the second quarter of 2017 for the first time in two years as steady job gains combined with growth in wages and consumer spending. The U.S. Federal Reserve (“Fed”) also moved more quickly toward normalizing short term interest rates, raising the Federal Funds Rate three times, effectively putting an end to the zero interest rate policy that had been in effect since 2008. In September 2017, the Fed announced a formal schedule to finally begin reducing its balance sheet of more than $4 trillion in bonds, which will be implemented over several years.

For the 12-month period ending October 31, 2017, the S&P 500® returned 23.63% while the MSCI EAFE Index, representing international developed market equities, gained 24.01%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.90%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

The major event at the beginning of the fiscal year, in November of 2016, was the surprise Republican sweep of the White House and both chambers of Congress. With the exception of a very brief risk-off reaction by global markets, bond yields and equity prices have moved higher since the U.S. election on expectations of deregulation, corporate and individual tax cuts, and higher infrastructure spending, and their impact on higher economic growth and inflation.

Risk assets continued their upward trajectory as the reflation trade persisted into the New Year. Consumer sentiment and business confidence levels soared, driving equity markets higher, as President Trump’s administration proposed initiatives of tax reform, infrastructure spending and deregulation were expected to spur growth. As the first half of the New Year progressed, skepticism on the timing and magnitude of President Trump’s agenda, along with political uncertainty in Europe, led the markets to pause.

The second half of the year was dominated by geopolitical tensions between the U.S. and North Korea, renewed concerns in Europe regarding the German elections and the Catalan independence movement, as well as multiple natural disasters and continued gridlock in Washington. Outside of a slight pull back in August, risk assets performed well and ended the fiscal period higher, supported by strong corporate earnings and above-trend growth. Economic data releases continued to reinforce the theme of synchronized global growth, while inflation remained stubbornly below expectations. The Republicans released a tax blueprint at the end of September, but few details were provided. The great reveal of the plan, which could introduce sweeping changes, left all the relevant details to be worked out by Congress. Markets welcomed the shift in focus from healthcare to tax reform. Equity markets continued to reach record highs, and the U.S. dollar continued to trend lower.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Core Bond Class I2 returned 1.11%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 0.90%.

STRATEGY REVIEW

U.S. Treasury yields rose across the curve, the yield curve flattened during the period, and the spread between the two-year and 10-year Treasury yields finished the fiscal year at 0.78%, down 21 basis points (“bps”) from the beginning of the fiscal year. Within Treasuries, the 30-year bellwether was the worst performer, posting (3.83)% during the year. The Fund’s underweight to Treasury debt was a positive for performance as spread sectors outpaced their risk free counterpart, with the exception of mortgage backed securities (“MBS”). The Fund’s duration and yield curve positioning was net negative for performance, as the Fund maintained an overweight in the belly of the curve (5-10 year maturities), underweight the 20+ year bucket, and held a marginally shorter duration posture versus its benchmark.

MBS trailed comparable duration Treasury debt, posting (0.10)% of duration-neutral excess returns over Treasuries. The Fund’s security selection within mortgages was positive for returns over this period.

Corporate bonds finished as the best performing investment grade domestic broad market sector during the period. Overall, the Bloomberg Barclays Corporate Index outperformed comparable duration Treasuries by 427 bps on the year; with industrial names being the best performing sub-sector, posting excess returns of 441 bps. The Fund’s underweight to credit was a negative for performance, as we were underweight and have had a bias toward Financials.

The Fund’s sector allocations did not change dramatically during the period. The Fund remained underweight Treasury debt, overweight in mortgage securities and asset backed securities (“ABS”), and neutral weight in corporate bonds.

The Fund’s duration ended the fiscal year at 5.75 years as compared to 5.86 years for the benchmark.

Barbara Miller

Peter Simons, CFA

Richard Figuly

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Fund Characteristics	Years
Average Maturity §	7.43
Duration †	5.75

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.1%
AAA	8.0
AA	4.1
A	11.3
BBB	17.1
BB	0.1
B	0.0 *
CCC and Below	0.1
Not Rated	6.1
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	1.11%	2.17%	3.71%	07/01/2009
Bloomberg Barclays US Aggregate Bond Index (A)	0.90%	2.04%	3.91%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 12.2%
ABFC Trust Series 2005-AQ1, Class A4, 4.80% (A), 01/25/2034	$ 259,481	$ 266,319
Academic Loan Funding Trust
Series 2012-1A, Class A1,
1-Month LIBOR + 0.80%, 2.04% (A), 12/27/2022 (B)	51,848	51,894
Series 2013-1A, Class A,
1-Month LIBOR + 0.80%, 2.04% (A), 12/26/2044 (B)	625,689	622,881
Ally Auto Receivables Trust Series 2016-1, Class A3, 1.47%, 04/15/2020	1,265,560	1,264,770
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	1,000,000	1,000,093
American Credit Acceptance Receivables Trust
Series 2016-2, Class C,
6.09%, 05/12/2022 (B)	800,000	820,526
Series 2016-3, Class A,
1.70%, 11/12/2020 (B)	226,965	226,880
Series 2016-3, Class C,
4.26%, 08/12/2022 (B)	722,000	731,928
Series 2016-4, Class C,
2.91%, 02/13/2023 (B)	530,000	531,528
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	2,097,499	2,196,097
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	200,000	223,296
Series 2014-SFR3, Class D,
5.04%, 12/17/2036 (B)	270,000	291,915
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	725,000	819,540
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	954,312	982,625
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (B)	1,800,000	1,870,617
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	825,000	894,735
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (B)	1,155,000	1,290,327
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (B)	400,000	405,700
AmeriCredit Automobile Receivables Trust
Series 2015-1, Class A3,
1.26%, 11/08/2019	202,599	202,553
Series 2015-2, Class A3,
1.27%, 01/08/2020	144,840	144,782
Series 2015-4, Class A3,
1.70%, 07/08/2020	1,209,611	1,209,949
Series 2016-1, Class A3,
1.81%, 10/08/2020	391,561	391,836
Series 2016-2, Class A2A,
1.42%, 10/08/2019	318,423	318,345
Series 2016-2, Class A3,
1.60%, 11/09/2020	342,000	341,728

	Principal	Value
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust (continued)
Series 2016-4, Class B,
1.83%, 12/08/2021	$ 700,000	$ 696,549
Series 2017-1, Class B,
2.30%, 02/18/2022	406,000	406,091
Series 2017-1, Class C,
2.71%, 08/18/2022	218,000	218,286
Series 2017-1, Class D,
3.13%, 01/18/2023	489,000	492,362
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (B) (C)	3,000,000	3,000,000
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (B)	83,300	83,246
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (B)	272,219	270,758
Series 2015-2, Class A,
3.34%, 11/15/2048 (B)	1,336,223	1,353,912
Series 2016-1, Class A,
2.57%, 06/15/2049 (B)	1,437,486	1,425,178
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (B) (C)	82,584	81,596
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (B)	276,476	276,180
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (B)	704,105	703,073
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	243,978	241,251
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 07/17/2023	185,000	185,378
California Republic Auto Receivables Trust
Series 2015-1, Class A4,
1.82%, 09/15/2020	967,330	967,468
Series 2015-2, Class A3,
1.31%, 08/15/2019	53,414	53,401
CAM Mortgage Trust Series 2017-1, Class A1, 3.22% (A), 08/01/2057 (B)	420,431	420,502
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C)	1,926,126	1,921,913
Capital Auto Receivables Asset Trust
Series 2015-4, Class A2,
1.62%, 03/20/2019	188,555	188,592
Series 2016-2, Class A2A,
1.32%, 01/22/2019	49,161	49,150
CarFinance Capital Auto Trust Series 2015-1A, Class A, 1.75%, 06/15/2021 (B)	67,147	67,114
CarMax Auto Owner Trust Series 2016-2, Class A3, 1.52%, 02/16/2021	543,000	541,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarNow Auto Receivables Trust
Series 2016-1A, Class A,
2.26%, 05/15/2019 (B)	$ 406,918	$ 407,089
Series 2016-1A, Class B,
3.49%, 02/15/2021 (B)	810,000	812,133
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 1.80% (A), 02/25/2033	419,129	393,101
Series 2003-6, Class 1A5,
5.10% (A), 11/25/2034	295,232	304,893
Chrysler Capital Auto Receivables Trust Series 2016-AA, Class A3, 1.77%, 10/15/2020 (B)	1,443,754	1,444,332
Citi Held For Asset Issuance
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (B)	259,736	261,867
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (B)	1,500,000	1,550,754
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (B)	171,915	172,924
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95% (A), 04/25/2032 (B)	6,103	6,051
CLUB Credit Trust Series 2017-NP1, Class A, 2.39%, 04/17/2023 (B)	315,602	315,779
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	690,074	680,191
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.17% (A), 06/25/2040 (B)	575,732	53,016
CPS Auto Receivables Trust
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	125,000	128,070
Series 2015-A, Class A,
1.53%, 07/15/2019 (B)	40,276	40,267
Series 2015-A, Class C,
4.00%, 02/16/2021 (B)	100,000	101,884
Series 2015-B, Class A,
1.65%, 11/15/2019 (B)	210,837	210,806
Series 2015-C, Class D,
4.63%, 08/16/2021 (B)	482,000	491,819
Series 2016-A, Class A,
2.25%, 10/15/2019 (B)	206,919	207,157
Series 2016-A, Class B,
3.34%, 05/15/2020 (B)	1,689,877	1,703,550
Series 2016-B, Class A,
2.07%, 11/15/2019 (B)	161,585	161,744
Series 2016-B, Class B,
3.18%, 09/15/2020 (B)	491,000	495,079
Series 2016-C, Class C,
3.27%, 06/15/2022 (B)	840,000	844,985
Series 2017-C, Class C,
2.86%, 06/15/2023 (B)	1,150,000	1,145,787

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class A,
2.40%, 02/15/2023 (B)	$ 1,003,218	$ 1,005,458
Series 2017-1A, Class A,
2.56%, 10/15/2025 (B)	621,000	621,926
Series 2017-1A, Class B,
3.04%, 12/15/2025 (B)	272,000	271,590
Series 2017-1A, Class C,
3.48%, 02/17/2026 (B)	250,000	251,943
Series 2017-2A, Class C,
3.35%, 06/15/2026 (B)	272,000	270,377
Diamond Resorts Owner Trust Series 2017-1A, Class A, 3.27%, 10/22/2029 (B)	1,300,000	1,298,009
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (B)	294,000	299,767
Series 2015-BA, Class D,
3.84%, 07/15/2021 (B)	640,000	653,195
Series 2015-DA, Class D,
4.59%, 01/17/2023 (B)	396,000	407,518
Series 2016-AA, Class B,
3.17%, 05/15/2020 (B)	359,898	360,471
Series 2016-AA, Class C,
3.91%, 05/17/2021 (B)	1,651,000	1,668,935
Series 2016-BA, Class B,
2.56%, 06/15/2020 (B)	320,618	321,213
Series 2016-CA, Class D,
4.18%, 03/15/2024 (B)	1,126,000	1,160,101
Series 2017-1, Class C,
2.84%, 04/15/2022	1,173,000	1,182,192
Series 2017-1, Class D,
3.84%, 03/15/2023	1,983,000	2,002,513
Series 2017-2, Class C,
2.75%, 09/15/2023	1,869,000	1,873,729
Series 2017-AA, Class B,
2.51%, 01/15/2021 (B)	305,000	306,281
Series 2017-AA, Class C,
2.98%, 01/18/2022 (B)	485,000	489,673
Series 2017-AA, Class D,
4.16%, 05/15/2024 (B)	648,000	667,725
DT Auto Owner Trust
Series 2016-1A, Class B,
2.79%, 05/15/2020 (B)	476,028	476,321
Series 2016-2A, Class C,
3.67%, 01/18/2022 (B)	174,000	175,389
Series 2016-3A, Class A,
1.75%, 11/15/2019 (B)	26,391	26,391
Series 2016-3A, Class B,
2.65%, 07/15/2020 (B)	1,100,000	1,101,935
Series 2016-4A, Class B,
2.02%, 08/17/2020 (B)	335,000	334,801
Series 2016-4A, Class D,
3.77%, 10/17/2022 (B)	578,700	580,588
Series 2017-1A, Class D,
3.55%, 11/15/2022 (B)	588,000	588,140
Series 2017-2A, Class C,
3.03%, 01/17/2023 (B)	946,000	944,701
Series 2017-3A, Class D,
3.58%, 05/15/2023 (B)	534,000	533,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B)	$ 357,114	$ 355,974
Exeter Automobile Receivables Trust
Series 2014-2A, Class C,
3.26%, 12/16/2019 (B)	97,094	97,607
Series 2015-2A, Class C,
3.90%, 03/15/2021 (B)	225,000	228,503
Series 2016-1A, Class A,
2.35%, 07/15/2020 (B)	142,760	142,985
Series 2016-1A, Class C,
5.52%, 10/15/2021 (B)	890,000	919,558
Series 2016-2A, Class A,
2.21%, 07/15/2020 (B)	327,703	327,734
Series 2016-2A, Class B,
3.64%, 02/15/2022 (B)	600,000	605,415
Series 2016-3A, Class A,
1.84%, 11/16/2020 (B)	911,517	911,453
Series 2016-3A, Class B,
2.84%, 08/16/2021 (B)	426,000	426,775
Series 2017-1A, Class C,
3.95%, 12/15/2022 (B)	315,000	318,013
Series 2017-3A, Class A,
2.05%, 12/15/2021 (B)	726,167	725,439
First Investors Auto Owner Trust
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (B)	71,474	71,473
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (B)	217,361	217,436
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (B)	308,370	307,807
Series 2017-2A, Class B,
2.65%, 11/15/2022 (B)	866,000	863,193
Series 2017-2A, Class C,
3.00%, 08/15/2023 (B)	1,500,000	1,494,820
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (B)	1,674,899	1,669,847
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (B)	385,000	387,065
Flagship Credit Auto Trust
Series 2014-1, Class B,
2.55%, 02/18/2020 (B)	30,452	30,492
Series 2015-1, Class A,
1.63%, 06/15/2020 (B)	74,307	74,285
Series 2015-3, Class A,
2.38%, 10/15/2020 (B)	434,546	435,838
Series 2015-3, Class B,
3.68%, 03/15/2022 (B)	252,000	255,183
Series 2015-3, Class C,
4.65%, 03/15/2022 (B)	189,000	194,582
Series 2016-1, Class A,
2.77%, 12/15/2020 (B)	347,000	349,007
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	1,050,000	1,110,372
Series 2016-2, Class A1,
2.28%, 05/15/2020 (B)	162,248	162,364
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	747,000	740,121

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2015-A, Class A3,
1.28%, 09/15/2019	$ 63,152	$ 63,115
Series 2016-B, Class A3,
1.33%, 10/15/2020	583,000	581,028
GLC Trust Series 2014-A, Class A, 3.00%, 07/15/2021 (B)	7,694	7,690
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (B)	138,406	138,326
Series 2016-1A, Class A,
2.73%, 10/15/2020 (B)	342,509	342,371
Series 2016-1A, Class B,
4.39%, 01/15/2021 (B)	360,000	360,401
Series 2016-1A, Class C,
6.90%, 10/15/2021 (B)	700,000	717,684
Series 2017-1A, Class B,
2.98%, 12/15/2021 (B)	1,300,000	1,300,165
GM Financial Automobile Leasing Trust
Series 2015-1, Class A3,
1.53%, 09/20/2018	17,073	17,073
Series 2017-2, Class A4,
2.18%, 06/21/2021	279,000	279,035
GMAT Trust Series 2013-1A, Class A, 6.97% (A), 11/25/2043 (B)	61,627	61,706
GO Financial Auto Securitization Trust Series 2015-2, Class B, 4.80%, 08/17/2020 (B)	358,446	360,873
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	176,736	176,649
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (B)	740,073	750,580
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (B)	365,490	370,554
Green Tree Agency Advance Funding Trust I
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (B)	428,000	425,821
Series 2016-T1, Class BT1,
3.12%, 10/15/2048 (B)	580,000	576,532
HERO Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (B)	530,090	523,590
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (B)	1,296,901	1,345,425
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	473,726	473,169
Honda Auto Receivables Owner Trust Series 2016-1, Class A3, 1.22%, 12/18/2019	939,841	937,485
HSBC Home Equity Loan Trust Series 2007-3, Class APT, 1-Month LIBOR + 1.20%, 2.44% (A), 11/20/2036	885	886

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust
Series 2015-B, Class A3,
1.12%, 11/15/2019	$ 110,770	$ 110,554
Series 2016-A, Class A3,
1.56%, 09/15/2020	368,000	367,316
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (B)	3,375,000	3,459,894
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.92% (A), 08/25/2038 (B)	3,100,767	75,618
Series 2014-2, Class A,
2.94% (A), 04/25/2040 (B)	519,713	43,061
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (B)	148,497	149,255
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (B)	184,249	184,732
Lendmark Funding Trust
Series 2016-A, Class A,
4.82%, 08/21/2023 (B)	1,370,000	1,395,144
Series 2017-1A, Class A,
2.83%, 12/22/2025 (B)	830,000	830,736
Series 2017-1A, Class B,
3.77%, 12/22/2025 (B)	2,200,000	2,221,495
Series 2017-1A, Class C,
5.41%, 12/22/2025 (B)	1,850,000	1,853,217
LV Tower 52 Series 2013-1, Class A, 5.75%, 02/15/2023 (B) (C)	1,448,166	1,448,166
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (B)	1,109,000	1,113,358
Marlette Funding Trust
Series 2016-1A, Class A,
3.06%, 01/17/2023 (B)	380,361	381,603
Series 2017-1A, Class A,
2.83%, 03/15/2024 (B)	1,083,997	1,087,877
Series 2017-2A, Class A,
2.39%, 07/15/2024 (B)	3,455,396	3,457,399
Murray Hill Marketplace Trust
Series 2016-LC1, Class A,
4.19%, 11/25/2022 (B)	288,849	289,766
Nationstar HECM Loan Trust
Series 2016-2A, Class A,
2.24% (A), 06/25/2026 (B)	164,357	164,871
Series 2016-3A, Class A,
2.01%, 08/25/2026 (B)	235,900	235,900
Series 2017-1A, Class M1,
2.94%, 05/25/2027 (B)	160,000	159,952
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (B)	930,000	924,054
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (B)	625,000	624,096
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A3,
1.32%, 01/15/2021	476,000	473,648

	Principal	Value
ASSET-BACKED SECURITIES (continued)
NRPL Trust
Series 2015-1A, Class A1,
3.88% (A), 11/01/2054 (B)	$ 558,348	$ 558,777
Series 2015-2A, Class A1,
3.75% (A), 10/25/2057 (B)	687,979	688,598
Series 2015-2A, Class A2,
3.75% (A), 10/25/2057 (B)	500,000	493,461
NRZ Advance Receivables Trust
Series 2016-T1, Class AT1,
2.75%, 06/15/2049 (B)	423,000	419,343
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (B)	1,855,000	1,845,834
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (B)	940,599	930,439
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (B)	432,000	432,936
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (B)	837,000	841,221
Series 2016-1A, Class B,
7.63%, 05/17/2020 (B)	273,000	280,016
OneMain Direct Auto Receivables Trust
Series 2016-1A, Class A,
2.04%, 01/15/2021 (B)	278,772	279,129
OneMain Financial Issuance Trust
Series 2014-1A, Class B,
3.24%, 06/18/2024 (B)	366,013	366,139
Series 2014-2A, Class A,
2.47%, 09/18/2024 (B)	165,444	165,560
Series 2015-1A, Class A,
3.19%, 03/18/2026 (B)	892,000	898,638
Series 2015-1A, Class B,
3.85%, 03/18/2026 (B)	500,000	507,061
Series 2015-2A, Class A,
2.57%, 07/18/2025 (B)	1,044,890	1,046,319
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	372,000	371,814
Series 2016-1A, Class A,
3.66%, 02/20/2029 (B)	960,000	980,303
Oportun Funding II LLC
Series 2016-A, Class A,
4.70%, 03/08/2021 (B)	1,257,000	1,271,412
Series 2016-A, Class B,
6.41%, 03/08/2021 (B)	405,000	411,460
Oportun Funding III LLC
Series 2016-B, Class A,
3.69%, 07/08/2021 (B)	952,000	959,791
Series 2016-B, Class B,
5.16%, 07/08/2021 (B)	642,000	653,011
Oportun Funding IV LLC
Series 2016-C, Class B,
4.85%, 11/08/2021 (B)	472,769	478,530
Oportun Funding VI LLC
Series 2017-A, Class A,
3.23%, 06/08/2023 (B)	616,000	616,908
Oportun Funding VII LLC
Series 2017-B, Class A,
3.22%, 10/10/2023 (B)	542,000	541,181

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (B)	$ 2,732,112	$ 2,748,846
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (B)	478,000	479,505
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (B)	2,482,359	2,503,790
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (B)	700,000	725,543
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (B)	275,000	288,673
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (B)	3,000,000	2,984,577
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A,
2.56%, 06/15/2023 (B)	622,369	624,375
Series 2017-2A, Class A,
2.41%, 09/15/2023 (B)	961,130	963,104
Series 2017-3A, Class A,
2.36%, 11/15/2023 (B)	1,670,000	1,668,519
Purchasing Power Funding LLC
Series 2015-A, Class A2,
4.75%, 12/15/2019 (B)	1,450,000	1,454,985
Series 2016-A, Class NT,
5.50%, 02/27/2019 (C)	333,958	333,958
RBSHD Trust
Series 2013-1A, Class A,
7.69% (A), 10/25/2047 (B) (C)	201,248	201,658
Renew
Series 2017-1A, Class A,
3.67%, 09/20/2052 (B)	513,240	509,941
Rice Park Financing Trust
Series 2016-A, Class A,
4.63%, 10/31/2041 (B) (C)	2,191,842	2,191,842
Santander Drive Auto Receivables Trust
Series 2016-2, Class A3,
1.56%, 05/15/2020	544,295	544,265
Saxon Asset Securities Trust
Series 2003-1, Class AF6,
4.77% (A), 06/25/2033	39,258	39,530
Sierra Auto Receivables Securitization Trust
Series 2016-1A, Class A,
2.85%, 01/18/2022 (B)	123,102	123,420
Skopos Auto Receivables Trust
Series 2015-2A, Class A,
3.55%, 02/15/2020 (B)	7,230	7,230
SoFi Consumer Loan Program LLC
Series 2016-2A, Class A,
3.09%, 10/27/2025 (B)	458,384	462,393
SpringCastle America Funding LLC
Series 2016-AA, Class A,
3.05%, 04/25/2029 (B)	479,701	482,203
Springleaf Funding Trust
Series 2015-AA, Class A,
3.16%, 11/15/2024 (B)	1,153,000	1,159,536

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2,
3.45%, 02/25/2032	$ 124,755	$ 123,914
Series 2004-6XS, Class A5A,
6.03% (A), 03/25/2034	222,536	221,703
Series 2004-6XS, Class A5B,
6.05% (A), 03/25/2034	222,536	224,505
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A3,
1.30%, 04/15/2020	435,000	433,822
Tricolor Auto Securitization Trust
Series 2017-1, Class A,
5.09%, 05/15/2020 (B) (C)	800,489	799,159
Tricon American Homes Trust
Series 2016-SFR1, Class A,
2.59%, 11/17/2033 (B)	664,000	658,003
U.S. Residential Opportunity Fund III Trust
Series 2016-1III, Class A,
3.47% (A), 07/27/2036 (B)	547,293	547,054
United Auto Credit Securitization Trust
Series 2017-1, Class A,
1.89%, 05/10/2019 (B)	658,990	658,590
Upstart Securitization Trust
Series 2017-1, Class A,
2.64%, 06/20/2024 (B)	684,824	684,111
Verizon Owner Trust
Series 2016-1A, Class A,
1.42%, 01/20/2021 (B)	163,000	162,189
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (B)	1,801,000	1,801,297
VM DEBT LLC
Series 2017-1, Class A,
6.50%, 10/02/2024 (B) (C)	1,450,000	1,450,000
VOLT LIV LLC
Series 2017-NPL1, Class A1,
3.50% (A), 02/25/2047 (B)	427,145	429,570
VOLT LIX LLC
Series 2017-NPL6, Class A1,
3.25% (A), 05/25/2047 (B)	464,251	467,160
VOLT LV LLC
Series 2017-NPL2, Class A1,
3.50% (A), 03/25/2047 (B)	416,715	419,643
VOLT LVI LLC
Series 2017-NPL3, Class A1,
3.50% (A), 03/25/2047 (B)	1,064,305	1,072,172
VOLT LVII LLC
Series 2017-NPL4, Class A1,
3.38% (A), 04/25/2047 (B)	810,074	815,524
VOLT LVIII LLC
Series 2017-NPL5, Class A1,
3.38% (A), 05/28/2047 (B)	507,130	510,576
VOLT LX LLC
Series 2017-NPL7, Class A1,
3.25% (A), 04/25/2059 (B)	726,505	730,251
VOLT LXI LLC
Series 2017-NPL8, Class A1,
3.13% (A), 06/25/2047 (B)	882,746	885,217

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VOLT XIX LLC
Series 2014-NP11, Class A1,
3.88% (A), 04/25/2055 (B)	$ 51,787	$ 51,794
VOLT XL LLC
Series 2015-NP14, Class A1,
4.38% (A), 11/27/2045 (B)	204,810	205,607
VOLT XXII LLC
Series 2015-NPL4, Class A1,
3.50% (A), 02/25/2055 (B)	154,748	155,202
VOLT XXIV LLC
Series 2015-NPL6, Class A1,
3.50% (A), 02/25/2055 (B)	254,635	255,879
VOLT XXV LLC
Series 2015-NPL8, Class A1,
3.50% (A), 06/26/2045 (B)	1,102,756	1,102,610
Westgate Resorts LLC
Series 2017-1A, Class A,
3.05%, 12/20/2030 (B)	517,684	518,283
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (B)	500,000	505,713
Series 2016-1A, Class A2A,
1.82%, 01/15/2019 (B)	39,167	39,168
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (B)	328,146	328,118
Series 2016-2A, Class D,
4.10%, 06/15/2021 (B)	280,000	284,073
Series 2017-1A, Class C,
2.70%, 10/17/2022 (B)	374,000	375,165
World Omni Auto Receivables Trust
Series 2015-A, Class A3,
1.34%, 05/15/2020	53,358	53,309

Total Asset-Backed Securities (Cost $159,257,053)		160,342,502

CORPORATE DEBT SECURITIES - 26.3%
Aerospace & Defense - 0.4%
Airbus SE
3.15%, 04/10/2027 (B)	327,000	331,280
3.95%, 04/10/2047 (B)	150,000	156,264
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	230,000	240,992
3.85%, 12/15/2025 (B)	250,000	260,755
BAE Systems PLC
5.80%, 10/11/2041 (B)	239,000	294,177
L3 Technologies, Inc.
3.85%, 12/15/2026	93,000	96,569
Lockheed Martin Corp.
3.10%, 01/15/2023	89,000	91,364
4.07%, 12/15/2042	120,000	123,206
4.09%, 09/15/2052	436,000	443,003
4.50%, 05/15/2036	550,000	607,998
Northrop Grumman Corp.
3.20%, 02/01/2027	268,000	270,369
3.25%, 01/15/2028	130,000	130,967
3.85%, 04/15/2045	49,000	48,562
Precision Castparts Corp.
3.25%, 06/15/2025	150,000	153,442
4.20%, 06/15/2035	150,000	157,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
Rockwell Collins, Inc.
3.20%, 03/15/2024	$ 140,000	$ 142,724
Textron, Inc.
3.65%, 03/15/2027	171,000	174,387
United Technologies Corp.
4.15%, 05/15/2045	148,000	153,987
4.50%, 06/01/2042	257,000	279,875
6.70%, 08/01/2028	260,000	336,937
8.88%, 11/15/2019	250,000	283,551

		4,777,559

Air Freight & Logistics - 0.1%
FedEx Corp.
3.25%, 04/01/2026	151,000	152,819
3.90%, 02/01/2035	96,000	97,317
4.10%, 04/15/2043	130,000	129,837
United Parcel Service of America, Inc.
8.38%, 04/01/2020	60,000	68,876
8.38% (D), 04/01/2030	200,000	287,684

		736,533

Airlines - 0.4%
Air Canada Pass-Through Trust
4.13%, 11/15/2026 (B)	103,301	108,792
American Airlines Pass-Through Trust
3.00%, 04/15/2030	818,749	808,106
3.35%, 04/15/2031	164,000	164,820
3.60%, 04/15/2031	200,000	204,538
3.65%, 02/15/2029 - 12/15/2029	926,738	956,121
3.70%, 04/15/2027	565,000	565,325
5.25%, 07/31/2022	55,550	59,091
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	203,346	212,191
5.98%, 10/19/2023	215,684	238,527
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	90,803	94,895
4.95%, 11/23/2020	114,128	117,677
5.30%, 10/15/2020	40,948	42,639
6.82%, 02/10/2024	106,541	122,661
United Airlines Pass-Through Trust
2.88%, 04/07/2030	600,000	585,660
3.45%, 01/07/2030	311,000	316,443
3.65%, 07/07/2027 (E)	230,000	229,908

		4,827,394

Automobiles - 0.2%
Ford Motor Co.
7.45%, 07/16/2031	1,300,000	1,688,575
General Motors Co.
5.15%, 04/01/2038	260,000	270,407
6.60%, 04/01/2036	606,000	725,191
KIA Motors Corp.
2.63%, 04/21/2021 (B)	200,000	198,390

		2,882,563

Banks - 4.5%
ABN AMRO Bank NV
2.10%, 01/18/2019 (B)	279,000	279,790
4.75%, 07/28/2025 (B)	600,000	635,880
ANZ New Zealand International, Ltd.
2.60%, 09/23/2019 (B)	219,000	221,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ANZ New Zealand International, Ltd. (continued)
2.85%, 08/06/2020 (B)	$ 250,000	$ 254,188
3.45%, 07/17/2027 (B)	222,000	225,051
Australia & New Zealand Banking Group, Ltd.
4.40%, 05/19/2026 (B)	200,000	209,163
4.88%, 01/12/2021, MTN (B)	137,000	147,381
Bank of America Corp.
2.50%, 10/21/2022, MTN	27,000	26,688
3.25%, 10/21/2027, MTN	398,000	391,731
3.30%, 01/11/2023, MTN	2,600,000	2,663,407
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	1,300,000	1,329,118
3.88%, 08/01/2025, MTN	291,000	305,148
3.95%, 04/21/2025, MTN	595,000	613,210
4.00%, 01/22/2025, MTN	140,000	144,996
4.45%, 03/03/2026, MTN	222,000	236,037
5.00%, 05/13/2021, MTN	50,000	54,291
5.63%, 07/01/2020, MTN	2,340,000	2,539,268
5.75%, 12/01/2017	220,000	220,750
5.88%, 02/07/2042, MTN	400,000	515,796
6.88%, 04/25/2018, MTN	600,000	614,583
Bank of Montreal
1.40%, 04/10/2018	250,000	249,877
1.50%, 07/18/2019, MTN	261,000	259,316
2.35%, 09/11/2022, MTN	200,000	198,146
Bank of Nova Scotia
1.45%, 04/25/2018	455,000	454,704
1.85%, 04/14/2020 (F)	400,000	398,552
1.88%, 09/20/2021 (B)	330,000	323,054
2.45%, 09/19/2022	200,000	199,160
Banque Federative du Credit Mutuel SA
2.00%, 04/12/2019 (B)	200,000	200,034
Barclays PLC
3.20%, 08/10/2021	629,000	637,190
3.65%, 03/16/2025	223,000	223,839
4.38%, 01/12/2026	463,000	485,135
5.25%, 08/17/2045	200,000	228,352
BB&T Corp.
2.63%, 06/29/2020, MTN	300,000	304,679
5.25%, 11/01/2019	90,000	95,559
6.85%, 04/30/2019, MTN	250,000	268,056
BNZ International Funding, Ltd.
2.65%, 11/03/2022 (B) (F)	650,000	648,531
BPCE SA
1.63%, 01/26/2018, MTN	300,000	299,957
4.63%, 07/11/2024 (B)	600,000	633,090
Canadian Imperial Bank of Commerce
2.25%, 07/21/2020 (B)	234,000	234,677
2.55%, 06/16/2022	350,000	350,167
Citigroup, Inc.
2.05%, 12/07/2018	300,000	300,300
2.15%, 07/30/2018	219,000	219,535
2.35%, 08/02/2021	192,000	191,052
2.40%, 02/18/2020	800,000	804,132
2.70%, 03/30/2021	474,000	478,150
2.75%, 04/25/2022	650,000	652,054
3.40%, 05/01/2026	400,000	403,622
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	400,000	404,311

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
3.70%, 01/12/2026	$ 1,350,000	$ 1,391,718
4.13%, 07/25/2028	85,000	87,565
4.40%, 06/10/2025	398,000	420,557
4.65%, 07/30/2045	98,000	108,882
4.75%, 05/18/2046	400,000	434,204
8.13%, 07/15/2039	56,000	87,966
Citizens Financial Group, Inc.
2.38%, 07/28/2021	78,000	77,381
4.30%, 12/03/2025	77,000	80,519
Comerica, Inc.
2.13%, 05/23/2019	250,000	250,130
Commonwealth Bank of Australia
2.50%, 09/18/2022 (B)	300,000	299,356
4.50%, 12/09/2025 (B) (F)	200,000	210,024
Cooperatieve Rabobank UA
3.88%, 02/08/2022	300,000	318,441
5.80%, 09/30/2110 (B)	300,000	387,151
Credit Agricole SA
4.13%, 01/10/2027 (B)	250,000	261,798
4.38%, 03/17/2025 (B)	200,000	209,333
Danske Bank A/S
2.00%, 09/08/2021 (B)	201,000	197,824
2.70%, 03/02/2022 (B)	213,000	214,031
Discover Bank 4.20%, 08/08/2023	550,000	584,430
Fifth Third Bancorp 2.88%, 07/27/2020	208,000	211,800
Fifth Third Bank
2.38%, 04/25/2019	270,000	271,641
3.85%, 03/15/2026	200,000	206,385
HSBC Holdings PLC
2.65%, 01/05/2022	250,000	250,391
3.60%, 05/25/2023	2,007,000	2,089,254
4.00%, 03/30/2022	911,000	962,864
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	695,000	727,895
4.25%, 03/14/2024	500,000	525,486
Huntington Bancshares, Inc.
2.30%, 01/14/2022	475,000	469,043
3.15%, 03/14/2021	282,000	288,861
Huntington National Bank 2.00%, 06/30/2018	250,000	250,625
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	400,000	395,094
ING Bank NV
1.65%, 08/15/2019 (B)	260,000	257,922
2.00%, 11/26/2018 (B)	200,000	200,192
5.80%, 09/25/2023 (B)	200,000	227,831
ING Groep NV 3.95%, 03/29/2027	200,000	209,378
Intesa Sanpaolo SpA 3.88%, 07/14/2027 (B)	320,000	322,071
KeyBank NA
3.18%, 10/15/2027	250,000	254,922
5.70%, 11/01/2017	245,000	245,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC
3.00%, 01/11/2022	$ 200,000	$ 202,499
3.75%, 01/11/2027	547,000	557,262
4.58%, 12/10/2025	200,000	210,929
Macquarie Bank, Ltd.
2.60%, 06/24/2019 (B)	100,000	100,745
3.90%, 01/15/2026 (B)	570,000	594,105
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	251,099
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/2023	200,000	196,187
2.67%, 07/25/2022	270,000	269,550
2.95%, 03/01/2021	297,000	301,764
Mizuho Bank, Ltd. 1.80%, 03/26/2018 (B) (F)	200,000	200,152
Mizuho Financial Group, Inc. 2.63%, 04/12/2021 (B)	263,000	263,203
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	54,000	53,975
National Australia Bank, Ltd.
2.50%, 07/12/2026	250,000	238,549
3.38%, 01/14/2026	400,000	407,977
Nordea Bank AB
1.63%, 05/15/2018 (B)	500,000	500,102
4.25%, 09/21/2022 (B)	384,000	405,712
PNC Bank NA 6.88%, 04/01/2018	600,000	612,993
PNC Financial Services Group, Inc.
4.38%, 08/11/2020	75,000	79,365
5.13%, 02/08/2020	250,000	266,938
6.70%, 06/10/2019	75,000	80,621
Regions Financial Corp.
2.75%, 08/14/2022	200,000	200,348
3.20%, 02/08/2021	321,000	328,259
Royal Bank of Canada
1.88%, 02/05/2020	500,000	498,658
2.75%, 02/01/2022, MTN	99,000	100,558
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	350,000	358,975
Santander UK Group Holdings PLC
3.13%, 01/08/2021	115,000	116,891
3.57%, 01/10/2023	360,000	367,580
4.75%, 09/15/2025 (B)	250,000	261,747
Santander UK PLC 2.50%, 03/14/2019	350,000	352,608
Societe Generale SA
2.50%, 04/08/2021 (B)	300,000	300,404
4.25%, 04/14/2025 (B)	270,000	277,256
Stadshypotek AB 1.88%, 10/02/2019 (B)	530,000	528,499
Standard Chartered PLC 3.05%, 01/15/2021 (B)	1,000,000	1,014,579
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021	239,000	238,208
2.63%, 07/14/2026	322,000	306,487
2.78%, 07/12/2022 - 10/18/2022	729,000	730,249
2.85%, 01/11/2022	400,000	403,237
2.93%, 03/09/2021	270,000	274,399

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (B)	$ 600,000	$ 598,113
SunTrust Banks, Inc.
2.70%, 01/27/2022	91,000	91,546
2.90%, 03/03/2021	265,000	269,384
Toronto-Dominion Bank
1.75%, 07/23/2018, MTN	244,000	244,211
1.80%, 07/13/2021 (F)	114,000	112,018
2.13%, 04/07/2021, MTN	115,000	114,474
2.25%, 03/15/2021 (B)	300,000	299,837
2.50%, 12/14/2020, MTN	150,000	151,545
Fixed until 09/15/2026, 3.63% (A), 09/15/2031	223,000	221,701
US Bancorp
2.38%, 07/22/2026, MTN	100,000	95,052
2.63%, 01/24/2022, MTN	133,000	134,579
3.00%, 03/15/2022, MTN	233,000	239,486
3.15%, 04/27/2027, MTN	250,000	250,987
Wells Fargo & Co.
2.15%, 01/30/2020, MTN	1,300,000	1,302,926
2.50%, 03/04/2021	532,000	534,180
3.00%, 02/19/2025, MTN	509,000	504,957
3.07%, 01/24/2023	1,339,000	1,356,913
3.30%, 09/09/2024, MTN	1,300,000	1,321,839
3.55%, 09/29/2025, MTN	400,000	410,551
4.10%, 06/03/2026, MTN	121,000	125,973
4.30%, 07/22/2027, MTN	246,000	259,827
4.65%, 11/04/2044, MTN	184,000	197,625
4.75%, 12/07/2046, MTN	239,000	261,188
4.90%, 11/17/2045, MTN	202,000	224,187
5.63%, 12/11/2017	150,000	150,653
Westpac Banking Corp.
2.00%, 03/03/2020 (B)	236,000	235,460
2.10%, 02/25/2021 (B)	600,000	598,116
2.50%, 06/28/2022	200,000	200,219
2.60%, 11/23/2020	100,000	101,222
Fixed until 11/23/2026, 4.32% (A), 11/23/2031, MTN	260,000	269,433

		59,091,777

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/2019	118,000	118,116
3.30%, 02/01/2023	2,109,000	2,170,892
4.70%, 02/01/2036	2,939,000	3,217,791
Anheuser-Busch InBev Worldwide, Inc. 8.20%, 01/15/2039	240,000	379,251
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	250,000	262,580
Constellation Brands, Inc. 4.25%, 05/01/2023	90,000	96,199
Diageo Capital PLC 4.83%, 07/15/2020	90,000	96,797
Dr Pepper Snapple Group, Inc. 3.43%, 06/15/2027 (B)	120,000	120,652
Molson Coors Brewing Co. 3.00%, 07/15/2026	198,000	192,828

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
PepsiCo, Inc.
3.10%, 07/17/2022	$ 148,000	$ 153,006
3.45%, 10/06/2046	300,000	285,102
4.60%, 07/17/2045	78,000	88,866
4.88%, 11/01/2040	33,000	38,398

		7,220,478

Biotechnology - 0.6%
AbbVie, Inc.
2.85%, 05/14/2023	200,000	200,775
3.20%, 11/06/2022	431,000	441,536
3.60%, 05/14/2025	508,000	522,200
4.30%, 05/14/2036	225,000	235,978
4.50%, 05/14/2035	1,151,000	1,233,410
Amgen, Inc.
3.63%, 05/15/2022	456,000	476,167
4.40%, 05/01/2045	250,000	263,229
4.66%, 06/15/2051	841,000	909,542
4.95%, 10/01/2041	100,000	112,832
Biogen, Inc.
3.63%, 09/15/2022	147,000	153,867
5.20%, 09/15/2045	80,000	91,944
Celgene Corp.
2.13%, 08/15/2018	509,000	510,453
3.63%, 05/15/2024	298,000	307,406
3.88%, 08/15/2025	150,000	155,958
4.35%, 11/15/2047	167,000	166,554
5.70%, 10/15/2040	160,000	190,581
Gilead Sciences, Inc.
2.50%, 09/01/2023	61,000	60,704
3.50%, 02/01/2025	90,000	93,566
3.70%, 04/01/2024	381,000	401,058
4.00%, 09/01/2036	72,000	74,446
4.60%, 09/01/2035	583,000	648,796

		7,251,002

Building Products - 0.1%
Johnson Controls International PLC
4.25%, 03/01/2021	150,000	158,350
4.95% (D), 07/02/2064	200,000	217,091
5.13%, 09/14/2045	43,000	49,429
5.25%, 12/01/2041	300,000	344,586

		769,456

Capital Markets - 2.3%
Ameriprise Financial, Inc. 2.88%, 09/15/2026	349,000	340,995
Bank of New York Mellon Corp.
2.20%, 03/04/2019 - 08/16/2023, MTN	400,000	392,802
2.50%, 04/15/2021, MTN	267,000	269,516
2.60%, 08/17/2020, MTN	100,000	101,388
2.80%, 05/04/2026, MTN	76,000	74,605
4.60%, 01/15/2020, MTN	40,000	42,256
5.45%, 05/15/2019	200,000	210,620
BlackRock, Inc. 3.38%, 06/01/2022	174,000	181,186
Charles Schwab Corp.
3.20%, 03/02/2027	500,000	504,459
3.23%, 09/01/2022	100,000	102,193

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
CME Group, Inc. 3.00%, 03/15/2025	$ 160,000	$ 162,955
Credit Suisse AG
2.30%, 05/28/2019, MTN	500,000	502,730
3.00%, 10/29/2021	250,000	255,460
Credit Suisse Group AG 3.57%, 01/09/2023 (B)	250,000	255,966
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	950,000	975,688
3.80%, 09/15/2022	250,000	259,800
4.88%, 05/15/2045	250,000	280,669
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	244,000	246,480
Deutsche Bank AG
1.88%, 02/13/2018	120,000	120,025
3.13%, 01/13/2021, MTN	58,000	58,549
4.10%, 01/13/2026	700,000	719,803
4.25%, 10/14/2021	392,000	410,083
E*TRADE Financial Corp. 3.80%, 08/24/2027	83,000	83,518
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	666,000	659,648
2.60%, 04/23/2020	33,000	33,239
Fixed until 10/31/2021, 2.88% (A), 10/31/2022	350,000	350,220
Fixed until 07/24/2022, 2.91% (A), 07/24/2023	300,000	298,692
Fixed until 06/05/2022, 2.91% (A), 06/05/2023	474,000	473,099
Fixed until 09/29/2024, 3.27% (A), 09/29/2025	725,000	722,478
3.50%, 01/23/2025 - 11/16/2026	362,000	365,030
3.63%, 01/22/2023	1,800,000	1,861,828
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	907,000	913,944
3.75%, 05/22/2025	101,000	104,026
3.85%, 01/26/2027	815,000	833,892
4.25%, 10/21/2025	100,000	104,332
5.15%, 05/22/2045	48,000	54,665
5.38%, 03/15/2020, MTN	1,021,000	1,093,057
5.95%, 01/18/2018	190,000	191,738
6.75%, 10/01/2037	200,000	264,042
7.50%, 02/15/2019, MTN	2,475,000	2,645,207
Invesco Finance PLC 4.00%, 01/30/2024	160,000	169,262
Macquarie Group, Ltd.
6.00%, 01/14/2020 (B)	450,000	484,593
6.25%, 01/14/2021 (B)	725,000	803,906
Morgan Stanley
1.88%, 01/05/2018	170,000	170,086
2.45%, 02/01/2019, MTN	285,000	286,486
2.50%, 04/21/2021, MTN	213,000	213,468
2.65%, 01/27/2020	315,000	317,842
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	1,067,000	1,074,053
3.88%, 01/27/2026, MTN	919,000	958,783
4.00%, 07/23/2025, MTN	1,596,000	1,680,724
4.10%, 05/22/2023, MTN	150,000	157,921
5.00%, 11/24/2025	497,000	542,134
5.63%, 09/23/2019, MTN	1,000,000	1,063,378
7.30%, 05/13/2019, MTN	1,800,000	1,939,705
Nomura Holdings, Inc. 6.70%, 03/04/2020	257,000	281,928
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (A), 05/08/2032	343,000	341,842

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
State Street Corp.
2.65%, 05/19/2026	$ 150,000	$ 146,593
3.70%, 11/20/2023	615,000	656,164
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	138,000	140,696
Thomson Reuters Corp.
3.95%, 09/30/2021	400,000	416,155
4.70%, 10/15/2019	75,000	78,440
UBS Group Funding Switzerland AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	200,000	199,720
3.49%, 05/23/2023 (B)	400,000	409,968
4.13%, 09/24/2025 - 04/15/2026 (B)	521,000	549,315

		30,604,045

Chemicals - 0.4%
Agrium, Inc.
3.38%, 03/15/2025	120,000	121,090
4.13%, 03/15/2035	450,000	457,211
5.25%, 01/15/2045	114,000	131,629
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	228,000	221,744
CF Industries, Inc. 4.50%, 12/01/2026 (B)	633,000	666,413
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (B)	181,000	186,062
Dow Chemical Co.
3.00%, 11/15/2022	87,000	88,646
4.13%, 11/15/2021	87,000	92,236
E.I. du Pont de Nemours & Co. 4.90%, 01/15/2041	90,000	102,269
Ecolab, Inc. 5.50%, 12/08/2041	420,000	518,259
Monsanto Co. 4.70%, 07/15/2064	100,000	101,895
Mosaic Co.
4.25%, 11/15/2023 (F)	209,000	218,423
4.88%, 11/15/2041	253,000	242,659
5.45%, 11/15/2033	472,000	499,856
Potash Corp. of Saskatchewan, Inc.
3.00%, 04/01/2025	137,000	134,433
6.50%, 05/15/2019	260,000	276,206
PPG Industries, Inc. 9.00%, 05/01/2021	310,000	372,887
Praxair, Inc. 2.65%, 02/05/2025	82,000	81,177
Sherwin-Williams Co. 3.13%, 06/01/2024	136,000	137,634
Union Carbide Corp.
7.50%, 06/01/2025	400,000	501,205
7.75%, 10/01/2096	210,000	287,352

		5,439,286

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	175,000	186,316
5.25%, 10/01/2020 (B)	65,000	70,086
5.63%, 03/15/2042 (B)	141,000	163,560
6.70%, 06/01/2034 (B)	331,000	415,288

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Pitney Bowes, Inc. 5.60%, 03/15/2018, MTN	$ 100,000	$ 101,022
Republic Services, Inc. 2.90%, 07/01/2026	96,000	93,929

		1,030,201

Communications Equipment - 0.1%
Cisco Systems, Inc.
2.95%, 02/28/2026	73,000	73,457
3.00%, 06/15/2022	194,000	199,913
3.63%, 03/04/2024	200,000	212,284
5.90%, 02/15/2039	100,000	133,412
Harris Corp.
3.83%, 04/27/2025	400,000	415,239
4.85%, 04/27/2035	130,000	144,604

		1,178,909

Construction & Engineering - 0.1%
ABB Finance USA, Inc.
2.88%, 05/08/2022	352,000	358,751
4.38%, 05/08/2042	128,000	136,634
Fluor Corp. 3.38%, 09/15/2021	547,000	564,155

		1,059,540

Construction Materials - 0.0% (G)
CRH America, Inc. 5.13%, 05/18/2045 (B)	200,000	227,777
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	276,000	273,901

		501,678

Consumer Finance - 1.1%
American Express Co.
3.63%, 12/05/2024	63,000	65,033
7.00%, 03/19/2018	700,000	714,192
American Express Credit Corp.
1.80%, 07/31/2018, MTN	163,000	163,116
2.25%, 05/05/2021, MTN	145,000	145,120
2.38%, 05/26/2020, MTN	212,000	213,486
2.70%, 03/03/2022, MTN	90,000	90,940
American Honda Finance Corp.
2.30%, 09/09/2026, MTN	67,000	63,494
2.90%, 02/16/2024, MTN	150,000	152,092
7.63%, 10/01/2018 (B)	300,000	316,120
BMW US Capital LLC 2.25%, 09/15/2023 (B)	330,000	323,510
Capital One Financial Corp.
3.20%, 02/05/2025	123,000	122,336
3.75%, 04/24/2024 - 07/28/2026	1,172,000	1,201,158
4.20%, 10/29/2025	512,000	527,897
Capital One NA
2.40%, 09/05/2019	350,000	351,289
2.95%, 07/23/2021	250,000	253,033
Daimler Finance North America LLC 2.88%, 03/10/2021 (B)	550,000	558,224
Ford Motor Credit Co. LLC
2.02%, 05/03/2019	363,000	362,743
2.24%, 06/15/2018	200,000	200,502
2.94%, 01/08/2019, MTN	400,000	404,243

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Ford Motor Credit Co. LLC (continued)
3.34%, 03/28/2022	$ 600,000	$ 612,067
3.81%, 01/09/2024	332,000	340,570
3.82%, 11/02/2027	400,000	397,973
4.13%, 08/04/2025	212,000	218,502
General Motors Financial Co., Inc.
3.45%, 01/14/2022 - 04/10/2022	1,012,000	1,036,260
3.70%, 05/09/2023	376,000	385,358
3.95%, 04/13/2024	485,000	499,895
4.00%, 01/15/2025 - 10/06/2026	554,000	560,007
4.30%, 07/13/2025	200,000	207,264
4.35%, 01/17/2027	862,000	886,691
Hyundai Capital America
2.00%, 07/01/2019 (B)	86,000	85,294
2.40%, 10/30/2018 (B)	143,000	143,056
3.00%, 03/18/2021 (B)	250,000	250,281
John Deere Capital Corp.
1.60%, 07/13/2018, MTN	71,000	71,011
2.75%, 03/15/2022, MTN	153,000	155,487
2.80%, 03/06/2023, MTN	363,000	368,055
2.80%, 09/08/2027, MTN (F)	200,000	196,840
5.75%, 09/10/2018, MTN	100,000	103,518
Nissan Motor Acceptance Corp.
1.55%, 09/13/2019 (B)	138,000	136,679
2.55%, 03/08/2021 (B)	500,000	502,560
PACCAR Financial Corp. 2.25%, 02/25/2021, MTN	156,000	155,568
Synchrony Financial 3.70%, 08/04/2026	658,000	651,443
Toyota Motor Credit Corp.
1.90%, 04/08/2021, MTN	194,000	192,350
2.80%, 07/13/2022, MTN	250,000	254,863

		14,640,120

Containers & Packaging - 0.1%
International Paper Co.
3.00%, 02/15/2027	286,000	277,455
7.30%, 11/15/2039	200,000	278,753
8.70%, 06/15/2038	120,000	177,459
WestRock Co. 3.00%, 09/15/2024 (B)	350,000	348,741

		1,082,408

Diversified Consumer Services - 0.1%
Nationwide Building Society
2.45%, 07/27/2021 (B)	200,000	199,822
4.00%, 09/14/2026 (B)	250,000	252,849
President & Fellows of Harvard College 3.30%, 07/15/2056	414,000	395,971

		848,642

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, 05/26/2022	157,000	161,321
Arch Capital Finance LLC 5.03%, 12/15/2046	175,000	197,882
Blackstone Holdings Finance Co. LLC 5.88%, 03/15/2021 (B)	500,000	554,490

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
BOC Aviation, Ltd. 2.75%, 09/18/2022 (B)	$ 270,000	$ 267,399
Brookfield Finance, Inc. 4.70%, 09/20/2047	130,000	132,869
Carlyle Investment Management LLC 3-Month LIBOR + 2.00%, 2.00%, 07/15/2019 (B) (C) (H) (I)	50,290	49,787
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (B)	480,000	489,010
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	2,423,000	2,590,651
Jefferies Group LLC
4.85%, 01/15/2027	87,000	92,458
6.25%, 01/15/2036	260,000	289,786
6.45%, 06/08/2027	180,000	210,529
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	294,000	290,623
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/2024	118,000	119,456
10.38%, 11/01/2018	250,000	271,025
ORIX Corp. 2.90%, 07/18/2022	201,000	201,670
Protective Life Global Funding 2.00%, 09/14/2021 (B)	400,000	390,963
Voya Financial, Inc. 3.13%, 07/15/2024	550,000	546,611

		6,856,530

Diversified Telecommunication Services - 1.4%
AT&T, Inc.
3.00%, 06/30/2022	380,000	384,595
3.40%, 05/15/2025	452,000	446,289
3.60%, 02/17/2023	1,517,000	1,570,748
3.95%, 01/15/2025	172,000	176,589
4.13%, 02/17/2026	804,000	825,021
4.45%, 04/01/2024	217,000	230,115
4.60%, 02/15/2021	400,000	427,534
4.75%, 05/15/2046	44,000	41,504
4.90%, 08/14/2037	1,224,000	1,221,400
5.35%, 09/01/2040	943,000	975,607
6.00%, 08/15/2040	200,000	222,304
6.15%, 09/15/2034	208,000	240,720
6.30%, 01/15/2038	500,000	582,993
6.38%, 03/01/2041	240,000	278,797
6.50%, 09/01/2037	200,000	239,620
BellSouth LLC 6.55%, 06/15/2034	300,000	356,830
British Telecommunications PLC
5.95%, 01/15/2018	200,000	201,806
9.13%, 12/15/2030	180,000	272,348
Centel Capital Corp. 9.00%, 10/15/2019	450,000	499,648
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (B)	150,000	150,957
3.60%, 01/19/2027 (B)	330,000	335,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	$ 77,000	$ 76,746
3.48%, 06/15/2050 (B)	81,000	80,226
Telefonica Emisiones SAU
5.13%, 04/27/2020	663,000	708,740
5.21%, 03/08/2047	310,000	341,342
5.46%, 02/16/2021	91,000	99,489
Verizon Communications, Inc.
2.95%, 03/15/2022	321,000	326,019
3.45%, 03/15/2021	238,000	246,788
3.50%, 11/01/2021	600,000	623,350
4.15%, 03/15/2024	300,000	318,352
4.27%, 01/15/2036	400,000	392,356
4.40%, 11/01/2034	2,531,000	2,547,699
4.50%, 08/10/2033	1,081,000	1,112,995
4.52%, 09/15/2048	129,000	123,247
4.67%, 03/15/2055	473,000	449,510
4.81%, 03/15/2039	1,470,000	1,510,102
4.86%, 08/21/2046	189,000	190,710
5.01%, 08/21/2054	25,000	24,983

		18,853,235

Electric Utilities - 1.6%
AEP Texas, Inc. 6.65%, 02/15/2033	100,000	129,099
Alabama Power Co.
3.75%, 03/01/2045	21,000	21,379
4.10%, 01/15/2042	26,000	26,673
5.60%, 03/15/2033	160,000	190,441
6.00%, 03/01/2039	248,000	318,830
6.13%, 05/15/2038	77,000	99,092
Appalachian Power Co.
5.95%, 05/15/2033	50,000	60,527
6.38%, 04/01/2036	200,000	258,307
6.70%, 08/15/2037	200,000	269,680
Arizona Public Service Co.
2.20%, 01/15/2020	50,000	50,114
4.50%, 04/01/2042	121,000	133,972
5.05%, 09/01/2041	303,000	354,853
Baltimore Gas & Electric Co.
3.50%, 08/15/2046	188,000	182,665
3.75%, 08/15/2047	300,000	300,085
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	180,000	180,000
8.88%, 11/15/2018	337,000	359,853
Comision Federal de Electricidad 4.88%, 05/26/2021 (B)	261,000	277,704
Commonwealth Edison Co. 3.65%, 06/15/2046	162,000	161,766
Duke Energy Carolinas LLC
4.30%, 06/15/2020	156,000	164,707
6.00%, 12/01/2028 (F)	500,000	616,755
6.00%, 01/15/2038	133,000	174,120
6.45%, 10/15/2032	100,000	133,190
Duke Energy Corp.
2.65%, 09/01/2026	85,000	81,572
3.95%, 08/15/2047	270,000	270,902
Duke Energy Indiana LLC 3.75%, 05/15/2046	200,000	201,183

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Progress LLC
3.60%, 09/15/2047	$ 130,000	$ 128,519
3.70%, 10/15/2046	215,000	216,445
5.30%, 01/15/2019	80,000	83,284
Edison International 2.95%, 03/15/2023	400,000	404,888
EDP Finance BV 3.63%, 07/15/2024 (B)	300,000	303,822
Enel Finance International NV
3.50%, 04/06/2028 (B)	265,000	260,402
3.63%, 05/25/2027 (B)	270,000	269,818
Entergy Corp. 2.95%, 09/01/2026	78,000	75,691
Entergy Louisiana LLC
2.40%, 10/01/2026	237,000	225,993
3.05%, 06/01/2031	189,000	182,490
3.25%, 04/01/2028	387,000	389,366
Entergy Mississippi, Inc. 2.85%, 06/01/2028	166,000	161,004
Exelon Corp. 3.40%, 04/15/2026	127,000	127,878
FirstEnergy Corp.
3.90%, 07/15/2027	109,000	111,254
4.85%, 07/15/2047	105,000	113,196
Florida Power & Light Co.
4.95%, 06/01/2035	100,000	117,220
5.13%, 06/01/2041	112,000	133,842
5.40%, 09/01/2035	100,000	120,839
Fortis, Inc. 3.06%, 10/04/2026	1,000,000	970,934
Georgia Power Co. 3.25%, 04/01/2026	196,000	196,358
Great Plains Energy, Inc. 4.85%, 06/01/2021	326,000	346,385
Hydro-Quebec
8.40%, 01/15/2022	420,000	509,779
9.40%, 02/01/2021	100,000	120,239
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	463,947	514,184
Kansas City Power & Light Co. 5.30%, 10/01/2041	500,000	590,376
Massachusetts Electric Co.
4.00%, 08/15/2046 (B)	201,000	209,903
5.90%, 11/15/2039 (B)	55,000	70,057
MidAmerican Energy Co. 5.75%, 11/01/2035, MTN	600,000	753,929
Nevada Power Co.
5.38%, 09/15/2040	52,000	63,346
5.45%, 05/15/2041	400,000	491,408
7.13%, 03/15/2019	100,000	106,879
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	151,000	152,545
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (B)	50,000	52,402
Northern States Power Co.
6.20%, 07/01/2037	89,000	119,386
6.25%, 06/01/2036	150,000	199,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Ohio Edison Co. 6.88%, 07/15/2036	$ 150,000	$ 200,582
Pacific Gas & Electric Co.
2.45%, 08/15/2022	181,000	178,957
2.95%, 03/01/2026	311,000	305,228
3.25%, 09/15/2021	159,000	162,803
4.00%, 12/01/2046	153,000	153,206
4.50%, 12/15/2041	200,000	210,330
4.60%, 06/15/2043	100,000	109,393
5.40%, 01/15/2040	42,000	49,952
6.05%, 03/01/2034	60,000	74,533
PacifiCorp
5.65%, 07/15/2018	100,000	102,790
6.25%, 10/15/2037	360,000	484,210
Pennsylvania Electric Co. 3.25%, 03/15/2028 (B)	75,000	74,366
PPL Capital Funding, Inc.
4.00%, 09/15/2047	171,000	173,280
4.20%, 06/15/2022	165,000	176,174
PPL Electric Utilities Corp. 2.50%, 09/01/2022	100,000	99,893
Progress Energy, Inc.
4.40%, 01/15/2021	113,000	119,184
4.88%, 12/01/2019	87,000	91,929
6.00%, 12/01/2039	50,000	63,666
7.75%, 03/01/2031	150,000	210,973
South Carolina Electric & Gas Co. 5.50%, 12/15/2039	300,000	339,772
Southern California Edison Co.
3.90%, 12/01/2041	100,000	101,380
5.50%, 03/15/2040	130,000	165,458
6.65%, 04/01/2029	300,000	388,356
Southern Power Co. 5.15%, 09/15/2041	260,000	282,175
Southwestern Electric Power Co. 2.75%, 10/01/2026	500,000	482,372
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	111,658
Three Gorges Finance I Cayman Islands, Ltd. 3.15%, 06/02/2026 (B) (F)	200,000	199,032
Toledo Edison Co. 6.15%, 05/15/2037	200,000	253,260
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	124,000	124,414
Union Electric Co. 2.95%, 06/15/2027	193,000	192,230
Virginia Electric & Power Co.
2.75%, 03/15/2023	127,000	128,118
2.95%, 01/15/2022	157,000	160,343
6.00%, 05/15/2037	140,000	181,112
Wisconsin Electric Power Co.
2.95%, 09/15/2021	26,000	26,473
3.10%, 06/01/2025	82,000	82,286
3.65%, 12/15/2042	144,000	140,105
Xcel Energy, Inc.
2.40%, 03/15/2021	150,000	150,526
3.30%, 06/01/2025	277,000	281,435

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Xcel Energy, Inc. (continued)
4.70%, 05/15/2020	$ 50,000	$ 52,655
4.80%, 09/15/2041	116,000	129,970
6.50%, 07/01/2036	130,000	173,518

		21,098,921

Electrical Equipment - 0.1%
Eaton Corp. 7.63%, 04/01/2024	500,000	593,970
Siemens Financieringsmaatschappij NV 3.13%, 03/16/2024 (B)	500,000	511,267

		1,105,237

Electronic Equipment, Instruments & Components - 0.0% (G)
Arrow Electronics, Inc.
3.25%, 09/08/2024	175,000	174,170
3.50%, 04/01/2022	100,000	102,193
3.88%, 01/12/2028	133,000	133,305

		409,668

Energy Equipment & Services - 0.3%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	252,137
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	200,000	232,337
Boardwalk Pipelines, LP
4.45%, 07/15/2027	119,000	122,177
4.95%, 12/15/2024	350,000	373,389
5.95%, 06/01/2026	170,000	191,654
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	400,000	414,792
Halliburton Co.
3.50%, 08/01/2023	150,000	155,808
4.85%, 11/15/2035	130,000	143,466
7.60%, 08/15/2096 (B)	160,000	215,513
Nabors Industries, Inc.
4.63%, 09/15/2021	555,000	536,019
5.00%, 09/15/2020	100,000	101,000
Noble Holding International, Ltd. 5.75%, 03/16/2018	48,000	48,360
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	165,000	171,694
Schlumberger Investment SA
3.30%, 09/14/2021 (B)	344,000	355,725
3.65%, 12/01/2023	164,000	173,558
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	462,000	460,484

		3,948,113

Equity Real Estate Investment Trusts - 1.0%
American Tower Corp.
2.25%, 01/15/2022	300,000	293,772
3.38%, 10/15/2026	281,000	277,592
3.50%, 01/31/2023	201,000	207,079
5.00%, 02/15/2024	139,000	153,343
5.90%, 11/01/2021	150,000	167,993
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	510,000	513,707
3.50%, 11/15/2024, MTN	120,000	123,952

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Boston Properties, LP
2.75%, 10/01/2026	$ 162,000	$ 153,528
3.65%, 02/01/2026	408,000	415,378
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	400,000	400,318
Crown Castle International Corp.
4.88%, 04/15/2022	554,000	600,311
5.25%, 01/15/2023	200,000	221,358
DDR Corp.
3.63%, 02/01/2025	140,000	136,404
3.90%, 08/15/2024	212,000	213,789
4.70%, 06/01/2027	71,000	73,742
Digital Realty Trust, LP 3.70%, 08/15/2027	154,000	156,007
Duke Realty, LP
3.25%, 06/30/2026	84,000	83,267
3.63%, 04/15/2023	168,000	173,102
EPR Properties 4.50%, 06/01/2027	248,000	251,375
Equity Commonwealth 5.88%, 09/15/2020	485,000	515,838
ERP Operating, LP
2.85%, 11/01/2026	184,000	179,779
4.63%, 12/15/2021	587,000	634,712
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	353,000	346,624
Government Properties Income Trust 4.00%, 07/15/2022	416,000	422,324
HCP, Inc.
3.40%, 02/01/2025	114,000	113,910
3.88%, 08/15/2024	337,000	347,006
4.20%, 03/01/2024	54,000	56,577
Kimco Realty Corp. 3.80%, 04/01/2027	330,000	334,234
Liberty Property, LP 3.25%, 10/01/2026	107,000	105,072
National Retail Properties, Inc.
3.50%, 10/15/2027	150,000	147,154
3.60%, 12/15/2026	218,000	216,042
Prologis, LP 3.75%, 11/01/2025	38,000	39,996
Realty Income Corp.
3.00%, 01/15/2027	199,000	190,752
3.25%, 10/15/2022	250,000	255,297
4.65%, 03/15/2047	113,000	119,318
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (B)	500,000	504,206
Simon Property Group, LP
3.75%, 02/01/2024	242,000	254,109
4.38%, 03/01/2021	457,000	486,582
UDR, Inc. 2.95%, 09/01/2026, MTN	116,000	111,472
Ventas Realty, LP
3.50%, 02/01/2025	54,000	54,244
3.75%, 05/01/2024	300,000	308,838
3.85%, 04/01/2027	203,000	206,832
4.13%, 01/15/2026	79,000	82,173

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	$ 530,000	$ 557,882
Welltower, Inc.
3.75%, 03/15/2023	50,000	51,930
4.00%, 06/01/2025	200,000	207,925
4.25%, 04/01/2026	500,000	525,542
WP Carey, Inc. 4.60%, 04/01/2024	450,000	470,464

		12,462,851

Food & Staples Retailing - 0.3%
CK Hutchison International 16, Ltd.
1.88%, 10/03/2021 (B)	241,000	233,806
2.75%, 10/03/2026 (B)	350,000	335,780
CVS Health Corp.
2.13%, 06/01/2021	611,000	602,000
2.75%, 12/01/2022	100,000	99,569
CVS Pass-Through Trust
5.77%, 01/10/2033 (B)	162,487	182,080
5.93%, 01/10/2034 (B)	565,824	637,835
Kroger Co.
5.40%, 07/15/2040	51,000	54,620
6.15%, 01/15/2020	300,000	324,602
6.90%, 04/15/2038	600,000	751,598
8.00%, 09/15/2029	175,000	232,556
Sysco Corp.
3.25%, 07/15/2027	500,000	499,492
3.75%, 10/01/2025	102,000	106,788
Walgreen Co. 4.40%, 09/15/2042	230,000	227,477
Walgreens Boots Alliance, Inc.
4.50%, 11/18/2034	46,000	47,335
4.80%, 11/18/2044	100,000	103,964

		4,439,502

Food Products - 0.3%
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	142,000	137,799
3.50%, 11/24/2020	31,000	31,784
3.75%, 09/25/2027	294,000	293,830
Cargill, Inc. 3.30%, 03/01/2022 (B)	250,000	257,451
Danone SA 2.59%, 11/02/2023 (B)	550,000	540,277
Kraft Heinz Foods Co.
2.80%, 07/02/2020	400,000	405,165
3.50%, 06/06/2022	90,000	92,987
3.95%, 07/15/2025	359,000	372,512
5.38%, 02/10/2020	138,000	147,665
6.50%, 02/09/2040	130,000	163,008
6.88%, 01/26/2039	328,000	424,687
McCormick & Co., Inc.
3.15%, 08/15/2024	142,000	143,934
3.40%, 08/15/2027	198,000	199,933
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	288,000	308,071
4.60%, 06/01/2044	130,000	142,261
Tyson Foods, Inc. 4.88%, 08/15/2034	430,000	475,817

		4,137,181

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Gas Utilities - 0.3%
Atmos Energy Corp.
3.00%, 06/15/2027	$ 250,000	$ 248,877
8.50%, 03/15/2019	44,000	47,848
Boston Gas Co. 4.49%, 02/15/2042 (B)	330,000	359,656
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	352,000	370,657
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	172,000	167,729
Korea Gas Corp. 1.88%, 07/18/2021 (B)	200,000	193,510
NiSource Finance Corp.
5.80%, 02/01/2042	600,000	717,650
6.80%, 01/15/2019	31,000	32,734
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	77,000	74,928
3.25%, 06/15/2026	85,000	84,513
3.50%, 09/15/2021	601,000	620,206
3.95%, 10/01/2046	94,000	91,926
5.25%, 08/15/2019	100,000	105,472
5.88%, 03/15/2041	109,000	133,344
Southwest Gas Corp. 3.80%, 09/29/2046	177,000	176,897

		3,425,947

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.88%, 09/15/2025	258,000	267,806
Becton Dickinson and Co.
2.68%, 12/15/2019	34,000	34,348
3.73%, 12/15/2024	23,000	23,638
Covidien International Finance SA 2.95%, 06/15/2023	49,000	49,825
Koninklijke Philips NV 3.75%, 03/15/2022	200,000	210,366
Medtronic, Inc.
3.13%, 03/15/2022	51,000	52,570
4.38%, 03/15/2035	117,000	129,241
Stryker Corp. 3.50%, 03/15/2026	79,000	81,499

		849,293

Health Care Providers & Services - 0.4%
Aetna, Inc.
2.80%, 06/15/2023	90,000	89,438
4.50%, 05/15/2042	153,000	159,382
6.75%, 12/15/2037	305,000	406,253
Anthem, Inc.
3.13%, 05/15/2022	492,000	501,202
3.30%, 01/15/2023	105,000	107,704
4.65%, 01/15/2043	38,000	41,117
Cardinal Health, Inc.
3.41%, 06/15/2027	300,000	296,704
3.75%, 09/15/2025	75,000	77,122
4.90%, 09/15/2045	45,000	47,855
Express Scripts Holding Co.
3.00%, 07/15/2023	51,000	50,764
4.50%, 02/25/2026	367,000	389,876
4.80%, 07/15/2046	62,000	64,409

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	$ 170,000	$ 174,176
Magellan Health, Inc. 4.40%, 09/22/2024	558,000	562,699
Mayo Clinic 4.13%, 11/15/2052	198,000	209,718
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	168,000	160,751
Quest Diagnostics, Inc. 3.45%, 06/01/2026	75,000	75,252
Texas Health Resources 4.33%, 11/15/2055	175,000	184,644
UnitedHealth Group, Inc.
2.13%, 03/15/2021	300,000	299,991
2.75%, 02/15/2023	84,000	85,064
3.10%, 03/15/2026	281,000	283,490
4.63%, 07/15/2035	234,000	265,177
5.80%, 03/15/2036	300,000	381,882

		4,914,670

Hotels, Restaurants & Leisure - 0.1%
Darden Restaurants, Inc. 3.85%, 05/01/2027	165,000	168,484
McDonald’s Corp.
4.70%, 12/09/2035, MTN	465,000	516,027
6.30%, 10/15/2037, MTN	81,000	106,624

		791,135

Household Products - 0.0% (G)
Kimberly-Clark Corp. 2.40%, 03/01/2022	68,000	68,187
Procter & Gamble Co. 2.85%, 08/11/2027 (F)	400,000	397,794

		465,981

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
3.40%, 03/15/2022	46,000	47,374
4.25%, 06/15/2022	599,000	636,714
5.75%, 10/01/2041	86,000	91,663
PSEG Power LLC 4.15%, 09/15/2021	242,000	254,074

		1,029,825

Industrial Conglomerates - 0.0% (G)
General Electric Co. 4.65%, 10/17/2021, MTN	258,000	281,614
Roper Technologies, Inc. 3.00%, 12/15/2020	52,000	53,045

		334,659

Insurance - 1.2%
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	800,000	1,070,257
American International Group, Inc. 4.13%, 02/15/2024	200,000	212,728
Aon Corp. 6.25%, 09/30/2040	83,000	108,097
Aon PLC 3.88%, 12/15/2025	268,000	281,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Athene Global Funding
2.75%, 04/20/2020 (B)	$ 492,000	$ 495,255
4.00%, 01/25/2022 (B)	368,000	381,926
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	268,000	298,406
5.75%, 01/15/2040	100,000	129,992
Brighthouse Financial, Inc. 3.70%, 06/22/2027 (B)	1,000,000	983,841
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	130,000	132,203
3.15%, 03/15/2025	275,000	279,771
3.35%, 05/15/2024	250,000	258,513
CNA Financial Corp.
3.95%, 05/15/2024	164,000	170,817
4.50%, 03/01/2026	119,000	127,726
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026, 4.00% (A), 07/24/2026 (B) (J)	421,000	417,990
Great-West Lifeco Finance Delaware, LP 4.15%, 06/03/2047 (B)	350,000	360,040
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (B)	83,000	89,845
Jackson National Life Global Funding
2.50%, 06/27/2022 (B)	200,000	199,484
3.05%, 04/29/2026 (B)	303,000	298,681
3.25%, 01/30/2024 (B)	115,000	116,380
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 (B)	200,000	218,440
6.50%, 03/15/2035 (B)	300,000	380,978
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (B)	200,000	259,925
Lincoln National Corp.
4.00%, 09/01/2023	300,000	316,447
4.20%, 03/15/2022	211,000	224,304
6.15%, 04/07/2036	14,000	17,305
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	350,000	354,122
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	176,000	176,730
2.75%, 01/30/2022	36,000	36,330
3.30%, 03/14/2023	99,000	101,782
3.50%, 06/03/2024	100,000	103,588
4.05%, 10/15/2023	250,000	265,465
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	147,000	176,183
8.88%, 06/01/2039 (B)	52,000	84,993
MassMutual Global Funding II 2.75%, 06/22/2024 (B)	400,000	398,083
MetLife, Inc. 3.00%, 03/01/2025	200,000	200,699
Metropolitan Life Global Funding I
3.00%, 09/19/2027 (B)	350,000	346,070
3.88%, 04/11/2022 (B)	720,000	759,913
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 (B)	320,000	536,862
New York Life Global Funding
2.00%, 04/13/2021 (B)	96,000	95,190

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
New York Life Global Funding (continued)
2.15%, 06/18/2019 (B)	$ 350,000	$ 351,748
2.35%, 07/14/2026 (B)	226,000	215,379
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	198,000	196,972
Principal Life Global Funding II 2.25%, 10/15/2018 (B)	200,000	201,061
Progressive Corp. 2.45%, 01/15/2027	320,000	303,713
Prudential Financial, Inc. 5.75%, 07/15/2033, MTN	130,000	158,548
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	900,000	1,179,164
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (B)	130,000	130,690
3.05%, 01/20/2021 (B)	298,000	301,623
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (A), 09/14/2077 (B)	250,000	246,140
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (B)	260,000	270,137
4.90%, 09/15/2044 (B)	150,000	170,388
Travelers Property Casualty Corp. 7.75%, 04/15/2026	450,000	596,707

		15,788,955

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.
2.80%, 08/22/2024 (B)	245,000	245,331
3.80%, 12/05/2024	263,000	280,138
3.88%, 08/22/2037 (B)	500,000	518,286
4.25%, 08/22/2057 (B)	550,000	577,647
4.80%, 12/05/2034	215,000	247,912
Priceline Group, Inc.
2.75%, 03/15/2023	286,000	285,725
3.55%, 03/15/2028	400,000	403,205

		2,558,244

Internet Software & Services - 0.1%
eBay, Inc.
2.60%, 07/15/2022	537,000	536,105
4.00%, 07/15/2042	133,000	121,833

		657,938

IT Services - 0.1%
DXC Technology Co. 4.25%, 04/15/2024	172,000	181,313
Enterprise Services LLC 7.45%, 10/15/2029	500,000	618,858
International Business Machines Corp. 7.00%, 10/30/2025	508,000	652,042
Western Union Co. 3.60%, 03/15/2022	400,000	407,012

		1,859,225

Leisure Products - 0.0% (G)
Hasbro, Inc. 3.50%, 09/15/2027	219,000	216,752

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	$ 161,000	$ 157,589
3.00%, 04/15/2023	45,000	45,548
3.15%, 01/15/2023	394,000	400,919
4.15%, 02/01/2024	217,000	230,994

		835,050

Machinery - 0.2%
Caterpillar Financial Services Corp.
1.93%, 10/01/2021	262,000	258,753
2.40%, 08/09/2026 (F)	270,000	259,034
7.15%, 02/15/2019, MTN	100,000	106,739
Caterpillar, Inc. 2.60%, 06/26/2022	123,000	123,833
Deere & Co.
2.60%, 06/08/2022	119,000	120,304
3.90%, 06/09/2042	107,000	112,604
Illinois Tool Works, Inc. 4.88%, 09/15/2041	449,000	523,975
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	200,000	201,191
Parker-Hannifin Corp. 4.10%, 03/01/2047 (B)	104,000	108,732
Pentair Finance SARL 2.90%, 09/15/2018	65,000	65,484
Xylem, Inc.
3.25%, 11/01/2026	74,000	73,918
4.38%, 11/01/2046	80,000	84,331

		2,038,898

Media - 0.9%
21st Century Fox America, Inc.
6.20%, 12/15/2034	250,000	310,378
7.25%, 05/18/2018	155,000	159,480
7.30%, 04/30/2028	130,000	164,958
7.70%, 10/30/2025	300,000	383,359
8.88%, 04/26/2023	200,000	254,674
CBS Corp.
2.90%, 01/15/2027	250,000	236,803
3.70%, 08/15/2024	63,000	65,273
4.00%, 01/15/2026	208,000	215,168
4.85%, 07/01/2042	150,000	156,487
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	1,191,000	1,267,008
5.38%, 05/01/2047 (B)	390,000	394,819
6.38%, 10/23/2035	114,000	131,382
6.83%, 10/23/2055	150,000	180,223
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	537,144
Comcast Corp.
6.50%, 11/15/2035	511,000	683,302
7.05%, 03/15/2033	1,300,000	1,805,068
Cox Communications, Inc.
3.35%, 09/15/2026 (B)	134,000	131,506
4.60%, 08/15/2047 (B)	196,000	194,587
4.80%, 02/01/2035 (B)	450,000	451,826
Cox Enterprises, Inc. 7.38%, 07/15/2027 (B)	200,000	248,211

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Discovery Communications LLC
3.95%, 03/20/2028	$ 263,000	$ 260,847
4.38%, 06/15/2021	344,000	363,948
Historic TW, Inc. 9.15%, 02/01/2023	200,000	257,549
NBCUniversal Media LLC 5.95%, 04/01/2041	210,000	268,751
SES SA 3.60%, 04/04/2023 (B)	100,000	100,960
TCI Communications, Inc. 7.13%, 02/15/2028	100,000	131,323
Time Warner Cable LLC
5.50%, 09/01/2041	10,000	10,509
6.75%, 07/01/2018	40,000	41,274
7.30%, 07/01/2038	90,000	112,770
Time Warner Cos., Inc. 7.57%, 02/01/2024	45,000	55,488
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	250,000	340,241
Time Warner, Inc.
3.55%, 06/01/2024	300,000	303,800
3.60%, 07/15/2025	155,000	154,474
4.75%, 03/29/2021	140,000	150,074
6.25%, 03/29/2041	37,000	44,221
Viacom, Inc.
3.88%, 04/01/2024	606,000	608,035
6.88%, 04/30/2036	250,000	281,214
Walt Disney Co. 3.00%, 02/13/2026	750,000	757,471

		12,214,605

Metals & Mining - 0.2%
Anglo American Capital PLC
3.63%, 09/11/2024 (B)	200,000	201,147
4.00%, 09/11/2027 (B)	200,000	200,200
Barrick Gold Corp. 6.45%, 10/15/2035	399,000	501,318
BHP Billiton Finance USA, Ltd. 4.13%, 02/24/2042	300,000	317,043
Nucor Corp.
4.00%, 08/01/2023	63,000	66,773
6.40%, 12/01/2037	390,000	507,295
Vale Canada, Ltd. 7.20%, 09/15/2032	400,000	445,000
Vale Overseas, Ltd. 6.25%, 08/10/2026	210,000	241,972

		2,480,748

Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.
3.75%, 11/15/2023	780,000	820,748
6.13%, 04/01/2036	310,000	405,952
CMS Energy Corp.
3.00%, 05/15/2026	73,000	71,875
3.88%, 03/01/2024	350,000	367,927
Consolidated Edison Co. of New York, Inc.
3.88%, 06/15/2047	300,000	309,855
5.70%, 06/15/2040	154,000	197,217

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Consumers Energy Co.
2.85%, 05/15/2022	$ 121,000	$ 123,371
3.25%, 08/15/2046	95,000	87,097
6.70%, 09/15/2019	100,000	108,725
Delmarva Power & Light Co.
4.00%, 06/01/2042	294,000	297,940
4.15%, 05/15/2045	270,000	289,050
Dominion Energy, Inc.
2.75%, 01/15/2022	165,000	166,417
4.90%, 08/01/2041	103,000	114,354
5.25%, 08/01/2033	500,000	571,013
6.40%, 06/15/2018	170,000	174,808
DTE Electric Co.
2.65%, 06/15/2022	68,000	68,415
3.70%, 03/15/2045	114,000	112,869
3.95%, 06/15/2042	101,000	102,772
DTE Energy Co.
3.85%, 12/01/2023	252,000	264,036
6.38%, 04/15/2033	130,000	165,051
Public Service Co. of Colorado
3.20%, 11/15/2020	56,000	57,647
3.55%, 06/15/2046	37,000	35,624
Public Service Co. of New Hampshire 3.50%, 11/01/2023	60,000	62,767
Public Service Co. of Oklahoma 5.15%, 12/01/2019	133,000	140,838
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	140,000	132,130
3.65%, 09/01/2042, MTN	138,000	136,427
5.38%, 11/01/2039, MTN	28,000	33,953
San Diego Gas & Electric Co.
6.00%, 06/01/2026	320,000	382,443
6.13%, 09/15/2037	100,000	129,571
Sempra Energy
6.00%, 10/15/2039	150,000	190,401
9.80%, 02/15/2019	400,000	439,250
WEC Energy Group, Inc. 3.55%, 06/15/2025	115,000	118,822

		6,679,365

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc. 6.90%, 04/01/2029	200,000	211,175
Nordstrom, Inc. 4.00%, 10/15/2021 (F)	301,000	310,158
Target Corp. 2.50%, 04/15/2026 (F)	300,000	288,311
Wal-Mart Stores, Inc. 3.63%, 12/15/2047	350,000	357,770

		1,167,414

Oil, Gas & Consumable Fuels - 2.7%
Anadarko Holding Co. 7.15%, 05/15/2028	552,000	657,871
Anadarko Petroleum Corp. 8.70%, 03/15/2019	150,000	162,972
Apache Corp.
3.25%, 04/15/2022	111,000	112,733
4.75%, 04/15/2043	268,000	273,394
6.90%, 09/15/2018	180,000	187,671

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	$ 386,000	$ 397,311
BG Energy Capital PLC 5.13%, 10/15/2041 (B)	200,000	232,133
BP Capital Markets PLC
3.02%, 01/16/2027	157,000	155,323
3.22%, 04/14/2024	600,000	614,770
3.25%, 05/06/2022	462,000	478,100
3.28%, 09/19/2027	522,000	525,162
3.59%, 04/14/2027	300,000	310,604
3.81%, 02/10/2024	224,000	237,055
Buckeye Partners, LP
3.95%, 12/01/2026	63,000	62,967
4.35%, 10/15/2024	148,000	154,747
4.88%, 02/01/2021	200,000	211,942
5.85%, 11/15/2043	150,000	164,294
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024	200,000	205,984
5.85%, 02/01/2035	150,000	172,118
6.45%, 06/30/2033	299,000	359,371
Cenovus Energy, Inc.
3.00%, 08/15/2022 (F)	91,000	90,064
4.45%, 09/15/2042	162,000	147,863
5.25%, 06/15/2037 (B)	101,000	103,172
6.75%, 11/15/2039	511,000	606,477
Chevron Corp.
2.36%, 12/05/2022	80,000	80,046
2.57%, 05/16/2023	600,000	601,656
2.90%, 03/03/2024	296,000	300,472
3.19%, 06/24/2023	47,000	48,697
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	328,000	329,200
CNOOC Finance, Ltd. 3.00%, 05/09/2023	254,000	255,209
Concho Resources, Inc.
3.75%, 10/01/2027	93,000	94,010
4.88%, 10/01/2047	30,000	31,918
ConocoPhillips 5.90%, 10/15/2032	290,000	356,213
ConocoPhillips Co. 4.20%, 03/15/2021	105,000	111,518
ConocoPhillips Holding Co. 6.95%, 04/15/2029	315,000	412,411
Devon Energy Corp.
3.25%, 05/15/2022 (F)	150,000	152,226
5.60%, 07/15/2041	224,000	251,828
Ecopetrol SA
5.38%, 06/26/2026	135,000	144,288
5.88%, 09/18/2023	113,000	127,407
Enbridge, Inc. 5.50%, 12/01/2046	200,000	235,462
Encana Corp.
6.50%, 05/15/2019 - 08/15/2034	250,000	281,609
7.20%, 11/01/2031	200,000	252,087
7.38%, 11/01/2031	250,000	318,722
Energy Transfer, LP
3.60%, 02/01/2023	75,000	76,454
4.05%, 03/15/2025	136,000	138,297

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer, LP (continued)
4.75%, 01/15/2026	$ 173,000	$ 182,070
4.90%, 02/01/2024	159,000	170,266
6.05%, 06/01/2041	538,000	585,769
6.50%, 02/01/2042	45,000	51,597
Eni SpA 5.70%, 10/01/2040 (B)	900,000	949,456
EnLink Midstream Partners, LP 4.15%, 06/01/2025	130,000	131,918
Enterprise Products Operating LLC
3.35%, 03/15/2023	150,000	154,573
3.70%, 02/15/2026	127,000	131,030
3.75%, 02/15/2025	74,000	77,085
3.90%, 02/15/2024	362,000	380,955
3.95%, 02/15/2027	153,000	161,111
4.85%, 03/15/2044	45,000	48,880
4.95%, 10/15/2054	33,000	35,837
5.10%, 02/15/2045	32,000	36,166
5.95%, 02/01/2041	45,000	55,741
7.55%, 04/15/2038	320,000	447,806
EOG Resources, Inc.
4.10%, 02/01/2021	300,000	317,122
4.15%, 01/15/2026	80,000	85,225
5.10%, 01/15/2036	392,000	443,659
EQT Corp. 3.90%, 10/01/2027	264,000	262,373
Exxon Mobil Corp. 4.11%, 03/01/2046	294,000	320,184
Hess Corp.
6.00%, 01/15/2040	290,000	315,756
7.13%, 03/15/2033	300,000	358,337
Kerr-McGee Corp. 7.88%, 09/15/2031	300,000	391,661
Magellan Midstream Partners, LP
3.20%, 03/15/2025	80,000	78,468
4.20%, 12/01/2042 - 10/03/2047	648,000	633,381
Marathon Oil Corp. 2.80%, 11/01/2022	170,000	167,209
MPLX, LP
4.88%, 12/01/2024	280,000	304,516
5.20%, 03/01/2047	108,000	115,630
Noble Energy, Inc.
3.85%, 01/15/2028	120,000	120,458
5.63%, 05/01/2021	330,000	338,662
Occidental Petroleum Corp.
2.70%, 02/15/2023	400,000	403,766
3.40%, 04/15/2026	123,000	126,419
3.50%, 06/15/2025	91,000	94,178
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	105,973
3.38%, 10/01/2022	30,000	30,493
4.90%, 03/15/2025	800,000	863,417
5.00%, 09/15/2023	65,000	70,791
6.65%, 10/01/2036	220,000	266,396
8.63%, 03/01/2019	150,000	161,973
Petro-Canada
5.35%, 07/15/2033	100,000	114,321
6.05%, 05/15/2018	312,000	319,187
7.88%, 06/15/2026	100,000	127,367

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos
4.63%, 09/21/2023 (F)	$ 450,000	$ 460,125
4.88%, 01/18/2024	81,000	83,001
5.63%, 01/23/2046	77,000	69,812
6.38%, 02/04/2021 - 01/23/2045	513,000	536,804
6.50%, 03/13/2027 (B)	870,000	950,040
6.75%, 09/21/2047	403,000	415,372
6.88%, 08/04/2026	466,000	523,551
Phillips 66 4.30%, 04/01/2022	130,000	139,255
Phillips 66 Partners, LP
3.55%, 10/01/2026	66,000	65,319
4.90%, 10/01/2046	144,000	149,333
Plains All American Pipeline, LP / PAA Finance Corp.
3.65%, 06/01/2022	97,000	98,065
4.30%, 01/31/2043	222,000	194,550
4.50%, 12/15/2026	66,000	67,421
4.65%, 10/15/2025	450,000	466,319
Shell International Finance BV
2.88%, 05/10/2026	853,000	848,349
3.75%, 09/12/2046	444,000	437,377
4.00%, 05/10/2046	888,000	907,450
4.13%, 05/11/2035	258,000	276,534
4.38%, 03/25/2020	410,000	432,919
Sinopec Group Overseas Development, Ltd. 3.90%, 05/17/2022 (B)	200,000	209,514
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (B)	136,000	147,815
8.00%, 03/01/2032	105,000	143,137
Spectra Energy Partners, LP 3.50%, 03/15/2025	633,000	642,379
Statoil ASA
3.15%, 01/23/2022	313,000	323,189
4.25%, 11/23/2041	236,000	251,151
Suncor Energy, Inc. 5.95%, 12/01/2034	550,000	675,358
Sunoco Logistics Partners Operations, LP
3.90%, 07/15/2026	195,000	193,952
5.50%, 02/15/2020	250,000	266,454
5.95%, 12/01/2025	150,000	170,450
6.10%, 02/15/2042	500,000	536,162
TC PipeLines, LP 3.90%, 05/25/2027	141,000	142,361
Tosco Corp.
7.80%, 01/01/2027	160,000	210,908
8.13%, 02/15/2030	230,000	324,771
Total Capital International SA
2.70%, 01/25/2023	688,000	695,032
3.70%, 01/15/2024	160,000	169,597
3.75%, 04/10/2024	82,000	86,990
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	115,000	115,071
3.13%, 01/15/2019	149,000	150,881
3.75%, 10/16/2023	135,000	142,745
4.88%, 01/15/2026	370,000	418,573
6.50%, 08/15/2018	175,000	181,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp. 7.50%, 04/15/2032	$ 100,000	$ 134,480
Western Gas Partners, LP
4.65%, 07/01/2026	152,000	159,036
5.45%, 04/01/2044	97,000	102,667
Williams Partners, LP 3.90%, 01/15/2025	117,000	120,277

		35,597,020

Pharmaceuticals - 0.4%
Allergan Funding SCS
3.85%, 06/15/2024	211,000	218,904
4.55%, 03/15/2035	1,167,000	1,227,250
Allergan, Inc.
2.80%, 03/15/2023	162,000	161,078
3.38%, 09/15/2020	125,000	128,589
Baxalta, Inc.
3.60%, 06/23/2022	67,000	69,407
5.25%, 06/23/2045	33,000	37,812
Bayer US Finance LLC 3.38%, 10/08/2024 (B)	200,000	204,084
Johnson & Johnson 4.38%, 12/05/2033	99,000	112,635
Merck & Co., Inc.
2.40%, 09/15/2022	43,000	43,175
3.70%, 02/10/2045	20,000	20,301
Mylan NV
3.95%, 06/15/2026	185,000	184,782
5.25%, 06/15/2046	127,000	133,321
Mylan, Inc.
3.13%, 01/15/2023 (B)	460,000	458,145
5.40%, 11/29/2043	100,000	109,511
Novartis Capital Corp. 3.40%, 05/06/2024	395,000	414,157
Pfizer, Inc. 3.00%, 12/15/2026	412,000	416,324
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	334,000	330,637
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (F)	670,000	688,000
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	181,000	179,230
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/2023 (F)	375,000	345,024
4.10%, 10/01/2046 (F)	60,000	47,970
Zoetis, Inc. 3.45%, 11/13/2020	37,000	38,202

		5,568,538

Real Estate Management & Development - 0.1%
Mitsui Fudosan Co., Ltd. 3.65%, 07/20/2027 (B)	471,000	484,302
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (B)	314,000	319,403
3.88%, 03/20/2027 (B)	325,000	333,009

		1,136,714

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.3%
Aviation Capital Group LLC 2.88%, 01/20/2022 (B)	$ 300,000	$ 301,118
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	251,000	261,571
3.60%, 09/01/2020	125,000	129,876
4.40%, 03/15/2042	130,000	142,071
5.75%, 05/01/2040	300,000	384,196
7.29%, 06/01/2036	90,000	127,915
Canadian National Railway Co. 5.85%, 11/15/2017	180,000	180,280
Canadian Pacific Railway Co. 6.13%, 09/15/2115	264,000	341,929
CSX Corp.
4.25%, 06/01/2021	65,000	68,857
6.00%, 10/01/2036, MTN	340,000	428,595
Norfolk Southern Corp.
3.25%, 12/01/2021	166,000	170,603
3.85%, 01/15/2024	266,000	281,312
4.05%, 08/15/2052 (B)	87,000	88,560
6.00%, 03/15/2105	94,000	114,296
7.05%, 05/01/2037	130,000	178,286
Ryder System, Inc.
2.50%, 03/01/2018 - 05/11/2020, MTN	378,000	379,606
3.45%, 11/15/2021, MTN	42,000	43,437
Union Pacific Corp.
2.75%, 04/15/2023	160,000	161,188
2.95%, 01/15/2023	43,000	44,053
3.60%, 09/15/2037	61,000	62,071
4.10%, 09/15/2067	150,000	153,117
4.16%, 07/15/2022	146,000	157,505
4.30%, 06/15/2042	148,000	159,218

		4,359,660

Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 4.50%, 12/05/2036	226,000	237,576
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024 (B)	663,000	684,767
3.88%, 01/15/2027 (B)	617,000	634,785
Intel Corp.
3.10%, 07/29/2022	120,000	124,518
3.70%, 07/29/2025	97,000	102,908
4.10%, 05/19/2046	224,000	238,541
4.80%, 10/01/2041	150,000	177,306
QUALCOMM, Inc.
2.60%, 01/30/2023	35,000	34,898
2.90%, 05/20/2024	400,000	400,550
3.25%, 05/20/2027	357,000	356,963

		2,992,812

Software - 0.4%
Microsoft Corp.
2.38%, 05/01/2023	24,000	23,976
2.88%, 02/06/2024	342,000	347,558
3.30%, 02/06/2027	279,000	288,692
3.50%, 02/12/2035	277,000	282,742
4.00%, 02/12/2055	81,000	83,499
4.10%, 02/06/2037	489,000	534,660

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Microsoft Corp. (continued)
4.20%, 11/03/2035	$ 103,000	$ 114,767
4.50%, 10/01/2040 - 02/06/2057	451,000	510,121
4.75%, 11/03/2055	436,000	511,297
Oracle Corp.
2.40%, 09/15/2023	324,000	322,047
2.95%, 05/15/2025	200,000	202,003
3.90%, 05/15/2035	60,000	62,919
4.30%, 07/08/2034	786,000	865,330
5.38%, 07/15/2040	123,000	154,132
6.13%, 07/08/2039	731,000	1,009,045
VMware, Inc. 2.95%, 08/21/2022	521,000	521,856

		5,834,644

Specialty Retail - 0.1%
AutoZone, Inc. 3.75%, 06/01/2027	186,000	188,624
Home Depot, Inc.
2.13%, 09/15/2026	103,000	96,842
3.00%, 04/01/2026	212,000	213,406
3.50%, 09/15/2056	71,000	65,848
4.20%, 04/01/2043	145,000	153,730
Lowe’s Cos., Inc. 3.38%, 09/15/2025	119,000	122,691
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	247,000	248,383

		1,089,524

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
2.45%, 08/04/2026	296,000	286,099
2.85%, 05/11/2024	234,000	236,420
2.90%, 09/12/2027	1,200,000	1,191,340
3.00%, 02/09/2024 - 06/20/2027	988,000	994,832
3.20%, 05/13/2025 - 05/11/2027	446,000	454,645
3.25%, 02/23/2026	266,000	272,419
3.45%, 05/06/2024 - 02/09/2045	549,000	561,254
3.75%, 09/12/2047	500,000	497,011
3.85%, 08/04/2046	207,000	209,350
4.50%, 02/23/2036	340,000	387,456
4.65%, 02/23/2046	119,000	135,651
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	800,000	891,499

		6,117,976

Tobacco - 0.0% (G)
BAT Capital Corp. 4.39%, 08/15/2037 (B)	377,000	387,269

Trading Companies & Distributors - 0.2%
Air Lease Corp.
2.13%, 01/15/2020	445,000	444,513
3.00%, 09/15/2023	258,000	259,875
3.88%, 04/01/2021	220,000	229,822
International Lease Finance Corp.
5.88%, 08/15/2022	154,000	173,758
8.63%, 01/15/2022	700,000	855,737
WW Grainger, Inc. 4.60%, 06/15/2045	198,000	215,661

		2,179,366

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure - 0.1%
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	$ 200,000	$ 198,100
Penske Truck Leasing Co., LP / PTL Finance Corp.
3.38%, 02/01/2022 (B)	233,000	238,909
4.88%, 07/11/2022 (B)	500,000	544,555

		981,564

Water Utilities - 0.0% (G)
American Water Capital Corp.
3.85%, 03/01/2024	300,000	317,385
4.00%, 12/01/2046	172,000	178,389

		495,774

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV 3.13%, 07/16/2022	236,000	241,127
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	200,000	203,148
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023 (B)	809,000	820,731
Vodafone Group PLC
1.50%, 02/19/2018	238,000	237,888
2.95%, 02/19/2023	75,000	75,726

		1,578,620

Total Corporate Debt Securities (Cost $332,987,057)		343,881,014

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Canada - 0.0% (G)
Province of Quebec 6.35%, 01/30/2026, MTN	285,000	349,607

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	300,000	312,300
5.00%, 06/15/2045	200,000	205,750
7.38%, 09/18/2037	200,000	264,000

		782,050

Israel - 0.2%
Israel Government AID Bond
Series 2010-Z,
Zero Coupon, 02/15/2025	2,250,000	1,858,871
Series 2011-Z,
Zero Coupon, 11/15/2026	1,400,000	1,089,687

		2,948,558

Mexico - 0.3%
Mexico Government International Bond
3.63%, 03/15/2022	730,000	760,660
4.13%, 01/21/2026	865,000	901,330
4.35%, 01/15/2047	183,000	172,294
5.55%, 01/21/2045	190,000	212,610
4.75%, 03/08/2044, MTN	688,000	685,936
5.75%, 10/12/2110, MTN	550,000	576,125

		3,308,955

Peru - 0.0% (G)
Peru Government International Bond 5.63%, 11/18/2050	45,000	56,790

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland - 0.0% (G)
Republic of Poland Government International Bond
3.25%, 04/06/2026	$ 115,000	$ 117,672
4.00%, 01/22/2024	333,000	356,802

		474,474

Supranational - 0.0% (G)
African Development Bank 8.80%, 09/01/2019	500,000	559,052

Total Foreign Government Obligations (Cost $8,258,817)		8,479,486

MORTGAGE-BACKED SECURITIES - 2.9%
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (C)	469,429	469,430
Ajax Mortgage Loan Trust Series 2015-B, Class A, 3.88% (A), 07/25/2060 (B)	313,698	313,632
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75% (A), 12/25/2035 (B)	14,866	15,302
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (A), 11/25/2045 (B)	97,499	97,321
ASG Resecuritization Trust
Series 2009-3, Class A65,
2.86% (A), 03/26/2037 (B)	111,739	111,996
Series 2011-1, Class 3A50,
3.59% (A), 11/28/2035 (B)	89,791	89,545
BAMLL Re-REMIC Trust Series 2015-FR11, Class A705, 1.83% (A), 09/27/2044 (B)	1,463,000	1,440,689
Banc of America Funding Trust
Series 2004-3, Class 1A1,
5.50%, 10/25/2034	133,312	136,930
Series 2004-C, Class 1A1,
3.23% (A), 12/20/2034	47,819	47,913
Series 2005-E, Class 4A1,
3.45% (A), 03/20/2035	611,015	620,805
Banc of America Mortgage Trust
Series 2003-C, Class 3A1,
3.75% (A), 04/25/2033	55,471	56,237
Series 2004-C, Class 2A2,
3.73% (A), 04/25/2034	221,577	222,828
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (B)	1,500,000	1,529,763
BCAP LLC Trust
Series 2009-RR5, Class 8A1,
5.50% (A), 11/26/2034 (B)	71,179	72,349
Series 2010-RR7, Class 2A1,
3.29% (A), 07/26/2045 (B)	367,520	362,549
Bear Stearns Alt-A Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.50%, 1.74% (A), 03/25/2035	76,495	76,224

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
3.55% (A), 07/25/2033	$ 59,746	$ 60,145
Series 2004-2, Class 14A,
3.57% (A), 05/25/2034	36,055	36,386
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.34% (A), 06/11/2041 (B)	130,127	1,221
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.55% (A), 12/11/2049 (B)	990,829	2,765
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.62% (A), 02/25/2037	755,649	752,950
Series 2007-A1, Class 2A1,
3.69% (A), 02/25/2037	160,020	161,360
Series 2007-A1, Class 7A1,
3.58% (A), 02/25/2037	94,576	94,809
Series 2007-A1, Class 9A1,
3.57% (A), 02/25/2037	80,305	79,902
Series 2007-A2, Class 1A1,
3.65% (A), 07/25/2037	32,279	32,283
Series 2007-A2, Class 2A1,
3.53% (A), 07/25/2037	218,472	221,686
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	143,352	146,030
Series 2004-3, Class A4,
5.75%, 04/25/2034	215,027	220,643
Series 2004-5, Class 1A4,
5.50%, 06/25/2034	213,690	216,720
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	4,167	4,215
Series 2004-J4, Class 2A1,
5.00%, 05/25/2019	14,567	14,614
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-HYB1, Class A, 3.74% (A), 09/25/2033	116,136	117,039
Citigroup Mortgage Loan Trust
Series 2003-1, Class 3A4,
5.25%, 09/25/2033	82,938	83,293
Series 2005-2, Class 2A11,
5.50%, 05/25/2035	153,599	157,781
Series 2009-10, Class 1A1,
3.30% (A), 09/25/2033 (B)	254,253	257,687
Series 2009-11, Class 3A1,
5.75% (A), 05/25/2037 (B)	42,341	42,260
COBALT CMBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, 0.86% (A), 08/15/2048	1,211,365	10,410
COMM Mortgage Trust Series 2015-CR25, Class A4, 3.76%, 08/10/2048	562,000	594,496

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Interest Only STRIPS Series 2012-CR2, Class XA, 1.68% (A), 08/15/2045	$ 1,845,985	$ 119,632
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	68,598	70,338
Series 2003-AR15, Class 3A1,
3.73% (A), 06/25/2033	155,755	156,094
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	52,813	53,232
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	119,281	120,758
Series 2003-29, Class 5A1,
7.00%, 12/25/2033	124,684	134,005
Series 2003-29, Class 8A1,
6.00%, 11/25/2018	17,266	17,415
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	180,441	188,185
Series 2004-8, Class 1A4,
5.50%, 12/25/2034	192,497	200,985
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	500,000	480,293
CSMC Trust
Series 2010-11R, Class A6,
1-Month LIBOR + 1.00%, 2.24% (A), 06/28/2047 (B)	96,043	95,895
Series 2010-17R, Class 1A1,
3.33% (A), 06/26/2036 (B)	75,752	76,278
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.70% (A), 02/25/2020	46,529	46,693
GMACM Mortgage Loan Trust Series 2003-AR2, Class 2A4, 3.94% (A), 12/19/2033	324,274	321,346
GS Mortgage Securities Trust, Interest Only STRIPS Series 2006-GG8, Class X, 0.87% (A), 11/10/2039 (B)	1,093,975	11
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 1.59% (A), 09/25/2035 (B)	841,913	731,480
GSMPS Mortgage Loan Trust, Interest Only STRIPS Series 2005-RP3, Class 1AS, 3.38% (A), 09/25/2035 (B)	631,435	70,763
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4,
5.25%, 06/25/2033	383,828	395,010
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	264,794	271,954
Series 2005-5F, Class 8A3,
1-Month LIBOR + 0.50%, 1.74% (A), 06/25/2035	18,550	17,595

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88% (A), 08/25/2022 (B)	$ 1,980,000	$ 1,973,832
HILT Mortgage Trust Series 2014-ORL, Class A, 1-Month LIBOR + 0.90%, 2.14% (A), 07/15/2029 (B)	1,750,000	1,752,737
Impac CMB Trust Series 2005-4, Class 2A1, 1-Month LIBOR + 0.60%, 1.84% (A), 05/25/2035	135,448	134,067
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 08/25/2033	55,108	57,054
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 1.59% (A), 05/25/2036	420,259	399,455
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 1.59% (A), 08/25/2036	164,231	160,661
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class A3SF, 1-Month LIBOR + 0.16%, 1.39% (A), 05/15/2047	280,671	279,918
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-CB15, Class X1, 0.25% (A), 06/12/2043	6,932,537	7,969
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1,
3.84% (A), 07/25/2034	47,819	49,195
Series 2004-A4, Class 1A1,
3.82% (A), 09/25/2034	51,180	52,491
Series 2004-S1, Class 1A7,
5.00%, 09/25/2034	6,541	6,663
Series 2005-A1, Class 3A4,
3.65% (A), 02/25/2035	161,376	165,349
Series 2006-A2, Class 5A3,
3.45% (A), 11/25/2033	269,670	274,194
Series 2006-A3, Class 6A1,
3.62% (A), 08/25/2034	25,593	25,803
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class XCL, 0.24% (A), 02/15/2041 (B)	984,411	108
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.46% (A), 04/21/2034	305,783	312,614
Series 2004-13, Class 3A7,
3.47% (A), 11/21/2034	205,504	210,401
MASTR Alternative Loan Trust
Series 2003-9, Class 2A1,
6.00%, 12/25/2033	30,572	31,692
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	12,921	12,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6,
5.25%, 12/25/2033	$ 335,228	$ 338,923
Series 2004-P7, Class A6,
5.50%, 12/27/2033 (B)	44,453	45,404
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, 05/28/2035 (B)	18,667	14,795
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A,
3.57% (A), 07/25/2033	66,162	64,862
Series 2003-A5, Class 2A6,
3.38% (A), 08/25/2033	55,593	56,659
Series 2004-1, Class 2A1,
3.16% (A), 12/25/2034	205,172	206,817
Series 2004-A4, Class A2,
3.26% (A), 08/25/2034	96,049	98,073
Series 2004-D, Class A2,
6-Month LIBOR + 0.72%, 2.18% (A), 09/25/2029	143,548	138,393
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.51% (A), 12/12/2049 (B)	388,014	4
Morgan Stanley Capital I Trust Series 2011-C3, Class A3, 4.05%, 07/15/2049	537,041	551,694
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.48% (A), 12/15/2043 (B)	3,892,024	39
Series 2006-T21, Class X,
0.05% (A), 10/12/2052 (B)	12,741,171	19,448
Series 2007-HQ11, Class X,
0.30% (A), 02/12/2044 (B)	9,068,928	113,543
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.68% (A), 04/25/2034	209,119	220,381
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (B)	213,896	214,619
Series 2012-XA, Class B,
0.25%, 07/27/2049 (B)	1,416,367	1,331,328
PFP, Ltd.
Series 2015-2, Class A,
1-Month LIBOR + 1.45%, 2.69% (A), 07/14/2034 (B)	320,228	320,325
Series 2015-2, Class C,
1-Month LIBOR + 3.25%, 4.49% (A), 07/14/2034 (B)	141,000	141,190
Series 2015-2, Class D,
1-Month LIBOR + 4.00%, 5.24% (A), 07/14/2034 (B)	100,000	100,197
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 02/25/2034	79,740	83,431
Prime Mortgage Trust, Principal Only STRIPS Series 2004-CL1, Class 1, 02/25/2034	4,493	3,962

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 3.45% (A), 05/25/2035	$ 111,248	$ 108,638
RAIT Trust Series 2015-FL5, Class B, 1-Month LIBOR + 3.90%, 5.14% (A), 01/15/2031 (B)	395,000	395,474
RALI Trust
Series 2003-QS18, Class A1,
5.00%, 09/25/2018	8,316	8,332
Series 2004-QS7, Class A4,
5.50%, 05/25/2034	211,238	215,804
RAMP Trust Series 2004-SL2, Class A3, 7.00%, 10/25/2031	127,823	132,883
RBSSP Resecuritization Trust Series 2009-1, Class 1A1, 6.50% (A), 02/26/2036 (B)	268,841	283,127
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
1-Month LIBOR + 1.40%, 2.64% (A), 08/15/2032 (B)	115,119	114,961
Series 2015-CRE4, Class B,
1-Month LIBOR + 3.00%, 4.24% (A), 08/15/2032 (B)	230,000	227,700
Sequoia Mortgage Trust
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 1.84% (A), 12/20/2034	302,249	297,653
Series 2004-11, Class A3,
1-Month LIBOR + 0.60%, 1.84% (A), 12/20/2034	179,262	175,592
Series 2004-12, Class A3,
6-Month LIBOR + 0.32%, 1.75% (A), 01/20/2035	120,972	112,228
Structured Asset Mortgage Investments II Trust Series 2004-AR5, Class 1A1, 1-Month LIBOR + 0.66%, 1.90% (A), 10/19/2034	307,705	296,390
Structured Asset Securities Corp.
Series 2003-37A, Class 2A,
3.29% (A), 12/25/2033	78,590	78,493
Series 2004-4XS, Class 1A5,
5.39% (A), 02/25/2034	328,438	333,588
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-33H, Class 1A1,
5.50%, 10/25/2033	62,409	63,514
Series 2003-35, Class 3A1,
1-Month LIBOR + 0.50%, 1.74% (A), 12/25/2033	27,046	27,012
Series 2004-5H, Class A4,
5.54%, 12/25/2033	265,917	272,562
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 1.88% (A), 09/25/2043	150,101	144,992
Series 2004-1, Class II2A,
2.16% (A), 03/25/2044	68,646	67,251

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	$ 1,000,000	$ 1,021,937
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 05/10/2063	650,000	677,475
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.37% (A), 05/10/2063 (B)	4,584,030	228,665
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	1,000,000	1,018,680
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.08% (A), 03/15/2045 (B)	6,005,481	60
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1,
3.23% (A), 06/25/2033	266,191	267,918
Series 2003-AR7, Class A7,
3.13% (A), 08/25/2033	108,728	109,759
Series 2003-AR8, Class A,
3.22% (A), 08/25/2033	43,879	44,390
Series 2003-AR9, Class 1A6,
3.30% (A), 09/25/2033	191,622	195,037
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	205,232	204,863
Series 2003-S4, Class 2A10,
(2.75) * 1-Month LIBOR + 17.46%, 14.06% (A), 06/25/2033	8,714	10,426
Series 2003-S9, Class A8,
5.25%, 10/25/2033	115,755	120,544
Series 2004-AR3, Class A1,
3.16% (A), 06/25/2034	27,598	28,080
Series 2004-AR3, Class A2,
3.16% (A), 06/25/2034	283,864	288,823
Series 2004-CB2, Class 7A,
5.50%, 08/25/2019	43,027	43,334
Series 2004-CB3, Class 4A,
6.00%, 10/25/2019	60,021	61,292
Series 2004-S2, Class 2A4,
5.50%, 06/25/2034	219,664	228,014
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
Series 2003-MS2, Class 1A1,
5.75%, 02/25/2033	72,506	73,635
Series 2004-RA2, Class 2A,
7.00%, 07/25/2033	66,998	72,817
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	1,077,000	1,089,361
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,915,000	1,902,806

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-K, Class 1A1,
3.57% (A), 11/25/2033	$ 13,528	$ 13,681
Series 2004-4, Class A9,
5.50%, 05/25/2034	163,153	166,169
Series 2004-EE, Class 2A1,
3.40% (A), 12/25/2034	108,734	110,343
Series 2004-EE, Class 2A2,
3.40% (A), 12/25/2034	27,184	27,865
Series 2004-EE, Class 3A1,
3.76% (A), 12/25/2034	33,448	34,680
Series 2004-EE, Class 3A2,
3.76% (A), 12/25/2034	50,172	52,019
Series 2004-I, Class 1A1,
3.46% (A), 07/25/2034	488,673	498,351
Series 2004-P, Class 2A1,
3.54% (A), 09/25/2034	690,899	706,795
Series 2004-R, Class 2A1,
3.60% (A), 09/25/2034	282,490	290,860
Series 2004-U, Class A1,
3.53% (A), 10/25/2034	568,501	570,605
Series 2004-V, Class 1A1,
3.48% (A), 10/25/2034	64,563	65,370
Series 2004-V, Class 1A2,
3.48% (A), 10/25/2034	28,823	29,662
Series 2004-W, Class A9,
3.62% (A), 11/25/2034	106,498	108,676
Series 2005-AR3, Class 1A1,
3.44% (A), 03/25/2035	493,261	506,059
Series 2005-AR8, Class 2A1,
3.42% (A), 06/25/2035	161,125	164,627
Series 2005-AR9, Class 2A1,
3.62% (A), 10/25/2033	65,022	65,637
WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 03/15/2044 (B)	550,000	582,226

Total Mortgage-Backed Securities (Cost $36,739,213)		37,549,141

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.1%
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	520,000	767,234

New York - 0.1%
New York State Dormitory Authority, Revenue Bonds, 5.60%, 03/15/2040	280,000	347,866
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	800,000	896,080
5.65%, 11/01/2040	655,000	850,603

		2,094,549

Ohio - 0.2%
American Municipal Power, Inc., Revenue Bonds, Series B, 7.50%, 02/15/2050	640,000	956,633

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio State University, Revenue Bonds, Series A, 4.80%, 06/01/2111	$ 1,370,000	$ 1,493,081

		2,449,714

Total Municipal Government Obligations (Cost $4,431,263)		5,311,497

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.4%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.55%, 2.93% (A), 04/01/2037	7,128	7,495
1-Year CMT + 2.24%, 2.94% (A), 11/01/2036	223,703	235,939
1-Year CMT + 2.25%, 2.94% (A), 01/01/2035	398,237	419,990
6-Month LIBOR + 1.52%, 2.97% (A), 05/01/2037	93,593	96,799
1-Year CMT + 2.25%, 3.13% (A), 02/01/2036	509,793	538,507
12-Month LIBOR + 1.64%, 3.14% (A), 11/01/2036	75,352	78,792
12-Month LIBOR + 1.59%, 3.14% (A), 12/01/2036	241,717	252,051
1-Year CMT + 2.25%, 3.15% (A), 07/01/2036	279,949	295,607
6-Month LIBOR + 1.70%, 3.18% (A), 10/01/2036	69,038	71,656
12-Month LIBOR + 1.67%, 3.31% (A), 12/01/2036	193,750	202,727
12-Month LIBOR + 1.70%, 3.36% (A), 02/01/2037	37,184	39,017
1-Year CMT + 2.43%, 3.41% (A), 12/01/2031	535,308	567,675
6-Month LIBOR + 2.01%, 3.42% (A), 05/01/2037	60,881	64,028
12-Month LIBOR + 1.70%, 3.42% (A), 06/01/2037	38,713	40,679
3.50%, 06/01/2042 - 07/15/2042	3,151,107	3,256,849
1-Year CMT + 2.36%, 3.53% (A), 10/01/2037	47,027	49,491
12-Month LIBOR + 1.91%, 3.54% (A), 04/01/2037	2,098	2,162
12-Month LIBOR + 2.04%, 3.54% (A), 11/01/2036	21,252	22,593
12-Month LIBOR + 1.81%, 3.55% (A), 09/01/2037	38,415	40,401
12-Month LIBOR + 1.88%, 3.61% (A), 05/01/2038	44,103	46,380
12-Month LIBOR + 2.00%, 3.75% (A), 04/01/2037	48,401	51,078
12-Month LIBOR + 2.05%, 3.76% (A), 05/01/2037	77,132	81,646
1-Year CMT + 2.65%, 3.79% (A), 10/01/2037	99,751	98,201
12-Month LIBOR + 2.17%, 3.84% (A), 03/01/2037	98,437	103,582
12-Month LIBOR + 2.18%, 3.94% (A), 05/01/2037	309,738	329,458

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
4.00%, 04/01/2043 - 01/01/2046	$ 4,081,052	$ 4,326,185
12-Month LIBOR + 2.30%, 4.06% (A), 05/01/2036	40,193	43,048
12-Month LIBOR + 2.47%, 4.14% (A), 03/01/2036	165,217	177,161
4.50%, 05/01/2041 - 07/01/2047	16,238,187	17,479,448
5.00%, 10/01/2018 - 08/01/2040	423,230	460,271
5.50%, 02/01/2018 - 12/01/2035	932,309	1,004,719
6.00%, 12/01/2036 - 06/01/2037	251,518	279,330
6.50%, 05/01/2035 - 03/01/2038	1,244,659	1,416,355
7.50%, 02/01/2038 - 09/01/2038	75,294	86,734
10.00%, 03/17/2026 - 10/01/2030	104,629	108,795
11.00%, 02/17/2021	8,426	8,566
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.70%, 1.93% (A), 09/25/2022	847,710	849,570
2.27%, 01/25/2023	2,500,000	2,484,228
2.31%, 12/25/2022	3,000,000	2,948,701
2.33%, 06/25/2021	2,100,000	2,111,159
2.60%, 09/25/2020	185,750	187,653
2.72%, 07/25/2026	1,456,000	1,445,699
2.74%, 09/25/2025	1,000,000	996,224
2.81%, 09/25/2024	4,140,000	4,186,768
2.84%, 09/25/2022	1,001,000	1,019,777
2.93%, 01/25/2023	1,443,000	1,479,027
3.12%, 06/25/2027	654,000	668,241
3.24%, 04/25/2027	1,097,000	1,132,345
3.33%, 05/25/2027	590,000	609,573
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.25%, 1.49% (A), 08/15/2023	234,561	235,664
1-Month LIBOR + 0.30%, 1.54% (A), 03/15/2036	44,357	44,370
1-Month LIBOR + 0.40%, 1.64% (A), 02/15/2033 - 07/15/2037	1,138,518	1,138,694
1-Month LIBOR + 1.20%, 2.44% (A), 07/15/2039	49,006	50,139
4.00%, 11/15/2041 - 07/15/2042	3,800,650	4,073,174
4.50%, 06/15/2025	2,000,000	2,158,115
5.00%, 07/15/2033 - 07/15/2041	9,332,451	10,471,140
5.30%, 01/15/2033	496,370	541,339
5.50%, 02/15/2022 - 01/15/2039	3,469,045	3,833,806
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	724,221	755,329
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	866,617	982,742
5.69% (A), 10/15/2038	266,663	296,527
6.00%, 05/15/2034 - 06/15/2038	2,019,214	2,275,913
6.25%, 10/15/2023	211,485	227,769
6.50%, 08/15/2021 - 06/15/2032	1,427,851	1,576,538
6.80% (A), 11/15/2021	119,172	122,589
7.00%, 12/15/2036	599,284	694,641
(1.50) * 1-Month LIBOR + 9.08%, 7.22% (A), 11/15/2033	105,400	109,025
7.29% (A), 11/15/2046	820,511	953,230

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
7.50%, 11/15/2036 - 12/15/2036	$ 716,564	$ 845,582
(7.27) * 1-Month LIBOR + 48.00%, 8.00% (A), 06/15/2035	18,602	21,807
(1.83) * 1-Month LIBOR + 14.85%, 12.58% (A), 06/15/2033	37,527	47,762
(3.33) * 1-Month LIBOR + 17.50%, 13.37% (A), 02/15/2040	500,000	644,042
(2.50) * 1-Month LIBOR + 17.45%, 14.35% (A), 02/15/2038	17,330	21,027
(3.00) * 1-Month LIBOR + 20.22%, 16.50% (A), 07/15/2035	38,669	50,159
(4.00) * 1-Month LIBOR + 22.00%, 17.04% (A), 05/15/2035	58,085	81,087
(2.60) * 1-Month LIBOR + 20.93%, 17.71% (A), 08/15/2031	48,842	70,979
(4.50) * 1-Month LIBOR + 24.75%, 19.18% (A), 06/15/2035	85,197	132,529
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.85% (A), 01/15/2040	1,026,049	53,412
3.50%, 09/15/2024	79,216	633
4.00%, 11/15/2029 - 10/15/2037	1,312,939	59,964
4.50%, 12/15/2024 - 07/15/2037	476,550	10,788
(1.00) * 1-Month LIBOR + 6.00%, 4.76% (A), 11/15/2037 - 10/15/2040	1,207,195	166,933
(1.00) * 1-Month LIBOR + 6.05%, 4.81% (A), 05/15/2038	224,729	30,072
(1.00) * 1-Month LIBOR + 6.10%, 4.86% (A), 05/15/2039	156,149	11,778
5.00%, 04/15/2032 - 08/15/2040	1,838,391	227,114
(1.00) * 1-Month LIBOR + 6.25%, 5.01% (A), 12/15/2039	302,768	49,339
(1.00) * 1-Month LIBOR + 6.34%, 5.10% (A), 12/15/2039	657,321	104,360
(1.00) * 1-Month LIBOR + 6.40%, 5.16% (A), 01/15/2037	65,565	6,979
(1.00) * 1-Month LIBOR + 6.45%, 5.21% (A), 11/15/2037	29,086	3,802
(1.00) * 1-Month LIBOR + 6.80%, 5.56% (A), 09/15/2039	280,019	36,212
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 12/15/2043	6,359,036	5,459,106
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
3.73% (A), 10/25/2037	489,299	500,182
5.23%, 05/25/2043	952,310	1,067,816
6.50%, 02/25/2043	308,351	360,933
6.50% (A), 09/25/2043	136,846	158,014
7.00%, 02/25/2043 - 07/25/2043	359,943	422,878
7.50%, 02/25/2042 - 09/25/2043	451,581	529,588
Federal Home Loan Mortgage Corp., Interest Only STRIPS
(1.00) * 1-Month LIBOR + 7.70%, 6.46% (A), 08/15/2036	482,415	93,090
Federal National Mortgage Association
Zero Coupon, 10/09/2019	4,865,000	4,691,304

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1-Month LIBOR + 0.22%, 1.46% (A), 03/25/2045 - 02/25/2046	$ 182,218	$ 180,947
1-Month LIBOR + 0.40%, 1.64% (A), 05/25/2042	279,248	275,879
1-Month LIBOR + 0.55%, 1.79% (A), 08/25/2042	1,074,501	1,084,599
2.03%, 08/01/2019	108,732	109,205
2.15%, 01/25/2023	2,500,000	2,475,671
1-Month LIBOR + 0.93%, 2.16% (A), 11/25/2022	1,255,318	1,255,790
2.37%, 04/01/2023	1,693,155	1,690,194
2.38%, 10/01/2026	1,500,000	1,449,906
2.43%, 08/01/2026	1,968,856	1,917,425
2.49% (A), 12/25/2026	2,200,000	2,143,105
2.49%, 05/01/2026 - 05/25/2026	3,000,000	2,931,260
2.61%, 06/01/2026	1,012,000	995,101
2.63%, 03/01/2026	3,000,000	2,970,815
2.64%, 06/01/2026	2,477,000	2,441,363
2.67%, 04/01/2025	1,185,779	1,193,292
2.70%, 07/01/2026	1,276,000	1,263,046
6-Month LIBOR + 1.33%, 2.71% (A), 07/01/2037	123,610	127,232
2.80%, 10/01/2025 - 01/01/2028	15,352,892	15,490,519
6-Month LIBOR + 1.35%, 2.83% (A), 09/01/2036	47,239	48,584
2.86%, 06/01/2028	1,094,246	1,092,186
6-Month LIBOR + 1.46%, 2.87% (A), 02/01/2037	104,877	108,556
2.90%, 06/25/2027	2,042,563	2,027,177
2.92%, 01/01/2025	2,510,000	2,554,732
2.93%, 06/01/2030	1,000,000	987,892
2.94% (A), 01/25/2026	3,486,000	3,527,245
2.94%, 12/01/2028	5,000,000	4,957,223
6-Month LIBOR + 1.50%, 2.95% (A), 02/01/2037	42,460	43,990
2.98%, 06/01/2027	1,715,000	1,729,744
2.99%, 01/01/2025 - 08/01/2029	3,987,287	4,000,218
3.02%, 07/01/2024 - 05/01/2030	13,416,833	13,478,840
3.04%, 06/01/2024 - 07/01/2029	6,931,147	6,978,027
3.06% (A), 05/25/2027	1,700,000	1,729,361
3.08%, 12/01/2024	1,936,163	1,995,953
3.09%, 09/01/2029	3,797,000	3,823,378
3.11%, 03/01/2027	2,000,000	2,043,298
3.12%, 01/01/2022	1,974,715	2,036,793
3.15%, 04/01/2031	3,418,435	3,462,818
1-Year CMT + 2.09%, 3.16% (A), 11/01/2037	117,796	123,940
3.17%, 02/01/2030	1,000,000	1,015,544
3.18% (A), 06/25/2027	1,771,000	1,807,373
3.21%, 03/01/2029	5,000,000	5,106,303
12-Month LIBOR + 1.46%, 3.21% (A), 09/01/2037	38,522	40,055
12-Month LIBOR + 1.64%, 3.21% (A), 10/01/2036	90,462	94,576
12-Month LIBOR + 1.52%, 3.22% (A), 11/01/2037	84,702	88,286
3.24%, 06/01/2026	946,440	977,580
3.28%, 11/01/2030	2,000,000	2,049,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.29%, 08/01/2026	$ 2,000,000	$ 2,066,534
12-Month LIBOR + 1.79%, 3.29% (A), 12/01/2036	49,506	52,012
3.30%, 04/25/2029	1,419,000	1,440,073
3.32%, 04/01/2029	5,000,000	5,128,895
12-Month LIBOR + 1.62%, 3.37% (A), 09/01/2036	147,414	153,709
3.37%, 05/01/2037	974,992	989,086
3.38%, 12/01/2029	810,000	837,592
12-Month LIBOR + 1.89%, 3.39% (A), 11/01/2036	94,944	100,405
12-Month LIBOR + 1.69%, 3.43% (A), 04/01/2037	28,383	29,642
12-Month LIBOR + 1.94%, 3.44% (A), 12/01/2036	80,797	85,031
12-Month LIBOR + 1.70%, 3.45% (A), 08/01/2036 - 07/01/2037	67,485	70,285
3.45%, 04/01/2029	3,867,000	4,006,644
12-Month LIBOR + 1.74%, 3.48% (A), 04/01/2036	53,675	56,483
3.50%, 04/01/2043 - 01/01/2044	3,247,406	3,354,398
3.52%, 10/01/2029	833,746	872,645
12-Month LIBOR + 1.82%, 3.57% (A), 09/01/2036	18,940	19,928
12-Month LIBOR + 1.84%, 3.58% (A), 07/01/2037	81,923	86,589
12-Month LIBOR + 1.82%, 3.59% (A), 06/01/2036	113,636	119,983
3.59%, 01/01/2031	971,375	1,023,380
12-Month LIBOR + 1.84%, 3.59% (A), 05/01/2036	124,609	131,683
12-Month LIBOR + 2.16%, 3.70% (A), 11/01/2036	22,183	23,506
3.73%, 05/01/2029	873,541	926,979
3.76%, 12/01/2035	1,950,071	2,054,348
6-Month LIBOR + 2.50%, 3.89% (A), 03/01/2036	290,608	312,178
3.89%, 07/01/2021	5,890,989	6,212,344
3.90%, 09/01/2021	903,025	953,887
3.95%, 07/01/2021	6,874,330	7,263,645
3.97%, 12/01/2025	423,933	460,069
4.00%, 04/01/2020 - 06/01/2047	5,593,982	5,958,371
4.02%, 11/01/2028	658,811	712,941
4.05%, 01/01/2021	6,065,000	6,401,732
12-Month LIBOR + 2.38%, 4.08% (A), 03/01/2036	146,473	157,862
12-Month LIBOR + 2.37%, 4.14% (A), 08/01/2037	65,659	70,080
4.23%, 02/01/2029	4,119,134	4,561,487
4.25%, 04/01/2021	2,500,000	2,653,833
4.26%, 07/01/2021	2,456,973	2,613,782
4.34%, 06/01/2021	7,000,000	7,507,676
4.45%, 07/01/2026	1,369,267	1,484,105
4.48%, 06/01/2021	2,180,000	2,335,378
4.50%, 08/01/2021	3,000,000	3,228,707
4.55%, 06/25/2043	127,578	136,296
5.00%, 04/01/2022 - 08/01/2040	1,105,334	1,198,964
5.50%, 01/01/2018 - 07/01/2037	1,883,200	2,083,257

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
6.00%, 03/01/2019 - 11/01/2037	$ 3,812,902	$ 4,178,993
6.50%, 06/01/2023 - 07/25/2042	2,242,493	2,540,916
7.00%, 12/25/2033 - 02/25/2044	1,448,191	1,679,500
7.50%, 10/01/2037 - 12/25/2045	961,722	1,136,565
8.00%, 10/01/2031	85,840	96,052
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.24%, 1.48% (A), 10/25/2046	176,158	175,748
1-Month LIBOR + 0.25%, 1.49% (A), 06/27/2036	312,344	306,063
1-Month LIBOR + 0.29%, 1.53% (A), 07/25/2036	156,063	155,790
1-Month LIBOR + 0.40%, 1.64% (A), 06/25/2037	44,019	44,017
1-Month LIBOR + 0.55%, 1.79% (A), 08/25/2041	508,894	514,628
1-Month LIBOR + 0.60%, 1.84% (A), 04/25/2040	429,528	432,636
3.00%, 01/25/2046	1,044,190	1,061,052
3.50% (A), 12/25/2039	369,213	393,410
3.50%, 02/25/2043	1,317,385	1,358,670
4.50%, 02/25/2039 - 05/25/2041	1,510,602	1,627,061
5.00%, 01/25/2018 - 03/25/2018	9,205	9,219
5.50%, 08/25/2025 - 10/25/2040	9,076,547	10,037,780
5.61% (A), 01/25/2032	86,070	91,553
5.75%, 08/25/2034	1,000,000	1,117,309
5.81% (A), 05/25/2051	329,094	366,290
5.96% (A), 06/25/2040	212,342	238,359
6.00%, 03/25/2029 - 12/25/2049	3,231,360	3,565,421
6.22% (A), 02/25/2040	265,583	299,065
6.25%, 09/25/2038	48,978	54,447
6.44% (A), 03/25/2040	309,509	354,582
6.50%, 04/18/2028 - 11/25/2041	978,228	1,101,543
6.75%, 04/25/2037	77,883	87,848
7.00%, 03/25/2038 - 11/25/2041	2,475,061	2,829,698
7.50%, 05/17/2024	123,120	135,431
7.50% (A), 12/25/2042	136,258	154,551
8.00%, 02/25/2023	492,139	541,014
(2.00) * 1-Month LIBOR + 12.66%, 10.18% (A), 03/25/2040	343,842	406,454
(3.33) * 1-Month LIBOR + 17.67%, 13.54% (A), 04/25/2040	263,818	355,135
(2.00) * 1-Month LIBOR + 16.20%, 13.72% (A), 01/25/2034	25,292	29,861
(2.50) * 1-Month LIBOR + 16.88%, 13.78% (A), 08/25/2035 - 10/25/2035	97,995	122,034
(2.75) * 1-Month LIBOR + 17.88%, 14.47% (A), 09/25/2024	139,344	167,741
(2.75) * 1-Month LIBOR + 19.53%, 16.12% (A), 05/25/2034	149,887	200,415
(2.75) * 1-Month LIBOR + 20.13%, 16.73% (A), 05/25/2035	214,529	275,962
(3.33) * 1-Month LIBOR + 22.67%, 18.54% (A), 04/25/2037	92,603	132,139
(3.67) * 1-Month LIBOR + 24.57%, 20.03% (A), 11/25/2035	102,460	149,875

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS
1.48% (A), 01/25/2038	$ 122,726	$ 5,300
1.72% (A), 04/25/2041	715,791	33,548
3.00%, 01/25/2021	494,292	18,361
(1.00) * 1-Month LIBOR + 4.44%, 3.20% (A), 11/25/2040	1,240,471	100,004
(1.00) * 1-Month LIBOR + 5.00%, 3.76% (A), 07/25/2040	1,400,036	161,830
(1.00) * 1-Month LIBOR + 5.90%, 4.66% (A), 10/25/2039	63,981	8,338
(1.00) * 1-Month LIBOR + 6.00%, 4.76% (A), 02/25/2038 - 06/25/2039	926,012	120,562
(1.00) * 1-Month LIBOR + 6.18%, 4.94% (A), 12/25/2039	19,856	2,595
5.00%, 07/25/2039	102,418	20,680
(1.00) * 1-Month LIBOR + 6.25%, 5.01% (A), 01/25/2040	370,111	57,322
(1.00) * 1-Month LIBOR + 6.35%, 5.11% (A), 12/25/2037	768,743	80,813
(1.00) * 1-Month LIBOR + 6.40%, 5.16% (A), 07/25/2037 - 05/25/2040	856,679	127,066
(1.00) * 1-Month LIBOR + 6.42%, 5.18% (A), 04/25/2040	178,936	26,190
(1.00) * 1-Month LIBOR + 6.45%, 5.21% (A), 10/25/2037 - 12/25/2037	403,288	66,820
(1.00) * 1-Month LIBOR + 6.62%, 5.38% (A), 07/25/2037	203,304	27,513
(1.00) * 1-Month LIBOR + 6.65%, 5.41% (A), 10/25/2026 - 03/25/2039	848,110	111,677
(1.00) * 1-Month LIBOR + 6.70%, 5.46% (A), 03/25/2036	1,414,160	276,246
5.50%, 10/25/2039	146,244	26,530
(1.00) * 1-Month LIBOR + 6.99%, 5.75% (A), 03/25/2038	181,960	31,480
(1.00) * 1-Month LIBOR + 7.10%, 5.86% (A), 02/25/2040	160,637	19,284
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	4,243,136	3,789,084
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	588,398	545,722
FREMF Mortgage Trust
3.50% (A), 08/25/2046 (B)	1,500,000	1,472,414
3.58% (A), 11/25/2049 (B)	920,000	914,213
3.68% (A), 01/25/2048 (B)	1,405,000	1,350,983
3.68% (A), 01/25/2048 (B)	4,355,000	4,410,166
3.83% (A), 11/25/2047 (B)	2,000,000	1,948,257
3.84% (A), 07/25/2049 (B)	750,000	765,192
4.07% (A), 11/25/2047 (B)	1,115,000	1,083,410
Government National Mortgage Association
1-Month LIBOR + 0.45%, 1.68% (A), 03/20/2060	38,260	38,321
1-Month LIBOR + 0.47%, 1.70% (A), 05/20/2063	1,849,895	1,845,593
1-Month LIBOR + 0.50%, 1.73% (A), 06/20/2067	2,623,419	2,618,690

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.52%, 1.75% (A), 10/20/2062	$ 1,497,429	$ 1,498,506
1-Month LIBOR + 0.53%, 1.76% (A), 10/20/2062	1,302,525	1,301,548
1-Month LIBOR + 0.58%, 1.81% (A), 05/20/2066	1,754,549	1,757,130
1-Month LIBOR + 0.60%, 1.83% (A), 11/20/2065	3,115,645	3,124,688
1-Month LIBOR + 0.65%, 1.88% (A), 05/20/2061 - 01/20/2066	7,016,315	7,047,484
1-Month LIBOR + 0.70%, 1.93% (A), 05/20/2061 - 03/20/2066	6,390,991	6,429,468
1-Month LIBOR + 1.00%, 2.23% (A), 12/20/2066	842,729	858,216
4.50%, 11/20/2034	893,165	958,999
5.50%, 01/16/2033 - 09/20/2039	4,677,620	5,197,265
5.75%, 02/20/2036 - 10/20/2037	806,348	874,467
5.82% (A), 10/20/2033	291,461	325,886
6.00%, 11/20/2033 - 08/20/2038	1,031,625	1,149,855
6.13%, 06/16/2031	1,584,000	1,777,020
(1.15) * 1-Month LIBOR + 7.67%, 6.25% (A), 03/17/2033	26,391	27,167
6.50%, 12/20/2031 - 12/15/2035	1,212,074	1,390,188
7.00%, 09/15/2031 - 10/16/2040	1,170,523	1,321,603
(1.00) * 1-Month LIBOR + 44.50%, 7.00% (A), 09/20/2034	16,255	17,675
7.50%, 09/16/2035 - 10/15/2037	202,938	231,191
(1.83) * 1-Month LIBOR + 14.70%, 12.43% (A), 11/17/2032	24,842	28,748
(2.92) * 1-Month LIBOR + 17.50%, 13.89% (A), 02/20/2034	63,210	80,766
(3.50) * 1-Month LIBOR + 23.28%, 18.94% (A), 04/20/2037	169,764	235,169
Government National Mortgage Association, Interest Only STRIPS
1.71% (A), 06/20/2067	4,994,833	531,950
4.00%, 09/16/2037	474,372	8,393
(1.00) * 1-Month LIBOR + 5.83%, 4.59% (A), 02/20/2038	86,298	11,155
(1.00) * 1-Month LIBOR + 5.90%, 4.66% (A), 09/20/2038	559,459	82,996
(1.00) * 1-Month LIBOR + 5.95%, 4.71% (A), 02/20/2039 - 06/20/2039	229,345	29,595
(1.00) * 1-Month LIBOR + 6.00%, 4.76% (A), 02/20/2038	901,969	138,641
(1.00) * 1-Month LIBOR + 6.04%, 4.80% (A), 02/20/2039	75,419	10,286
(1.00) * 1-Month LIBOR + 6.05%, 4.81% (A), 08/16/2039	346,387	44,665
(1.00) * 1-Month LIBOR + 6.09%, 4.85% (A), 09/20/2039	541,837	73,540
(1.00) * 1-Month LIBOR + 6.10%, 4.86% (A), 11/20/2034 - 07/16/2039	802,369	102,084
(1.00) * 1-Month LIBOR + 6.15%, 4.91% (A), 07/20/2038	629,993	106,151
(1.00) * 1-Month LIBOR + 6.20%, 4.96% (A), 03/20/2037 - 06/20/2038	233,491	35,633

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.30%, 5.06% (A), 03/20/2039	$ 30,271	$ 1,478
(1.00) * 1-Month LIBOR + 6.40%, 5.16% (A), 12/20/2038 - 11/16/2039	670,820	72,872
(1.00) * 1-Month LIBOR + 6.55%, 5.31% (A), 11/16/2033 - 11/20/2037	154,008	21,380
(1.00) * 1-Month LIBOR + 6.60%, 5.36% (A), 05/20/2041	367,181	66,998
(1.00) * 1-Month LIBOR + 6.68%, 5.44% (A), 07/20/2037	357,281	56,500
(1.00) * 1-Month LIBOR + 6.70%, 5.46% (A), 06/20/2037	661,800	115,988
(1.00) * 1-Month LIBOR + 7.30%, 6.06% (A), 12/20/2038	374,667	68,173
(1.00) * 1-Month LIBOR + 7.60%, 6.36% (A), 09/20/2038	43,390	7,871
(1.00) * 1-Month LIBOR + 7.70%, 6.46% (A), 04/16/2038	32,350	5,951
6.50%, 03/20/2039	49,524	11,358
Government National Mortgage Association, Principal Only STRIPS 12/20/2032 - 12/20/2040	1,436,631	1,272,821
Government Trust Certificate Series 2001-Z, Zero Coupon, 04/01/2020	10,890,000	10,448,739
National Credit Union Administration Guaranteed Notes Trust Series 2010-R3, Class 3A, 2.40%, 12/08/2020	94,314	94,432
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2030	6,755,000	5,935,512
Resolution Funding Corp., Principal Only STRIPS 01/15/2026 - 10/15/2027	170,000	133,552
Tennessee Valley Authority
4.25%, 09/15/2065	580,000	657,539
4.63%, 09/15/2060	236,000	287,058
5.25%, 09/15/2039	240,000	315,371
5.88%, 04/01/2036	2,325,000	3,213,529
Tennessee Valley Authority, Principal Only STRIPS 05/01/2019 - 05/01/2030	3,800,000	3,003,801
Vendee Mortgage Trust
6.75%, 06/15/2028	325,640	369,315
7.25%, 02/15/2023	383,818	419,695

Total U.S. Government Agency Obligations (Cost $409,784,118)		410,880,386

U.S. GOVERNMENT OBLIGATIONS - 22.7%
U.S. Treasury - 22.0%
U.S. Treasury Bond
3.13%, 02/15/2043	2,800,000	2,945,797
3.50%, 02/15/2039	4,700,000	5,292,090
3.63%, 08/15/2043	5,400,000	6,177,305
3.88%, 08/15/2040	5,000,000	5,927,930
4.25%, 05/15/2039	1,100,000	1,372,250
4.38%, 02/15/2038 - 05/15/2041	3,140,000	3,984,048

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
4.50%, 08/15/2039	$ 1,200,000	$ 1,546,828
U.S. Treasury Bond, Principal Only STRIPS
05/15/2019 - 08/15/2041	189,386,000	155,225,673
08/15/2019 - 11/15/2031 (F)	20,445,000	17,018,009
U.S. Treasury Note
1.63%, 02/15/2026	70,000	66,333
1.75%, 09/30/2022 - 05/15/2023	11,000,000	10,856,250
1.88%, 08/31/2022	4,000,000	3,975,156
2.00%, 10/31/2021 - 02/15/2023	26,300,000	26,321,812
2.13%, 01/31/2021 - 06/30/2022	2,000,000	2,016,524
2.25%, 11/15/2024	3,000,000	3,002,578
2.38%, 08/15/2024	25,000,000	25,250,976
2.63%, 08/15/2020	1,500,000	1,537,090
2.75%, 02/15/2024	15,000,000	15,510,352
U.S. Treasury Note, Principal Only STRIPS 11/15/2019	350,000	338,831

		288,365,832

U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	2,858,600	3,443,348
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	3,991,259	3,997,837
1.38%, 01/15/2020	1,377,070	1,423,376

		8,864,561

Total U.S. Government Obligations (Cost $291,150,957)		297,230,393

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (K)	17,326,823	17,326,823

Total Securities Lending Collateral (Cost $17,326,823)		17,326,823

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp., 0.12% (K), dated 10/31/2017, to be repurchased at $41,111,307 on 11/01/2017. Collateralized by U.S. Government Obligations, 1.75% - 2.63%, due 10/31/2020 - 11/15/2020, and with a total value of $41,936,362.	$ 41,111,170	41,111,170

Total Repurchase Agreement (Cost $41,111,170)		41,111,170

Total Investments (Cost $1,301,046,471)		1,322,112,412
Net Other Assets (Liabilities) - (0.9)%		(12,283,222)

Net Assets - 100.0%		$ 1,309,829,190

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$160,342,502	$—	$160,342,502
Corporate Debt Securities	—	343,831,227	49,787	343,881,014
Foreign Government Obligations	—	8,479,486	—	8,479,486
Mortgage-Backed Securities	—	37,549,141	—	37,549,141
Municipal Government Obligations	—	5,311,497	—	5,311,497
U.S. Government Agency Obligations	—	410,880,386	—	410,880,386
U.S. Government Obligations	—	297,230,393	—	297,230,393
Securities Lending Collateral	17,326,823	—	—	17,326,823
Repurchase Agreement	—	41,111,170	—	41,111,170

Total Investments	$17,326,823	$1,304,735,802	$49,787	$1,322,112,412

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $223,567,420, representing 17.1% of the Fund’s net assets.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $11,947,509 or 0.9% of the Fund’s net assets.
(D)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2017; the maturity dates disclosed are the ultimate maturity dates.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2017. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,977,102. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $49,787, representing less than 0.1% of the Fund’s net assets.
(J)	Perpetual maturity. The date displayed is the next call date.
(K)	Rates disclosed reflect the yields at October 31, 2017.
(L)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Developing Markets Equity

(unaudited)

MARKET ENVIRONMENT

Global equity markets rose across the board during the reporting period. Emerging market equities fared particularly well, benefiting the Fund’s absolute performance. The combination of improving economic growth and positive earnings revisions were broadly supportive of equities globally. The backdrop for emerging market equities remained positive, even with expectations the U.S. Federal Reserve will continue to tighten monetary policies.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Developing Markets Equity Class I2 returned 23.04%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 26.91%.

STRATEGY REVIEW

The Fund underperformed its benchmark largely due to stock selection in the information technology sector, along with an overweight position and stock selection in consumer staples. The Fund’s cash position was also a drag, given the market’s strong performance.

Relative contributors included an underweight position in telecommunication services and stock selection in consumer discretionary and industrials.

In terms of countries, detractors included stock selection in India and Russia, and an underweight in South Korea. Contributors were holdings in China and Taiwan, and exposure in France.

Top individual detractors included Lojas Americanas SA, Magnit PJSC and Dr. Reddy’s Laboratories, Ltd.

Lojas Americanas SA, an operator of a chain of retail stores throughout Brazil, saw significant pressure on its share price, as it continued to battle deflationary headwinds in its food business.

Magnit PJSC, a chain of discount hypermarkets in Russia, saw its share price erode after announcing weak third quarter 2017 results, which were below estimates.

Dr. Reddy’s Laboratories, Ltd., an Indian pharmaceutical company, announced disappointing fiscal year 2017 results. The company was impacted by drug price erosion in the U.S., and from lack of new approvals. There were some bright spots in their results, as some geographies delivered good performance due to new product launches.

Top performing holdings included Alibaba Group Holding, Ltd., Tencent Holdings, Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd (“TSMC”).

Alibaba Group Holding, Ltd., a Chinese internet and e-commerce company, saw its share price rally, as it continued to improve its domination and monetization capabilities in the e-commerce segment, simultaneously expanding and fine tuning its ecosystem of mobile payments, cloud computing and others. The company has growth opportunities that remain largely untapped in rural China and Southeast Asia, in our view.

Tencent Holdings, Ltd., one of China’s leading Internet companies, benefited partly from better-than-expected results. The company continued to expand and dominate with the introduction of vertical search and expansion into the Malaysian market with WeChat. Tencent Holdings, Ltd. also announced expanded data centers for its cloud computing service, an artificial intelligence (“AI”) accelerator program and an investment in Indian education startup BYJU. In addition, the company announced an AI alliance in developing autonomous vehicles.

The performance of TSMC, a manufacturer and marketer of integrated circuits, was driven by the smartphone supply chain’s inventory restocking for new product introduction in the third quarter of 2017. We believe that TSMC’s significant spending on capital expenditures and research and development over the last few years has given its market share dominance, which has the potential to remain unrivaled in the near term. Longer term, we expect TSMC to be a cornerstone of the next wave of the technology industry’s innovation boom — AI, big data and autonomous driving, among others.

Justin Leverenz, CFA

John Paul Lech

Co-Portfolio Managers

OppenheimerFunds, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	94.6%
Repurchase Agreement	3.2
Securities Lending Collateral	2.7
Preferred Stock	1.3
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Developing Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	23.04%	4.40%	2.98%	12/06/2005
MSCI Emerging Markets Index (A)	26.91%	5.21%	0.93%

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in emerging and developing markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS
At October 31, 2017

	Shares	Value
COMMON STOCKS - 94.6%
Argentina - 0.0% (A)
MercadoLibre, Inc.	2,120	$ 509,457

Brazil - 3.7%
Atacadao Distribuicao Comercio e Industria Ltda (B)	1,686,500	8,289,952
B3 SA - Brasil Bolsa Balcao	3,178,946	23,225,265
Estacio Participacoes SA	680,900	6,104,850
Natura Cosmeticos SA	96,200	910,743
Sul America SA	1,048,212	5,745,252

		44,276,062

Chile - 0.1%
Banco de Chile	8,644,885	1,324,340

China - 20.8%
3SBio, Inc. (B) (C)	2,401,500	4,297,298
Alibaba Group Holding, Ltd., ADR (B)	361,578	66,852,157
China International Capital Corp., Ltd., H Shares (C) (D)	2,237,200	4,611,246
China Literature, Ltd. (B) (C) (E)	1,323	9,421
China Lodging Group, Ltd., ADR (B)	161,234	21,587,620
Ctrip.com International, Ltd., ADR (B)	497,209	23,811,339
NetEase, Inc., ADR	17,660	4,978,707
New Oriental Education & Technology Group, Inc., ADR	117,920	9,815,661
Sinopharm Group Co., Ltd., Class H	5,719,800	25,587,846
Tencent Holdings, Ltd.	1,662,525	74,544,472
Want Want China Holdings, Ltd.	8,714,000	7,126,326
Wuxi Biologics Cayman, Inc. (B) (C) (D)	273,000	1,546,722
ZTO Express Cayman, Inc., ADR (B)	301,960	4,828,341

		249,597,156

Colombia - 1.1%
Grupo Aval Acciones y Valores SA, ADR	892,539	7,425,925
Grupo de Inversiones Suramericana SA	458,836	5,825,100

		13,251,025

Egypt - 0.5%
Commercial International Bank Egypt SAE	1,251,673	5,606,598

France - 4.7%
Kering	75,527	34,619,181
LVMH Moet Hennessy Louis Vuitton SE	72,980	21,771,245

		56,390,426

Hong Kong - 6.4%
AIA Group, Ltd.	4,559,600	34,307,755
China Mobile, Ltd.	1,323,000	13,286,981
Hang Lung Group, Ltd.	655,000	2,300,484
Hong Kong Exchanges & Clearing, Ltd.	220,733	6,145,462
Hutchison China MediTech, Ltd., ADR (B)	45,040	1,371,468
Jardine Strategic Holdings, Ltd.	458,277	19,220,137

		76,632,287

India - 12.4%
Apollo Hospitals Enterprise, Ltd.	403,183	6,448,812
Biocon, Ltd.	528,606	2,933,923
Cholamandalam Investment and Finance Co., Ltd.	166,195	2,950,757
Dr. Reddy’s Laboratories, Ltd.	180,345	6,760,927
Glenmark Pharmaceuticals, Ltd.	185,066	1,768,622
Housing Development Finance Corp., Ltd.	2,150,446	56,472,604
Infosys, Ltd.	1,058,582	15,068,608

	Shares	Value
COMMON STOCKS (continued)
India (continued)
Kotak Mahindra Bank, Ltd.	1,013,550	$ 16,066,734
Tata Consultancy Services, Ltd.	271,931	10,994,373
UltraTech Cement, Ltd.	151,945	10,321,833
Zee Entertainment Enterprises, Ltd.	2,247,608	18,851,158

		148,638,351

Indonesia - 2.6%
Astra International Tbk PT	15,619,500	9,213,346
Bank Mandiri Persero Tbk PT	16,021,400	8,328,175
Bank Rakyat Indonesia Persero Tbk PT	5,236,500	6,023,181
Indocement Tunggal Prakarsa Tbk PT	4,275,721	7,077,599

		30,642,301

Italy - 1.1%
Prada SpA	3,932,700	13,610,749

Malaysia - 1.3%
Genting Bhd.	5,346,400	11,429,058
Genting Malaysia Bhd.	3,425,700	4,070,219

		15,499,277

Mexico - 5.0%
Fomento Economico Mexicano SAB de CV	1,676,491	14,604,340
Fomento Economico Mexicano SAB de CV, ADR	72,280	6,342,570
Grupo Aeroportuario del Sureste SAB de CV, Class B (D)	353,165	6,314,758
Grupo Financiero Banorte SAB de CV, Class O	670,802	3,974,760
Grupo Financiero Inbursa SAB de CV, Class O (D)	6,491,366	11,166,704
Grupo Mexico SAB de CV, Series B	4,038,441	13,133,741
Kimberly-Clark de Mexico SAB de CV, A Shares	2,505,409	4,309,903

		59,846,776

Peru - 0.7%
Credicorp, Ltd.	40,450	8,471,848

Philippines - 3.9%
Ayala Corp.	150,360	3,000,450
Ayala Land, Inc.	9,160,600	7,672,555
Bank of the Philippine Islands	144,330	273,983
Jollibee Foods Corp.	1,464,240	7,070,615
SM Investments Corp.	911,136	16,874,128
SM Prime Holdings, Inc.	16,866,163	12,100,016

		46,991,747

Poland - 0.2%
Bank Pekao SA	53,478	1,746,874

Portugal - 0.1%
Jeronimo Martins SGPS SA	60,524	1,099,821

Republic of Korea - 6.6%
Amorepacific Corp.	28,632	8,024,678
AMOREPACIFIC Group	20,346	2,606,017
Celltrion Healthcare Co., Ltd. (B)	64,066	3,368,133
Celltrion, Inc. (B) (D)	35,277	5,450,483
LG Household & Health Care, Ltd.	19,580	20,570,054
NAVER Corp.	36,074	28,785,786
Samsung Biologics Co., Ltd. (B) (C) (D)	30,355	10,404,177

		79,209,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Republic of South Africa - 3.5%
FirstRand, Ltd. (D)	3,567,403	$ 12,931,087
Mediclinic International PLC (D)	508,380	3,929,692
Shoprite Holdings, Ltd. (D)	559,837	8,012,633
Steinhoff International Holdings NV	4,033,340	17,518,339

		42,391,751

Russian Federation - 6.9%
Alrosa PJSC (B) (E)	5,144,553	6,615,432
Magnit PJSC (B) (E)	185,950	24,461,583
Moscow Exchange MICEX-RTS PJSC (B) (E)	3,346,862	6,754,389
Novatek PJSC, GDR (F)	277,300	31,639,930
Polyus PJSC, GDR (C) (E) (G)	85,300	3,347,172
Sberbank of Russia PJSC, ADR	724,010	10,389,544

		83,208,050

Spain - 0.4%
Prosegur Cash SA (B) (C)	1,565,601	5,106,331

Switzerland - 2.8%
Glencore PLC	6,922,560	33,374,939

Taiwan - 6.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,968,459	80,317,497

Turkey - 1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	968,367	5,605,655
BIM Birlesik Magazalar AS	388,319	7,917,775

		13,523,430

United Kingdom - 2.0%
Anglo American PLC (D)	324,160	6,113,570
Unilever PLC	305,450	17,320,654

		23,434,224

Total Common Stocks (Cost $915,371,206)		1,134,700,645

	Shares	Value
PREFERRED STOCK - 1.3%
Brazil - 1.3%
Lojas Americanas SA 0.16%	2,760,770	$ 14,836,407

Total Preferred Stock (Cost $15,695,073)		14,836,407

SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (H)	32,016,035	32,016,035

Total Securities Lending Collateral (Cost $32,016,035)		32,016,035

	Principal
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp., 0.12% (H), dated 10/31/2017, to be repurchased at $38,704,576 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.85%, due 10/13/2020, and with a value of $39,482,498.	$ 38,704,447	38,704,447

Total Repurchase Agreement (Cost $38,704,447)		38,704,447

Total Investments (Cost $1,001,786,761)		1,220,257,534
Net Other Assets (Liabilities) - (1.8)%		(21,128,581)

Net Assets - 100.0%		$ 1,199,128,953

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Internet Software & Services	14.4%	$175,680,000
Banks	6.6	80,798,666
Semiconductors & Semiconductor Equipment	6.6	80,317,497
Textiles, Apparel & Luxury Goods	5.7	70,001,175
Metals & Mining	5.1	62,584,854
Thrifts & Mortgage Finance	4.6	56,472,604
Food & Staples Retailing	4.1	49,781,764
Personal Products	4.1	49,432,146
Hotels, Restaurants & Leisure	3.6	44,157,512
Capital Markets	3.3	40,736,362
Insurance	3.3	40,053,007
Health Care Providers & Services	3.2	39,334,483
Industrial Conglomerates	3.0	36,094,265
Oil, Gas & Consumable Fuels	2.6	31,639,930
Beverages	2.2	26,552,565
IT Services	2.1	26,062,981
Internet & Direct Marketing Retail	2.0	23,811,339
Real Estate Management & Development	1.8	22,073,055
Diversified Financial Services	1.8	21,756,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Media	1.6%	$18,851,158
Household Durables	1.4	17,518,339
Construction Materials	1.4	17,399,432
Diversified Consumer Services	1.3	15,920,511
Multiline Retail	1.2	14,836,407
Wireless Telecommunication Services	1.1	13,286,981
Biotechnology	1.0	12,681,704
Life Sciences Tools & Services	1.0	11,950,899
Pharmaceuticals	0.8	9,901,017
Automobiles	0.8	9,213,346
Food Products	0.6	7,126,326
Transportation Infrastructure	0.5	6,314,758
Commercial Services & Supplies	0.4	5,106,331
Air Freight & Logistics	0.4	4,828,341
Household Products	0.4	4,309,903
Consumer Finance	0.2	2,950,757

Investments, at Value	94.2	1,149,537,052
Short-Term Investments	5.8	70,720,482

Total Investments	100.0%	$1,220,257,534

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$271,314,345	$860,039,128	$3,347,172	$1,134,700,645
Preferred Stock	14,836,407	—	—	14,836,407
Securities Lending Collateral	32,016,035	—	—	32,016,035
Repurchase Agreement	—	38,704,447	—	38,704,447

Total Investments	$318,166,787	$898,743,575	$3,347,172	$1,220,257,534

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $29,322,367, representing 2.4% of the Fund’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,358,107. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, total value of securities is $41,187,997, representing 3.4% of the Fund’s net assets.
(F)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the value of the Regulation S security is $31,639,930, representing 2.6% of the Fund’s net assets.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Rates disclosed reflect the yields at October 31, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

Global real estate shares generated a positive return over the past twelve-months ended October 31, 2017, as performance was positive across all three major geographic regions. Economic releases continue to show firming economic growth with subdued inflation globally, despite a bias by some central banks to raise policy rates or otherwise tighten monetary policy—specifically, the U.S. Federal Reserve (“Fed”), which is expected to raise the fed funds rate in its December meeting.

Real estate stocks tend to perform well in this “slow but steady growth” economic environment, supported by interest rates which have remained in a lower range despite expectations of higher rates looking forward. With real estate companies trading at a discount to our estimate of net asset value (“NAV”), and an implied capitalization rate approaching six percent globally in our view, we believe real estate stocks remain attractively priced.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Global Real Estate Securities Class I2 returned 5.26%. By comparison, its benchmark, the S&P Developed Property, returned 8.89%.

STRATEGY REVIEW

The Fund offers a global strategy for real estate securities investors in the U.S. As a general matter, the sub-adviser intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”). The Fund does not directly invest in real estate. The Fund seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

The Fund trailed the benchmark during the 12-month period ended October 31, 2017.

Sub-par stock selection in Japan and Hong Kong detracted from performance, which more than offset the value added from positive stock selection in Australia and Singapore. In Japan, investments in high-quality Tokyo-focused landlords underperformed despite improving property fundamentals.

In Europe, the relative underperformance of pan-European retail stocks overshadowed the value added from an overweight to German residential stocks, which was the best-performing property type during the period. In the U.K., positioning in London office was a modest drag on performance and offset relative outperformance of stocks in the industrial, storage and student housing sectors. In the U.S., stock selection was adversely impacted by holdings in the net lease and shopping center sectors, neutralizing positive stock selection generated in the healthcare sector.

Sector allocation decisions were mixed during the period as favorable positioning decisions in the Asia-Pacific region and the U.S. were offset by sub-par positioning decisions in Europe.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.9%
Securities Lending Collateral	2.1
Net Other Assets (Liabilities)	(2.0)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Global Real Estate Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	5.26%	5.51%	1.58%	11/15/2005
S&P Developed Property (A)	8.89%	8.11%	2.81%

(A) The S&P Developed Property defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.9%
Australia - 5.8%
Aventus Retail Property Fund, Ltd., REIT	81,599	$ 144,888
Dexus, REIT	26,748	200,007
GPT Group, REIT	101,365	394,881
LendLease Group	14,743	182,906
Mirvac Group, REIT	100,035	184,514
Scentre Group, REIT	70,229	216,074
Westfield Corp., REIT	44,609	265,280

		1,588,550

Canada - 0.7%
Canadian Real Estate Investment Trust	1,700	61,406
SmartCentres Real Estate Investment Trust	5,700	128,041

		189,447

France - 5.6%
Gecina SA, REIT	2,386	387,161
Klepierre SA, REIT	11,865	471,916
Unibail-Rodamco SE, REIT	2,693	673,971

		1,533,048

Germany - 3.8%
ADO Properties SA (A) (B)	3,525	174,267
Aroundtown SA	31,050	218,096
Vonovia SE	14,615	645,595

		1,037,958

Hong Kong - 9.2%
CK Asset Holdings, Ltd.	126,990	1,044,224
Kerry Properties, Ltd.	38,000	170,969
Link REIT	52,100	437,762
Sun Hung Kai Properties, Ltd.	27,000	441,613
Swire Properties, Ltd.	58,400	197,252
Wharf Holdings, Ltd.	25,200	229,182

		2,521,002

Japan - 13.2%
AEON REIT Investment Corp.	157	157,960
Daito Trust Construction Co., Ltd.	1,500	261,664
Hulic Co., Ltd.	21,700	222,334
Hulic Reit, Inc.	47	65,516
Japan Hotel REIT Investment Corp.	196	129,454
Kenedix Office Investment Corp., REIT (B)	18	96,566
Kenedix Retail REIT Corp. (B)	162	319,711
Mitsubishi Estate Co., Ltd.	8,336	149,961
Mitsui Fudosan Co., Ltd.	42,146	973,356
Nippon Prologis REIT, Inc. (B)	131	275,122
Nomura Real Estate Holdings, Inc.	15,200	332,327
Orix JREIT, Inc.	197	270,452
Sumitomo Realty & Development Co., Ltd.	1,000	33,112
Tokyo Tatemono Co., Ltd.	11,000	152,948
Tokyu Fudosan Holdings Corp.	25,600	166,606

		3,607,089

Norway - 0.1%
Entra ASA (A)	2,030	27,960

Singapore - 2.7%
CapitaLand, Ltd.	95,300	256,585
City Developments, Ltd.	26,900	255,363
Mapletree Logistics Trust, REIT	253,300	236,000

		747,948

	Shares	Value
COMMON STOCKS (continued)
Spain - 1.2%
Axiare Patrimonio SOCIMI SA, REIT	2,910	$ 54,574
Hispania Activos Inmobiliarios SOCIMI SA, REIT	6,325	109,079
Inmobiliaria Colonial Socimi SA, REIT	16,403	156,085

		319,738

Sweden - 1.7%
Castellum AB	7,431	119,210
Fabege AB	7,042	148,720
Fastighets AB Balder, Class B (C)	3,508	91,349
Wihlborgs Fastigheter AB	4,463	105,982

		465,261

United Kingdom - 5.7%
Derwent London PLC, REIT	5,201	184,850
Hammerson PLC, REIT	28,697	199,717
Land Securities Group PLC, REIT	39,616	508,271
Safestore Holdings PLC, REIT	13,065	77,252
Segro PLC, REIT	47,679	343,854
Shaftesbury PLC, REIT	8,753	115,091
UNITE Group PLC, REIT	13,207	123,312

		1,552,347

United States - 50.2%
Alexandria Real Estate Equities, Inc., REIT	4,713	584,224
AvalonBay Communities, Inc., REIT	1,503	272,539
Brandywine Realty Trust, REIT	8,300	145,167
Brixmor Property Group, Inc., REIT	15,338	267,955
Camden Property Trust, REIT	2,700	246,348
CubeSmart, Class A, REIT	9,960	271,111
CyrusOne, Inc., REIT	4,520	277,483
DCT Industrial Trust, Inc., REIT	3,419	198,370
DiamondRock Hospitality Co., REIT	9,517	103,355
Equinix, Inc., REIT	920	426,420
Equity Residential, REIT	5,181	348,474
Essex Property Trust, Inc., REIT	2,109	553,465
Extra Space Storage, Inc., REIT	8,157	665,530
Forest City Realty Trust, Inc., Class A, REIT	13,405	330,165
Geo Group, Inc., REIT	7,450	193,328
GGP, Inc., REIT	32,403	630,562
Healthcare Trust of America, Inc., Class A, REIT	11,058	332,293
Hilton Worldwide Holdings, Inc.	2,811	203,179
Host Hotels & Resorts, Inc., REIT	12,048	235,659
Hudson Pacific Properties, Inc., REIT	7,886	266,705
Invitation Homes, Inc., REIT	6,100	137,677
Iron Mountain, Inc., REIT	7,866	314,640
Kilroy Realty Corp., REIT	2,979	212,194
Kimco Realty Corp., REIT	21,703	394,126
Marriott International, Inc., Class A	919	109,802
MGM Growth Properties LLC, Class A, REIT	4,600	135,746
National Retail Properties, Inc., REIT	6,341	254,781
Paramount Group, Inc., REIT	10,321	164,310
Park Hotels & Resorts, Inc., REIT	7,400	213,046
Prologis, Inc., REIT	13,736	887,071
Regency Centers Corp., REIT	7,510	462,241
Simon Property Group, Inc., REIT	7,771	1,207,069
SL Green Realty Corp., REIT	903	86,399
Spirit Realty Capital, Inc., REIT	7,500	62,325
Starwood Waypoint Homes, REIT	6,600	239,646
STORE Capital Corp., REIT	7,619	188,113
Sun Communities, Inc., REIT	2,672	241,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Sunstone Hotel Investors, Inc., REIT	3,651	$ 59,584
Ventas, Inc., REIT	9,245	580,124
VEREIT, Inc.	47,871	377,702
Vornado Realty Trust, REIT	6,421	480,676
Welltower, Inc., REIT	5,272	353,013

		13,713,792

Total Common Stocks (Cost $23,669,142)		27,304,140

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (D)	585,906	$ 585,906

Total Securities Lending Collateral (Cost $585,906)		585,906

Total Investments (Cost $24,255,048)		27,890,046
Net Other Assets (Liabilities) - (2.0)%		(557,321)

Net Assets - 100.0%		$ 27,332,725

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	72.6%	$20,233,493
Real Estate Management & Development	24.2	6,757,666
Hotels, Restaurants & Leisure	1.1	312,981

Investments, at Value	97.9	27,304,140
Short-Term Investments	2.1	585,906

Total Investments	100.0%	$27,890,046

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$13,903,239	$13,400,901	$—	$27,304,140
Securities Lending Collateral	585,906	—	—	585,906

Total Investments	$14,489,145	$13,400,901	$—	$27,890,046

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $202,227, representing 0.7% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $557,954. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at October 31, 2017.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Equity Opportunities

(unaudited)

MARKET ENVIRONMENT

For the first time in many years, the global economy experienced a period of synchronized economic growth. The rebound in emerging markets economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets economies continued to grow at or above potential. Market confidence increased in the U.S. after the presidential elections in November fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there have been more tightening signals and actions by central banks. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

PERFORMANCE

For the year ended October 31, 2017, Transamerica International Equity Opportunities Class I2 returned 25.45%. By comparison, its benchmark, the MSCI EAFE Index, returned 24.01%.

STRATEGY REVIEW

An overweight in the technology sector and an underweight in the utilities/communications sector were the largest contributors to relative performance. Within technology, holdings in online and mobile commerce company Alibaba Group Holding, Ltd. (based in China), and an overweight position in tourism and travel information technology solutions provider Amadeus IT Group SA (Spain) also helped.

Stocks in other sectors that contributed included luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France), investment banking services provider DBS Group Holdings, Ltd. (Singapore), financial services firm ING Groep NV (Netherlands) and satellite television broadcaster Sky PLC (United Kingdom — no longer held at period end).

Other individual contributors included industrial and medical gas supplier Air Liquide SA (France), pharmaceutical company Novo Nordisk A/S (Denmark) and paint and specialty chemicals manufacturer Akzo Nobel NV (Netherlands). Additionally, the Fund’s holdings of restaurant operator Yum China Holdings, Inc. (China) bolstered returns.

An overweight allocation and holdings in consumer staples detracted from relative performance. Within the sector, an overweight in household products manufacturer Reckitt Benckiser Group PLC (United Kingdom) and Japan Tobacco, Inc. weighed.

A combination of weak security selection and an overweight in the leisure sector also weighed on performance. The Fund’s overweight positions in advertising and marketing firm WPP PLC (United Kingdom) and advertising and broadcasting company ProSiebenSat.1 Media SE (Germany) detracted.

Elsewhere, our overweight positions in retailer Hennes & Mauritz AB (Sweden), pharmaceutical and diagnostic company Roche Holding AG (Switzerland), medical products and equipment manufacturer Terumo Corp. (Japan) and pharmaceutical company Merck KGaA (Germany) hurt relative results. Additionally, the Fund’s position in financial services firm Element Fleet Management Corp. (Canada — no longer held at period end) further held back relative results.

Filipe Benzinho

Daniel Ling

Co-Portfolio Managers

MFS® Investment Management

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	1.4
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica International Equity Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	25.45%	8.53%	4.31%	06/10/2008
MSCI EAFE Index (A)	24.01%	9.01%	2.84%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 98.8%
Australia - 0.5%
Orica, Ltd.	423,817	$ 6,769,566

Belgium - 1.1%
KBC Group NV	188,535	15,660,738

Brazil - 0.9%
Ambev SA, ADR	2,018,800	12,779,004

Canada - 4.3%
Canadian National Railway Co.	363,147	29,229,702
Loblaw Cos., Ltd.	124,321	6,416,008
Suncor Energy, Inc.	669,115	22,717,028

		58,362,738

China - 3.3%
Alibaba Group Holding, Ltd., ADR (A)	80,744	14,928,758
Baidu, Inc., ADR (A)	37,218	9,078,959
Yum China Holdings, Inc. (A)	521,610	21,046,964

		45,054,681

Denmark - 2.4%
Carlsberg A/S, Class B	80,895	9,237,726
Novo Nordisk A/S, Class B	485,829	24,168,819

		33,406,545

France - 15.6%
Air Liquide SA	265,909	33,855,015
Danone SA	244,114	19,944,735
Dassault Systemes SE	105,942	11,250,969
Engie SA (B)	1,000,705	16,913,882
Hermes International	4,043	2,098,312
L’Oreal SA	64,318	14,313,617
Legrand SA	189,167	14,051,789
LVMH Moet Hennessy Louis Vuitton SE	100,472	29,972,602
Pernod Ricard SA	237,423	35,607,365
Schneider Electric SE (A)	399,280	35,091,879

		213,100,165

Germany - 11.5%
Bayer AG	362,183	47,112,337
Beiersdorf AG	256,411	28,843,787
Linde AG (A)	57,180	12,318,797
Merck KGaA	127,676	13,698,725
MTU Aero Engines AG	55,709	9,427,160
ProSiebenSat.1 Media SE (B)	273,837	9,645,545
SAP SE	311,780	35,624,754

		156,671,105

Hong Kong - 2.5%
AIA Group, Ltd.	4,529,200	34,079,017

Israel - 1.3%
Check Point Software Technologies, Ltd. (A)	155,840	18,343,926

Italy - 1.1%
Eni SpA	776,453	12,698,491
Luxottica Group SpA	33,571	1,925,538

		14,624,029

Japan - 13.6%
Daikin Industries, Ltd.	149,400	16,384,662
Denso Corp.	406,200	22,120,315
FANUC Corp.	74,800	17,347,311
Hoya Corp.	663,800	35,838,953
Japan Tobacco, Inc.	447,200	14,736,893

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kao Corp.	178,000	$ 10,701,447
Kubota Corp.	750,200	13,997,179
Kyocera Corp.	330,300	21,911,551
Shin-Etsu Chemical Co., Ltd.	68,600	7,185,489
Terumo Corp.	630,800	26,101,878

		186,325,678

Netherlands - 5.8%
Akzo Nobel NV	230,969	20,915,490
ING Groep NV	1,789,202	33,054,636
QIAGEN NV (A) (B)	143,455	4,866,954
Randstad Holding NV	343,372	21,126,769

		79,963,849

Singapore - 2.5%
DBS Group Holdings, Ltd.	1,671,700	27,937,294
Singapore Telecommunications, Ltd.	2,022,050	5,562,826

		33,500,120

Spain - 2.0%
Amadeus IT Group SA	398,864	27,063,913

Sweden - 0.9%
Hennes & Mauritz AB, B Shares (B)	505,241	12,685,869

Switzerland - 12.6%
Julius Baer Group, Ltd. (A)	161,244	9,535,805
Keuhne & Nagel International AG	38,233	6,675,877
Nestle SA	606,966	51,044,402
Novartis AG	295,724	24,365,772
Roche Holding AG	149,466	34,533,066
UBS Group AG (A)	1,948,765	33,167,974
Zurich Insurance Group AG	41,254	12,591,433

		171,914,329

Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	657,445	27,829,647

United Kingdom - 14.9%
Barclays PLC	4,443,696	10,974,574
Compass Group PLC	1,504,614	33,032,777
Delphi Automotive PLC	81,868	8,136,042
Diageo PLC	768,553	26,253,784
Experian PLC	476,028	10,027,272
Prudential PLC	437,901	10,771,199
Reckitt Benckiser Group PLC	305,111	27,292,454
RELX NV	721,215	16,289,673
Rio Tinto PLC	297,509	14,021,422
Rolls-Royce Holdings PLC (A)	884,459	11,429,775
Rolls-Royce PLC (C)	40,685,114	54,036
Smiths Group PLC	416,894	8,698,592
WPP PLC	1,506,901	26,698,550

		203,680,150

Total Common Stocks (Cost $1,169,007,529)		1,351,815,069

SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (D)	19,447,583	19,447,583

Total Securities Lending Collateral (Cost $19,447,583)		19,447,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

Principal	Value
REPURCHASE AGREEMENT - 1.1%

Fixed Income Clearing Corp., 0.12% (D), dated 10/31/2017, to be repurchased at $14,562,573 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.38%, due 09/28/2020, and with a value of $14,856,943.

$ 14,562,524	$ 14,562,524

Total Repurchase Agreement (Cost $14,562,524)	14,562,524

Total Investments (Cost $1,203,017,636)	1,385,825,176
Net Other Assets (Liabilities) - (1.3)%	(17,410,896)

Net Assets - 100.0%	$ 1,368,414,280

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	10.4%	$143,878,719
Banks	6.3	87,627,242
Beverages	6.0	83,877,879
Chemicals	5.8	81,044,357
Food Products	5.1	70,989,137
Software	4.7	65,219,649
Health Care Equipment & Supplies	4.5	61,940,831
Insurance	4.1	57,441,649
Hotels, Restaurants & Leisure	3.9	54,079,741
Personal Products	3.9	53,858,851
Electrical Equipment	3.5	49,143,668
Professional Services	3.4	47,443,714
Capital Markets	3.1	42,703,779
Media	2.6	36,344,095
Oil, Gas & Consumable Fuels	2.6	35,415,519
Textiles, Apparel & Luxury Goods	2.5	33,996,452
Machinery	2.3	31,344,490
Auto Components	2.2	30,256,357
Road & Rail	2.1	29,229,702
Semiconductors & Semiconductor Equipment	2.0	27,829,647
Household Products	2.0	27,292,454
IT Services	2.0	27,063,913
Internet Software & Services	1.7	24,007,717
Electronic Equipment, Instruments & Components	1.6	21,911,551
Aerospace & Defense	1.5	20,910,971
Multi-Utilities	1.2	16,913,882
Building Products	1.2	16,384,662
Tobacco	1.1	14,736,893
Metals & Mining	1.0	14,021,422
Specialty Retail	0.9	12,685,869
Industrial Conglomerates	0.6	8,698,592
Marine	0.5	6,675,877
Food & Staples Retailing	0.5	6,416,008
Diversified Telecommunication Services	0.4	5,562,826
Life Sciences Tools & Services	0.3	4,866,954

Investments, at Value	97.5	1,351,815,069
Short-Term Investments	2.5	34,010,107

Total Investments	100.0%	$1,385,825,176

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$170,506,038	$1,181,309,031	$—	$1,351,815,069
Securities Lending Collateral	19,447,583	—	—	19,447,583
Repurchase Agreement	—	14,562,524	—	14,562,524

Total Investments	$189,953,621	$1,195,871,555	$—	$1,385,825,176

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,503,694. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, value of the security is $54,036, representing less than 0.1% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2017.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:
ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap

(unaudited)

MARKET ENVIRONMENT

International small company equities performed impressively over the 12-month period, aided by the translation benefit from a generally weaker dollar. After a faltering start relative to larger peers in the fourth quarter of 2016 (following the U.S. presidential election), smaller company stocks outperformed large in every region with the notable exception of smaller developed Asian markets. The S&P EPAC SmallCap was up 27.71% versus a 24.01% rise in the MSCI EAFE Index.

The small cap “effect” was most marked in continental Europe, where smaller company outperformance in the health care, material, and information technology sectors was particularly notable. In general, the more domestic exposure of smaller companies favored them over large given a recovering regional economy and a supportive trend in the euro. Similar factors were evident in Japan, as industrials and consumer sectors led the way, while in the United Kingdom small caps also outperformed. This was in part thanks to a late summer bounce in domestic consumer cyclicals from what we considered very oversold levels.

The extreme underperformance of smaller companies in Pacific ex-Japan was due to strong performance from large information technology stocks, and disappointing returns from smaller health-care stocks.

Despite their outperformance, international small-cap equities continue to look reasonably valued relative to large. However, as a team we are acutely aware that, given relatively low turnover, by definition our stocks did well versus the average. Our focus must therefore be on continually reviewing and verifying that a number of longstanding holdings continue to justify their inclusion in the Fund, even after strong outperformance.

PERFORMANCE

For the year ended October 31, 2017, Transamerica International Small Cap Class I2 returned 32.49%. By comparison, its benchmark, the S&P EPAC SmallCap, returned 27.71%.

STRATEGY REVIEW

The key contributors to relative performance were strong stock selection in continental Europe and Pacific ex-Japan. Although there was also value added from stock selection in Japan and the United Kingdom, the contribution to overall relative performance was modest. Emerging market holdings were the largest detractors.

On a sector basis, the Fund’s industrial holdings were the top contributors, followed by real estate and information technology holdings. Overweights in industrials and information technology and an underweight in real estate were also beneficial. Relative detractors included holdings in consumer staples and health care.

In continental Europe, selection in industrials was a notable feature, augmented by our overweight stance. Key contributors included MaireTecnimont SpA, Kingspan Group PLC, SPIE SA, Elis SA, and OC Oerlikon Corp. AG. Information technology (Ubisoft Entertainment SA, Comet Holding AG and Lectra (no longer held at period end)) and materials holdings (AMG Advanced Metallurgical Group NV, Umicore SA and Smurfit Kappa Group PLC) were also notable areas of strength. After the travails of last summer, some of the Italian financials came back strongly (Anima Holding SpA, Cerved Information Solutions SpA and Credito Emiliano SpA). The area with less success was in retailing, with poor performance from Matas A/S and Amer Sports OYJ.

Selection in Asian markets outside Japan was a very strong contributor. Hong Kong/China selection was strong thanks to strong showings from SINA Corp, owner of the Weibo microblogging network; Techtronic Industries Co., Ltd., a Hong Kong-listed cordless power tool developer; New Oriental Education & Technology Group, Inc.; and CSPC Pharmaceutical Group, Ltd. (no longer held at period end) on a strong new product pipeline. A number of Australian holdings were strong including Computershare, Ltd. and Iluka Resources, Ltd. In contrast, our Indonesian stocks disappointed, notably Matahari Department Store on slowing sales growth.

Outperformance in the United Kingdom was primarily due to selection in the consumer cyclical sector (SSP Group PLC and Redrow PLC), and in Japan, real estate (Sumitomo Real Estate Sales Co., Ltd. following a takeover bid from its parent) and consumer cyclicals were top contributors.

Matthew Dobbs

Portfolio Manager

Schroder Investment Management North America Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Securities Lending Collateral	12.0
Repurchase Agreement	2.7
Net Other Assets (Liabilities)	(11.7)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	32.49%	13.00%	6.27%	03/01/2008
S&P EPAC SmallCap (A)	27.71%	13.20%	5.99%

(A) The S&P EPAC SmallCap measures the performance of the smallest companies from select European and Pacific countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in small size companies involves greater risk than is customarily associated with more established companies. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 97.0%
Australia - 2.5%
Ansell, Ltd.	24,579	$ 451,477
Bingo Industries, Ltd. (A)	450,023	699,183
Computershare, Ltd.	49,348	588,433
Fairfax Media, Ltd.	518,297	436,346
Iluka Resources, Ltd.	130,635	938,826
Link Administration Holdings, Ltd.	47,610	299,887
Mirvac Group, REIT	186,171	343,391

		3,757,543

Austria - 0.7%
Lenzing AG	7,250	981,328
S IMMO AG	8,242	145,210

		1,126,538

Belgium - 0.6%
Umicore SA	20,000	893,906

China - 2.2%
China Biologic Products Holdings, Inc. (A)	1,082	84,082
Haitian International Holdings, Ltd.	155,000	463,923
New Oriental Education & Technology Group, Inc., ADR	9,686	806,263
Shenzhou International Group Holdings, Ltd.	123,000	1,050,042
SINA Corp. (A)	8,623	928,266

		3,332,576

Denmark - 0.8%
Ambu A/S	5,000	461,003
FLSmidth & Co. A/S	8,500	582,789
Matas A/S (B)	23,226	259,955
OW Bunker A/S (B) (C) (D) (E) (F)	450,000	0

		1,303,747

Finland - 1.9%
Amer Sports OYJ (A) (B)	47,500	1,182,410
Huhtamaki OYJ (B)	41,250	1,757,670

		2,940,080

France - 6.5%
Albioma SA	25,000	595,820
Elis SA	30,000	782,604
Kaufman & Broad SA	33,750	1,491,168
Marie Brizard Wine & Spirits SA (A)	85,000	1,272,307
Nexity SA (A)	22,000	1,351,808
SPIE SA	60,000	1,578,138
Teleperformance	8,000	1,168,577
Ubisoft Entertainment SA (A)	22,500	1,716,697

		9,957,119

Germany - 3.5%
Aumann AG (A) (G)	5,000	475,439
Duerr AG (B)	7,500	1,037,923
KION Group AG	8,500	681,085
RIB Software SE (B)	37,500	925,059
Wacker Chemie AG (B)	5,100	796,517
windeln.de SE (A) (B) (G)	90,087	305,579
XING SE (B)	3,750	1,114,061

		5,335,663

Hong Kong - 2.3%
ASM Pacific Technology, Ltd.	31,500	458,283
Convenience Retail Asia, Ltd.	558,000	257,492
Crystal International Group, Ltd. (A) (D) (G)	335,000	322,058

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Dah Sing Banking Group, Ltd.	262,044	$ 579,752
Johnson Electric Holdings, Ltd.	124,000	499,885
Techtronic Industries Co., Ltd.	229,000	1,342,932

		3,460,402

Indonesia - 0.2%
Matahari Department Store Tbk PT	437,600	277,483

Ireland - 5.3%
COSMO Pharmaceuticals NV (B)	3,250	470,731
Dalata Hotel Group PLC (A)	250,000	1,557,986
Glanbia PLC	32,500	628,058
Irish Continental Group PLC	135,000	899,497
Irish Residential Properties REIT PLC	575,000	987,938
Kingspan Group PLC	30,000	1,254,543
Origin Enterprises PLC	162,500	1,287,159
Smurfit Kappa Group PLC	35,000	1,043,909

		8,129,821

Italy - 5.6%
Anima Holding SpA (G)	250,000	1,901,617
Banca Sistema SpA (B) (G)	450,000	1,267,473
Cerved Information Solutions SpA	75,000	965,369
Credito Emiliano SpA	90,000	788,894
doBank SpA (A) (G)	33,040	525,342
Maire Tecnimont SpA (B)	135,000	757,339
Prada SpA	129,100	446,804
Yoox Net-A-Porter Group SpA (A) (B)	52,500	1,963,063

		8,615,901

Japan - 22.8%
Ai Holdings Corp.	46,800	1,143,401
AICA Kogyo Co., Ltd.	38,900	1,351,348
Arcs Co., Ltd.	29,700	661,886
Daibiru Corp.	119,000	1,392,982
Digital Garage, Inc. (B)	51,900	1,110,529
Eagle Industry Co., Ltd.	24,400	469,524
Fukushima Industries Corp.	26,600	1,024,651
Glory, Ltd.	39,600	1,469,698
Hitachi Transport System, Ltd.	52,600	1,294,819
JSP Corp.	40,700	1,308,285
Kakaku.com, Inc.	55,100	752,564
Kissei Pharmaceutical Co., Ltd.	17,000	465,723
Koito Manufacturing Co., Ltd.	22,700	1,505,281
Kureha Corp.	25,800	1,508,905
Lintec Corp.	22,100	610,299
Musashi Seimitsu Industry Co., Ltd.	30,200	954,830
Nabtesco Corp.	17,200	679,196
NEC Networks & System Integration Corp.	27,800	688,001
Nifco, Inc. (B)	14,200	924,146
Nihon Parkerizing Co., Ltd.	85,800	1,393,717
Nippon Densetsu Kogyo Co., Ltd.	71,800	1,548,968
Nippon Shinyaku Co., Ltd.	23,000	1,622,268
Nitta Corp.	38,200	1,567,240
Obara Group, Inc.	18,200	1,046,814
OBIC Business Consultants Co., Ltd.	13,100	644,026
Pola Orbis Holdings, Inc.	30,400	962,491
Shinmaywa Industries, Ltd.	59,500	580,322
Tokai Tokyo Financial Holdings, Inc.	261,600	1,697,909
TPR Co., Ltd.	23,600	827,105

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Trusco Nakayama Corp.	62,800	$ 1,601,136
Tsuruha Holdings, Inc.	12,200	1,505,352
Unipres Corp.	25,400	676,857

		34,990,273

Luxembourg - 1.9%
Grand City Properties SA	58,782	1,265,298
L’Occitane International SA	193,500	367,584
Senvion SA (A) (B)	90,000	1,203,805

		2,836,687

Malaysia - 0.4%
Bursa Malaysia Bhd.	259,800	613,063

Netherlands - 7.9%
AMG Advanced Metallurgical Group NV	47,500	2,274,907
Basic-Fit NV (A) (G)	87,500	2,009,438
Beter Bed Holding NV	30,000	613,992
Kendrion NV	8,299	363,193
OCI NV (A)	57,500	1,364,024
Philips Lighting NV (G)	25,000	947,168
SIF Holding NV (B)	80,000	1,762,650
TKH Group NV, CVA	17,500	1,179,265
Van Lanschot Kempen NV, CVA	52,500	1,593,383

		12,108,020

New Zealand - 0.4%
Fletcher Building, Ltd.	107,018	538,991

Philippines - 0.4%
CEMEX Holdings Philippines, Inc. (A) (G)	2,696,300	238,684
D&L Industries, Inc.	775,100	155,846
Pilipinas Shell Petroleum Corp.	224,190	270,331

		664,861

Republic of Korea - 2.8%
Koh Young Technology, Inc.	3,911	268,099
Mando Corp.	5,096	1,485,111
Medy-Tox, Inc.	1,649	623,333
NCSoft Corp.	3,367	1,281,765
S-1 Corp.	7,015	573,548

		4,231,856

Singapore - 0.8%
First Resources, Ltd.	276,800	400,041
UOL Group, Ltd.	129,800	860,826

		1,260,867

Spain - 2.1%
Aedas Homes SAU (A) (G)	15,500	541,655
Applus Services SA	25,000	349,455
Naturhouse Health SAU (B)	225,000	1,095,541
Prosegur Cash SA (A) (G)	100,000	326,158
Unicaja Banco SA (A) (B) (G)	585,000	851,796

		3,164,605

Sweden - 3.5%
Bravida Holding AB (G)	185,000	1,262,923
Bufab AB (B)	45,000	537,529
Coor Service Management Holding AB (G)	112,500	886,922
Intrum Justitia AB (B)	11,401	399,569
Loomis AB, Class B	13,750	551,698

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Nordax Group AB (G)	300,000	$ 1,777,427

		5,416,068

Switzerland - 4.5%
Ascom Holding AG	50,000	1,145,191
Comet Holding AG (A)	6,000	943,016
Helvetia Holding AG	2,375	1,277,189
Interroll Holding AG	800	1,143,487
Logitech International SA	30,000	1,071,719
OC Oerlikon Corp. AG (A) (B)	50,000	801,884
u-blox Holding AG (A) (B)	3,000	588,784

		6,971,270

Taiwan - 3.5%
Aerospace Industrial Development Corp.	639,829	725,548
Chroma ATE, Inc.	331,000	1,613,322
CTCI Corp.	247,000	382,873
Gourmet Master Co., Ltd.	67,210	771,056
King Slide Works Co., Ltd.	46,000	615,428
Merida Industry Co., Ltd.	117,220	546,077
Novatek Microelectronics Corp.	108,000	399,277
Toung Loong Textile Manufacturing	133,000	348,822

		5,402,403

Thailand - 0.2%
LPN Development PCL	940,600	370,917

United Kingdom - 13.7%
Auto Trader Group PLC (G)	137,000	623,201
Cineworld Group PLC	79,000	697,219
Coats Group PLC	647,231	735,405
Cranswick PLC	9,380	383,708
Crest Nicholson Holdings PLC	60,000	451,438
Dechra Pharmaceuticals PLC	25,000	682,669
Diploma PLC	35,000	501,576
Dunelm Group PLC (B)	60,000	583,324
Eddie Stobart Logistics PLC	210,203	436,918
Elementis PLC	213,000	804,273
Grainger PLC	158,000	584,216
Halma PLC	38,000	596,552
HomeServe PLC	66,000	750,352
Howden Joinery Group PLC	120,000	653,609
IG Group Holdings PLC	50,000	433,973
Intermediate Capital Group PLC	56,000	723,682
J D Wetherspoon PLC	50,000	826,773
Just Group PLC	170,000	348,161
Keller Group PLC	38,000	472,649
LondonMetric Property PLC, REIT	240,000	562,286
Lookers PLC	180,000	251,020
Micro Focus International PLC	15,800	555,047
Northgate PLC	95,000	565,261
Pets at Home Group PLC	195,000	456,080
Photo-Me International PLC	330,000	785,634
Redrow PLC	68,167	589,389
Restaurant Group PLC	109,000	439,662
Safestore Holdings PLC, REIT	125,000	739,116
SDL PLC	100,000	714,545
Soco International PLC	150,000	232,094
SSP Group PLC	120,000	932,361
SuperGroup PLC (B)	29,000	714,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Ted Baker PLC (B)	23,600	$ 868,238
Telecom Plus PLC	40,500	656,239
Zeal Network SE	22,500	602,810

		20,953,573

Total Common Stocks (Cost $120,062,207)		148,654,233

SECURITIES LENDING COLLATERAL - 12.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (H)	18,461,378	18,461,378

Total Securities Lending Collateral (Cost $18,461,378)		18,461,378

Principal	Value
REPURCHASE AGREEMENT - 2.7%

Fixed Income Clearing Corp., 0.12% (H), dated 10/31/2017, to be repurchased at $4,130,116 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $4,213,736.

$ 4,130,102	$ 4,130,102

Total Repurchase Agreement (Cost $4,130,102)	4,130,102

Total Investments (Cost $142,653,687)	171,245,713
Net Other Assets (Liabilities) - (11.7)%	(17,961,093)

Net Assets - 100.0%	$ 153,284,620

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Machinery	6.8%	$11,587,090
Chemicals	5.7	9,817,100
Commercial Services & Supplies	4.6	7,811,095
Hotels, Restaurants & Leisure	4.2	7,140,086
Banks	4.0	6,858,725
Auto Components	4.0	6,842,854
Real Estate Management & Development	3.8	6,512,912
Electrical Equipment	3.5	5,955,966
Software	3.4	5,837,139
Capital Markets	3.1	5,370,244
Specialty Retail	2.5	4,341,589
Electronic Equipment, Instruments & Components	2.5	4,296,291
Household Durables	2.3	3,874,927
Textiles, Apparel & Luxury Goods	2.2	3,771,369
Construction & Engineering	2.2	3,744,618
Internet Software & Services	2.0	3,418,092
Trading Companies & Distributors	1.9	3,293,850
Pharmaceuticals	1.9	3,241,391
Metals & Mining	1.9	3,213,733
Containers & Packaging	1.6	2,801,579
Food Products	1.6	2,698,966
IT Services	1.6	2,686,850
Equity Real Estate Investment Trusts	1.5	2,632,731
Building Products	1.5	2,605,891
Leisure Products	1.5	2,514,121
Food & Staples Retailing	1.4	2,424,730
Road & Rail	1.3	2,296,998
Internet & Direct Marketing Retail	1.3	2,268,642
Semiconductors & Semiconductor Equipment	1.0	1,714,443
Insurance	0.9	1,625,350
Professional Services	0.9	1,518,032
Diversified Financial Services	0.9	1,490,711
Beverages	0.7	1,272,307
Communications Equipment	0.7	1,145,191
Media	0.7	1,133,565
Technology Hardware, Storage & Peripherals	0.6	1,071,719
Personal Products	0.6	962,491
Health Care Equipment & Supplies	0.5	912,480

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Marine	0.5%	$899,497
Diversified Consumer Services	0.5	806,263
Construction Materials	0.5	777,675
Aerospace & Defense	0.4	725,548
Biotechnology	0.4	707,415
Multi-Utilities	0.4	656,239
Independent Power & Renewable Electricity Producers	0.3	595,820
Oil, Gas & Consumable Fuels	0.3	502,425
Multiline Retail	0.2	277,483

Investments, at Value	86.8	148,654,233
Short-Term Investments	13.2	22,591,480

Total Investments	100.0%	$171,245,713

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$1,818,611	$146,835,622	$0	$148,654,233
Securities Lending Collateral	18,461,378	—	—	18,461,378
Repurchase Agreement	—	4,130,102	—	4,130,102

Total Investments	$20,279,989	$150,965,724	$0	$171,245,713

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,551,889. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is Level 3 of the fair value hierarchy.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2017, total value of securities is $322,058, representing 0.2% of the Fund’s net assets.
(E)	Illiquid security. At October 31, 2017, the value of such securities amounted to $0 or less than 0.1% of the Fund’s net assets.
(F)	Security deemed worthless.
(G)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $14,262,880, representing 9.3% of the Fund’s net assets.
(H)	Rates disclosed reflect the yields at October 31, 2017.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year, in November of 2016, U.S. equity markets rallied as Donald Trump won the U.S. Presidential election. The Republican Party’s sweep of Congress also boosted investor sentiment. As investors anticipated a pro-growth agenda after the elections, equity markets rallied, bond yields rose and the U.S. dollar strengthened. Investors’ attention turned to the upcoming U.S. Federal Reserve (“Fed”) meeting in December 2016 as the Fed decided to raise rates. As the rate action was fully anticipated, the Fed’s updated projections for growth, inflation and the future path of interest rate increases were the focus.

U.S. equity markets started 2017 in a strong uptrend; however, equities started drifting lower amid complications around health-care reform and weakness in crude oil prices.

U.S equity markets were able to grind their way higher through mid-May despite some headwinds. U.S. equity markets continued to advance in the final quarter of the fiscal year as the U.S. economy grew above trend despite the recent hurricanes. Stronger economic data and the anticipation of tax reform caused interest rates to spike towards the end of the October 2017.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Long/Short Strategy Class I2 returned 13.32%. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month US Treasury Bill and the S&P 500®, returned 0.72% and 23.63%, respectively.

STRATEGY REVIEW

The Fund outperformed its primary benchmark during the 12-month period ending October 31, 2017. The banks and brokers, semiconductor and consumer cyclical sectors added value while the real estate investment trust (“REITs”), utility and industrial cyclical sectors detracted from returns.

Within the media sector, a long position in Alphabet, Inc. was the top contributor as shares rose after the company reported its first quarterly earnings beat across all metrics. Shares further rose as investors reacted positively to the company’s acquisition of HTC’s engineers and IP licensing. We continue to favor the name for its growth trajectory, optionality and attractive valuation. In the industrial cyclical space, a long position in Union Pacific Corp. benefited returns. The company started off the year underperforming its peers and reporting flat rail volumes; however, pricing trends continued to firm and industry volumes increased throughout the year, enabling Union Pacific Corp. to gain. We remain favorable on the name as we expect pricing to improve further and see additional room for operational efficiency.

On the negative side, within industrial cyclicals, the strategy’s short position in Boeing Co. detracted from performance. Management has been able to generate significant free cash flow by squeezing its supply chain. Global air traffic growth continues at above-average rates, buoyed by low fuel prices, leading management and some investors to doubt the long-term cyclicality of the aerospace industry. We continue to think Boeing Co. is over-earning in the short-term as these free-cash-flow benefits do not seem to be sustainable and feel that the industry is still cyclical. However, we have reduced our exposure in the near-term as these temporary benefits play out. Additionally, a short position in 3M Co. detracted as shares rose amid the company’s continued demonstration of efficient capital allocation. Margin expansion also further reinforced confidence in the company. While we do not question the execution of its good management team, we find its high valuation to be unattractive.

Steven G. Lee

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Asset Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.3%
Repurchase Agreement	8.5
Common Stocks Sold Short	(65.9)
Net Other Assets (Liabilities)	61.1
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	13.32%	5.07%	1.40%	01/03/2007
BofA Merrill Lynch 3-Month US Treasury Bill (A)	0.72%	0.24%	0.45%
S&P 500® (B)	23.63%	15.18%	7.51%

(A) The BofA Merrill Lynch 3-Month US Treasury Bill is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. The Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 96.3%
Aerospace & Defense - 1.7%
General Dynamics Corp.	546	$ 110,827
Northrop Grumman Corp.	568	167,861
Textron, Inc.	478	25,210

		303,898

Airlines - 1.3%
Alaska Air Group, Inc.	805	53,154
Delta Air Lines, Inc.	3,040	152,091
United Continental Holdings, Inc. (A)	536	31,346

		236,591

Auto Components - 0.3%
Delphi Automotive PLC	608	60,423

Banks - 6.3%
Bank of America Corp. (B)	12,191	333,911
Citigroup, Inc. (B)	3,607	265,115
Citizens Financial Group, Inc.	2,846	108,176
Comerica, Inc.	1,837	144,333
KeyCorp	4,457	81,340
SunTrust Banks, Inc.	1,404	84,535
SVB Financial Group (A)	417	91,440

		1,108,850

Beverages - 1.5%
Molson Coors Brewing Co., Class B	781	63,160
PepsiCo, Inc. (B)	1,827	201,390

		264,550

Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (A)	177	21,180
Biogen, Inc. (A)	111	34,594
BioMarin Pharmaceutical, Inc. (A)	208	17,075
Bioverativ, Inc. (A)	434	24,521
Celgene Corp. (A)	526	53,110
Incyte Corp. (A)	138	15,629
Vertex Pharmaceuticals, Inc. (A)	1,092	159,683

		325,792

Building Products - 0.3%
Allegion PLC	688	57,372

Capital Markets - 5.9%
Bank of New York Mellon Corp.	1,731	89,060
Charles Schwab Corp.	3,767	168,912
Intercontinental Exchange, Inc. (B)	3,344	221,039
Morgan Stanley (B)	9,445	472,250
State Street Corp.	1,011	93,012

		1,044,273

Chemicals - 4.2%
Albemarle Corp.	274	38,604
Celanese Corp., Series A	2,209	230,421
DowDuPont, Inc.	2,639	190,826
Eastman Chemical Co.	1,684	152,924
Olin Corp.	828	30,247
Westlake Chemical Corp.	1,262	107,156

		750,178

Consumer Finance - 0.3%
Capital One Financial Corp.	489	45,076

Containers & Packaging - 1.8%
Avery Dennison Corp.	902	95,765

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (continued)
Crown Holdings, Inc. (A)	683	$ 41,096
WestRock Co.	3,009	184,542

		321,403

Diversified Financial Services - 0.1%
Voya Financial, Inc.	453	18,193

Electric Utilities - 5.7%
American Electric Power Co., Inc.	1,469	109,308
Duke Energy Corp. (B)	3,203	282,857
Exelon Corp.	1,912	76,882
NextEra Energy, Inc. (B)	1,578	244,700
PG&E Corp.	1,474	85,153
Xcel Energy, Inc.	4,156	205,805

		1,004,705

Electrical Equipment - 1.6%
Eaton Corp. PLC	1,810	144,836
Rockwell Automation, Inc.	683	137,160

		281,996

Equity Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	476	86,313
Equity Residential	262	17,622
Extra Space Storage, Inc.	211	17,216
Public Storage	156	32,331
Vornado Realty Trust	1,290	96,569

		250,051

Food & Staples Retailing - 0.4%
Costco Wholesale Corp.	264	42,525
Walgreens Boots Alliance, Inc.	537	35,587

		78,112

Food Products - 1.8%
Kellogg Co.	568	35,517
Mondelez International, Inc., Class A	3,936	163,069
Post Holdings, Inc. (A)	1,353	112,204

		310,790

Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (A)	3,889	109,436
Zimmer Biomet Holdings, Inc.	300	36,486

		145,922

Health Care Providers & Services - 3.4%
Cigna Corp.	103	20,313
Humana, Inc. (B)	566	144,528
UnitedHealth Group, Inc. (B)	2,085	438,309

		603,150

Hotels, Restaurants & Leisure - 1.8%
McDonald’s Corp.	254	42,395
Royal Caribbean Cruises, Ltd.	1,768	218,825
Yum! Brands, Inc.	691	51,445

		312,665

Household Durables - 1.3%
MDC Holdings, Inc.	1,947	72,117
PulteGroup, Inc.	2,511	75,907
Toll Brothers, Inc.	1,592	73,296

		221,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 0.9%
Honeywell International, Inc.	1,104	$ 159,153

Insurance - 3.8%
American International Group, Inc.	1,631	105,379
Arthur J. Gallagher & Co.	1,900	120,327
Brighthouse Financial, Inc. (A)	109	6,778
Chubb, Ltd.	521	78,577
Everest Re Group, Ltd.	77	18,284
Hartford Financial Services Group, Inc.	2,676	147,314
Lincoln National Corp.	944	71,536
MetLife, Inc.	1,718	92,050
Validus Holdings, Ltd.	534	27,811

		668,056

Internet & Direct Marketing Retail - 0.9%
Amazon.com, Inc. (A)	149	164,687

Internet Software & Services - 5.4%
Alphabet, Inc., Class C (A) (B)	699	710,631
Facebook, Inc., Class A (A) (B)	1,380	248,483

		959,114

IT Services - 3.6%
Accenture PLC, Class A	657	93,530
International Business Machines Corp.	1,105	170,236
Square, Inc., Class A (A)	503	18,707
Vantiv, Inc., Class A (A)	1,110	77,700
Visa, Inc., Class A	1,758	193,345
WEX, Inc. (A)	737	91,086

		644,604

Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	316	21,498

Machinery - 2.5%
Deere & Co.	188	24,982
Ingersoll-Rand PLC	1,528	135,381
Stanley Black & Decker, Inc. (B)	1,788	288,851

		449,214

Media - 2.7%
Altice USA, Inc., Class A (A)	1,012	23,964
Charter Communications, Inc., Class A (A)	243	81,203
Comcast Corp., Class A	1,125	40,534
DISH Network Corp., Class A (A)	2,244	108,924
Sirius XM Holdings, Inc.	5,881	31,993
Time Warner, Inc.	955	93,867
Twenty-First Century Fox, Inc., Class B	1,138	28,962
Walt Disney Co.	626	61,229

		470,676

Metals & Mining - 0.6%
Alcoa Corp. (A)	2,367	113,095

Multi-Utilities - 1.3%
CMS Energy Corp.	2,094	101,287
NiSource, Inc.	4,701	123,965

		225,252

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	2,227	203,214

Oil, Gas & Consumable Fuels - 6.3%
Concho Resources, Inc. (A)	1,212	162,663
Diamondback Energy, Inc. (A) (B)	2,520	270,043

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc. (B)	3,163	$ 315,889
Marathon Petroleum Corp.	587	35,067
Parsley Energy, Inc., Class A (A)	984	26,175
Pioneer Natural Resources Co.	1,552	232,288
RSP Permian, Inc. (A)	1,032	35,511
Valero Energy Corp.	561	44,257

		1,121,893

Pharmaceuticals - 1.1%
Allergan PLC	635	112,541
Pfizer, Inc.	2,516	88,211

		200,752

Road & Rail - 5.5%
Canadian Pacific Railway, Ltd.	866	150,199
Kansas City Southern	417	43,460
Norfolk Southern Corp.	1,965	258,240
Union Pacific Corp. (B)	4,546	526,381

		978,280

Semiconductors & Semiconductor Equipment - 7.3%
Analog Devices, Inc.	2,593	236,741
Broadcom, Ltd. (B)	832	219,573
Microchip Technology, Inc.	1,852	175,569
Micron Technology, Inc. (A)	1,831	81,132
NVIDIA Corp.	269	55,632
ON Semiconductor Corp. (A)	2,152	45,881
Texas Instruments, Inc. (B)	4,877	471,557

		1,286,085

Software - 2.6%
Adobe Systems, Inc. (A)	609	106,672
Microsoft Corp.	2,967	246,795
Symantec Corp.	1,543	50,148
Workday, Inc., Class A (A)	472	52,387

		456,002

Specialty Retail - 4.3%
AutoZone, Inc. (A)	192	113,184
Home Depot, Inc.	1,016	168,433
Lowe’s Cos., Inc.	1,697	135,675
O’Reilly Automotive, Inc. (A)	659	139,016
Ross Stores, Inc.	1,519	96,441
TJX Cos., Inc.	1,455	101,559

		754,308

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	281	47,500
Hewlett Packard Enterprise Co.	4,092	56,961

		104,461

Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	1,294	71,157

Tobacco - 1.1%
Philip Morris International, Inc.	1,806	188,980

Wireless Telecommunication Services - 0.5%
T-Mobile US, Inc. (A)	1,498	89,535

Total Common Stocks (Cost $14,503,007		17,075,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
REPURCHASE AGREEMENT - 8.5%

Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $1,514,448 on 11/01/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 12/31/2020, and with a value of $1,545,665.

	$ 1,514,443	$ 1,514,443

Total Repurchase Agreement (Cost $1,514,443)		1,514,443

Total Investments (Cost $16,017,450)		18,589,769

	Shares	Value
SECURITIES SOLD SHORT - (65.9)%
COMMON STOCKS - (65.8)%
Aerospace & Defense - (2.1)%
Boeing Co.	(631)	(162,785)
Lockheed Martin Corp.	(665)	(204,927)

		(367,712)

Air Freight & Logistics - (0.8)%
CH Robinson Worldwide, Inc.	(471)	(36,988)
Expeditors International of Washington, Inc.	(958)	(55,928)
United Parcel Service, Inc., Class B	(374)	(43,956)

		(136,872)

Auto Components - (0.2)%
Autoliv, Inc.	(281)	(35,086)

Automobiles - (0.8)%
General Motors Co.	(3,308)	(142,178)

Banks - (3.4)%
Associated Banc-Corp.	(1,558)	(39,417)
Bank of Hawaii Corp.	(911)	(74,347)
Commerce Bancshares, Inc.	(1,543)	(89,741)
Fifth Third Bancorp	(692)	(19,999)
First Hawaiian, Inc.	(3,480)	(101,755)
People’s United Financial, Inc.	(7,790)	(145,361)
PNC Financial Services Group, Inc.	(529)	(72,362)
US Bancorp	(655)	(35,619)
Webster Financial Corp.	(346)	(19,027)

		(597,628)

Biotechnology - (1.0)%
AbbVie, Inc.	(1,424)	(128,516)
Amgen, Inc.	(302)	(52,916)

		(181,432)

Building Products - (0.6)%
Johnson Controls International PLC	(2,682)	(111,008)

Capital Markets - (2.3)%
CME Group, Inc.	(298)	(40,877)
Federated Investors, Inc., Class B	(748)	(23,240)
Goldman Sachs Group, Inc.	(549)	(133,121)
Invesco, Ltd.	(1,707)	(61,094)
Nasdaq, Inc.	(1,300)	(94,445)
Northern Trust Corp.	(507)	(47,415)
T. Rowe Price Group, Inc.	(167)	(15,514)

		(415,706)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Chemicals - (3.2)%
Air Products & Chemicals, Inc.	(544)	$ (86,730)
Ecolab, Inc.	(580)	(75,783)
LyondellBasell Industries NV, Class A	(3,561)	(368,670)
Praxair, Inc.	(282)	(41,206)

		(572,389)

Communications Equipment - (1.2)%
Cisco Systems, Inc.	(4,174)	(142,542)
Juniper Networks, Inc.	(2,881)	(71,535)

		(214,077)

Consumer Finance - (0.3)%
Discover Financial Services	(497)	(33,066)
Synchrony Financial	(602)	(19,637)

		(52,703)

Containers & Packaging - (0.8)%
AptarGroup, Inc.	(310)	(26,992)
Sealed Air Corp.	(780)	(34,499)
Sonoco Products Co.	(1,416)	(73,335)

		(134,826)

Diversified Telecommunication Services - (1.5)%
AT&T, Inc.	(6,433)	(216,471)
Verizon Communications, Inc.	(1,052)	(50,359)

		(266,830)

Electric Utilities - (2.8)%
Eversource Energy	(827)	(51,803)
PPL Corp.	(2,370)	(89,017)
Southern Co.	(6,818)	(355,900)

		(496,720)

Electrical Equipment - (0.5)%
Emerson Electric Co.	(1,310)	(84,443)

Electronic Equipment, Instruments & Components - (0.3)%
Amphenol Corp., Class A	(551)	(47,937)

Energy Equipment & Services - (1.5)%
Helmerich & Payne, Inc.	(1,163)	(63,163)
Schlumberger, Ltd.	(3,132)	(200,448)

		(263,611)

Equity Real Estate Investment Trusts - (1.7)%
Apple Hospitality REIT, Inc.	(2,346)	(44,433)
Camden Property Trust	(187)	(17,062)
CBL & Associates Properties, Inc.	(2,647)	(20,752)
GGP, Inc.	(793)	(15,432)
Host Hotels & Resorts, Inc.	(1,924)	(37,633)
Macerich Co.	(300)	(16,380)
Pennsylvania Real Estate Investment Trust	(1,196)	(11,625)
Simon Property Group, Inc.	(332)	(51,570)
SL Green Realty Corp.	(435)	(41,621)
Taubman Centers, Inc.	(300)	(14,166)
Washington Prime Group, Inc.	(2,557)	(20,021)
Welltower, Inc.	(187)	(12,522)

		(303,217)

Food & Staples Retailing - (0.6)%
CVS Health Corp.	(1,105)	(75,726)
Sysco Corp.	(560)	(31,147)

		(106,873)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Food Products - (1.4)%
General Mills, Inc.	(4,757)	$ (246,983)

Gas Utilities - (0.4)%
National Fuel Gas Co.	(529)	(30,708)
UGI Corp.	(810)	(38,767)

		(69,475)

Health Care Equipment & Supplies - (0.6)%
CR Bard, Inc.	(101)	(33,034)
Varian Medical Systems, Inc.	(736)	(76,684)

		(109,718)

Health Care Providers & Services - (1.0)%
Cardinal Health, Inc.	(1,925)	(119,158)
Express Scripts Holding Co.	(821)	(50,319)

		(169,477)

Hotels, Restaurants & Leisure - (1.6)%
Aramark	(446)	(19,486)
Bloomin’ Brands, Inc.	(611)	(10,863)
Brinker International, Inc.	(1,022)	(31,396)
Carnival Corp.	(670)	(44,481)
Chipotle Mexican Grill, Inc.	(487)	(132,415)
Starbucks Corp.	(971)	(53,250)

		(291,891)

Household Products - (3.2)%
Church & Dwight Co., Inc.	(3,266)	(147,525)
Clorox Co.	(1,784)	(225,729)
Procter & Gamble Co.	(2,358)	(203,590)

		(576,844)

Industrial Conglomerates - (2.1)%
3M Co.	(1,389)	(319,734)
General Electric Co.	(3,073)	(61,952)

		(381,686)

Insurance - (2.9)%
Aflac, Inc.	(380)	(31,878)
Allstate Corp.	(620)	(58,193)
Arch Capital Group, Ltd.	(1,232)	(122,756)
Principal Financial Group, Inc.	(1,061)	(69,867)
Progressive Corp.	(458)	(22,282)
Torchmark Corp.	(758)	(63,771)
Travelers Cos., Inc.	(683)	(90,463)
WR Berkley Corp.	(783)	(53,698)

		(512,908)

Internet & Direct Marketing Retail - (0.7)%
Netflix, Inc.	(442)	(86,822)
Priceline Group, Inc.	(23)	(43,975)

		(130,797)

Internet Software & Services - (0.7)%
eBay, Inc.	(2,173)	(81,792)
Twitter, Inc.	(2,236)	(46,106)

		(127,898)

IT Services - (1.2)%
Fiserv, Inc.	(204)	(26,404)
Jack Henry & Associates, Inc.	(248)	(27,312)
Mastercard, Inc., Class A	(699)	(103,990)
Paychex, Inc.	(748)	(47,715)

		(205,421)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Leisure Products - (0.5)%
Hasbro, Inc.	(283)	$ (26,203)
Mattel, Inc.	(4,882)	(68,934)

		(95,137)

Machinery - (0.4)%
Donaldson Co., Inc.	(539)	(25,446)
Illinois Tool Works, Inc.	(275)	(43,043)

		(68,489)

Media - (3.2)%
AMC Networks, Inc., Class A	(1,932)	(98,300)
Interpublic Group of Cos., Inc.	(3,703)	(71,283)
News Corp., Class A	(10,913)	(149,071)
Omnicom Group, Inc.	(2,852)	(191,626)
Regal Entertainment Group, Class A	(3,340)	(54,609)

		(564,889)

Metals & Mining - (0.5)%
Compass Minerals International, Inc.	(1,387)	(90,987)

Multi-Utilities - (4.3)%
Ameren Corp.	(453)	(28,082)
Consolidated Edison, Inc.	(2,169)	(186,642)
Dominion Energy, Inc.	(3,789)	(307,439)
SCANA Corp.	(413)	(17,817)
Sempra Energy	(1,940)	(227,950)

		(767,930)

Multiline Retail - (1.6)%
Kohl’s Corp.	(1,390)	(58,046)
Nordstrom, Inc.	(829)	(32,870)
Target Corp.	(3,304)	(195,068)

		(285,984)

Oil, Gas & Consumable Fuels - (2.4)%
Apache Corp.	(820)	(33,923)
ConocoPhillips	(987)	(50,485)
Exxon Mobil Corp.	(3,108)	(259,052)
Hess Corp.	(1,000)	(44,160)
Murphy Oil Corp.	(1,198)	(32,047)

		(419,667)

Paper & Forest Products - (0.5)%
Domtar Corp.	(1,769)	(83,709)

Personal Products - (0.2)%
Coty, Inc., Class A	(2,023)	(31,154)

Pharmaceuticals - (0.3)%
Johnson & Johnson	(270)	(37,641)
Merck & Co., Inc.	(304)	(16,747)

		(54,388)

Professional Services - (0.4)%
Equifax, Inc.	(442)	(47,970)
Nielsen Holdings PLC	(427)	(15,829)

		(63,799)

Road & Rail - (2.5)%
Canadian National Railway Co.	(543)	(43,706)
Heartland Express, Inc.	(8,298)	(176,997)
Knight-Swift Transportation Holdings, Inc.	(2,205)	(91,397)
Werner Enterprises, Inc.	(3,785)	(134,935)

		(447,035)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - (2.8)%
Applied Materials, Inc.	(1,049)	$ (59,195)
Intel Corp.	(3,881)	(176,547)
Lam Research Corp.	(119)	(24,820)
QUALCOMM, Inc.	(2,109)	(107,580)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	(1,563)	(66,162)
Xilinx, Inc.	(877)	(64,626)

		(498,930)

Software - (0.7)%
Oracle Corp.	(1,288)	(65,559)
salesforce.com, Inc.	(547)	(55,980)

		(121,539)

Specialty Retail - (1.6)%
Abercrombie & Fitch Co., Class A	(1,840)	(24,711)
Advance Auto Parts, Inc.	(780)	(63,757)
American Eagle Outfitters, Inc.	(1,261)	(16,418)
Ascena Retail Group, Inc.	(8,512)	(16,513)
Bed Bath & Beyond, Inc.	(3,706)	(73,750)
Buckle, Inc.	(470)	(7,732)
DSW, Inc., Class A	(2,334)	(44,696)
Express, Inc.	(3,350)	(22,680)
L Brands, Inc.	(406)	(17,474)

		(287,731)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - (1.0)%
Seagate Technology PLC	(4,599)	$ (170,025)

Textiles, Apparel & Luxury Goods - (0.9)%
Hanesbrands, Inc.	(2,798)	(62,955)
Michael Kors Holdings, Ltd.	(368)	(17,962)
Ralph Lauren Corp.	(373)	(33,357)
Under Armour, Inc., Class A	(2,897)	(36,271)
Under Armour, Inc., Class C	(1,322)	(15,243)

		(165,788)

Trading Companies & Distributors - (0.5)%
Air Lease Corp.	(867)	(37,671)
WW Grainger, Inc.	(276)	(54,565)

		(92,236)

Wireless Telecommunication Services - (0.1)%
Sprint Corp.	(2,474)	(16,180)

Total Common Stocks (Proceeds $11,432,351)		(11,679,943)

Total Securities Sold Short (Proceeds $11,432,351)		(11,679,943)
Net Other Assets (Liabilities) - 61.1%		10,820,890

Net Assets - 100.0%		$ 17,730,716

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$17,075,326	$—	$—	$17,075,326
Repurchase Agreement	—	1,514,443	—	1,514,443

Total Investments	$17,075,326	$1,514,443	$—	$18,589,769

LIABILITIES
Securities Sold Short
Common Stocks	$(11,679,943)	$—	$—	$(11,679,943)

Total Securities Sold Short	$(11,679,943)	$—	$—	$(11,679,943)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of these securities have been segregated by the custodian as collateral for open securities sold short transactions. The total value of such securities is $3,849,070.
(C)	Rate disclosed reflects the yield at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year, in November of 2016, U.S. equity markets rallied as Donald Trump unexpectedly upset Hillary Clinton in the U.S. Presidential election. The Republican Party’s sweep of Congress also boosted investor sentiment. As investors anticipated a pro-growth agenda proposed by President-elect Trump, equity markets rallied, bond yields rose and the U.S. dollar strengthened. Investors’ attention turned to the upcoming U.S. Federal Reserve (“Fed”) meeting in December as the Fed decided to raise rates by 0.25% to a range of 0.50% to 0.75%. As the rate action was fully anticipated, the Fed’s updated projections for growth, inflation and the future path of interest rate increases were the focus.

U.S. equity markets started 2017 in a strong uptrend; however, equities started drifting lower amid complications around health-care reform and weakness in crude oil prices. The S&P 500® experienced its first one percent decline since October of 2016 on March 21, 2017 as it became apparent that the initial version of the American Health Care Act would not have enough votes to pass the House of Representatives. Equities recovered in the final week of March 2017 as President Trump immediately shifted his focus to tax reform.

U.S equity markets were able to grind their way higher through mid-May 2017. However, volatility soon spiked on headlines that President Trump hinted to former FBI Director James Comey to ease up on the investigation of former National Security Advisor Michael Flynn. This triggered a one day sell-off as the S&P 500® fell (1.82)%, the largest one-day decline since September 2016. U.S. equity markets continued to advance in the final quarter of the fiscal year as the U.S. economy grew above trend despite the recent hurricanes. Additionally, the third-quarter earnings season has been solid and Congress has made progress towards potential tax reform. Stronger economic data and the anticipation of tax reform caused interest rates to spike towards the end of the October 2017.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Mid Cap Value Class I2 returned 17.08%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 17.12%.

STRATEGY REVIEW

Transamerica Mid Cap Value underperformed the Russell Midcap® Value Index during the 12-month period ending October 31, 2017. Stock selection in health care and financials contributed to performance while stock selection in consumer staples and consumer discretionary detracted from portfolio results.

Our position in Mohawk Industries, Inc. was the top contributor for the period. Investors responded positively to the company’s solid third quarter given the known headwinds from hurricanes, higher raw material costs and reduced patent revenue. Upside was driven by a better price mix and price increase implementations, which successfully offset the tougher backdrop. Our favorable view of Mohawk Industries, Inc. is based on its leading market share position in flooring, with its strong competitive advantage driven by best-in-class manufacturing and distribution. Additionally, Mohawk Industries, Inc.’s management team is high quality, consistently creating significant value for shareholders through mergers and acquisitions, further consolidating its leadership position and bolstering its strong organic growth in the global flooring industry.

Stock selection in consumer staples was a performance headwind amid continued challenges for Kroger Co. The combination of deflation in food at home pricing and rising labor costs creates a difficult operating environment for grocers. Additionally, the competitive environment is formidable and there are signs that Wal-Mart has been taking market share. Despite recent challenges, we remain positive on what we view as the premier player in grocery. We are impressed that Kroger Co. continues to invest in an omni-channel platform and its organic food selection. We like management’s innovative strategy as well as their strong commitment to returning capital to shareholders.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Securities Lending Collateral	3.7
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	17.08%	13.72%	8.71%	11/15/2005
Russell Midcap® Value Index (A)	17.12%	14.49%	7.90%
(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
COMMON STOCKS - 99.1%
Auto Components - 1.0%
BorgWarner, Inc.	42,174	$ 2,223,413

Banks - 8.0%
Citizens Financial Group, Inc.	63,227	2,403,258
Fifth Third Bancorp	110,024	3,179,694
First Republic Bank	22,265	2,168,611
Huntington Bancshares, Inc.	121,008	1,669,910
M&T Bank Corp.	22,720	3,789,015
SunTrust Banks, Inc.	51,558	3,104,307
Zions Bancorporation	19,919	925,437

		17,240,232

Beverages - 2.5%
Constellation Brands, Inc., Class A	10,023	2,195,939
Dr Pepper Snapple Group, Inc.	27,849	2,385,545
Molson Coors Brewing Co., Class B	10,705	865,714

		5,447,198

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	33,438	2,208,914

Capital Markets - 5.5%
Ameriprise Financial, Inc.	12,862	2,013,417
Invesco, Ltd.	68,588	2,454,764
Northern Trust Corp.	24,851	2,324,066
Raymond James Financial, Inc.	24,820	2,104,240
T. Rowe Price Group, Inc.	32,414	3,011,261

		11,907,748

Chemicals - 0.9%
Sherwin-Williams Co.	4,848	1,915,687

Communications Equipment - 1.0%
CommScope Holding Co., Inc. (A)	64,115	2,060,656

Consumer Finance - 0.9%
Ally Financial, Inc.	77,563	2,026,721

Containers & Packaging - 3.9%
Ball Corp.	80,119	3,439,509
Silgan Holdings, Inc.	68,968	2,017,314
WestRock Co.	48,768	2,990,941

		8,447,764

Distributors - 0.8%
Genuine Parts Co.	18,740	1,653,430

Electric Utilities - 3.5%
Edison International	41,734	3,336,633
Westar Energy, Inc.	13,083	699,679
Xcel Energy, Inc.	72,323	3,581,435

		7,617,747

Electrical Equipment - 2.7%
Acuity Brands, Inc.	6,820	1,140,304
AMETEK, Inc.	27,301	1,842,544
Hubbell, Inc.	16,957	2,133,530
Regal Beloit Corp.	9,453	767,111

		5,883,489

Electronic Equipment, Instruments & Components - 5.0%
Amphenol Corp., Class A	30,386	2,643,582
Arrow Electronics, Inc. (A)	32,965	2,755,544
CDW Corp.	41,629	2,914,030
Keysight Technologies, Inc. (A)	57,380	2,563,165

		10,876,321

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.5%
American Campus Communities, Inc.	20,967	$ 871,808
American Homes 4 Rent, Class A	35,863	763,165
AvalonBay Communities, Inc.	10,331	1,873,320
Boston Properties, Inc.	14,341	1,737,842
Brixmor Property Group, Inc.	75,404	1,317,308
Essex Property Trust, Inc.	4,300	1,128,449
Federal Realty Investment Trust	9,419	1,135,178
GGP, Inc.	41,538	808,330
HCP, Inc.	12,779	330,209
JBG SMITH Properties (A)	10,649	332,355
Kimco Realty Corp.	70,984	1,289,069
Outfront Media, Inc.	60,801	1,425,783
Park Hotels & Resorts, Inc.	36,759	1,058,292
Rayonier, Inc.	48,138	1,443,177
Regency Centers Corp.	15,582	959,072
Vornado Realty Trust	21,318	1,595,866
Weyerhaeuser Co.	43,083	1,547,111
WP Carey, Inc.	12,852	875,864

		20,492,198

Food & Staples Retailing - 0.8%
Kroger Co.	79,342	1,642,379

Food Products - 0.6%
TreeHouse Foods, Inc. (A) (B)	20,423	1,355,679

Gas Utilities - 1.0%
National Fuel Gas Co.	37,829	2,195,973

Health Care Equipment & Supplies - 0.3%
Zimmer Biomet Holdings, Inc.	6,270	762,557

Health Care Providers & Services - 5.3%
AmerisourceBergen Corp.	21,728	1,671,970
Cigna Corp.	13,408	2,644,326
Henry Schein, Inc. (A)	17,232	1,354,435
Humana, Inc.	8,887	2,269,295
Laboratory Corp. of America Holdings (A)	10,985	1,688,504
Universal Health Services, Inc., Class B	16,765	1,721,766

		11,350,296

Hotels, Restaurants & Leisure - 1.9%
Hilton Grand Vacations, Inc. (A)	7,979	326,820
Hilton Worldwide Holdings, Inc.	35,163	2,541,582
Marriott International, Inc., Class A	9,534	1,139,122

		4,007,524

Household Durables - 3.1%
Mohawk Industries, Inc. (A)	15,976	4,181,878
Newell Brands, Inc.	60,474	2,466,129

		6,648,007

Household Products - 0.4%
Energizer Holdings, Inc.	18,670	802,623

Industrial Conglomerates - 1.3%
Carlisle Cos., Inc.	25,190	2,766,618

Insurance - 8.7%
Alleghany Corp. (A)	1,988	1,125,645
Chubb, Ltd.	8,065	1,216,363
Hartford Financial Services Group, Inc.	56,475	3,108,949
Loews Corp.	85,008	4,208,746
Marsh & McLennan Cos., Inc.	26,931	2,179,526
Progressive Corp.	30,984	1,507,371

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Unum Group	35,720	$ 1,858,869
WR Berkley Corp.	14,138	969,584
XL Group, Ltd.	64,127	2,595,220

		18,770,273

Internet & Direct Marketing Retail - 1.3%
Expedia, Inc.	21,973	2,739,154

Internet Software & Services - 0.5%
Match Group, Inc. (A) (B)	37,786	1,010,398

IT Services - 1.2%
Jack Henry & Associates, Inc.	24,589	2,707,987

Machinery - 2.3%
IDEX Corp.	16,596	2,127,773
Snap-on, Inc.	17,603	2,777,402

		4,905,175

Media - 1.5%
CBS Corp., Class B	25,825	1,449,299
DISH Network Corp., Class A (A)	35,889	1,742,052

		3,191,351

Multi-Utilities - 4.8%
CenterPoint Energy, Inc.	22,650	669,987
CMS Energy Corp.	71,352	3,451,296
Sempra Energy	24,302	2,855,485
WEC Energy Group, Inc.	50,655	3,413,641

		10,390,409

Multiline Retail - 1.5%
Kohl’s Corp.	54,558	2,278,342
Nordstrom, Inc. (B)	27,089	1,074,079

		3,352,421

Oil, Gas & Consumable Fuels - 6.0%
Energen Corp. (A)	80,520	4,162,884
EQT Corp. (B)	69,936	4,373,798
PBF Energy, Inc., Class A	53,623	1,553,458
Williams Cos., Inc.	100,002	2,850,057

		12,940,197

Personal Products - 1.6%
Coty, Inc., Class A	95,976	1,478,031
Edgewell Personal Care Co. (A)	30,655	1,990,429

		3,468,460

Real Estate Management & Development - 0.7%
CBRE Group, Inc., Class A (A)	38,670	1,520,504

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 0.8%
Analog Devices, Inc.	19,045	$ 1,738,809

Software - 1.1%
Synopsys, Inc. (A)	28,772	2,489,353

Specialty Retail - 3.4%
AutoZone, Inc. (A)	3,469	2,044,975
Best Buy Co., Inc.	32,632	1,826,739
Gap, Inc.	67,539	1,755,339
Tiffany & Co.	17,272	1,617,005

		7,244,058

Textiles, Apparel & Luxury Goods - 1.7%
PVH Corp.	18,402	2,333,557
Ralph Lauren Corp.	15,318	1,369,889

		3,703,446

Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc., Class A	28,651	2,375,168

Total Common Stocks (Cost $125,807,714)		214,080,337

SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	7,915,723	7,915,723

Total Securities Lending Collateral (Cost $7,915,723)		7,915,723

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.12% (C), dated 10/31/2017, to be repurchased at $2,374,699 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.85%, due 10/13/2020, and with a value of $2,426,773.	$ 2,374,691	2,374,691

Total Repurchase Agreement (Cost $2,374,691)		2,374,691

Total Investments (Cost $136,098,128)		224,370,751
Net Other Assets (Liabilities) - (3.9)%		(8,456,084)

Net Assets - 100.0%		$ 215,914,667

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$214,080,337	$—	$—	$214,080,337
Securities Lending Collateral	7,915,723	—	—	7,915,723
Repurchase Agreement	—	2,374,691	—	2,374,691

Total Investments	$221,996,060	$2,374,691	$—	$224,370,751

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,735,714. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

Headlines in the fourth quarter of 2016 were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off, and inflation expectations lurched higher. The possibility for growth-enhancing policies along with solid economic data helped solidify the U.S. Federal Reserve’s (“Fed”) widely expected hike in December 2016; this hawkish tilt shifted its infamous “dots” higher for 2017, contributing to front-end U.S. rates moving higher and the dollar strengthening.

During the first quarter of 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda, including the last-minute cancelation of the healthcare vote in the House of Representatives, left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization.

Geopolitics, including elections in several countries as well as political controversy in both the United States and Brazil, dominated headlines and contributed to brief periods of market volatility during the second quarter of 2017. In the U.S., the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter: The Fed detailed plans to unwind its balance sheet, the Bank of England and European Central Bank suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after a seven year gap.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Total Return Class I2 returned 2.87%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 0.90%.

STRATEGY REVIEW

During the one-year period ending October 31, 2017, U.S. interest rate strategies, including duration and curve positioning added to performance. Select exposure to European duration, particularly France, detracted from performance; however, this was partially offset by tactical exposure to German interest rates. A tactical short to a basket of EM currencies relative to the U.S. dollar detracted from performance as the currencies appreciated. A tactical allocation to the euro versus the U.S. dollar contributed as the currency appreciated. Additionally, the Japanese yen currency positioning contributed to performance, as the currency fluctuated throughout the period.

Continued select exposure to Agency and non-Agency mortgages contributed to returns over the year. Holdings of Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased via breakeven levels. An allocation to high yield financials contributed to returns as spreads narrowed, while an underweight to investment grade industrials and utilities was negative for returns as spreads narrowed. The Fund’s overall corporate exposure was net negative for performance. Additionally, selection among municipal securities during the majority of the period added to performance.

During the period, the Fund utilized derivatives. These positions added to performance.

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Fund Characteristics	Years
Average Maturity §	7.63
Duration †	5.02

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	78.6%
AAA	20.4
AA	11.6
A	5.2
BBB	16.0
BB	8.5
B	3.6
CCC and Below	7.6
Not Rated	4.7
Net Other Assets (Liabilities)^	(56.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	2.87%	2.15%	4.91%	11/15/2005
Bloomberg Barclays US Aggregate Bond Index (A)	0.90%	2.04%	4.19%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 14.3%
ABFC Trust
Series 2004-OPT4, Class A1,
1-Month LIBOR + 0.62%, 1.86% (A), 04/25/2034	$ 387,763	$ 388,451
Series 2004-OPT5, Class A1,
1-Month LIBOR + 0.70%, 1.94% (A), 06/25/2034	208,108	202,944
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A, 1-Month LIBOR + 0.20%, 1.44% (A), 02/25/2036	233,995	234,010
Amortizing Residential Collateral Trust Series 2002-BC4, Class A, 1-Month LIBOR + 0.58%, 1.82% (A), 07/25/2032	3,592	3,435
Anchorage Capital CLO 4, Ltd. Series 2014-4A, Class A1BR, 3-Month LIBOR + 1.14%, 2.52% (A), 07/28/2026 (B)	1,000,000	1,001,791
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 1.89% (A), 03/25/2035	1,490,403	1,502,719
Series 2006-HE1, Class 1M2,
1-Month LIBOR + 0.43%, 1.67% (A), 12/25/2035	4,500,000	4,496,883
Series 2006-HE1, Class 2M2,
1-Month LIBOR + 0.43%, 1.67% (A), 02/25/2036	1,300,000	1,289,870
Series 2006-HE10, Class 1M1,
1-Month LIBOR + 0.34%, 1.58% (A), 12/25/2036	1,800,000	1,622,237
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 1.48% (A), 12/25/2036	2,933,865	2,183,073
Series 2007-AQ1, Class A1,
1-Month LIBOR + 0.11%, 1.35% (A), 04/25/2031	240,785	293,059
Bear Stearns Asset-Backed Securities Trust Series 2002-2, Class A1, 1-Month LIBOR + 0.66%, 1.90% (A), 10/25/2032	5,141	5,045
BlueMountain CLO, Ltd. Series 2013-3A, Class AR, 3-Month LIBOR + 0.89%, 2.20% (A), 10/29/2025 (B)	1,600,000	1,599,998
C-BASS Trust Series 2007-CB1, Class AF1A, 1-Month LIBOR + 0.07%, 1.31% (A), 01/25/2037	355,634	159,124
Carlyle Global Market Strategies CLO, Ltd. Series 2014-3A, Class A1AR, 3-Month LIBOR + 1.15%, 2.52% (A), 07/27/2026 (B)	1,400,000	1,405,691
Chase Issuance Trust Series 2017-A1, Class A, 1-Month LIBOR + 0.30%, 1.54% (A), 01/18/2022	1,300,000	1,305,794

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust Series 2007-FS1, Class 1A1, 4.63% (A), 10/25/2037 (B)	$ 1,018,716	$ 1,056,100
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificate Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 2.18% (A), 10/25/2034	1,600,000	1,593,164
Countrywide Asset-Backed Certificates
Series 2006-2, Class M1,
1-Month LIBOR + 0.40%, 1.64% (A), 06/25/2036	400,000	390,446
Series 2006-26, Class 1A,
1-Month LIBOR + 0.14%, 1.38% (A), 06/25/2037	1,483,998	1,345,913
Series 2006-26, Class 2A3,
1-Month LIBOR + 0.17%, 1.41% (A), 06/25/2037	1,776,418	1,768,202
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 01/16/2026 (B)	1,300,000	1,300,407
CWABS Asset-Backed Certificates Trust
Series 2005-17, Class MV1,
1-Month LIBOR + 0.46%, 1.70% (A), 05/25/2036	1,500,000	1,486,150
Series 2006-14, Class 1A,
1-Month LIBOR + 0.14%, 1.38% (A), 02/25/2037	992,704	951,388
Denali Capital CLO X, Ltd. Series 2013-1, Class A1LR, 3-Month LIBOR + 1.05%, 0.00% (A), 10/26/2027 (B)	1,200,000	1,200,000
Dryden 34 Senior Loan Fund Series 2014-34A, Class A1R, 3-Month LIBOR + 1.16%, 0.00% (A), 10/15/2026 (B)	1,400,000	1,406,824
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.26% (A), 10/15/2027 (B)	1,600,000	1,599,192
GM Financial Automobile Leasing Trust Series 2017-1, Class A2A, 1.67%, 09/20/2019	1,498,726	1,498,400
Home Equity Asset Trust Series 2002-1, Class A4, 1-Month LIBOR + 0.60%, 1.84% (A), 11/25/2032	1,026	933
Hyundai Auto Lease Securitization Trust
Series 2017-B, Class A2A,
1.69%, 12/16/2019 (B)	1,600,000	1,598,894
Series 2017-B, Class A2B,
1-Month LIBOR + 0.28%, 1.52% (A), 12/16/2019 (B)	1,900,000	1,901,445
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.24%, 2.59% (A), 10/17/2025 (B)	1,400,000	1,403,219

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust Series 2007-CH3, Class A5, 1-Month LIBOR + 0.26%, 1.50% (A), 03/25/2037	$ 3,500,000	$ 3,383,473
Kitty Hawk CLO LLC Series 2015-1A, Class A1R, 3-Month LIBOR + 1.21%, 2.57% (A), 04/15/2027 (B)	1,000,000	999,580
KVK CLO, Ltd. Series 2013-2A, Class AR, 3-Month LIBOR + 1.15%, 2.51% (A), 01/15/2026 (B)	1,700,000	1,700,532
Lockwood Grove CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.47%, 2.84% (A), 04/25/2025 (B)	1,700,000	1,703,866
Madison Park Funding XIII, Ltd. Series 2014-13A, Class AR, 3-Month LIBOR + 1.11%, 2.47% (A), 01/19/2025 (B)	1,700,000	1,708,179
Malin CLO BV Series 2007-1A, Class VFNE, 3-Month Euribor + 0.27%, 0.00% (A), 05/07/2023 (B)	EUR 548,107	637,228
Merrill Lynch Mortgage Investors Trust Series 2006-FM1, Class A2C, 1-Month LIBOR + 0.16%, 1.40% (A), 04/25/2037	$ 1,950,914	1,221,345
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1,
6.00% (A), 07/25/2047	163,305	130,445
Series 2007-8XS, Class A1,
5.75% (A), 04/25/2037	218,268	159,528
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 2.55% (A), 04/18/2025 (B)	1,100,000	1,101,531
Mountain View CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.24%, 2.60% (A), 10/15/2026 (B)	1,400,000	1,403,199
Navient Private Education Loan Trust Series 2015-CA, Class A, 1-Month LIBOR + 1.50%, 2.74% (A), 01/16/2035 (B)	1,098,402	1,106,321
Nelnet Student Loan Trust
Series 2010-1A, Class A,
3-Month LIBOR + 0.80%, 2.12% (A), 11/25/2048 (B)	685,530	693,400
Series 2010-3A, Class A,
3-Month LIBOR + 0.78%, 2.15% (A), 07/27/2048 (B)	1,005,517	1,016,321
New Century Home Equity Loan Trust Series 2006-1, Class A2B, 1-Month LIBOR + 0.18%, 1.42% (A), 05/25/2036	84,398	78,205
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 3-Month LIBOR + 1.13%, 2.49% (A), 07/20/2026 (B)	1,400,000	1,405,901

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 2.58% (A), 10/20/2026 (B)	$ 1,200,000	$ 1,202,564
Octagon Investment Partners XIX, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.46% (A), 04/15/2026 (B)	1,400,000	1,401,281
Option One Mortgage Loan Trust Series 2007-4, Class 2A4, 1-Month LIBOR + 0.31%, 1.55% (A), 04/25/2037	4,738,388	2,965,389
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 3-Month LIBOR + 1.13%, 2.48% (A), 01/17/2026 (B)	1,400,000	1,400,990
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M2, 1-Month LIBOR + 0.53%, 2.03% (A), 07/25/2035	500,000	501,555
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class M1, 1-Month LIBOR + 0.39%, 1.63% (A), 02/25/2036	500,000	491,029
Regatta V Funding, Ltd. Series 2014-1A, Class A1BR, 3-Month LIBOR + 1.16%, 2.53% (A), 10/25/2026 (B)	1,400,000	1,403,571
Santander Drive Auto Receivables Trust Series 2017-1, Class A2, 1.49%, 02/18/2020	1,049,793	1,049,296
Securitized Asset-Backed Receivables LLC Trust Series 2007-HE1, Class A2A, 1-Month LIBOR + 0.06%, 1.30% (A), 12/25/2036	65,715	24,401
SLM Student Loan Trust
Series 2005-4, Class A3,
3-Month LIBOR + 0.12%, 1.49% (A), 01/25/2027	1,441,702	1,435,521
Series 2007-3, Class A3,
3-Month LIBOR + 0.04%, 1.41% (A), 04/25/2019	806,520	803,452
SoFi Consumer Loan Program LLC Series 2016-3, Class A, 3.05%, 12/26/2025 (B) (C)	1,037,449	1,046,108
SoFi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 05/25/2040 (B)	1,287,730	1,286,628
Specialty Underwriting & Residential Finance Trust Series 2004-BC2, Class M1, 1-Month LIBOR + 0.83%, 2.06% (A), 05/25/2035	2,872,703	2,864,188
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B) (C)	999,377	1,004,589

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC1, Class A6, 1-Month LIBOR + 0.27%, 1.51% (A), 03/25/2036	$ 1,000,000	$ 848,833
Sudbury Mill CLO, Ltd.
Series 2013-1A, Class A1R,
3-Month LIBOR + 1.15%, 2.50% (A), 01/17/2026 (B)	1,100,000	1,100,350
Series 2013-1A, Class A2R,
3-Month LIBOR + 1.17%, 2.52% (A), 01/17/2026 (B)	1,100,000	1,100,397
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	6,547	6,917
Series 2004-20C, Class 1,
4.34%, 03/01/2024	56,098	57,902
Venture VIII CDO, Ltd. Series 2007-8A, Class A2A, 3-Month LIBOR + 0.22%, 1.58% (A), 07/22/2021 (B)	146,999	146,999
VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13% (A), 09/25/2047 (B)	1,489,389	1,488,634
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.48%, 1.72% (A), 12/25/2035	6,500,000	6,482,050
Westlake Automobile Receivables Trust Series 2017-1A, Class A2, 1.78%, 04/15/2020 (B)	1,198,081	1,198,455
World Omni Automobile Lease Securitization Trust Series 2017-A, Class A2, 1.68%, 12/16/2019	1,578,684	1,578,194

Total Asset-Backed Securities (Cost $82,855,212)		89,533,148

CERTIFICATE OF DEPOSIT - 0.6%
Banks - 0.6%
Barclays Bank PLC 1.94% (D), 09/04/2018	3,900,000	3,900,000

Total Certificate of Deposit (Cost $3,900,000)		3,900,000

CORPORATE DEBT SECURITIES - 34.8%
Airlines - 0.2%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	1,368,526	1,387,343

Banks - 17.3%
Bank of America Corp.
5.65%, 05/01/2018, MTN	1,900,000	1,936,581
6.88%, 04/25/2018, MTN	3,300,000	3,380,208
7.63%, 06/01/2019, MTN	4,000,000	4,338,487
Barclays Bank PLC
7.63%, 11/21/2022	3,900,000	4,480,125
10.18%, 06/12/2021 (B)	1,840,000	2,272,207

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Barclays PLC
3.68%, 01/10/2023	$ 1,100,000	$ 1,121,992
Fixed until 09/15/2019, 6.50% (A), 09/15/2019 (E)	EUR 800,000	1,001,836
Fixed until 12/15/2018, 8.25% (A), 12/15/2018 (E)	$ 1,500,000	1,594,380
CIT Group, Inc. 3.88%, 02/19/2019	2,100,000	2,131,500
Citigroup, Inc.
2.05%, 06/07/2019	300,000	299,903
3-Month LIBOR + 0.93%, 2.25% (A), 06/07/2019	900,000	908,655
3-Month LIBOR + 1.38%, 2.71% (A), 03/30/2021	300,000	307,503
3-Month LIBOR + 1.43%, 2.75% (A), 09/01/2023	500,000	513,459
2.75%, 04/25/2022	1,700,000	1,705,372
Cooperatieve Rabobank UA 6.88%, 03/19/2020, MTN (F)	EUR 3,300,000	4,454,239
Dexia Credit Local SA 2.38%, 09/20/2022 (B)	$ 1,500,000	1,495,289
Discover Bank 2.60%, 11/13/2018	1,400,000	1,409,194
ING Bank NV 2.63%, 12/05/2022 (B)	800,000	806,740
JPMorgan Chase & Co.
3-Month LIBOR + 0.90%, 2.27% (A), 04/25/2023	1,700,000	1,722,129
2.40%, 06/07/2021	1,500,000	1,502,553
KBC Bank NV Fixed until 01/25/2018, 8.00% (A), 01/25/2023 (F)	2,000,000	2,027,600
Lloyds Bank PLC Fixed until 12/16/2024, 12.00% (A), 12/16/2024 (B) (E)	3,600,000	4,864,648
Lloyds Banking Group PLC
Fixed until 06/27/2019, 7.00% (A), 06/27/2019 (E) (F)	GBP 1,200,000	1,695,383
Fixed until 06/27/2023, 7.63% (A), 06/27/2023 (E) (F)	700,000	1,058,702
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 3.20% (A), 03/01/2021	$1,600,000	1,662,128
National Australia Bank, Ltd. 2.25%, 03/16/2021 (B)	1,400,000	1,397,214
Nordea Hypotek AB 2.25%, 06/19/2019	SEK 80,600,000	10,024,173
Nykredit Realkredit A/S
1.00%, 04/01/2018, MTN	DKK 18,000,000	2,833,508
1.00%, 04/01/2018 - 07/01/2018	39,600,000	6,252,619
2.00%, 04/01/2018	19,800,000	3,130,779
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	116,600,000	18,342,561
2.00%, 01/01/2018 - 04/01/2018	25,600,000	4,039,019
Royal Bank of Canada 2.30%, 03/22/2021	$ 1,400,000	1,402,962

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Societe Generale SA Fixed until 11/29/2018, 8.25% (A), 11/29/2018, MTN (E) (F)	$ 1,300,000	$ 1,376,375
Sumitomo Mitsui Trust Bank, Ltd. 3-Month LIBOR + 0.51%, 1.83% (A), 03/06/2019 (B)	1,400,000	1,402,330
Swedbank Hypotek AB 3.75%, 06/19/2019, MTN	SEK 30,000,000	3,821,214
Toronto-Dominion Bank 2.25%, 03/15/2021 (B)	$ 2,000,000	1,998,913
Wells Fargo & Co. Fixed until 03/15/2018, 7.98% (A), 03/15/2018 (E)	3,400,000	3,469,020

		108,181,500

Biotechnology - 0.2%
AbbVie, Inc. 1.80%, 05/14/2018	1,100,000	1,100,683

Capital Markets - 5.2%
Blackstone CQP Holdco, LP 6.00%, 08/18/2021 (B) (C)	1,600,000	1,594,320
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	1,400,000	1,426,675
3.75%, 03/26/2025	1,600,000	1,643,265
3.80%, 09/15/2022 - 06/09/2023	2,700,000	2,803,552
Deutsche Bank AG
2.70%, 07/13/2020	1,500,000	1,505,291
3-Month LIBOR + 1.45%, 2.80% (A), 01/18/2019	1,400,000	1,417,229
4.25%, 10/14/2021	2,700,000	2,824,555
Goldman Sachs Group, Inc.
3-Month LIBOR + 1.10%, 2.42% (A), 11/15/2018, MTN	1,300,000	1,311,232
3-Month LIBOR + 1.20%, 2.52% (A), 09/15/2020	1,600,000	1,630,781
Morgan Stanley
5.95%, 12/28/2017, MTN	4,900,000	4,932,992
6.63%, 04/01/2018, MTN	2,000,000	2,039,720
UBS AG
3-Month LIBOR + 0.58%, 1.90% (A), 06/08/2020 (B)	2,600,000	2,612,449
Fixed until 05/22/2018, 4.75% (A), 05/22/2023, MTN (F)	1,900,000	1,925,696
7.63%, 08/17/2022	600,000	708,000
UBS Group Funding Switzerland AG 3.00%, 04/15/2021 (B)	3,800,000	3,857,096

		32,232,853

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd. 6.63%, 10/01/2023 (B) (G) (H)	2,180,360	817,635

Consumer Finance - 0.6%
Ford Motor Credit Co. LLC 3-Month LIBOR + 0.83%, 2.14% (A), 03/12/2019	600,000	603,370

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
General Motors Financial Co., Inc. 3-Month LIBOR + 0.93%, 2.29% (A), 04/13/2020	$ 1,700,000	$ 1,713,194
Springleaf Finance Corp. 8.25%, 12/15/2020	1,200,000	1,353,000
Volkswagen Group of America Finance LLC 1.65%, 05/22/2018 (B)	300,000	299,606

		3,969,170

Diversified Financial Services - 3.0%
Bear Stearns Cos. LLC 7.25%, 02/01/2018	2,100,000	2,128,640
BRFkredit A/S
1.00%, 01/01/2018, MTN (F)	DKK 17,900,000	2,807,654
4.00%, 01/01/2018	11,700,000	1,844,257
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	$ 1,500,000	1,502,067
Nordea Kredit Realkreditaktieselskab
1.00%, 04/01/2018, MTN	DKK 8,000,000	1,260,244
1.00%, 10/01/2018	14,400,000	2,285,471
Preferred Term Securities XVII, Ltd. / Preferred Term Securities XVII, Inc. 3-Month LIBOR + 0.40%, 1.72% (A), 06/23/2035 (B)	$ 1,354,687	1,183,440
Tayarra, Ltd. 3.63%, 02/15/2022	3,696,414	3,818,605
Washington Prime Group, LP 5.95%, 08/15/2024	2,000,000	2,054,077

		18,884,455

Diversified Telecommunication Services - 2.0%
AT&T, Inc.
3-Month LIBOR + 0.95%, 2.31% (A), 07/15/2021	1,500,000	1,518,207
2.80%, 02/17/2021	2,000,000	2,028,715
SFR Group SA 7.38%, 05/01/2026 (B)	900,000	967,500
United Group BV 4.38%, 07/01/2022 (B)	EUR 1,300,000	1,590,024
Verizon Communications, Inc.
3-Month LIBOR + 0.55%, 1.86% (A), 05/22/2020	$ 1,500,000	1,509,485
3.38%, 02/15/2025 (B)	4,590,000	4,617,773

		12,231,704

Electric Utilities - 0.9%
FirstEnergy Corp. 2.85%, 07/15/2022	1,500,000	1,499,794
PG&E Corp. 2.40%, 03/01/2019	1,200,000	1,204,408
Progress Energy, Inc. 4.88%, 12/01/2019	600,000	633,991
Southern Co. 3-Month LIBOR + 0.70%, 2.04% (A), 09/30/2020 (B)	2,000,000	2,013,409

		5,351,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 1.1%
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN	$ 1,595,000	$ 1,647,532
Digital Realty Trust, LP 2.75%, 02/01/2023	1,400,000	1,397,592
National Retail Properties, Inc. 3.50%, 10/15/2027	1,600,000	1,569,643
Simon Property Group, LP 2.50%, 09/01/2020	2,500,000	2,523,721

		7,138,488

Health Care Equipment & Supplies - 0.5%
Becton Dickinson and Co. 2.13%, 06/06/2019	1,600,000	1,600,638
Boston Scientific Corp. 3.38%, 05/15/2022	1,600,000	1,643,460

		3,244,098

Insurance - 0.2%
New York Life Global Funding 2.90%, 01/17/2024 (B)	1,000,000	1,008,999

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 4.25%, 08/22/2057 (B)	700,000	735,187

Internet Software & Services - 0.5%
eBay, Inc. 2.15%, 06/05/2020	3,000,000	3,002,350

IT Services - 0.2%
DXC Technology Co. 3-Month LIBOR + 0.95%, 2.27% (A), 03/01/2021	1,300,000	1,304,402

Oil, Gas & Consumable Fuels - 0.6%
Enbridge, Inc. 3-Month LIBOR + 0.70%, 2.02% (A), 06/15/2020	1,500,000	1,512,327
Petrobras Global Finance BV 6.13%, 01/17/2022	1,200,000	1,297,200
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,120,077

		3,929,604

Pharmaceuticals - 0.2%
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	1,500,000	1,494,010

Real Estate Management & Development - 0.2%
Tesco Property Finance 6 PLC 5.41%, 07/13/2044 (F)	GBP 781,047	1,194,801

Road & Rail - 0.3%
Hellenic Railways Organization SA 5.01%, 12/27/2017 (F)	EUR 100,000	115,466
SMBC Aviation Capital Finance DAC 3.00%, 07/15/2022 (B)	$ 1,600,000	1,596,307

		1,711,773

Software - 0.1%
Oracle Corp. 2.40%, 09/15/2023	800,000	795,178

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp.
4.42%, 06/15/2021 (B)	$ 800,000	$ 841,205
5.45%, 06/15/2023 (B)	1,200,000	1,314,890

		2,156,095

Tobacco - 0.2%
BAT Capital Corp. 2.76%, 08/15/2022 (B)	1,000,000	1,000,949

Trading Companies & Distributors - 0.7%
International Lease Finance Corp. 7.13%, 09/01/2018 (B)	4,200,000	4,375,396

Total Corporate Debt Securities (Cost $211,514,909)		217,248,275

FOREIGN GOVERNMENT OBLIGATIONS - 6.0%
Brazil - 4.8%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2018 - 07/01/2018	BRL 91,500,000	27,175,703
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023	9,700,000	3,018,888

		30,194,591

Germany - 0.5%
Bundesobligation Zero Coupon, 04/17/2020 (F)	EUR 300,000	355,518
Bundesrepublik Deutschland
2.50%, 07/04/2044 (F)	600,000	917,512
3.25%, 07/04/2042 (F)	1,000,000	1,714,006

		2,987,036

Japan - 0.5%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 1,700,000	1,715,876
Japan Finance Organization for Municipalities 2.63%, 04/20/2022 (B)	1,400,000	1,404,277

		3,120,153

Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (B)	1,400,000	1,412,250

Total Foreign Government Obligations (Cost $39,036,259)		37,714,030

MORTGAGE-BACKED SECURITIES - 8.7%
Alternative Loan Trust
Series 2005-81, Class A1,
1-Month LIBOR + 0.28%, 1.52% (A), 02/25/2037	322,073	293,562
Series 2005-82, Class A1,
1-Month LIBOR + 0.27%, 1.51% (A), 02/25/2036	1,276,429	1,118,987
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.27%, 1.51% (A), 08/25/2035	1,138,262	804,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2006-30T1, Class 1A3,
6.25%, 11/25/2036	$ 158,948	$ 142,311
Series 2006-J8, Class A2,
6.00%, 02/25/2037	177,454	122,783
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 1.43% (A), 09/20/2046	967,375	796,967
Series 2006-OA17, Class 1A1A,
1-Month LIBOR + 0.20%, 1.43% (A), 12/20/2046	1,266,232	1,076,100
Series 2006-OC7, Class 2A2A,
1-Month LIBOR + 0.17%, 1.41% (A), 07/25/2046	1,246,158	1,198,934
Series 2006-OC8, Class 2A2B,
1-Month LIBOR + 0.17%, 1.41% (A), 11/25/2036	854,905	807,355
Series 2007-2CB, Class 1A13,
1-Month LIBOR + 1.00%, 5.75% (A), 03/25/2037	248,415	210,496
Series 2007-HY4, Class 1A1,
3.44% (A), 06/25/2037	429,557	372,770
Series 2007-J1, Class 2A8,
6.00%, 03/25/2037	1,667,352	1,147,111
Series 2007-OA6, Class A1B,
1-Month LIBOR + 0.20%, 1.44% (A), 06/25/2037	1,552,258	1,472,956
American Home Mortgage Assets Trust Series 2006-4, Class 1A12, 1-Month LIBOR + 0.21%, 1.45% (A), 10/25/2046	1,130,544	831,125
BAMLL Commercial Mortgage Securities Trust
Series 2016-ASHF, Class A,
1-Month LIBOR + 1.90%, 3.14% (A), 12/15/2033 (B)	1,400,000	1,407,880
Banc of America Funding Trust
Series 2005-D, Class A1,
3.35% (A), 05/25/2035	214,021	223,026
Series 2006-J, Class 4A1,
3.64% (A), 01/20/2047	36,397	34,367
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	2,988,361	3,058,598
BCAP LLC Trust Series 2011-RR8, Class 2A1, 3.50% (A), 08/26/2037 (B)	687,645	687,961
Bear Stearns Alt-A Trust
Series 2006-6, Class 31A1,
3.85% (A), 11/25/2036	1,156,131	1,070,817
Series 2006-6, Class 32A1,
3.48% (A), 11/25/2036	229,290	195,649
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
3.36% (A), 08/25/2033	199,457	199,148
Series 2003-8, Class 2A1,
3.57%(A), 01/25/2034	5,755	5,863
Series 2003-8, Class 4A1,
3.69% (A), 01/25/2034	62,851	63,284

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust (continued)
Series 2005-2, Class A2,
12-Month LIBOR + 1.95%, 3.64% (A), 03/25/2035	$ 122,823	$ 124,006
Series 2005-5, Class A2,
1-Year CMT + 2.15%, 2.82% (A), 08/25/2035	64,418	64,153
Series 2006-4, Class 1A1,
3.68% (A), 10/25/2036	76,524	73,318
Bear Stearns Structured Products, Inc. Trust Series 2007-R6, Class 1A1, 3.37% (A), 01/26/2036	148,378	131,034
Berica 8 Residential MBS Srl Series 2008, Class A, 3-Month Euribor + 0.20%, 0.00% (A), 03/31/2048 (F)	EUR 1,953,772	2,272,129
Berica ABS Srl Series 2011-1, Class A1, 3-Month Euribor + 0.30%, 0.00% (A), 12/31/2055 (F)	876,329	1,020,181
CGMS Commercial Mortgage Trust Series 2017-MDRA, Class A, 3.66%, 07/10/2030 (B)	$ 1,900,000	1,940,536
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3A, Class A1, 1-Month LIBOR + 0.25%, 1.49% (A), 08/25/2035 (B)	81,306	79,635
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
3.49% (A), 10/19/2032	6,412	6,122
Series 2004-12, Class 12A1,
3.50% (A), 08/25/2034	93,422	91,275
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class A, 1-Month LIBOR + 1.28%, 2.52% (A), 07/15/2027 (B)	1,800,000	1,799,994
Citigroup Mortgage Loan Trust Series 2005-6, Class A2, 1-Year CMT + 2.15%, 3.18% (A), 09/25/2035	70,915	71,540
CitiMortgage Alternative Loan Trust Series 2006-A7, Class 1A9, 1-Month LIBOR + 0.65%, 1.89% (A), 12/25/2036	1,556,246	1,268,475
COMM Mortgage Trust Series 2015-CR26, Class ASB, 3.37%, 10/10/2048	1,400,000	1,450,710
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A,
1.83% (A), 03/25/2032 (B)	247	232
Series 2003-AR15, Class 2A1,
3.00% (A), 06/25/2033	304,745	301,014
Series 2003-AR28, Class 2A1,
3.24% (A), 12/25/2033	2,143,601	2,119,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-6, Class 2A3, 5.50%, 12/25/2035	$ 316,757	$ 282,841
First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, Class 1A8, 6.25%, 08/25/2037	163,113	127,725
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 3.29% (A), 08/25/2035	19,143	16,566
Fort Cre LLC Series 2016-1A, Class A1, 1-Month LIBOR + 1.50%, 2.74% (A), 05/21/2036 (B) (I)	734,430	734,930
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	1,400,000	1,426,048
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 3.28% (A), 09/25/2035	34,809	35,480
HarborView Mortgage Loan Trust
Series 2005-14, Class 4A1A,
3.47% (A), 12/19/2035	230,731	196,639
Series 2006-12, Class 2A2A,
1-Month LIBOR + 0.19%, 1.43% (A), 01/19/2038	545,721	512,859
Series 2006-6, Class 5A1A,
3.65% (A), 08/19/2036	124,652	114,616
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	1,700,000	1,691,552
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2005-AR11, Class A3, 3.29% (A), 08/25/2035	1,150,657	1,040,023
JPMCC Re-REMIC Trust Series 2016-FLRR, Class AFL, 1-Month LIBOR + 1.45%, 2.69% (A), 01/15/2033 (B)	874,738	874,912
Lehman XS Trust Series Series 2007-4N, Class 3A2A, 12-MTA + 0.75%, 1.69% (A), 03/25/2047	1,379,400	1,333,812
Ludgate Funding PLC Series 2007-1, Class A2A, 3-Month GBP LIBOR + 0.16%, 0.50% (A), 01/01/2061 (F)	GBP 1,713,671	2,156,869
Luminent Mortgage Trust Series 2006-6, Class A1, 1-Month LIBOR + 0.20%, 1.44% (A), 10/25/2046	$291,284	280,903
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 1.64% (A), 03/25/2036	96,240	19,541
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 3A,
1-Month LIBOR + 1.00%, 2.24% (A), 10/25/2035	12,448	11,856

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2005-3, Class 4A,
1-Month LIBOR + 0.25%, 1.49% (A), 11/25/2035	$ 5,712	$ 5,456
Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.40% (A), 07/13/2029 (B)	1,400,000	1,439,777
RALI Trust Series 2008-QR1, Class 1A1, 1-Month LIBOR + 1.40%, 2.64% (A), 08/25/2036	642,698	579,999
RBSSP Resecuritization Trust Series 2009-6, Class 2A1, 1-Month LIBOR + 0.15%, 3.37% (A), 01/26/2036 (B)	1,034,333	1,046,714
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	149,993	148,524
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 1.58% (A), 06/25/2035 (B)	429,021	395,685
RFMSI Trust Series 2003-S9, Class A1, 6.50%, 03/25/2032	862	886
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 1.46% (A), 06/12/2044 (F)	2,180,079	2,094,406
Sequoia Mortgage Trust
Series 2004-11, Class A2,
6-Month LIBOR + 0.64%, 2.04% (A), 12/20/2034	954,152	920,915
Series 2007-1, Class 1A1,
3.17% (A), 01/20/2047	269,442	220,064
Series 2007-3, Class 2AA1,
3.53% (A), 07/20/2037	1,470,895	1,418,067
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 2.00% (A), 10/20/2027	8,696	8,295
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
3.46% (A), 09/25/2034	261,380	260,802
Series 2004-19, Class 2A1,
12-MTA + 1.40%, 2.34% (A), 01/25/2035	99,554	93,051
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 1.49% (A), 07/19/2035	20,962	19,961
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 1.49% (A), 07/19/2035	19,604	19,156
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 1.49% (A), 07/19/2035	44,518	43,260
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 1.52% (A), 02/25/2036	290,080	274,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust (continued)
Series 2006-AR3, Class 12A1,
1-Month LIBOR + 0.22%, 1.46% (A), 05/25/2036	$ 366,354	$ 331,795
Series 2006-AR6, Class 2A1,
1-Month LIBOR + 0.19%, 1.43% (A), 07/25/2046	1,302,920	1,184,415
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 1.90% (A), 09/19/2032	5,783	5,642
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-22A, Class 2A1, 3.26% (A), 06/25/2033	266,819	263,333
WaMu Mortgage Pass-Through Certificates Trust
Series 2002-AR9, Class 1A,
12-MTA + 1.40%, 2.34% (A), 08/25/2042	4,261	4,112
Series 2003-AR9, Class 2A,
3.36% (A), 09/25/2033	403,782	407,986
Series 2006-AR19, Class 1A,
12-MTA + 0.74%, 1.68% (A), 01/25/2047	503,137	428,820
Series 2006-AR19, Class 1A1A,
12-MTA + 0.73%, 1.67% (A), 01/25/2047	453,211	438,782
Series 2006-AR9, Class 2A,
1-COFI + 1.50%, 2.23% (A), 08/25/2046	297,404	290,028
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
3.15% (A), 01/25/2035	52,249	53,191
Series 2005-AR2, Class 1A1,
3.22% (A), 03/25/2035	970,656	979,107
Series 2006-AR8, Class 2A4,
3.57% (A), 04/25/2036	104,369	105,400

Total Mortgage-Backed Securities (Cost $52,830,076)		54,496,041

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.3%
Illinois - 0.9%
City of Chicago, General Obligation Unlimited, Series B, 7.75%, 01/01/2042	1,000,000	1,091,950
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	1,845,000	1,860,203
6.63%, 02/01/2035	1,500,000	1,684,605
7.35%, 07/01/2035	1,015,000	1,186,403

		5,823,161

New York - 0.0% (J)
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 4.73%, 11/01/2023	100,000	111,688

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina - 0.2%
South Carolina Student Loan Corp., Revenue Bonds, Series A-3, 3-Month LIBOR + 0.14%, 1.46% (A), 12/01/2023	$ 1,340,296	$ 1,339,827

West Virginia - 0.2%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	975,000	943,040

Total Municipal Government Obligations (Cost $7,666,262)		8,217,716

U.S. GOVERNMENT AGENCY OBLIGATIONS - 47.4%
Federal Home Loan Mortgage Corp.
1-Year CMT + 2.22%, 2.77% (A), 11/01/2033	39,631	41,845
1-Year CMT + 2.26%, 3.00% (A), 01/01/2036	1,343,447	1,419,347
1-Year CMT + 2.23%, 3.07% (A), 03/01/2034	50,435	53,147
12-Month LIBOR + 1.35%, 3.10% (A), 09/01/2035	16,883	17,476
3.50%, TBA (K)	7,000,000	7,183,066
12-Month LIBOR + 1.87%, 3.62% (A), 09/01/2035	197,985	209,451
4.00%, TBA (K)	4,000,000	4,190,780
4.50%, 08/01/2025 - 05/01/2037	35,801	38,323
4.50%, TBA (K)	3,000,000	3,201,093
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 1.64% (A), 06/15/2041	1,431,552	1,436,042
6.50%, 04/15/2029	1,394	1,552
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 2.09% (A), 10/25/2044	192,401	195,445
12-MTA + 1.40%, 2.29% (A), 07/25/2044	189,038	191,665
6.50%, 07/25/2043	10,324	11,998
Federal National Mortgage Association
1-Month LIBOR + 0.35%, 1.59% (A), 09/25/2042	171,943	170,968
12-MTA + 1.20%, 2.09% (A), 03/01/2044 - 10/01/2044	625,723	636,456
1-Year CMT + 2.27%, 2.81% (A), 11/01/2033	47,329	50,051
1-Year CMT + 2.22%, 2.95% (A), 01/01/2028	14,116	14,845
3.00%, TBA (K)	74,000,000	73,927,131
12-Month LIBOR + 1.37%, 3.14% (A), 07/01/2035	107,921	112,210
1-Year CMT + 2.04%, 3.17% (A), 09/01/2035	185,221	193,948
1-Year CMT + 2.19%, 3.31% (A), 01/01/2026	1,825	1,831
12-Month LIBOR + 1.69%, 3.33% (A), 03/01/2034	105,989	111,668

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.50%, 02/01/2027	$ 166,538	$ 173,403
3.50%, TBA (K)	93,800,000	96,275,770
4.00%, TBA (K)	52,000,000	54,571,779
4.50%, 11/01/2018 - 12/01/2024	195,810	201,129
4.50%, TBA (K)	19,000,000	20,309,005
5.00%, 08/01/2020 - 10/01/2029	254,411	274,032
5.00%, TBA (K)	9,000,000	9,699,052
6.00%, 07/01/2035 - 06/01/2040	1,287,903	1,457,567
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.10%, 1.34% (A), 01/25/2021	162	162
1-Month LIBOR + 0.45%, 1.69% (A), 09/25/2046	1,121,396	1,123,950
6.30%, 10/17/2038	92,529	93,830
Federal National Mortgage Association REMIC, Interest Only STRIPS (1.00) * 1-Month LIBOR + 7.10%, 5.86% (A), 07/25/2034	449,485	75,623
Government National Mortgage Association
1-Month LIBOR + 0.60%, 1.83% (A), 08/20/2065 - 10/20/2065	3,800,511	3,796,479
1-Month LIBOR + 0.95%, 2.18% (A), 12/20/2066	1,278,222	1,297,009
1-Month LIBOR + 1.00%, 2.23% (A), 12/20/2065	5,430,433	5,519,655
1-Year CMT + 1.50%, 2.63% (A), 05/20/2024	16,628	17,071
3.00%, TBA (K)	1,000,000	1,011,777
3.50%, TBA (K)	1,000,000	1,035,781
4.00%, TBA (K)	5,000,000	5,248,296
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.56%, 5.32% (A), 04/16/2033 - 10/16/2033	469,146	79,052
(1.00) * 1-Month LIBOR + 6.60%, 5.36% (A), 08/16/2033 - 09/20/2034	1,295,994	245,251

Total U.S. Government Agency Obligations (Cost $295,629,213)		295,916,011

U.S. GOVERNMENT OBLIGATIONS - 31.0%
U.S. Treasury - 31.0%
U.S. Treasury Bond
2.25%, 08/15/2046 (L)	2,500,000	2,191,894
2.50%, 02/15/2046 (L) (M)	600,000	556,383
2.75%, 08/15/2042 - 11/15/2042 (L)	10,000,000	9,848,828
2.75%, 08/15/2047	300,000	292,477
2.88%, 05/15/2043	3,600,000	3,619,266
2.88%, 08/15/2045 (L)	9,800,000	9,814,930
3.00%, 05/15/2042 (L)	5,200,000	5,365,344
3.13%, 02/15/2043	1,000,000	1,052,070
3.13%, 08/15/2044 (L)	9,700,000	10,202,809
4.25%, 05/15/2039 (M)	900,000	1,122,750
4.38%, 11/15/2039 (L)	4,900,000	6,217,066

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
4.38%, 05/15/2040 (M)	$ 1,400,000	$ 1,778,984
4.63%, 02/15/2040 (M)	700,000	918,312
U.S. Treasury Note
1.88%, 07/31/2022 (M) (N)	900,000	894,797
1.88%, 08/31/2022 (O)	4,000,000	3,975,156
2.00%, 12/31/2021 (L) (M) (N) (O)	86,900,000	87,168,168
2.00%, 10/31/2022	400,000	399,766
2.13%, 09/30/2024 (L)	14,800,000	14,706,344
2.25%, 08/15/2027 (L)	22,500,000	22,252,148
2.38%, 05/15/2027 (L)	11,400,000	11,405,344

Total U.S. Government Obligations (Cost $194,523,382)		193,782,836

	Shares	Value
COMMON STOCK - 0.0% (J)
Household Durables - 0.0% (J)
Urbi Desarrollos Urbanos SAB de CV (H)	7,629	2,829

Total Common Stock (Cost $417,591)		2,829

	Principal	Value
COMMERCIAL PAPER - 1.6%
Auto Components - 0.5%
Toyota Industries Corp. 1.56% (D), 02/22/2018	$ 3,000,000	2,985,687

Banks - 0.8%
Standard Chartered Bank
1.45% (D), 02/05/2018	3,600,000	3,586,368
1.64% (D), 02/05/2018	1,600,000	1,593,173

		5,179,541

Oil, Gas & Consumable Fuels - 0.3%
Energy Transfer Partners, LP 2.23% (D), 11/01/2017	2,000,000	2,000,000

Total Commercial Paper (Cost $10,165,228)		10,165,228

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 10.3%
Argentina - 0.6%
Argentina Treasury Bill
3.25% (D), 12/15/2017	1,100,000	1,096,112
3.35% (D), 04/27/2018	2,300,000	2,264,228

		3,360,340

Japan - 9.7%
Japan Treasury Discount Bill 0.00% (D) (P), 11/20/2017 - 01/10/2018	JPY 6,900,000,000	60,691,775

Total Short-Term Foreign Government Obligations (Cost $65,595,898)		64,052,115

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
1.03% (D), 01/04/2018 (Q)	$ 445,000	$ 444,195
1.04% (D), 01/04/2018 (Q)	688,000	686,695

Total Short-Term U.S. Government Obligations (Cost $1,130,942)		1,130,890

Total Investments Excluding Purchased Options/Swaptions (Cost $965,264,973)		976,159,119
Total Purchased Options/Swaptions - 0.0% (J) (Cost $415,900)		114,991

Total Investments (Cost $965,680,872)		976,274,110
Net Other Assets (Liabilities) - (56.2)%		(351,207,433)

Net Assets - 100.0%		$ 625,066,677

REVERSE REPURCHASE AGREEMENTS - (11.6)%
Credit Agricole Corporate and Investment Bank, 1.18% (D), dated 10/18/2017, to be repurchased at $(2,829,298) on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and cash with a total value of $(2,822,915).	(2,828,000)	(2,828,000)
Credit Agricole Corporate and Investment Bank, 1.18% (D), dated 10/10/2017, to be repurchased at $(20,624,936) on 11/10/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and cash with a total value of $(20,566,949).	(20,604,000)	(20,604,000)
Credit Agricole Corporate and Investment Bank, 1.23% (D), dated 10/31/2017, to be repurchased at $(13,938,476) on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and cash with a total value of $(13,912,936).	(13,938,000)	(13,938,000)
Societe Generale SA, 0.93% (D), dated 11/01/2017, to be repurchased at $(6,957,508) on 11/08/2017. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(6,940,539).	(6,956,250)	(6,956,250)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Societe Generale SA, 1.08% (D), dated 10/24/2017, to be repurchased at $(6,957,920) on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(6,940,539).

	$ (6,956,250)	$ (6,956,250)
Societe Generale SA, 1.14% (D), dated 10/30/2017, to be repurchased at $(3,732,611) on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(3,730,285).	(3,732,375)	(3,732,375)
Societe Generale SA, 1.14% (D), dated 10/13/2017, to be repurchased at $(1,823,712) on 11/03/2017. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(1,814,733).	(1,822,500)	(1,822,500)
Societe Generale SA, 1.15% (D), dated 10/17/2017, to be repurchased at $(2,749,093) on 11/07/2017. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(2,722,100).	(2,747,250)	(2,747,250)
Societe Generale SA, 1.18% (D), dated 11/01/2017, to be repurchased at $(3,743,342) on 11/15/2017. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(3,730,285).	(3,741,625)	(3,741,625)
Societe Generale SA, 1.19% (D), dated 10/20/2017, to be repurchased at $(7,376,412) on 11/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $(7,372,578).	(7,373,000)	(7,373,000)
Standard Chartered Bank, 1.24% (D), dated 10/23/2017, to be repurchased at $(1,514,689) on 11/22/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 12/31/2021, and with a value of $(1,514,913).	(1,513,125)	(1,513,125)

Total Reverse Repurchase Agreements (Cost $72,212,375)		$ (72,212,375)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - 90-Day Eurodollar Futures	USD	98.25	03/19/2018	USD	75,729,500	308	$ 27,118	$ 17,325
Put - 5-Year U.S. Treasury Note Futures	USD	111.75	11/24/2017	USD	17,812,880	152	1,298	152
Put - 5-Year U.S. Treasury Note Futures	USD	112.25	11/24/2017	USD	19,453,540	166	1,418	166
Put - 10-Year U.S. Treasury Note Futures	USD	113.50	11/24/2017	USD	9,495,440	76	649	76
Put - 10-Year U.S. Treasury Note Futures	USD	114.00	11/24/2017	USD	80,586,300	645	5,508	645
Put - 10-Year U.S. Treasury Note Futures	USD	114.50	11/24/2017	USD	38,481,520	308	2,630	308
Put - 10-Year U.S. Treasury Note Futures	USD	115.00	11/24/2017	USD	9,245,560	74	632	74
Put - 10-Year U.S. Treasury Note Futures	USD	115.50	11/24/2017	USD	4,747,720	38	325	38
Put - 10-Year U.S. Treasury Note Futures	USD	116.00	11/24/2017	USD	5,997,120	48	410	48
Put - U.S. Treasury Note Futures	USD	122.00	11/24/2017	USD	2,744,460	18	154	18

Total							$ 40,142	$ 18,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - Federal National Mortgage Association, 3.50%, TBA (R)	JPM	USD	72.00	12/06/2017	USD	45,663,602	44,500,000	$ 1,738	$ 0

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR	MSCS	3-Month USD-LIBOR	Pay	2.91%	08/20/2018	USD	2,900,000	$ 286,000	$ 74,880
Put - Receives Floating Rate Index 3-Month USD-LIBOR	GSB	3-Month USD-LIBOR	Pay	2.94	08/20/2018	USD	900,000	88,020	21,261

Total								$ 374,020	$ 96,141

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - 90-Day Eurodollar Futures	USD	98.75	03/19/2018	USD	75,729,500	308	$ (32,632)	$ (1,925)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - USD vs. BRL	DUB	USD	3.35	11/30/2017	USD	1,400,000	$ (9,660)	$ (9,660)
Call - USD vs. BRL	GSB	USD	3.40	12/27/2017	USD	2,800,000	(26,320)	(25,119)
Call - USD vs. BRL	GSB	USD	3.40	01/03/2018	USD	2,300,000	(22,080)	(23,561)
Call - USD vs. BRL	GSB	USD	3.41	12/28/2017	USD	2,800,000	(22,400)	(24,959)
Call - USD vs. BRL	DUB	USD	4.25	11/17/2017	USD	1,000,000	(29,200)	(1)
Call - USD vs. MXN	MSCS	USD	18.70	12/22/2017	USD	3,000,000	(40,107)	(112,287)

Total							$ (149,767)	$ (195,587)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	2.80%	08/20/2018	USD	13,000,000	$(290,081)	$(36,666)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	4,100,000	(91,318)	(11,564)

Total								$(381,399)	$(48,230)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (T)	Notional Amount (U)		Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Motors Co., 3.50%, 10/02/2018	5.00%	Quarterly	06/20/2022	1.20	USD	1,500,000	$295,202	$221,274	$73,928
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	06/20/2021	0.53	USD	1,000,000	21,061	12,566	8,495
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	12/20/2021	0.60	USD	1,400,000	30,105	16,510	13,595
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	12/20/2021	0.41	USD	1,500,000	40,177	(10,683)	50,860
Royal Bank of Scotland Group PLC, 4.25%, 05/11/2016	1.00	Quarterly	12/20/2017	0.13	EUR	1,000,000	2,752	848	1,904
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	1.28	EUR	1,200,000	7,355	(51,704)	59,059
Volkswagen International Finance NV, 5.38%, 05/22/2018	1.00	Quarterly	12/20/2017	0.13	EUR	1,500,000	4,217	890	3,327

Total							$400,869	$189,701	$211,168

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (U)		Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 28	1.00%	Quarterly	06/20/2022	USD	12,400,000	$287,813	$225,941	$61,872
North America Investment Grade Index - Series 29	1.00	Quarterly	12/20/2022	USD	400,000	9,719	8,828	891

Total						$297,532	$234,769	$62,763

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	Semi-Annually	12/16/2046	CAD	400,000	$53,750	$(5,124)	$58,874
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/ Quarterly	12/16/2019	USD	9,000,000	(83,604)	(103,530)	19,926
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/ Quarterly	12/16/2019	USD	4,400,000	(41,285)	(9,609)	(31,676)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	26,700,000	(247,986)	(660,973)	412,987
6-Month EUR-EURIBOR	Receive	1.50	Semi-Annually/ Annually	03/21/2048	EUR	1,500,000	(28,871)	(52,151)	23,280
6-Month GBP-LIBOR	Pay	1.00	Semi-Annually	03/21/2023	GBP	8,500,000	94,681	(75,175)	169,856
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/21/2028	GBP	12,900,000	(116,562)	(357,154)	240,592
6-Month GBP-LIBOR	Pay	1.75	Semi-Annually	03/21/2048	GBP	1,000,000	(47,173)	(53,356)	6,183
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	3,050,000,000	(166,658)	(158,299)	(8,359)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	840,000,000	(12,804)	(33,310)	20,506
BRL-CDI	Receive	8.18	Maturity	01/02/2020	BRL	32,800,000	(25,360)	3,650	(29,010)
BRL-CDI	Receive	8.22	Maturity	01/02/2020	BRL	103,100,000	(57,376)	(31,595)	(25,781)
BRL-CDI	Receive	9.65	Maturity	01/02/2025	BRL	11,100,000	(29,580)	(1,570)	(28,010)

Total							$(708,828)	$(1,538,196)	$829,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (T)	Notional Amount (U)		Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV, 8.38%, 12/10/2018	GSI	1.00%	Quarterly	12/20/2019	0.98	USD	400,000	$ 1,994	$ (17,755)	$ 19,749

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation		Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (U)		Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA9		MLI	0.50%	Monthly	09/17/2058	USD	3,600,000	$ 4,283	$ (141,608)	$ 145,891

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(537)	12/18/2017	$(132,286,911)	$(132,222,825)	$64,086	$—
90-Day Eurodollar	Short	(78)	03/19/2018	(19,211,528)	(19,178,250)	33,278	—
90-Day Eurodollar	Short	(255)	06/18/2018	(62,742,779)	(62,624,813)	117,966	—
90-Day Eurodollar	Short	(176)	12/17/2018	(43,222,505)	(43,153,000)	69,505	—
90-Day Eurodollar	Short	(166)	03/18/2019	(40,693,575)	(40,678,300)	15,275	—
90-Day Eurodollar	Short	(153)	06/17/2019	(37,483,213)	(37,471,612)	11,601	—
90-Day Eurodollar	Short	(85)	09/16/2019	(20,819,632)	(20,808,000)	11,632	—
90-Day Eurodollar	Short	(116)	12/16/2019	(28,407,720)	(28,380,850)	26,870	—
5-Year U.S. Treasury Note	Long	382	12/29/2017	45,181,504	44,765,625	—	(415,879)
10-Year Canada Government Bond	Short	(43)	12/18/2017	(4,593,943)	(4,580,645)	13,298	—
10-Year U.S. Treasury Note	Long	1,020	12/19/2017	128,833,772	127,436,250	—	(1,397,522)
Euro OAT	Short	(316)	12/07/2017	(57,470,438)	(57,959,836)	—	(489,398)
Euro-BTP Italy Government Bond	Short	(59)	12/07/2017	(9,445,087)	(9,593,479)	—	(148,392)
German Euro Bund	Long	222	12/07/2017	41,776,715	42,086,595	309,880	—
German Euro Schatz	Short	(149)	12/07/2017	(19,468,786)	(19,485,003)	—	(16,217)
OTC Put Options Exercise Price EUR 145.00 on German Euro Bund Futures, MSCS	Long	206	11/24/2017	2,604	2,400	—	(204)
U.K. Gilt	Short	(104)	12/27/2017	(17,536,929)	(17,173,405)	363,524	—
U.S. Treasury Bond	Long	98	12/19/2017	15,751,880	15,594,500	—	(157,380)

Total						$1,036,915	$(2,624,992)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	11/02/2017	USD	7,557,339	GBP	5,743,000	$—	$(70,653)
BNP	11/02/2017	EUR	12,334,000	USD	14,350,609	18,124	—
BNP	11/06/2017	USD	668,368	ZAR	9,448,556	813	—
BNP	11/15/2017	USD	2,880,187	GBP	2,227,000	—	(78,879)
BNP	11/20/2017	USD	640,501	JPY	70,000,000	24,341	—
BNP	12/04/2017	USD	14,374,623	EUR	12,334,000	—	(20,227)
BNP	12/04/2017	GBP	5,743,000	USD	7,563,864	71,503	—
BNP	12/06/2017	ZAR	9,448,556	USD	664,933	—	(1,001)
BNP	01/10/2018	USD	12,233,508	JPY	1,370,000,000	139,204	—
BNP	04/03/2018	USD	476,761	BRL	1,800,000	—	(63,215)
BNP	04/03/2018	USD	9,466,789	DKK	63,801,000	—	(618,574)
BOA	11/02/2017	USD	5,410,894	CAD	6,944,000	28,270	—
BOA	11/02/2017	USD	15,016,972	EUR	12,789,000	118,177	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	11/02/2017	EUR	8,023,000	USD	9,332,546	$14,004	$—
BOA	11/06/2017	ZAR	9,448,556	USD	687,361	—	(19,805)
BOA	11/15/2017	USD	14,419,955	SEK	117,010,000	431,432	—
BOA	11/15/2017	JPY	2,842,700,000	USD	25,286,232	—	(269,586)
BOA	11/15/2017	SEK	77,380,000	USD	9,445,270	—	(194,507)
BOA	12/04/2017	CAD	6,944,000	USD	5,412,315	—	(28,156)
BOA	01/02/2018	USD	5,705,658	DKK	38,992,000	—	(422,350)
BOA	04/03/2018	USD	3,873,630	DKK	26,408,000	—	(300,823)
BOA	07/02/2018	USD	3,404,887	DKK	22,145,000	—	(117,462)
BOA	07/03/2018	USD	2,860,513	BRL	9,700,000	—	(16,660)
BOA	07/03/2018	USD	3,018,757	DKK	20,260,000	—	(203,991)
BOA	10/01/2018	USD	431,202	DKK	2,655,000	6,218	—
CITI	11/02/2017	USD	9,330,749	EUR	8,023,000	—	(15,801)
CITI	11/02/2017	EUR	614,000	USD	722,230	—	(6,939)
CITI	11/03/2017	USD	1,003,681	BRL	3,288,964	—	(1,192)
CITI	11/03/2017	BRL	3,288,964	USD	1,034,753	—	(29,880)
CITI	11/15/2017	USD	3,019,400	GBP	2,308,000	—	(47,292)
CITI	11/20/2017	USD	2,924,778	JPY	320,000,000	108,050	—
CITI	11/27/2017	USD	9,568,828	JPY	1,040,000,000	411,602	—
CITI	12/04/2017	USD	1,030,781	BRL	3,288,964	29,936	—
CITI	12/04/2017	USD	348,263	EUR	299,000	—	(696)
CITI	12/04/2017	SGD	9,695,000	USD	7,152,988	558	(39,151)
CITI	12/04/2017	EUR	8,023,000	USD	9,346,314	17,225	—
CITI	12/04/2017	INR	13,418,255	USD	203,615	2,607	—
CITI	12/15/2017	MXN	12,046,000	USD	621,634	1,680	—
CITI	01/02/2018	USD	3,223,307	DKK	21,796,000	—	(202,167)
CITI	07/02/2018	USD	3,298,238	DKK	21,427,000	—	(109,907)
DUB	11/03/2017	USD	1,214,691	BRL	3,980,420	—	(1,442)
DUB	11/03/2017	BRL	3,980,420	USD	1,218,000	—	(1,867)
DUB	01/03/2018	USD	26,472	BRL	100,000	—	(3,857)
GSB	11/03/2017	USD	1,206,800	BRL	3,942,617	2,217	—
GSB	11/03/2017	BRL	3,942,617	USD	1,203,155	1,428	—
GSB	11/15/2017	USD	2,606,360	GBP	2,000,000	—	(51,086)
GSB	11/15/2017	JPY	341,900,000	USD	3,129,222	—	(120,395)
GSB	11/27/2017	USD	11,393,791	JPY	1,240,000,000	475,560	—
GSB	12/04/2017	KRW	4,445,316,000	USD	3,880,000	88,442	—
GSB	12/18/2017	TWD	85,956,500	USD	2,870,000	—	(13,106)
GSB	04/03/2018	USD	3,183,138	DKK	21,530,000	—	(220,224)
HSBC	11/15/2017	USD	535,679	JPY	60,300,000	5,020	—
HSBC	12/04/2017	SGD	1,546,000	USD	1,132,197	2,291	—
HSBC	12/15/2017	MXN	223,597,000	USD	11,596,753	—	(26,853)
HSBC	01/03/2018	USD	5,246,355	BRL	17,600,000	—	(91,443)
HSBC	04/03/2018	USD	2,677,045	BRL	9,100,000	—	(52,833)
JPM	11/01/2017	CAD	642,045	USD	500,000	—	(2,325)
JPM	11/02/2017	USD	140,277	NZD	195,000	6,844	—
JPM	11/02/2017	CAD	6,944,000	USD	5,401,992	—	(19,369)
JPM	11/15/2017	USD	5,085,527	GBP	3,919,000	—	(121,739)
JPM	11/15/2017	USD	43,443,641	JPY	4,790,200,000	1,288,390	—
JPM	11/15/2017	JPY	1,956,300,000	USD	17,458,564	20,703	(263,217)
JPM	11/15/2017	SEK	39,100,000	USD	4,741,638	—	(67,241)
JPM	11/20/2017	USD	2,926,116	JPY	320,000,000	109,388	—
JPM	12/04/2017	USD	19,391,266	TWD	577,859,728	200,409	—
JPM	01/02/2018	DKK	156,000	USD	23,792	725	—
JPM	01/10/2018	USD	7,495,315	JPY	840,000,000	79,830	—
JPM	04/03/2018	USD	15,412,497	BRL	48,900,000	743,152	—
JPM	07/03/2018	USD	1,635,753	BRL	5,600,000	—	(25,296)
JPM	07/03/2018	BRL	4,000,000	USD	1,217,656	—	(31,193)
MSCS	11/03/2017	USD	1,045,992	BRL	3,288,964	41,119	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
MSCS	11/03/2017	BRL	3,288,964	USD	1,003,681	$1,192	$—
MSCS	11/20/2017	USD	3,018,111	JPY	330,000,000	113,361	—
MSCS	12/04/2017	USD	1,619,898	JPY	180,000,000	34,366	—
MSCS	12/11/2017	USD	1,710,753	JPY	190,000,000	36,369	—
MSCS	12/18/2017	USD	3,419,803	JPY	380,000,000	69,501	—
MSCS	07/03/2018	USD	3,999,698	BRL	13,600,000	—	(34,277)
RBS	12/18/2017	TWD	105,318,400	USD	3,520,000	—	(19,585)
SCB	11/02/2017	USD	187,623	EUR	159,000	2,393	—
SCB	11/02/2017	GBP	5,743,000	USD	7,696,659	—	(68,667)
SCB	12/04/2017	USD	11,370,689	SGD	15,532,361	—	(27,285)
SCB	04/03/2018	USD	8,393,603	DKK	56,290,000	—	(504,456)
SCB	10/01/2018	USD	1,599,285	DKK	9,838,000	24,522	—
UBS	11/27/2017	USD	809,436	JPY	90,000,000	16,984	—
UBS	12/04/2017	USD	20,151,690	KRW	22,893,125,552	—	(285,560)
UBS	12/18/2017	USD	4,775,261	JPY	530,000,000	102,470	—
UBS	01/02/2018	DKK	28,640,000	USD	4,572,145	—	(71,063)

Total						$4,890,420	$(5,003,293)

SECURITY VALUATION:

Valuation Inputs (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$89,533,148	$—	$89,533,148
Certificate of Deposit	—	3,900,000	—	3,900,000
Corporate Debt Securities	—	217,248,275	—	217,248,275
Foreign Government Obligations	—	37,714,030	—	37,714,030
Mortgage-Backed Securities	—	54,496,041	—	54,496,041
Municipal Government Obligations	—	8,217,716	—	8,217,716
U.S. Government Agency Obligations	—	295,916,011	—	295,916,011
U.S. Government Obligations	—	193,782,836	—	193,782,836
Common Stock	2,829	—	—	2,829
Commercial Paper	—	10,165,228	—	10,165,228
Short-Term Foreign Government Obligations	—	64,052,115	—	64,052,115
Short-Term U.S. Government Obligations	—	1,130,890	—	1,130,890
Exchange-Traded Options Purchased	18,850	—	—	18,850
Over-the-Counter Options Purchased	—	0	—	0
Over-the-Counter Interest Rate Swaptions Purchased	—	96,141	—	96,141

Total Investments	$21,679	$976,252,431	$—	$976,274,110

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$698,401	$—	$698,401
Centrally Cleared Interest Rate Swap Agreements	—	148,431	—	148,431
Over-the-Counter Credit Default Swap Agreements	—	6,277	—	6,277
Futures Contracts (X)	1,036,915	—	—	1,036,915
Forward Foreign Currency Contracts (X)	—	4,890,420	—	4,890,420

Total Other Financial Instruments	$1,036,915	$5,743,529	$—	$6,780,444

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION (continued):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(72,212,375)	$—	$(72,212,375)
Exchange-Traded Options Written	(1,925)	—	—	(1,925)
Over-the-Counter Foreign Exchange Options Written	—	(195,587)	—	(195,587)
Over-the-Counter Interest Rate Swaptions Written	—	(48,230)	—	(48,230)
Centrally Cleared Interest Rate Swap Agreements	—	(857,259)	—	(857,259)
Futures Contracts (X)	(2,624,992)	—	—	(2,624,992)
Forward Foreign Currency Contracts (X)	—	(5,003,293)	—	(5,003,293)

Total Other Financial Instruments	$(2,626,917)	$(78,316,744)	$—	$(80,943,661)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (I)	$—	$—	$—	$734,930

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the total value of 144A securities is $108,445,283, representing 17.3% of the Fund’s net assets.
(C)	Illiquid security. At October 31, 2017, the value of such securities amounted to $3,645,017 or 0.6% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2017.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the total value of Regulation S securities is $27,186,537, representing 4.3% of the Fund’s net assets.
(G)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2017, the value of this security is $817,635, representing 0.1% of the Fund net assets.
(H)	Non-income producing securities.
(I)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	Securities are subject to sale-buyback transactions.
(M)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $2,559,788.
(N)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $2,410,510.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $1,919,426.
(P)	Percentage rounds to less than 0.01% or (0.01)%.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of such securities is $412,250.
(R)	Security deemed worthless.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(S)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(U)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(V)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(W)	The Fund recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(X)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
MSCS	Morgan Stanley Capital Services Inc.
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank
UBS	UBS AG

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until October 31, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Core Bond	$1,000.00	$1,016.00	$2.44	$1,022.80	$2.45	0.48%
Transamerica Developing Markets Equity	1,000.00	1,142.60	6.97	1,018.70	6.56	1.29
Transamerica Global Real Estate Securities	1,000.00	1,031.80	8.40	1,016.90	8.34	1.64
Transamerica International Equity Opportunities	1,000.00	1,115.00	5.12	1,020.40	4.89	0.96
Transamerica International Small Cap	1,000.00	1,154.90	6.90	1,018.80	6.46	1.27
Transamerica Long/Short Strategy	1,000.00	1,047.90	20.34	1,005.30	19.91	3.94
Transamerica Mid Cap Value	1,000.00	1,050.60	4.65	1,020.70	4.58	0.90
Transamerica Total Return	1,000.00	1,025.50	3.83	1,021.40	3.82	0.75

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2017

	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Real Estate Securities	Transamerica International Equity Opportunities	Transamerica International Small Cap
Assets:
Investments, at value (A) (B)	$1,281,001,242	$1,181,553,087	$27,890,046	$1,371,262,652	$167,115,611
Repurchase agreements, at value (C)	41,111,170	38,704,447	—	14,562,524	4,130,102
Cash	2,319	19,941	16,891	—	—
Foreign currency, at value (D)	—	418,866	933	6	565,552
Receivables and other assets:
Shares of beneficial interest sold	—	—	115	—	—
Investments sold	862,994	14,055,251	175,367	—	267,887
Interest	5,824,647	129	—	49	14
Dividends	—	669,645	36,442	1,716,694	248,367
Tax reclaims	1,688	28,329	6,067	1,649,850	204,297
Net income from securities lending	3,215	29,151	139	35,299	17,895
Total assets	1,328,807,275	1,235,478,846	28,126,000	1,389,227,074	172,549,725
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	176,713	1,678,796	8,134	90,902	44,079
Investments purchased	633,157	1,179,796	108,735	54,036	515,090
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	230,000	—	—	—	—
Investment management fees	483,122	1,118,957	20,213	1,046,702	142,846
Transfer agent fees	8,618	7,892	183	8,963	1,006
Trustees, CCO and deferred compensation fees	1,091	924	38	984	283
Audit and tax fees	44,069	40,497	24,553	29,049	28,421
Custody fees	26,320	276,909	40,072	100,317	54,252
Legal fees	10,567	9,281	298	10,712	1,070
Printing and shareholder reports fees	14,663	4,617	830	8,553	6,555
Registration fees	12,220	6,983	507	8,043	4,890
Other	10,722	9,206	3,806	6,950	5,235
Collateral for securities on loan	17,326,823	32,016,035	585,906	19,447,583	18,461,378
Total liabilities	18,978,085	36,349,893	793,275	20,812,794	19,265,105
Net assets	$1,309,829,190	$1,199,128,953	$27,332,725	$1,368,414,280	$153,284,620

Net assets consist of:
Paid-in capital	$1,291,172,363	$1,024,506,900	$36,718,054	$1,172,862,001	$114,484,213
Undistributed (distributions in excess of) net investment income (loss)	279,664	4,976,567	194,416	17,130,762	(689,702)
Accumulated net realized gain (loss)	(2,688,778)	(48,822,947)	(13,214,294)	(4,398,521)	10,895,554
Net unrealized appreciation (depreciation) on:
Investments	21,065,941	218,470,773	3,634,998	182,807,540	28,592,026
Translation of assets and liabilities denominated in foreign currencies	—	(2,340)	(449)	12,498	2,529
Net assets	$1,309,829,190	$1,199,128,953	$27,332,725	$1,368,414,280	$153,284,620
Shares outstanding (unlimited shares, no par value)	131,440,593	98,481,048	1,943,223	151,658,783	22,337,599
Net asset value and offering price per share	$9.97	$12.18	$14.07	$9.02	$6.86
(A) Investments, at cost	$1,259,935,301	$963,082,314	$24,255,048	$1,188,455,112	$138,523,585
(B) Securities on loan, at value	$16,977,102	$30,358,107	$557,954	$18,503,694	$17,551,889
(C) Repurchase agreements, at cost	$41,111,170	$38,704,447	—	$14,562,524	$4,130,102
(D) Foreign currency, at cost	$—	$418,860	$937	$7	$559,979

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Assets:
Investments, at value (A) (B)	$17,075,326	$221,996,060	$976,274,110
Repurchase agreements, at value (C)	1,514,443	2,374,691	—
Cash	156	—	1,439,730
Cash collateral pledged at broker:
Centrally cleared swap agreements	—	—	2,485,000
Securities sold short	10,742,605	—	—
Foreign currency, at value (D)	—	—	984,161
Receivables and other assets:
Investments sold	443,097	73,635	12,284,538
Interest	5	8	4,256,880
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities sold	—	—	247,494,160
Dividends	11,616	42,949	—
Tax reclaims	—	—	670
Net income from securities lending	—	1,764	160
Variation margin receivable on centrally cleared swap agreements	—	—	29,279
Other	5,012	—	—
OTC swap agreements, at value	—	—	6,277
Unrealized appreciation on forward foreign currency contracts	—	—	4,890,420
Total assets	29,792,260	224,489,107	1,250,145,385

Liabilities:
Cash collateral received at broker:
TBA commitments	—	—	56,000
Reverse repurchase agreements	—	—	65,000
OTC derivatives (H)	—	—	1,890,000
Payables and other liabilities:
Shares of beneficial interest redeemed	—	116,307	211,660
Investments purchased	315,390	345,273	—
Sale-buyback financing transactions	—	—	20,010,442
When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased	—	—	524,812,395
Investment management fees	20,888	162,757	370,718
Transfer agent fees	116	1,431	4,138
Trustees, CCO and deferred compensation fees	47	213	630
Audit and tax fees	17,227	18,019	33,048
Custody fees	11,391	5,792	66,316
Legal fees	170	2,198	5,038
Printing and shareholder reports fees	483	3,193	6,632
Registration fees	375	1,898	9,367
Dividends, interest and fees for borrowings from securities sold short	15,401	—	—
Interest	—	—	23,868
Deferred income for sale-buyback financing transactions	—	—	4,118
Variation margin payable on futures contracts	—	—	40,968
Other	113	1,636	6,960
Securities sold short, at value (E)	11,679,943	—	—
Collateral for securities on loan	—	7,915,723	—
Reverse repurchase agreements, at value (F)	—	—	72,212,375
Written options and swaptions, at value (G)	—	—	245,742
Unrealized depreciation on forward foreign currency contracts	—	—	5,003,293
Total liabilities	12,061,544	8,574,440	625,078,708
Net assets	$17,730,716	$215,914,667	$625,066,677

Net assets consist of:
Paid-in capital	$14,589,450	$110,547,293	$623,513,539
Undistributed (distributions in excess of) net investment income (loss)	(235,411)	1,324,783	(264,993)
Accumulated net realized gain (loss)	1,051,950	15,769,968	(8,248,472)
Net unrealized appreciation (depreciation) on:
Investments	2,572,319	88,272,623	10,593,238
Securities sold short	(247,592)	—	—
Written options and swaptions	—	—	318,056
Swap agreements	—	—	1,268,939
Futures contracts	—	—	(1,588,077)
Forward foreign currency contracts	—	—	(112,873)
Translation of assets and liabilities denominated in foreign currencies	—	—	(412,680)
Net assets	$17,730,716	$215,914,667	$625,066,677
Shares outstanding (unlimited shares, no par value)	2,617,035	12,683,472	60,821,333
Net asset value and offering price per share	$6.78	$17.02	$10.28
(A) Investments, at cost	$14,503,007	$133,723,437	$965,680,872
(B) Securities on loan, at value	$—	$7,735,714	$—
(C) Repurchase agreements, at cost	$1,514,443	$2,374,691	$—
(D) Foreign currency, at cost	$—	$—	$730,639
(E) Proceeds received from securities sold short	$11,432,351	$—	$—
(F) Reverse repurchase agreements, at cost	$—	$—	$72,212,375
(G) Premium received on written options and swaptions	$—	$—	$(563,798)

(H) OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS

For the year ended October 31, 2017

	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Real Estate Securities	Transamerica International Equity Opportunities	Transamerica International Small Cap
Investment Income:
Dividend income	$—	$20,622,277	$897,853	$31,761,775	$3,084,617
Interest income	38,200,956	29,015	172	9,265	12,047
Non-cash dividend income	—	—	87,118	—	—
Net income (loss) from securities lending	33,848	219,590	4,377	301,877	196,549
Withholding taxes on foreign income	(857)	(2,084,692)	(48,143)	(3,062,518)	(259,174)
Total investment income	38,233,947	18,786,190	941,377	29,010,399	3,034,039

Expenses:
Investment management fees	5,539,519	11,952,956	275,297	11,087,808	1,376,206
Transfer agent fees	92,971	81,392	2,488	94,121	9,383
Trustees, CCO and deferred compensation fees	22,347	19,728	575	22,635	2,335
Audit and tax fees	58,795	62,563	16,222	39,217	28,030
Custody fees	157,693	1,474,711	167,009	586,903	306,253
Legal fees	64,375	60,934	1,711	68,468	3,376
Printing and shareholder reports fees	29,932	15,760	1,934	25,305	5,879
Registration fees	19,268	16,091	5,063	16,778	6,800
Other	30,317	27,668	8,616	29,076	13,370
Total expenses before waiver and/or reimbursement and recapture	6,015,217	13,711,803	478,915	11,970,311	1,751,632
Expense waived and/or reimbursed	(1,131)	—	—	—	(208,541)
Recapture of previously waived and/or reimbursed fees	—	—	—	—	46,282
Net expenses	6,014,086	13,711,803	478,915	11,970,311	1,589,373
Net investment income (loss)	32,219,861	5,074,387	462,462	17,040,088	1,444,666

Net realized gain (loss) on:
Investments	2,137,239	57,006,932	5,048,070	20,880,565	11,730,527
Foreign currency transactions	—	(367,670)	(7,722)	(24,999)	(51,342)
Net realized gain (loss)	2,137,239	56,639,262	5,040,348	20,855,566	11,679,185

Net change in unrealized appreciation (depreciation) on:
Investments	(23,157,928)	170,007,958	(3,940,766)	246,537,575	22,086,769
Translation of assets and liabilities denominated in foreign currencies	—	69,336	1,869	92,031	14,635
Net change in unrealized appreciation (depreciation)	(23,157,928)	170,077,294	(3,938,897)	246,629,606	22,101,404
Net realized and change in unrealized gain (loss)	(21,020,689)	226,716,556	1,101,451	267,485,172	33,780,589
Net increase (decrease) in net assets resulting from operations	$11,199,172	$231,790,943	$1,563,913	$284,525,260	$35,225,255

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2017

	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Investment Income:
Dividend income	$309,354	$4,252,762	$—
Interest income	95,262	3,249	16,987,767
Net income (loss) from securities lending	—	42,989	9,013
Withholding taxes on foreign income	(486)	—	(745)
Total investment income	404,130	4,299,000	16,996,035

Expenses:
Investment management fees	240,176	2,109,504	3,944,276
Transfer agent fees	1,464	18,610	43,969
Trustees, CCO and deferred compensation fees	346	4,314	10,763
Audit and tax fees	20,339	22,415	42,087
Custody fees	72,172	33,897	332,908
Legal fees	974	13,076	30,542
Printing and shareholder reports fees	156	6,420	9,684
Registration fees	2,663	5,170	13,525
Interest	—	—	32,291
Dividends, interest and fees for borrowings from securities sold short	449,118	—	—
Other	451	5,366	22,860
Total expenses before waiver and/or reimbursement and recapture	787,859	2,218,772	4,482,905
Expense waived and/or reimbursed	(33,286)	—	—
Recapture of previously waived and/or reimbursed fees	5,013	—	—
Net expenses	759,586	2,218,772	4,482,905
Net investment income (loss)	(355,456)	2,080,228	12,513,130

Net realized gain (loss) on:
Investments	3,437,578	17,388,652	(680,859)
Securities sold short	(1,430,786)	—	—
Written options and swaptions	—	—	1,663,318
Swap agreements	—	—	(5,703,117)
Futures contracts	—	—	(1,530,862)
Forward foreign currency contracts	—	—	2,751,335
Foreign currency transactions	40	—	(243,887)
Net realized gain (loss)	2,006,832	17,388,652	(3,744,072)

Net change in unrealized appreciation (depreciation) on:
Investments	582,029	20,549,943	(4,381,355)
Securities sold short	67,526	—	—
Written options and swaptions	—	—	(186,351)
Swap agreements	—	—	15,615,116
Futures contracts	—	—	1,011,275
Forward foreign currency contracts	—	—	(3,106,605)
Translation of assets and liabilities denominated in foreign currencies	—	—	(401,371)
Net change in unrealized appreciation (depreciation)	649,555	20,549,943	8,550,709
Net realized and change in unrealized gain (loss)	2,656,387	37,938,595	4,806,637
Net increase (decrease) in net assets resulting from operations	$2,300,931	$40,018,823	$17,319,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Core Bond		Transamerica Developing Markets Equity		Transamerica Global Real Estate Securities
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$32,219,861	$29,714,654	$5,074,387	$1,399,256	$462,462	$960,443
Net realized gain (loss)	2,137,239	3,318,867	56,639,262	(28,493,205)	5,040,348	3,895,175
Net change in unrealized appreciation (depreciation)	(23,157,928)	19,926,863	170,077,294	98,951,529	(3,938,897)	(4,565,432)
Net increase (decrease) in net assets resulting from operations	11,199,172	52,960,384	231,790,943	71,857,580	1,563,913	290,186

Dividends and/or distributions to shareholders:
Net investment income	(35,577,432)	(33,037,574)	(999,722)	—	(1,219,979)	(1,113,879)

Capital share transactions:
Proceeds from shares sold	246,278,915	438,485,397	108,687,721	632,347,323	585,235	6,090,106
Dividends and/or distributions reinvested	35,577,432	33,034,532	999,722	—	1,219,979	1,113,879
Cost of shares redeemed	(214,926,665)	(154,333,308)	(150,749,170)	(65,808,241)	(13,248,057)	(19,584,119)
Net increase (decrease) in net assets resulting from capital share transactions	66,929,682	317,186,621	(41,061,727)	566,539,082	(11,442,843)	(12,380,134)
Net increase (decrease) in net assets	42,551,422	337,109,431	189,729,494	638,396,662	(11,098,909)	(13,203,827)

Net assets:
Beginning of year	1,267,277,768	930,168,337	1,009,399,459	371,002,797	38,431,634	51,635,461
End of year	$1,309,829,190	$1,267,277,768	$1,199,128,953	$1,009,399,459	$27,332,725	$38,431,634
Undistributed (distributions in excess of) net investment income (loss)	$279,664	$180,118	$4,976,567	$935,185	$194,416	$(547,734)

Capital share transactions - shares:
Shares issued	24,686,855	43,880,261	10,085,475	68,367,214	43,033	453,291
Shares reinvested	3,577,619	3,256,629	108,430	—	92,033	79,268
Shares redeemed	(21,646,515)	(15,178,892)	(13,601,624)	(6,869,810)	(968,759)	(1,376,313)
Net increase (decrease) in shares outstanding	6,617,959	31,957,998	(3,407,719)	61,497,404	(833,693)	(843,754)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Equity Opportunities		Transamerica International Small Cap		Transamerica Long/Short Strategy
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$17,040,088	$12,042,062	$1,444,666	$6,390,474	$(355,456)	$(412,620)
Net realized gain (loss)	20,855,566	(23,812,080)	11,679,185	46,184,788	2,006,832	2,051,840
Net change in unrealized appreciation (depreciation)	246,629,606	(21,081,144)	22,101,404	(41,721,515)	649,555	(2,168,022)
Net increase (decrease) in net assets resulting from operations	284,525,260	(32,851,162)	35,225,255	10,853,747	2,300,931	(528,802)

Dividends and/or distributions to shareholders:
Net investment income	(12,679,466)	(8,057,415)	(6,596,372)	(13,903,467)	—	(183,135)
Net realized gains	—	(16,155,167)	(37,872,174)	(26,113,401)	(115,862)	(7,747,160)
Total dividends and/or distributions to shareholders	(12,679,466)	(24,212,582)	(44,468,546)	(40,016,868)	(115,862)	(7,930,295)

Capital share transactions:
Proceeds from shares sold	64,868,372	595,008,925	29,993,753	25,875,688	7,022,744	35,233
Dividends and/or distributions reinvested	12,679,466	24,188,209	44,468,546	39,924,858	115,862	7,930,295
Cost of shares redeemed	(144,995,285)	(73,325,010)	(21,717,479)	(806,330,610)	(5,921,000)	(20,652,087)
Net increase (decrease) in net assets resulting from capital share transactions	(67,447,447)	545,872,124	52,744,820	(740,530,064)	1,217,606	(12,686,559)
Net increase (decrease) in net assets	204,398,347	488,808,380	43,501,529	(769,693,185)	3,402,675	(21,145,656)

Net assets:
Beginning of year	1,164,015,933	675,207,553	109,783,091	879,476,276	14,328,041	35,473,697
End of year	$1,368,414,280	$1,164,015,933	$153,284,620	$109,783,091	$17,730,716	$14,328,041
Undistributed (distributions in excess of) net investment income (loss)	$17,130,762	$12,473,601	$(689,702)	$3,931,863	$(235,411)	$(92,208)

Capital share transactions - shares:
Shares issued	7,899,403	80,520,936	4,964,817	2,904,641	1,121,162	5,650
Shares reinvested	1,765,942	3,286,441	8,805,652	4,302,248	18,839	1,298,935
Shares redeemed	(18,038,551)	(10,305,837)	(3,423,879)	(84,617,068)	(904,091)	(2,785,804)
Net increase (decrease) in shares outstanding	(8,373,206)	73,501,540	10,346,590	(77,410,179)	235,910	(1,481,219)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Value		Transamerica Total Return
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$2,080,228	$2,215,376	$12,513,130	$13,699,428
Net realized gain (loss)	17,388,652	16,079,032	(3,744,072)	12,609,843
Net change in unrealized appreciation (depreciation)	20,549,943	(5,475,294)	8,550,709	400,825
Net increase (decrease) in net assets resulting from operations	40,018,823	12,819,114	17,319,767	26,710,096

Dividends and/or distributions to shareholders:
Net investment income	(2,380,194)	(2,176,313)	(9,680,885)	(17,827,440)
Net realized gains	(16,569,432)	(16,772,916)	(13,851,003)	(10,942,942)
Total dividends and/or distributions to shareholders	(18,949,626)	(18,949,229)	(23,531,888)	(28,770,382)

Capital share transactions:
Proceeds from shares sold	1,432,278	13,826,763	161,517,209	41,292,799
Dividends and/or distributions reinvested	18,949,626	18,949,229	23,531,888	28,770,382
Cost of shares redeemed	(85,836,118)	(37,649,279)	(110,395,993)	(120,011,613)
Net increase (decrease) in net assets resulting from capital share transactions	(65,454,214)	(4,873,287)	74,653,104	(49,948,432)
Net increase (decrease) in net assets	(44,385,017)	(11,003,402)	68,440,983	(52,008,718)

Net assets:
Beginning of year	260,299,684	271,303,086	556,625,694	608,634,412
End of year	$215,914,667	$260,299,684	$625,066,677	$556,625,694
Undistributed (distributions in excess of) net investment income (loss)	$1,324,783	$1,624,743	$(264,993)	$3,029,371

Capital share transactions - shares:
Shares issued	88,275	976,002	15,998,102	4,042,719
Shares reinvested	1,200,863	1,291,699	2,355,082	2,896,405
Shares redeemed	(5,288,681)	(2,590,272)	(10,891,639)	(11,767,890)
Net increase (decrease) in shares outstanding	(3,999,543)	(322,571)	7,461,545	(4,828,766)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENT OF CASH FLOWS

For the year ended October 31, 2017

Transamerica Long/Short Strategy
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$2,300,931
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(30,223,418)
Proceeds of long-term investments	32,140,777
Purchases to cover securities sold short	(23,688,282)
Proceeds from securities sold short	23,091,090
Net purchases/proceeds of short-term investments	(1,327,259)
Net change in unrealized appreciation (depreciation)	(647,634)
Net realized gain (loss)	(2,006,245)
(Increase) decrease in receivables for investments sold	229,479
(Increase) decrease in receivables for interest	(5)
(Increase) decrease in receivables for dividends	(5,305)
(Increase) decrease in cash on deposit with broker and custodian	(761,724)
(Increase) decrease in other assets	(5,012)
Increase (decrease) in payables for investments purchased	(134,850)
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	2,076
Increase (decrease) in accrued liabilities	(65,919)
Net cash provided by (used for) foreign currency transactions	40
Net cash provided by (used for) operating activities	(1,101,260)

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(328)
Proceeds from shares sold, net of receivable for shares sold	7,022,744
Payment of shares redeemed, net of payable for shares redeemed	(5,921,000)
Net cash provided by (used for) financing activities	1,101,416
Net increase (decrease) in cash and foreign currencies	156
Cash and foreign currencies, at beginning of year	$—
Cash and foreign currencies, at end of year	$156

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$447,042
Non-cash financing activities included herein consist of reinvestment of distributions	$115,862

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2017		October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$10.15		$10.02		$10.16	$10.32	$10.86
Investment operations:
Net investment income (loss) (A)	0.26		0.24	(B)	0.27	0.30	0.32
Net realized and unrealized gain (loss)	(0.15)		0.16		(0.03)	0.12	(0.41)
Total investment operations	0.11		0.40		0.24	0.42	(0.09)
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.27)		(0.30)	(0.39)	(0.41)
Net realized gains	—		—		(0.08)	(0.19)	(0.04)
Total dividends and/or distributions to shareholders	(0.29)		(0.27)		(0.38)	(0.58)	(0.45)
Net asset value, end of year	$9.97		$10.15		$10.02	$10.16	$10.32
Total return	1.11%		4.03%		2.44%	4.26%	(0.89)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,309,829		$1,267,278		$930,168	$824,328	$1,133,793
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49%		0.49%		0.52%	0.51%	0.50%
Including waiver and/or reimbursement and recapture	0.49	%(C)	0.48	%(B)	0.52%	0.51%	0.50%
Net investment income (loss) to average net assets	2.60%		2.40	%(B)	2.65%	2.99%	2.99%
Portfolio turnover rate	29%		22%		17%	14%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Developing Markets Equity
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.91	$9.19		$12.24		$12.19	$11.99
Investment operations:
Net investment income (loss) (A)	0.05	0.02	(B)	0.04		0.04	0.04
Net realized and unrealized gain (loss)	2.23	0.70		(2.25)		0.28	1.28
Total investment operations	2.28	0.72		(2.21)		0.32	1.32
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—		(0.01)		(0.02)	(0.04)
Net realized gains	—	—		(0.83)		(0.25)	(1.08)
Return of capital	—	—		(0.00	)(C)	—	—
Total dividends and/or distributions to shareholders	(0.01)	—		(0.84)		(0.27)	(1.12)
Net asset value, end of year	$12.18	$9.91		$9.19		$12.24	$12.19
Total return	23.04%	7.83%		(18.83)%		2.79%	11.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,199,129	$1,009,399		$371,003		$963,173	$610,896
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%	1.29%		1.38%		1.32%	1.36%
Including waiver and/or reimbursement and recapture	1.26%	1.27	%(B)	1.38%		1.32%	1.36%
Net investment income (loss) to average net assets	0.47%	0.26	%(B)	0.42%		0.37%	0.32%
Portfolio turnover rate	44%	27%		52%		57%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Real Estate Securities
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$13.84	$14.26		$14.42	$13.34	$12.88
Investment operations:
Net investment income (loss) (A)	0.19	0.30	(B)	0.22	0.24	0.24
Net realized and unrealized gain (loss)	0.51	(0.39)		(0.06)	1.15	1.21
Total investment operations	0.70	(0.09)		0.16	1.39	1.45
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.33)		(0.32)	(0.31)	(0.99)
Net asset value, end of year	$14.07	$13.84		$14.26	$14.42	$13.34
Total return	5.26%	(0.65)%		1.13%	10.61%	11.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,333	$38,432		$51,635	$56,478	$69,274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%	1.22%		1.15%	1.11%	0.99%
Including waiver and/or reimbursement and recapture	1.44%	1.16	%(B)	1.15%	1.11%	0.99%
Net investment income (loss) to average net assets	1.39%	2.12	%(B)	1.52%	1.73%	1.82%
Portfolio turnover rate	109%	52%		49%	60%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.06% higher and 0.06% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica International Equity Opportunities
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$7.27	$7.80		$8.51	$8.65	$7.42
Investment operations:
Net investment income (loss) (A)	0.11	0.11	(B)	0.13	0.13	0.11
Net realized and unrealized gain (loss)	1.72	(0.40)		(0.08)	(0.13)	1.58
Total investment operations	1.83	(0.29)		0.05	—	1.69
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)		(0.15)	(0.06)	(0.17)
Net realized gains	—	(0.16)		(0.61)	(0.08)	(0.29)
Total dividends and/or distributions to shareholders	(0.08)	(0.24)		(0.76)	(0.14)	(0.46)
Net asset value, end of year	$9.02	$7.27		$7.80	$8.51	$8.65
Total return	25.45%	(3.75)%		0.74%	0.05%	23.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,368,414	$1,164,016		$675,208	$564,135	$248,015
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.97%		1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	0.95%	0.96	%(B)	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	1.36%	1.52	%(B)	1.58%	1.53%	1.44%
Portfolio turnover rate	15%	15%		39%	39%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$9.16	$9.84		$9.96	$10.07	$7.90
Investment operations:
Net investment income (loss) (A)	0.07	0.11	(B)	0.11	0.13	0.13
Net realized and unrealized gain (loss)	1.52	(0.16	)(C)	0.46	(0.02)	2.21
Total investment operations	1.59	(0.05)		0.57	0.11	2.34
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.22)		(0.13)	(0.15)	(0.17)
Net realized gains	(3.31)	(0.41)		(0.56)	(0.07)	—
Total dividends and/or distributions to shareholders	(3.89)	(0.63)		(0.69)	(0.22)	(0.17)
Net asset value, end of year	$6.86	$9.16		$9.84	$9.96	$10.07
Total return	32.49%	(0.58)%		6.35%	1.08%	30.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$153,285	$109,783		$879,476	$861,838	$436,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40%	1.17%		1.13%	1.15%	1.20%
Including waiver and/or reimbursement and recapture	1.27%	1.16	%(B)	1.13%	1.15%	1.20%
Net investment income (loss) to average net assets	1.15%	1.15	%(B)	1.15%	1.29%	1.52%
Portfolio turnover rate	40%	17%		36%	34%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Long/Short Strategy
	October 31, 2017	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$6.02	$9.18		$9.56		$8.80		$8.16
Investment operations:
Net investment income (loss) (A)	(0.12)	(0.15	)(B)	(0.14	)(C)	(0.15	)(C)	(0.15	)(C)
Net realized and unrealized gain (loss)	0.92	0.09	(D)	(0.12	)(C)	0.91	(C)	0.79	(C)
Total investment operations	0.80	(0.06)		(0.26)		0.76		0.64
Dividends and/or distributions to shareholders:
Net investment income	—	(0.08)		—		—		—
Net realized gains	(0.04)	(3.02)		(0.12)		—		—
Total dividends and/or distributions to shareholders	(0.04)	(3.10)		(0.12)		—		—
Net asset value, end of year	$6.78	$6.02		$9.18		$9.56		$8.80
Total return	13.32%	(0.73)%		(2.81)%		8.64%		7.84%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,731	$14,328		$35,474		$160,910		$122,388
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	4.03%	3.67%		3.42	%(C)	3.46	%(C)	3.72	%(C)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	3.89%	3.55	%(B)	3.42	%(C)	3.46	%(C)	3.72	%(C)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.59%	1.49	%(B)	1.42%		1.37%		1.42%
Net investment income (loss) to average net assets	(1.82)%	(2.24	)%(B)	(1.50	)%(C)	(1.65	)%(C)	(1.70	)%(C)
Portfolio turnover rate	915%	955%		1,158%		339%		280%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.10% higher, 0.10% higher and 0.10% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$15.60	$15.95		$17.77	$16.58	$13.03
Investment operations:
Net investment income (loss) (A)	0.14	0.13	(B)	0.17	0.12	0.16
Net realized and unrealized gain (loss)	2.44	0.64		0.57	2.29	3.54
Total investment operations	2.58	0.77		0.74	2.41	3.70
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)		(0.17)	(0.15)	(0.15)
Net realized gains	(1.01)	(0.99)		(2.39)	(1.07)	—
Total dividends and/or distributions to shareholders	(1.16)	(1.12)		(2.56)	(1.22)	(0.15)
Net asset value, end of year	$17.02	$15.60		$15.95	$17.77	$16.58
Total return	17.08%	5.24%		3.96%	15.36%	28.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$215,915	$260,300		$271,303	$271,912	$251,409
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%		0.88%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.89%	0.88	%(B)	0.88%	0.89%	0.89%
Net investment income (loss) to average net assets	0.84%	0.84	%(B)	1.02%	0.73%	1.07%
Portfolio turnover rate	11%	23%		14%	44%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013
Net asset value, beginning of year	$10.43		$10.46		$10.65		$10.51		$10.89
Investment operations:
Net investment income (loss) (A)	0.22		0.24	(B)	0.19		0.14		0.16
Net realized and unrealized gain (loss)	0.06		0.23		(0.02)		0.14		(0.27)
Total investment operations	0.28		0.47		0.17		0.28		(0.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.31)		(0.18)		(0.14)		(0.16)
Net realized gains	(0.27)		(0.19)		(0.18)		—		(0.10)
Return of capital	—		—		—		—		(0.01)
Total dividends and/or distributions to shareholders	(0.43)		(0.50)		(0.36)		(0.14)		(0.27)
Net asset value, end of year	$10.28		$10.43		$10.46		$10.65		$10.51
Total return	2.87%		4.70%		1.62%		2.69%		(1.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$625,067		$556,626		$608,634		$1,075,042		$946,120
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%		0.78%		0.79%		0.73%		0.74%
Including waiver and/or reimbursement and recapture	0.76%		0.76	%(B)	0.79%		0.73%		0.74%
Net investment income (loss) to average net assets	2.13%		2.35	%(B)	1.78%		1.30%		1.50%
Portfolio turnover rate	84	%(C)	31	%(C)	62	%(C)	178	%(C)	221%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

(unaudited)

MARKET ENVIRONMENT

The period from November 1, 2016 through October 31, 2017 was categorized by several key political developments, improving global growth, suppressed volatility and less accommodative monetary policy stances from key central banks. The U.S. election gave rise to large moves across asset classes, as expectations around deregulation, potential trade barriers and potential fiscal stimulus increased. Developed sovereign bonds sold off sharply and developed stocks fared well. The U.S. dollar gained value against other currencies, and emerging equities mostly underperformed relative to developed equities. Soon after the U.S. election, on November 30, 2016, the Organization of Petroleum Exporting Countries (“OPEC”) surprised markets by announcing an agreement that was aimed at reducing global oil production. This agreement led to a meaningful rally in energy-related commodities. As efforts to reform healthcare looked more likely to fail and expectations around fiscal stimulus and potential trade barriers from the U.S. administration faded early in 2017, Europe took the limelight with the build up to the French presidential election. Relieving fears that far-right candidate Marine Le Pen could win the election, Emmanuel Macron ultimately prevailed. This led to a rally in risk assets and helped to support the euro, which was further supported in June by more hawkish than expected comments from European Central Bank (“ECB”) President Mario Draghi. Key policymakers from the Bank of England (“BOE”) and Bank of Canada (“BOC”) also shifted their rhetoric in a more hawkish direction. As global growth exceeded expectations and volatility remained low, aided by reduced political uncertainty, stronger growth and contained inflation, the BOC and ECB acted on their more hawkish rhetoric, with the BOC hiking its key policy rate twice, once in July and once September, and the ECB announcing a tapering of its asset purchases in late October.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Global Multifactor Macro Class I2 returned (5.09)%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.07%.

STRATEGY REVIEW

The Fund seeks positive absolute returns. The Fund trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals. While the strategy is long-term market neutral, it can take directional views over the short term. The Fund gains exposure to global equity, fixed income, currency, and commodity markets through the use of derivatives including futures, currency forwards, and swaps.

The Fund utilizes a multifactor approach and one of the meaningful risk weights in the Fund is placed on macroeconomic momentum signals. Positioning based on macroeconomic momentum signals performed poorly over the period and was only partially offset by positive performance in positioning driven by carry and value. Positioning based on price momentum detracted slightly. Fixed income strategies performed well, with a short U.K. interest rate swaps position during the first three quarters of 2017 and a short Canadian government bond position positively contributing. U.K. rates underperformed the cross section, as inflation surprised to the upside and key members from the BOE came across more hawkish than expected during speeches in June 2017 and at the BOE’s meeting in September 2017. Canadian government bonds underperformed on stronger than expected growth data and a more hawkish than expected BOC at its monetary policy meetings in July and September 2017, during which it hiked its key policy rate by 0.25% at each meeting.

Equities, currencies and commodities all detracted over the period. The Fund held a long U.K. equities position in late 2016 and early 2017 that performed poorly. U.K. equities underperformed as uncertainty around the business environment for U.K. companies increased after Great Britain’s vote to leave the European Union and as the pound strengthened, weighing on export prospects and worsening translation effects from earnings abroad. The Fund also held a long Japanese yen position in the second and third quarters of 2017 that weighed on returns. The yen underperformed, with losses driven by increased yield differentials, as developed market interest rates rose sharply in June on more hawkish central bank rhetoric, and on improved risk sentiment after Shinzo Abe’s better than expected win in a snap election. The yen further weakened after optimism around U.S. tax reform increased late in the period. A long position in natural gas during October performed poorly. Natural gas sold off in October on forecasts for warmer than expected weather, weighing on potential heating demand.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Jordan Brooks

Michael Katz

David Kupersmith

John M. Liew

Co-Portfolio Managers

AQR Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	90.2%
Net Other Assets (Liabilities)^	9.8
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(5.09)%	(1.27)%	03/03/2015
BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.07%	0.67%

(A) The BofA Merrill Lynch U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Consolidated Financial Highlights.

Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 90.2%
Money Market Funds - 90.2%
BlackRock Liquidity Funds T-Fund Portfolio	11,166,035	$ 11,166,035
Dreyfus Treasury Cash Management	45,167,444	45,167,444
UBS Select Treasury Preferred	55,886,647	55,886,647

Total Short-Term Investment Companies (Cost $112,220,126)		112,220,126

Total Investments (Cost $112,220,126)		112,220,126
Net Other Assets (Liabilities) - 9.8%		12,136,612

Net Assets - 100.0%		$ 124,356,738

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month AUD-BBR-BBSW	Receive	2.00%	Quarterly	03/12/2020	AUD	244,700,000	$7,986	$(373,946)	$381,932
3-Month CAD-CDOR	Pay	2.00	Semi-Annually/ Quarterly	03/16/2020	CAD	57,400,000	(110,680)	20,973	(131,653)
3-Month CAD-CDOR	Receive	2.50	Quarterly/ Semi-Annually	03/13/2028	CAD	14,900,000	157,097	218,778	(61,681)
3-Month NZD-BKBM	Receive	2.50	Quarterly/ Semi-Annually	03/11/2020	NZD	272,300,000	904,986	601,859	303,127
3-Month NZD-BKBM	Pay	3.50	Semi-Annually/ Quarterly	03/15/2028	NZD	34,600,000	(556,131)	(578,288)	22,157
3-Month SEK-STIBOR-SIDE	Pay	0.50	Annually/Quarterly	03/18/2020	SEK	620,500,000	(886,076)	(793,783)	(92,293)
3-Month SEK-STIBOR-SIDE	Receive	1.50	Quarterly/ Annually	03/15/2028	SEK	96,400,000	252,514	230,552	21,962
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/ Quarterly	03/23/2020	USD	152,000,000	605,463	(104,640)	710,103
3-Month USD-LIBOR	Pay	2.25	Semi-Annually/ Quarterly	03/21/2028	USD	4,400,000	58,915	(12,590)	71,505
6-Month AUD-BBR-BBSW	Pay	3.00	Semi-Annually	03/09/2028	AUD	28,700,000	(201,271)	(137,436)	(63,835)
6-Month CHF-LIBOR	Pay	0.50	Annually/ Semi-Annually	03/18/2020	CHF	67,300,000	21,693	14,180	7,513
6-Month CHF-LIBOR	Receive	0.50	Semi-Annually/ Annually	03/15/2028	CHF	10,200,000	194,229	218,037	(23,808)
6-Month EUR-EURIBOR	Pay	0.00	Annually/ Semi-Annually	03/23/2020	EUR	151,500,000	(470,445)	(325,035)	(145,410)
6-Month EUR-EURIBOR	Receive	1.00	Semi-Annually/ Annually	03/21/2028	EUR	21,000,000	187,842	145,699	42,143
6-Month GBP-LIBOR	Pay	0.75	Semi-Annually	03/23/2020	GBP	35,600,000	187,532	(63,177)	250,709
6-Month GBP-LIBOR	Pay	1.25	Semi-Annually	03/21/2028	GBP	5,200,000	116,281	147,765	(31,484)
6-Month JPY-LIBOR	Pay	0.25	Semi-Annually	03/18/2020	JPY	31,092,800,000	(1,078,774)	(1,161,390)	82,616
6-Month JPY-LIBOR	Receive	0.25	Semi-Annually	03/15/2028	JPY	3,626,000,000	(220,602)	19,349	(239,951)
6-Month NOK-NIBOR	Receive	1.50	Semi-Annually/ Annually	03/18/2020	NOK	492,000,000	394,073	386,925	7,148
6-Month NOK-NIBOR	Pay	2.00	Annually/ Semi-Annually	03/15/2028	NOK	123,400,000	(13,449)	(119,383)	105,934

Total							$(448,817)	$(1,665,551)	$1,216,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (A)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
10-Year Canada Government Bond Futures	MLI	Receive	Maturity	12/18/2017	CAD	33,978,095	247,000	$(1,314)	$2,281	$(3,595)
10-Year Japan Government Bond Futures	MLI	Receive	Maturity	12/13/2017	JPY	1,208,636,800	8,000,000	41,483	—	41,483
10-Year U.K. Gilt Futures	MLI	Receive	Maturity	12/27/2017	GBP	2,736,452	22,000	1,583	—	1,583
10-Year U.S. Treasury Note Futures	MLI	Pay	Maturity	12/19/2017	USD	15,050,766	120,000	(60,141)	(48)	(60,093)
20-Year U.S. Treasury Note Futures	MLI	Receive	Maturity	12/19/2017	USD	3,647,930	24,000	(11,320)	—	(11,320)
BM&F Bovespa Index Futures	MLI	Receive	Maturity	12/13/2017	BRL	1,561,402	20	19,601	—	19,601
Corn Futures	CITI	Pay	Maturity	11/24/2017	USD	897,830	255,000	(16,167)	—	(16,167)
German Euro Bund Futures	MLI	Receive	Maturity	12/07/2017	EUR	3,571,170	22,000	(9,587)	—	(9,587)
Hang Seng Index Futures	MLI	Pay	Maturity	11/29/2017	HKD	22,604,863	800	94	—	94
Hang Seng Index Futures	GSI	Pay	Maturity	11/29/2017	HKD	57,938,806	2,050	(1,532)	—	(1,532)
HSCEI China Index Futures	MLI	Pay	Maturity	11/29/2017	HKD	10,328,630	900	7,585	—	7,585
HSCEI China Index Futures	GSI	Pay	Maturity	11/29/2017	HKD	18,424,631	1,600	5,457	—	5,457
KOSPI 200 Index Futures	MLI	Pay	Maturity	12/14/2017	KRW	4,601,260,893	14,750,000	295,568	—	295,568
MSCI Brazil Index Futures	GSI	Pay	Monthly	12/20/2017	BRL	1,781,193	2,102	20,362	—	20,362
MSCI China Index Futures	GSI	Receive	Monthly	12/20/2017	HKD	2,516,322	4,255	(4,420)	—	(4,420)
MSCI Hong Kong Index Futures	MLI	Receive	Monthly	12/20/2017	HKD	17,933,245	214	(64,425)	—	(64,425)
MSCI Italy Index Futures	MLI	Receive	Monthly	12/20/2017	EUR	873,786	8,352	15,074	—	15,074
MSCI Italy Index Futures	MLI	Receive	Monthly	12/20/2017	EUR	138,935	1,328	2,397	(25,185)	27,582
MSCI Italy Index Futures	MLI	Receive	Monthly	12/20/2017	EUR	271,128	2,589	4,356	—	4,356
MSCI Japan Index Futures	MLI	Receive	Monthly	12/20/2017	JPY	1,408,299,102	723,533	280,507	581	279,926
MSCI Poland Index Futures	GSI	Receive	Monthly	12/20/2017	PLN	371,004	1,720	1,078	—	1,078
MSCI South Africa Index Futures	GSI	Pay	Monthly	12/20/2017	ZAR	30,221,652	29,902	(13,154)	—	(13,154)
MSCI Taiwan Index Futures	MLI	Pay	Maturity	11/29/2017	USD	161,549	400	1,531	—	1,531
MSCI Turkey Index Futures	GSI	Receive	Monthly	12/20/2017	TRY	1,216,279	932	9,097	—	9,097
Natural Gas Futures	CITI	Pay	Maturity	11/28/2017	USD	767,970	250,000	(40,720)	—	(40,720)
Natural Gas Futures	MLI	Pay	Maturity	11/28/2017	USD	370,878	120,000	(21,798)	—	(21,798)
SGX CNX Nifty Index Futures	GSI	Receive	Maturity	11/30/2017	USD	2,279,896	222	(28,127)	—	(28,127)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (A)

Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Soybean Futures	MLI	Pay	Maturity	12/22/2017	USD	294,000	30,000	$1,425	$—	$1,425
Soybean Futures	CITI	Pay	Maturity	12/22/2017	USD	98,972	10,000	(497)	—	(497)
Soybean Meal Futures	CITI	Receive	Maturity	12/22/2017	USD	97,321	300	3,181	—	3,181
Soybean Meal Futures	MLI	Receive	Maturity	12/22/2017	USD	254,740	800	3,700	—	3,700
Soybean Oil Futures	MLI	Receive	Maturity	12/22/2017	USD	80,190	240,000	(3,618)	—	(3,618)
Soybean Oil Futures	CITI	Receive	Maturity	12/22/2017	USD	120,108	360,000	(5,604)	—	(5,604)
Swiss Market Index Futures	MLI	Pay	Maturity	12/15/2017	CHF	2,761,261	300	9,562	—	9,562
Tel Aviv 35 Index Futures	MLI	Receive	Maturity	11/24/2017	ILS	2,024,636	1,400	3,005	—	3,005
Wheat Futures	CITI	Pay	Maturity	11/24/2017	USD	23,361	5,000	(2,436)	—	(2,436)
WIG 20 Index Future	GSI	Pay	Maturity	12/15/2017	PLN	857,762	340	670	—	670

Total								$442,456	$(22,371)	$464,827

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Long	2	11/09/2017	$101,686	$107,209	$5,523	$—
3-Month Aluminum	Short	(2)	11/09/2017	(101,783)	(107,209)	—	(5,426)
3-Month Aluminum	Long	2	11/10/2017	101,689	107,226	5,537	—
3-Month Aluminum	Short	(2)	11/10/2017	(101,494)	(107,226)	—	(5,732)
3-Month Aluminum	Long	1	11/17/2017	52,003	53,668	1,665	—
3-Month Aluminum	Short	(1)	11/17/2017	(52,174)	(53,668)	—	(1,494)
3-Month Aluminum	Long	1	11/21/2017	51,903	53,690	1,787	—
3-Month Aluminum	Short	(1)	11/21/2017	(51,933)	(53,690)	—	(1,757)
3-Month Aluminum	Long	1	12/06/2017	52,127	53,773	1,646	—
3-Month Aluminum	Short	(1)	12/06/2017	(52,197)	(53,773)	—	(1,576)
3-Month Aluminum	Long	1	12/13/2017	53,178	53,811	633	—
3-Month Aluminum	Short	(1)	12/13/2017	(52,963)	(53,811)	—	(848)
3-Month Aluminum	Long	7	12/18/2017	367,274	376,863	9,589	—
3-Month Aluminum	Short	(7)	12/18/2017	(366,003)	(376,863)	—	(10,860)
3-Month Aluminum	Long	1	01/11/2018	53,741	53,944	203	—
3-Month Aluminum	Short	(1)	01/11/2018	(53,577)	(53,944)	—	(367)
3-Month Aluminum	Long	7	01/12/2018	377,014	377,650	636	—
3-Month Aluminum	Short	(7)	01/12/2018	(377,893)	(377,650)	243	—
3-Month Aluminum	Long	1	01/25/2018	54,006	53,978	—	(28)
3-Month Aluminum	Short	(1)	01/25/2018	(53,835)	(53,978)	—	(143)
3-Month Aluminum	Long	2	01/26/2018	110,026	107,964	—	(2,062)
3-Month Aluminum	Short	(2)	01/26/2018	(109,708)	(107,964)	1,744	—
3-Month Aluminum	Long	1	01/30/2018	54,253	53,996	—	(257)
3-Month Aluminum	Short	(1)	01/30/2018	(54,171)	(53,996)	175	—
3-Month Copper	Long	1	11/21/2017	164,210	170,523	6,313	—
3-Month Copper	Short	(1)	11/21/2017	(163,848)	(170,523)	—	(6,675)
3-Month Copper	Long	1	11/24/2017	165,625	170,564	4,939	—
3-Month Copper	Short	(1)	11/24/2017	(165,498)	(170,564)	—	(5,066)
3-Month Copper	Long	1	01/18/2018	175,559	170,881	—	(4,678)
3-Month Copper	Short	(1)	01/18/2018	(175,497)	(170,881)	4,616	—
3-Month Copper	Long	1	01/19/2018	173,967	170,869	—	(3,098)
3-Month Copper	Short	(1)	01/19/2018	(173,010)	(170,869)	2,141	—
3-Month Nickel	Long	1	12/06/2017	71,882	73,614	1,732	—
3-Month Nickel	Short	(1)	12/06/2017	(71,904)	(73,614)	—	(1,710)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FUTURES CONTRACTS (continued):
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month Nickel	Long	1	12/18/2017	$66,993	$73,658	$6,665	$—
3-Month Nickel	Short	(1)	12/18/2017	(67,127)	(73,658)	—	(6,531)
3-Month Zinc	Long	1	01/25/2018	79,373	81,688	2,315	—
3-Month Zinc	Short	(1)	01/25/2018	(79,198)	(81,688)	—	(2,490)
10-Year Australia Treasury Bond	Short	(20)	12/15/2017	(1,948,458)	(1,972,353)	—	(23,895)
10-Year Canada Government Bond	Short	(4)	12/18/2017	(420,212)	(426,107)	—	(5,895)
10-Year Japan Government Bond	Short	(30)	12/13/2017	(39,850,157)	(39,700,101)	150,056	—
10-Year Japan Government Bond Mini	Short	(225)	12/12/2017	(29,888,257)	(29,779,033)	109,224	—
10-Year U.S. Treasury Note	Long	86	12/19/2017	10,774,533	10,744,625	—	(29,908)
Aluminum	Long	34	12/18/2017	1,803,609	1,829,625	26,016	—
Aluminum	Short	(10)	12/18/2017	(526,734)	(538,125)	—	(11,391)
Amsterdam Index	Long	4	11/17/2017	507,757	514,071	6,314	—
ASX/SPI 200 Index	Short	(128)	12/21/2017	(13,949,462)	(14,420,416)	—	(470,954)
Brent Crude Oil	Long	4	11/30/2017	229,728	243,760	14,032	—
CAC 40 Index	Short	(168)	11/17/2017	(10,510,055)	(10,766,145)	—	(256,090)
Copper	Long	6	12/18/2017	1,023,714	1,024,687	973	—
Corn	Long	35	12/14/2017	621,205	605,063	—	(16,142)
DAX® Index	Long	10	12/15/2017	3,697,639	3,850,410	152,771	—
EURO STOXX 50®	Long	236	12/15/2017	9,635,711	10,110,987	475,276	—
FTSE 100 Index	Short	(137)	12/15/2017	(13,347,625)	(13,587,605)	—	(239,980)
FTSE Bursa Malaysia KLCI	Long	5	11/30/2017	102,679	103,136	457	—
FTSE JSE Top 40 Index	Short	(36)	12/21/2017	(1,282,861)	(1,354,219)	—	(71,358)
FTSE MIB Index	Long	22	12/15/2017	2,838,519	2,918,111	79,592	—
Gasoline	Long	6	11/30/2017	394,253	436,590	42,337	—
German Euro Bund	Short	(30)	12/07/2017	(5,632,913)	(5,687,378)	—	(54,465)
Gold	Long	18	12/27/2017	2,282,094	2,286,900	4,806	—
Hang Seng Index	Long	9	11/29/2017	1,630,241	1,626,631	—	(3,610)
IBEX 35 Index	Short	(17)	11/17/2017	(2,025,400)	(2,088,247)	—	(62,847)
KOSPI 200 Index	Long	1	12/14/2017	69,591	74,620	5,029	—
Lead	Long	1	12/18/2017	59,165	60,225	1,060	—
Mexican Bolsa Index	Short	(8)	12/15/2017	(209,388)	(203,278)	6,110	—
MSCI Singapore Index	Long	75	11/29/2017	2,051,278	2,085,045	33,767	—
MSCI Taiwan Index	Long	7	11/29/2017	283,724	284,900	1,176	—
Natural Gas	Long	92	11/28/2017	2,835,830	2,664,320	—	(171,510)
New York Harbor ULSD	Long	5	11/30/2017	368,386	394,905	26,519	—
Nickel	Long	9	12/18/2017	640,985	662,985	22,000	—
Nickel	Short	(2)	12/18/2017	(138,937)	(147,330)	—	(8,393)
OMX Stockholm 30 Index	Short	(65)	11/17/2017	(1,267,940)	(1,296,444)	—	(28,504)
S&P 500® E-Mini	Short	(70)	12/15/2017	(8,760,552)	(9,004,450)	—	(243,898)
S&P/TSX 60 Index	Short	(11)	12/14/2017	(1,551,564)	(1,612,526)	—	(60,962)
SET 50 Index	Short	(91)	12/28/2017	(611,633)	(601,225)	10,408	—
SGX CNX Nifty Index	Long	27	11/30/2017	554,160	560,466	6,306	—
Silver	Long	14	12/27/2017	1,195,574	1,168,510	—	(27,064)
Soybean	Long	4	01/12/2018	195,598	196,950	1,352	—
Soybean Oil	Short	(16)	01/12/2018	(319,297)	(335,232)	—	(15,935)
TOPIX Index	Long	11	12/07/2017	1,540,436	1,705,554	165,118	—
U.K. Gilt	Short	(69)	12/27/2017	(11,398,744)	(11,393,893)	4,851	—
Wheat	Long	2	12/14/2017	47,792	41,850	—	(5,942)
WTI Crude	Long	63	11/20/2017	3,199,493	3,425,940	226,447	—
Zinc	Long	10	12/18/2017	785,603	822,522	36,919	—
Zinc	Short	(3)	12/18/2017	(232,452)	(246,772)	—	(14,320)
Zinc	Long	1	12/27/2017	78,302	82,100	3,798	—
Zinc	Short	(1)	12/27/2017	(78,133)	(82,100)	—	(3,967)

Total						$1,670,816	$(1,887,828)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/20/2017	USD	562,208	AUD	719,000	$12,193	$—
CITI	12/20/2017	USD	6,597,434	BRL	21,072,018	197,616	(900)
CITI	12/20/2017	USD	10,158,385	CAD	12,783,000	244,677	—
CITI	12/20/2017	USD	21,476,985	CHF	20,437,000	917,103	—
CITI	12/20/2017	USD	3,998,650	CNH	26,480,114	24,009	(4,507)
CITI	12/20/2017	USD	942,037	COP	2,810,000,000	22,745	—
CITI	12/20/2017	USD	17,551,811	EUR	14,645,000	441,788	—
CITI	12/20/2017	USD	39,599,657	GBP	30,412,000	3,545	(861,063)
CITI	12/20/2017	USD	1,950,510	HKD	15,199,000	851	(207)
CITI	12/20/2017	USD	400,785	HUF	105,714,000	4,560	(194)
CITI	12/20/2017	USD	1,275,108	IDR	17,200,000,000	12,630	—
CITI	12/20/2017	USD	1,577,783	ILS	5,640,000	—	(26,663)
CITI	12/20/2017	USD	4,171,651	INR	273,351,000	11,368	(32,886)
CITI	12/20/2017	USD	23,222,172	JPY	2,588,946,000	402,088	(8,570)
CITI	12/20/2017	USD	2,302,246	KRW	2,603,425,000	41	(22,214)
CITI	12/20/2017	USD	11,219,237	MXN	210,761,000	323,271	(626)
CITI	12/20/2017	USD	26,814,326	NZD	36,973,000	1,536,867	—
CITI	12/20/2017	USD	1,566,571	PHP	81,000,000	2,894	(366)
CITI	12/20/2017	USD	102,967	PLN	372,000	931	(193)
CITI	12/20/2017	USD	7,648,253	SEK	61,583,000	268,315	—
CITI	12/20/2017	USD	573,909	SGD	770,000	8,767	—
CITI	12/20/2017	USD	2,861,387	TRY	10,575,000	117,913	(2,702)
CITI	12/20/2017	USD	1,997,628	TWD	60,300,000	1,172	(7,932)
CITI	12/20/2017	PLN	10,352,000	USD	2,860,669	11,579	(27,441)
CITI	12/20/2017	HUF	801,759,000	USD	3,136,951	—	(130,420)
CITI	12/20/2017	NOK	62,082,000	USD	7,967,607	—	(356,787)
CITI	12/20/2017	ZAR	45,608,000	USD	3,369,996	—	(172,438)
CITI	12/20/2017	JPY	2,911,626,000	USD	26,467,832	37	(793,908)
CITI	12/20/2017	HKD	38,675,453	USD	4,958,062	3,609	(30)
CITI	12/20/2017	AUD	13,499,000	USD	10,698,074	—	(371,699)
CITI	12/20/2017	CZK	56,900,000	USD	2,611,057	426	(19,845)
CITI	12/20/2017	CAD	31,698,000	USD	25,723,349	—	(1,140,331)
CITI	12/20/2017	MXN	122,539,166	USD	6,749,232	—	(413,812)
CITI	12/20/2017	SGD	1,890,000	USD	1,394,560	—	(7,392)
CITI	12/20/2017	BRL	21,125,000	USD	6,649,369	—	(232,558)
CITI	12/20/2017	CNH	6,082,114	USD	919,211	282	(5,538)
CITI	12/20/2017	EUR	28,322,000	USD	33,927,689	1,657	(840,230)
CITI	12/20/2017	TRY	16,411,000	USD	4,592,796	—	(331,098)
CITI	12/20/2017	KRW	76,915,000	USD	68,109	563	—
CITI	12/20/2017	CHF	4,100,000	USD	4,291,042	—	(166,390)
CITI	12/20/2017	GBP	24,967,000	USD	33,664,170	37,405	(487,900)
CITI	12/20/2017	CLP	2,420,000,000	USD	3,834,046	3,159	(37,271)
CITI	12/20/2017	PHP	84,000,000	USD	1,634,080	781	(12,890)
CITI	12/20/2017	RUB	51,000,000	USD	854,564	11,486	(2,021)
CITI	12/20/2017	NZD	10,629,000	USD	7,577,124	—	(310,359)
CITI	12/20/2017	INR	28,385,000	USD	434,577	1,043	(197)
CITI	12/20/2017	TWD	38,100,000	USD	1,267,779	861	(2,187)
CITI	12/20/2017	SEK	38,291,000	USD	4,807,521	—	(218,833)
CITI	12/20/2017	USD	4,106,073	ZAR	55,396,000	222,339	(50)

Total						$4,850,571	$(7,050,648)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$112,220,126	$—	$—	$112,220,126

Total Investments	$112,220,126	$—	$—	$112,220,126

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$3,088,611	$—	$3,088,611
Over-the-Counter Total Return Swap Agreements	—	727,316	—	727,316
Futures Contracts (C)	1,670,816	—	—	1,670,816
Forward Foreign Currency Contracts (C)	—	4,850,571	—	4,850,571

Total Other Financial Instruments	$1,670,816	$8,666,498	$—	$10,337,314

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(3,537,428)	$—	$(3,537,428)
Over-the-Counter Total Return Swap Agreements	—	(284,860)	—	(284,860)
Futures Contracts (C)	(1,887,828)	—	—	(1,887,828)
Forward Foreign Currency Contracts (C)	—	(7,050,648)	—	(7,050,648)

Total Other Financial Instruments	$(1,887,828)	$(10,872,936)	$—	$(12,760,764)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(B)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
COP	Columbian Peso
CZK	Czech Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

CURRENCY ABBREVIATIONS (continued):

NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
BKBM	Bank Bill Reference Rate
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CDOR	Canadian Dollar Offered Rate
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KLCI	Kuala Lumpur Composite Index
KOSPI	Korean Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NIBOR	Norwegian Interbank Offered Rate
OMX	Norwegian Stockholm Stock Exchange
SET	Stock Exchange of Thailand
SGX	Singapore Exchange
SIDE	Swedish Markets
SPI	Share Price Index
STIBOR	Stockholm Interbank Offered Rate
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WIG	Warsaw Stock Exchange Index
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

(unaudited)

MARKET ENVIRONMENT

The period from November 1, 2016 through October 31, 2017 was categorized by several key political developments, improving global growth, suppressed volatility and less accommodative monetary policy stances from key central banks. The U.S. election gave rise to large moves across asset classes, as expectations around deregulation, potential trade barriers and potential fiscal stimulus increased. Developed sovereign bonds sold off sharply and developed stocks fared well. The U.S. dollar gained value against other currencies, and emerging equities mostly underperformed relative to developed equities. Soon after the U.S. election, on November 30, 2016, the Organization of Petroleum Exporting Countries (“OPEC”) surprised markets by announcing an agreement that was aimed at reducing global oil production. This agreement led to a meaningful rally in energy-related commodities. As efforts to reform healthcare looked more likely to fail and expectations around fiscal stimulus and potential trade barriers from the U.S. administration faded early in 2017, Europe took the limelight with the build up to the French presidential election. Relieving fears that far-right candidate Marine Le Pen could win the election, Emmanuel Macron ultimately prevailed. This led to a rally in risk assets and helped to support the euro, which was further supported in June by more hawkish than expected comments from European Central Bank (“ECB”) President Mario Draghi. Key policymakers from the Bank of England (“BOE”) and Bank of Canada (“BOC”) also shifted their rhetoric in a more hawkish direction. As global growth exceeded expectations and volatility remained low, aided by reduced political uncertainty, stronger growth and contained inflation, the BOC and ECB acted on their more hawkish rhetoric, with the BOC hiking its key policy rate twice, once in July and once September, and the ECB announcing a tapering of its asset purchases in late October.

PERFORMANCE

For the year ended October 31, 2017, Transamerica Managed Futures Strategy Class I2 returned (7.22)%. By comparison, its benchmark, the Citigroup 3-Month Treasury Bill + 7% Wrap Index, returned 7.99%.

STRATEGY REVIEW

The Fund invests in futures and forward contracts both long and short across global equity, fixed income, commodity, and currency markets. The Fund utilizes both short and long-term trend-following signals to attempt to profit from different types of trends that occur in all of these markets. Trend following can be described as going long markets that are rising in price, and going short markets that are falling in price. In addition to trend-following signals, the strategy also incorporates signals that seek to identify over-extended trends, and help reduce risk when the chance of a reversal is perceived as higher than normal.

Commodities were the primary detractors. Fixed income and currencies also detracted, while trends in equities performed positively. By signal horizon, long-term signals and over-extended signals detracted, while short-term signals contributed to performance.

Trend-following in commodities was the largest detractor over the period as several reversals across sectors caused losses for short-term and long-term trend signals. Opposing price pressures from OPEC supply cuts and Russia policy and continued strength in U.S. production and inventories caused choppiness in energy markets over the period, while varying risk sentiment drove reversals and losses in precious metals.

Trend following in fixed income detracted from performance, driven entirely by reversals in long-term trends which began bullishly positioned, then flipped to being short in early 2017. The Fund ended the period net short fixed income driven by over-extended signals, which viewed several developed markets as expensive.

Currency trends faced challenges over the trailing 12 months, with long-term trend reversals driving negative performance. The bullish U.S. dollar trends that formed after the U.S. election reversed in 2017, and bearish euro trend that developed early in the period also reversed sharply after the French election. The Fund ended the period net short Japanese yen and U.S. dollar crosses, but net long euro crosses.

Trend following in equities contributed positively to performance, driven by continued bullish trends in equity markets globally. The Fund entered the period net long equities in most regions. Long-term signals outperformed short-term signals as they maintained consistently bullish views while short-term signal conviction varied. The Fund ended the period net long developed and emerging markets.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Clifford S. Asness

Brian K. Hurst

John M. Liew

Yao Hua Ooi

Ari Levine

Co-Portfolio Managers

AQR Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	81.6%
Short-Term Investment Companies	10.3
Net Other Assets (Liabilities)^	8.1
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class I2 (NAV)	(7.22)%	2.42%	1.01%	09/30/2010
Citigroup 3-Month Treasury Bill + 7% Wrap Index (A)	7.99%	7.45%	7.41%

(A) The Citigroup 3-Month Treasury Bill + 7% Wrap Index represents monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or expense reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Consolidated Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2017

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 81.6%
U.S. Treasury Bill
1.03% (A), 11/09/2017	$ 1,291,000	$ 1,290,731
1.04% (A), 11/16/2017	104,949,000	104,907,021
1.07% (A), 11/24/2017	24,667,000	24,651,674
1.12% (A), 12/14/2017	463,000	462,464

Total Short-Term U.S. Government Obligations (Cost $131,307,950)		131,311,890

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 10.3%
Money Market Funds - 10.3%
BlackRock Liquidity Funds T-Fund Portfolio	1,163,615	1,163,615
Dreyfus Treasury Cash Management	4,654,462	4,654,462
UBS Select Treasury Preferred	10,719,629	10,719,629

Total Short-Term Investment Companies (Cost $16,537,706)		16,537,706

Total Investments (Cost $147,845,656)		147,849,596
Net Other Assets (Liabilities) - 8.1%		13,030,923

Net Assets - 100.0%		$ 160,880,519

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (B)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/29/2017	USD	71,940,372	668,000	$20,778	$—	$20,778
5-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/29/2017	USD	25,192,530	215,000	2,256	—	2,256
10-Year Canada Government Bond Futures	BOA	Receive	Maturity	12/19/2017	CAD	2,732,270	20,000	(14,828)	—	(14,828)
10-Year Italy Government Bond Futures	BOA	Pay	Maturity	12/07/2017	EUR	7,954,763	58,000	164,776	—	164,776
10-Year Japan Government Bond Futures	BOA	Receive	Maturity	12/13/2017	JPY	300,494,800	2,000,000	(4,267)	—	(4,267)
10-Year U.K. Gilt Futures	BOA	Receive	Maturity	12/27/2017	GBP	247,611	2,000	(1,393)	—	(1,393)
10-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/19/2017	USD	15,238,552	122,000	(1,917)	—	(1,917)
20-Year U.S. Treasury Note Futures	BOA	Receive	Maturity	12/19/2017	USD	4,088,483	27,000	(28,174)	—	(28,174)
Aluminum Futures	CITI	Pay	Maturity	12/18/2017	USD	1,258,150	600	33,350	—	33,350
BM&F Bovespa Index Futures	BOA	Pay	Maturity	12/13/2017	BRL	1,561,402	20	(19,601)	—	(19,601)
Cocoa Futures	CITI	Receive	Maturity	11/30/2017	GBP	104,442	70	(5,669)	—	(5,669)
Cocoa Futures	MLI	Receive	Maturity	11/30/2017	GBP	74,825	50	(3,752)	—	(3,752)
Cocoa Futures	CITI	Receive	Maturity	02/02/2018	USD	21,125	10	235	—	235
Coffee Futures	MLI	Receive	Maturity	11/10/2017	USD	1,104,778	862,500	25,791	—	25,791
Coffee Futures	CITI	Receive	Maturity	11/10/2017	USD	422,345	337,500	132	—	132

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (B)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Corn Futures	MLI	Receive	Maturity	11/24/2017	USD	18,581	5,000	$1,294	$—	$1,294
Corn Futures	CITI	Receive	Maturity	11/24/2017	USD	2,787,549	785,000	73,412	—	73,412
Cotton No. 2 Futures	CITI	Receive	Maturity	11/10/2017	USD	33,884	50,000	(306)	—	(306)
Euro OAT Futures	BOA	Pay	Maturity	12/07/2017	EUR	5,797,257	37,000	33,504	—	33,504
FTSE China A50 Index Futures	BOA	Pay	Maturity	11/29/2017	USD	1,640,778	131	37,987	—	37,987
FTSE China A50 Index Futures	GSI	Pay	Maturity	11/29/2017	USD	113,516	9	1,819	—	1,819
Gasoil Bullet Futures	MLI	Pay	Maturity	12/11/2017	USD	258,275	500	17,100	—	17,100
Gasoil Bullet Futures	CITI	Pay	Maturity	12/11/2017	USD	1,034,356	2,000	67,144	—	67,144
German Euro BOBL Futures	BOA	Pay	Maturity	12/07/2017	EUR	22,368,753	170,000	33,486	—	33,486
German Euro Bund Futures	BOA	Pay	Maturity	12/07/2017	EUR	10,057,807	62,000	34,472	—	34,472
German Euro Schatz Futures	BOA	Pay	Maturity	12/07/2017	EUR	50,832,806	453,000	24,432	—	24,432
Gold Futures	CITI	Pay	Maturity	11/30/2017	USD	926,528	700	(36,548)	—	(36,548)
Hang Seng Index Futures	BOA	Pay	Maturity	11/29/2017	HKD	2,826,391	100	(88)	—	(88)
Hang Seng Index Futures	GSI	Pay	Maturity	11/29/2017	HKD	22,605,390	800	27	—	27
Heating Oil ULSD Futures	MLI	Pay	Maturity	11/29/2017	USD	810,781	462,000	61,937	—	61,937
Heating Oil ULSD Futures	CITI	Pay	Maturity	11/29/2017	USD	74,235	42,000	5,103	—	5,103
HG Copper Futures	CITI	Pay	Maturity	11/30/2017	USD	675,450	225,000	24,975	—	24,975
HG Copper Futures	MLI	Pay	Maturity	11/30/2017	USD	822,195	275,000	33,880	—	33,880
HSCEI China Index Futures	BOA	Pay	Maturity	11/29/2017	HKD	3,442,877	300	2,528	—	2,528
HSCEI China Index Futures	GSI	Pay	Maturity	11/29/2017	HKD	28,207,915	2,450	8,971	—	8,971
KOSPI 200 Index Futures	GSI	Pay	Maturity	12/14/2017	KRW	3,424,697,650	11,000,000	226,449	—	226,449
KOSPI 200 Index Futures	BOA	Pay	Maturity	12/14/2017	KRW	1,246,882,925	4,000,000	80,972	—	80,972
Lean Hog Futures	MLI	Pay	Maturity	12/14/2017	USD	480,645	760,000	36,155	—	36,155
MSCI Taiwan Index Futures	BOA	Pay	Maturity	11/29/2017	USD	121,231	300	1,079	—	1,079
MSCI Taiwan Index Futures	GSI	Pay	Maturity	11/29/2017	USD	3,147,621	7,800	32,439	—	32,439
Natural Gas Futures	MLI	Receive	Maturity	11/28/2017	USD	401,086	130,000	22,916	—	22,916
Nickel Futures	CITI	Pay	Maturity	12/18/2017	USD	140,880	12	6,450	—	6,450
OMX Stockholm 30 Index Futures	BOA	Pay	Maturity	11/17/2017	SEK	490,277	300	1,272	—	1,272
Palladium Futures	CITI	Pay	Maturity	11/30/2017	USD	373,800	400	17,560	—	17,560
Platinum Futures	MLI	Pay	Maturity	12/29/2017	USD	47,755	50	(1,690)	—	(1,690)
RBOB Gasoline Futures	MLI	Pay	Maturity	11/29/2017	USD	461,798	294,000	52,231	—	52,231
RBOB Gasoline Futures	CITI	Pay	Maturity	11/29/2017	USD	262,857	168,000	30,874	—	30,874
SGX CNX Nifty Index Futures	GSI	Pay	Maturity	11/30/2017	USD	1,109,138	108	13,684	—	13,684
Silver Futures	MLI	Receive	Maturity	11/30/2017	USD	84,975	5,000	1,400	—	1,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued) (B)
Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Soybean Futures	MLI	Receive	Maturity	12/22/2017	USD	147,413	15,000	$(300)	$—	$(300)
Soybean Futures	CITI	Receive	Maturity	12/22/2017	USD	346,340	35,000	1,678	—	1,678
Soybean Meal Futures	CITI	Receive	Maturity	12/22/2017	USD	160,411	500	3,511	—	3,511
Soybean Oil Futures	CITI	Pay	Maturity	12/22/2017	USD	20,079	60,000	873	—	873
Sugar Futures	CITI	Receive	Maturity	02/15/2018	USD	409,920	2,800,000	(2,800)	—	(2,800)
Sugar Futures	MLI	Receive	Maturity	02/15/2018	USD	245,364	1,680,000	(2,268)	—	(2,268)
Swiss Market Index Futures	BOA	Pay	Maturity	12/15/2017	CHF	2,137,160	230	(12,910)	—	(12,910)
U.S. Treasury Note Futures	BOA	Receive	Maturity	12/19/2017	USD	4,086,764	25,000	(33,549)	—	(33,549)
Wheat Futures	MLI	Receive	Maturity	11/24/2017	USD	257,644	60,000	6,544	—	6,544
Wheat Futures	CITI	Receive	Maturity	11/24/2017	USD	1,539,233	355,000	53,558	—	53,558
Wheat Futures	MLI	Receive	Maturity	11/24/2017	USD	605,763	140,000	22,663	—	22,663
WTI Crude Oil Futures	MLI	Receive	Maturity	11/17/2017	USD	50,520	1,000	(4,150)	—	(4,150)
Zinc Futures	CITI	Pay	Maturity	12/18/2017	USD	621,900	200	36,100	—	36,100

Total								$1,183,587	$—	$1,183,587

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(220)	03/19/2018	$(54,126,620)	$(54,092,500)	$34,120	$—
90-Day Eurodollar	Short	(207)	06/18/2018	(50,873,974)	(50,836,613)	37,361	—
90-Day Eurodollar	Short	(181)	09/17/2018	(44,447,914)	(44,415,138)	32,776	—
90-Day Eurodollar	Short	(167)	12/17/2018	(40,972,316)	(40,946,313)	26,003	—
90-Day Eurodollar	Short	(154)	03/18/2019	(37,748,216)	(37,737,700)	10,516	—
90-Day Eurodollar	Short	(144)	06/17/2019	(35,294,681)	(35,267,400)	27,281	—
90-Day Eurodollar	Short	(138)	09/16/2019	(33,822,169)	(33,782,400)	39,769	—
90-Day Sterling	Short	(4)	12/20/2017	(660,946)	(660,522)	424	—
90-Day Sterling	Short	(130)	03/21/2018	(21,452,301)	(21,439,994)	12,307	—
90-Day Sterling	Short	(134)	06/20/2018	(22,095,775)	(22,077,439)	18,336	—
90-Day Sterling	Short	(125)	09/19/2018	(20,602,339)	(20,580,099)	22,240	—
90-Day Sterling	Short	(115)	12/19/2018	(18,946,213)	(18,922,236)	23,977	—
90-Day Sterling	Short	(109)	03/20/2019	(17,949,166)	(17,925,941)	23,225	—
90-Day Sterling	Short	(107)	06/19/2019	(17,612,204)	(17,588,143)	24,061	—
90-Day Sterling	Short	(105)	09/18/2019	(17,265,287)	(17,250,676)	14,611	—
3-Month Aluminum	Long	1	11/10/2017	50,856	53,613	2,757	—
3-Month Aluminum	Short	(1)	11/10/2017	(50,747)	(53,613)	—	(2,866)
3-Month Aluminum	Long	1	11/16/2017	51,949	53,662	1,713	—
3-Month Aluminum	Short	(1)	11/16/2017	(51,742)	(53,662)	—	(1,920)
3-Month Aluminum	Long	3	12/27/2017	160,613	161,558	945	—
3-Month Aluminum	Short	(3)	12/27/2017	(160,511)	(161,558)	—	(1,047)
3-Month Canada Bankers’ Acceptance	Short	(4)	12/18/2017	(763,712)	(763,778)	—	(66)
3-Month Canada Bankers’ Acceptance	Short	(37)	03/19/2018	(7,058,305)	(7,054,192)	4,113	—
3-Month Canada Bankers’ Acceptance	Short	(7)	06/18/2018	(1,331,822)	(1,332,881)	—	(1,059)
3-Month Copper	Long	1	01/19/2018	173,979	170,869	—	(3,110)
3-Month Copper	Short	(1)	01/19/2018	(173,010)	(170,869)	2,141	—
3-Month EURIBOR	Short	(15)	03/19/2018	(4,379,159)	(4,382,382)	—	(3,223)
3-Month EURIBOR	Long	7	06/18/2018	2,044,769	2,044,908	139	—
3-Month EURIBOR	Long	26	09/17/2018	7,593,090	7,594,236	1,146	—
3-Month EURIBOR	Long	35	12/17/2018	10,216,704	10,219,953	3,249	—
3-Month EURIBOR	Long	28	03/18/2019	8,169,265	8,171,478	2,213	—
3-Month EURIBOR	Long	18	06/17/2019	5,248,163	5,249,948	1,785	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FUTURES CONTRACTS (continued):
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
3-Month EURIBOR	Long	1	09/16/2019	$291,439	$291,474	$35	$—
3-Month Euroswiss	Short	(2)	12/18/2017	(504,716)	(504,836)	—	(120)
3-Month Euroswiss	Long	4	03/19/2018	1,009,579	1,009,573	—	(6)
3-Month Euroswiss	Long	7	06/18/2018	1,766,044	1,766,226	182	—
3-Month Euroswiss	Long	4	09/17/2018	1,008,665	1,008,871	206	—
3-Month Nickel	Long	1	11/02/2017	61,531	73,539	12,008	—
3-Month Nickel	Short	(1)	11/02/2017	(61,498)	(73,539)	—	(12,041)
3-Month Nickel	Long	4	11/03/2017	247,662	294,165	46,503	—
3-Month Nickel	Short	(4)	11/03/2017	(248,438)	(294,165)	—	(45,727)
3-Month Nickel	Long	1	11/07/2017	62,159	73,551	11,392	—
3-Month Nickel	Short	(1)	11/07/2017	(62,217)	(73,551)	—	(11,334)
3-Month Zinc	Long	1	11/02/2017	69,387	83,050	13,663	—
3-Month Zinc	Short	(1)	11/02/2017	(69,123)	(83,050)	—	(13,927)
3-Month Zinc	Long	2	11/03/2017	140,523	166,028	25,505	—
3-Month Zinc	Short	(2)	11/03/2017	(140,832)	(166,028)	—	(25,196)
2-Year U.S. Treasury Note	Short	(164)	12/29/2017	(35,367,971)	(35,318,938)	49,033	—
3-Year Australia Treasury Bond	Short	(331)	12/15/2017	(28,226,608)	(28,269,425)	—	(42,817)
5-Year U.S. Treasury Note	Short	(87)	12/29/2017	(10,250,684)	(10,195,313)	55,371	—
10-Year Australia Treasury Bond	Short	(100)	12/15/2017	(9,885,614)	(9,861,766)	23,848	—
10-Year Canada Government Bond	Short	(22)	12/18/2017	(2,349,908)	(2,343,586)	6,322	—
10-Year Japan Government Bond	Short	(6)	12/13/2017	(7,924,237)	(7,940,020)	—	(15,783)
10-Year U.S. Treasury Note	Short	(50)	12/19/2017	(6,302,060)	(6,246,875)	55,185	—
Aluminum	Long	4	12/18/2017	210,521	215,250	4,729	—
Aluminum	Short	(3)	12/18/2017	(160,507)	(161,437)	—	(930)
Amsterdam Index	Long	15	11/17/2017	1,906,227	1,927,768	21,541	—
ASX/SPI 200 Index	Long	26	12/21/2017	2,873,026	2,929,147	56,121	—
Brent Crude Oil	Long	102	11/30/2017	5,854,693	6,215,880	361,187	—
CAC 40 Index	Long	30	11/17/2017	1,875,087	1,922,526	47,439	—
Cocoa	Short	(2)	12/12/2017	(40,237)	(41,252)	—	(1,015)
Cocoa	Long	1	03/14/2018	20,879	20,890	11	—
Coffee	Short	(20)	12/18/2017	(946,040)	(938,250)	7,790	—
Copper	Long	7	12/18/2017	1,189,806	1,195,469	5,663	—
Copper	Long	32	12/27/2017	2,454,906	2,480,800	25,894	—
Corn	Short	(55)	12/14/2017	(974,568)	(950,812)	23,756	—
DAX® Index	Long	10	12/15/2017	3,681,834	3,850,410	168,576	—
DJIA Mini Index	Long	57	12/15/2017	6,250,531	6,647,625	397,094	—
EURO STOXX 50®	Long	83	12/15/2017	3,406,298	3,555,983	149,685	—
FTSE 100 Index	Long	34	12/15/2017	3,321,809	3,372,106	50,297	—
FTSE JSE Top 40 Index	Long	52	12/21/2017	1,853,732	1,956,094	102,362	—
FTSE MIB Index	Long	5	12/15/2017	645,037	663,207	18,170	—
Gasoline	Long	25	11/30/2017	1,656,914	1,819,125	162,211	—
German Euro BOBL	Long	110	12/07/2017	16,839,152	16,885,425	46,273	—
German Euro Bund	Long	4	12/07/2017	753,458	758,317	4,859	—
German Euro BUXL	Short	(10)	12/07/2017	(1,934,064)	(1,935,048)	—	(984)
German Euro Schatz	Long	154	12/07/2017	20,120,993	20,138,862	17,869	—
Gold	Long	33	12/27/2017	4,375,578	4,192,650	—	(182,928)
HSCEI Index	Long	7	11/29/2017	516,039	516,471	432	—
IBEX 35 Index	Long	15	11/17/2017	1,776,008	1,842,571	66,563	—
KOSPI 200 Index	Long	12	12/14/2017	834,075	895,434	61,359	—
Lean Hogs	Short	(1)	12/14/2017	(22,654)	(27,200)	—	(4,546)
Low Sulfur Gasoil	Long	62	12/12/2017	3,194,880	3,396,050	201,170	—
MSCI EAFE	Long	7	12/15/2017	688,179	702,590	14,411	—
MSCI Emerging Markets	Long	52	12/15/2017	2,869,530	2,922,920	53,390	—
MSCI Singapore Index	Long	10	11/29/2017	275,673	278,006	2,333	—
NASDAQ-100 E-Mini	Long	51	12/15/2017	6,091,440	6,374,745	283,305	—
Natural Gas	Short	(29)	11/28/2017	(891,890)	(839,840)	52,050	—
New York Harbor ULSD	Long	39	11/30/2017	2,875,218	3,080,259	205,041	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FUTURES CONTRACTS (continued):
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
Nickel	Long	9	12/18/2017	$640,985	$662,985	$22,000	$—
Nikkei 225	Long	23	12/07/2017	3,917,574	4,439,998	522,424	—
OMX Stockholm 30 Index	Long	39	11/17/2017	760,805	777,866	17,061	—
Palladium	Long	6	12/27/2017	557,730	587,490	29,760	—
Platinum	Short	(10)	01/29/2018	(461,373)	(459,800)	1,573	—
Russell 2000® Mini Index	Long	43	12/15/2017	3,072,990	3,230,805	157,815	—
S&P 500® E-Mini	Long	49	12/15/2017	6,090,577	6,303,115	212,538	—
S&P Midcap 400® E-Mini	Long	9	12/15/2017	1,558,991	1,650,510	91,519	—
S&P/TSX 60 Index	Long	36	12/14/2017	5,014,335	5,277,358	263,023	—
SGX CNX Nifty Index	Long	10	11/30/2017	205,323	207,580	2,257	—
Silver	Short	(1)	12/27/2017	(83,462)	(83,465)	—	(3)
Soybean	Short	(13)	01/12/2018	(635,620)	(640,087)	—	(4,467)
Soybean Meal	Short	(14)	01/12/2018	(444,620)	(439,320)	5,300	—
Soybean Oil	Short	(5)	01/12/2018	(99,977)	(104,760)	—	(4,783)
Sugar No. 11	Short	(61)	02/28/2018	(970,103)	(1,007,037)	—	(36,934)
TOPIX Index	Long	32	12/07/2017	4,457,262	4,961,611	504,349	—
U.K. Gilt	Short	(16)	12/27/2017	(2,644,069)	(2,642,062)	2,007	—
U.S. Treasury Bond	Short	(49)	12/19/2017	(7,726,553)	(7,655,657)	70,896	—
Wheat	Short	(43)	12/14/2017	(930,131)	(898,375)	31,756	—
WTI Crude	Long	62	11/20/2017	3,153,271	3,371,560	218,289	—
Zinc	Long	5	12/18/2017	391,013	411,250	20,237	—

Total						$5,450,846	$(416,832)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/20/2017	USD	18,123,612	AUD	23,149,000	$416,284	$(1,035)
CITI	12/20/2017	USD	778,432	BRL	2,550,000	4,809	(952)
CITI	12/20/2017	USD	25,406,255	CAD	32,061,000	544,662	(2,948)
CITI	12/20/2017	USD	6,277	CHF	6,000	241	—
CITI	12/20/2017	USD	285,594	CLP	181,386,000	1,382	(604)
CITI	12/20/2017	USD	269,540	COP	813,910,992	3,268	—
CITI	12/20/2017	USD	22,106,862	EUR	18,497,000	497,134	(656)
CITI	12/20/2017	USD	36,792,460	GBP	28,333,000	154	(899,168)
CITI	12/20/2017	USD	126,986	HKD	990,000	—	(20)
CITI	12/20/2017	USD	4,374,376	HUF	1,135,642,000	116,117	(306)
CITI	12/20/2017	USD	1,374,756	IDR	18,729,778,096	1,955	(1,962)
CITI	12/20/2017	USD	413,826	ILS	1,476,000	—	(6,061)
CITI	12/20/2017	USD	3,244,938	INR	211,896,000	12,704	(18,224)
CITI	12/20/2017	USD	55,177,747	JPY	6,050,853,821	1,825,260	(2,377)
CITI	12/20/2017	USD	1,736,881	KRW	1,973,870,000	—	(25,451)
CITI	12/20/2017	USD	6,742,066	MXN	125,841,000	235,937	—
CITI	12/20/2017	USD	16,959,413	NOK	134,926,000	420,611	(2,185)
CITI	12/20/2017	USD	40,518,199	NZD	56,878,000	1,633,983	(1,764)
CITI	12/20/2017	USD	3,151,338	PHP	163,149,000	4,934	(3,870)
CITI	12/20/2017	USD	3,851,838	PLN	14,093,000	1,511	(22,532)
CITI	12/20/2017	USD	15,435,325	SEK	125,539,000	391,075	—
CITI	12/20/2017	USD	891,971	SGD	1,214,000	1,638	(684)
CITI	12/20/2017	USD	14,233,108	TRY	52,046,000	720,891	(3,384)
CITI	12/20/2017	USD	479,171	TWD	14,503,000	25	(2,936)
CITI	12/20/2017	NOK	138,804,000	USD	17,799,616	—	(783,212)
CITI	12/20/2017	GBP	34,107,000	USD	45,717,495	123,392	(468,244)
CITI	12/20/2017	EUR	50,170,369	USD	59,787,798	3,261	(1,176,086)
CITI	12/20/2017	INR	335,931,000	USD	5,186,462	1,607	(34,931)
CITI	12/20/2017	CHF	81,000	USD	85,262	—	(3,775)
CITI	12/20/2017	PLN	20,434,000	USD	5,731,014	134	(115,735)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/20/2017	SEK	162,623,000	USD	20,294,954	$—	$(806,659)
CITI	12/20/2017	ZAR	77,632,000	USD	5,843,155	—	(400,413)
CITI	12/20/2017	MXN	154,312,000	USD	8,540,782	19	(562,689)
CITI	12/20/2017	ILS	8,482,001	USD	2,405,176	13,131	(5,378)
CITI	12/20/2017	HKD	40,000	USD	5,127	5	—
CITI	12/20/2017	AUD	48,529,000	USD	38,584,608	—	(1,461,224)
CITI	12/20/2017	HUF	1,074,504,000	USD	4,188,862	—	(159,563)
CITI	12/20/2017	IDR	24,731,063,000	USD	1,833,256	11	(18,010)
CITI	12/20/2017	SGD	5,841,000	USD	4,327,044	—	(40,040)
CITI	12/20/2017	TWD	101,222,000	USD	3,377,604	1,453	(14,408)
CITI	12/20/2017	COP	4,324,331,008	USD	1,456,263	—	(41,559)
CITI	12/20/2017	PHP	81,532,000	USD	1,588,884	17	(14,585)
CITI	12/20/2017	KRW	8,426,112,129	USD	7,463,405	59,749	(62)
CITI	12/20/2017	NZD	11,562,000	USD	8,391,844	—	(487,211)
CITI	12/20/2017	CAD	42,060,998	USD	33,902,615	—	(1,282,697)
CITI	12/20/2017	JPY	786,613,000	USD	7,108,233	1,098	(173,183)
CITI	12/20/2017	BRL	10,490,000	USD	3,294,084	—	(107,699)
CITI	12/20/2017	CLP	1,357,828,992	USD	2,154,114	53	(22,077)
CITI	12/20/2017	TRY	15,459,000	USD	4,348,677	—	(334,196)
CITI	12/20/2017	USD	6,555,215	ZAR	90,198,000	236,920	(5,440)

Total						$7,275,425	$(9,516,195)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term U.S. Government Obligations	$—	$131,311,890	$—	$131,311,890
Short-Term Investment Companies	16,537,706	—	—	16,537,706

Total Investments	$16,537,706	$131,311,890	$—	$147,849,596

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$1,357,797	$—	$1,357,797
Futures Contracts (D)	5,450,846	—	—	5,450,846
Forward Foreign Currency Contracts (D)	—	7,275,425	—	7,275,425

Total Other Financial Instruments	$5,450,846	$8,633,222	$—	$14,084,068

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(174,210)	$—	$(174,210)
Futures Contracts (D)	(416,832)	—	—	(416,832)
Forward Foreign Currency Contracts (D)	—	(9,516,195)	—	(9,516,195)

Total Other Financial Instruments	$(416,832)	$(9,690,405)	$—	$(10,107,237)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at October 31, 2017.
(B)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HKD	HongKong Dollar
HUF	HungarianForint
IDR	IndonesianRupiah
ILS	IsraelNew Shekel
INR	IndianRupee
JPY	JapaneseYen
KRW	SouthKorean Won
MXN	MexicanPeso
NOK	NorwegianKrone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
BOBL	Bundesobligationen (German Federal Government Securities)
BUXL	Bundesanleihen (German Long-Term Debt)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
DJIA	Dow Jones Industrial Average
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HG	High Grade
HSCEI	Hang Seng China Enterprises Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2017

PORTFOLIO ABBREVIATIONS (continued):

IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KOSPI	Korean Composite Stock Price Index
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NASDAQ	National Association of Securities Dealers Automated Quotations
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
SGX	Singapore Exchange
SPI	Share Price Index
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until October 31, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)(D)

Transamerica Global Multifactor Macro	$1,000.00	$943.80	$7.23	$1,017.40	$7.50	1.50%
Transamerica Managed Futures Strategy	1,000.00	1,003.90	7.42	1,017.80	7.48	1.47

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Consolidated Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2017

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2017

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Assets:
Investments, at value (A)	$112,220,126	$147,849,596
Cash	6,770	103,301
Cash collateral pledged at custodian:
OTC derivatives (C)	4,880,085	9,492,610
Cash collateral pledged at broker:
Centrally cleared swap agreements	3,349,160	—
Futures contracts	5,632,639	6,291,990
Foreign currency, at value (B)	539,929	276,414
Receivables and other assets:
Investments sold	780,334	40,164,033
Interest	52,885	7,498
Variation margin receivable on centrally cleared swap agreements	23,898	—
Variation margin receivable on futures contracts	—	324,549
OTC swap agreements, at value	727,316	1,357,797
Unrealized appreciation on forward foreign currency contracts	4,850,571	7,275,425
Total assets	133,063,713	213,143,213

Liabilities:
Cash collateral received at broker:
OTC derivatives (C)	831,196	802,622
Payables and other liabilities:
Shares of beneficial interest redeemed	44,327	61,296
Investments purchased	—	41,278,702
Investment management fees	201,188	46,475
Transfer agent fees	828	1,051
Trustees, CCO and deferred compensation fees	98	209
Audit and tax fees	19,471	18,107
Custody fees	225,566	349,559
Legal fees	1,235	1,486
Printing and shareholder reports fees	2,526	3,291
Registration fees	1,030	1,199
Variation margin payable on futures contracts	35,943	—
Other	8,059	8,292
OTC swap agreements, at value	284,860	174,210
Unrealized depreciation on forward foreign currency contracts	7,050,648	9,516,195
Total liabilities	8,706,975	52,262,694
Net assets	$124,356,738	$160,880,519

Net assets consist of:
Paid-in capital	$133,381,949	$223,782,042
Undistributed (distributions in excess of) net investment income (loss)	(6,117,362)	(52,151,554)
Accumulated net realized gain (loss)	(2,159,982)	(14,733,951)
Net unrealized appreciation (depreciation) on:
Investments	—	3,940
Swap agreements	1,681,561	1,183,587
Futures contracts	(217,012)	5,034,014
Forward foreign currency contracts	(2,200,077)	(2,240,770)
Translation of assets and liabilities denominated in foreign currencies	(12,339)	3,211
Net assets	$124,356,738	$160,880,519
Shares outstanding (unlimited shares, no par value)	13,850,531	20,708,609
Net asset value and offering price per share	$8.98	$7.77
(A) Investments, at cost	$112,220,126	$147,845,656
(B) Foreign currency, at cost	$538,418	$276,367

(C) OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended October 31, 2017

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Investment Income:
Dividend income	$—	$1,869
Interest income	824,973	1,241,571
Withholding taxes on foreign income	(44,861)	(3,105)
Total investment income	780,112	1,240,335

Expenses:
Investment management fees	2,136,814	2,322,732
Transfer agent fees	10,467	12,595
Trustees, CCO and deferred compensation fees	2,461	2,980
Audit and tax fees	23,498	21,647
Custody fees	1,237,908	1,429,492
Legal fees	9,456	10,725
Printing and shareholder reports fees	8,561	3,764
Registration fees	3,755	3,992
Dividends, interest and fees for borrowings from securities sold short	2,832	179
Other	35,244	35,961
Total expenses before waiver and/or reimbursement and recapture	3,470,996	3,844,067
Expense waived and/or reimbursed	(1,511,647)	(1,391,485)
Recapture of previously waived and/or reimbursed fees	154,377	—
Net expenses	2,113,726	2,452,582
Net investment income (loss)	(1,333,614)	(1,212,247)

Net realized gain (loss) on:
Investments	(50)	(433)
Swap agreements	(1,374,779)	(3,651,590)
Futures contracts	(232,722)	(9,149,642)
Forward foreign currency contracts	523,501	(4,985,426)
Foreign currency transactions	477,898	44,544
Net realized gain (loss)	(606,152)	(17,742,547)

Net change in unrealized appreciation (depreciation) on:
Investments	—	(14,970)
Swap agreements	541,300	1,792,855
Futures contracts	(2,937,802)	5,246,699
Forward foreign currency contracts	(3,004,316)	(1,874,377)
Translation of assets and liabilities denominated in foreign currencies	(14,233)	8,867
Net change in unrealized appreciation (depreciation)	(5,415,051)	5,159,074
Net realized and change in unrealized gain (loss)	(6,021,203)	(12,583,473)
Net increase (decrease) in net assets resulting from operations	$(7,354,817)	$(13,795,720)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Global Multifactor Macro		Transamerica Managed Futures Strategy
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$(1,333,614)	$(2,674,716)	$(1,212,247)	$(3,001,564)
Net realized gain (loss)	(606,152)	(1,346,501)	(17,742,547)	(5,955,940)
Net change in unrealized appreciation (depreciation)	(5,415,051)	5,067,049	5,159,074	(273,482)
Net increase (decrease) in net assets resulting from operations	(7,354,817)	1,045,832	(13,795,720)	(9,230,986)

Dividends and/or distributions to shareholders:
Net investment income	—	(8,580,354)	(234,782)	(30,830,649)
Net realized gains	(5,429,639)	—	—	(27,923,245)
Return of capital	—	—	(1,749,421)	—
Total dividends and/or distributions to shareholders	(5,429,639)	(8,580,354)	(1,984,203)	(58,753,894)

Capital share transactions:
Proceeds from shares sold	11,358,198	9,407,919	21,650,758	31,921,013
Dividends and/or distributions reinvested	5,429,639	8,580,354	1,984,203	58,753,894
Cost of shares redeemed	(46,331,974)	(66,007,583)	(49,158,191)	(146,137,708)
Net increase (decrease) in net assets resulting from capital share transactions	(29,544,137)	(48,019,310)	(25,523,230)	(55,462,801)
Net increase (decrease) in net assets	(42,328,593)	(55,553,832)	(41,303,153)	(123,447,681)

Net assets:
Beginning of year	166,685,331	222,239,163	202,183,672	325,631,353
End of year	$124,356,738	$166,685,331	$160,880,519	$202,183,672
Undistributed (distributions in excess of) net investment income (loss)	$(6,117,362)	$(5,024,944)	$(52,151,554)	$(50,952,752)

Capital share transactions - shares:
Shares issued	1,276,509	951,758	2,788,284	3,523,679
Shares reinvested	581,955	888,235	246,791	6,653,895
Shares redeemed	(5,067,150)	(6,881,107)	(6,189,604)	(15,761,383)
Net increase (decrease) in shares outstanding	(3,208,686)	(5,041,114)	(3,154,529)	(5,583,809)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica Global Multifactor Macro
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.77	$10.06		$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.09)	(0.13	)(D)	(0.10)
Net realized and unrealized gain (loss)	(0.37)	0.23		0.16
Total investment operations	(0.46)	0.10		0.06
Dividends and/or distributions to shareholders:
Net investment income	—	(0.39)		—
Net realized gains	(0.33)	—		—
Total dividends and/or distributions to shareholders	(0.33)	(0.39)		—
Net asset value, end of period/year	$8.98	$9.77		$10.06
Total return	(5.09)%	1.01%		0.60	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$124,357	$166,685		$222,239
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.49%	2.22%		1.93	%(G)
Including waiver and/or reimbursement and recapture	1.50%	1.50	%(D)	1.50	%(G)
Net investment income (loss) to average net assets (C)	(0.96)%	(1.36	)%(D)	(1.49	)%(G)
Portfolio turnover rate (H)	—%	—%		—	%(E)

(A)	Commenced operations on March 3, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Managed Futures Strategy
	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013
Net asset value, beginning of year	$8.47	$11.06		$10.28	$10.10	$9.36
Investment operations:
Net investment income (loss) (A) (B)	(0.06)	(0.10	)(C)	(0.15)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	(0.55)	(0.37)		1.46	0.64	0.87
Total investment operations	(0.61)	(0.47)		1.31	0.50	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(1.11)		(0.08)	(0.04)	—
Net realized gains	—	(1.01)		(0.45)	(0.28)	—
Return of capital	(0.08)	—		—	—	—
Total dividends and/or distributions to shareholders	(0.09)	(2.12)		(0.53)	(0.32)	—
Net asset value, end of year	$7.77	$8.47		$11.06	$10.28	$10.10
Total return	(7.22)%	(5.00)%		12.89%	4.97%	7.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$160,881	$202,184		$325,631	$413,887	$441,775
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	2.29%	2.02%		1.68%	1.68%	1.57%
Including waiver and/or reimbursement and recapture	1.45%	1.44	%(C)	1.42%	1.42%	1.32%
Net investment income (loss) to average net assets (B)	(0.72)%	(1.13	)%(C)	(1.37)%	(1.39)%	(1.30)%
Portfolio turnover rate (E)	—%	—%		—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS

At October 31, 2017

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below.

Fund	Fund
Transamerica Core Bond (“Core Bond”)	Transamerica Long/Short Strategy (“Long/Short Strategy”)
Transamerica Developing Markets Equity (“Developing Markets Equity”)	Transamerica Mid Cap Value (“Mid Cap Value”)
Transamerica Global Real Estate Securities (“Global Real Estate Securities”)	Transamerica Total Return (“Total Return”)
Transamerica International Equity Opportunities (“International Equity Opportunities”)	Transamerica Global Multifactor Macro (“Global Multifactor Macro”) (A)
Transamerica International Small Cap (“International Small Cap”)	Transamerica Managed Futures Strategy (“Managed Futures Strategy”) (B)

(A)	Transamerica Cayman Global Multifactor Macro, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Fund. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information.
(B)	Transamerica Cayman Managed Futures Strategy, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Fund. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information.

Global Real Estate Securities, Global Multifactor Macro, and Managed Futures Strategy are classified as “non-diversified” funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions;

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

1. ORGANIZATION (continued)

compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. (each, a “Subsidiary”: collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Global Multifactor Macro and Managed Futures Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

As of October 31, 2017, each Subsidiary as a percentage of the Funds’ net assets is as follows:

Fund	Subsidiary	Value	Percentage of Net Assets
Global Multifactor Macro	Transamerica Cayman Global Multifactor Macro, Ltd.	$29,119,526	23.42%
Managed Futures Strategy	Transamerica Cayman Managed Futures Strategy, Ltd.	37,522,956	23.32

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations or Consolidated Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations or Consolidated Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations. For the year ended October 31, 2017, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Global Real Estate Securities	$4,830
International Equity Opportunities	5,166
Mid Cap Value	2,872

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Long/Short Strategy using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

4. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

4. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2017, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments or Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”) and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

4. SECURITY VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Funds normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2017, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2017, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2017, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations or Consolidated Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2017, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery and/or forward commitment (including TBAs) securities purchased or sold within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations or Consolidated Statements of Operations. Net income from securities lending within the Statements of Operations or Consolidated Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2017, if any, are shown on a gross basis within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2017, the Funds have not utilized the program.

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds are subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds exercising their rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended October 31, 2017, the Funds’ average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$52,006,107	362	0.97%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open reverse repurchase agreements at October 31, 2017, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included in Interest income on the Statements of Operations or Consolidated Statements of Operations.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ portfolio turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2017, Total Return earned price drop fee income of $64,152. The price drop fee income is included in Interest income within the Statements of Operations or Consolidated Statements of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included in Interest income on the Statements of Operations or Consolidated Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is reflected in Interest income on the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2017, the Funds’ average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$4,630,790	156	0.71%

Open sale-buyback financing transactions at October 31, 2017, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments or Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments or Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2017.

Repurchase agreements at October 31, 2017, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations or Consolidated Statements of Operations. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations or Consolidated Statements of Operations.

Open short sale transactions at October 31, 2017, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected as a liability within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017. Funds not listed in the subsequent table do not have these transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Core Bond
Securities Lending Transactions
Corporate Debt Securities	$4,475,432	$—	$—	$—	$4,475,432
U.S. Government Obligations	12,851,391	—	—	—	12,851,391
Total Securities Lending Transactions	$17,326,823	$—	$—	$—	$17,326,823
Total Borrowings	$17,326,823	$—	$—	$—	$17,326,823

Transamerica Developing Markets Equity
Securities Lending Transactions
Common Stocks	$32,016,035	$—	$—	$—	$32,016,035
Total Borrowings	$32,016,035	$—	$—	$—	$32,016,035

Transamerica Global Real Estate Securities
Securities Lending Transactions
Common Stocks	$585,906	$—	$—	$—	$585,906
Total Borrowings	$585,906	$—	$—	$—	$585,906

Transamerica International Equity Opportunities
Securities Lending Transactions
Common Stocks	$19,447,583	$—	$—	$—	$19,447,583
Total Borrowings	$19,447,583	$—	$—	$—	$19,447,583

Transamerica International Small Cap
Securities Lending Transactions
Common Stocks	$18,461,378	$—	$—	$—	$18,461,378
Total Borrowings	$18,461,378	$—	$—	$—	$18,461,378

Transamerica Mid Cap Value
Securities Lending Transactions
Common Stocks	$7,915,723	$—	$—	$—	$7,915,723
Total Borrowings	$7,915,723	$—	$—	$—	$7,915,723

Transamerica Total Return
Reverse Repurchase Agreements
U.S. Government Obligations	$27,454,625	$44,757,750	$—	$—	$72,212,375
Sale Buy-back Transactions
U.S. Government Obligations	$—	$20,010,442	$—	$—	$20,010,442
Total Borrowings	$27,454,625	$64,768,192	$—	$—	$92,222,817

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2017, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations. Net periodic payments received or paid by the Funds are included as part of Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments or Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments or Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at October 31, 2017, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Open OTC swap agreements at October 31, 2017, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2017, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

from investments in securities denominated in foreign currencies. Additionally, Managed Futures Strategy utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2017, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2017. Funds not listed in the subsequent tables do not have derivative investments during the year ended October 31, 2017.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (A) (B)	$114,991	$—	$—	$—	$—	$114,991
Centrally cleared swap agreements, at value (B) (C)	148,431	—	—	698,401	—	846,832
OTC swap agreements, at value	—	—	—	6,277	—	6,277
Net unrealized appreciation on futures contracts (B) (D)	1,036,915	—	—	—	—	1,036,915
Unrealized appreciation on forward foreign currency contracts	—	4,890,420	—	—	—	4,890,420
Total	$1,300,337	$4,890,420	$—	$704,678	$—	$6,895,435

Global Multifactor Macro
Centrally cleared swap agreements, at value (B) (C)	$3,088,611	$—	$—	$—	$—	$3,088,611
OTC swap agreements, at value	2,003	—	725,313	—	—	727,316
Net unrealized appreciation on futures contracts (B) (D)	264,131	—	942,324	—	464,361	1,670,816
Unrealized appreciation on forward foreign currency contracts	—	4,850,571	—	—	—	4,850,571
Total	$3,354,745	$4,850,571	$1,667,637	$—	$464,361	$10,337,314

Managed Futures Strategy
OTC swap agreements, at value	$—	$—	$1,357,797	$—	$—	$1,357,797
Net unrealized appreciation on futures contracts (B) (D)	691,738	—	3,264,064	—	1,495,044	5,450,846
Unrealized appreciation on forward foreign currency contracts	—	7,275,425	—	—	—	7,275,425
Total	$691,738	$7,275,425	$4,621,861	$—	$1,495,044	$14,084,068

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Written options and swaptions, at value (B)	$(50,155)	$(195,587)	$—	$—	$—	$(245,742)
Centrally cleared swap agreements, at value (B) (C)	(857,259)	—	—	—	—	(857,259)
Net unrealized depreciation on futures contracts (B) (D)	(2,624,992)	—	—	—	—	(2,624,992)
Unrealized depreciation on forward foreign currency contracts	—	(5,003,293)	—	—	—	(5,003,293)
Total	$(3,532,406)	$(5,198,880)	$—	$—	$—	$(8,731,286)

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Global Multifactor Macro
Centrally cleared swap agreements, at value (B) (C)	$(3,537,428)	$—	$—	$—	$—	$(3,537,428)
OTC swap agreements, at value	—	—	(284,860)	—	—	(284,860)
Net unrealized depreciation on futures contracts (B) (D)	(114,163)	—	(1,438,203)	—	(335,462)	(1,887,828)
Unrealized depreciation on forward foreign currency contracts	—	(7,050,648)	—	—	—	(7,050,648)
Total	$(3,651,591)	$(7,050,648)	$(1,723,063)	$—	$(335,462)	$(12,760,764)

Managed Futures Strategy
OTC swap agreements, at value	$—	$—	$(174,210)	$—	$—	$(174,210)
Net unrealized depreciation on futures contracts (B) (D)	(64,058)	—	—	—	(352,774)	(416,832)
Unrealized depreciation on forward foreign currency contracts	—	(9,516,195)	—	—	—	(9,516,195)
Total	$(64,058)	$(9,516,195)	$(174,210)	$—	$(352,774)	$(10,107,237)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations or Consolidated Statements of Operations, categorized by primary market risk exposure as of October 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (A)	$(314,058)	$(21,973)	$—	$—	$—	$(336,031)
Written options and swaptions	765,782	897,536	—	—	—	1,663,318
Swap agreements	(6,330,250)	—	—	627,133	—	(5,703,117)
Futures contracts	(1,530,862)	—	—	—	—	(1,530,862)
Forward foreign currency contracts	—	2,751,335	—	—	—	2,751,335
Total	$(7,409,388)	$3,626,898	$—	$627,133	$—	$(3,155,357)

Global Multifactor Macro
Swap agreements	$380,669	$—	$(1,383,113)	$—	$(372,335)	$(1,374,779)
Futures contracts	(1,203,682)	—	898,654	—	72,306	(232,722)
Forward foreign currency contracts	—	523,501	—	—	—	523,501
Total	$(823,013)	$523,501	$(484,459)	$—	$(300,029)	$(1,084,000)

Managed Futures Strategy
Swap agreements	$(1,833,974)	$—	$2,065,569	$—	$(3,883,185)	$(3,651,590)
Futures contracts	(5,804,016)	—	5,337,552	—	(8,683,178)	(9,149,642)
Forward foreign currency contracts	—	(4,985,426)	—	—	—	(4,985,426)
Total	$(7,637,990)	$(4,985,426)	$7,403,121	$—	$(12,566,363)	$(17,786,658)

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (B)	$120,015	$—	$—	$—	$—	$120,015
Written options and swaptions	(152,258)	(34,093)	—	—	—	(186,351)
Swap agreements	15,611,083	—	—	4,033	—	15,615,116
Futures contracts	1,011,275	—	—	—	—	1,011,275
Forward foreign currency contracts	—	(3,106,605)	—	—	—	(3,106,605)
Total	$16,590,115	$(3,140,698)	$—	$4,033	$—	$13,453,450

Global Multifactor Macro
Swap agreements	$309,730	$—	$212,923	$—	$18,647	$541,300
Futures contracts	(261,744)	—	(2,481,355)	—	(194,703)	(2,937,802)
Forward foreign currency contracts	—	(3,004,316)	—	—	—	(3,004,316)
Total	$47,986	$(3,004,316)	$(2,268,432)	$—	$(176,056)	$(5,400,818)

Managed Futures Strategy
Swap agreements	$368,437	$—	$1,424,418	$—	$—	$1,792,855
Futures contracts	607,035	—	3,222,854	—	1,416,810	5,246,699
Forward foreign currency contracts	—	(1,874,377)	—	—	—	(1,874,377)
Total	$975,472	$(1,874,377)	$4,647,272	$—	$1,416,810	$5,165,177

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations or Consolidated Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations or Consolidated Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2017.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
Total Return	$17,901	$175,570	$(225,126)	$(162,122)	$169,551,475	261,115,385	(443,742,308)	$104,263,023	$245,543,106
Global Multifactor Macro	—	—	—	—	2,675,420,138	16,411,084	(4,026,966,804)	245,796,258	231,303,172
Managed Futures Strategy	—	—	—	—	42,269,233	186,336,153	(1,385,878,773)	352,557,327	324,420,229

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting proposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Fund, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received at the broker within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer is made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2017. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Total Return
Bank of America, N.A.	$598,101	$(598,101)	$—	$—	$1,573,340	$(598,101)	$(862,559)	$112,680
BNP Paribas	253,985	(253,985)	—	—	852,549	(253,985)	(500,950)	97,614
Citibank N.A.	571,658	(453,025)	—	118,633	453,025	(453,025)	—	—
Deutsche Bank AG	—	—	—	—	16,827	—	(16,827)	—
Goldman Sachs Bank	588,908	(490,014)	—	98,894	490,014	(490,014)	—	—
Goldman Sachs International	1,994	—	—	1,994	—	—	—	—
HSBC Bank USA	7,311	(7,311)	—	—	171,129	(7,311)	(143,121)	20,697
JPMorgan Chase Bank, N.A.	2,449,441	(530,380)	(1,890,000)	29,061	530,380	(530,380)	—	—
Merrill Lynch International	4,283	—	—	4,283	—	—	—	—
Morgan Stanley Capital Services, Inc.	370,788	(183,230)	—	187,558	183,230	(183,230)	—	—
Royal Bank of Scotland PLC	—	—	—	—	19,585	—	—	19,585
Standard Chartered Bank	26,915	(26,915)	—	—	600,408	(26,915)	(573,493)	—
UBS AG	119,454	(119,454)	—	—	356,623	(119,454)	—	237,169
Other Derivatives (C)	1,902,597	—	—	1,902,597	3,484,176	—	—	3,484,176

Total	$6,895,435	$(2,662,415)	$(1,890,000)	$2,343,020	$8,731,286	$(2,662,415)	$(2,096,950)	$3,971,921

Global Multifactor Macro
Citibank N.A.	$4,853,752	$(4,853,752)	$—	$—	$7,116,072	$(4,853,752)	$(2,262,320)	$—
Goldman Sachs International	36,664	(36,664)	—	—	47,233	(36,664)	(10,569)	—
Merrill Lynch International	687,471	(172,203)	(515,268)	—	172,203	(172,203)	—	—
Other Derivatives (C)	4,759,427	—	—	4,759,427	5,425,256	—	—	5,425,256

Total	$10,337,314	$(5,062,619)	$(515,268)	$4,759,427	$12,760,764	$(5,062,619)	$(2,272,889)	$5,425,256

Managed Futures Strategy
Bank of America, N.A.	$437,542	$(116,727)	$—	$320,815	$116,727	$(116,727)	$—	$—
Citibank N.A.	7,630,380	(7,630,380)	—	—	9,561,518	(7,630,380)	(1,931,138)	—
Goldman Sachs International	283,389	—	(283,389)	—	—	—	—	—
Merrill Lynch International	281,911	(12,160)	(262,622)	7,129	12,160	(12,160)	—	—
Other Derivatives (C)	5,450,846	—	—	5,450,846	416,832	—	—	416,832

Total	$14,084,068	$(7,759,267)	$(546,011)	$5,778,790	$10,107,237	$(7,759,267)	$(1,931,138)	$416,832

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments or Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectuses, including but not limited to the following:

Arbitrage strategy risk: Securities purchased pursuant to an arbitrage strategy intend to take advantage of a perceived relationship between the values of two or more securities and may not perform as expected.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The values of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When the value of fixed-income securities fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so there is a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. RISK FACTORS (continued)

because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

As of October 31, 2017, the percentage of each Fund’s net assets owned by affiliated investors are as follows:

Core Bond	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$128,733,612	9.83%
Transamerica Asset Allocation – Conservative VP	163,001,181	12.44
Transamerica Asset Allocation – Moderate Growth Portfolio	134,044,560	10.23
Transamerica Asset Allocation – Moderate Growth VP	166,100,014	12.68
Transamerica Asset Allocation – Moderate Portfolio	175,426,204	13.39
Transamerica Asset Allocation – Moderate VP	420,404,171	32.11
Transamerica International Moderate Growth VP	19,165,905	1.46
Transamerica Madison Balanced Allocation VP	20,473,023	1.56
Transamerica Madison Conservative Allocation VP	16,221,946	1.24
Transamerica Multi-Manager Alternative Strategies Portfolio	3,276,956	0.25
Transamerica Multi-Manager Alternative Strategies VP	32,577	0.00	(A)
Total	$1,246,880,149	95.19%

Developing Markets Equity
Transamerica Asset Allocation – Conservative Portfolio	$40,210,235	3.35%
Transamerica Asset Allocation – Conservative VP	45,303,860	3.78
Transamerica Asset Allocation – Growth Portfolio	159,315,874	13.29
Transamerica Asset Allocation – Growth VP	91,207,630	7.61
Transamerica Asset Allocation – Moderate Growth Portfolio	183,239,250	15.28
Transamerica Asset Allocation – Moderate Growth VP	259,836,217	21.67
Transamerica Asset Allocation – Moderate Portfolio	102,311,058	8.53
Transamerica Asset Allocation – Moderate VP	260,776,452	21.75
Transamerica International Moderate Growth VP	21,955,617	1.83
Transamerica Multi-Manager Alternative Strategies Portfolio	3,037,995	0.25
Transamerica Multi-Manager Alternative Strategies VP	34,231	0.00	(A)
Total	$1,167,228,419	97.34%

Global Real Estate Securities
Transamerica Asset Allocation – Growth Portfolio	$4,749,417	17.38%
Transamerica Asset Allocation – Moderate Growth Portfolio	11,947,130	43.71
Transamerica Multi-Manager Alternative Strategies Portfolio	5,615,281	20.54
Transamerica Multi-Manager Alternative Strategies VP	68,917	0.25
Total	$22,380,745	81.88%

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

International Equity Opportunities	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$23,945,786	1.75%
Transamerica Asset Allocation – Conservative VP	46,504,521	3.39
Transamerica Asset Allocation – Growth Portfolio	90,283,997	6.60
Transamerica Asset Allocation – Growth VP	103,796,289	7.59
Transamerica Asset Allocation – Moderate Growth Portfolio	107,258,659	7.84
Transamerica Asset Allocation – Moderate Growth VP	382,682,139	27.96
Transamerica Asset Allocation – Moderate Portfolio	54,809,124	4.01
Transamerica Asset Allocation – Moderate VP	330,596,014	24.15
Transamerica International Moderate Growth VP	206,600,960	15.10
Total	$1,346,477,489	98.39%

International Small Cap
Transamerica Asset Allocation – Conservative Portfolio	$13,585,215	8.86%
Transamerica Asset Allocation – Growth Portfolio	42,110,382	27.47
Transamerica Asset Allocation – Moderate Growth Portfolio	55,854,628	36.44
Transamerica Asset Allocation – Moderate Portfolio	30,150,584	19.67
Total	$141,700,809	92.44%

Long/Short Strategy
Transamerica Multi-Manager Alternative Strategies Portfolio	$17,525,621	98.77%
Transamerica Multi-Manager Alternative Strategies VP	217,876	1.23
Total	$17,743,497	100.00%

Mid Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$9,431,825	4.37%
Transamerica Asset Allocation – Growth Portfolio	64,466,186	29.86
Transamerica Asset Allocation – Moderate Growth Portfolio	89,806,863	41.59
Transamerica Asset Allocation – Moderate Portfolio	41,718,064	19.32
Total	$205,422,938	95.14%

Total Return
Transamerica Asset Allocation – Conservative Portfolio	$162,479,972	25.99%
Transamerica Asset Allocation – Moderate Growth Portfolio	163,099,339	26.09
Transamerica Asset Allocation – Moderate Portfolio	218,246,322	34.92
Total	$543,825,633	87.00%

Global Multifactor Macro
Transamerica Asset Allocation – Conservative Portfolio	$12,660,553	10.18%
Transamerica Asset Allocation – Growth Portfolio	22,276,435	17.91
Transamerica Asset Allocation – Moderate Growth Portfolio	38,957,870	31.33
Transamerica Asset Allocation – Moderate Portfolio	27,419,666	22.05
Transamerica Multi-Manager Alternative Strategies Portfolio	21,852,139	17.57
Transamerica Multi-Manager Alternative Strategies VP	274,343	0.22
Total	$123,441,006	99.26%

Managed Futures Strategy
Transamerica Asset Allocation – Conservative Portfolio	$25,110,638	15.61%
Transamerica Asset Allocation – Growth Portfolio	39,221,747	24.38
Transamerica Asset Allocation – Moderate Growth Portfolio	42,779,149	26.59
Transamerica Asset Allocation – Moderate Portfolio	33,482,018	20.81
Transamerica Multi-Manager Alternative Strategies Portfolio	17,294,595	10.75
Transamerica Multi-Manager Alternative Strategies VP	214,670	0.13
Total	$158,102,817	98.27%

(A)	Percentage rounds to less than 0.01%.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Core Bond
Effective August 1, 2017
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365
Prior to August 1, 2017
First $750 million	0.480
Over $750 million up to $1 billion	0.430
Over $1 billion	0.405
Developing Markets Equity
Effective August 1, 2017
First $500 million	1.130
Over $500 million up to $1 billion	1.030
Over $1 billion up to $1.5 billion	0.980
Over $1.5 billion up to $2 billion	0.960
Over $2 billion	0.950
Prior to August 1, 2017
First $50 million	1.230
Over $50 million up to $200 million	1.180
Over $200 million up to $500 million	1.130
Over $500 million	1.080
Global Real Estate Securities
First $250 million	0.830
Over $250 million up to $500 million	0.805
Over $500 million up to $1 billion	0.730
Over $1 billion	0.680
International Equity Opportunities
Effective August 1, 2017
First $500 million	0.905
Over $500 million up to $1 billion	0.880
Over $1 billion up to $1.5 billion	0.830
Over $1.5 billion up to $2 billion	0.805
Over $2 billion	0.780
Prior to August 1, 2017
First $250 million	0.930
Over $250 million up to $500 million	0.905
Over $500 million up to $1 billion	0.880
Over $1 billion	0.830

Fund	Rate
International Small Cap
First $300 million	1.100%
Over $300 million	1.030
Long/Short Strategy
First 300 million	1.230
Over $300 million up to $1 billion	1.180
Over $1 billion	1.155
Mid Cap Value
First $100 million	0.880
Over $100 million	0.830
Total Return
First $250 million	0.680
Over $250 million up to $500 million	0.670
Over $500 million up to $750 million	0.660
Over $750 million up to $1 billion	0.630
Over $1 billion up to $3 billion	0.600
Over $3 billion	0.570
Global Multifactor Macro
First $150 million	1.250
Over $150 million up to $300 million	1.190
Over $300 million up to $500 million	1.140
Over $500 million up to $600 million	1.130
Over $600 million	1.080
Managed Futures Strategy
First $500 million	1.130
Over $500 million	1.080

Transamerica Cayman Global Multifactor Macro, Ltd., and Transamerica Cayman Managed Futures Strategy, Ltd. entered into separate contracts with TAM for the management of the Subsidiaries pursuant to which the Subsidiaries pay TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Funds’ management fee in an amount equal to the management fee paid to TAM by the Subsidiaries. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statements of Operations, may not be discontinued by TAM as long as its contract with the Subsidiaries is in place.

For the year ended October 31, 2017, the amounts waived are $393,746 and $425,097, for Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd., respectively and are not subject to recapture.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations or the Consolidated Statements of Operations. Funds not listed in the subsequent table do not have an operating expense limit.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Core Bond (A)	0.60%	March 1, 2018
Developing Markets Equity	1.45	March 1, 2018
International Small Cap	1.27	March 1, 2018
Long/Short Strategy	1.59	March 1, 2018
Mid Cap Value	1.05	March 1, 2018
Global Multifactor Macro	1.50	March 1, 2018
Managed Futures Strategy	1.45	March 1, 2018

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations or Consolidated Statements of Operations.

As of October 31, 2017, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture by TAM.

	Amounts Available from Fiscal Years
Fund	2015	2016	2017	Total
International Small Cap	$—	$—	$162,259	$162,259
Long/Short Strategy	—	—	28,273	28,273
Global Multifactor Macro	26,832	851,269	1,117,901	1,996,002
Managed Futures Strategy	—	822,351	966,388	1,788,739

Administration fees: Each Fund pays a management fee to TAM for investment management and administration services. The management fee is reflected in Investment management fees within the Statements of Operations or Consolidated Statements of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and Statements of Operations or Consolidated Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. For the year ended October 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations or Consolidated Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2017.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAM, or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2017, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) listed below. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
Developing Markets Equity	$1,017,397	$—	$—
International Equity Opportunities	1,521,218	1,381,571	329,027
Total Return	22,251,513	9,198,051	124,972

10. PRINCIPAL OWNERSHIP

As of October 31, 2017, the Funds had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Core Bond	5	80.81%	80.81%
Developing Markets Equity	4	71.97%	71.97%
Global Real Estate Securities	4	93.84%	81.61%
International Equity Opportunities	3	67.24%	67.24%
International Small Cap	3	83.61%	83.61%
Long/Short Strategy	1	98.77%	98.77%
Mid Cap Value	3	90.80%	90.80%
Total Return	3	86.97%	86.97%
Global Multifactor Macro	5	99.14%	99.14%
Managed Futures Strategy	5	98.12%	98.12%

11. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Core Bond	$228,050,051	$148,889,823	$208,787,997	$143,394,326
Developing Markets Equity	461,775,899	—	504,249,497	—
Global Real Estate Securities	35,882,693	—	47,029,784	—
International Equity Opportunities	185,989,495	—	252,409,718	—
International Small Cap	56,431,017	—	49,379,097	—
Long/Short Strategy (A)	53,866,797	—	55,199,551	—
Mid Cap Value	25,895,121	—	105,390,506	—
Total Return	202,568,824	247,995,180	166,372,230	281,205,330

(A)	Fund includes securities sold short.

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations or Consolidated Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, swaps, passive foreign investment companies, foreign currency transactions, security sold short, TIPS, dollar roll adjustments, partnership basis adjustments, subpart F income, futures contracts, options contracts and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, net operating losses, distribution re-designations, dividend expense reclass, paydown gain/loss, passive foreign investment companies, foreign currency transactions, partnership basis adjustments, capital loss carryforward expirations, broker fee reclasses, CCP clearing fee reclasses, prior year real estate investment trust and non-real estate investment trust reversals, TIPS, capital gains tax reclass, adjustments to prior year accumulated balances, investment in wholly owned foreign subsidiaries and return of capital distributions from underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Core Bond	$—	$3,457,117	$(3,457,117)
Developing Markets Equity	—	(33,283)	33,283
Global Real Estate Securities	(25,087,668)	1,499,667	23,588,001
International Equity Opportunities	—	296,539	(296,539)
International Small Cap	—	530,141	(530,141)
Long/Short Strategy	(145,835)	212,253	(66,418)
Mid Cap Value	—	6	(6)
Total Return	—	(6,126,609)	6,126,609
Global Multifactor Macro	(200,891)	241,196	(40,305)
Managed Futures Strategy	(13,082,270)	248,227	12,834,043

As of October 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Portfolio	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
Core Bond	$1,301,046,471	$29,138,389	$(8,072,448)	$21,065,941
Developing Markets Equity	1,014,801,001	226,703,612	(21,247,079)	205,456,533
Global Real Estate Securities	25,031,321	3,183,646	(324,921)	2,858,725
International Equity Opportunities	1,208,462,741	212,628,261	(35,265,826)	177,362,435
International Small Cap	145,782,845	42,107,551	(16,644,683)	25,462,868
Long/Short Strategy	16,516,806	2,806,839	(981,468)	1,825,371
Mid Cap Value	137,644,749	89,218,036	(2,492,034)	86,726,002
Total Return	969,368,173	19,871,983	(15,372,717)	4,499,266
Global Multifactor Macro	120,971,527	3,353,242	(9,647,418)	(6,294,176)
Managed Futures Strategy	176,598,799	2,346,973	(24,774,583)	(22,427,610)

As of October 31, 2017, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on October 31,	Unlimited
Fund	2018	Short-Term	Long-Term
Core Bond	$—	$275,715	$2,413,063
Developing Markets Equity	—	19,063,739	16,928,242
Global Real Estate Securities	12,882,785	—	—
International Equity Opportunities	—	—	3,932,571
Total Return	—	—	3,461,465
Global Multifactor Macro	—	2,673,930	1,640,225
Managed Futures Strategy	—	9,447,141	5,140,606

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended October 31, 2017, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Developing Markets Equity	$48,638,538
Global Real Estate Securities	28,352,230
International Equity Opportunities	19,813,960

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are listed below.

	2017 Distributions Paid From				2016 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Core Bond	$35,577,432	$—	$—	$—	$33,037,574	$—	$—	$—
Developing Markets Equity	999,722	—	—	—	—	—	—	—
Global Real Estate Securities	1,219,979	—	—	—	1,113,879	—	—	—
International Equity Opportunities	12,679,466	—	—	—	8,066,370	—	16,146,212	—
International Small Cap	6,596,372	—	37,872,174	—	13,903,467	—	26,113,401	—
Long/Short Strategy	—	—	115,862	—	—	—	7,930,295	—
Mid Cap Value	2,380,194	—	16,569,432	—	2,357,651	—	16,591,578	—
Total Return	20,458,543	—	3,073,345	—	24,713,147	—	4,057,235	—
Global Multifactor Macro	371	—	5,429,268	—	8,579,002	—	1,352	—
Managed Futures Strategy	234,782	—	—	1,749,421	42,116,894	—	16,637,000	—

As of October 31, 2017, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Core Bond	$285,401	$—	$—	$(2,688,778)	$—	$(5,737)	$21,065,941
Developing Markets Equity	5,158,296	—	—	(35,991,981)	—	—	205,455,738
Global Real Estate Securities	639,170	—	—	(12,882,785)	—	—	2,858,286
International Equity Opportunities	22,109,917	—	—	(3,932,571)	—	—	177,374,933
International Small Cap	3,666,286	—	9,668,797	—	—	—	25,465,324
Long/Short Strategy	—	—	1,591,705	—	(235,411)	(40,399)	1,825,371
Mid Cap Value	1,324,783	—	17,316,589	—	—	—	86,726,002
Total Return	924,181	—	—	(3,461,465)	—	(297,074)	4,387,496
Global Multifactor Macro	4,577,170	—	—	(4,314,155)	—	(2,976,747)	(6,311,479)
Managed Futures Strategy	—	—	—	(14,587,747)	(965,573)	(24,922,148)	(22,426,055)

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

13. RECLASSIFICATION

Certain amounts prior to November 1, 2015 have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the net increase (decrease) in net assets resulting from operations. The Trust concluded that it was appropriate to classify borrowing costs, which relate to charges from a broker for securities sold short positions, as an expense which is included in Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. Previously, the borrowing costs had been included in Net realized gain/(loss) on securities sold short within the Statements of Operations. Corresponding reclassifications have been made to Net investment income (loss) and Realized gain (loss) within the Statements of Changes in Net Assets, and Net investment income (loss) per share, Net realized and unrealized gain (loss) per share and Expenses to average net asset ratios within the Financial Highlights. The impact of the reclassification is an increase to realized gain (loss) and total expenses, and a decrease in net investment income. All impacted amounts, as identified within the Financial Highlights have been adjusted for purposes of comparability.

14. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-15 (“ASU 2016-15”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force”. The guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Funds’ financial statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force”. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Funds’ financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Funds’ financial statements.

15. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Core Bond, Transamerica Developing Markets Equity, Transamerica Global Real Estate Securities, Transamerica International Equity Opportunities, Transamerica International Small Cap, Transamerica Long/Short Strategy, Transamerica Mid Cap Value and Transamerica Total Return, as of October 31, 2017, and the related statements of operations and cash flows (for Transamerica Long/Short Strategy) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy, as of October 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein. The aforementioned ten funds of the Transamerica Funds are hereafter referred to as the “Funds.” These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned ten Funds of the Transamerica Funds at October 31, 2017, the results of their operations and consolidated operations, and the cash flows for the year then ended, the changes in their net assets and the changes in their consolidated net assets for each of the two years in the period then ended, and the financial highlights and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 27, 2017

Transamerica Funds	Annual Report 2017

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2017, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Developing Markets Equity	$13,007,642
International Small Cap	2,037,370
Mid Cap Value	2,380,194

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Developing Markets Equity	5%
Global Real Estate Securities	0	(A)
International Equity Opportunities	0	(A)
Mid Cap Value	100

(A)	Rounds to less than 1%.

For tax purposes, the long-term capital gain designations for the year ended October 31, 2017 are as follows:

Fund	Long-Term Capital Gain Designation
International Small Cap	$37,872,174
Long/Short Strategy	115,862
Mid Cap Value	16,569,432
Total Return	3,073,345
Global Multifactor Macro	5,429,268

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Developing Markets Equity	$19,388,813	$1,658,418
International Equity Opportunities	23,706,642	1,854,476
International Small Cap	2,753,917	203,217

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Core Bond	Transamerica International Small Cap
Transamerica Developing Markets Equity	Transamerica Long/Short Strategy
Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Transamerica Global Real Estate Securities	Transamerica Mid Cap Value
Transamerica International Equity Opportunities	Transamerica Total Return

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Core Bond	J.P. Morgan Investment Management, Inc.
Transamerica Developing Markets Equity	OppenheimerFunds, Inc.
Transamerica Global Multifactor Macro	AQR Capital Management, LLC
Transamerica Global Real Estate Securities	CBRE Clarion Securities LLC
Transamerica International Equity Opportunities	MFS Investment Management
Transamerica International Small Cap	Schroder Investment Management North America, Inc./Schroder Investment Management North America Limited
Transamerica Long/Short Strategy	J.P. Morgan Investment Management, Inc.
Transamerica Managed Futures Strategy	AQR Capital Management, LLC
Transamerica Mid Cap Value	J.P. Morgan Investment Management, Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2016. The Board’s conclusions as to performance are summarized below. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica Developing Markets Equity. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 5- and 10-year periods and below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Global Multifactor Macro. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Global Real Estate Securities. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica International Equity Opportunities. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica International Small Cap. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Long/Short Strategy. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on January 6, 2011 pursuant to its current investment strategies.

Transamerica Managed Futures Strategy. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during the first quarter of 2017.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 5- and 10-year periods and below its benchmark for the past 3-year period.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Developing Markets Equity. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Multifactor Macro. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Real Estate Securities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe.

Transamerica International Equity Opportunities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe.

Transamerica International Small Cap. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Long/Short Strategy. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Managed Futures Strategy. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., CBRE Clarion Securities LLC, MFS Investment Management and Schroder Investment Management North America, Inc. is generally appropriate and in the best interests of the applicable Funds. The Board also noted that CBRE Clarion Securities LLC, MFS Investment Management and Schroder Investment Management North America, Inc. participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2017

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica ETF Trust (“TET”); (ii) Transamerica Funds (“TF”); (iii) Transamerica Series Trust (“TST”); (iv) Transamerica Partners Funds Group (“TPFG”); (v) Transamerica Partners Funds Group II (“TPFG II”); (vi) Transamerica Partners Funds (“TPP”); and (vii) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present);Director, Aegon Global Funds (since 2016)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (60)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, JP Morgan Investment Management (1994 – 2003); and Head of U.S. Equity, Bankers Trust Company (2000 – 2003); Managing Director, (1981 – 1994); Head of Global Quantitative Investments Group (1989 – 1994).	131	N/A
John Edgar Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Director, Center for Financial Literacy, Champlain College (2010 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – present); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – present); Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 – 2007); General Counsel (1997 – 2004).	131	N/A
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (65)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Operation
PAR, Inc.

(non-profit
organization)

(2008 –
present);

Remember
Honor
Support, Inc.
(non-profit
organization)

(2013 –
present)Board
Member,
WRH Income
Properties,
Inc.

(real estate)

(2014 –
present);
Boley PAR,
Inc. (2016 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2017

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (57)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Transamerica Funds	Annual Report 2017

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (47)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, Oppenheimer Funds (2007 – 2010)

Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2016 – present); Assistant General Counsel, TAM (2016 – present), High Level Specialist Attorney, TAM (2014 – 2016); Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014); Managing Member, Mills Law, LLC (2010 – 2011); Counsel, Old Mutual Capital (2006 – 2009); Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and Securities Counsel, J.D. Edwards (2000 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2017

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2017

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc.

25336_ARMFP1017

© 2017 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Transamerica Funds	Annual Report 2017

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending October 31, 2017.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. In early November of 2016, the surprise election victory of Donald Trump generated a strong reaction in both the equity and fixed income markets. As a result, the final two months of 2016 saw a move upward in stocks, driven by the prospect of less overall government regulation and the potential for legislation out of Washington pertaining to tax reform and enhanced levels of fiscal spending. Longer term interest rates also rose materially during this time in response to anticipation of new economic policies perceived to be more growth oriented and inflationary. Between election-day and calendar year end, the 10-year Treasury yield jumped from 1.88% to 2.45%.

After this initial spike in long term yields, market interest rates fluctuated with the 10-year Treasury yield ranging from a high of 2.62% in March 2017 to a low of 2.05% in September 2017. Much of this movement appeared to be in response to the lack of legislative progress regarding the new administration’s economic agenda. On October 31, 2017, the 10-year Treasury yield closed at 2.38%.

Equity markets were a different story, as most major U.S. market indices, including the Dow Jones Industrial Average, the S&P 500® and the NASDAQ moved higher during the year. The primary catalyst for the ascent in stocks was corporate earnings, as during the first half of 2017 S&P 500® companies posted their strongest levels of earnings growth in five years, as seen by aggregate double digit profit growth in both the first and second quarters. This helped to propel the equity markets even as the progress in Washington regarding new economic policy was significantly slower than anticipated. These strong corporate profit results and lower default rates also helped to support credit markets as high yield bond spreads tightened to their lowest levels in three years.

In regard to the broader economy, gross domestic product (“GDP”) growth exceeded 3% in the second quarter of 2017 for the first time in two years as steady job gains combined with growth in wages and consumer spending. The U.S. Federal Reserve (“Fed”) also moved more quickly toward normalizing short term interest rates, raising the Federal Funds Rate three times, effectively putting an end to the zero interest rate policy that had been in effect since 2008. In September 2017, the Fed announced a formal schedule to finally begin reducing its balance sheet of more than $4 trillion in bonds, which will be implemented over several years.

For the 12-month period ending October 31, 2017, the S&P 500® returned 23.63% while the MSCI EAFE Index, representing international developed market equities, gained 24.01%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.90%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2015 Class R6 returned 10.50%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned 4.65%.

STRATEGY REVIEW

ClearTrack® 2015 is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund’s glide path includes the use of a dynamic rebalancing strategy (“Dynamic Rebalancing”) in the 5 years leading up to and after retirement, which seeks to limit an investor’s exposure to extended periods of market declines. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value (“NAV”). This strategy works best during extended market declines, and often falls short in sideways, or oscillating, markets. Over the last year the Fund’s Dynamic Rebalancing was not active, due to strong market performance and historically low volatility.

The Fund had a positive absolute return over the period with positive performance coming from all but one of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well. The sole area with negative returns was the iShares TIPS Bond ETF, returning (0.27)%.

The Fund outperformed its benchmark, the Dow Jones Target 2015 Index, during the year. This was the result of the impact of asset allocation effect and style selection. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweights to International Equity and U.S. Large Cap Equity and the underweight to U.S. Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	37.0%
U.S. Equity Funds	25.5
International Equity Funds	22.9
International Fixed Income Fund	14.1
Repurchase Agreement	0.8
Securities Lending Collateral	0.5
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	9.72%	3.18%	03/02/2015
Class R6 (NAV)	10.50%	3.84%	03/02/2015
Dow Jones Target 2015 Index (A)	4.65%	3.12%

(A) Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 22.9%
Vanguard FTSE Developed Markets ETF	230,014	$ 10,162,019
Vanguard FTSE Emerging Markets ETF	45,483	2,029,906

		12,191,925

International Fixed Income Fund - 14.1%
Vanguard Total International Bond ETF	137,412	7,541,170

U.S. Equity Funds - 25.5%
Schwab U.S. Large-Cap ETF	140,158	8,608,504
Schwab U.S. REIT ETF (A)	60,738	2,469,607
Schwab U.S. Small-Cap ETF (A)	37,078	2,520,192

		13,598,303

U.S. Fixed Income Funds - 37.0%
iShares Core U.S. Aggregate Bond ETF	138,947	15,210,528
iShares TIPS Bond ETF	23,181	2,637,998
SPDR Bloomberg Barclays High Yield Bond ETF	50,738	1,889,483

		19,738,009

Total Exchange-Traded Funds (Cost $48,090,229)		53,069,407

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	297,750	$ 297,750

Total Securities Lending Collateral (Cost $297,750)		297,750

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp. 0.12% (B), dated 10/31/2017, to be repurchased at $400,280 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $411,220.	$ 400,279	400,279

Total Repurchase Agreement (Cost $400,279)		400,279

Total Investments (Cost $48,788,258)		53,767,436
Net Other Assets (Liabilities) - (0.8)%		(426,682)

Net Assets - 100.0%		$ 53,340,754

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$53,069,407	$—	$—	$53,069,407
Securities Lending Collateral	297,750	—	—	297,750
Repurchase Agreement	—	400,279	—	400,279

Total Investments	$53,367,157	$400,279	$—	$53,767,436

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $291,600. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2020 Class R6 returned 11.62%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned 7.07%.

STRATEGY REVIEW

ClearTrack® 2020 is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund’s glide path includes the use of a dynamic rebalancing strategy (“Dynamic Rebalancing”) in the 5 years leading up to and after retirement, which seeks to limit an investor’s exposure to extended periods of market declines. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value (“NAV”). This strategy works best during extended market declines, and often falls short in sideways, or oscillating, markets. Over the last year the Fund’s Dynamic Rebalancing was not active over the year, due to strong market performance and historically low volatility.

The Fund had a positive absolute return over the period with positive performance coming from all but one of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well. The sole area with negative returns was the iShares TIPS Bond ETF, returning (0.27)%.

The Fund outperformed its benchmark, the Dow Jones Target 2020 Index, during the year. This was the result of the impact of asset allocation effect and more modestly, style selection. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweights to International Equity and U.S. Large Cap Equity and the underweight to U.S. Fixed Income added value. Style selection, or sub-asset class effect, also benefited the Fund, chiefly in International Fixed Income, within the Vanguard Total International Bond ETF.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	31.2%
U.S. Equity Funds	28.7
International Equity Funds	25.4
International Fixed Income Fund	14.1
Securities Lending Collateral	7.7
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(7.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	10.79%	3.40%	03/02/2015
Class R6 (NAV)	11.62%	4.07%	03/02/2015
Dow Jones Target 2020 Index (A)	7.07%	3.90%

(A) Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 25.4%
Vanguard FTSE Developed Markets ETF	374,316	$ 16,537,281
Vanguard FTSE Emerging Markets ETF	70,499	3,146,370

		19,683,651

International Fixed Income Fund - 14.1%
Vanguard Total International Bond ETF	198,746	10,907,180

U.S. Equity Funds - 28.7%
Schwab U.S. Large-Cap ETF (A)	243,795	14,973,889
Schwab U.S. REIT ETF (A)	87,640	3,563,442
Schwab U.S. Small-Cap ETF (A)	54,320	3,692,131

		22,229,462

U.S. Fixed Income Funds - 31.2%
iShares Core U.S. Aggregate Bond ETF	170,440	18,658,067
iShares TIPS Bond ETF	33,417	3,802,855
SPDR Bloomberg Barclays High Yield Bond ETF (A)	46,598	1,735,309

		24,196,231

Total Exchange-Traded Funds (Cost $69,481,871)		77,016,524

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	5,948,525	$ 5,948,525

Total Securities Lending Collateral (Cost $5,948,525)		5,948,525

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. 0.12% (B), dated 10/31/2017, to be repurchased at $581,009 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $593,984.	$ 581,007	581,007

Total Repurchase Agreement (Cost $581,007)		581,007

Total Investments (Cost $76,011,403)		83,546,056
Net Other Assets (Liabilities) - (7.8)%		(6,054,337)

Net Assets - 100.0%		$ 77,491,719

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$77,016,524	$—	$—	$77,016,524
Securities Lending Collateral	5,948,525	—	—	5,948,525
Repurchase Agreement	—	581,007	—	581,007

Total Investments	$82,965,049	$581,007	$—	$83,546,056

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,822,660. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2025 Class R6 returned 12.83%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned 9.73%.

STRATEGY REVIEW

ClearTrack® 2025 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2025 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return over the period with positive performance coming from all but one of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well. The sole area with negative returns was the iShares TIPS Bond ETF, returning (0.27)%.

The Fund outperformed its benchmark, the Dow Jones Target 2025 Index, during the year. This was the result of the impact of asset allocation effect, while style selection detracted. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweights to International Equity and U.S. Large Cap Equity and the underweight to U.S. Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	31.6%
International Equity Funds	27.9
U.S. Fixed Income Funds	25.5
International Fixed Income Funds	14.1
Repurchase Agreement	1.0
Securities Lending Collateral	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2017

ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	12.06%	4.49%	03/02/2015
Class R6 (NAV)	12.83%	5.18%	03/02/2015
Dow Jones Target 2025 Index (A)	9.73%	4.69%

(A) Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 27.9%
Vanguard FTSE Developed Markets ETF	488,208	$ 21,569,029
Vanguard FTSE Emerging Markets ETF	90,182	4,024,823

		25,593,852

International Fixed Income Funds - 14.1%
iShares JP Morgan USD Emerging Markets Bond ETF	4	465
Vanguard Total International Bond ETF	236,712	12,990,755

		12,991,220

U.S. Equity Funds - 31.6%
Schwab U.S. Large-Cap ETF	332,742	20,437,014
Schwab U.S. REIT ETF (A)	104,854	4,263,364
Schwab U.S. Small-Cap ETF	64,357	4,374,345

		29,074,723

U.S. Fixed Income Funds - 25.5%
iShares Core U.S. Aggregate Bond ETF	165,314	18,096,923
iShares TIPS Bond ETF	39,800	4,529,240
SPDR Bloomberg Barclays High Yield Bond ETF	21,158	787,924

		23,414,087

Total Exchange-Traded Funds (Cost $81,769,068)		91,073,882

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (C)	20,750	$ 20,750

Total Securities Lending Collateral (Cost $20,750)		20,750

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp. 0.12% (C), dated 10/31/2017, to be repurchased at $921,555 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $944,283.	$ 921,551	921,551

Total Repurchase Agreement (Cost $921,551)		921,551

Total Investments (Cost $82,711,369)		92,016,183
Net Other Assets (Liabilities) - (0.1)%		(137,379)

Net Assets - 100.0%		$ 91,878,804

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$91,073,882	$—	$—	$91,073,882
Securities Lending Collateral	20,750	—	—	20,750
Repurchase Agreement	—	921,551	—	921,551

Total Investments	$91,094,632	$921,551	$—	$92,016,183

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $20,330. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rates disclosed reflect the yields at October 31, 2017.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

For the 12-month ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2030 Class R6 returned 14.20%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned 13.04%.

STRATEGY REVIEW

ClearTrack® 2030 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2030 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return over the period with positive performance coming from all but one of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well. The sole area with negative returns was the iShares TIPS Bond ETF, returning (0.27)%.

The Fund outperformed its benchmark, the Dow Jones Target 2030 Index, during the year. This was the result of the impact of asset allocation effect, while style selection detracted. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweight to International Equity and the underweight to U.S. Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	36.4%
International Equity Funds	28.5
U.S. Fixed Income Funds	19.0
International Fixed Income Funds	15.6
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	13.43%	5.19%	03/02/2015
Class R6 (NAV)	14.20%	5.86%	03/02/2015
Dow Jones Target 2030 Index (A)	13.04%	5.60%

(A) Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 28.5%
Vanguard FTSE Developed Markets ETF	395,443	$ 17,470,672
Vanguard FTSE Emerging Markets ETF	57,616	2,571,402

		20,042,074

International Fixed Income Funds - 15.6%
iShares JP Morgan USD Emerging Markets Bond ETF	8,917	1,036,601
Vanguard Total International Bond ETF	181,169	9,942,555

		10,979,156

U.S. Equity Funds - 36.4%
Schwab U.S. Large-Cap ETF	309,609	19,016,185
Schwab U.S. REIT ETF	80,787	3,284,799
Schwab U.S. Small-Cap ETF	48,828	3,318,839

		25,619,823

U.S. Fixed Income Funds - 19.0%
iShares Core U.S. Aggregate Bond ETF	87,118	9,536,808
iShares TIPS Bond ETF	30,809	3,506,064
SPDR Bloomberg Barclays High Yield Bond ETF	9,003	335,272

		13,378,144

Total Exchange-Traded Funds (Cost $62,028,148)		70,019,197

Principal	Value
REPURCHASE AGREEMENT - 0.7%

Fixed Income Clearing Corp. 0.12% (A), dated 10/31/2017, to be repurchased at $476,456 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $487,372.

$ 476,454	$ 476,454

Total Repurchase Agreement (Cost $476,454)	476,454

Total Investments (Cost $62,504,602)	70,495,651
Net Other Assets (Liabilities) - (0.2)%	(105,687)

Net Assets - 100.0%	$ 70,389,964

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$70,019,197	$—	$—	$70,019,197
Repurchase Agreement	—	476,454	—	476,454

Total Investments	$70,019,197	$476,454	$—	$70,495,651

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2017.
(B)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2035 Class R6 returned 16.61%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned 16.03%.

STRATEGY REVIEW

ClearTrack® 2035 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2035 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return over the period with positive performance coming from all of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well.

The Fund outperformed its benchmark, the Dow Jones Target 2035 Index, during the year. This was the result of the impact of asset allocation effect, while style selection detracted. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweight to International Equity and the underweight to U.S. Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.5%
International Equity Funds	30.0
International Fixed Income Funds	14.4
U.S. Fixed Income Funds	10.3
Repurchase Agreement	1.0
Securities Lending Collateral	0.9
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	15.97%	5.98%	03/02/2015
Class R6 (NAV)	16.61%	6.62%	03/02/2015
Dow Jones Target 2035 Index (A)	16.03%	6.29%

(A) Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 30.0%
Vanguard FTSE Developed Markets ETF	440,210	$ 19,448,478
Vanguard FTSE Emerging Markets ETF	43,873	1,958,052

		21,406,530

International Fixed Income Funds - 14.4%
iShares JP Morgan USD Emerging Markets Bond ETF	22,463	2,611,324
Vanguard Total International Bond ETF	140,373	7,703,670

		10,314,994

U.S. Equity Funds - 44.5%
Schwab U.S. Large-Cap ETF	403,349	24,773,696
Schwab U.S. REIT ETF	84,784	3,447,317
Schwab U.S. Small-Cap ETF	52,273	3,552,996

		31,774,009

U.S. Fixed Income Funds - 10.3%
iShares Core U.S. Aggregate Bond ETF	61,522	6,734,813
SPDR Bloomberg Barclays High Yield Bond ETF (A)	17,628	656,467

		7,391,280

Total Exchange-Traded Funds (Cost $61,529,423)		70,886,813

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	663,138	$ 663,138

Total Securities Lending Collateral (Cost $663,138)		663,138

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp. 0.12% (B), dated 10/31/2017, to be repurchased at $688,660 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $705,674.	$ 688,658	688,658

Total Repurchase Agreement (Cost $688,658)		688,658

Total Investments (Cost $62,881,219)		72,238,609
Net Other Assets (Liabilities) - (1.1)%		(755,192)

Net Assets - 100.0%		$ 71,483,417

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$70,886,813	$—	$—	$70,886,813
Securities Lending Collateral	663,138	—	—	663,138
Repurchase Agreement	—	688,658	—	688,658

Total Investments	$71,549,951	$688,658	$—	$72,238,609

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $649,875. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2040 Class R6 returned 18.95%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned 18.53%.

STRATEGY REVIEW

ClearTrack® 2040 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2040 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return over the period with positive performance coming from all of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well.

The Fund outperformed its benchmark, the Dow Jones Target 2040 Index, during the year. This was the result of the impact of asset allocation effect, while style selection detracted. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweight to International Equity and the underweight to U.S. Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	53.6%
International Equity Funds	29.9
U.S. Fixed Income Funds	8.1
International Fixed Income Funds	7.9
Repurchase Agreement	0.6
Securities Lending Collateral	0.2
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	18.05%	6.40%	03/02/2015
Class R6 (NAV)	18.95%	7.24%	03/02/2015
Dow Jones Target 2040 Index (A)	18.53%	6.86%

(A) Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.
The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 29.9%
Vanguard FTSE Developed Markets ETF	389,193	$ 17,194,547
Vanguard FTSE Emerging Markets ETF	24,253	1,082,411

		18,276,958

International Fixed Income Funds - 7.9%
iShares JP Morgan USD Emerging Markets Bond ETF (A)	25,506	2,965,072
Vanguard Total International Bond ETF	34,403	1,888,037

		4,853,109

U.S. Equity Funds - 53.6%
Schwab U.S. Large-Cap ETF	433,974	26,654,683
Schwab U.S. REIT ETF	72,095	2,931,383
Schwab U.S. Small-Cap ETF (A)	46,421	3,155,235

		32,741,301

U.S. Fixed Income Funds - 8.1%
iShares Core U.S. Aggregate Bond ETF	33,029	3,615,685
SPDR Bloomberg Barclays High Yield Bond ETF (A)	35,669	1,328,313

		4,943,998

Total Exchange-Traded Funds (Cost $52,001,398)		60,815,366

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	81,935	$ 81,935

Total Securities Lending Collateral (Cost $81,935)		81,935

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp. 0.12% (B), dated 10/31/2017, to be repurchased at $376,534 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $385,836.	$ 376,533	376,533

Total Repurchase Agreement (Cost $376,533)		376,533

Total Investments (Cost $52,459,866)		61,273,834
Net Other Assets (Liabilities) - (0.3)%		(168,853)

Net Assets - 100.0%		$ 61,104,981

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$60,815,366	$—	$—	$60,815,366
Securities Lending Collateral	81,935	—	—	81,935
Repurchase Agreement	—	376,533	—	376,533

Total Investments	$60,897,301	$376,533	$—	$61,273,834

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $80,242. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2045 Class R6 returned 20.53%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned 20.28%.

STRATEGY REVIEW

ClearTrack® 2045 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2045 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return over the period with positive performance coming from all of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well.

The Fund outperformed its benchmark, the Dow Jones Target 2045 Index, during the year. This was the result of the impact of asset allocation effect, while style selection detracted. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweights to U.S. Large Cap Equity and International Developed Markets Equity and the underweights to U.S. Fixed Income and International Developed Markets Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	61.8%
International Equity Funds	29.9
International Fixed Income Fund	4.9
U.S. Fixed Income Fund	2.9
Repurchase Agreement	0.7
Securities Lending Collateral	0.6
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	19.67%	6.97%	03/02/2015
Class R6 (NAV)	20.53%	7.69%	03/02/2015
Dow Jones Target 2045 Index (A)	20.28%	7.27%

(A) Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 29.9%
Vanguard FTSE Developed Markets ETF	238,180	$ 10,522,792
Vanguard FTSE Emerging Markets ETF	25,843	1,153,373

		11,676,165

International Fixed Income Fund - 4.9%
iShares JP Morgan USD Emerging Markets Bond ETF	16,287	1,893,364

U.S. Equity Funds - 61.8%
Schwab U.S. Large-Cap ETF (A)	322,670	19,818,391
Schwab U.S. REIT ETF (A)	45,948	1,868,246
Schwab U.S. Small-Cap ETF (A)	36,499	2,480,837

		24,167,474

U.S. Fixed Income Fund - 2.9%
iShares Core U.S. Aggregate Bond ETF	10,471	1,146,260

Total Exchange-Traded Funds (Cost $32,632,184)		38,883,263

SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	250,075	250,075

Total Securities Lending Collateral (Cost $250,075)		250,075

Principal	Value
REPURCHASE AGREEMENT - 0.7%

Fixed Income Clearing Corp. 0.12% (B), dated 10/31/2017, to be repurchased at $281,353 on 11/01/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 08/31/2020, and with a value of $289,377.

$ 281,352	$ 281,352

Total Repurchase Agreement (Cost $281,352)	281,352

Total Investments (Cost $33,163,611)	39,414,690
Net Other Assets (Liabilities) - (0.8)%	(314,087)

Net Assets - 100.0%	$ 39,100,603

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$38,883,263	$—	$—	$38,883,263
Securities Lending Collateral	250,075	—	—	250,075
Repurchase Agreement	—	281,352	—	281,352

Total Investments	$39,133,338	$281,352	$—	$39,414,690

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $244,909. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® 2050 Class R6 returned 20.72%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned 21.06%.

STRATEGY REVIEW

ClearTrack® 2050 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2050 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return over the period with positive performance coming from all of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well.

The Fund underperformed its benchmark, the Dow Jones Target 2050 Index, during the year. While the impact of the asset allocation effect was positive, style selection detracted. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the underweight to U.S. Fixed Income added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	63.5%
International Equity Funds	29.9
International Fixed Income Fund	3.3
U.S. Fixed Income Fund	2.9
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	20.00%	7.05%	03/02/2015
Class R6 (NAV)	20.72%	7.73%	03/02/2015
Dow Jones Target 2050 Index (A)	21.06%	7.49%

(A) Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 29.9%
Vanguard FTSE Developed Markets ETF	173,854	$ 7,680,870
Vanguard FTSE Emerging Markets ETF	28,439	1,269,232

		8,950,102

International Fixed Income Fund - 3.3%
iShares JP Morgan USD Emerging Markets Bond ETF	8,521	990,566

U.S. Equity Funds - 63.5%
Schwab U.S. Large-Cap ETF	249,458	15,321,711
Schwab U.S. REIT ETF	35,246	1,433,102
Schwab U.S. Small-Cap ETF	33,325	2,265,100

		19,019,913

U.S. Fixed Income Fund - 2.9%
iShares Core U.S. Aggregate Bond ETF	7,936	868,754

Total Exchange-Traded Funds (Cost $25,121,293)		29,829,335

	Principal	Value
REPURCHASE AGREEMENT - 0.5%

Fixed Income Clearing Corp. 0.12% (A), dated 10/31/2017, to be repurchased at $163,389 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.70%, due 05/15/2020, and with a value of $169,675.

	$ 163,388	$ 163,388

Total Repurchase Agreement (Cost $163,388)		163,388

Total Investments (Cost $25,284,681)		29,992,723
Net Other Assets (Liabilities) - (0.1)%		(37,102)

Net Assets - 100.0%		$ 29,955,621

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$29,829,335	$—	$—	$29,829,335
Repurchase Agreement	—	163,388	—	163,388

Total Investments	$29,829,335	$163,388	$—	$29,992,723

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2017.
(B)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the period from inception July 7, 2017 through October 31, 2017, ClearTrack® 2055 Class R6 returned 6.40%. By comparison, its benchmark, the Dow Jones Target 2055 Index, returned 7.03%.

STRATEGY REVIEW

ClearTrack® 2055 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2055 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute return since its July 10, 2017 inception, with positive performance coming from all of its underlying holdings. Emerging Markets Equity was the best performing asset class, with the Vanguard FTSE Emerging Markets Equity ETF gaining 10.40%. International Equity followed, as the Vanguard FTSE Developed Markets Equity ETF increased 7.81%.

The Fund underperformed its benchmark, the Dow Jones Target 2055 Index, since inception. Style selection, or sub-asset class selection, was the main driver in the Fund’s underperformance. U.S. Real Estate, which does not have a dedicated allocation in the benchmark, and International Equity both had negative sub-asset class selection impacts. Asset allocation did not have a significant impact on relative results.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.4%
International Equity Funds	30.8
International Fixed Income Fund	3.3
U.S. Fixed Income Fund	2.9
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	10 Years or Since Inception of Class		Inception Date
Class R1 (NAV)	6.10	%(A)	07/07/2017
Class R6 (NAV)	6.40	%(A)	07/07/2017
Dow Jones Target 2055 Index (B)	7.03	%(A)

(A) Not annualized.

(B) Dow Jones Target 2055 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.4%
International Equity Funds - 30.8%
Vanguard FTSE Developed Markets ETF	3,167	$ 139,918
Vanguard FTSE Emerging Markets ETF	534	23,832

		163,750

International Fixed Income Fund - 3.3%
iShares JP Morgan USD Emerging Markets Bond ETF	151	17,554

U.S. Equity Funds - 65.4%
Schwab U.S. Large-Cap ETF	4,553	279,645
Schwab U.S. REIT ETF	652	26,510
Schwab U.S. Small-Cap ETF	609	41,394

		347,549

U.S. Fixed Income Fund - 2.9%
iShares Core U.S. Aggregate Bond ETF	140	15,326

Total Exchange-Traded Funds (Cost $514,640)		544,179

Total Investments (Cost $514,640)		544,179
Net Other Assets (Liabilities) - (2.4)%		(12,935)

Net Assets - 100.0%		$ 531,244

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$544,179	$—	$—	$544,179

Total Investments	$544,179	$—	$—	$544,179

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the period from inception July 7, 2017 through October 31, 2017, ClearTrack® 2060 Class R6 returned 6.40%. By comparison, its benchmark, the Dow Jones Target 2060 Index, returned 7.03%.

STRATEGY REVIEW

ClearTrack® 2060 seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective from the 5 years before until 5 years after the Fund’s target retirement date of 2060 (the “Dynamic Rebalancing Period”). The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund had a positive absolute since its July 10, 2017 inception with positive performance coming from all of its underlying holdings. Emerging Markets Equity was the best performing asset class, with the Vanguard FTSE Emerging Markets Equity ETF gaining 10.40%. International Equity followed, as the Vanguard FTSE Developed Markets Equity ETF increased 7.81%.

The Fund underperformed its benchmark, the Dow Jones Target 2060 Index since inception. Style selection, or sub-asset class selection, was the main driver in the Fund’s underperformance. U.S. Real Estate, which does not have a dedicated allocation in the benchmark, and International Equity both had negative sub-asset class selection impacts. Asset allocation did not have a significant impact on relative results.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.5%
International Equity Funds	30.8
International Fixed Income Fund	3.3
U.S. Fixed Income Fund	2.9
Net Other Assets (Liabilities)	(2.5)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	10 Years or Since Inception of Class		Inception Date
Class R1 (NAV)	6.10	%(A)	07/07/2017
Class R6 (NAV)	6.40	%(A)	07/07/2017
Dow Jones Target 2060 Index (B)	7.03	%(A)

(A) Not annualized.

(B) Dow Jones Target 2060 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2017

ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.5%
International Equity Funds - 30.8%
Vanguard FTSE Developed Markets ETF	3,168	$ 139,962
Vanguard FTSE Emerging Markets ETF	534	23,832

		163,794

International Fixed Income Fund - 3.3%
iShares JP Morgan USD Emerging Markets Bond ETF	151	17,554

U.S. Equity Funds - 65.5%
Schwab U.S. Large-Cap ETF	4,554	279,707
Schwab U.S. REIT ETF	652	26,510
Schwab U.S. Small-Cap ETF	609	41,394

		347,611

U.S. Fixed Income Fund - 2.9%
iShares Core U.S. Aggregate Bond ETF	140	15,326

Total Exchange-Traded Funds (Cost $514,739)		544,285

Total Investments (Cost $514,739)		544,285
Net Other Assets (Liabilities) - (2.5)%		(13,034)

Net Assets - 100.0%		$ 531,251

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$544,285	$—	$—	$544,285

Total Investments	$544,285	$—	$—	$544,285

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended October 31, 2017, equity market indices rose nearly every month in U.S. dollars. Within the broad markets, emerging markets outperformed the U.S. and other developed markets. U.S. equity markets had strong gains through the last two months of calendar year 2016. Major markets ended that year with solid economic prospects and accommodative central banks. Energy stocks recovered briefly on an agreement among Organization of the Petroleum Exporting Countries (“OPEC”) and other producers to limit production; results were mixed over the rest of the year. Overall strong equity market performance broadened internationally as the so-called “Trump Rally” continued, tapering off in March. Positive trends prompted the U.S. Federal Reserve (“Fed”) to modestly raise rates, and set expectations of further hikes, which are expected to continue.

Gains continued in a low volatility environment as solid corporate earnings and growing economies outweighed news events that included cyber and other terror attacks, a deteriorating outlook for trading relationships among some nations, and an active hurricane season. Several U.S. and global indices hit new all-time highs. Volatility continued to be at historic lows despite a small spike in the CBOE VIX Index in August 2017. While the Eurozone saw largely encouraging economic trends, the U.S. experienced some weakening in growth metrics. Despite robust employment advances during the second quarter of 2017, gains halted in the aftermath of the hurricanes; in October 2017, job and manufacturing growth once again improved. Japan saw positive expectations for demand as preparations for the 2020 Tokyo Olympics heat up and manufacturing confidence was at its highest in a decade.

Global earnings growth continued to be generally positive through October 2017 prompting central banks to move back somewhat on their dovish stances. The Fed plans to pare back its balance sheet against a backdrop of strong employment and low inflation; the Bank of England indicated tightening may be needed due to the possible inflationary pressures around Great Britain leaving the European Union (“Brexit”); the European Central Bank indicated it would taper monetary stimulus, but insisted that some stimulus continued to be required.

PERFORMANCE

For the year ended October 31, 2017, ClearTrack® Retirement Income Class R6 returned 7.12%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the ClearTrack® Retirement Income Blended Benchmark, returned 0.90% and 8.68%, respectively.

STRATEGY REVIEW

ClearTrack® Retirement Income seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund’s objective is to provide an investor income and manage risk during their retirement years. The Fund follows a particular glide path in which the target asset mix becomes static 10 years post their retirement date.

The Fund had a positive absolute return over the period with positive performance coming from all but one of its underlying holdings. U.S. Small Cap Equity was the best performing asset class, with the Schwab U.S. Small-Cap ETF gaining 25.11%; three other equity holdings rose over 20% as well. The sole area with negative returns was the iShares TIPS Bond ETF, returning (0.27)%.

The Fund outperformed its primary benchmark, the Bloomberg Barclays US Aggregate Bond Index, during the year. This was the result of the impact of asset allocation effect and style selection. Positive asset allocation was a result of the Fund’s overweight to equity relative to its fixed-income heavy benchmark; specifically the overweights to International Equity, U.S. Small Cap Equity, and Emerging Markets Equity added value.

Thomas Picciochi

Ellen Tesler

Adam J. Petryk, CFA

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	52.7%
U.S. Equity Funds	16.6
International Equity Funds	15.7
International Fixed Income Fund	14.1
Securities Lending Collateral	5.8
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(5.9)
Total	100.0%

Transamerica Funds	Annual Report 2017

ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R1 (NAV)	6.41%	2.97%	03/02/2015
Class R6 (NAV)	7.12%	3.62%	03/02/2015
Bloomberg Barclays US Aggregate Bond Index (A)	0.90%	1.96%
ClearTrack® Retirement Income Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H) (I)	8.68%	4.31%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-US, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity RElTs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(C) The Bloomberg Barclays Global Aggregate Index ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(F) The Bloomberg Barclays US Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(G) The FTSE NAREIT Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

(H) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(I) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2017

ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear Track® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2017

ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 15.7%
Vanguard FTSE Developed Markets ETF	286,160	$ 12,642,549
Vanguard FTSE Emerging Markets ETF	66,481	2,967,047

		15,609,596

International Fixed Income Fund - 14.1%
Vanguard Total International Bond ETF	254,972	13,992,863

U.S. Equity Funds - 16.6%
Schwab U.S. Large-Cap ETF	116,361	7,146,893
Schwab U.S. REIT ETF	113,717	4,623,733
Schwab U.S. Small-Cap ETF	68,719	4,670,830

		16,441,456

U.S. Fixed Income Funds - 52.7%
iShares Core U.S. Aggregate Bond ETF	367,735	40,255,951
iShares TIPS Bond ETF	43,365	4,934,937
SPDR Bloomberg Barclays High Yield Bond ETF (A)	192,171	7,156,448

		52,347,336

Total Exchange-Traded Funds (Cost $92,895,073)		98,391,251

SECURITIES LENDING COLLATERAL - 5.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.00% (B)	5,753,504	5,753,504

Total Securities Lending Collateral (Cost $5,753,504)		5,753,504

Principal	Value
REPURCHASE AGREEMENT - 1.0%

Fixed Income Clearing Corp. 0.12% (B), dated 10/31/2017, to be repurchased at $981,488 on 11/01/2017. Collateralized by a U.S. Government Agency Obligation, 1.70%, due 05/15/2020, and with a value of $1,003,081.

$ 981,485	$ 981,485

Total Repurchase Agreement (Cost $981,485)	981,485

Total Investments (Cost $99,630,062)	105,126,240
Net Other Assets (Liabilities) - (5.9)%	(5,879,735)

Net Assets - 100.0%	$ 99,246,505

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$98,391,251	$—	$—	$98,391,251
Securities Lending Collateral	5,753,504	—	—	5,753,504
Repurchase Agreement	—	981,485	—	981,485

Total Investments	$104,144,755	$981,485	$—	$105,126,240

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $5,638,434. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2017.
(C)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until October 31, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack® 2015
Class R1	$1,000.00	$1,047.20	$5.73(B	)	$1,019.60	$5.65	1.11%
Class R6	1,000.00	1,050.70	2.38(B	)	1,022.90	2.35	0.46

ClearTrack® 2020
Class R1	1,000.00	1,050.90	5.74(B	)	1,019.60	5.65	1.11
Class R6	1,000.00	1,054.40	2.38(B	)	1,022.90	2.35	0.46

ClearTrack® 2025
Class R1	1,000.00	1,055.30	5.85(B	)	1,019.50	5.75	1.13
Class R6	1,000.00	1,059.70	2.49(B	)	1,022.80	2.45	0.48

ClearTrack® 2030
Class R1	1,000.00	1,060.20	5.87(B	)	1,019.50	5.75	1.13
Class R6	1,000.00	1,064.40	2.50(B	)	1,022.80	2.45	0.48

ClearTrack® 2035
Class R1	1,000.00	1,069.00	5.89(B	)	1,019.50	5.75	1.13
Class R6	1,000.00	1,072.20	2.51(B	)	1,022.80	2.45	0.48

ClearTrack® 2040
Class R1	1,000.00	1,075.20	5.91(B	)	1,019.50	5.75	1.13
Class R6	1,000.00	1,079.90	2.52(B	)	1,022.80	2.45	0.48

Transamerica Funds	Annual Report 2017

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack® 2045
Class R1	$1,000.00	$1,080.90	$5.98(B	)	$1,019.50	$5.80	1.14%
Class R6	1,000.00	1,085.80	2.58(B	)	1,022.70	2.50	0.49

ClearTrack® 2050
Class R1	1,000.00	1,082.60	5.93(B	)	1,019.50	5.75	1.13
Class R6	1,000.00	1,085.60	2.52(B	)	1,022.80	2.45	0.48

ClearTrack® 2055
Class R1	1,000.00	1,061.00	3.47(E	)	1,019.90	5.40	1.06
Class R6	1,000.00	1,064.00	1.34(E	)	1,023.10	2.09	0.41

ClearTrack® 2060
Class R1	1,000.00	1,061.00	3.47(E	)	1,019.90	5.40	1.06
Class R6	1,000.00	1,064.00	1.34(E	)	1,023.10	2.09	0.41

ClearTrack® Retirement Income
Class R1	1,000.00	1,034.00	5.59(B	)	1,019.70	5.55	1.09
Class R6	1,000.00	1,036.60	2.26(B	)	1,023.00	2.24	0.44

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Fund commenced operations on July 7, 2017. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (116 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2017.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2017

	ClearTrack® 2015	ClearTrack® 2020	ClearTrack® 2025	ClearTrack® 2030	ClearTrack® 2035
Assets:
Investments, at value (A) (B)	$53,367,157	$82,965,049	$91,094,632	$70,019,197	$71,549,951
Repurchase agreements, at value (C)	400,279	581,007	921,551	476,454	688,658
Receivables and other assets:
Shares of beneficial interest sold	283	—	668	—	2,576
Interest	1	2	3	1	2
Net income from securities lending	941	2,294	117	37	2,193
Total assets	53,768,661	83,548,352	92,016,971	70,495,689	72,243,380

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	51,883	5,664	200	2,759	—
Investment management fees	25,712	34,448	40,200	39,028	32,815
Distribution and service fees	23,351	33,831	39,907	31,250	31,216
Transfer agent fees	7,358	10,661	12,580	9,846	9,837
Trustees, CCO and deferred compensation fees	36	51	61	47	47
Audit and tax fees	14,153	14,271	14,347	14,238	14,232
Custody fees	1,608	1,601	1,670	1,616	1,626
Legal fees	445	611	716	571	554
Printing and shareholder reports fees	2,003	2,420	2,665	2,276	2,176
Registration fees	3,319	4,170	4,634	3,743	3,980
Other	289	380	437	351	342
Collateral for securities on loan	297,750	5,948,525	20,750	—	663,138
Total liabilities	427,907	6,056,633	138,167	105,725	759,963
Net assets	$53,340,754	$77,491,719	$91,878,804	$70,389,964	$71,483,417

Net assets consist of:
Paid-in capital	$48,338,010	$69,893,563	$81,622,863	$61,410,630	$61,236,636
Undistributed (distributions in excess of) net investment income (loss)	412,325	532,641	577,192	450,709	499,336
Accumulated net realized gain (loss)	(388,759)	(469,138)	373,935	537,576	390,055
Net unrealized appreciation (depreciation) on:
Investments	4,979,178	7,534,653	9,304,814	7,991,049	9,357,390
Net assets	$53,340,754	$77,491,719	$91,878,804	$70,389,964	$71,483,417
Net assets by class:
Class R1	$52,926,331	$76,819,219	$90,501,106	$70,036,708	$70,958,172
Class R6	414,423	672,500	1,377,698	353,256	525,245
Shares outstanding (unlimited shares, no par value):
Class R1	4,966,455	7,157,685	8,180,967	6,214,724	6,189,094
Class R6	38,489	61,992	123,169	30,989	45,300
Net asset value per share:
Class R1	$10.66	$10.73	$11.06	$11.27	$11.47
Class R6	10.77	10.85	11.19	11.40	11.59

(A) Investments, at cost	$48,387,979	$75,430,396	$81,789,818	$62,028,148	$62,192,561
(B) Securities on loan, at value	$291,600	$5,822,660	$20,330	$—	$649,875
(C) Repurchase agreements, at cost	$400,279	$581,007	$921,551	$476,454	$688,658

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

	ClearTrack® 2040	ClearTrack® 2045	ClearTrack® 2050	ClearTrack® 2055	ClearTrack® 2060
Assets:
Investments, at value (A) (B)	$60,897,301	$39,133,338	$29,829,335	$544,179	$544,285
Repurchase agreements, at value (C)	376,533	281,352	163,388	—	—
Cash	—	—	—	6,307	6,359
Receivables and other assets:
Shares of beneficial interest sold	3,803	424	17,402	—	—
Due from investment manager	—	—	—	34,289	34,139
Interest	1	1	1	—	—
Net income from securities lending	312	1,755	116	—	—
Total assets	61,277,950	39,416,870	30,010,242	584,775	584,783

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	—	2,500	145	—	—
Investment management fees	33,810	20,937	17,457	—	—
Distribution and service fees	26,542	16,868	12,825	116	116
Transfer agent fees	8,366	5,317	4,044	38	38
Trustees, CCO and deferred compensation fees	40	26	19	29	29
Audit and tax fees	14,170	14,053	13,993	13,832	13,832
Custody fees	1,602	1,363	1,529	2,722	2,722
Legal fees	466	306	223	6	6
Printing and shareholder reports fees	1,789	1,324	1,024	957	957
Registration fees	3,964	3,307	3,226	35,498	35,498
Other	285	191	136	333	334
Collateral for securities on loan	81,935	250,075	—	—	—
Total liabilities	172,969	316,267	54,621	53,531	53,532
Net assets	$61,104,981	$39,100,603	$29,955,621	$531,244	$531,251

Net assets consist of:
Paid-in capital	$51,604,398	$32,390,579	$24,980,881	$499,744	$499,744
Undistributed (distributions in excess of) net investment income (loss)	466,192	272,935	186,611	1,665	1,666
Accumulated net realized gain (loss)	220,423	186,010	80,087	296	295
Net unrealized appreciation (depreciation) on:
Investments	8,813,968	6,251,079	4,708,042	29,539	29,546
Net assets	$61,104,981	$39,100,603	$29,955,621	$531,244	$531,251
Net assets by class:
Class R1	$60,366,715	$38,516,048	$29,328,793	$265,344	$265,348
Class R6	738,266	584,555	626,828	265,900	265,903
Shares outstanding (unlimited shares, no par value):
Class R1	5,212,757	3,274,199	2,488,137	25,000	25,000
Class R6	62,801	49,129	52,571	25,000	25,000
Net asset value per share:
Class R1	$11.58	$11.76	$11.79	$10.61	$10.61
Class R6	11.76	11.90	11.92	10.64	10.64

(A) Investments, at cost	$52,083,333	$32,882,259	$25,121,293	$514,640	$514,739
(B) Securities on loan, at value	$80,242	$244,909	$—	$—	$—
(C) Repurchase agreements, at cost	$376,533	$281,352	$163,388	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2017

ClearTrack® Retirement Income
Assets:
Investments, at value (A) (B)	$104,144,755
Repurchase agreements, at value (C)	981,485
Receivables and other assets:
Shares of beneficial interest sold	1,567
Interest	3
Net income from securities lending	775
Total assets	105,128,585

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	5,482
Investment management fees	40,361
Distribution and service fees	43,645
Transfer agent fees	13,751
Trustees, CCO and deferred compensation fees	67
Audit and tax fees	14,405
Custody fees	1,713
Legal fees	792
Printing and shareholder reports fees	2,931
Registration fees	4,944
Other	485
Collateral for securities on loan	5,753,504
Total liabilities	5,882,080
Net assets	$99,246,505

Net assets consist of:
Paid-in capital	$92,417,663
Undistributed (distributions in excess of) net investment income (loss)	877,908
Accumulated net realized gain (loss)	454,756
Net unrealized appreciation (depreciation) on:
Investments	5,496,178
Net assets	$99,246,505
Net assets by class:
Class R1	$98,837,903
Class R6	408,602
Shares outstanding (unlimited shares, no par value):
Class R1	9,301,449
Class R6	38,010
Net asset value per share:
Class R1	$10.63
Class R6	10.75

(A) Investments, at cost	$98,648,577
(B) Securities on loan, at value	$5,638,434
(C) Repurchase agreements, at cost	$981,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS

For the year ended October 31, 2017

	ClearTrack® 2015	ClearTrack® 2020	ClearTrack® 2025	ClearTrack® 2030	ClearTrack® 2035
Investment Income:
Dividend income	$1,215,656	$1,642,643	$1,888,823	$1,514,232	$1,537,912
Interest income	442	722	885	634	631
Net income (loss) from securities lending	25,339	28,437	29,253	25,627	39,908
Total investment income	1,241,437	1,671,802	1,918,961	1,540,493	1,578,451

Expenses:
Investment management fees	197,299	274,004	322,088	256,649	249,462
Distribution and service fees:
Class R1	257,757	357,686	418,859	336,034	325,927
Transfer agent fees
Class R1	81,193	112,671	131,941	105,851	102,667
Class R6	27	43	74	25	35
Trustees, CCO and deferred compensation fees	937	1,310	1,545	1,227	1,193
Audit and tax fees	17,058	17,260	17,392	17,217	17,194
Custody fees	9,242	9,414	9,976	9,688	9,708
Legal fees	2,837	3,946	4,650	3,696	3,598
Printing and shareholder reports fees	5,922	7,389	8,222	6,956	6,862
Registration fees	33,118	34,057	34,580	33,624	33,843
Other	2,056	2,324	2,497	2,249	2,210
Total expenses before waiver and/or reimbursement and recapture	607,446	820,104	951,824	773,216	752,699
Expenses waived and/or reimbursed:(A)
Class R1	(46,620)	(38,837)	(32,594)	(39,018)	(38,929)
Class R6	(331)	(313)	(380)	(193)	(276)
Recapture of previously waived and/or reimbursed fees:
Class R1	13,325	15,599	23,714	20,173	18,622
Class R6	100	128	325	100	134
Net expenses	573,920	796,681	942,889	754,278	732,250
Net investment income (loss)	667,517	875,121	976,072	786,215	846,201

Net realized gain (loss) on:
Investments	458,601	426,387	446,999	543,098	401,961

Net change in unrealized appreciation (depreciation) on:
Investments	3,731,357	6,170,550	8,248,723	7,175,219	8,337,398
Net realized and change in unrealized gain (loss)	4,189,958	6,596,937	8,695,722	7,718,317	8,739,359
Net increase (decrease) in net assets resulting from operations	$4,857,475	$7,472,058	$9,671,794	$8,504,532	$9,585,560

(A)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See the Fees and Other Affiliated Transactions note in Notes to Financial Statements).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2017

	ClearTrack® 2040	ClearTrack® 2045	ClearTrack® 2050	ClearTrack® 2055 (A)	ClearTrack® 2060 (A)
Investment Income:
Dividend income	$1,332,571	$841,833	$605,714	$2,612	$2,613
Interest income	553	350	287	—	—
Net income (loss) from securities lending	17,838	14,261	5,344	—	—
Total investment income	1,350,962	856,444	611,345	2,612	2,613

Expenses:
Investment management fees	209,739	136,619	101,150	622	622
Distribution and service fees:
Class R1	272,760	177,182	130,347	409	409
Transfer agent fees
Class R1	85,919	55,813	41,059	129	129
Class R6	48	39	41	6	6
Trustees, CCO and deferred compensation fees	1,007	656	486	33	33
Audit and tax fees	17,080	16,882	16,780	18,502	18,502
Custody fees	9,828	8,004	9,297	3,824	3,824
Legal fees	3,017	1,972	1,452	3,158	3,158
Printing and shareholder reports fees	5,800	4,349	3,557	1,392	1,392
Registration fees	33,767	33,030	32,553	35,797	35,798
Other	2,044	1,762	1,603	1,130	978
Total expenses before waiver and/or reimbursement and recapture	641,009	436,308	338,325	65,002	64,851
Expenses waived and/or reimbursed:(B)
Class R1	(44,202)	(45,541)	(50,941)	(31,917)	(31,842)
Class R6	(524)	(663)	(1,089)	(31,960)	(31,884)
Recapture of previously waived and/or reimbursed fees:
Class R1	17,501	12,620	10,682	35	35
Class R6	217	184	243	43	43
Net expenses	614,001	402,908	297,220	1,203	1,203
Net investment income (loss)	736,961	453,536	314,125	1,409	1,410

Net realized gain (loss) on:
Investments	269,734	253,901	81,575	296	295

Net change in unrealized appreciation (depreciation) on:
Investments	8,016,032	5,606,848	4,342,431	29,539	29,546
Net realized and change in unrealized gain (loss)	8,285,766	5,860,749	4,424,006	29,835	29,841
Net increase (decrease) in net assets resulting from operations	$9,022,727	$6,314,285	$4,738,131	$31,244	$31,251

(A)	Commenced operations on July 7, 2017.
(B)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See the Fees and Other Affiliated Transactions note in Notes to Financial Statements).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2017

ClearTrack® Retirement Income
Investment Income:
Dividend income	$2,300,133
Interest income	978
Net income (loss) from securities lending	24,879
Total investment income	2,325,990

Expenses:
Investment management fees	355,168
Distribution and service fees:
Class R1	465,542
Transfer agent fees
Class R1	146,646
Class R6	26
Trustees, CCO and deferred compensation fees	1,710
Audit and tax fees	17,488
Custody fees	10,173
Legal fees	5,155
Printing and shareholder reports fees	9,109
Registration fees	34,938
Other	2,623
Total expenses before waiver and/or reimbursement and recapture	1,048,578
Expenses waived and/or reimbursed:(A)
Class R1	(47,651)
Class R6	(186)
Recapture of previously waived and/or reimbursed fees:
Class R1	15,645
Class R6	65
Net expenses	1,016,451
Net investment income (loss)	1,309,539

Net realized gain (loss) on:
Investments	454,756

Net change in unrealized appreciation (depreciation) on:
Investments	4,251,581
Net realized and change in unrealized gain (loss)	4,706,337
Net increase (decrease) in net assets resulting from operations	$6,015,876

(A)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See the Fees and Other Affiliated Transactions note in Notes to Financial Statements).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	ClearTrack® 2015		ClearTrack® 2020		ClearTrack® 2025
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$667,517	$380,037	$875,121	$444,619	$976,072	$488,565
Net realized gain (loss)	458,601	(696,133)	426,387	(639,207)	446,999	(51,621)
Net change in unrealized appreciation (depreciation)	3,731,357	1,260,137	6,170,550	1,233,279	8,248,723	1,082,144
Net increase (decrease) in net assets resulting from operations	4,857,475	944,041	7,472,058	1,038,691	9,671,794	1,519,088

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(560,391)	(116,593)	(704,529)	(121,433)	(790,233)	(131,627)
Class R6	(5,392)	(1,772)	(8,206)	(1,727)	(8,700)	(1,683)
Total dividends and/or distributions from net investment income	(565,783)	(118,365)	(712,735)	(123,160)	(798,933)	(133,310)
Net realized gains:
Class R1	(80,803)	(8,816)	(88,695)	(11,421)	(14,460)	(2,566)
Class R6	(547)	(100)	(738)	(123)	(114)	(25)
Total dividends and/or distributions from net realized gains	(81,350)	(8,916)	(89,433)	(11,544)	(14,574)	(2,591)
Total dividends and/or distributions to shareholders	(647,133)	(127,281)	(802,168)	(134,704)	(813,507)	(135,901)

Capital share transactions:
Proceeds from shares sold:
Class R1	14,089,688	33,615,259	21,666,202	45,257,643	28,151,097	51,555,009
Class R6	60,983	67,589	94,741	254,342	689,997	304,247
	14,150,671	33,682,848	21,760,943	45,511,985	28,841,094	51,859,256
Dividends and/or distributions reinvested:
Class R1	641,194	125,409	793,224	132,854	804,693	134,193
Class R6	5,939	1,872	8,944	1,850	8,814	1,708
	647,133	127,281	802,168	134,704	813,507	135,901
Cost of shares redeemed:
Class R1	(10,718,716)	(5,640,717)	(9,073,392)	(4,804,935)	(11,091,601)	(4,100,234)
Class R6	(242)	(120)	(1,391)	(1,878)	(5,420)	(1,765)
	(10,718,958)	(5,640,837)	(9,074,783)	(4,806,813)	(11,097,021)	(4,101,999)
Net increase (decrease) in net assets resulting from capital share transactions	4,078,846	28,169,292	13,488,328	40,839,876	18,557,580	47,893,158
Net increase (decrease) in net assets	8,289,188	28,986,052	20,158,218	41,743,863	27,415,867	49,276,345

Net assets:
Beginning of year	45,051,566	16,065,514	57,333,501	15,589,638	64,462,937	15,186,592
End of year	$53,340,754	$45,051,566	$77,491,719	$57,333,501	$91,878,804	$64,462,937
Undistributed (distributions in excess of) net investment income (loss)	$412,325	$310,808	$532,641	$370,335	$577,192	$400,510

Capital share transactions - shares:
Shares issued:
Class R1	1,407,629	3,493,482	2,166,023	4,706,369	2,749,506	5,284,591
Class R6	6,010	6,716	8,967	27,248	66,217	31,578
	1,413,639	3,500,198	2,174,990	4,733,617	2,815,723	5,316,169
Shares reinvested:
Class R1	65,696	13,036	81,273	13,810	80,631	13,892
Class R6	605	194	912	192	878	176
	66,301	13,230	82,185	14,002	81,509	14,068
Shares redeemed:
Class R1	(1,049,765)	(585,206)	(881,927)	(501,207)	(1,048,640)	(428,541)
Class R6	(24)	(12)	(135)	(192)	(504)	(176)
	(1,049,789)	(585,218)	(882,062)	(501,399)	(1,049,144)	(428,717)
Net increase (decrease) in shares outstanding:
Class R1	423,560	2,921,312	1,365,369	4,218,972	1,781,497	4,869,942
Class R6	6,591	6,898	9,744	27,248	66,591	31,578
	430,151	2,928,210	1,375,113	4,246,220	1,848,088	4,901,520

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	ClearTrack® 2030		ClearTrack® 2035		ClearTrack® 2040
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$786,215	$385,477	$846,201	$421,872	$736,961	$364,110
Net realized gain (loss)	543,098	(5,522)	401,961	(8,073)	269,734	(40,075)
Net change in unrealized appreciation (depreciation)	7,175,219	849,133	8,337,398	1,007,694	8,016,032	756,832
Net increase (decrease) in net assets resulting from operations	8,504,532	1,229,088	9,585,560	1,421,493	9,022,727	1,080,867

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(644,133)	(107,287)	(698,342)	(100,726)	(563,549)	(106,903)
Class R6	(4,572)	(1,568)	(6,076)	(1,810)	(7,201)	(1,975)
Total dividends and/or distributions from net investment income	(648,705)	(108,855)	(704,418)	(102,536)	(570,750)	(108,878)
Net realized gains:
Class R1	—	(450)	—	(357)	—	(339)
Class R6	—	(5)	—	(5)	—	(5)
Total dividends and/or distributions from net realized gains	—	(455)	—	(362)	—	(344)
Total dividends and/or distributions to shareholders	(648,705)	(109,310)	(704,418)	(102,898)	(570,750)	(109,222)

Capital share transactions:
Proceeds from shares sold:
Class R1	19,413,136	45,333,616	18,312,733	43,360,445	18,871,475	32,692,728
Class R6	18,387	171,249	90,815	145,769	314,635	182,671
	19,431,523	45,504,865	18,403,548	43,506,214	19,186,110	32,875,399
Dividends and/or distributions reinvested:
Class R1	644,133	107,737	698,342	101,083	563,549	107,242
Class R6	4,572	1,573	6,076	1,815	7,201	1,980
	648,705	109,310	704,418	102,898	570,750	109,222
Cost of shares redeemed:
Class R1	(11,771,960)	(4,660,055)	(7,587,168)	(3,946,043)	(7,319,084)	(4,254,416)
Class R6	(16,509)	(119,057)	(6,061)	(28,196)	(115,751)	(2,941)
	(11,788,469)	(4,779,112)	(7,593,229)	(3,974,239)	(7,434,835)	(4,257,357)
Net increase (decrease) in net assets resulting from capital share transactions	8,291,759	40,835,063	11,514,737	39,634,873	12,322,025	28,727,264
Net increase (decrease) in net assets	16,147,586	41,954,841	20,395,879	40,953,468	20,774,002	29,698,909

Net assets:
Beginning of year	54,242,378	12,287,537	51,087,538	10,134,070	40,330,979	10,632,070
End of year	$70,389,964	$54,242,378	$71,483,417	$51,087,538	$61,104,981	$40,330,979
Undistributed (distributions in excess of) net investment income (loss)	$450,709	$313,199	$499,336	$357,553	$466,192	$299,981

Capital share transactions - shares:
Shares issued:
Class R1	1,876,217	4,613,850	1,756,946	4,453,334	1,808,065	3,388,038
Class R6	1,718	16,829	8,665	14,174	30,274	17,713
	1,877,935	4,630,679	1,765,611	4,467,508	1,838,339	3,405,751
Shares reinvested:
Class R1	63,776	11,084	68,802	10,410	55,577	11,090
Class R6	450	161	595	186	704	203
	64,226	11,245	69,397	10,596	56,281	11,293
Shares redeemed:
Class R1	(1,095,883)	(480,756)	(702,286)	(406,454)	(671,049)	(439,786)
Class R6	(1,532)	(11,637)	(553)	(2,767)	(10,805)	(288)
	(1,097,415)	(492,393)	(702,839)	(409,221)	(681,854)	(440,074)
Net increase (decrease) in shares outstanding:
Class R1	844,110	4,144,178	1,123,462	4,057,290	1,192,593	2,959,342
Class R6	636	5,353	8,707	11,593	20,173	17,628
	844,746	4,149,531	1,132,169	4,068,883	1,212,766	2,976,970

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	ClearTrack® 2045		ClearTrack® 2050		ClearTrack® 2055	ClearTrack® 2060
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016	October 31, 2017 (A)	October 31, 2017 (A)
From operations:
Net investment income (loss)	$453,536	$228,162	$314,125	$143,643	$1,409	$1,410
Net realized gain (loss)	253,901	(65,106)	81,575	(1,058)	296	295
Net change in unrealized appreciation (depreciation)	5,606,848	626,352	4,342,431	323,911	29,539	29,546
Net increase (decrease) in net assets resulting from operations	6,314,285	789,408	4,738,131	466,496	31,244	31,251

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(352,543)	(74,745)	(233,267)	(51,016)	—	—
Class R6	(7,031)	(1,920)	(7,360)	(2,008)	—	—
Total dividends and/or distributions from net investment income	(359,574)	(76,665)	(240,627)	(53,024)	—	—
Net realized gains:
Class R1	—	(244)	—	(321)	—	—
Class R6	—	(5)	—	(10)	—	—
Total dividends and/or distributions from net realized gains	—	(249)	—	(331)	—	—
Total dividends and/or distributions to shareholders	(359,574)	(76,914)	(240,627)	(53,355)	—	—

Capital share transactions:
Proceeds from shares sold:
Class R1	10,614,138	23,366,477	8,515,015	15,080,069	250,000	250,000
Class R6	70,415	178,519	73,424	221,012	250,000	250,000
	10,684,553	23,544,996	8,588,439	15,301,081	500,000	500,000
Dividends and/or distributions reinvested:
Class R1	352,543	74,989	233,267	51,337	—	—
Class R6	7,031	1,925	7,360	2,018	—	—
	359,574	76,914	240,627	53,355	—	—
Cost of shares redeemed:
Class R1	(5,622,430)	(3,578,306)	(3,256,911)	(1,402,315)	—	—
Class R6	(7,290)	(748)	(25,494)	(3,697)	—	—
	(5,629,720)	(3,579,054)	(3,282,405)	(1,406,012)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	5,414,407	20,042,856	5,546,661	13,948,424	500,000	500,000
Net increase (decrease) in net assets	11,369,118	20,755,350	10,044,165	14,361,565	531,244	531,251

Net assets:
Beginning of period/year	27,731,485	6,976,135	19,911,456	5,549,891	—	—
End of period/year	$39,100,603	$27,731,485	$29,955,621	$19,911,456	$531,244	$531,251
Undistributed (distributions in excess of) net investment income (loss)	$272,935	$178,973	$186,611	$113,113	$1,665	$1,666

Capital share transactions - shares:
Shares issued:
Class R1	1,007,181	2,423,621	807,052	1,555,077	25,000	25,000
Class R6	6,590	17,379	6,662	22,691	25,000	25,000
	1,013,771	2,441,000	813,714	1,577,768	50,000	50,000
Shares reinvested:
Class R1	34,529	7,739	22,803	5,314	—	—
Class R6	685	198	715	208	—	—
	35,214	7,937	23,518	5,522	—	—
Shares redeemed:
Class R1	(513,841)	(373,456)	(298,390)	(146,794)	—	—
Class R6	(649)	(74)	(2,341)	(364)	—	—
	(514,490)	(373,530)	(300,731)	(147,158)	—	—
Net increase (decrease) in shares outstanding:
Class R1	527,869	2,057,904	531,465	1,413,597	25,000	25,000
Class R6	6,626	17,503	5,036	22,535	25,000	25,000
	534,495	2,075,407	536,501	1,436,132	50,000	50,000

(A)	Commenced operations on July 7, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	ClearTrack® Retirement Income
	October 31, 2017	October 31, 2016
From operations:
Net investment income (loss)	$1,309,539	$558,429
Net realized gain (loss)	454,756	—
Net change in unrealized appreciation (depreciation)	4,251,581	1,298,855
Net increase (decrease) in net assets resulting from operations	6,015,876	1,857,284

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(925,163)	(111,808)
Class R6	(4,123)	(1,565)
Total dividends and/or distributions from net investment income	(929,286)	(113,373)
Net realized gains:
Class R1	—	(468)
Class R6	—	(5)
Total dividends and/or distributions from net realized gains	—	(473)
Total dividends and/or distributions to shareholders	(929,286)	(113,846)

Capital share transactions:
Proceeds from shares sold:
Class R1	35,523,597	62,364,132
Class R6	126,466	178
	35,650,063	62,364,310
Dividends and/or distributions reinvested:
Class R1	925,163	112,276
Class R6	4,123	1,570
	929,286	113,846
Cost of shares redeemed:
Class R1	(14,751,142)	(4,322,751)
Class R6	(424)	—
	(14,751,566)	(4,322,751)
Net increase (decrease) in net assets resulting from capital share transactions	21,827,783	58,155,405
Net increase (decrease) in net assets	26,914,373	59,898,843

Net assets:
Beginning of year	72,332,132	12,433,289
End of year	$99,246,505	$72,332,132
Undistributed (distributions in excess of) net investment income (loss)	$877,908	$497,655

Capital share transactions - shares:
Shares issued:
Class R1	3,499,386	6,326,550
Class R6	12,459	17
	3,511,845	6,326,567
Shares reinvested:
Class R1	92,981	11,598
Class R6	412	162
	93,393	11,760
Shares redeemed:
Class R1	(1,423,010)	(445,597)
Class R6	(40)	—
	(1,423,050)	(445,597)
Net increase (decrease) in shares outstanding:
Class R1	2,169,357	5,892,551
Class R6	12,831	179
	2,182,188	5,892,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	ClearTrack® 2015
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.85	$9.76		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	0.11	(D)	0.08
Net realized and unrealized gain (loss)	0.82	0.03		(0.32)
Total investment operations	0.95	0.14		(0.24)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.05)		—
Net realized gains	(0.02)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.14)	(0.05)		—
Net asset value, end of period/year	$10.66	$9.85		$9.76
Total return	9.72%	1.52%		(2.40	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$52,926	$44,735		$15,821
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.17%	1.22%		3.19	%(H)
Including waiver and/or reimbursement and recapture	1.11%	1.08	%(D)	1.06	%(H)
Net investment income (loss) to average net assets (C)	1.28%	1.18	%(D)	1.32	%(H)
Portfolio turnover rate (I)	9%	43%		43	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2015
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.93	$9.80		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	0.18	(D)	0.13
Net realized and unrealized gain (loss)	0.83	0.02		(0.33)
Total investment operations	1.03	0.20		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)		—
Net realized gains	(0.02)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.19)	(0.07)		—
Net asset value, end of period/year	$10.77	$9.93		$9.80
Total return	10.50%	2.11%		(2.00	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$415	$317		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.52%	0.57%		2.54	%(H)
Including waiver and/or reimbursement and recapture	0.46%	0.43	%(D)	0.41	%(H)
Net investment income (loss) to average net assets (C)	1.91%	1.87	%(D)	1.96	%(H)
Portfolio turnover rate (I)	9%	43%		43	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2020
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.81	$9.75		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	0.12	(D)	0.09
Net realized and unrealized gain (loss)	0.92	(0.01	)(E)	(0.34)
Total investment operations	1.04	0.11		(0.25)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)		—
Net realized gains	(0.01)	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.05)		—
Net asset value, end of period/year	$10.73	$9.81		$9.75
Total return	10.79%	1.21%		(2.50	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$76,819	$56,817		$15,345
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.14%	1.20%		3.27	%(I)
Including waiver and/or reimbursement and recapture	1.11%	1.08	%(D)	1.05	%(I)
Net investment income (loss) to average net assets (C)	1.21%	1.19	%(D)	1.36	%(I)
Portfolio turnover rate (J)	5%	42%		73	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2020
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015(A)
Net asset value, beginning of period/year	$9.89	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.18	(D)	0.13
Net realized and unrealized gain (loss)	0.94	(0.01	)(E)	(0.34)
Total investment operations	1.13	0.17		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.07)		—
Net realized gains	(0.01)	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.17)	(0.07)		—
Net asset value, end of period/year	$10.85	$9.89		$9.79
Total return	11.62%	1.80%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$673	$517		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.49%	0.55%		2.62	%(I)
Including waiver and/or reimbursement and recapture	0.46%	0.43	%(D)	0.40	%(I)
Net investment income (loss) to average net assets (C)	1.85%	1.90	%(D)	1.95	%(I)
Portfolio turnover rate (J)	5%	42%		73	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2025
	Class R1
	October 31, 2017		October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.98		$9.77		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12		0.12	(D)	0.08
Net realized and unrealized gain (loss)	1.07		0.14		(0.31)
Total investment operations	1.19		0.26		(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.05)		—
Net realized gains	(0.00	)(E)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.11)		(0.05)		—
Net asset value, end of period/year	$11.06		$9.98		$9.77
Total return	12.06%		2.70%		(2.30	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$90,501		$63,893		$14,942
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.13%		1.19%		3.19	%(H)
Including waiver and/or reimbursement and recapture	1.12%		1.09	%(D)	1.07	%(H)
Net investment income (loss) to average net assets (C)	1.15%		1.22	%(D)	1.19	%(H)
Portfolio turnover rate (I)	6%		3%		6	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2025
	Class R6
	October 31, 2017		October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.07		$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.18		0.19	(D)	0.13
Net realized and unrealized gain (loss)	1.09		0.14		(0.32)
Total investment operations	1.27		0.33		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.07)		—
Net realized gains	(0.00	)(E)	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.15)		(0.07)		—
Net asset value, end of period/year	$11.19		$10.07		$9.81
Total return	12.83%		3.37%		(1.90	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,378		$570		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.48%		0.54%		2.54	%(H)
Including waiver and/or reimbursement and recapture	0.47%		0.44	%(D)	0.42	%(H)
Net investment income (loss) to average net assets (C)	1.69%		1.93	%(D)	1.91	%(H)
Portfolio turnover rate (I)	6%		3%		6	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2030
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.04	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	0.11	(D)	0.08
Net realized and unrealized gain (loss)	1.22	0.16		(0.26)
Total investment operations	1.34	0.27		(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)		—
Net realized gains	–	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.11)	(0.05)		—
Net asset value, end of period/year	$11.27	$10.04		$9.82
Total return	13.43%	2.74%		(1.80	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$70,037	$53,935		$12,041
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.15%	1.21%		3.89	%(H)
Including waiver and/or reimbursement and recapture	1.12%	1.09	%(D)	1.08	%(H)
Net investment income (loss) to average net assets (C)	1.16%	1.14	%(D)	1.27	%(H)
Portfolio turnover rate (I)	9%	0	%(J)	1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(J)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	ClearTrack® 2030
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.13	$9.86		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.19	(D)	0.14
Net realized and unrealized gain (loss)	1.23	0.14		(0.28)
Total investment operations	1.42	0.33		(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.06)		—
Net realized gains	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.15)	(0.06)		—
Net asset value, end of period/year	$11.40	$10.13		$9.86
Total return	14.20%	3.40%		(1.40	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$353	$307		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.50%	0.57%		3.24	%(H)
Including waiver and/or reimbursement and recapture	0.47%	0.44	%(D)	0.43	%(H)
Net investment income (loss) to average net assets (C)	1.81%	1.90	%(D)	2.05	%(H)
Portfolio turnover rate (I)	9%	0	%(J)	1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(J)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2035
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.01	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.13	(D)	0.10
Net realized and unrealized gain (loss)	1.44	0.13		(0.29	)(E)
Total investment operations	1.58	0.26		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.06)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.06)		—
Net asset value, end of period/year	$11.47	$10.01		$9.81
Total return	15.97%	2.63%		(1.90	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$70,958	$50,718		$9,888
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.15%	1.22%		4.29	%(I)
Including waiver and/or reimbursement and recapture	1.12%	1.09	%(D)	1.07	%(I)
Net investment income (loss) to average net assets (C)	1.28%	1.34	%(D)	1.56	%(I)
Portfolio turnover rate (J)	8%	0	%(K)	3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	ClearTrack® 2035
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.10	$9.85		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	0.20	(D)	0.15
Net realized and unrealized gain (loss)	1.46	0.12		(0.30	)(E)
Total investment operations	1.66	0.32		(0.15)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.17)	(0.07)		—
Net asset value, end of period/year	$11.59	$10.10		$9.85
Total return	16.61%	3.30%		(1.50	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$525	$370		$246
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.50%	0.57%		3.64	%(I)
Including waiver and/or reimbursement and recapture	0.47%	0.44	%(D)	0.42	%(I)
Net investment income (loss) to average net assets (C)	1.88%	2.01	%(D)	2.26	%(I)
Portfolio turnover rate (J)	8%	0	%(K)	3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2040
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.93	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.14	(D)	0.12
Net realized and unrealized gain (loss)	1.63	0.06		(0.33	)(E)
Total investment operations	1.77	0.20		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.06)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.06)		—
Net asset value, end of period/year	$11.58	$9.93		$9.79
Total return	18.05%	2.09%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$60,367	$39,903		$10,385
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.17%	1.26%		4.29	%(I)
Including waiver and/or reimbursement and recapture	1.12%	1.09	%(D)	1.07	%(I)
Net investment income (loss) to average net assets (C)	1.33%	1.40	%(D)	1.86	%(I)
Portfolio turnover rate (J)	6%	2%		4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2040
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.05	$9.86		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	0.20	(D)	0.17
Net realized and unrealized gain (loss)	1.67	0.07		(0.31	)(E)
Total investment operations	1.88	0.27		(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.08)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.17)	(0.08)		—
Net asset value, end of period/year	$11.76	$10.05		$9.86
Total return	18.95%	2.76%		(1.40	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$738	$428		$247
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.52%	0.61%		3.64	%(I)
Including waiver and/or reimbursement and recapture	0.47%	0.44	%(D)	0.42	%(I)
Net investment income (loss) to average net assets (C)	1.88%	2.05	%(D)	2.58	%(I)
Portfolio turnover rate (J)	6%	2%		4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2045
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.94	$9.78		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.12	(D)	0.11
Net realized and unrealized gain (loss)	1.80	0.10		(0.33	)(E)
Total investment operations	1.94	0.22		(0.22)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.06)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.06)		—
Net asset value, end of period/year	$11.76	$9.94		$9.78
Total return	19.67%	2.28%		(2.20	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,516	$27,305		$6,731
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.22%	1.32%		5.88	%(I)
Including waiver and/or reimbursement and recapture	1.13%	1.10	%(D)	1.08	%(I)
Net investment income (loss) to average net assets (C)	1.25%	1.24	%(D)	1.67	%(I)
Portfolio turnover rate (J)	6%	2%		3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® 2045
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.03	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	0.18	(D)	0.15
Net realized and unrealized gain (loss)	1.82	0.11		(0.33	)(E)
Total investment operations	2.03	0.29		(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.08)		—
Net realized gains	–	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.16)	(0.08)		—
Net asset value, end of period/year	$11.90	$10.03		$9.82
Total return	20.53%	2.95%		(1.80	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$585	$426		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.57%	0.67%		5.23	%(I)
Including waiver and/or reimbursement and recapture	0.48%	0.45	%(D)	0.43	%(I)
Net investment income (loss) to average net assets (C)	1.87%	1.88	%(D)	2.31	%(I)
Portfolio turnover rate (J)	6%	2%		3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® 2050
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.93	$9.77		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	0.11	(D)	0.11
Net realized and unrealized gain (loss)	1.84	0.11		(0.34	)(E)
Total investment operations	1.97	0.22		(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.06)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.11)	(0.06)		—
Net asset value, end of period/year	$11.79	$9.93		$9.77
Total return	20.00%	2.31%		(2.30	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$29,329	$19,435		$5,305
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.28%	1.47%		7.19	%(I)
Including waiver and/or reimbursement and recapture	1.13%	1.10	%(D)	1.08	%(I)
Net investment income (loss) to average net assets (C)	1.17%	1.16	%(D)	1.73	%(I)
Portfolio turnover rate (J)	3%	0	%(K)	4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:	ClearTrack® 2050
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.02	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	0.18	(D)	0.15
Net realized and unrealized gain (loss)	1.85	0.11		(0.34	)(E)
Total investment operations	2.05	0.29		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.08)		—
Net realized gains	—	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.15)	(0.08)		—
Net asset value, end of period/year	$11.92	$10.02		$9.81
Total return	20.72%	2.99%		(1.90	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$627	$476		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.63%	0.83%		6.54	%(I)
Including waiver and/or reimbursement and recapture	0.48%	0.45	%(D)	0.43	%(I)
Net investment income (loss) to average net assets (C)	1.82%	1.87	%(D)	2.33	%(I)
Portfolio turnover rate (J)	3%	0	%(K)	4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	ClearTrack® 2055
	Class R1		Class R6
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.02		0.04
Net realized and unrealized gain (loss)	0.59		0.60
Total investment operations	0.61		0.64
Net asset value, end of period	$10.61		$10.64
Total return	6.10	%(D)	6.40	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$265		$266
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	40.02	%(F)	39.37	%(F)
Including waiver and/or reimbursement and recapture	1.06	%(F)	0.41	%(F)
Net investment income (loss) to average net assets (C)	0.54	%(F)	1.19	%(F)
Portfolio turnover rate (G)	2	%(D)	2	%(D)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period indicated:	ClearTrack® 2060
	Class R1		Class R6
	October 31, 2017 (A)		October 31, 2017 (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.02		0.04
Net realized and unrealized gain (loss)	0.59		0.60
Total investment operations	0.61		0.64
Net asset value, end of period	$10.61		$10.64
Total return	6.10	%(D)	6.40	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$265		$266
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	39.93	%(F)	39.28	%(F)
Including waiver and/or reimbursement and recapture	1.06	%(F)	0.41	%(F)
Net investment income (loss) to average net assets (C)	0.54	%(F)	1.19	%(F)
Portfolio turnover rate (G)	2	%(D)	2	%(D)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	ClearTrack® Retirement Income
	Class R1
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.11	$9.83		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.13	(D)	0.11
Net realized and unrealized gain (loss)	0.50	0.20		(0.28)
Total investment operations	0.64	0.33		(0.17)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.05)		—
Net realized gains	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.12)	(0.05)		—
Net asset value, end of period/year	$10.63	$10.11		$9.83
Total return	6.41%	3.36%		(1.70	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$98,838	$72,075		$12,186
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.12%	1.18%		3.66	%(H)
Including waiver and/or reimbursement and recapture	1.09%	1.07	%(D)	1.08	%(H)
Net investment income (loss) to average net assets (C)	1.40%	1.30	%(D)	1.76	%(H)
Portfolio turnover rate (I)	7%	—%		1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	ClearTrack® Retirement Income
	Class R6
	October 31, 2017	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.20	$9.87		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	0.21	(D)	0.14
Net realized and unrealized gain (loss)	0.50	0.18		(0.27)
Total investment operations	0.71	0.39		(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.06)		—
Net realized gains	—	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.16)	(0.06)		—
Net asset value, end of period/year	$10.75	$10.20		$9.87
Total return	7.12%	4.01%		(1.30	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$409	$257		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.47%	0.53%		3.01	%(H)
Including waiver and/or reimbursement and recapture	0.44%	0.42	%(D)	0.43	%(H)
Net investment income (loss) to average net assets (C)	1.98%	2.08	%(D)	2.16	%(H)
Portfolio turnover rate (I)	7%	—%		1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS

At October 31, 2017

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below. The Funds are generally offered in eligible retirement plans.

Fund	Class
ClearTrack® 2015	R1,R6
ClearTrack® 2020	R1,R6
ClearTrack® 2025	R1,R6
ClearTrack® 2030	R1,R6
ClearTrack® 2035	R1,R6
ClearTrack® 2040	R1,R6
ClearTrack® 2045	R1,R6
ClearTrack® 2050	R1,R6
ClearTrack® 2055 (A)	R1,R6
ClearTrack® 2060 (A)	R1,R6
ClearTrack® Retirement Income	R1,R6

(A)	Fund commenced operations on July 7, 2017.

Each Fund, a “fund of fund”, invests the majority of its assets in underlying exchange-traded funds that are based on an index and managed by unaffiliated investment advisers (hereafter referred to as “Underlying ETFs”). The shareholder reports of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with the Funds’ shareholder reports. The Underlying ETFs’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

1. ORGANIZATION (continued)

TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying funds. Dividend income and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2017 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2017, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. Net income from securities lending within the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of October 31, 2017, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2017.

Repurchase agreements at October 31, 2017, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017. Funds not listed in the subsequent table do not have these transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$297,750	$—	$—	$—	$297,750
Total Borrowings	$297,750	$—	$—	$—	$297,750

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2020
Securities Lending Transactions
Exchange-Traded Funds	$5,948,525	$—	$—	$—	$5,948,525
Total Borrowings	$5,948,525	$—	$—	$—	$5,948,525

ClearTrack® 2025
Securities Lending Transactions
Exchange-Traded Funds	$20,750	$—	$—	$—	$20,750
Total Borrowings	$20,750	$—	$—	$—	$20,750

ClearTrack® 2035
Securities Lending Transactions
Exchange-Traded Funds	$663,138	$—	$—	$—	$663,138
Total Borrowings	$663,138	$—	$—	$—	$663,138

ClearTrack® 2040
Securities Lending Transactions
Exchange-Traded Funds	$81,935	$—	$—	$—	$81,935
Total Borrowings	$81,935	$—	$—	$—	$81,935

ClearTrack® 2045
Securities Lending Transactions
Exchange-Traded Funds	$250,075	$—	$—	$—	$250,075
Total Borrowings	$250,075	$—	$—	$—	$250,075

ClearTrack® Retirement Income
Securities Lending Transactions
Exchange-Traded Funds	$5,753,504	$—	$—	$—	$5,753,504
Total Borrowings	$5,753,504	$—	$—	$—	$5,753,504

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37%
Over $4 billion	0.36%

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses including the pro rata share of expenses incurred through each Fund’s investment in underlying funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through (A)
Class R1	1.20%	March 1, 2018
Class R6	0.55%	March 1, 2018

(A)	For ClearTrack® 2055 and ClearTrack® 2060, the operating expense limit is effective through July 7, 2018.

TAM is entitled to recapture expenses accrued by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds’ operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2017, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available from Fiscal Year
Fund	2015	2016	2017	Total
ClearTrack® 2015
Class R1	$33,862	$64,158	$46,620	$144,640
Class R6	3,221	562	331	4,114
ClearTrack® 2020
Class R1	$30,767	$64,658	$38,837	$134,262
Class R6	3,265	785	313	4,363
ClearTrack® 2025
Class R1	$27,104	$54,652	$32,594	$114,350
Class R6	2,971	620	380	3,971
ClearTrack® 2030
Class R1	$28,356	$57,722	$39,018	$125,096
Class R6	4,345	553	193	5,091
ClearTrack® 2035
Class R1	$29,299	$57,747	$38,929	$125,975
Class R6	4,935	596	276	5,807
ClearTrack® 2040
Class R1	$31,475	$58,244	$44,202	$133,921
Class R6	4,885	699	524	6,108
ClearTrack® 2045
Class R1	$35,620	$53,251	$45,541	$134,412
Class R6	7,408	911	663	8,982
ClearTrack® 2050
Class R1	$36,744	$56,636	$50,941	$144,321
Class R6	9,347	1,738	1,089	12,174
ClearTrack® 2055
Class R1	$—	$—	$31,882	$31,882
Class R6	—	—	31,917	31,917

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available from Fiscal Year
Fund	2015	2016	2017	Total
ClearTrack® 2060
Class R1	$—	$—	$31,807	$31,807
Class R6	—	—	31,841	31,841
ClearTrack® Retirement Income
Class R1	$31,657	$64,691	$47,651	$143,999
Class R6	3,998	475	186	4,659

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%

(A)	12b-1 fees are not applicable for Class R6.

Administration fees: Each Fund pays a management fee to TAM for investment management and administration services. The management fee is reflected in Investment management fees within the Statements of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2017, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$3,894	$353
ClearTrack® 2020	5,408	512
ClearTrack® 2025	6,357	608
ClearTrack® 2030	5,065	471
ClearTrack® 2035	4,924	472
ClearTrack® 2040	4,140	403
ClearTrack® 2045	2,696	257
ClearTrack® 2050	1,997	197
ClearTrack® 2055	12	3
ClearTrack® 2060	12	3
ClearTrack® Retirement Income	7,010	657

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2017.

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

6. PRINCIPAL OWNERSHIP

As of October 31, 2017, the Funds had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
ClearTrack® 2015
Class R1	1	92.63%	92.63%
Class R6	2	100.00%	100.00%
ClearTrack® 2020
Class R1	2	100.00%	100.00%
Class R6	2	91.52%	91.52%
ClearTrack® 2025
Class R1	1	90.77%	90.77%
Class R6	2	100.00%	100.00%
ClearTrack® 2030
Class R1	2	100.00%	100.00%
Class R6	2	100.00%	100.00%
ClearTrack® 2035
Class R1	2	100.00%	100.00%
Class R6	2	100.00%	100.00%
ClearTrack® 2040
Class R1	2	100.00%	100.00%
Class R6	2	100.00%	100.00%

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
ClearTrack® 2045
Class R1	2	100.00%	100.00%
Class R6	2	100.00%	100.00%
ClearTrack® 2050
Class R1	1	91.26%	91.26%
Class R6	2	100.00%	100.00%
ClearTrack® 2055
Class R1	1	100.00%	100.00%
Class R6	1	100.00%	100.00%
ClearTrack® 2060
Class R1	1	100.00%	100.00%
Class R6	1	100.00%	100.00%
ClearTrack® Retirement Income
Class R1	1	92.52%	92.52%
Class R6	2	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$9,335,686	$4,722,273
ClearTrack® 2020	17,757,645	3,779,342
ClearTrack® 2025	23,473,340	4,968,780
ClearTrack® 2030	15,126,122	5,727,756
ClearTrack® 2035	16,586,211	4,851,059
ClearTrack® 2040	16,068,724	2,974,238
ClearTrack® 2045	7,796,520	2,260,102
ClearTrack® 2050	6,883,272	907,939
ClearTrack® 2055	522,217	7,872
ClearTrack® 2060	522,264	7,820
ClearTrack® Retirement Income	28,094,088	6,012,205

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations and non-deductible expenses paid. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
ClearTrack® 2015	$—	$(217)	$217
ClearTrack® 2020	—	(80)	80
ClearTrack® 2025	—	(457)	457
ClearTrack® 2030	—	—	—
ClearTrack® 2035	—	—	—
ClearTrack® 2040	—	—	—
ClearTrack® 2045	—	—	—
ClearTrack® 2050	—	—	—
ClearTrack® 2055	(256)	256	—
ClearTrack® 2060	(256)	256	—
ClearTrack® Retirement Income	—	—	—

As of October 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities were as follows:

Portfolio	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
ClearTrack® 2015	$49,630,438	$4,184,475	$(47,477)	$4,136,998
ClearTrack® 2020	76,904,241	6,714,205	(72,390)	6,641,815
ClearTrack® 2025	82,822,901	9,222,748	(29,466)	9,193,282
ClearTrack® 2030	62,521,945	7,993,473	(19,767)	7,973,706
ClearTrack® 2035	62,904,920	9,336,915	(3,226)	9,333,689
ClearTrack® 2040	52,508,724	8,765,110	—	8,765,110
ClearTrack® 2045	33,222,330	6,194,153	(1,793)	6,192,360
ClearTrack® 2050	25,294,360	4,700,922	(2,559)	4,698,363
ClearTrack® 2055	514,640	29,539	—	29,539
ClearTrack® 2060	514,739	29,546	—	29,546
ClearTrack® Retirement Income	99,633,283	5,608,614	(115,657)	5,492,957

As of October 31, 2017, the Funds had no capital loss carryforwards available to offset future realized gains. During the year ended October 31, 2017, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
ClearTrack® 2030	$813
ClearTrack® 2045	10,630

Transamerica Funds	Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are listed below.

	2017 Distributions Paid From			2016 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$647,133	$—	$—	$127,281	$—	$—
ClearTrack® 2020	802,168	—	—	134,704	—	—
ClearTrack® 2025	812,050	1,457	—	135,901	—	—
ClearTrack® 2030	648,705	—	—	109,310	—	—
ClearTrack® 2035	704,418	—	—	102,898	—	—
ClearTrack® 2040	570,750	—	—	109,222	—	—
ClearTrack® 2045	359,574	—	—	76,914	—	—
ClearTrack® 2050	240,627	—	—	53,355	—	—
ClearTrack® 2055	—	—	—	—	—	—
ClearTrack® 2060	—	—	—	—	—	—
ClearTrack® Retirement Income	929,286	—	—	113,846	—	—

As of October 31, 2017, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$ 412,325	$ —	$ 453,421	$ —	$ —	$ —	$ 4,136,998
ClearTrack® 2020	532,641	—	423,700	—	—	—	6,641,815
ClearTrack® 2025	577,192	—	485,467	—	—	—	9,193,282
ClearTrack® 2030	450,709	—	554,919	—	—	—	7,973,706
ClearTrack® 2035	499,336	—	413,756	—	—	—	9,333,689
ClearTrack® 2040	466,192	—	269,281	—	—	—	8,765,110
ClearTrack® 2045	272,935	—	244,729	—	—	—	6,192,360
ClearTrack® 2050	186,611	—	89,766	—	—	—	4,698,363
ClearTrack® 2055	1,961	—	—	—	—	—	29,539
ClearTrack® 2060	1,961	—	—	—	—	—	29,546
ClearTrack® Retirement Income	877,908	—	457,977	—	—	—	5,492,957

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ClearTrack 2015, ClearTrack 2020, ClearTrack 2025, ClearTrack 2030, ClearTrack 2035, ClearTrack 2040, ClearTrack 2045, ClearTrack 2050, ClearTrack 2055, ClearTrack 2060 and ClearTrack Retirement Income (eleven of the funds of the Transamerica Funds, hereafter referred to as the “Funds”), as of October 31, 2017, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others. . We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned eleven Funds of the Transamerica Funds at October 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 27, 2017

Transamerica Funds	Annual Report 2017

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the long-term capital gain designations for the year ended October 31, 2017 are as follows:

Fund	Long-Term Capital Gain Designation
ClearTrack® 2025	$ 1,457

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Portfolio” and collectively the “Portfolios”):

ClearTrack® 2015	ClearTrack® 2040
ClearTrack® 2020	ClearTrack® 2045
ClearTrack® 2025	ClearTrack® 2050
ClearTrack® 2030	ClearTrack® Retirement Income
ClearTrack® 2035

For each Portfolio, the Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and the Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify Portfolios for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel, and supervises the performance of the recordkeeping and shareholder functions of the funds.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2016. The Board’s conclusions as to performance are summarized below. In describing a Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” median if a Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Portfolio’s performance, the Trustees considered representations made by TAM regarding the appropriateness of the Portfolios’ peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

ClearTrack® 2015. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

ClearTrack® 2020. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

ClearTrack® 2025. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

ClearTrack® 2030. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

ClearTrack® 2035. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

ClearTrack® 2040. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

ClearTrack® 2045. The Board noted that the performance of Class R1 Shares of the Portfolio was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

ClearTrack® 2050. The Board noted that the performance of Class R1 Shares of the Portfolio was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

ClearTrack® Retirement Income. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R1 Shares of the Portfolio was above its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. In describing a Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” median if a Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio). The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of a Portfolio’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

ClearTrack® 2015. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2020. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2025. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2030. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2035. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

ClearTrack® 2040. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2045. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® 2050. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

ClearTrack® Retirement Income. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolios had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for each Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board recognized that, as a Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered each Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolios through its undertakings to limit or reimburse Portfolio expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Portfolio’s management fee schedule. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Transamerica Funds	Annual Report 2017

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolios. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Portfolios. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2017

CLEARTRACK® 2055 AND CLEARTRACK® 2060

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on March 8-9, 2017, the Board considered the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of ClearTrack® 2055 and ClearTrack® 2060 (the “Funds”). The Board also considered the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Funds between TAM and QS Investors LLC (“QS”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Funds and the shareholders invested in the Funds. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved each of the Agreements for an initial two-year period.

Prior to reaching their decision, the Trustees requested and received from TAM and QS certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Agreements. In their deliberations, the Independent Trustees met privately without representatives of TAM or QS present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and QS. The Board considered the proposed investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and QS; TAM’s management oversight process; the experience of QS with the proposed investment strategy; and the professional qualifications of the portfolio management team of QS. The Board also considered the investment advisory and other services to be provided by TAM for the portion of the investment advisory fee it will retain after payment of the sub-advisory fee for the Funds. The Board also noted that TAM, as part of the investment advisory services it provides to all Transamerica mutual funds, oversees the services provided by the administrator, custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the Transamerica mutual funds.

Based on these considerations, the Trustees determined that TAM and QS could provide investment and related services that are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs.

Investment Performance. The Board recognized that the Funds are not yet in existence and used the historical performance of the ClearTrack® 2015, ClearTrack® 2020, ClearTrack® 2025, ClearTrack® 2030, ClearTrack® 2035, ClearTrack® 2040, ClearTrack® 2045, ClearTrack® 2050 and ClearTrack® Retirement Income (together, the “Existing ClearTrack® Funds”) for the Board to review. The Trustees noted that the historical performance of each of the Existing ClearTrack® Funds generally compared favorably to that of the benchmark and peer group medians for the periods shown. On the basis of this information and the Trustees’ assessment of the nature, extent and quality of the services to be provided or procured by TAM and QS, the Trustees concluded that TAM and QS was capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed investment objective, policies and strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Trustees considered the proposed sub-advisory fee and anticipated total expense ratio of each of the Funds, including information comparing the investment advisory fee and total expense ratio of each Fund to the investment advisory fees and total expense ratios of other investment companies in Lipper and Morningstar peer groups and universes. The Board also considered the fee to be charged by QS for sub-advisory services as well as the portion of the Funds’ investment advisory fee to be retained by TAM following payment of the sub-advisory fee. The Trustees noted that, in total, the advisory fees to be incurred by shareholders of each Fund are higher than the respective Morningstar and Lipper group medians, but that the total expenses for each Fund are at or below the medians of respective Morningstar and Lipper group medians. The Board further noted that TAM proposed to enter into an expense limitation arrangement with the Funds, which could result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and QS under the Management Agreement and Sub-Advisory Agreement were reasonable in light of the sub-advisory services to be provided.

The cost of advisory services provided and the level of profitability. The Board recognized that the Funds were not yet in existence and therefore no actual revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability analysis provided by TAM that reflected its experience with the Existing ClearTrack® Funds, including the costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to the

Transamerica Funds	Annual Report 2017

CLEARTRACK® 2055 AND CLEARTRACK® 2060

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

Funds by TAM and its affiliates. The Board also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and QS. As a result, the Trustees did not consider QS’s anticipated profitability as material to its decision to approve the QS Sub-Advisory Agreements. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not anticipated to be excessive.

Economies of Scale. In evaluating the extent to which the investment advisory fees payable under the Management Agreement and Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board took note of TAM’s and QS’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Funds. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower investment advisory fees as the level of assets grows for the Funds. The Trustees also noted that, as the Funds grow, they would have the opportunity to periodically reexamine the appropriateness of the investment advisory fees payable to TAM and fees payable by TAM to QS and whether the Funds have achieved economies of scale.

Fall-Out Benefits. The Board considered any other benefits derived by TAM, its affiliates, and QS from their relationships with the Funds. The Trustees noted that although TAM would not realize soft dollar benefits from its relationship with the Funds, QS may engage in soft dollar arrangements, and receive such benefits, consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of each of the Funds and their respective investment strategies and noted that TAM believes that the Funds would enhance the Transamerica Funds’ retirement product line-up. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Trustees favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of QS. The Trustees also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion. After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the approval of the Management Agreement and the Sub-Advisory Agreement was in the best interest of the Funds and their shareholders and voted to approve the Agreements.

Transamerica Funds	Annual Report 2017

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica ETF Trust (“TET”); (ii) Transamerica Funds (“TF”); (iii) Transamerica Series Trust (“TST”); (iv) Transamerica Partners Funds Group (“TPFG”); (v) Transamerica Partners Funds Group II (“TPFG II”); (vi) Transamerica Partners Funds (“TPP”); and (vii) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board Member oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (60)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, JP Morgan Investment Management (1994 – 2003); and Head of U.S. Equity, Bankers Trust Company (2000 – 2003); Managing Director, (1981 – 1994); Head of Global Quantitative Investments Group (1989 – 1994).	131	N/A
John Edgar Pelletier (53)	Board Member	Since 2017	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2017 – present); Director, Center for Financial Literacy, Champlain College (2010 – present); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – present); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – present); Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 – 2007); General Counsel (1997 – 2004).	131	N/A
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	131	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2017

Name	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (65)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Operation
PAR, Inc.

(non-profit
organization)

(2008 –
present);

Remember
Honor
Support, Inc.
(non-profit
organization)

(2013 –
present)
Board
Member,
WRH
Income
Properties,
Inc.

(real estate)

(2014 –
present);
Boley PAR,
Inc. (2016 –
present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2017

OFFICERS:

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Transamerica Funds	Annual Report 2017

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (57)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (47)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, Oppenheimer Funds (2007 – 2010)

Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

Transamerica Funds	Annual Report 2017

Name:	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016	Assistant Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2016 – present); Assistant General Counsel, TAM (2016 – present), High Level Specialist Attorney, TAM (2014 – 2016); Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014); Managing Member, Mills Law, LLC (2010 – 2011); Counsel, Old Mutual Capital (2006 – 2009); Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and Securities Counsel, J.D. Edwards (2000 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2017

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2017

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2017

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc.

25334_ARMFP1017

© 2017 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2017	2016
(a)	Audit Fees	$1,382	$1,080
(b)	Audit Related Fees(1)	$72	$18
(c)	Tax Fees(2)	$504	$259
(d)	All Other Fees(3)	$84	$23

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2017 and 2016 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 5, 2018

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	January 5, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer